                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08629

                           HARTFORD SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

                 P.O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934 Date of fiscal year end: December 31, 2005

Date of reporting period: January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1
    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:
      Schedule of Investments as of December 31, 2005:
         Hartford Advisers HLS Fund                                  61
         Hartford Capital Appreciation HLS Fund                      67
         Hartford Disciplined Equity HLS Fund                        70
         Hartford Dividend and Growth HLS Fund                       72
         Hartford Equity Income HLS Fund                             74
         Hartford Focus HLS Fund                                     76
         Hartford Global Advisers HLS Fund                           78
         Hartford Global Communications HLS Fund                     87
         Hartford Global Financial Services HLS Fund                 89
         Hartford Global Health HLS Fund                             91
         Hartford Global Leaders HLS Fund                            93
         Hartford Global Technology HLS Fund                         95
         Hartford Growth HLS Fund                                    97
         Hartford Growth Opportunities HLS Fund                      98
         Hartford High Yield HLS Fund                               100
         Hartford Index HLS Fund                                    106
         Hartford International Capital Appreciation HLS Fund       112
         Hartford International Opportunities HLS Fund              115
         Hartford International Small Company HLS Fund              118
         Hartford MidCap HLS Fund                                   121
         Hartford MidCap Value HLS Fund                             123
         Hartford Money Market HLS Fund                             125
         Hartford Mortgage Securities HLS Fund                      126
         Hartford Small Company HLS Fund                            128
         Hartford SmallCap Growth HLS Fund                          130
         Hartford Stock HLS Fund                                    133
         Hartford Total Return Bond HLS Fund (formerly Hartford
         Bond HLS Fund)                                             135
         Hartford U.S. Government Securities HLS Fund               143
         Hartford Value HLS Fund                                    145
         Hartford Value Opportunities HLS Fund                      147
      Statements of Assets and Liabilities as of December 31,
      2005                                                          150
      Statements of Operations for the Year Ended December 31,
      2005                                                          156
      Statements of Changes in Net Assets for the Years Ended
         December 31, 2005 and 2004                                 162
      Notes to Financial Statements                                 174
      Financial Highlights                                          188
      Report of Independent Registered Public Accounting Firm       198
      Boards of Directors and Officer Information (Unaudited)       199
      Expense Example (Unaudited)                                   201
      Shareholder Meeting Results (Unaudited)                       204
      Approval of Investment Management, Investment Advisory,
      and Investment Sub-Advisory Agreements (Unaudited)            206
      Privacy Policy                                                212

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

(PHOTO OF TOM MARRA)

                         A MESSAGE FROM THE PRESIDENT(1)

Dear Fellow Contract Owner,

Despite a rocky start, 2005 was both an interesting and illustrative year for investors.

By mid-year, the S&P 500 Index(2) was down 0.81%(3) (including dividend growth and price appreciation). But during the second half of the year the market rebounded, as it has done historically after periods of decline, to finish with a 4.91% gain (as of 12/31/05).

I'm pleased to report that the investment options within your suite of variable annuities also ended the year on a positive note, with every sub-account reporting a positive return for the 12-month period covered in this report.

Furthermore, more than 95% of the equity sub-accounts with at least a three-year performance record averaged positive, double-digit annual returns over those past three years.(4)

Of course, no one can predict the future, including what lies ahead in 2006.But because we understand how expenses can reduce your performance, I'm proud to remind you that The Hartford strives to be an industry-leading provider of low-cost variable annuities.

Moreover, your sub-accounts are managed by some of the industry's leading money managers. Investment professionals who have managed money in bear markets, bull markets and everything in between.

I hope you'll take a moment to review the insights your money managers provide in this annual report. And for more information about your account, I invite you to visit our newly revised web site at www.hartfordinvestor.com, where you can track overall performance as well as your individual investment progress.

We take great pride in knowing that you have entrusted us with your financial future. It is a trust that we expect to earn each and every day.

Thank you for investing in The Director variable annuity suite of products.

TOM MARRA

(1)  Tom Marra is president and chief operating officer of Hartford Life, Inc.

(2) The S&P 500 Index is an unmanaged list of 500 widely held U.S.common stocks frequently used as a measure of U.S.stock market performance. It does not represent the performance of a specific fund and is not available for direct investment.

(3)  Source: Lipper Analytical, 2005

(4)  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
12/95                                                     10000                       10000                       10000
                                                          10219                       10340                       10062
                                                          10250                       10436                        9849
                                                          10302                       10536                        9766
                                                          10386                       10691                        9699
                                                          10572                       10966                        9683
                                                          10667                       11008                        9812
                                                          10424                       10521                        9835
                                                          10520                       10743                        9811
                                                          10978                       11347                        9985
                                                          11217                       11660                       10218
                                                          11894                       12540                       10406
12/96                                                     11659                       12292                       10290
                                                          12168                       13059                       10303
                                                          12216                       13162                       10324
                                                          11871                       12623                       10202
                                                          12407                       13375                       10351
                                                          12962                       14188                       10447
                                                          13524                       14824                       10573
                                                          14364                       16002                       10896
                                                          13655                       15106                       10774
                                                          14233                       15932                       10943
                                                          13975                       15400                       11119
                                                          14392                       16113                       11177
12/97                                                     14516                       16390                       11294
                                                          14727                       16571                       11454
                                                          15450                       17766                       11430
                                                          16037                       18675                       11466
                                                          16293                       18864                       11523
                                                          16153                       18539                       11647
                                                          16757                       19292                       11765
                                                          16875                       19087                       11775
                                                          15405                       16327                       12005
                                                          16036                       17374                       12348
                                                          16834                       18786                       12261
                                                          17475                       19924                       12334
12/98                                                     18095                       21072                       12364
                                                          18493                       21953                       12452
                                                          18064                       21271                       12156
                                                          18616                       22122                       12217
                                                          19109                       22978                       12247
                                                          18642                       22437                       12120
                                                          19344                       23682                       12083
                                                          18952                       22942                       12049
                                                          18782                       22828                       12040
                                                          18571                       22202                       12148
                                                          19205                       23607                       12180
                                                          19358                       24086                       12173
12/99                                                     20010                       25505                       12099
                                                          19314                       24224                       12095
                                                          19195                       23766                       12247
                                                          20495                       26089                       12424
                                                          20063                       25304                       12363
                                                          19820                       24785                       12352
                                                          20113                       25396                       12604
                                                          19926                       25000                       12738
                                                          20637                       26552                       12918
                                                          20098                       25150                       12966
                                                          20229                       25043                       13048
                                                          19574                       23070                       13271
12/00                                                     19861                       23184                       13533
                                                          20274                       24006                       13760
                                                          19502                       21818                       13902
                                                          18706                       20437                       13965
                                                          19484                       22023                       13861
                                                          19630                       22170                       13940
                                                          19132                       21631                       14007
                                                          19154                       21418                       14356
                                                          18428                       20079                       14541
                                                          17706                       18458                       14674
                                                          18120                       18811                       15047
                                                          18886                       20254                       14800
12/01                                                     18939                       20432                       14683
                                                          18690                       20134                       14791
                                                          18587                       19745                       14917
                                                          18920                       20488                       14614
                                                          17926                       19246                       14897
                                                          17814                       19105                       15035
                                                          17058                       17745                       15162
                                                          16477                       16363                       15345
                                                          16492                       16469                       15689
                                                          15408                       14680                       16027
                                                          16131                       15971                       15873
                                                          16901                       16910                       15883
12/02                                                     16327                       15917                       16304
                                                          16042                       15502                       16303
                                                          15931                       15269                       16593
                                                          15961                       15417                       16572
                                                          16779                       16686                       16749
                                                          17467                       17565                       17225
                                                          17606                       17789                       17156
                                                          17699                       18103                       16437
                                                          17894                       18456                       16545
                                                          17833                       18260                       17069
                                                          18411                       19292                       16852
                                                          18539                       19461                       16897
12/03                                                     19347                       20481                       17064
                                                          19456                       20857                       17219
                                                          19620                       21147                       17429
                                                          19434                       20828                       17589
                                                          19092                       20501                       17049
                                                          19251                       20782                       16962
                                                          19570                       21186                       17032
                                                          19115                       20485                       17212
                                                          19228                       20567                       17576
                                                          19199                       20790                       17638
                                                          19219                       21108                       17790
                                                          19578                       21961                       17592
12/04                                                     20071                       22708                       17779
                                                          19875                       22155                       17903
                                                          20135                       22621                       17785
                                                          19713                       22221                       17660
                                                          19668                       21800                       17925
                                                          20190                       22493                       18149
                                                          20205                       22525                       18268
                                                          20747                       23362                       18062
                                                          20865                       23149                       18332
                                                          20952                       23336                       18092
                                                          20725                       22947                       17937
                                                          21336                       23814                       18029
12/05                                                     21523                       23823                       18201

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $21,523 ending value          $23,823 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,201 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                     1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------------
Advisers IA                          7.24%    1.62%     7.97%
-------------------------------------------------------------------
Advisers IB(3)                       6.97%    1.39%     7.73%
-------------------------------------------------------------------
S&P 500 Index                        4.91%    0.55%     9.07%
-------------------------------------------------------------------
Lehman Brothers Government/Credit
  Bond Index                         2.37%    6.11%     6.17%
-------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers Fund, Class IA returned 7.24% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index return of 4.91% and the Lehman Brothers Government/ Credit Bond Index of 2.37%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. The large cap equity indices outperformed small caps for the year, though both significantly lagged mid caps. While the Federal Reserve raised short term interest rates to neutral from a very accommodative level, long term interest rates declined over the year as inflationary pressures remained benign. The Lehman Government/Credit Index rose 2.4% during the year.

The Fund outperformed its benchmark because it added value in three areas: the asset allocation decision to overweight stocks versus bonds, relative performance in its equity portion, and relative performance in its fixed income portion. The Fund maintained an equity weighting between 65% and 70% during the period, which helped performance as equities outperformed fixed income. Stock selection was strong across many industries. Within fixed income, the Fund made value-added decisions on yield curve positioning and sector allocations.

Consistent with the Fund's approach of selecting stocks from across the full spectrum of opportunities, the Fund had strong contributions from stocks in a variety of sectors, including Financials, Health Care, Information Technology, Industrials, Materials, and Consumer Discretionary. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

Among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Alcoa (Materials). Fannie Mae declined due to regulatory scrutiny of their accounting practices and Alcoa shares lagged because the company's profit margins were

--------------------------------------------------------------------------------

negatively affected by energy related cost increases. Not holding Apple Computer also hurt relative returns, as the stock had strong performance driven by the popularity of its iPod device.

Relative performance in fixed income was strong as well. For most of the year, the Fund's shorter-than-market duration and its barbelled cash flow structure drove favorable investment returns as yields rose and the yield curve flattened. A later move to a longer duration also enhanced returns. The Fund benefited by not owning any debt issues from Ford or General Motors when both had their credit ratings downgraded during the period. An early underweight to MBS and subsequent shift to an overweight position was additive as well. In addition, the Fund benefited by a tactical investment in 20 year Treasury Inflation Protected Securities (TIPS) as inflation concerns rose following the Gulf hurricanes.

WHAT IS THE OUTLOOK?
On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of the equity portion of the Fund; Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with Hartford Funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for The Hartford Capital Appreciation Fund. On November 1, 2005, Peter
I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team. John C. Keogh will continue in his role as portfolio manager for the fixed income portion of the fund.

The team will continue to manage the stock portion of the Fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. The equity managers will continue to work collaboratively with Mr. Keogh to make decisions regarding portfolio weights in stocks, bonds, and cash.

At the end of the period the Fund held 65% in equities and was overweight Information Technology and Consumer Discretionary and underweight Consumer Staples and Energy.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.3%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                           5.7
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 9.2
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of December 31, 2005

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               64.9%
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.1
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          10.9
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/95                                                                      10000                              10000
                                                                           10152                              10340
                                                                           10419                              10436
                                                                           10576                              10537
                                                                           11083                              10692
                                                                           11421                              10967
                                                                           11132                              11009
                                                                           10337                              10523
                                                                           10881                              10745
                                                                           11521                              11349
                                                                           11509                              11662
                                                                           12126                              12543
12/96                                                                      12070                              12295
                                                                           12534                              13062
                                                                           12293                              13165
                                                                           11601                              12625
                                                                           11897                              13378
                                                                           13254                              14192
                                                                           13828                              14827
                                                                           14972                              16006
                                                                           14795                              15110
                                                                           15777                              15937
                                                                           14833                              15406
                                                                           14716                              16118
12/97                                                                      14767                              16395
                                                                           14634                              16576
                                                                           16018                              17771
                                                                           16650                              18680
                                                                           16945                              18868
                                                                           16199                              18544
                                                                           16512                              19297
                                                                           16099                              19092
                                                                           12894                              16331
                                                                           13655                              17378
                                                                           14989                              18790
                                                                           15924                              19929
12/98                                                                      17052                              21077
                                                                           17793                              21958
                                                                           17008                              21275
                                                                           18324                              22126
                                                                           19188                              22983
                                                                           18916                              22441
                                                                           19968                              23687
                                                                           19754                              22947
                                                                           19514                              22833
                                                                           18853                              22207
                                                                           20122                              23612
                                                                           21202                              24092
12/99                                                                      23440                              25511
                                                                           22965                              24229
                                                                           26509                              23771
                                                                           27152                              26095
                                                                           25727                              25310
                                                                           24874                              24790
                                                                           26425                              25402
                                                                           26466                              25005
                                                                           29141                              26557
                                                                           28084                              25155
                                                                           27281                              25049
                                                                           25019                              23075
12/00                                                                      26539                              23189
                                                                           28125                              24011
                                                                           26859                              21823
                                                                           25402                              20441
                                                                           27371                              22027
                                                                           27745                              22175
                                                                           26933                              21636
                                                                           25940                              21423
                                                                           24643                              20083
                                                                           21806                              18462
                                                                           22438                              18815
                                                                           24057                              20258
12/01                                                                      24699                              20436
                                                                           24038                              20138
                                                                           23528                              19750
                                                                           24431                              20492
                                                                           23115                              19251
                                                                           23029                              19109
                                                                           20988                              17749
                                                                           19299                              16366
                                                                           19751                              16472
                                                                           18260                              14684
                                                                           19619                              15974
                                                                           21134                              16913
12/02                                                                      19833                              15921
                                                                           19430                              15505
                                                                           19217                              15273
                                                                           18996                              15421
                                                                           20422                              16690
                                                                           22042                              17568
                                                                           22624                              17793
                                                                           23037                              18107
                                                                           23902                              18459
                                                                           23811                              18264
                                                                           25679                              19296
                                                                           26323                              19466
12/03                                                                      28238                              20486
                                                                           28702                              20862
                                                                           29750                              21151
                                                                           29768                              20832
                                                                           28643                              20506
                                                                           29253                              20787
                                                                           30493                              21191
                                                                           28970                              20489
                                                                           28534                              20572
                                                                           29554                              20794
                                                                           30234                              21112
                                                                           32438                              21966
12/04                                                                      33706                              22713
                                                                           32900                              22160
                                                                           34141                              22626
                                                                           32815                              22226
                                                                           31807                              21804
                                                                           32744                              22497
                                                                           33370                              22530
                                                                           35135                              23367
                                                                           35461                              23154
                                                                           36787                              23341
                                                                           36110                              22952
                                                                           38111                              23819
12/05                                                                      38945                              23828

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $38,945 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation IA   15.55%   7.97%   14.56%
------------------------------------------------------
Capital Appreciation
  IB(3)                   15.26%   7.72%   14.31%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 15.55% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index, which returned 4.91%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of significant volatility. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The trend favoring value over growth investing continued in 2005 as the Russell 3000 Value outpaced the Russell 3000 Growth by 1.68%.

Relative performance was strong across the board. Fund results exceeded those of the benchmark in seven of 10 economic sectors, and all but one sector, Consumer Staples, provided positive absolute returns. Performance was particularly positive in Financials, Energy and Technology stocks. Brazilian bank Unibanco (Financials) rose over 100% during the year, while positions in exploration and production firms Devon Energy and XTO Energy and nuclear power firm Cameco boosted results in the Energy sector. Value-added in the Technology sector was driven by positions in electronics giant Samsung and Taiwanese PC component maker Hon Hai precision. Other top relative and absolute contributors included Japanese financial services firm Orix, Mexican cell phone operator America Movil, and coal and metals producer Teck Cominco.

The Fund lagged the benchmark in the Utilities, Industrials, and Consumer Staples sectors. Relative results in Utilities were impacted by the Fund's underweight in the high-returning sector, while industrial conglomerate Tyco detracted from results in the Industrials sector. A position in Japanese tobacco firm Japan Tobacco hurt performance in the Consumer Staples sector as the firm posted somewhat weak domestic sales, although volumes were strong in international and emerging markets. Other negative relative and absolute contributors included Smurfit Stone, Elan, and OSI Pharmaceuticals. Packaging concern Smurfit-Stone traded lower due to weaker than anticipated containerboard markets and excess capacity in the industry. Biotechnology firm Elan suffered a steep decline after pulling its much-heralded multiple sclerosis drug Tysabri from the market, while OSI Pharmaceuticals fell on expense concerns regarding its launch of Tarceva, a drug that treats non-small cell lung cancer.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the year we added to the Fund's Financial, Energy, and Consumer Discretionary holdings, and reduced our exposure in the Technology and Materials sectors. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Materials and Financials sectors, and less-than-benchmark weights in Consumer Staples and Health Care.
DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.0%
-------------------------------------------------------------------
Brazil                                                      2.4
-------------------------------------------------------------------
Canada                                                      4.2
-------------------------------------------------------------------
China                                                       1.4
-------------------------------------------------------------------
France                                                      0.6
-------------------------------------------------------------------
Germany                                                     2.5
-------------------------------------------------------------------
Greece                                                      0.5
-------------------------------------------------------------------
India                                                       1.7
-------------------------------------------------------------------
Ireland                                                     0.3
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Israel                                                      1.2%
-------------------------------------------------------------------
Italy                                                       1.8
-------------------------------------------------------------------
Japan                                                       3.8
-------------------------------------------------------------------
Luxembourg                                                  0.9
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Russia                                                      0.1
-------------------------------------------------------------------
South Korea                                                 2.8
-------------------------------------------------------------------
Switzerland                                                 1.1
-------------------------------------------------------------------
Taiwan                                                      0.6
-------------------------------------------------------------------
Turkey                                                      1.0
-------------------------------------------------------------------
United Kingdom                                              3.1
-------------------------------------------------------------------
United States                                              66.6
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.5%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           5.0
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      8.5
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    8.4
-------------------------------------------------------------------
Technology                                                 20.4
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
12/98                                                                      11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
                                                                           13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
12/99                                                                      14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
                                                                           14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
12/00                                                                      13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
                                                                           13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
12/01                                                                      12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
                                                                           10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
12/02                                                                       9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
                                                                           10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
12/03                                                                      12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
                                                                           12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
12/04                                                                      13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
                                                                           13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
12/05                                                                      14116                              12849

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $14,116 ending value                       $12,849 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                       1 YEAR   5 YEAR   SINCE INCEPTION
-------------------------------------------------------------
Disciplined Equity IA  6.58%    0.62%         4.64%
-------------------------------------------------------------
Disciplined Equity IB  6.31%    0.38%         4.40%
-------------------------------------------------------------
S&P 500 Index          4.91%    0.54%         3.35%*
-------------------------------------------------------------

* Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA
Senior Vice President, Partner

MAMMEN CHALLY, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 6.58% for the year ended December 31, 2005, outperforming both its benchmark, the S&P 500 Index, which returned 4.91% and the Lipper Large Cap Core Average, which returned 5.77%.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Higher prices at the pump weighed on consumer and industrial stocks, as investors anticipated weaker retail sales and margin pressure as input costs rise. Despite indications that inflation has moderated, the Federal Reserve continued to raise rates to the point where the yield curve inverted in the fourth quarter. While historically a harbinger of an economic downturn, the market appears to be more concerned about the impact of a slowing housing market, high energy prices and rising rates. That said, consumer confidence indicators remain strong and job growth has been steady.

Strong stock selection boosted the Fund's returns during the twelve-month period. Top contributing sectors relative to the S&P 500 included Health Care, Energy, and Consumer Staples. Overall, the largest contributors to the Fund on an absolute basis were Energy companies ConocoPhillips and Valero Energy as well as tobacco and food stock Altria. The Energy sector had the strongest absolute performance for the twelve months ended December 31, 2005, with both the sector overweight and stock selection adding value. Refiners such as Valero and ConocoPhillips experienced expanding margins and rapidly rising earnings given the already low inventories and tight capacity. Altria was boosted by positive litigation developments which helped sentiment, a rise in cigarette prices and an increase in the dividend.

Stock selection within the Information Technology sector had a negative impact on returns. Lagging performance in the sector was driven by mediocre returns from the larger holdings such as Dell and IBM as well as from not owning Apple which was up +123% for the year. Dell and IBM maintain a dominant market share in their respective industries, although they are experiencing competitive threats which have dampened sentiment some. Dell's woes came from a slight loss of market share and more perhaps being overly aggressive in its pricing strategy. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter.

WHAT IS THE OUTLOOK?

We believe that continued, albeit decelerating, earnings growth will support stocks in the near term. However, aggressive pro-growth policies are being offset by structural imbalances and slower consumption growth as the housing boom deflates and oil prices remain high. While the Fed increased rates as expected, the Federal Reserve minutes reveal some support for limiting future rate increases in 2006.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.9%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            8.4
-------------------------------------------------------------------
Energy                                                      7.9
-------------------------------------------------------------------
Finance                                                    22.3
-------------------------------------------------------------------
Health Care                                                11.8
-------------------------------------------------------------------
Services                                                    8.3
-------------------------------------------------------------------
Technology                                                 18.5
-------------------------------------------------------------------
Utilities                                                   2.2
-------------------------------------------------------------------
Short-Term Investments                                     12.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/95                                                                      10000                              10000
                                                                           10260                              10340
                                                                           10355                              10436
                                                                           10640                              10537
                                                                           10689                              10692
                                                                           10914                              10967
                                                                           11072                              11009
                                                                           10733                              10523
                                                                           10892                              10745
                                                                           11412                              11349
                                                                           11743                              11662
                                                                           12399                              12543
12/96                                                                      12291                              12295
                                                                           12935                              13062
                                                                           13126                              13165
                                                                           12635                              12625
                                                                           13072                              13378
                                                                           13926                              14192
                                                                           14693                              14827
                                                                           15567                              16006
                                                                           14832                              15110
                                                                           15729                              15937
                                                                           15264                              15406
                                                                           15902                              16118
12/97                                                                      16210                              16395
                                                                           16445                              16576
                                                                           17176                              17771
                                                                           18112                              18680
                                                                           18026                              18868
                                                                           17981                              18544
                                                                           17981                              19297
                                                                           17857                              19092
                                                                           15595                              16331
                                                                           16634                              17378
                                                                           17793                              18790
                                                                           18330                              19929
12/98                                                                      18871                              21077
                                                                           18711                              21958
                                                                           18439                              21275
                                                                           18912                              22126
                                                                           20072                              22983
                                                                           19565                              22441
                                                                           20234                              23687
                                                                           19600                              22947
                                                                           19093                              22833
                                                                           18604                              22207
                                                                           19697                              23612
                                                                           19602                              24092
12/99                                                                      19874                              25511
                                                                           19075                              24229
                                                                           18025                              23771
                                                                           20017                              26095
                                                                           19776                              25310
                                                                           20195                              24790
                                                                           19574                              25402
                                                                           19572                              25005
                                                                           20709                              26557
                                                                           20902                              25155
                                                                           21341                              25049
                                                                           20914                              23075
12/00                                                                      22051                              23189
                                                                           21735                              24011
                                                                           21522                              21823
                                                                           20838                              20441
                                                                           21909                              22027
                                                                           22303                              22175
                                                                           21740                              21636
                                                                           21900                              21423
                                                                           21188                              20083
                                                                           19806                              18462
                                                                           19816                              18815
                                                                           20919                              20258
12/01                                                                      21160                              20436
                                                                           21210                              20138
                                                                           21558                              19750
                                                                           22159                              20492
                                                                           21230                              19251
                                                                           21431                              19109
                                                                           20287                              17749
                                                                           18657                              16366
                                                                           18529                              16472
                                                                           16485                              14684
                                                                           17737                              15974
                                                                           18959                              16913
12/02                                                                      18150                              15921
                                                                           17533                              15505
                                                                           17175                              15273
                                                                           17145                              15421
                                                                           18428                              16690
                                                                           19615                              17568
                                                                           19793                              17793
                                                                           19991                              18107
                                                                           20437                              18459
                                                                           20201                              18264
                                                                           21164                              19296
                                                                           21563                              19466
12/03                                                                      23014                              20486
                                                                           23083                              20862
                                                                           23522                              21151
                                                                           23226                              20832
                                                                           23012                              20506
                                                                           23033                              20787
                                                                           23635                              21191
                                                                           23115                              20489
                                                                           23300                              20572
                                                                           23710                              20794
                                                                           23973                              21112
                                                                           24990                              21966
12/04                                                                      25872                              22713
                                                                           25244                              22160
                                                                           26155                              22626
                                                                           25641                              22226
                                                                           25106                              21804
                                                                           25551                              22497
                                                                           25682                              22530
                                                                           26595                              23367
                                                                           26602                              23154
                                                                           27088                              23341
                                                                           26461                              22952
                                                                           27280                              23819
12/05                                                                      27414                              23828

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,414 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth IA   5.96%    4.45%    10.61%
-------------------------------------------------------
Dividend and Growth
  IB(3)                  5.70%    4.21%    10.37%
-------------------------------------------------------
S&P 500 Index            4.91%    0.55%     9.07%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IA returned 5.96% for the year ended December 31, 2005. The Fund slightly underperformed the Lipper Equity Income Average, which returned 6.08%, but outperformed its benchmark, the S&P 500 Index, which returned 4.91% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last twelve months, the US equity market posted higher returns despite higher energy prices, interest rate tightening by the Federal Reserve and escalating tensions in Iraq. During this period, mid cap stocks outperformed larger and smaller cap stocks. Additionally, value-oriented stocks outperformed growth-oriented stocks. During this period, the top performing sectors within the broad market, represented by the S&P 500, were Energy (+31.36%), Utilities (+16.81%), Financials (+6.56%) and Health Care (6.49%).

The Fund's outperformance relative to the S&P 500 was attributable to a combination of positive stock selection and sector allocation. Within the Information Technology, Industrials and Consumer Staples sectors, stock selection was particularly strong. Additionally, the Fund's overweight position in Energy and underweight positions in Consumer Discretionary and Technology were additive to performance.

The top three contributors to performance, on an absolute basis, during the period were Encana (Energy), Rio Tinto (Materials) and Motorola (Information Technology). Energy stocks continued to benefit from the rise in energy prices. Encana's stock price is benefiting from persistently high natural gas prices, which are due to supply/demand imbalances. Rio Tinto, the international metals producer, continued to benefit from high Chinese demand. Cellular handset manufacturer Motorola posted strong third quarter revenue and earnings per share results, and performed well on the sales strength of their new products. Strong performers relative to the benchmark include Encana and Rio Tinto as well as owning the French Energy company Total and avoiding US computer maker Dell.

The largest detractors from returns on an absolute basis, included: Verizon Communications, IBM and Comcast. During the period, Verizon continued to face increasing wireline competition. We held the stock on the belief that the MCI acquisition, which is expected to close in January 2006, and their aggressive deployment of fiber to consumer homes will be additive to their margins. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter. Comcast continued to decline in price despite decent results. Investors appear to be concerned about increased competition in broadband from the Telecommunication companies. Other weak performers included International Paper, which fell as weak demand has overwhelmed an improving supply scenario within the Paper/Forest products industry. The company reported third quarter earnings that exceeded Wall Street's

--------------------------------------------------------------------------------

expectations, but earnings were down versus last year. The company is restructuring and reducing debt. We held the position at the end of the period.

WHAT IS THE OUTLOOK?
The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2006. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer.
Going forward, we are a bit more cautious on the US economy. In this environment, we believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.5%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            7.4
-------------------------------------------------------------------
Energy                                                     15.9
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    5.6
-------------------------------------------------------------------
Technology                                                 14.3
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     17.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
12/03                                                                      10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
                                                                           10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
12/04                                                                      11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
                                                                           11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
12/05                                                                      12347                              13419

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,347 ending value                       $13,419 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
Equity Income IA          4.81%        10.21%
-------------------------------------------------------
Equity Income IB          4.56%         9.93%
-------------------------------------------------------
Russell 1000 Value Index  7.05%        14.52%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Equity Income HLS Fund, Class IA returned 4.81%, trailing both the Russell 1000 Value Index return of 7.05% and the Lipper Equity Income peer group average return of 6.08%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted positive returns supporting the Fund's positive, absolute return for the period. Value stocks continued to outperform growth stocks during the period, driven by the relative strength in the more defensive sectors like Energy and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after five years of underperformance, with the S&P 500 posting a 4.9% return to outperform the 4.6% return of the small cap Russell 2000 Index.

While the Fund's investment strategy is based on bottom-up fundamental research, the major driver of the Fund's benchmark relative underperformance was due to a combination of unfavorable stock selection and sector allocation within Materials, Energy, Financials, Consumer Staples and Health Care. The top three detractors on a relative basis were Alcoa (Materials), XL Capital (Financials) and Dow Chemical (Materials). Alcoa continued to face cost pressures which were higher than their underlying pricing, due to their aggressive acquisition program over the last several years. XL Capital came under pressure due to the magnitude of liability they faced following the 2005 hurricane season. Dow Chemical shares struggled with some hurricane damage and higher raw materials pricing. XL Capital was eliminated from the portfolio during the period.

Partially offsetting these results, the Fund benefited from positive stock selection and sector allocation within Industrials, Utilities, Information Technology and Telecommunication Services. The top three contributors on a relative basis were Caterpillar (Industrials), Pfizer (Health Care) and ConocoPhillips (Energy). As of the end of the period, we held all three stocks in the Fund.

WHAT IS THE OUTLOOK?

Global economic growth should continue to exceed 3% in 2006, while the U.S. appears poised to lag somewhat with growth in the 3% or less range. Core inflation should remain low, driven by the continued shift of manufacturing to low cost countries. We remain concerned about global trade imbalances, which worsened during 2005. We believe that the day of reckoning likely will be put off for at least another year, however, as exporting nations remain content to finance our trade deficit and accept more and more dollars into their portfolios. In 2006, we expect U.S. corporate profits to grow by mid-single digits, and PE multiples to contract slightly. We maintain our expectation for the yield curve to rise slightly but remain flattish as short and long rates move in tandem. Also in the U.S., we expect that consumer indebtedness is offset by record high asset levels, with household net worth reaching new heights.

--------------------------------------------------------------------------------

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net outflow of foreign investment in US equities, the largest most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Materials, Utilities, Health Care, Consumer Staples and Telecommunication Services.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.8%
-------------------------------------------------------------------
Capital Goods                                               6.6
-------------------------------------------------------------------
Consumer Staples                                           10.0
-------------------------------------------------------------------
Energy                                                     11.2
-------------------------------------------------------------------
Finance                                                    32.1
-------------------------------------------------------------------
Health Care                                                 7.6
-------------------------------------------------------------------
Services                                                    0.8
-------------------------------------------------------------------
Technology                                                  8.1
-------------------------------------------------------------------
Utilities                                                  11.9
-------------------------------------------------------------------
Short-Term Investments                                      1.8
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                       10000                              10000
                                                                           10111                              10067
                                                                            9963                               9822
                                                                            9783                               9726
                                                                            9572                               9117
                                                                            8758                               8381
                                                                            9111                               8542
                                                                            9948                               9197
12/01                                                                      10394                               9278
                                                                           10062                               9142
                                                                            9957                               8966
                                                                           10201                               9303
                                                                            9261                               8739
                                                                            9015                               8675
                                                                            8281                               8058
                                                                            7867                               7430
                                                                            7849                               7478
                                                                            6948                               6666
                                                                            7638                               7252
                                                                            8399                               7678
12/02                                                                       7838                               7228
                                                                            7674                               7039
                                                                            7467                               6933
                                                                            7502                               7001
                                                                            8039                               7577
                                                                            8520                               7976
                                                                            8594                               8078
                                                                            8945                               8220
                                                                            9019                               8380
                                                                            8824                               8291
                                                                            9399                               8760
                                                                            9480                               8837
12/03                                                                      10061                               9300
                                                                           10126                               9471
                                                                           10153                               9602
                                                                            9923                               9457
                                                                            9723                               9309
                                                                            9847                               9437
                                                                           10132                               9620
                                                                            9907                               9302
                                                                            9882                               9339
                                                                            9850                               9440
                                                                            9687                               9584
                                                                           10095                               9972
12/04                                                                      10379                              10311
                                                                           10142                              10060
                                                                           10353                              10271
                                                                            9987                              10090
                                                                            9955                               9898
                                                                           10361                              10213
                                                                           10341                              10228
                                                                           10875                              10608
                                                                           10863                              10511
                                                                           11019                              10596
                                                                           10917                              10420
                                                                           11345                              10813
12/05                                                                      11404                              10817

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $11,404 ending value                       $10,817 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

               1 YEAR   SINCE INCEPTION
--------------------------------------------
Focus IA       9.88%         2.85%
--------------------------------------------
Focus IB       9.60%         2.61%
--------------------------------------------
S&P 500 Index  4.91%         1.69%
--------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund, Class IA returned 9.88% for the year ended December 31, 2005, outperforming the S&P 500 Index return of 4.91% and the Lipper Large Cap Core Fund peer group average return of 5.77%.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Markets were subject to significant volatility during this period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp rise in November. Overall, the large cap indices outperformed small caps for the year, though both significantly lagged mid caps.

The Fund outperformed during the period due to strong stock selection across several sectors including Financials, Information Technology, Health Care, Energy, Industrials, and Consumer Discretionary. Consistent with the Fund's approach of searching for stocks across the full spectrum of opportunities, the Fund had strong performance from companies in a variety of sectors. Energy companies Occidental Petroleum and ConocoPhillips rose in the environment of sustained high oil prices. Mitsubishi UFJ Financial, the world's largest bank, benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen rose sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares.

Sector positioning in Utilities and Consumer Discretionary was among the few areas of weakness during the period. The Fund was underweight Utilities because we believe the stocks offer limited growth prospects, but the sector performed well during the year.

The Fund was overweight Consumer Discretionary stocks, which lagged due to fears that energy costs and higher interest rates would suppress consumer spending. Overall, the Fund's Consumer Discretionary stocks outperformed, however, adding to relative performance. The largest individual stock that detracted from absolute results was International Game Technology. The company is a leading manufacturer of slot machines and declined due to competitive pressures and slowing demand.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons became portfolio manager of the Fund, replacing Rand L. Alexander, who retired from Wellington Management. Mr. Irons has 20 years of investment experience, including 12 years with Wellington Management. On November 1, 2005, Peter I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a

--------------------------------------------------------------------------------

portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team. The team will continue to manage the portfolio in a concentrated, large cap core approach. Consistent with how the fund has been managed, they will draw from the universe of the 80 to 120 stocks in Hartford Stock HLS Fund and select the 20 to 40 stocks where they have the highest conviction. These stocks will exhibit some or all of the following characteristics: leadership within an industry, a strong balance sheet, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At end of the period, the Fund's bottom-up investment approach resulted in overweights in Consumer Discretionary and Information Technology and underweights in Consumer Staples and Utilities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.6%
-------------------------------------------------------------------
Capital Goods                                               3.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                      7.4
-------------------------------------------------------------------
Finance                                                    21.0
-------------------------------------------------------------------
Health Care                                                11.4
-------------------------------------------------------------------
Services                                                    8.2
-------------------------------------------------------------------
Technology                                                 26.2
-------------------------------------------------------------------
Transportation                                              3.4
-------------------------------------------------------------------
Short-Term Investments                                      2.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                         LEHMAN GLOBAL AGGREGATE
                                                   GLOBAL ADVISERS IA           MSCI WORLD INDEX            INDEX USD HEDGED
                                                   ------------------           ----------------         -----------------------
12/95                                                     10000                       10000                       10000
                                                          10212                       10183                       10092
                                                          10199                       10247                        9941
                                                          10310                       10419                        9930
                                                          10597                       10666                        9952
                                                          10551                       10677                        9964
                                                          10575                       10733                       10078
                                                          10370                       10356                       10126
                                                          10476                       10477                       10164
                                                          10653                       10889                       10361
                                                          10732                       10967                       10563
                                                          11109                       11583                       10757
12/96                                                     11179                       11400                       10707
                                                          11159                       11539                       10777
                                                          11229                       11674                       10821
                                                          11186                       11445                       10726
                                                          11202                       11821                       10868
                                                          11664                       12553                       10958
                                                          12072                       13181                       11109
                                                          12369                       13790                       11351
                                                          11851                       12869                       11297
                                                          12316                       13570                       11479
                                                          11793                       12858                       11602
                                                          11739                       13088                       11670
12/97                                                     11797                       13249                       11796
                                                          11991                       13621                       11953
                                                          12501                       14544                       11990
                                                          12896                       15161                       12058
                                                          13138                       15311                       12115
                                                          13261                       15121                       12248
                                                          13292                       15483                       12332
                                                          13439                       15460                       12402
                                                          12246                       13401                       12615
                                                          12089                       13640                       12902
                                                          12638                       14875                       12866
                                                          13147                       15762                       12973
12/98                                                     13371                       16535                       12949
                                                          13666                       16899                       13108
                                                          13422                       16452                       12944
                                                          13912                       17139                       13046
                                                          14321                       17817                       13146
                                                          13926                       17169                       13070
                                                          14256                       17972                       12950
                                                          14474                       17920                       12896
                                                          14488                       17891                       12906
                                                          14551                       17720                       12984
                                                          14853                       18643                       13018
                                                          15365                       19170                       13065
12/99                                                     16468                       20725                       13050
                                                          15940                       19540                       13027
                                                          16635                       19595                       13151
                                                          16650                       20952                       13326
                                                          16113                       20069                       13338
                                                          15758                       19563                       13373
                                                          16213                       20224                       13539
                                                          15957                       19657                       13645
                                                          16151                       20299                       13745
                                                          15702                       19222                       13856
                                                          15302                       18903                       13960
                                                          14997                       17758                       14195
12/00                                                     15376                       18047                       14400
                                                          15507                       18398                       14597
                                                          14821                       16845                       14725
                                                          14319                       15742                       14822
                                                          14891                       16909                       14751
                                                          14800                       16699                       14839
                                                          14635                       16178                       14913
                                                          14508                       15965                       15134
                                                          14032                       15202                       15275
                                                          13374                       13865                       15398
                                                          13653                       14132                       15678
                                                          14384                       14970                       15547
12/01                                                     14415                       15066                       15442
                                                          14159                       14611                       15515
                                                          14160                       14487                       15597
                                                          14397                       15159                       15432
                                                          14186                       14622                       15640
                                                          14422                       14656                       15714
                                                          13889                       13769                       15877
                                                          13283                       12610                       16043
                                                          13258                       12636                       16273
                                                          12406                       11249                       16492
                                                          13178                       12081                       16450
                                                          13850                       12735                       16469
12/02                                                     13125                       12120                       16748
                                                          13064                       11754                       16825
                                                          12980                       11553                       16993
                                                          12891                       11521                       16978
                                                          13727                       12550                       17069
                                                          14311                       13273                       17365
                                                          14501                       13508                       17309
                                                          14652                       13785                       16953
                                                          14886                       14086                       16944
                                                          14674                       14175                       17253
                                                          15304                       15019                       17090
                                                          15538                       15251                       17114
12/03                                                     16047                       16211                       17279
                                                          16484                       16475                       17379
                                                          16855                       16757                       17554
                                                          17109                       16652                       17642
                                                          16664                       16320                       17372
                                                          16795                       16468                       17325
                                                          17158                       16826                       17356
                                                          16377                       16281                       17476
                                                          16377                       16359                       17756
                                                          16849                       16674                       17832
                                                          17247                       17086                       17964
                                                          17844                       17991                       18002
12/04                                                     18093                       18683                       18130
                                                          17697                       18266                       18267
                                                          17533                       18853                       18191
                                                          17205                       18496                       18220
                                                          17168                       18105                       18446
                                                          17467                       18440                       18625
                                                          17615                       18608                       18783
                                                          17908                       19262                       18680
                                                          18137                       19416                       18866
                                                          18236                       19926                       18776
                                                          17841                       19447                       18686
                                                          18338                       20105                       18775
12/05                                                     18702                       20556                       18934

    --- GLOBAL ADVISERS IA        --- MSCI WORLD INDEX          -- LEHMAN BROTHERS GLOBAL
        $10,000 starting value        $10,000 starting value        AGGREGATE INDEX
        $18,702 ending value          $20,556 ending value          USD HEDGED INDEX
                                                                    $10,000 starting value
                                                                    $18,934 ending value

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                               1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Global Advisers IA              3.37%   3.99%     6.46%
-------------------------------------------------------------
Global Advisers IB(3)           3.11%   3.76%     6.21%
-------------------------------------------------------------
MSCI World Index               10.02%   2.64%     7.47%
-------------------------------------------------------------
Lehman Brothers Global
  Aggregate Index
  USD Hedged Index              4.44%   5.63%     6.59%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner

ROBERT L. EVANS
Senior Vice President, Partner

SCOTT M. ELLIOTT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Advisers HLS Fund, Class IA returned 3.37% for the year ended December 31, 2005. The Fund underperformed the MSCI World Index return of 10.02% and the Lehman Brothers Global Aggregate Index USD Hedged Index return of 4.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the annual period, led by strength of non-US markets, which outperformed US markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains. Within fixed income markets, non-US issues outperformed US government bonds and US Treasuries outperformed corporates.

The Fund's underperformance during the period was driven by stock selection within the equity portion of the Fund, primarily within Health Care, Industrials and Consumer Discretionary. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. True to our process, as soon as Tysabri was withdrawn from the market we sold our position.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

--------------------------------------------------------------------------------

Positive stock selection within Consumer Staples, Energy, Telecommunication Services and Financials added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ Financial (Financials). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.
The fixed income portion of the Fund outperformed its benchmark during the annual period. Currency strategies made the biggest contribution to the fixed income portion's relative performance, with long positions in the US dollar, Norwegian krone, South Korean won, Mexican peso, and Singapore dollar appreciating versus the euro, Swiss franc, yen, and South African rand. However, country selection, in the form of an overweight position in 30-year US Treasuries versus 20-year Japanese government bonds and 30-year UK Gilts was a negative. The Portfolio's allocation to BBB-rated names during the difficult credit environment in the first half of 2005 hurt relative performance, although security selection was positive for the year. Yield curve positioning was a modest negative as gains from flattening biases in Germany and Japan were more than offset by steepening biases in Australia and the UK.

WHAT IS THE OUTLOOK?
In equities, we are positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading international companies that are poised to grow more rapidly than market expectations. The equity portion of the Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.
Within fixed income, we are optimistic about the opportunities to add value in 2006. We expect a shift in economic leadership from the US towards Europe and Japan, while China and some of the emerging country economies should continue to grow impressively. This convergence of regional growth trends should drive relative interest rate shifts over the course of the year. Consequently, we are overweight government bonds in the UK, Australia, and US versus Sweden, Germany, and Canada. We also believe the US dollar is in the final stage of its current cyclical rally. As a result, we will continue to favor strategies that benefit from a stronger US dollar in the first quarter but remain cognizant of the potential for a medium-term reversal.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Belgium                                                     0.3
-------------------------------------------------------------------
Brazil                                                      0.6
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Cayman Islands                                              0.1
-------------------------------------------------------------------
Denmark                                                     1.4
-------------------------------------------------------------------
Finland                                                     1.4
-------------------------------------------------------------------
France                                                      1.5
-------------------------------------------------------------------
Germany                                                    10.7
-------------------------------------------------------------------
Hong Kong                                                   0.0
-------------------------------------------------------------------
Ireland                                                     0.6
-------------------------------------------------------------------
Israel                                                      1.1
-------------------------------------------------------------------
Italy                                                       1.0
-------------------------------------------------------------------
Japan                                                      11.8
-------------------------------------------------------------------
Jersey Channel Isle                                         0.2
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Netherlands                                                 1.3
-------------------------------------------------------------------
Norway                                                      0.3
-------------------------------------------------------------------
Singapore                                                   0.8
-------------------------------------------------------------------
South Korea                                                 2.0
-------------------------------------------------------------------
Sweden                                                      1.0
-------------------------------------------------------------------
Switzerland                                                 4.3
-------------------------------------------------------------------
United Kingdom                                             14.5
-------------------------------------------------------------------
United States                                              56.5
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.8%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.2
-------------------------------------------------------------------
Consumer Staples                                            4.3
-------------------------------------------------------------------
Energy                                                      2.3
-------------------------------------------------------------------
Foreign Governments                                        16.8
-------------------------------------------------------------------
Finance                                                    29.7
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    5.8
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
U.S. Government Agencies                                    4.3
-------------------------------------------------------------------
U.S. Government Securities                                 18.0
-------------------------------------------------------------------
Utilities                                                   0.5
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPOSITION BY SECTOR
as of December 31, 2005

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               60.4%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               7.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          27.8
-------------------------------------------------------------------
U.S. Government Securities                                 18.0
-------------------------------------------------------------------
U.S. Government Agencies                                    4.3
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                               MSCI AC WORLD FREE
                                                                           TELECOMMUNICATION SERVICES
                                                    GLOBAL COMM IA                   INDEX                    S&P 500 INDEX
                                                    --------------         --------------------------         -------------
12/27/00                                                 10000                       10000                        10000
12/00                                                     9981                       10000                        10000
                                                         11996                       10982                        10355
                                                          9543                        9280                         9411
                                                          8023                        8758                         8815
                                                          8774                        9425                         9499
                                                          8075                        8700                         9563
                                                          7709                        8128                         9330
                                                          7569                        8222                         9239
                                                          6520                        7344                         8661
                                                          6210                        7434                         7962
                                                          5899                        7163                         8114
                                                          6216                        7503                         8736
12/01                                                     6414                        7547                         8813
                                                          5610                        6871                         8684
                                                          5008                        6559                         8517
                                                          5200                        6645                         8837
                                                          4630                        5921                         8302
                                                          4643                        5960                         8241
                                                          4023                        5341                         7654
                                                          3800                        5061                         7058
                                                          4001                        5056                         7104
                                                          3499                        4276                         6332
                                                          4261                        5248                         6889
                                                          4736                        5810                         7294
12/02                                                     4530                        5466                         6866
                                                          4490                        5346                         6687
                                                          4459                        5069                         6586
                                                          4393                        5006                         6650
                                                          4823                        5608                         7197
                                                          5256                        6015                         7576
                                                          5542                        6065                         7673
                                                          5564                        5923                         7808
                                                          5622                        5905                         7960
                                                          5851                        5942                         7876
                                                          6358                        6227                         8321
                                                          6584                        6440                         8394
12/03                                                     7265                        6966                         8834
                                                          7461                        7200                         8996
                                                          7433                        7252                         9121
                                                          7425                        7101                         8984
                                                          7132                        6981                         8843
                                                          7062                        6802                         8964
                                                          7302                        6929                         9138
                                                          7070                        6891                         8836
                                                          6707                        6958                         8871
                                                          6895                        7139                         8967
                                                          7448                        7477                         9104
                                                          8648                        8032                         9472
12/04                                                     8952                        8345                         9795
                                                          8583                        7992                         9556
                                                          8895                        8123                         9757
                                                          8329                        7919                         9584
                                                          8049                        7777                         9403
                                                          8322                        7757                         9702
                                                          9055                        7835                         9715
                                                         10015                        8188                        10077
                                                          9988                        8174                         9985
                                                         10419                        8230                        10065
                                                         10095                        8010                         9898
                                                         10453                        7929                        10272
12/05                                                    10618                        7934                        10275

    --- GLOBAL COMM IA            --- MSCI AC WORLD FREE      -- S&P 500 INDEX
        $10,000 starting value        TELECOMMUNICATION           $10,000 starting value
        $10,618 ending value          SERVICES INDEX              $10,275 ending value
                                      $10,000 starting value
                                      $7,934 ending value

MSCI AC WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                     1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------
Global Comm IA       18.61%    1.24%        1.20%
-----------------------------------------------------------
Global Comm IB       18.32%    1.01%        0.97%
-----------------------------------------------------------
MSCI AC World Free
  Telecommunication
  Services Index     -4.93%   -4.52%       -4.52%*
-----------------------------------------------------------
S&P 500 Index         4.91%    0.54%        0.54%*
-----------------------------------------------------------

* Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ARCHANA BASI, CFA
Vice President

DAVID NINCIC, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund, Class IA returned 18.61% for the year ended December 31, 2005. The Fund strongly outperformed the MSCI All Country World Free Telecommunication Services Index, which returned -4.93%, the S&P 500 Index, which returned 4.91% and the Lipper Telecommunications Mutual Funds Average, which returned 6.52% over the same period. (There is no comparative variable annuity Lipper peer group.)

WHY DID THE FUND PERFORM THIS WAY?

Performance for the Telecommunications sector was mixed during the year ended December 31, 2005, and the MSCI All Country World Free Telecommunication Services Index ended the year in negative territory.

The Fund's outperformance over the twelve-month period relative to the MSCI AC World Free Telecommunication Services Index was a result of strong security selection within the Wireless Telecommunications Services and Diversified Telecommunications Service sub-sectors.

The stocks that contributed most to relative and absolute performance were Dobson Communications, Telkom South Africa, and KongZhong. All posted strong returns during the period and were not held in the benchmark. Dobson Communications benefited from increases in service revenues and customer usage. Telkom South Africa continued to see strong wireless growth and remains committed to returning value to its shareholders. KongZhong reported strong revenues due to growth of wireless data in China.

Within Diversified Telecommunication Services, a sub-sector that accounted for nearly two-thirds of the Fund, we favored international companies over US companies given the competition the US companies face from cable and wireless companies. While security selection within the sub-sector was a significant driver of the Fund's outperformance, the Fund did not hold strong performers America Movil and AT&T Corporation, which were the largest detractors of relative performance. Openwave, an Internet Software & Services company, was a main detractor of relative and absolute performance during the period. We sold the stock in early 2005 when the company stopped reporting quarterly guidance.

WHAT IS THE OUTLOOK?

We have become increasingly optimistic about the US wireless industry. Airtime capacity utilization in the US is constrained, supporting pricing for wireless carriers. At the same time, carriers are adding net subscribers more cheaply than they have in the past, and are experiencing lower churn rates, resulting in less acquisition

--------------------------------------------------------------------------------

costs and higher profitability. Within the wireline industry, we are particularly bearish on the growth prospects of wireline equipment makers. Outside of the US we continue to find attractive opportunities, particularly within Europe and Emerging Markets. European companies continue to be shareholder-oriented, willing to return cash in the form of dividends and share buybacks. Within Emerging Markets, penetration of telecommunication services is low, which we believe will allow for healthy growth for years to come. We are bearish on investing in Korea and Japan because competition is intensifying in their wireless markets.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Brazil                                                      9.5%
-------------------------------------------------------------------
China                                                       1.6
-------------------------------------------------------------------
Egypt                                                       0.0
-------------------------------------------------------------------
France                                                      4.0
-------------------------------------------------------------------
Germany                                                     1.0
-------------------------------------------------------------------
Indonesia                                                   1.2
-------------------------------------------------------------------
Italy                                                       0.8
-------------------------------------------------------------------
Luxembourg                                                  3.2
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Morocco                                                     0.1
-------------------------------------------------------------------
Norway                                                      4.8
-------------------------------------------------------------------
Philippines                                                 4.7
-------------------------------------------------------------------
Russia                                                      4.6
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
South Africa                                                7.7%
-------------------------------------------------------------------
South Korea                                                 3.1
-------------------------------------------------------------------
Spain                                                       1.6
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
Turkey                                                      4.5
-------------------------------------------------------------------
United States                                              42.5
-------------------------------------------------------------------
Short-Term Investments                                      5.8%
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Communications Equipment                                    1.0%
-------------------------------------------------------------------
Industry Machinery and Equipment Rental and Lease           2.4
-------------------------------------------------------------------
Information -- Other Information Services                   2.2
-------------------------------------------------------------------
Other Telecommunications                                   33.8
-------------------------------------------------------------------
Semiconductor, Electrical Component                         0.9
-------------------------------------------------------------------
Software Publishers                                         7.7
-------------------------------------------------------------------
Telecommunications Resellers                                0.8
-------------------------------------------------------------------
Wired Telecommunications Carriers                           5.5
-------------------------------------------------------------------
Wireless Communications Services                           23.2
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       20.3
-------------------------------------------------------------------
Short-Term Investments                                      5.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/00                                              10000                          10000                        10000
12/00                                                  9992                          10000                        10000
                                                       9866                          10003                        10355
                                                       9623                           9351                         9411
                                                       9267                           8799                         8815
                                                       9721                           9173                         9499
                                                       9963                           9121                         9563
                                                      10015                           9041                         9330
                                                       9913                           8850                         9239
                                                       9750                           8753                         8661
                                                       8861                           7825                         7962
                                                       8896                           7837                         8114
                                                       9149                           8238                         8736
12/01                                                  9420                           8332                         8813
                                                       9002                           8042                         8684
                                                       8985                           7901                         8517
                                                       9443                           8469                         8837
                                                       9462                           8495                         8302
                                                       9345                           8604                         8241
                                                       9035                           8132                         7654
                                                       8149                           7366                         7058
                                                       8141                           7461                         7104
                                                       7204                           6438                         6332
                                                       7656                           7061                         6889
                                                       8062                           7407                         7294
12/02                                                  7643                           6976                         6866
                                                       7297                           6747                         6687
                                                       7127                           6604                         6586
                                                       7102                           6480                         6650
                                                       7814                           7387                         7197
                                                       8211                           7809                         7576
                                                       8287                           7915                         7673
                                                       8555                           8265                         7808
                                                       8528                           8203                         7960
                                                       8687                           8399                         7876
                                                       9328                           9075                         8321
                                                       9378                           9133                         8394
12/03                                                  9957                           9689                         8834
                                                      10154                           9935                         8996
                                                      10408                          10163                         9121
                                                      10385                          10120                         8984
                                                       9939                           9742                         8843
                                                       9978                           9828                         8964
                                                      10080                           9933                         9138
                                                       9637                           9629                         8836
                                                       9886                           9847                         8871
                                                       9964                           9938                         8967
                                                      10182                          10215                         9104
                                                      10650                          10768                         9472
12/04                                                 11187                          11316                         9795
                                                      10916                          11013                         9556
                                                      11015                          11200                         9757
                                                      10713                          10898                         9584
                                                      10639                          10679                         9403
                                                      10773                          10816                         9702
                                                      10992                          10997                         9715
                                                      11229                          11277                        10077
                                                      11152                          11293                         9985
                                                      11495                          11656                        10065
                                                      11547                          11731                         9898
                                                      12135                          12261                        10272
12/05                                                 12352                          12592                        10275

    --- GLOBAL FINANCIAL SERVICES IA       --- MSCI FINANCE EX           -- S&P 500 INDEX
        $10,000 starting value                 REAL ESTATE INDEX             $10,000 starting value
        $12,352 ending value                   $10,000 starting value        $10,275 ending value
                                               $12,592 ending value

MSCI FINANCIAL EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                              1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------
Global Financial Services IA  10.42%   4.33%         4.30%
--------------------------------------------------------------------
Global Financial Services IB  10.14%   4.09%         4.06%
--------------------------------------------------------------------
MSCI Finance ex
  Real Estate Index           11.28%   4.72%        4.72%*
--------------------------------------------------------------------
S&P 500 Index                  4.91%   0.54%        0.54%*
--------------------------------------------------------------------

* Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK T. LYNCH, CFA
Senior Vice President, Partner

R. ANDREW HEISKELL
Vice President

JENNIFER L. NETTESHEIM, CFA
Vice President

THEODORE SHASTA, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund, Class IA returned 10.42% for the year ended December 31, 2005. The Fund underperformed its benchmark, the MSCI Finance ex-Real Estate Index, which returned 11.28%, but outperformed the S&P 500 Index, which returned 4.91% and the Lipper Financial Services Mutual Funds Average, which returned 6.57% over the same period. (There is no comparative variable annuity Lipper peer group.)

WHY DID THE FUND PERFORM THIS WAY?

The Finance sector outperformed the broader market this year as represented by the S&P 500 Index. However, the Fund underperformed its benchmark due to security selection within Insurance and Commercial Banks and an overweight position in the poor performing Thrifts & Mortgage Finance sector. Among the largest detractors from Fund returns were Insurance holdings Marsh & McLennan and Ambac Financial. Marsh & McLennan's brokerage revenues were under pressure from the combination of softening market conditions, the desire of some clients to diversify the placement of risk and loss of some producers. Ambac Financial's stock performance was hurt by extremely competitive market conditions combined with a shortfall in the company's mortgage backed security business earlier in the year.

Offsetting these factors was strong security selection in Consumer Finance and Thrifts and Mortgage Finance. In addition, an overweight to the strong performing Capital Markets industry was beneficial to relative performance. Top contributors to the Fund's absolute returns during the twelve-month period were Capital One, Ace Limited and Mitsubishi UFJ. Capital One's shares benefited from the acquisition of Hibernia and continued strength in the credit card business. Ace Limited performed well as exposure to losses from Hurricane Katrina was less than expected. Shares of Mitsubishi UFJ performed well as synergies of the merger between Mitsubishi and UFJ were recognized. Top performers within the strong Capital Markets industry during the period were UBS and Franklin Resources.

WHAT IS THE OUTLOOK?

The world economy is expected to deliver a moderate, but stable growth over the next two years. Global growth in the forecasted 3% range is generally non-inflationary. With inflation kept at bay, there is limited need for central banks to raise interest rates.

Following the devastation of the hurricane season, we believe the insurance industry will be taking a new and harsher look at catastrophic exposure, providing less capacity at higher prices and abandoning what may come to be viewed as uninsurable risks. Furthermore, we believe the life insurance industry is a relatively

--------------------------------------------------------------------------------

safe haven within the sector, particularly as people remain nervous about the consumer and housing markets.

Although we are concerned about growing signs of distress on the UK consumer which could have negative implications for UK banks, we are bullish on non-US banks based on the themes of emerging markets growth, reflation and consolidation.

Merger and acquisition activity grew strongly again in 2005 off of a recovery year in 2004. Stocks of the large cap brokers typically overreact to M&A business cycles, though positive sentiment has not been overly reflected in valuations this year. We remain positive on the brokers, as trading activity continues to be strong and many are buying back stock aggressively.

With this outlook in mind, the Fund is overweight Insurance, Capital Markets, Thrifts & Mortgage Finance and Consumer Finance. The fund is underweight the Commercial Bank and Diversified Financial industries.

DIVERSIFICATION BY COUNTRY
As of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.7%
-------------------------------------------------------------------
Canada                                                      2.5
-------------------------------------------------------------------
China                                                       1.2
-------------------------------------------------------------------
Germany                                                     1.2
-------------------------------------------------------------------
Italy                                                       7.3
-------------------------------------------------------------------
Japan                                                       5.5
-------------------------------------------------------------------
Netherlands                                                 1.2
-------------------------------------------------------------------
Singapore                                                   0.7
-------------------------------------------------------------------
Spain                                                       4.0
-------------------------------------------------------------------
Switzerland                                                 8.9
-------------------------------------------------------------------
United Kingdom                                              5.1
-------------------------------------------------------------------
United States                                              56.7
-------------------------------------------------------------------
Short-Term Investments                                      7.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Activities Related to Real Estate                           0.0%
-------------------------------------------------------------------
Commercial Banking                                         11.2
-------------------------------------------------------------------
Consumer Lending                                            1.8
-------------------------------------------------------------------
Credit Card Issuing                                         4.2
-------------------------------------------------------------------
Depository Credit Banking                                  15.8
-------------------------------------------------------------------
Insurance Carriers                                         23.9
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              27.1
-------------------------------------------------------------------
Monetary Authorities -- Central Bank                        1.4
-------------------------------------------------------------------
Nondepository Credit Banking                                3.7
-------------------------------------------------------------------
Other Financial Investment Activities                       2.5
-------------------------------------------------------------------
Securities and Commodity Exchanges                          1.2
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       6.2
-------------------------------------------------------------------
Short-Term Investments                                      7.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Health HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS HEALTH CARE
                                                    GLOBAL HEALTH IA                  INDEX                   S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
5/00                                                      10000                       10000                       10000
                                                          10246                       10391                        9795
                                                          11908                       11522                       10036
                                                          12165                       11132                        9880
                                                          12828                       11534                       10493
                                                          13691                       12043                        9939
                                                          13911                       12333                        9897
                                                          14268                       12507                        9117
12/00                                                     14818                       12959                        9162
                                                          13996                       11763                        9487
                                                          13953                       11708                        8622
                                                          13103                       10664                        8076
                                                          13814                       11130                        8703
                                                          14476                       11375                        8761
                                                          14548                       11088                        8548
                                                          14475                       11392                        8464
                                                          14259                       11100                        7935
                                                          13803                       11014                        7294
                                                          14128                       11029                        7434
                                                          14915                       11619                        8004
12/01                                                     15120                       11399                        8074
                                                          14697                       11094                        7957
                                                          14770                       11038                        7803
                                                          15160                       11176                        8097
                                                          14647                       10478                        7606
                                                          14202                       10274                        7550
                                                          12923                        9297                        7013
                                                          12557                        9093                        6466
                                                          12342                        9158                        6508
                                                          11594                        8669                        5802
                                                          12341                        9072                        6311
                                                          13180                        9325                        6683
12/02                                                     12554                        9002                        6290
                                                          12372                        9007                        6126
                                                          11987                        8852                        6034
                                                          12142                        9121                        6093
                                                          13194                        9541                        6594
                                                          14436                        9986                        6941
                                                          14762                       10414                        7030
                                                          14819                       10455                        7154
                                                          14700                       10226                        7293
                                                          15044                       10241                        7216
                                                          15379                       10342                        7624
                                                          15815                       10529                        7691
12/03                                                     16610                       11091                        8094
                                                          17273                       11417                        8242
                                                          17382                       11573                        8357
                                                          17170                       11239                        8231
                                                          17330                       11639                        8102
                                                          17257                       11624                        8213
                                                          17484                       11622                        8372
                                                          16554                       10895                        8095
                                                          16749                       11029                        8128
                                                          16922                       11000                        8216
                                                          16955                       10743                        8341
                                                          17541                       11018                        8679
12/04                                                     18736                       11786                        8974
                                                          18050                       11428                        8755
                                                          17863                       11732                        8939
                                                          17412                       11742                        8781
                                                          17939                       12207                        8615
                                                          18257                       12432                        8888
                                                          18497                       12487                        8901
                                                          19463                       12919                        9232
                                                          20075                       12976                        9148
                                                          20396                       12891                        9222
                                                          19760                       12631                        9068
                                                          20288                       12902                        9411
12/05                                                     21065                       13213                        9414

    --- GLOBAL HEALTH IA          --- GOLDMAN SACHS HEALTH CARE INDEX    -- S&P 500 INDEX
        $10,000 starting value        $10,000 starting value                 $10,000 starting value
        $21,065 ending value          $13,213 ending value                   $9,414 ending value

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Global Health IA           12.43%   7.29%        14.04%
-----------------------------------------------------------------
Global Health IB           12.15%   7.04%        13.78%
-----------------------------------------------------------------
Goldman Sachs Health Care
  Index                    12.11%   0.39%         5.04%
-----------------------------------------------------------------
S&P 500 Index               4.91%   0.54%        -1.06%*
-----------------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner

ROBERT L. DERESIEWICZ
Vice President

ANN C. GALLO
Senior Vice President, Partner

JEAN M. HYNES, CFA
Senior Vice President, Partner

KIRK J. MAYER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund, Class IA returned 12.43% for the year ended December 31, 2005. The Fund outperformed the Goldman Sachs Health Index, which returned 12.11%, the S&P 500 Index, which returned 4.91% and the Lipper Health and Biotechnology Mutual Fund Average, which returned 9.34% over the period. (There is no comparative variable annuity Lipper peer group.)

WHY DID THE FUND PERFORM THIS WAY?

Performance for the Health Care sector was strong during the year ended December 31, 2005, with the Goldman Sachs Health Index outperforming the S&P 500 and MSCI World indices. Biotechnology and Health Care Providers & Supplies sub sectors delivered the greatest returns in the Goldman Sachs Health Index.

The Fund's outperformance over the twelve-month period relative to the Goldman Sachs Health Care Index was primarily the result of strong stock selection in the Health Care Equipment & Supplies and Health Care Providers & Services sub-sectors. HMO stocks PacifiCare Health Systems and Aetna Inc. were among the top contributors, on an absolute and relative basis, as both experienced stabilization in cost trends and an increase in premium prices. Drug distributor McKesson was also a top relative and absolute contributor to the Fund due to strength in its healthcare information technology business.

Sub-sector allocation decisions, such as our overweight to Pharmaceuticals and underweight to Health Care Providers & Services weighed on the Fund. Despite being overweight the solid performing Biotechnology sub-sector, security selection within the group hurt returns. Elan (Pharmaceuticals), Genentech (Biotechnology) and Medicines Company (Pharmaceuticals) were the bottom three contributors on a relative basis. Elan shares fell sharply on news that it would pull its promising new multiple sclerosis drug Tysabri from the market. Genentech halted enrollment in a phase II trial of its drug Avastin (for ovarian cancer) citing side effects. Shares of Medicines Company fell on news that phase III trials for its drug Lovenox, used to reduce blood pressure during surgeries, would be suspended. Both, Elan and Genentech were held in the Fund at the end of the period.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Within the Pharmaceutical & Biotechnology sub-sectors, we continue to expect a new innovation cycle in Pharmaceuticals beginning in the '08-'09 timeframe. Companies are beginning to see a return on investments made in R&D programs in the 1990's, most noticeably in the form of higher quality compounds in early stage pipelines. Evidence of this can be seen in the strong fundamentals currently enjoyed by contract research organizations busy working on phase I and II clinical trials. Over time, we expect the market to look beyond near term litigation risk to the strength of the approaching new product cycle. Geographically within Pharmaceuticals & Biotechnology sub-sectors, the European companies have outperformed the US companies, as we expected. We are closely monitoring relative valuations and selectively shifting our focus to US companies where valuations have yet to recognize the fundamentals.
Within the Health Care Providers & Services sub-sector, we believe valuations are generally in line with the fundamentals and near the upper end of historic ranges. We must therefore focus on earnings growth to drive further stock appreciation. Among managed care stocks, most companies appear to be securing premium rate increases at or slightly ahead of medical cost trends. Thus, earnings expectations remain reasonable to conservative for many companies. However, uncertainty around the implementation of the Medicare Drug Benefit, which began in January of 2006, and debate in Congress on the subject of cuts to the Medicare and Medicaid budgets could lead to volatility in the near term. Among drug distributors, recent quarterly earnings results reflected a stabilization of fundamentals, as we expected. Going forward, we look for continued improvement as these companies will benefit from the additional volume the Medicare Drug Benefit is expected to generate.

Within the Health Care Equipment & Supplies sub-sector, the prospects for growth remain strong. However, several years of strong performance relative to the market have left few stocks with attractive valuations. Cardiovascular disease remains the most attractive area within the sub-sector, with a large market and strong demand for cardiac rhythm management products, particularly implantable cardioverter defibrillators. We expect continued strength in this area in the near term. In contrast, we believe the orthopedics industry appears vulnerable to a shift in momentum, as the positive pricing flexibility the companies have enjoyed in recent years is likely to disappear as increased spending on the Medicare Drug Benefit puts pressure on the rest of the Medicare budget.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.6%
-------------------------------------------------------------------
France                                                      2.9
-------------------------------------------------------------------
Germany                                                     2.2
-------------------------------------------------------------------
Ireland                                                     1.6
-------------------------------------------------------------------
Japan                                                      16.0
-------------------------------------------------------------------
Switzerland                                                 0.5
-------------------------------------------------------------------
United Kingdom                                              4.6
-------------------------------------------------------------------
United States                                              70.2
-------------------------------------------------------------------
Short-Term Investments                                     13.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            1.1%
-------------------------------------------------------------------
Basic Chemical Manufacturing                                1.3
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      6.6
-------------------------------------------------------------------
Electrical Equipment Manufacturing                          1.4
-------------------------------------------------------------------
Electromedical Manufacturing                                5.2
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      0.6
-------------------------------------------------------------------
Insurance Carriers                                          7.2
-------------------------------------------------------------------
Medical Equipment & Supplies Manufacturing                  5.0
-------------------------------------------------------------------
Navigate, Measure, Control Instruments                      0.4
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    51.8
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                   1.0
-------------------------------------------------------------------
Scientific Research & Development Services                 18.0
-------------------------------------------------------------------
Short-Term Investments                                     13.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/98                                                                       10000                              10000
                                                                           11346                              10906
                                                                           12212                              11556
12/98                                                                      13188                              12122
                                                                           13799                              12389
                                                                           13410                              12062
                                                                           14140                              12566
                                                                           14488                              13063
                                                                           13962                              12587
                                                                           14974                              13176
                                                                           15199                              13138
                                                                           15118                              13117
                                                                           14930                              12991
                                                                           15905                              13668
                                                                           17087                              14055
12/99                                                                      19830                              15194
                                                                           19086                              14326
                                                                           21213                              14366
                                                                           21161                              15361
                                                                           20137                              14713
                                                                           19563                              14342
                                                                           20430                              14827
                                                                           19746                              14412
                                                                           20868                              14882
                                                                           19982                              14093
                                                                           18833                              13858
                                                                           17723                              13019
12/00                                                                      18429                              13231
                                                                           18436                              13488
                                                                           16744                              12350
                                                                           15624                              11541
                                                                           16849                              12397
                                                                           16516                              12243
                                                                           16215                              11861
                                                                           15819                              11705
                                                                           14951                              11145
                                                                           13654                              10165
                                                                           14039                              10361
                                                                           15284                              10975
12/01                                                                      15373                              11046
                                                                           14870                              10712
                                                                           14782                              10621
                                                                           15250                              11114
                                                                           14742                              10720
                                                                           15056                              10745
                                                                           14111                              10095
                                                                           12961                               9245
                                                                           12831                               9264
                                                                           11285                               8247
                                                                           12455                               8857
                                                                           13558                               9337
12/02                                                                      12375                               8886
                                                                           12089                               8617
                                                                           11818                               8470
                                                                           11656                               8447
                                                                           12962                               9201
                                                                           13754                               9731
                                                                           14076                               9904
                                                                           14418                              10106
                                                                           14833                              10327
                                                                           14454                              10392
                                                                           15595                              11011
                                                                           15972                              11181
12/03                                                                      16777                              11885
                                                                           17427                              12078
                                                                           18038                              12285
                                                                           18358                              12208
                                                                           17685                              11965
                                                                           17934                              12073
                                                                           18545                              12336
                                                                           17124                              11936
                                                                           17052                              11993
                                                                           17918                              12224
                                                                           18579                              12526
                                                                           19598                              13190
12/04                                                                      19995                              13697
                                                                           19263                              13391
                                                                           18844                              13822
                                                                           18183                              13560
                                                                           17962                              13273
                                                                           18405                              13519
                                                                           18592                              13642
                                                                           19236                              14122
                                                                           19617                              14235
                                                                           19735                              14609
                                                                           19064                              14257
                                                                           19923                              14740
12/05                                                                      20513                              15070

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $20,513 ending value                       $15,070 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                  1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------
Global Leaders
  IA               2.59%   2.17%        10.41%
--------------------------------------------------------
Global Leaders
  IB               2.33%   1.93%        10.17%
--------------------------------------------------------
MSCI World Index  10.02%   2.64%         5.81%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 2.59% for the year ended December 31, 2005. The Fund underperformed the MSCI World Index benchmark return of 10.02% and the Lipper Global Growth VA-UF Fund average return of 12.92%.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the annual period, led by strength of non-US markets, which outperformed U.S. markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains.

The Fund's underperformance during the period was driven by stock selection, primarily within the Health Care, Industrials and Consumer Discretionary sectors. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. As soon as Tysabri was withdrawn from the market we sold our position in Elan.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

Positive stock selection within Consumer Staples, Energy, Telecommunication Services and Financials added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ Financial (Financials). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.

--------------------------------------------------------------------------------

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight allocations to traditional growth sectors such as Consumer Discretionary, Health Care and Information Technology had a negative impact, as those areas underperformed, as did an underweight allocation to Energy stocks.
WHAT IS THE OUTLOOK?
As usual, the Fund is positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading global companies that are poised to grow more rapidly than market expectations. The Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.

Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI World Index as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have strong confidence in the Fund's investment team, process and positioning. We thank you for your continued support of the Fund.
DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      1.0
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Canada                                                      3.4
-------------------------------------------------------------------
Finland                                                     1.8
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Ireland                                                     0.7
-------------------------------------------------------------------
Israel                                                      1.3
-------------------------------------------------------------------
Italy                                                       1.7
-------------------------------------------------------------------
Japan                                                      10.7
-------------------------------------------------------------------
Luxembourg                                                  1.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 1.0
-------------------------------------------------------------------
South Korea                                                 3.0
-------------------------------------------------------------------
Sweden                                                      1.6
-------------------------------------------------------------------
Switzerland                                                 7.1
-------------------------------------------------------------------
United Kingdom                                             10.7
-------------------------------------------------------------------
United States                                              40.3
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                      3.5
-------------------------------------------------------------------
Finance                                                    24.5
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    8.8
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                  GLOBAL TECHNOLOGY IA           COMPOSITE INDEX              S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
5/00                                                      10000                       10000                       10000
                                                           8904                        8898                        9795
                                                          10278                        9992                       10036
                                                           9657                        9527                        9880
                                                          10986                       10766                       10493
                                                           9406                        9022                        9939
                                                           8539                        8341                        9897
                                                           6473                        6431                        9117
12/00                                                      6263                        5880                        9162
                                                           7249                        6845                        9487
                                                           5667                        4947                        8622
                                                           4896                        4260                        8076
                                                           5773                        5073                        8703
                                                           5508                        4871                        8761
                                                           5587                        4884                        8548
                                                           5233                        4536                        8464
                                                           4424                        3946                        7935
                                                           3446                        3148                        7294
                                                           3970                        3653                        7434
                                                           4662                        4276                        8004
12/01                                                      4834                        4200                        8074
                                                           4780                        4196                        7957
                                                           4185                        3635                        7803
                                                           4497                        3894                        8097
                                                           3963                        3417                        7606
                                                           3728                        3277                        7550
                                                           3339                        2814                        7013
                                                           2992                        2529                        6466
                                                           2960                        2497                        6508
                                                           2428                        2051                        5802
                                                           2938                        2499                        6311
                                                           3432                        2936                        6683
12/02                                                      2969                        2509                        6290
                                                           3031                        2487                        6126
                                                           3025                        2525                        6034
                                                           3029                        2496                        6093
                                                           3349                        2756                        6594
                                                           3718                        3064                        6941
                                                           3753                        3056                        7030
                                                           3957                        3232                        7154
                                                           4212                        3455                        7293
                                                           4161                        3405                        7216
                                                           4647                        3737                        7624
                                                           4740                        3809                        7691
12/03                                                      4795                        3868                        8094
                                                           5004                        4050                        8242
                                                           4942                        3935                        8357
                                                           4809                        3827                        8231
                                                           4486                        3604                        8102
                                                           4792                        3804                        8213
                                                           4893                        3897                        8372
                                                           4341                        3528                        8095
                                                           4057                        3352                        8128
                                                           4241                        3468                        8216
                                                           4449                        3652                        8341
                                                           4720                        3858                        8679
12/04                                                      4859                        3981                        8974
                                                           4579                        3718                        8755
                                                           4589                        3725                        8939
                                                           4385                        3635                        8781
                                                           4315                        3449                        8615
                                                           4711                        3763                        8888
                                                           4705                        3690                        8901
                                                           5012                        3938                        9232
                                                           5046                        3908                        9148
                                                           5084                        3948                        9222
                                                           5026                        3878                        9068
                                                           5382                        4137                        9411
12/05                                                      5401                        4062                        9414

    --- GLOBAL TECHNOLOGY IA      -- GOLDMAN SACHS TECHNOLOGY        --- S&P 500 INDEX
        $10,000 starting value        COMPOSITE INDEX                    $10,000 starting value
        $5,401 ending value           $10,000 starting value             $9,414 ending value
                                      $4,062 ending value

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR   5 YEAR   SINCE INCEPTION
----------------------------------------------------------------
Global Technology IA      11.15%   -2.92%       -10.29%
----------------------------------------------------------------
Global Technology IB      10.88%   -3.13%       -10.48%
----------------------------------------------------------------
Goldman Sachs Technology
  Composite Index          2.04%   -7.13%       -14.69%
----------------------------------------------------------------
S&P 500 Index              4.91%    0.54%        -1.06%*
----------------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SCOTT E. SIMPSON
Senior Vice President, Partner

JOHN F. AVERILL, CFA
Senior Vice President, Partner

ERIC STROMQUIST
Senior Vice President, Partner

BRUCE L. GLAZER
Senior Vice President, Partner

ANITA M. KILLIAN, CFA
Vice President

VIKRAM MURTHY
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund, Class IA returned 11.15% for the year ended December 31, 2005. The Fund strongly outperformed the Goldman Sachs Technology Composite Index, which returned 2.04%, the S&P 500 Index, which returned 4.91% and the Lipper Science and Technology Mutual Fund Average, which returned 5.11% over the period. (There is no comparative variable annuity Lipper peer group.)

WHY DID THE FUND PERFORM THIS WAY?

The Information Technology sector gained momentum in the second half of the year, recovering from losses suffered earlier in 2005. Key factors in the sector's recovery have been positive news on the economy and within the Information Technology sector itself. Valuations have stabilized in the sector over the last six months.

Superior security selection was the primary driver of the Fund's outperformance relative to the Goldman Sachs Technology Composite Index. Security selection was strongest among the Communications Equipment, Systems Software and Electronic Manufacturing Services sub-industries. Our overweight to and strong security selection within the Internet Software & Services sub-sector also boosted relative performance. Holdings within the Home Entertainment Software sector detracted most from relative performance.

Google, Corning and Hon Hai were top contributors to both absolute and relative performance. Google benefited from strong paid search trends, a growing global presence, and rising expectations for branded advertising. Corning, the world's largest manufacturer of LCD glass, was up as demand for TFT- LCD flat panel televisions continued to grow across all geographic regions. Hon Hai, a manufacturer of computers, consumer electronics and communications products, saw strong sales due to high demand for many of its products.

Electronic Arts detracted from relative and absolute performance, suffering from slower than expected sales as consumers reduced their purchases of current generation games in anticipation of future next generation purchases. Dell and IBM were among top detractors of absolute Fund returns, although our underweight positions in these stocks resulted as top contributors to relative performance. The Fund did not hold strong performers Apple

--------------------------------------------------------------------------------

Computer and Hewlett-Packard at the end of the period, which also detracted from relative performance.

WHAT IS THE OUTLOOK?

Semiconductor unit growth has been strong, and we expect these companies to continue to do well in the short-term. Valuations in the sector vary based on what we consider to be reasonable multiples on normalized earnings. Semiconductor manufacturers have been reluctant to increase capital spending for fear that the recent strength in semiconductor unit demand is the temporary by-product of inventory rebuilding. We believe that even if there is a normal seasonal softening of demand in the first quarter of 2006, capacity will be considered to be too tight to serve next year's seasonal build, so that capital expenditure (cap ex) will accelerate to meet anticipated demand. If cap ex does not do so, then a capacity crisis could occur as customers will anticipate tight supply and increase orders to build larger inventories.

Internet infrastructure is one of the true growth areas in communications equipment. We expect Mobile communications infrastructure spending will be mixed in 2006, with third generation spending increasing and second generation spending flat to down. By 2007, we expect that over 50% of handsets sold will be third generation.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Bermuda                                                     1.5%
-------------------------------------------------------------------
Canada                                                      1.0
-------------------------------------------------------------------
Finland                                                     4.5
-------------------------------------------------------------------
India                                                       0.5
-------------------------------------------------------------------
Japan                                                       2.6
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
South Korea                                                 4.6
-------------------------------------------------------------------
Switzerland                                                 1.0
-------------------------------------------------------------------
Taiwan                                                      3.6
-------------------------------------------------------------------
United States                                              79.3
-------------------------------------------------------------------
Short-Term Investments                                      1.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Audio and Video Equipment                                   2.6%
-------------------------------------------------------------------
Business Support Services                                   1.1
-------------------------------------------------------------------
Communications Equipment                                    8.6
-------------------------------------------------------------------
Computer and Peripheral                                    17.2
-------------------------------------------------------------------
Data Processing Services                                    5.0
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     4.0
-------------------------------------------------------------------
Employment Services                                         0.9
-------------------------------------------------------------------
Internet Providers & Web Search Portals                    12.2
-------------------------------------------------------------------
Management, Scientific and Technology Consulting
  Services                                                  1.7
-------------------------------------------------------------------
Other Services -- Other Personal Services                   0.8
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                   5.4
-------------------------------------------------------------------
Semiconductor, Electronic Component                        23.0
-------------------------------------------------------------------
Software Publishers                                        16.9
-------------------------------------------------------------------
Short-Term Investments                                      1.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
                                                                            8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
12/02                                                                       8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
                                                                            9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
12/03                                                                      11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
                                                                           12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
12/04                                                                      12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
                                                                           12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
12/05                                                                      13537                              11702

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $13,537 ending value                       $11,702 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR   SINCE INCEPTION
--------------------------------------------------------
Growth IA                  4.67%(3)      8.59%
--------------------------------------------------------
Growth IB                  4.42%(3)      8.33%
--------------------------------------------------------
Russell 1000 Growth Index  5.26%         4.37%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

JOHN A. BOSELLI, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Fund, Class IA returned 4.67% for the year ended December 31, 2005. The Fund lagged the Russell 1000 Growth Index benchmark return of 5.26% and the Lipper Large Cap Growth Funds Average return of 7.33%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund lagged its benchmark in a period of underperformance for growth investing. The Russell 1000 Growth's 5.26% return was below the 7.05% return posted by the Russell 1000 Value, a bias that was repeated across the capitalization spectrum. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of the year, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The Fund's underperformance was concentrated in the early part of the year; it outpaced the benchmark in the April -- December period.

The Fund underperformed in this environment due to stock selection. Consumer Discretionary stocks provided the greatest relative headwinds during the year, largely due to positions in online auctioneer eBay, satellite radio provider XM Satellite, and pet supplies retailer PetSmart. eBay traded lower on concerns of slowing growth in the US, forecasts of lower margins, and concerns about rising competition. XM Satellite fell earlier in the year on concerns about the rising costs of adding subscribers. PetSmart tumbled over the summer on competition concerns as other large retailers targeted pet supplies as a growth area. Another weak performer was pharmaceutical company Elan, which fell 70% in one day. The voluntary removal of their key multiple sclerosis drug, Tysabri, from the market proved disastrous to the stock. Other negative relative performers during the year included video game publisher Electronic Arts and computer maker Dell.

Energy stocks were the greatest source of value added during the year, due to both our positive stock selection and our overweight in the sector. Resource plays in the sector were additive. Petro-Canada and Petrol Brasileiros benefited from high oil prices while Cameco rose on favorable supply/demand dynamics for uranium. Financial stocks also added value, boosted by a position in Chicago Mercantile. The derivatives exchange company benefited from rising volume and increases in the rates charged per contract traded. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. Other top contributors to relative returns included pharmaceutical giant AstraZeneca and Mexican cell phone operator America Movil.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflationary pressures are waning despite still-high energy prices, in part due to the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Our stock-by-stock analysis led to a decrease in our exposure to the Consumer Discretionary sector over the year. Within the sector, our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales. As a result of bottom-up investment decisions, the Fund ended the period with its largest overweights in the Financials and Health Care sectors and its largest underweights in the Consumer Staples and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.1%
-------------------------------------------------------------------
Capital Goods                                               5.8
-------------------------------------------------------------------
Consumer Cyclical                                           1.2
-------------------------------------------------------------------
Consumer Staples                                            2.0
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                20.2
-------------------------------------------------------------------
Services                                                    5.5
-------------------------------------------------------------------
Technology                                                 32.6
-------------------------------------------------------------------
Short-Term Investments                                      0.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/95                                                                      10000                              10000
                                                                           10150                              10292
                                                                           10553                              10508
                                                                           10543                              10541
                                                                           11027                              10872
                                                                           11288                              11271
                                                                           11122                              11205
                                                                           10217                              10475
                                                                           10575                              10795
                                                                           11495                              11557
                                                                           11563                              11570
                                                                           12108                              12385
12/96                                                                      11642                              12188
                                                                           12148                              12990
                                                                           11478                              12836
                                                                           10736                              12123
                                                                           10872                              12845
                                                                           11986                              13854
                                                                           12464                              14401
                                                                           13652                              15623
                                                                           13216                              14838
                                                                           13882                              15614
                                                                           13295                              14999
                                                                           13175                              15533
12/97                                                                      13088                              15691
                                                                           12915                              16095
                                                                           13991                              17325
                                                                           14678                              18019
                                                                           14752                              18255
                                                                           14402                              17662
                                                                           15158                              18663
                                                                           14420                              18412
                                                                           11800                              15527
                                                                           12728                              16748
                                                                           13338                              18058
                                                                           13840                              19433
12/98                                                                      15577                              21186
                                                                           16061                              22408
                                                                           14827                              21309
                                                                           15638                              22406
                                                                           15657                              22569
                                                                           15229                              21929
                                                                           16388                              23437
                                                                           16364                              22693
                                                                           16677                              22975
                                                                           16751                              22555
                                                                           17988                              24179
                                                                           20114                              25567
12/99                                                                      24170                              28352
                                                                           23854                              27099
                                                                           30856                              28792
                                                                           28002                              30420
                                                                           25628                              28855
                                                                           24073                              27329
                                                                           27745                              29497
                                                                           26886                              28177
                                                                           30553                              30755
                                                                           30590                              27939
                                                                           27947                              26550
                                                                           22643                              22576
12/00                                                                      25133                              21996
                                                                           24717                              23534
                                                                           21596                              19593
                                                                           19264                              17487
                                                                           21192                              19693
                                                                           21013                              19458
                                                                           20973                              19083
                                                                           20496                              18526
                                                                           19125                              17034
                                                                           16188                              15263
                                                                           17019                              16106
                                                                           18726                              17640
12/01                                                                      19389                              17679
                                                                           19204                              17346
                                                                           18070                              16599
                                                                           19021                              17230
                                                                           18107                              15895
                                                                           17880                              15470
                                                                           15899                              14047
                                                                           14350                              13179
                                                                           14018                              13216
                                                                           12910                              11870
                                                                           13830                              12928
                                                                           15093                              13666
12/02                                                                      14028                              12722
                                                                           13857                              12410
                                                                           13676                              12336
                                                                           14065                              12563
                                                                           15332                              13508
                                                                           16502                              14236
                                                                           16995                              14437
                                                                           17165                              14847
                                                                           17928                              15248
                                                                           17708                              15068
                                                                           19257                              15948
                                                                           19887                              16141
12/03                                                                      20171                              16662
                                                                           20798                              17042
                                                                           21109                              17140
                                                                           21293                              16853
                                                                           20668                              16606
                                                                           21457                              16917
                                                                           22122                              17155
                                                                           20297                              16138
                                                                           20029                              16037
                                                                           21103                              16247
                                                                           21456                              16512
                                                                           22494                              17149
12/04                                                                      23637                              17816
                                                                           22831                              17204
                                                                           22644                              17391
                                                                           22229                              17046
                                                                           21671                              16656
                                                                           23048                              17492
                                                                           23936                              17480
                                                                           25317                              18367
                                                                           25444                              18128
                                                                           26021                              18217
                                                                           25532                              17996
                                                                           26702                              18793
12/05                                                                      27492                              18737

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,492 ending value                       $18,737 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    16.31%(3)  1.81%  10.64%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    16.02%(3)  1.56%  10.37%
-------------------------------------------------------
Russell 3000 Growth Index   5.17%  -3.16%    6.48%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 16.31% for the year ended December 31, 2005, outperforming the benchmark Russell 3000 Growth Index, which rose 5.17%. The Fund also outperformed the Lipper Multi-Cap Growth Funds Average, which returned 10.80%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of underperformance for growth investing. The Russell 3000 Growth's 5.17% return was below the 6.85% return posted by the Russell 3000 Value, a bias that was repeated across the capitalization spectrum. Markets were also subject to significant volatility during the period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. For the year, the Fund had positive value-added in nine of ten economic sectors. Positions in Technology, Energy, and Consumer Discretionary stocks were most additive to returns on a relative basis. In Technology, software provider Red Hat rose on strong margins and growth in the firm's international business. Electronic payments provider VeriFone also benefited from growth abroad, which drove earnings and revenue higher in the most recent quarter. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. The Energy sector was the highest-returning group for the year, rising 53.81% in the benchmark and 77.85% in the Fund. Relative strength was boosted by positions in Canadian integrated energy company Petro-Canada and U.S.-based natural gas producer Chesapeake Energy. In Consumer Discretionary, video game retailer Gamestop rallied on robust business in its high-margin used game business.

The Fund's results in Utilities detracted from performance as the Fund did not have any positions in a sector that rose 32.51% for the year. Underperforming stocks during the year included relocation services company SIRVA, which missed earnings in two consecutive quarters and reduced guidance for the following fiscal year. The issues were principally related to a slowdown in the UK housing market as well as increased reserves taken against their insurance unit. Following the second miss we eliminated our position in the stock. Another weak performer was pharmaceutical company Elan, which tumbled 70% in one day. The voluntary

--------------------------------------------------------------------------------

removal of their key multiple sclerosis drug, Tysabri, from the market proved disastrous to the stock. We no longer hold our position in Elan. Another source of relative weakness in the Fund was not holding a position in Apple Computer, which was held in the benchmark and more than doubled during the year. Other underperforming stocks included enterprise storage company Network Appliance and post-secondary educator Education Management.

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We like to think in terms of absolute levels of sector weightings. As of year-end, our largest exposure was to Technology, followed by Health Care and Consumer Discretionary. We also have reduced our exposure to the Energy sector from higher levels earlier in the year, reflecting our recognition that our bullish energy view has become more consensus. Our lowest weights were in the Utilities, Financials, Consumer Staples, and Telecommunications Services sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.7%
-------------------------------------------------------------------
Consumer Cyclical                                          14.4
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      2.7
-------------------------------------------------------------------
Finance                                                     3.3
-------------------------------------------------------------------
Health Care                                                22.2
-------------------------------------------------------------------
Services                                                    7.9
-------------------------------------------------------------------
Technology                                                 33.8
-------------------------------------------------------------------
Transportation                                              5.6
-------------------------------------------------------------------
Utilities                                                   1.6
-------------------------------------------------------------------
Short-Term Investments                                     20.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
12/98                                                                      10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
                                                                           10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
12/99                                                                      10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
                                                                           10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
12/00                                                                      10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
                                                                           11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
12/01                                                                      11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
                                                                           10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
12/02                                                                      10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
                                                                           12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
12/03                                                                      12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
                                                                           12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
12/04                                                                      13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
                                                                           13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
12/05                                                                      14170                              15045

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $14,170 ending value                       $10,000 starting value
                                                   $15,045 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                   1 YEAR   5 YEAR   SINCE INCEPTION
---------------------------------------------------------
High Yield IA      2.13%(3) 5.26%         4.92%
---------------------------------------------------------
High Yield IB      1.85%(3) 5.01%         4.69%
---------------------------------------------------------
Lehman High Yield
  Corporate Index  2.74%    8.85%         5.79%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes IA and IB, respectively.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA
Executive Vice President

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 2.13% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers High Yield Corporate Index which returned 2.74% and the Lipper High Current Yield Average which returned 2.56%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year. In contrast, for much of the year, long-term rates remained flat or even declined due to strong demand from overseas. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. A flat, or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with holding long bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. Therefore, despite concerns that record high fuel prices, rising commodity costs and continued economic expansion could lead to higher inflation, the Fed's "hawkish" stance against inflation helped to give the markets confidence that the Federal Reserve would continue to keep inflation in check. Although low long-term inflation expectations contributed to lower yields at the "long-end" of the yield curve, strong foreign demand for long-term bonds may have been the most significant source of downward pressure on long-term bonds. Through the volatile year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages.

Early in the year, concerns about inflation, rising commodity costs and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow. Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. Treasuries in the first quarter. Among the major events, the downgrading of Ford Motor Corp. and General Motors Corp to below investment grade disturbed the credit markets. However, by midyear, the credit markets had rebounded substantially, only to be shaken again by the devastating hurricanes that pummeled New Orleans and the Gulf Coast in the third quarter. While the corporate bond sector bond struggled in the third quarter and recovered only partially in the fourth, the below investment-grade high yield sector performed solidly as investors accepted higher levels of risk in exchange for higher yields. The confidence of high yield investors was buoyed further as it became apparent later in

--------------------------------------------------------------------------------

the year that the U.S. economy had withstood the destruction caused by the hurricanes and data indicated that the U.S. economic expansion was continuing. Due to the challenge of finding suitable yield in 2005, other higher yielding fixed income sectors also outperformed the U.S. corporate bond market and the overall investment-grade U.S. bond market. Both the Non-Dollar Bonds and Emerging Markets Debt were outperforming credit sectors.

The Fund's duration and curve positioning produced a drag on performance in 2005. Although duration positioning was beneficial throughout the year, the Fund was not positioned to fully take advantage of the flattening yield curve, and therefore curve positioning was an expense to performance relative to the benchmark. Over the twelve-month period, both sector allocation and security selection were modest detractors to performance. However, fourth quarter saw a reversal of that trend as the Fund's automotive positioning strongly benefited the return. Most notably in 2005, the Fund's positioning in specific Electric Utility issuers provided the greatest benefit to performance. Specifically the holdings in NRG and Texas Genco generated strong results due to the merger of both and subsequent tender for bonds. Additionally, the decision not to own Calpine also benefited the Fund as the issuer filed for bankruptcy in December. Additionally, the Fund's exposure to Food and Beverage issuers also benefited returns due in part to holdings in Burns Philp, which also tendered for its bonds.

The Fund's performance was negatively impacted by the Paper sector holdings, specifically Tembec. The issuer continues to struggle with a difficult pricing environment, exacerbated by the strengthening Canadian dollar. Additionally, the Automotive positioning in the third quarter was a drag on performance as General Motors and Ford struggled on profit taking after a strong rally in May through July. Also, holdings in Delphi Automotive weakened as the issuer was entangled in union discussions and ultimately filed for bankruptcy.

The Fund does not use derivatives such as options, futures and forward agreements for speculative purposes. However, in the past year the Fund has used U.S. Treasury futures for purposes of liquidity management and for tailoring interest rate exposure. Futures contracts can often provide the desired exposures with less cost and more liquidity than purchasing individual securities. The Fund also entered into forward currency contracts to hedge away some of the currency risk of the non-dollar denominated issues in the Fund. Overall, the impact of these futures and forward contracts was minimal compared to other factors that contributed to the Fund's performance.

WHAT IS THE OUTLOOK?

As of September 1, 2005, Mark Niland and Nasri Toutoungi assumed the portfolio management responsibilities for the Fund replacing Christine Mozonski and David Hillmeyer. Currently, the portfolio remains lower yielding versus the index due to the below-market exposure to CCC-rated securities, since we believe pricing on such securities does not adequately compensate for the incremental default risk over single and double B rated securities. Another concern for the low end of the credit spectrum remains the large percentage of new issuance that has come from companies rated low "B" or less. As these bonds season (typically 2-3 years), a rise in default rates can be expected. While the high yield market is not immune to "event risk", the balance of this risk is more skewed to the upside in this segment of the market, as there is greater likelihood of positive event risk than is the case in the investment grade market. With merger and acquisition activity clearly on the rise, we are focused on highlighting industries and issuers that may be the beneficiary of a strategic transaction (while also mindful that LBO sponsors remain a potential threat). Profitability is generally expected to remain healthy, although some segments, such as the automotive and paper industries have experienced substantial margin compression. Given the auto industry's enormous presence in the bond market, it will occupy a good deal of investors' attention, with the focus not only on the industry's ability to mount a recovery, but also whether or not GM is successful in securing an investment grade rating for GMAC (our current opinion is that this is probable). We've increased the portfolio's weighting to the Technology sector as the outlook for 2006 capital spending has brightened, and to secured Airline bonds given their attractive yields and strength in operating fundamentals (traffic and pricing). Market pricing is generally attractive in the "BB" and "B" rated segments, as default rates have remained relatively muted in this end of the credit spectrum.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.4%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.8
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    10.9
-------------------------------------------------------------------
Foreign Governments                                         0.3
-------------------------------------------------------------------
Health Care                                                 3.0
-------------------------------------------------------------------
Services                                                   16.9
-------------------------------------------------------------------
Technology                                                 15.3
-------------------------------------------------------------------
Transportation                                              3.7
-------------------------------------------------------------------
Utilities                                                  11.2
-------------------------------------------------------------------
Short-Term Investments                                     21.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
BBB                                                         3.4%
-------------------------------------------------------------------
BB                                                         27.3
-------------------------------------------------------------------
B                                                          60.4
-------------------------------------------------------------------
CCC                                                         7.0
-------------------------------------------------------------------
CC                                                          1.3
-------------------------------------------------------------------
NR                                                          0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                      10000                              10000
                                                                           10333                              10340
                                                                           10422                              10436
                                                                           10526                              10537
                                                                           10670                              10692
                                                                           10941                              10967
                                                                           10972                              11009
                                                                           10479                              10523
                                                                           10695                              10745
                                                                           11287                              11349
                                                                           11592                              11662
                                                                           12463                              12543
12/96                                                                      12209                              12295
                                                                           12960                              13062
                                                                           13058                              13165
                                                                           12510                              12625
                                                                           13256                              13378
                                                                           14060                              14192
                                                                           14678                              14827
                                                                           15840                              16006
                                                                           14948                              15110
                                                                           15761                              15937
                                                                           15230                              15406
                                                                           15922                              16118
12/97                                                                      16191                              16395
                                                                           16366                              16576
                                                                           17538                              17771
                                                                           18428                              18680
                                                                           18608                              18868
                                                                           18278                              18544
                                                                           19018                              19297
                                                                           18809                              19092
                                                                           16082                              16331
                                                                           17111                              17378
                                                                           18495                              18790
                                                                           19604                              19929
12/98                                                                      20734                              21077
                                                                           21586                              21958
                                                                           20907                              21275
                                                                           21737                              22126
                                                                           22566                              22983
                                                                           22018                              22441
                                                                           23240                              23687
                                                                           22503                              22947
                                                                           22390                              22833
                                                                           21771                              22207
                                                                           23138                              23612
                                                                           23599                              24092
12/99                                                                      24982                              25511
                                                                           23719                              24229
                                                                           23262                              23771
                                                                           25521                              26095
                                                                           24745                              25310
                                                                           24227                              24790
                                                                           24816                              25402
                                                                           24420                              25005
                                                                           25927                              26557
                                                                           24550                              25155
                                                                           24438                              25049
                                                                           22505                              23075
12/00                                                                      22609                              23189
                                                                           23401                              24011
                                                                           21259                              21823
                                                                           19906                              20441
                                                                           21445                              22027
                                                                           21579                              22175
                                                                           21045                              21636
                                                                           20830                              21423
                                                                           19517                              20083
                                                                           17927                              18462
                                                                           18266                              18815
                                                                           19659                              20258
12/01                                                                      19825                              20436
                                                                           19525                              20138
                                                                           19142                              19750
                                                                           19856                              20492
                                                                           18645                              19251
                                                                           18497                              19109
                                                                           17177                              17749
                                                                           15832                              16366
                                                                           15929                              16472
                                                                           14193                              14684
                                                                           15440                              15974
                                                                           16340                              16913
12/02                                                                      15375                              15921
                                                                           14966                              15505
                                                                           14737                              15273
                                                                           14875                              15421
                                                                           16102                              16690
                                                                           16941                              17568
                                                                           17148                              17793
                                                                           17445                              18107
                                                                           17776                              18459
                                                                           17581                              18264
                                                                           18569                              19296
                                                                           18725                              19466
12/03                                                                      19700                              20486
                                                                           20051                              20862
                                                                           20324                              21151
                                                                           20012                              20832
                                                                           19691                              20506
                                                                           19952                              20787
                                                                           20327                              21191
                                                                           19652                              20489
                                                                           19727                              20572
                                                                           19933                              20794
                                                                           20231                              21112
                                                                           21041                              21966
12/04                                                                      21747                              22713
                                                                           21211                              22160
                                                                           21648                              22626
                                                                           21260                              22226
                                                                           20845                              21804
                                                                           21504                              22497
                                                                           21528                              22530
                                                                           22320                              23367
                                                                           22112                              23154
                                                                           22283                              23341
                                                                           21903                              22952
                                                                           22722                              23819
12/05                                                                      22727                              23828

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $22,727 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                   4.50%   0.10%    8.56%
------------------------------------------------------
Index IB(3)                4.24%  -0.13%    8.30%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD C. CAPUTO, CFA
Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 4.50% for the year ended December 31, 2005. The Fund underperformed the S&P 500 Index which returned 4.91% and the Lipper S&P 500 Average which returned 4.52%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After rallying in the latter half of 2004, the equity markets retreated early in 2005 amid concerns that the U.S. economy might be losing the momentum that it demonstrated in 2004. However, after experiencing a loss in the first quarter of 2005, the equity markets, as measured by the S&P 500 Index (a common representation for the broad equity markets), posted three consecutive quarters of positive performance, resulting in a gain of 4.91% for the year. However, that positive gain was below the market's long-term average. Although 2005's performance was disappointing to many investors, a year of underperformance should be expected after the spectacular returns in 2003 and the late 1990's. Early in the year, fears of rising inflation, historically high oil prices, and worries about a slowing economy tempered the markets. However, as the year progressed, the economy remained sound and the Federal Reserve raised interest rates eight times, giving investors confidence that it would keep inflation under control. Therefore, even devastating hurricanes, record high fuel prices and rising commodity prices did not prevent equities from posting a positive return for the year.

By design, the Fund is managed to mimic the performance of the S&P 500 Fund. Due this approach, the Fund is expected to perform in line with the Index. However, in accordance with SEC guidance, requirements, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to the HIG is reallocated across the Life/Health Insurance and Property/Casualty Insurance industries. At times during the year, the under exposure to the HIG both added and detracted from performance relative to the Index. This year, gains from trading stocks and futures, securities lending, and a few corporate action decisions offset brokerage commissions and contributed to the Funds performance. The largest corporate action contribution came from the Sprint/Nextel Communications deal. The S&P 500 Index reflected Sprint's acquisition of Nextel Communications by removing Nextel Communications from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS THE OUTLOOK?

Towards the end of 2005, many investors became concerned about the condition of the economy after a couple negative economic reports. However, in December the economic outlook improved as

--------------------------------------------------------------------------------

inflation was benign, consumer confidence rebounded, and the labor markets picked up. In this environment, we expect the Federal Reserve to raise rates again at the end of January. By their own admission, a significant amount of accommodation has been removed from the economy and hence policy is increasingly data dependent going forward. Thus, the market is keenly focused on the housing sector and consumer spending. While there is some indication that the housing market will slow in 2006, housing starts and sales remain "brisk" to use the Federal Reserve's terminology. Even if housing cools and consumer spending slows, business investment and export growth may offset any drag to the economy from housing and the consumer. We will continue to manage the Fund in a manner that closely matches the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      9.0
-------------------------------------------------------------------
Finance                                                    22.9
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                    6.8
-------------------------------------------------------------------
Technology                                                 21.6
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   3.3
-------------------------------------------------------------------
Short-Term Investments                                     14.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                         INTERNATIONAL CAPITAL APPRECIATION IA           MSCI EAFE INDEX
                                                         -------------------------------------           ---------------
4/01                                                                     10000                                10000
                                                                          9406                                 9655
                                                                          8978                                 9264
                                                                          8834                                 9096
                                                                          8353                                 8868
                                                                          7351                                 7971
                                                                          7710                                 8175
                                                                          8359                                 8477
12/01                                                                     8602                                 8528
                                                                          8253                                 8076
                                                                          8394                                 8133
                                                                          8844                                 8616
                                                                          8727                                 8639
                                                                          8822                                 8756
                                                                          8407                                 8411
                                                                          7654                                 7582
                                                                          7563                                 7566
                                                                          6678                                 6756
                                                                          7229                                 7120
                                                                          7823                                 7443
12/02                                                                     7121                                 7194
                                                                          7201                                 6894
                                                                          7062                                 6736
                                                                          6860                                 6609
                                                                          7675                                 7265
                                                                          8344                                 7711
                                                                          8574                                 7902
                                                                          8864                                 8095
                                                                          9242                                 8292
                                                                          9272                                 8549
                                                                         10059                                 9082
                                                                         10185                                 9286
12/03                                                                    10755                                10011
                                                                         11205                                10154
                                                                         11730                                10390
                                                                         12017                                10452
                                                                         11437                                10225
                                                                         11647                                10256
                                                                         12028                                10498
                                                                         11179                                10159
                                                                         11212                                10206
                                                                         11812                                10474
                                                                         12313                                10832
                                                                         13010                                11575
12/04                                                                    13413                                12084
                                                                         12977                                11863
                                                                         12846                                12378
                                                                         12355                                12072
                                                                         12249                                11802
                                                                         12373                                11820
                                                                         12429                                11981
                                                                         12885                                12349
                                                                         13262                                12665
                                                                         13550                                13232
                                                                         12993                                12846
                                                                         13455                                13164
12/05                                                                    14239                                13777

    --- INTERNATIONAL CAPITAL APPRECIATION IA  --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $14,239 ending value                       $13,777 ending value

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                       1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------
International Capital Appreciation IA   6.16%        7.85%
--------------------------------------------------------------------
International Capital Appreciation IB   5.89%        7.60%
--------------------------------------------------------------------
MSCI EAFE Index                        14.02%        7.10%
--------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT,
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund, Class IA returned 6.16% for the year ended December 31, 2005. The Fund trailed its benchmark MSCI EAFE Index, which returned 14.02%. The Fund's gain also lagged the Lipper International Growth VA-UF Average, which returned 15.36% for the period.

WHY DID THE FUND PERFORM THIS WAY?

During the annual period, non-U.S. equities, as measured by the MSCI EAFE Index, outperformed U.S. equities, as measured by the S&P 500 Index. Within the MSCI EAFE Index, Materials, Industrials and Energy stocks advance the most, while the Telecommunication Services sector declined.

The Fund's underperformance during the period was driven by stock selection, primarily within Health Care and Information Technology. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. As soon as Tysabri was withdrawn from the market we sold our position in Elan.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), Trend Micro (Software & Services) and EMI Group (Media). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. Trend Micro, Japan's largest anti-virus software maker, suffered due to lower profits that resulted from higher expenses associated with correcting software defects. As of the end of the period, we did not hold Trend Micro, but maintained positions in both Research In Motion and EMI Group.

On the positive side, the Fund benefited from stock selection within the Energy sector. The top contributor to both absolute and relative performance was Petro-Canada (Energy). This integrated oil and gas company benefited from tight demand-supply conditions and a high pricing environment. Mitsubishi UFJ Financial (Financials) was the second largest contributor to both absolute and relative performance. The company is benefiting from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy. Additional leading contributors to performance during the annual period were TomTom (Technology Hardware & Equipment) and Roche Holdings (Pharmaceuticals & Biotechnology).

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight allocations to traditional growth sectors such as Health Care, Consumer Discretionary and Information Technology had a negative impact, as those areas underperformed Energy, Materials

--------------------------------------------------------------------------------

and Industrials, where we are underweight relative to the benchmark. As managers of a growth Fund, however, those sectors are not traditionally areas of focus for us.

WHAT IS THE OUTLOOK?
As usual, the Fund is positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading international companies that are poised to grow more rapidly than market expectations. The Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.

Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI EAFE Index and Lipper International Growth Funds average as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have strong confidence in the Fund's investment team, process and positioning. We thank you for your continued support of the Fund.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                          10.9
-------------------------------------------------------------------
Consumer Staples                                            4.1
-------------------------------------------------------------------
Energy                                                      2.2
-------------------------------------------------------------------
Finance                                                    21.4
-------------------------------------------------------------------
Health Care                                                10.5
-------------------------------------------------------------------
Services                                                    7.7
-------------------------------------------------------------------
Technology                                                 24.5
-------------------------------------------------------------------
Transportation                                              4.2
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                     17.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Belgium                                                     1.0
-------------------------------------------------------------------
Brazil                                                      0.9
-------------------------------------------------------------------
Canada                                                      5.4
-------------------------------------------------------------------
Finland                                                     1.9
-------------------------------------------------------------------
France                                                     12.2
-------------------------------------------------------------------
Germany                                                     9.0
-------------------------------------------------------------------
Hong Kong                                                   0.4
-------------------------------------------------------------------
Ireland                                                     0.8
-------------------------------------------------------------------
Israel                                                      1.5
-------------------------------------------------------------------
Italy                                                       2.3
-------------------------------------------------------------------
Japan                                                      21.5
-------------------------------------------------------------------
Luxembourg                                                  2.3
-------------------------------------------------------------------
Mexico                                                      3.7
-------------------------------------------------------------------
Netherlands                                                 2.9
-------------------------------------------------------------------
South Korea                                                 3.2
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      2.3
-------------------------------------------------------------------
Switzerland                                                12.4
-------------------------------------------------------------------
Taiwan                                                      1.7
-------------------------------------------------------------------
United Kingdom                                             11.2
-------------------------------------------------------------------
Short-Term Investments                                     17.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IA          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
12/95                                                                      10000                              10000
                                                                           10255                              10137
                                                                           10340                              10137
                                                                           10491                              10327
                                                                           10883                              10640
                                                                           10791                              10480
                                                                           10785                              10533
                                                                           10406                              10183
                                                                           10478                              10243
                                                                           10646                              10497
                                                                           10638                              10392
                                                                           11174                              10793
12/96                                                                      11293                              10668
                                                                           11179                              10472
                                                                           11227                              10664
                                                                           11238                              10641
                                                                           11168                              10731
                                                                           11900                              11394
                                                                           12453                              12023
                                                                           12821                              12266
                                                                           11879                              11301
                                                                           12526                              11912
                                                                           11578                              10898
                                                                           11395                              10762
12/97                                                                      11331                              10886
                                                                           11463                              11211
                                                                           12238                              11959
                                                                           12821                              12373
                                                                           13117                              12461
                                                                           13205                              12235
                                                                           13227                              12189
                                                                           13367                              12305
                                                                           11419                              10570
                                                                           10981                              10346
                                                                           11786                              11430
                                                                           12470                              12044
12/98                                                                      12823                              12459
                                                                           13192                              12446
                                                                           12875                              12167
                                                                           13610                              12755
                                                                           14129                              13393
                                                                           13544                              12764
                                                                           14208                              13350
                                                                           14572                              13663
                                                                           14593                              13711
                                                                           14680                              13804
                                                                           15171                              14318
                                                                           16040                              14890
12/99                                                                      17933                              16310
                                                                           16926                              15425
                                                                           18155                              15842
                                                                           17990                              16438
                                                                           16997                              15520
                                                                           16284                              15123
                                                                           16919                              15767
                                                                           16397                              15145
                                                                           16620                              15332
                                                                           15759                              14482
                                                                           15003                              14021
                                                                           14326                              13392
12/00                                                                      14866                              13850
                                                                           14955                              14057
                                                                           13757                              12944
                                                                           12780                              12029
                                                                           13736                              12848
                                                                           13203                              12493
                                                                           12783                              12014
                                                                           12504                              11746
                                                                           12156                              11455
                                                                           10874                              10239
                                                                           11163                              10526
                                                                           11827                              11008
12/01                                                                      12082                              11150
                                                                           11540                              10672
                                                                           11575                              10749
                                                                           12220                              11378
                                                                           12164                              11407
                                                                           12312                              11531
                                                                           11772                              11033
                                                                           10576                               9957
                                                                           10454                               9958
                                                                            9216                               8902
                                                                            9901                               9380
                                                                           10365                               9831
12/02                                                                       9915                               9513
                                                                            9480                               9179
                                                                            9206                               8993
                                                                            9018                               8818
                                                                            9846                               9669
                                                                           10413                              10285
                                                                           10583                              10569
                                                                           10891                              10850
                                                                           11292                              11174
                                                                           11387                              11487
                                                                           12067                              12231
                                                                           12316                              12498
12/03                                                                      13197                              13452
                                                                           13362                              13668
                                                                           13677                              14016
                                                                           13771                              14102
                                                                           13398                              13663
                                                                           13493                              13694
                                                                           13832                              14004
                                                                           13203                              13596
                                                                           13226                              13705
                                                                           13624                              14145
                                                                           14133                              14637
                                                                           15002                              15653
12/04                                                                      15583                              16325
                                                                           15311                              16044
                                                                           15759                              16835
                                                                           15392                              16379
                                                                           15119                              15975
                                                                           15198                              16075
                                                                           15500                              16377
                                                                           16264                              16982
                                                                           16705                              17416
                                                                           17301                              18315
                                                                           16618                              17648
                                                                           16973                              18241
12/05                                                                      17861                              19119

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $17,861 ending value                       $19,119 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities IA   14.62%   3.74%    5.97%
-------------------------------------------------------------
International Opportunities
  IB(3)                          14.33%   3.50%    5.74%
-------------------------------------------------------------
MSCI AC World Free ex US Index   17.11%   6.66%    6.70%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TROND SKRAMSTAD
Senior Vice President, Partner

NICOLAS CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 14.62% for the year ended December 31, 2005. The Fund trailed the 17.11% return of the MSCI All-Country World Free ex-US Index and slightly trailed the Lipper International Core Funds VA-UF Average of 14.83%.

WHY DID THE FUND PERFORM THIS WAY?

Global equities markets moved higher during the period. Japan continued to outperform, helped by stable economic growth, improving consumer confidence, and strong corporate profits. Emerging Market equities continued to feed off of strong commodity prices and the Pacific Basin ex Japan benefited from strength in China. Europe also moved higher as corporate profits continued to grow despite the strengthening dollar.

During the period, the fund underperformed the broad market as represented by MSCI All-Country World Free ex-US by 250 basis points. Relative to the Fund's benchmark, regional overweight allocation in North America and underweight the UK were positive. Sector decisions detracted from performance, driven primarily by overweight positions in Health Care and Information Technology and being underweight in Materials and Financials. Strong stock selection in the Energy and Consumer Staples sectors was offset by poor stock selection in Health Care and Information Technology.

Despite underperforming the index, the Fund recorded strong absolute returns during the period. All sectors, with the exception of Telecom Services, delivered positive performance. Talisman Energy (Energy), Mitsubishi UFJ (Financials), and Orascom Telecom (Telecom) provided the greatest absolute and relative returns. Talisman and Orascom were not held in the Fund at the end of the period. Talisman benefited from a tight commodity price environment, and therefore higher earnings. Shares of Mitsubishi UFJ performed well as synergies of the merger between Mitsubishi and UFJ were recognized. Orascom continued to experience increases in wireless penetration rates in Northern Africa and the Middle East.

The three largest detractors from performance on an absolute basis were Elan (Pharmaceuticals), Vodafone (Telecom) and Deutsche Telekom (Telecom). Elan shares fell sharply on news that it would pull its promising new multiple sclerosis drug Tysabri from the market. Vodafone fell throughout the period as capacity utilization within the wireless market deteriorated. Deutsche Telekom suffered on declining margins and rising capex.

WHAT IS THE OUTLOOK?

The Fund will continue to apply a three-pronged strategy that considers fundamental company analysis as well as the attractiveness of countries and sectors. European equities represented the largest geographical position in the Fund at the end of the period.

--------------------------------------------------------------------------------

European companies have successfully restructured their businesses and balance sheets so that corporate profitability is back to the peak levels of 2000. The macro environment has some uncertainties such as slow growth, employment trends, political turmoil, and demographic pressures, but we believe the Fund can unlock relative value in European stocks, particularly in Media and Information Technology. The outlook for the Japanese market appears promising as economic, deregulation, and structural reform trends are all positive. From a sector standpoint, the Fund ended the period overweight Consumer Staples, Health Care and Consumer Discretionary and underweight Materials, Financials, and Information Technology.
DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            9.7
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    26.1
-------------------------------------------------------------------
Health Care                                                11.1
-------------------------------------------------------------------
Services                                                    3.2
-------------------------------------------------------------------
Technology                                                 16.3
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   5.1
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Austria                                                     1.1
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
Denmark                                                     0.7
-------------------------------------------------------------------
France                                                     13.8
-------------------------------------------------------------------
Germany                                                     1.9
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Hong Kong                                                   2.8
-------------------------------------------------------------------
Hungary                                                     0.2
-------------------------------------------------------------------
India                                                       1.0
-------------------------------------------------------------------
Ireland                                                     1.1
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      21.8
-------------------------------------------------------------------
Mexico                                                      1.8
-------------------------------------------------------------------
Netherlands                                                 3.0
-------------------------------------------------------------------
Russia                                                      0.5
-------------------------------------------------------------------
Singapore                                                   0.8
-------------------------------------------------------------------
South Korea                                                 1.2
-------------------------------------------------------------------
Spain                                                       3.7
-------------------------------------------------------------------
Sweden                                                      1.3
-------------------------------------------------------------------
Switzerland                                                10.9
-------------------------------------------------------------------
Taiwan                                                      4.2
-------------------------------------------------------------------
United Kingdom                                             14.3
-------------------------------------------------------------------
United States                                               0.7
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/ CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      ------------------------------
4/01                                                                      10000.00                           10000.00
                                                                          10356.00                           10051.00
                                                                           9781.00                            9730.00
                                                                           9610.00                            9365.00
                                                                           9631.00                            9388.00
                                                                           8374.00                            8233.00
                                                                           8926.00                            8554.00
                                                                           9559.00                            8875.00
12/01                                                                      9402.00                            8758.00
                                                                           9241.00                            8585.00
                                                                           9229.00                            8792.00
                                                                           9643.00                            9305.00
                                                                          10043.00                            9565.00
                                                                          10328.00                            9980.00
                                                                          10222.00                            9671.00
                                                                           9621.00                            9000.00
                                                                           9384.00                            8917.00
                                                                           8412.00                            8188.00
                                                                           8487.00                            8117.00
                                                                           8750.00                            8408.00
12/02                                                                      8924.00                            8345.00
                                                                           8673.00                            8223.00
                                                                           8635.00                            8207.00
                                                                           8611.00                            8157.00
                                                                           9629.00                            8834.00
                                                                          10403.00                            9576.00
                                                                          10562.00                           10030.00
                                                                          11039.00                           10357.00
                                                                          11564.00                           11015.00
                                                                          12315.00                           11642.00
                                                                          13064.00                           12443.00
                                                                          13114.00                           12423.00
12/03                                                                     13719.00                           13194.00
                                                                          14045.00                           13691.00
                                                                          14379.00                           14117.00
                                                                          14948.00                           14484.00
                                                                          14691.00                           14113.00
                                                                          14417.00                           14116.00
                                                                          14859.00                           14613.00
                                                                          14046.00                           14028.00
                                                                          13932.00                           14139.00
                                                                          14133.00                           14562.00
                                                                          14638.00                           15016.00
                                                                          15433.00                           16191.00
12/04                                                                     16047.00                           16992.00
                                                                          16470.00                           17232.00
                                                                          16891.00                           18014.00
                                                                          16425.00                           17637.00
                                                                          15922.00                           17128.00
                                                                          16041.00                           17210.00
                                                                          16444.00                           17537.00
                                                                          17108.00                           18172.00
                                                                          17463.00                           18693.00
                                                                          17910.00                           19398.00
                                                                          17461.00                           18832.00
                                                                          17823.00                           19517.00
12/05                                                                     19031.00                           20747.00

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $19,031 ending value                       $10,000 starting value
                                                   $20,747 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                1 YEAR   SINCE INCEPTION
-------------------------------------------------------------
International Small Company IA  18.60%       14.76%
-------------------------------------------------------------
International Small Company IB  18.30%       14.49%
-------------------------------------------------------------
S&P Citigroup Extended Market
  Euro-Pacific Index            22.10%       16.90%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund returned 18.60% for the year ended December 31, 2005. The Fund trailed the 22.10% return of the benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, but was ahead of the 14.83% return for the Lipper International Core VP-UF average.

WHY DID THE FUND PERFORM THIS WAY?

International small cap markets were characterized by both strength and breadth during 2005. Every sector in the benchmark rose during the year, led by Energy (up 50%), Industrials (up 30%), and Financials (up 27%). Mirroring a trend seen in the U.S., value investing was favored over growth, as the EMI Value rose [22.96%] versus a [21.15%] increase for the EMI Growth. Most of the market leading stocks in this environment were driven by macro-economic factors such as oil and metal prices. This is most unusual and probably not sustainable. As experienced investors, we believe that many of these stocks are now in momentum territory, having left their fundamental valuations far behind.

Though absolute returns remain strong, relative returns continue to be challenged by our contrarian, bottom-up approach within this momentum-driven market. It is consistent with our investment style to exhibit stronger relative returns in more "rational" markets where solid company fundamentals are rewarded. In momentum-driven markets such as the current one, our style tends to lag the benchmark as our fundamental analysis directs us away from holding many high flyers that have valuations beyond what we believe earnings growth can justify in the long run. Our approach will lead to a more defensive posture in such markets, which is where we find ourselves today.

Stock selection relative to the benchmark was weakest within the Technology and Consumer Discretionary sectors. ELMOS Semiconductor, a German integrated circuit manufacturer, and Swedish IT services company Teleca AB detracted from performance in Technology. Media stocks GCAP Media (United Kingdom), M6-Metropole TV (France), and Wolters Kluwer (Netherlands) also contributed to underperformance in the Consumer Discretionary sector. The stock that detracted the most from performance on an absolute and relative basis was Sorin, an Italian manufacturer of medical products.

The top contributors to relative performance during the period were Alstom (France), Union Tool (Japan), and Japan Petroleum (Japan). Alstom benefited from its recent restructuring efforts and additional contracts for its construction infrastructure services. Also contributing to relative performance was Industrial Bank of Korea, whose shares gained as the Korean retail bank grew profits through increased lending amid the recovering Korean economy. Finally,

--------------------------------------------------------------------------------

currency exposure was a net positive as our position hedging exposure to the U.S. dollar paid off when the dollar appreciated during the year.

WHAT IS THE OUTLOOK?
Effective January 12, 2006, Simon Thomas, Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), assumed lead portfolio manager responsibilities for the Fund. He is supported by Daniel Maguire, CFA, Equity Research Analyst and Nikunj Hindocha, CFA, Associate Director and Equity Research Analyst. Edward L. Makin will no longer serve as portfolio manager of the Fund. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the International Small Cap Opportunities team for the past four years. Mr. Hindocha has been involved in portfolio management and securities analysis for International Small Cap Opportunities team for the past three years. Mr. Maguire has been involved in portfolio management and securities analysis for the International Small Cap Opportunities team for the past two years.
We believe earnings growth and economic growth have peaked (but will remain decent) in the US and Europe while Japanese interest rates could rise by the end of 2006. Emerging markets are expected to continue their rapid growth. We believe that cyclical recovery plays, lower quality, and highly indebted companies have seen the best of their relative performance and that the stage is set for relative outperformance over the course of 2006-2007 by the higher quality, steady growth, reasonably valued companies we favor.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.9%
-------------------------------------------------------------------
Capital Goods                                               8.1
-------------------------------------------------------------------
Consumer Cyclical                                          11.8
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      2.9
-------------------------------------------------------------------
Finance                                                    17.1
-------------------------------------------------------------------
Health Care                                                12.4
-------------------------------------------------------------------
Services                                                   14.4
-------------------------------------------------------------------
Technology                                                  9.8
-------------------------------------------------------------------
Transportation                                              2.8
-------------------------------------------------------------------
Utilities                                                   0.9
-------------------------------------------------------------------
Short-Term Investments                                     26.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.4%
-------------------------------------------------------------------
Brazil                                                      0.4
-------------------------------------------------------------------
China                                                       2.0
-------------------------------------------------------------------
Denmark                                                     1.4
-------------------------------------------------------------------
Finland                                                     0.9
-------------------------------------------------------------------
France                                                      7.2
-------------------------------------------------------------------
Germany                                                     7.1
-------------------------------------------------------------------
Greece                                                      1.0
-------------------------------------------------------------------
Hong Kong                                                   0.0
-------------------------------------------------------------------
India                                                       0.8
-------------------------------------------------------------------
Italy                                                       3.3
-------------------------------------------------------------------
Japan                                                      28.1
-------------------------------------------------------------------
Liechtenstein                                               0.6
-------------------------------------------------------------------
Malaysia                                                    1.8
-------------------------------------------------------------------
Netherlands                                                 4.2
-------------------------------------------------------------------
South Africa                                                0.7
-------------------------------------------------------------------
South Korea                                                 1.1
-------------------------------------------------------------------
Spain                                                       0.5
-------------------------------------------------------------------
Sweden                                                      2.5
-------------------------------------------------------------------
Switzerland                                                 3.9
-------------------------------------------------------------------
Thailand                                                    1.6
-------------------------------------------------------------------
United Kingdom                                             23.3
-------------------------------------------------------------------
Short-Term Investments                                     26.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap HLS Fund** inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         MIDCAP IA                     S&P MIDCAP 400 INDEX
                                                                         ---------                     --------------------
7/97                                                                       10000                              10000
                                                                           10337                              10465
                                                                           10248                              10453
                                                                           10952                              11053
                                                                           10517                              10573
                                                                           10936                              10730
12/97                                                                      11381                              11146
                                                                           11126                              10934
                                                                           12262                              11839
                                                                           12881                              12373
                                                                           13202                              12598
                                                                           12728                              12032
                                                                           13389                              12108
                                                                           13183                              11639
                                                                           10612                               9474
                                                                           11227                              10358
                                                                           12180                              11283
                                                                           12953                              11846
12/98                                                                      14406                              13276
                                                                           14746                              12759
                                                                           14103                              12092
                                                                           15300                              12430
                                                                           16516                              13409
                                                                           16690                              13468
                                                                           17874                              14190
                                                                           17362                              13888
                                                                           17133                              13412
                                                                           16759                              12998
                                                                           17736                              13661
                                                                           18731                              14378
12/99                                                                      21869                              15232
                                                                           21856                              14802
                                                                           25333                              15839
                                                                           26893                              17163
                                                                           25310                              16563
                                                                           23972                              16358
                                                                           26354                              16598
                                                                           26568                              16860
                                                                           29507                              18742
                                                                           29124                              18615
                                                                           28792                              17983
                                                                           25456                              16627
12/00                                                                      27427                              17898
                                                                           27844                              18297
                                                                           26249                              17254
                                                                           24036                              15972
                                                                           26311                              17734
                                                                           26757                              18147
                                                                           26693                              18075
                                                                           26158                              17805
                                                                           24951                              17223
                                                                           22032                              15081
                                                                           23455                              15749
                                                                           25405                              16921
12/01                                                                      26435                              17794
                                                                           25983                              17703
                                                                           26157                              17724
                                                                           27610                              18991
                                                                           27277                              18903
                                                                           27441                              18584
                                                                           25748                              17224
                                                                           23072                              15553
                                                                           22947                              15632
                                                                           20977                              14372
                                                                           22090                              14995
                                                                           24190                              15863
12/02                                                                      22676                              15211
                                                                           22365                              14767
                                                                           22144                              14415
                                                                           22311                              14537
                                                                           24211                              15592
                                                                           26307                              16884
                                                                           26468                              17100
                                                                           26779                              17706
                                                                           28015                              18510
                                                                           27462                              18226
                                                                           29849                              19604
                                                                           30391                              20287
12/03                                                                      31218                              20630
                                                                           31942                              21077
                                                                           32251                              21583
                                                                           32083                              21674
                                                                           31175                              20963
                                                                           31627                              21398
                                                                           32388                              21885
                                                                           30812                              20864
                                                                           30781                              20809
                                                                           32208                              21425
                                                                           32896                              21768
                                                                           34905                              23064
12/04                                                                      36349                              24030
                                                                           35705                              23417
                                                                           36588                              24202
                                                                           36088                              23934
                                                                           34868                              23004
                                                                           36858                              24390
                                                                           38218                              24955
                                                                           39867                              26266
                                                                           39255                              25973
                                                                           39945                              26173
                                                                           39339                              25610
                                                                           41858                              26862
12/05                                                                      42450                              27047

    --- MIDCAP IA                              --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $42,450 ending value                       $27,047 ending value

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

** The Fund has restrictions on the purchase of shares, a description of the restrictions can be found in the prospectus.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                      1 YEAR   5 YEAR   SINCE INCEPTION
------------------------------------------------------------
MidCap IA             16.78%(4) 9.13%       18.61%
------------------------------------------------------------
MidCap IB(3)          16.49%(4) 8.88%       18.34%
------------------------------------------------------------
S&P MidCap 400 Index  12.56%   8.61%       12.46%*
------------------------------------------------------------

* Return is from 6/30/97.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.76% and 16.47% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the

PORTFOLIO MANAGER
variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would

PHILLIP H. PERELMUTER
lower the Fund's performance.

Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund, Class IA returned 16.78% for the year ended December 31, 2005, outperforming the S&P Mid Cap 400 Index return of 12.56% and the Lipper Mid-Cap Core Average return of 11.77%.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets looked past rising short-term interest rates, persistently high energy prices, catastrophic hurricanes in the Gulf Coast area, and a slowing housing market, opting instead to embrace solid corporate earnings and continued economic growth. During the year ended December 31, 2005, mid cap stocks led large caps and small caps when measured using the S&P MidCap 400, S&P 500 and Russell 2000 Indexes. Within the S&P MidCap 400 Index, Energy was the best-performing sector, while Telecommunication Services was the only sector to post a negative return.

The Fund benefited from strong stock selection within Energy and Industrials. Negative stock selection was, for the most part, confined to the Health Care sector. The Fund's overweight allocation to the top-performing Energy sector also added to out-performance. Positive contribution to relative performance came from a number of Energy stocks, including exploration and production firm EOG Resources, independent refiner Premcor, natural gas company Chesapeake, and uranium producer Cameco. EOG Resources gained on soaring energy prices and increased production. Premcor benefited from high refining margins and its takeover by Valero Energy. Cameco rose in concert with strong trends in uranium pricing.

Elan detracted most from relative performance as the stock plunged after its much-heralded multiple sclerosis drug, Tysabri, was withdrawn from the market. Other stocks hurting performance included automobile supplier Lear, which declined in conjunction with concerns that automobile production may need to slow in order to help offset surplus inventory and that rising material costs may negatively impact the bottom-line, and gambling concern Wynn Resorts, which pulled back earlier in the year on concern that its under-construction properties in Las Vegas and Macau might not live up to investors' lofty expectations. Relative results were also hurt by not owning high-performing Peabody Energy.

WHAT IS THE OUTLOOK?

We are sanguine about the economy for next year. While growth has certainly slowed a bit from relatively strong levels, we expect most sectors of the economy will progress without hesitation. In

--------------------------------------------------------------------------------

addition, although consumer spending remains fragile in the face of a slowing housing market, we still see strength in industrial demand and general business investment. As a result of bottom-up stock picking, as of the end of the period, the Fund was overweight the Consumer Discretionary, Health Care and Telecommunication Services sectors and underweight the Utilities, Consumer Staples and Financials sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.2%
-------------------------------------------------------------------
Consumer Cyclical                                          16.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Services                                                   13.7
-------------------------------------------------------------------
Technology                                                 19.3
-------------------------------------------------------------------
Transportation                                              2.2
-------------------------------------------------------------------
Utilities                                                   2.5
-------------------------------------------------------------------
Short-Term Investments                                     17.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/01                                                                       10000                              10000
                                                                           10092                              10307
                                                                           10139                              10406
                                                                            9950                              10337
                                                                            9640                              10248
                                                                            8234                               9111
                                                                            8476                               9306
                                                                            9208                              10022
12/01                                                                       9959                              10593
                                                                           10012                              10690
                                                                           10207                              10823
                                                                           10776                              11493
                                                                           10790                              11690
                                                                           10597                              11498
                                                                           10032                              11092
                                                                            8968                               9809
                                                                            8972                               9862
                                                                            8014                               9055
                                                                            8404                               9184
                                                                            9100                               9854
12/02                                                                       8663                               9546
                                                                            8472                               9258
                                                                            8271                               9030
                                                                            8229                               9091
                                                                            9000                               9915
                                                                            9831                              10832
                                                                            9936                              11026
                                                                           10296                              11505
                                                                           10798                              11968
                                                                           10749                              11883
                                                                           11472                              12791
                                                                           11880                              13313
12/03                                                                      12413                              13836
                                                                           12629                              14284
                                                                           12875                              14574
                                                                           12865                              14690
                                                                           12426                              13921
                                                                           12653                              14201
                                                                           13178                              14765
                                                                           12606                              14171
                                                                           12411                              14349
                                                                           12865                              14802
                                                                           13155                              15070
                                                                           13885                              16302
12/04                                                                      14436                              16821
                                                                           13902                              16280
                                                                           14494                              16686
                                                                           14304                              16464
                                                                           13605                              15848
                                                                           14332                              16727
                                                                           14658                              17341
                                                                           15304                              18269
                                                                           15278                              17937
                                                                           15205                              17957
                                                                           14700                              17427
                                                                           15600                              18141
12/05                                                                      15884                              18123

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $15,884 ending value                       $18,123 ending value

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  SINCE INCEPTION
------------------------------------------------------
MidCap Value IA           10.03%(3)          10.40%
------------------------------------------------------
MidCap Value IB            9.67%(3)          10.14%
------------------------------------------------------
Russell 2500 Value Index   7.74%           13.57%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 9.99% and 9.71% for classes 1A and 1B, respectively.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

 * The Fund has restrictions on the purchase of shares, a description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford MidCap Value HLS Fund, Class IA returned 9.99% outperforming both the Russell 2500 Value Index return of 7.74% and the Lipper Mid Cap Value VA-UF peer group return of 8.53%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns supporting the Fund's positive, absolute return for the period. Value stocks continued to outperform growth stocks during the period, driven by the relative strength of sectors like Energy, Industrials, Materials and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after 10 years of underperformance, with the S&P 500 posting a 4.91% annual return to outperform the 4.6% annual return of the small cap Russell 2000 Index.

The main driver of the Fund's outperformance was strong stock selection within eight of the ten sectors of the market. The Fund's holdings within Health Care, Information Technology, Financials, Telecommunications and Media, Utilities and Industrials were the top contributors. Additionally, the Fund's somewhat higher average market cap than the benchmark helped the Fund's relative performance.

The top three contributors on a relative basis were Office Depot (Consumer Discretionary), Arch Coal (Energy) and CB Richard Ellis Group (Financials). Office Depot benefited from a new management team and significant re-organization. Arch Coal continues to benefit from rising prices resulting from a supply and demand imbalance. CB Richard Ellis Group gave us some exposure to an upturn in the commercial real estate cycle at a more reasonable valuation than the office REITs (Real Estate Investment Trusts). All three stocks were held at the end of the period.

The top three detractors on a relative basis were Huntsman (Materials), Graftech International (Industrials) and RenaissanceRe (Financials). Huntsman experienced near-term weakness due to the plant shutdowns resulting from the extensive damage caused by Hurricane Rita. Graftech International's attempts to raise pricing cost them market share for 2005 but we believe their further attempts to raise prices in 2006 will be more successful. We owned both stocks at the end of the period. We eliminated Renaissance Re on concerns regarding management turnover and on-going accounting issues.

WHAT IS THE OUTLOOK?

Despite a number of headwinds, global growth in GDP decelerated only slightly in 2005 to a still very healthy pace of

--------------------------------------------------------------------------------

3.1% from 3.9% in 2004. We anticipate further mild slowing to 2.9% in 2006. The industrial economy remains vibrant with capacity utilization hitting the highest level since 2000. Corporate profit growth remains double digit, and with very liquid balance sheets, should fuel continued strength in business spending and investment. The main reason we expect further slowing in 2006 is a cautious view of the U.S. consumer. For the last two years consumers have outspent their income despite increasing headwinds from energy costs, taxes and interest rates (some of which has yet to be felt). Clearly this has been possible because of a record amount of equity extraction from the robust housing market. While we don't expect a serious decline in home prices, there are abundant signals that the market is cooling off, thus the stimulus to consumer spending should be dramatically reduced. Globally, strength in many emerging markets, including some reacceleration in China, should help offset any downshifting of the U.S. consumer. The consensus view now anticipates moderating inflation which would lead to only one or two more rate increases from the Fed. This seems like the most likely case to us as well, but there is sufficient momentum in the economy at present to suggest that the risks are on the upside.

In light of this outlook, the Fund is overweight Consumer Discretionary, Information Technology, Industrials, Health Care and Materials. We will continue to look for opportunities to take profits where appropriate. The Fund is underweight Financials, Utilities, Telecommunication Services and Consumer Staples and we have a market weight in Energy.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            13.1%
-------------------------------------------------------------------
Capital Goods                                               5.4
-------------------------------------------------------------------
Consumer Cyclical                                          13.6
-------------------------------------------------------------------
Consumer Staples                                            3.5
-------------------------------------------------------------------
Energy                                                      3.0
-------------------------------------------------------------------
Finance                                                    19.9
-------------------------------------------------------------------
Health Care                                                 6.8
-------------------------------------------------------------------
Services                                                    6.1
-------------------------------------------------------------------
Technology                                                 20.8
-------------------------------------------------------------------
Transportation                                              3.0
-------------------------------------------------------------------
Utilities                                                   4.1
-------------------------------------------------------------------
Short-Term Investments                                     14.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                LEHMAN MORTGAGE BACKED SECURITIES
                                                                  MORTGAGE SECURITIES IA                      INDEX
                                                                  ----------------------        ---------------------------------
12/95                                                                     10000                               10000
                                                                          10071                               10075
                                                                           9987                                9992
                                                                           9942                                9956
                                                                           9913                                9928
                                                                           9881                                9898
                                                                          10001                               10035
                                                                          10034                               10072
                                                                          10048                               10072
                                                                          10206                               10240
                                                                          10404                               10441
                                                                          10559                               10590
12/96                                                                     10507                               10535
                                                                          10573                               10613
                                                                          10600                               10649
                                                                          10509                               10548
                                                                          10672                               10716
                                                                          10766                               10821
                                                                          10884                               10948
                                                                          11092                               11154
                                                                          11067                               11128
                                                                          11203                               11269
                                                                          11324                               11394
                                                                          11353                               11431
12/97                                                                     11454                               11535
                                                                          11568                               11650
                                                                          11584                               11674
                                                                          11628                               11724
                                                                          11693                               11790
                                                                          11783                               11869
                                                                          11838                               11925
                                                                          11900                               11986
                                                                          12021                               12094
                                                                          12150                               12240
                                                                          12122                               12225
                                                                          12179                               12285
12/98                                                                     12223                               12338
                                                                          12299                               12426
                                                                          12260                               12376
                                                                          12336                               12459
                                                                          12389                               12517
                                                                          12305                               12447
                                                                          12251                               12403
                                                                          12188                               12319
                                                                          12200                               12319
                                                                          12379                               12519
                                                                          12426                               12591
                                                                          12439                               12597
12/99                                                                     12409                               12567
                                                                          12327                               12458
                                                                          12449                               12602
                                                                          12570                               12740
                                                                          12575                               12749
                                                                          12595                               12755
                                                                          12825                               13027
                                                                          12902                               13111
                                                                          13078                               13310
                                                                          13201                               13448
                                                                          13278                               13544
                                                                          13495                               13748
12/00                                                                     13685                               13969
                                                                          13877                               14187
                                                                          13960                               14268
                                                                          14043                               14351
                                                                          14038                               14371
                                                                          14103                               14466
                                                                          14127                               14497
                                                                          14375                               14754
                                                                          14482                               14885
                                                                          14668                               15108
                                                                          14861                               15316
                                                                          14758                               15175
12/01                                                                     14711                               15118
                                                                          14833                               15258
                                                                          14968                               15431
                                                                          14824                               15268
                                                                          15087                               15557
                                                                          15185                               15670
                                                                          15287                               15799
                                                                          15474                               15980
                                                                          15608                               16106
                                                                          15744                               16220
                                                                          15763                               16282
                                                                          15764                               16270
12/02                                                                     15911                               16440
                                                                          15971                               16480
                                                                          16059                               16590
                                                                          16049                               16592
                                                                          16110                               16661
                                                                          16145                               16674
                                                                          16149                               16701
                                                                          15820                               16389
                                                                          15927                               16505
                                                                          16155                               16786
                                                                          16112                               16727
                                                                          16157                               16762
12/03                                                                     16275                               16942
                                                                          16392                               17048
                                                                          16521                               17191
                                                                          16591                               17267
                                                                          16313                               16960
                                                                          16267                               16922
                                                                          16372                               17071
                                                                          16521                               17225
                                                                          16760                               17490
                                                                          16796                               17516
                                                                          16921                               17658
                                                                          16842                               17614
12/04                                                                     16945                               17738
                                                                          17038                               17832
                                                                          16951                               17749
                                                                          16917                               17716
                                                                          17106                               17912
                                                                          17224                               18054
                                                                          17287                               18119
                                                                          17206                               18028
                                                                          17355                               18189
                                                                          17259                               18092
                                                                          17163                               17966
                                                                          17214                               18024
12/05                                                                     17346                               18201

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,346 ending value                   $10,000 starting value
                                               $18,201 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                        1 YEAR  5 YEAR  10 YEAR
----------------------------------------------------
Mortgage Securities IA   2.36%   4.85%    5.66%
----------------------------------------------------
Mortgage Securities
  IB(3)                  2.11%   4.61%    5.41%
----------------------------------------------------
Lehman Mortgage Backed
  Securities Index       2.61%   5.43%    6.17%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund, Class IA returned 2.36% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index, which returned 2.61% and the Fund outperformed the Lipper U.S. Mortgage Average, which returned 2.03%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year, while long-term rates stayed relatively constant. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. However, a flat or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with longer bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. The result was that, despite concerns about record high fuel prices, rising commodity costs, and continued economic expansion, the markets remained confident in the Fed's ability to keep inflation in check. These benign long-term inflation expectations, coupled with what soon to be Federal Reserve Chairman Ben Bernanke termed the global savings glut were the impetus for long rates not rising.

The major fixed income sectors finished 2005 with positive gains. However, the returns for most of those sectors were below their long-term averages. After performing strongly in 2004, Mortgage-Backed Securities (MBS) underperformed in 2005 relative to U.S. Treasuries. Low volatility in long-term interest rates (relative to the rising short-term rates), such as we experienced in 2005, is generally a positive environment for mortgages. Unfortunately, the massive curve flattening outweighed this positive benefit. The two year Treasury rate ended the year 125 basis points higher, while the 10 year rate was only up 15 basis points. This flattening of the curve reduced the carry incentive (higher yields of longer maturities relative to shorter ones), and thus the attractiveness of MBS, to banks and other investors. Banks were the biggest purchasers of mortgages starting the year. However, their reduced purchasing, especially in the latter half of the year, coupled with higher net supply of fixed mortgages and Fannie Mae's selling of almost $200 billion mortgage securities, resulted in the under

--------------------------------------------------------------------------------

performance of the sector relative to duration matched Treasury securities.

The Fund's duration, or sensitivity to interest rate movements, may be tactically managed in a limited range around the duration of the benchmark. In general for the first 10 months of the year, the Fund was defensively positioned with a duration that was short of the Index. Towards the end of the year, the duration was then raised to be approximately in-line with the benchmark. This duration management was effective and added positively to relative performance. Similarly, the Fund's yield curve positioning contributed to excess return, since throughout the year the Fund had been proactively positioned for the flattening yield curve. Due to regulatory diversification requirements the Fund will maintain more than a 20% exposure to sectors other than Agency MBS. Moving through 2005, the out-of-index sector allocations and individual security selection had mixed results. As such, the sector and issue selection had less meaningful impact upon performance than the positive contributions from the duration and yield curve strategies.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. With a new Fed Chairman in 2006 and a likely change to Federal Open Market Committee (FOMC) policy direction, we believe that interest rate volatility and risk premiums could rise, which would adversely impact the returns of spread product relative to U.S. Treasuries. Technical factors remain negative, with little buying by banks, government sponsored entities, and foreigners. Fundamental factors are neutral on an aggregate price basis, as well as on an option-adjusted spread basis. The average mortgage in the Lehman Brothers Mortgage Index is below par. This is a positive situation because it means the securities are less refinancable. Overall, we maintain our neutral view on the MBS market, and will look to position the Fund defensively within the mortgage sector to limit exposure to a rise in both interest rate volatility and spreads.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              29.8%
-------------------------------------------------------------------
U.S. Government Agencies                                   74.6
-------------------------------------------------------------------
U.S. Government Securities                                  1.8
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        94.4%
-------------------------------------------------------------------
AA                                                          2.8
-------------------------------------------------------------------
A                                                           1.8
-------------------------------------------------------------------
BBB                                                         0.1
-------------------------------------------------------------------
NR                                                          0.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund** inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/96                                                                       10000                              10000
                                                                           10235                              10231
                                                                           10824                              10758
                                                                           10489                              10294
                                                                           10748                              10580
12/96                                                                      10715                              10786
                                                                           10746                              11056
                                                                           10551                              10388
                                                                            9995                               9655
                                                                           10088                               9543
                                                                           11180                              10978
                                                                           11837                              11350
                                                                           12344                              11931
                                                                           12618                              12290
                                                                           13849                              13270
                                                                           13000                              12473
                                                                           12776                              12176
12/97                                                                      12684                              12183
                                                                           12278                              12020
                                                                           13679                              13081
                                                                           14252                              13630
                                                                           14393                              13714
                                                                           13644                              12717
                                                                           13812                              12847
                                                                           13320                              11774
                                                                           10141                               9056
                                                                           11089                               9975
                                                                           11903                              10495
                                                                           12687                              11309
12/98                                                                      14158                              12332
                                                                           14855                              12887
                                                                           13262                              11708
                                                                           14418                              12125
                                                                           15618                              13196
                                                                           15939                              13217
                                                                           17278                              13913
                                                                           17252                              13483
                                                                           16888                              12979
                                                                           17273                              13229
                                                                           17855                              13568
                                                                           19799                              15002
12/99                                                                      23479                              17647
                                                                           22718                              17482
                                                                           26757                              21550
                                                                           26280                              19285
                                                                           23954                              17338
                                                                           21282                              15820
                                                                           24332                              17863
                                                                           22311                              16332
                                                                           24101                              18050
                                                                           23057                              17153
                                                                           21645                              15761
                                                                           18988                              12899
12/00                                                                      20398                              13689
                                                                           19545                              14797
                                                                           17404                              12768
                                                                           15919                              11608
                                                                           18101                              13029
                                                                           17880                              13330
                                                                           18168                              13694
                                                                           17203                              12526
                                                                           16487                              11743
                                                                           13882                               9849
                                                                           15019                              10796
                                                                           16466                              11697
12/01                                                                      17355                              12425
                                                                           17078                              11983
                                                                           16291                              11208
                                                                           17512                              12182
                                                                           17082                              11918
                                                                           16417                              11222
                                                                           15303                              10270
                                                                           12822                               8691
                                                                           12568                               8687
                                                                           12055                               8060
                                                                           12494                               8468
                                                                           13268                               9307
12/02                                                                      12109                               8665
                                                                           11795                               8429
                                                                           11581                               8204
                                                                           11986                               8328
                                                                           13251                               9116
                                                                           14712                              10143
                                                                           15179                              10339
                                                                           16255                              11120
                                                                           17061                              11718
                                                                           16466                              11421
                                                                           18004                              12408
                                                                           18517                              12812
12/03                                                                      18874                              12870
                                                                           19649                              13546
                                                                           19685                              13525
                                                                           20076                              13588
                                                                           19042                              12906
                                                                           19394                              13163
                                                                           19831                              13601
                                                                           18202                              12380
                                                                           17443                              12113
                                                                           18800                              12783
                                                                           19157                              13094
                                                                           20271                              14200
12/04                                                                      21173                              14711
                                                                           19991                              14048
                                                                           20687                              14241
                                                                           20419                              13707
                                                                           19524                              12834
                                                                           20874                              13739
                                                                           22057                              14184
                                                                           23401                              15175
                                                                           23490                              14961
                                                                           24145                              15080
                                                                           23548                              14522
                                                                           25001                              15345
12/05                                                                      25621                              15322

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,621 ending value                       $15,322 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Small Company IA           21.01%(4) 4.66%       10.53%
-----------------------------------------------------------------
Small Company IB(3)        20.71%(4) 4.42%       10.28%
-----------------------------------------------------------------
Russell 2000 Growth Index   4.15%   2.28%         4.64%*
-----------------------------------------------------------------

* Return is from 7/31/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 20.91% and 20.61% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

** The Fund has restrictions on the purchase of shares, a description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IA returned 21.01% for the year ended December 31, 2005. The Fund outperformed the 4.15% return of the Russell 2000 Growth Index and the 7.50% return of the Lipper Small Cap Growth VA-UF peer group average.

WHY DID THE FUND PERFORM THIS WAY?

Consensus forecasts for the demise of small cap stocks were unproven during the annual period, as the Russell 2000 Index advanced in the face of rising interest rates, a fragile housing market, and inflationary pressures. Within the small cap growth universe, the best performing sectors were Energy, Utilities and Materials, while Information Technology, Financials and Consumer Discretionary declined.

Favorable stock selection within many sectors drove the Fund's outperformance during the period, as we remained steadfast in our focus on individual stock selection as opposed to macro or sector allocation decisions. Information Technology, Financials, Consumer Discretionary and Health Care were areas of particular strength relative to the benchmark.

The leading contributors to both absolute and relative performance were Red Hat (Software & Services), Arch Coal (Energy) and ERG Spa (Energy). Red Hat, the leading provider of the Linux operating system, extended its gains after another record quarter in subscriptions and cash flow. A strong pricing environment and favorable demand for the coal industry benefited Arch Coal. Italy's largest independent oil refiner, ERG, benefited from higher margins.

Stocks that detracted from performance during the annual period included Graftech International (Capital Goods), Navigant Consulting (Commercial Services & Supplies) and DiamondCluster (Commercial Services & Supplies). Graftech International reported disappointing earnings and DiamondCluster was weighed down by pipeline management issues and soft demand for technology consulting in the US. As of the end of the annual period, the Fund did not hold Graftech, DiamondCluster or Navigant Consulting. Strong performance of a stock not held in the Fund, Intuitive Surgical, also detracted from benchmark-relative performance.

Although the Fund's sector allocations are a fallout of our bottom-up investment approach, our positioning during the period

--------------------------------------------------------------------------------

was additive to benchmark-relative returns. For example, we benefited from our underweight allocation to the Information Technology sector and our overweight allocation to the strong performing Energy sector.

WHAT IS THE OUTLOOK?

We are sanguine about the economy for next year. While growth has certainly slowed a bit from relatively strong levels, we expect most sectors of the economy will progress without hesitation. In addition, although consumer spending remains fragile in the face of a slowing housing market, we still see strength in industrial demand and general business investment. Regardless of how the economy performs in 2006, the Fund is built with quality growth companies that should shine in almost any environment. As of the end of the period, the Fund was overweight Financials, Telecommunication Services and Industrials and underweight Health Care, Consumer Staples and Information Technology.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Consumer Staples                                            0.5
-------------------------------------------------------------------
Energy                                                      4.9
-------------------------------------------------------------------
Finance                                                    18.3
-------------------------------------------------------------------
Health Care                                                13.5
-------------------------------------------------------------------
Services                                                   11.8
-------------------------------------------------------------------
Technology                                                 25.5
-------------------------------------------------------------------
Transportation                                              5.7
-------------------------------------------------------------------
Utilities                                                   2.1
-------------------------------------------------------------------
Short-Term Investments                                     14.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
12/95                                                                      10000                              10000
                                                                            9876                               9917
                                                                           10438                              10369
                                                                           10740                              10574
                                                                           11669                              11386
                                                                           12229                              11970
                                                                           11552                              11192
                                                                           10508                               9826
                                                                           11284                              10553
                                                                           12085                              11097
                                                                           11173                              10618
                                                                           11158                              10913
12/96                                                                      10764                              11126
                                                                           10645                              11404
                                                                            9442                              10715
                                                                            8704                               9959
                                                                            8451                               9844
                                                                            9879                              11324
                                                                           10170                              11708
                                                                           10728                              12308
                                                                           10477                              12677
                                                                           11173                              13688
                                                                           10686                              12866
                                                                           10663                              12560
12/97                                                                      10918                              12567
                                                                           10702                              12399
                                                                           11861                              13494
                                                                           12624                              14060
                                                                           12593                              14146
                                                                           11941                              13118
                                                                           12410                              13252
                                                                           11496                              12146
                                                                            9127                               9342
                                                                            9699                              10289
                                                                           10368                              10826
                                                                           11647                              11665
12/98                                                                      13229                              12721
                                                                           14190                              13293
                                                                           12415                              12077
                                                                           13365                              12507
                                                                           13867                              13612
                                                                           13996                              13634
                                                                           15849                              14352
                                                                           16140                              13908
                                                                           16504                              13388
                                                                           17223                              13646
                                                                           19685                              13996
                                                                           22054                              15475
12/99                                                                      27682                              18203
                                                                           28107                              18033
                                                                           38882                              22229
                                                                           35091                              19893
                                                                           29381                              17884
                                                                           25203                              16318
                                                                           31014                              18426
                                                                           28730                              16847
                                                                           34391                              18619
                                                                           32444                              17694
                                                                           29504                              16258
                                                                           21242                              13306
12/00                                                                      23508                              14120
                                                                           23877                              15263
                                                                           19570                              13171
                                                                           17603                              11973
                                                                           19315                              13439
                                                                           19314                              13750
                                                                           20053                              14125
                                                                           18613                              12920
                                                                           17408                              12114
                                                                           14204                              10159
                                                                           15643                              11136
                                                                           17401                              12066
12/01                                                                      18765                              12817
                                                                           18169                              12361
                                                                           17167                              11561
                                                                           18941                              12566
                                                                           18146                              12294
                                                                           16876                              11575
                                                                           15307                              10594
                                                                           13237                               8965
                                                                           13203                               8961
                                                                           12113                               8314
                                                                           13060                               8735
                                                                           14486                               9600
12/02                                                                      13354                               8938
                                                                           12922                               8695
                                                                           12345                               8463
                                                                           12506                               8591
                                                                           13664                               9404
                                                                           15266                              10463
                                                                           15665                              10665
                                                                           16732                              11471
                                                                           17889                              12087
                                                                           17905                              11781
                                                                           19260                              12799
                                                                           19754                              13217
12/03                                                                      20039                              13276
                                                                           21240                              13973
                                                                           21210                              13952
                                                                           21047                              14017
                                                                           20119                              13313
                                                                           20343                              13578
                                                                           21026                              14030
                                                                           19340                              12770
                                                                           19071                              12496
                                                                           20109                              13186
                                                                           20755                              13507
                                                                           22190                              14649
12/04                                                                      23131                              15175
                                                                           22112                              14491
                                                                           22736                              14690
                                                                           22461                              14139
                                                                           21449                              13239
                                                                           23029                              14173
                                                                           23713                              14631
                                                                           25337                              15654
                                                                           24903                              15433
                                                                           24885                              15556
                                                                           24056                              14981
                                                                           25502                              15829
12/05                                                                      25681                              15805

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,681 ending value                       $15,805 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
SmallCap Growth IA         11.02%(3)  1.78%   9.89%
-------------------------------------------------------
SmallCap Growth IB(2)      10.78%(3)  1.54%   9.62%
-------------------------------------------------------
Russell 2000 Growth Index   4.15%   2.28%    4.68%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

DORIS T. DWYER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 11.02% for the year ended December 31, 2005. The Fund outperformed the Russell 2000 Growth Index, which gained 4.15% and the Lipper Small-Cap Growth VP UF average, which returned 7.50%.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets posted modest gains during the period, although small cap growth stocks slightly trailed the broad market when measured using the Russell 2000 Growth and S&P 500 indexes, which returned 4.15% and 4.91%, respectively.

Superior stock selection drove the Fund's outperformance relative to the benchmark. Health Care, Information Technology and Industrials were the areas of greatest strength relative to the benchmark. United Defense Industries (Capital Goods), Frontier Oil Corp (Energy) and Abgenix (Pharma & Biotech) were top contributors to both relative and absolute returns. United Defense Industries benefited from a $75 per share buyout offer by BAE Systems, the largest UK defense company. The buyout (all cash offer) was at more than a 40% premium to the prior night's close. We sold United Defense during the annual period. Frontier Oil benefited from higher oil prices, while Abgenix shares were up on news that it would be acquired by biotechnology giant Amgen, in a $2.2 billion deal.

Stock selection within Telecommunication Services and Consumer Staples detracted from overall performance relative to the benchmark. In terms of individual names, R&G Financials (Banks) and NPS Pharmaceuticals (Pharmaceuticals & Biotechnology) were the largest detractors from relative and absolute performance. R&G Financial (Banks) declined as a result of earnings restatements and an SEC investigation. We no longer held the stock as of the end of the period. NPS Pharmaceuticals (Pharmaceuticals & Biotechnology) was negatively impacted by concerns over its osteoporosis drug, Preoss. The Fund did not own strong performer Intuitive Surgical (Health Care Equipment) which was a main detractor from relative performance.

WHAT IS THE OUTLOOK?

We believe that continued, albeit decelerating, earnings growth will support stocks in the near term. However, aggressive pro-growth policies are being offset by structural imbalances and slower consumption growth as the housing boom deflates and oil prices remain high. While the Federal Reserve Board increased rates as expected, the minutes reveal some support for a move toward a more dovish stance in 2006.

As a result of the Fund's investment approach, sector positioning at the end of the period was in-line with the Russell 2000 Growth Index, resulting in the greatest exposure to Information Technology, Health Care and Consumer Discretionary sectors.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               4.1
-------------------------------------------------------------------
Consumer Cyclical                                          10.7
-------------------------------------------------------------------
Energy                                                      5.9
-------------------------------------------------------------------
Finance                                                    10.5
-------------------------------------------------------------------
Health Care                                                20.9
-------------------------------------------------------------------
Services                                                   13.0
-------------------------------------------------------------------
Technology                                                 23.3
-------------------------------------------------------------------
Transportation                                              4.8
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     28.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (27.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                      10000                              10000
                                                                           10303                              10340
                                                                           10474                              10436
                                                                           10606                              10537
                                                                           10781                              10692
                                                                           11098                              10967
                                                                           11183                              11009
                                                                           10803                              10523
                                                                           10960                              10745
                                                                           11570                              11349
                                                                           11817                              11662
                                                                           12733                              12543
12/96                                                                      12437                              12295
                                                                           13219                              13062
                                                                           13285                              13165
                                                                           12830                              12625
                                                                           13574                              13378
                                                                           14389                              14192
                                                                           15180                              14827
                                                                           16282                              16006
                                                                           15248                              15110
                                                                           16053                              15937
                                                                           15529                              15406
                                                                           16203                              16118
12/97                                                                      16339                              16395
                                                                           16543                              16576
                                                                           17798                              17771
                                                                           18794                              18680
                                                                           19212                              18868
                                                                           18883                              18544
                                                                           19829                              19297
                                                                           20017                              19092
                                                                           17086                              16331
                                                                           17850                              17378
                                                                           19460                              18790
                                                                           20659                              19929
12/98                                                                      21808                              21077
                                                                           22477                              21958
                                                                           21973                              21275
                                                                           22967                              22126
                                                                           23921                              22983
                                                                           23176                              22441
                                                                           24656                              23687
                                                                           23952                              22947
                                                                           23661                              22833
                                                                           23064                              22207
                                                                           24321                              23612
                                                                           24671                              24092
12/99                                                                      26122                              25511
                                                                           24707                              24229
                                                                           24314                              23771
                                                                           26826                              26095
                                                                           26031                              25310
                                                                           25563                              24790
                                                                           25870                              25402
                                                                           25365                              25005
                                                                           26618                              26557
                                                                           25426                              25155
                                                                           25572                              25049
                                                                           24026                              23075
12/00                                                                      24282                              23189
                                                                           24931                              24011
                                                                           23185                              21823
                                                                           21598                              20441
                                                                           23188                              22027
                                                                           23381                              22175
                                                                           22378                              21636
                                                                           22122                              21423
                                                                           20592                              20083
                                                                           19158                              18462
                                                                           19624                              18815
                                                                           21156                              20258
12/01                                                                      21312                              20436
                                                                           20788                              20138
                                                                           20491                              19750
                                                                           21237                              20492
                                                                           19410                              19251
                                                                           19134                              19109
                                                                           17783                              17749
                                                                           16681                              16366
                                                                           16543                              16472
                                                                           14707                              14684
                                                                           16041                              15974
                                                                           17252                              16913
12/02                                                                      16145                              15921
                                                                           15723                              15505
                                                                           15413                              15273
                                                                           15477                              15421
                                                                           16663                              16690
                                                                           17481                              17568
                                                                           17742                              17793
                                                                           18189                              18107
                                                                           18429                              18459
                                                                           18133                              18264
                                                                           19094                              19296
                                                                           19272                              19466
12/03                                                                      20419                              20486
                                                                           20526                              20862
                                                                           20681                              21151
                                                                           20324                              20832
                                                                           20056                              20506
                                                                           20322                              20787
                                                                           20769                              21191
                                                                           20027                              20489
                                                                           20043                              20572
                                                                           19978                              20794
                                                                           19951                              21112
                                                                           20589                              21966
12/04                                                                      21270                              22713
                                                                           20896                              22160
                                                                           21338                              22626
                                                                           20730                              22226
                                                                           20540                              21804
                                                                           21246                              22497
                                                                           21205                              22530
                                                                           22164                              23367
                                                                           22227                              23154
                                                                           22471                              23341
                                                                           22197                              22952
                                                                           23116                              23819
12/05                                                                      23316                              23828

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $23,316 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IA        9.62%  -0.81%    8.83%
-------------------------------------------
Stock IB(3)     9.35%  -1.04%    8.59%
-------------------------------------------
S&P 500 Index   4.91%   0.55%    9.07%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 9.62% for the year ended December 31, 2005, outperforming the average return of 5.77% by its Lipper Large Cap Core peer group, and the 4.91% return of its benchmark, the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Markets were subject to significant volatility during this period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp rise in November. Overall, the large cap indices outperformed small caps for the year, though both significantly lagged mid caps.

The Fund outperformed during the quarter due to strong stock selection in eight of ten economic sectors, most notably in Financials, Health Care, and Technology. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

The Fund had broad outperformance during the year, but among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Apple (Technology). Fannie Mae declined due to regulatory scrutiny of their accounting practices. Apple was a detractor on a relative basis as the Fund did not hold this strong performing stock.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of The Hartford Stock HLS Fund when Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with The Hartford funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for

--------------------------------------------------------------------------------

The Hartford Capital Appreciation Fund. On November 1, 2005, Peter I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team.

The team will continue to manage the fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. Their bottom-up investment approach resulted in the Fund being overweight Consumer Discretionary and Information Technology, and Telecommunications and underweight Consumer Staples and Energy at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.5
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                13.0
-------------------------------------------------------------------
Services                                                    5.7
-------------------------------------------------------------------
Technology                                                 26.3
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.3
-------------------------------------------------------------------
Short-Term Investments                                      5.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(formerly Hartford Bond HLS Fund)
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
12/95                                                                    10000                                10000
                                                                         10051                                10066
                                                                          9852                                 9891
                                                                          9786                                 9822
                                                                          9702                                 9767
                                                                          9699                                 9747
                                                                          9819                                 9878
                                                                          9840                                 9904
                                                                          9823                                 9888
                                                                          9995                                10060
                                                                         10217                                10283
                                                                         10433                                10459
12/96                                                                    10352                                10361
                                                                         10396                                10394
                                                                         10442                                10420
                                                                         10333                                10304
                                                                         10468                                10458
                                                                         10584                                10558
                                                                         10737                                10683
                                                                         11100                                10972
                                                                         10984                                10879
                                                                         11158                                11040
                                                                         11300                                11200
                                                                         11372                                11251
12/97                                                                    11527                                11365
                                                                         11686                                11510
                                                                         11676                                11501
                                                                         11732                                11540
                                                                         11783                                11600
                                                                         11908                                11710
                                                                         12021                                11810
                                                                         12017                                11835
                                                                         12123                                12028
                                                                         12444                                12309
                                                                         12311                                12244
                                                                         12436                                12314
12/98                                                                    12467                                12351
                                                                         12565                                12438
                                                                         12245                                12221
                                                                         12319                                12288
                                                                         12383                                12327
                                                                         12219                                12219
                                                                         12147                                12180
                                                                         12120                                12128
                                                                         12098                                12122
                                                                         12216                                12263
                                                                         12263                                12308
                                                                         12271                                12307
12/99                                                                    12215                                12248
                                                                         12192                                12208
                                                                         12340                                12355
                                                                         12530                                12518
                                                                         12509                                12482
                                                                         12517                                12476
                                                                         12804                                12735
                                                                         12884                                12851
                                                                         13047                                13038
                                                                         13129                                13120
                                                                         13164                                13206
                                                                         13362                                13423
12/00                                                                    13680                                13673
                                                                         13997                                13896
                                                                         14075                                14016
                                                                         14112                                14086
                                                                         14086                                14027
                                                                         14169                                14111
                                                                         14152                                14165
                                                                         14488                                14482
                                                                         14670                                14649
                                                                         14707                                14819
                                                                         14971                                15129
                                                                         14914                                14920
12/01                                                                    14867                                14824
                                                                         14923                                14944
                                                                         14986                                15089
                                                                         14776                                14839
                                                                         15083                                15127
                                                                         15244                                15255
                                                                         15241                                15386
                                                                         15274                                15573
                                                                         15568                                15836
                                                                         15704                                16092
                                                                         15781                                16018
                                                                         15958                                16013
12/02                                                                    16366                                16345
                                                                         16504                                16360
                                                                         16765                                16585
                                                                         16787                                16573
                                                                         17004                                16709
                                                                         17395                                17021
                                                                         17386                                16987
                                                                         16870                                16416
                                                                         17003                                16525
                                                                         17454                                16962
                                                                         17341                                16804
                                                                         17421                                16845
12/03                                                                    17650                                17016
                                                                         17806                                17153
                                                                         17951                                17339
                                                                         18057                                17469
                                                                         17631                                17014
                                                                         17569                                16946
                                                                         17655                                17042
                                                                         17807                                17211
                                                                         18116                                17539
                                                                         18194                                17586
                                                                         18374                                17734
                                                                         18305                                17592
12/04                                                                    18466                                17754
                                                                         18560                                17866
                                                                         18503                                17760
                                                                         18395                                17669
                                                                         18637                                17908
                                                                         18792                                18102
                                                                         18929                                18201
                                                                         18812                                18035
                                                                         19025                                18266
                                                                         18840                                18078
                                                                         18684                                17935
                                                                         18756                                18014
12/05                                                                    18918                                18186

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,918 ending value                  $18,186 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IA             2.45%   6.70%    6.58%
------------------------------------------------------------
Total Return Bond IB(3)          2.19%   6.45%    6.35%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                     2.43%   5.87%    6.16%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Total Return Bond HLS Fund, Class IA returned 2.45% for the year ended December 31, 2005. The Fund outperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 2.43% and the Lipper Intermediate Investment Grade Average, which returned 1.99%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005 was an interesting one for the bond market because short-term interest rates rose throughout the year. In contrast, for much of the year, long-term rates declined due to strong demand from overseas. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. However, a flat or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with long bonds. The flat or inverted yield curve generally signals that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. Therefore, despite concerns that record high fuel prices, rising commodity costs and continued economic expansion could lead to higher inflation, the Fed's "hawkish" stance against inflation helped to give the markets confidence that the Federal Reserve would continue to keep inflation in check. Although low long-term inflation expectations contributed to lower yields at the "long-end" of the yield curve, strong foreign demand for long-term bonds may have been the most significant source of downward pressure on long-term bonds.

Through the volatile year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages. Inflation, interest rates and credit risks are among the most important factors in determining the price of bonds. As such, rising short- and intermediate-term interest rates adversely impacted fixed income securities with those maturities. However, due to the flattening yield curve, many long-term bonds outperformed their intermediate-term counterparts, even though long-term bonds are typically more sensitive to changes in interest rates. Early in the year, concerns about inflation, rising commodity costs and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow.

--------------------------------------------------------------------------------

Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. treasuries in the first quarter. Among the major events, the downgrading of Ford Motor Corp. and General Motors Corp to below investment grade agitated the credit markets. By midyear, the credit markets rebounded substantially, only to be shaken again by the devastating hurricanes that pummeled New Orleans and the Gulf Coast in the third quarter. While the corporate bond sector struggled in the third quarter and recovered only partially in the fourth, the below investment-grade high yield sector performed solidly as investors accepted higher levels of risk in exchange for higher yields. Due to the challenge of finding suitable yield in 2005, several other fixed income sectors outperformed the overall investment-grade U.S. bond market, as measured by the Lehman Aggregate Bond Index. The Mortgage-Backed Securities, U.S. Inflation-Protected Treasuries, Non-Dollar Bonds and Emerging Markets Debt were each sectors that outperformed. For the fiscal year 2005, the Fund outperformed its benchmark, returning 2.96% before expenses versus 2.43% for the Lehman Brothers U.S. Aggregate Bond Index.

Although the Fund's benchmark is the investment grade Lehman Brothers U.S. Aggregate Bond Index, as part of its investment strategy, the Total Return Bond Fund typically makes allocations to out-of-index sectors, including sectors that are considered below investment grade quality During the overall period, emerging market bonds were the strongest sector and high yield securities slightly outperformed investment grade corporate bonds. Accordingly, the Fund's exposure to emerging markets contributed to performance relative to the benchmark. Although the out-of-index high yield sector outperformed the Fund's benchmark, the Fund's allocation to high yield detracted slightly from relative performance due to challenged issue selection. The Fund also had exposure to Non-Dollar Government Bonds, and at various times throughout the year, exposure to foreign currency. As U.S. rates rose more than European rates, the Non-Dollar Government Bonds outperformed comparable duration U.S. Treasury bonds. However, the exposure to foreign currency had detracted slightly (18-19 basis points) to the return of the Fund. It should be noted that the Fund does not use derivatives, such as options, future and forward agreements, for speculative purposes. In order to make allocations to out-of-benchmark sectors, other sectors must be underweighted. This year U.S. Treasuries and Agencies were underweighted, resulting in a negative contribution to relative performance. During the year, the small allocation to Treasury Inflation Protection Securities (which were removed from the portfolio in the fourth quarter) also detracted from return. This year, the security selection within the Investment Grade Corporate sector was strong, resulting in substantial contributions to the Fund's excess return. Regarding the Fund's interest rate sensitivity, throughout most of the year, the portfolio was positioned for rising rates and a flatter yield curve. This defensive positioning was the largest contributor to performance relative to the benchmark, and the combination of these decisions led to the Fund's outperformance of the Index on a gross return basis.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. Given our outlook, we have begun to collapse the barbell maturity distribution in the portfolios in favor of a bulleted maturity strategy. With a new Fed Chairman in 2006 and a likely change to FOMC policy direction, we also expect volatility in the market to increase.

We have become more defensive in the mortgage backed pass-through portion of the portfolio by swapping out of 30-year mortgages into 15-year mortgages. These shorter dated mortgages typically outperform their 30-year counterparts when the curve steepens and volatility increases. While we believe the housing market will begin to moderate and not be the catalyst for consumer spending as it has been over the last few years, we are not predicting a sharp decline in real estate values or a severe decline in economic growth. Although corporate cash flows are healthy, event risk and shareholder friendly activity has caused us to further diversify our credit holdings, and to underweight those companies and industries that may increase leverage in order to improve equity returns. With respect to the below investment-grade component of the portfolio, we have added to the higher quality issuers in the high yield market as they typically benefit from event risk.

Inflation appears to be well contained, and we therefore currently do not own Treasury Inflation Protected Securities (TIPS) in the portfolios. The energy spike post hurricanes did not last, and the first quarter typically is a weak seasonal period for TIPS returns. However, if oil and gas prices begin to climb, we will reassess our exposure to this out-of-index sector. The Federal Reserve has indicated that after 13 rate increases their future policy actions will be very data dependent, and the direction of rates and spreads will be dependent upon emerging trends of weakness and strength in the economy. As such, we are close to neutral duration and more neutral to sector risks for the first time in this market cycle.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.4%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           1.4
-------------------------------------------------------------------
Consumer Staples                                            0.4
-------------------------------------------------------------------
Energy                                                      2.3
-------------------------------------------------------------------
Foreign Governments                                         9.2
-------------------------------------------------------------------
Finance                                                    18.7
-------------------------------------------------------------------
General Obligations                                         0.6
-------------------------------------------------------------------
Health Care                                                 1.0
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                  4.6
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                   36.7
-------------------------------------------------------------------
U.S. Government Securities                                 10.7
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                     32.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (28.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        64.9%
-------------------------------------------------------------------
AA                                                          4.0
-------------------------------------------------------------------
A                                                          11.5
-------------------------------------------------------------------
BBB                                                        13.3
-------------------------------------------------------------------
BB                                                          4.1
-------------------------------------------------------------------
B                                                           2.1
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
12/95                                                                      10000                              10000
                                                                           10054                              10084
                                                                            9802                               9977
                                                                            9729                               9931
                                                                            9656                               9902
                                                                            9642                               9897
                                                                            9775                               9998
                                                                            9797                              10029
                                                                            9763                              10040
                                                                            9938                              10170
                                                                           10145                              10337
                                                                           10323                              10462
12/96                                                                      10221                              10405
                                                                           10255                              10445
                                                                           10273                              10462
                                                                           10154                              10402
                                                                           10311                              10519
                                                                           10397                              10602
                                                                           10518                              10693
                                                                           10784                              10889
                                                                           10695                              10848
                                                                           10855                              10966
                                                                           10997                              11095
                                                                           11029                              11119
12/97                                                                      11149                              11209
                                                                           11305                              11355
                                                                           11284                              11342
                                                                           11325                              11378
                                                                           11370                              11432
                                                                           11488                              11511
                                                                           11598                              11588
                                                                           11609                              11632
                                                                           11855                              11852
                                                                           12131                              12128
                                                                           12067                              12149
                                                                           12111                              12111
12/98                                                                      12138                              12158
                                                                           12190                              12213
                                                                           11945                              12046
                                                                           12009                              12125
                                                                           12048                              12158
                                                                           11924                              12084
                                                                           11877                              12102
                                                                           11835                              12103
                                                                           11822                              12120
                                                                           11967                              12224
                                                                           11983                              12249
                                                                           11971                              12257
12/99                                                                      11903                              12219
                                                                           11852                              12178
                                                                           11976                              12279
                                                                           12123                              12419
                                                                           12101                              12414
                                                                           12106                              12447
                                                                           12331                              12645
                                                                           12428                              12729
                                                                           12616                              12871
                                                                           12723                              12983
                                                                           12818                              13073
                                                                           13048                              13265
12/00                                                                      13309                              13499
                                                                           13464                              13678
                                                                           13599                              13804
                                                                           13662                              13903
                                                                           13587                              13859
                                                                           13638                              13916
                                                                           13664                              13960
                                                                           13949                              14221
                                                                           14094                              14348
                                                                           14353                              14655
                                                                           14589                              14883
                                                                           14383                              14706
12/01                                                                      14308                              14636
                                                                           14403                              14699
                                                                           14565                              14821
                                                                           14380                              14597
                                                                           14652                              14870
                                                                           14777                              14974
                                                                           14908                              15161
                                                                           15192                              15446
                                                                           15409                              15622
                                                                           15688                              15891
                                                                           15649                              15880
                                                                           15550                              15754
12/02                                                                      15843                              16046
                                                                           15856                              16011
                                                                           16054                              16191
                                                                           16040                              16195
                                                                           16114                              16240
                                                                           16346                              16495
                                                                           16326                              16468
                                                                           15783                              16068
                                                                           15846                              16097
                                                                           16144                              16446
                                                                           16038                              16285
                                                                           16060                              16286
12/03                                                                      16183                              16413
                                                                           16270                              16502
                                                                           16412                              16660
                                                                           16503                              16776
                                                                           16138                              16401
                                                                           16081                              16348
                                                                           16141                              16390
                                                                           16249                              16508
                                                                           16466                              16753
                                                                           16470                              16760
                                                                           16566                              16862
                                                                           16428                              16706
12/04                                                                      16518                              16796
                                                                           16557                              16818
                                                                           16475                              16724
                                                                           16441                              16683
                                                                           16605                              16878
                                                                           16711                              17012
                                                                           16759                              17068
                                                                           16640                              16922
                                                                           16821                              17110
                                                                           16701                              16979
                                                                           16615                              16907
                                                                           16675                              16976
12/05                                                                      16774                              17079

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $16,774 ending value                       $10,000 starting value
                                                   $17,079 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                                      1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------------
U.S. Government Securities IA          1.55%   4.74%    5.31%
------------------------------------------------------------------
U.S. Government Securities IB(2)       1.30%   4.48%    5.05%
------------------------------------------------------------------
Lehman Intermediate Gov't Bond Index   1.68%   4.82%    5.50%
------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund, Class IA returned 1.55% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers Intermediate Government Bond Index, which returned 1.68% and the Lipper General U.S. Government Average which returned 2.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year, while long-term rates stayed relatively constant. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. A flat, or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with longer bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. The result was that, despite concerns about record high fuel prices, rising commodity costs, and continued economic expansion, the markets remained confident in the Fed's ability to keep inflation in check. These benign long-term inflation expectations, coupled with what soon to be Federal Reserve Chairman Ben Bernanke termed the global savings glut were the impetus for long rates not rising.

Through the year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages. Inflation, interest rates, and credit risks are among the most important factors in determining the price of bonds. As such, rising short- and intermediate-term interest rates adversely impacted fixed income securities with shorter maturities. Even though they are more sensitive to changes in interest rates, many long-term bonds outperformed their intermediate-term counterparts due to the flattening of the yield curve. Early in the year, concerns about inflation, rising commodity costs, and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow. Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. Treasuries in the first quarter. In the second quarter Treasuries outperformed corporate bonds again as Ford and GM's credit problems took center stage. As interest rates rallied in the second quarter, one of the weaker sectors of that quarter was Mortgage-Backed Securities (MBS). Later in the third quarter, New Orleans and the Gulf Coast were devastated by a pair of hurricanes. Due to the uncertainties about the storms' impact upon the economy, most domestic bond sectors declined.

--------------------------------------------------------------------------------

While bonds generally demonstrated positive performance for the fourth quarter, most sectors did not perform strongly enough to offset their third quarter declines. Overall for the year, U.S. Treasuries outperformed corporate bonds. TIPS performed slightly better than nominal Treasuries, primarily due to their strong performance in the first half of 2005 when investors had greater concerns about inflation. The Mortgage-Backed Securities sector slightly trailed U.S. Treasuries, with their weakest relative performance coming in the second quarter.

The Fund's duration, or sensitivity to interest rate movements, may be tactically managed in a limited range around the duration of the benchmark. In general, though, for most of the year ended December 31, 2005, the Fund was defensively positioned with a duration that was short of the Index. This positioning had minimal impact upon the portfolio, detracting nominally from excess return. The Fund was also, however, positioned for a flattening yield curve. This yield curve positioning was timely and the greatest overall contributor to the Fund's relative outperformance. To help increase the yield of the Fund relative to Treasuries and meet diversification requirements, a large allocation to MBS was maintained. This strategy had little overall impact upon relative performance as the MBS sector outperformed the Lehman Intermediate Government Index, but trailed the Lehman U.S. Treasuries Index for the year. Similarly, the allocation to Commercial Mortgage-Back Securities detracted from performance. During the year, the Fund was underweight to the Agency sector, in part due to the disclosure of improper accounting practices at FNMA. This underweight contributed positively to relative performance. Small allocations to Treasury Inflation-Protected Securities (TIPS) were made to the portfolio during the year. These allocations detracted modestly as investor concerns about inflation eased later in the year.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. With a new Fed Chairman in 2006 and a likely end to the Fed's tightening cycle in sight, we believe that interest rate volatility and risk premiums could rise. This is because the Federal Reserve, like the markets, will become more reactionary in its response to economic data. This should adversely impact the returns of spread product relative to U.S. Treasuries as less certainty over the direction of interest rates translates into higher volatility and higher overall risk premiums. As such, we have reduced holdings in the Mortgage and Agency sectors in favor of safer Treasury securities. We will continue to actively trade these sectors. In order to further augment the yield of the Fund, Asset-Backed Securities have been purchased. Since inflation appears to be well contained, we reduced our exposure to TIPS as the positive inflation accrual reversed, and performance was expected to decline ahead of the new issuance (greater supply) coming in January. As such, we will be diligent in monitoring interest rates and inflation.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Finance                                                     9.7%
-------------------------------------------------------------------
U.S. Government Agencies                                   40.5
-------------------------------------------------------------------
U.S. Government Securities                                 46.9
-------------------------------------------------------------------
Short-Term Investments                                     27.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                       100.0%
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
                                                                           10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
12/01                                                                      10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
                                                                            9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
12/02                                                                       7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
                                                                            8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
12/03                                                                       9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
                                                                           10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
12/04                                                                      11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
                                                                           11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
12/05                                                                      11917                              13096

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $11,917 ending value                       $13,096 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
Value IA                  8.13%         3.82%
-------------------------------------------------------
Value IB                  7.86%         3.58%
-------------------------------------------------------
Russell 1000 Value Index  7.05%         5.94%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Value HLS Fund, Class IA returned 8.13%, outperforming both the Russell 1000 Value Index return of 7.05% and the Lipper Large Cap Value VA-UF peer group average return of 4.82%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted positive returns supporting the Fund's positive absolute return for the period. Value stocks continued to outperform growth stocks during the period, driven by the relative strength in the more defensive sectors like Energy and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after five years of underperformance, with the S&P 500 posting a 4.9% annual return to outperform the 4.6% return of the small cap Russell 2000 Index.

While the Fund's investment strategy is based on bottom-up fundamental research, the major driver of the Fund's benchmark relative out-performance was the combination of strong stock selection and sector allocation within Industrials, Health Care, Telecommunication Services, and Utilities. The top three contributors on a relative basis were Global Santa Fe (Energy), Wellpoint Health (Health Care) and Cameco (Energy). Global Santa Fe and Cameco continued to benefit from rising energy prices due to a strong supply/demand imbalance. Wellpoint Health shares rose as a result of better-than-expected enrollment and declining costs. All three stocks were held in the Fund at the end of the period.

The top three detractors on a relative basis were Teradyne (Information Technology), Comcast (Consumer Discretionary) and our not owning Altria (Consumer Staples), which was a strong performer. As of the end of the period, we held Comcast in the Fund.

WHAT IS THE OUTLOOK?

Global economic growth should continue to exceed 3% in 2006, while the US appears poised to lag somewhat with growth in the 3% or less range. Core inflation should remain low, driven by the continued shift of manufacturing to low cost countries. We remain concerned about global trade imbalances, which worsened during 2005. The day of reckoning likely will be put off for at least another year, however, as exporting nations remain content to finance our trade deficit and accept more and more dollars into their portfolios. In 2006, we expect US corporate profits to grow by mid-single digits, and PE multiples to contract slightly. We maintain our expectation for the yield curve to rise slightly but remain flattish as short and long rates move in tandem. Also in the US, consumer indebtedness is offset by record high asset levels, with household net worth reaching new heights.

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net

--------------------------------------------------------------------------------

outflow of foreign investment in US equities, the largest most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Health Care, Utilities, Energy, and Consumer Staples.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.4%
-------------------------------------------------------------------
Capital Goods                                               7.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.3
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                     13.1
-------------------------------------------------------------------
Finance                                                    30.1
-------------------------------------------------------------------
Health Care                                                 7.7
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                  8.7
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   8.6
-------------------------------------------------------------------
Short-Term Investments                                      2.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (2.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
5/96                                                                       10000                              10000
                                                                           10129                              10137
                                                                           10153                              10133
                                                                            9670                               9734
                                                                           10014                              10027
                                                                           10479                              10412
                                                                           10544                              10785
                                                                           11114                              11547
12/96                                                                      11149                              11452
                                                                           11532                              11968
                                                                           11682                              12137
                                                                           11265                              11712
                                                                           11663                              12172
                                                                           12334                              12880
                                                                           12654                              13443
                                                                           13334                              14410
                                                                           12878                              13968
                                                                           13492                              14820
                                                                           13122                              14407
                                                                           13693                              14996
12/97                                                                      13962                              15441
                                                                           14062                              15217
                                                                           14889                              16231
                                                                           15484                              17191
                                                                           15544                              17303
                                                                           15213                              17013
                                                                           15407                              17201
                                                                           14860                              16804
                                                                           12673                              14292
                                                                           13196                              15112
                                                                           14025                              16222
                                                                           14832                              16952
12/98                                                                      15309                              17526
                                                                           15533                              17623
                                                                           15131                              17302
                                                                           15553                              17623
                                                                           16660                              19267
                                                                           16265                              19111
                                                                           16918                              19676
                                                                           16403                              19107
                                                                           15898                              18400
                                                                           15219                              17777
                                                                           15850                              18700
                                                                           15904                              18570
12/99                                                                      16680                              18691
                                                                           16009                              18090
                                                                           15064                              16911
                                                                           17405                              18824
                                                                           17527                              18627
                                                                           17776                              18790
                                                                           16677                              18026
                                                                           17072                              18277
                                                                           18357                              19281
                                                                           17909                              19438
                                                                           19251                              19881
                                                                           18618                              19164
12/00                                                                      19764                              20194
                                                                           20669                              20303
                                                                           20122                              19775
                                                                           19137                              19102
                                                                           20568                              20035
                                                                           20579                              20490
                                                                           20432                              20125
                                                                           19883                              20053
                                                                           18839                              19300
                                                                           16742                              17887
                                                                           16981                              17775
                                                                           18264                              18825
12/01                                                                      19261                              19319
                                                                           18754                              19199
                                                                           18588                              19237
                                                                           19212                              20186
                                                                           17980                              19601
                                                                           17556                              19638
                                                                           15963                              18566
                                                                           14586                              16763
                                                                           14820                              16875
                                                                           13039                              15046
                                                                           14207                              16096
                                                                           15360                              17128
12/02                                                                      14455                              16385
                                                                           14126                              15983
                                                                           13680                              15550
                                                                           13697                              15585
                                                                           15291                              16965
                                                                           16498                              18104
                                                                           16717                              18337
                                                                           16939                              18656
                                                                           17669                              18977
                                                                           17651                              18790
                                                                           18776                              19968
                                                                           19401                              20277
12/03                                                                      20508                              21486
                                                                           21172                              21892
                                                                           21509                              22358
                                                                           21273                              22201
                                                                           20749                              21611
                                                                           20954                              21834
                                                                           21568                              22396
                                                                           20807                              22020
                                                                           20896                              22325
                                                                           21301                              22715
                                                                           21912                              23091
                                                                           23150                              24332
12/04                                                                      24379                              25127
                                                                           23657                              24635
                                                                           24487                              25424
                                                                           24114                              25060
                                                                           23260                              24540
                                                                           24272                              25205
                                                                           24777                              25552
                                                                           25524                              26354
                                                                           25478                              26195
                                                                           25203                              26526
                                                                           24449                              25853
                                                                           25848                              26721
12/05                                                                      26408                              26848

    --- VALUE OPPORTUNITIES IA                 -- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $26,408 ending value                       $26,848 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                          1 YEAR   5 YEAR   SINCE INCEPTION
----------------------------------------------------------------
Value Opportunities IA    8.32%    5.97%        10.56%
----------------------------------------------------------------
Value Opportunities
  IB(2)                   8.05%    5.70%        10.28%
----------------------------------------------------------------
Russell 3000 Value Index  6.85%    5.86%       10.75%*
----------------------------------------------------------------

* Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Value Opportunities HLS Fund, Class IA returned 8.32%, outperforming both the Russell 3000 Value Index return of 6.85% and the Lipper Multi Cap Value VA-UF average return of 6.30%.

WHY DID THE FUND PERFORM THIS WAY?

Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, the equity markets posted higher returns during the period. Value-oriented stocks outperformed growth-oriented stocks by 1.79%, measured by the Russell 1000 Value index 7.05% versus the Russell 1000 Growth index 5.26%. Eight of the ten broad sectors of the benchmark posted positive returns, with Energy and Utilities leading the way. After seven years of small cap dominance, 2005 marked a shift, with mid and large cap stocks outperforming small cap stocks. The S&P 400 MidCap benchmark returned 12.55%, compared to the S&P 500 benchmark's return of 4.91% and the Russell 2000 small cap index return of 4.55%. The Fund's continued bias toward large and mid caps relative to small caps, versus the benchmark, served us well during the period.

The Fund's out performance relative to the benchmark was due to strong stock selection within six of the ten broad sectors of the market. The Fund's holdings within Health Care, Energy, Industrials, Utilities and Consumer Discretionary were the strongest contributors. Within Health Care, Coventry Healthcare and Pfizer were among the top three contributors on a relative basis. Coventry Healthcare (Health Care) continued its strong performance as a member of the exuberant HMO group. Pfizer's stock price rallied on news that the patent on their cholesterol-lowering drug Lipitor was upheld. Both stocks were sold on strength during the period. Within Industrials, US Airways was also a top contributor on a relative basis. US Airways stock benefited from the merger with America West, which will create synergies and benefit from cost cutting. We held the stock at the end of the period. While the Fund's underweight position in Energy detracted, fortunately the performance of the energy stocks we did own, most notably Marathon Oil and Talisman Energy, compensated for the underweight.

The three biggest detractors from performance, on a relative basis, were Fannie Mae (Financials), YRC Worldwide (Industrials) and American Axle (Consumer Discretionary). We eliminated Fannie Mae given that the management and accounting are in disarray and it is unclear what the business will look like going forward. YRC Worldwide declined on concerns over the risks associated with The Roadway and US Freightway mergers. American Axle, a large supplier of parts to General Motors, declined on weakness in auto sales. Both stocks were held in the portfolio at the end of the period.

WHAT IS THE OUTLOOK?

The housing slowdown in the US has begun. This is not a one or two quarter phenomenon, but a multi-year process. As housing begins to unwind, consumption will be adversely affected as well.

--------------------------------------------------------------------------------

In recent years, home equity extraction has been an important factor stimulating consumption, most importantly in home improvement categories, furniture sales and other areas of retail spending. In 2004, home equity extraction amounted to close to 7% of disposable income. Higher short term rates and tougher lending guidelines have brought an end to the home equity boom, clouding the consumption outlook with it. Alan Greenspan, chairman of Board of Governors of the Federal Reserve Bank, will retire on January 31, 2006, after serving for over 18 years. His successor, Ben Bernanke, is a leading expert on monetary policy. Professor Bernanke is likely to be more theoretical and model-reliant in his approach than Alan Greenspan has been. We think he will also be more of a consensus builder at the Federal Reserve, and expect him to propose inflation targeting as a new policy guiding principle. Consequently, faced with a slowing US economy and core inflation well under control, he is likely to advocate leaving policy rates on hold when he takes over.
With traditional value stocks seemingly overvalued, we have been moving into "growthier" areas, most notably pharmaceuticals and selected technology names. As of the end of the period, the Fund was overweight Consumer Discretionary, Health Care, Industrials, Information Technology, and Materials. Underweights were in Telecommunication Services, Energy, Utilities, Financials, and Consumer Staples, groups which we see as expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.9%
-------------------------------------------------------------------
Capital Goods                                               5.2
-------------------------------------------------------------------
Consumer Cyclical                                          10.3
-------------------------------------------------------------------
Energy                                                     10.0
-------------------------------------------------------------------
Finance                                                    27.8
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 16.4
-------------------------------------------------------------------
Transportation                                              5.5
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- 64.9%
            BASIC MATERIALS -- 2.1%
    1,254   Alcoa, Inc. ......................................  $    37,072
    1,604   Dow Chemical Co. .................................       70,270
      999   DuPont (E.I.) de Nemours & Co. H..................       42,466
    1,066   Rio Tinto plc I...................................       48,716
                                                                -----------
                                                                    198,524
                                                                -----------
            CAPITAL GOODS -- 3.2%
      505   3M Co. ...........................................       39,130
      591   Boeing Co. .......................................       41,540
    1,588   Caterpillar, Inc. H...............................       91,750
      839   Goodrich Corp. ...................................       34,475
      471   Illinois Tool Works, Inc. H.......................       41,470
      720   Ingersoll-Rand Co. Class A........................       29,058
    1,101   Tyco International Ltd. H.........................       31,786
                                                                -----------
                                                                    309,209
                                                                -----------
            CONSUMER CYCLICAL -- 4.8%
    1,642   Best Buy Co., Inc. H..............................       71,412
    3,155   Dollar General Corp. H............................       60,166
    1,547   Federated Department Stores, Inc. ................      102,606
    5,366   Gap, Inc. H.......................................       94,649
    1,673   Pulte Homes, Inc. ................................       65,834
    1,248   Toyota Motor Corp. I..............................       65,190
                                                                -----------
                                                                    459,857
                                                                -----------
            CONSUMER STAPLES -- 3.2%
      447   Altria Group, Inc. H..............................       33,370
    1,833   Archer Daniels Midland Co. H......................       45,204
    1,735   PepsiCo, Inc. ....................................      102,492
    2,076   Procter & Gamble Co. .............................      120,130
                                                                -----------
                                                                    301,196
                                                                -----------
            ENERGY -- 4.4%
    1,300   ConocoPhillips....................................       75,628
    2,289   Exxon Mobil Corp. ................................      128,573
      533   Halliburton Co. H.................................       33,018
      474   Occidental Petroleum Corp. H......................       37,879
    3,100   Williams Cos., Inc. H.............................       71,815
    1,597   XTO Energy, Inc. H................................       70,172
                                                                -----------
                                                                    417,085
                                                                -----------
            FINANCE -- 15.0%
    2,505   American International Group, Inc. ...............      170,916
    2,507   Bank of America Corp. H...........................      115,717
    3,288   Citigroup, Inc. ..................................      159,579
    2,237   E*Trade Financial Corp. B.........................       46,660
      947   Federal Home Loan Mortgage Corp. H................       61,880
    1,124   Federal National Mortgage Association.............       54,877
      467   General Growth Properties, Inc. H.................       21,927
      428   Goldman Sachs Group, Inc. H.......................       54,647
    3,828   MBNA Corp. .......................................      103,977
      374   Medco Health Solutions, Inc. B....................       20,875
        4   Mitsubishi UFJ Financial Group, Inc. I............       54,239
      818   Muenchener Rueckversicherungs-Gesellschaft AG I...      110,934
    2,300   St. Paul Travelers Cos., Inc. H...................      102,719

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
    1,105   State Street Corp. H..............................  $    61,239
    1,292   UBS AG H..........................................      122,905
   11,264   UniCredito Italiano S.p.A. I......................       77,654
      774   Washington Mutual, Inc. H.........................       33,669
      811   Wellpoint, Inc. B.................................       64,670
                                                                -----------
                                                                  1,439,084
                                                                -----------
            HEALTH CARE -- 8.5%
    2,654   Abbott Laboratories H.............................      104,659
      952   Amgen, Inc. BH....................................       75,059
      728   AstraZeneca plc ADR H.............................       35,381
    1,399   Cardinal Health, Inc. H...........................       96,174
    2,716   Lilly (Eli) & Co. H...............................      153,721
    1,979   Medtronic, Inc. H.................................      113,914
    1,271   Quest Diagnostics, Inc. H.........................       65,405
    1,921   Sanofi-Aventis S.A. ADR...........................       84,332
    3,817   Schering-Plough Corp. H...........................       79,578
                                                                -----------
                                                                    808,223
                                                                -----------
            SERVICES -- 3.8%
    1,910   Accenture Ltd. Class A............................       55,153
      993   CBS Corp. Class B.................................       25,322
    2,661   Comcast Corp. Class A BH..........................       69,082
    2,192   News Corp. Class A................................       34,079
    1,575   Time Warner, Inc. ................................       27,470
    1,037   Viacom, Inc. Class B B............................       42,664
    1,668   Walt Disney Co. H.................................       39,992
    2,481   XM Satellite Radio Holdings, Inc. Class A BH......       67,668
                                                                -----------
                                                                    361,430
                                                                -----------
            TECHNOLOGY -- 17.0%
    1,218   American Tower Corp. Class A B....................       32,994
    4,092   Applied Materials, Inc. H.........................       73,402
    3,730   AT&T, Inc. H......................................       91,353
    6,842   Cisco Systems, Inc. B.............................      117,133
    1,715   Corning, Inc. B...................................       33,723
    1,068   Dell, Inc. BH.....................................       32,026
      594   Electronic Arts, Inc. BH..........................       31,062
    1,969   EMC Corp. B.......................................       26,818
    1,602   First Data Corp. .................................       68,889
    6,371   Flextronics International Ltd. BH.................       66,509
    7,261   General Electric Co. .............................      254,502
      550   International Business Machines Corp. ............       45,202
    1,929   Lexmark International, Inc. ADR BH................       86,477
      344   Mercury Interactive Corp. BH......................        9,546
    7,145   Microsoft Corp. H.................................      186,844
    3,731   Nokia Oyj ADR H...................................       68,277
      117   Samsung Electronics Co., Ltd. I...................       75,341
    1,350   Sony Corp. I......................................       55,080
       53   Sony Corp. ADR....................................        2,142
    6,250   Sprint Nextel Corp. H.............................      145,988
    5,010   Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR.............................................       49,644
    1,627   Yahoo!, Inc. BH...................................       63,742
                                                                -----------
                                                                  1,616,694
                                                                -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 1.4%
    1,794   Carnival Corp. H..................................  $    95,936
    2,024   Southwest Airlines Co. H..........................       33,256
                                                                -----------
                                                                    129,192
                                                                -----------
            UTILITIES -- 1.5%
      402   Dominion Resources, Inc. H........................       31,004
      467   E.On AG I.........................................       48,235
    1,113   Exelon Corp. H....................................       59,131
                                                                -----------
                                                                    138,370
                                                                -----------
            Total common stock
              (cost $5,702,518)...............................  $ 6,178,864
                                                                -----------
PRINCIPAL
 AMOUNT
---------
MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$  10,000   Oregon School Boards Association,
              4.76%, Taxable Pension, 06/30/2028..............  $     9,468
   10,000   State of Illinois,
              5.10%, Taxable Pension, 06/01/2033..............        9,877
                                                                -----------
            Total municipal bonds
              (cost $19,888)..................................  $    19,345
                                                                -----------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.1%
            FINANCE -- 3.1%
$  17,200   Asset Securitization Corp.
              6.93%, 02/14/2043...............................  $    18,785
   15,583   Asset Securitization Corp.
              7.49%, 04/14/2029...............................       15,988
    4,590   Banc of America Commercial Mortgage, Inc.
              5.18%, 09/10/2047...............................        4,624
    3,276   Bank One Auto Securitization Trust
              1.82%, 09/20/2007...............................        3,256
    9,575   Bear Stearns & Co., Inc.
              5.16%, 10/12/2042...............................        9,621
   13,596   Capital Auto Receivables Asset Trust
              2.00%, 11/15/2007...............................       13,425
   20,000   Capital One Multi-Asset Execution Trust
              2.95%, 08/17/2009...............................       19,711
    1,433   Capital One Prime Auto Receivables Trust
              2.02%, 11/15/2007...............................        1,424
    7,242   Capital One Prime Auto Receivables Trust
              2.59%, 09/15/2009...............................        7,187
    9,306   Carmax Auto Owner Trust
              2.36%, 10/15/2007...............................        9,255
    9,483   Chase Commercial Mortgage Securities Corp.
              7.37%, 06/19/2029...............................        9,615
   16,000   Citibank Credit Card Issuance Trust,
              2.55%, 01/20/2009...............................       15,627
   15,000   Citigroup/Deutsche Bank Commercial Mortgage,
              5.22%, 09/15/2020 H.............................       15,156

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
$  15,316   Connecticut RRB Special Purpose Trust CL&P
              5.73%, 03/30/2009...............................  $    15,413
    7,673   First Union Commercial Mortgage Securities, Inc.
              7.38%, 04/18/2029...............................        7,796
   10,385   Greenwich Capital Commercial Funding Corp.
              5.21%, 09/10/2015...............................       10,431
   11,470   Harley-Davidson Motorcycle Trust
              2.53%, 11/15/2011...............................       11,079
    8,853   Household Automotive Trust
              2.31%, 04/17/2008...............................        8,803
    6,305   JPMorgan Chase Commercial Mortgage Securities Co.
              5.33%, 12/15/2044...............................        6,336
    9,580   Morgan Stanley Capital I
              5.23%, 09/15/2042...............................        9,614
    9,346   Nissan Auto Receivables Owner Trust
              2.01%, 11/15/2007...............................        9,244
    1,412   Nissan Auto Receivables Owner Trust
              2.23%, 03/15/2007...............................        1,409
    2,157   Onyx Acceptance Grantor Trust
              2.19%, 03/17/2008...............................        2,144
    6,023   Onyx Acceptance Grantor Trust
              4.07%, 04/15/2009...............................        6,016
      895   Residential Asset Securities Corp.
              2.46%, 11/25/2025...............................          892
   12,609   USAA Auto Owner Trust
              2.06%, 04/15/2008...............................       12,464
   10,000   Wachovia Bank Commercial Mortgage Trust
              5.12%, 07/15/2042...............................        9,959
    9,718   Wells Fargo Mortgage Backed Securities Trust
              4.53%, 04/25/2035 K.............................        9,525
    9,374   Wells Fargo Mortgage Backed Securities Trust
              4.56%, 03/25/2035 K.............................        9,207
   15,628   WFS Financial Owner Trust CMO
              2.19%, 06/20/2008...............................       15,528
    4,588   World Omni Auto Receivables Trust
              4.05%, 07/15/2009...............................        4,585
                                                                -----------
            Total asset and commercial mortgage backed
              securities
              (cost $294,871).................................  $   294,119
                                                                -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.9%
            BASIC MATERIALS -- 0.2%
$  15,000   Alcan, Inc.
              7.25%, 11/01/2028...............................  $    17,436
    4,000   Rohm & Haas Co.
              7.40%, 07/15/2009...............................        4,315
                                                                -----------
                                                                     21,751
                                                                -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- 0.2%
$  14,950   Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................  $    17,351
                                                                -----------
            CONSUMER CYCLICAL -- 0.9%
    9,550   DaimlerChrysler N.A. Holdings Corp.
              6.50%, 11/15/2013 H.............................        9,999
    9,825   Diageo Capital plc
              4.375%, 05/03/2010..............................        9,583
   14,347   SCL Term Aereo Santiago S.A.
              6.95%, 07/01/2012 M.............................       14,773
   20,200   Target Corp.
              5.875%, 11/01/2008..............................       20,795
   30,000   Wal-Mart Stores, Inc.
              6.875%, 08/10/2009..............................       31,928
                                                                -----------
                                                                     87,078
                                                                -----------
            CONSUMER STAPLES -- 1.2%
      750   Anheuser-Busch Cos., Inc.
              7.55%, 10/01/2030...............................          950
    6,500   Coca-Cola Enterprises, Inc.
              6.75%, 09/15/2028...............................        7,389
      500   Coca-Cola Enterprises, Inc.
              8.50%, 02/01/2022...............................          657
   13,140   Colgate-Palmolive Co.
              5.58%, 11/06/2008...............................       13,481
   19,555   ConAgra Foods, Inc.
              7.875%, 09/15/2010..............................       21,545
   26,400   PepsiAmericas, Inc.
              6.375%, 05/01/2009..............................       27,616
   21,100   Procter & Gamble Co.
              9.36%, 01/01/2021...............................       27,351
   10,225   Weyerhaeuser Co.
              7.375%, 03/15/2032..............................       11,367
                                                                -----------
                                                                    110,356
                                                                -----------
            ENERGY -- 0.1%
   12,250   BP Amoco plc
              6.50%, 08/01/2007...............................       12,555
    1,000   ConocoPhillips Holding Co.
              6.95%, 04/15/2029...............................        1,207
                                                                -----------
                                                                     13,762
                                                                -----------
            FINANCE -- 5.2%
   16,800   ACE INA Holdings, Inc.
              5.875%, 06/15/2014..............................       17,379
   12,225   All State Corp.
              5.00%, 08/15/2014 H.............................       12,099
   10,500   Ambac Financial Group, Inc.
              5.95%, 12/05/2035...............................       10,752
      500   American General Corp.
              6.625%, 02/15/2029 H............................          563
   30,000   AXA Financial, Inc.
              7.00%, 04/01/2028...............................       35,078
   20,000   Bank of America Corp.
              5.875%, 02/15/2009..............................       20,541

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
$  25,000   Bayerische Landesbank NY
              5.65%, 02/01/2009...............................  $    25,642
    4,830   BB&T Corp.
              4.90% 06/30/2017................................        4,688
   17,000   Berkshire Hathaway Finance Corp.
              4.85%, 01/15/2015 H.............................       16,706
    1,250   BSCH Issuance Ltd.
              7.625%, 11/03/2009..............................        1,367
    3,255   Centex Home Equity
              4.72%, 10/25/2031...............................        3,204
   10,000   Cincinnati Financial Corp.
              6.92%, 05/15/2028...............................       11,260
    6,500   Citigroup, Inc.
              3.625%, 02/09/2009..............................        6,258
    8,800   Citigroup, Inc.
              6.00%, 10/31/2033...............................        9,203
    1,000   Citigroup, Inc.
              6.50%, 01/18/2011...............................        1,066
   15,000   Commercial Mortgage Pass Through
              5.12%, 06/10/2044...............................       14,952
    8,920   Credit Suisse First Boston USA, Inc.
              4.875%, 01/15/2015 H............................        8,680
   16,355   ERAC USA Finance Co.
              7.35%, 06/15/2008 M.............................       17,162
    4,525   Everest Re Holdings
              5.40%, 10/15/2014...............................        4,463
   13,685   First Union National Bank
              5.80%, 12/01/2008...............................       14,046
   11,550   HSBC Bank USA, Inc.
              3.875%, 09/15/2009 H............................       11,136
   10,500   International Lease Finance Corp.
              5.00%, 09/15/2012...............................       10,331
   27,025   JPMorgan Chase & Co.
              5.125%, 09/15/2014 H............................       26,752
   12,650   Jackson National Life Insurance Co.
              8.15%, 03/15/2027 M.............................       15,983
    8,320   John Deere Capital Corp.
              4.875%, 10/15/2010 H............................        8,279
      750   KeyCorp Capital II
              6.875%, 03/17/2029..............................          827
    8,750   Liberty Mutual Group, Inc.
              5.75%, 03/15/2014 M.............................        8,637
   20,000   Liberty Property L.P.
              7.25%, 08/15/2007...............................       20,581
   15,000   Merrill Lynch Mortgage Trust
              5.05%, 07/12/2038...............................       14,865
      750   National City Corp.
              6.875%, 05/15/2019..............................          851
   30,000   New England Mutual Life Insurance Co.
              7.875%, 02/15/2024 M............................       37,679
    1,250   Prudential Insurance Co. of America
              6.375%, 07/23/2006 M............................        1,260
    1,000   Reliastar Financial Corp.
              8.00%, 10/30/2006...............................        1,022
      500   Republic New York Capital I
              7.75%, 11/15/2026...............................          527

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$     500   State Street Corp.
              7.65%, 06/15/2010...............................  $       559
    1,000   Texaco Capital, Inc.
              8.625%, 06/30/2010..............................        1,155
   14,600   Torchmark Corp.
              8.25%, 08/15/2009...............................       16,100
   30,000   Toyota Motor Credit Corp.
              5.50%, 12/15/2008...............................       30,556
   15,000   UnitedHealth Group Inc.
              4.75%, 02/10/2010...............................       14,674
   15,000   UnitedHealth Group, Inc.
              5.00%, 08/15/2014...............................       14,927
   13,400   US Bank NA
              4.95%, 10/30/2014...............................       13,259
    1,000   Wells Fargo Bank NA
              6.45%, 02/01/2011...............................        1,066
    2,760   Willis Group North America
              5.63%, 07/15/2015...............................        2,759
                                                                -----------
                                                                    488,894
                                                                -----------
            HEALTH CARE -- 0.7%
   22,000   Becton, Dickinson & Co.
              6.70%, 08/01/2028...............................       25,388
    3,205   CVS Corp.
              4.875%, 09/15/2014 H............................        3,094
    8,575   Pharmacia Corp.
              6.60%, 12/01/2028...............................        9,918
   26,000   Wyeth
              7.25%, 03/01/2023...............................       30,278
                                                                -----------
                                                                     68,678
                                                                -----------
            SERVICES -- 1.1%
   15,000   Comcast Cable Communications, Inc.
              6.875%, 06/15/2009..............................       15,755
    1,000   Comcast Cable Communications, Inc.
              8.50%, 05/01/2027...............................        1,227
   16,800   Comcast Corp.
              5.65%, 06/15/2035 H.............................       15,458
   15,000   FedEx Corp.
              3.50%, 04/01/2009...............................       14,362
   10,900   Harvard University
              8.125%, 04/15/2007..............................       11,369
   10,800   News America, Inc.
              6.40%, 12/15/2035 M.............................       10,886
   10,400   Times Mirror Co.
              7.50%, 07/01/2023...............................       11,652
   20,000   Walt Disney Co.
              6.375%, 03/01/2012 H............................       21,154
                                                                -----------
                                                                    101,863
                                                                -----------
            TECHNOLOGY -- 1.0%
   10,000   BellSouth Telecommunications, Inc.
              6.375%, 06/01/2028..............................       10,313
   13,500   Cox Communications, Inc.
              5.45%, 12/15/2014...............................       13,173

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            TECHNOLOGY -- (CONTINUED)
$  10,000   Danaher Corp.
              6.00%, 10/15/2008...............................  $    10,297
    8,500   Deutsche Telekom International Finance B.V.
              8.75%, 06/15/2030...............................       10,811
   34,425   General Electric Co.
              5.00%, 02/01/2013...............................       34,407
   15,000   Telecom Italia Capital
              5.25%, 10/01/2015 H.............................       14,569
      750   Telecomunicaciones de Puerto Rico, Inc.
              6.65%, 05/15/2006...............................          754
      500   Verizon Global Funding Corp.
              7.25%, 12/01/2010...............................          543
      500   Verizon Global Funding Corp.
              7.75%, 12/01/2030 H.............................          594
    1,250   Vodafone Group plc
              7.875%, 02/15/2030..............................        1,560
                                                                -----------
                                                                     97,021
                                                                -----------
            UTILITIES -- 0.3%
    1,000   Alabama Power Co.
              7.125%, 10/01/2007..............................        1,037
   17,285   Northern Border Pipeline Co.
              7.75%, 09/01/2009...............................       18,746
      750   TransCanada Pipelines Ltd.
              6.49%, 01/21/2009...............................          780
                                                                -----------
                                                                     20,563
                                                                -----------
            Total corporate bonds: investment grade
              (cost $985,165).................................  $ 1,080,968
                                                                -----------
U.S. GOVERNMENT SECURITIES -- 16.3%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 1.3%
$  17,617   Financing Corp. Zero Coupon Strip
              4.40%, 2013 Z...................................  $    12,043
   64,300   Tennessee Valley Authority
              4.375%, 06/15/2015..............................       62,309
   50,000   Tennessee Valley Authority
              6.00%, 03/15/2013...............................       53,651
                                                                -----------
                                                                    127,960
                                                                -----------
            U.S. TREASURY SECURITIES -- 15.0%
  207,175   3.50% 2010 H......................................      200,393
  604,075   3.875% 2007 -- 2010 H[ ]..........................      596,793
   96,850   4.125% 2015 H.....................................       94,728
  124,500   4.25% 2010 -- 2015 H..............................      123,464
  236,825   4.375% 2010 H.....................................      237,010
  151,900   6.25% 2023 H......................................      181,390
                                                                -----------
                                                                  1,433,778
                                                                -----------
            Total U.S. government securities
              (cost $1,561,644)...............................  $ 1,561,738
                                                                -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
U.S. GOVERNMENT AGENCIES -- 2.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$  13,250   2.50% 2013........................................  $    12,799
   62,700   5.50% 2036 +......................................       62,112
                                                                -----------
                                                                     74,911
                                                                -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
   20,472   5.00% 2019........................................       20,262
        1   9.00% 2021........................................            2
                                                                -----------
                                                                     20,264
                                                                -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.5%
   10,694   5.00% 2033 -- 2034................................       10,565
   12,640   6.00% 2024 -- 2035................................       12,957
    5,058   6.50% 2026 -- 2035................................        5,297
   19,164   7.00% 2026 -- 2032................................       20,122
      168   7.50% 2021........................................          177
    3,265   8.00% 2026 -- 2031................................        3,497
      202   9.00% 2016 -- 2023................................          218
                                                                -----------
                                                                     52,833
                                                                -----------
            OTHER GOVERNMENT AGENCIES -- 1.0%
   67,200   Residential Funding Corp.
              4.25%, 04/15/2014 Z.............................       46,092
   36,046   Postal Square LP
              8.95%, 06/15/2022...............................       46,146
                                                                -----------
                                                                     92,238
                                                                -----------
            Total U.S. government agencies
              (cost $236,800).................................  $   240,246
                                                                -----------
            Total long-term investments
              (cost $8,800,886)...............................  $ 9,321,672
                                                                -----------
SHORT-TERM INVESTMENTS -- 27.3%
            REPURCHASE AGREEMENTS -- 2.2%
$ 100,348   Banc of America Securities TriParty Joint
              Repurchase Agreement
              4.30%, 01/03/2006...............................  $   100,348
    3,025   Deutsche Bank Securities Joint Repurchase
              Agreement
              4.29%, 01/03/2006...............................        3,025
    6,186   Deutsche Bank Securities TriParty Joint Repurchase
              Agreement
              4.27%, 01/03/2006...............................        6,186
   30,929   Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement
              4.27%, 01/03/2006...............................       30,929
   72,168   UBS Securities Joint Repurchase Agreement
              4.33%, 01/03/2006...............................       72,168
                                                                -----------
                                                                    212,656
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.1%
2,390,917   BNY Institutional Cash Reserve Fund...............  $ 2,390,917
                                                                -----------
            Total short-term investments
              (cost $2,603,573)...............................  $ 2,603,573
                                                                -----------
            Total investments in securities
              (cost $11,404,459) O............................  $11,925,245
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.18% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $11,444,357 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $574,203
      Unrealized depreciation........................   (93,315)
                                                       --------
      Net unrealized appreciation....................  $480,888
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $535,389, which represents 5.62% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $106,380, which represents 1.12% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z   The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $61,990.

  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 12/31/2005
-----------                                                  ---------         --------         ----------         --------------
CBT 10 Year U.S. Treasury Note futures contracts                618              Long           March 2006              $457
                                                                                                                        ====

These contracts had a market value of $67,613 as of December 31, 2005.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $7,570          $7,617          01/04/06              $(47)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 10.5%
  45,994    Aluminum Corp. of China Ltd. IH...................  $    34,987
   1,019    Arch Coal, Inc. H.................................       80,995
   4,172    BHP Billiton Ltd. ADR H...........................      139,421
   2,894    Cameco Corp. H....................................      183,432
   3,624    Companhia Vale do Rio Doce ADR H..................      149,073
   4,990    Dow Chemical Co. .................................      218,666
   2,250    Freeport-McMoRan Copper & Gold, Inc. Class B H....      121,050
     885    Holcim Ltd. I.....................................       60,253
   1,768    Huntsman Corp. BH.................................       30,447
   1,557    Inco Ltd. B.......................................       67,821
   3,500    Lyondell Chemical Co. ............................       83,370
     867    OfficeMax, Inc. H.................................       21,980
   3,368    Rio Tinto plc I...................................      153,936
   2,521    Tek Cominco Ltd. Class B..........................      134,583
                                                                -----------
                                                                  1,480,014
                                                                -----------
            CAPITAL GOODS -- 6.5%
   1,806    3M Co. ...........................................      139,996
   4,118    Boeing Co. H......................................      289,227
   2,444    Caterpillar, Inc. ................................      141,184
   2,950    Ingersoll-Rand Co. Class A........................      119,100
   2,000    National Oilwell Varco, Inc. BH...................      125,400
   7,044    Xerox Corp. BH....................................      103,195
                                                                -----------
                                                                    918,102
                                                                -----------
            CONSUMER CYCLICAL -- 5.0%
     787    Centex Corp. .....................................       56,241
   4,475    Dollar General Corp. H............................       85,346
     643    eBay, Inc. B......................................       27,810
   3,739    Federated Department Stores, Inc. ................      247,975
     410    Newell Rubbermaid, Inc. H.........................        9,759
   5,348    Toyota Motor Corp. I..............................      279,385
                                                                -----------
                                                                    706,516
                                                                -----------
            CONSUMER STAPLES -- 2.3%
   2,666    Archer Daniels Midland Co. .......................       65,751
   3,650    Bunge Ltd. H......................................      206,604
   1,007    Procter & Gamble Co. .............................       58,261
                                                                -----------
                                                                    330,616
                                                                -----------
            ENERGY -- 8.5%
   3,103    Canadian Natural Resources........................      153,966
   3,121    ConocoPhillips....................................      181,592
   2,268    Halliburton Co. ..................................      140,494
   1,395    Nabors Industries Ltd. B..........................      105,675
   1,250    Occidental Petroleum Corp. .......................       99,850
   1,367    Valero Energy Corp. ..............................       70,527
   4,193    Weatherford International Ltd. B..................      151,779
   6,629    XTO Energy, Inc. H................................      291,296
                                                                -----------
                                                                  1,195,179
                                                                -----------
            FINANCE -- 26.8%
   4,597    ACE Ltd. .........................................      245,680
  10,119    Akbank T.A.S I....................................       81,941

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
     895    American Capital Strategies Ltd. H................  $    32,401
   4,345    American International Group, Inc. ...............      296,433
      70    Archstone-Smith Trust H...........................        2,916
   1,900    Assurant, Inc. ...................................       82,631
   2,500    Capital One Financial Corp. H.....................      216,000
 139,575    China Life Insurance Co., Ltd. B IH...............      123,044
   3,464    Citigroup, Inc. ..................................      168,084
   2,467    Countrywide Financial Corp. ......................       84,343
   1,085    European Capital Limited Private Placement VIW....       12,851
     554    Federal Home Loan Mortgage Corp. .................       36,184
   1,100    General Growth Properties, Inc. ..................       51,689
   2,670    Genworth Financial, Inc. .........................       92,341
   1,806    Goldman Sachs Group, Inc. H.......................      230,606
  10,284    ICICI Bank Ltd. B M...............................      132,666
     609    iStar Financial, Inc. H...........................       21,725
   5,773    MBNA Corp. .......................................      156,787
      11    Mitsubishi UFJ Financial Group, Inc. I............      143,831
   1,866    Muenchener Rueckversicherungs-Gesellschaft AG
              IH..............................................      252,902
     419    ORIX Corp. IH.....................................      106,673
   5,741    Reliance Zero B MI................................      113,506
     497    Shinsei Bank Ltd. I...............................        2,881
   1,050    State Street Corp. H..............................       58,212
     973    UBS AG H..........................................       92,619
   3,000    Uniao de Bancos Brasileiros S.A. GDR H............      190,710
  37,363    UniCredito Italiano S.p.A. IH.....................      257,576
   4,742    Washington Mutual, Inc. ..........................      206,290
   3,603    Wellpoint, Inc. B.................................      287,514
                                                                -----------
                                                                  3,781,036
                                                                -----------
            HEALTH CARE -- 6.4%
     835    Amgen, Inc. B.....................................       65,848
   4,000    AstraZeneca plc ADR H.............................      194,400
   4,289    Lilly (Eli) & Co. ................................      242,709
   1,233    McKesson Corp. ...................................       63,595
   1,348    Omnicare, Inc. H..................................       77,133
   1,000    Sanofi-Aventis S.A. IH............................       87,547
   3,968    Teva Pharmaceutical Industries Ltd. ADR H.........      170,646
                                                                -----------
                                                                    901,878
                                                                -----------
            SERVICES -- 8.4%
      30    Harvey Weinstein Master L.P. VI...................       29,800
   6,667    Hilton Hotels Corp. H.............................      160,749
   1,355    Lamar Advertising Co. BH..........................       62,529
   5,524    News Corp. Class A................................       85,900
     997    Opap S.A. I.......................................       34,358
     860    Opap S.A. B I.....................................       29,645
     459    Pixar Animation Studios B.........................       24,188
   3,202    Starwood Hotels & Resorts Worldwide, Inc. B.......      204,505
   9,737    Time Warner, Inc. ................................      169,806
   3,097    US Airways Group, Inc. BV.........................      103,523
   6,276    Walt Disney Co. H.................................      150,429

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
   8,496    WPP Group plc I...................................  $    91,915
   1,541    XM Satellite Radio Holdings, Inc. Class A BH......       42,028
                                                                -----------
                                                                  1,189,375
                                                                -----------
            TECHNOLOGY -- 20.4%
   1,679    Adobe Systems, Inc. ..............................       62,052
   4,789    America Movil S.A. de C.V. ADR H..................      140,123
     814    Analog Devices, Inc. H............................       29,213
   8,242    AT&T, Inc. .......................................      201,839
   7,500    Cisco Systems, Inc. B.............................      128,400
  17,107    Citigroup Global Certificate -- Bharti
              Televentures B M I..............................      131,360
   2,473    Cognex Corp. H....................................       74,419
   8,261    Corning, Inc. B...................................      162,417
     792    First Data Corp. .................................       34,060
  10,686    General Electric Co. .............................      374,527
      71    Google, Inc. B....................................       29,538
   4,109    Hewlett-Packard Co. ..............................      117,635
  14,161    Hon Hai Precision Industry Co., Ltd. I............       77,811
   1,462    International Business Machines Corp. ............      120,176
     139    Lockheed Martin Corp. ............................        8,864
   1,863    Mercury Interactive Corp. BH......................       51,784
   8,084    Microsoft Corp. ..................................      211,394
     391    Mobile Telesystems OJSC ADR.......................       13,671
     617    Samsung Electronics Co., Ltd. IH..................      396,898
  13,844    Sprint Nextel Corp. ..............................      323,405
   3,623    Turkcell Iletisim Hizmet ADR H....................       55,654
   3,400    Yahoo!, Inc. B....................................      133,228
                                                                -----------
                                                                  2,878,468
                                                                -----------
            TRANSPORTATION -- 2.6%
   1,486    ACE Aviation Holdings, Inc. B.....................       48,587
 106,729    Air China Ltd. BI.................................       34,012
     814    Carnival Corp. ...................................       43,530
   4,283    Royal Caribbean Cruises Ltd. H....................      192,969
   4,529    Ryanair Holdings M I..............................       44,506
                                                                -----------
                                                                    363,604
                                                                -----------
            UTILITIES -- 1.2%
     903    E.On AG I.........................................       93,320
   1,350    Exelon Corp. .....................................       71,755
                                                                -----------
                                                                    165,075
                                                                -----------
            Total common stock
              (cost $11,715,119)..............................  $13,909,863
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.7%
            REPURCHASE AGREEMENTS -- 0.9%
 $58,347    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    58,347

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 1,759    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................  $     1,759
   3,597    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        3,597
  17,984    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       17,983
  41,962    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       41,962
                                                                -----------
                                                                    123,648
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.8%
 817,701    Navigator Prime Portfolio.........................      817,701
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 $ 1,012    U.S. Treasury Bonds,
              5.50%, 08/15/2028...............................        1,161
                                                                -----------
                                                                    818,862
                                                                -----------
            Total short-term investments
              (cost $942,510).................................  $   942,510
                                                                -----------
            Total investments in securities
              (cost $12,657,629) O............................  $14,852,373
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 31.98% of total net assets at December 31, 2005.

O At December 31, 2005, the cost of securities for federal income tax purposes was $12,662,591 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $2,323,321
      Unrealized depreciation.......................    (133,539)
                                                      ----------
      Net unrealized appreciation...................  $2,189,782
                                                      ==========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $2,674,938, which represents 18.96% of total net assets.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      10/2005 --   1,085      European Capital Limited
      12/2005                 Private Placement -- Reg
                              D                          $13,096
      10/2005         30      Harvey Weinstein Master
                              L.P. -- Reg D               29,800
      5/2005 --    3,097      US Airways Group,
      10/2005                 Inc. -- Reg D               50,264

     The aggregate value of these securities at December 31, 2005 was $146,174, which represents 1.04% of total net assets.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $422,038, which represents 2.99% of total net assets.
  W As of December 31, 2005 the Fund has future commitments to purchase an additional 3,315 shares in the amount of $33,150 EURO.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                    COUNTRY                        NET ASSETS
---------------------------------------------------------------
Australia                                               1.0%
---------------------------------------------------------------
Brazil                                                  2.4
---------------------------------------------------------------
Canada                                                  4.2
---------------------------------------------------------------
China                                                   1.4
---------------------------------------------------------------
France                                                  0.6
---------------------------------------------------------------
Germany                                                 2.5
---------------------------------------------------------------
Greece                                                  0.6
---------------------------------------------------------------
India                                                   1.7
---------------------------------------------------------------
Ireland                                                 0.3
---------------------------------------------------------------
Israel                                                  1.2
---------------------------------------------------------------
Italy                                                   1.8
---------------------------------------------------------------
Japan                                                   3.8
---------------------------------------------------------------
Luxembourg                                              0.9
---------------------------------------------------------------
Mexico                                                  1.0
---------------------------------------------------------------
Russia                                                  0.1
---------------------------------------------------------------
South Korea                                             2.8
---------------------------------------------------------------
Switzerland                                             1.1
---------------------------------------------------------------
Taiwan                                                  0.6
---------------------------------------------------------------
Turkey                                                  1.0
---------------------------------------------------------------
United Kingdom                                          3.1
---------------------------------------------------------------
United States                                          66.5
---------------------------------------------------------------
Short-Term Investments                                  6.7
---------------------------------------------------------------
Other Assets & Liabilities                             (5.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------          --------          --------------
Hong Kong Dollar                                Buy             $3,764          $3,764            01/03/06              $--
Hong Kong Dollar                                Buy               653              653            01/04/06               --
Japanese Yen                                    Buy               492              495            01/04/06               (3)
Japanese Yen                                    Buy             1,275            1,278            01/04/06               (3)
Japanese Yen                                    Buy               435              435            01/06/06               --
                                                                                                                        ---
                                                                                                                        $(6)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 95.9%
            BASIC MATERIALS -- 1.9%
     431    Kimberly-Clark Corp. .............................  $   25,721
                                                                ----------
            CAPITAL GOODS -- 6.7%
     167    3M Co. ...........................................      12,950
     224    Caterpillar, Inc. ................................      12,940
     129    General Dynamics Corp. ...........................      14,701
     655    Ingersoll-Rand Co. Class A........................      26,458
     250    Parker-Hannifin Corp. ............................      16,477
     189    Pitney Bowes, Inc. ...............................       7,965
                                                                ----------
                                                                    91,491
                                                                ----------
            CONSUMER CYCLICAL -- 7.9%
     204    Abercrombie & Fitch Co. Class A...................      13,290
     137    Centex Corp. H....................................       9,784
     640    D.R. Horton, Inc. H...............................      22,853
     241    Federated Department Stores, Inc. ................      15,966
     480    Michaels Stores, Inc. ............................      16,981
     428    Office Depot, Inc. B..............................      13,436
     484    Supervalu, Inc. ..................................      15,724
                                                                ----------
                                                                   108,034
                                                                ----------
            CONSUMER STAPLES -- 8.4%
     598    Altria Group, Inc. ...............................      44,681
     372    Archer Daniels Midland Co. .......................       9,166
     571    General Mills, Inc. ..............................      28,137
     165    Procter & Gamble Co. .............................       9,544
     350    Weyerhaeuser Co. .................................      23,212
                                                                ----------
                                                                   114,740
                                                                ----------
            ENERGY -- 7.9%
     358    Chevron Corp. ....................................      20,346
     520    ConocoPhillips....................................      30,225
     196    Devon Energy Corp. ...............................      12,227
     402    Exxon Mobil Corp. ................................      22,569
      87    Sunoco, Inc. .....................................       6,843
     291    Valero Energy Corp. ..............................      14,994
                                                                ----------
                                                                   107,204
                                                                ----------
            FINANCE -- 22.3%
     430    ACE Ltd. .........................................      22,990
     103    Aetna, Inc. H.....................................       9,714
   1,088    Bank of America Corp. H...........................      50,197
     340    Capital One Financial Corp. ......................      29,359
   1,216    Citigroup, Inc. ..................................      59,001
     282    Countrywide Financial Corp. ......................       9,652
     104    Everest Re Group Ltd. ............................      10,477
     136    Federal Home Loan Mortgage Corp. .................       8,881
     109    Goldman Sachs Group, Inc. ........................      13,959
     195    Lehman Brothers Holdings, Inc. H..................      25,032
     263    MBIA, Inc. H......................................      15,828
     650    St. Paul Travelers Cos., Inc. H...................      29,026
     288    UnitedHealth Group, Inc. .........................      17,877
                                                                ----------
                                                                   301,993
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- 11.8%
     541    Abbott Laboratories...............................  $   21,320
     298    Amgen, Inc. B.....................................      23,485
       5    Amylin Pharmaceuticals, Inc. B....................         192
     218    Cardinal Health, Inc. ............................      14,981
      65    Cephalon, Inc. BH.................................       4,221
     158    Forest Laboratories, Inc. B.......................       6,440
     246    Genzyme Corp. BH..................................      17,405
     247    Gilead Sciences, Inc. B...........................      13,015
     638    King Pharmaceuticals, Inc. B......................      10,793
     538    McKesson Corp. ...................................      27,740
     441    Pfizer, Inc. .....................................      10,283
     228    Wyeth.............................................      10,490
                                                                ----------
                                                                   160,365
                                                                ----------
            SERVICES -- 8.3%
     518    Accenture Ltd. Class A............................      14,946
     276    CBS Corp. Class B.................................       7,030
     322    Cendant Corp. ....................................       5,548
     176    Comcast Corp. Class A B...........................       4,576
     442    IMS Health, Inc. .................................      11,015
     148    Omnicom Group, Inc. H.............................      12,586
   1,445    Time Warner, Inc. ................................      25,197
     276    Viacom, Inc. Class B B............................      11,345
     531    Waste Management, Inc. ...........................      16,119
     160    XM Satellite Radio Holdings, Inc. Class A B.......       4,354
                                                                ----------
                                                                   112,716
                                                                ----------
            TECHNOLOGY -- 18.5%
     254    Alltel Corp. .....................................      16,002
     130    CenturyTel, Inc. H................................       4,311
   1,480    Cisco Systems, Inc. B.............................      25,335
     818    Corning, Inc. B...................................      16,074
     502    Dell, Inc. B......................................      15,043
     523    First Data Corp. .................................      22,480
     491    General Electric Co. .............................      17,224
   1,469    Intel Corp. ......................................      36,669
     271    International Business Machines Corp. H...........      22,284
     136    Lockheed Martin Corp. ............................       8,673
   2,083    Microsoft Corp. ..................................      54,476
     313    Qualcomm, Inc. ...................................      13,492
                                                                ----------
                                                                   252,063
                                                                ----------
            UTILITIES -- 2.2%
     217    Exelon Corp. .....................................      11,557
     139    FirstEnergy Corp. ................................       6,819
     295    PG&E Corp. .......................................      10,936
                                                                ----------
                                                                    29,312
                                                                ----------
            Total common stock
              (cost $1,194,276)...............................  $1,303,639
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
                                                                VALUE U
                                                               ----------
vPRINCIPAL
  AMOUNT
-----------
         v
                                         SHORT-TERM INVESTMENTS -- 12.8%
           REPURCHASE AGREEMENTS -- 3.8%
 $  24,709 Banc of America Securities TriParty Joint
             Repurchase Agreement,
             4.30%, 01/03/2006...............................  $   24,709
       745 Deutsche Bank Securities Joint Repurchase
             Agreement,
             4.29%, 01/03/2006...............................         745
     1,523 Deutsche Bank Securities TriParty Joint Repurchase
             Agreement,
             4.27%, 01/03/2006...............................       1,523
     7,616 Morgan Stanley & Co., Inc. TriParty Joint
             Repurchase Agreement,
             4.27%, 01/03/2006...............................       7,616
    17,771 UBS Securities Joint Repurchase Agreement, 4.33%,
             01/03/2006......................................      17,771
                                                               ----------
                                                                   52,364
                                                               ----------
  SHARES
 ---------
         V SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
           LENDING -- 9.0%
   118,675 BNY Institutional Cash Reserve Fund...............     118,675
         1 Evergreen Institutional Money Market Fund.........           1
                                                               ----------
                                                                  118,676
                                                               ----------
 PRINCIPAL
  AMOUNT
 ---------
         V REPURCHASE AGREEMENTS
 $   3,202 Lehman Brothers Repurchase Agreement, 4.15%,
             01/03/2006......................................       3,202
                                                               ----------
                                                                  121,878
                                                               ----------
           Total short-term investments
             (cost $174,242).................................  $  174,242
                                                               ----------
           Total investments in securities (cost $1,368,518)
             O...............................................  $1,477,881
                                                               ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,371,214 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $131,788
      Unrealized depreciation........................   (25,121)
                                                       --------
      Net unrealized appreciation....................  $106,667
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                          UNREALIZED
                                                         APPRECIATION
                      NUMBER OF                         (DEPRECIATION)
    DESCRIPTION       CONTRACTS   POSITION  EXPIRATION  AT 12/31/2005
--------------------  ---------   --------  ----------  --------------
Emini Standard &
Poor's 500 Contracts     516      Long      March 2006      $(486)
                                                            =====

As of December 31, 2005 these contracts had a market value of $32,374 and were collateralized by $3,232 of cash.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 8.5%
   3,517    Alcoa, Inc. H.....................................  $  104,004
     454    Bowater, Inc. H...................................      13,938
   1,170    Companhia Vale do Rio Doce ADR....................      48,120
   3,120    DuPont (E.I.) de Nemours & Co. H..................     132,601
   2,101    International Paper Co. H.........................      70,615
   1,203    Kimberly-Clark Corp. H............................      71,777
     373    Rio Tinto plc ADR.................................      68,108
     932    Rohm & Haas Co. ..................................      45,113
                                                                ----------
                                                                   554,276
                                                                ----------
            CAPITAL GOODS -- 6.7%
     593    Caterpillar, Inc. H...............................      34,269
   1,102    Deere & Co. ......................................      75,044
     778    General Dynamics Corp. ...........................      88,674
   1,136    Parker-Hannifin Corp. H...........................      74,957
   1,174    Pitney Bowes, Inc. ...............................      49,618
     826    United Technologies Corp. ........................      46,154
   4,247    Xerox Corp. B.....................................      62,211
                                                                ----------
                                                                   430,927
                                                                ----------
            CONSUMER CYCLICAL -- 4.2%
     758    Avery Dennison Corp. .............................      41,906
   1,790    Family Dollar Stores, Inc. H......................      44,374
     495    Genuine Parts Co. ................................      21,718
   1,453    Ltd. Brands, Inc. ................................      32,472
   2,766    McDonald's Corp. .................................      93,280
     812    Wal-Mart Stores, Inc. ............................      37,988
                                                                ----------
                                                                   271,738
                                                                ----------
            CONSUMER STAPLES -- 7.4%
   1,649    Altria Group, Inc. ...............................     123,198
     235    Bunge Ltd. H......................................      13,309
   1,792    Coca-Cola Co. ....................................      72,219
     262    Colgate-Palmolive Co. ............................      14,371
     827    General Mills, Inc. ..............................      40,763
   1,575    Procter & Gamble Co. .............................      91,185
   1,424    Tyson Foods, Inc. Class A H.......................      24,347
   1,474    Weyerhaeuser Co. H................................      97,785
                                                                ----------
                                                                   477,177
                                                                ----------
            ENERGY -- 15.9%
     639    Anadarko Petroleum Corp. .........................      60,536
   1,520    BP plc ADR H......................................      97,589
   2,936    Chevron Corp. H...................................     166,688
   1,075    ConocoPhillips....................................      62,520
   2,106    EnCana Corp. H....................................      95,096
   3,888    Exxon Mobil Corp. ................................     218,393
     181    Occidental Petroleum Corp. H......................      14,482
   1,558    Royal Dutch Shell plc.............................      95,808
     612    Schlumberger Ltd. H...............................      59,407
   1,264    Total S.A. ADR H..................................     159,744
                                                                ----------
                                                                 1,030,263
                                                                ----------
            FINANCE -- 17.9%
     972    ACE Ltd. .........................................      51,949
   1,406    American International Group, Inc. ...............      95,918

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
   3,566    Bank of America Corp. H...........................  $  164,589
   3,762    Citigroup, Inc. ..................................     182,583
   1,057    Federal Home Loan Mortgage Corp. .................      69,049
   1,344    JP Morgan Chase & Co. ............................      53,361
   1,204    Marsh & McLennan Cos., Inc. ......................      38,236
     916    MBIA, Inc. H......................................      55,119
   2,309    MBNA Corp. .......................................      62,718
   1,266    Merrill Lynch & Co., Inc. ........................      85,719
     989    Metlife, Inc. ....................................      48,481
     597    PNC Financial Services Group, Inc. ...............      36,894
   1,350    State Street Corp. H..............................      74,866
     318    Swiss Reinsurance ADR.............................      23,233
   1,577    Synovus Financial Corp. ..........................      42,584
     826    UBS AG H..........................................      78,622
                                                                ----------
                                                                 1,163,921
                                                                ----------
            HEALTH CARE -- 8.6%
   3,024    Abbott Laboratories...............................     119,224
   1,114    AstraZeneca plc ADR...............................      54,144
     706    Baxter International, Inc. .......................      26,592
   1,696    Bristol-Myers Squibb Co. H........................      38,965
   2,189    Lilly (Eli) & Co. H...............................     123,876
     299    Novartis AG ADR...................................      15,676
     784    Pfizer, Inc. .....................................      18,286
   4,776    Schering-Plough Corp. H...........................      99,571
   1,354    Wyeth.............................................      62,379
                                                                ----------
                                                                   558,713
                                                                ----------
            SERVICES -- 5.6%
   1,000    Accenture Ltd. Class A............................      28,879
     589    CBS Corp. Class B.................................      15,023
   1,747    Comcast Corp. Class A BH..........................      45,359
   1,124    Comcast Corp. Special Class A BH..................      28,863
     239    Harrah's Entertainment, Inc. .....................      17,067
   1,207    New York Times Co. Class A H......................      31,920
   4,306    Time Warner, Inc. ................................      75,095
     589    Viacom, Inc. Class B B............................      24,244
     805    Warner Music Group Corp. .........................      15,508
   2,735    Waste Management, Inc. ...........................      82,992
                                                                ----------
                                                                   364,950
                                                                ----------
            TECHNOLOGY -- 14.3%
   5,290    AT&T, Inc. H......................................     129,547
     897    BellSouth Corp. H.................................      24,306
   1,692    EMC Corp./Massachusetts B.........................      23,046
     452    Emerson Electric Co. .............................      33,772
   1,018    First Data Corp. .................................      43,763
   4,838    General Electric Co. .............................     169,582
   1,534    International Business Machines Corp. ............     126,062
      77    Lockheed Martin Corp. ............................       4,919
   4,385    Microsoft Corp. ..................................     114,665
   3,799    Motorola, Inc. ...................................      85,817
   2,739    Sprint Nextel Corp. H.............................      63,974
   1,875    Verizon Communications, Inc. H....................      56,482
     589    Whirlpool Corp. H.................................      49,301
                                                                ----------
                                                                   925,236
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 3.5%
   1,734    CSX Corp. H.......................................  $   88,045
   2,936    Southwest Airlines Co. ...........................      48,232
   1,091    Union Pacific Corp. ..............................      87,820
                                                                ----------
                                                                   224,097
                                                                ----------
            UTILITIES -- 5.2%
     849    Dominion Resources, Inc. H........................      65,535
   2,208    Exelon Corp. H....................................     117,345
   1,739    FPL Group, Inc. ..................................      72,289
     865    Pinnacle West Capital Corp. ......................      35,772
   1,081    Progress Energy, Inc. H...........................      47,482
                                                                ----------
                                                                   338,423
                                                                ----------
            Total common stock
              (cost $5,416,941)...............................  $6,339,721
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.5%
            REPURCHASE AGREEMENT -- 2.4%
$ 72,449    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   72,449
   2,184    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       2,184
   4,466    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       4,466
  22,330    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      22,330
  52,104    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      52,104
                                                                ----------
                                                                   153,533
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 15.1%
 978,911    BNY Institutional Cash Reserve Fund...............  $  978,911
                                                                ----------
            Total short-term investments (cost $1,132,444)....  $1,132,444
                                                                ----------
            Total investments in securities (cost $6,549,385)
              O...............................................  $7,472,165
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $6,558,550 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $1,039,479
      Unrealized depreciation.......................    (125,864)
                                                      ----------
      Net unrealized appreciation...................  $  913,615
                                                      ==========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 9.8%
     50     Air Products and Chemicals, Inc. .................  $  2,942
    190     Alcoa, Inc. ......................................     5,617
    188     Dow Chemical Co. .................................     8,240
    104     DuPont (E.I.) de Nemours & Co. ...................     4,399
     48     International Paper Co. ..........................     1,600
     73     Kimberly-Clark Corp. .............................     4,325
     57     PPG Industries, Inc. .............................     3,272
                                                                --------
                                                                  30,395
                                                                --------
            CAPITAL GOODS -- 6.6%
     24     3M Co. ...........................................     1,852
    267     Caterpillar, Inc. ................................    15,402
     18     Pitney Bowes, Inc. ...............................       739
     36     Rockwell Automation, Inc. ........................     2,105
                                                                --------
                                                                  20,098
                                                                --------
            CONSUMER STAPLES -- 10.0%
    112     Altria Group, Inc. ...............................     8,371
    101     Campbell Soup Co. ................................     3,007
     57     Colgate-Palmolive Co. ............................     3,148
     41     Diageo plc ADR....................................     2,414
     63     General Mills, Inc. ..............................     3,119
     40     Heinz (H.J.) Co. .................................     1,349
    105     Kellogg Co. ......................................     4,558
     53     PepsiCo, Inc. ....................................     3,113
     32     Weyerhaeuser Co. .................................     2,118
                                                                --------
                                                                  31,197
                                                                --------
            ENERGY -- 11.2%
     90     BP plc ADR........................................     5,782
    224     ConocoPhillips....................................    13,039
    235     Exxon Mobil Corp. ................................    13,193
     43     Royal Dutch Shell plc ADR.........................     2,765
                                                                --------
                                                                  34,779
                                                                --------
            FINANCE -- 32.1%
     87     ACE Ltd. .........................................     4,644
     56     Allstate Corp. ...................................     3,033
    306     Bank of America Corp. ............................    14,140
     63     Chubb Corp. ......................................     6,117
    284     Citigroup, Inc. ..................................    13,806
     44     Comerica, Inc. ...................................     2,514
     22     General Growth Properties, Inc. ..................     1,015
    173     J.P. Morgan Chase & Co. ..........................     6,878
     72     MBNA Corp. .......................................     1,958
    108     Merrill Lynch & Co., Inc. ........................     7,281
    107     National City Corp. ..............................     3,597
    117     PNC Financial Services Group, Inc. ...............     7,258
    126     SunTrust Banks, Inc. .............................     9,149
    134     U.S. Bancorp......................................     3,999
     34     UBS AG............................................     3,188
     56     Wachovia Corp. ...................................     2,958
     42     Washington Mutual, Inc. ..........................     1,809
    102     Wells Fargo & Co. ................................     6,418
                                                                --------
                                                                  99,762
                                                                --------
            HEALTH CARE -- 7.6%
    105     Abbott Laboratories...............................     4,152
     64     AstraZeneca plc ADR...............................     3,086

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- (CONTINUED)
    126     Baxter International, Inc. .......................  $  4,727
    139     Pfizer, Inc. .....................................     3,236
    185     Wyeth.............................................     8,543
                                                                --------
                                                                  23,744
                                                                --------
            SERVICES -- 0.8%
     42     Gannett Co., Inc. ................................     2,558
                                                                --------
            TECHNOLOGY -- 8.1%
    385     AT&T, Inc. .......................................     9,438
    137     BellSouth Corp. ..................................     3,714
    186     General Electric Co. .............................     6,523
    146     Sprint Nextel Corp. ..............................     3,408
     71     Verizon Communications, Inc. .....................     2,134
                                                                --------
                                                                  25,217
                                                                --------
            UTILITIES -- 11.9%
     84     Consolidated Edison, Inc. ........................     3,882
     28     Constellation Energy Group, Inc. .................     1,630
    109     Dominion Resources, Inc. .........................     8,418
     19     Entergy Corp. ....................................     1,332
     83     Exelon Corp. .....................................     4,412
    182     FPL Group, Inc. ..................................     7,549
     65     PPL Corp. ........................................     1,911
     72     SCANA Corp. ......................................     2,852
     84     Southern Co. .....................................     2,911
     42     TXU Corp. ........................................     2,128
                                                                --------
                                                                  37,025
                                                                --------
            Total common stock
              (cost $289,692).................................  $304,775
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.8%
            REPURCHASE AGREEMENTS -- 1.8%
 $2,567     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  2,567
     77     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        77
    158     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       158
    791     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       791
  1,846     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     1,846
                                                                --------
            Total short-term investments
              (cost $5,439)...................................  $  5,439
                                                                --------
            Total investments in securities
              (cost $295,131) O...............................  $310,214
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.55% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $295,232 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $20,047
      Unrealized depreciation.........................   (5,065)
                                                        -------
      Net unrealized appreciation.....................  $14,982
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 1.6%
     35     Dow Chemical Co. .................................  $ 1,547
                                                                -------
            CAPITAL GOODS -- 3.5%
     25     Boeing Co. .......................................    1,784
     27     Caterpillar, Inc. ................................    1,571
                                                                -------
                                                                  3,355
                                                                -------
            CONSUMER CYCLICAL -- 8.8%
    109     Dollar General Corp. .............................    2,071
     27     Federated Department Stores, Inc. ................    1,758
    111     Gap, Inc. ........................................    1,960
     25     Pulte Homes, Inc. ................................      988
     29     Toyota Motor Corp. I..............................    1,520
                                                                -------
                                                                  8,297
                                                                -------
            CONSUMER STAPLES -- 4.5%
     31     PepsiCo, Inc. ....................................    1,826
     42     Procter & Gamble Co. .............................    2,442
                                                                -------
                                                                  4,268
                                                                -------
            ENERGY -- 7.4%
     63     Exxon Mobil Corp. ................................    3,511
    149     Williams Cos., Inc. ..............................    3,459
                                                                -------
                                                                  6,970
                                                                -------
            FINANCE -- 21.0%
     45     American International Group, Inc. ...............    3,071
     48     Citigroup, Inc. ..................................    2,315
     11     Goldman Sachs Group, Inc. ........................    1,379
    183     MBNA Corp. .......................................    4,962
     --     Mitsubishi UFJ Financial Group, Inc. I............      817
     18     Muenchener Rueckversicherungs-Gesellschaft AG I...    2,486
     24     State Street Corp. ...............................    1,347
     37     UBS AG............................................    3,492
                                                                -------
                                                                 19,869
                                                                -------
            HEALTH CARE -- 11.4%
     19     Amgen, Inc. B.....................................    1,491
     76     Lilly (Eli) & Co. ................................    4,307
     45     Medtronic, Inc. ..................................    2,596
     56     Sanofi-Aventis S.A. ADR...........................    2,436
                                                                -------
                                                                 10,830
                                                                -------
            SERVICES -- 8.2%
     72     Accenture Ltd. Class A............................    2,073
     --     CBS Corp. Class B.................................        8
     82     Comcast Corp. Class A B...........................    2,139

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SERVICES -- (CONTINUED)
     45     Viacom, Inc. Class B B............................  $ 1,839
     61     XM Satellite Radio Holdings, Inc. Class A B.......    1,670
                                                                -------
                                                                  7,729
                                                                -------
            TECHNOLOGY -- 26.2%
    110     Applied Materials, Inc. ..........................    1,966
    158     Cisco Systems, Inc. B.............................    2,703
     42     First Data Corp. .................................    1,798
    129     General Electric Co. .............................    4,532
     43     Lexmark International, Inc. ADR B.................    1,914
    133     Microsoft Corp. ..................................    3,470
      3     Samsung Electronics Co., Ltd. I...................    1,985
     37     Sony Corp. ADR....................................    1,489
    129     Sprint Nextel Corp. ..............................    3,002
     50     Yahoo!, Inc. B....................................    1,944
                                                                -------
                                                                 24,803
                                                                -------
            TRANSPORTATION -- 3.4%
     42     Carnival Corp. ...................................    2,240
     58     Southwest Airlines Co. ...........................      946
                                                                -------
                                                                  3,186
                                                                -------
            Total common stock
              (cost $86,611)..................................  $90,854
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.7%
            REPURCHASE AGREEMENTS -- 2.7%
 $1,202     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $ 1,202
     36     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       36
     74     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       74
    370     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      370
    864     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      864
                                                                -------
            Total short-term investments
              (cost $2,546)...................................  $ 2,546
                                                                -------
            Total investments in securities
              (cost $89,157) O................................  $93,400
                                                                =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.03% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $89,307 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $4,973
      Unrealized depreciation..........................    (880)
                                                         ------
      Net unrealized appreciation......................  $4,093
                                                         ======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $6,808, which represents 7.19% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
COMMON STOCK -- 60.5%
              BASIC MATERIALS -- 4.7%
         81   Anglo American plc I..............................  $  2,771
         50   Cameco Corp. H....................................     3,176
         61   Companhia Vale do Rio Doce ADR....................     2,510
         51   Freeport-McMoRan Copper & Gold, Inc. Class B......     2,733
         59   Inco Ltd. B.......................................     2,579
        102   JSR Corp. I.......................................     2,684
         50   Rio Tinto plc I...................................     2,299
          9   Xstrata plc IH....................................       221
                                                                  --------
                                                                    18,973
                                                                  --------
              CAPITAL GOODS -- 0.5%
         30   Boeing Co.........................................     2,093
                                                                  --------
              CONSUMER CYCLICAL -- 4.7%
         33   Abercrombie & Fitch Co. Class A...................     2,144
         18   Adidas-Salomon AG IH..............................     3,435
         42   Best Buy Co., Inc.................................     1,841
        979   Carphone Warehouse Group plc I....................     4,668
         20   Hyundai Motor Co. Ltd. BI.........................     1,909
         61   Seven & I Holdings Co., Ltd.......................     2,633
         41   Toyota Motor Corp. I..............................     2,158
                                                                  --------
                                                                    18,788
                                                                  --------
              CONSUMER STAPLES -- 4.2%
         20   Altria Group, Inc.................................     1,517
         12   Nestle S.A. I.....................................     3,580
        107   Procter & Gamble Co...............................     6,170
        175   Reckitt Benckiser plc I...........................     5,781
                                                                  --------
                                                                    17,048
                                                                  --------
              ENERGY -- 2.1%
         20   Schlumberger Ltd..................................     1,914
         45   Suncor Energy, Inc................................     2,826
         39   Valero Energy Corp................................     1,992
         42   XTO Energy, Inc...................................     1,841
                                                                  --------
                                                                     8,573
                                                                  --------
              FINANCE -- 14.9%
         67   ACE Ltd...........................................     3,597
         35   Allianz AG I......................................     5,349
         95   Commerzbank AG I..................................     2,919
        140   Credit Suisse Group I.............................     7,145
         58   E*Trade Financial Corp. B.........................     1,204
         39   Goldman Sachs Group, Inc..........................     4,981
         47   Hana Financial Holdings...........................     2,140
         15   KBC Group N.V. I..................................     1,386
         46   LVMH Moet Hennessy Louis Vuitton S.A. IH..........     4,058
         --   Mitsubishi UFJ Financial Group, Inc. I............     3,336
         26   Muenchener Rueckversicherungs-Gesellschaft AG I...     3,470
        226   Shinsei Bank Ltd. I...............................     1,310

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
         46   SLM Corp..........................................  $  2,518
        239   Standard Chartered plc I..........................     5,316
         41   UBS AG I..........................................     3,932
        598   UniCredito Italiano S.p.A. I......................     4,122
         59   UnitedHealth Group, Inc...........................     3,648
                                                                  --------
                                                                    60,431
                                                                  --------
              HEALTH CARE -- 6.4%
         16   Amgen, Inc. B.....................................     1,254
         76   Cardinal Health, Inc..............................     5,239
         92   Eisai Co., Ltd. IH................................     3,871
         55   Medtronic, Inc....................................     3,189
         46   Merck KGaA........................................     3,813
         33   Monsanto Co.......................................     2,590
         17   Roche Holding AG I................................     2,582
         72   Teva Pharmaceutical Industries Ltd. ADR H.........     3,110
                                                                  --------
                                                                    25,648
                                                                  --------
              SERVICES -- 5.3%
         --   Dentsu, Inc. I....................................       849
      1,311   EMI Group plc I...................................     5,466
         48   Grupo Televisa S.A. ADR...........................     3,888
         10   Harrah's Entertainment, Inc.......................       734
         36   Las Vegas Sands Corp. BH..........................     1,421
         21   Monster Worldwide, Inc. B.........................       837
         44   Pixar Animation Studios B.........................     2,304
        444   Sirius Satellite Radio, Inc. BH...................     2,971
        145   Warner Music Group Corp. H........................     2,796
                                                                  --------
                                                                    21,266
                                                                  --------
              TECHNOLOGY -- 16.5%
        125   America Movil S.A. de C.V. ADR....................     3,666
        143   American Tower Corp. Class A B....................     3,864
        132   ASML Holding N.V. BI..............................     2,640
        339   Corning, Inc. B...................................     6,661
         23   Electronic Arts, Inc. B...........................     1,193
         13   Google, Inc. B....................................     5,393
         41   Matsushita Electric Industrial Co., Ltd. I........       790
        168   Microsoft Corp....................................     4,398
        173   Motorola, Inc.....................................     3,901
        100   Network Appliance, Inc. B.........................     2,687
        243   Nokia Oyj I.......................................     4,457
         66   Qualcomm, Inc.....................................     2,856
          5   Samsung Electronics Co., Ltd. I...................     3,423
        210   SES Global S.A. IH................................     3,680
        172   Sharp Corp. I.....................................     2,617
         52   Softbank Corp. IH.................................     2,179
        128   Sprint Nextel Corp................................     2,992
      1,208   Telefonaktiebolaget LM Ericsson I.................     4,162
        125   Yahoo!, Inc. B....................................     4,905
                                                                  --------
                                                                    66,464
                                                                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
COMMON STOCK -- (CONTINUED)
              TRANSPORTATION -- 1.2%
         --   East Japan Railway Co. I..........................  $  1,366
         32   Ryanair Holdings plc ADR BH.......................     1,786
        100   Yamato Holdings Co., Ltd. I.......................     1,663
                                                                  --------
                                                                     4,815
                                                                  --------
............   Total common stock
                (cost $218,149).................................  $244,099
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 7.6%
              FINANCE -- 7.6%
$       521   American Express Credit Account Master Trust,
                4.37%, 01/18/2011 K.............................  $    521
         40   AmeriCredit Automobile Receivables Trust,
                2.39%, 11/06/2007...............................        40
        239   AmeriCredit Automobile Receivables Trust,
                2.53%, 03/06/2008...............................       238
         28   Ameriquest Mortgage Securities, Inc.,
                4.48%, 03/25/2035 K.............................        28
        188   ARMS II,
                4.71%, 09/10/2034 K.............................       188
        500   Bank One Issuance Trust,
                4.48%, 06/15/2011 K.............................       501
        595   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.68%, 08/13/2039...............................       579
        450   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.61%, 11/15/2033...............................       460
        906   BMW Vehicle Owner Trust,
                3.66%, 12/26/2007...............................       903
         90   Capital Auto Receivables Asset Trust,
                4.43%, 10/16/2006 K.............................        90
        620   Capital One Auto Finance Trust,
                4.39%, 07/15/2010 K.............................       620
        355   Carmax Auto Owner Trust CMO,
                3.78%, 02/15/2008...............................       354
        265   Chase Issuance Trust,
                4.39%, 07/15/2010 K.............................       265
        716   Collegiate Funding Services Education Loan Trust
                I,
                4.53%, 09/28/2017 K.............................       715
        350   Collegiate Funding Services Education Loan Trust
                I,
                4.54%, 09/29/2014 K.............................       349
        399   Credit-Based Asset Servicing and Securities,
                4.50%, 08/25/2035 K.............................       399
         91   Crusade Global Trust,
                4.30%, 01/16/2035...............................        91
        113   Crusade Global Trust,
                4.35%, 01/17/2034...............................       113
        293   Crusade Global Trust,
                4.56%, 06/17/2037 K.............................       292

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
$       208   Crusade Global Trust,
                4.69%, 09/18/2034 K.............................  $    209
        450   CS First Boston Mortgage Securities Corp.,
                3.936%, 05/15/2038..............................       418
        341   DaimlerChrysler Auto Trust,
                2.62%, 06/08/2007...............................       340
        670   DaimlerChrysler Master Owner Trust,
                4.38%, 08/17/2009 K.............................       670
        800   Discover Card Master Trust I,
                4.38%, 09/16/2010 K.............................       800
        400   Discover Card Master Trust I,
                4.39%, 05/15/2010 K.............................       400
        285   Discover Card Master Trust I,
                4.40%, 04/16/2010 K.............................       285
GBP     210   European Loan Conduit,
                5.17%, 11/01/2029 M.............................       361
        850   Fleet Credit Card Master Trust II,
                2.40%, 07/15/2008 [ ]...........................       849
      1,135   GE Capital Credit Card Master Note Trust,
                4.42%, 06/15/2010 K.............................     1,136
        292   GE Commercial Equipment Financing LLC,
                3.03%, 01/22/2007 M.............................       291
        295   GE Commercial Equipment Financing LLC,
                4.38%, 01/20/2007 K.............................       295
        379   GE Corporate Aircraft Financing LLC,
                4.55%, 09/25/2013 MK............................       379
        465   Gracechurch Card Funding plc,
                4.39%, 11/16/2009 K.............................       465
        202   Granite Mortgages plc,
                4.33%, 07/20/2019...............................       202
        175   Greenwich Capital Commercial Funding Corp.,
                5.214%, 09/10/2015..............................       176
      1,045   Honda Auto Receivables Owner Trust,
                2.91%, 10/20/2008 [ ]...........................     1,025
        118   Household Automotive Trust,
                1.73%, 12/17/2007...............................       118
        923   Household Automotive Trust,
                4.16%, 09/17/2008...............................       919
        913   Ixis Real Estate Capital Trust,
                4.49%, 12/25/2035 K.............................       913
        480   MBNA Credit Card Master Note Trust,
                6.55%, 12/15/2008...............................       484
        546   Medallion Trust,
                4.39%, 05/10/2036 K.............................       546
        200   Medallion Trust,
                4.52%, 05/25/2035 K.............................       201
        206   Medallion Trust,
                4.69%, 12/21/2033 K.............................       206
        375   Morgan Stanley Capital I,
                5.23%, 09/15/2042...............................       376
        600   Morgan Stanley Capital I,
                6.20%, 07/15/2033...............................       615
      1,097   Morgan Stanley Home Equity Loans,
                4.49%, 08/25/2035 K.............................     1,098

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       699   National RMBS Trust,
                4.61%, 03/20/2034 K.............................  $    699
        232   Navistar Financial Corp. Owner Trust,
                2.72%, 12/15/2007...............................       231
        220   New Century Home Equity Loan Trust,
                4.67%, 03/25/2035 K.............................       221
        480   Nissan Auto Lease Trust,
                2.90%, 08/15/2007...............................       476
        272   Nissan Auto Receivables Owner Trust,
                3.22%, 07/16/2007...............................       270
        445   Nissan Auto Receivables Owner Trust,
                3.75%, 09/17/2007...............................       443
        500   Nomura Asset Securities Corp.,
                6.59%, 03/15/2030...............................       517
        491   Onyx Acceptance Grantor Trust,
                4.03%, 04/15/2008...............................       489
        391   Option One Mortgage Loan Trust,
                4.48%, 08/25/2035 K.............................       391
        597   Option One Mortgage Loan Trust,
                4.54%, 08/25/2035 K.............................       597
        570   Prudential Commercial Mortgage Trust,
                4.49%, 02/11/2036...............................       549
        523   Residential Asset Securities Corp.,
                4.48%, 08/25/2035 K.............................       523
        275   RMAC plc,
                4.54%, 12/12/2018 ZK............................       275
GBP       8   RMAC plc,
                4.75%, 12/12/2020 MK............................        14
        103   USAA Auto Owner Trust,
                1.58%, 06/15/2007...............................       103
         10   USAA Auto Owner Trust,
                2.41%, 02/15/2007...............................        10
        229   USAA Auto Owner Trust,
                2.79%, 06/15/2007...............................       228
      1,090   USAA Auto Owner Trust,
                3.80%, 12/17/2007...............................     1,086
        263   USAA Auto Owner Trust,
                3.55%, 09/17/2007...............................       262
        895   Volkswagen Credit Auto Master Trust,
                4.39%, 07/20/2010 K.............................       895
        500   Wachovia Bank Commercial Mortgage Trust,
                5.12%, 07/15/2042...............................       498
        502   Westpac Securitisation Trust,
                4.57%, 03/23/2036 K.............................       502
         35   WFS Financial Owner Trust CMO,
                2.03%, 10/22/2007...............................        35
         56   WFS Financial Owner Trust CMO,
                2.50%, 12/17/2007...............................        56

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
$       891   WFS Financial Owner Trust,
                4.00%, 06/17/2008...............................  $    888
         64   Whole Auto Loan Trust CMO,
                2.59%, 05/15/2007...............................        63
                                                                  --------
............   Total asset and commercial mortgage backed
                securities
                (cost $30,916)..................................  $ 30,844
                                                                  --------
CORPORATE BONDS: INVESTMENT GRADE -- 24.3%
              BASIC MATERIALS -- 0.1%
EUR     325   Int'l Paper Co.,
                5.375%, 08/11/2006..............................  $    390
                                                                  --------
              CAPITAL GOODS -- 0.3%
      1,050   Boeing Co,
                8.10%, 11/15/2006...............................     1,078
                                                                  --------
              CONSUMER CYCLICAL -- 0.5%
        485   DaimlerChrysler N.A. Holding Corp.,
                4.875%, 06/15/2010..............................       474
        350   Staples, Inc.,
                7.125%, 08/15/2007..............................       362
      1,350   Wal-Mart Stores, Inc.
                5.25%, 09/01/2035...............................     1,310
                                                                  --------
                                                                     2,146
                                                                  --------
              CONSUMER STAPLES -- 0.1%
        300   ConAgra Foods, Inc.,
                6.00%, 09/15/2006...............................       302
                                                                  --------
              ENERGY -- 0.2%
        735   Burlington Resources Finance Co.,
                5.60%, 12/01/2006...............................       739
                                                                  --------
              FOREIGN GOVERNMENTS -- 13.4%
AUD     415   Australian Government Bond,
                6.00%, 02/15/2017 +.............................       324
CAD     740   Canadian Government,
                5.50%, 06/01/2010...............................       677
CAD     855   Canadian Government,
                5.75%, 06/01/2029...............................       919
EUR   4,035   Denmark Government,
                4.875%, 04/18/2007..............................     4,899
DKK   3,676   Denmark Government,
                6.00%, 11/15/2009...............................       647
EUR   1,700   Deutschland Bundesrepublik,
                3.75%, 01/04/2015...............................     2,085
EUR   3,440   Deutschland Bundesrepublik,
                4.00%, 01/04/2037 +.............................     4,402
EUR   4,110   Deutschland Rep DBR,
                5.25%, 07/04/2010 +.............................     5,309
      1,050   Finland (Republic of),
                4.75%, 03/06/2007 H.............................     1,049
EUR     400   French Government,
                4.00%, 04/25/2013...............................       498

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
vILS $5,120   Israel Government Bond -- Shahar,
                7.50%, 03/31/2014...............................  $  1,204
JPY 757,150   Japanese Government,
                1.40%, 06/22/2009...............................     6,602
JPY 461,500   Japanese Government,
                1.40%, 09/20/2011 +.............................     4,424
JPY 322,600   Japanese Government,
                1.50%, 09/20/2014 +.............................     2,763
JPY 162,900   Japanese Government,
                2.10%, 09/20/2025 +.............................     1,407
        430   Korea Development Bank,
                4.625%, 09/16/2010 H............................       421
MXP   7,525   Mexican Bonos,
                10.00%, 12/05/2024..............................       800
SGD   1,430   Singapore Government,
                4.00%, 03/01/2007...............................       875
SGD   1,350   Singapore Government,
                4.375%, 01/15/2009..............................       846
GBP     845   UK Treasury,
                4.25%, 03/07/2036 +.............................     1,522
GBP   1,931   UK Treasury,
                4.75%, 06/07/2010 +.............................     3,400
GBP   2,295   UK Treasury,
                4.75%, 09/07/2015...............................     4,151
GBP   3,000   UK Treasury,
                5.00%, 03/07/2008...............................     5,249
                                                                  --------
                                                                    54,473
                                                                  --------
              FINANCE -- 7.1%
        300   Aiful Corp.,
                4.45%, 02/16/2010 M.............................       291
        725   Aiful Corporation,
                5.0%, 08/10/2010 M..............................       716
        670   American General Financial,
                5.40%, 12/01/2015...............................       668
      1,130   American Honda Finance Corp.,
                4.22%, 07/23/2007 MK............................     1,130
EUR     650   ASIF III (Jersey) Ltd.,
                2.34%, 07/17/2006...............................       769
        310   Axa,
                8.60%, 12/15/2030...............................       414
        905   BAE Systems Holdings, Inc.,
                4.74%, 08/15/2008 MK............................       906
EUR     430   BAT International Finance plc,
                3.02%, 04/03/2006...............................       510
        500   Berkshire Hathaway Finance Corp.,
                4.17%, 01/11/2008...............................       501
        450   Boeing Capital Corp.,
                4.75%, 08/25/2008 H.............................       449
      1,300   Caterpillar Financial Services Corp.,
                4.34%, 02/12/2007 K.............................     1,301
        990   Credit Suisse First Boston USA, Inc.,
                5.125%, 08/15/2015..............................       980
      1,020   First Union-Chase Commercial Mortgage,
                6.65%, 06/15/2031...............................     1,062

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
$     1,150   HBOS Treasury Services plc,
                4.00%, 09/15/2009 M.............................  $  1,120
EUR     540   International Lease Finance Corp.,
                3.39%, 06/26/2006 K.............................       642
      1,240   Lasalle Bank,
                4.09%, 05/17/2006...............................     1,238
EUR     800   Lloyds TSB Bank plc,
                5.25%, 07/14/2008...............................       992
        904   MBNA Credit Card Master Note Trust,
                4.37%, 12/15/2010 K.............................       904
GBP     560   Metlife, Inc.,
                5.25%, 06/29/2020...............................       983
        525   Mizuho Financial Group, Inc.,
                5.79%, 04/15/2014 M.............................       542
EUR     225   Nordea Bank Finland plc,
                5.75%, 03/26/2014...............................       286
EUR   1,100   Nordea Bank Norge,
                2.45%, 12/13/2006 K.............................     1,302
GBP     620   Northern Rock plc,
                4.67%, 01/31/2006 K.............................     1,066
EUR     425   Oversea-Chinese Banking Corp., Ltd.,
                7.25%, 09/06/2011 Z.............................       596
EUR     480   Pemex Project Funding Master Trust,
                6.375%, 08/05/2016 M............................       646
EUR     400   Rci Banque S.A.,
                2.34%, 01/04/2006...............................       474
      1,325   Royal Bank Of Scotland plc,
                4.40%, 11/24/2006 MK............................     1,326
      1,350   Royal Bank Of Scotland plc,
                4.79%, 12/18/2006...............................     1,350
      1,350   Societe Generale,
                4.78%, 12/18/2006...............................     1,350
        144   Southern Capital Corp.,
                5.70%, 06/30/2023 M.............................       145
        250   St. Paul Travelers Cos., Inc.,
                5.75%, 03/15/2007 H.............................       251
      1,145   Temasek Financial I Ltd.,
                4.50%, 09/21/2015 M.............................     1,102
EUR     550   Unicredito Italiano Bank,
                2.18%, 10/11/2006...............................       651
      1,200   US Bank NA,
                4.23%, 07/28/2006 K.............................     1,200
EUR     550   Volkswagen Bank GmbH,
                2.59%, 12/27/2006 K.............................       651
                                                                  --------
                                                                    28,514
                                                                  --------
              SERVICES -- 0.5%
        691   Harrahs Operating Income Co., Inc.,
                5.625%, 06/01/2015..............................       679
      1,350   News America, Inc.,
                6.40%, 12/15/2035 M.............................     1,361
                                                                  --------
                                                                     2,040
                                                                  --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
          v   TECHNOLOGY -- 1.5%
$     1,940   AT&T, Inc.,
                5.30%, 11/15/2010 H.............................  $  1,946
        475   Cingular Wireless Services, Inc.
                7.875%, 03/01/2011..............................       533
        530   Comcast Corp.,
                5.45%, 11/15/2010...............................       533
EUR     150   France Telecom,
                8.00%, 12/20/2017...............................       322
        630   General Electric Co.,
                5.00%, 02/01/2013...............................       630
        405   Sprint Capital Corp.,
                4.78%, 08/17/2006...............................       405
        440   Sprint Capital Corp.,
                7.125%, 01/30/2006..............................       441
        305   Sprint Capital Corp.,
                7.625%, 01/30/2011..............................       336
        405   Telecom Italia Capital,
                6.375%, 11/15/2033..............................       410
        375   Verizon New England, Inc.,
                6.50%, 09/15/2011...............................       384
                                                                  --------
                                                                     5,940
                                                                  --------
              TRANSPORTATION -- 0.1%
        320   Union Pacific Corp.,
                6.40%, 02/01/2006...............................       320
                                                                  --------
              UTILITIES -- 0.5%
        350   FPL Group Capital, Inc.,
                6.125%, 05/15/2007..............................       355
GBP     160   Northumbrian Water,
                6.00%, 10/11/2017...............................       300
        300   Nstar,
                8.00%, 02/15/2010...............................       332
        195   Virginia Electric & Power Co.,
                5.375%, 02/01/2007 H............................       196
        800   Virginia Electric & Power,
                5.75%, 03/31/2006...............................       801
                                                                  --------
                                                                     1,984
                                                                  --------
............   Total corporate bonds: investment grade
                (cost $96,252)..................................  $ 97,926
                                                                  --------
 CONTRACTS
-----------
          V
PUT OPTIONS PURCHASED -- 0.0%
              ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
      3,180   Canadian Dollar vs. Japanese Yen, February 2006,
                95.70...........................................  $      3
                                                                  --------
............   Total put options purchased
                (cost $33)......................................  $      3
                                                                  --------
 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE U
-----------                                                       --------
          v
U.S. GOVERNMENT SECURITIES -- 15.8%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
$     1,200   Federal Home Loan Bank
                5.75% 2012......................................  $  1,264
                                                                  --------
              U.S. TREASURY SECURITIES -- 15.5%
     13,250   2.875% 2006.......................................    13,066
     16,070   3.00% 2009........................................    15,423
     13,802   3.375% 2007 J+....................................    17,462
      2,795   4.00% 2015 +......................................     2,710
     13,200   4.128% 2010 +.....................................    13,070
        540   5.375% 2031.......................................       607
                                                                  --------
                                                                    62,338
                                                                  --------
............   Total U.S. government securities
                (cost $63,555)..................................  $ 63,602
                                                                  --------
U.S. GOVERNMENT AGENCIES -- 4.2%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%
$     1,430   4.50% 2020........................................  $  1,391
        564   5.03% 2029........................................       577
        391   5.50% 2019........................................       394
                                                                  --------
                                                                     2,362
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
      1,320   3.25% 2006........................................     1,309
      4,357   4.50% 2020........................................     4,247
      1,422   4.759% 2014.......................................     1,402
      1,643   4.974% 2013.......................................     1,639
      3,923   5.00% 2019........................................     3,885
        145   5.50% 2020........................................       146
        285   5.50% 2034........................................       283
        169   6.50% 2010 -- 2013................................       173
          9   7.00% 2029........................................         9
                                                                  --------
                                                                    13,093
                                                                  --------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
        524   6.00% 2028 -- 2035................................       536
        123   6.50% 2028........................................       129
        656   7.50% 2035........................................       692
         69   8.00% 2029 -- 2030................................        75
                                                                  --------
                                                                     1,432
                                                                  --------
............   Total U.S. government agencies
                (cost $16,969)..................................  $ 16,887
                                                                  --------
............   Total long-term investments
                (cost $425,874).................................  $453,361
                                                                  --------
SHORT-TERM INVESTMENTS -- 16.5%
              FINANCE -- 2.5%
$     1,350   HBOS Treasury Services plc,
                4.79%, 12/18/2006...............................  $  1,350
      1,380   KFW International Finance,
                3.98%, 03/10/2006 Z.............................     1,368
      1,160   Rabobank Nederland
                4.19%, 08/28/2006...............................     1,160
      1,350   Rabobank Nederland,
                4.75%, 12/18/2006...............................     1,350

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE U
-----------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
              FINANCE -- (CONTINUED)
++v$  1,240   Wells Fargo Bank NA,
                4.00%, 07/24/2006...............................  $  1,240
      1,240   Wells Fargo Bank NA,
                4.32%, 07/24/2006 K.............................     1,240
      2,370   Westdeutsche Landesbank,
                3.97%, 07/17/2006...............................     2,370
                                                                  --------
                                                                    10,078
                                                                  --------
              REPURCHASE AGREEMENTS -- 6.5%
     12,344   Banc of America Securities TriParty Joint
                Repurchase Agreement,
                4.30%, 01/03/2006...............................    12,344
        372   Deutsche Bank Securities Joint Repurchase
                Agreement,
                4.29%, 01/03/2006...............................       372
        761   Deutsche Bank Securities TriParty Joint Repurchase
                Agreement,
                4.27%, 01/03/2006...............................       761
      3,805   Morgan Stanley & Co., Inc. TriParty Joint
                Repurchase Agreement,
                4.27%, 01/03/2006...............................     3,805
      8,878   UBS Securities Joint Repurchase Agreement,
                4.33%, 01/03/2006...............................     8,878
                                                                  --------
                                                                    26,160
                                                                  --------
  SHARES
-----------
        ++V   SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 7.5%
     30,232   Navigator Prime Portfolio.........................    30,232
                                                                  --------
............   Total short-term investments
                (cost $66,453)..................................  $ 66,470
                                                                  --------
............   Total investments in securities
                (cost $492,327) O...............................  $519,831
                                                                  ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.17% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $493,112 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $30,881
      Unrealized depreciation.........................   (4,162)
                                                        -------
      Net unrealized appreciation.....................  $26,719
                                                        =======

 Y   All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      DKK  -- Denmark Krone
      EUR  -- EURO
      GBP  -- British Pound
      ILS  -- Israeli Shekel
      JPY  -- Japanese Yen
      MXP  -- Mexican Peso
      SGD  -- Singapore Dollar

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $111,594, which represents 27.66% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $10,330, which represents 2.56% of total net assets.

  Z Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2005, the market value of these securities amounted to $871 or 0.22% of net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $104,745.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Australia                                               0.9%
---------------------------------------------------------------
Belgium                                                 0.3
---------------------------------------------------------------
Brazil                                                  0.6
---------------------------------------------------------------
Canada                                                  2.7
---------------------------------------------------------------
Cayman Islands                                          0.1
---------------------------------------------------------------
Denmark                                                 1.4
---------------------------------------------------------------
Finland                                                 1.4
---------------------------------------------------------------
France                                                  1.5
---------------------------------------------------------------
Germany                                                10.7
---------------------------------------------------------------
Hong Kong                                               0.0
---------------------------------------------------------------
Ireland                                                 0.6
---------------------------------------------------------------
Israel                                                  1.1
---------------------------------------------------------------
Italy                                                   1.0
---------------------------------------------------------------
Japan                                                  11.8
---------------------------------------------------------------
Jersey Channel Isle                                     0.2
---------------------------------------------------------------
Luxembourg                                              1.0
---------------------------------------------------------------
Mexico                                                  2.1
---------------------------------------------------------------
Netherlands                                             1.3
---------------------------------------------------------------
Norway                                                  0.3
---------------------------------------------------------------
Singapore                                               0.8
---------------------------------------------------------------
South Korea                                             2.0
---------------------------------------------------------------
Sweden                                                  1.0
---------------------------------------------------------------
Switzerland                                             4.3
---------------------------------------------------------------
United Kingdom                                         14.5
---------------------------------------------------------------
United States                                          56.5
---------------------------------------------------------------
Short-Term Investments                                 16.5
---------------------------------------------------------------
Other Assets & Liabilities                            (34.6)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                           NUMBER OF                                               (DEPRECIATION)
DESCRIPTION                                                CONTRACTS         POSITION          EXPIRATION          AT 12/31/2005
-----------                                                ---------         --------         ------------         --------------
10 Year Japanese Bond futures contracts                         5              Long             March 2006              $(58)
10 Year U.S. Treasury Note futures contracts                    4              Long             March 2006                 3
5 Year U.S. Treasury Note futures contracts                    67              Long             March 2006                 7
CAC 40 Index futures contracts                                  2              Long             March 2006                --
Eurex DAX Index futures contract                                1              Long             March 2006                 1
Eurex EURO-BOBL futures contracts                               3              Long             March 2006                 4
Eurex EURO-BUND futures contracts                              48              Long             March 2006                75
Eurex EURO-SCHATZ futures contracts                            44              Long             March 2006                11
FTSE 100 Index futures contracts                                2              Long             March 2006                (3)
Hang Seng Index futures contract                                1              Long           January 2006                (3)
Russell Mini futures contracts                                185             Short             March 2006               259
S&P 500 Index futures contracts                                84              Long             March 2006               (82)
SPE SPI 200 Index futures contracts                             1              Long             March 2006                --
                                                                                                                        ----
                                                                                                                        $214
                                                                                                                        ====

These contracts had a market value of $19,565 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 FORWARD BONDS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
                     DESCRIPTION                                VALUE            AMOUNT            DATE            (DEPRECIATION)
                     -----------                               --------         --------         ---------         --------------
Canadian Government                                            $(10,586)        $(10,672)        01/19/2006            $  86
Canadian Government                                              (3,527)          (3,510)        01/18/2006              (17)
Canadian Government                                              (3,621)          (3,567)        01/23/2006              (54)
Deutschland Republik DBR                                           (226)            (229)        01/13/2006                3
Japanese Government                                              (4,392)          (4,259)        01/27/2006             (133)
Swedish Government                                               (8,974)          (8,933)        01/26/2006              (41)
                                                                                                                       -----
                                                                                                                       $(156)
                                                                                                                       =====

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
            DESCRIPTION                     TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
            -----------                     -----------         --------         --------         --------         --------------
Australian Dollar                               Buy             $  4,413         $  4,437         02/01/06             $ (24)
Australian Dollar                              Sell                1,802            1,806         02/01/06                 4
British Pound                                   Buy                1,513            1,516         02/01/06                (3)
British Pound                                   Buy                  187              192         03/17/06                (5)
British Pound                                  Sell                   51               51         01/03/06                --
British Pound                                  Sell                  173              174         01/04/06                 1
British Pound                                  Sell                   86               86         01/05/06                --
British Pound                                  Sell                2,513            2,505         02/01/06                (8)
Canadian Dollar                                 Buy                2,354            2,369         03/15/06               (15)
Canadian Dollar                                Sell                5,551            5,602         03/15/06                51
Chilian Peso                                    Buy                1,749            1,748         03/15/06                 1
Chilian Peso                                   Sell                1,474            1,469         03/15/06                (5)
Chinese Yuan Renminbi                           Buy                  678              681         05/25/06                (3)
Chinese Yuan Renminbi                           Buy                  387              387         05/25/06                --
Chinese Yuan Renminbi                           Buy                2,359            2,324         08/14/06                35
Chinese Yuan Renminbi                          Sell                  678              684         05/25/06                 6
Chinese Yuan Renminbi                          Sell                2,359            2,342         08/14/06               (17)
Danish Krone                                   Sell                  677              672         03/15/06                (5)
Euro                                            Buy               19,127           19,000         02/01/06               127
Euro                                            Buy                  271              276         03/17/06                (5)
Euro                                           Sell                  474              472         01/04/06                (2)
Euro                                           Sell               37,095           36,895         02/01/06              (200)
Hong Kong Dollar                                Buy                6,514            6,507         01/18/06                 7
Hong Kong Dollar                               Sell                6,514            6,572         01/18/06                58
Hungarian Forint                                Buy                  679              686         03/16/06                (7)
Hungarian Forint                               Sell                  818              800         03/16/06               (18)
Iceland Krona                                   Buy                  222              222         03/15/06                --
Iceland Krona                                  Sell                   65               65         03/15/06                --
Israeli Shekel                                  Buy                  954              949         03/15/06                 5
Israeli Shekel                                 Sell                2,225            2,223         03/15/06                (2)
Japanese Yen                                    Buy                3,933            3,919         02/01/06                14
Japanese Yen                                   Sell               10,618           10,549         02/01/06               (69)
Mexican Peso                                    Buy                6,434            6,420         03/15/06                14
Mexican Peso                                    Buy                  658              607         05/25/06                51
Mexican Peso                                   Sell                  400              400         03/15/06                --
Mexican Peso                                   Sell                  658              617         05/25/06               (41)
New Zealand Dollar                              Buy                3,765            3,879         03/15/06              (114)
New Zealand Dollar                             Sell                2,971            3,052         03/15/06                81
Norwegian Krone                                 Buy                2,022            2,058         03/15/06               (36)
Norwegian Krone                                Sell                  831              833         03/15/06                 2
Singapore Dollar                                Buy                  495              491         03/15/06                 4

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
            DESCRIPTION                     TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
            -----------                     -----------         --------         --------         --------         --------------
Singapore Dollar                               Sell             $  3,175         $  3,148         03/15/06             $ (27)
Slovakian Koruna                                Buy                  576              579         03/15/06                (3)
Slovakian Koruna                               Sell                   22               22         03/15/06                --
South Africa Rand                               Buy                1,133            1,125         08/14/06                 8
South Africa Rand                              Sell                5,331            5,273         03/15/06               (58)
South Korean Won                                Buy                2,466            2,429         03/15/06                37
South Korean Won                               Sell                  274              272         03/15/06                (2)
Swedish Krona                                  Sell                3,200            3,233         03/15/06                33
Swiss Francs                                    Buy                4,770            4,853         03/15/06               (83)
Swiss Francs                                   Sell                7,176            7,241         03/15/06                65
Taiwan Dollar                                   Buy                  409              404         03/15/06                 5
Taiwan Dollar                                  Sell                  131              129         03/15/06                (2)
Thailand Baht                                   Buy                2,435            2,429         03/15/06                 6
Thailand Baht                                  Sell                4,606            4,546         03/15/06               (60)
                                                                                                                       -----
                                                                                                                       $(199)
                                                                                                                       =====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 93.5%
            COMMUNICATIONS EQUIPMENT -- 1.0%
     11     Millicom International Cellular S.A. .............  $   298
                                                                -------
            INDUSTRIAL MACHINERY AND EQUIPMENT RENTAL AND LEASE -- 2.4%
    155     Westell Technologies, Inc. Class A B..............      697
                                                                -------
            INFORMATION -- OTHER INFORMATION SERVICES -- 2.2%
     29     AFK Sistema GDR M.................................      637
                                                                -------
            OTHER TELECOMMUNICATIONS -- 29.5%
     84     Brasil Telecom S.A. ADR H.........................    1,084
  1,286     China Telecom Corp. Ltd. I........................      472
     18     Deutsche Telekom AG I.............................      299
     46     France Telecom S.A.  B............................    1,154
     19     Mobile Telesystems OJSC ADR.......................      665
     15     P.T. Telekomunikasi Indonesia ADR.................      353
     23     Tele Norte Leste Participacoes S.A. ADR...........      419
     10     Telefonica S.A. ADR...............................      455
      4     Telenor ASA I.....................................       37
    139     Telenor ASA  B....................................    1,360
     26     Telkom South Africa Ltd. ADR......................    2,224
                                                                -------
                                                                  8,522
                                                                -------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- 0.9%
     --     Samsung Electronics Co., Ltd. I...................      262
                                                                -------
            SOFTWARE PUBLISHERS -- 7.7%
    178     KongZhong Corp. ADR B.............................    2,226
                                                                -------
            TELECOMMUNICATION RESELLERS -- 0.8%
     12     Chunghwa Telecom Co., Ltd. ADR....................      222
      2     Maroc Telecom S.A. I..............................       20
     --     Telecom Egypt ADR M...............................        4
                                                                -------
                                                                    246
                                                                -------
            WIRED TELECOMMUNICATIONS CARRIERS -- 5.5%
     40     Philippine Long Distance Telephone Co. I..........    1,364
     89     Telecom Italia S.p.A. I...........................      220
                                                                -------
                                                                  1,584
                                                                -------
            WIRELESS COMMUNICATIONS SERVICES -- 23.2%
     51     Alamosa Holdings, Inc. B..........................      949
     16     Alltel Corp. .....................................    1,035
     66     Citizens Communications Co. ......................      806
    324     Dobson Communications Corp. B.....................    2,432
     38     FairPoint Communications, Inc. ...................      393
     47     General Communication, Inc. Class A B.............      489
     25     Telefonos de Mexico S.A. ADR Class L..............      615
                                                                -------
                                                                  6,719
                                                                -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 20.3%
     82     Citigroup Global Certificate -- Bharti
              Televentures   B................................      627
    100     Sprint Nextel Corp. ..............................    2,343

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- (CONTINUED)
     84     Turkcell Iletisim Hizmet ADR......................  $ 1,297
     96     UbiquiTel, Inc. B.................................      945
     15     Vimpel-Communications ADR B.......................      668
                                                                -------
                                                                  5,880
                                                                -------
            Total common stock
              (cost $21,043)..................................  $27,071
                                                                -------
PREFERRED STOCKS -- 4.3%
            OTHER TELECOMMUNICATIONS -- 4.3%
     46     Telemar Norte Leste S.A. .........................  $ 1,244
                                                                -------
            Total preferred stocks
              (cost $1,038)...................................  $ 1,244
                                                                -------
            Total long-term investments
              (cost $22,081)..................................  $28,315
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.8%
            REPURCHASE AGREEMENTS -- 2.8%
   $389     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   389
     12     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       12
     24     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       24
    120     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      120
    280     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      280
                                                                -------
                                                                    825
                                                                -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.0%
    859     BNY Institutional Cash Reserve Fund...............  $   859
                                                                -------
            Total short-term investments
              (cost $1,684)...................................  $ 1,684
                                                                -------
            Total investments in securities
              (cost $23,765) O................................  $29,999
                                                                =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 55.26% of total net assets at December 31, 2005.
  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $5,815, which represents 20.08% of total net assets.
  O At December 31, 2005, the cost of securities for federal income tax purposes was $23,774 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $6,716
      Unrealized depreciation..........................    (491)
                                                         ------
      Net unrealized appreciation......................  $6,225
                                                         ======

  B  Currently non-income producing.
 H   Security is partially on loan at December 31, 2005.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $1,268, which represents 4.38% of total net assets.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Brazil                                                  9.5%
---------------------------------------------------------------
China                                                   1.6
---------------------------------------------------------------
Egypt                                                   0.0
---------------------------------------------------------------
France                                                  4.0
---------------------------------------------------------------
Germany                                                 1.0
---------------------------------------------------------------
Indonesia                                               1.2
---------------------------------------------------------------
Italy                                                   0.8
---------------------------------------------------------------
Luxembourg                                              3.2
---------------------------------------------------------------
Mexico                                                  2.1
---------------------------------------------------------------
Morocco                                                 0.1
---------------------------------------------------------------
Norway                                                  4.8
---------------------------------------------------------------
Philippines                                             4.7
---------------------------------------------------------------
Russia                                                  4.6
---------------------------------------------------------------
South Africa                                            7.7
---------------------------------------------------------------
South Korea                                             3.1
---------------------------------------------------------------
Spain                                                   1.6
---------------------------------------------------------------
Taiwan                                                  0.8
---------------------------------------------------------------
Turkey                                                  4.5
---------------------------------------------------------------
United States                                          42.5
---------------------------------------------------------------
Short-Term Investments                                  5.8
---------------------------------------------------------------
Other Assets & Liabilities                             (3.6)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell              $ 7             $ 7            01/03/06             $  --
Euro                                             Sell               30              30            01/03/06                --
Euro                                              Buy                8               8            01/03/06                --
Euro                                              Buy               38              38            01/03/06                --
Norwegian Krone                                   Buy               38              38            01/03/06                --
                                                                                                                       -----
                                                                                                                       $  --
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 99.0%
            ACTIVITIES RELATED TO REAL ESTATE -- 0.0%
      3     United Overseas Land Ltd. Hi......................  $     5
                                                                -------
            COMMERCIAL BANKING -- 11.2%
     37     Bank of America Corp. ............................    1,712
  1,280     China Construction Bank BM........................      446
     23     UBS AG I..........................................    2,163
                                                                -------
                                                                  4,321
                                                                -------
            CONSUMER LENDING -- 1.8%
     10     Takefuji Corp. I..................................      686
                                                                -------
            CREDIT CARD ISSUING -- 4.2%
     19     Capital One Financial Corp. ......................    1,623
                                                                -------
            DEPOSITORY CREDIT BANKING -- 15.8%
     14     Canadian Western Bank H...........................      426
     37     Citigroup, Inc. ..................................    1,773
     29     Golden West Financial Corp. ......................    1,907
     70     HSBC Holdings plc I...............................    1,127
     14     Signature Bank B..................................      404
      9     Webster Financial Corp. ..........................      441
                                                                -------
                                                                  6,078
                                                                -------
            INSURANCE CARRIERS -- 23.9%
     36     ACE Ltd. .........................................    1,940
     14     AMBAC Financial Group, Inc. ......................    1,063
     28     American International Group, Inc. ...............    1,904
     13     MBIA, Inc. .......................................      752
      4     Metlife, Inc. ....................................      201
      3     Prudential Financial, Inc. .......................      198
     20     Reinsurance Group Of America, Inc. ...............      970
     37     St. Paul Travelers Cos., Inc. ....................    1,666
     23     UnumProvident Corp. H.............................      528
                                                                -------
                                                                  9,222
                                                                -------
            INTERNATIONAL TRADE FINANCING (FOREIGN BANKS) -- 27.1%
    174     Banca Intesa S.p.A. Hi............................      922
     86     Banco Bilbao Vizcaya Argentaria S.A. I............    1,543
    123     Capitalia S.p.A. I................................      712
     15     Commerzbank AG I..................................      468
     25     Credit Suisse Group I.............................    1,263
     --     Mitsubishi UFJ Financial Group, Inc. I............    1,430
     28     Royal Bank of Scotland Group plc I................      842
    172     UniCredito Italiano S.p.A. Hi.....................    1,188
     31     United Overseas Bank Ltd. I.......................      272
    109     Westpac Banking Corp. I...........................    1,815
                                                                -------
                                                                 10,455
                                                                -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 1.4%
      8     Canadian Imperial Bank of Commerce H..............      539
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            NONDEPOSITORY CREDIT BANKING -- 3.7%
     22     Countrywide Financial Corp. ......................  $   759
     10     Federal Home Loan Mortgage Corp. .................      673
                                                                -------
                                                                  1,432
                                                                -------
            OTHER FINANCIAL INVESTMENT ACTIVITIES -- 2.5%
     17     State Street Corp. ...............................      965
                                                                -------
            SECURITIES AND COMMODITY EXCHANGES -- 1.2%
      9     Euronext I........................................      458
                                                                -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 6.2%
     22     E*Trade Financial Corp. B.........................      465
      6     Goldman Sachs Group, Inc. ........................      779
     17     Merrill Lynch & Co., Inc. ........................    1,151
                                                                -------
                                                                  2,395
                                                                -------
            Total common stock
              (cost $30,302)..................................  $38,179
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.4%
            REPURCHASE AGREEMENTS -- 0.9%
  $ 172     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   172
      5     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        5
     10     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       10
     53     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       53
    124     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      124
                                                                -------
                                                                    364
                                                                -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.5%
  2,490     Navigator Prime Portfolio.........................    2,490
                                                                -------
            Total short-term investments
              (cost $2,854)...................................  $ 2,854
                                                                -------
            Total investments in securities
              (cost $33,156) O................................  $41,033
                                                                =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 42.28% of total net assets at December 31, 2005.
  O At December 31, 2005, the cost of securities for federal income tax purposes was $33,349 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $7,773
      Unrealized depreciation..........................     (89)
                                                         ------
      Net unrealized appreciation......................  $7,684
                                                         ======

  B  Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal. I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $14,894, which represents 38.62% of total net assets.
 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $446, which represents 1.16% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Australia                                               4.7%
---------------------------------------------------------------
Canada                                                  2.5
---------------------------------------------------------------
China                                                   1.2
---------------------------------------------------------------
Germany                                                 1.2
---------------------------------------------------------------
Italy                                                   7.3
---------------------------------------------------------------
Japan                                                   5.5
---------------------------------------------------------------
Netherlands                                             1.2
---------------------------------------------------------------
Singapore                                               0.7
---------------------------------------------------------------
Spain                                                   4.0
---------------------------------------------------------------
Switzerland                                             8.9
---------------------------------------------------------------
United Kingdom                                          5.1
---------------------------------------------------------------
United States                                          56.7
---------------------------------------------------------------
Short-Term Investments                                  7.4
---------------------------------------------------------------
Other Assets & Liabilities                             (6.4)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.6%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACTIVITIES -- 1.1%
     82     Medco Health Solutions, Inc. B....................  $  4,559
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 1.3%
    137     Bayer AG I........................................     5,750
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 6.6%
    138     Cardinal Health, Inc. ............................     9,494
    369     McKesson Corp. ...................................    19,011
                                                                --------
                                                                  28,505
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- 1.4%
    225     Olympus Corp. IH..................................     5,908
                                                                --------
            ELECTROMEDICAL MANUFACTURING -- 5.2%
    390     Medtronic, Inc. ..................................    22,441
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 0.6%
     62     Triad Hospitals, Inc. B...........................     2,413
                                                                --------
            INSURANCE CARRIERS -- 7.2%
    148     Aetna, Inc. ......................................    13,967
     28     Health Net, Inc. B................................     1,464
    253     UnitedHealth Group, Inc. .........................    15,752
                                                                --------
                                                                  31,183
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 5.0%
    287     Baxter International, Inc. .......................    10,821
    171     Biomet, Inc. .....................................     6,242
    150     Terumo Corp. IH...................................     4,432
                                                                --------
                                                                  21,495
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 0.4%
    370     Bruker BioSciences Corp. BH.......................     1,798
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 51.8%
    523     Abbott Laboratories...............................    20,626
    281     Amylin Pharmaceuticals, Inc. BH...................    11,199
    136     Array BioPharma, Inc. B...........................       951
    368     Astellas Pharma, Inc. I...........................    14,398
    411     AstraZeneca plc ADR...............................    19,970
    130     AtheroGenics, Inc. BH.............................     2,599
    247     Bristol-Myers Squibb Co. .........................     5,669
     87     Cephalon, Inc. BH.................................     5,632
    606     Daiichi Sankyo Co., Ltd. B........................    11,692
    373     Eisai Co., Ltd. IH................................    15,711
    491     Elan Corp. plc ADR B..............................     6,834
    276     Forest Laboratories, Inc. B.......................    11,220
    142     Gilead Sciences, Inc. B...........................     7,463
    113     Hospira, Inc. B...................................     4,838
     59     Ipsen BM..........................................     1,682
    185     Lilly (Eli) & Co. ................................    10,452
    107     NPS Pharmaceuticals, Inc. BH......................     1,268
    317     Panacos Pharmaceuticals, Inc. B...................     2,193
    247     Sanofi-Aventis S.A. ADR...........................    10,853
    961     Schering-Plough Corp. ............................    20,045
     56     Schwarz Pharma AG IH..............................     3,587
      3     Serono S.A. Class B I.............................     2,302
    930     Shionogi & Co., Ltd. I............................    13,075
     77     Takeda Pharmaceutical Co., Ltd. I.................     4,156
    151     UCB S.A. I........................................     7,103

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
    225     Vertex Pharmaceuticals, Inc. BH...................  $  6,217
     91     Watson Pharmaceuticals, Inc. B....................     2,968
                                                                --------
                                                                 224,703
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 1.0%
    175     IMS Health, Inc. .................................     4,361
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 18.0%
    242     Amgen, Inc. B.....................................    19,100
    394     Applera Corp. -- Celera Genomics Group B..........     4,315
    725     Ciphergen Biosystems, Inc. BH.....................       856
    202     CV Therapeutics, Inc. BH..........................     4,986
    373     Cytokinetics, Inc. BH.............................     2,440
    325     Exelixis, Inc. BH.................................     3,057
    146     Genzyme Corp. B...................................    10,327
    515     Human Genome Sciences, Inc. BH....................     4,410
     81     ICOS Corp. BH.....................................     2,233
    276     Incyte Corp. BH...................................     1,475
    222     Medicines Co. BH..................................     3,870
    139     MedImmune, Inc. B.................................     4,864
    911     Millennium Pharmaceuticals, Inc. B................     8,841
    229     Regeneron Pharmaceuticals, Inc. BH................     3,646
    221     Zymogenetics, Inc. BH.............................     3,763
                                                                --------
                                                                  78,183
                                                                --------
            Total common stock
              (cost $368,948).................................  $431,299
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.9%
            REPURCHASE AGREEMENTS -- 0.6%
 $1,279     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 1/3/2006.................................  $  1,279
     39     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 1/3/2006.................................        39
     79     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 1/3/2006.................................        79
    394     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 1/3/2006.................................       394
    920     UBS Securities Joint Repurchase Agreement,
              4.33%, 1/3/2006.................................       920
                                                                --------
                                                                   2,711
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.3%
 57,422     Navigator Prime Portfolio.........................    57,422
                                                                --------
            Total short-term investments
              (cost $60,133)..................................  $ 60,133
                                                                --------
            Total investments in securities
              (cost $429,081) O...............................  $491,432
                                                                ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.45% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $430,410 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 74,759
      Unrealized depreciation........................   (13,737)
                                                       --------
      Net unrealized appreciation....................  $ 61,022
                                                       ========

  B  Currently non-income producing.
  I  The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $76,422, which represents 17.66% of total net assets.
 H   Security is partially on loan at December 31, 2005.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $1,682, which represents 0.39% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Belgium                                                 1.6%
---------------------------------------------------------------
France                                                  2.9
---------------------------------------------------------------
Germany                                                 2.2
---------------------------------------------------------------
Ireland                                                 1.6
---------------------------------------------------------------
Japan                                                  16.0
---------------------------------------------------------------
Switzerland                                             0.5
---------------------------------------------------------------
United Kingdom                                          4.6
---------------------------------------------------------------
United States                                          70.2
---------------------------------------------------------------
Short-Term Investments                                 13.9
---------------------------------------------------------------
Other Assets & Liabilities                            (13.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.6%
      74    KBC Bankverzekeringsholdings IH...................  $    6,902
                                                                ----------
            BRAZIL -- 1.0%
     288    Companhia Vale do Rio Doce ADR....................      11,828
                                                                ----------
            CANADA -- 3.4%
     238    Cameco Corp. H....................................      15,061
     282    Inco Ltd. BH......................................      12,269
     223    Suncor Energy, Inc. ..............................      14,091
                                                                ----------
                                                                    41,421
                                                                ----------
            FINLAND -- 1.8%
   1,207    Nokia Oyj I.......................................      22,131
                                                                ----------
            FRANCE -- 1.6%
     216    LVMH Moet Hennessy Louis Vuitton S.A. IH..........      19,202
                                                                ----------
            GERMANY -- 7.6%
      92    Adidas-Salomon AG IH..............................      17,333
     167    Allianz AG I......................................      25,302
     454    Commerzbank AG I..................................      13,938
     236    Merck KGaA........................................      19,553
     121    Muenchener Rueckversicherungs-Gesellschaft
              AG IH...........................................      16,419
                                                                ----------
                                                                    92,545
                                                                ----------
            IRELAND -- 0.7%
     157    Ryanair Holdings plc ADR BH.......................       8,813
                                                                ----------
            ISRAEL -- 1.3%
     372    Teva Pharmaceutical Industries Ltd. ADR H.........      15,987
                                                                ----------
            ITALY -- 1.7%
   2,984    UniCredito Italiano S.p.A. I......................      20,573
                                                                ----------
            JAPAN -- 10.7%
       2    Dentsu, Inc. I....................................       6,166
       1    East Japan Railway Co. I..........................       6,508
     440    Eisai Co., Ltd. IH................................      18,520
     488    JSR Corp. I.......................................      12,815
     325    Matsushita Electric Industrial Co., Ltd. I........       6,264
       1    Mitsubishi UFJ Financial Group, Inc. I............      16,668
     296    Seven & I Holdings Co., Ltd. .....................      12,667
     825    Sharp Corp. I.....................................      12,553
   1,552    Shinsei Bank Ltd. I...............................       8,998
     258    Softbank Corp. IH.................................      10,884
     197    Toyota Motor Corp. I..............................      10,276
     482    Yamato Holdings Co., Ltd. I.......................       8,014
                                                                ----------
                                                                   130,333
                                                                ----------
            LUXEMBOURG -- 1.4%
   1,005    SES Global S.A. IH................................      17,606
                                                                ----------
            MEXICO -- 3.0%
     603    America Movil S.A. de C.V. ADR....................      17,644
     231    Grupo Televisa S.A. ADR H.........................      18,604
                                                                ----------
                                                                    36,248
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            NETHERLANDS -- 1.0%
     629    ASML Holding N.V. BI..............................  $   12,604
                                                                ----------
            SOUTH KOREA -- 3.0%
     223    Hana Financial Holdings...........................      10,204
     100    Hyundai Motor Co. Ltd. BI.........................       9,510
      27    Samsung Electronics Co., Ltd. I...................      17,081
                                                                ----------
                                                                    36,795
                                                                ----------
            SWEDEN -- 1.6%
   5,715    Telefonaktiebolaget LM Ericsson I.................      19,691
                                                                ----------
            SWITZERLAND -- 7.1%
     665    Credit Suisse Group I.............................      33,875
      57    Nestle S.A. I.....................................      16,898
      84    Roche Holding AG I................................      12,608
     243    UBS AG I..........................................      23,087
                                                                ----------
                                                                    86,468
                                                                ----------
            UNITED KINGDOM -- 10.7%
     383    Anglo American plc I..............................      13,078
   5,134    Carphone Warehouse Group plc I....................      24,473
   5,926    EMI Group plc IH..................................      24,701
     830    Reckitt Benckiser plc I...........................      27,357
     265    Rio Tinto plc I...................................      12,125
   1,205    Standard Chartered plc I..........................      26,821
      45    Xstrata plc IH....................................       1,059
                                                                ----------
                                                                   129,614
                                                                ----------
            UNITED STATES -- 40.3%
     155    Abercrombie & Fitch Co. Class A...................      10,083
     317    ACE Ltd. .........................................      16,957
      98    Altria Group, Inc. ...............................       7,308
     694    American Tower Corp. Class A B....................      18,816
      77    Amgen, Inc. B.....................................       6,055
     211    Best Buy Co., Inc. ...............................       9,176
     141    Boeing Co. .......................................       9,897
     358    Cardinal Health, Inc. ............................      24,592
   1,688    Corning, Inc. B...................................      33,194
     288    E*Trade Financial Corp. B.........................       6,004
     114    Electronic Arts, Inc. B...........................       5,969
     240    Freeport-McMoRan Copper & Gold, Inc. Class B......      12,934
     184    Goldman Sachs Group, Inc. ........................      23,511
      65    Google, Inc. B....................................      26,758
      78    Harrah's Entertainment, Inc. .....................       5,582
     234    Las Vegas Sands Corp. BH..........................       9,224
     264    Medtronic, Inc. ..................................      15,210
     813    Microsoft Corp. ..................................      21,252
     160    Monsanto Co. .....................................      12,428
      97    Monster Worldwide, Inc. B.........................       3,976
     814    Motorola, Inc. ...................................      18,384
     497    Network Appliance, Inc. B.........................      13,414
     210    Pixar Animation Studios B.........................      11,066
     508    Procter & Gamble Co. .............................      29,409
     320    Qualcomm, Inc. ...................................      13,777
      98    Schlumberger Ltd. ................................       9,550
   2,101    Sirius Satellite Radio, Inc. BH...................      14,076

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     227    SLM Corp. ........................................  $   12,505
     636    Sprint Nextel Corp. ..............................      14,859
     277    UnitedHealth Group, Inc. .........................      17,188
     193    Valero Energy Corp. ..............................       9,938
     688    Warner Music Group Corp. H........................      13,256
     209    XTO Energy, Inc. .................................       9,192
     593    Yahoo!, Inc. B....................................      23,226
                                                                ----------
                                                                   488,766
                                                                ----------
            Total common stock
              (cost $1,066,621)...............................  $1,197,527
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.7%
            REPURCHASE AGREEMENTS -- 1.7%
 $ 9,590    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    9,590
     289    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         289
     591    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         591
   2,956    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,956
   6,897    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       6,897
                                                                ----------
                                                                    20,323
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.0%
 145,805    Navigator Prime Portfolio.........................     145,805
                                                                ----------
            Total short-term investments
              (cost $166,128).................................  $  166,128
                                                                ----------
            Total investments in securities
              (cost $1,232,749) O.............................  $1,363,655
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,236,416 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $136,681
      Unrealized depreciation........................    (9,442)
                                                       --------
      Net unrealized appreciation....................  $127,239
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $552,040, which represents 45.41% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                              AT DECEMBER 31, 2005

                                                              UNREALIZED
                             MARKET   CONTRACT   DELIVERY    APPRECIATION
 DESCRIPTION   TRANSACTION   VALUE     AMOUNT      DATE     (DEPRECIATION)
-------------  -----------   ------   --------   --------   --------------
British Pound   Sell          $245      $245     01/03/06        $--
British Pound   Sell           831       832     01/04/06          1
British Pound   Sell           412       412     01/05/06         --
                                                                 ---
                                                                 $ 1
                                                                 ===

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         7.5%
---------------------------------------------------------------
Capital Goods                                           0.8
---------------------------------------------------------------
Consumer Cyclical                                       7.7
---------------------------------------------------------------
Consumer Staples                                        6.7
---------------------------------------------------------------
Energy                                                  3.5
---------------------------------------------------------------
Finance                                                24.5
---------------------------------------------------------------
Health Care                                            10.3
---------------------------------------------------------------
Services                                                8.8
---------------------------------------------------------------
Technology                                             26.8
---------------------------------------------------------------
Transportation                                          1.9
---------------------------------------------------------------
Short-Term Investments                                 13.7
---------------------------------------------------------------
Other Assets & Liabilities                            (12.2)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.4%
            AUDIO AND VIDEO EQUIPMENT -- 2.6%
     96     Sony Corp. I......................................  $  3,910
                                                                --------
            BUSINESS SUPPORT SERVICES -- 1.1%
     40     Iron Mountain, Inc. B.............................     1,680
                                                                --------
            COMMUNICATIONS EQUIPMENT -- 8.6%
     11     Motorola, Inc. ...................................       248
    366     Nokia Oyj ADR.....................................     6,689
    136     Qualcomm, Inc. ...................................     5,867
                                                                --------
                                                                  12,804
                                                                --------
            COMPUTER AND PERIPHERAL -- 17.2%
    255     Dell, Inc. B......................................     7,638
    164     EMC Corp./Massachusetts B.........................     2,238
    968     Hon Hai Precision Industry Co., Ltd. I............     5,317
     94     International Business Machines Corp. ............     7,686
    143     Western Digital Corp. (with rights)(a) B..........     2,654
                                                                --------
                                                                  25,533
                                                                --------
            DATA PROCESSING SERVICES -- 5.0%
     41     ChoicePoint, Inc. B...............................     1,843
    130     First Data Corp. .................................     5,574
                                                                --------
                                                                   7,417
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT OTHER --4.0%
    305     Corning, Inc. B...................................     5,986
                                                                --------
            EMPLOYMENT SERVICES -- 0.9%
     29     Manpower, Inc. ...................................     1,367
                                                                --------
            INTERNET PROVIDERS & WEB SEARCH PORTALS -- 12.2%
     22     Google, Inc. B....................................     8,961
    232     Yahoo!, Inc. B....................................     9,105
                                                                --------
                                                                  18,066
                                                                --------
            MANAGEMENT, SCIENTIFIC, AND TECHNOLOGY CONSULTING
            SERVICES -- 1.7%
     86     Accenture Ltd. Class A............................     2,483
                                                                --------
            OTHER SERVICES -- OTHER PERSONAL SERVICES -- 0.8%
     31     Tata Consultancy Services Ltd. Warrants BM........     1,155
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 5.4%
     38     Automatic Data Processing, Inc. ..................     1,744
    145     BISYS Group, Inc. B...............................     2,034
     70     DST Systems, Inc. B...............................     4,194
                                                                --------
                                                                   7,972
                                                                --------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- 23.0%
    118     Altera Corp. B....................................     2,190
     62     Broadcom Corp. Class A B..........................     2,901
    285     Fairchild Semiconductor International, Inc. B.....     4,821
    120     Jabil Circuit, Inc. B.............................     4,455
     88     Lam Research Corp. B..............................     3,147
     39     Marvell Technology Group Ltd. B...................     2,204
     49     Maxim Integrated Products, Inc. ..................     1,769

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- (CONTINUED)
    419     ON Semiconductor Corp. B..........................  $  2,318
     11     Samsung Electronics Co., Ltd. I...................     6,819
     83     STMicroelectronics N.V. I.........................     1,494
     44     Varian Semiconductor Equipment Associates, Inc.
              B...............................................     1,950
                                                                --------
                                                                  34,068
                                                                --------
            SOFTWARE PUBLISHERS -- 16.9%
     56     Adobe Systems, Inc. ..............................     2,070
     45     Cognos, Inc. B....................................     1,555
     86     Compuware Corp. B.................................       770
     80     Electronic Arts, Inc. B...........................     4,200
      8     Infosys Technologies Ltd. ADR.....................       647
     50     Mercury Interactive Corp. B.......................     1,384
    415     Microsoft Corp. ..................................    10,839
      2     Patni Computer Systems Ltd. B.....................        39
     75     Red Hat, Inc. BH..................................     2,035
     21     Salesforce.com, Inc. B............................       683
     33     Serena Software, Inc. B...........................       766
                                                                --------
                                                                  24,988
                                                                --------
            Total common stock
              (cost $126,956).................................  $147,429
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.5%
            REPURCHASE AGREEMENTS -- 0.5%
 $  332     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    332
     10     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        10
     20     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        20
    102     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       102
    239     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       239
                                                                --------
                                                                     703
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.0%
  1,511     BNY Institutional Cash Reserve Fund...............     1,511
                                                                --------
            Total short-term investments
              (cost $2,214)...................................  $  2,214
                                                                --------
            Total investments in securities
              (cost $129,170) O...............................  $149,643
                                                                ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 20.11% of total net assets at December 31, 2005.
  O At December 31, 2005, the cost of securities for federal income tax purposes was $130,148 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $22,290
      Unrealized depreciation.........................   (2,795)
                                                        -------
      Net unrealized appreciation.....................  $19,495
                                                        =======

  B  Currently non-income producing.
  I  The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $17,540, which represents 11.82% of total net assets.
 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $1,155, which represents 0.78% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Bermuda                                                 1.5%
---------------------------------------------------------------
Canada                                                  1.0
---------------------------------------------------------------
Finland                                                 4.5
---------------------------------------------------------------
India                                                   0.5
---------------------------------------------------------------
Japan                                                   2.6
---------------------------------------------------------------
Luxembourg                                              0.8
---------------------------------------------------------------
South Korea                                             4.6
---------------------------------------------------------------
Switzerland                                             1.0
---------------------------------------------------------------
Taiwan                                                  3.6
---------------------------------------------------------------
United States                                          79.3
---------------------------------------------------------------
Short-Term Investments                                  1.5
---------------------------------------------------------------
Other Assets & Liabilities                             (0.9)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 2.1%
    184     Cameco Corp. .....................................  $ 11,642
            CAPITAL GOODS -- 5.8%
    255     Boeing Co. .......................................    17,933
    126     General Dynamics Corp. ...........................    14,332
                                                                --------
                                                                  32,265
                                                                --------
            CONSUMER CYCLICAL -- 1.2%
    103     Abercrombie & Fitch Co. Class A...................     6,727
                                                                --------
            CONSUMER STAPLES -- 2.0%
    194     Procter & Gamble Co. .............................    11,247
                                                                --------
            ENERGY -- 2.6%
     74     Halliburton Co. ..................................     4,597
    241     Petro-Canada......................................     9,664
                                                                --------
                                                                  14,261
                                                                --------
            FINANCE -- 26.8%
     54     Chicago Mercantile Exchange Holdings, Inc. .......    19,889
    384     Commerce Bancorp, Inc. ...........................    13,207
    693     Countrywide Financial Corp. ......................    23,709
    174     Franklin Resources, Inc. .........................    16,364
     98     Legg Mason, Inc. .................................    11,731
    193     Nasdaq Stock Market, Inc. B.......................     6,806
     46     Progressive Corp. ................................     5,325
    144     UBS AG............................................    13,733
    404     UnitedHealth Group, Inc. .........................    25,082
    144     Wellpoint, Inc. B.................................    11,480
                                                                --------
                                                                 147,326
                                                                --------
            HEALTH CARE -- 20.2%
    180     Amgen, Inc. B.....................................    14,214
    519     AstraZeneca plc ADR...............................    25,220
    127     Coventry Health Care, Inc. B......................     7,228
     67     Genzyme Corp. B...................................     4,777
    173     Gilead Sciences, Inc. B...........................     9,082
    420     Medtronic, Inc. ..................................    24,199
    322     Sanofi-Aventis S.A. ADR...........................    14,153
    593     Schering-Plough Corp. ............................    12,357
                                                                --------
                                                                 111,230
                                                                --------
            SERVICES -- 5.5%
     88     Moody's Corp. ....................................     5,407
     55     Pixar Animation Studios B.........................     2,887
    180     Starwood Hotels & Resorts Worldwide, Inc. B.......    11,465
    387     XM Satellite Radio Holdings, Inc. Class A B.......    10,544
                                                                --------
                                                                  30,303
                                                                --------
            TECHNOLOGY -- 32.6%
    323     Adobe Systems, Inc. ..............................    11,935
    196     America Movil S.A. de C.V. ADR....................     5,736
    192     Apple Computer, Inc. B............................    13,776
    247     Danaher Corp. ....................................    13,759

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
    394     Electronic Arts, Inc. B...........................  $ 20,614
    328     General Electric Co. .............................    11,479
     40     Google, Inc. B....................................    16,574
    507     Microsoft Corp. ..................................    13,249
    722     Network Appliance, Inc. B.........................    19,490
    443     Qualcomm, Inc. ...................................    19,081
    114     SanDisk Corp. B...................................     7,150
    689     Yahoo!, Inc. B....................................    26,988
                                                                --------
                                                                 179,831
                                                                --------
            Total common stock
              (cost $480,311).................................  $544,832
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 0.7%
            REPURCHASE AGREEMENTS -- 0.7%
 $1,839     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  1,839
     55     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        55
    113     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       113
    567     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       567
  1,323     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     1,323
                                                                --------
            Total short-term investments
              (cost $3,897)...................................  $  3,897
                                                                --------
            Total investments in securities
              (cost $484,208) O...............................  $548,729
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.49% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $484,260 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $68,021
      Unrealized depreciation.........................   (3,552)
                                                        -------
      Net unrealized appreciation.....................  $64,469
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 3.7%
     268    Cameco Corp. H....................................  $   16,988
     533    Jarden Corp. BH...................................      16,071
     208    Precision Castparts Corp. ........................      10,761
                                                                ----------
                                                                    43,820
                                                                ----------
            CONSUMER CYCLICAL -- 14.4%
     312    Abercrombie & Fitch Co. Class A...................      20,323
     237    Advance Auto Parts, Inc. B........................      10,309
     330    California Pizza Kitchen, Inc. B..................      10,560
     168    Centex Corp. .....................................      12,017
     319    D.R. Horton, Inc. ................................      11,408
     267    GameStop Corp. Class A BH.........................       8,494
     179    GameStop Corp. Class B B..........................       5,182
   1,005    Geox S.p.A. I.....................................      11,062
     335    Kohl's Corp. B....................................      16,281
      22    Pulte Homes, Inc. ................................         866
     299    Standard-Pacific Corp. ...........................      11,011
     251    Target Corp. .....................................      13,803
     382    Tiffany & Co. ....................................      14,615
     291    Wal-Mart Stores, Inc. ............................      13,619
     280    Williams-Sonoma, Inc. B...........................      12,065
                                                                ----------
                                                                   171,615
                                                                ----------
            CONSUMER STAPLES -- 2.1%
     180    Altria Group, Inc. ...............................      13,472
     206    Procter & Gamble Co. .............................      11,946
                                                                ----------
                                                                    25,418
                                                                ----------
            ENERGY -- 2.7%
     196    BJ Services Co. ..................................       7,187
     255    Chesapeake Energy Corp. H.........................       8,075
     154    EOG Resources, Inc. ..............................      11,277
      83    Noble Corp. ......................................       5,848
                                                                ----------
                                                                    32,387
                                                                ----------
            FINANCE -- 3.3%
     183    Comverse Technology, Inc. B.......................       4,858
   8,450    Melco International Development Ltd. I............      10,080
     229    State Street Corp. ...............................      12,685
     118    UBS AG............................................      11,189
                                                                ----------
                                                                    38,812
                                                                ----------
            HEALTH CARE -- 22.2%
     367    Alkermes, Inc. B..................................       7,007
     142    Amgen, Inc. B.....................................      11,230
     339    Amylin Pharmaceuticals, Inc. BH...................      13,521
     368    AstraZeneca plc ADR...............................      17,880
     150    AtheroGenics, Inc. BH.............................       3,003
     230    Auxilium Pharmaceuticals, Inc. B..................       1,277
     215    Cardinal Health, Inc. ............................      14,781
     285    Cephalon, Inc. BH.................................      18,464
     321    Covance, Inc. B...................................      15,589
     514    Digene Corp. B....................................      15,007
     298    Eisai Co., Ltd. I.................................      12,539
     195    Encysive Pharmaceuticals, Inc. B..................       1,540
     218    Forest Laboratories, Inc. B.......................       8,885

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     213    ICOS Corp. BH.....................................  $    5,877
     217    Kissei Pharmaceutical Co., Ltd. IH................       3,897
     262    Medicines Co. B...................................       4,572
     285    Medtronic, Inc. ..................................      16,407
     182    Mentor Corp. .....................................       8,400
     484    Millennium Pharmaceuticals, Inc. B................       4,698
     263    Pharmaceutical Product Development, Inc. .........      16,287
     302    Sanofi-Aventis S.A. ADR...........................      13,245
     980    Schering-Plough Corp. ............................      20,425
   1,094    Shionogi & Co., Ltd. I............................      15,380
     166    St. Jude Medical, Inc. B..........................       8,353
     220    Vertex Pharmaceuticals, Inc. B....................       6,079
                                                                ----------
                                                                   264,343
                                                                ----------
            SERVICES -- 7.9%
     426    Bankrate, Inc. BH.................................      12,587
     288    DreamWorks Animation SKG, Inc. B..................       7,064
     248    Las Vegas Sands Corp. BH..........................       9,789
     485    LECG Corp. B......................................       8,426
   1,452    Sirius Satellite Radio, Inc. BH...................       9,727
     321    Starwood Hotels & Resorts Worldwide, Inc. B.......      20,525
     159    Stericycle, Inc. B................................       9,338
     427    Tetra Tech, Inc. B................................       6,697
     358    XM Satellite Radio Holdings, Inc. Class A BH......       9,769
                                                                ----------
                                                                    93,922
                                                                ----------
            TECHNOLOGY -- 33.8%
     726    Activision, Inc. B................................       9,975
     333    Adobe Systems, Inc. ..............................      12,297
     474    American Tower Corp. Class A B....................      12,843
     409    Applera Corp. -- Applied Biosystems Group.........      10,866
      61    Canadian Satellite Radio Holdings, Inc. ..........         774
     317    Cognos, Inc. B....................................      10,996
     964    Corning, Inc. B...................................      18,950
     325    Crown Castle International Corp. B................       8,746
     245    Electronic Arts, Inc. B...........................      12,795
     751    Evergreen Solar, Inc. H...........................       7,999
     286    F5 Networks, Inc. B...............................      16,339
     449    General Electric Co. .............................      15,741
      47    Google, Inc. B....................................      19,332
     931    Microsoft Corp. ..................................      24,353
     609    Network Appliance, Inc. B.........................      16,443
     626    Nokia Oyj ADR.....................................      11,458
     248    Qualcomm, Inc. ...................................      10,684
     899    Red Hat, Inc. BH..................................      24,500
     828    Redback Networks, Inc. B..........................      11,647
     288    Rockwell Collins, Inc. ...........................      13,397
     348    Salesforce.com, Inc. BH...........................      11,137
      29    Samsung Electronics Co., Ltd. I...................      18,611
     230    SanDisk Corp. B...................................      14,430
     795    Smiths Group plc I................................      14,304
     433    Sprint Nextel Corp. ..............................      10,103
     662    THQ, Inc. B.......................................      15,794
     749    Verifone Holdings, Inc. B.........................      18,955

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     328    Verint Systems, Inc. B............................  $   11,306
     488    Yahoo!, Inc. B....................................      19,108
                                                                ----------
                                                                   403,883
                                                                ----------
            TRANSPORTATION -- 5.6%
     902    GOL Linhas Aereas Inteligentes S.A. ADR H.........      25,443
   1,090    JetBlue Airways Corp. BH..........................      16,758
     248    Royal Caribbean Cruises Ltd. .....................      11,170
     233    Ryanair Holdings plc ADR BH.......................      13,046
                                                                ----------
                                                                    66,417
                                                                ----------
            UTILITIES -- 1.6%
      95    Q-Cells AG BH.....................................       5,525
      26    Q-Cells AG M......................................       1,510
     431    Suntech Power Holdings ADR BH.....................      11,756
                                                                ----------
                                                                    18,791
                                                                ----------
            Total common stock
              (cost $976,054).................................  $1,159,408
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.7%
            REPURCHASE AGREEMENTS -- 3.1%
 $17,714    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   17,714
     534    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         534
   1,092    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       1,092
   5,460    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       5,460
  12,740    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      12,740
                                                                ----------
                                                                    37,540
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 17.6%
 209,774    BNY Institutional Cash Reserve Fund...............  $  209,774
                                                                ----------
            Total short-term investments
              (cost $247,314).................................  $  247,314
                                                                ----------
            Total investments in securities
              (cost $1,223,368) O.............................  $1,406,722
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.93% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $85,872, which represents 7.20% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,224,150 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $194,859
      Unrealized depreciation........................   (12,287)
                                                       --------
      Net unrealized appreciation....................  $182,572
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $1,510, which represents 0.13% of total net assets.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
             DESCRIPTION                      TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
             -----------                      -----------         ------         --------         --------         --------------
Euro.................................            Sell              $268            $268           01/03/06             $  --
Euro.................................            Sell               200             200           01/03/06                --
Japanese Yen.........................            Sell               602             606           01/04/06                 4
                                                                                                                       -----
                                                                                                                       $   4
                                                                                                                       =====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.0%
            TRANSPORTATION -- 1.0%
$   4,550   Continental Airlines, Inc.,
              8.05%, 05/01/2022...............................  $  4,651
    2,610   Delta Air Lines,
              7.38%, 05/18/2010...............................     2,590
                                                                --------
            Total asset and commercial mortgage backed
              securities
              (cost $7,173)...................................  $  7,241
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 2.6%
            BASIC MATERIALS -- 0.4%
$   2,480   Vale Overseas Ltd.,
              8.25%, 01/17/2034...............................  $  2,855
                                                                --------
            SERVICES -- 0.6%
    3,710   Hilton Hotels Corp.,
              7.625%, 12/01/2012 H............................     4,001
                                                                --------
            TRANSPORTATION -- 1.6%
    7,200   American Airlines, Inc.,
              7.86%, 10/01/2011...............................     7,591
    1,997   Continental Airlines, Inc.,
              6.70%, 06/15/2021...............................     1,947
    2,400   Continental Airlines, Inc.,
              7.45%, 10/02/2010...............................     2,422
                                                                --------
                                                                  11,960
                                                                --------
            Total corporate bonds: investment grade
              (cost $18,389)..................................  $ 18,816
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 93.1%
            BASIC MATERIALS -- 12.0%
$   1,061   Abitibi-Consolidated Finance L.P.,
              7.875%, 08/01/2009..............................  $  1,050
    3,460   AEP Industries, Inc.,
              7.875%, 03/15/2013 H............................     3,381
    2,930   AK Steel Corp.,
              7.75%, 06/15/2012 H.............................     2,642
    1,834   Asia Aluminum Holdings Ltd.,
              8.00%, 12/23/2011 M.............................     1,788
    1,050   Boise Cascade LLC,
              7.125%, 10/15/2014 H............................       979
    2,205   California Steel Industries, Inc.,
              6.125%, 03/15/2014..............................     2,062
    3,030   Cascades, Inc.,
              7.25%, 02/15/2013...............................     2,757
    2,000   Century Aluminum Co.,
              7.50%, 08/15/2014...............................     1,970
    2,995   Clarke American Corp.,
              11.75%, 12/15/2013 M............................     2,995
    3,165   Crown Americas, Inc.,
              7.75%, 11/15/2015 M.............................     3,276
      650   Domtar, Inc.,
              7.875%, 10/15/2011 H............................       598
    3,550   Foundation PA Coal Co.,
              7.25%, 08/01/2014...............................     3,670

PRINCIPAL                                                        Market
 AMOUNTY                                                        Value U
---------                                                       --------
            BASIC MATERIALS -- (CONTINUED)
$   5,875   Goodyear Tire & Rubber Co.,
              9.00%, 07/01/2015 M.............................  $  5,787
    2,870   Graham Packaging Co.,
              9.875%, 10/15/2014 H............................     2,798
    3,565   Huntsman International LLC,
              9.875%, 03/01/2009..............................     3,761
 EUR  127   Huntsman International LLC,
              10.125%, 07/01/2009.............................       156
    3,425   Jacuzzi Brands, Inc.,
              9.625%, 07/01/2010..............................     3,639
    4,285   Koppers, Inc.,
              9.875%, 10/15/2013..............................     4,649
      755   Methanex Corp.,
              8.75%, 08/15/2012 H.............................       840
EUR 3,250   Nalco Co.,
              7.75%, 11/15/2011...............................     4,136
    2,860   Nalco Co.,
              8.875%, 11/15/2013 H............................     2,996
    1,365   Nova Chemicals Corp.,
              7.56%, 11/15/2013  KMH..........................     1,394
    5,715   Novelis, Inc.,
              7.25%, 02/15/2015 M.............................     5,329
    1,245   Oregon Steel Mills, Inc.,
              10.00%, 07/15/2009..............................     1,332
    3,055   Owens-Brockway Glass Container, Inc.,
              8.75%, 11/15/2012...............................     3,284
    2,415   Owens-Brockway Glass Container, Inc.,
              8.875%, 02/15/2009..............................     2,521
    1,275   Plastipak Holdings, Inc.,
              8.50%, 12/15/2015 M.............................     1,288
    3,600   PolyOne Corp.,
              8.875%, 05/01/2012..............................     3,528
    1,350   Potlatch Corp.,
              12.50%, 12/01/2009..............................     1,612
    2,135   Rockwood Specialties Group,
              7.50%, 11/15/2014 H.............................     2,127
    1,052   Rockwood Specialties Group,
              10.625%, 05/15/2011.............................     1,153
    1,600   Russel Metals, Inc.,
              6.375%, 03/01/2014 H............................     1,552
      985   Steel Dynamics, Inc.,
              9.50%, 03/15/2009...............................     1,037
    2,480   United States Steel Corp.,
              9.75%, 05/15/2010...............................     2,697
      741   United States Steel Corp.,
              10.75%, 08/01/2008..............................       819
                                                                --------
                                                                  85,603
                                                                --------
            CAPITAL GOODS -- 3.4%
    5,845   Bombardier, Inc.,
              6.30%, 05/01/2014  Hm...........................     5,114
    2,000   Bombardier, Inc.,
              6.75%, 05/01/2012  Hm...........................     1,850
    1,920   Cummins, Inc.,
              6.75%, 02/15/2027...............................     1,939

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
$     375   Jorgensen (Earle M.) Co.,
              9.75%, 06/01/2012...............................  $    401
    3,225   K2, Inc.,
              7.375%, 07/01/2014 H............................     3,209
      770   L-3 Communications Corp.,
              3.00%, 08/01/2035 M.............................       761
    3,405   L-3 Communications Corp.,
              6.125%, 07/15/2013..............................     3,379
    2,555   Scientific Games Corp.,
              6.25%, 12/15/2012...............................     2,513
    1,800   Xerox Capital Trust I,
              8.00%, 02/01/2027...............................     1,854
    1,910   Xerox Corp.,
              7.625%, 06/15/2013..............................     2,015
    1,445   Xerox Corp.,
              9.75%, 01/15/2009...............................     1,599
                                                                --------
                                                                  24,634
                                                                --------
            CONSUMER CYCLICAL -- 11.8%
    2,155   Amerigas Partners L.P.,
              7.25%, 05/20/2015...............................     2,198
    2,000   Arvinmeritor, Inc.,
              8.75%, 03/01/2012 H.............................     1,915
    3,600   Asbury Automotive Group,
              9.00%, 06/15/2012 H.............................     3,600
    2,840   Bombardier Recreational Products, Inc.,
              8.375%, 12/15/2013..............................     2,844
    2,810   Brown Shoe Co., Inc.,
              8.75%, 05/01/2012...............................     2,936
    4,425   D.R. Horton, Inc.,
              5.625%, 09/15/2014 H............................     4,262
    3,615   Delhaize America, Inc.,
              8.125%, 04/15/2011 H............................     3,941
    1,640   Desarrolladora Homes S.A.,
              7.50%, 09/28/2015 M.............................     1,611
   19,740   Ford Motor Co.,
              7.45%, 07/16/2031 H.............................    13,423
    2,295   GSC Holdings Corp.,
              8.00%, 10/01/2012 M H...........................     2,157
    3,545   Ingles Markets, Inc.,
              8.875%, 12/01/2011..............................     3,669
    5,285   Invista,
              9.25%, 05/01/2012 M.............................     5,642
    1,875   K. Hovnanian Enterprises, Inc.,
              6.125%, 01/15/2015..............................     1,765
    1,875   KB Home,
              6.25%, 06/15/2015 H.............................     1,815
    3,775   Neiman Marcus Group, Inc.,
              10.375%, 10/15/2015  Hm.........................     3,836
    2,000   Penney (J.C.) Co., Inc.,
              8.125%, 04/01/2027 H............................     2,095
    1,880   Perry Ellis International, Inc.,
              8.875%, 09/15/2013..............................     1,852

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CONSUMER CYCLICAL -- (CONTINUED)
$   2,295   Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................  $  2,387
    2,380   Rexnord Corp.,
              10.125%, 12/15/2012.............................     2,559
    3,640   SQS International, Inc.,
              12.00%, 12/15/2013 M............................     3,646
    2,435   Stater Brothers Holdings, Inc.,
              8.125%, 06/15/2012 H............................     2,411
    3,971   TRW Automotive, Inc.,
              9.375%, 02/15/2013..............................     4,299
    5,545   United Auto Group, Inc.,
              9.625%, 03/15/2012..............................     5,836
    3,140   Warnaco, Inc.,
              8.875%, 06/15/2013..............................     3,383
                                                                --------
                                                                  84,082
                                                                --------
            CONSUMER STAPLES -- 3.3%
    1,700   Del Laboratories, Inc.,
              9.23%, 11/01/2011 KMH...........................     1,726
    1,970   Doane Pet Care Co.,
              10.625%, 11/15/2015 M...........................     2,054
    1,100   Dole Food Co., Inc.,
              7.25%, 06/15/2010...............................     1,067
    2,700   Dole Food Co., Inc.,
              8.625%, 05/01/2009..............................     2,768
       11   Dole Food Co., Inc.,
              8.875%, 03/15/2011..............................        11
    3,190   Johnsondiversey, Inc.,
              9.625%, 05/15/2012 H............................     3,206
    1,915   Pierre Foods, Inc.,
              9.875%, 07/15/2012..............................     1,944
    3,395   Pilgrim's Pride Corp.,
              9.25%, 11/15/2013...............................     3,624
    2,110   Pilgrim's Pride Corp.,
              9.625%, 09/15/2011..............................     2,247
    9,925   Tembec Industries, Inc.,
              7.75%, 03/15/2012 H.............................     5,310
                                                                --------
                                                                  23,957
                                                                --------
            ENERGY -- 4.5%
    2,740   Chaparral Energy, Inc.,
              8.50%, 12/01/2015 M.............................     2,836
    1,735   Chesapeake Energy Corp.,
              6.63%, 01/15/2016...............................     1,757
    1,340   Chesapeake Energy Corp.,
              6.875%, 01/15/2016 H............................     1,374
      720   Chesapeake Energy Corp.,
              7.75%, 01/15/2015...............................       763
    3,625   Colorado Interstate Gas,
              6.80%, 11/15/2015 M.............................     3,704
    5,420   Comstock Resources, Inc.,
              6.875%, 03/01/2012..............................     5,305
    3,570   Encore Acquisition Co.,
              7.25%, 12/01/2017...............................     3,534
    1,187   Ferrell Gas Partners L.P.,
              8.75%, 06/15/2012...............................     1,175

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            ENERGY -- (CONTINUED)
$   7,615   Giant Industries, Inc.,
              8.00%, 05/15/2014 H.............................  $  7,862
    1,537   Magnum Hunter Resources, Inc.,
              9.60%, 03/15/2012...............................     1,668
    2,390   Whiting Petroleum Corp.,
              7.00%, 02/01/2014 M.............................     2,396
                                                                --------
                                                                  32,374
                                                                --------
            FINANCE -- 10.9%
    6,150   American Real Estate Partners L.P.,
              7.125%, 02/15/2013 M............................     6,150
    3,857   BCP Crystal Holdings Corp.,
              9.625%, 06/15/2014..............................     4,291
    1,635   Crescent Real Estate Equities L.P.,
              9.25%, 04/15/2009...............................     1,721
    3,900   Dow Jones CDX HY,
              8.25%, 06/29/2010 M.............................     3,943
    1,000   Felcor Lodging LP,
              9.00%, 06/01/2011 H.............................     1,095
   23,590   General Motors Acceptance Corp.,
              6.875%, 09/15/2011 H............................    21,513
    1,950   Host Marriott L.P.,
              7.00%, 08/15/2012 H.............................     1,999
    1,780   Kazkommerts International B.V.,
              7.875%, 04/07/2014 M............................     1,869
    1,430   Kazkommerts International B.V.,
              8.00%, 11/03/2015  Hm...........................     1,513
    1,365   La Quinta Properties, Inc.,
              7.00%, 08/15/2012...............................     1,478
    2,100   La Quinta Properties, Inc.,
              8.875%, 03/15/2011..............................     2,281
    2,090   Nell Af Sarl,
              8.375%, 08/15/2015  Hm..........................     2,069
    3,500   Rainbow National Services LLC,
              10.375%, 09/01/2014 M...........................     3,920
    2,755   Sensus Metering Systems, Inc.,
              8.625%, 12/15/2013..............................     2,438
    1,935   Southern Star Central Corp.,
              8.50%, 08/01/2010...............................     2,051
    3,400   Trustreet Properties, Inc.,
              7.50%, 04/01/2015...............................     3,400
    4,150   TuranAlem Finance B.V.,
              8.00%, 03/24/2014...............................     4,306
    1,650   UGS Corp,
              10.00%, 06/01/2012..............................     1,799
    1,975   United Rentals North America, Inc.,
              6.50%, 02/15/2012...............................     1,923
    3,290   Universal City Florida,
              9.00%, 05/01/2010 K.............................     3,306
      570   Ventas Realty L.P. Capital Corp.,
              8.75%, 05/01/2009...............................       616
    3,480   Ventas Realty L.P. Capital Corp.,
              9.00%, 05/01/2012...............................     3,967
                                                                --------
                                                                  77,648
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FOREIGN GOVERNMENTS -- 0.3%
$   2,285   Republic Of Peru,
              7.35%, 07/21/2025...............................  $  2,251
                                                                --------
            HEALTH CARE -- 3.0%
    2,690   HCA, Inc.,
              5.50%, 12/01/2009...............................     2,657
    2,545   HCA, Inc.,
              6.375%, 01/15/2015 H............................     2,573
    1,425   LifeCare Holdings, Inc.,
              9.25%, 08/15/2013 M.............................     1,126
    1,040   Omnicare, Inc.,
              6.875%, 12/15/2015 H............................     1,056
    5,330   Select Medical Corp.,
              7.625%, 02/01/2015..............................     5,130
    1,850   Tenet Healthcare Corp.,
              9.25%, 02/01/2015 M.............................     1,836
    3,660   Tenet Healthcare Corp.,
              9.875%, 07/01/2014 H............................     3,706
      720   United Surgical Partners International, Inc.,
              10.00%, 12/15/2011..............................       776
    2,900   Warner Chilcott Corp.,
              8.75%, 02/01/2015 M.............................     2,668
                                                                --------
                                                                  21,528
                                                                --------
            SERVICES -- 16.3%
    3,760   Allbritton Communications Co.,
              7.75%, 12/15/2012...............................     3,779
    1,655   Allied Waste North America, Inc.,
              5.75%, 02/15/2011 H.............................     1,568
    1,100   Allied Waste North America, Inc.,
              7.875%, 04/15/2013 H............................     1,136
    2,800   Allied Waste North America, Inc.,
              8.875%, 04/01/2008..............................     2,954
      233   Allied Waste North America, Inc.,
              9.25%, 09/01/2012...............................       252
    1,785   Boyd Gaming Corp.,
              6.75%, 04/15/2014 H.............................     1,772
    3,185   Boyd Gaming Corp.,
              7.75%, 12/15/2012 H.............................     3,336
    3,570   Cablevision Systems Corp,
              8.00%, 04/15/2012 H.............................     3,338
    2,760   Cenveo Corp.,
              7.875%, 12/01/2013 H............................     2,663
    2,470   Cenveo Corp.,
              9.625%, 03/15/2012..............................     2,668
      870   CSC Holdings, Inc.,
              7.25%, 07/15/2008...............................       868
    3,615   CSC Holdings, Inc.,
              8.125%, 07/15/2009..............................     3,651
    3,650   Dex Media, Inc.,
              8.00%, 11/15/2013...............................     3,723
    3,810   EchoStar Communications Corp.,
              5.75%, 05/15/2008 H.............................     3,715
    1,850   Houghton Mifflin Co.,
              8.25%, 02/01/2011...............................     1,910
    2,855   Intrawest Corp.,
              7.50%, 10/15/2013...............................     2,891

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$   3,250   Kerzner International Ltd.,
              6.75%, 10/01/2015 M.............................  $  3,161
    3,475   Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 M.............................     3,301
    1,755   Lamar Media Corp.,
              7.25%, 01/01/2013...............................     1,821
    2,250   Liberty Media Corp.,
              8.25%, 02/01/2030 H.............................     2,205
    4,160   Lin Television Corp.,
              6.50%, 05/15/2013...............................     3,988
    2,955   Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................     3,214
    2,315   Majestic Star Casino LLC,
              9.75%, 01/15/2011 M H...........................     2,332
    2,450   Medianews Group, Inc.,
              6.875%, 10/01/2013..............................     2,343
    5,290   MGM Mirage, Inc.,
              6.75%, 09/01/2012...............................     5,363
    2,580   Mohegan Tribal Gaming Authority,
              6.125%, 02/15/2013..............................     2,535
    1,300   Mohegan Tribal Gaming Authority,
              6.375%, 07/15/2009 H............................     1,308
    2,445   Mohegan Tribal Gaming Authority,
              7.125%, 08/15/2014..............................     2,503
    1,815   Network Communications,
              10.75%, 12/01/2013 M H..........................     1,815
    1,225   Penn National Gaming, Inc.,
              6.75%, 03/01/2015 H.............................     1,204
    1,445   Quebecor Media, Inc.,
              11.125%, 07/15/2011.............................     1,564
    1,205   Service Corp. International,
              6.75%, 04/01/2016...............................     1,175
      400   Service Corp. International,
              7.875%, 02/01/2013..............................       419
    3,295   Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................     3,390
    4,645   Sirius Satellite Radio, Inc.,
              9.625%, 08/01/2013 M............................     4,575
    4,095   Starwood Hotels & Resorts Worldwide, Inc.,
              7.875%, 05/01/2012..............................     4,515
    4,000   Station Casinos, Inc.,
              6.50%, 02/01/2014 H.............................     4,040
    1,320   Station Casinos, Inc.,
              6.875%, 03/01/2016..............................     1,350
    3,740   Stewart Enterprises, Inc.,
              7.25%, 02/15/2013 M.............................     3,590
    1,800   Stratus Technologies, Inc.,
              10.375%, 12/01/2008.............................     1,818
    1,955   Sungard Data Systems, Inc.,
              3.75%, 01/15/2009...............................     1,779
    1,805   Sungard Data Systems, Inc.,
              10.25%, 08/15/2015 M............................     1,805
    2,840   Town Sports International, Inc.,
              9.625%, 04/15/2011..............................     2,975

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
$   1,800   Unisys Corp.,
              7.875%, 04/01/2008 H............................  $  1,769
    4,690   Wynn Las Vegas LLC Corp.,
              6.625%, 12/01/2014 H............................     4,561
                                                                --------
                                                                 116,642
                                                                --------
            TECHNOLOGY -- 15.3%
    2,700   Advanced Micro Devices, Inc.,
              7.75%, 11/01/2012...............................     2,727
    5,925   American Cellular Corp.,
              10.00%, 08/01/2011..............................     6,429
    1,960   Atlantic Broadband Finance LLC,
              9.375%, 01/15/2014 H............................     1,749
    3,160   CCH I Holdings LLC,
              10.00%, 05/15/2014 M............................     1,793
    2,810   Celestica, Inc.,
              7.625%, 07/01/2013..............................     2,771
    1,370   Centennial Communications Corp.,
              10.00%, 01/01/2013  Hm..........................     1,384
    2,230   Centennial Communications Corp.,
              10.25%, 01/01/2013  KMH H.......................     2,236
      400   Century Communications Corp.,
              8.875%, 01/15/2007 Z X..........................       382
    3,600   Charter Communications Operating LLC,
              8.00%, 04/30/2012 M.............................     3,582
    2,710   Charter Communications Operating LLC,
              8.375%, 04/30/2014 M............................     2,696
    3,160   Charter Communications Holdings LLC,
              9.92%, 04/01/2011...............................     1,675
    1,700   Cincinnati Bell, Inc.,
              7.25%, 07/15/2013 H.............................     1,768
    3,300   Citizens Communications Co.,
              9.25%, 05/15/2011...............................     3,638
    2,285   DaVita, Inc.,
              6.625%, 03/15/2013..............................     2,325
    1,815   Hawaiian Telecom Communications, Inc.,
              12.50%, 05/01/2015 M H..........................     1,697
    2,805   Inmarsat Finance plc,
              7.625%, 06/30/2012..............................     2,893
    4,700   Intelsat Bermuda Ltd.,
              8.25%, 01/15/2013 M.............................     4,747
    3,615   Itron, Inc.,
              7.75%, 05/15/2012...............................     3,687
    3,480   Legrand Holding S.A.,
              10.50%, 02/15/2013..............................     3,932
    2,000   Level 3 Communications, Inc.,
              9.125%, 05/01/2008 V............................     1,820
    4,149   Lucent Technologies, Inc.,
              6.45%, 03/15/2029 H.............................     3,558
    1,010   MCI, Inc.,
              7.69%, 05/01/2009...............................     1,043
    1,485   MCI, Inc.,
              8.74%, 05/01/2014...............................     1,643
    5,550   Mediacom LLC,
              9.50%, 01/15/2013 H.............................     5,418

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$   1,710   Ntelos Holdings Corp.,
              12.90%, 10/15/2013  KMH.........................  $  1,706
    3,540   Qwest Capital Funding, Inc.,
              7.25%, 02/15/2011 H.............................     3,584
    5,530   Qwest Communications International,
              7.50%, 02/15/2014 H.............................     5,682
    3,340   Qwest Corp.,
              6.875%, 09/15/2033..............................     3,140
    2,300   Qwest Corp.,
              7.50%, 06/15/2023 H.............................     2,286
    1,650   Qwest Corp.,
              8.875%, 03/15/2012..............................     1,860
    5,360   Rogers Cable, Inc.,
              6.25%, 06/15/2013 H.............................     5,286
      575   Rogers Wireless, Inc.,
              9.75%, 06/01/2016...............................       694
    1,800   Sanmina-SCI Corp.,
              6.75%, 03/01/2013 H.............................     1,712
    3,500   Spectrum Brands, Inc.,
              7.375%, 02/01/2015 H............................     2,923
    2,725   States Chippac Ltd.,
              7.50%, 07/19/2010...............................     2,739
    4,970   Suncom Wireless, Inc.,
              8.75%, 11/15/2011 H.............................     3,616
    6,645   Time Warner Telecommunications, Inc.,
              10.125%, 02/01/2011 H...........................     6,961
    1,955   Valor Telecom Enterprise,
              7.75%, 02/15/2015...............................     2,043
                                                                --------
                                                                 109,825
                                                                --------
            TRANSPORTATION -- 1.1%
    2,000   Greenbrier Co.,
              8.375%, 05/15/2015 M............................     2,040
    6,060   Trinity Industries, Inc.,
              6.50%, 03/15/2014...............................     5,969
                                                                --------
                                                                   8,009
                                                                --------
            UTILITIES -- 11.2%
    3,675   AES China Generating Co., Ltd.,
              8.25%, 06/26/2010...............................     3,720
    2,280   AES Corp.,
              8.75%, 05/15/2013 M.............................     2,482
    4,840   Aquila, Inc.,
              7.625%, 11/15/2009 H............................     4,937
    3,110   Atlas Pipeline Partners,
              8.125%, 12/15/2015 M............................     3,137
    4,000   Chivor S.S. E.S.P.,
              9.75%, 12/30/2014...............................     4,320
    2,905   CMS Energy Corp.,
              6.30%, 02/01/2012...............................     2,872
    3,375   CMS Energy Corp.,
              8.50%, 04/15/2011 H.............................     3,675
    2,960   Dynegy Holdings, Inc.,
              10.125%, 07/15/2013 M...........................     3,345

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            UTILITIES -- (CONTINUED)
$     940   Edison Mission Energy Corp.,
              7.73%, 06/15/2009...............................  $    971
    4,390   Edison Mission Energy Corp.,
              9.875%, 04/15/2011..............................     5,120
    3,400   Mirant Americas Generation LLC,
              9.125%, 05/01/2031 B............................     4,446
    1,100   Nevada Power Co.,
              8.50%, 01/01/2023...............................     1,128
      286   Nevada Power Co.,
              9.00%, 08/15/2013...............................       315
    3,842   NRG Energy, Inc.,
              8.00%, 12/15/2013...............................     4,284
    2,900   Reliant Energy, Inc.,
              6.75%, 12/15/2014 H.............................     2,530
    3,900   Semgroup L.P.,
              8.75%, 11/15/2015 M.............................     3,988
    1,925   Sierra Pacific Resources,
              6.75%, 08/15/2017 M.............................     1,915
    1,930   Sierra Pacific Resources,
              8.625%, 03/15/2014..............................     2,088
    2,000   Teco Energy, Inc.,
              6.25%, 05/01/2010  HK...........................     2,040
    2,766   Tenaska Alabama Partners L.P.,
              7.00%, 06/30/2021 M.............................     2,782
    9,640   Tennessee Gas Pipeline Co.,
              7.50%, 04/01/2017...............................    10,323
    7,694   Texas Genco LLC,
              6.875%, 12/15/2014 M............................     8,329
    1,870   TXU Corp.,
              5.55%, 11/15/2014 H.............................     1,776
                                                                --------
                                                                  80,523
                                                                --------
            Total corporate bonds: non-investment grade
              (cost $676,415).................................  $667,076
                                                                --------
 SHARES
---------
COMMON STOCK -- 0.0%
            BASIC MATERIALS -- 0.0%
       --   Pliant Corp.  B...................................  $     --
                                                                --------
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A  BI........        --
                                                                --------
            Total common stock
              (cost $4).......................................  $     --
                                                                --------
PREFERRED STOCK
            TECHNOLOGY -- 0.0%
       21   Adelphia Communications Corp.  B..................  $     --
                                                                --------
            Total preferred stock
              (cost $513).....................................  $     --
                                                                --------
            Total long-term investments
              (cost $702,494).................................  $693,133
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

vPRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS -- 21.8%
           REPURCHASE AGREEMENTS -- 1.2%
$     2,838 BNP Paribas Repurchase Agreement,
             3.30%, 01/03/2006...............................  $   2,838
      2,838 RBS Greenwich Repurchase Agreement,
             3.40%, 01/03/2006...............................      2,838
      2,803 UBS Warburg Securities, Inc. Repurchase Agreement,
             3.45%, 01/03/2006...............................      2,803
                                                               ---------
                                                                   8,479
                                                               ---------
  SHARES
-----------
           SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
           LENDING -- 20.6%
    147,854 Navigator Prime Portfolio.........................   147,854
                                                               ---------
           Total short-term investments
             (cost $156,333).................................  $ 156,333
                                                               ---------
           Total investments in securities
             (cost $858,827) O...............................  $ 849,466
                                                               =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.76% of total net assets at December 31, 2005.

 Y  All principal amounts are in U.S. dollars unless otherwise indicated:

    EUR-- EURO

  O At December 31, 2005, the cost of securities for federal income tax purposes was $859,800 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $  7,222
      Unrealized depreciation........................   (17,556)
                                                       --------
      Net unrealized depreciation....................  $(10,334)
                                                       ========

  B Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $--, which represents --% of total net assets.

  X  Debt security in default due to bankruptcy.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                COST
      ACQUIRED  SHARES/PAR             SECURITY            BASIS
      --------  ----------             --------            ------
      10/1994        --      Hosiery Corp. of America,
                             Inc. Class A -- 144A          $    4
      12/2005     2,000      Level 3 Communications,
                             Inc. -- Restricted             1,842

     The aggregate value of these securities at December 31, 2005 was $1,820, which represents 0.25% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $152,722, which represents 21.32% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
      39    Air Products and Chemicals, Inc. .................  $    2,279
     151    Alcoa, Inc. ......................................       4,465
      15    Allegheny Technologies, Inc. H....................         534
      13    Ashland, Inc. H...................................         724
      18    Ball Corp. .......................................         715
      18    Bemis Co. ........................................         510
      11    Cooper Tire & Rubber Co. .........................         162
     167    Dow Chemical Co. .................................       7,336
     160    DuPont (E.I.) de Nemours & Co. H..................       6,779
      14    Eastman Chemical Co. .............................         727
      50    Eastman Kodak Co. H...............................       1,165
      21    Engelhard Corp. ..................................         627
      25    Fortune Brands, Inc. .............................       1,974
      32    Freeport-McMoRan Copper & Gold, Inc. Class B H....       1,716
      31    Goodyear Tire & Rubber Co. BH.....................         532
      20    Hercules, Inc. B..................................         221
      14    International Flavors & Fragrances, Inc. .........         469
      85    International Paper Co. H.........................       2,860
      81    Kimberly-Clark Corp. .............................       4,838
      18    Louisiana-Pacific Corp. ..........................         505
      32    MeadWestvaco Corp. ...............................         883
      78    Newmont Mining Corp. H............................       4,139
      27    Nucor Corp. H.....................................       1,801
      12    OfficeMax, Inc. ..................................         312
      25    Pactiv Corp. BH...................................         548
      18    Phelps Dodge Corp. ...............................       2,532
      29    PPG Industries, Inc. .............................       1,679
      56    Praxair, Inc. ....................................       2,960
      25    Rohm & Haas Co. ..................................       1,211
      14    Sealed Air Corp. BH...............................         792
      10    Snap-On, Inc. ....................................         376
      13    Stanley Works.....................................         605
      20    Temple-Inland, Inc. H.............................         875
      20    United States Steel Corp. H.......................         947
      18    Vulcan Materials Co. .............................       1,199
                                                                ----------
                                                                    59,997
                                                                ----------
            CAPITAL GOODS -- 4.8%
     132    3M Co. ...........................................      10,214
      32    American Standard Cos., Inc. .....................       1,266
      59    Baker Hughes, Inc. ...............................       3,604
      14    Black & Decker Corp. H............................       1,183
     140    Boeing Co. .......................................       9,834
     118    Caterpillar, Inc. ................................       6,817
       8    Cummins, Inc. H...................................         727
      42    Deere & Co. ......................................       2,847
      26    Eaton Corp. ......................................       1,724
      35    General Dynamics Corp. ...........................       3,980
      21    Goodrich Corp. ...................................         875
     146    Honeywell International, Inc. ....................       5,446
      36    Illinois Tool Works, Inc. ........................       3,124
      57    Ingersoll-Rand Co. Class A........................       2,317
      59    International Game Technology H...................       1,801
      16    ITT Industries, Inc. .............................       1,645

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      30    National Oilwell Varco, Inc. B....................  $    1,894
      62    Northrop Grumman Corp. H..........................       3,703
      23    Novellus Systems, Inc. B..........................         557
      22    Pall Corp. .......................................         580
      21    Parker-Hannifin Corp. ............................       1,372
      40    Pitney Bowes, Inc. ...............................       1,673
      31    Rockwell Automation, Inc. ........................       1,840
      34    Teradyne, Inc. BH.................................         498
      23    Textron, Inc. ....................................       1,771
     349    Tyco International Ltd. H.........................      10,078
     177    United Technologies Corp. ........................       9,879
     167    Xerox Corp. BH....................................       2,441
                                                                ----------
                                                                    93,690
                                                                ----------
            CONSUMER CYCLICAL -- 8.3%
      64    Albertson's, Inc. H...............................       1,366
      53    Amazon.com, Inc. BH...............................       2,508
      31    AutoNation, Inc. BH...............................         682
      10    AutoZone, Inc. B..................................         881
      19    Avery Dennison Corp. H............................       1,061
      52    Bed Bath & Beyond, Inc. B.........................       1,862
      71    Best Buy Co., Inc. H..............................       3,083
      20    Big Lots, Inc. BH.................................         238
      14    Brown-Forman Corp. H..............................         998
      17    Brunswick Corp. H.................................         679
      22    Centex Corp. H....................................       1,587
      27    Circuit City Stores, Inc. ........................         614
      66    Coach, Inc. B.....................................       2,197
      82    Costco Wholesale Corp. ...........................       4,052
      47    D.R. Horton, Inc. ................................       1,686
      26    Dana Corp. .......................................         187
      23    Darden Restaurants, Inc. H........................         883
      11    Dillard's, Inc. H.................................         266
      55    Dollar General Corp. H............................       1,047
     198    eBay, Inc. B......................................       8,576
      27    Family Dollar Stores, Inc. .......................         667
      47    Federated Department Stores, Inc. ................       3,131
     322    Ford Motor Co. H..................................       2,488
     100    Gap, Inc. ........................................       1,757
      98    General Motors Corp. H............................       1,905
      30    Genuine Parts Co. ................................       1,322
      13    Grainger (W.W.), Inc. ............................         939
      31    Hasbro, Inc. .....................................         624
     369    Home Depot, Inc. .................................      14,917
      34    Johnson Controls, Inc. ...........................       2,442
      20    Jones Apparel Group, Inc. H.......................         624
      14    KB Home H.........................................         988
      60    Kohl's Corp. B....................................       2,906
     126    Kroger Co. B......................................       2,375
      32    Leggett & Platt, Inc. ............................         732
      24    Lennar Corp. Class A H............................       1,452
      19    Liz Claiborne, Inc. ..............................         663
     136    Lowe's Companies, Inc. H..........................       9,046
      60    Ltd. Brands, Inc. H...............................       1,350
      74    Masco Corp. H.....................................       2,219
      70    Mattel, Inc. H....................................       1,109

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     218    McDonald's Corp. .................................  $    7,361
      11    Navistar International Corp. B....................         306
      48    Newell Rubbermaid, Inc. H.........................       1,137
      33    NIKE, Inc. Class B H..............................       2,864
      38    Nordstrom, Inc. ..................................       1,417
      54    Office Depot, Inc. B..............................       1,683
      29    PACCAR, Inc. .....................................       2,035
      24    Patterson Cos., Inc. BH...........................         802
      40    Penney J. C. Co., Inc. ...........................       2,241
      37    Pulte Homes, Inc. ................................       1,464
      23    RadioShack Corp. H................................         492
       9    Reebok International Ltd. ........................         530
      78    Safeway, Inc. H...................................       1,843
      17    Sears Holdings Corp. BH...........................       1,999
      20    Sherwin-Williams Co. .............................         886
     127    Staples, Inc. ....................................       2,882
     133    Starbucks Corp. BH................................       4,000
      24    Supervalu, Inc. ..................................         767
     108    SYSCO Corp. H.....................................       3,341
     153    Target Corp. .....................................       8,383
      25    Tiffany & Co. H...................................         946
      80    TJX Cos., Inc. ...................................       1,856
      15    V.F. Corp. .......................................         852
     433    Wal-Mart Stores, Inc. ............................      20,283
      20    Wendy's International, Inc. ......................       1,116
      24    Whole Foods Market, Inc. B........................       1,850
      49    Yum! Brands, Inc. ................................       2,302
                                                                ----------
                                                                   163,747
                                                                ----------
            CONSUMER STAPLES -- 6.9%
      13    Alberto-Culver Co. ...............................         599
     361    Altria Group, Inc. ...............................      26,996
     135    Anheuser-Busch Cos., Inc. ........................       5,787
     113    Archer Daniels Midland Co. H......................       2,794
      80    Avon Products, Inc. H.............................       2,270
      32    Campbell Soup Co. ................................         962
      26    Clorox Co. H......................................       1,485
     359    Coca-Cola Co. ....................................      14,475
      53    Coca-Cola Enterprises, Inc. ......................       1,008
      90    Colgate-Palmolive Co. ............................       4,931
      90    ConAgra Foods, Inc. H.............................       1,825
      34    Constellation Brands, Inc. Class A B..............         894
      62    General Mills, Inc. ..............................       3,038
      58    Heinz (H.J.) Co. .................................       1,959
      31    Hershey Co. ......................................       1,735
      45    Kellogg Co. ......................................       1,928
      23    McCormick & Co., Inc. ............................         717
      10    Molson Coors Brewing Co. H........................         657
      24    Pepsi Bottling Group, Inc. .......................         681
     288    PepsiCo, Inc. ....................................      17,003
     582    Procter & Gamble Co. .............................      33,657
      15    Reynolds American, Inc. H.........................       1,411
     132    Sara Lee Corp. ...................................       2,491
      44    Tyson Foods, Inc. Class A H.......................         747
      28    UST, Inc. H.......................................       1,160

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      42    Weyerhaeuser Co. H................................  $    2,800
      31    Wrigley (Wm.) Jr. Co. H...........................       2,068
                                                                ----------
                                                                   136,078
                                                                ----------
            ENERGY -- 9.0%
      14    Amerada Hess Corp. H..............................       1,763
      41    Anadarko Petroleum Corp. .........................       3,904
      57    Apache Corp. H....................................       3,912
      56    BJ Services Co. H.................................       2,050
      66    Burlington Resources, Inc. .......................       5,655
     390    Chevron Corp. ....................................      22,112
     241    ConocoPhillips....................................      14,004
      77    Devon Energy Corp. H..............................       4,822
      42    EOG Resources, Inc. H.............................       3,074
   1,080    Exxon Mobil Corp. ................................      60,636
      89    Halliburton Co. H.................................       5,514
      20    Kerr-McGee Corp. .................................       1,826
      30    KeySpan Corp. H...................................       1,078
      64    Marathon Oil Corp. ...............................       3,878
      29    Murphy Oil Corp. H................................       1,544
      27    Nabors Industries Ltd. B..........................       2,075
       8    Nicor, Inc. H.....................................         303
      24    Noble Corp. H.....................................       1,679
      70    Occidental Petroleum Corp. .......................       5,568
       7    Peoples Energy Corp. H............................         231
      19    Rowan Companies, Inc. ............................         677
     102    Schlumberger Ltd. H...............................       9,929
      45    Sempra Energy.....................................       2,000
      24    Sunoco, Inc. .....................................       1,850
      57    Transocean, Inc. B................................       3,993
     107    Valero Energy Corp. ..............................       5,521
      60    Weatherford International Ltd. B..................       2,183
      99    Williams Cos., Inc. ..............................       2,303
      63    XTO Energy, Inc. .................................       2,768
                                                                ----------
                                                                   176,852
                                                                ----------
            FINANCE -- 22.9%
      58    ACE Ltd. .........................................       3,110
      50    Aetna, Inc. ......................................       4,678
      93    Aflac, Inc. ......................................       4,317
     117    Allstate Corp. ...................................       6,326
      19    AMBAC Financial Group, Inc. ......................       1,464
     215    American Express Co. .............................      11,084
     468    American International Group, Inc. ...............      31,959
      43    Ameriprise Financial, Inc. B......................       1,751
      61    AmSouth Bancorp H.................................       1,586
      56    AON Corp. ........................................       1,995
      17    Apartment Investment & Management Co. H...........         629
      37    Archstone-Smith Trust.............................       1,542
     697    Bank of America Corp. ............................      32,153
     134    Bank of New York Co., Inc. .......................       4,255
      94    BB&T Corp. H......................................       3,944
      20    Bear Stearns Cos., Inc. ..........................       2,276
      52    Capital One Financial Corp. ......................       4,493
     179    Charles Schwab Corp. .............................       2,626
      36    Chubb Corp. H.....................................       3,525

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      22    CIGNA Corp. ......................................  $    2,435
      32    Cincinnati Financial Corp. .......................       1,407
      35    CIT Group, Inc. ..................................       1,797
     878    Citigroup, Inc. ..................................      42,595
      29    Comerica, Inc. ...................................       1,629
      22    Compass Bancshares, Inc. .........................       1,043
      35    Comverse Technology, Inc. B.......................         931
     104    Countrywide Financial Corp. ......................       3,542
      71    E*Trade Financial Corp. B.........................       1,481
      23    Equifax, Inc. ....................................         855
      71    Equity Office Properties Trust H..................       2,138
      50    Equity Residential Properties Trust H.............       1,956
     120    Federal Home Loan Mortgage Corp. .................       7,835
     168    Federal National Mortgage Association.............       8,195
      15    Federated Investors, Inc. ........................         544
      96    Fifth Third Bancorp H.............................       3,632
      22    First Horizon National Corp. H....................         842
      26    Franklin Resources, Inc. .........................       2,425
      70    Genworth Financial, Inc. .........................       2,421
      44    Golden West Financial Corp. H.....................       2,917
      78    Goldman Sachs Group, Inc. ........................       9,987
      28    Humana, Inc. BH...................................       1,532
      40    Huntington Bancshares, Inc. H.....................         941
     607    JP Morgan Chase & Co. ............................      24,092
      37    Janus Capital Group, Inc. ........................         697
      25    Jefferson-Pilot Corp. ............................       1,418
      71    KeyCorp H.........................................       2,328
      47    Lehman Brothers Holdings, Inc. H..................       5,960
      32    Lincoln National Corp. ...........................       1,708
      25    Loews Corp. ......................................       2,324
      14    M&T Bank Corp. H..................................       1,505
      95    Marsh & McLennan Cos., Inc. ......................       3,001
      36    Marshall & Ilsley Corp. H.........................       1,562
      24    MBIA, Inc. H......................................       1,456
     218    MBNA Corp. .......................................       5,913
      53    Medco Health Solutions, Inc. B....................       2,980
      73    Mellon Financial Corp. ...........................       2,483
     159    Merrill Lynch & Co., Inc. ........................      10,796
     141    Metlife, Inc. H...................................       6,899
      16    MGIC Investment Corp. H...........................       1,079
     187    Morgan Stanley....................................      10,610
      96    National City Corp. ..............................       3,209
      83    North Fork Bancorporation, Inc. H.................       2,257
      32    Northern Trust Corp. .............................       1,669
      32    Plum Creek Timber Co., Inc. ......................       1,150
      51    PNC Financial Services Group, Inc. ...............       3,135
      52    Principal Financial Group, Inc. H.................       2,471
      36    Progressive Corp. H...............................       4,157
      42    ProLogis..........................................       1,972
      94    Prudential Financial, Inc. .......................       6,873
      14    Public Storage, Inc. H............................         968
      79    Regions Financial Corp. H.........................       2,712
      11    Ryder System, Inc. ...............................         455
      22    SAFECO Corp. .....................................       1,260
      32    Simon Property Group, Inc. H......................       2,475

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      72    SLM Corp. H.......................................  $    3,989
      62    Sovereign Bancorp, Inc. ..........................       1,341
     125    St. Paul Travelers Cos., Inc. H...................       5,579
      57    State Street Corp. ...............................       3,155
      63    SunTrust Banks, Inc. .............................       4,562
      54    Synovus Financial Corp. ..........................       1,464
      23    T. Rowe Price Group, Inc. ........................       1,635
      19    Torchmark Corp. H.................................       1,073
     315    U.S. Bancorp......................................       9,418
     237    UnitedHealth Group, Inc. .........................      14,702
      55    UnumProvident Corp. H.............................       1,260
      21    Vornado Realty Trust H............................       1,711
     270    Wachovia Corp. ...................................      14,246
     171    Washington Mutual, Inc. ..........................       7,447
     115    Wellpoint, Inc. B.................................       9,136
     290    Wells Fargo & Co. ................................      18,227
      32    XL Capital Ltd. Class A H.........................       2,123
      18    Zions Bancorp.....................................       1,368
                                                                ----------
                                                                   450,803
                                                                ----------
            HEALTH CARE -- 11.6%
     269    Abbott Laboratories...............................      10,611
      23    Allergan, Inc. H..................................       2,461
      36    AmerisourceBergen Corp. ..........................       1,499
     214    Amgen, Inc. B.....................................      16,884
      18    Bard (C.R.), Inc. ................................       1,200
       9    Bausch & Lomb, Inc. ..............................         631
     108    Baxter International, Inc. .......................       4,074
      44    Becton, Dickinson & Co. ..........................       2,625
      59    Biogen Idec, Inc. B...............................       2,670
      43    Biomet, Inc. .....................................       1,580
     102    Boston Scientific Corp. B.........................       2,508
     339    Bristol-Myers Squibb Co. H........................       7,799
      74    Cardinal Health, Inc. H...........................       5,108
      78    Caremark Rx, Inc. B...............................       4,040
      19    Chiron Corp. B....................................         845
      28    Coventry Health Care, Inc. B......................       1,606
     141    CVS Corp. ........................................       3,733
      59    Forest Laboratories, Inc. B.......................       2,384
      45    Genzyme Corp. B...................................       3,171
      79    Gilead Sciences, Inc. B...........................       4,179
      74    HCA, Inc. ........................................       3,712
      43    Health Management Associates, Inc. Class A H......         942
      28    Hospira, Inc. B...................................       1,194
     516    Johnson & Johnson.................................      31,018
      42    King Pharmaceuticals, Inc. B......................         709
      23    Laboratory Corp. of America Holdings B............       1,244
     197    Lilly (Eli) & Co. ................................      11,159
      14    Manor Care, Inc. .................................         545
      53    McKesson Corp. ...................................       2,755
      43    MedImmune, Inc. B.................................       1,495
     210    Medtronic, Inc. ..................................      12,078
     379    Merck & Co., Inc. ................................      12,069
      47    Monsanto Co. .....................................       3,613
      38    Mylan Laboratories, Inc. .........................         756

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,279    Pfizer, Inc. .....................................  $   29,822
      29    Quest Diagnostics, Inc. ..........................       1,477
     256    Schering-Plough Corp. H...........................       5,346
      12    Sigma-Aldrich Corp. H.............................         740
      64    St. Jude Medical, Inc. B..........................       3,193
      51    Stryker Corp. B...................................       2,248
      81    Tenet Healthcare Corp. B..........................         623
     176    Walgreen Co. H....................................       7,772
      18    Watson Pharmaceuticals, Inc. BH...................         572
     233    Wyeth.............................................      10,730
      43    Zimmer Holdings, Inc. B...........................       2,900
                                                                ----------
                                                                   228,320
                                                                ----------
            SERVICES -- 6.8%
      38    Allied Waste Industries, Inc. BH..................         331
      25    Apollo Group, Inc. Class A BH.....................       1,523
      40    Autodesk, Inc. ...................................       1,718
     100    Automatic Data Processing, Inc. ..................       4,589
      73    Avaya, Inc. B.....................................         775
     178    Cendant Corp. ....................................       3,065
      24    Cintas Corp. .....................................         984
      94    Clear Channel Communications, Inc. H..............       2,950
     377    Comcast Corp. Class A BH..........................       9,779
      32    Computer Sciences Corp. BH........................       1,626
      24    Convergys Corp. B.................................         385
      38    Donnelley (R.R.) & Sons Co. ......................       1,290
      10    Dow Jones & Co., Inc. H...........................         362
      32    Ecolab, Inc. .....................................       1,161
      91    Electronic Data Systems Corp. H...................       2,176
      25    Express Scripts, Inc. B...........................       2,120
      53    FedEx Corp. H.....................................       5,438
      32    Fiserv, Inc. B....................................       1,385
      15    Fluor Corp. ......................................       1,167
      42    Gannett Co., Inc. H...............................       2,520
      57    H & R Block, Inc. ................................       1,394
      32    Harrah's Entertainment, Inc. .....................       2,274
      57    Hilton Hotels Corp. H.............................       1,372
      40    IMS Health, Inc. .................................       1,002
      75    Interpublic Group of Cos., Inc. BH................         721
      12    Knight-Ridder, Inc. ..............................         760
      29    Marriott International, Inc. Class A..............       1,915
      65    McGraw-Hill Cos., Inc. ...........................       3,356
       7    Meredith Corp. ...................................         382
      21    Monster Worldwide, Inc. BH........................         874
      43    Moody's Corp. ....................................       2,641
      25    New York Times Co. Class A H......................         666
     422    News Corp. Class A H..............................       6,564
      66    Novell, Inc. B....................................         585
      31    Omnicom Group, Inc. ..............................       2,664
      47    Parametric Technology Corp. B.....................         288
      58    Paychex, Inc. ....................................       2,207
      30    Robert Half International, Inc. H.................       1,118
      23    Sabre Holdings Corp. H............................         550
      15    Scripps (E.W.) Co. Class A H......................         706

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
      38    Starwood Hotels & Resorts Worldwide, Inc. BH......  $    2,427
     592    Sun Microsystems, Inc. B..........................       2,482
     809    Time Warner, Inc. ................................      14,107
      45    Tribune Co. H.....................................       1,374
      59    Unisys Corp. BH...................................         345
     192    United Parcel Service, Inc. Class B...............      14,391
      39    Univision Communications, Inc. Class A BH.........       1,140
     268    Viacom, Inc. Class B..............................       8,740
     334    Walt Disney Co. ..................................       7,999
      96    Waste Management, Inc. ...........................       2,904
                                                                ----------
                                                                   133,292
                                                                ----------
            TECHNOLOGY -- 21.6%
      20    ADC Telecommunications, Inc. BH...................         451
     104    Adobe Systems, Inc. ..............................       3,855
      70    Advanced Micro Devices, Inc. BH...................       2,145
      22    Affiliated Computer Services, Inc. Class A B......       1,278
      71    Agilent Technologies, Inc. B......................       2,374
      66    Alltel Corp. .....................................       4,190
      63    Altera Corp. BH...................................       1,166
      30    American Power Conversion Corp. H.................         656
      64    Analog Devices, Inc. .............................       2,281
      28    Andrew Corp. BH...................................         303
     146    Apple Computer, Inc. B............................      10,510
      33    Applera Corp. -- Applied Biosystems Group.........         866
     282    Applied Materials, Inc. ..........................       5,050
      52    Applied Micro Circuits Corp. B....................         133
     678    AT&T, Inc. H......................................      16,597
     317    BellSouth Corp. H.................................       8,596
      38    BMC Software, Inc. B..............................         768
      50    Broadcom Corp. Class A B..........................       2,367
      23    CenturyTel, Inc. H................................         753
     100    Ciena Corp. B.....................................         298
   1,066    Cisco Systems, Inc. B.............................      18,243
      58    Citizens Communications Co. H.....................         708
      31    Citrix Systems, Inc. BH...........................         881
      80    Computer Associates International, Inc. H.........       2,244
      67    Compuware Corp. B.................................         603
      16    Cooper Industries Ltd. ...........................       1,161
     264    Corning, Inc. B...................................       5,198
      41    Danaher Corp. H...................................       2,298
     408    Dell, Inc. B......................................      12,245
      35    Dover Corp. ......................................       1,425
      52    Electronic Arts, Inc. BH..........................       2,725
     415    EMC Corp./Massachusetts B.........................       5,650
      71    Emerson Electric Co. .............................       5,326
     133    First Data Corp. .................................       5,703
      21    Fisher Scientific International, Inc. BH..........       1,318
      71    Freescale Semiconductor, Inc. Class B B...........       1,792
      46    Gateway, Inc. BH..................................         115
   1,833    General Electric Co. .............................      64,250
      58    Guidant Corp. ....................................       3,730
     497    Hewlett-Packard Co. ..............................      14,229
   1,046    Intel Corp. ......................................      26,106
     274    International Business Machines Corp. ............      22,523

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    Intuit, Inc. BH...................................  $    1,636
      30    Jabil Circuit, Inc. B.............................       1,120
     287    JDS Uniphase Corp. BH.............................         677
      34    KLA-Tencor Corp. H................................       1,687
      21    L-3 Communications Holdings, Inc. ................       1,546
      20    Lexmark International, Inc. ADR B.................         901
      53    Linear Technology Corp. ..........................       1,908
      62    Lockheed Martin Corp. H...........................       3,945
      68    LSI Logic Corp. BH................................         544
     771    Lucent Technologies, Inc. BH......................       2,051
      57    Maxim Integrated Products, Inc. ..................       2,062
      14    Maytag Corp. .....................................         262
      15    Mercury Interactive Corp. BH......................         417
     107    Micron Technology, Inc. BH........................       1,427
   1,588    Microsoft Corp. ..................................      41,531
       9    Millipore Corp. B.................................         594
      25    Molex, Inc. ......................................         646
     432    Motorola, Inc. ...................................       9,761
      60    National Semiconductor Corp. .....................       1,548
      32    NCR Corp. B.......................................       1,083
      65    Network Appliance, Inc. B.........................       1,744
      30    NVIDIA Corp. B....................................       1,086
     653    Oracle Corp. B....................................       7,967
      23    PerkinElmer, Inc. ................................         535
      32    PMC -- Sierra, Inc. BH............................         245
      14    QLogic Corp. B....................................         455
     285    Qualcomm, Inc. ...................................      12,286
     268    Qwest Communications International, Inc. BH.......       1,513
      78    Raytheon Co. .....................................       3,112
      30    Rockwell Collins, Inc. ...........................       1,394
      91    Sanmina-SCI Corp. B...............................         389
      27    Scientific-Atlanta, Inc. .........................       1,146
      92    Siebel Systems, Inc. .............................         971
     159    Solectron Corp. B.................................         580
     513    Sprint Nextel Corp. H.............................      11,974
     188    Symantec Corp. B..................................       3,283
      44    Symbol Technologies, Inc. ........................         558
      15    Tektronix, Inc. ..................................         409
      78    Tellabs, Inc. B...................................         848
     281    Texas Instruments, Inc. ..........................       9,002
      28    Thermo Electron Corp. B...........................         847
     480    Verizon Communications, Inc. .....................      14,449
      19    Waters Corp. B....................................         726
      12    Whirlpool Corp. H.................................         980
      61    Xilinx, Inc. H....................................       1,525
     219    Yahoo!, Inc. BH...................................       8,584
                                                                ----------
                                                                   425,064
                                                                ----------
            TRANSPORTATION -- 1.1%
      65    Burlington Northern Santa Fe Corp. H..............       4,589
      75    Carnival Corp. H..................................       4,021
      38    CSX Corp. ........................................       1,914
      48    Harley-Davidson, Inc. H...........................       2,451

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
      71    Norfolk Southern Corp. ...........................  $    3,161
     121    Southwest Airlines Co. ...........................       1,988
      46    Union Pacific Corp. H.............................       3,703
                                                                ----------
                                                                    21,827
                                                                ----------
            UTILITIES -- 3.3%
     113    AES Corp. B.......................................       1,794
      28    Allegheny Energy, Inc. BH.........................         896
      35    Ameren Corp. H....................................       1,814
      68    American Electric Power Co., Inc. H...............       2,533
      54    CenterPoint Energy, Inc. H........................         691
      35    Cinergy Corp. ....................................       1,469
      38    CMS Energy Corp. BH...............................         554
      43    Consolidated Edison, Inc. ........................       1,969
      31    Constellation Energy Group, Inc. .................       1,786
      60    Dominion Resources, Inc. H........................       4,647
      31    DTE Energy Co. ...................................       1,330
     161    Duke Energy Corp. H...............................       4,417
      52    Dynegy, Inc. B....................................         253
      57    Edison International..............................       2,464
     114    El Paso Corp. H...................................       1,391
      36    Entergy Corp. ....................................       2,471
     116    Exelon Corp. .....................................       6,154
      57    FirstEnergy Corp. ................................       2,802
      69    FPL Group, Inc. ..................................       2,847
      18    Kinder Morgan, Inc. H.............................       1,683
      47    NiSource, Inc. ...................................         987
      60    PG&E Corp. H......................................       2,209
      17    Pinnacle West Capital Corp. ......................         711
      66    PPL Corp. ........................................       1,938
      44    Progress Energy, Inc. H...........................       1,919
      44    Public Service Enterprise Group, Inc. H...........       2,826
     129    Southern Co. H....................................       4,441
      36    TECO Energy, Inc. H...............................         620
      84    TXU Corp. ........................................       4,206
      70    Xcel Energy, Inc. H...............................       1,290
                                                                ----------
                                                                    65,112
                                                                ----------
            Total common stock
              (cost $1,728,656)...............................  $1,954,782
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.7%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 1,233    BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $    1,233
   1,233    RBS Greenwich Repurchase Agreement,
              3.40%, 01/03/2006...............................       1,233
   1,218    UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................       1,218
                                                                ----------
                                                                     3,684
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.4%
 283,177    BNY Institutional Cash Reserve Fund...............  $  283,177
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
 $ 2,000    US Treasury,
              3.89%, 03/16/2006 Z[ ]..........................       1,985
                                                                ----------
            Total short-term investments
              (cost $288,846).................................  $  288,846
                                                                ----------
            Total investments in securities
              (cost $2,017,502) O.............................  $2,243,628
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $2,037,798 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $ 464,328
      Unrealized depreciation.......................   (258,498)
                                                      ---------
      Net unrealized appreciation...................  $ 205,830
                                                      =========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 12/31/2005
-----------                                                  ---------         --------         ----------         --------------
Standard & Poor's 500 Long Futures contracts                    54               Long           March 2006             $(161)
                                                                                                                       =====

These contracts had a market value of $16,940 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.1%
            AUSTRALIA -- 0.5%
     299    Toll Holdings Ltd. IH.............................  $  3,251
                                                                --------
            BELGIUM -- 1.0%
      66    KBC Group N.V. I..................................     6,112
                                                                --------
            BRAZIL -- 0.9%
     129    Companhia Vale do Rio Doce ADR....................     5,299
                                                                --------
            CANADA -- 5.4%
     106    Cameco Corp. H....................................     6,688
      32    Canadian Pacific Railway Ltd. ....................     1,332
     128    Inco Ltd. B.......................................     5,560
      86    Research In Motion Ltd. B.........................     5,657
      86    SNC-Lavalin Group, Inc. ..........................     5,631
     137    Suncor Energy, Inc. ..............................     8,647
                                                                --------
                                                                  33,515
                                                                --------
            FINLAND -- 1.9%
     651    Nokia Oyj I.......................................    11,947
                                                                --------
            FRANCE -- 12.2%
     107    Alstom RGPT BI....................................     6,152
     382    Altran Technologies S.A. BI.......................     4,301
     131    Cie Generale d'Optique Essilor International S.A.
              IH..............................................    10,606
     218    Dassault Systemes S.A. IH.........................    12,292
     104    Eutelsat Communications B.........................     1,495
     124    LVMH Moet Hennessy Louis Vuitton S.A. IH..........    10,973
      51    Pinault-Printemps-Redoute S.A. IH.................     5,747
     266    Publicis Groupe IH................................     9,266
      47    Unibail IH........................................     6,244
     190    Veolia Environenment S.A. IH......................     8,601
                                                                --------
                                                                  75,677
                                                                --------
            GERMANY -- 9.0%
      48    Adidas-Salomon AG IH..............................     9,084
      78    Allianz AG IH.....................................    11,723
     297    Commerzbank AG I..................................     9,129
     143    Merck KGaA........................................    11,860
      68    Muenchener Rueckversicherungs-Gesellschaft AG I...     9,185
      54    Siemens AG IH.....................................     4,586
                                                                --------
                                                                  55,567
                                                                --------
            HONG KONG -- 0.4%
   2,508    Shun Tak Holdings Ltd IH..........................     2,304
                                                                --------
            IRELAND -- 0.8%
      86    Ryanair Holdings plc ADR BH.......................     4,838
                                                                --------
            ISRAEL -- 1.5%
     209    Teva Pharmaceutical Industries Ltd. ADR H.........     9,006
                                                                --------
            ITALY -- 2.3%
     169    Ente Nazionale Idrocarburi S.p.A. I...............     4,718
   1,376    UniCredito Italiano S.p.A. I......................     9,487
                                                                --------
                                                                  14,205
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- 21.5%
       1    Dentsu, Inc. I....................................  $  3,415
      --    East Japan Railway Co. I..........................     3,041
     201    Eisai Co., Ltd. IH................................     8,449
     110    Fanuc Ltd. I......................................     9,335
     364    JSR Corp. I.......................................     9,555
     287    Jteckt Corp. IH...................................     5,349
      31    Keyence Corp. IH..................................     8,844
     406    Komatsu Ltd. I....................................     6,711
     286    Matsushita Electric Industrial Co., Ltd. I........     5,512
       1    Mitsubishi UFJ Financial Group, Inc. I............     8,484
     607    Nippon Electric Glass Co., Ltd. IH................    13,315
     215    Seven & I Holdings Co., Ltd. .....................     9,226
     540    Sharp Corp. I.....................................     8,216
     810    Shinsei Bank Ltd. I...............................     4,696
      86    Shionogi & Co., Ltd. I............................     1,209
     188    Softbank Corp. IH.................................     7,932
     240    Toyota Motor Corp. I..............................    12,528
     395    Yamato Holdings Co., Ltd. I.......................     6,568
                                                                --------
                                                                 132,385
                                                                --------
            LUXEMBOURG -- 2.3%
     530    Citigroup Global Certificate -- Bharti
              Televentures BMI................................     4,070
     566    SES Global S.A. I.................................     9,917
                                                                --------
                                                                  13,987
                                                                --------
            MEXICO -- 3.7%
     358    America Movil S.A. de C.V. ADR....................    10,472
     150    Grupo Televisa S.A. ADR...........................    12,059
                                                                --------
                                                                  22,531
                                                                --------
            NETHERLANDS -- 2.9%
     302    ASML Holding N.V. BI..............................     6,052
     216    Koninklijke (Royal) Philips Electronics N.V. I....     6,718
     120    Royal Numico N.V. BI..............................     4,986
                                                                --------
                                                                  17,756
                                                                --------
            SOUTH KOREA -- 3.2%
     137    Hana Financial Holdings...........................     6,277
      35    LG Electronics, Inc. BI...........................     3,057
      16    Samsung Electronics Co., Ltd. I...................    10,043
                                                                --------
                                                                  19,377
                                                                --------
            SPAIN -- 1.0%
     331    Banco Bilbao Vizcaya Argentaria S.A. IH...........     5,917
                                                                --------
            SWEDEN -- 2.3%
     142    Atlas Copco AB IH.................................     3,159
   3,126    Telefonaktiebolaget LM Ericsson I.................    10,771
                                                                --------
                                                                  13,930
                                                                --------
            SWITZERLAND -- 12.4%
     295    Credit Suisse Group I.............................    15,044
      23    Kuehne & Nagel International AG I.................     6,348
     139    Logitech International S.A. I.....................     6,561
      31    Nestle S.A. I.....................................     9,332
      76    Roche Holding AG I................................    11,452

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SWITZERLAND -- (CONTINUED)
      15    Serono S.A. Class B I.............................  $ 12,211
     125    Swatch Group AG I.................................     3,794
     123    UBS AG I..........................................    11,679
                                                                --------
                                                                  76,421
                                                                --------
            TAIWAN -- 1.7%
     226    AU Optronics Corp. ADR H..........................     3,388
   4,846    Chi Mei Optoelectronics Corp. I...................     7,151
                                                                --------
                                                                  10,539
                                                                --------
            UNITED KINGDOM -- 11.2%
     180    Anglo American plc I..............................     6,132
   2,611    Carphone Warehouse Group plc I....................    12,445
   3,010    EMI Group plc I...................................    12,544
   1,478    Kingfisher plc I..................................     6,028
     329    Reckitt Benckiser plc I...........................    10,851
     124    Rio Tinto plc I...................................     5,658
     655    Standard Chartered plc I..........................    14,571
      22    Xstrata plc IH....................................       510
                                                                --------
                                                                  68,739
                                                                --------
            Total common stock
              (cost $528,524).................................  $603,303
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.6%
            REPURCHASE AGREEMENTS -- 1.7%
 $ 4,865    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  4,865
     147    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       147
     300    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       300
   1,499    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................     1,499
   3,498    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     3,498
                                                                --------
                                                                  10,309
                                                                --------
 SHARES
---------
            SECURITIES PURCHASES WITH PROCEEDS FROM SECURITY
            LENDING -- 15.9%
  98,015    Navigator Prime Portfolio.........................    98,015
                                                                --------
            Total short-term investments
              (cost $108,324).................................  $108,324
                                                                --------
            Total investments in securities
              (cost $636,848) O...............................  $711,627
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.08% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $638,798 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................   75,794
      Unrealized depreciation.........................   (2,965)
                                                        -------
      Net unrealized appreciation.....................  $72,829
                                                        =======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $495,868, which represents 80.61% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $4,070, which represents 0.66% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         8.6%
---------------------------------------------------------------
Capital Goods                                           2.6
---------------------------------------------------------------
Consumer Cyclical                                      10.9
---------------------------------------------------------------
Consumer Staples                                        4.1
---------------------------------------------------------------
Energy                                                  2.2
---------------------------------------------------------------
Finance                                                21.4
---------------------------------------------------------------
Health Care                                            10.5
---------------------------------------------------------------
Services                                                7.7
---------------------------------------------------------------
Technology                                             24.5
---------------------------------------------------------------
Transportation                                          4.2
---------------------------------------------------------------
Utilities                                               1.4
---------------------------------------------------------------
Short-Term Investments                                 17.6
---------------------------------------------------------------
Other Assets & Liabilities                            (15.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Canadian Dollar                                  Sell             $ 228           $  228          01/03/06              $--
Canadian Dollar                                  Sell               395              394          01/04/06               (1)
Canadian Dollar                                  Sell               206              206          01/05/06               --
Swiss Francs                                     Sell             2,080            2,076          01/03/06               (4)
British Pound                                    Sell               118              118          01/03/06               --
British Pound                                    Sell               400              401          01/04/06                1
British Pound                                    Sell               199              198          01/05/06               (1)
Hong Kong Dollars                                 Buy               154              154          01/03/06               --
Hong Kong Dollars                                 Buy                31               31          01/04/06               --
                                                                                                                        ---
                                                                                                                        $(5)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 1.5%
  2,700     Santos Ltd. I.....................................  $   24,228
                                                                ----------
            AUSTRIA -- 1.1%
    426     Wienerberger AG IH................................      16,982
                                                                ----------
            BRAZIL -- 1.4%
    537     Companhia Vale do Rio Doce ADR....................      22,100
                                                                ----------
            CANADA -- 2.7%
    598     Alcan, Inc. ......................................      24,561
    176     Cameco Corp. H....................................      11,125
    170     Canadian Pacific Railway Ltd. H...................       7,107
                                                                ----------
                                                                    42,793
                                                                ----------
            CHINA -- 0.7%
 21,176     China Petroleum & Chemical Corp. Class H I........      10,552
                                                                ----------
            DENMARK -- 0.7%
    210     Carlsberg A/S Class B IH..........................      11,261
                                                                ----------
            FRANCE -- 13.8%
    274     Cie Generale d'Optique Essilor International S.A.
              IH..............................................      22,134
    223     CNP Assurances I..................................      17,567
    671     Credit Agricole S.A. I............................      21,103
    347     Electricite De France BH..........................      13,144
    251     LVMH Moet Hennessy Louis Vuitton S.A. IH..........      22,280
    388     PSA Peugeot Citroen IH............................      22,314
    334     Sanofi-Aventis S.A. IH............................      29,241
    236     Total S.A. IH.....................................      59,597
     76     Unibail I.........................................      10,152
                                                                ----------
                                                                   217,532
                                                                ----------
            GERMANY -- 1.9%
    289     E.On AG I.........................................      29,820
                                                                ----------
            GREECE -- 0.8%
    300     Opap S.A. I.......................................      10,352
     46     Opap S.A. BI......................................       1,572
                                                                ----------
                                                                    11,924
                                                                ----------
            HONG KONG -- 2.8%
  2,023     Esprit Holdings Ltd. I............................      14,350
  4,614     Hong Kong Exchanges & Clearing Ltd. I.............      19,131
  1,126     Sun Hung Kai Properties Ltd. I....................      10,936
                                                                ----------
                                                                    44,417
                                                                ----------
            HUNGARY -- 0.2%
     29     Mol Magyr Olaj-Es Gazipari I......................       2,729
                                                                ----------
            INDIA -- 1.0%
    233     Infosys Technologies Ltd. I.......................      15,492
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            IRELAND -- 1.1%
    513     Ryanair Holdings plc BI...........................  $    4,989
    212     Ryanair Holdings plc ADR BH.......................      11,853
                                                                ----------
                                                                    16,842
                                                                ----------
            ITALY -- 5.4%
  5,889     Banca Intesa S.p.A. I.............................      31,226
  1,032     Geox S.p.A. I.....................................      11,354
    144     Tod's S.p.A. I....................................       9,694
  4,817     UniCredito Italiano S.p.A. I......................      33,210
                                                                ----------
                                                                    85,484
                                                                ----------
            JAPAN -- 21.8%
    304     Astellas Pharma, Inc. I...........................      11,865
    209     Canon, Inc. I.....................................      12,263
    462     Daiichi Sankyo Co., Ltd. B........................       8,910
      3     East Japan Railway Co. I..........................      23,806
    412     Eisai Co., Ltd. I.................................      17,370
    414     Electric Power Development Co. Ltd. IH............      14,187
    301     Japan Petroleum Exploration Co., Ltd. I...........      18,963
      1     Japan Tobacco, Inc. IH............................      18,218
  3,141     Mitsubishi Heavy Industries I.....................      13,878
      2     Mitsubishi UFJ Financial Group, Inc. I............      29,905
      4     Nippon Telegraph & Telephone Corp. I..............      19,047
  2,798     Obayashi Corp. I..................................      20,552
    287     Promise Co., Ltd. I...............................      19,134
    440     Seven & I Holdings Co., Ltd. .....................      18,850
    636     Shinsei Bank Ltd. I...............................       3,687
    767     Shionogi & Co., Ltd. I............................      10,783
    500     Sony Corp. I......................................      20,402
    214     Takeda Pharmaceutical Co., Ltd. I.................      11,579
    355     Takefuji Corp. I..................................      24,130
    247     Terumo Corp. I....................................       7,308
    323     Toyota Motor Corp. I..............................      16,875
                                                                ----------
                                                                   341,712
                                                                ----------
            MEXICO -- 1.8%
    300     America Movil S.A. de C.V. ADR....................       8,781
  2,051     Grupo Televisa S.A. ..............................       8,199
  1,921     Walmart De Mexico.................................      10,660
                                                                ----------
                                                                    27,640
                                                                ----------
            NETHERLANDS -- 3.0%
  1,034     Koninklijke (Royal) Philips Electronics N.V. I....      32,128
  2,070     Koninklijke Ahold N.V. BI.........................      15,536
                                                                ----------
                                                                    47,664
                                                                ----------
            RUSSIA -- 0.5%
    246     Mobile Telesystems OJSC ADR.......................       8,617
                                                                ----------
            SINGAPORE -- 0.8%
  1,746     Singapore Airlines Ltd. I.........................      12,985
                                                                ----------
            SOUTH KOREA -- 1.2%
     30     Samsung Electronics Co., Ltd. I...................      19,183
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 3.7%
  2,320     Banco Bilbao Vizcaya Argentaria S.A. I............  $   41,422
  5,931     Iberia Lineas Aer De Espana I.....................      16,060
                                                                ----------
                                                                    57,482
                                                                ----------
            SWEDEN -- 1.3%
  6,050     Telefonaktiebolaget LM Ericsson I.................      20,847
                                                                ----------
            SWITZERLAND -- 10.9%
    538     Credit Suisse Group I.............................      27,408
    224     Nestle S.A. I.....................................      66,792
    147     Roche Holding AG I................................      22,059
    392     UBS AG I..........................................      37,225
     84     Zurich Financial Services AG I....................      17,929
                                                                ----------
                                                                   171,413
                                                                ----------
            TAIWAN -- 4.2%
    724     AU Optronics Corp. ADR............................      10,872
 10,766     Chi Mei Optoelectronics Corp. I...................      15,888
  1,341     Chunghwa Telecom Co., Ltd. ADR....................      24,604
 20,189     Yuanta Core Pacific Securities Co. I..............      14,042
                                                                ----------
                                                                    65,406
                                                                ----------
            UNITED KINGDOM -- 14.3%
    681     AstraZeneca plc I.................................      33,080
    823     Aviva plc I.......................................       9,975
  2,778     EMI Group plc I...................................      11,578
    882     Imperial Tobacco Group plc I......................      26,299
    926     Reckitt Benckiser plc I...........................      30,531
    590     Rio Tinto plc I...................................      26,957
    632     Royal Bank of Scotland Group plc I................      19,068
  1,744     Smiths Group plc I................................      31,395
  8,030     Vodafone Group plc I..............................      17,279
  1,645     WPP Group plc I...................................      17,800
                                                                ----------
                                                                   223,962
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            UNITED STATES -- 0.7%
    121     Schlumberger Ltd. ................................  $   11,765
                                                                ----------
            Total common stock
              (cost $1,384,585)...............................  $1,560,832
                                                                ----------
SHORT-TERM INVESTMENTS -- 5.4%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.4%
 85,429     BNY Institutional Cash Reserve Fund...............  $   85,429
                                                                ----------
            Total short-term investments
              (cost $85,429)..................................  $   85,429
                                                                ----------
            Total investments in securities
              (cost $1,470,014) O.............................  $1,646,261
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.60% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $1,359,684, which represents 86.55% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,470,675 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $190,929
      Unrealized depreciation........................   (15,343)
                                                       --------
      Net unrealized appreciation....................  $175,586
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                  DELIVERY          APPRECIATION
DESCRIPTION                      TRANSACTION         MARKET VALUE         CONTRACT AMOUNT           DATE           (DEPRECIATION)
-----------                      -----------         ------------         ---------------         --------         --------------
Canadian Dollar                     Sell                $1,209                $1,206              01/03/06              $ (3)
Canadian Dollar                     Sell                 2,127                 2,123              01/04/06                (4)
Canadian Dollar                     Sell                 1,084                 1,084              01/05/06                --
Swiss Francs                        Sell                 3,274                 3,267              01/03/06                (7)
Danish Krone                        Sell                 2,333                 2,333              01/03/06                --
Danish Krone                        Sell                   217                   217              01/04/06                --
Euro                                 Buy                 1,619                 1,618              01/04/06                 1
British Pound                       Sell                 1,293                 1,290              01/03/06                (3)
British Pound                       Sell                 1,146                 1,149              01/04/06                 3
Japanese Yen                         Buy                   191                   192              01/04/06                (1)
Japanese Yen                         Buy                 1,599                 1,602              01/05/06                (3)
Japanese Yen                         Buy                   174                   174              01/06/06                --
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         6.5%
---------------------------------------------------------------
Capital Goods                                           0.9
---------------------------------------------------------------
Consumer Cyclical                                       8.9
---------------------------------------------------------------
Consumer Staples                                        9.7
---------------------------------------------------------------
Energy                                                  6.6
---------------------------------------------------------------
Finance                                                26.1
---------------------------------------------------------------
Health Care                                            11.1
---------------------------------------------------------------
Services                                                3.2
---------------------------------------------------------------
Technology                                             16.3
---------------------------------------------------------------
Transportation                                          4.9
---------------------------------------------------------------
Utilities                                               5.1
---------------------------------------------------------------
Short-Term Investments                                  5.4
---------------------------------------------------------------
Other Assets & Liabilities                             (4.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.8%
            AUSTRALIA -- 4.4%
  1,490     Adsteam Marine Ltd. IH............................  $  2,028
    529     AWB Ltd. I........................................     2,372
    512     Harvey Norman Holdings Ltd. IH....................     1,093
     69     Leighton Holdings Ltd. IH.........................       906
    763     Mirvac Group IH...................................     2,300
    417     Multiplex Group IH................................       957
  1,077     PaperlinX Ltd. IH.................................     3,023
                                                                --------
                                                                  12,679
                                                                --------
            BRAZIL -- 0.4%
     91     Brasil Telecom S.A. ADR H.........................     1,177
                                                                --------
            CHINA -- 2.0%
  5,290     Beijing Capital International Airport Co., Ltd.
              IH..............................................     2,419
  5,647     China Oilfield Services Ltd. IH...................     2,271
  1,798     Yanzhou Coal Mining Co., Ltd. IH..................     1,148
                                                                --------
                                                                   5,838
                                                                --------
            DENMARK -- 1.4%
     38     Carlsberg A/S Class B I...........................     2,019
     42     Trygvesta A.S. B..................................     2,116
                                                                --------
                                                                   4,135
                                                                --------
            FINLAND -- 0.9%
    507     M-real Oyj I......................................     2,536
                                                                --------
            FRANCE -- 7.2%
     23     Bacou-Dalloz I....................................     2,025
     44     bioMerieux S.A. I.................................     2,319
     22     Cegedim S.A. I....................................     1,874
     80     Dassault Systemes S.A. IH.........................     4,522
    134     M6-Metropole Television IH........................     3,717
  1,782     Rhodia S.A. IH....................................     3,810
     56     Sodexho Alliance S.A. IH..........................     2,299
                                                                --------
                                                                  20,566
                                                                --------
            GERMANY -- 7.1%
     34     Altana AG BI......................................     1,849
    130     ELMOS Semiconductor AG IH.........................     1,380
    352     GEA Group AG IH...................................     4,370
     83     KarstadtQuelle AG H...............................     1,254
    183     Kontron AG BIH....................................     1,618
     99     MLP AG BIH........................................     2,047
    141     MTU Aero Engines Holdings AG BIH..................     4,363
     70     Praktiker Bau- und Heimwerkermaerkte Holding AG
              B...............................................     1,283
    133     SGL Carbon AG BIH.................................     2,199
                                                                --------
                                                                  20,363
                                                                --------
            GREECE -- 1.0%
    448     Hellenic Technodomiki Tev S.A. I..................     2,887
                                                                --------
            HONG KONG -- 0.0%
  3,088     Far East Pharmaceutical Technology
              Co., Ltd. BHVI..................................        --
                                                                --------
            INDIA -- 0.8%
    105     Dr. Reddy's Laboratories Ltd. ADR.................     2,272
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ITALY -- 3.3%
  1,382     AEM S.p.A. IH.....................................  $  2,636
    285     Brembo S.p.A. IH..................................     2,157
  1,731     Sorin S.p.A. BIH..................................     3,491
     16     Tod's S.p.A. IH...................................     1,064
                                                                --------
                                                                   9,348
                                                                --------
            JAPAN -- 28.1%
    258     77 Bank Ltd. I....................................     1,970
     95     Coca-Cola West Japan Co., Ltd. IH.................     2,210
     93     Disco Corp. IH....................................     4,963
     50     Enplas Corp. I....................................     1,377
     96     FamilyMart Co., Ltd. IH...........................     3,254
    517     Fuji Fire & Marine Insurance Co., Ltd. IH.........     1,972
    341     Gunma Bank Ltd. I.................................     2,515
     31     Hakuhodo DY Holdings, Inc. IH.....................     2,215
     67     Hamamatsu Photonics KK IH.........................     1,973
     50     Hogy Medical Co., Ltd. IH.........................     2,677
     97     Japan Petroleum Exploration Co., Ltd. I...........     6,119
      3     Jupiter Telecommunications Co., Ltd. BI...........     2,735
    171     Kobayashi Pharmaceutical Co., Ltd. I..............     5,108
     75     Milbon Co. Ltd. I.................................     2,421
    292     Minebea Co., Ltd. IH..............................     1,561
    380     Mochida Pharmaceutical Co., Ltd. IH...............     3,125
    373     Morinaga & Co., Ltd. I............................     1,165
     59     OBIC Business Consultants Ltd. IH.................     3,216
     18     OBIC Co., Ltd. IH.................................     4,008
    151     Shionogi & Co., Ltd. IH...........................     2,120
    970     Sumitomo Osaka Cement Co., Ltd. I.................     2,837
     90     Taiyo Ink Manufacturing Co., Ltd. I...............     4,355
    209     Toppan Forms Co., Ltd. I..........................     3,001
     60     Uni-Charm Corp. I.................................     2,705
    145     Union Tool Co. IH.................................     6,853
    252     Uny Co., Ltd. I...................................     3,970
                                                                --------
                                                                  80,425
                                                                --------
            LIECHTENSTEIN -- 0.6%
     10     Verwalt & Privat-Bank AG I........................     1,727
                                                                --------
            MALAYSIA -- 1.8%
  1,063     Resorts World Berhad..............................     3,149
  1,386     YTL Corp. Berhad..................................     1,962
                                                                --------
                                                                   5,111
                                                                --------
            NETHERLANDS -- 4.2%
    893     Hagemeyer N.V. BIH................................     2,900
    244     Qiagen N.V. BIH...................................     2,858
     61     Unit 4 Agresso N.V. BI............................       880
    259     Wolters Kluwer N.V. I.............................     5,247
                                                                --------
                                                                  11,885
                                                                --------
            SOUTH AFRICA -- 0.7%
     85     Harmony Gold Mining Co., Ltd. BI..................     1,131
      6     Impala Platinum Holdings Ltd. I...................       856
                                                                --------
                                                                   1,987
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SOUTH KOREA -- 1.1%
     59     GS Holdings Corp. BI..............................  $  1,366
     74     KT Freetel Co., Ltd. BI...........................     1,782
                                                                --------
                                                                   3,148
                                                                --------
            SPAIN -- 0.5%
    530     Iberia Lineas Aer De Espana I.....................     1,435
                                                                --------
            SWEDEN -- 2.5%
     84     D. Carnegie & Co. AB I............................     1,235
    148     Munters AB IH.....................................     4,071
    406     Teleca AB Class B BIH.............................     1,828
                                                                --------
                                                                   7,134
                                                                --------
            SWITZERLAND -- 3.9%
     31     Bachem Holding AG Class B I.......................     1,775
     51     Baloise Holding AG I..............................     2,956
     57     Ciba Specialty Chemicals AG I.....................     3,695
     30     Ems-Chemie Holding AG I...........................     2,697
                                                                --------
                                                                  11,123
                                                                --------
            THAILAND -- 1.6%
  8,590     Krung Thai Bank plc...............................     2,303
 20,671     TMB Bank plc BI...................................     2,167
                                                                --------
                                                                   4,470
                                                                --------
            UNITED KINGDOM -- 23.3%
    310     Amvescap plc I....................................     2,355
    428     Benfield Group plc I..............................     2,641
    191     Cambridge Antibody Technology Group plc BI........     2,306
    706     Cattles plc I.....................................     3,997
  1,925     Dimension Data Holdings plc BI....................     1,325
    266     EMAP plc I........................................     3,954
    542     EMI Group plc I...................................     2,260
    333     F&C Asset Management plc I........................     1,013
    675     FirstGroup plc I..................................     4,659
  1,474     FKI plc I.........................................     2,946
    926     GCAP Media plc I..................................     4,625
    431     Jardine Lloyd Thompson Group plc I................     3,686
    339     Kesa Electricals plc I............................     1,521
     28     Lonmin plc I......................................       769
    193     Luminar plc I.....................................     1,614
    584     Misys plc I.......................................     2,397
  1,052     Northern Foods plc I..............................     2,737
    807     Rentokil Initial plc I............................     2,275
  2,179     Royal & Sun Alliance Insurance Group plc I........     4,714
    545     SSL International plc I...........................     2,863
    144     SurfControl plc B.................................     1,304
    128     Travis Perkins plc I..............................     3,082
     80     Ultra Electronics Holdings plc I..................     1,370
    196     WH Smith plc I....................................     1,469
     35     Willis Group Holdings Ltd. H......................     1,293
    751     Yule Catto & Co. plc I............................     3,421
                                                                --------
                                                                  66,596
                                                                --------
            Total common stock
              (cost $253,844).................................  $276,842
                                                                --------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 26.2%
            REPURCHASE AGREEMENTS -- 2.7%
 $3,591     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  3,591
    108     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       108
    221     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       221
  1,107     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................     1,107
  2,582     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     2,582
                                                                --------
                                                                   7,609
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM
            SECURITY LENDING -- 23.5%
 67,369     Navigator Prime Portfolio.........................    67,369
                                                                --------
            Total short-term investments
              (cost $74,978)..................................  $ 74,978
                                                                --------
            Total investments in securities
              (cost $328,822) O...............................  $351,820
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.84% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $329,287 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $28,522
      Unrealized depreciation.........................   (5,989)
                                                        -------
      Net unrealized appreciation.....................  $22,533
                                                        =======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $258,729 which represents 90.51% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

     if it lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED   SHARES/PAR          SECURITY         COST BASIS
      --------   ----------          --------         ----------
      03/2004 --
      5/2004       3,088      Far East
                              Pharmaceutical
                              Technology Co., Ltd       $  --

     The aggregate value of these securities at December 31, 2005 was $--, which represents 0.00% of total net assets.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                        12.9%
---------------------------------------------------------------
Capital Goods                                           8.1
---------------------------------------------------------------
Consumer Cyclical                                      11.8
---------------------------------------------------------------
Consumer Staples                                        3.7
---------------------------------------------------------------
Energy                                                  2.9
---------------------------------------------------------------
Finance                                                17.1
---------------------------------------------------------------
Health Care                                            12.4
---------------------------------------------------------------
Services                                               14.4
---------------------------------------------------------------
Technology                                              9.8
---------------------------------------------------------------
Transportation                                          2.8
---------------------------------------------------------------
Utilities                                               0.9
---------------------------------------------------------------
Short-Term Investments                                 26.2
---------------------------------------------------------------
Other Assets & Liabilities                            (23.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Australian Dollar                                Sell             $ 151           $  151          01/05/06             $  --
Australian Dollar                                Sell             4,583            4,745          03/28/06               162
British Pound                                    Sell             1,338            1,448          03/31/06               110
British Pound                                    Sell             6,109            6,468          06/12/06               359
British Pound                                     Buy             1,338            1,378          03/31/06               (40)
British Pound                                     Buy                31               32          06/12/06                (1)
British Pound                                     Buy             6,078            6,239          06/12/06              (161)
Euro                                             Sell                95               95          01/03/06                --
New Zealand Dollar                               Sell             6,783            7,007          10/31/06               224
South Africa Rand                                Sell             1,818            1,840          03/17/06                22
South Africa Rand                                 Buy               909              894          03/17/06                15
                                                                                                                       -----
                                                                                                                       $ 690
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 95.2%
            BASIC MATERIALS -- 5.2%
     324    Alliant Techsystems, Inc. B.......................  $   24,641
     658    Cameco Corp. H....................................      41,698
     522    Precision Castparts Corp. ........................      27,050
   2,405    Rinker Group Ltd. I...............................      28,774
     461    Rohm & Haas Co. ..................................      22,320
                                                                ----------
                                                                   144,483
                                                                ----------
            CONSUMER CYCLICAL -- 16.7%
     417    Abercrombie & Fitch Co. Class A...................      27,200
     400    Aeropostale, Inc. B...............................      10,520
     633    Barnes & Noble, Inc. .............................      27,010
     383    BorgWarner, Inc. .................................      23,239
     333    CDW Corp. H.......................................      19,177
     163    Centex Corp. H....................................      11,646
     605    Chico's FAS, Inc. B...............................      26,556
     584    Coach, Inc. B.....................................      19,471
     282    Copart, Inc. B....................................       6,508
     810    D.R. Horton, Inc. ................................      28,942
     790    Fastenal Co. H....................................      30,960
   1,558    Geox S.p.A. I.....................................      17,149
     339    Gildan Activewear, Inc. B.........................      14,522
     201    Lennar Corp. Class A H............................      12,294
     729    Michaels Stores, Inc. ............................      25,792
     341    Mohawk Industries, Inc. B.........................      29,625
     722    Office Depot, Inc. B..............................      22,674
     627    Oshkosh Truck Corp. ..............................      27,936
     372    PACCAR, Inc. .....................................      25,757
     776    Pacific Sunwear of California, Inc. B H...........      19,348
     678    Scotts Miracle-Gro Co. Class A....................      30,650
     133    Williams-Sonoma, Inc. B H.........................       5,730
                                                                ----------
                                                                   462,706
                                                                ----------
            ENERGY -- 6.8%
   1,101    Chesapeake Energy Corp. H.........................      34,947
     315    CNX Gas Corp. B V I...............................       5,881
     539    EOG Resources, Inc. ..............................      39,541
     484    GlobalSantaFe Corp. ..............................      23,295
     450    Nabors Industries Ltd. B H........................      34,100
     449    Noble Corp. H.....................................      31,694
     535    Southwestern Energy Co. B.........................      19,242
                                                                ----------
                                                                   188,700
                                                                ----------
            FINANCE -- 17.9%
     293    AMBAC Financial Group, Inc. ......................      22,555
     807    AmeriCredit Corp. B...............................      20,681
     857    Ameritrade Holding Corp. B........................      20,575
     564    Assurant, Inc. ...................................      24,537
     268    Blackrock, Inc. Class A...........................      29,083
     415    Brown & Brown, Inc. H.............................      12,686
     430    City National Corp. ..............................      31,128
     932    E*Trade Financial Corp. B.........................      19,446
     804    Eaton Vance Corp. ................................      21,989
   1,035    Equifax, Inc. ....................................      39,358
     179    Everest Re Group Ltd. ............................      17,963
     479    General Growth Properties, Inc. ..................      22,508
     276    Golden West Financial Corp. H.....................      18,183
     539    Health Net, Inc. B................................      27,770
   1,955    Host Marriott Corp. H.............................      37,042

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     361    Legg Mason, Inc. .................................  $   43,201
     296    Nasdaq Stock Market, Inc. B.......................      10,410
     556    State Street Corp. ...............................      30,808
     189    UnionBanCal Corp. ................................      12,994
       4    UnitedHealth Group, Inc. H........................         240
     443    Webster Financial Corp. H.........................      20,767
      27    White Mountains Insurance Group Ltd. .............      15,137
                                                                ----------
                                                                   499,061
                                                                ----------
            HEALTH CARE -- 11.7%
     373    Amylin Pharmaceuticals, Inc. HB...................      14,882
     548    Biomet, Inc. .....................................      20,048
     324    Cephalon, Inc. B H................................      20,955
     321    Cooper Companies, Inc. H..........................      16,442
     683    Coventry Health Care, Inc. B......................      38,875
     309    Edwards Lifesciences Corp. B......................      12,853
     502    Eisai Co., Ltd. I.................................      21,157
     356    ICOS Corp. B H....................................       9,839
     692    IVAX Corp. B......................................      21,680
     541    Lincare Holdings, Inc. B..........................      22,652
     837    Manor Care, Inc. .................................      33,283
   2,160    Millennium Pharmaceuticals, Inc. B H..............      20,952
   1,011    Mylan Laboratories, Inc. .........................      20,176
     500    Quest Diagnostics, Inc. ..........................      25,714
     963    Shionogi & Co., Ltd. I............................      13,539
     470    Vertex Pharmaceuticals, Inc. B H..................      13,008
                                                                ----------
                                                                   326,055
                                                                ----------
            SERVICES -- 13.7%
     663    Alliance Data Systems Corp. B.....................      23,596
   1,790    BISYS Group, Inc. B...............................      25,080
     805    C.H. Robinson Worldwide, Inc. ....................      29,791
     343    Cablevision Systems Corp. B.......................       8,055
     363    CheckFree Corp. B.................................      16,680
     435    Cognizant Technology Solutions Corp. B............      21,917
     861    Education Management Corp. B......................      28,852
     432    Harrah's Entertainment, Inc. H....................      30,769
     495    Lamar Advertising Co. B H.........................      22,857
     575    Monster Worldwide, Inc. B H.......................      23,463
     728    Pixar B H.........................................      38,370
     718    Robert Half International, Inc. H.................      27,201
     612    Scripps (E.W.) Co. Class A........................      29,394
     472    Starwood Hotels & Resorts Worldwide, Inc. B.......      30,136
     906    Univision Communications, Inc. Class A B H........      26,624
                                                                ----------
                                                                   382,785
                                                                ----------
            TECHNOLOGY -- 19.3%
   1,156    Altera Corp. B....................................      21,425
     506    Amdocs Ltd. B.....................................      13,923
   1,499    American Tower Corp. Class A HB...................      40,634
   1,147    Applera Corp. -- Applied Biosystems Group.........      30,456
     393    Certegy, Inc. ....................................      15,936
   2,333    Citizens Communications Co. ......................      28,535
     771    Cognos, Inc. B H..................................      26,768
     678    DaVita, Inc. B....................................      34,354
     869    EchoStar Communications Corp. Class A B...........      23,603
     292    Electronic Arts, Inc. B H.........................      15,259
     470    Intuit, Inc. B H..................................      25,072
   1,711    Jabil Circuit, Inc. B.............................      63,472

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     519    Linear Technology Corp. ..........................  $   18,706
     701    Network Appliance, Inc. B H.......................      18,933
     693    NVIDIA Corp. B H..................................      25,343
   1,156    Red Hat, Inc. B H.................................      31,500
     637    Rockwell Collins, Inc. ...........................      29,592
     468    Roper Industries, Inc. ...........................      18,487
     600    SanDisk Corp. B H.................................      37,705
     419    Zebra Technologies Corp. Class A B H..............      17,971
                                                                ----------
                                                                   537,674
                                                                ----------
            TRANSPORTATION -- 2.2%
     844    AMR Corp. HB......................................      18,758
     304    Expeditors International of Washington, Inc. .....      20,509
     225    UTI Worldwide, Inc. ..............................      20,908
                                                                ----------
                                                                    60,175
                                                                ----------
            UTILITIES -- 1.7%
   1,160    Northeast Utilities...............................      22,842
     645    Wisconsin Energy Corp. ...........................      25,182
                                                                ----------
                                                                    48,024
                                                                ----------
            Total common stock
              (cost $2,116,935)...............................  $2,649,663
                                                                ----------
PREFERRED STOCKS -- 0.8%
            UTILITIES -- 0.8%
     462    NRG Energy, Inc. B................................  $   21,788
                                                                ----------
            Total preferred stocks
              (cost $20,535)..................................  $   21,788
                                                                ----------
            Total long-term investments
              (cost $2,137,470)...............................  $2,671,451
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.3%
            REPURCHASE AGREEMENTS -- 4.7%
$ 61,637    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   61,637
   1,858    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       1,858
   3,800    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       3,800
  18,998    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      18,998

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$ 44,328    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................  $   44,328
                                                                ----------
                                                                   130,621
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.6%
 351,327    BNY Institutional Cash Reserve Fund...............     351,327
                                                                ----------
            Total short-term investments
              (cost $481,948).................................  $  481,948
                                                                ----------
            Total investments in securities
              (cost $2,619,418) O.............................  $3,153,399
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.63% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $2,622,874 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $562,342
      Unrealized depreciation........................   (31,817)
                                                       --------
      Net unrealized appreciation....................  $530,525
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $86,500, which represents 3.11% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                           COST
      ACQUIRED          SHARES/PAR      SECURITY      BASIS
      --------          ----------      --------      ------
      August, 2005 --      315       CNX Gas Corp.    $5,058
      September 2005

     The aggregate value of these securities at December 31, 2005, was $5,881, which represents 0.21% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $3,144          $3,164          01/04/06              $(20)
Japanese Yen                                      Buy             3,631            3,637          01/05/06                (6)
Japanese Yen                                      Buy               386              386          01/06/06                --
                                                                                                                        ----
                                                                                                                        $(26)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 13.1%
     244    Albemarle Corp. H.................................  $    9,350
     184    Arch Coal, Inc. H.................................      14,628
     124    Carlisle Cos., Inc. ..............................       8,568
     318    Cytec Industries, Inc. H..........................      15,137
     317    Engelhard Corp. ..................................       9,570
     608    Huntsman Corp. BH.................................      10,463
     325    Inco Ltd..........................................      14,165
     303    Michelin (C.G.D.E.) Class B I.....................      17,030
   1,050    Pactiv Corp. B....................................      23,104
     250    Rinker Group Ltd. I...............................       2,989
     668    Smurfit-Stone Container Corp. B...................       9,471
     247    Temple-Inland, Inc. ..............................      11,069
                                                                ----------
                                                                   145,544
                                                                ----------
            CAPITAL GOODS -- 5.4%
      74    ACCO Brands Corp. B...............................       1,815
     599    Goodrich Corp. ...................................      24,602
     252    Parker-Hannifin Corp. ............................      16,629
     522    Teradyne, Inc. BH.................................       7,603
     160    Terex Corp. B.....................................       9,498
                                                                ----------
                                                                    60,147
                                                                ----------
            CONSUMER CYCLICAL -- 13.6%
     419    American Axle & Manufacturing Holdings, Inc. H....       7,686
   1,071    Arris Group, Inc. B...............................      10,142
     181    BorgWarner, Inc. .................................      10,956
     427    CBRL Group, Inc. H................................      15,023
     919    Foot Locker, Inc. ................................      21,670
     354    Hughes Supply, Inc. ..............................      12,673
     361    Newell Rubbermaid, Inc. H.........................       8,585
     681    Office Depot, Inc. B..............................      21,390
     515    Ruby Tuesday, Inc. H..............................      13,333
     285    TRW Automotive Holdings Corp. B...................       7,504
      24    TRW Automotive, Inc. B##..........................         624
     286    United Stationers, Inc. B.........................      13,886
     145    V.F. Corp. .......................................       8,046
                                                                ----------
                                                                   151,518
                                                                ----------
            CONSUMER STAPLES -- 3.5%
     222    Bunge Ltd. H......................................      12,575
     129    Ralcorp Holdings, Inc. B..........................       5,132
     488    Smithfield Foods, Inc. B..........................      14,927
     376    Tyson Foods, Inc. Class A.........................       6,426
                                                                ----------
                                                                    39,060
                                                                ----------
            ENERGY -- 3.0%
     289    Newfield Exploration Co. B........................      14,490
     312    Noble Energy, Inc. ...............................      12,566
     329    UGI Corp. ........................................       6,773
                                                                ----------
                                                                    33,829
                                                                ----------
            FINANCE -- 19.9%
     169    Affiliated Managers Group, Inc. BH................      13,538
     392    AMBAC Financial Group, Inc. ......................      30,177

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     990    Apollo Investment Corp. H.........................  $   17,742
     183    CB Richard Ellis Group, Inc. Class A B............      10,793
     502    CIT Group, Inc. ..................................      26,004
      59    City National Corp. ..............................       4,259
     144    Everest Re Group Ltd. ............................      14,410
     683    Grupo Imsa, S.A. de C.V. .........................       2,249
     162    IndyMac Bancorp, Inc. H...........................       6,329
     414    KKR Financial Corp. ..............................       9,920
     350    Platinum Underwriters Holdings Ltd. ..............      10,878
     306    Radian Group, Inc. ...............................      17,934
     423    Reinsurance Group Of America, Inc. H..............      20,207
     145    UnionBanCal Corp. ................................       9,971
     585    UnumProvident Corp. H.............................      13,304
     289    Webster Financial Corp. ..........................      13,531
                                                                ----------
                                                                   221,246
                                                                ----------
            HEALTH CARE -- 6.8%
     299    Barr Pharmaceuticals, Inc. B......................      18,612
      95    Coventry Health Care, Inc. B......................       5,428
     904    Endo Pharmaceuticals Holdings, Inc. B.............      27,343
   1,139    Impax Laboratories, Inc. BH.......................      12,188
     520    Theravance, Inc. BH...............................      11,701
                                                                ----------
                                                                    75,272
                                                                ----------
            SERVICES -- 6.1%
     983    BearingPoint, Inc. BH.............................       7,722
     704    Dex Media, Inc. ..................................      19,069
     145    Donnelley R.H. Corp. B............................       8,941
     486    Donnelley (R.R.) & Sons Co. ......................      16,633
     227    IMS Health, Inc. .................................       5,657
     963    Unisys Corp. B....................................       5,616
     128    URS Corp. BH......................................       4,795
                                                                ----------
                                                                    68,433
                                                                ----------
            TECHNOLOGY -- 20.8%
     400    Acuity Brands, Inc. H.............................      12,714
     824    Arrow Electronics, Inc. B.........................      26,393
      86    Bio-Rad Laboratories, Inc. Class A BH.............       5,615
   1,247    Cinram International, Inc. .......................      29,383
     360    Citizens Communications Co. H.....................       4,402
   1,648    Fairchild Semiconductor International, Inc. BH....      27,859
   1,014    Flextronics International Ltd. B..................      10,585
     327    Fossil, Inc. BH...................................       7,027
   1,570    GrafTech International Ltd. BH....................       9,768
     423    Lam Research Corp. BH.............................      15,082
     163    NCR Corp. B.......................................       5,542
     155    QLogic Corp. BH...................................       5,046
     719    Seagate Technology................................      14,377
     434    Tektronix, Inc. ..................................      12,252
     452    Varian Semiconductor Equipment Associates, Inc.
              BH..............................................      19,852
     951    Vishay Intertechnology, Inc. BH...................      13,090
     146    Whirlpool Corp. ..................................      12,229
                                                                ----------
                                                                   231,216
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP VALUE HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 3.0%
      97    Continental Airlines, Inc. BH.....................  $    2,060
     410    Trinity Industries, Inc. B........................      18,069
     293    Yellow Roadway Corp. B............................      13,048
                                                                ----------
                                                                    33,177
                                                                ----------
            UTILITIES -- 4.1%
     116    Northeast Utilities...............................       2,274
     877    PPL Corp. ........................................      25,778
      54    SBM Offshore N.V. I...............................       4,399
     327    Wisconsin Energy Corp. ...........................      12,773
                                                                ----------
                                                                    45,224
                                                                ----------
            Total common stock
              (cost $926,278).................................  $1,104,666
                                                                ==========
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.6%
            REPURCHASE AGREEMENTS -- 0.6%
 $ 3,134    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    3,134
      95    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................          95
     193    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         193
     966    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................         966
   2,254    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       2,254
                                                                ----------
                                                                     6,642
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.0%
 155,922    Navigator Prime Portfolio.........................     155,922
                                                                ----------
            Total short-term investments
              (cost $162,564).................................  $  162,564
                                                                ----------
            Total investments in securities
              (cost $1,088,842) O.............................  $1,267,230
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

     Market value of investments in foreign securities represents 6.31% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,089,708 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $209,372
   Unrealized depreciation........................   (31,850)
                                                    --------
   Net unrealized appreciation....................  $177,522
                                                    ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $24,418, which represents 2.19% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  ## Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2005, the market value of these securities was $624, which represents 0.06% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            CONSUMER STAPLES -- 2.7%
 $21,700    Anz, Inc..........................................  4.25%   02/08/2006   $   21,604
  23,000    Stadshypotek AB...................................  4.37%   02/27/2006       22,843
                                                                                     ----------
                                                                                         44,447
                                                                                     ----------
            FINANCE -- 95.3%
  23,000    AIG...............................................  4.17%   03/17/2006       22,794
  23,000    Alliance & Leicester..............................  4.09%   02/06/2006       22,979
  23,000    Alliance & Leicester..............................  4.17%   01/09/2006       22,905
  23,190    American Express Credit Corp. G...................  4.54%   05/16/2006       23,208
  23,000    American Express Credit Corp. G...................  4.46%   12/15/2006       23,026
  23,000    American General Finance Corp.....................  4.36%   01/25/2006       22,937
  46,000    American Honda Finance Corp. MG...................  4.51%   08/15/2006       46,058
  23,000    Amsterdam Funding Corp............................  4.23%   01/26/2006       22,933
  23,000    Amsterdam Funding Corp............................  4.28%   01/05/2006       22,989
  23,000    Bank of America Corp..............................  4.37%   03/01/2006       22,837
  23,000    Bank of America Corp..............................  4.33%   03/13/2006       22,807
  23,000    Bank One Corp. G..................................  4.45%   08/11/2006       23,022
  23,000    Bank One Corp. G..................................  4.59%   02/27/2006       23,008
  23,000    Barton Capital Corp...............................  4.10%   01/10/2006       22,977
  21,800    Bear Stearns Co., Inc.............................  4.13%   01/17/2006       21,760
  26,100    Bear Stearns Co., Inc. G..........................  4.75%   06/19/2006       26,133
  21,700    Britannia Building Society........................  4.38%   02/08/2006       21,600
  23,000    Britannia Building Society........................  4.33%   02/14/2006       22,879
  23,000    Cafco.............................................  4.21%   02/01/2006       22,955
  23,000    Cafco.............................................  4.22%   01/18/2006       22,917
   8,700    Caterpillar Financial Services Corp. G............  4.13%   04/07/2006        8,702
  30,400    Caterpillar Financial Services Corp. G............  4.47%   03/03/2006       30,402
  26,000    Citibank NA.......................................  4.30%   02/15/2006       26,146
  21,500    Citigroup, Inc. G.................................  4.49%   05/19/2006       21,514
  40,000    Countrywide Financial Corp........................  4.28%   01/03/2006       39,990
  23,000    General Electric Co...............................  4.36%   03/16/2006       22,797
  23,000    General Electric Co...............................  4.21%   02/02/2006       22,915
  46,000    Goldman Sachs Group, Inc. G.......................  4.33%   08/01/2006       46,019
  23,000    Greenwich Capital Holdings, Inc. G................  4.25%   02/01/2006       23,000
  23,000    HBOS..............................................  4.36%   03/17/2006       22,794
  23,000    HBOS..............................................  4.46%   03/20/2006       22,780
  21,800    Household Financial Corp..........................  6.49%   01/24/2006       21,829
  23,000    HSBC Finance Corp.................................  4.11%   01/13/2006       22,969
  43,000    Lehman Brothers Holdings, Inc. G..................  4.21%   06/02/2006       43,017
  46,000    Merrill Lynch & Co. G.............................  4.23%   10/19/2006       46,030
  21,700    Morgan Stanley Dean Witter, Inc...................  6.08%   04/15/2006       21,788
  23,000    Morgan Stanley Dean Witter, Inc...................  4.43%   01/04/2006       22,992

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    Nationwide Building Society M.....................  4.16%   01/20/2006   $   22,950
  23,000    Nationwide Building Society M.....................  4.43%   03/09/2006       22,813
  23,000    Nordea NA.........................................  4.38%   04/03/2006       22,747
  23,000    Nordea NA.........................................  4.09%   01/12/2006       22,972
  23,000    Northern Rock plc.................................  4.22%   02/03/2006       22,912
  23,000    Northern Rock plc.................................  4.36%   03/14/2006       22,802
  23,000    Old Line Funding..................................  4.19%   01/05/2006       22,989
  23,000    Old Line Funding..................................  4.31%   02/07/2006       22,899
  23,000    Preferred Funding Corp............................  4.24%   01/25/2006       22,935
  23,000    Sheffield Receivables.............................  4.18%   01/06/2006       22,987
  20,900    SLM Corp. G.......................................  4.37%   04/25/2006       20,911
  46,000    Spintab AB........................................  4.13%   01/20/2006       45,901
  23,000    Toyota Motor Credit Corp..........................  4.32%   02/06/2006       22,901
  23,000    Toyota Motor Credit Corp..........................  4.17%   01/25/2006       22,937
  18,230    Triple A-1 Funding................................  4.32%   01/25/2006       18,178
  23,000    Triple A-1 Funding................................  4.31%   01/09/2006       22,978
  49,220    UBS Finance LLC...................................  4.19%   01/03/2006       49,209
  23,000    Washington Mutual Bank FA G.......................  4.50%   07/26/2006       23,000
  46,000    Wells Fargo & Co. G...............................  4.54%   03/03/2006       46,010
  23,000    Westpac Banking Corp..............................  4.42%   03/06/2006       22,821
  23,000    Westpac Banking Corp..............................  4.20%   01/31/2006       22,920
  23,000    Yorktown Capital..................................  4.34%   01/20/2006       22,947
  23,000    Yorktown Capital..................................  4.31%   01/20/2006       22,948
                                                                                     ----------
                                                                                      1,541,075
                                                                                     ----------
            TECHNOLOGY -- 1.7%
  27,900    Oracle Corp.......................................  4.39%   01/30/2006       27,802
                                                                                     ----------
            Total investments in securities
              (cost $1,613,324) O.............................                       $1,613,324
                                                                                     ==========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O  Also represents cost for federal tax purposes.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $91,821, which represents 5.68% of total net assets.

    G Variable rate securities; the yield reported is the rate in effect at December 31, 2005.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 29.8%
             FINANCE -- 29.8%
 $  3,500    American Express Credit Account Master Trust,
               4.37%, 03/15/2011 K.............................  $  3,500
    4,891    Ameriquest Mortgage Securities, Inc.,
               5.09%, 09/25/2032 K.............................     4,892
    5,000    Ameriquest Mortgage Securities, Inc.,
               5.18%, 10/25/2033 K.............................     5,024
      183    Argent NIM Trust,
               4.21%, 11/25/2034 M.............................       183
   46,311    Banc of America Commercial Mortgage, Inc.,
               4.83%, 07/11/2043 MW............................     2,644
   15,000    Banc of America Commercial Mortgage, Inc.,
               4.76%, 07/10/2045...............................    14,797
    7,500    Bank One Issuance Trust,
               4.42%, 02/17/2009 K.............................     7,502
    8,000    Bear Stearns Commercial Mortgage Securities,
               5.464%, 12/11/2040..............................     8,139
   36,748    Bear Stearns Commercial Mortgage Securities, Inc.,
               4.85%, 08/15/2038 MW............................     2,801
    6,547    Countrywide Home Loan Mortgage Pass Through Trust,
               5.00%, 01/25/2019...............................     6,447
   56,184    Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.01%, 03/15/2035 MW............................     2,578
    9,000    CS First Boston Mortgage Securities Corp.,
               5.23%, 12/01/2040...............................     8,964
   10,000    Discover Card Master Trust I,
               4.59%, 01/15/2008 K.............................    10,042
       69    DLJ Mortgage Acceptance Corp. B1,
               7.25%, 09/25/2011 M.............................        69
       23    DLJ Mortgage Acceptance Corp. B2,
               7.25%, 09/25/2011 M.............................        23
    5,000    First Franklin Mortgage Loan Asset Backed
               Certificates,
               6.03%, 07/25/2033 K.............................     5,042
      407    Green Tree Financial Corp.,
               6.27%, 06/01/2030...............................       408
      462    Green Tree Financial Corp.,
               7.30%, 01/15/2026...............................       474
   10,000    Greenwich Capital Commercial Funding Corp.,
               4.53%, 01/5/2036................................     9,753
    6,000    Greenwich Capital Commercial Mortgage Trust,
               5.12%, 04/10/2037 K.............................     6,015
   51,232    LB-UBS Commercial Mortgage Trust,
               4.25%, 12/15/2036 MW............................     1,949
   10,000    Lehman Brothers Commercial Mortgage Trust,
               4.76%, 12/16/2014 MK............................    10,002
    5,000    Lehman Brothers Commercial Mortgage Trust,
               5.52%, 12/14/2014 MK............................     5,020
    1,162    Long Beach Asset Holdings Corp.,
               4.12%, 2/25/2035 M..............................     1,158

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             FINANCE -- (CONTINUED)
 $ 35,772    Mach One Trust,
               6.09%, 05/28/2040 MW............................  $  1,889
    3,000    Master Asset Backed Securities Trust,
               5.13%, 05/25/2033 K.............................     3,012
    2,000    Master Asset Backed Securities Trust,
               6.18%, 05/25/2033 K.............................     2,024
    5,290    Master Asset Backed Securities Trust,
               5.00%, 12/25/2018...............................     5,209
    6,800    MBNA Credit Card Master Note Trust,
               4.42%, 08/15/2008 K.............................     6,801
    4,800    MBNA Credit Card Master Note Trust,
               4.51%, 02/16/2010 K.............................     4,811
    4,000    Merrill Lynch Mortgage Investors, Inc.,
               5.48%, 05/25/2032 K.............................     4,027
    5,000    Merrill Lynch Mortgage Trust,
               5.236%, 11/12/2035..............................     5,016
   10,000    Morgan Stanley Capital I,
               4.74%, 12/15/2041...............................     9,789
    4,628    Morgan Stanley Capital I,
               5.38%, 11/25/2032 K.............................     4,668
      876    Novastar NIM Trust,
               3.97%, 3/25/2035 M..............................       872
    5,915    Providian Gateway Master Trust,
               4.56%, 07/15/2010 MK............................     5,920
    3,920    Residential Asset Mortgage Products, Inc.,
               5.70%, 10/25/2031...............................     3,908
    1,163    Soundview Home Equity Loan Trust, Inc.,
               8.64%, 05/25/2030...............................     1,179
    5,000    Structured Asset Securities Corp.,
               5.38%, 2/25/2033 K..............................     5,071
    3,608    Wachovia Bank Commercial Mortgage Trust,
               4.81%, 06/15/2013 MK............................     3,620
                                                                 --------
                                                                  185,242
                                                                 --------
             Total asset & commercial mortgage backed
               securities
               (cost $185,839).................................  $185,242
                                                                 --------
U.S. GOVERNMENT SECURITIES -- 1.8%
             U.S. TREASURY SECURITIES -- 1.8%
 $ 10,800    4.50% 2015........................................  $ 10,888
                                                                 --------
             Total U.S. government securities
               (cost $10,819)..................................  $ 10,888
                                                                 --------
U.S. GOVERNMENT AGENCIES -- 74.6%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 26.6%
 $  1,998    4.50% 2018........................................  $  1,948
   50,891    5.00% 2015 -- 2035................................    50,178
   76,328    5.50% 2034........................................    75,712
    1,668    6.00% 2022 -- 2034................................     1,691
    2,751    6.50% 2014 -- 2017................................     2,827
    3,529    7.00% 2026 -- 2032................................     3,676
       50    7.50% 2024 -- 2025................................        54
      172    8.00% 2013 -- 2024................................       185
       89    8.50% 2009 -- 2024................................        95
       --    9.00% 2006........................................        --
        8    9.50% 2008........................................         9

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
 $    106    10.00% 2020.......................................  $    118
                                                                 --------
                                                                  136,493
                                                                 --------
             REMIC -- IO & IO-ETTE:
    2,131    5.50% 2015 W......................................        75
             REMIC -- PAC'S:
   29,082    5.00% 2028........................................    28,713
                                                                 --------
                                                                  165,281
                                                                 --------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 37.2%
             MORTGAGE BACKED SECURITIES:
   17,604    4.50% 2034 -- 2035................................    16,614
    7,940    4.812% 2035 K.....................................     7,894
   76,882    5.00% 2018 -- 2035 +..............................    75,353
   36,459    5.50% 2019 -- 2036 +..............................    36,208
   54,678    6.00% 2023 -- 2035 +..............................    55,264
   31,517    6.50% 2028 -- 2034................................    32,414
    6,357    7.00% 2011 -- 2032................................     6,605
      436    8.00% 2029 -- 2031................................       466
       76    9.00% 2021........................................        83
       44    11.00% 2009.......................................        46
                                                                 --------
                                                                  230,947
                                                                 --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.8%
             MORTGAGE BACKED SECURITIES:
       81    2.50% 2015........................................         9
   52,223    6.00% 2033 -- 2035................................    53,389
    7,679    6.50% 2028 -- 2032................................     8,028
    3,668    7.00% 2032........................................     3,851
    1,129    7.50% 2022 -- 2030................................     1,189
      221    8.50% 2017 -- 2030................................       239
      204    9.50% 2009........................................       217
                                                                 --------
                                                                   66,922
                                                                 --------
             Total U.S. government agencies
               (cost $466,126).................................  $463,150
                                                                 --------
             Total long-term investments
               (cost $662,784).................................  $659,280
                                                                 --------
SHORT-TERM INVESTMENTS -- 0.6%
             REPURCHASE AGREEMENTS -- 0.5%
    1,077    BNP Paribas Repurchase Agreement,
               3.30%, 01/03/2006...............................  $  1,077
    1,077    RBS Greenwich Repurchase Agreement,
               3.40%, 01/03/2006...............................     1,077
    1,063    UBS Warburg Securities, Inc. Repurchase Agreement,
               3.45%, 01/03/2006...............................     1,063
                                                                 --------
                                                                    3,217
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             U.S. TREASURY BILLS -- 0.1%
 $    500    U.S. Treasury, 3.69%, 01/12/2006 Z................  $    500
                                                                 --------
             Total short-term investments
               (cost $3,717)...................................  $  3,717
                                                                 --------
             Total investments in securities
               (cost $666,501) O...............................  $662,997
                                                                 ========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.03% of total net assets at December 31, 2005.

    O At December 31, 2005, the cost of securities for federal income tax purposes was $666,831 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

         Unrealized appreciation.......................  $ 2,492
         Unrealized depreciation.......................   (6,326)
                                                         -------
         Net unrealized depreciation...................  $(3,834)
                                                         =======

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $38,728, which represents 6.24% of total net assets.

    K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

    Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

     W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

    + The cost of securities purchased on a when-issued basis at December 31, 2005 was $48,995.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 6.0%
     148    Alliant Techsystems, Inc. B.......................  $   11,270
     168    Arch Coal, Inc. H.................................      13,390
      91    Eagle Materials, Inc. H...........................      11,157
     321    Intermagnetics General Corp. B....................      10,245
     510    Jarden Corp. BH...................................      15,368
     162    Martin Marietta Materials, Inc. ..................      12,403
                                                                ----------
                                                                    73,833
                                                                ----------
            CAPITAL GOODS -- 0.8%
     335    Moog, Inc. Class A B..............................       9,509
                                                                ----------
            CONSUMER CYCLICAL -- 9.6%
     211    Advance Auto Parts, Inc. B........................       9,149
   2,328    Corporacion GEO S.A. de C.V. B....................       8,210
     397    DSW, Inc. BH......................................      10,400
     330    GameStop Corp. Class A BH.........................      10,495
   1,141    Geox S.p.A. I.....................................      12,556
   2,901    Grupo Aeroportuario del Sureste S.A. de C.V. .....       9,338
     139    Panera Bread Co. Class A B........................       9,149
     324    Phillips-Van Heusen Corp. ........................      10,501
     183    Red Robin Gourmet Burgers, Inc. BH................       9,340
     302    Ross Stores, Inc. ................................       8,732
     248    Texas Roadhouse, Inc. B...........................       3,853
     376    Too, Inc. B.......................................      10,614
   3,001    Toyo Construction Co., Ltd. I.....................       5,632
                                                                ----------
                                                                   117,969
                                                                ----------
            CONSUMER STAPLES 0.5 %
     197    Peet's Coffee & Tea, Inc. BH......................       5,971
                                                                ----------
            ENERGY -- 4.9%
     328    Cabot Oil & Gas Corp. ............................      14,793
     186    Cheniere Energy, Inc. BH..........................       6,920
     390    Pride International, Inc. B.......................      12,006
     572    Range Resources Corp. ............................      15,068
     707    Singapore Petroleum Co., Ltd. I...................       2,022
     872    Stolt Offshore S.A. BI............................      10,192
                                                                ----------
                                                                    61,001
                                                                ----------
            FINANCE -- 18.3%
     945    Admiral Group plc I...............................       7,402
     175    Affiliated Managers Group, Inc. B.................      14,021
     358    Arch Capital Group Ltd. B.........................      19,576
     251    CB Richard Ellis Group, Inc. Class A B............      14,781
     236    Federated Investors, Inc. ........................       8,738
   2,321    Hong Kong Exchanges & Clearing Ltd. I.............       9,623
     157    IndyMac Bancorp, Inc. H...........................       6,136
     233    Intercontinentalexchange, Inc. B..................       8,481
     253    iShares Russell 2000 Growth Index Fund H..........      17,636
     362    LaSalle Hotel Properties..........................      13,281
   3,670    Link B............................................       6,958
   8,352    Melco International Development Ltd. I............       9,963
     598    Nasdaq Stock Market, Inc. BH......................      21,051
     120    National Financial Partners Corp. B...............       6,298

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     542    Nuveen Investments, Inc. Class A..................  $   23,090
      52    Oil Service HOLDRs Trust H........................       6,700
     237    Pirelli & C. Real Estate S.p.A. I.................      12,939
     270    ProAssurance Corp. B..............................      13,151
     261    Signature Bank B..................................       7,322
                                                                ----------
                                                                   227,147
                                                                ----------
            HEALTH CARE -- 13.5%
     457    Abgenix, Inc. B...................................       9,820
     462    Alkermes, Inc. BH.................................       8,828
     371    Amylin Pharmaceuticals, Inc. BH...................      14,817
     413    AtheroGenics, Inc. BH.............................       8,267
     323    Covance, Inc. B...................................      15,683
     412    Endo Pharmaceuticals Holdings, Inc. B.............      12,474
     568    eResearch Technology, Inc. B......................       8,581
     663    Exelixis, Inc. B..................................       6,249
     756    Human Genome Sciences, Inc. BH....................       6,467
     209    ICOS Corp. BH.....................................       5,771
     239    Kyphon, Inc. B....................................       9,743
     334    Medicines Co. B...................................       5,829
     254    Pharmaceutical Product Development, Inc. .........      15,745
     367    Salix Pharmaceuticals Ltd. B......................       6,454
     188    Schwarz Pharma AG IH..............................      11,956
     587    Symbion, Inc. B...................................      13,500
     271    Vertex Pharmaceuticals, Inc. B....................       7,493
                                                                ----------
                                                                   167,677
                                                                ----------
            SERVICES -- 11.8%
     257    Advisory Board Co. B..............................      12,269
   3,094    APN News & Media Ltd. IH..........................      10,863
     173    Bankrate, Inc. BH.................................       5,111
     146    Central European Media Enterprises Ltd. B.........       8,456
     163    CheckFree Corp. B.................................       7,473
     204    Corporate Executive Board Co. ....................      18,328
     286    Corrections Corp. of America B....................      12,872
     275    DreamWorks Animation SKG, Inc. B..................       6,746
   1,027    Foundry Networks, Inc. B..........................      14,183
     152    Jacobs Engineering Group, Inc. B..................      10,313
     289    Lamar Advertising Co. B...........................      13,312
     267    Stericycle, Inc. B................................      15,741
     190    Washington Group International, Inc. .............      10,078
                                                                ----------
                                                                   145,745
                                                                ----------
            TECHNOLOGY -- 25.5%
     324    Activision, Inc. B................................       4,451
     496    American Tower Corp. Class A B....................      13,428
     146    Canadian Satellite Radio Holdings, Inc. Class A...       1,850
     248    Cognos, Inc. B....................................       8,603
     670    Crown Castle International Corp. B................      18,019
   1,268    CSR plc BI........................................      20,421
   1,117    Entrust, Inc. B...................................       5,406
     384    Equinix, Inc. B...................................      15,656
     669    Evergreen Solar, Inc. H...........................       7,126
     277    F5 Networks, Inc. B...............................      15,854

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     289    Hologic, Inc. B...................................  $   10,949
      48    IHS, Inc. Class A B...............................         991
     132    Itron, Inc. B.....................................       5,268
     294    Logitech International S.A.  B....................      13,834
     291    Microsemi Corp. B.................................       8,044
     240    Millicom International Cellular S.A. .............       6,433
     234    NetFlix, Inc. B...................................       6,325
   1,568    Opsware, Inc. BH..................................      10,644
     807    Red Hat, Inc. B...................................      21,975
     957    Redback Networks, Inc. B..........................      13,461
     309    Salesforce.com, Inc. B............................       9,907
     295    SiRF Technology Holdings, Inc. B..................       8,779
       8    SKY Perfect Communications, Inc. I................       6,032
     270    SRA International, Inc. B.........................       8,239
     528    THQ, Inc. B.......................................      12,603
   1,148    UbiquiTel, Inc. B.................................      11,354
     960    Verifone Holdings, Inc. B.........................      24,288
     347    Verint Systems, Inc. B............................      11,959
     214    Websense, Inc. B..................................      14,015
                                                                ----------
                                                                   315,914
                                                                ----------
            TRANSPORTATION -- 5.7%
     237    Forward Air Corp. ................................       8,688
     771    GOL Linhas Aereas Inteligentes S.A. ADR H.........      21,761
     822    JetBlue Airways Corp. BH..........................      12,645
     755    Knight Transportation, Inc. ......................      15,656
     616    Werner Enterprises, Inc. .........................      12,139
                                                                ----------
                                                                    70,889
                                                                ----------
            UTILITIES -- 1.5%
     105    Q-Cells AG BH.....................................       6,127
     461    Suntech Power Holdings ADR BH.....................      12,570
                                                                ----------
                                                                    18,697
                                                                ----------
            Total common stock
              (cost $964,857).................................  $1,214,352
                                                                ----------
PREFERRED STOCKS -- 0.6%
            UTILITIES -- 0.6%
     164    NRG Energy, Inc. B................................  $    7,739
                                                                ----------
            Total preferred stocks
              (cost $7,727)...................................  $    7,739
                                                                ----------
            Total long-term investments
              (cost $972, 584)................................  $1,222,091
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 14.6%
            REPURCHASE AGREEMENTS -- 1.7%
 $10,166    Banc of America Securities TriParty Joint
              Repurchase Agreement, 4.30%, 01/03/2006.........  $   10,166
     306    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         306
     627    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         627
   3,133    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       3,133
   7,311    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       7,311
                                                                ----------
                                                                    21,543
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.9%
 159,297    BNY Institutional Cash Reserve Fund...............     159,297
                                                                ----------
            Total short-term investments
              (cost $180,840).................................  $  180,840
                                                                ----------
            Total investments in securities
              (cost $1,153,424) O.............................  $1,402,931
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.08% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,155,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation...............................  $263,849
      Unrealized depreciation...............................   (16,015)
                                                              --------
      Net unrealized appreciation...........................  $247,834
                                                              ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $133,435, which represents 10.78% of total net assets.

  H  Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy              $321            $323           01/04/06              $(2)
Japanese Yen                                      Buy               303             304           01/05/06               (1)
Japanese Yen                                      Buy               105             105           01/06/06               --
                                                                                                                        ---
                                                                                                                        $(3)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 6.0%
     125    Carpenter Technology Corp. .......................  $    8,809
     605    Century Aluminum Co. B............................      15,865
      36    Cleveland-Cliffs, Inc. H..........................       3,197
      64    Eagle Materials, Inc. H...........................       7,868
     107    Mueller Industries, Inc. .........................       2,942
      59    NS Group, Inc. B..................................       2,458
     110    Sun Hydraulics Corp. H............................       2,128
     131    Timken Co. .......................................       4,185
     378    Titan International, Inc. H.......................       6,524
     223    UAP Holding Corp. ................................       4,562
                                                                ----------
                                                                    58,538
                                                                ----------
            CAPITAL GOODS -- 4.1%
      95    Albany International Corp. Class A................       3,439
      71    Briggs & Stratton Corp. ..........................       2,742
      44    Cascade Corp. ....................................       2,073
     192    Graco, Inc. ......................................       7,017
     101    Lennox International, Inc. .......................       2,854
     102    Lone Star Technologies, Inc. B....................       5,290
      78    Nordson Corp. ....................................       3,160
      87    Photronics, Inc. B................................       1,312
     281    Stewart and Stevenson Services, Inc. .............       5,938
      36    Tennant Co. ......................................       1,872
      93    Toro Co. .........................................       4,071
                                                                ----------
                                                                    39,768
                                                                ----------
            CONSUMER CYCLICAL -- 10.7%
     454    Arris Group, Inc. B...............................       4,303
      65    Beacon Roofing Supply, Inc. ......................       1,859
     137    CKE Restaurants, Inc. H...........................       1,851
     152    Click Commerce, Inc. BH...........................       3,195
     153    DSW, Inc. BH......................................       4,020
     315    Genesco, Inc. B...................................      12,199
      88    IKON Office Solutions, Inc. ......................         915
      54    Jack in the Box, Inc. B...........................       1,890
     129    Kenneth Cole Productions, Inc. Class A............       3,297
     123    K-Swiss, Inc. Class A.............................       3,993
      68    Mcgrath Rentcorp..................................       1,899
      98    Meritage Homes Corp. B............................       6,154
     165    Noble International Ltd. H........................       3,432
      89    Panera Bread Co. Class A BH.......................       5,813
     304    Skechers U.S.A., Inc. Class A B...................       4,657
     399    Standard-Pacific Corp. H..........................      14,676
      82    Stanley Furniture Co., Inc. ......................       1,898
     344    Stride Rite Corp. ................................       4,663
     435    Talbots, Inc. ....................................      12,088
     160    Timberland Co. Class A BH.........................       5,205
     120    WCI Communities, Inc. BH..........................       3,225
     113    WebMD Health Corp. BH.............................       3,283
                                                                ----------
                                                                   104,515
                                                                ----------
            ENERGY -- 5.9%
     142    Cabot Oil & Gas Corp. ............................       6,402
      52    Cheniere Energy, Inc. BH..........................       1,950
      69    Chesapeake Energy Corp. H.........................       2,180
     200    Energy Partners Ltd. B............................       4,349

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            ENERGY -- (CONTINUED)
     329    Frontier Oil Corp. ...............................  $   12,336
     163    Giant Industries, Inc.............................       8,454
     603    Grey Wolf, Inc. B.................................       4,661
      57    Houston Exploration Co. B.........................       2,988
     471    Meridian Resource Corp. B.........................       1,976
     499    PetroQuest Energy, Inc. B.........................       4,129
      99    St. Mary Land & Exploration Co. ..................       3,641
      94    Swift Energy Co. B................................       4,232
                                                                ----------
                                                                    57,298
                                                                ----------
            FINANCE -- 10.5%
      69    Aaron Rents, Inc. ................................       1,452
     176    Advanta Corp. Class B.............................       5,693
     110    Affiliated Managers Group, Inc. BH................       8,811
     325    American Capital Strategies Ltd. H................      11,775
      62    American Home Mortgage Investment Corp. H.........       2,013
     304    Apsen Insurance Holdings Ltd. ....................       7,186
     145    Arch Capital Group Ltd. B.........................       7,950
      59    City Holding Co. .................................       2,114
      72    CompuCredit Corp. BH..............................       2,771
      96    First Community Bancorp...........................       5,236
      49    Gold Banc Corporation, Inc. ......................         884
     421    IndyMac Bancorp, Inc. H...........................      16,412
      89    Irwin Financial Corp. ............................       1,906
      65    James River Group, Inc. B.........................       1,290
     146    Longview Fibre Co. ...............................       3,040
     354    Rent-Way, Inc. B..................................       2,260
     761    Scottish Re Group Ltd. H..........................      18,678
      97    Strategic Hotel Capital, Inc. ....................       1,988
      39    Taylor Capital Group, Inc. .......................       1,555
                                                                ----------
                                                                   103,014
                                                                ----------
            HEALTH CARE -- 20.9%
     855    Abgenix, Inc. BH..................................      18,398
     490    Alkermes, Inc. BH.................................       9,367
     100    Amedisys, Inc. BH.................................       4,211
      76    American Healthways, Inc. B.......................       3,453
     212    American Retirement Corp. B.......................       5,320
     400    Amylin Pharmaceuticals, Inc. BH...................      15,964
     659    Applera Corp. -- Celera Genomics Group BH.........       7,223
     121    Cantel Medical Corp. B............................       2,167
     350    Ciphergen Biosystems, Inc. BH.....................         413
     229    CNS, Inc. ........................................       5,006
     467    CV Therapeutics, Inc. BH..........................      11,559
     115    Diagnostic Products Corp. ........................       5,569
     175    Dov Pharmaceutical................................       2,575
     813    Encysive Pharmaceuticals, Inc. B..................       6,412
     989    Exelixis, Inc. B..................................       9,317
     200    Haemonetics Corp. B...............................       9,772
     267    Human Genome Sciences, Inc. BH....................       2,284
     301    Incyte Corp. B....................................       1,608
     116    Kos Pharmaceuticals, Inc. B.......................       6,001
     175    Kosan Biosciences, Inc. B.........................         777
      41    Longs Drug Stores Corp. ..........................       1,499
      93    Mentor Corp. H....................................       4,272

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
 1/8v781    NPS Pharmaceuticals, Inc. BH......................  $    9,246
     446    Nu Skin Enterprises, Inc. Class A.................       7,834
     194    Onyx Pharmaceuticals, Inc. BH.....................       5,579
     148    OSI Pharmaceuticals, Inc. BH......................       4,136
     340    Panacos Pharmaceuticals, Inc. B...................       2,353
      88    Pharmion Corp. BH.................................       1,564
     740    Regeneron Pharmaceuticals, Inc. B.................      11,797
     212    Salix Pharmaceuticals Ltd. BH.....................       3,730
     109    Sierra Health Services, Inc. BH...................       8,724
     402    STERIS Corp. .....................................      10,061
     169    SurModics, Inc. BH................................       6,237
                                                                ----------
                                                                   204,428
                                                                ----------
            SERVICES -- 13.0%
     118    Adesa, Inc. ......................................       2,879
     213    Advisory Board Co. B..............................      10,130
     100    Advo, Inc. .......................................       2,817
     189    Ameristar Casinos, Inc. H.........................       4,293
     601    BISYS Group, Inc. B...............................       8,413
     169    Bluegreen Corp. B.................................       2,672
     233    Central European Media Enterprises Ltd. B.........      13,468
     109    Cerner Corp. BH...................................       9,882
      67    CPI Corp. ........................................       1,259
     585    Cumulus Media, Inc. Class A B.....................       7,254
   1,177    Digital Generation Systems, Inc. B................         636
     355    Digital River, Inc. BH............................      10,561
      93    eFunds Corp. B....................................       2,189
     221    Epicor Software Corp. B...........................       3,123
     128    Gevity HR, Inc. H.................................       3,279
      30    Global Imaging Systems, Inc. B....................       1,029
      96    Heidrick & Struggles International, Inc. B........       3,074
     243    Imergent, Inc. BH.................................       1,601
     103    ITT Educational Services, Inc. B..................       6,077
      43    John H. Harland Co. ..............................       1,628
     353    Journal Register Co. .............................       5,273
     313    Lin TV Corp. Class A B............................       3,482
      83    MAXIMUS, Inc. ....................................       3,049
      96    Movie Gallery, Inc. H.............................         540
     101    MTS Systems Corp. ................................       3,492
     155    Playboy Enterprises Class B B.....................       2,157
     926    Premiere Global Services, Inc. B..................       7,532
     163    Regent Communications, Inc. B.....................         758
     124    WorldSpace, Inc. BH...............................       1,804
     108    Wright Express Corp. B............................       2,367
                                                                ----------
                                                                   126,718
                                                                ----------
            TECHNOLOGY -- 23.3%
     416    Acxiom Corp. .....................................       9,575
     173    Blackbaud, Inc. ..................................       2,957
     187    Cabot Microelectronics Corp. B....................       5,470
   1,459    Charter Communications, Inc. Class A BH...........       1,780
      81    Comtech Telecommunications Corp. B................       2,475
     321    Corillian Corp. B.................................         873

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
     676    CSG Systems International, Inc. BH................  $   15,088
     299    Diodes, Inc. B....................................       9,278
     213    Emulex Corp. B....................................       4,215
     324    Fairchild Semiconductor International, Inc. BH....       5,472
     428    FuelCell Energy, Inc. BH..........................       3,627
     227    General Communication, Inc. Class A B.............       2,346
     239    Hutchinson Technology, Inc. BH....................       6,788
     473    Hyperion Solutions Corp. B........................      16,941
     119    Infospace, Inc. B.................................       3,070
     251    Innovative Solutions & Support, Inc. BH...........       3,213
     104    International Rectifier Corp. B...................       3,305
     763    Intervoice, Inc. B................................       6,071
     100    j2 Global Communications, Inc. BH.................       4,278
     158    Komag, Inc. BH....................................       5,490
      96    LoJack Corp. B....................................       2,312
     274    MEMC Electronic Materials, Inc. B.................       6,066
     559    Micrel, Inc. B....................................       6,479
      42    MicroStrategy, Inc. BH............................       3,492
      70    Multi-Fineline Electronix, Inc. B.................       3,377
     112    Novatel, Inc. B...................................       3,098
   1,650    ON Semiconductor Corp. BH.........................       9,125
     256    Perot Systems Corp. Class A B.....................       3,614
     170    Portalplayer, Inc. BH.............................       4,826
      82    QAD, Inc. ........................................         625
     348    Serena Software, Inc. BH..........................       8,166
     252    Sigmatel, Inc. B..................................       3,306
     136    Sybase, Inc. BH...................................       2,971
     346    Take-Two Interactive Software, Inc. BH............       6,119
     661    THQ, Inc. BH......................................      15,762
     143    Transaction Systems Architects, Inc. BH...........       4,128
     661    Trizetto Group, Inc. BH...........................      11,232
     446    UbiquiTel, Inc. B.................................       4,410
     592    United Online, Inc. H.............................       8,423
      91    Varian Semiconductor Equipment Associates, Inc.
              B...............................................       4,015
     142    WebEx Communications, Inc. B......................       3,079
                                                                ----------
                                                                   226,937
                                                                ----------
            TRANSPORTATION -- 4.8%
     326    Arkansas Best Corp. ..............................      14,253
     113    General Maritime Corp. H..........................       4,183
     303    Knight Transportation, Inc. ......................       6,275
     514    Werner Enterprises, Inc. .........................      10,130
     316    World Air Holdings, Inc. B........................       3,044
     206    Yellow Roadway Corp. B............................       9,203
                                                                ----------
                                                                    47,088
                                                                ----------
            UTILITIES -- 0.6%
     458    Sierra Pacific Resources B........................       5,978
                                                                ----------
            Total common stock
              (cost $871,558).................................     974,282
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
    1/8v
 SHORT-TERM INVESTMENTS -- 28.0%
            REPURCHASE AGREEMENTS -- 0.6%
 $ 2,745    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    2,745
      83    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................          83
     169    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         169
     846    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................         846
   1,974    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       1,974
                                                                ----------
                                                                     5,817
                                                                ----------
 SHARES
 -------
    1/8V    SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 27.4%
 262,465    BNY Institutional Cash Reserve Fund...............     262,465
      66    Evergreen Institutional Money Market Fund.........          66

 SHARES
---------
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- (CONTINUED)
     106    Evergreen Prime Cash Management Money Market
              Fund............................................  $      106
PRINCIPAL
 AMOUNT
---------
  1/8V$4,467 LEHMAN BROTHERS REPURCHASE AGREEMENT,
              4.15%, 01/03/2006...............................  $    4,467
                                                                ----------
                                                                   267,104
                                                                ----------
            Total short-term investments
              (cost $272,921).................................  $  272,921
                                                                ----------
            Total investments in securities
              (cost $1,144,479) O.............................  $1,247,203
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.43% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,147,320 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $148,153
      Unrealized depreciation........................   (48,270)
                                                       --------
      Net unrealized appreciation....................  $ 99,883
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
   1,084    Alcoa, Inc. ......................................  $   32,051
   1,470    Dow Chemical Co. .................................      64,429
     901    DuPont (E.I.) de Nemours & Co.H...................      38,292
     977    Rio Tinto plc I...................................      44,671
                                                                ----------
                                                                   179,443
                                                                ----------
            CAPITAL GOODS -- 4.7%
     434    3M Co. H..........................................      33,612
     527    Boeing Co. .......................................      37,002
   1,345    Caterpillar, Inc. H...............................      77,701
     750    Goodrich Corp. ...................................      30,825
     297    Illinois Tool Works, Inc. ........................      26,098
     671    Ingersoll-Rand Co. Class A........................      27,072
     996    Tyco International Ltd. H.........................      28,736
                                                                ----------
                                                                   261,046
                                                                ----------
            CONSUMER CYCLICAL -- 7.5%
   1,469    Best Buy Co., Inc. ...............................      63,863
   2,948    Dollar General Corp. .............................      56,218
   1,438    Federated Department Stores, Inc. ................      95,349
   4,843    Gap, Inc. ........................................      85,438
   1,490    Pulte Homes, Inc. ................................      58,639
   1,154    Toyota Motor Corp. I..............................      60,264
                                                                ----------
                                                                   419,771
                                                                ----------
            CONSUMER STAPLES -- 4.9%
     387    Altria Group, Inc. ...............................      28,917
   1,614    Archer Daniels Midland Co. .......................      39,809
   1,621    PepsiCo, Inc. ....................................      95,786
   1,870    Procter & Gamble Co. H............................     108,224
                                                                ----------
                                                                   272,736
                                                                ----------
            ENERGY -- 6.6%
   1,180    ConocoPhillips....................................      68,658
   2,102    Exxon Mobil Corp. H...............................     118,075
     463    Halliburton Co. H.................................      28,663
     342    Occidental Petroleum Corp. H......................      27,319
   2,690    Williams Cos., Inc. ..............................      62,337
   1,366    XTO Energy, Inc. H................................      60,026
                                                                ----------
                                                                   365,078
                                                                ----------
            FINANCE -- 23.2%
   2,326    American International Group, Inc. ...............     158,703
   2,180    Bank of America Corp. ............................     100,588
   2,884    Citigroup, Inc. H.................................     139,950
   1,965    E*Trade Financial Corp. B.........................      40,992
     851    Federal Home Loan Mortgage Corp. .................      55,619
   1,028    Federal National Mortgage Association.............      50,186
     406    General Growth Properties, Inc. ..................      19,063
     395    Goldman Sachs Group, Inc. ........................      50,382
   3,692    MBNA Corp. .......................................     100,275
     343    Medco Health Solutions, Inc. B....................      19,123
       4    Mitsubishi UFJ Financial Group, Inc. I............      48,302
     708    Muenchener Rueckversicherungs-Gesellschaft AG I...      95,943

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,019    St. Paul Travelers Cos., Inc. H...................  $   90,191
     999    State Street Corp. H..............................      55,385
   1,151    UBS AG............................................     109,508
  10,033    UniCredito Italiano S.p.A. I......................      69,162
     690    Washington Mutual, Inc. ..........................      30,024
     708    Wellpoint, Inc. B.................................      56,451
                                                                ----------
                                                                 1,289,847
                                                                ----------
            HEALTH CARE -- 13.0%
   2,276    Abbott Laboratories...............................      89,727
     854    Amgen, Inc. B.....................................      67,354
     530    AstraZeneca plc ADR...............................      25,772
   1,285    Cardinal Health, Inc. H...........................      88,323
   2,494    Lilly (Eli) & Co. ................................     141,147
   1,823    Medtronic, Inc. ..................................     104,962
   1,186    Quest Diagnostics, Inc. H.........................      61,045
   1,710    Sanofi-Aventis S.A. ADR H.........................      75,060
   3,338    Schering-Plough Corp. ............................      69,587
                                                                ----------
                                                                   722,977
                                                                ----------
            SERVICES -- 5.7%
   1,887    Accenture Ltd. Class A............................      54,469
     844    CBS Corp. Class B.................................      21,509
   2,381    Comcast Corp. Class A BH..........................      61,811
   1,942    News Corp. Class A................................      30,204
   1,296    Time Warner, Inc. ................................      22,597
     882    Viacom, Inc. Class B B............................      36,286
   1,443    Walt Disney Co. ..................................      34,596
   2,074    XM Satellite Radio Holdings, Inc.
              Class A BH......................................      56,565
                                                                ----------
                                                                   318,037
                                                                ----------
            TECHNOLOGY -- 26.3%
   1,087    American Tower Corp. Class A B....................      29,466
   3,685    Applied Materials, Inc. ..........................      66,111
   3,460    AT&T, Inc. H......................................      84,728
   6,008    Cisco Systems, Inc. B.............................     102,860
      --    Computer Associates International, Inc. ..........           1
   1,542    Corning, Inc. B...................................      30,322
     954    Dell, Inc. B......................................      28,598
     533    Electronic Arts, Inc. BH..........................      27,892
   1,723    EMC Corp./Massachusetts B.........................      23,467
   1,380    First Data Corp. H................................      59,362
   5,467    Flextronics International Ltd. BH.................      57,072
   6,634    General Electric Co. .............................     232,504
     472    International Business Machines Corp. ............      38,782
   1,649    Lexmark International, Inc. ADR B.................      73,929
     297    Mercury Interactive Corp. B.......................       8,248
   6,678    Microsoft Corp. ..................................     174,627
   3,262    Nokia Oyj ADR.....................................      59,700
     107    Samsung Electronics Co., Ltd. I...................      68,741
   1,215    Sony Corp. I......................................      49,603
      47    Sony Corp. ADR....................................       1,926
   5,819    Sprint Nextel Corp. ..............................     135,939

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   4,424    Taiwan Semiconductor Manufacturing Co., Ltd. ADR
              H...............................................  $   43,844
   1,502    Yahoo!, Inc. B....................................      58,841
                                                                ----------
                                                                 1,456,563
                                                                ----------
            TRANSPORTATION -- 2.1%
   1,659    Carnival Corp. H..................................      88,691
   1,805    Southwest Airlines Co.H...........................      29,651
                                                                ----------
                                                                   118,342
                                                                ----------
            UTILITIES -- 2.3%
     360    Dominion Resources, Inc. .........................      27,815
     420    E.On AG I.........................................      43,376
   1,023    Exelon Corp.H.....................................      54,362
                                                                ----------
                                                                   125,553
                                                                ----------
            Total common stock
              (cost $5,117,350)...............................  $5,529,393
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.9%
            REPURCHASE AGREEMENTS -- 0.3%
$  7,779    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    7,779
     234    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         234
     480    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         480
   2,398    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,398


PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
$  5,594    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................  $    5,594
                                                                ----------
                                                                    16,485
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.6%
 311,039    BNY Institutional Cash Reserve Fund...............     311,039
                                                                ----------
            Total short-term investments
              (cost $327,524).................................  $  327,524
                                                                ----------
            Total investments in securities
              (cost $5,444,874) O.............................  $5,856,917
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 14.32% of total net assets at December 31, 2005.

  O   At December 31, 2005, the cost of securities for federal income tax purposes was $5,485,344 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation........................  $437,527
     Unrealized depreciation........................   (65,954)
                                                      --------
     Net unrealized appreciation....................  $371,573
                                                      ========

  --  Currently non-income producing.

  I   The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December
      31, 2005, was $480,062, which represents 8.64% of total net assets.

 H    Security is partially on loan at December 31, 2005.

  U   See Note 2b of accompanying Notes to Financial Statements
     regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $6,804          $6,846          01/04/06              $(42)
                                                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005
(000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
----------                                                       ----------
COMMON STOCK -- 0.0%
             TECHNOLOGY -- 0.0%
        --   Ntelos, Inc. Warrants BV..........................  $       --
                                                                 ----------
             Total common stock
               (cost $1).......................................  $       --
                                                                 ----------
PREFERRED STOCKS -- 0.5%
             FINANCE -- 0.5%
       367   Goldman Sachs Group, Inc. B.......................  $    9,395
       384   HSBC USA, Inc.....................................       9,811
                                                                 ----------
             Total preferred stocks
               (cost $18,775)..................................  $   19,206
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.6%
             GENERAL OBLIGATIONS -- 0.6%
$    7,325   Oregon School Boards Association,
               4.76%, TaxablePension, 06/30/2028...............  $    6,935
    15,200   State of Illinois,
               5.10%, Taxable Pension, 06/01/2033..............      15,013
                                                                 ----------
                                                                     21,948
                                                                 ----------
             HOUSING (HFA'S, ETC.) -- 0.0%
       275   Industry Urban Development Agency/CA, 6.10%, DA
               05/01/2024......................................         286
                                                                 ----------
             MISCELLANEOUS -- 0.1%
     4,709   Mashantucket Western Pequot Revenue Bond,
               5.91%, 09/01/2021 M.............................       4,705
                                                                 ----------
             Total municipal bonds
               (cost $27,515)..................................  $   26,939
                                                                 ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- 13.2%
             FINANCE -- 12.5%
$    8,000   ACT Depositor Corp.,
               5.52%, 09/22/2041 KMH...........................  $    7,794
    10,900   ACT Depositor Corp.,
               5.52%, 09/22/2041 KMH...........................      10,357
   279,839   Banc of America Commercial Mortgage, Inc.,
               4.08%, 12/10/2042 W.............................       6,539
     2,695   Banc of America Commercial Mortgage, Inc.,
               4.43%, 11/10/2039...............................       2,592
    32,877   Banc of America Commercial Mortgage, Inc.,
               4.52%, 09/11/2036 MW............................       4,505
     4,200   Bank One Issuance Trust,
               4.77%, 02/16/2016...............................       4,071
     2,322   Bear Stearns Commercial Mortgage Securities, Inc.,
               2.96%, 08/13/2039...............................       2,234

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$   80,982   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.07%, 07/11/2042 W.............................  $    3,107
    63,681   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.12%, 11/11/2041 W.............................       2,051
   146,441   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.50%, 02/11/2041 MW............................       3,437
     2,017   California Infrastructure & Economic Development,
               6.38%, 09/25/2008...............................       2,033
     4,000   California Infrastructure PG&E,
               6.48%, 12/26/2009...............................       4,099
     5,040   Capital One Multi-Asset Execution Trust,
               3.50%, 02/17/2009...............................       5,020
    17,100   Capital One Prime Auto Receivables Trust,
               4.24%, 11/15/2007...............................      17,051
    18,575   Capital One Prime Multi-Asset Execution Trust,
               4.40%, 08/15/2011...............................      18,391
     8,240   Chase Credit Card Master Trust,
               5.50%, 11/17/2008...............................       8,272
    12,560   Citibank Credit Card Issuance Trust,
               5.00%, 06/10/2015...............................      12,321
     8,050   Citigroup Commercial Mortgage Trust,
               5.25%, 04/15/2040...............................       8,094
     3,350   Connecticut RRB Special Purpose Trust CL&P,
               6.21%, 12/30/2011...............................       3,514
     3,060   Conseco Finance Securitizations Corp.,
               5.79%, 05/01/2033...............................       3,062
     1,753   Countrywide Asset-Backed Certificates,
               5.46%, 05/25/2035...............................       1,731
     3,238   Credit Suisse First Boston Mortgage Securities
               Corp.,
               2.08%, 05/15/2038...............................       3,110
   252,046   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.39%, 07/01/2037 MW............................       7,845
     1,835   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.51%, 07/15/2037...............................       1,793
    15,300   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 04/15/2037...............................      14,941
     1,834   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 07/15/2037...............................       1,770
    15,000   GE Capital Commercial Mortgage Corp.,
               4.12%, 03/10/2040...............................      14,492
    15,300   GE Capital Commercial Mortgage Corp.,
               4.71%, 05/10/2043...............................      15,082
    72,946   GMAC Commercial Mortgage Securities, Inc.,
               4.10%, 12/10/2041 W.............................       1,991

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$  183,000   Goldman Sachs Mortgage Securities Corp. II,
               4.38%, 08/10/2038 MW............................  $    2,387
     9,655   Goldman Sachs Mortgage Securities Corp. II,
               4.60%, 08/10/2038...............................       9,531
    18,290   Goldman Sachs Mortgage Securities Corp. II,
               4.841%, 07/10/2039..............................      17,609
     1,110   Green Tree Financial Corp.,
               6.27%, 06/01/2030...............................       1,115
     2,062   Green Tree Financial Corp.,
               7.24%, 06/15/2028...............................       2,159
    19,075   Greenwich Capital Commercial Mortgage Trust,
               5.12%, 04/10/2037 K.............................      19,121
     3,960   Herd Trust,
               7.00%, 09/27/2034 M.............................       3,960
     2,570   Honda Auto Receivables Owner Trust,
               2.14%, 04/23/2007...............................       2,560
    66,249   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               3.68%, 01/15/2038 MW............................       2,406
   328,480   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.07%, 01/15/2042 W.............................       6,149
   711,443   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.82%, 08/12/2037 W.............................       3,560
    10,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.87%, 03/15/2046...............................       9,865
    11,736   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.91%, 07/15/2042...............................      11,339
     6,546   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.94%, 07/15/2042...............................       6,325
     7,675   LB-UBS Commercial Mortgage Trust,
               2.72%, 03/15/2007...............................       7,430
     9,261   LB-UBS Commercial Mortgage Trust,
               3.34%, 09/15/2027...............................       8,988
    17,000   LB-UBS Commercial Mortgage Trust,
               4.80%, 12/15/2029...............................      16,600
     7,472   Lehman Brothers Small Balance Commercial,
               5.22%, 09/25/2030...............................       7,498
     2,257   Long Beach Asset Holdings Corp.,
               4.12%, 02/25/2035 M.............................       2,249
    13,950   MBNA Credit Card Master Note Trust,
               4.50%, 01/15/2013...............................      13,898
    70,101   Merrill Lynch Mortgage Trust,
               3.96%, 09/12/2041 MW............................       2,631

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    1,834   Merrill Lynch Mortgage Trust,
               4.56%, 05/01/2043...............................  $    1,795
   258,913   Merrill Lynch Mortgage Trust,
               4.57%, 05/01/2043 W.............................       7,934
     1,834   Merrill Lynch Mortgage Trust,
               4.75%, 05/01/2043...............................       1,778
     4,010   Morgan Stanley Auto Loan Trust,
               5.00%, 03/15/2012 M.............................       3,973
    16,190   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................      16,248
     6,835   Morgan Stanley Capital I,
               7.66%, 04/30/2039 M.............................       7,001
    73,119   Morgan Stanley Dean Witter Capital I,
               0.457%, 08/25/2032 VW...........................          --
    12,359   Morgan Stanley Dean Witter Capital I,
               8.05%, 08/25/2032 VW............................         217
     2,759   Park Place Securities, Inc.,
               4.76%, 09/25/2034 K.............................       2,763
     1,597   Peco Energy Transition Trust,
               6.05%, 03/01/2009...............................       1,610
     8,350   Peco Energy Transition Trust,
               6.13%, 03/01/2009...............................       8,557
     3,775   Popular ABS Mortgage Pass-Through Trust,
               4.75%, 12/25/2034...............................       3,631
     3,180   Popular ABS Mortgage Pass-Through Trust,
               5.42%, 04/25/2035...............................       3,128
     6,625   Providian Gateway Master Trust,
               3.35%, 09/15/2011 M.............................       6,457
     8,150   Providian Gateway Master Trust,
               3.80%, 11/15/2011 M.............................       7,987
     4,670   Renaissance Home Equity Loan Trust,
               5.36%, 05/25/2035...............................       4,578
     3,250   Residential Asset Mortgage Products, Inc.,
               4.98%, 08/25/2034...............................       3,221
       977   Soundview Home Equity Loan Trust, Inc.,
               8.64%, 05/25/2030...............................         991
     1,237   USAA Auto Owner Trust,
               2.79%, 06/15/2007...............................       1,234
    63,433   Wachovia Bank Commercial Mortgage Trust,
               3.65%, 02/15/2041 MW............................       2,212
   257,725   Wachovia Bank Commercial Mortgage Trust,
               4.48%, 05/15/2044 MW............................       7,858
     1,835   Wachovia Bank Commercial Mortgage Trust,
               4.515%, 05/15/2044..............................       1,790
     1,828   Wachovia Bank Commercial Mortgage Trust,
               4.698%, 05/15/2044..............................       1,762

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    8,050   Wachovia Bank Commercial Mortgage Trust,
               4.72%, 01/15/2041...............................  $    7,907
    21,460   Wachovia Bank Commercial Mortgage Trust,
               5.274%, 10/02/2044..............................      21,637
                                                                 ----------
                                                                    474,948
                                                                 ----------
             TRANSPORTATION -- 0.2%
     4,982   Continental Airlines, Inc.,
               8.05%, 05/01/2022...............................       5,092
                                                                 ----------
             UTILITIES -- 0.6%
     4,740   Pacific Gas & Electric Energy Recovery Funding
               LLC,
               3.87%, 06/25/2011...............................       4,653
    18,470   PG&E Energy Recovery Funding LLC,
               5.03%, 03/25/2014...............................      18,585
                                                                 ----------
                                                                     23,238
                                                                 ----------
             Total asset & commercial mortgage backed
               securities
               (cost $511,876).................................  $  503,278
                                                                 ----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.3%
             BASIC MATERIALS -- 1.3%
$   12,140   Falconbridge Ltd.,
               7.25%, 07/15/2012...............................  $   13,191
     7,800   ICI Wilmington, Inc.,
               4.375%, 12/01/2008..............................       7,601
     6,750   Lubrizol Corp.,
               5.50%, 10/01/2014 H.............................       6,768
     7,995   Teck Cominco Ltd.,
               5.375%, 10/01/2015 H............................       7,892
     7,425   Vale Overseas Ltd.,
               8.25%, 01/17/2034...............................       8,548
     4,975   Westvaco Corp.,
               7.95%, 02/15/2031...............................       5,725
                                                                 ----------
                                                                     49,725
                                                                 ----------
             CAPITAL GOODS -- 0.2%
     6,000   Rockwell Automation, Inc.,
               6.70%, 01/15/2028...............................       6,964
             CONSUMER CYCLICAL -- 0.6%
    10,625   DaimlerChrysler N.A. Holding Corp.,
               4.875%, 06/15/2010..............................      10,374
     4,150   Foster's Finance Corp.,
               4.875%, 10/01/2014 M............................       3,991
     6,780   Masco Corp,
               5.88%, 07/15/2012...............................       6,877
                                                                 ----------
                                                                     21,242
                                                                 ----------
             CONSUMER STAPLES -- 0.1%
     4,780   Weyerhaeuser Co.,
               7.375%, 03/15/2032..............................       5,314

PRINCIPAL                                                          Market
 AMOUNT Y                                                         Value U
----------                                                       ----------
             ENERGY -- 2.0%
$    8,225   Consolidated Natural Gas Co.,
               5.375%, 11/01/2006..............................  $    8,248
     3,470   EnCana Corp.,
               6.30%, 11/01/2011...............................       3,705
     6,935   Enterprise Products Operating L.P.,
               4.625%, 10/15/2009..............................       6,764
     5,000   Lasmo (USA), Inc.,
               7.50%, 06/30/2006...............................       5,067
     8,770   Pioneer Natural Resources Co.,
               5.875%, 07/15/2016..............................       8,685
     3,561   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               3.44%, 09/15/2009 M.............................       3,437
    11,695   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               5.30%, 09/30/2020 M.............................      11,599
     6,600   Schlumberger Ltd.,
               2.125%, 06/01/2023 H............................       8,547
     5,635   Transocean, Inc.,
               1.50%, 05/15/2021...............................       5,994
     3,635   Valero Energy Corp.,
               7.50%, 04/15/2032...............................       4,418
     2,160   Valero Energy Corp.,
               8.75%, 06/15/2030...............................       2,899
     3,120   XTO Energy, Inc.,
               5.00%, 01/31/2015 H.............................       3,053
     3,435   XTO Energy, Inc.,
               5.30%, 06/30/2015...............................       3,435
                                                                 ----------
                                                                     75,851
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.0%
CAD    200   Canadian Government Bond,
               7.25%, 06/01/2007...............................         180
CAD    200   Canadian Government Bond,
               9.00%, 03/01/2011...............................         213
EUR    250   Deutsche Bundesrepublik,
               4.50%, 07/04/2009...............................         311
     9,660   Fondo LatinoAmericano De Reservas,
               3.00%, 08/01/2006 M.............................       9,559
AUD    300   Italy,
               5.875%, 08/14/2008..............................         222
GBP 71,161   UK Treasury,
               4.75%, 09/07/2015...............................     128,698
     4,600   United Mexican States,
               4.625%, 10/08/2008..............................       4,543
     3,200   United Mexican States,
               5.875%, 01/15/2014..............................       3,312
       200   United Mexican States,
               7.50%, 04/08/2033...............................         237
     5,285   United Mexican States,
               8.125%, 12/30/2019..............................       6,487
        70   United Mexican States,
               9.875%, 01/15/2007..............................          74
     5,865   UnitedHealth Group, Inc.,
               4.125%, 08/15/2009 H............................       5,719
                                                                 ----------
                                                                    153,836
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- 9.1%
$      120   AB Spintab,
               7.50%, 08/14/2006 M.............................  $      122
     6,930   Aegon N.V.,
               5.75%, 12/15/2020...............................       7,035
       700   Aetna, Inc.,
               7.375%, 03/01/2006..............................         703
     6,350   Aetna, Inc.,
               7.875%, 03/01/2011..............................       7,121
     7,239   American Express Credit Corp.,
               5.30%, 12/02/2015...............................       7,274
     8,330   American General Finance Corp.,
               3.875%, 10/01/2009..............................       7,978
        75   Americo Life, Inc.,
               7.875%, 05/01/2013 M............................          78
     9,865   Ameriprise Financial, Inc.,
               5.65%, 11/15/2015...............................      10,025
    18,030   Amvescap plc,
               4.50%, 12/15/2009...............................      17,692
     9,035   AvalonBay Communities, Inc.,
               8.25%, 07/15/2008...............................       9,715
    11,160   BAE Systems Holdings, Inc.,
               5.20%, 08/15/2015 M.............................      10,936
       200   Bank of New York Institutional Capital,
               7.78%, 12/01/2026 M.............................         212
       125   Bank United,
               8.00%, 03/15/2009...............................         137
       150   Bankboston Capital Trust IV,
               5.06%, 06/08/2028 K.............................         145
     3,734   Bear Stearns & Co., Inc.,
               5.30%, 10/30/2015 H.............................       3,726
     5,800   Camden Property Trust,
               4.375%, 01/15/2010 H............................       5,610
       250   Centura Capital Trust I,
               8.845%, 06/01/2027 V............................         272
     6,500   CIT Group, Inc.,
               4.00%, 05/08/2008 H.............................       6,359
     5,740   CIT Group, Inc.,
               4.125%, 11/03/2009 H............................       5,549
     6,300   Credit Suisse First Boston USA, Inc.,
               6.50%, 01/15/2012...............................       6,740
     3,800   Duke Realty Corp.,
               5.25%, 01/15/2010...............................       3,807
     3,500   ERAC USA Finance Co.,
               5.60%, 05/01/2015 M.............................       3,485
     8,170   ERP Operating L.P.,
               6.58%, 04/13/2015...............................       8,876
       105   First Empire Capital Trust I,
               8.23%, 02/01/2027...............................         112
    16,705   Goldman Sachs Group, Inc.,
               5.25%, 04/01/2013...............................      16,729
     5,400   Humana, Inc.,
               7.25%, 08/01/2006...............................       5,452
     7,020   IIFC E-Capital Trust I,
               5.90%, 12/21/2065 ZMM...........................       7,048

PRINCIPAL                                                          Market
 AMOUNT Y                                                         Value U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    7,400   International Lease Finance Corp.,
               5.00%, 04/15/2010...............................  $    7,360
     9,500   J.P. Morgan Chase & Co.,
               5.125%, 09/15/2014 H............................       9,404
     8,450   J.P. Morgan Chase & Co.,
               5.25%, 05/01/2015 H.............................       8,404
     7,550   J.P. Morgan Chase & Co.,
               7.875%, 06/15/2010..............................       8,364
EUR    150   Landesbank Baden-Wurttemberg,
               3.25%, 05/08/2008...............................         179
     8,110   Liberty Mutual Group,
               6.50%, 03/15/2035 M.............................       7,912
        80   Lloyds TSB Bank plc,
               4.94%, 06/29/2049 K.............................          70
    12,375   Manufacturers and Traders Trust Co.,
               4.37%, 06/20/2006 K.............................      12,380
     9,540   Marsh & McLennan Co., Inc.,
               5.75%, 09/15/2015 H.............................       9,617
    13,920   MBNA Europe Funding plc,
               4.55%, 09/07/2005 KMH...........................      13,925
     6,575   Merrill Lynch & Co., Inc.,
               4.125%, 09/10/2009 H............................       6,380
     8,700   Mizuho Financial Group, Inc.,
               5.79%, 04/15/2014 M.............................       8,988
     7,380   Morgan Stanley,
               4.75%, 04/01/2014...............................       7,078
     6,391   National Rural Utilities Cooperative Finance
               Corp.,
               3.00%, 02/15/2006...............................       6,380
       100   National Westminster Bank,
               4.25%, 08/22/2049 K.............................          87
     7,100   Navistar Financial Corp. Owner Trust,
               3.53%, 10/15/2012...............................       6,858
     9,210   PHH Corp.,
               7.125%, 03/01/2013..............................       9,725
     4,200   PNC Funding Corp.,
               7.50%, 11/01/2009...............................       4,566
       200   Prudential Holdings, LLC,
               7.25%, 12/18/2023 M.............................         239
     4,798   Prudential Insurance Co. of America,
               6.375%, 07/23/2006 M............................       4,837
     8,300   Rabobank Capital Funding Trust III,
               5.25%, 12/29/2049 M.............................       8,138
        96   Regional Diversified Funding,
               9.25%, 03/15/2030 M.............................         114
     3,530   Resona Bank Ltd.,
               5.85%, 12/31/2049 M.............................       3,515
    10,700   Simon Property Group, Inc.,
               7.875%, 03/15/2016 M............................      12,515
       100   Southern Investments UK plc,
               6.80%, 12/01/2006...............................         101
     6,800   St. Paul Travelers Cos., Inc.,
               8.125%, 04/15/2010..............................       7,551
     7,340   Sumitomo Mitsui Banking,
               5.63%, 10/15/2015 M.............................       7,313

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    3,995   SunTrust Banks, Inc.,
               6.00%, 02/15/2026...............................  $    4,198
     6,773   Textron Financial Corp.,
               5.875%, 06/01/2007 H............................       6,855
     2,882   Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 H.............................       2,835
     4,700   WellPoint, Inc.,
               6.80%, 08/01/2012...............................       5,128
                                                                 ----------
                                                                    349,673
                                                                 ----------
             HEALTH CARE -- 0.7%
     9,475   Cardinal Health, Inc.,
               5.85%, 12/15/2017 H.............................       9,638
    14,210   Genentech, Inc.,
               4.75%, 07/15/2015...............................      13,828
     2,484   Manor Care, Inc.,
               6.25%, 05/01/2013...............................       2,581
                                                                 ----------
                                                                     26,047
                                                                 ----------
             SERVICES -- 2.8%
     8,180   American Greetings Corp.,
               6.10%, 08/01/2028...............................       8,303
     5,370   Army Hawaii Family Housing,
               5.52%, 06/15/2050 M.............................       5,516
       500   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................         613
       100   Comcast Corp.,
               10.625%, 07/15/2012.............................         124
     3,800   FedEx Corp.,
               3.50%, 04/01/2009...............................       3,638
     3,000   Fiserv, Inc.,
               3.00%, 06/27/2008...............................       2,838
     1,801   Hilton Hotels Corp.,
               7.625%, 12/01/2012 H............................       1,942
     7,970   Hilton Hotels Corp.,
               8.25%, 02/15/2011 H.............................       8,734
     5,820   Marriott International,
               5.81%, 11/10/2015 M.............................       5,898
    13,310   News America Holdings, Inc.,
               7.70%, 10/30/2025...............................      15,272
    27,000   News America, Inc.,
               6.40%, 12/15/2035 M.............................      27,214
     4,025   TCI Communications, Inc.,
               8.75%, 08/01/2015...............................       4,877
     7,975   Tele-Communications, Inc.,
               7.875%, 08/01/2013..............................       9,014
     3,315   Viacom Inc,
               7.88%, 07/30/2030...............................       3,785
     7,165   WMX Technologies, Inc.,
               7.00%, 10/15/2006...............................       7,263
                                                                 ----------
                                                                    105,031
                                                                 ----------
             TECHNOLOGY -- 3.3%
     9,400   AT&T, Inc.,
               6.15%, 09/15/2034 H.............................       9,442

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             TECHNOLOGY -- (CONTINUED)
$    3,125   BellSouth Corp.,
               6.00%, 11/15/2034 H.............................  $    3,122
     7,300   British Sky Broadcasting plc,
               7.30%, 10/15/2006...............................       7,418
    12,600   Cingular Wireless Services, Inc.,
               8.75%, 03/01/2031...............................      16,693
    22,725   Cox Communications, Inc.,
               5.50%, 10/01/2015...............................      22,057
     5,690   Deutsche Telekom International Finance B.V.,
               8.50%, 06/15/2010...............................       6,451
       165   GTE Corp.,
               8.75%, 11/01/2021...............................         206
    18,775   Nextel Communications,
               5.95%, 03/15/2014...............................      18,873
     4,457   Raytheon Co.,
               4.50%, 11/15/2007...............................       4,419
     3,825   Raytheon Co.,
               6.55%, 03/15/2010...............................       4,030
     3,655   Raytheon Co.,
               8.30%, 03/01/2010...............................       4,094
     5,955   Telus Corp.,
               8.00%, 06/01/2011 H.............................       6,676
     4,045   Thomas & Betts Corp.,
               7.25%, 06/01/2013...............................       4,304
    16,610   Verizon Global Funding Corp.,
               5.85%, 09/15/2035 H.............................      16,007
     1,960   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................       2,330
     1,500   Verizon Maryland, Inc.,
               8.30%, 08/01/2031...............................       1,761
       125   Verizon Virginia, Inc.,
               4.625%, 03/15/2013 H............................         116
                                                                 ----------
                                                                    127,999
                                                                 ----------
             TRANSPORTATION -- 0.3%
     4,028   American Airlines, Inc.,
               6.98%, 04/01/2011...............................       4,153
     5,306   Continental Airlines, Inc.,
               6.70%, 06/15/2021...............................       5,172
       325   Roadway Corp.,
               8.25%, 12/01/2008...............................         347
                                                                 ----------
                                                                      9,672
                                                                 ----------
             UTILITIES -- 2.8%
     2,940   Buckeye Partners, L.P.,
               5.30%, 10/15/2014...............................       2,913
     6,550   Carolina Power & Light,
               5.25%, 12/15/2015...............................       6,542
     1,750   Centerior Energy Corp.,
               7.13%, 07/01/2007...............................       1,805
     6,110   Centerpoint Energy Resources Corp.,
               7.875%, 04/01/2013..............................       6,987
     7,475   Centerpoint Energy, Inc.,
               6.85%, 06/01/2015 H.............................       8,107

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$      125   Consolidated Edison, Inc.,
               7.75%, 06/01/2026...............................  $      129
     4,000   Consumers Energy Co.,
               5.15%, 02/15/2017...............................       3,822
     5,190   Consumers Energy Co.,
               5.375%, 04/15/2013..............................       5,152
     3,875   Detroit Edison Co.,
               6.125%, 10/01/2010..............................       4,042
     8,774   Dominion Resources, Inc.,
               4.82%, 09/28/2007 HK............................       8,778
     6,080   Duke Energy Corp.,
               3.75%, 03/05/2008...............................       5,938
     5,685   Empresa Nacional de Electricidad S.A.,
               8.625%, 08/01/2015 H............................       6,657
     6,720   FirstEnergy Corp.,
               6.45%, 11/15/2011...............................       7,123
     8,600   FPL Group Capital, Inc.,
               3.25%, 04/11/2006...............................       8,566
     1,475   Kansas Gas & Electric Co.,
               6.20%, 01/15/2006...............................       1,476
    15,960   Kinder Morgan Energy Partners L.P.,
               5.80%, 03/15/2035...............................      15,267
     3,100   Pacificorp,
               6.12%, 01/15/2006...............................       3,101
     4,890   Panhandle Eastern Pipeline,
               2.75%, 03/15/2007 H.............................       4,755
     4,150   Texas-New Mexico Power Co.,
               6.125%, 06/01/2008..............................       4,192
     1,400   Westar Energy, Inc.,
               5.15%, 01/01/2017...............................       1,362
       200   Yorkshire Power Finance,
               6.50%, 02/25/2008...............................         205
                                                                 ----------
                                                                    106,919
                                                                 ----------
             Total corporate bonds: investment grade
               (cost $1,048,197)...............................  $1,038,273
                                                                 ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- 6.9%
             BASIC MATERIALS -- 1.1%
$    1,815   Domtar, Inc.,
               7.875%, 10/15/2011 H............................  $    1,670
    12,210   International Steel Group, Inc.,
               6.50%, 04/15/2014 H.............................      12,210
     4,028   Plastipak Holdings, Inc.,
               8.50%, 12/15/2015 M.............................       4,068
    12,100   Potlatch Corp.,
               12.50%, 12/01/2009..............................      14,449
     9,711   Vedanta Resources plc,
               6.625%, 02/22/2010 M............................       9,447
                                                                 ----------
                                                                     41,844
                                                                 ----------
             CAPITAL GOODS -- 0.6%
    12,155   Bombardier, Inc.,
               6.30%, 05/01/2014 Hm............................      10,636

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             CAPITAL GOODS -- (CONTINUED)
$   11,410   L-3 Communications Corp.,
               3.00%, 08/01/2035 M.............................  $   11,282
                                                                 ----------
                                                                     21,918
                                                                 ----------
             CONSUMER CYCLICAL -- 0.8%
     6,610   Desarrolladora Homes S.A.,
               7.50%, 09/28/2015 M.............................       6,494
    24,710   Ford Motor Co.,
               7.45%, 07/16/2031 H.............................      16,803
     8,125   K. Hovnanian Enterprises,
               6.375%, 12/15/2014..............................       7,685
                                                                 ----------
                                                                     30,982
                                                                 ----------
             CONSUMER STAPLES -- 0.3%
    19,555   Tembec Industries, Inc.,
               7.75%, 03/15/2012 H.............................      10,462
                                                                 ----------
             ENERGY -- 0.3%
     7,300   El Paso CGP Co.,
               6.50%, 06/01/2008 H.............................       7,227
       220   Husky Oil Co.,
               8.90%, 08/15/2028...............................         236
     3,485   Sibneft,
               11.50%, 02/13/2007..............................       3,693
                                                                 ----------
                                                                     11,156
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.1%
     4,210   Republic Of Peru,
               7.35%, 07/21/2025...............................       4,147
                                                                 ----------
             FINANCE -- 1.7%
       680   American Real Estate Partners L.P.,
               7.125%, 02/15/2013 M............................         680
    37,620   Dow Jones,
               8.75%, 12/29/2010 M.............................      37,761
    27,990   General Motors Acceptance Corp.,
               6.875%, 09/15/2011..............................      25,525
     5,620   General Motors Acceptance Corp.,
               8.60%, 12/01/2012 Z.............................       3,197
                                                                 ----------
                                                                     67,163
                                                                 ----------
             HEALTH CARE -- 0.3%
     6,240   HCA, Inc.,
               6.375%, 01/15/2015 H............................       6,308
     4,935   HCA, Inc.,
               6.95%, 05/01/2012...............................       5,119
                                                                 ----------
                                                                     11,427
                                                                 ----------
             SERVICES -- 0.1%
     4,780   Liberty Media Corp.,
               8.25%, 02/01/2030 Hv............................       4,684
                                                                 ----------
             TECHNOLOGY -- 1.3%
     7,672   AT&T Corp.,
               9.75%, 11/15/2031...............................       9,637
     7,475   Intelsat Bermuda Ltd.,
               8.70%, 01/15/2012 KMH...........................       7,596

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
$    3,185   Intelsat Ltd.,
               6.50%, 11/01/2013 H.............................  $    2,373
    14,437   MCI, Inc.,
               7.69%, 05/01/2009...............................      14,906
     5,100   Nextel Partners, Inc.,
               8.125%, 07/01/2011..............................       5,451
     5,845   Shaw Communications, Inc.,
               6.10%, 11/16/2012...............................       5,021
     3,660   Shaw Communications, Inc.,
               8.25%, 04/11/2010...............................       3,930
                                                                 ----------
                                                                     48,914
                                                                 ----------
             UTILITIES -- 0.3%
     4,150   NorthWestern Corp.,
               7.30%, 12/01/2006 M.............................       4,206
     5,095   Sierra Pacific Resources,
               6.75%, 08/15/2017 M.............................       5,070
       500   Tennessee Gas Pipeline Co.,
               7.50%, 04/01/2017...............................         535
                                                                 ----------
                                                                      9,811
                                                                 ----------
             Total corporate bonds: non-investment grade
               (cost $261,410).................................  $  262,508
                                                                 ----------
U.S. GOVERNMENT SECURITIES -- 10.7%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
$   11,465   Tennessee Valley Authority,
               4.25% 2025......................................  $   11,269
     2,350   Federal Home Loan Bank
               7.51% 2007 K....................................       2,369
                                                                 ----------
                                                                     13,638
                                                                 ----------
             U.S. TREASURY SECURITIES -- 10.3%
    29,230   2.25% 2007 H......................................      28,532
     7,300   3.625% 2007 H.....................................       7,217
     2,165   4.00% 2015 H......................................       2,099
    80,350   4.25% 2015 H......................................      79,311
    13,250   4.375% 2010.......................................      13,260
   164,739   4.50% 2010 -- 2015 H..............................     165,630
     2,410   5.375% 2031 H.....................................       2,707
    57,645   5.50% 2028 H......................................      64,817
       340   6.25% 2030 H......................................         422
    22,465   6.875% 2025 H.....................................      28,931
                                                                 ----------
                                                                    392,926
                                                                 ----------
             Total U.S. government securities
               (cost $404,318).................................  $  406,564
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- 36.7%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 16.3%
$   21,000   4.10% 2014........................................  $   20,484
    79,849   4.50% 2018........................................      77,879
    18,826   5.039% 2035.......................................      18,736
   355,234   5.50% 2018 -- 2036 +..............................     351,939
   150,441   6.00% 2017 -- 2036 +..............................     151,975
         8   6.50% 2031 -- 2032................................           9
        17   7.50% 2029 -- 2031................................          18
                                                                 ----------
                                                                    621,040
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
    54,590   4.50% 2035........................................      51,410
     5,070   4.701% 2034.......................................       5,000
     6,070   4.734% 2035.......................................       5,968
     4,078   4.757% 2035.......................................       4,022
    10,545   4.809% 2035.......................................      10,389
     7,890   4.881% 2035.......................................       7,792
     5,418   4.92% 2035........................................       5,327
    12,669   4.931% 2035.......................................      12,470
   200,779   5.00% 2018 -- 2036 +..............................     197,902
       250   5.488% 2009 K.....................................         243
   270,104   5.50% 2013 -- 2036 +..............................     269,929
    94,259   6.00% 2012 -- 2035 +..............................      95,290
    13,045   6.50% 2014 -- 2034................................      13,391
        56   7.00% 2016 -- 2032................................          57
     1,873   7.50% 2015 -- 2032................................       1,966
         9   8.00% 2032........................................          10
                                                                 ----------
                                                                    681,166
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 2.5%
    36,313   5.50% 2033 -- 2034................................      36,526
    27,135   6.00% 2031 -- 2034................................      27,795
    30,426   6.50% 2028 -- 2032................................      31,792
       133   7.00% 2030 -- 2031................................         139
         1   7.50% 2032........................................           1
        19   8.50% 2024........................................          21
                                                                 ----------
                                                                     96,274
                                                                 ----------
             Total U.S. government agencies
               (cost $1,406,852)...............................  $1,398,480
                                                                 ----------
             Total long-term investments
               (cost $3,678,944)...............................  $3,655,248
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
SHORT-TERM INVESTMENTS -- 32.9%
             REPURCHASE AGREEMENTS -- 20.9%
$  267,065   BNP Paribas Repurchase Agreement,
               3.30%, 01/03/2006...............................  $  267,065
   267,066   RBS Greenwich Repurchase Agreement,
               3.40%, 01/03/2006...............................     267,066
   263,758   UBS Warburg Securities, Inc. Repurchase Agreement,
               3.45%, 01/03/2006...............................     263,758
                                                                 ----------
                                                                    797,889
                                                                 ----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.0%
   457,908   Navigator Prime Portfolio.........................     457,908
                                                                 ----------
             Total short-term investments
               (cost $1,255,797)...............................  $1,255,797
                                                                 ----------
             Total investments in securities
               (cost $4,934,741) O.............................  $4,911,045
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.49% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $4,939,860 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 15,754
      Unrealized depreciation........................   (44,569)
                                                       --------
      Net unrealized depreciation....................  $(28,815)
                                                       ========

 Y   All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      EUR  -- EURO
      GBP  -- British Pound

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR             SECURITY             COST BASIS
      --------   ----------             --------             ----------
      5/2003          250      Centura Capital Trust 144A      $  298
      4/2005       73,119      Morgan Stanley Dean Witter          --
                                   Capital I, due 2032
      10/2005      12,359      Morgan Stanley Dean Witter         212
                                   Capital I, due 2032
      7/2000           --         Ntelos, Inc. Warrants             1

     The aggregate value of these securities at December 31, 2005 was $5,173, which represents 0.01% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $341,595, which represents 8.96% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $670,829.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                 -----------          ------          --------         --------         --------------
Canadian Dollar                                Sell             $  5,005         $  4,907         02/16/06             $  (98)
British Pound                                  Sell               90,071           92,318         01/06/06              2,247
British Pound                                  Sell               37,630           37,600         01/06/06                (30)
British Pound                                  Sell              127,687          127,625         04/06/06                (62)
British Pound                                   Buy              127,700          127,629         01/06/06                 71
                                                                                                                       ------
                                                                                                                       $2,128
                                                                                                                       ======

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- 9.7%
            FINANCE -- 9.7%
$  1,500    American Express Credit Account Master Trust,
              4.37%, 03/15/2011 K.............................  $    1,500
   9,433    Banc of America Commercial Mortgage, Inc.,
              5.00%, 10/10/2045...............................       9,387
   9,000    Banc of America Commercial Mortgage, Inc.,
              4.50%, 07/10/2043...............................       8,782
   3,750    Bank One Issuance Trust,
              4.42%, 02/17/2009 K.............................       3,751
 241,880    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.65%, 02/11/2041 WK............................       3,170
   9,000    Commercial Mortgage Pass Through Certificates,
              4.99%, 06/10/2044...............................       8,972
   2,900    Countrywide Alternative Loan Trust,
              4.63%, 10/25/2035 K.............................       2,900
   9,000    Credit Suisse First Boston Mortgage Securities
              Corp.,
              4.51%, 07/15/2037...............................       8,796
   8,000    CS First Boston Mortgage Securities Corp.,
              4.92%, 04/15/2037...............................       7,769
   5,000    Discover Card Master Trust I,
              4.59%, 01/15/2008 K.............................       5,021
   9,000    Greenwich Capital Commercial Mortgage Trust,
              5.12%, 04/10/2037 K.............................       9,022
   3,545    MBNA Credit Card Master Note Trust,
              4.42%, 08/15/2008 K.............................       3,545
   2,400    MBNA Credit Card Master Note Trust,
              4.51%, 02/16/2010 K.............................       2,405
 147,545    Merrill Lynch Mortgage Trust,
              4.57%, 05/01/2043 WK............................       4,521
   9,000    Wachovia Bank Commercial Mortgage Trust,
              4.515%, 05/15/2044..............................       8,778
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $89,726)..................................  $   88,319
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 46.9%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 13.1%
            FEDERAL HOME LOAN BANK
$ 29,600    3.00% 2008........................................  $   28,450
  29,800    3.375% 2008.......................................      28,842
   8,000    3.80% 2006........................................       7,927
  28,980    4.50% 2007 -- 2010................................      28,702
  14,000    4.625% 2008.......................................      13,966
                                                                ----------
                                                                   107,887
                                                                ----------
            TENNESSEE VALLEY AUTHORITY
  11,750    5.375% 2008.......................................      11,960
                                                                ----------
                                                                   119,847
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            U.S. TREASURY SECURITIES -- 33.8%
            U.S. TREASURY NOTES
$ 12,000    0.875% 2010 J.....................................  $   11,995
   3,135    3.125% 2008.......................................       3,033
  57,785    3.75% 2008 H......................................      56,963
  59,540    3.875% 2010 H.....................................      58,385
  32,180    4.00% 2009 -- 2015 H..............................      31,464
  12,820    4.125% 2008 H.....................................      12,749
  38,500    4.25% 2010 -- 2014 H..............................      38,193
  50,415    4.375% 2008 -- 2010 H.............................      50,446
  31,000    4.50% 2015 H......................................      31,254
   2,000    10.375% 2012......................................       2,210
                                                                ----------
                                                                   296,692
                                                                ----------
            U.S. TREASURY STRIPS
  18,000    3.85% 2013 BZ.....................................      12,701
                                                                ----------
                                                                   309,393
                                                                ----------
            Total U.S. government securities
              (cost $432,462).................................  $  429,240
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 40.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.1%
            MORTGAGE BACKED SECURITIES:
$ 24,400    5.50% 2036........................................  $   24,171
   3,530    6.00% 2021 -- 2033................................       3,584
   5,345    6.50% 2028 -- 2032................................       5,488
      27    7.00% 2029 -- 2031................................          29
                                                                ----------
                                                                    33,272
                                                                ----------
            NOTES:
  50,000    4.25% 2007........................................      49,706
  35,000    4.50% 2010........................................      34,574
  19,500    5.75% 2008 H......................................      19,920
                                                                ----------
                                                                   104,200
                                                                ----------
            REMIC -- PAC'S:
  12,085    5.50% 2016........................................      12,190
   9,143    6.00% 2031........................................       9,263
   4,354    6.50% 2028........................................       4,483
                                                                ----------
                                                                    25,936
                                                                ----------
            REMIC -- Z BONDS:
   2,550    6.50% 2032++......................................       2,641
                                                                ----------
                                                                   166,049
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.0%
            MORTGAGE BACKED SECURITIES:
   5,000    4.50% 2016........................................       4,938
   2,305    4.81% 2035........................................       2,270
  17,643    4.81% 2035 K......................................      17,540
  14,011    4.83% 2034........................................      13,969
   1,726    4.88% 2035........................................       1,705
   2,770    4.93% 2035........................................       2,727
  13,765    5.11% 2035........................................      13,729
   9,954    5.15% 2035........................................       9,923

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            MORTGAGE BACKED SECURITIES: -- (CONTINUED)
$ 47,342    5.50% 2015 -- 2019................................  $   47,660
   1,550    5.89% 2008........................................       1,575
   6,360    5.95% 2009........................................       6,477
  31,246    6.00% 2013 -- 2034................................      31,550
     911    6.01% 2009........................................         929
     281    6.36% 2008........................................         286
   9,580    6.50% 2013 -- 2032................................       9,801
   2,331    6.52% 2008........................................       2,374
     126    7.50% 2023........................................         132
      14    8.50% 2017........................................          15
       8    9.00% 2020 -- 2021................................           9
      28    9.75% 2020........................................          31
                                                                ----------
                                                                   167,640
                                                                ----------
            NOTES:
  15,000    4.20% 2008........................................      14,784
                                                                ----------
                                                                   182,424
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.4%
            MORTGAGE BACKED SECURITIES:
  11,769    5.00% 2034........................................      11,581
   7,720    6.00% 2033 -- 2034................................       7,894
   2,459    7.00% 2030 -- 2032................................       2,578
     255    7.50% 2027........................................         269
       3    9.50% 2020........................................           4
                                                                ----------
                                                                    22,326
                                                                ----------
            Total U.S. government agencies
              (cost $374,790).................................  $  370,799
                                                                ----------
            Total long-term investments
              (cost $896,977).................................  $  888,358
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 27.9%
            REPURCHASE AGREEMENTS -- 4.8%
$ 14,701    BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $   14,701
  14,701    RBS Greenwich Repurchase Agreement, 3.40%,
              01/03/2006......................................      14,701
  14,520    UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................      14,520
                                                                ----------
                                                                    43,922
                                                                ----------
 SHARES
---------
            SECURITY PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 23.1%
 211,129    BNY Institutional Cash Reserve Fund...............     211,129
                                                                ----------
            Total short-term investments
              (cost $255,051).................................  $  255,051
                                                                ----------
            Total investments in securities
              (cost $1,152,029) O.............................  $1,143,409
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,153,139 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $   231
      Unrealized depreciation.........................   (9,961)
                                                        -------
      Net unrealized depreciation.....................  $(9,730)
                                                        =======

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

  ++ Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the coupon rate at which the additional principal is being accrued.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 9.4%
    208     Alcoa, Inc. ......................................  $  6,148
     91     Cameco Corp. U....................................     5,775
     88     Dow Chemical Co. .................................     3,874
    133     DuPont (E.I.) de Nemours & Co. ...................     5,652
     92     Huntsman Corp. B..................................     1,586
     48     Kimberly-Clark Corp. .............................     2,881
     88     Precision Castparts Corp. ........................     4,549
                                                                --------
                                                                  30,465
                                                                --------
            CAPITAL GOODS -- 7.7%
    227     Caterpillar, Inc. ................................    13,120
     63     General Dynamics Corp. ...........................     7,139
     18     Pitney Bowes, Inc. ...............................       777
     64     Rockwell Automation, Inc. ........................     3,810
                                                                --------
                                                                  24,846
                                                                --------
            CONSUMER CYCLICAL -- 4.3%
    167     Dollar General Corp. .............................     3,181
     96     McDonald's Corp. .................................     3,230
     48     NIKE, Inc. Class B................................     4,175
    136     Safeway, Inc. ....................................     3,206
                                                                --------
                                                                  13,792
                                                                --------
            CONSUMER STAPLES -- 4.9%
    112     Campbell Soup Co. ................................     3,328
    109     Kellogg Co. ......................................     4,715
    132     PepsiCo, Inc. ....................................     7,793
                                                                --------
                                                                  15,836
                                                                --------
            ENERGY -- 13.1%
    178     ConocoPhillips....................................    10,327
    268     Exxon Mobil Corp. ................................    15,059
    198     GlobalSantaFe Corp. ..............................     9,553
     92     Occidental Petroleum Corp. .......................     7,357
                                                                --------
                                                                  42,296
                                                                --------
            FINANCE -- 30.1%
     62     ACE Ltd. .........................................     3,319
     59     Allstate Corp. ...................................     3,206
    120     American International Group, Inc. ...............     8,160
    315     Bank of America Corp. ............................    14,528
     56     Chubb Corp. ......................................     5,498
    275     Citigroup, Inc. ..................................    13,341
    104     Golden West Financial Corp. ......................     6,838
     60     Goldman Sachs Group, Inc. ........................     7,688
    167     Host Marriott Corp. ..............................     3,161
    127     J.P. Morgan Chase & Co. ..........................     5,027
     67     National City Corp. ..............................     2,232
     41     PNC Financial Services Group, Inc. ...............     2,504
     44     SunTrust Banks, Inc. .............................     3,180
    108     U.S. Bancorp......................................     3,213
     45     Washington Mutual, Inc. ..........................     1,936
    114     Wellpoint, Inc. B.................................     9,096
     73     Wells Fargo & Co. ................................     4,605
                                                                --------
                                                                  97,532
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- 7.7%
    123     Baxter International, Inc. .......................  $  4,623
    369     CVS Corp. ........................................     9,749
    167     Pfizer, Inc. .....................................     3,899
    148     Wyeth.............................................     6,814
                                                                --------
                                                                  25,085
                                                                --------
            SERVICES -- 2.7%
    173     Comcast Corp. Class A B...........................     4,478
    245     Time Warner, Inc. ................................     4,268
                                                                --------
                                                                   8,746
                                                                --------
            TECHNOLOGY -- 8.7%
    190     Applied Materials, Inc. ..........................     3,412
    266     AT&T, Inc. .......................................     6,510
     29     Beckman Coulter, Inc. ............................     1,673
    228     BellSouth Corp. ..................................     6,168
    111     General Electric Co. .............................     3,884
    105     Motorola, Inc. ...................................     2,381
    176     Sprint Nextel Corp. ..............................     4,111
                                                                --------
                                                                  28,139
                                                                --------
            TRANSPORTATION -- 2.6%
     54     CSX Corp. ........................................     2,762
    338     Southwest Airlines Co. ...........................     5,553
                                                                --------
                                                                   8,315
                                                                --------
            UTILITIES -- 8.6%
     71     Consolidated Edison, Inc. ........................     3,303
     68     Dominion Resources, Inc. .........................     5,211
     21     Entergy Corp. ....................................     1,435
     88     Exelon Corp. .....................................     4,675
     70     FPL Group, Inc. ..................................     2,901
     94     PPL Corp. ........................................     2,755
     77     SCANA Corp. ......................................     3,013
     46     Southern Co. .....................................     1,592
     57     TXU Corp. ........................................     2,851
                                                                --------
                                                                  27,736
                                                                --------
            Total common stock
              (cost $271,533).................................  $322,788
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.4%
            REPURCHASE AGREEMENTS -- 0.6%
 $  899     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    899
     27     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        27
     55     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        55
    277     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       277

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  647     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................  $    647
                                                                --------
                                                                   1,905
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 1.8%
  5,918     BNY Institutional Cash Reserve Fund...............     5,918
                                                                --------
            Total short-term investments
              (cost $7,823)...................................  $  7,823
                                                                --------
            Total investments in securities (cost $279,356)
              O...............................................  $330,611
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.79% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $280,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $54,226
      Unrealized depreciation.........................   (4,030)
                                                        -------
      Net unrealized appreciation.....................  $50,196
                                                        =======

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 8.9%
27......    Akzo Nobel N.V. I                                   $  1,243
      30    Albemarle Corp. ..................................     1,131
     503    Alcoa, Inc. ......................................    14,865
      71    Aracruz Celulose S.A. ADR H.......................     2,853
      80    Cytec Industries, Inc. ...........................     3,829
      52    DuPont (E.I.) de Nemours & Co. ...................     2,202
      22    Engelhard Corp. ..................................       657
       9    Huntsman Corp. B..................................       157
     240    Michelin (C.G.D.E.) Class B IH....................    13,454
     257    Smurfit-Stone Container Corp. B...................     3,645
      91    Temple-Inland, Inc. ..............................     4,099
                                                                --------
                                                                  48,135
                                                                --------
            CAPITAL GOODS -- 5.2%
       6    ACCO Brands Corp. B...............................       147
     277    Goodrich Corp. ...................................    11,389
      53    Parker-Hannifin Corp. ............................     3,489
     256    Teradyne, Inc. B..................................     3,727
     319    Tyco International Ltd. ..........................     9,218
                                                                --------
                                                                  27,970
                                                                --------
            CONSUMER CYCLICAL -- 10.3%
     227    American Axle & Manufacturing Holdings, Inc.......     4,159
     206    Arris Group, Inc. B...............................     1,953
     225    Blockbuster, Inc. Class A H.......................       843
     161    CBRL Group, Inc. .................................     5,673
     687    Foot Locker, Inc. ................................    16,199
     177    Lear Corp. .......................................     5,029
     167    Newell Rubbermaid, Inc. ..........................     3,981
     439    Ruby Tuesday, Inc. H..............................    11,371
     258    TRW Automotive Holdings Corp. B                        6,804
                                                                --------
                                                                  56,012
                                                                --------
            ENERGY -- 9.1%
      38    Devon Energy Corp. ...............................     2,389
     114    Exxon Mobil Corp. ................................     6,381
      74    GlobalSantaFe Corp. ..............................     3,573
      87    Marathon Oil Corp. ...............................     5,286
      97    Noble Corp. ......................................     6,871
     116    Talisman Energy, Inc. ADR.........................     6,145
     103    Total S.A. ADR H..................................    12,994
     267    UGI Corp..........................................     5,498
                                                                --------
                                                                  49,137
                                                                --------
            FINANCE -- 27.8%
     246    ACE Ltd. .........................................    13,168
      79    Allstate Corp. ...................................     4,255
      70    AMBAC Financial Group, Inc. ......................     5,386
     178    American International Group, Inc. ...............    12,124
     615    Apollo Investment Corp. ..........................    11,031
     376    Bank of America Corp. ............................    17,350
     194    Capital One Financial Corp. ......................    16,788
     116    CIT Group, Inc. ..................................     5,981
     426    Citigroup, Inc. ..................................    20,688

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
      72    Everest Re Group Ltd. ............................  $  7,235
      83    Federal Home Loan Mortgage Corp. .................     5,417
      55    Golden West Financial Corp. ......................     3,597
     477    MBNA Corp. .......................................    12,953
     213    Platinum Underwriters Holdings Ltd. ..............     6,609
     177    Royal Bank of Scotland Group plc I................     5,331
      31    UBS AG............................................     2,988
                                                                --------
                                                                 150,901
                                                                --------
            HEALTH CARE -- 8.7%
     229    Endo Pharmaceuticals Holdings, Inc. B.............     6,923
     145    GlaxoSmithKline plc I.............................     3,648
     119    GlaxoSmithKline plc ADR...........................     5,992
     286    Impax Laboratories, Inc. B........................     3,057
      29    Lilly (Eli) & Co. ................................     1,613
      31    Sanofi-Aventis S.A. I.............................     2,679
     285    Sanofi-Aventis S.A. ADR...........................    12,503
     235    Wyeth.............................................    10,808
                                                                --------
                                                                  47,223
                                                                --------
            SERVICES -- 6.5%
     154    Comcast Corp. Class A B...........................     4,000
     371    Comcast Corp. Special Class A B...................     9,518
     264    Dex Media, Inc. ..................................     7,160
      94    Liberty Global, Inc. Class A B....................     2,121
      94    Liberty Global, Inc. Class C B....................     1,998
     284    Time Warner, Inc. ................................     4,955
     912    Unisys Corp. B....................................     5,316
                                                                --------
                                                                  35,068
                                                                --------
            TECHNOLOGY -- 16.4%
     180    Arrow Electronics, Inc. B.........................     5,749
     597    Cinram International, Inc. .......................    14,065
   1,062    Cisco Systems, Inc. B.............................    18,173
     326    Fairchild Semiconductor International, Inc. B.....     5,508
     271    Flextronics International Ltd. B..................     2,833
      72    Lam Research Corp. B..............................     2,565
     237    Microsoft Corp. ..................................     6,190
      42    NCR Corp. B.......................................     1,439
      43    QLogic Corp. B....................................     1,382
     306    Seagate Technology H..............................     6,117
     259    Sprint Nextel Corp. ..............................     6,058
     183    Tektronix, Inc. ..................................     5,148
      66    Telefonaktiebolaget LM Ericsson ADR...............     2,270
      96    Varian Semiconductor Equipment Associates, Inc.
              B...............................................     4,213
     161    Verizon Communications, Inc. .....................     4,843
158.....    Vishay Intertechnology, Inc. B....................     2,172
                                                                --------
                                                                  88,725
                                                                --------
            TRANSPORTATION -- 5.5%
      40    AirTran Holdings, Inc. B..........................       636
     155    AMR Corp. BH......................................     3,448
     184    Continental Airlines, Inc. BH.....................     3,921

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
      94    Pinnacle Airlines Corp. BH........................  $    629
     219    US Airways Group, Inc. BV.........................     7,316
     318    Yellow Roadway Corp. BH...........................    14,194
                                                                --------
                                                                  30,144
                                                                --------
            UTILITIES -- 0.4%
      40    Constellation Energy Group, Inc. .................     2,327
                                                                --------
            Total common stock
              (cost $486,474).................................  $535,642
                                                                --------
PREFERRED STOCKS -- 0.9%
            ENERGY -- 0.9%
      77    Petroleo Brasileiro S.A. ADR......................  $  4,950
                                                                --------
            Total preferred stocks
              (cost $2,334)...................................  $  4,950
                                                                --------
            Total long-term investments
              (cost $488,806).................................  $540,592
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.0%
            REPURCHASE AGREEMENTS 0.4%
$  1,078    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  1,078
      33    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        33
      67    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        67
     332    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       332
     775    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       775
                                                                --------
                                                                   2,285
                                                                --------


 SHARES
---------
            SECURITY PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 6.6%
  35,559    BNY Institutional Cash Reserve Fund...............  $ 35,559
                                                                --------
            Total short-term investments
              (cost $37,844)..................................  $ 37,844
                                                                --------
            Total investments in securities
              (cost $526,650) O...............................  $578,436
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.81% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $527,629 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 63,633
      Unrealized depreciation........................   (12,826)
                                                       --------
      Net unrealized appreciation....................  $ 50,807
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $26,355, which represents 4.86% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED  SHARES/PAR       SECURITY       COST BASIS
      --------  ----------       --------       ----------
      5/2005 --              US Airways Group,
      10/2005      219         Inc. -- Reg D      $3,552

     The aggregate value of these securities at December 31, 2005 was $7,316, which represents 1.35% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        HARTFORD CAPITAL
                                                              HARTFORD ADVISERS           APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $11,925,245              $14,852,373
  Cash(+)...................................................             703                    5,168
  Foreign currency on deposit with custodian#...............              --                   31,838
  Unrealized appreciation on forward foreign currency
    contracts...............................................              --                       --
  Receivables:
    Investment securities sold..............................          24,920                   52,464
    Fund shares sold........................................             457                   17,809
    Dividends and interest..................................          43,904                   17,004
    Variation margin........................................              --                       --
  Other assets..............................................              43                       14
                                                                 -----------              -----------
Total assets................................................      11,995,272               14,976,670
                                                                 -----------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              47                        6
  Bank overdraft -- U.S. Dollars............................              --                       --
  Bank overdraft -- foreign cash#...........................              --                       --
  Payable upon return of securities loaned..................       2,390,917                  818,862
  Payables:
    Investment securities purchased.........................          72,552                   30,541
    Fund shares redeemed....................................           6,946                   13,686
    Variation margin........................................             106                       --
    Forward foreign bonds...................................              --                       --
    Investment advisory and management fees.................             421                      668
    Administrative fees.....................................             210                      310
    Distribution fees.......................................              38                       76
  Accrued expenses..........................................             465                    1,348
                                                                 -----------              -----------
Total liabilities...........................................       2,471,702                  865,497
                                                                 -----------              -----------
Net assets..................................................     $ 9,523,570              $14,111,173
                                                                 ===========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $ 9,042,728              $11,347,989
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................              --                    2,079
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         (40,356)                 566,018
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................         521,198                2,195,087
                                                                 -----------              -----------
Net assets..................................................     $ 9,523,570              $14,111,173
                                                                 ===========              ===========
Shares authorized...........................................       9,500,000                5,000,000
                                                                 -----------              -----------
Par value...................................................     $     0.001              $     0.001
                                                                 -----------              -----------
CLASS IA: Net asset value per share.........................     $     22.53              $     52.99
                                                                 -----------              -----------
          Shares outstanding................................         362,078                  213,592
                                                                 -----------              -----------
          Net assets........................................     $ 8,157,354              $11,317,561
                                                                 -----------              -----------
CLASS IB: Net asset value per share.........................     $     22.70              $     52.75
                                                                 -----------              -----------
          Shares outstanding................................          60,198                   52,962
                                                                 -----------              -----------
          Net assets........................................     $ 1,366,216              $ 2,793,612
                                                                 -----------              -----------
@ Cost of securities........................................     $11,404,459              $12,657,629
                                                                 -----------              -----------
@ Market value of securities on loan........................     $ 2,328,842              $   794,165
                                                                 -----------              -----------
 (+)  Cash held as collateral on loaned securities..........     $        --              $        --
                                                                 -----------              -----------
# Cost of foreign currency on deposit with custodian........     $        --              $    44,732
                                                                 -----------              -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD             HARTFORD           HARTFORD                          HARTFORD       HARTFORD GLOBAL
    DISCIPLINED EQUITY   DIVIDEND AND GROWTH   EQUITY INCOME   HARTFORD FOCUS   GLOBAL ADVISERS   COMMUNICATIONS
         HLS FUND             HLS FUND           HLS FUND         HLS FUND         HLS FUND          HLS FUND
    ------------------   -------------------   -------------   --------------   ---------------   ---------------
        $1,477,881           $7,472,165          $310,214         $ 93,400        $  519,831         $ 29,999
             3,235                    1                --            1,987                --              631
                --                   --                --               --             1,689               --
                --                   --                --               --               726               --
                --               10,263                --              448            61,489               47
             1,987                1,848                94               86                52                5
             1,388                6,354               583               82             1,570              196
                --                   --                --               --                59               --
                 9                   29                 2                3                 4                1
        ----------           ----------          --------         --------        ----------         --------
         1,484,500            7,490,660           310,893           96,006           585,420           30,879
        ----------           ----------          --------         --------        ----------         --------
                --                   --                --               --               925               --
                --                   --                --               --               302               --
                --                   --                --               --                --               --
           121,882              978,911                --               --            30,232              859
             1,783               19,786               224            1,204           149,371            1,029
               736                5,981                63              132               707               24
               137                   --                --               --                32               --
                --                   --                --               --               245               --
                73                  313                18                6                25                1
                30                  143                 7                2                 9                1
                 9                   41                 2                1                 2               --
                39                  156                11               10                55               11
        ----------           ----------          --------         --------        ----------         --------
           124,689            1,005,331               325            1,355           181,905            1,925
        ----------           ----------          --------         --------        ----------         --------
        $1,359,811           $6,485,329          $310,568         $ 94,651        $  403,515         $ 28,954
        ==========           ==========          ========         ========        ==========         ========
        $1,317,058           $5,512,038          $294,560         $ 83,960        $  370,932         $ 17,961
               571                1,884               239               13             3,579               76
           (66,695)              48,627               686            6,435             1,288            4,681
           108,877              922,780            15,083            4,243            27,716            6,236
        ----------           ----------          --------         --------        ----------         --------
        $1,359,811           $6,485,329          $310,568         $ 94,651        $  403,515         $ 28,954
        ==========           ==========          ========         ========        ==========         ========
         3,500,000            4,000,000           800,000          800,000         1,000,000          800,000
        ----------           ----------          --------         --------        ----------         --------
        $    0.001           $    0.001          $  0.001         $  0.001        $    0.001         $  0.001
        ----------           ----------          --------         --------        ----------         --------
        $    12.66           $    20.74          $  12.01         $  10.56        $    12.48         $  10.05
        ----------           ----------          --------         --------        ----------         --------
            80,546              240,051            19,254            4,987            26,614            1,646
        ----------           ----------          --------         --------        ----------         --------
        $1,019,703           $4,978,773          $231,151         $ 52,679        $  332,169         $ 16,542
        ----------           ----------          --------         --------        ----------         --------
        $    12.58           $    20.68          $  11.98         $  10.53        $    12.41         $  10.02
        ----------           ----------          --------         --------        ----------         --------
            27,043               72,868             6,627            3,984             5,750            1,239
        ----------           ----------          --------         --------        ----------         --------
        $  340,108           $1,506,556          $ 79,417         $ 41,972        $   71,346         $ 12,412
        ----------           ----------          --------         --------        ----------         --------
        $1,368,518           $6,549,385          $295,131         $ 89,157        $  492,327         $ 23,765
        ----------           ----------          --------         --------        ----------         --------
        $  117,772           $  943,881          $     --         $     --        $   29,119         $    853
        ----------           ----------          --------         --------        ----------         --------
        $        3           $       --          $     --         $     --        $       --         $     --
        ----------           ----------          --------         --------        ----------         --------
        $       --           $       --          $     --         $     --        $    1,688         $     --
        ----------           ----------          --------         --------        ----------         --------

      HARTFORD GLOBAL       HARTFORD
     FINANCIAL SERVICES   GLOBAL HEALTH
          HLS FUND          HLS FUND
     ------------------   -------------
          $ 41,033          $491,432
                --                 9
                 3                --
                --                --
                35                --
                 1               209
                30               199
                --                --
                 1                 3
          --------          --------
            41,103           491,852
          --------          --------
                --                --
                --                --
                --                --
             2,490            57,422
                --               284
                37             1,249
                --                --
                --                --
                 1                30
                 1                10
                 1                 3
                 9                26
          --------          --------
             2,539            59,024
          --------          --------
          $ 38,564          $432,828
          ========          ========
          $ 29,324          $335,854
                36                --
             1,327            34,623
             7,877            62,351
          --------          --------
          $ 38,564          $432,828
          ========          ========
           800,000           800,000
          --------          --------
          $  0.001          $  0.001
          --------          --------
          $  11.57          $  17.66
          --------          --------
             1,765            17,513
          --------          --------
          $ 20,433          $309,235
          --------          --------
          $  11.55          $  17.47
          --------          --------
             1,570             7,075
          --------          --------
          $ 18,131          $123,593
          --------          --------
          $ 33,156          $429,081
          --------          --------
          $  2,380          $ 55,739
          --------          --------
          $     --          $     --
          --------          --------
          $     --          $     --
          --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD            HARTFORD GLOBAL
                                                              GLOBAL LEADERS           TECHNOLOGY
                                                                 HLS FUND               HLS FUND
                                                              --------------         ---------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................    $1,363,655              $149,643
  Cash(+)...................................................            87                    --
  Foreign currency on deposit with custodian#...............         3,092                   140
  Unrealized appreciation on forward foreign currency
    contracts...............................................             1                    --
  Receivables:
    Investment securities sold..............................         1,488                 1,375
    Fund shares sold........................................           161                   220
    Dividends and interest..................................           735                    30
    Variation margin........................................            --                    --
  Other assets..............................................             7                     5
                                                                ----------              --------
Total assets................................................     1,369,226               151,413
                                                                ----------              --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................            --                    --
  Bank overdraft -- U.S. Dollars............................            --                    --
  Bank overdraft -- foreign cash#...........................            --                    --
  Payable upon return of securities loaned..................       145,805                 1,511
  Payables:
    Investment securities purchased.........................         4,566                   782
    Fund shares redeemed....................................         3,014                   720
    Variation margin........................................            --                    --
    Forward foreign bonds...................................            --                    --
    Investment advisory and management fees.................            67                    11
    Administrative fees.....................................            27                     3
    Distribution fees.......................................             8                     1
  Accrued expenses..........................................           150                    23
                                                                ----------              --------
Total liabilities...........................................       153,637                 3,051
                                                                ----------              --------
Net assets..................................................    $1,215,589              $148,362
                                                                ==========              ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $1,078,572              $192,407
Accumulated undistributed (distribution in excess of ) net
  investment income (loss)..................................           845                    --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         5,262               (64,521)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................       130,910                20,476
                                                                ----------              --------
Net assets..................................................    $1,215,589              $148,362
                                                                ==========              ========
Shares authorized...........................................     3,400,000               800,000
                                                                ----------              --------
Par value...................................................    $    0.001              $  0.001
                                                                ----------              --------
CLASS IA: Net asset value per share.........................    $    18.74              $   5.48
                                                                ----------              --------
          Shares outstanding................................        49,920                18,948
                                                                ----------              --------
          Net assets........................................    $  935,539              $103,808
                                                                ----------              --------
CLASS IB: Net asset value per share.........................    $    18.66              $   5.43
                                                                ----------              --------
          Shares outstanding................................        15,009                 8,211
                                                                ----------              --------
          Net assets........................................    $  280,050              $ 44,554
                                                                ----------              --------
@ Cost of securities........................................    $1,232,749              $129,170
                                                                ----------              --------
@ Market value of securities on loan........................    $  140,237              $  1,444
                                                                ----------              --------
 (+)  Cash held as collateral on loaned securities..........    $       --              $     --
                                                                ----------              --------
# Cost of foreign currency on deposit with custodian........    $    3,083              $    138
                                                                ----------              --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD   HARTFORD GROWTH    HARTFORD       HARTFORD      HARTFORD INTERNATIONAL   HARTFORD INTERNATIONAL
     GROWTH     OPPORTUNITIES    HIGH YIELD       INDEX         CAPITAL APPRECIATION        OPPORTUNITIES
    HLS FUND      HLS FUND        HLS FUND       HLS FUND             HLS FUND                 HLS FUND
    --------   ---------------   ----------   --------------   ----------------------   ----------------------
    $548,729     $1,406,722      $  849,466     $2,243,628            $711,627                $1,646,261
         --              --             829             --                  --                        --
         --              --             180             --                 482                     5,581
         --               4              --             --                   1                         4
      2,229          11,766              --         10,292               3,626                    16,910
        436             451              90            369                 556                       901
        534           1,350          15,102          2,590                 387                     1,157
         --              --              --              3                  --                        --
          7              11               8              9                   4                         3
    --------     ----------      ----------     ----------            --------                ----------
    551,935       1,420,304         865,675      2,256,891             716,683                 1,670,817
    --------     ----------      ----------     ----------            --------                ----------
         --              --              --             --                   6                        21
          4           8,330              --             98                  11                     5,501
         --              --              --             --                  --                        --
         --         209,774         147,854        283,177              98,015                    85,429
         --           9,261             628          2,458               3,181                     7,873
        194             706             689          5,915                 176                       595
         --              --              --             82                  --                        --
         --              --              --             --                  --                        --
         36              80              38             22                  41                        83
         12              --              16             43                  14                        34
          6               5               7              7                   7                         9
         20              66              46             86                 105                       220
    --------     ----------      ----------     ----------            --------                ----------
        272         228,222         149,278        291,888             101,556                    99,765
    --------     ----------      ----------     ----------            --------                ----------
    $551,663     $1,192,082      $  716,397     $1,965,003            $615,127                $1,571,052
    ========     ==========      ==========     ==========            ========                ==========
    $484,355     $  979,911      $  714,705     $1,636,958            $532,483                $1,403,134
         --             717          52,961          1,153                 310                    16,708
      2,787          28,096         (41,908)       100,927               7,559                   (25,025)
     64,521         183,358          (9,361)       225,965              74,775                   176,235
    --------     ----------      ----------     ----------            --------                ----------
    $551,663     $1,192,082      $  716,397     $1,965,003            $615,127                $1,571,052
    ========     ==========      ==========     ==========            ========                ==========
    800,000         700,000       2,800,000      4,000,000             800,000                 2,625,000
    --------     ----------      ----------     ----------            --------                ----------
    $ 0.001      $    0.001      $    0.001     $    0.001            $  0.001                $    0.001
    --------     ----------      ----------     ----------            --------                ----------
    $ 12.54      $    30.07      $     9.80     $    31.97            $  12.48                $    13.59
    --------     ----------      ----------     ----------            --------                ----------
     27,548          33,675          45,285         53,214              29,702                    92,083
    --------     ----------      ----------     ----------            --------                ----------
    $345,558     $1,012,774      $  443,859     $1,701,424            $370,555                $1,251,426
    --------     ----------      ----------     ----------            --------                ----------
    $ 12.42      $    29.85      $     9.70     $    31.84            $  12.40                $    13.52
    --------     ----------      ----------     ----------            --------                ----------
     16,589           6,008          28,087          8,278              19,730                    23,640
    --------     ----------      ----------     ----------            --------                ----------
    $206,105     $  179,308      $  272,538     $  263,579            $244,572                $  319,626
    --------     ----------      ----------     ----------            --------                ----------
    $484,208     $1,223,368      $  858,827     $2,017,502            $636,848                $1,470,014
    --------     ----------      ----------     ----------            --------                ----------
    $    --      $  202,685      $  144,775     $  272,091            $ 93,862                $   81,062
    --------     ----------      ----------     ----------            --------                ----------
    $    --      $       --      $       --     $       --            $     --                $       --
    --------     ----------      ----------     ----------            --------                ----------
    $    --      $       --      $       --     $       --            $    478                $    5,583
    --------     ----------      ----------     ----------            --------                ----------

     HARTFORD INTERNATIONAL    HARTFORD
         SMALL COMPANY          MIDCAP
            HLS FUND           HLS FUND
     ----------------------   ----------
            $351,820          $3,153,399
                   1                  29
                  --                  --
                 892                  --
                 246               2,760
                 312               3,504
                 316               2,152
                  --                  --
                   5                   1
            --------          ----------
             353,592           3,161,845
            --------          ----------
                 202                  26
                  --                  --
                  --                  --
              67,369             351,327
                  --              19,519
                  57               6,038
                  --                  --
                  --                  --
                  20                 140
                   6                  62
                   3                   7
                  66                  88
            --------          ----------
              67,723             377,207
            --------          ----------
            $285,869          $2,784,638
            ========          ==========
            $258,571          $2,176,828
                 189                 483
               3,422              73,368
              23,687             533,959
            --------          ----------
            $285,869          $2,784,638
            ========          ==========
             800,000           2,400,000
            --------          ----------
            $  0.001          $    0.001
            --------          ----------
            $  14.84          $    28.73
            --------          ----------
              13,057              88,065
            --------          ----------
            $193,712          $2,529,805
            --------          ----------
            $  14.71          $    28.53
            --------          ----------
               6,263               8,934
            --------          ----------
            $ 92,157          $  254,833
            --------          ----------
            $328,822          $2,619,418
            --------          ----------
            $ 63,857          $  339,114
            --------          ----------
            $     --          $       --
            --------          ----------
            $     --          $       --
            --------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,267,230           $1,613,324
  Cash(+)...................................................           23                   --
  Foreign currency on deposit with custodian#...............           --                   --
  Unrealized appreciation on forward foreign currency
    contracts...............................................           --                   --
  Receivables:
    Investment securities sold..............................       18,516                   --
    Fund shares sold........................................           42                6,521
    Dividends and interest..................................        1,054                3,589
    Variation margin........................................           --                   --
  Other assets..............................................            8                   --
                                                               ----------           ----------
Total assets................................................    1,286,873            1,623,434
                                                               ----------           ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                   --
  Bank overdraft -- U.S. Dollars............................           --                    4
  Bank overdraft -- foreign cash#...........................           --                   --
  Payable upon return of securities loaned..................      155,922                   --
  Payables:
    Investment securities purchased.........................       17,128                   --
    Fund shares redeemed....................................          787                5,407
    Variation margin........................................           --                   --
    Forward foreign bonds...................................           --                   --
    Investment advisory and management fees.................           68                   44
    Administrative fees.....................................           25                   35
    Distribution fees.......................................           11                    7
  Accrued expenses..........................................           37                   61
                                                               ----------           ----------
Total liabilities...........................................      173,978                5,558
                                                               ----------           ----------
Net assets..................................................   $1,112,895           $1,617,876
                                                               ==========           ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $  794,027           $1,617,876
Accumulated undistributed (distribution in excess of ) net
  investment income (loss)..................................          467                   --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................      140,013                   --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      178,388                   --
                                                               ----------           ----------
Net assets..................................................   $1,112,895           $1,617,876
                                                               ==========           ==========
Shares authorized...........................................    1,200,000            7,000,000
                                                               ----------           ----------
Par value...................................................   $    0.001           $    0.001
                                                               ----------           ----------
CLASS IA: Net asset value per share.........................   $    14.01           $     1.00
                                                               ----------           ----------
          Shares outstanding................................       51,476            1,353,836
                                                               ----------           ----------
          Net assets........................................   $  721,631           $1,353,836
                                                               ----------           ----------
CLASS IB: Net asset value per share.........................   $    13.96           $     1.00
                                                               ----------           ----------
          Shares outstanding................................       28,008              264,040
                                                               ----------           ----------
          Net assets........................................   $  391,264           $  264,040
                                                               ----------           ----------
@ Cost of securities........................................   $1,088,842           $1,613,324
                                                               ----------           ----------
@ Market value of securities on loan........................   $  151,979           $       --
                                                               ----------           ----------
 (+)  Cash held as collateral on loaned securities..........   $       --           $       --
                                                               ----------           ----------
# Cost of foreign currency on deposit with custodian........   $       --           $       --
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD           HARTFORD         HARTFORD        HARTFORD    HARTFORD TOTAL       HARTFORD U.S.       HARTFORD
    MORTGAGE SECURITIES   SMALL COMPANY   SMALLCAP GROWTH     STOCK       RETURN BOND     GOVERNMENT SECURITIES    VALUE
         HLS FUND           HLS FUND         HLS FUND        HLS FUND       HLS FUND            HLS FUND          HLS FUND
    -------------------   -------------   ---------------   ----------   --------------   ---------------------   --------
        $  662,997         $1,402,931       $1,247,203      $5,856,917     $4,911,045          $1,143,409         $330,611
                --              4,020               41             446            609                  70               1
                --                 --               --              --             68                  --              --
                --                 --               --              --          2,318                  --              --
            39,294              3,641            5,743          22,400            305              84,858              --
                --                564              401             441          2,345                 651             132
             2,795                125            1,012           5,265         30,541               5,847             511
                --                 --               --              --             --                  --              --
                 3                 12               12               3             17                   6               5
        ----------         ----------       ----------      ----------     ----------          ----------         --------
           705,089          1,411,293        1,254,412       5,885,472      4,947,248           1,234,841         331,260
        ----------         ----------       ----------      ----------     ----------          ----------         --------
                --                  3               --              42            190                  --              --
                43                 --               --              --             --                  --              --
                --                  1               --              --             --                  --              --
                --            159,297          267,228         311,039        457,908             211,129           5,918
            83,437             12,639           10,336           9,445        670,829             108,563             966
               919              1,605              716           6,483          4,261                 138             903
                --                 --               --              --             --                  --              --
                --                 --               --              --             --                  --              --
                17                 68               66             158            109                  45              22
                14                 27               --             123             84                  --               7
                 5                  6                7              21             29                   9               4
                23                 66               32             386            123                  30              14
        ----------         ----------       ----------      ----------     ----------          ----------         --------
            84,458            173,712          278,385         327,697      1,133,533             319,914           7,834
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $  620,631         $1,237,581       $  976,027      $5,557,775     $3,813,715          $  914,927         $323,426
        ==========         ==========       ==========      ==========     ==========          ==========         ========
        $  610,718         $1,000,127       $  876,144      $5,436,745     $3,841,214          $  912,842         $263,264
            30,369                  1               --             835         13,086              32,259             128
           (16,952)           (12,051)          (2,841)       (291,808)       (18,990)            (21,555)          8,779
            (3,504)           249,504          102,724         412,003        (21,595)             (8,619)         51,255
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $  620,631         $1,237,581       $  976,027      $5,557,775     $3,813,715          $  914,927         $323,426
        ==========         ==========       ==========      ==========     ==========          ==========         ========
         1,200,000          1,500,000          700,000       4,000,000      5,000,000             700,000         800,000
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $    0.001         $    0.001       $    0.001      $    0.001     $    0.001          $    0.001         $ 0.001
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $    11.50         $    19.66       $    20.88      $    49.21     $    11.27          $    11.09         $ 11.18
        ----------         ----------       ----------      ----------     ----------          ----------         --------
            39,799             51,730           33,731          97,289        243,608              53,300          17,326
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $  457,600         $1,017,271       $  704,168      $4,787,612     $2,745,115          $  591,007         $193,655
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $    11.40         $    19.38       $    20.83      $    49.10     $    11.20          $    11.03         $ 11.14
        ----------         ----------       ----------      ----------     ----------          ----------         --------
            14,301             11,366           13,053          15,685         95,384              29,355          11,647
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $  163,031         $  220,310       $  271,859      $  770,163     $1,068,600          $  323,920         $129,771
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $  666,501         $1,153,424       $1,144,479      $5,444,874     $4,934,741          $1,152,028         $279,356
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $       --         $  154,015       $  254,241      $  297,979     $  448,541          $  206,601         $ 5,705
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $       --         $       --       $      124      $       --     $       --          $       --         $    --
        ----------         ----------       ----------      ----------     ----------          ----------         --------
        $       --         $       --       $       --      $       --     $       --          $       --         $    --
        ----------         ----------       ----------      ----------     ----------          ----------         --------

     HARTFORD VALUE
     OPPORTUNITIES
        HLS FUND
     --------------
        $578,436
              34
               1
              --
           7,374
             548
             446
              --
               7
        --------
         586,846
        --------
              --
              --
              --
          35,559
           8,691
             458
              --
              --
              37
              --
               4
              24
        --------
          44,773
        --------
        $542,073
        ========
        $455,749
             282
          34,257
          51,785
        --------
        $542,073
        ========
         700,000
        --------
        $  0.001
        --------
        $  18.93
        --------
          20,609
        --------
        $390,113
        --------
        $  18.83
        --------
           8,069
        --------
        $151,960
        --------
        $526,650
        --------
        $ 34,447
        --------
        $     --
        --------
        $     --
        --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        HARTFORD CAPITAL
                                                              HARTFORD ADVISERS           APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 115,138                $  187,083
  Interest..................................................        147,369                     5,154
  Securities lending........................................          3,422                     3,023
  Miscellaneous.............................................             80                     2,281
  Less: Foreign tax withheld................................           (966)                   (6,297)
                                                                  ---------                ----------
    Total investment income, net............................        265,043                   191,244
                                                                  ---------                ----------
EXPENSES:
  Investment management and advisory fees...................         43,688                    56,852
  Administrative services fees..............................         20,399                    26,342
  Distribution fees -- Class B..............................          3,488                     6,456
  Custodian fees............................................            387                     4,011
  Accounting services.......................................          2,040                     2,634
  Board of Directors' fees..................................            125                       148
  Other expenses............................................          1,514                     1,599
                                                                  ---------                ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................         71,641                    98,042
  Expense waivers...........................................         (1,663)                       --
  Fees paid indirectly......................................         (1,091)                   (3,277)
                                                                  ---------                ----------
    Total waivers and fees paid indirectly..................         (2,754)                   (3,277)
                                                                  ---------                ----------
    Total expenses, net.....................................         68,887                    94,765
                                                                  ---------                ----------
  Net investment income (loss)..............................        196,156                    96,479
                                                                  ---------                ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        905,415                 2,127,676
  Net realized gain (loss) on futures and options
    contracts...............................................          1,383                       673
  Net realized gain (loss) on foreign currency
    transactions............................................            (43)                   (2,402)
                                                                  ---------                ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        906,755                 2,125,947
                                                                  ---------                ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (420,842)                 (294,718)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................            158                        --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            (45)                       96
                                                                  ---------                ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................       (420,729)                 (294,622)
                                                                  ---------                ----------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        486,026                 1,831,325
                                                                  ---------                ----------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................             --                        --
                                                                  ---------                ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 682,182                $1,927,804
                                                                  =========                ==========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD             HARTFORD           HARTFORD                          HARTFORD       HARTFORD GLOBAL
    DISCIPLINED EQUITY   DIVIDEND AND GROWTH   EQUITY INCOME   HARTFORD FOCUS   GLOBAL ADVISERS   COMMUNICATIONS
         HLS FUND             HLS FUND           HLS FUND         HLS FUND         HLS FUND          HLS FUND
    ------------------   -------------------   -------------   --------------   ---------------   ---------------
         $ 19,424             $142,613            $ 6,847          $1,349          $  4,025           $  946
            1,369                6,494                179              83             6,097                8
              102                  906                 --              --               156               32
              179                  148                 --              --                14                2
               --               (1,274)                (6)             (6)             (323)             (63)
         --------             --------            -------          ------          --------           ------
           21,074              148,887              7,020           1,426             9,969              925
         --------             --------            -------          ------          --------           ------
            5,868               27,663              1,440             560             2,344              180
            2,350               12,606                464             173               846               55
              789                3,666                149              97               196               30
               15                    8                 13              14               180               23
              235                1,261                 46              17                84                6
               13                   75                  2               1                 5               --
              167                  730                 29              31                61               12
         --------             --------            -------          ------          --------           ------
            9,437               46,009              2,143             893             3,716              306
               --                   --               (233)            (15)               --              (44)
             (142)                (457)               (18)            (14)             (251)              (8)
         --------             --------            -------          ------          --------           ------
             (142)                (457)              (251)            (29)             (251)             (52)
         --------             --------            -------          ------          --------           ------
            9,295               45,552              1,892             864             3,465              254
         --------             --------            -------          ------          --------           ------
           11,779              103,335              5,128             562             6,504              671
         --------             --------            -------          ------          --------           ------
           77,576              247,983                909           7,374            16,278            4,678
              726                   --                 --             105             1,304               --
               --                  (39)                 6               6             2,666               --
         --------             --------            -------          ------          --------           ------
           78,302              247,944                915           7,485            20,248            4,678
         --------             --------            -------          ------          --------           ------
          (11,639)              18,268              6,664            (247)          (19,325)            (734)
             (624)                  --                 --              --               485               --
               --                   --                 --              --             4,101               (8)
         --------             --------            -------          ------          --------           ------
          (12,263)              18,268              6,664            (247)          (14,739)            (742)
         --------             --------            -------          ------          --------           ------
           66,039              266,212              7,579           7,238             5,509            3,936
         --------             --------            -------          ------          --------           ------
               --                   --                 --              --                --               --
         --------             --------            -------          ------          --------           ------
         $ 77,818             $369,547            $12,707          $7,800          $ 12,013           $4,607
         ========             ========            =======          ======          ========           ======

      HARTFORD GLOBAL       HARTFORD
     FINANCIAL SERVICES   GLOBAL HEALTH
          HLS FUND          HLS FUND
     ------------------   -------------
           $  934            $ 3,930
                1                 82
               13                143
               --                 --
              (52)              (218)
           ------            -------
              896              3,937
           ------            -------
              247              2,604
               76                826
               45                299
               20                 39
                8                 82
               --                  5
               16                 55
           ------            -------
              412              3,910
              (57)                --
               (6)               (61)
           ------            -------
              (63)               (61)
           ------            -------
              349              3,849
           ------            -------
              547                 88
           ------            -------
            1,547             35,599
               --                 (6)
                2                 17
           ------            -------
            1,549             35,610
           ------            -------
            1,500             11,947
               --                 --
               (7)                (5)
           ------            -------
            1,493             11,942
           ------            -------
            3,042             47,552
           ------            -------
               --                 --
           ------            -------
           $3,589            $47,640
           ======            =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD            HARTFORD GLOBAL
                                                              GLOBAL LEADERS           TECHNOLOGY
                                                                 HLS FUND               HLS FUND
                                                              --------------         ---------------
INVESTMENT INCOME:
  Dividends.................................................     $ 17,537                $   679
  Interest..................................................          406                     31
  Securities lending........................................          883                     33
  Miscellaneous.............................................           --                     --
  Less: Foreign tax withheld................................       (1,649)                   (44)
                                                                 --------                -------
    Total investment income, net............................       17,177                    699
                                                                 --------                -------
EXPENSES:
  Investment management and advisory fees...................        6,029                    909
  Administrative services fees..............................        2,426                    280
  Distribution fees -- Class B..............................          682                    106
  Custodian fees............................................          463                     50
  Accounting services.......................................          242                     28
  Board of Directors' fees..................................           13                      1
  Other expenses............................................          186                     56
                                                                 --------                -------
    Total expenses (before waivers and fees paid
     indirectly)............................................       10,041                  1,430
  Expense waivers...........................................           --                     --
  Fees paid indirectly......................................       (1,155)                   (48)
                                                                 --------                -------
    Total waivers and fees paid indirectly..................       (1,155)                   (48)
                                                                 --------                -------
    Total expenses, net.....................................        8,886                  1,382
                                                                 --------                -------
  Net investment income (loss)..............................        8,291                   (683)
                                                                 --------                -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       77,795                 11,541
  Net realized gain (loss) on futures and options
    contracts...............................................           --                     --
  Net realized gain (loss) on foreign currency
    transactions............................................         (658)                   (23)
                                                                 --------                -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       77,137                 11,518
                                                                 --------                -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      (57,421)                 2,824
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................           --                     --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (50)                    --
                                                                 --------                -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................      (57,471)                 2,824
                                                                 --------                -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       19,666                 14,342
                                                                 --------                -------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................           --                     --
                                                                 --------                -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 27,957                $13,659
                                                                 ========                =======


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD   HARTFORD GROWTH    HARTFORD    HARTFORD   HARTFORD INTERNATIONAL   HARTFORD INTERNATIONAL   HARTFORD INTERNATIONAL
     GROWTH     OPPORTUNITIES    HIGH YIELD    INDEX      CAPITAL APPRECIATION        OPPORTUNITIES            SMALL COMPANY
    HLS FUND      HLS FUND        HLS FUND    HLS FUND          HLS FUND                 HLS FUND                 HLS FUND
    --------   ---------------   ----------   --------   ----------------------   ----------------------   ----------------------
    $ 3,641       $  6,800        $     21    $38,087           $ 9,658                  $ 28,293                 $ 4,533
        465            570          54,459        463               531                     1,422                     245
         --          1,137             467        213               483                       986                     232
         --            863             500          8                --                        --                      --
        (28)          (109)             --         --            (1,283)                   (3,385)                   (482)
    -------       --------        --------    --------          -------                  --------                 -------
      4,078          9,261          55,447     38,771             9,389                    27,316                   4,528
    -------       --------        --------    --------          -------                  --------                 -------
      2,892          6,186           4,001      4,076             3,071                     6,792                   1,355
        965             --           1,527      4,136               987                     2,784                     417
        471            348             730        645               502                       700                     184
         10            100              58         56               356                       737                     229
         96             --             152        414                99                       279                      42
          5             12               9         25                 5                        16                       2
         78            166             131        284                81                       259                      49
    -------       --------        --------    --------          -------                  --------                 -------
      4,517          6,812           6,608      9,636             5,101                    11,567                   2,278
         --             --             (61)      (348)               --                        --                      --
        (75)          (530)            (16)        (3)             (341)                     (565)                    (74)
    -------       --------        --------    --------          -------                  --------                 -------
        (75)          (530)            (77)      (351)             (341)                     (565)                    (74)
    -------       --------        --------    --------          -------                  --------                 -------
      4,442          6,282           6,531      9,285             4,760                    11,002                   2,204
    -------       --------        --------    --------          -------                  --------                 -------
       (364)         2,979          48,916     29,486             4,629                    16,314                   2,324
    -------       --------        --------    --------          -------                  --------                 -------
      6,503        131,573           2,741    112,687            15,382                   195,560                  20,323
         --             --            (168)       238                --                        --                      --
         --             (4)             25         --              (424)                    1,040                   3,425
    -------       --------        --------    --------          -------                  --------                 -------
      6,503        131,569           2,598    112,925    14,958........                   196,600                  23,748
    -------       --------        --------    --------          -------                  --------                 -------
     21,713         28,112         (39,710)   (55,172)           27,809                   (14,013)                 11,098
         --             --             (58)      (580)               --                        --                      --
         --              9            (393)        --               (26)                     (181)                  1,596
    -------       --------        --------    --------          -------                  --------                 -------
     21,713         28,121         (40,161)   (55,752)           27,783                   (14,194)                 12,694
    -------       --------        --------    --------          -------                  --------                 -------
     28,216        159,690         (37,563)    57,173            42,741                   182,406                  36,442
    -------       --------        --------    --------          -------                  --------                 -------
        440          1,140           4,027         --                --                        --                      --
    -------       --------        --------    --------          -------                  --------                 -------
    $28,292       $163,809        $ 15,380    $86,659           $47,370                  $198,720                 $38,766
    =======       ========        ========    ========          =======                  ========                 =======

     HARTFORD
      MIDCAP
     HLS FUND
     --------
     $ 23,013
        3,033
          241
          725
         (232)
     --------
       26,780
     --------
       11,539
        5,018
          577
           40
          502
           29
          325
     --------
       18,030
           --
         (485)
     --------
         (485)
     --------
       17,545
     --------
        9,235
     --------
      415,387
           --
           20
     --------
      415,407
     --------
      (27,239)
           --
          (18)
     --------
      (27,257)
     --------
      388,150
     --------
          513
     --------
     $397,898
     ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 12,329             $    --
  Interest..................................................         334              53,750
  Securities lending........................................         138                  --
  Miscellaneous.............................................          16                  --
  Less: Foreign tax withheld................................        (598)                 --
                                                                --------             -------
    Total investment income, net............................      12,219              53,750
                                                                --------             -------
EXPENSES:
  Investment management and advisory fees...................       6,215               4,092
  Administrative services fees..............................       2,248               3,273
  Distribution fees -- Class B..............................       1,002                 660
  Custodian fees............................................          62                  14
  Accounting services.......................................         225                 328
  Board of Directors' fees..................................          13                  19
  Other expenses............................................         151                 372
                                                                --------             -------
    Total expenses (before waivers and fees paid
     indirectly)............................................       9,916               8,758
  Expense waivers...........................................          --                  --
  Fees paid indirectly......................................        (186)                 (6)
                                                                --------             -------
    Total waivers and fees paid indirectly..................        (186)                 (6)
                                                                --------             -------
    Total expenses, net.....................................       9,730               8,752
                                                                --------             -------
  Net investment income (loss)..............................       2,489              44,998
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     138,324                   3
  Net realized gain (loss) on futures and options
    contracts...............................................          --                  --
  Net realized gain (loss) on foreign currency
    transactions............................................         (74)                 --
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............     138,250                   3
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (38,459)                 --
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................          --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           2                  --
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     (38,457)                 --
                                                                --------             -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............      99,793                   3
                                                                --------             -------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................         445                  --
                                                                --------             -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $102,282             $45,001
                                                                ========             =======


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD           HARTFORD         HARTFORD       HARTFORD   HARTFORD TOTAL       HARTFORD U.S.       HARTFORD
    MORTGAGE SECURITIES   SMALL COMPANY   SMALLCAP GROWTH    STOCK      RETURN BOND     GOVERNMENT SECURITIES    VALUE
         HLS FUND           HLS FUND         HLS FUND       HLS FUND      HLS FUND            HLS FUND          HLS FUND
    -------------------   -------------   ---------------   --------   --------------   ---------------------   --------
         $     --           $  4,025          $ 5,427       $97,729       $    732            $     --          $ 6,769
           31,542              1,020              635         2,400        165,540              35,092              145
               --                975              860           218          1,314                 326               14
               --                170                1             1            193                  34               15
               --               (211)              (3)         (714)            --                  --              (14)
         --------           --------          -------       --------      --------            --------          -------
           31,542              5,979            6,920        99,634        167,779              35,452            6,929
         --------           --------          -------       --------      --------            --------          -------
            1,665              5,598            5,136        15,189          9,582               3,874            1,883
            1,332              2,222               --        11,801          7,316                  --              612
              436                527              594         1,854          2,641                 801              316
               12                106               19           289            117                  13                9
              133                222               --         1,180            731                  --               61
                9                 13                9            70             42                   9                3
               86                155              127           912            476                 112               54
         --------           --------          -------       --------      --------            --------          -------
            3,673              8,843            5,885        31,295         20,905               4,809            2,938
               --                 --               --            --             --                  --               --
               (6)              (417)             (87)         (913)           (72)                 (7)             (34)
         --------           --------          -------       --------      --------            --------          -------
               (6)              (417)             (87)         (913)           (72)                 (7)             (34)
         --------           --------          -------       --------      --------            --------          -------
            3,667              8,426            5,798        30,382         20,833               4,802            2,904
         --------           --------          -------       --------      --------            --------          -------
           27,875             (2,447)           1,122        69,252        146,946              30,650            4,025
         --------           --------          -------       --------      --------            --------          -------
           (5,097)           161,881           78,274       544,307            545             (10,913)          10,536
             (115)                --              658        (1,446)           408                  --               --
               --                212               --           (55)         7,865                  --                1
         --------           --------          -------       --------      --------            --------          -------
           (5,212)           162,093           78,932       542,806          8,818             (10,913)          10,537
         --------           --------          -------       --------      --------            --------          -------
           (7,517)            52,585           13,632       (91,521)       (86,163)             (7,426)           9,277
               --                 --              (57)           --             --                  --               --
               --                 (4)              --           (40)        15,864                  --               --
         --------           --------          -------       --------      --------            --------          -------
           (7,517)            52,581           13,575       (91,561)       (70,299)             (7,426)           9,277
         --------           --------          -------       --------      --------            --------          -------
          (12,729)           214,674           92,507       451,245        (61,220)            (18,339)          19,814
         --------           --------          -------       --------      --------            --------          -------
               --                972            1,892            --             --                  --               --
         --------           --------          -------       --------      --------            --------          -------
         $ 15,146           $213,199          $95,521       $520,497      $ 85,465            $ 12,311          $23,839
         ========           ========          =======       ========      ========            ========          =======

     HARTFORD VALUE
     OPPORTUNITIES
        HLS FUND
     --------------
        $ 7,649
            242
            130
              6
           (223)
        -------
          7,804
        -------
          2,876
             --
            316
             38
             --
              5
             72
        -------
          3,307
             --
            (42)
        -------
            (42)
        -------
          3,265
        -------
          4,539
        -------
         35,162
             --
            (12)
        -------
         35,150
        -------
          2,147
             --
              2
        -------
          2,149
        -------
         37,299
        -------
             --
        -------
        $41,838
        =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD ADVISERS HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $   196,156          $   241,757
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      906,755              385,409
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................     (420,729)            (226,840)
  Payment from affiliate....................................           --                   --
                                                              -----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      682,182              400,326
                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (272,290)            (202,407)
    Class IB................................................      (39,286)             (26,369)
  From net realized gain on investments
    Class IA................................................     (351,514)                  --
    Class IB................................................      (58,538)                  --
  From tax return of capital
    Class IA................................................     (118,875)                  --
    Class IB................................................      (19,797)                  --
                                                              -----------          -----------
    Total distributions.....................................     (860,300)            (228,776)
                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      187,216              684,089
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............      742,679              202,407
      Redeemed..............................................   (2,318,933)          (1,694,597)
                                                              -----------          -----------
    Total capital share transactions........................   (1,389,038)            (808,101)
                                                              -----------          -----------
    Class IB
      Sold..................................................       63,508              296,277
      Issued on reinvestment of distributions...............      117,621               26,369
      Redeemed..............................................     (252,096)            (146,492)
                                                              -----------          -----------
    Total capital share transactions........................      (70,967)             176,154
                                                              -----------          -----------
         Net increase (decrease) from capital share
         transactions.......................................   (1,460,005)            (631,947)
                                                              -----------          -----------
         Net increase (decrease) in net assets..............   (1,638,123)            (460,397)
NET ASSETS:
  Beginning of period.......................................   11,161,693           11,622,090
                                                              -----------          -----------
  End of period.............................................  $ 9,523,570          $11,161,693
                                                              ===========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --          $   119,439
                                                              ===========          ===========
SHARES:
    Class IA
      Sold..................................................        8,100               30,227
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       32,735                8,863
      Redeemed..............................................      (99,678)             (75,051)
                                                              -----------          -----------
    Total share activity....................................      (58,843)             (35,961)
                                                              -----------          -----------
    Class IB
      Sold..................................................        2,719               13,009
      Issued on reinvestment of distributions...............        5,150                1,148
      Redeemed..............................................      (10,778)              (6,454)
                                                              -----------          -----------
    Total share activity....................................       (2,909)               7,703
                                                              -----------          -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD CAPITAL APPRECIATION   HARTFORD DISCIPLINED EQUITY   HARTFORD DIVIDEND AND GROWTH      HARTFORD EQUITY INCOME
              HLS FUND                       HLS FUND                       HLS FUND                       HLS FUND
    -----------------------------   ---------------------------   -----------------------------   ---------------------------
    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
        ENDED           ENDED          ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2005            2004            2005           2004           2005            2004            2005           2004
    -------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
     $    96,479     $    83,808     $   11,779     $   13,344     $  103,335      $   89,028       $  5,128       $  1,061
       2,125,947       1,594,708         78,302         45,382        247,944         207,825            915           (260)
        (294,622)        430,300        (12,263)        19,389         18,268         362,363          6,664          7,866
              --              --             --             --             --              --             --             --
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
       1,927,804       2,108,816         77,818         78,115        369,547         659,216         12,707          8,667
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         (99,634)        (33,253)       (11,182)        (8,044)       (91,433)        (60,106)        (3,760)          (842)
         (15,790)         (4,962)        (2,973)        (2,377)       (23,657)        (15,428)        (1,110)          (206)
      (1,510,221)             --             --             --       (211,926)             --             --             (2)
        (373,818)             --             --             --        (64,731)             --             --             (1)
              --              --             --             --             --              --             --             --
              --              --             --             --             --              --             --             --
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
      (1,999,463)        (38,215)       (14,155)       (10,421)      (391,747)        (75,534)        (4,870)        (1,051)
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         980,291       1,880,828        347,973        255,836        702,681       1,178,378        161,388         81,317
              --              --             --             --             --              --             --             --
       1,609,855          33,253         11,182          8,044        303,359          60,106          3,761            844
      (1,962,162)     (1,777,088)      (156,297)      (229,501)      (729,202)       (901,504)       (29,739)        (6,423)
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         627,984         136,993        202,858         34,379        276,838         336,980        135,410         75,738
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         325,619         708,826         80,477        118,213        183,594         420,242         59,757         24,745
         389,608           4,962          2,973          2,377         88,388          15,428          1,110            207
        (418,122)       (155,787)       (31,269)       (23,252)      (154,365)        (73,452)        (8,618)        (3,354)
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         297,105         558,001         52,181         97,338        117,617         362,218         52,249         21,598
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         925,089         694,994        255,039        131,717        394,455         699,198        187,659         97,336
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
         853,430       2,765,595        318,702        199,411        372,255       1,282,880        195,496        104,952
      13,257,743      10,492,148      1,041,109        841,698      6,113,074       4,830,194        115,072         10,120
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
     $14,111,173     $13,257,743     $1,359,811     $1,041,109     $6,485,329      $6,113,074       $310,568       $115,072
     ===========     ===========     ==========     ==========     ==========      ==========       ========       ========
     $     2,079     $    30,692     $      571     $    3,295     $    1,884      $   14,303       $    239       $      2
     ===========     ===========     ==========     ==========     ==========      ==========       ========       ========
          17,986          39,789         28,356         22,630         33,702          61,247         13,691          7,477
              --              --             --             --             --              --             --             --
          30,675             646            886            676         14,549           2,922            310             73
         (36,297)        (37,673)       (12,853)       (20,373)       (34,828)        (46,811)        (2,494)          (595)
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
          12,364           2,762         16,389          2,933         13,423          17,358         11,507          6,955
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
           6,092          15,087          6,744         10,515          8,897          21,987          5,122          2,280
           7,457              97            237            201          4,254             752             92             18
          (7,702)         (3,353)        (2,575)        (2,068)        (7,409)         (3,832)          (727)          (308)
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------
           5,847          11,831          4,406          8,648          5,742          18,907          4,487          1,990
     -----------     -----------     ----------     ----------     ----------      ----------       --------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD FOCUS HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $    562             $    853
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....       7,485                9,330
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (247)              (7,487)
  Payment from affiliate....................................          --                   --
                                                                --------             --------
  Net increase (decrease) in net assets resulting from
    operations..............................................       7,800                2,696
                                                                --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (860)                (148)
    Class IB................................................        (501)                 (55)
  From net realized gain on investments
    Class IA................................................      (1,785)                  --
    Class IB................................................      (1,463)                  --
  From tax return of capital
    Class IA................................................          --                   --
    Class IB................................................          --                   --
                                                                --------             --------
    Total distributions.....................................      (4,609)                (203)
                                                                --------             --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      12,484               12,917
      Issued in merger......................................          --                   --
      Issued on reinvestment of distributions...............       2,645                  148
      Redeemed..............................................     (13,662)             (14,800)
                                                                --------             --------
    Total capital share transactions........................       1,467               (1,735)
                                                                --------             --------
    Class IB
      Sold..................................................       6,808               12,940
      Issued on reinvestment of distributions...............       1,964                   55
      Redeemed..............................................      (9,886)             (12,211)
                                                                --------             --------
    Total capital share transactions........................      (1,114)                 784
                                                                --------             --------
         Net increase (decrease) from capital share
         transactions.......................................         353                 (951)
                                                                --------             --------
         Net increase (decrease) in net assets..............       3,544                1,542
NET ASSETS:
  Beginning of period.......................................      91,107               89,565
                                                                --------             --------
  End of period.............................................    $ 94,651             $ 91,107
                                                                ========             ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $     13             $    818
                                                                ========             ========
SHARES:
    Class IA
      Sold..................................................       1,217                1,318
      Issued in merger......................................          --                   --
      Issued on reinvestment of distributions...............         267                   15
      Redeemed..............................................      (1,360)              (1,509)
                                                                --------             --------
    Total share activity....................................         124                 (176)
                                                                --------             --------
    Class IB
      Sold..................................................         666                1,326
      Issued on reinvestment of distributions...............         200                    6
      Redeemed..............................................        (987)              (1,251)
                                                                --------             --------
    Total share activity....................................        (121)                  81
                                                                --------             --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD GLOBAL ADVISERS           HARTFORD GLOBAL          HARTFORD GLOBAL FINANCIAL      HARTFORD GLOBAL HEALTH
             HLS FUND               COMMUNICATIONS HLS FUND          SERVICES HLS FUND                 HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004           2005           2004           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  6,504       $  4,780       $   671        $    499       $   547        $   679        $     88       $     (3)
        20,248         35,847         4,678           5,215         1,549          1,573          35,610         28,961
       (14,739)         4,912          (742)           (417)        1,493          2,178          11,942         19,367
            --             --            --              --            --             --              --             --
      --------       --------       -------        --------       -------        -------        --------       --------
        12,013         45,539         4,607           5,297         3,589          4,430          47,640         48,325
      --------       --------       -------        --------       -------        -------        --------       --------
       (12,430)           (62)         (622)             --          (658)            --            (207)          (189)
        (2,383)            --          (409)             --          (505)            --              --             --
            --             --           (39)             --           (19)            --         (20,387)       (10,239)
            --             --           (29)             --           (17)            --          (8,453)        (4,207)
            --             --            --              --            --             --              --             --
            --             --            --              --            --             --              --             --
      --------       --------       -------        --------       -------        -------        --------       --------
       (14,813)           (62)       (1,099)             --        (1,199)            --         (29,047)       (14,635)
      --------       --------       -------        --------       -------        -------        --------       --------
        30,360         61,283           465           7,903           260          5,811          29,063         62,722
            --             --            --              --            --             --              --             --
        12,430             62           661              --           677             --          20,594         10,428
       (71,319)       (49,908)       (4,083)        (10,774)       (3,750)        (5,121)        (63,504)       (56,708)
      --------       --------       -------        --------       -------        -------        --------       --------
       (28,529)        11,437        (2,957)         (2,871)       (2,813)           690         (13,847)        16,442
      --------       --------       -------        --------       -------        -------        --------       --------
        15,851         47,912           826           5,002           216          5,736           6,483         30,741
         2,383             --           438              --           522             --           8,453          4,207
       (33,084)        (9,218)       (2,517)         (5,362)       (3,534)        (4,069)        (22,087)       (22,283)
      --------       --------       -------        --------       -------        -------        --------       --------
       (14,850)        38,694        (1,253)           (360)       (2,796)         1,667          (7,151)        12,665
      --------       --------       -------        --------       -------        -------        --------       --------
       (43,379)        50,131        (4,210)         (3,231)       (5,609)         2,357         (20,998)        29,107
      --------       --------       -------        --------       -------        -------        --------       --------
       (46,179)        95,608          (702)          2,066        (3,219)         6,787          (2,405)        62,797
       449,694        354,086        29,656          27,590        41,783         34,996         435,233        372,436
      --------       --------       -------        --------       -------        -------        --------       --------
      $403,515       $449,694       $28,954        $ 29,656       $38,564        $41,783        $432,828       $435,233
      ========       ========       =======        ========       =======        =======        ========       ========
      $  3,579       $  9,260       $    76        $    444       $    36        $   656        $     --       $    (13)
      ========       ========       =======        ========       =======        =======        ========       ========
         2,493          5,163            51           1,073            25            590           1,750          3,928
            --             --            --              --            --             --              --             --
         1,014              5            71              --            62             --           1,309            663
        (5,848)        (4,251)         (460)         (1,501)         (351)          (523)         (3,847)        (3,608)
      --------       --------       -------        --------       -------        -------        --------       --------
        (2,341)           917          (338)           (428)         (264)            67            (788)           983
      --------       --------       -------        --------       -------        -------        --------       --------
         1,312          4,034            89             687            20            584             395          1,939
           196             --            47              --            48             --             543            270
        (2,749)          (794)         (276)           (747)         (330)          (419)         (1,347)        (1,439)
      --------       --------       -------        --------       -------        -------        --------       --------
        (1,241)         3,240          (140)            (60)         (262)           165            (409)           770
      --------       --------       -------        --------       -------        -------        --------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD GLOBAL LEADERS HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $    8,291           $    8,163
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....       77,137              111,649
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (57,471)              68,530
  Payment from affiliate....................................           --                   --
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       27,957              188,342
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (7,384)              (4,835)
    Class IB................................................       (1,309)                (891)
  From net realized gain on investments
    Class IA................................................           --                   --
    Class IB................................................           --                   --
  From tax return of capital
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                               ----------           ----------
    Total distributions.....................................       (8,693)              (5,726)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       75,573              262,835
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............        7,384                4,835
      Redeemed..............................................     (165,723)            (138,832)
                                                               ----------           ----------
    Total capital share transactions........................      (82,766)             128,838
                                                               ----------           ----------
    Class IB
      Sold..................................................       47,667              127,774
      Issued on reinvestment of distributions...............        1,309                  891
      Redeemed..............................................      (47,937)             (19,431)
                                                               ----------           ----------
    Total capital share transactions........................        1,039              109,234
                                                               ----------           ----------
         Net increase (decrease) from capital share
         transactions.......................................      (81,727)             238,072
                                                               ----------           ----------
         Net increase (decrease) in net assets..............      (62,463)             420,688
NET ASSETS:
  Beginning of period.......................................    1,278,052              857,364
                                                               ----------           ----------
  End of period.............................................   $1,215,589           $1,278,052
                                                               ==========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $      845           $    3,256
                                                               ==========           ==========
SHARES:
    Class IA
      Sold..................................................        4,330               15,751
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............          404                  271
      Redeemed..............................................       (9,391)              (8,335)
                                                               ----------           ----------
    Total share activity....................................       (4,657)               7,687
                                                               ----------           ----------
    Class IB
      Sold..................................................        2,759                7,696
      Issued on reinvestment of distributions...............           72                   50
      Redeemed..............................................       (2,736)              (1,194)
                                                               ----------           ----------
    Total share activity....................................           95                6,552
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD GLOBAL TECHNOLOGY                                  HARTFORD GROWTH OPPORTUNITIES
             HLS FUND              HARTFORD GROWTH HLS FUND               HLS FUND              HARTFORD HIGH YIELD HLS FUND
    ---------------------------   ---------------------------   -----------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005           2004           2005           2004           2005            2004            2005            2004
    ------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
      $   (683)      $    417      $     (364)    $      (38)    $    2,979      $    1,680      $    48,916     $    47,255
        11,518          3,372           6,503         16,387        131,569         106,241            2,598          17,662
         2,824         (4,435)         21,713         22,696         28,121          27,679          (40,161)         (8,944)
            --             --             440             --          1,140              --            4,027              --
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        13,659           (646)         28,292         39,045        163,809         135,600           15,380          55,973
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
          (275)            --              --             --         (1,991)             --          (30,128)        (21,904)
           (11)            --              --             --             --              --          (18,501)        (13,421)
            --             --         (12,015)        (1,476)       (62,345)             --               --              --
            --             --          (7,929)        (1,054)       (11,118)             --               --              --
            --             --              --             --             --              --               --              --
            --             --              --             --             --              --               --              --
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
          (286)            --         (19,944)        (2,530)       (75,454)             --          (48,629)        (35,325)
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        21,905         75,005         212,798        310,174        320,008         421,995        1,060,510       1,380,503
            --             --              --             --             --              --               --              --
           275             --          12,015          1,476         64,336              --           30,128          21,904
       (39,385)      (100,419)       (134,784)      (212,314)      (295,764)       (391,985)      (1,146,072)     (1,378,701)
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
       (17,205)       (25,414)         90,029         99,336         88,580          30,010          (55,434)         23,706
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
         9,251         14,964          52,952         85,212         67,825          54,517           59,094         121,952
            11             --           7,929          1,054         11,118              --           18,501          13,421
       (15,056)       (13,591)        (27,963)       (19,881)       (25,366)        (15,143)        (101,068)        (92,033)
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        (5,794)         1,373          32,918         66,385         53,577          39,374          (23,473)         43,340
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
       (22,999)       (24,041)        122,947        165,721        142,157          69,384          (78,907)         67,046
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        (9,626)       (24,687)        131,295        202,236        230,512         204,984         (112,156)         87,694
       157,988        182,675         420,368        218,132        961,570         756,586          828,553         740,859
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
      $148,362       $157,988      $  551,663     $  420,368     $1,192,082      $  961,570      $   716,397     $   828,553
      ========       ========      ==========     ==========     ==========      ==========      ===========     ===========
      $     --       $    275      $       --     $       --     $      717      $      (35)     $    52,961     $    48,629
      ========       ========      ==========     ==========     ==========      ==========      ===========     ===========
         4,379         15,430          17,662         26,856         11,178          16,878          106,553         138,832
            --             --              --             --             --              --               --              --
            56             --             992            123          2,155              --            3,143           2,310
        (8,121)       (21,141)        (11,119)       (18,429)       (10,378)        (15,719)        (114,963)       (138,438)
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        (3,686)        (5,711)          7,535          8,550          2,955           1,159           (5,267)          2,704
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
         1,834          3,148           4,471          7,332          2,434           2,196            5,980          12,288
             2             --             661             88            375              --            1,947           1,427
        (3,045)        (2,904)         (2,346)        (1,732)          (915)           (624)         (10,289)         (9,267)
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------
        (1,209)           244           2,786          5,688          1,894           1,572           (2,362)          4,448
      --------       --------      ----------     ----------     ----------      ----------      -----------     -----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD INDEX HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $   29,486           $   34,210
  Net realized gain (loss) on investments, futures contracts
    and options and foreign currency transactions...........      112,925               62,083
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (55,752)             115,680
  Payment from affiliate....................................           --                   --
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       86,659              211,973
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (32,716)             (24,079)
    Class IB................................................       (4,176)              (2,641)
  From net realized gain on investments
    Class IA................................................      (56,659)              (6,629)
    Class IB................................................       (8,074)                (777)
  From tax return of capital
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                               ----------           ----------
    Total distributions.....................................     (101,625)             (34,126)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      207,714              476,774
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       89,375               30,708
      Redeemed..............................................     (555,228)            (627,054)
                                                               ----------           ----------
    Total capital share transactions........................     (258,139)            (119,572)
                                                               ----------           ----------
    Class IB
      Sold..................................................       57,766               82,627
      Issued on reinvestment of distributions...............       12,250                3,418
      Redeemed..............................................      (58,337)             (48,281)
                                                               ----------           ----------
    Total capital share transactions........................       11,679               37,764
                                                               ----------           ----------
         Net increase (decrease) from capital share
         transactions.......................................     (246,460)             (81,808)
                                                               ----------           ----------
         Net increase (decrease) in net assets..............     (261,426)              96,039
NET ASSETS:
  Beginning of period.......................................    2,226,429            2,130,390
                                                               ----------           ----------
  End of period.............................................   $1,965,003           $2,226,429
                                                               ==========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $    1,153           $    8,842
                                                               ==========           ==========
SHARES:
    Class IA
      Sold..................................................        6,556               15,779
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............        2,832                  974
      Redeemed..............................................      (17,524)             (20,765)
                                                               ----------           ----------
    Total share activity....................................       (8,136)              (4,012)
                                                               ----------           ----------
    Class IB
      Sold..................................................        1,840                2,756
      Issued on reinvestment of distributions...............          390                  109
      Redeemed..............................................       (1,852)              (1,609)
                                                               ----------           ----------
    Total share activity....................................          378                1,256
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD INTERNATIONAL CAPITAL      HARTFORD INTERNATIONAL      HARTFORD INTERNATIONAL SMALL
         APPRECIATION HLS FUND          OPPORTUNITIES HLS FUND            COMPANY HLS FUND           HARTFORD MIDCAP HLS FUND
    -------------------------------   ---------------------------   -----------------------------   ---------------------------
     FOR THE YEAR     FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
        ENDED            ENDED           ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
         2005             2004            2005           2004           2005            2004            2005           2004
    --------------   --------------   ------------   ------------   -------------   -------------   ------------   ------------
       $  4,629         $  1,548       $   16,314     $   11,554      $  2,324        $  1,476       $    9,235     $    9,926
         14,958           17,685          196,600        131,534        23,748          11,754          415,407        169,206
         27,783           31,397          (14,194)        47,864        12,694           2,991          (27,257)       162,159
             --               --               --             --            --              --              513             --
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
         47,370           50,630          198,720        190,952        38,766          16,221          397,898        341,291
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
         (2,955)              --               --         (6,901)       (4,436)             --           (9,372)        (5,385)
         (1,223)              --               --         (1,242)       (1,943)             --             (165)          (233)
        (15,233)          (2,371)              --             --       (19,153)         (1,091)        (344,374)            --
        (10,934)          (1,778)              --             --        (9,955)           (653)         (35,210)            --
             --               --               --             --            --              --               --             --
             --               --               --             --            --              --               --             --
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        (30,345)          (4,149)              --         (8,143)      (35,487)         (1,744)        (389,121)        (5,618)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        188,636          137,463          228,878        284,129       115,303          46,933          666,939        702,203
             --               --               --             --            --              --               --             --
         18,188            2,371               --          6,901        23,589           1,091          353,747          5,385
        (54,517)         (24,602)        (191,381)      (211,327)      (30,886)        (17,177)        (692,868)      (766,235)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        152,307          115,232           37,497         79,703       108,006          30,847          327,818        (58,647)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        114,389           85,762           94,277        172,461        38,303          34,535           57,437         43,175
         12,157            1,778               --          1,242        11,898             653           35,375            233
        (26,637)         (34,212)         (62,078)       (33,585)      (14,379)         (8,542)         (60,145)       (31,378)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
         99,909           53,328           32,199        140,118        35,822          26,646           32,667         12,030
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        252,216          168,560           69,696        219,821       143,828          57,493          360,485        (46,617)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
        269,241          215,041          268,416        402,630       147,107          71,970          369,262        289,056
        345,886          130,845        1,302,636        900,006       138,762          66,792        2,415,376      2,126,320
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
       $615,127         $345,886       $1,571,052     $1,302,636      $285,869        $138,762       $2,784,638     $2,415,376
       ========         ========       ==========     ==========      ========        ========       ==========     ==========
       $    310         $    659       $   16,708     $      (58)     $    189        $    892       $      483     $    1,856
       ========         ========       ==========     ==========      ========        ========       ==========     ==========
         15,991           12,174           18,714         26,993         7,743           3,518           22,216         27,340
             --               --               --             --            --              --               --             --
          1,562              215               --            605         1,634              82           12,353            191
         (4,614)          (2,210)         (15,599)       (20,108)       (2,106)         (1,309)         (23,170)       (29,896)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
         12,939           10,179            3,115          7,490         7,271           2,291           11,399         (2,365)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
          9,852            7,668            7,839         16,398         2,613           2,599            1,942          1,719
          1,056              162               --            109           833              49            1,245              8
         (2,272)          (3,009)          (5,150)        (3,110)         (980)           (658)          (2,054)        (1,251)
       --------         --------       ----------     ----------      --------        --------       ----------     ----------
          8,636            4,821            2,689         13,397         2,466           1,990            1,133            476
       --------         --------       ----------     ----------      --------        --------       ----------     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MIDCAP VALUE
                                                                          HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $    2,489           $    2,671
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      138,250              106,280
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (38,457)              58,119
  Payment from affiliate....................................          445                   --
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      102,727              167,070
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (4,179)                (873)
    Class IB................................................         (400)                 (35)
  From net realized gain on investments
    Class IA................................................      (68,327)             (10,161)
    Class IB................................................      (37,536)              (5,744)
  From tax return of capital
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                               ----------           ----------
    Total distributions.....................................     (110,442)             (16,813)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      251,737              545,816
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       72,506               11,034
      Redeemed..............................................     (367,824)            (475,395)
                                                               ----------           ----------
    Total capital share transactions........................      (43,581)              81,455
                                                               ----------           ----------
    Class IB
      Sold..................................................        2,866               97,679
      Issued on reinvestment of distributions...............       37,936                5,780
      Redeemed..............................................      (82,751)             (39,138)
                                                               ----------           ----------
    Total capital share transactions........................      (41,949)              64,321
                                                               ----------           ----------
         Net increase (decrease) from capital share
         transactions.......................................      (85,530)             145,776
                                                               ----------           ----------
         Net increase (decrease) in net assets..............      (93,690)             296,033
NET ASSETS:
  Beginning of period.......................................    1,206,140              910,107
                                                               ----------           ----------
  End of period.............................................   $1,112,895           $1,206,140
                                                               ==========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $      467           $    2,432
                                                               ==========           ==========
SHARES:
    Class IA
      Sold..................................................       18,289               42,652
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............        5,543                  862
      Redeemed..............................................      (26,775)             (36,971)
                                                               ----------           ----------
    Total share activity....................................       (2,943)               6,543
                                                               ----------           ----------
    Class IB
      Sold..................................................          211                7,786
      Issued on reinvestment of distributions...............        2,916                  454
      Redeemed..............................................       (6,073)              (3,112)
                                                               ----------           ----------
    Total share activity....................................       (2,946)               5,128
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD MONEY MARKET      HARTFORD MORTGAGE SECURITIES      HARTFORD SMALL COMPANY       HARTFORD SMALLCAP GROWTH
             HLS FUND                       HLS FUND                       HLS FUND                      HLS FUND
    ---------------------------   -----------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED           ENDED           ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005            2004            2005           2004           2005           2004
    ------------   ------------   -------------   -------------   ------------   ------------   ------------   ------------
    $    44,998    $    15,755      $  27,875       $  23,522      $   (2,447)    $   (4,945)    $   1,122      $   1,133
              3             --         (5,212)         (4,665)        162,093         98,611        78,932         49,987
             --             --         (7,517)          9,808          52,581         27,044        13,575         35,190
             --             --             --              --             972             --         1,892             --
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         45,001         15,755         15,146          28,665         213,199        120,710        95,521         86,310
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
        (38,276)       (13,838)       (20,104)        (25,954)             --             --        (2,640)            --
         (6,722)        (1,917)        (6,761)         (8,355)             --             --          (359)            --
             (2)            --             --            (956)             --             --       (38,240)            --
             (1)            --             --            (323)             --             --       (14,866)            --
             --             --             --              --              --             --        (9,243)            --
             --             --             --              --              --             --        (3,594)            --
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
        (45,001)       (15,755)       (26,865)        (35,588)             --             --       (68,942)            --
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
      4,751,573      4,564,702         89,049         108,306         472,718        685,603       556,140        583,029
             --             --             --              --              --             --            --             --
         41,530         13,838         20,104          26,910              --             --        50,123             --
     (4,733,793)    (4,893,454)      (164,139)       (196,806)       (535,159)      (728,836)     (424,352)      (489,362)
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         59,310       (314,914)       (54,986)        (61,590)        (62,441)       (43,233)      181,911         93,667
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
        237,251        323,333         16,701          46,829          16,785         65,830        77,064        128,230
          7,288          1,917          6,761           8,678              --             --        18,820             --
       (233,306)      (313,372)       (37,529)        (54,406)        (65,326)       (49,682)      (33,653)       (23,873)
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         11,233         11,878        (14,067)          1,101         (48,541)        16,148        62,231        104,357
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         70,543       (303,036)       (69,053)        (60,489)       (110,982)       (27,085)      244,142        198,024
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         70,543       (303,036)       (80,772)        (67,412)        102,217         93,625       270,721        284,334
      1,547,333      1,850,369        701,403         768,815       1,135,364      1,041,739       705,306        420,972
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
    $ 1,617,876    $ 1,547,333      $ 620,631       $ 701,403      $1,237,581     $1,135,364     $ 976,027      $ 705,306
    ===========    ===========      =========       =========      ==========     ==========     =========      =========
    $        --    $        --      $  30,369       $  27,266      $        1     $      913     $      --      $      24
    ===========    ===========      =========       =========      ==========     ==========     =========      =========
      4,751,573      4,564,702          7,669           9,225          27,806         45,207        27,199         31,525
             --             --             --              --              --             --            --             --
         41,530         13,838          1,755           2,389              --             --         2,423             --
     (4,733,793)    (4,893,454)       (14,142)        (16,740)        (31,760)       (48,288)      (20,752)       (26,398)
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         59,310       (314,914)        (4,718)         (5,126)         (3,954)        (3,081)        8,870          5,127
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
        237,251        323,333          1,449           4,009             961          4,474         3,811          7,046
          7,288          1,917            594             776              --             --           912             --
       (233,306)      (313,372)        (3,266)         (4,665)         (3,946)        (3,395)       (1,643)        (1,322)
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------
         11,233         11,878         (1,223)            120          (2,985)         1,079         3,080          5,724
    -----------    -----------      ---------       ---------      ----------     ----------     ---------      ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD STOCK
                                                                           HLS FUND
                                                              -----------------------------------
                                                              FOR THE YEAR           FOR THE YEAR
                                                                 ENDED                  ENDED
                                                              DECEMBER 31,           DECEMBER 31,
                                                                  2005                   2004
                                                              ------------           ------------
OPERATIONS:
  Net investment income (loss)..............................  $    69,252            $   101,547
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      542,806                194,551
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (91,561)               (45,078)
  Payment from affiliate....................................           --                     --
                                                              -----------            -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      520,497                251,020
                                                              -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (91,246)               (60,715)
    Class IB................................................      (11,661)                (6,588)
  From net realized gain on investments
    Class IA................................................           --                     --
    Class IB................................................           --                     --
  From tax return of capital
    Class IA................................................           --                     --
    Class IB................................................           --                     --
                                                              -----------            -----------
    Total distributions.....................................     (102,907)               (67,303)
                                                              -----------            -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      288,047                853,221
      Issued in merger......................................           --                     --
      Issued on reinvestment of distributions...............       91,246                 60,715
      Redeemed..............................................   (1,611,066)            (1,433,790)
                                                              -----------            -----------
    Total capital share transactions........................   (1,231,773)              (519,854)
                                                              -----------            -----------
    Class IB
      Sold..................................................      103,222                210,310
      Issued on reinvestment of distributions...............       11,661                  6,588
      Redeemed..............................................     (119,161)               (82,179)
                                                              -----------            -----------
    Total capital share transactions........................       (4,278)               134,719
                                                              -----------            -----------
         Net increase (decrease) from capital share
         transactions.......................................   (1,236,051)              (385,135)
                                                              -----------            -----------
         Net increase (decrease) in net assets..............     (818,461)              (201,418)
NET ASSETS:
  Beginning of period.......................................    6,376,236              6,577,654
                                                              -----------            -----------
  End of period.............................................  $ 5,557,775            $ 6,376,236
                                                              ===========            ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $       835            $    35,592
                                                              ===========            ===========
SHARES:
    Class IA
      Sold..................................................        6,202                 19,205
      Issued in merger......................................           --                     --
      Issued on reinvestment of distributions...............        1,889                  1,335
      Redeemed..............................................      (34,543)               (32,363)
                                                              -----------            -----------
    Total share activity....................................      (26,452)               (11,823)
                                                              -----------            -----------
    Class IB
      Sold..................................................        2,244                  4,764
      Issued on reinvestment of distributions...............          242                    145
      Redeemed..............................................       (2,555)                (1,866)
                                                              -----------            -----------
    Total share activity....................................          (69)                 3,043
                                                              -----------            -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD TOTAL RETURN BOND     HARTFORD U.S. GOVERNMENT           HARTFORD VALUE          HARTFORD VALUE OPPORTUNITIES
             HLS FUND                 SECURITIES HLS FUND                HLS FUND                       HLS FUND
    ---------------------------   ---------------------------   ---------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004           2005           2004           2005           2004           2005            2004
    ------------   ------------   ------------   ------------   ------------   ------------   -------------   -------------
    $   146,946    $   118,740     $  30,650      $  22,825      $   4,025      $   3,256       $   4,539       $  2,619
          8,818         36,304       (10,913)        (1,447)        10,537         13,092          35,150         27,376
        (70,299)       (10,422)       (7,426)        (6,344)         9,277         10,497           2,149         17,945
             --             --            --             --             --             --              --             --
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
         85,465        144,622        12,311         15,034         23,839         26,845          41,838         47,940
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
       (197,249)      (110,882)      (15,790)       (17,810)        (4,525)          (444)         (5,185)          (634)
        (74,748)       (39,050)       (8,805)        (9,028)        (2,537)          (281)         (1,585)          (100)
        (19,030)       (61,135)           --             --         (2,309)            --          (8,272)            --
         (7,689)       (22,321)           --             --         (1,626)            --          (3,381)            --
             --             --            --             --             --             --              --             --
             --             --            --             --             --             --              --             --
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
       (298,716)      (233,388)      (24,595)       (26,838)       (10,997)          (725)        (18,423)          (734)
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
      1,473,648      1,208,367       755,831        747,117        155,582        248,660         290,951        159,887
             --         24,948            --             --             --             --              --             --
        216,279        172,018        15,790         17,810          6,834            444          13,458            634
     (1,298,118)    (1,165,854)     (696,805)      (747,802)      (138,656)      (256,745)       (190,552)       (94,563)
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
        391,809        239,479        74,816         17,125         23,760         (7,641)        113,857         65,958
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
        176,135        350,617        67,804        117,121         22,364         31,253          90,102         50,224
         82,437         61,371         8,805          9,028          4,163            281           4,966            100
       (121,501)      (131,726)      (42,744)       (66,206)       (22,574)       (22,052)        (31,632)       (11,574)
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
        137,071        280,262        33,865         59,943          3,953          9,482          63,436         38,750
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
        528,880        519,741       108,681         77,068         27,713          1,841         177,293        104,708
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
        315,629        430,975        96,397         65,264         40,555         27,961         200,708        151,914
      3,498,086      3,067,111       818,530        753,266        282,871        254,910         341,365        189,451
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
    $ 3,813,715    $ 3,498,086     $ 914,927      $ 818,530      $ 323,426      $ 282,871       $ 542,073       $341,365
    ===========    ===========     =========      =========      =========      =========       =========       ========
    $    13,086    $   126,556     $  32,259      $  24,593      $     128      $   3,214       $     282       $  2,566
    ===========    ===========     =========      =========      =========      =========       =========       ========
        124,101         99,739        67,835         65,709         14,333         25,068          16,008          9,779
             --          2,028            --             --             --             --              --             --
         18,858         15,120         1,426          1,627            622             45             738             40
       (109,269)       (96,269)      (62,553)       (65,736)       (12,792)       (25,908)        (10,428)        (5,763)
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
         33,690         20,618         6,708          1,600          2,163           (795)          6,318          4,056
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
         14,913         29,155         6,089         10,379          2,074          3,178           5,028          3,112
          7,228          5,427           798            827            381             28             274              6
        (10,349)       (10,988)       (3,858)        (5,867)        (2,073)        (2,243)         (1,761)          (724)
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------
         11,792         23,594         3,029          5,339            382            963           3,541          2,394
    -----------    -----------     ---------      ---------      ---------      ---------       ---------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company (Hartford Life) and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of ten portfolios, four are included in these financial statements; they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund). Each "Fund," or together the "Funds," are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

    Effective March 15, 2005, the name of Hartford Bond HLS Fund was changed to Hartford Total Return Bond HLS Fund.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have no prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted U.S. accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except as noted below, equity securities are valued at the last sales price or official closing price reported on the principal securities exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

        Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

--------------------------------------------------------------------------------

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments will approximate market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other management investment companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,547,003) dated 12/30/05 with Bank of America, Deutsche Bank, Morgan Stanley and UBS Securities due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL        COLLATERAL
        BROKER                          RATE    PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America...............  4.30%   $  730,000    $  744,600    FHLMC                  4.50% - 5.50%     2020 - 2035
                                                                            FNMA                   4.50% - 5.00%            2035
        Deutsche Bank.................  4.27%       45,000        45,900    FHLMC                          5.00%            2035
                                                                            FNMA                   4.50% - 7.50%     2017 - 2035
        Deutsche Bank.................  3.40%       22,003        22,441    U.S. Treasury Bond            9.125%            2018
        Morgan Stanley................  4.27%      225,000       232,752    FHLMC                  4.50% - 7.00%     2032 - 2035
                                                                            FNMA                   5.00% - 5.50%     2033 - 2035
        UBS Securities................  4.33%      525,000       535,503    FHLMC                 3.50% - 12.00%     2006 - 2036
                                                                            FNMA                  4.00% - 13.25%     2006 - 2035
                                                ----------    ----------
                                                $1,547,003    $1,581,196
                                                ==========    ==========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

    The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $212,757
        Hartford Capital Appreciation HLS Fund......................   123,707
        Hartford Disciplined Equity HLS Fund........................    52,389
        Hartford Dividend and Growth HLS Fund.......................   153,606
        Hartford Equity Income HLS Fund.............................     5,442
        Hartford Focus HLS Fund.....................................     2,547
        Hartford Global Advisers HLS Fund...........................    26,172
        Hartford Global Communications HLS Fund.....................       825
        Hartford Global Financial HLS Fund..........................       364
        Hartford Global Health HLS Fund.............................     2,711
        Hartford Global Leaders HLS Fund............................    20,333
        Hartford Global Tech HLS Fund...............................       703
        Hartford Growth HLS Fund....................................     3,899
        Hartford Growth Opportunities HLS Fund......................    37,558
        Hartford International Capital Appreciation HLS Fund........    10,314
        Hartford International Small Company HLS Fund...............     7,613
        Hartford MidCap HLS Fund....................................   130,683
        Hartford MidCap Value HLS Fund..............................     6,645
        Hartford Small Company HLS Fund.............................    21,553
        Hartford SmallCap Growth HLS Fund...........................     5,820
        Hartford Stock HLS Fund.....................................    16,493
        Hartford Value HLS Fund.....................................     1,906
        Hartford Value Opportunities HLS Fund.......................     2,286

    Certain Funds, together with other management investment companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in joint repurchase agreements (totaling $1,045,665) dated 12/30/2005 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Warburg Securities, Inc. due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL        COLLATERAL
        BROKER                          RATE    PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ----------    ----------    ------------------    ---------------    ------------
        BNP Paribas...................  3.30%   $  350,000    $  357,003    U.S. Treasury Bond      5.25% - 9.00%    2016 - 2028
                                                                            U.S. Treasury Note    3.125% - 10.625%   2007 - 2015
                                                                            U.S. Treasury
                                                                            Bills                  2.25% - 2.375%           2006
        RBS Greenwich.................  3.40%      350,000       356,923    U.S. Treasury Bond             8.125%           2021
        UBS Warburg Securities,
          Inc. .......................  3.45%      345,665       352,351    U.S. Treasury Note     3.00% - 11.25%    2007 - 2015
                                                ----------    ----------
                                                $1,045,665    $1,066,277
                                                ==========    ==========

    The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford High Yield HLS Fund................................  $  8,482
        Hartford Index HLS Fund.....................................     3,686
        Hartford Mortgage Securities HLS Fund.......................     3,218
        Hartford Total Return Bond HLS Fund.........................   798,189
        Hartford U.S. Government Securities HLS Fund................    43,939

    In addition, Hartford Disciplined Equity HLS Fund and Hartford SmallCap Growth HLS Fund held repurchase agreements as collateral for securities out on loan.

    The Hartford Disciplined Equity HLS Fund had as collateral a $3,202 repurchase agreement dated 12/30/2005 with Lehman Brothers, Inc., 4.15% due 01/03/2006. This repurchase agreement is collateralized by FHLB 4.50% due 2007, with a market value of $3,266.

    The Hartford SmallCap Growth HLS Fund had as collateral a $4,467 repurchase agreement dated 12/30/2005 with Lehman Brothers, Inc., 4.15% due 01/03/2006. This repurchase agreement is collateralized by FHLB 4.50% due 2007, with a market value of $4,557.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005 there are no joint trading accounts.

--------------------------------------------------------------------------------

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involves elements of market and counterparty risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of investment securities purchased on the Statement of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. As listed below, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund and Hartford SmallCap Growth HLS Fund had written options activity for the year ended December 31, 2005.

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                            OPTION CONTRACTS ACTIVITY
                                                                              DURING THE YEAR ENDED
                                                                                DECEMBER 31, 2005
                                                                      --------------------------------------
                                                                      NUMBER OF     PREMIUM       REALIZED
        CALLS WRITTEN                                                 CONTRACTS     AMOUNTS     GAIN/(LOSS)
        -------------                                                 ----------    --------    ------------
        Beginning of the period.....................................      --        $    --        $   --
        Written.....................................................       5          2,948            --
        Expired.....................................................      (1)            --         1,310
        Closed......................................................      (2)        (1,456)         (637)
        Exercised...................................................      --             --            --
                                                                         ---        -------        ------
        End of the period...........................................       2        $ 1,492           673
                                                                         ===        =======        ======

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                             DURING THE YEAR ENDED
                                                                               DECEMBER 31, 2005
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        PUTS WRITTEN                                                  CONTRACTS    AMOUNTS    GAIN/(LOSS)
        ------------                                                  ---------    -------    -----------
        Beginning of the period.....................................       1        $  22        $  --
        Written.....................................................      17          371           --
        Expired.....................................................      (1)          --           --
        Closed......................................................     (16)        (364)          (1)
        Exercised...................................................      --           --           --
                                                                         ---        -----        -----
        End of the period...........................................       1        $  29        $  (1)
                                                                         ===        =====        =====

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                             DURING THE YEAR ENDED
                                                                               DECEMBER 31, 2005
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        CALLS WRITTEN                                                 CONTRACTS    AMOUNTS    GAIN/(LOSS)
        -------------                                                 ---------    -------    -----------
        Beginning of the period.....................................       2        $  22        $  --
        Written.....................................................       2           54           --
        Expired.....................................................      (1)          --           (5)
        Closed......................................................      (2)         (66)           2
        Exercised...................................................      --           --           --
                                                                         ---        -----        -----
        End of the period...........................................       1        $  10        $  (3)
                                                                         ===        =====        =====

                                                                       HARTFORD SMALLCAP GROWTH HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                               DURING THE PERIOD
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        CALLS WRITTEN                                                 CONTRACTS    AMOUNTS    GAIN/(LOSS)
        -------------                                                 ---------    -------    -----------
        Beginning of the period.....................................      --        $  --        $ --
        Written.....................................................       4          159          --
        Expired.....................................................      --           --          --
        Closed......................................................      (4)        (159)        138
        Exercised...................................................      --           --          --
                                                                         ---        -----        ----
        End of the period...........................................      --        $  --        $138
                                                                         ===        =====        ====

    g) Forward Contracts -- For the year ended December 31, 2005, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value Opportunities HLS Fund entered into forward contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Global Advisers enters into forward bond contracts to hedge against adverse fluctuations in exchange between currencies or as an alternative to futures in a foreign market.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments.

    i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash which is then invested in short-term money market instruments, or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    j) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                       FOR THE PERIOD ENDED               FOR THE PERIOD ENDED
                                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                              --------------------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      RETURN OF    ORDINARY      LONG-TERM
        FUND                                                   INCOME     CAPITAL GAINS     CAPITAL      INCOME     CAPITAL GAINS
        ----                                                  --------    -------------    ---------    --------    -------------
        Hartford Advisers HLS Fund..........................  $471,157     $  250,471      $138,672     $228,776       $    --
        Hartford Capital Appreciation HLS Fund..............   340,357      1,659,106            --       38,215            --
        Hartford Disciplined Equity HLS Fund................    14,155             --            --       10,421            --

--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD ENDED               FOR THE PERIOD ENDED
                                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                              --------------------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      RETURN OF    ORDINARY      LONG-TERM
        FUND                                                   INCOME     CAPITAL GAINS     CAPITAL      INCOME     CAPITAL GAINS
        ----                                                  --------    -------------    ---------    --------    -------------
        Hartford Dividend and Growth HLS Fund...............  $149,221     $  242,526      $     --     $ 75,534       $    --
        Hartford Equity Income HLS Fund.....................     4,870             --            --        1,051            --
        Hartford Focus HLS Fund.............................     2,083          2,526            --          203            --
        Hartford Global Advisers HLS Fund...................    14,813             --            --           62            --
        Hartford Global Communications HLS Fund.............     1,031             68            --           --            --
        Hartford Global Financial Services HLS Fund.........     1,163             36            --           --            --
        Hartford Global Health HLS Fund.....................     7,034         22,013            --        2,300        12,335
        Hartford Global Leaders HLS Fund....................     8,693             --            --        5,726            --
        Hartford Global Technology HLS Fund.................       286             --            --           --            --
        Hartford Growth HLS Fund............................     4,299         15,645            --        2,090           440
        Hartford Growth Opportunities HLS Fund..............     1,991         73,463            --           --            --
        Hartford High Yield HLS Fund........................    48,629             --            --       35,325            --
        Hartford Index HLS Fund.............................    37,778         63,847            --       28,096         6,030
        Hartford International Capital Appreciation HLS
          Fund..............................................    23,969          6,376            --        4,091            58
        Hartford International Opportunities HLS Fund.......        --             --            --        8,143            --
        Hartford International Small Company HLS Fund.......    27,716          8,311            --        1,200           544
        Hartford MidCap HLS Fund............................    56,232        332,889            --        5,618            --
        Hartford MidCap Value HLS Fund......................    48,142         62,300            --        9,486         7,327
        Hartford Money Market HLS Fund......................    45,001             --            --       15,755            --
        Hartford Mortgage Securities HLS Fund...............    26,865             --            --       35,588            --
        Hartford SmallCap Growth HLS Fund...................    12,859         43,245        12,838           --            --
        Hartford Stock HLS Fund.............................   102,907             --            --       67,303            --
        Hartford Total Return Bond HLS Fund.................   286,964         11,752            --      228,190         5,198
        Hartford U.S. Government Securities HLS Fund........    24,595             --            --       26,838            --
        Hartford Value HLS Fund.............................     7,062          3,935            --          725            --
        Hartford Value Opportunities HLS Fund...............    12,269          6,154            --          734            --

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                 TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       DISTRIBUTABLE
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION        EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**      (DEFICIT)
        ----                          -------------    -------------    -------------    ----------------    -------------
        Hartford Advisers HLS
          Fund......................    $     --         $     --         $      --         $  480,842        $  480,842
        Hartford Capital
          Appreciation HLS Fund.....     167,025          406,031                --          2,190,128         2,763,184
        Hartford Disciplined Equity
          HLS Fund..................         571               --           (64,485)           106,667            42,753
        Hartford Dividend and Growth
          HLS Fund..................       8,204           51,472                --            913,615           973,291
        Hartford Equity Income HLS
          Fund......................         239              787                --             14,982            16,008
        Hartford Focus HLS Fund.....       3,375            3,223                --              4,093            10,691
        Hartford Global Advisers HLS
          Fund......................       3,380            2,301                --             26,902            32,583
        Hartford Global
          Communications HLS Fund...         953            3,813                --              6,227            10,993
        Hartford Global Financial
          Services HLS Fund.........         512            1,044                --              7,684             9,240
        Hartford Global Health HLS
          Fund......................      18,263           17,689                --             61,022            96,974
        Hartford Global Leaders HLS
          Fund......................         845            9,831              (902)           127,243           137,017
        Hartford Global Technology
          HLS Fund..................          --               --           (63,543)            19,498           (44,045)
        Hartford Growth HLS Fund....       1,868              971                --             64,469            67,308
        Hartford Growth
          Opportunities HLS Fund....      20,148            9,448                --            182,575           212,171
        Hartford High Yield HLS
          Fund......................      52,961               --           (40,935)           (10,334)            1,692
        Hartford Index HLS Fund.....       1,340          120,876                --            205,829           328,045
        Hartford International
          Capital Appreciation HLS
          Fund......................       6,391            3,427                --             72,826            82,644
        Hartford International
          Opportunities HLS Fund....      16,705               --           (24,364)           175,577           167,918
        Hartford International Small
          Company HLS Fund..........       3,833              932                --             22,533            27,298
        Hartford MidCap HLS Fund....      21,235           56,065                --            530,510           607,810
        Hartford MidCap Value HLS
          Fund......................      41,798           99,547                --            177,523           318,868
        Hartford Mortgage Securities
          HLS Fund..................      29,968               --           (16,220)            (3,835)            9,913
        Hartford Small Company HLS
          Fund......................          --               --           (10,377)           247,831           237,454
        Hartford SmallCap Growth HLS
          Fund......................          --               --                --             99,883            99,883
        Hartford Stock HLS Fund.....         835               --          (251,338)           371,532           121,030
        Hartford Total Return Bond
          HLS Fund..................      15,213              549           (14,419)           (28,842)          (27,499)
        Hartford U.S. Government
          Securities HLS Fund.......      32,259               --           (20,444)            (9,730)            2,085

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                 TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       DISTRIBUTABLE
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION        EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**      (DEFICIT)
        ----                          -------------    -------------    -------------    ----------------    -------------
        Hartford Value HLS Fund.....    $    974         $  8,992                --         $   50,196        $   60,162
        Hartford Value Opportunities
          HLS Fund..................      20,838           14,679                --             50,807            86,324

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (j) (4).
        ** The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales losses, return of capital distributions received on certain investments, and the mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and accumulated net realized gains (losses) on a tax-basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                         ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON     PAID IN
        FUND                                                          INCOME (LOSS)      INVESTMENTS       CAPITAL
        ----                                                          --------------    --------------    ---------
        Hartford Advisers HLS Fund..................................     $(4,019)          $  4,027       $      (8)
        Hartford Capital Appreciation HLS Fund......................      (9,668)             9,724             (56)
        Hartford Disciplined Equity HLS Fund........................        (348)               349              (1)
        Hartford Dividend and Growth HLS Fund.......................        (664)               664              --
        Hartford Equity Income HLS Fund.............................         (21)                21              --
        Hartford Focus HLS Fund.....................................          (6)                 6              --
        Hartford Global Advisers HLS Fund...........................       2,628             (2,821)            193
        Hartford Global Communications HLS Fund.....................          (8)                 8              --
        Hartford Global Financial Services HLS Fund.................          (4)                 6              (2)
        Hartford Global Health HLS Fund.............................         132                (84)            (48)
        Hartford Global Leaders HLS Fund............................      (2,009)             2,004               5
        Hartford Global Technology HLS Fund.........................         694                 61            (755)
        Hartford Growth HLS Fund....................................         (76)                76              --
        Hartford Growth Opportunities HLS Fund......................      (1,376)             1,424             (48)
        Hartford High Yield HLS Fund................................          18                 31             (49)
        Hartford Index HLS Fund.....................................        (283)               283              --
        Hartford International Capital Appreciation HLS Fund........        (800)               816             (16)
        Hartford International Opportunities HLS Fund...............         452               (336)           (116)
        Hartford International Small Company HLS Fund...............       3,352             (3,354)              2
        Hartford MidCap HLS Fund....................................      (1,584)             1,585              (1)
        Hartford MidCap Value HLS Fund..............................        (320)             3,672          (3,352)
        Hartford Mortgage Securities HLS Fund.......................       2,093             (2,093)             --
        Hartford Small Company HLS Fund.............................       1,476                466          (1,942)
        Hartford SmallCap Growth HLS Fund...........................         (39)                40              (1)
        Hartford Stock HLS Fund.....................................      (1,102)             1,106              (4)
        Hartford Total Return Bond HLS Fund.........................      11,581            (11,581)             --
        Hartford U.S. Government Securities HLS Fund................       1,611             (1,609)             (2)
        Hartford Value HLS Fund.....................................         (49)                49              --
        Hartford Value Opportunities HLS Fund.......................         (53)                54              (1)

--------------------------------------------------------------------------------

    j)  (4) Capital Loss Carryforward:

        At December 31, 2005, the following Funds had capital loss carryforwards for U.S. federal tax purposes of approximately:

                                                                             YEAR OF EXPIRATION
                                           --------------------------------------------------------------------------------------
        FUND                                2006     2007     2008     2009      2010       2011      2012     2013      TOTAL
        ----                               ------   ------   ------   -------   -------   --------   ------   ------   ----------
        Hartford Disciplined Equity HLS
          Fund...........................  $   --   $   --   $7,330   $ 8,430   $27,548   $ 21,177   $   --   $   --   $   64,485
        Hartford Global Leaders HLS
          Fund...........................      --       --       --       532       370         --       --       --          902
        Hartford Global Technology HLS
          Fund...........................      --       --       --    11,047    52,496         --       --       --       63,543
        Hartford High Yield HLS Fund.....   9,320    5,209    3,479       875        --     20,078       --       --       38,961
        Hartford International
          Opportunities HLS Fund.........      --       --    1,870     3,847    18,647         --       --       --       24,364
        Hartford Mortgage Securities HLS
          Fund...........................      --       --       --        --        --         --    8,993    2,408       11,401
        Hartford Small Company HLS
          Fund...........................      --       --       --        --    10,377         --       --       --       10,377
        Hartford Stock HLS Fund..........      --       --       --       363       525    250,450       --       --      251,338
        Hartford U.S. Government
          Securities HLS Fund............      --    2,513    1,399        --        --         --    3,025   10,631       17,568

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, carryforwards may apply.

        For the fiscal year ended December 31, 2005 the following Funds have elected to defer losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                                                      CAPITAL LOSS    CURRENCY LOSS
        FUND                                                            DEFERRED        DEFERRED
        ----                                                          ------------    -------------
        Hartford High Yield HLS Fund................................    $ 1,974            $--
        Hartford Mortgage Securities HLS Fund.......................      4,819             --
        Hartford Total Return Bond HLS Fund.........................     14,419             --
        Hartford U.S. Government Securities HLS Fund................      2,876             --

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2006.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received by an insurance company or plan after the close of the NYSE, or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 j (3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

       ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2005, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed-delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2005, the Funds entered into outstanding when-issued or delayed-delivery securities as follows:

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Advisers HLS Fund...........................  $104,745
        Hartford Mortgage Securities HLS Fund.......................    48,995
        Hartford Total Return Bond HLS Fund.........................   670,829

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    p) Prepayment Risks -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. Debt securities purchased to replace a debt security may have lower yields than the yield on the debt security.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers:

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $2 billion...............................     0.200%
On next $3 billion................................     0.100%
On next $5 billion................................     0.080%
Over $10 billion..................................     0.070%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of the Management fees until October
    31, 2006.

                       HARTFORD MONEY MARKET HLS FUND AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $2 billion...............................     0.250%
On next $3 billion................................     0.200%
On next $5 billion................................     0.180%
Over $10 billion..................................     0.170%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.325%
On next $250 million..............................     0.300%
On next $500 million..............................     0.275%
Over $1 billion...................................     0.250%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $50 million..............................     0.500%
On next $4.95 billion.............................     0.450%
On next $5 billion................................     0.430%
Over $10 billion..................................     0.420%

--------------------------------------------------------------------------------

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                          HARTFORD MIDCAP HLS FUND AND
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.575%
On next $250 million..............................     0.525%
On next $500 million..............................     0.475%
Over $1 billion...................................     0.425%

                          HARTFORD FOCUS HLS FUND(2),
                  HARTFORD GLOBAL COMMUNICATIONS HLS FUND(3),
                HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND(3),
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.650%
On next $250 million..............................     0.600%
Over $500 million.................................     0.550%

(2) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of the management fees until October 31, 2006.
(3) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive 0.45% of the management fees. The management fee waiver may be discontinued at any time.

                      HARTFORD EQUITY INCOME HLS FUND(4),
                           HARTFORD GROWTH HLS FUND,
                       HARTFORD MIDCAP VALUE HLS FUND AND
                            HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.625%
On next $250 million..............................     0.575%
On next $500 million..............................     0.525%
Over $1 Billion...................................     0.475%

(4) HL Advisors has voluntarily agreed to waive 0.10% of the management fees until December 31, 2006.
                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                     HARTFORD SMALLCAP GROWTH HLS FUND AND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $100 million.............................     0.700%
Over $100 million.................................     0.600%

                         HARTFORD ADVISERS HLS FUND(5)

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.480%
On next $250 million..............................     0.455%
On next $500 million..............................     0.445%
Over $1 Billion...................................     0.395%

(5) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.43% to 0.40%.
                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.325%
On next $250 million..............................     0.300%
On next $500 million..............................     0.275%
On next $4 billion................................     0.250%
On next $5 billion................................     0.230%
Over $10 billion..................................     0.220%

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                        HARTFORD HIGH YIELD HLS FUND(6)

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.575%
On next $250 million..............................     0.525%
On next $500 million..............................     0.475%
On next $4 billion................................     0.425%
On next $5 billion................................     0.405%
Over $10 billion..................................     0.395%

(6) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of the management fees until October 31, 2006.

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20 of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, legal and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02 of each Fund's average daily net assets. Effective January 1, 2006 the rate was reduced to 0.015.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuers of such variable annuity products, the Funds' ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of

--------------------------------------------------------------------------------

        the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement the following amounts have been recorded, as Payment from Affiliate in the Statements of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth HLS Fund....................................  $  440
        Hartford Growth Opportunities HLS Fund......................   1,140
        Hartford High Yield HLS Fund................................   4,027
        Hartford MidCap HLS Fund....................................     513
        Hartford MidCap Value HLS Fund..............................     445
        Hartford Small Company HLS Fund.............................     972
        Hartford SmallCap Growth HLS Fund...........................   1,892

        These payments relate to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation. The reimbursements relate to transactions that occurred prior to December 31, 2005.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements, such rebates are used to pay a portion of the Funds' expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets excludes fees paid indirectly in the financial highlights. Had the fees paid indirectly been included, the annualized expense ratios for the year ended December 31, 2005, would have been as follows:

                                                                             FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                          ------------------------      ------------------------
                                                                            RATIO OF EXPENSES TO          RATIO OF EXPENSES TO
                                                                          AVERAGE NET ASSETS AFTER      AVERAGE NET ASSETS AFTER
                                                                           WAIVERS AND FEES PAID         WAIVERS AND FEES PAID
                                                                                 INDIRECTLY                    INDIRECTLY
                                                                          ------------------------      ------------------------
        FUND                                                              CLASS IA       CLASS IB       CLASS IA       CLASS IB
        ----                                                              ---------      ---------      ---------      ---------
        Hartford Advisers HLS Fund..................................        0.64%          0.89%          0.66%          0.91%
        Hartford Capital Appreciation HLS Fund......................        0.67           0.92           0.67           0.92
        Hartford Disciplined Equity HLS Fund........................        0.72           0.97           0.74           0.99
        Hartford Dividend and Growth HLS Fund.......................        0.66           0.91           0.67           0.92
        Hartford Equity Income Fund.................................        0.75           1.00           0.88           1.13
        Hartford Focus HLS Fund.....................................        0.89           1.14           0.86           1.11
        Hartford Global Advisers HLS Fund...........................        0.77           1.03           0.78           1.03
        Hartford Global Communications HLS Fund.....................        0.82           1.06           0.99           1.24
        Hartford Global Financial Services HLS Fund.................        0.80           1.05           0.94           1.19
        Hartford Global Health HLS Fund.............................        0.86           1.11           0.86           1.11
        Hartford Global Leaders HLS Fund............................        0.68           0.93           0.68           0.93
        Hartford Global Technology HLS Fund.........................        0.91           1.16           0.83           1.08
        Hartford Growth HLS Fund....................................        0.82           1.07           0.83           1.08
        Hartford Growth Opportunities HLS Fund......................        0.58           0.84           0.57           0.82
        Hartford High Yield HLS Fund................................        0.76           1.01           0.77           1.02
        Hartford Index HLS Fund.....................................        0.42           0.67           0.44           0.69
        Hartford International Capital Appreciation HLS Fund........        0.86           1.11           0.89           1.14
        Hartford International Opportunities HLS Fund...............        0.74           0.99           0.74           0.99
        Hartford International Small Company HLS Fund...............        0.97           1.22           1.01           1.26
        Hartford MidCap HLS Fund....................................        0.68           0.93           0.68           0.93
        Hartford MidCap Value HLS Fund..............................        0.78           1.03           0.78           1.03
        Hartford Money Market HLS Fund..............................        0.49           0.74           0.48           0.73
        Hartford Mortgage Securities HLS Fund.......................        0.49           0.74           0.49           0.74
        Hartford Small Company HLS Fund.............................        0.71           0.96           0.70           0.95
        Hartford SmallCap Growth HLS Fund...........................        0.62           0.87           0.63           0.88
        Hartford Stock HLS Fund.....................................        0.48           0.73           0.48           0.73
        Hartford Total Return Bond HLS Fund.........................        0.50           0.75           0.50           0.75
        Hartford U.S. Government Securities HLS Fund................        0.47           0.72           0.47           0.72
        Hartford Value HLS Fund.....................................        0.85           1.10           0.85           1.10
        Hartford Value Opportunities HLS Fund.......................        0.64           0.89           0.66           0.91

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2005, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                             COST OF             SALES
                                                            PURCHASES          PROCEEDS            COST OF             SALES
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR      PROCEEDS FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $ 8,339,555        $10,235,490         $532,299           $732,657
    Hartford Capital Appreciation HLS Fund.............     12,680,337         13,610,808               --                 --
    Hartford Disciplined Equity HLS Fund...............        912,430            653,968               --                 --
    Hartford Dividend and Growth HLS Fund..............      1,752,658          1,558,709               --                 --
    Hartford Equity Income HLS Fund....................        231,774             48,033               --                 --
    Hartford Focus HLS Fund............................        113,778            118,481               --                 --
    Hartford Global Advisers HLS Fund..................      1,801,947          1,826,852          389,631            322,678
    Hartford Global Communications HLS Fund............         18,178             22,928               --                 --
    Hartford Global Financial Services HLS Fund........          8,171             13,345               --                 --
    Hartford Global Health HLS Fund....................        187,868            231,867               --                 --
    Hartford Global Leaders HLS Fund...................      3,136,641          3,190,834               --                 --
    Hartford Global Technology HLS Fund................        162,452            186,848               --                 --
    Hartford Growth HLS Fund...........................        460,252            358,194               --                 --
    Hartford Growth Opportunities HLS Fund.............      1,474,934          1,395,013               --                 --
    Hartford High Yield HLS Fund.......................      1,005,394          1,050,800               --                 --
    Hartford Index HLS Fund............................         95,257            404,616               --                 --
    Hartford International Capital Appreciation HLS
      Fund.............................................      1,081,582            852,733               --                 --
    Hartford International Opportunities HLS Fund......      1,703,200          1,603,583               --                 --
    Hartford International Small Company HLS Fund......        300,662            191,585               --                 --
    Hartford MidCap HLS Fund...........................      1,698,236          1,813,101               --                 --
    Hartford MidCap Value HLS Fund.....................        552,214            758,312               --                 --
    Hartford Mortgage Securities HLS Fund..............        558,537            544,129          792,906            832,451
    Hartford Small Company HLS Fund....................      1,157,279          1,297,953               --                 --
    Hartford SmallCap Growth HLS Fund..................        830,339            633,952               --                 --
    Hartford Stock HLS Fund............................      5,256,260          6,439,886               --                 --
    Hartford Total Return Bond HLS Fund................      6,947,713          6,499,887        5,658,418          5,600,462
    Hartford U.S. Government Securities HLS Fund.......      1,380,949          1,213,475        1,600,728          1,638,212
    Hartford Value HLS Fund............................        112,953             91,336               --                 --
    Hartford Value Opportunities HLS Fund..............        404,428            239,076               --                 --

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2005, the Funds did not have any borrowings under this facility.

6.  FUND MERGER

    REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders of Hartford Multisector Bond HLS Fund approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

    Hartford Multisector Bond HLS Fund merged into Hartford Total Return Bond HLS Fund.

--------------------------------------------------------------------------------

    The merger were accomplished by tax free exchanges as detailed below:

    HARTFORD TOTAL RETURN BOND HLS FUND                            CLASS IA     CLASS IB
    -----------------------------------                           ----------    --------
    Net assets of Hartford Multisector Bond HLS Fund on April
      30, 2004..................................................  $   24,948    $     --
    Hartford Multisector Bond HLS Fund shares exchanged.........       2,422          --
    Hartford Total Return Bond HLS Fund shares issued...........       2,028          --
    Net assets of Hartford Total Return Bond HLS Fund
      immediately before the merger.............................  $2,339,844    $825,823
    Net assets of Hartford Total Return Bond HLS Fund
      immediately after the merger..............................  $2,364,792    $825,823

    The Hartford Multisector Bond HLS Fund had unrealized depreciation of $(49), accumulated net realized losses of $(1,170) and capital stock of $26,167 as of April 30, 2004:

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD ADVISERS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $23.04       $ 0.54       $  1.12        $(0.77)       $(1.04)      $(0.36)
 Class IB............    23.17         0.47          1.15         (0.69)        (1.04)       (0.36)
 For the Year Ended
   December 31, 2004
 Class IA............    22.67         0.51          0.33         (0.47)           --           --
 Class IB............    22.81         0.48          0.30         (0.42)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    19.59         0.42          3.18         (0.52)           --           --
 Class IB............    19.72         0.41          3.16         (0.48)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    23.44(5)      0.51(5)      (4.10)(5)     (0.26)(5)        --(5)        --
 Class IB............    23.60(5)      0.46(5)      (4.10)(5)     (0.24)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    26.65(5)      0.64(5)      (1.85)(5)     (0.73)(5)     (1.27)(5)       --
 Class IB............    26.63(5)      0.50(5)      (1.77)(5)     (0.49)(5)     (1.27)(5)       --
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    53.43         0.45          7.57         (0.52)        (7.94)          --
 Class IB............    53.18         0.25          7.59         (0.33)        (7.94)          --
 For the Year Ended
   December 31, 2004
 Class IA............    44.91         0.35          8.34         (0.17)           --           --
 Class IB............    44.76         0.27          8.26         (0.11)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    31.70         0.26         13.17         (0.22)           --           --
 Class IB............    31.63         0.19         13.10         (0.16)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    39.75(5)      0.15(5)      (8.01)(5)     (0.19)(5)        --(5)        --
 Class IB............    39.68(5)      0.12(5)      (8.03)(5)     (0.14)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    59.26(5)      0.21(5)      (3.36)(5)     (0.27)(5)    (16.09)(5)       --
 Class IB............    59.23(5)      0.06(5)      (3.29)(5)     (0.23)(5)    (16.09)(5)       --
HARTFORD DISCIPLINED
 EQUITY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    12.02         0.12          0.67         (0.15)           --           --
 Class IB............    11.93         0.08          0.68         (0.11)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    11.20         0.16          0.79         (0.13)           --           --
 Class IB............    11.14         0.14          0.76         (0.11)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............     8.80         0.07          2.45         (0.12)           --           --
 Class IB............     8.75         0.05          2.43         (0.09)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    11.72(5)      0.05(5)      (2.97)(5)        --(5)         --(5)        --
 Class IB............    11.67(5)      0.04(5)      (2.96)(5)        --(5)         --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    13.26(5)      0.06(5)      (1.10)(5)        --(5)      (0.50)(5)       --
 Class IB............    13.23(5)      0.05(5)      (1.11)(5)        --(5)      (0.50)(5)       --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $22.53        7.24%    $ 8,157,354      0.66%        0.65%        1.96%          89%
 Class IB............    22.70        6.97       1,366,216      0.91         0.90         1.72           89
 For the Year Ended
   December 31, 2004
 Class IA............    23.04        3.74       9,699,374      0.67         0.67         2.16           36
 Class IB............    23.17        3.48       1,462,319      0.92         0.92         1.91           36
 For the Year Ended
   December 31, 2003
 Class IA............    22.67       18.49      10,358,449      0.67         0.67         2.03           48
 Class IB............    22.81       18.20       1,263,641      0.92         0.92         1.78           48
 For the Year Ended
   December 31, 2002
 Class IA............    19.59(5)   (13.79)      9,249,397      0.67         0.67         2.29           47
 Class IB............    19.72(5)   (13.99)        672,078      0.92         0.90         2.07           47
 For the Year Ended
   December 31, 2001
 Class IA............    23.44(5)    (4.64)     11,836,564      0.66         0.66         2.51           34
 Class IB............    23.60(5)    (4.81)        521,205      0.91         0.84         2.33           34
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    52.99       15.55      11,317,561      0.70         0.70         0.78           97
 Class IB............    52.75       15.26       2,793,612      0.95         0.95         0.53           97
 For the Year Ended
   December 31, 2004
 Class IA............    53.43       19.36      10,751,945      0.70         0.70         0.77           89
 Class IB............    53.18       19.07       2,505,798      0.95         0.95         0.52           89
 For the Year Ended
   December 31, 2003
 Class IA............    44.91       42.38       8,912,749      0.69         0.69         0.77           94
 Class IB............    44.76       42.02       1,579,399      0.94         0.94         0.52           94
 For the Year Ended
   December 31, 2002
 Class IA............    31.70(5)   (19.70)      6,240,859      0.69         0.69         0.64           94
 Class IB............    31.63(5)   (19.88)        588,013      0.94         0.92         0.41           94
 For the Year Ended
   December 31, 2001
 Class IA............    39.75(5)    (6.94)      8,734,600      0.68         0.68         0.57           92
 Class IB............    39.68(5)    (7.10)        393,241      0.93         0.86         0.39           92
HARTFORD DISCIPLINED
 EQUITY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    12.66        6.58       1,019,703      0.74         0.74         1.07           58
 Class IB............    12.58        6.31         340,108      0.99         0.99         0.82           58
 For the Year Ended
   December 31, 2004
 Class IA............    12.02        8.41         770,938      0.75         0.75         1.53           62
 Class IB............    11.93        8.14         270,171      1.00         1.00         1.28           62
 For the Year Ended
   December 31, 2003
 Class IA............    11.20       28.82         685,888      0.78         0.78         0.89           73
 Class IB............    11.14       28.50         155,810      1.03         1.03         0.64           73
 For the Year Ended
   December 31, 2002
 Class IA............     8.80(5)   (24.65)        460,807      0.79         0.79         0.65           92
 Class IB............     8.75(5)   (24.85)         58,930      1.04         1.02         0.42           92
 For the Year Ended
   December 31, 2001
 Class IA............    11.72(5)    (8.02)        416,013      0.79         0.79         0.54           85
 Class IB............    11.67(5)    (8.18)         46,599      1.04         0.97         0.36           85

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $20.83       $ 0.36       $  0.87        $(0.40)       $(0.92)          --
 Class IB............    20.76         0.29          0.89         (0.34)        (0.92)          --
 For the Year Ended
   December 31, 2004
 Class IA............    18.77         0.32          2.01         (0.27)           --           --
 Class IB............    18.72         0.27          2.00         (0.23)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    15.09         0.24          3.79         (0.25)        (0.10)          --
 Class IB............    15.07         0.21          3.76         (0.22)        (0.10)          --
 For the Year Ended
   December 31, 2002
 Class IA............    18.80(5)      0.25(5)      (3.64)(5)     (0.23)(5)     (0.09)(5)       --
 Class IB............    18.79(5)      0.24(5)      (3.66)(5)     (0.21)(5)     (0.09)(5)       --
 For the Year Ended
   December 31, 2001
 Class IA............    21.24(5)      0.31(5)      (1.14)(5)     (0.30)(5)     (1.31)(5)       --
 Class IB............    21.24(5)      0.39(5)      (1.25)(5)     (0.28)(5)     (1.31)(5)       --
HARTFORD EQUITY
 INCOME FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.64         0.21          0.36         (0.20)           --           --
 Class IB............    11.62         0.17          0.36         (0.17)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    10.75         0.12          0.89         (0.12)           --           --
 Class IB............    10.74         0.10          0.88         (0.10)           --           --
 From inception
   October 31, 2003
   through December
   31, 2003
 Class IA............    10.00         0.02          0.75         (0.02)           --           --
 Class IB............    10.00         0.02          0.74         (0.02)           --           --
HARTFORD FOCUS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.18         0.10          0.87         (0.19)        (0.40)          --
 Class IB............    10.13         0.04          0.89         (0.13)        (0.40)          --
 For the Year Ended
   December 31, 2004
 Class IA............     9.90         0.10          0.21         (0.03)           --           --
 Class IB............     9.86         0.08          0.20         (0.01)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............     7.74         0.03          2.16         (0.03)           --           --
 Class IB............     7.71         0.02          2.15         (0.02)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    10.38(5)      0.03(5)      (2.66)(5)        --(5)      (0.01)(5)       --
 Class IB............    10.37(5)      0.02(5)      (2.67)(5)        --(5)      (0.01)(5)       --
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.00(5)      0.02(5)       0.38(5)      (0.02)(5)        --(5)        --
 Class IB............    10.00(5)      0.01(5)       0.37(5)      (0.01)(5)        --(5)        --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $20.74        5.96%    $ 4,978,773      0.67%        0.67%        1.70%          26%
 Class IB............    20.68        5.70       1,506,556      0.92         0.92         1.45           26
 For the Year Ended
   December 31, 2004
 Class IA............    20.83       12.42       4,719,663      0.68         0.68         1.73           27
 Class IB............    20.76       12.14       1,393,412      0.93         0.93         1.48           27
 For the Year Ended
   December 31, 2003
 Class IA............    18.77       26.80       3,927,415      0.69         0.69         1.61           31
 Class IB............    18.72       26.48         902,779      0.94         0.94         1.36           31
 For the Year Ended
   December 31, 2002
 Class IA............    15.09(5)   (14.23)      2,810,625      0.69         0.69         1.56           43
 Class IB............    15.07(5)   (14.42)        327,617      0.94         0.92         1.33           43
 For the Year Ended
   December 31, 2001
 Class IA............    18.80(5)    (4.04)      3,190,773      0.68         0.68         1.66           61
 Class IB............    18.79(5)    (4.21)        153,848      0.93         0.86         1.48           61
HARTFORD EQUITY
 INCOME FUND
 For the Year Ended
   December 31, 2005
 Class IA............    12.01        4.81         231,151      0.86         0.76         2.27           21
 Class IB............    11.98        4.56          79,417      1.11         1.01         2.03           21
 For the Year Ended
   December 31, 2004
 Class IA............    11.64        9.43          90,197      0.90         0.90         1.99           18
 Class IB............    11.62        9.16          24,876      1.15         1.15         1.74           18
 From inception
   October 31, 2003
   through December
   31, 2003
 Class IA............    10.75        7.65(2)        8,511      1.13(1)      1.13(1)      1.50(1)         2
 Class IB............    10.74        7.59(2)        1,609      1.38(1)      1.38(1)      1.25(1)         2
HARTFORD FOCUS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.56        9.88          52,679      0.92         0.91         0.77          136
 Class IB............    10.53        9.60          41,972      1.17         1.16         0.52          136
 For the Year Ended
   December 31, 2004
 Class IA............    10.18        3.16          49,519      0.90         0.90         1.06          111
 Class IB............    10.13        2.90          41,587      1.15         1.15         0.81          111
 For the Year Ended
   December 31, 2003
 Class IA............     9.90       28.37          49,891      0.90         0.90         0.40          129
 Class IB............     9.86       28.05          39,674      1.15         1.15         0.15          129
 For the Year Ended
   December 31, 2002
 Class IA............     7.74(5)   (24.59)         35,237      0.88         0.88         0.40          212
 Class IB............     7.71(5)   (24.76)         18,361      1.13         1.11         0.17          212
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.38(5)     3.94(2)       32,968      0.95(1)      0.95(1)      0.47(1)       113
 Class IB............    10.37(5)     3.83(2)        8,803      1.20(1)      1.13(1)      0.29(1)       113

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL
 ADVISERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $12.53       $ 0.21       $  0.20        $(0.46)       $   --           --
 Class IB............    12.44         0.23         (0.14)        (0.40)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    11.15         0.19          1.19            --            --           --
 Class IB............    11.09         0.14          1.21            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     9.16         0.12          1.95         (0.08)           --           --
 Class IB............     9.12         0.11          1.93         (0.07)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    10.07(5)     (0.50)(5)     (0.41)(5)        --(5)         --(5)        --
 Class IB............    10.05(5)     (0.41)(5)     (0.52)(5)        --(5)         --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    11.49(5)      0.23(5)      (0.94)(5)     (0.08)(5)     (0.63)(5)       --
 Class IB............    11.47(5)      0.44(5)      (1.16)(5)     (0.07)(5)     (0.63)(5)       --
HARTFORD GLOBAL
 COMMUNICATIONS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............     8.84         0.27          1.33         (0.37)        (0.02)          --
 Class IB............     8.79         0.23          1.35         (0.33)        (0.02)          --
 For the Year Ended
   December 31, 2004
 Class IA............     7.17         0.16          1.51            --            --           --
 Class IB............     7.15         0.15          1.49            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     4.47         0.01          2.69            --            --           --
 Class IB............     4.47         0.01          2.67            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............     6.37(5)      0.01(5)      (1.89)(5)     (0.02)(5)        --(5)        --
 Class IB............     6.37(5)      0.01(5)      (1.89)(5)     (0.02)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    10.00(5)      0.03(5)      (3.62)(5)     (0.04)(5)        --(5)        --
 Class IB............    10.00(5)      0.02(5)      (3.62)(5)     (0.03)(5)        --(5)        --
HARTFORD GLOBAL
 FINANCIAL SERVICES
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.85         0.21          0.89         (0.37)        (0.01)          --
 Class IB............    10.79         0.15          0.93         (0.31)        (0.01)          --
 For the Year Ended
   December 31, 2004
 Class IA............     9.65         0.18          1.02            --            --           --
 Class IB............     9.63         0.17          0.99            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     7.51         0.13          2.14         (0.13)           --           --
 Class IB............     7.50         0.11          2.13         (0.11)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............     9.37(5)      0.08(5)      (1.86)(5)     (0.08)(5)        --(5)        --
 Class IB............     9.36(5)      0.07(5)      (1.86)(5)     (0.07)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    10.00(5)      0.07(5)      (0.66)(5)     (0.04)(5)        --(5)        --
 Class IB............    10.00(5)      0.04(5)      (0.65)(5)     (0.03)(5)        --(5)        --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL
 ADVISERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $12.48        3.37%    $   332,169      0.83%        0.83%        1.59%         502%
 Class IB............    12.41        3.11          71,346      1.09         1.09         1.33          502
 For the Year Ended
   December 31, 2004
 Class IA............    12.53       12.38         362,757      0.84         0.84         1.27          511
 Class IB............    12.44       12.13          86,937      1.09         1.09         1.02          511
 For the Year Ended
   December 31, 2003
 Class IA............    11.15       22.26         312,492      0.84         0.84         1.26          452
 Class IB............    11.09       21.97          41,594      1.09         1.09         1.01          452
 For the Year Ended
   December 31, 2002
 Class IA............     9.16(5)    (8.95)        269,329      0.83         0.83         2.05          288
 Class IB............     9.12(5)    (9.15)         16,078      1.08         1.06         1.82          288
 For the Year Ended
   December 31, 2001
 Class IA............    10.07(5)    (6.25)        331,784      0.86         0.86         2.21          346
 Class IB............    10.05(5)    (6.42)         11,965      1.11         1.04         2.03          346
HARTFORD GLOBAL
 COMMUNICATIONS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.05       18.61          16,542      1.00         0.85         2.55           66
 Class IB............    10.02       18.32          12,412      1.25         1.09         2.26           66
 For the Year Ended
   December 31, 2004
 Class IA............     8.84       23.21          17,537      1.01         1.01         1.83           85
 Class IB............     8.79       22.90          12,119      1.26         1.26         1.58           85
 For the Year Ended
   December 31, 2003
 Class IA............     7.17       60.37          17,302      1.01         1.01         0.19           90
 Class IB............     7.15       59.97          10,288      1.26         1.26        (0.06)          90
 For the Year Ended
   December 31, 2002
 Class IA............     4.47(5)   (29.36)          8,177      1.01         1.01         0.66          100
 Class IB............     4.47(5)   (29.50)          2,707      1.26         1.24         0.43          100
 For the Year Ended
   December 31, 2001
 Class IA............     6.37(5)   (35.74)          7,679      0.92         0.92         0.38           95
 Class IB............     6.37(5)   (35.88)          1,584      1.17         1.10         0.20           95
HARTFORD GLOBAL
 FINANCIAL SERVICES
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.57       10.42          20,433      0.96         0.81         1.56           22
 Class IB............    11.55       10.14          18,131      1.21         1.06         1.31           22
 For the Year Ended
   December 31, 2004
 Class IA............    10.85       12.35          22,010      0.98         0.98         1.84           77
 Class IB............    10.79       12.07          19,773      1.23         1.23         1.59           77
 For the Year Ended
   December 31, 2003
 Class IA............     9.65       30.29          18,940      0.98         0.98         1.63          120
 Class IB............     9.63       29.96          16,056      1.23         1.23         1.38          120
 For the Year Ended
   December 31, 2002
 Class IA............     7.51(5)   (18.87)         15,486      1.15         1.15         1.11           80
 Class IB............     7.50(5)   (19.04)          6,477      1.40         1.38         0.88           80
 For the Year Ended
   December 31, 2001
 Class IA............     9.37(5)    (5.72)         14,216      0.93         0.93         1.04          119
 Class IB............     9.36(5)    (5.91)          3,392      1.18         1.11         0.86          119

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL
 HEALTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $16.92       $ 0.01       $  1.94        $(0.01)       $(1.20)          --
 Class IB............    16.78        (0.01)         1.90            --         (1.20)          --
 For the Year Ended
   December 31, 2004
 Class IA............    15.52           --          1.95         (0.01)        (0.54)          --
 Class IB............    15.43        (0.01)         1.90            --         (0.54)          --
 For the Year Ended
   December 31, 2003
 Class IA............    11.91         0.01          3.81         (0.01)        (0.20)          --
 Class IB............    11.85           --          3.78            --         (0.20)          --
 For the Year Ended
   December 31, 2002
 Class IA............    14.72(5)      0.01(5)      (2.79)(5)        --(5)      (0.03)(5)       --
 Class IB............    14.68(5)      0.01(5)      (2.81)(5)        --(5)      (0.03)(5)       --
 For the Year Ended
   December 31, 2001
 Class IA............    14.42(5)        --(5)       0.30(5)         --(5)         --(5)        --
 Class IB............    14.41(5)     (0.03)(5)      0.30(5)         --(5)         --(5)        --
HARTFORD GLOBAL
 LEADERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    18.41         0.14          0.33         (0.14)           --           --
 Class IB............    18.32         0.07          0.35         (0.08)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    15.53         0.12          2.85         (0.09)           --           --
 Class IB............    15.47         0.10          2.82         (0.07)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    11.50         0.07          4.02         (0.06)           --           --
 Class IB............    11.47         0.04          4.00         (0.04)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    14.43(5)      0.13(5)      (2.95)(5)     (0.11)(5)        --(5)        --
 Class IB............    14.40(5)      0.12(5)      (2.96)(5)     (0.09)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    17.59(5)      0.11(5)      (3.02)(5)     (0.08)(5)     (0.17)(5)       --
 Class IB............    17.57(5)      0.08(5)      (3.02)(5)     (0.06)(5)     (0.17)(5)       --
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     4.94        (0.02)         0.57         (0.01)           --           --
 Class IB............     4.90        (0.03)         0.56            --            --           --
 For the Year Ended
   December 31, 2004
 Class IA............     4.88           --          0.06            --            --           --
 Class IB............     4.84         0.01          0.05            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     3.02           --          1.86            --            --           --
 Class IB............     3.01           --          1.83            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............     4.92(5)     (0.05)(5)     (1.85)(5)        --(5)         --(5)        --
 Class IB............     4.90(5)     (0.04)(5)     (1.85)(5)        --(5)         --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............     6.37(5)     (0.02)(5)     (1.43)(5)        --(5)         --(5)        --
 Class IB............     6.36(5)     (0.02)(5)     (1.44)(5)        --(5)         --(5)        --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL
 HEALTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $17.66       12.43%    $   309,235      0.87%        0.87%        0.12%          46%
 Class IB............    17.47       12.15         123,593      1.12         1.12        (0.13)          46
 For the Year Ended
   December 31, 2004
 Class IA............    16.92       12.80         309,640      0.88         0.88         0.07           46
 Class IB............    16.78       12.52         125,592      1.13         1.13        (0.18)          46
 For the Year Ended
   December 31, 2003
 Class IA............    15.52       32.31         268,844      0.89         0.89         0.15           37
 Class IB............    15.43       31.98         103,592      1.14         1.14        (0.10)          37
 For the Year Ended
   December 31, 2002
 Class IA............    11.91(5)   (16.97)        172,037      0.90         0.90         0.10           60
 Class IB............    11.85(5)   (17.16)         48,470      1.15         1.13        (0.13)          60
 For the Year Ended
   December 31, 2001
 Class IA............    14.72(5)     2.04         202,131      0.89         0.89         0.06           62
 Class IB............    14.68(5)     1.86          35,781      1.14         1.07        (0.12)          62
HARTFORD GLOBAL
 LEADERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    18.74        2.59         935,539      0.77         0.77         0.74          262
 Class IB............    18.66        2.33         280,050      1.02         1.02         0.48          262
 For the Year Ended
   December 31, 2004
 Class IA............    18.41       19.19       1,004,850      0.78         0.78         0.83          255
 Class IB............    18.32       18.89         273,202      1.03         1.03         0.58          255
 For the Year Ended
   December 31, 2003
 Class IA............    15.53       35.57         728,049      0.80         0.80         0.54          292
 Class IB............    15.47       35.24         129,315      1.05         1.05         0.29          292
 For the Year Ended
   December 31, 2002
 Class IA............    11.50(5)   (19.51)        544,901      0.81         0.81         1.06          324
 Class IB............    11.47(5)   (19.70)         55,421      1.06         1.03         0.84          324
 For the Year Ended
   December 31, 2001
 Class IA............    14.43(5)   (16.58)        484,661      0.81         0.81         0.71          363
 Class IB............    14.40(5)   (16.73)         49,356      1.06         0.99         0.53          363
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     5.48       11.15         103,808      0.95         0.95        (0.41)         117
 Class IB............     5.43       10.88          44,554      1.20         1.20        (0.66)         117
 For the Year Ended
   December 31, 2004
 Class IA............     4.94        1.35         111,876      0.91         0.91         0.31          164
 Class IB............     4.90        1.10          46,112      1.16         1.16         0.06          164
 For the Year Ended
   December 31, 2003
 Class IA............     4.88       61.50         138,243      0.90         0.90        (0.55)         157
 Class IB............     4.84       61.10          44,432      1.15         1.15        (0.80)         157
 For the Year Ended
   December 31, 2002
 Class IA............     3.02(5)   (38.59)         54,596      0.91         0.91        (0.69)         155
 Class IB............     3.01(5)   (38.69)         13,609      1.16         1.13        (0.92)         155
 For the Year Ended
   December 31, 2001
 Class IA............     4.92(5)   (22.81)         86,074      0.89         0.89        (0.49)         240
 Class IB............     4.90(5)   (22.95)         16,712      1.14         1.07        (0.67)         240

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GROWTH HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $12.47       $ 0.02       $  0.53        $   --        $(0.48)          --
 Class IB............    12.38        (0.03)         0.55            --         (0.48)          --
 For the Year Ended
   December 31, 2004
 Class IA............    11.16         0.01          1.39            --         (0.09)          --
 Class IB............    11.11         0.01          1.35            --         (0.09)          --
 For the Year Ended
   December 31, 2003
 Class IA............     8.66        (0.01)         2.85            --         (0.34)          --
 Class IB............     8.64        (0.02)         2.83            --         (0.34)          --
 From inception April
   30, 2002 through
   December 31, 2002
 Class IA............    10.00           --         (1.34)           --            --           --
 Class IB............    10.00           --         (1.36)           --            --           --
HARTFORD GROWTH
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    27.63         0.12          4.36         (0.06)        (1.98)          --
 Class IB............    27.44         0.04          4.35            --         (1.98)          --
 For the Year Ended
   December 31, 2004
 Class IA............    23.57         0.05          4.01            --            --           --
 Class IB............    23.48         0.03          3.93            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............    16.40        (0.01)         7.18            --            --           --
 Class IB............    16.37        (0.01)         7.12            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............    22.66        (0.03)        (6.23)           --            --           --
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    21.16        (0.01)        (4.78)           --            --           --
 For the Year Ended
   December 31, 2001
 Class IA............    40.66           --         (9.21)           --         (8.79)          --
HARTFORD HIGH YIELD
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.26         0.79         (0.58)        (0.67)           --           --
 Class IB............    10.17         0.76         (0.59)        (0.64)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    10.06         0.58          0.12         (0.50)           --           --
 Class IB............     9.98         0.64          0.03         (0.48)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............     8.49         0.19          1.75         (0.37)           --           --
 Class IB............     8.44         0.28          1.63         (0.37)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............     9.64(5)      0.63(5)      (1.73)(5)     (0.05)(5)        --(5)        --
 Class IB............     9.61(5)      0.49(5)      (1.61)(5)     (0.05)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............     9.39(5)      0.78(5)      (0.52)(5)     (0.01)(5)        --(5)        --
 Class IB............     9.38(5)      0.84(5)      (0.60)(5)     (0.01)(5)        --(5)        --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD GROWTH HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $12.54        4.67%(7) $   345,558      0.84%        0.84%        0.02%          76%
 Class IB............    12.42        4.42(7)      206,105      1.09         1.09        (0.23)          76
 For the Year Ended
   December 31, 2004
 Class IA............    12.47       12.49         249,473      0.86         0.86         0.09           79
 Class IB............    12.38       12.21         170,895      1.11         1.11        (0.16)          79
 For the Year Ended
   December 31, 2003
 Class IA............    11.16       32.81         127,944      0.88         0.88        (0.20)         111
 Class IB............    11.11       32.48          90,188      1.13         1.13        (0.45)         111
 From inception April
   30, 2002 through
   December 31, 2002
 Class IA............     8.66      (13.43)(2)      13,452      0.99(1)      0.99(1)      0.01(1)        76
 Class IB............     8.64      (13.57)(2)       7,937      1.24(1)      1.24(1)     (0.25)(1)       76
HARTFORD GROWTH
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    30.07       16.31(8)    1,012,774      0.64         0.64         0.33          140
 Class IB............    29.85       16.02(8)      179,308      0.89         0.89         0.06          140
 For the Year Ended
   December 31, 2004
 Class IA............    27.63       17.18         848,674      0.63         0.63         0.23          137
 Class IB............    27.44       16.89         112,896      0.88         0.88        (0.03)         137
 For the Year Ended
   December 31, 2003
 Class IA............    23.57       43.79         696,900      0.64         0.64        (0.05)         145
 Class IB............    23.48       43.43          59,686      0.89         0.89        (0.30)         145
 For the Year Ended
   December 31, 2002
 Class IA............    16.40      (27.65)        478,045      0.66         0.66        (0.16)         189
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    16.37      (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)      189
 For the Year Ended
   December 31, 2001
 Class IA............    22.66      (22.85)        755,068      0.65         0.65        (0.01)         228
HARTFORD HIGH YIELD
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     9.80        2.13(9)      443,859      0.77         0.76         6.51          138
 Class IB............     9.70        1.85(9)      272,538      1.02         1.01         6.25          138
 For the Year Ended
   December 31, 2004
 Class IA............    10.26        7.40         518,881      0.77         0.77         6.31           92
 Class IB............    10.17        7.14         309,672      1.02         1.02         6.06           92
 For the Year Ended
   December 31, 2003
 Class IA............    10.06       23.18         481,315      0.78         0.78         7.00           44
 Class IB............     9.98       22.88         259,544      1.03         1.03         6.75           44
 For the Year Ended
   December 31, 2002
 Class IA............     8.49(5)    (6.89)        200,017      0.82         0.82         9.33           60
 Class IB............     8.44(5)    (7.14)         57,084      1.07         1.05         9.10           60
 For the Year Ended
   December 31, 2001
 Class IA............     9.64(5)     2.69         127,044      0.81         0.81         9.70           63
 Class IB............     9.61(5)     2.54          25,901      1.06         0.99         9.52           63

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.
(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.
(9) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes IA, and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.05 and $0.05 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD INDEX HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $32.17       $ 0.51       $  0.90        $(0.61)       $(1.00)          --
 Class IB............    32.02         0.40          0.93         (0.51)        (1.00)          --
 For the Year Ended
   December 31, 2004
 Class IA............    29.60         0.50          2.56         (0.39)        (0.10)          --
 Class IB............    29.49         0.44          2.53         (0.34)        (0.10)          --
 For the Year Ended
   December 31, 2003
 Class IA............    23.46         0.36          6.23         (0.37)        (0.08)          --
 Class IB............    23.39         0.31          6.19         (0.32)        (0.08)          --
 For the Year Ended
   December 31, 2002
 Class IA............    31.81(5)      0.32(5)      (8.29)(5)     (0.28)(5)     (0.10)(5)       --
 Class IB............    31.75(5)      0.28(5)      (8.30)(5)     (0.24)(5)     (0.10)(5)       --
 For the Year Ended
   December 31, 2001
 Class IA............    37.25(5)      0.31(5)      (4.87)(5)     (0.29)(5)     (0.59)(5)       --
 Class IB............    37.20(5)      0.30(5)      (4.91)(5)     (0.25)(5)     (0.59)(5)       --
HARTFORD
 INTERNATIONAL
 CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    12.45         0.11          0.60         (0.10)        (0.58)          --
 Class IB............    12.37         0.06          0.61         (0.06)        (0.58)          --
 For the Year Ended
   December 31, 2004
 Class IA............    10.20         0.05          2.44            --         (0.24)          --
 Class IB............    10.16         0.06          2.39            --         (0.24)          --
 For the Year Ended
   December 31, 2003
 Class IA............     7.09           --          3.61            --         (0.50)          --
 Class IB............     7.08           --          3.58            --         (0.50)          --
 For the Year Ended
   December 31, 2002
 Class IA............     8.59(5)      0.03(5)      (1.51)(5)     (0.02)(5)        --(5)        --
 Class IB............     8.59(5)      0.01(5)      (1.51)(5)     (0.01)(5)        --(5)        --
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)        --(5)        --
 Class IB............    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)        --(5)        --
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.86         0.14          1.59            --            --           --
 Class IB............    11.83         0.13          1.56            --            --           --
 For the Year Ended
   December 31, 2004
 Class IA............    10.11         0.10          1.73         (0.08)           --           --
 Class IB............    10.09         0.08          1.72         (0.06)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............     7.66         0.09          2.44         (0.08)           --           --
 Class IB............     7.66         0.07          2.43         (0.07)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............     9.53(5)      0.17(5)      (1.94)(5)     (0.10)(5)        --(5)        --
 Class IB............     9.51(5)      0.14(5)      (1.91)(5)     (0.08)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    13.64(5)      0.12(5)      (2.61)(5)     (0.01)(5)     (1.61)(5)       --
 Class IB............    13.65(5)      0.12(5)      (2.63)(5)     (0.02)(5)     (1.61)(5)       --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD INDEX HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $31.97        4.50%    $ 1,701,424      0.42%        0.42%        1.46%           5%
 Class IB............    31.84        4.24         263,579      0.67         0.67         1.21            5
 For the Year Ended
   December 31, 2004
 Class IA............    32.17       10.39       1,973,470      0.44         0.44         1.60            5
 Class IB............    32.02       10.12         252,959      0.69         0.69         1.35            5
 For the Year Ended
   December 31, 2003
 Class IA............    29.60       28.13       1,934,490      0.44         0.44         1.40            3
 Class IB............    29.49       27.81         195,900      0.69         0.69         1.15            3
 For the Year Ended
   December 31, 2002
 Class IA............    23.46(5)   (22.45)      1,553,260      0.44         0.44         1.18           15
 Class IB............    23.39(5)   (22.63)         68,832      0.69         0.67         0.95           15
 For the Year Ended
   December 31, 2001
 Class IA............    31.81(5)   (12.31)      1,976,361      0.43         0.43         0.91            5
 Class IB............    31.75(5)   (12.47)         46,056      0.68         0.61         0.73            5
HARTFORD
 INTERNATIONAL
 CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    12.48        6.16         370,555      0.93         0.93         1.05          179
 Class IB............    12.40        5.89         244,572      1.18         1.18         0.79          179
 For the Year Ended
   December 31, 2004
 Class IA............    12.45       24.72         208,703      0.97         0.97         0.86          215
 Class IB............    12.37       24.40         137,183      1.22         1.22         0.61          215
 For the Year Ended
   December 31, 2003
 Class IA............    10.20       51.02          67,147      1.01         1.01         0.23          244
 Class IB............    10.16       50.65          63,698      1.26         1.26        (0.02)         244
 For the Year Ended
   December 31, 2002
 Class IA............     7.09(5)   (17.21)         21,368      1.26         1.26         0.59          285
 Class IB............     7.08(5)   (17.40)         13,878      1.51         1.49         0.36          285
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............     8.59(5)   (13.98)(2)       9,969      1.00(1)      1.00(1)      0.42(1)       191
 Class IB............     8.59(5)   (14.08)(2)       5,075      1.25(1)      1.18(1)      0.24(1)       191
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    13.59       14.62       1,251,426      0.78         0.78         1.22          120
 Class IB............    13.52       14.33         319,626      1.03         1.03         0.97          120
 For the Year Ended
   December 31, 2004
 Class IA............    11.86       18.08       1,054,884      0.80         0.80         1.13          142
 Class IB............    11.83       17.79         247,752      1.05         1.05         0.88          142
 For the Year Ended
   December 31, 2003
 Class IA............    10.11       33.10         823,760      0.83         0.83         1.08          144
 Class IB............    10.09       32.76          76,246      1.08         1.08         0.83          144
 For the Year Ended
   December 31, 2002
 Class IA............     7.66(5)   (17.93)        646,903      0.81         0.81         1.23          161
 Class IB............     7.66(5)   (18.12)         26,641      1.06         1.04         1.00          161
 For the Year Ended
   December 31, 2001
 Class IA............     9.53(5)   (18.73)        941,934      0.81         0.81         1.10          144
 Class IB............     9.51(5)   (18.88)         22,277      1.06         0.99         0.92          144

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD
 INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $14.52       $ 0.11       $  2.44        $(0.38)       $(1.85)          --
 Class IB............    14.42         0.08          2.40         (0.34)        (1.85)          --
 For the Year Ended
   December 31, 2004
 Class IA............    12.62         0.16          1.96            --         (0.22)          --
 Class IB............    12.56         0.14          1.94            --         (0.22)          --
 For the Year Ended
   December 31, 2003
 Class IA............     8.89         0.09          4.68         (0.11)        (0.93)          --
 Class IB............     8.86         0.08          4.64         (0.09)        (0.93)          --
 For the Year Ended
   December 31, 2002
 Class IA............     9.39(5)      0.02(5)      (0.52)(5)        --(5)         --(5)        --
 Class IB............     9.38(5)      0.01(5)      (0.53)(5)        --(5)         --(5)        --
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.00(5)      0.05(5)      (0.64)(5)     (0.02)(5)        --(5)        --
 Class IB............    10.00(5)      0.03(5)      (0.64)(5)     (0.01)(5)        --(5)        --
HARTFORD MIDCAP HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    28.61         0.12          4.60         (0.12)        (4.48)          --
 Class IB............    28.42         0.02          4.59         (0.02)        (4.48)          --
 For the Year Ended
   December 31, 2004
 Class IA............    24.63         0.12          3.93         (0.07)           --           --
 Class IB............    24.50         0.08          3.87         (0.03)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    17.93         0.04          6.71         (0.05)           --           --
 Class IB............    17.84        (0.01)         6.67            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............    20.93(5)     (0.01)(5)     (2.99)(5)        --(5)         --(5)        --
 Class IB............    20.84(5)        --(5)      (3.00)(5)        --(5)         --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    24.67(5)      0.03(5)      (0.97)(5)        --(5)      (2.80)(5)       --
 Class IB............    24.62(5)        --(5)      (0.98)(5)        --(5)      (2.80)(5)       --
HARTFORD MIDCAP VALUE
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    14.16         0.07          1.23         (0.08)        (1.37)          --
 Class IB............    14.08        (0.01)         1.27         (0.01)        (1.37)          --
 For the Year Ended
   December 31, 2004
 Class IA............    12.37         0.03          1.96         (0.01)        (0.19)          --
 Class IB............    12.32         0.02          1.93            --         (0.19)          --
 For the Year Ended
   December 31, 2003
 Class IA............     8.63         0.01          3.73            --            --           --
 Class IB............     8.62         0.01          3.69            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............     9.95(5)      0.02(5)      (1.32)(5)     (0.02)(5)        --(5)        --
 Class IB............     9.94(5)      0.01(5)      (1.32)(5)     (0.01)(5)        --(5)        --
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.00(5)      0.01(5)      (0.05)(5)     (0.01)(5)        --(5)        --
 Class IB............    10.00(5)      0.01(5)      (0.06)(5)     (0.01)(5)        --(5)        --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD
 INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $14.84       18.60%    $   193,712      1.00%        1.00%        1.19%          95%
 Class IB............    14.71       18.30          92,157      1.25         1.25         0.97           95
 For the Year Ended
   December 31, 2004
 Class IA............    14.52       16.96          84,012      1.08         1.08         1.53          119
 Class IB............    14.42       16.67          54,750      1.33         1.33         1.28          119
 For the Year Ended
   December 31, 2003
 Class IA............    12.62       53.73          44,088      1.23         1.23         1.35          150
 Class IB............    12.56       53.35          22,704      1.48         1.48         1.10          150
 For the Year Ended
   December 31, 2002
 Class IA............     8.89(5)    (5.08)         16,722      1.71         1.71         0.23          183
 Class IB............     8.86(5)    (5.30)          5,130      1.96         1.96        (0.01)         183
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............     9.39(5)    (5.98)(2)       4,373      1.00(1)      1.00(1)      1.01(1)       168
 Class IB............     9.38(5)    (6.09)(2)         768      1.25(1)      1.18(1)      0.83(1)       168
HARTFORD MIDCAP HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    28.73       16.78(7)    2,529,805      0.70         0.70         0.39           70
 Class IB............    28.53       16.49(7)      254,833      0.95         0.95         0.14           70
 For the Year Ended
   December 31, 2004
 Class IA............    28.61       16.44       2,193,649      0.70         0.70         0.47           60
 Class IB............    28.42       16.15         221,727      0.95         0.95         0.22           60
 For the Year Ended
   December 31, 2003
 Class IA............    24.63       37.67       1,946,881      0.72         0.72         0.20           75
 Class IB............    24.50       37.33         179,439      0.97         0.97        (0.05)          75
 For the Year Ended
   December 31, 2002
 Class IA............    17.93(5)   (14.22)      1,340,265      0.72         0.72         0.09           90
 Class IB............    17.84(5)   (14.42)         89,336      0.97         0.94        (0.14)          90
 For the Year Ended
   December 31, 2001
 Class IA............    20.93(5)    (3.62)      1,765,315      0.70         0.70         0.12          117
 Class IB............    20.84(5)    (3.79)        117,396      0.95         0.88        (0.06)         117
HARTFORD MIDCAP VALUE
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    14.01        9.99(8)      721,631      0.79         0.79         0.35           49
 Class IB............    13.96        9.71(8)      391,264      1.04         1.04         0.10           49
 For the Year Ended
   December 31, 2004
 Class IA............    14.16       16.30         770,328      0.80         0.80         0.34           87
 Class IB............    14.08       16.01         435,812      1.05         1.05         0.09           87
 For the Year Ended
   December 31, 2003
 Class IA............    12.37       43.29         592,014      0.83         0.83         0.25           59
 Class IB............    12.32       42.93         318,093      1.08         1.08           --           59
 For the Year Ended
   December 31, 2002
 Class IA............     8.63(5)   (13.02)        275,556      0.88         0.88         0.36           42
 Class IB............     8.62(5)   (13.21)         98,964      1.13         1.12         0.12           42
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............     9.95(5)    (0.41)(2)      95,308      0.90(1)      0.90(1)      0.47(1)        32
 Class IB............     9.94(5)    (0.52)(2)      25,185      1.15(1)      1.08(1)      0.29(1)        32

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.76% and 16.47% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.
(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 9.95% and 9.67% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $ 1.00       $ 0.03       $    --        $(0.03)       $   --           --
 Class IB............     1.00         0.03            --         (0.03)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00           --            --            --            --           --
 Class IB............     1.00           --            --            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00         0.01            --         (0.01)           --           --
 Class IB............     1.00           --            --            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00         0.01            --         (0.01)           --           --
 Class IB............     1.00         0.01            --         (0.01)           --           --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00         0.04            --         (0.04)           --           --
 Class IB............     1.00         0.04            --         (0.04)           --           --
HARTFORD MORTGAGE
 SECURITIES HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.71         0.55         (0.28)        (0.48)           --           --
 Class IB............    11.61         0.53         (0.29)        (0.45)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    11.84         0.41          0.06         (0.58)        (0.02)          --
 Class IB............    11.75         0.45         (0.02)        (0.55)        (0.02)          --
 For the Year Ended
   December 31, 2003
 Class IA............    12.01         0.35         (0.08)        (0.38)        (0.06)          --
 Class IB............    11.94         0.38         (0.14)        (0.37)        (0.06)          --
 For the Year Ended
   December 31, 2002
 Class IA............    11.54(5)      0.37(5)       0.15(5)      (0.05)(5)        --(5)        --
 Class IB............    11.50(5)      0.31(5)       0.18(5)      (0.05)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    11.38(5)      0.49(5)       0.34(5)      (0.67)(5)        --(5)        --
 Class IB............    11.36(5)      0.50(5)       0.31(5)      (0.67)(5)        --(5)        --
HARTFORD SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    16.25        (0.02)         3.43            --            --           --
 Class IB............    16.06        (0.03)         3.35            --            --           --
 For the Year Ended
   December 31, 2004
 Class IA............    14.49        (0.07)         1.83            --            --           --
 Class IB............    14.35        (0.09)         1.80            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     9.29        (0.04)         5.24            --            --           --
 Class IB............     9.23        (0.04)         5.16            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............    13.32(5)     (0.08)(5)     (3.95)(5)        --(5)         --(5)        --
 Class IB............    13.26(5)     (0.06)(5)     (3.97)(5)        --(5)         --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    16.87(5)      0.01(5)      (2.53)(5)        --(5)      (1.03)(5)       --
 Class IB............    16.83(5)     (0.01)(5)     (2.53)(5)        --(5)      (1.03)(5)       --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $ 1.00        2.84%    $ 1,353,836      0.49%        0.49%        2.79%          --
 Class IB............     1.00        2.58         264,040      0.75         0.75         2.54           --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00        0.94       1,294,525      0.48         0.48         0.93           --
 Class IB............     1.00        0.69         252,808      0.73         0.73         0.68           --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00        0.75       1,609,439      0.49         0.49         0.75           --
 Class IB............     1.00        0.50         240,930      0.74         0.74         0.50           --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00        1.47       2,319,456      0.49         0.49         1.43           --
 Class IB............     1.00        1.24         261,914      0.74         0.72         1.20           --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00        3.87       1,867,520      0.48         0.48         3.58           --
 Class IB............     1.00        3.68         152,129      0.73         0.66         3.40           --
HARTFORD MORTGAGE
 SECURITIES HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.50        2.36         457,600      0.49         0.49         4.25          131%
 Class IB............    11.40        2.11         163,031      0.74         0.74         4.00          131
 For the Year Ended
   December 31, 2004
 Class IA............    11.71        4.12         521,171      0.49         0.49         3.29          100
 Class IB............    11.61        3.86         180,232      0.74         0.74         3.04          100
 For the Year Ended
   December 31, 2003
 Class IA............    11.84        2.29         587,833      0.49         0.49         2.84          111
 Class IB............    11.75        2.03         180,982      0.74         0.74         2.59          111
 For the Year Ended
   December 31, 2002
 Class IA............    12.01(5)     8.15         727,323      0.49         0.49         3.86          339
 Class IB............    11.94(5)     7.89         116,549      0.74         0.73         3.62          339
 For the Year Ended
   December 31, 2001
 Class IA............    11.54(5)     7.50         424,603      0.48         0.48         5.64          233
 Class IB............    11.50(5)     7.30          26,121      0.73         0.66         5.46          233
HARTFORD SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    19.66       21.01(7)    1,017,271      0.75         0.75        (0.08)         106
 Class IB............    19.38       20.71(7)      220,310      1.00         1.00        (0.34)         106
 For the Year Ended
   December 31, 2004
 Class IA............    16.25       12.18         904,912      0.75         0.75        (0.41)         141
 Class IB............    16.06       11.90         230,452      1.00         1.00        (0.66)         141
 For the Year Ended
   December 31, 2003
 Class IA............    14.49       55.87         851,283      0.76         0.76        (0.49)         171
 Class IB............    14.35       55.48         190,456      1.01         1.01        (0.74)         171
 For the Year Ended
   December 31, 2002
 Class IA............     9.29(5)   (30.23)        495,074      0.77         0.77        (0.30)         222
 Class IB............     9.23(5)   (30.39)         66,378      1.02         1.00        (0.53)         222
 For the Year Ended
   December 31, 2001
 Class IA............    13.32(5)   (14.92)        745,253      0.76         0.76         0.03          227
 Class IB............    13.26(5)   (15.07)         59,371      1.01         0.94        (0.15)         227

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 20.91% and 20.61% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.02 and $0.02 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD SMALLCAP
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $20.26       $ 0.09       $  2.13        $(0.08)       $(1.22)      $(0.30)
 Class IB............    20.21         0.02          2.15         (0.03)        (1.22)       (0.30)
 For the Year Ended
   December 31, 2004
 Class IA............    17.55         0.04          2.67            --            --           --
 Class IB............    17.55         0.03          2.63            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............    11.70           --          5.85            --            --           --
 Class IB............    11.73        (0.01)         5.83            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............    16.44        (0.02)        (4.72)           --            --           --
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    15.96        (0.01)        (4.22)           --            --           --
 For the Year Ended
   December 31, 2001
 Class IA............    23.73           --         (4.91)           --         (2.38)          --
HARTFORD STOCK HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    45.72         0.66          3.72         (0.89)           --           --
 Class IB............    45.59         0.51          3.74         (0.74)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    44.37         0.74          1.10         (0.49)           --           --
 Class IB............    44.29         0.64          1.08         (0.42)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    35.46         0.46          8.93         (0.48)           --           --
 Class IB............    35.42         0.38          8.88         (0.39)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    47.36(5)      0.43(5)     (11.94)(5)     (0.39)(5)        --(5)        --
 Class IB............    47.31(5)      0.38(5)     (11.95)(5)     (0.32)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    58.80(5)      0.41(5)      (7.42)(5)     (0.38)(5)     (4.05)(5)       --
 Class IB............    58.79(5)      0.46(5)      (7.57)(5)     (0.32)(5)     (4.05)(5)       --
HARTFORD TOTAL RETURN
 BOND HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.94         0.44         (0.14)        (0.88)        (0.09)          --
 Class IB............    11.86         0.43         (0.17)        (0.83)        (0.09)          --
 For the Year Ended
   December 31, 2004
 Class IA............    12.32         0.40          0.12         (0.58)        (0.32)          --
 Class IB............    12.25         0.45          0.04         (0.56)        (0.32)          --
 For the Year Ended
   December 31, 2003
 Class IA............    11.95         0.36          0.57         (0.50)        (0.06)          --
 Class IB............    11.90         0.40          0.50         (0.49)        (0.06)          --
 For the Year Ended
   December 31, 2002
 Class IA............    11.46(5)      0.56(5)      (0.01)(5)     (0.05)(5)     (0.01)(5)       --
 Class IB............    11.43(5)      0.46(5)       0.07(5)      (0.05)(5)     (0.01)(5)       --
 For the Year Ended
   December 31, 2001
 Class IA............    11.08(5)      0.46(5)       0.48(5)      (0.56)(5)        --(5)        --
 Class IB............    11.07(5)      0.41(5)       0.50(5)      (0.55)(5)        --(5)        --

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                       ------------------------------------------------------------------------------------------
                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                  EXPENSES     EXPENSES       NET
                       NET ASSET                   NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                     AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF     TOTAL             PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN            (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   ------          -----------   ----------   ----------   ----------   ---------
HARTFORD SMALLCAP
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $20.88      11.02%(7)      $   704,168      0.63%        0.63%        0.20%          77%
 Class IB............    20.83      10.78(7)           271,859      0.88         0.88        (0.05)          77
 For the Year Ended
   December 31, 2004
 Class IA............    20.26      15.43              503,717      0.64         0.64         0.27           88
 Class IB............    20.21      15.14              201,589      0.89         0.89         0.02           88
 For the Year Ended
   December 31, 2003
 Class IA............    17.55      50.06              346,380      0.66         0.66        (0.01)         101
 Class IB............    17.55      49.70               74,592      0.91         0.91        (0.26)         101
 For the Year Ended
   December 31, 2002
 Class IA............    11.70     (28.83)             184,062      0.69         0.69        (0.18)          99
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    11.73     (26.51)(2)            7,150      0.89(1)      0.89(1)     (0.13)(1)       99
 For the Year Ended
   December 31, 2001
 Class IA............    16.44     (20.18)             272,272      0.68         0.68        (0.02)         164
HARTFORD STOCK HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    49.21       9.62            4,787,612      0.50         0.50         1.21           91
 Class IB............    49.10       9.35              770,163      0.75         0.75         0.96           91
 For the Year Ended
   December 31, 2004
 Class IA............    45.72       4.17            5,657,942      0.49         0.49         1.61           30
 Class IB............    45.59       3.91              718,293      0.74         0.74         1.36           30
 For the Year Ended
   December 31, 2003
 Class IA............    44.37      26.47            6,014,675      0.49         0.49         1.18           37
 Class IB............    44.29      26.16              562,979      0.74         0.74         0.93           37
 For the Year Ended
   December 31, 2002
 Class IA............    35.46(5)  (24.25)           5,094,276      0.49         0.49         0.97           44
 Class IB............    35.42(5)  (24.42)             296,767      0.74         0.72         0.75           44
 For the Year Ended
   December 31, 2001
 Class IA............    47.36(5)  (12.23)           7,834,643      0.49         0.49         0.80           39
 Class IB............    47.31(5)  (12.39)             271,475      0.74         0.67         0.62           39
HARTFORD TOTAL RETURN
 BOND HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.27       2.45            2,745,115      0.50         0.50         4.09          339
 Class IB............    11.20       2.19            1,068,600      0.75         0.75         3.84          339
 For the Year Ended
   December 31, 2004
 Class IA............    11.94       4.62            2,507,019      0.50         0.50         3.72          164
 Class IB............    11.86       4.33              991,065      0.75         0.75         3.47          164
 For the Year Ended
   December 31, 2003
 Class IA............    12.32       7.85            2,332,343      0.50         0.50         3.74          215
 Class IB............    12.25       7.58              734,768      0.75         0.75         3.49          215
 For the Year Ended
   December 31, 2002
 Class IA............    11.95(5)   10.08            2,145,266      0.51         0.51         5.58          108
 Class IB............    11.90(5)    9.83              382,864      0.76         0.75         5.34          108
 For the Year Ended
   December 31, 2001
 Class IA............    11.46(5)    8.68            1,549,698      0.51         0.51         5.87          185
 Class IB............    11.43(5)    8.49              152,254      0.76         0.69         5.69          185

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.04 and $0.04 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD U.S.
 GOVERNMENT
 SECURITIES HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $11.24       $ 0.35       $ (0.17)       $(0.33)       $   --       $   --
 Class IB............    11.19         0.37         (0.22)        (0.31)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    11.43         0.29         (0.07)        (0.41)           --           --
 Class IB............    11.39         0.37         (0.18)        (0.39)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    11.36         0.31         (0.07)        (0.17)           --           --
 Class IB............    11.34         0.27         (0.05)        (0.17)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    10.79         0.22          0.89         (0.54)           --           --
 From inception April
   30, 2002 through
   December 31, 2002
 Class IB............    10.51         0.15          0.68            --            --           --
 For the Year Ended
   December 31, 2001
 Class IA............    10.59         0.50          0.28         (0.58)           --           --
HARTFORD VALUE HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    10.73         0.15          0.71         (0.27)        (0.14)          --
 Class IB............    10.67         0.10          0.73         (0.22)        (0.14)          --
 For the Year Ended
   December 31, 2004
 Class IA............     9.72         0.13          0.91         (0.03)           --           --
 Class IB............     9.69         0.12          0.89         (0.03)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............     7.61         0.10          2.08         (0.07)           --           --
 Class IB............     7.60         0.09          2.06         (0.06)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............     9.94(5)      0.08(5)      (2.33)(5)     (0.08)(5)        --(5)        --
 Class IB............     9.93(5)      0.07(5)      (2.33)(5)     (0.07)(5)        --(5)        --
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............    10.00(5)      0.03(5)      (0.02)(5)     (0.03)(5)     (0.04)(5)       --
 Class IB............    10.00(5)      0.02(5)      (0.03)(5)     (0.02)(5)     (0.04)(5)       --
HARTFORD VALUE
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    18.16         0.14          1.34         (0.26)        (0.45)          --
 Class IB............    18.06         0.09          1.33         (0.20)        (0.45)          --
 For the Year Ended
   December 31, 2004
 Class IA............    15.33         0.13          2.75         (0.05)           --           --
 Class IB............    15.27         0.11          2.72         (0.04)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    10.86         0.06          4.48         (0.07)           --           --
 Class IB............    10.84         0.08          4.41         (0.06)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    14.83         0.07         (3.68)        (0.09)        (0.27)          --
 From inception April
   30, 2002 through
   December 31, 2002
 Class IB............    13.51         0.02         (2.69)           --            --           --
 For the Year Ended
   December 31, 2001
 Class IA............    17.38         0.08         (0.48)        (0.11)        (2.04)          --

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                       ------------------------------------------------------------------------------------------
                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                  EXPENSES     EXPENSES       NET
                       NET ASSET                   NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                     AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF     TOTAL             PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN            (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   ------          -----------   ----------   ----------   ----------   ---------
HARTFORD U.S.
 GOVERNMENT
 SECURITIES HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $11.09       1.55%         $   591,007      0.47%        0.47%        3.60%         338%
 Class IB............    11.03       1.30              323,920      0.72         0.72         3.34          338
 For the Year Ended
   December 31, 2004
 Class IA............    11.24       2.07              523,819      0.47         0.47         3.08          247
 Class IB............    11.19       1.82              294,711      0.72         0.72         2.83          247
 For the Year Ended
   December 31, 2003
 Class IA............    11.43       2.15              514,243      0.47         0.47         2.74          191
 Class IB............    11.39       1.89              239,023      0.72         0.72         2.49          191
 For the Year Ended
   December 31, 2002
 Class IA............    11.36      10.73              590,626      0.49         0.49         3.47          283
 From inception April
   30, 2002 through
   December 31, 2002
 Class IB............    11.34       7.96(2)           100,867      0.74(1)      0.74(1)      5.13(1)       283
 For the Year Ended
   December 31, 2001
 Class IA............    10.79       7.50              174,333      0.51         0.51         5.55          155
HARTFORD VALUE HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.18       8.13              193,655      0.86         0.86         1.42           30
 Class IB............    11.14       7.86              129,771      1.11         1.11         1.17           30
 For the Year Ended
   December 31, 2004
 Class IA............    10.73      10.71              162,644      0.87         0.87         1.36           45
 Class IB............    10.67      10.43              120,227      1.12         1.12         1.11           45
 For the Year Ended
   December 31, 2003
 Class IA............     9.72      28.60              155,085      0.87         0.87         1.53           40
 Class IB............     9.69      28.28               99,825      1.12         1.12         1.28           40
 For the Year Ended
   December 31, 2002
 Class IA............     7.61(5)  (22.64)              69,388      0.89         0.89         1.30           37
 Class IB............     7.60(5)  (22.81)              34,006      1.14         1.12         1.07           37
 From inception April
   30, 2001 through
   December 31, 2001
 Class IA............     9.94(5)    0.06(2)            40,759      0.90(1)      0.90(1)      1.02(1)        16
 Class IB............     9.93(5)   (0.06)(2)           11,952      1.15(1)      1.08(1)      0.84(1)        16
HARTFORD VALUE
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    18.93       8.32              390,113      0.65         0.65         1.05           52
 Class IB............    18.83       8.05              151,960      0.90         0.90         0.79           52
 For the Year Ended
   December 31, 2004
 Class IA............    18.16      18.87              259,593      0.67         0.67         1.10           80
 Class IB............    18.06      18.58               81,772      0.92         0.92         0.85           80
 For the Year Ended
   December 31, 2003
 Class IA............    15.33      41.87              156,879      0.71         0.71         0.62           48
 Class IB............    15.27      41.52               32,572      0.96         0.96         0.37           48
 For the Year Ended
   December 31, 2002
 Class IA............    10.86     (24.95)              88,793      0.73         0.73         0.60           67
 From inception April
   30, 2002 through
   December 31, 2002
 Class IB............    10.84     (19.74)(2)            3,160      0.91(1)      0.91(1)      1.06(1)        67
 For the Year Ended
   December 31, 2001
 Class IA............    14.83      (2.55)             130,567      0.73         0.73         0.68          147

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund (twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund (four of the ten portfolios constituting the Hartford Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 10, 2006

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,061.97             $3.33
  Class IB...........    $1,000.00         $1,059.41             $4.62
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,163.62             $3.76
  Class IB...........    $1,000.00         $1,160.86             $5.12
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,049.72             $3.77
  Class IB...........    $1,000.00         $1,047.16             $5.06
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,064.12             $3.49
  Class IB...........    $1,000.00         $1,061.46             $4.78
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,039.87             $3.91
  Class IB...........    $1,000.00         $1,037.36             $5.14

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.73             $3.52            0.69%       184         365
  Class IB...........    $1,000.00         $1,020.47             $4.79            0.94%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%       184         365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%       184         365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,021.37             $3.87            0.76%       184         365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,098.26             $4.87
  Class IB...........    $1,000.00         $1,095.60             $6.18
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,057.47             $4.36
  Class IB...........    $1,000.00         $1,054.91             $5.65
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........    $1,000.00         $1,168.97             $3.94
  Class IB...........    $1,000.00         $1,166.31             $5.30
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........    $1,000.00         $1,120.27             $3.63
  Class IB...........    $1,000.00         $1,117.61             $4.96
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........    $1,000.00         $1,134.41             $4.68
  Class IB...........    $1,000.00         $1,131.75             $6.02
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,099.52             $4.07
  Class IB...........    $1,000.00         $1,096.86             $5.39
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........    $1,000.00         $1,143.11             $5.24
  Class IB...........    $1,000.00         $1,140.45             $6.58
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,059.17             $4.36
  Class IB...........    $1,000.00         $1,056.71             $5.65
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,145.42             $3.41
  Class IB...........    $1,000.00         $1,142.66             $4.75
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,014.57             $3.86
  Class IB...........    $1,000.00         $1,011.81             $5.12
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,053.68             $2.07
  Class IB...........    $1,000.00         $1,051.12             $3.36
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,140.91             $5.02
  Class IB...........    $1,000.00         $1,138.25             $6.36
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,148.37             $4.22
  Class IB...........    $1,000.00         $1,145.71             $5.57
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,152.31             $5.37
  Class IB...........    $1,000.00         $1,149.60             $6.77
HARTFORD MIDCAP HLS
  FUND
  Class IA...........    $1,000.00         $1,107.22             $3.66
  Class IB...........    $1,000.00         $1,104.56             $4.99
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........    $1,000.00         $1,079.32             $4.14
  Class IB...........    $1,000.00         $1,076.66             $5.44
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,014.38             $2.54
  Class IB...........    $1,000.00         $1,011.82             $3.80
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00       1,$000.00.98            $2.42
  Class IB...........    $1,000.00         $  998.42             $3.68
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,157.87             $4.02
  Class IB...........    $1,000.00         $1,155.11             $5.38
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,079.82             $3.30
  Class IB...........    $1,000.00         $1,077.16             $4.61

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
  Class IB...........    $1,000.00         $1,019.31             $5.96            1.17%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%       184         365
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........    $1,000.00         $1,021.58             $3.67            0.72%       184         365
  Class IB...........    $1,000.00         $1,020.32             $4.94            0.97%       184         365
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........    $1,000.00         $1,021.78             $3.47            0.68%       184         365
  Class IB...........    $1,000.00         $1,020.52             $4.74            0.93%       184         365
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........    $1,000.00         $1,020.82             $4.43            0.87%       184         365
  Class IB...........    $1,000.00         $1,019.56             $5.70            1.12%       184         365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.32             $3.92            0.77%       184         365
  Class IB...........    $1,000.00         $1,020.06             $5.19            1.02%       184         365
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........    $1,000.00         $1,020.32             $4.94            0.97%       184         365
  Class IB...........    $1,000.00         $1,019.06             $6.21            1.22%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,021.37             $3.87            0.76%       184         365
  Class IB...........    $1,000.00         $1,020.11             $5.14            1.01%       184         365
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,023.19             $2.04            0.40%       184         365
  Class IB...........    $1,000.00         $1,021.93             $3.31            0.65%       184         365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,020.52             $4.74            0.93%       184         365
  Class IB...........    $1,000.00         $1,019.26             $6.01            1.18%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.27             $3.97            0.78%       184         365
  Class IB...........    $1,000.00         $1,020.01             $5.24            1.03%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,020.21             $5.04            0.99%       184         365
  Class IB...........    $1,000.00         $1,018.90             $6.36            1.25%       184         365
HARTFORD MIDCAP HLS
  FUND
  Class IA...........    $1,000.00         $1,021.73             $3.52            0.69%       184         365
  Class IB...........    $1,000.00         $1,020.47             $4.79            0.94%       184         365
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........    $1,000.00         $1,021.22             $4.02            0.79%       184         365
  Class IB...........    $1,000.00         $1,019.96             $5.30            1.04%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%       184         365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
  Class IB...........    $1,000.00         $1,020.21             $5.04            0.99%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,097.08             $2.64
  Class IB...........    $1,000.00         $1,094.42             $3.96
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $  996.93             $2.47
  Class IB...........    $1,000.00         $  994.47             $3.72
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $  998.58             $2.32
  Class IB...........    $1,000.00         $  996.02             $3.57
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,061.16             $4.47
  Class IB...........    $1,000.00         $1,058.50             $5.76
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,062.57             $3.33
  Class IB...........    $1,000.00         $1,060.01             $4.62

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%       184         365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.89             $2.35            0.46%       184         365
  Class IB...........    $1,000.00         $1,021.63             $3.62            0.71%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,020.87             $4.38            0.86%       184         365
  Class IB...........    $1,000.00         $1,019.61             $5.65            1.11%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to Elect the Following Individuals as Directors:

                                                             HARTFORD SERIES FUND, INC.        HARTFORD HLS SERIES FUND II, INC.
                                                         -----------------------------------   ----------------------------------
NOMINEE                                                         FOR             WITHHOLD             FOR             WITHHOLD
-------                                                  -----------------   ---------------   ----------------   ---------------
Lynn S. Birdsong.......................................  3,468,584,222.661   233,611,555.369   201,282,529.631    11,074,001.849
Robert M. Gavin, Jr. ..................................  3,463,012,357.243   239,183,420.787   201,153,852.994    11,202,678.486
Duane E. Hill..........................................  3,465,430,237.531   236,765,540.499   201,330,920.885    11,025,610.595
Sandra S. Jaffee.......................................  3,467,809,726.812   234,386,051.218   201,257,697.537    11,098,833.943
William P. Johnston....................................  3,467,974,649.135   234,221,128.895   201,224,056.100    11,132,475.380
Phillip O. Peterson....................................  3,466,304,390.370   235,891,387.660   201,363,823.041    10,992,708.439
Thomas M. Marra........................................  3,467,927,386.080   234,268,391.950   201,340,103.218    11,016,428.262
Lowndes A. Smith.......................................  3,472,200,144.990   229,995,633.040   201,394,516.040    10,962,015.440
David M. Znamierowski..................................  3,462,388,716.114   239,807,061.916   201,169,334.091    11,187,197.389

2. Proposal to Permit the Investment Adviser to Select and Contract with Unaffiliated Sub-Advisers without Shareholder Approval:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    371,545,541.234    29,621,399.199   21,219,890.724
Hartford Capital Appreciation HLS Fund......................    199,645,038.470    15,807,493.427   10,257,395.024
Hartford Disciplined Equity HLS Fund........................     84,480,618.135     5,146,257.268    4,628,066.190
Hartford Dividend and Growth HLS Fund.......................    260,709,366.819    18,447,688.684   14,033,998.863
Hartford Equity Income HLS Fund.............................     19,378,034.855     1,169,653.025    1,262,160.082
Hartford Focus HLS Fund.....................................      7,362,005.081       484,202.640      317,852.722
Hartford Global Advisers HLS Fund...........................     29,542,875.333     2,134,334.480    1,748,889.216
Hartford Global Communications HLS Fund.....................      2,620,927.357       228,936.207      125,112.661
Hartford Global Financial Services HLS Fund.................      3,162,701.096       159,359.496      193,334.078
Hartford Global Health HLS Fund.............................     18,557,965.864     1,449,403.665    1,221,128.273
Hartford Global Leaders HLS Fund............................     58,238,734.130     4,497,327.732    2,910,296.802
Hartford Global Technology HLS Fund.........................     20,466,239.436     1,753,092.968    1,131,484.400
Hartford Growth HLS Fund....................................     36,352,725.226     1,943,361.554    1,792,791.860
Hartford High Yield HLS Fund................................     62,766,955.742     3,950,913.964    3,835,296.804
Hartford Index HLS Fund.....................................     51,563,784.096     4,478,671.634    2,907,002.480
Hartford International Capital Appreciation HLS Fund........     38,800,255.091     2,658,990.075    2,232,309.257
Hartford International Opportunities HLS Fund...............     96,176,499.659     7,279,101.698    5,255,710.603
Hartford International Small Company HLS Fund...............     11,724,290.450       919,237.147      646,519.591
Hartford MidCap HLS Fund....................................     49,798,448.503     3,997,531.939    2,191,833.819
Hartford MidCap Value HLS Fund..............................     69,122,630.899     4,917,232.188    3,474,348.705
Hartford Money Market HLS Fund..............................  1,148,269,118.502   239,886,049.161   85,032,372.446
Hartford Mortgage Securities HLS Fund.......................     48,784,346.918     3,630,829.838    2,557,923.831
Hartford Small Company HLS Fund.............................     49,078,660.916     6,337,150.986    2,479,074.496
Hartford Stock HLS Fund.....................................    104,528,982.374     7,527,546.788    5,478,610.445
Hartford Total Return Bond HLS Fund.........................    248,368,027.776    24,138,663.956   13,721,002.505
Hartford Value HLS Fund.....................................     24,893,233.608     1,640,872.752    1,398,062.112

--------------------------------------------------------------------------------

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    380,311,882.845    17,311,733.975   24,763,214.337
Hartford Capital Appreciation HLS Fund......................    204,443,711.525     9,785,155.519   11,481,059.877
Hartford Disciplined Equity HLS Fund........................     85,956,014.547     3,182,103.422    5,116,823.624
Hartford Dividend and Growth HLS Fund.......................    265,979,555.422    11,127,001.711   16,084,497.233
Hartford Equity Income HLS Fund.............................     19,577,974.089       849,644.721    1,382,229.152
Hartford Focus HLS Fund.....................................      7,460,508.032       367,323.175      336,229.236
Hartford Global Advisers HLS Fund...........................     30,069,750.109     1,290,362.263    2,065,986.657
Hartford Global Leaders HLS Fund............................     59,479,943.242     2,721,073.470    3,445,341.952
Hartford Growth HLS Fund....................................     36,824,640.314     1,299,133.307    1,965,105.019
Hartford Growth Opportunities HLS Fund......................     32,486,845.893     1,399,286.309    1,739,167.851
Hartford High Yield HLS Fund................................     63,889,352.745     2,501,761.662    4,162,052.103
Hartford Index HLS Fund.....................................     53,064,110.874     2,704,806.944    3,180,540.392
Hartford International Capital Appreciation HLS Fund........     39,556,034.325     1,742,779.843    2,392,740.255
Hartford International Opportunities HLS Fund...............     98,793,634.905     4,123,330.349    5,794,346.706
Hartford International Small Company HLS Fund...............     11,959,685.396       631,921.154      698,440.638
Hartford MidCap HLS Fund....................................     50,849,747.113     2,558,563.909    2,579,503.239
Hartford MidCap Value HLS Fund..............................     70,350,599.196     3,298,691.212    3,864,921.384
Hartford Money Market HLS Fund..............................  1,196,514,723.367   180,196,190.433   96,476,626.309
Hartford Mortgage Securities HLS Fund.......................     49,600,767.047     2,544,677.347    2,827,656.193
Hartford Small Company HLS Fund.............................     52,609,303.183     2,378,695.877    2,906,887.338
Hartford SmallCap Growth HLS Fund...........................     34,570,234.750     1,355,799.146    1,854,454.896
Hartford Stock HLS Fund.....................................    106,680,686.827     4,596,991.559    6,257,461.221
Hartford Total Return Bond HLS Fund.........................    253,722,574.627    17,435,929.755   15,069,189.855
Hartford U.S. Government Securities HLS Fund................     64,753,411.722     8,103,043.933    3,998,924.966
Hartford Value HLS Fund.....................................     25,467,744.377       887,152.233    1,577,271.862
Hartford Value Opportunities HLS Fund.......................     23,572,350.268     1,079,199.851    1,202,136.135

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Funds' investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreements between HL Advisors and such Funds' sub-advisers ("sub-advisers") -- Wellington Management Company, LLP ("Wellington") or Hartford Investment Management Company ("Hartford Investment Management") (collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and each sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each of the Funds and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by HL Advisors, the sub-advisers, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to each of the Funds. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Funds at the June and August meetings, and dealt with each Fund separately. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Funds, and Wellington and Hartford Investment Management as sub-advisers, was in the best interests of each Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and HL Advisors' and each sub-adviser's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and each sub-adviser, and the adequacy of the time and attention devoted by

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

them to the Funds. The Board considered HL Advisors' and each sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and their investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and each sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and each sub-adviser's compliance policies and procedures, their compliance history, and reports from the Funds' Chief Compliance Officer on HL Advisors' and each sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-advisers' support of the Funds' compliance control structure, particularly the resources devoted by HL Advisors and the sub-advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of the services provided to the Funds, including HL Advisors' management and monitoring of the Funds' sub-advisers, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel (including each sub-adviser's ability to attract and retain qualified investment professionals), each sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources,performance record, and trade execution capabilities and experience, with attention to the quality of each sub-adviser's communications with the Board, and each sub-adviser's responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

PERFORMANCE OF THE FUNDS, HL ADVISORS, AND THE SUB-ADVISERS

The Board considered the investment performance of each of the Funds. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-advisers and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-advisers' analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

With respect to certain specific Funds, the Board considered actions HL Advisors and the relevant sub-adviser had taken to address performance. As of May 1, 2005, Wellington had replaced the portfolio management team for the Advisers HLS Fund, the Focus HLS Fund, and the Stock HLS Fund. As of September 1, 2005, Hartford Investment Management would replace the portfolio management team for the High Yield HLS Fund. Information presented to the Board concerning these changes demonstrated the strong capabilities and track record of the new portfolio management team as well as Wellington's and Hartford Investment Management's commitment to dedicate attention and resources to the Funds.

Based on these considerations, the Board concluded with respect to each of the Funds that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors and the sub-advisers are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

The Funds disclose more information about their performance in the Manager Discussions and Financial Highlights sections of this Report and in the Funds' prospectus.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISERS

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and as to profits expected from the management of each Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-advisers and their affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. With respect to those Funds which are sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates have subsidized certain of the Funds fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Funds on a pre-tax basis without regard to distribution expenses.

The Board also requested and received information relating to the operations and profitability of Wellington. In evaluating Wellington's profitability with respect to the Funds, the Board considered primarily HL Advisors' and Wellington's representations that HL Advisors had negotiated Wellington's subadvisory fees at arm's length. In addition, the Board considered representations from Wellington to the effect that the fees that HL Advisors would pay to it were comparable to fees charged by Wellington to similar clients. The Board also considered Wellington's use of "soft dollars" in connection with allocation of the Funds' brokerage commissions to obtain research that would benefit all of its clients and reduce amounts Wellington might otherwise have to pay for such research.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISERS

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each of the Funds. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered

--------------------------------------------------------------------------------

the analysis and recommendations of the Consultant relating to each Fund's management and sub-advisory fees, administrative fees (for certain Funds), and total operating expenses. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of the Funds fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Funds' fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers, additional breakpoints and expense caps. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions.

Unless otherwise noted, the following fee reductions and fee waivers were agreed to at the meeting, each effective November 1, 2005:

- The Hartford Advisers HLS Fund -- 3.3 basis point contractual fee reduction;

- The Hartford Equity Income HLS Fund -- 10 basis point fee waiver;

- The Hartford Focus HLS Fund -- 10 basis point fee waiver;

- The Hartford Global Communications HLS Fund -- 45 basis point fee waiver; effective September 1, 2005;

- The Hartford Global Financial Services HLS Fund -- 45 basis point fee waiver; effective September 1, 2005;

- The Hartford High Yield HLS Fund -- 5 basis point fee waiver;

- The Hartford Index HLS Fund -- 10 basis point fee wavier.

With respect to The Hartford Advisers HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.68% on assets up to $250 million; 0.655% on assets greater than $250 million up to $500 million; 0.645% on assets greater than $500 million up to $1 billion; and 0.595% on assets in excess of $1 billion. With respect to The Hartford Index HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.40% on assets up to $2 billion; 0.30% on assets greater than $2 billion up to $5 billion; 0.28% on assets greater than $5 billion up to $10 billion; and 0.27% on assets in excess of $10 billion. With respect to The Hartford Money Market HLS Fund and The Hartford Mortgage Securities HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.45% on assets up to $2 billion; 0.40% on assets greater than $2 billion up to $5 billion; 0.38% on assets greater than $5 billion up to $10 billion; and 0.37% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint of 2 basis points on assets in excess of $5 billion up to $10 billion and 1 basis point on assets in excess of $10 billion; for each of the following funds:

     The Hartford High Yield HLS Fund
     The Hartford Index HLS Fund
     The Hartford Money Market HLS Fund
     The Hartford Mortgage Securities HLS Fund
     The Hartford Total Return Bond HLS Fund

Also in addition to the contractual fee reductions and fee waivers noted above, HL Advisors agreed to an additional management fee breakpoint of 2 basis points on assets in excess of $5 billion up to $10 billion and 1 basis point on assets in excess of $10 billion for The Hartford U.S. Government Securities HLS Fund.

Furthermore, HL Advisors and Hartford Life have agreed to continue the expense caps previously implemented on certain of the Funds through October 31, 2006.

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that each Fund's management fee administrative fee (for certain Funds),

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors.

The Board reviewed the breakpoints in the management fee schedule (and administrative fee schedule for certain Funds), including the additional breakpoints agreed to in the schedule for each Fund sub-advised by Hartford Investment Management as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Funds and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-advisers' realization of economies of scale with respect to the Funds. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Funds' management fee (and administrative fee for certain Funds) and sub-advisory fee schedules as the Funds grow over time, including the impact of expense limitations placed on certain Funds. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Funds over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Funds.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

--------------------------------------------------------------------------------

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to Wellington from its proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1



    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:



      Schedule of Investments as of December 31, 2005:



         Hartford Advisers HLS Fund                                  60
         Hartford Blue Chip Stock HLS Fund                           66
         Hartford Capital Appreciation HLS Fund                      68
         Hartford Capital Opportunities HLS Fund                     71
         Hartford Disciplined Equity HLS Fund                        73
         Hartford Dividend and Growth HLS Fund                       75
         Hartford Equity Income HLS Fund                             77
         Hartford Focus HLS Fund                                     79
         Hartford Global Advisers HLS Fund                           81
         Hartford Global Leaders HLS Fund                            90
         Hartford Growth HLS Fund                                    92
         Hartford Growth Opportunities HLS Fund                      93
         Hartford High Yield HLS Fund                                95
         Hartford Index HLS Fund                                    101
         Hartford International Capital Appreciation HLS Fund       107
         Hartford International Opportunities HLS Fund              110
         Hartford International Small Company HLS Fund              113
         Hartford International Stock HLS Fund                      116
         Hartford LargeCap Growth HLS Fund                          118
         Hartford MidCap Stock HLS Fund                             120
         Hartford Money Market HLS Fund                             122
         Hartford Mortgage Securities HLS Fund                      123
         Hartford SmallCap Growth HLS Fund                          125
         Hartford SmallCap Value HLS Fund                           128
         Hartford Stock HLS Fund                                    130
         Hartford Total Return Bond HLS Fund (formerly Hartford
         Bond HLS Fund)                                             132
         Hartford U.S. Government Securities HLS Fund               140
         Hartford Value HLS Fund                                    142
         Hartford Value Opportunities HLS Fund                      144



      Statements of Assets and Liabilities as of December 31,
      2005                                                          146



      Statements of Operations for the Year Ended December 31,
      2005                                                          152



      Statements of Changes in Net Assets for the Years Ended
      December 31, 2005 and 2004                                    158



      Notes to Financial Statements                                 170



      Financial Highlights                                          184






      Report of Independent Registered Public Accounting Firm       194
      Boards of Directors and Officer Information (Unaudited)       195



      Expense Example (Unaudited)                                   197



      Shareholder Meeting Results (Unaudited)                       200



      Approval of Investment Management, Investment Advisory,
      and Investment Sub-Advisory Agreements (Unaudited)            202



      Privacy Policy                                                208

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
12/95                                                     10000                       10000                       10000
                                                          10219                       10340                       10062
                                                          10250                       10436                        9849
                                                          10302                       10536                        9766
                                                          10386                       10691                        9699
                                                          10572                       10966                        9683
                                                          10667                       11008                        9812
                                                          10424                       10521                        9835
                                                          10520                       10743                        9811
                                                          10978                       11347                        9985
                                                          11217                       11660                       10218
                                                          11894                       12540                       10406
12/96                                                     11659                       12292                       10290
                                                          12168                       13059                       10303
                                                          12216                       13162                       10324
                                                          11871                       12623                       10202
                                                          12407                       13375                       10351
                                                          12962                       14188                       10447
                                                          13524                       14824                       10573
                                                          14364                       16002                       10896
                                                          13655                       15106                       10774
                                                          14233                       15932                       10943
                                                          13975                       15400                       11119
                                                          14392                       16113                       11177
12/97                                                     14516                       16390                       11294
                                                          14727                       16571                       11454
                                                          15450                       17766                       11430
                                                          16037                       18675                       11466
                                                          16293                       18864                       11523
                                                          16153                       18539                       11647
                                                          16757                       19292                       11765
                                                          16875                       19087                       11775
                                                          15405                       16327                       12005
                                                          16036                       17374                       12348
                                                          16834                       18786                       12261
                                                          17475                       19924                       12334
12/98                                                     18095                       21072                       12364
                                                          18493                       21953                       12452
                                                          18064                       21271                       12156
                                                          18616                       22122                       12217
                                                          19109                       22978                       12247
                                                          18642                       22437                       12120
                                                          19344                       23682                       12083
                                                          18952                       22942                       12049
                                                          18782                       22828                       12040
                                                          18571                       22202                       12148
                                                          19205                       23607                       12180
                                                          19358                       24086                       12173
12/99                                                     20010                       25505                       12099
                                                          19314                       24224                       12095
                                                          19195                       23766                       12247
                                                          20495                       26089                       12424
                                                          20063                       25304                       12363
                                                          19820                       24785                       12352
                                                          20113                       25396                       12604
                                                          19926                       25000                       12738
                                                          20637                       26552                       12918
                                                          20098                       25150                       12966
                                                          20229                       25043                       13048
                                                          19574                       23070                       13271
12/00                                                     19861                       23184                       13533
                                                          20274                       24006                       13760
                                                          19502                       21818                       13902
                                                          18706                       20437                       13965
                                                          19484                       22023                       13861
                                                          19630                       22170                       13940
                                                          19132                       21631                       14007
                                                          19154                       21418                       14356
                                                          18428                       20079                       14541
                                                          17706                       18458                       14674
                                                          18120                       18811                       15047
                                                          18886                       20254                       14800
12/01                                                     18939                       20432                       14683
                                                          18690                       20134                       14791
                                                          18587                       19745                       14917
                                                          18920                       20488                       14614
                                                          17926                       19246                       14897
                                                          17814                       19105                       15035
                                                          17058                       17745                       15162
                                                          16477                       16363                       15345
                                                          16492                       16469                       15689
                                                          15408                       14680                       16027
                                                          16131                       15971                       15873
                                                          16901                       16910                       15883
12/02                                                     16327                       15917                       16304
                                                          16042                       15502                       16303
                                                          15931                       15269                       16593
                                                          15961                       15417                       16572
                                                          16779                       16686                       16749
                                                          17467                       17565                       17225
                                                          17606                       17789                       17156
                                                          17699                       18103                       16437
                                                          17894                       18456                       16545
                                                          17833                       18260                       17069
                                                          18411                       19292                       16852
                                                          18539                       19461                       16897
12/03                                                     19347                       20481                       17064
                                                          19456                       20857                       17219
                                                          19620                       21147                       17429
                                                          19434                       20828                       17589
                                                          19092                       20501                       17049
                                                          19251                       20782                       16962
                                                          19570                       21186                       17032
                                                          19115                       20485                       17212
                                                          19228                       20567                       17576
                                                          19199                       20790                       17638
                                                          19219                       21108                       17790
                                                          19578                       21961                       17592
12/04                                                     20071                       22708                       17779
                                                          19875                       22155                       17903
                                                          20135                       22621                       17785
                                                          19713                       22221                       17660
                                                          19668                       21800                       17925
                                                          20190                       22493                       18149
                                                          20205                       22525                       18268
                                                          20747                       23362                       18062
                                                          20865                       23149                       18332
                                                          20952                       23336                       18092
                                                          20725                       22947                       17937
                                                          21336                       23814                       18029
12/05                                                     21523                       23823                       18201

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $21,523 ending value          $23,823 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,201 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                     1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------------
Advisers IA                          7.24%    1.62%     7.97%
-------------------------------------------------------------------
Advisers IB(3)                       6.97%    1.39%     7.73%
-------------------------------------------------------------------
S&P 500 Index                        4.91%    0.55%     9.07%
-------------------------------------------------------------------
Lehman Brothers Government/Credit
  Bond Index                         2.37%    6.11%     6.17%
-------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers Fund, Class IA returned 7.24% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index return of 4.91% and the Lehman Brothers Government/Credit Bond Index of 2.37%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. The large cap equity indices outperformed small caps for the year, though both significantly lagged mid caps. While the Federal Reserve raised short term interest rates to neutral from a very accommodative level, long term interest rates declined over the year as inflationary pressures remained benign. The Lehman Government/Credit Index rose 2.4% during the year.

The Fund outperformed its benchmark because it added value in three areas: the asset allocation decision to overweight stocks versus bonds, relative performance in its equity portion, and relative performance in its fixed income portion. The Fund maintained an equity weighting between 65% and 70% during the period, which helped performance as equities outperformed fixed income. Stock selection was strong across many industries. Within fixed income, the Fund made value-added decisions on yield curve positioning and sector allocations.

Consistent with the Fund's approach of selecting stocks from across the full spectrum of opportunities, the Fund had strong contributions from stocks in a variety of sectors, including Financials, Health Care, Information Technology, Industrials, Materials, and Consumer Discretionary. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

Among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Alcoa (Materials). Fannie Mae declined due to regulatory scrutiny of their accounting practices and Alcoa shares lagged because the company's profit margins were

--------------------------------------------------------------------------------

negatively affected by energy related cost increases. Not holding Apple Computer also hurt relative returns, as the stock had strong performance driven by the popularity of its iPod device.

Relative performance in fixed income was strong as well. For most of the year, the Fund's shorter-than-market duration and its barbelled cash flow structure drove favorable investment returns as yields rose and the yield curve flattened. A later move to a longer duration also enhanced returns. The Fund benefited by not owning any debt issues from Ford or General Motors when both had their credit ratings downgraded during the period. An early underweight to MBS and subsequent shift to an overweight position was additive as well. In addition, the Fund benefited by a tactical investment in 20 year Treasury Inflation Protected Securities (TIPS) as inflation concerns rose following the Gulf hurricanes.

WHAT IS THE OUTLOOK?
On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of the equity portion of the Fund; Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with Hartford Funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for The Hartford Capital Appreciation Fund. On November 1, 2005, Peter
I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team. John C. Keogh will continue in his role as portfolio manager for the fixed income portion of the fund.

The team will continue to manage the stock portion of the Fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. The equity managers will continue to work collaboratively with Mr. Keogh to make decisions regarding portfolio weights in stocks, bonds, and cash.

At the end of the period the Fund held 65% in equities and was overweight Information Technology and Consumer Discretionary and underweight Consumer Staples and Energy.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.3%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                           5.7
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 9.2
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of December 31, 2005

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               64.9%
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.1
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          10.9
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Blue Chip Stock HLS Fund  inception 5/1/1996
(subadvised by T. Rowe Price Associates, Inc.)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/05
Growth of a $10,000 investment

(LINE GRAPH)

                                                                     BLUE CHIP STOCK IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/96                                                                      10000.00                           10000.00
                                                                          10119.00                           10257.00
                                                                          10134.00                           10296.00
                                                                           9866.00                            9841.00
                                                                          10232.00                           10049.00
                                                                          10858.00                           10613.00
                                                                          11002.00                           10906.00
                                                                          11775.00                           11730.00
12/96                                                                     11624.00                           11497.00
                                                                          12094.00                           12215.00
                                                                          12121.00                           12311.00
                                                                          11602.00                           11807.00
                                                                          12109.00                           12510.00
                                                                          12811.00                           13275.00
                                                                          13345.00                           13865.00
                                                                          14341.00                           14967.00
                                                                          13700.00                           14129.00
                                                                          14360.00                           14902.00
                                                                          14016.00                           14404.00
                                                                          14443.00                           15071.00
12/97                                                                     14763.00                           15331.00
                                                                          14933.00                           15499.00
                                                                          16054.00                           16617.00
                                                                          16781.00                           17468.00
                                                                          16945.00                           17644.00
                                                                          16524.00                           17340.00
                                                                          17262.00                           18044.00
                                                                          17082.00                           17853.00
                                                                          14342.00                           15271.00
                                                                          15200.00                           16250.00
                                                                          16490.00                           17571.00
                                                                          17500.00                           18636.00
12/98                                                                     18906.00                           19709.00
                                                                          19469.00                           20534.00
                                                                          18923.00                           19895.00
                                                                          19628.00                           20691.00
                                                                          20131.00                           21493.00
                                                                          19561.00                           20986.00
                                                                          20758.00                           22150.00
                                                                          20057.00                           21459.00
                                                                          19840.00                           21352.00
                                                                          19456.00                           20767.00
                                                                          20825.00                           22080.00
                                                                          21278.00                           22529.00
12/99                                                                     22664.00                           23856.00
                                                                          21940.00                           22657.00
                                                                          22166.00                           22229.00
                                                                          24074.00                           24402.00
                                                                          23381.00                           23668.00
                                                                          22869.00                           23182.00
                                                                          24241.00                           23754.00
                                                                          23763.00                           23383.00
                                                                          25763.00                           24835.00
                                                                          24480.00                           23524.00
                                                                          23923.00                           23424.00
                                                                          21627.00                           21579.00
12/00                                                                     22105.00                           21684.00
                                                                          22426.00                           22453.00
                                                                          20040.00                           20407.00
                                                                          18346.00                           19115.00
                                                                          20169.00                           20599.00
                                                                          20327.00                           20737.00
                                                                          19822.00                           20233.00
                                                                          19312.00                           20033.00
                                                                          17952.00                           18781.00
                                                                          16651.00                           17265.00
                                                                          17317.00                           17594.00
                                                                          18671.00                           18944.00
12/01                                                                     18919.00                           19111.00
                                                                          18357.00                           18832.00
                                                                          17811.00                           18469.00
                                                                          18650.00                           19163.00
                                                                          17484.00                           18002.00
                                                                          17190.00                           17870.00
                                                                          15703.00                           16597.00
                                                                          14560.00                           15304.00
                                                                          14829.00                           15404.00
                                                                          13298.00                           13731.00
                                                                          14578.00                           14938.00
                                                                          15287.00                           15816.00
12/02                                                                     14304.00                           14888.00
                                                                          14029.00                           14499.00
                                                                          13883.00                           14282.00
                                                                          14118.00                           14420.00
                                                                          15285.00                           15607.00
                                                                          16074.00                           16428.00
                                                                          16272.00                           16638.00
                                                                          16627.00                           16932.00
                                                                          16824.00                           17261.00
                                                                          16581.00                           17079.00
                                                                          17468.00                           18044.00
                                                                          17651.00                           18202.00
12/03                                                                     18494.00                           19156.00
                                                                          18854.00                           19508.00
                                                                          19016.00                           19779.00
                                                                          18840.00                           19480.00
                                                                          18424.00                           19175.00
                                                                          18706.00                           19438.00
                                                                          19004.00                           19815.00
                                                                          18114.00                           19160.00
                                                                          18091.00                           19236.00
                                                                          18422.00                           19445.00
                                                                          18688.00                           19742.00
                                                                          19469.00                           20540.00
12/04                                                                     20141.00                           21239.00
                                                                          19546.00                           20721.00
                                                                          19489.00                           21157.00
                                                                          19117.00                           20783.00
                                                                          18747.00                           20389.00
                                                                          19686.00                           21037.00
                                                                          19814.00                           21067.00
                                                                          20660.00                           21850.00
                                                                          20364.00                           21651.00
                                                                          20486.00                           21826.00
                                                                          20377.00                           21462.00
                                                                          21335.00                           22273.00
12/05                                                                     21318.00                           22281.00

    --- BLUE CHIP STOCK IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,318 ending value                       $22,281 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/05)

                                        SINCE
                    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------
Blue Chip Stock IA  5.85%    -0.72%     8.14%
----------------------------------------------------
S&P 500 Index       4.91%     0.54%     8.63%*
----------------------------------------------------

* Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

LARRY J. PUGLIA, CFA, CPA
Vice President and Portfolio Manager
Chairman of Investment Advisory Committee

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock HLS Fund, Class IA returned 5.85% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index, which returned 4.91% and underperformed the Lipper LargeCap Growth Average, which returned 7.33%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Large-cap growth stocks posted solid, albeit uninspiring, results for the 12 months ended December 31, 2005. For the year, large-caps outperformed small, but mid-caps handily outperformed both. Despite a second-half charge by large-cap growth stocks, large-cap value shares generated better results for the entire year. Within the benchmark S&P 500 Index, the energy and utilities sectors were strongest (even though they were the weakest sectors in the fourth quarter); telecommunications services and consumer discretionary were the weakest sectors in 2005, posting single-digit declines.

The portfolio outperformed the S&P 500 Index's 4.91% 12-month gain and the 5.26% return for the style-specific Russell 1000 Growth Index. The primary driver of our superior relative performance was good stock selection in health care and financial companies. Overall, stock selection contributed to the portfolio's outperformance and sector allocation decisions (especially an overweight in consumer discretionary) detracted. The industrials and business services sector was the portfolio's largest relative performance detractor largely due to weakness in conglomerates and machinery holdings.

The health care sector was our largest absolute and relative performance contributor for the year. We have maintained an overweight in health care services, which paced the sector's solid results, and our biotechnology holdings (those with novel therapeutics) also generated good gains. The sector yielded five of our 10-best absolute contributors for the year: UnitedHealth Group, WellPoint, Genentech, Gilead Sciences, and Amgen. Services providers UnitedHealth and WellPoint benefited from favorable pricing and medical cost trends and improvements in technology. Among our biotech holdings, Genentech rallied on positive developments in cancer drugs Avastin and Herceptin, Gilead rose on the success of its HIV franchise, and Amgen advanced due to strong sales of its franchise products in anemia, rheumatoid arthritis, and white blood cell therapy.

Our financial holdings generated strong absolute and relative performance that closely trailed health care. We were significantly overweight in capital markets firms, which led the sector's results, and correctly underweight in interest rate-sensitive industries including commercial banks and thrifts and mortgage finance. Asset managers Legg Mason and Franklin Resources, brokerage services AmeriTrade and Charles Schwab, and trust bank State Street were among the fund's best contributors.

The industrials and business services sector was our largest relative performance detractor due to weak stock selection in conglomerates (Tyco) and machinery holdings (Danaher and Deere). Investors appear to be concerned that a slowdown in GDP growth, which has yet to materialize, will have an impact on the sector's

--------------------------------------------------------------------------------

earnings. Consumer discretionary stocks struggled for the year but showed some resilience in the fourth quarter. Weak stock selection in hotels, restaurants, and leisure and our weighting in media hampered results.

WHAT IS THE OUTLOOK?

We are optimistic about the prospects for large-cap growth stocks following the multi-year period of small-cap and value company outperformance. Earnings and economic growth will likely moderate in 2006, and we believe our focus on companies with durable long-term growth characteristics will serve us well. We think the fundamental underpinnings and current valuations for large-cap growth companies generating steady, above-average earnings and cash flow growth are compelling at this juncture.


DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             0.9%
-------------------------------------------------------------------
Capital Goods                                               4.4
-------------------------------------------------------------------
Consumer Cyclical                                           7.5
-------------------------------------------------------------------
Consumer Staples                                            3.1
-------------------------------------------------------------------
Energy                                                      5.7
-------------------------------------------------------------------
Finance                                                    25.5
-------------------------------------------------------------------
Health Care                                                13.3
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 30.2
-------------------------------------------------------------------
Transportation                                              1.2
-------------------------------------------------------------------
Short-Term Investments                                      1.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/95                                                                      10000                              10000
                                                                           10152                              10340
                                                                           10419                              10436
                                                                           10576                              10537
                                                                           11083                              10692
                                                                           11421                              10967
                                                                           11132                              11009
                                                                           10337                              10523
                                                                           10881                              10745
                                                                           11521                              11349
                                                                           11509                              11662
                                                                           12126                              12543
12/96                                                                      12070                              12295
                                                                           12534                              13062
                                                                           12293                              13165
                                                                           11601                              12625
                                                                           11897                              13378
                                                                           13254                              14192
                                                                           13828                              14827
                                                                           14972                              16006
                                                                           14795                              15110
                                                                           15777                              15937
                                                                           14833                              15406
                                                                           14716                              16118
12/97                                                                      14767                              16395
                                                                           14634                              16576
                                                                           16018                              17771
                                                                           16650                              18680
                                                                           16945                              18868
                                                                           16199                              18544
                                                                           16512                              19297
                                                                           16099                              19092
                                                                           12894                              16331
                                                                           13655                              17378
                                                                           14989                              18790
                                                                           15924                              19929
12/98                                                                      17052                              21077
                                                                           17793                              21958
                                                                           17008                              21275
                                                                           18324                              22126
                                                                           19188                              22983
                                                                           18916                              22441
                                                                           19968                              23687
                                                                           19754                              22947
                                                                           19514                              22833
                                                                           18853                              22207
                                                                           20122                              23612
                                                                           21202                              24092
12/99                                                                      23440                              25511
                                                                           22965                              24229
                                                                           26509                              23771
                                                                           27152                              26095
                                                                           25727                              25310
                                                                           24874                              24790
                                                                           26425                              25402
                                                                           26466                              25005
                                                                           29141                              26557
                                                                           28084                              25155
                                                                           27281                              25049
                                                                           25019                              23075
12/00                                                                      26539                              23189
                                                                           28125                              24011
                                                                           26859                              21823
                                                                           25402                              20441
                                                                           27371                              22027
                                                                           27745                              22175
                                                                           26933                              21636
                                                                           25940                              21423
                                                                           24643                              20083
                                                                           21806                              18462
                                                                           22438                              18815
                                                                           24057                              20258
12/01                                                                      24699                              20436
                                                                           24038                              20138
                                                                           23528                              19750
                                                                           24431                              20492
                                                                           23115                              19251
                                                                           23029                              19109
                                                                           20988                              17749
                                                                           19299                              16366
                                                                           19751                              16472
                                                                           18260                              14684
                                                                           19619                              15974
                                                                           21134                              16913
12/02                                                                      19833                              15921
                                                                           19430                              15505
                                                                           19217                              15273
                                                                           18996                              15421
                                                                           20422                              16690
                                                                           22042                              17568
                                                                           22624                              17793
                                                                           23037                              18107
                                                                           23902                              18459
                                                                           23811                              18264
                                                                           25679                              19296
                                                                           26323                              19466
12/03                                                                      28238                              20486
                                                                           28702                              20862
                                                                           29750                              21151
                                                                           29768                              20832
                                                                           28643                              20506
                                                                           29253                              20787
                                                                           30493                              21191
                                                                           28970                              20489
                                                                           28534                              20572
                                                                           29554                              20794
                                                                           30234                              21112
                                                                           32438                              21966
12/04                                                                      33706                              22713
                                                                           32900                              22160
                                                                           34141                              22626
                                                                           32815                              22226
                                                                           31807                              21804
                                                                           32744                              22497
                                                                           33370                              22530
                                                                           35135                              23367
                                                                           35461                              23154
                                                                           36787                              23341
                                                                           36110                              22952
                                                                           38111                              23819
12/05                                                                      38945                              23828

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $38,945 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation IA   15.55%   7.97%   14.56%
------------------------------------------------------
Capital Appreciation
  IB(3)                   15.26%   7.72%   14.31%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 15.55% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index, which returned 4.91%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of significant volatility. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The trend favoring value over growth investing continued in 2005 as the Russell 3000 Value outpaced the Russell 3000 Growth by 1.68%.

Relative performance was strong across the board. Fund results exceeded those of the benchmark in seven of 10 economic sectors, and all but one sector, Consumer Staples, provided positive absolute returns. Performance was particularly positive in Financials, Energy and Technology stocks. Brazilian bank Unibanco (Financials) rose over 100% during the year, while positions in exploration and production firms Devon Energy and XTO Energy and nuclear power firm Cameco boosted results in the Energy sector. Value-added in the Technology sector was driven by positions in electronics giant Samsung and Taiwanese PC component maker Hon Hai precision. Other top relative and absolute contributors included Japanese financial services firm Orix, Mexican cell phone operator America Movil, and coal and metals producer Teck Cominco.

The Fund lagged the benchmark in the Utilities, Industrials, and Consumer Staples sectors. Relative results in Utilities were impacted by the Fund's underweight in the high-returning sector, while industrial conglomerate Tyco detracted from results in the Industrials sector. A position in Japanese tobacco firm Japan Tobacco hurt performance in the Consumer Staples sector as the firm posted somewhat weak domestic sales, although volumes were strong in international and emerging markets. Other negative relative and absolute contributors included Smurfit Stone, Elan, and OSI Pharmaceuticals. Packaging concern Smurfit-Stone traded lower due to weaker than anticipated containerboard markets and excess capacity in the industry. Biotechnology firm Elan suffered a steep decline after pulling its much-heralded multiple sclerosis drug Tysabri from the market, while OSI Pharmaceuticals fell on expense concerns regarding its launch of Tarceva, a drug that treats non-small cell lung cancer.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the year we added to the Fund's Financial, Energy, and Consumer Discretionary holdings, and reduced our exposure in the Technology and Materials sectors. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Materials and Financials sectors, and less-than-benchmark weights in Consumer Staples and Health Care.
DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.0%
-------------------------------------------------------------------
Brazil                                                      2.4
-------------------------------------------------------------------
Canada                                                      4.2
-------------------------------------------------------------------
China                                                       1.4
-------------------------------------------------------------------
France                                                      0.6
-------------------------------------------------------------------
Germany                                                     2.5
-------------------------------------------------------------------
Greece                                                      0.5
-------------------------------------------------------------------
India                                                       1.7
-------------------------------------------------------------------
Ireland                                                     0.3
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Israel                                                      1.2%
-------------------------------------------------------------------
Italy                                                       1.8
-------------------------------------------------------------------
Japan                                                       3.8
-------------------------------------------------------------------
Luxembourg                                                  0.9
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Russia                                                      0.1
-------------------------------------------------------------------
South Korea                                                 2.8
-------------------------------------------------------------------
Switzerland                                                 1.1
-------------------------------------------------------------------
Taiwan                                                      0.6
-------------------------------------------------------------------
Turkey                                                      1.0
-------------------------------------------------------------------
United Kingdom                                              3.1
-------------------------------------------------------------------
United States                                              66.6
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.5%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           5.0
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      8.5
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    8.4
-------------------------------------------------------------------
Technology                                                 20.4
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Opportunities HLS Fund  inception 5/1/2000
(subadvised by Holland Capital Management, L.P.)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/05
Growth of a $10,000 investment

(LINE GRAPH)

                                                                  CAPITAL OPPORTUNITIES IA                S&P 500 INDEX
                                                                  ------------------------                -------------
5/00                                                                      10000.00                           10000.00
                                                                           9477.00                            9795.00
                                                                           9895.00                           10036.00
                                                                           9719.00                            9880.00
                                                                          10559.00                           10493.00
                                                                          10074.00                            9939.00
                                                                           9802.00                            9897.00
                                                                           8315.00                            9117.00
12/00                                                                      8832.00                            9162.00
                                                                           9558.00                            9487.00
                                                                           8348.00                            8622.00
                                                                           7505.00                            8076.00
                                                                           8245.00                            8703.00
                                                                           8165.00                            8761.00
                                                                           7797.00                            8548.00
                                                                           7457.00                            8464.00
                                                                           6714.00                            7935.00
                                                                           5741.00                            7294.00
                                                                           6065.00                            7434.00
                                                                           6589.00                            8004.00
12/01                                                                      6746.00                            8074.00
                                                                           6399.00                            7957.00
                                                                           6286.00                            7803.00
                                                                           6628.00                            8097.00
                                                                           6201.00                            7606.00
                                                                           6013.00                            7550.00
                                                                           5397.00                            7013.00
                                                                           4863.00                            6467.00
                                                                           4911.00                            6509.00
                                                                           4394.00                            5802.00
                                                                           4748.00                            6312.00
                                                                           5163.00                            6683.00
12/02                                                                      4800.00                            6291.00
                                                                           4691.00                            6126.00
                                                                           4583.00                            6034.00
                                                                           4620.00                            6093.00
                                                                           5049.00                            6594.00
                                                                           5356.00                            6941.00
                                                                           5456.00                            7030.00
                                                                           5529.00                            7154.00
                                                                           5685.00                            7293.00
                                                                           5547.00                            7216.00
                                                                           5795.00                            7624.00
                                                                           5839.00                            7691.00
12/03                                                                      6114.00                            8094.00
                                                                           6281.00                            8242.00
                                                                           6386.00                            8357.00
                                                                           6186.00                            8231.00
                                                                           6065.00                            8102.00
                                                                           6145.00                            8213.00
                                                                           6187.00                            8373.00
                                                                           6024.00                            8095.00
                                                                           5992.00                            8128.00
                                                                           6137.00                            8216.00
                                                                           6243.00                            8341.00
                                                                           6504.00                            8679.00
12/04                                                                      6721.00                            8974.00
                                                                           6503.00                            8755.00
                                                                           6611.00                            8940.00
                                                                           6414.00                            8781.00
                                                                           6189.00                            8615.00
                                                                           6426.00                            8889.00
                                                                           6428.00                            8902.00
                                                                           6667.00                            9232.00
                                                                           6653.00                            9148.00
                                                                           6690.00                            9222.00
                                                                           6591.00                            9068.00
                                                                           6715.00                            9411.00
12/05                                                                      6706.00                            9414.00

    --- CAPITAL OPPORTUNITIES IA               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $6,706  ending value                       $9,414  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/05)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Capital Opportunities IA  -0.22%   -5.36%    -6.80%
----------------------------------------------------------
S&P 500 Index              4.91%    0.55%    -1.06%*
----------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Opportunities HLS Fund, Class IA returned -0.22% for the year ended December 31, 2005. The Fund underperformed the S&P 500 Index, which returned 4.91% and the Lipper Multi-Cap Core Average which returned 6.66%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, energy and utilities were the best performing market sectors while consumer discretionary, telecommunication services, and information technology were the worst. The fund's underperformance during the year was principally due to disappointing performance in financials, information technology, and health care holdings. Doral Financial was the main detractor among financial holdings as the stock suffered considerably due to regulatory and accounting issues. After a number of disappointments we lost confidence in the company and sold the stock. Fannie Mae has been hurt by similar concerns, but we continue to own the name based upon its reasonable valuation. Motorola was the top performer in the information technology sector. In contrast, Lexmark International and Symantec Corp were the weakest within the group. Lexmark, a manufacturer and supplier of laser inkjet printers and supplies, languished throughout the year in the face of competitive pressures, market share losses, and lowered earnings. In our view, the stock was no longer appealing and was sold. Symantec, a provider of internet security software, was also down significantly due to lingering concerns about Microsoft entering the anti-virus software space in which they operate and investor cautiousness about the recent Veritas acquisition. We believe the commitment of additional resources to research and development combined with the acquisition provides an opportunity for Symantec to emerge as a single source for corporate security needs and that the worst is likely over for the stock. Among health care holdings, Teva Pharmaceuticals was a strong contributor with above average gains, while Boston Scientific and Biogen Idec experienced meaningful declines. Despite the short-term issues affecting these companies, we continue to hold the shares. We believe that health care offers attractive opportunities over the next several years due to the demographic shift in the U.S. caused by the large group of baby boomers entering retirement. Finally, worth mentioning is the exceptional performance of Jacobs Engineering, a provider of technical and professional construction and engineering services worldwide, which has benefited from strong activity in the markets they serve.

Our decision to overweight energy-related stocks added value since energy was one of the best performing market sectors. A number of energy holdings experienced big gains including XTO Energy and BJ Services, which were among the top contributors to fund performance.

Despite the unfavorable stock selection experienced during 2005, we remain dedicated to our bottom-up fundamental investment philosophy and process of purchasing high quality, reasonably priced growth companies with a leadership position in their industries, strong managements, and strong competitive positioning.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Stocks bounced around within a narrow trading range through most of 2005 as investors took on increased levels of risk in an attempt to earn returns similar to the double-digit index returns achieved by stocks in 2003 and 2004. The major large cap U.S. stock market indexes were lackluster with performance in the low single-digit range due to the numerous issues of concern to investors regarding the economy, interest rates, energy prices, and corporate profit growth. We are uncertain how long these concerns will linger or when they may be allayed. However, until clarity is attained, stock market returns will likely remain choppy. Investors who have been cautious remain anxious to put idle cash to work.

After the 15-16% compound annual rates of return experienced by stocks during the 20 years that ended in 2000, we expect real stock returns to go back to their historical norm of 7% for large cap stocks and 9% for mid and smaller cap stocks. We continue to believe that returns will be negatively affected by expected earnings per share growth rates in the single-digit range for S&P 500 stocks. We would expect gross domestic product growth of approximately 2-3% in the foreseeable future primarily because of the aging population and high energy prices, which also have an impact on discretionary spending, which is 70% of economic activity. Additionally, growth may be affected by the historically high level of total credit market debt, high energy prices, rising interest rates, and a possible housing bubble. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. Inflationary pressures have been evident in the energy segment, as well as in other commodity prices, and are producing modest increases in other areas. The Federal Reserve, however, remains committed to raising interest rates at a measured pace to keep inflation in check, although longer term inflation expectations remain contained. Should the Fed announce a halt to its rate increases, stocks will likely react favorably.

Our investment philosophy is grounded in bottom-up fundamental research. So therefore, despite any top-down views, we believe that in this environment of lower expectations our extensive investment experience and conservative investment philosophy of purchasing high quality, reasonably priced growth companies with a leadership position in their industries, strong managements, and strong competitive positioning, will produce superior results for long-term investors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Capital Goods                                               1.0%
-------------------------------------------------------------------
Consumer Cyclical                                           7.3
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                     13.7
-------------------------------------------------------------------
Finance                                                    14.7
-------------------------------------------------------------------
Health Care                                                17.8
-------------------------------------------------------------------
Services                                                   10.6
-------------------------------------------------------------------
Technology                                                 27.0
-------------------------------------------------------------------
Transportation                                              1.6
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      0.1
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
12/98                                                                      11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
                                                                           13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
12/99                                                                      14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
                                                                           14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
12/00                                                                      13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
                                                                           13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
12/01                                                                      12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
                                                                           10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
12/02                                                                       9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
                                                                           10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
12/03                                                                      12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
                                                                           12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
12/04                                                                      13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
                                                                           13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
12/05                                                                      14116                              12849

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $14,116 ending value                       $12,849 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                       1 YEAR   5 YEAR   SINCE INCEPTION
-------------------------------------------------------------
Disciplined Equity IA  6.58%    0.62%         4.64%
-------------------------------------------------------------
Disciplined Equity IB  6.31%    0.38%         4.40%
-------------------------------------------------------------
S&P 500 Index          4.91%    0.54%         3.35%*
-------------------------------------------------------------

* Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA
Senior Vice President, Partner

MAMMEN CHALLY, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 6.58% for the year ended December 31, 2005, outperforming both its benchmark, the S&P 500 Index, which returned 4.91% and the Lipper Large Cap Core Average, which returned 5.77%.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Higher prices at the pump weighed on consumer and industrial stocks, as investors anticipated weaker retail sales and margin pressure as input costs rise. Despite indications that inflation has moderated, the Federal Reserve continued to raise rates to the point where the yield curve inverted in the fourth quarter. While historically a harbinger of an economic downturn, the market appears to be more concerned about the impact of a slowing housing market, high energy prices and rising rates. That said, consumer confidence indicators remain strong and job growth has been steady.

Strong stock selection boosted the Fund's returns during the twelve-month period. Top contributing sectors relative to the S&P 500 included Health Care, Energy, and Consumer Staples. Overall, the largest contributors to the Fund on an absolute basis were Energy companies ConocoPhillips and Valero Energy as well as tobacco and food stock Altria. The Energy sector had the strongest absolute performance for the twelve months ended December 31, 2005, with both the sector overweight and stock selection adding value. Refiners such as Valero and ConocoPhillips experienced expanding margins and rapidly rising earnings given the already low inventories and tight capacity. Altria was boosted by positive litigation developments which helped sentiment, a rise in cigarette prices and an increase in the dividend.

Stock selection within the Information Technology sector had a negative impact on returns. Lagging performance in the sector was driven by mediocre returns from the larger holdings such as Dell and IBM as well as from not owning Apple which was up +123% for the year. Dell and IBM maintain a dominant market share in their respective industries, although they are experiencing competitive threats which have dampened sentiment some. Dell's woes came from a slight loss of market share and more perhaps being overly aggressive in its pricing strategy. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter.

WHAT IS THE OUTLOOK?

We believe that continued, albeit decelerating, earnings growth will support stocks in the near term. However, aggressive pro-growth policies are being offset by structural imbalances and slower consumption growth as the housing boom deflates and oil prices remain high. While the Fed increased rates as expected, the Federal Reserve minutes reveal some support for limiting future rate increases in 2006.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.9%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            8.4
-------------------------------------------------------------------
Energy                                                      7.9
-------------------------------------------------------------------
Finance                                                    22.3
-------------------------------------------------------------------
Health Care                                                11.8
-------------------------------------------------------------------
Services                                                    8.3
-------------------------------------------------------------------
Technology                                                 18.5
-------------------------------------------------------------------
Utilities                                                   2.2
-------------------------------------------------------------------
Short-Term Investments                                     12.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/95                                                                      10000                              10000
                                                                           10260                              10340
                                                                           10355                              10436
                                                                           10640                              10537
                                                                           10689                              10692
                                                                           10914                              10967
                                                                           11072                              11009
                                                                           10733                              10523
                                                                           10892                              10745
                                                                           11412                              11349
                                                                           11743                              11662
                                                                           12399                              12543
12/96                                                                      12291                              12295
                                                                           12935                              13062
                                                                           13126                              13165
                                                                           12635                              12625
                                                                           13072                              13378
                                                                           13926                              14192
                                                                           14693                              14827
                                                                           15567                              16006
                                                                           14832                              15110
                                                                           15729                              15937
                                                                           15264                              15406
                                                                           15902                              16118
12/97                                                                      16210                              16395
                                                                           16445                              16576
                                                                           17176                              17771
                                                                           18112                              18680
                                                                           18026                              18868
                                                                           17981                              18544
                                                                           17981                              19297
                                                                           17857                              19092
                                                                           15595                              16331
                                                                           16634                              17378
                                                                           17793                              18790
                                                                           18330                              19929
12/98                                                                      18871                              21077
                                                                           18711                              21958
                                                                           18439                              21275
                                                                           18912                              22126
                                                                           20072                              22983
                                                                           19565                              22441
                                                                           20234                              23687
                                                                           19600                              22947
                                                                           19093                              22833
                                                                           18604                              22207
                                                                           19697                              23612
                                                                           19602                              24092
12/99                                                                      19874                              25511
                                                                           19075                              24229
                                                                           18025                              23771
                                                                           20017                              26095
                                                                           19776                              25310
                                                                           20195                              24790
                                                                           19574                              25402
                                                                           19572                              25005
                                                                           20709                              26557
                                                                           20902                              25155
                                                                           21341                              25049
                                                                           20914                              23075
12/00                                                                      22051                              23189
                                                                           21735                              24011
                                                                           21522                              21823
                                                                           20838                              20441
                                                                           21909                              22027
                                                                           22303                              22175
                                                                           21740                              21636
                                                                           21900                              21423
                                                                           21188                              20083
                                                                           19806                              18462
                                                                           19816                              18815
                                                                           20919                              20258
12/01                                                                      21160                              20436
                                                                           21210                              20138
                                                                           21558                              19750
                                                                           22159                              20492
                                                                           21230                              19251
                                                                           21431                              19109
                                                                           20287                              17749
                                                                           18657                              16366
                                                                           18529                              16472
                                                                           16485                              14684
                                                                           17737                              15974
                                                                           18959                              16913
12/02                                                                      18150                              15921
                                                                           17533                              15505
                                                                           17175                              15273
                                                                           17145                              15421
                                                                           18428                              16690
                                                                           19615                              17568
                                                                           19793                              17793
                                                                           19991                              18107
                                                                           20437                              18459
                                                                           20201                              18264
                                                                           21164                              19296
                                                                           21563                              19466
12/03                                                                      23014                              20486
                                                                           23083                              20862
                                                                           23522                              21151
                                                                           23226                              20832
                                                                           23012                              20506
                                                                           23033                              20787
                                                                           23635                              21191
                                                                           23115                              20489
                                                                           23300                              20572
                                                                           23710                              20794
                                                                           23973                              21112
                                                                           24990                              21966
12/04                                                                      25872                              22713
                                                                           25244                              22160
                                                                           26155                              22626
                                                                           25641                              22226
                                                                           25106                              21804
                                                                           25551                              22497
                                                                           25682                              22530
                                                                           26595                              23367
                                                                           26602                              23154
                                                                           27088                              23341
                                                                           26461                              22952
                                                                           27280                              23819
12/05                                                                      27414                              23828

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,414 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth IA   5.96%    4.45%    10.61%
-------------------------------------------------------
Dividend and Growth
  IB(3)                  5.70%    4.21%    10.37%
-------------------------------------------------------
S&P 500 Index            4.91%    0.55%     9.07%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IA returned 5.96% for the year ended December 31, 2005. The Fund slightly underperformed the Lipper Equity Income Average, which returned 6.08%, but outperformed its benchmark, the S&P 500 Index, which returned 4.91% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last twelve months, the US equity market posted higher returns despite higher energy prices, interest rate tightening by the Federal Reserve and escalating tensions in Iraq. During this period, mid cap stocks outperformed larger and smaller cap stocks. Additionally, value-oriented stocks outperformed growth-oriented stocks. During this period, the top performing sectors within the broad market, represented by the S&P 500, were Energy (+31.36%), Utilities (+16.81%), Financials (+6.56%) and Health Care (6.49%).

The Fund's outperformance relative to the S&P 500 was attributable to a combination of positive stock selection and sector allocation. Within the Information Technology, Industrials and Consumer Staples sectors, stock selection was particularly strong. Additionally, the Fund's overweight position in Energy and underweight positions in Consumer Discretionary and Technology were additive to performance.

The top three contributors to performance, on an absolute basis, during the period were Encana (Energy), Rio Tinto (Materials) and Motorola (Information Technology). Energy stocks continued to benefit from the rise in energy prices. Encana's stock price is benefiting from persistently high natural gas prices, which are due to supply/demand imbalances. Rio Tinto, the international metals producer, continued to benefit from high Chinese demand. Cellular handset manufacturer Motorola posted strong third quarter revenue and earnings per share results, and performed well on the sales strength of their new products. Strong performers relative to the benchmark include Encana and Rio Tinto as well as owning the French Energy company Total and avoiding US computer maker Dell.

The largest detractors from returns on an absolute basis, included: Verizon Communications, IBM and Comcast. During the period, Verizon continued to face increasing wireline competition. We held the stock on the belief that the MCI acquisition, which is expected to close in January 2006, and their aggressive deployment of fiber to consumer homes will be additive to their margins. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter. Comcast continued to decline in price despite decent results. Investors appear to be concerned about increased competition in broadband from the Telecommunication companies. Other weak performers included International Paper, which fell as weak demand has overwhelmed an improving supply scenario within the Paper/Forest products industry. The company reported third quarter earnings that exceeded Wall Street's

--------------------------------------------------------------------------------

expectations, but earnings were down versus last year. The company is restructuring and reducing debt. We held the position at the end of the period.

WHAT IS THE OUTLOOK?
The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2006. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer.
Going forward, we are a bit more cautious on the US economy. In this environment, we believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.5%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            7.4
-------------------------------------------------------------------
Energy                                                     15.9
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    5.6
-------------------------------------------------------------------
Technology                                                 14.3
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     17.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
12/03                                                                      10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
                                                                           10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
12/04                                                                      11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
                                                                           11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
12/05                                                                      12347                              13419

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,347 ending value                       $13,419 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
Equity Income IA          4.81%        10.21%
-------------------------------------------------------
Equity Income IB          4.56%         9.93%
-------------------------------------------------------
Russell 1000 Value Index  7.05%        14.52%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Equity Income HLS Fund, Class IA returned 4.81%, trailing both the Russell 1000 Value Index return of 7.05% and the Lipper Equity Income peer group average return of 6.08%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted positive returns supporting the Fund's positive, absolute return for the period. Value stocks continued to outperform growth stocks during the period, driven by the relative strength in the more defensive sectors like Energy and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after five years of underperformance, with the S&P 500 posting a 4.9% return to outperform the 4.6% return of the small cap Russell 2000 Index.

While the Fund's investment strategy is based on bottom-up fundamental research, the major driver of the Fund's benchmark relative underperformance was due to a combination of unfavorable stock selection and sector allocation within Materials, Energy, Financials, Consumer Staples and Health Care. The top three detractors on a relative basis were Alcoa (Materials), XL Capital (Financials) and Dow Chemical (Materials). Alcoa continued to face cost pressures which were higher than their underlying pricing, due to their aggressive acquisition program over the last several years. XL Capital came under pressure due to the magnitude of liability they faced following the 2005 hurricane season. Dow Chemical shares struggled with some hurricane damage and higher raw materials pricing. XL Capital was eliminated from the portfolio during the period.

Partially offsetting these results, the Fund benefited from positive stock selection and sector allocation within Industrials, Utilities, Information Technology and Telecommunication Services. The top three contributors on a relative basis were Caterpillar (Industrials), Pfizer (Health Care) and ConocoPhillips (Energy). As of the end of the period, we held all three stocks in the Fund.

WHAT IS THE OUTLOOK?

Global economic growth should continue to exceed 3% in 2006, while the U.S. appears poised to lag somewhat with growth in the 3% or less range. Core inflation should remain low, driven by the continued shift of manufacturing to low cost countries. We remain concerned about global trade imbalances, which worsened during 2005. We believe that the day of reckoning likely will be put off for at least another year, however, as exporting nations remain content to finance our trade deficit and accept more and more dollars into their portfolios. In 2006, we expect U.S. corporate profits to grow by mid-single digits, and PE multiples to contract slightly. We maintain our expectation for the yield curve to rise slightly but remain flattish as short and long rates move in tandem. Also in the U.S., we expect that consumer indebtedness is offset by record high asset levels, with household net worth reaching new heights.

--------------------------------------------------------------------------------

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net outflow of foreign investment in US equities, the largest most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Materials, Utilities, Health Care, Consumer Staples and Telecommunication Services.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.8%
-------------------------------------------------------------------
Capital Goods                                               6.6
-------------------------------------------------------------------
Consumer Staples                                           10.0
-------------------------------------------------------------------
Energy                                                     11.2
-------------------------------------------------------------------
Finance                                                    32.1
-------------------------------------------------------------------
Health Care                                                 7.6
-------------------------------------------------------------------
Services                                                    0.8
-------------------------------------------------------------------
Technology                                                  8.1
-------------------------------------------------------------------
Utilities                                                  11.9
-------------------------------------------------------------------
Short-Term Investments                                      1.8
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                       10000                              10000
                                                                           10111                              10067
                                                                            9963                               9822
                                                                            9783                               9726
                                                                            9572                               9117
                                                                            8758                               8381
                                                                            9111                               8542
                                                                            9948                               9197
12/01                                                                      10394                               9278
                                                                           10062                               9142
                                                                            9957                               8966
                                                                           10201                               9303
                                                                            9261                               8739
                                                                            9015                               8675
                                                                            8281                               8058
                                                                            7867                               7430
                                                                            7849                               7478
                                                                            6948                               6666
                                                                            7638                               7252
                                                                            8399                               7678
12/02                                                                       7838                               7228
                                                                            7674                               7039
                                                                            7467                               6933
                                                                            7502                               7001
                                                                            8039                               7577
                                                                            8520                               7976
                                                                            8594                               8078
                                                                            8945                               8220
                                                                            9019                               8380
                                                                            8824                               8291
                                                                            9399                               8760
                                                                            9480                               8837
12/03                                                                      10061                               9300
                                                                           10126                               9471
                                                                           10153                               9602
                                                                            9923                               9457
                                                                            9723                               9309
                                                                            9847                               9437
                                                                           10132                               9620
                                                                            9907                               9302
                                                                            9882                               9339
                                                                            9850                               9440
                                                                            9687                               9584
                                                                           10095                               9972
12/04                                                                      10379                              10311
                                                                           10142                              10060
                                                                           10353                              10271
                                                                            9987                              10090
                                                                            9955                               9898
                                                                           10361                              10213
                                                                           10341                              10228
                                                                           10875                              10608
                                                                           10863                              10511
                                                                           11019                              10596
                                                                           10917                              10420
                                                                           11345                              10813
12/05                                                                      11404                              10817

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $11,404 ending value                       $10,817 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

               1 YEAR   SINCE INCEPTION
--------------------------------------------
Focus IA       9.88%         2.85%
--------------------------------------------
Focus IB       9.60%         2.61%
--------------------------------------------
S&P 500 Index  4.91%         1.69%
--------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund, Class IA returned 9.88% for the year ended December 31, 2005, outperforming the S&P 500 Index return of 4.91% and the Lipper Large Cap Core Fund peer group average return of 5.77%.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Markets were subject to significant volatility during this period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp rise in November. Overall, the large cap indices outperformed small caps for the year, though both significantly lagged mid caps.

The Fund outperformed during the period due to strong stock selection across several sectors including Financials, Information Technology, Health Care, Energy, Industrials, and Consumer Discretionary. Consistent with the Fund's approach of searching for stocks across the full spectrum of opportunities, the Fund had strong performance from companies in a variety of sectors. Energy companies Occidental Petroleum and ConocoPhillips rose in the environment of sustained high oil prices. Mitsubishi UFJ Financial, the world's largest bank, benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen rose sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares.

Sector positioning in Utilities and Consumer Discretionary was among the few areas of weakness during the period. The Fund was underweight Utilities because we believe the stocks offer limited growth prospects, but the sector performed well during the year.

The Fund was overweight Consumer Discretionary stocks, which lagged due to fears that energy costs and higher interest rates would suppress consumer spending. Overall, the Fund's Consumer Discretionary stocks outperformed, however, adding to relative performance. The largest individual stock that detracted from absolute results was International Game Technology. The company is a leading manufacturer of slot machines and declined due to competitive pressures and slowing demand.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons became portfolio manager of the Fund, replacing Rand L. Alexander, who retired from Wellington Management. Mr. Irons has 20 years of investment experience, including 12 years with Wellington Management. On November 1, 2005, Peter I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a

--------------------------------------------------------------------------------

portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team. The team will continue to manage the portfolio in a concentrated, large cap core approach. Consistent with how the fund has been managed, they will draw from the universe of the 80 to 120 stocks in Hartford Stock HLS Fund and select the 20 to 40 stocks where they have the highest conviction. These stocks will exhibit some or all of the following characteristics: leadership within an industry, a strong balance sheet, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At end of the period, the Fund's bottom-up investment approach resulted in overweights in Consumer Discretionary and Information Technology and underweights in Consumer Staples and Utilities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.6%
-------------------------------------------------------------------
Capital Goods                                               3.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                      7.4
-------------------------------------------------------------------
Finance                                                    21.0
-------------------------------------------------------------------
Health Care                                                11.4
-------------------------------------------------------------------
Services                                                    8.2
-------------------------------------------------------------------
Technology                                                 26.2
-------------------------------------------------------------------
Transportation                                              3.4
-------------------------------------------------------------------
Short-Term Investments                                      2.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                         LEHMAN GLOBAL AGGREGATE
                                                   GLOBAL ADVISERS IA           MSCI WORLD INDEX            INDEX USD HEDGED
                                                   ------------------           ----------------         -----------------------
12/95                                                     10000                       10000                       10000
                                                          10212                       10183                       10092
                                                          10199                       10247                        9941
                                                          10310                       10419                        9930
                                                          10597                       10666                        9952
                                                          10551                       10677                        9964
                                                          10575                       10733                       10078
                                                          10370                       10356                       10126
                                                          10476                       10477                       10164
                                                          10653                       10889                       10361
                                                          10732                       10967                       10563
                                                          11109                       11583                       10757
12/96                                                     11179                       11400                       10707
                                                          11159                       11539                       10777
                                                          11229                       11674                       10821
                                                          11186                       11445                       10726
                                                          11202                       11821                       10868
                                                          11664                       12553                       10958
                                                          12072                       13181                       11109
                                                          12369                       13790                       11351
                                                          11851                       12869                       11297
                                                          12316                       13570                       11479
                                                          11793                       12858                       11602
                                                          11739                       13088                       11670
12/97                                                     11797                       13249                       11796
                                                          11991                       13621                       11953
                                                          12501                       14544                       11990
                                                          12896                       15161                       12058
                                                          13138                       15311                       12115
                                                          13261                       15121                       12248
                                                          13292                       15483                       12332
                                                          13439                       15460                       12402
                                                          12246                       13401                       12615
                                                          12089                       13640                       12902
                                                          12638                       14875                       12866
                                                          13147                       15762                       12973
12/98                                                     13371                       16535                       12949
                                                          13666                       16899                       13108
                                                          13422                       16452                       12944
                                                          13912                       17139                       13046
                                                          14321                       17817                       13146
                                                          13926                       17169                       13070
                                                          14256                       17972                       12950
                                                          14474                       17920                       12896
                                                          14488                       17891                       12906
                                                          14551                       17720                       12984
                                                          14853                       18643                       13018
                                                          15365                       19170                       13065
12/99                                                     16468                       20725                       13050
                                                          15940                       19540                       13027
                                                          16635                       19595                       13151
                                                          16650                       20952                       13326
                                                          16113                       20069                       13338
                                                          15758                       19563                       13373
                                                          16213                       20224                       13539
                                                          15957                       19657                       13645
                                                          16151                       20299                       13745
                                                          15702                       19222                       13856
                                                          15302                       18903                       13960
                                                          14997                       17758                       14195
12/00                                                     15376                       18047                       14400
                                                          15507                       18398                       14597
                                                          14821                       16845                       14725
                                                          14319                       15742                       14822
                                                          14891                       16909                       14751
                                                          14800                       16699                       14839
                                                          14635                       16178                       14913
                                                          14508                       15965                       15134
                                                          14032                       15202                       15275
                                                          13374                       13865                       15398
                                                          13653                       14132                       15678
                                                          14384                       14970                       15547
12/01                                                     14415                       15066                       15442
                                                          14159                       14611                       15515
                                                          14160                       14487                       15597
                                                          14397                       15159                       15432
                                                          14186                       14622                       15640
                                                          14422                       14656                       15714
                                                          13889                       13769                       15877
                                                          13283                       12610                       16043
                                                          13258                       12636                       16273
                                                          12406                       11249                       16492
                                                          13178                       12081                       16450
                                                          13850                       12735                       16469
12/02                                                     13125                       12120                       16748
                                                          13064                       11754                       16825
                                                          12980                       11553                       16993
                                                          12891                       11521                       16978
                                                          13727                       12550                       17069
                                                          14311                       13273                       17365
                                                          14501                       13508                       17309
                                                          14652                       13785                       16953
                                                          14886                       14086                       16944
                                                          14674                       14175                       17253
                                                          15304                       15019                       17090
                                                          15538                       15251                       17114
12/03                                                     16047                       16211                       17279
                                                          16484                       16475                       17379
                                                          16855                       16757                       17554
                                                          17109                       16652                       17642
                                                          16664                       16320                       17372
                                                          16795                       16468                       17325
                                                          17158                       16826                       17356
                                                          16377                       16281                       17476
                                                          16377                       16359                       17756
                                                          16849                       16674                       17832
                                                          17247                       17086                       17964
                                                          17844                       17991                       18002
12/04                                                     18093                       18683                       18130
                                                          17697                       18266                       18267
                                                          17533                       18853                       18191
                                                          17205                       18496                       18220
                                                          17168                       18105                       18446
                                                          17467                       18440                       18625
                                                          17615                       18608                       18783
                                                          17908                       19262                       18680
                                                          18137                       19416                       18866
                                                          18236                       19926                       18776
                                                          17841                       19447                       18686
                                                          18338                       20105                       18775
12/05                                                     18702                       20556                       18934

    --- GLOBAL ADVISERS IA        --- MSCI WORLD INDEX          -- LEHMAN BROTHERS GLOBAL
        $10,000 starting value        $10,000 starting value        AGGREGATE INDEX USD
        $18,702 ending value          $20,556 ending value          HEDGED INDEX
                                                                    $10,000 starting value
                                                                    $18,934 ending value

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                               1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Global Advisers IA              3.37%   3.99%     6.46%
-------------------------------------------------------------
Global Advisers IB(3)           3.11%   3.76%     6.21%
-------------------------------------------------------------
MSCI World Index               10.02%   2.64%     7.47%
-------------------------------------------------------------
Lehman Brothers Global
  Aggregate Index USD Hedged
  Index                         4.44%   5.63%     6.59%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner

ROBERT L. EVANS
Senior Vice President, Partner

SCOTT M. ELLIOTT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Advisers HLS Fund, Class IA returned 3.37% for the year ended December 31, 2005. The Fund underperformed the MSCI World Index return of 10.02% and the Lehman Brothers Global Aggregate Index USD Hedged Index return of 4.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the annual period, led by strength of non-US markets, which outperformed US markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains. Within fixed income markets, non-US issues outperformed US government bonds and US Treasuries outperformed corporates.

The Fund's underperformance during the period was driven by stock selection within the equity portion of the Fund, primarily within Health Care, Industrials and Consumer Discretionary. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. True to our process, as soon as Tysabri was withdrawn from the market we sold our position.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

--------------------------------------------------------------------------------

Positive stock selection within Consumer Staples, Energy, Telecommunication Services and Financials added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ Financial (Financials). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.
The fixed income portion of the Fund outperformed its benchmark during the annual period. Currency strategies made the biggest contribution to the fixed income portion's relative performance, with long positions in the US dollar, Norwegian krone, South Korean won, Mexican peso, and Singapore dollar appreciating versus the euro, Swiss franc, yen, and South African rand. However, country selection, in the form of an overweight position in 30-year US Treasuries versus 20-year Japanese government bonds and 30-year UK Gilts was a negative. The Portfolio's allocation to BBB-rated names during the difficult credit environment in the first half of 2005 hurt relative performance, although security selection was positive for the year. Yield curve positioning was a modest negative as gains from flattening biases in Germany and Japan were more than offset by steepening biases in Australia and the UK.

WHAT IS THE OUTLOOK?
In equities, we are positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading international companies that are poised to grow more rapidly than market expectations. The equity portion of the Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.
Within fixed income, we are optimistic about the opportunities to add value in 2006. We expect a shift in economic leadership from the US towards Europe and Japan, while China and some of the emerging country economies should continue to grow impressively. This convergence of regional growth trends should drive relative interest rate shifts over the course of the year. Consequently, we are overweight government bonds in the UK, Australia, and US versus Sweden, Germany, and Canada. We also believe the US dollar is in the final stage of its current cyclical rally. As a result, we will continue to favor strategies that benefit from a stronger US dollar in the first quarter but remain cognizant of the potential for a medium-term reversal.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Belgium                                                     0.3
-------------------------------------------------------------------
Brazil                                                      0.6
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Cayman Islands                                              0.1
-------------------------------------------------------------------
Denmark                                                     1.4
-------------------------------------------------------------------
Finland                                                     1.4
-------------------------------------------------------------------
France                                                      1.5
-------------------------------------------------------------------
Germany                                                    10.7
-------------------------------------------------------------------
Hong Kong                                                   0.0
-------------------------------------------------------------------
Ireland                                                     0.6
-------------------------------------------------------------------
Israel                                                      1.1
-------------------------------------------------------------------
Italy                                                       1.0
-------------------------------------------------------------------
Japan                                                      11.8
-------------------------------------------------------------------
Jersey Channel Isle                                         0.2
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Netherlands                                                 1.3
-------------------------------------------------------------------
Norway                                                      0.3
-------------------------------------------------------------------
Singapore                                                   0.8
-------------------------------------------------------------------
South Korea                                                 2.0
-------------------------------------------------------------------
Sweden                                                      1.0
-------------------------------------------------------------------
Switzerland                                                 4.3
-------------------------------------------------------------------
United Kingdom                                             14.5
-------------------------------------------------------------------
United States                                              56.5
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.8%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.2
-------------------------------------------------------------------
Consumer Staples                                            4.3
-------------------------------------------------------------------
Energy                                                      2.3
-------------------------------------------------------------------
Foreign Governments                                        16.8
-------------------------------------------------------------------
Finance                                                    29.7
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    5.8
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
U.S. Government Agencies                                    4.3
-------------------------------------------------------------------
U.S. Government Securities                                 18.0
-------------------------------------------------------------------
Utilities                                                   0.5
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPOSITION BY SECTOR
as of December 31, 2005

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               60.4%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               7.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          27.8
-------------------------------------------------------------------
U.S. Government Securities                                 18.0
-------------------------------------------------------------------
U.S. Government Agencies                                    4.3
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (34.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/98                                                                       10000                              10000
                                                                           11346                              10906
                                                                           12212                              11556
12/98                                                                      13188                              12122
                                                                           13799                              12389
                                                                           13410                              12062
                                                                           14140                              12566
                                                                           14488                              13063
                                                                           13962                              12587
                                                                           14974                              13176
                                                                           15199                              13138
                                                                           15118                              13117
                                                                           14930                              12991
                                                                           15905                              13668
                                                                           17087                              14055
12/99                                                                      19830                              15194
                                                                           19086                              14326
                                                                           21213                              14366
                                                                           21161                              15361
                                                                           20137                              14713
                                                                           19563                              14342
                                                                           20430                              14827
                                                                           19746                              14412
                                                                           20868                              14882
                                                                           19982                              14093
                                                                           18833                              13858
                                                                           17723                              13019
12/00                                                                      18429                              13231
                                                                           18436                              13488
                                                                           16744                              12350
                                                                           15624                              11541
                                                                           16849                              12397
                                                                           16516                              12243
                                                                           16215                              11861
                                                                           15819                              11705
                                                                           14951                              11145
                                                                           13654                              10165
                                                                           14039                              10361
                                                                           15284                              10975
12/01                                                                      15373                              11046
                                                                           14870                              10712
                                                                           14782                              10621
                                                                           15250                              11114
                                                                           14742                              10720
                                                                           15056                              10745
                                                                           14111                              10095
                                                                           12961                               9245
                                                                           12831                               9264
                                                                           11285                               8247
                                                                           12455                               8857
                                                                           13558                               9337
12/02                                                                      12375                               8886
                                                                           12089                               8617
                                                                           11818                               8470
                                                                           11656                               8447
                                                                           12962                               9201
                                                                           13754                               9731
                                                                           14076                               9904
                                                                           14418                              10106
                                                                           14833                              10327
                                                                           14454                              10392
                                                                           15595                              11011
                                                                           15972                              11181
12/03                                                                      16777                              11885
                                                                           17427                              12078
                                                                           18038                              12285
                                                                           18358                              12208
                                                                           17685                              11965
                                                                           17934                              12073
                                                                           18545                              12336
                                                                           17124                              11936
                                                                           17052                              11993
                                                                           17918                              12224
                                                                           18579                              12526
                                                                           19598                              13190
12/04                                                                      19995                              13697
                                                                           19263                              13391
                                                                           18844                              13822
                                                                           18183                              13560
                                                                           17962                              13273
                                                                           18405                              13519
                                                                           18592                              13642
                                                                           19236                              14122
                                                                           19617                              14235
                                                                           19735                              14609
                                                                           19064                              14257
                                                                           19923                              14740
12/05                                                                      20513                              15070

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $20,513 ending value                       $15,070 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                  1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------
Global Leaders
  IA               2.59%   2.17%        10.41%
--------------------------------------------------------
Global Leaders
  IB               2.33%   1.93%        10.17%
--------------------------------------------------------
MSCI World Index  10.02%   2.64%         5.81%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 2.59% for the year ended December 31, 2005. The Fund underperformed the MSCI World Index benchmark return of 10.02% and the Lipper Global Growth VA-UF Fund average return of 12.92%.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the annual period, led by strength of non-US markets, which outperformed U.S. markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains.

The Fund's underperformance during the period was driven by stock selection, primarily within the Health Care, Industrials and Consumer Discretionary sectors. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. As soon as Tysabri was withdrawn from the market we sold our position in Elan.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

Positive stock selection within Consumer Staples, Energy, Telecommunication Services and Financials added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ Financial (Financials). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.

--------------------------------------------------------------------------------

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight allocations to traditional growth sectors such as Consumer Discretionary, Health Care and Information Technology had a negative impact, as those areas underperformed, as did an underweight allocation to Energy stocks.
WHAT IS THE OUTLOOK?
As usual, the Fund is positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading global companies that are poised to grow more rapidly than market expectations. The Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.

Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI World Index as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have strong confidence in the Fund's investment team, process and positioning. We thank you for your continued support of the Fund.
DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      1.0
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Canada                                                      3.4
-------------------------------------------------------------------
Finland                                                     1.8
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Ireland                                                     0.7
-------------------------------------------------------------------
Israel                                                      1.3
-------------------------------------------------------------------
Italy                                                       1.7
-------------------------------------------------------------------
Japan                                                      10.7
-------------------------------------------------------------------
Luxembourg                                                  1.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 1.0
-------------------------------------------------------------------
South Korea                                                 3.0
-------------------------------------------------------------------
Sweden                                                      1.6
-------------------------------------------------------------------
Switzerland                                                 7.1
-------------------------------------------------------------------
United Kingdom                                             10.7
-------------------------------------------------------------------
United States                                              40.3
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                      3.5
-------------------------------------------------------------------
Finance                                                    24.5
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    8.8
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
                                                                            8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
12/02                                                                       8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
                                                                            9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
12/03                                                                      11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
                                                                           12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
12/04                                                                      12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
                                                                           12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
12/05                                                                      13537                              11702

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $13,537 ending value                       $11,702 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR   SINCE INCEPTION
--------------------------------------------------------
Growth IA                  4.67%(3)      8.59%
--------------------------------------------------------
Growth IB                  4.42%(3)      8.33%
--------------------------------------------------------
Russell 1000 Growth Index  5.26%         4.37%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

JOHN A. BOSELLI, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Fund, Class IA returned 4.67% for the year ended December 31, 2005. The Fund lagged the Russell 1000 Growth Index benchmark return of 5.26% and the Lipper Large Cap Growth Funds Average return of 7.33%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund lagged its benchmark in a period of underperformance for growth investing. The Russell 1000 Growth's 5.26% return was below the 7.05% return posted by the Russell 1000 Value, a bias that was repeated across the capitalization spectrum. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of the year, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The Fund's underperformance was concentrated in the early part of the year; it outpaced the benchmark in the April -- December period.

The Fund underperformed in this environment due to stock selection. Consumer Discretionary stocks provided the greatest relative headwinds during the year, largely due to positions in online auctioneer eBay, satellite radio provider XM Satellite, and pet supplies retailer PetSmart. eBay traded lower on concerns of slowing growth in the US, forecasts of lower margins, and concerns about rising competition. XM Satellite fell earlier in the year on concerns about the rising costs of adding subscribers. PetSmart tumbled over the summer on competition concerns as other large retailers targeted pet supplies as a growth area. Another weak performer was pharmaceutical company Elan, which fell 70% in one day. The voluntary removal of their key multiple sclerosis drug, Tysabri, from the market proved disastrous to the stock. Other negative relative performers during the year included video game publisher Electronic Arts and computer maker Dell.

Energy stocks were the greatest source of value added during the year, due to both our positive stock selection and our overweight in the sector. Resource plays in the sector were additive. Petro-Canada and Petrol Brasileiros benefited from high oil prices while Cameco rose on favorable supply/demand dynamics for uranium. Financial stocks also added value, boosted by a position in Chicago Mercantile. The derivatives exchange company benefited from rising volume and increases in the rates charged per contract traded. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. Other top contributors to relative returns included pharmaceutical giant AstraZeneca and Mexican cell phone operator America Movil.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflationary pressures are waning despite still-high energy prices, in part due to the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Our stock-by-stock analysis led to a decrease in our exposure to the Consumer Discretionary sector over the year. Within the sector, our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales. As a result of bottom-up investment decisions, the Fund ended the period with its largest overweights in the Financials and Health Care sectors and its largest underweights in the Consumer Staples and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.1%
-------------------------------------------------------------------
Capital Goods                                               5.8
-------------------------------------------------------------------
Consumer Cyclical                                           1.2
-------------------------------------------------------------------
Consumer Staples                                            2.0
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                20.2
-------------------------------------------------------------------
Services                                                    5.5
-------------------------------------------------------------------
Technology                                                 32.6
-------------------------------------------------------------------
Short-Term Investments                                      0.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/95                                                                      10000                              10000
                                                                           10150                              10292
                                                                           10553                              10508
                                                                           10543                              10541
                                                                           11027                              10872
                                                                           11288                              11271
                                                                           11122                              11205
                                                                           10217                              10475
                                                                           10575                              10795
                                                                           11495                              11557
                                                                           11563                              11570
                                                                           12108                              12385
12/96                                                                      11642                              12188
                                                                           12148                              12990
                                                                           11478                              12836
                                                                           10736                              12123
                                                                           10872                              12845
                                                                           11986                              13854
                                                                           12464                              14401
                                                                           13652                              15623
                                                                           13216                              14838
                                                                           13882                              15614
                                                                           13295                              14999
                                                                           13175                              15533
12/97                                                                      13088                              15691
                                                                           12915                              16095
                                                                           13991                              17325
                                                                           14678                              18019
                                                                           14752                              18255
                                                                           14402                              17662
                                                                           15158                              18663
                                                                           14420                              18412
                                                                           11800                              15527
                                                                           12728                              16748
                                                                           13338                              18058
                                                                           13840                              19433
12/98                                                                      15577                              21186
                                                                           16061                              22408
                                                                           14827                              21309
                                                                           15638                              22406
                                                                           15657                              22569
                                                                           15229                              21929
                                                                           16388                              23437
                                                                           16364                              22693
                                                                           16677                              22975
                                                                           16751                              22555
                                                                           17988                              24179
                                                                           20114                              25567
12/99                                                                      24170                              28352
                                                                           23854                              27099
                                                                           30856                              28792
                                                                           28002                              30420
                                                                           25628                              28855
                                                                           24073                              27329
                                                                           27745                              29497
                                                                           26886                              28177
                                                                           30553                              30755
                                                                           30590                              27939
                                                                           27947                              26550
                                                                           22643                              22576
12/00                                                                      25133                              21996
                                                                           24717                              23534
                                                                           21596                              19593
                                                                           19264                              17487
                                                                           21192                              19693
                                                                           21013                              19458
                                                                           20973                              19083
                                                                           20496                              18526
                                                                           19125                              17034
                                                                           16188                              15263
                                                                           17019                              16106
                                                                           18726                              17640
12/01                                                                      19389                              17679
                                                                           19204                              17346
                                                                           18070                              16599
                                                                           19021                              17230
                                                                           18107                              15895
                                                                           17880                              15470
                                                                           15899                              14047
                                                                           14350                              13179
                                                                           14018                              13216
                                                                           12910                              11870
                                                                           13830                              12928
                                                                           15093                              13666
12/02                                                                      14028                              12722
                                                                           13857                              12410
                                                                           13676                              12336
                                                                           14065                              12563
                                                                           15332                              13508
                                                                           16502                              14236
                                                                           16995                              14437
                                                                           17165                              14847
                                                                           17928                              15248
                                                                           17708                              15068
                                                                           19257                              15948
                                                                           19887                              16141
12/03                                                                      20171                              16662
                                                                           20798                              17042
                                                                           21109                              17140
                                                                           21293                              16853
                                                                           20668                              16606
                                                                           21457                              16917
                                                                           22122                              17155
                                                                           20297                              16138
                                                                           20029                              16037
                                                                           21103                              16247
                                                                           21456                              16512
                                                                           22494                              17149
12/04                                                                      23637                              17816
                                                                           22831                              17204
                                                                           22644                              17391
                                                                           22229                              17046
                                                                           21671                              16656
                                                                           23048                              17492
                                                                           23936                              17480
                                                                           25317                              18367
                                                                           25444                              18128
                                                                           26021                              18217
                                                                           25532                              17996
                                                                           26702                              18793
12/05                                                                      27492                              18737

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,492 ending value                       $18,737 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    16.31%(3)  1.81%  10.64%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    16.02%(3)  1.56%  10.37%
-------------------------------------------------------
Russell 3000 Growth Index   5.17%  -3.16%    6.48%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes 1A and 1B, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 16.31% for the year ended December 31, 2005, outperforming the benchmark Russell 3000 Growth Index, which rose 5.17%. The Fund also outperformed the Lipper Multi-Cap Growth Funds Average, which returned 10.80%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of underperformance for growth investing. The Russell 3000 Growth's 5.17% return was below the 6.85% return posted by the Russell 3000 Value, a bias that was repeated across the capitalization spectrum. Markets were also subject to significant volatility during the period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. For the year, the Fund had positive value-added in nine of ten economic sectors. Positions in Technology, Energy, and Consumer Discretionary stocks were most additive to returns on a relative basis. In Technology, software provider Red Hat rose on strong margins and growth in the firm's international business. Electronic payments provider VeriFone also benefited from growth abroad, which drove earnings and revenue higher in the most recent quarter. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. The Energy sector was the highest-returning group for the year, rising 53.81% in the benchmark and 77.85% in the Fund. Relative strength was boosted by positions in Canadian integrated energy company Petro-Canada and U.S.-based natural gas producer Chesapeake Energy. In Consumer Discretionary, video game retailer Gamestop rallied on robust business in its high-margin used game business.

The Fund's results in Utilities detracted from performance as the Fund did not have any positions in a sector that rose 32.51% for the year. Underperforming stocks during the year included relocation services company SIRVA, which missed earnings in two consecutive quarters and reduced guidance for the following fiscal year. The issues were principally related to a slowdown in the UK housing market as well as increased reserves taken against their insurance unit. Following the second miss we eliminated our position in the stock. Another weak performer was pharmaceutical company Elan, which tumbled 70% in one day. The voluntary

--------------------------------------------------------------------------------

removal of their key multiple sclerosis drug, Tysabri, from the market proved disastrous to the stock. We no longer hold our position in Elan. Another source of relative weakness in the Fund was not holding a position in Apple Computer, which was held in the benchmark and more than doubled during the year. Other underperforming stocks included enterprise storage company Network Appliance and post-secondary educator Education Management.

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We like to think in terms of absolute levels of sector weightings. As of year-end, our largest exposure was to Technology, followed by Health Care and Consumer Discretionary. We also have reduced our exposure to the Energy sector from higher levels earlier in the year, reflecting our recognition that our bullish energy view has become more consensus. Our lowest weights were in the Utilities, Financials, Consumer Staples, and Telecommunications Services sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.7%
-------------------------------------------------------------------
Consumer Cyclical                                          14.4
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      2.7
-------------------------------------------------------------------
Finance                                                     3.3
-------------------------------------------------------------------
Health Care                                                22.2
-------------------------------------------------------------------
Services                                                    7.9
-------------------------------------------------------------------
Technology                                                 33.8
-------------------------------------------------------------------
Transportation                                              5.6
-------------------------------------------------------------------
Utilities                                                   1.6
-------------------------------------------------------------------
Short-Term Investments                                     20.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
12/98                                                                      10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
                                                                           10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
12/99                                                                      10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
                                                                           10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
12/00                                                                      10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
                                                                           11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
12/01                                                                      11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
                                                                           10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
12/02                                                                      10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
                                                                           12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
12/03                                                                      12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
                                                                           12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
12/04                                                                      13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
                                                                           13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
12/05                                                                      14170                              15045

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $14,170 ending value                       $10,000 starting value
                                                   $15,045 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                   1 YEAR   5 YEAR   SINCE INCEPTION
---------------------------------------------------------
High Yield IA      2.13%(3) 5.26%         4.92%
---------------------------------------------------------
High Yield IB      1.85%(3) 5.01%         4.69%
---------------------------------------------------------
Lehman High Yield
  Corporate Index  2.74%    8.85%         5.79%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA
Executive Vice President

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 2.13% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers High Yield Corporate Index which returned 2.74% and the Lipper High Current Yield Average which returned 2.56%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year. In contrast, for much of the year, long-term rates remained flat or even declined due to strong demand from overseas. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. A flat, or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with holding long bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. Therefore, despite concerns that record high fuel prices, rising commodity costs and continued economic expansion could lead to higher inflation, the Fed's "hawkish" stance against inflation helped to give the markets confidence that the Federal Reserve would continue to keep inflation in check. Although low long-term inflation expectations contributed to lower yields at the "long-end" of the yield curve, strong foreign demand for long-term bonds may have been the most significant source of downward pressure on long-term bonds. Through the volatile year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages.

Early in the year, concerns about inflation, rising commodity costs and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow. Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. Treasuries in the first quarter. Among the major events, the downgrading of Ford Motor Corp. and General Motors Corp to below investment grade disturbed the credit markets. However, by midyear, the credit markets had rebounded substantially, only to be shaken again by the devastating hurricanes that pummeled New Orleans and the Gulf Coast in the third quarter. While the corporate bond sector bond struggled in the third quarter and recovered only partially in the fourth, the below investment-grade high yield sector performed solidly as investors accepted higher levels of risk in exchange for higher yields. The confidence of high yield investors was buoyed further as it became apparent later in

--------------------------------------------------------------------------------

the year that the U.S. economy had withstood the destruction caused by the hurricanes and data indicated that the U.S. economic expansion was continuing. Due to the challenge of finding suitable yield in 2005, other higher yielding fixed income sectors also outperformed the U.S. corporate bond market and the overall investment-grade U.S. bond market. Both the Non-Dollar Bonds and Emerging Markets Debt were outperforming credit sectors.

The Fund's duration and curve positioning produced a drag on performance in 2005. Although duration positioning was beneficial throughout the year, the Fund was not positioned to fully take advantage of the flattening yield curve, and therefore curve positioning was an expense to performance relative to the benchmark. Over the twelve-month period, both sector allocation and security selection were modest detractors to performance. However, fourth quarter saw a reversal of that trend as the Fund's automotive positioning strongly benefited the return. Most notably in 2005, the Fund's positioning in specific Electric Utility issuers provided the greatest benefit to performance. Specifically the holdings in NRG and Texas Genco generated strong results due to the merger of both and subsequent tender for bonds. Additionally, the decision not to own Calpine also benefited the Fund as the issuer filed for bankruptcy in December. Additionally, the Fund's exposure to Food and Beverage issuers also benefited returns due in part to holdings in Burns Philp, which also tendered for its bonds.

The Fund's performance was negatively impacted by the Paper sector holdings, specifically Tembec. The issuer continues to struggle with a difficult pricing environment, exacerbated by the strengthening Canadian dollar. Additionally, the Automotive positioning in the third quarter was a drag on performance as General Motors and Ford struggled on profit taking after a strong rally in May through July. Also, holdings in Delphi Automotive weakened as the issuer was entangled in union discussions and ultimately filed for bankruptcy.

The Fund does not use derivatives such as options, futures and forward agreements for speculative purposes. However, in the past year the Fund has used U.S. Treasury futures for purposes of liquidity management and for tailoring interest rate exposure. Futures contracts can often provide the desired exposures with less cost and more liquidity than purchasing individual securities. The Fund also entered into forward currency contracts to hedge away some of the currency risk of the non-dollar denominated issues in the Fund. Overall, the impact of these futures and forward contracts was minimal compared to other factors that contributed to the Fund's performance.

WHAT IS THE OUTLOOK?

As of September 1, 2005, Mark Niland and Nasri Toutoungi assumed the portfolio management responsibilities for the Fund replacing Christine Mozonski and David Hillmeyer. Currently, the portfolio remains lower yielding versus the index due to the below-market exposure to CCC-rated securities, since we believe pricing on such securities does not adequately compensate for the incremental default risk over single and double B rated securities. Another concern for the low end of the credit spectrum remains the large percentage of new issuance that has come from companies rated low "B" or less. As these bonds season (typically 2-3 years), a rise in default rates can be expected. While the high yield market is not immune to "event risk", the balance of this risk is more skewed to the upside in this segment of the market, as there is greater likelihood of positive event risk than is the case in the investment grade market. With merger and acquisition activity clearly on the rise, we are focused on highlighting industries and issuers that may be the beneficiary of a strategic transaction (while also mindful that LBO sponsors remain a potential threat). Profitability is generally expected to remain healthy, although some segments, such as the automotive and paper industries have experienced substantial margin compression. Given the auto industry's enormous presence in the bond market, it will occupy a good deal of investors' attention, with the focus not only on the industry's ability to mount a recovery, but also whether or not GM is successful in securing an investment grade rating for GMAC (our current opinion is that this is probable). We've increased the portfolio's weighting to the Technology sector as the outlook for 2006 capital spending has brightened, and to secured Airline bonds given their attractive yields and strength in operating fundamentals (traffic and pricing). Market pricing is generally attractive in the "BB" and "B" rated segments, as default rates have remained relatively muted in this end of the credit spectrum.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.4%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.8
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    10.9
-------------------------------------------------------------------
Foreign Governments                                         0.3
-------------------------------------------------------------------
Health Care                                                 3.0
-------------------------------------------------------------------
Services                                                   16.9
-------------------------------------------------------------------
Technology                                                 15.3
-------------------------------------------------------------------
Transportation                                              3.7
-------------------------------------------------------------------
Utilities                                                  11.2
-------------------------------------------------------------------
Short-Term Investments                                     21.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
BBB                                                         3.4%
-------------------------------------------------------------------
BB                                                         27.3
-------------------------------------------------------------------
B                                                          60.4
-------------------------------------------------------------------
CCC                                                         7.0
-------------------------------------------------------------------
CC                                                          1.3
-------------------------------------------------------------------
NR                                                          0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                      10000                              10000
                                                                           10333                              10340
                                                                           10422                              10436
                                                                           10526                              10537
                                                                           10670                              10692
                                                                           10941                              10967
                                                                           10972                              11009
                                                                           10479                              10523
                                                                           10695                              10745
                                                                           11287                              11349
                                                                           11592                              11662
                                                                           12463                              12543
12/96                                                                      12209                              12295
                                                                           12960                              13062
                                                                           13058                              13165
                                                                           12510                              12625
                                                                           13256                              13378
                                                                           14060                              14192
                                                                           14678                              14827
                                                                           15840                              16006
                                                                           14948                              15110
                                                                           15761                              15937
                                                                           15230                              15406
                                                                           15922                              16118
12/97                                                                      16191                              16395
                                                                           16366                              16576
                                                                           17538                              17771
                                                                           18428                              18680
                                                                           18608                              18868
                                                                           18278                              18544
                                                                           19018                              19297
                                                                           18809                              19092
                                                                           16082                              16331
                                                                           17111                              17378
                                                                           18495                              18790
                                                                           19604                              19929
12/98                                                                      20734                              21077
                                                                           21586                              21958
                                                                           20907                              21275
                                                                           21737                              22126
                                                                           22566                              22983
                                                                           22018                              22441
                                                                           23240                              23687
                                                                           22503                              22947
                                                                           22390                              22833
                                                                           21771                              22207
                                                                           23138                              23612
                                                                           23599                              24092
12/99                                                                      24982                              25511
                                                                           23719                              24229
                                                                           23262                              23771
                                                                           25521                              26095
                                                                           24745                              25310
                                                                           24227                              24790
                                                                           24816                              25402
                                                                           24420                              25005
                                                                           25927                              26557
                                                                           24550                              25155
                                                                           24438                              25049
                                                                           22505                              23075
12/00                                                                      22609                              23189
                                                                           23401                              24011
                                                                           21259                              21823
                                                                           19906                              20441
                                                                           21445                              22027
                                                                           21579                              22175
                                                                           21045                              21636
                                                                           20830                              21423
                                                                           19517                              20083
                                                                           17927                              18462
                                                                           18266                              18815
                                                                           19659                              20258
12/01                                                                      19825                              20436
                                                                           19525                              20138
                                                                           19142                              19750
                                                                           19856                              20492
                                                                           18645                              19251
                                                                           18497                              19109
                                                                           17177                              17749
                                                                           15832                              16366
                                                                           15929                              16472
                                                                           14193                              14684
                                                                           15440                              15974
                                                                           16340                              16913
12/02                                                                      15375                              15921
                                                                           14966                              15505
                                                                           14737                              15273
                                                                           14875                              15421
                                                                           16102                              16690
                                                                           16941                              17568
                                                                           17148                              17793
                                                                           17445                              18107
                                                                           17776                              18459
                                                                           17581                              18264
                                                                           18569                              19296
                                                                           18725                              19466
12/03                                                                      19700                              20486
                                                                           20051                              20862
                                                                           20324                              21151
                                                                           20012                              20832
                                                                           19691                              20506
                                                                           19952                              20787
                                                                           20327                              21191
                                                                           19652                              20489
                                                                           19727                              20572
                                                                           19933                              20794
                                                                           20231                              21112
                                                                           21041                              21966
12/04                                                                      21747                              22713
                                                                           21211                              22160
                                                                           21648                              22626
                                                                           21260                              22226
                                                                           20845                              21804
                                                                           21504                              22497
                                                                           21528                              22530
                                                                           22320                              23367
                                                                           22112                              23154
                                                                           22283                              23341
                                                                           21903                              22952
                                                                           22722                              23819
12/05                                                                      22727                              23828

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $22,727 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                   4.50%   0.10%    8.56%
------------------------------------------------------
Index IB(3)                4.24%  -0.13%    8.30%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD C. CAPUTO, CFA
Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 4.50% for the year ended December 31, 2005. The Fund underperformed the S&P 500 Index which returned 4.91% and the Lipper S&P 500 Average which returned 4.52%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After rallying in the latter half of 2004, the equity markets retreated early in 2005 amid concerns that the U.S. economy might be losing the momentum that it demonstrated in 2004. However, after experiencing a loss in the first quarter of 2005, the equity markets, as measured by the S&P 500 Index (a common representation for the broad equity markets), posted three consecutive quarters of positive performance, resulting in a gain of 4.91% for the year. However, that positive gain was below the market's long-term average. Although 2005's performance was disappointing to many investors, a year of underperformance should be expected after the spectacular returns in 2003 and the late 1990's. Early in the year, fears of rising inflation, historically high oil prices, and worries about a slowing economy tempered the markets. However, as the year progressed, the economy remained sound and the Federal Reserve raised interest rates eight times, giving investors confidence that it would keep inflation under control. Therefore, even devastating hurricanes, record high fuel prices and rising commodity prices did not prevent equities from posting a positive return for the year.

By design, the Fund is managed to mimic the performance of the S&P 500 Fund. Due this approach, the Fund is expected to perform in line with the Index. However, in accordance SEC guidance, requirements, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to the HIG is reallocated across the Life/Health Insurance and Property/Casualty Insurance industries. At times during the year, the under exposure to the HIG both added and detracted from performance relative to the Index. This year, gains from trading stocks and futures, securities lending, and a few corporate action decisions offset brokerage commissions and contributed to the Funds performance. The largest corporate action contribution came from the Sprint/Nextel Communications deal. The S&P 500 Index reflected Sprint's acquisition of Nextel Communications by removing Nextel Communications from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS THE OUTLOOK?

Towards the end of 2005, many investors became concerned about the condition of the economy after a couple negative economic reports. However, in December the economic outlook improved as

--------------------------------------------------------------------------------

inflation was benign, consumer confidence rebounded, and the labor markets picked up. In this environment, we expect the Federal Reserve to raise rates again at the end of January. By their own admission, a significant amount of accommodation has been removed from the economy and hence policy is increasingly data dependent going forward. Thus, the market is keenly focused on the housing sector and consumer spending. While there is some indication that the housing market will slow in 2006, housing starts and sales remain "brisk" to use the Federal Reserve's terminology. Even if housing cools and consumer spending slows, business investment and export growth may offset any drag to the economy from housing and the consumer. We will continue to manage the Fund in a manner that closely matches the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      9.0
-------------------------------------------------------------------
Finance                                                    22.9
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                    6.8
-------------------------------------------------------------------
Technology                                                 21.6
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   3.3
-------------------------------------------------------------------
Short-Term Investments                                     14.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                         INTERNATIONAL CAPITAL APPRECIATION IA           MSCI EAFE INDEX
                                                         -------------------------------------           ---------------
4/01                                                                     10000                                10000
                                                                          9406                                 9655
                                                                          8978                                 9264
                                                                          8834                                 9096
                                                                          8353                                 8868
                                                                          7351                                 7971
                                                                          7710                                 8175
                                                                          8359                                 8477
12/01                                                                     8602                                 8528
                                                                          8253                                 8076
                                                                          8394                                 8133
                                                                          8844                                 8616
                                                                          8727                                 8639
                                                                          8822                                 8756
                                                                          8407                                 8411
                                                                          7654                                 7582
                                                                          7563                                 7566
                                                                          6678                                 6756
                                                                          7229                                 7120
                                                                          7823                                 7443
12/02                                                                     7121                                 7194
                                                                          7201                                 6894
                                                                          7062                                 6736
                                                                          6860                                 6609
                                                                          7675                                 7265
                                                                          8344                                 7711
                                                                          8574                                 7902
                                                                          8864                                 8095
                                                                          9242                                 8292
                                                                          9272                                 8549
                                                                         10059                                 9082
                                                                         10185                                 9286
12/03                                                                    10755                                10011
                                                                         11205                                10154
                                                                         11730                                10390
                                                                         12017                                10452
                                                                         11437                                10225
                                                                         11647                                10256
                                                                         12028                                10498
                                                                         11179                                10159
                                                                         11212                                10206
                                                                         11812                                10474
                                                                         12313                                10832
                                                                         13010                                11575
12/04                                                                    13413                                12084
                                                                         12977                                11863
                                                                         12846                                12378
                                                                         12355                                12072
                                                                         12249                                11802
                                                                         12373                                11820
                                                                         12429                                11981
                                                                         12885                                12349
                                                                         13262                                12665
                                                                         13550                                13232
                                                                         12993                                12846
                                                                         13455                                13164
12/05                                                                    14239                                13777

    --- INTERNATIONAL CAPITAL APPRECIATION IA  --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $14,239 ending value                       $13,777 ending value

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                       1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------
International Capital Appreciation IA   6.16%        7.85%
--------------------------------------------------------------------
International Capital Appreciation IB   5.89%        7.60%
--------------------------------------------------------------------
MSCI EAFE Index                        14.02%        7.10%
--------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT,
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund, Class IA returned 6.16% for the year ended December 31, 2005. The Fund trailed its benchmark MSCI EAFE Index, which returned 14.02%. The Fund's gain also lagged the Lipper International Growth VA-UF Average, which returned 15.36% for the period.

WHY DID THE FUND PERFORM THIS WAY?

During the annual period, non-U.S. equities, as measured by the MSCI EAFE Index, outperformed U.S. equities, as measured by the S&P 500 Index. Within the MSCI EAFE Index, Materials, Industrials and Energy stocks advance the most, while the Telecommunication Services sector declined.

The Fund's underperformance during the period was driven by stock selection, primarily within Health Care and Information Technology. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. As soon as Tysabri was withdrawn from the market we sold our position in Elan.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), Trend Micro (Software & Services) and EMI Group (Media). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. Trend Micro, Japan's largest anti-virus software maker, suffered due to lower profits that resulted from higher expenses associated with correcting software defects. As of the end of the period, we did not hold Trend Micro, but maintained positions in both Research In Motion and EMI Group.

On the positive side, the Fund benefited from stock selection within the Energy sector. The top contributor to both absolute and relative performance was Petro-Canada (Energy). This integrated oil and gas company benefited from tight demand-supply conditions and a high pricing environment. Mitsubishi UFJ Financial (Financials) was the second largest contributor to both absolute and relative performance. The company is benefiting from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy. Additional leading contributors to performance during the annual period were TomTom (Technology Hardware & Equipment) and Roche Holdings (Pharmaceuticals & Biotechnology).

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight allocations to traditional growth sectors such as Health Care, Consumer Discretionary and Information Technology had a negative impact, as those areas underperformed Energy, Materials

--------------------------------------------------------------------------------

and Industrials, where we are underweight relative to the benchmark. As managers of a growth Fund, however, those sectors are not traditionally areas of focus for us.

WHAT IS THE OUTLOOK?
As usual, the Fund is positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading international companies that are poised to grow more rapidly than market expectations. The Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks.

Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI EAFE Index and Lipper International Growth Funds average as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have strong confidence in the Fund's investment team, process and positioning. We thank you for your continued support of the Fund.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                          10.9
-------------------------------------------------------------------
Consumer Staples                                            4.1
-------------------------------------------------------------------
Energy                                                      2.2
-------------------------------------------------------------------
Finance                                                    21.4
-------------------------------------------------------------------
Health Care                                                10.5
-------------------------------------------------------------------
Services                                                    7.7
-------------------------------------------------------------------
Technology                                                 24.5
-------------------------------------------------------------------
Transportation                                              4.2
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                     17.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Belgium                                                     1.0
-------------------------------------------------------------------
Brazil                                                      0.9
-------------------------------------------------------------------
Canada                                                      5.4
-------------------------------------------------------------------
Finland                                                     1.9
-------------------------------------------------------------------
France                                                     12.2
-------------------------------------------------------------------
Germany                                                     9.0
-------------------------------------------------------------------
Hong Kong                                                   0.4
-------------------------------------------------------------------
Ireland                                                     0.8
-------------------------------------------------------------------
Israel                                                      1.5
-------------------------------------------------------------------
Italy                                                       2.3
-------------------------------------------------------------------
Japan                                                      21.5
-------------------------------------------------------------------
Luxembourg                                                  2.3
-------------------------------------------------------------------
Mexico                                                      3.7
-------------------------------------------------------------------
Netherlands                                                 2.9
-------------------------------------------------------------------
South Korea                                                 3.2
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      2.3
-------------------------------------------------------------------
Switzerland                                                12.4
-------------------------------------------------------------------
Taiwan                                                      1.7
-------------------------------------------------------------------
United Kingdom                                             11.2
-------------------------------------------------------------------
Short-Term Investments                                     17.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IA          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
12/95                                                                      10000                              10000
                                                                           10255                              10137
                                                                           10340                              10137
                                                                           10491                              10327
                                                                           10883                              10640
                                                                           10791                              10480
                                                                           10785                              10533
                                                                           10406                              10183
                                                                           10478                              10243
                                                                           10646                              10497
                                                                           10638                              10392
                                                                           11174                              10793
12/96                                                                      11293                              10668
                                                                           11179                              10472
                                                                           11227                              10664
                                                                           11238                              10641
                                                                           11168                              10731
                                                                           11900                              11394
                                                                           12453                              12023
                                                                           12821                              12266
                                                                           11879                              11301
                                                                           12526                              11912
                                                                           11578                              10898
                                                                           11395                              10762
12/97                                                                      11331                              10886
                                                                           11463                              11211
                                                                           12238                              11959
                                                                           12821                              12373
                                                                           13117                              12461
                                                                           13205                              12235
                                                                           13227                              12189
                                                                           13367                              12305
                                                                           11419                              10570
                                                                           10981                              10346
                                                                           11786                              11430
                                                                           12470                              12044
12/98                                                                      12823                              12459
                                                                           13192                              12446
                                                                           12875                              12167
                                                                           13610                              12755
                                                                           14129                              13393
                                                                           13544                              12764
                                                                           14208                              13350
                                                                           14572                              13663
                                                                           14593                              13711
                                                                           14680                              13804
                                                                           15171                              14318
                                                                           16040                              14890
12/99                                                                      17933                              16310
                                                                           16926                              15425
                                                                           18155                              15842
                                                                           17990                              16438
                                                                           16997                              15520
                                                                           16284                              15123
                                                                           16919                              15767
                                                                           16397                              15145
                                                                           16620                              15332
                                                                           15759                              14482
                                                                           15003                              14021
                                                                           14326                              13392
12/00                                                                      14866                              13850
                                                                           14955                              14057
                                                                           13757                              12944
                                                                           12780                              12029
                                                                           13736                              12848
                                                                           13203                              12493
                                                                           12783                              12014
                                                                           12504                              11746
                                                                           12156                              11455
                                                                           10874                              10239
                                                                           11163                              10526
                                                                           11827                              11008
12/01                                                                      12082                              11150
                                                                           11540                              10672
                                                                           11575                              10749
                                                                           12220                              11378
                                                                           12164                              11407
                                                                           12312                              11531
                                                                           11772                              11033
                                                                           10576                               9957
                                                                           10454                               9958
                                                                            9216                               8902
                                                                            9901                               9380
                                                                           10365                               9831
12/02                                                                       9915                               9513
                                                                            9480                               9179
                                                                            9206                               8993
                                                                            9018                               8818
                                                                            9846                               9669
                                                                           10413                              10285
                                                                           10583                              10569
                                                                           10891                              10850
                                                                           11292                              11174
                                                                           11387                              11487
                                                                           12067                              12231
                                                                           12316                              12498
12/03                                                                      13197                              13452
                                                                           13362                              13668
                                                                           13677                              14016
                                                                           13771                              14102
                                                                           13398                              13663
                                                                           13493                              13694
                                                                           13832                              14004
                                                                           13203                              13596
                                                                           13226                              13705
                                                                           13624                              14145
                                                                           14133                              14637
                                                                           15002                              15653
12/04                                                                      15583                              16325
                                                                           15311                              16044
                                                                           15759                              16835
                                                                           15392                              16379
                                                                           15119                              15975
                                                                           15198                              16075
                                                                           15500                              16377
                                                                           16264                              16982
                                                                           16705                              17416
                                                                           17301                              18315
                                                                           16618                              17648
                                                                           16973                              18241
12/05                                                                      17861                              19119

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $17,861 ending value                       $19,119 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities IA   14.62%   3.74%    5.97%
-------------------------------------------------------------
International Opportunities
  IB(3)                          14.33%   3.50%    5.74%
-------------------------------------------------------------
MSCI AC World Free ex US Index   17.11%   6.66%    6.70%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TROND SKRAMSTAD
Senior Vice President, Partner

NICOLAS CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 14.62% for the year ended December 31, 2005. The Fund trailed the 17.11% return of the MSCI All-Country World Free ex-US Index and slightly trailed the Lipper International Core Funds VA-UF Average of 14.83%.

WHY DID THE FUND PERFORM THIS WAY?

Global equities markets moved higher during the period. Japan continued to outperform, helped by stable economic growth, improving consumer confidence, and strong corporate profits. Emerging Market equities continued to feed off of strong commodity prices and the Pacific Basin ex Japan benefited from strength in China. Europe also moved higher as corporate profits continued to grow despite the strengthening dollar.

During the period, the fund underperformed the broad market as represented by MSCI All-Country World Free ex-US by 250 basis points. Relative to the Fund's benchmark, regional overweight allocation in North America and underweight the UK were positive. Sector decisions detracted from performance, driven primarily by overweight positions in Health Care and Information Technology and being underweight in Materials and Financials. Strong stock selection in the Energy and Consumer Staples sectors was offset by poor stock selection in Health Care and Information Technology.

Despite underperforming the index, the Fund recorded strong absolute returns during the period. All sectors, with the exception of Telecom Services, delivered positive performance. Talisman Energy (Energy), Mitsubishi UFJ (Financials), and Orascom Telecom (Telecom) provided the greatest absolute and relative returns. Talisman and Orascom were not held in the Fund at the end of the period. Talisman benefited from a tight commodity price environment, and therefore higher earnings. Shares of Mitsubishi UFJ performed well as synergies of the merger between Mitsubishi and UFJ were recognized. Orascom continued to experience increases in wireless penetration rates in Northern Africa and the Middle East.

The three largest detractors from performance on an absolute basis were Elan (Pharmaceuticals), Vodafone (Telecom) and Deutsche Telekom (Telecom). Elan shares fell sharply on news that it would pull its promising new multiple sclerosis drug Tysabri from the market. Vodafone fell throughout the period as capacity utilization within the wireless market deteriorated. Deutsche Telekom suffered on declining margins and rising capex.

WHAT IS THE OUTLOOK?

The Fund will continue to apply a three-pronged strategy that considers fundamental company analysis as well as the attractiveness of countries and sectors. European equities represented the largest geographical position in the Fund at the end of the period.

--------------------------------------------------------------------------------

European companies have successfully restructured their businesses and balance sheets so that corporate profitability is back to the peak levels of 2000. The macro environment has some uncertainties such as slow growth, employment trends, political turmoil, and demographic pressures, but we believe the Fund can unlock relative value in European stocks, particularly in Media and Information Technology. The outlook for the Japanese market appears promising as economic, deregulation, and structural reform trends are all positive. From a sector standpoint, the Fund ended the period overweight Consumer Staples, Health Care and Consumer Discretionary and underweight Materials, Financials, and Information Technology.
DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            9.7
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    26.1
-------------------------------------------------------------------
Health Care                                                11.1
-------------------------------------------------------------------
Services                                                    3.2
-------------------------------------------------------------------
Technology                                                 16.3
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   5.1
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Austria                                                     1.1
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
Denmark                                                     0.7
-------------------------------------------------------------------
France                                                     13.8
-------------------------------------------------------------------
Germany                                                     1.9
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Hong Kong                                                   2.8
-------------------------------------------------------------------
Hungary                                                     0.2
-------------------------------------------------------------------
India                                                       1.0
-------------------------------------------------------------------
Ireland                                                     1.1
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      21.8
-------------------------------------------------------------------
Mexico                                                      1.8
-------------------------------------------------------------------
Netherlands                                                 3.0
-------------------------------------------------------------------
Russia                                                      0.5
-------------------------------------------------------------------
Singapore                                                   0.8
-------------------------------------------------------------------
South Korea                                                 1.2
-------------------------------------------------------------------
Spain                                                       3.7
-------------------------------------------------------------------
Sweden                                                      1.3
-------------------------------------------------------------------
Switzerland                                                10.9
-------------------------------------------------------------------
Taiwan                                                      4.2
-------------------------------------------------------------------
United Kingdom                                             14.3
-------------------------------------------------------------------
United States                                               0.7
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/ CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      ------------------------------
4/01                                                                      10000.00                           10000.00
                                                                          10356.00                           10051.00
                                                                           9781.00                            9730.00
                                                                           9610.00                            9365.00
                                                                           9631.00                            9388.00
                                                                           8374.00                            8233.00
                                                                           8926.00                            8554.00
                                                                           9559.00                            8875.00
12/01                                                                      9402.00                            8758.00
                                                                           9241.00                            8585.00
                                                                           9229.00                            8792.00
                                                                           9643.00                            9305.00
                                                                          10043.00                            9565.00
                                                                          10328.00                            9980.00
                                                                          10222.00                            9671.00
                                                                           9621.00                            9000.00
                                                                           9384.00                            8917.00
                                                                           8412.00                            8188.00
                                                                           8487.00                            8117.00
                                                                           8750.00                            8408.00
12/02                                                                      8924.00                            8345.00
                                                                           8673.00                            8223.00
                                                                           8635.00                            8207.00
                                                                           8611.00                            8157.00
                                                                           9629.00                            8834.00
                                                                          10403.00                            9576.00
                                                                          10562.00                           10030.00
                                                                          11039.00                           10357.00
                                                                          11564.00                           11015.00
                                                                          12315.00                           11642.00
                                                                          13064.00                           12443.00
                                                                          13114.00                           12423.00
12/03                                                                     13719.00                           13194.00
                                                                          14045.00                           13691.00
                                                                          14379.00                           14117.00
                                                                          14948.00                           14484.00
                                                                          14691.00                           14113.00
                                                                          14417.00                           14116.00
                                                                          14859.00                           14613.00
                                                                          14046.00                           14028.00
                                                                          13932.00                           14139.00
                                                                          14133.00                           14562.00
                                                                          14638.00                           15016.00
                                                                          15433.00                           16191.00
12/04                                                                     16047.00                           16992.00
                                                                          16470.00                           17232.00
                                                                          16891.00                           18014.00
                                                                          16425.00                           17637.00
                                                                          15922.00                           17128.00
                                                                          16041.00                           17210.00
                                                                          16444.00                           17537.00
                                                                          17108.00                           18172.00
                                                                          17463.00                           18693.00
                                                                          17910.00                           19398.00
                                                                          17461.00                           18832.00
                                                                          17823.00                           19517.00
12/05                                                                     19031.00                           20747.00

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $19,031 ending value                       $10,000 starting value
                                                   $20,747 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                1 YEAR   SINCE INCEPTION
-------------------------------------------------------------
International Small Company IA  18.60%       14.76%
-------------------------------------------------------------
International Small Company IB  18.30%       14.49%
-------------------------------------------------------------
S&P Citigroup Extended Market
  Euro-Pacific Index            22.10%       16.90%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund returned 18.60% for the year ended December 31, 2005. The Fund trailed the 22.10% return of the benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, but was ahead of the 14.83% return for the Lipper International Core VP-UF average.

WHY DID THE FUND PERFORM THIS WAY?

International small cap markets were characterized by both strength and breadth during 2005. Every sector in the benchmark rose during the year, led by Energy (up 50%), Industrials (up 30%), and Financials (up 27%). Mirroring a trend seen in the U.S., value investing was favored over growth, as the EMI Value rose [22.96%] versus a [21.15%] increase for the EMI Growth. Most of the market leading stocks in this environment were driven by macro-economic factors such as oil and metal prices. This is most unusual and probably not sustainable. As experienced investors, we believe that many of these stocks are now in momentum territory, having left their fundamental valuations far behind.

Though absolute returns remain strong, relative returns continue to be challenged by our contrarian, bottom-up approach within this momentum-driven market. It is consistent with our investment style to exhibit stronger relative returns in more "rational" markets where solid company fundamentals are rewarded. In momentum-driven markets such as the current one, our style tends to lag the benchmark as our fundamental analysis directs us away from holding many high flyers that have valuations beyond what we believe earnings growth can justify in the long run. Our approach will lead to a more defensive posture in such markets, which is where we find ourselves today.

Stock selection relative to the benchmark was weakest within the Technology and Consumer Discretionary sectors. ELMOS Semiconductor, a German integrated circuit manufacturer, and Swedish IT services company Teleca AB detracted from performance in Technology. Media stocks GCAP Media (United Kingdom), M6-Metropole TV (France), and Wolters Kluwer (Netherlands) also contributed to underperformance in the Consumer Discretionary sector. The stock that detracted the most from performance on an absolute and relative basis was Sorin, an Italian manufacturer of medical products.

The top contributors to relative performance during the period were Alstom (France), Union Tool (Japan), and Japan Petroleum (Japan). Alstom benefited from its recent restructuring efforts and additional contracts for its construction infrastructure services. Also contributing to relative performance was Industrial Bank of Korea, whose shares gained as the Korean retail bank grew profits through increased lending amid the recovering Korean economy. Finally,

--------------------------------------------------------------------------------

currency exposure was a net positive as our position hedging exposure to the U.S. dollar paid off when the dollar appreciated during the year.

WHAT IS THE OUTLOOK?
Effective January 12, 2006, Simon Thomas, Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), assumed lead portfolio manager responsibilities for the Fund. He is supported by Daniel Maguire, CFA, Equity Research Analyst and Nikunj Hindocha, CFA, Associate Director and Equity Research Analyst. Edward L. Makin will no longer serve as portfolio manager of the Fund. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the International Small Cap Opportunities team for the past four years. Mr. Hindocha has been involved in portfolio management and securities analysis for International Small Cap Opportunities team for the past three years. Mr. Maguire has been involved in portfolio management and securities analysis for the International Small Cap Opportunities team for the past two years.
We believe earnings growth and economic growth have peaked (but will remain decent) in the US and Europe while Japanese interest rates could rise by the end of 2006. Emerging markets are expected to continue their rapid growth. We believe that cyclical recovery plays, lower quality, and highly indebted companies have seen the best of their relative performance and that the stage is set for relative outperformance over the course of 2006-2007 by the higher quality, steady growth, reasonably valued companies we favor.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.9%
-------------------------------------------------------------------
Capital Goods                                               8.1
-------------------------------------------------------------------
Consumer Cyclical                                          11.8
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      2.9
-------------------------------------------------------------------
Finance                                                    17.1
-------------------------------------------------------------------
Health Care                                                12.4
-------------------------------------------------------------------
Services                                                   14.4
-------------------------------------------------------------------
Technology                                                  9.8
-------------------------------------------------------------------
Transportation                                              2.8
-------------------------------------------------------------------
Utilities                                                   0.9
-------------------------------------------------------------------
Short-Term Investments                                     26.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.4%
-------------------------------------------------------------------
Brazil                                                      0.4
-------------------------------------------------------------------
China                                                       2.0
-------------------------------------------------------------------
Denmark                                                     1.4
-------------------------------------------------------------------
Finland                                                     0.9
-------------------------------------------------------------------
France                                                      7.2
-------------------------------------------------------------------
Germany                                                     7.1
-------------------------------------------------------------------
Greece                                                      1.0
-------------------------------------------------------------------
Hong Kong                                                   0.0
-------------------------------------------------------------------
India                                                       0.8
-------------------------------------------------------------------
Italy                                                       3.3
-------------------------------------------------------------------
Japan                                                      28.1
-------------------------------------------------------------------
Liechtenstein                                               0.6
-------------------------------------------------------------------
Malaysia                                                    1.8
-------------------------------------------------------------------
Netherlands                                                 4.2
-------------------------------------------------------------------
South Africa                                                0.7
-------------------------------------------------------------------
South Korea                                                 1.1
-------------------------------------------------------------------
Spain                                                       0.5
-------------------------------------------------------------------
Sweden                                                      2.5
-------------------------------------------------------------------
Switzerland                                                 3.9
-------------------------------------------------------------------
Thailand                                                    1.6
-------------------------------------------------------------------
United Kingdom                                             23.3
-------------------------------------------------------------------
Short-Term Investments                                     26.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Stock HLS Fund  inception 1/3/1995
(subadvised by Lazard Asset Management, LLC)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment

(LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
12/95                                                                     10000.00                           10000.00
                                                                          10063.00                           10043.00
                                                                          10193.00                           10080.00
                                                                          10410.00                           10297.00
                                                                          10646.00                           10598.00
                                                                          10614.00                           10406.00
                                                                          10805.00                           10467.00
                                                                          10470.00                           10164.00
                                                                          10495.00                           10189.00
                                                                          10725.00                           10462.00
                                                                          10766.00                           10357.00
                                                                          11294.00                           10772.00
12/96                                                                     11397.00                           10636.00
                                                                          11125.00                           10266.00
                                                                          11408.00                           10437.00
                                                                          11672.00                           10477.00
                                                                          11608.00                           10535.00
                                                                          12083.00                           11223.00
                                                                          12835.00                           11845.00
                                                                          13112.00                           12039.00
                                                                          12315.00                           11142.00
                                                                          13339.00                           11769.00
                                                                          12515.00                           10867.00
                                                                          12596.00                           10759.00
12/97                                                                     12763.00                           10855.00
                                                                          13071.00                           11354.00
                                                                          13800.00                           12085.00
                                                                          14616.00                           12460.00
                                                                          14906.00                           12561.00
                                                                          15266.00                           12503.00
                                                                          15130.00                           12601.00
                                                                          15376.00                           12731.00
                                                                          13266.00                           11157.00
                                                                          12570.00                           10818.00
                                                                          13527.00                           11948.00
                                                                          14366.00                           12563.00
12/98                                                                     14865.00                           13062.00
                                                                          14719.00                           13027.00
                                                                          14391.00                           12719.00
                                                                          14914.00                           13253.00
                                                                          15619.00                           13793.00
                                                                          15104.00                           13086.00
                                                                          15689.00                           13599.00
                                                                          16240.00                           14006.00
                                                                          16569.00                           14061.00
                                                                          16581.00                           14205.00
                                                                          16875.00                           14740.00
                                                                          17220.00                           15256.00
12/99                                                                     18432.00                           16628.00
                                                                          17117.00                           15574.00
                                                                          17135.00                           15996.00
                                                                          17931.00                           16620.00
                                                                          17243.00                           15748.00
                                                                          17016.00                           15367.00
                                                                          17731.00                           15971.00
                                                                          17292.00                           15305.00
                                                                          17348.00                           15441.00
                                                                          16598.00                           14692.00
                                                                          16384.00                           14348.00
                                                                          16014.00                           13813.00
12/00                                                                     16628.00                           14307.00
                                                                          16533.00                           14300.00
                                                                          15641.00                           13229.00
                                                                          14456.00                           12353.00
                                                                          15213.00                           13220.00
                                                                          14867.00                           12764.00
                                                                          14368.00                           12246.00
                                                                          13828.00                           12025.00
                                                                          13638.00                           11722.00
                                                                          12065.00                           10538.00
                                                                          12226.00                           10807.00
                                                                          12556.00                           11206.00
12/01                                                                     12609.00                           11273.00
                                                                          12030.00                           10675.00
                                                                          12245.00                           10750.00
                                                                          13076.00                           11389.00
                                                                          13108.00                           11419.00
                                                                          13318.00                           11574.00
                                                                          12859.00                           11118.00
                                                                          11586.00                           10022.00
                                                                          11725.00                           10001.00
                                                                          10638.00                            8930.00
                                                                          11319.00                            9411.00
                                                                          11646.00                            9839.00
12/02                                                                     11381.00                            9509.00
                                                                          10787.00                            9113.00
                                                                          10721.00                            8904.00
                                                                          10663.00                            8736.00
                                                                          11573.00                            9602.00
                                                                          12199.00                           10193.00
                                                                          12327.00                           10445.00
                                                                          12400.00                           10700.00
                                                                          12614.00                           10960.00
                                                                          12885.00                           11300.00
                                                                          13550.00                           12005.00
                                                                          13919.00                           12274.00
12/03                                                                     14797.00                           13233.00
                                                                          15033.00                           13421.00
                                                                          15294.00                           13734.00
                                                                          15158.00                           13816.00
                                                                          14703.00                           13515.00
                                                                          14740.00                           13557.00
                                                                          14996.00                           13877.00
                                                                          14461.00                           13428.00
                                                                          14646.00                           13491.00
                                                                          15109.00                           13845.00
                                                                          15556.00                           14318.00
                                                                          16437.00                           15300.00
12/04                                                                     17063.00                           15972.00
                                                                          16691.00                           15681.00
                                                                          17333.00                           16362.00
                                                                          16888.00                           15957.00
                                                                          16465.00                           15600.00
                                                                          16435.00                           15624.00
                                                                          16588.00                           15837.00
                                                                          17043.00                           16324.00
                                                                          17612.00                           16741.00
                                                                          18294.00                           17490.00
                                                                          17832.00                           16980.00
                                                                          18105.00                           17400.00
12/05                                                                     19007.00                           18211.00

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $19,007 ending value                       $18,211 ending value

MSCI EAFE - THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/05)

                        1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------
International Stock IA  11.40%   2.71%     6.63%
------------------------------------------------------
MSCI EAFE Index         14.02%   4.94%     6.18%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. REINSBERG               MICHAEL A. BENNETT  GABRIELLE M. BOYLE         MICHAEL POWERS
Deputy Chairman, International  Managing Director,  Senior Managing Director,  Managing Director,
and Global Products             Portfolio Manager   Portfolio Manager          Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Stock HLS Fund, Class IA returned 11.40% for the year ended December 31, 2005. The Fund underperformed the Morgan Stanley Capital International Europe, Australasia and Far East Index, which returned 14.02% and the Lipper International Core Average which returned 14.83%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2005 proved to be another robust year for international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40 percent in the year. Japan's outperformance has coincided with the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Investors feel that Koizumi's strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit-growth, and a boom in mergers and acquisitions (M&A) activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years. Based on these signs of improving economic conditions, the European Central Bank raised interest rates in December, for the first time in five years, in an effort to curb inflation. However, a downturn in business sentiment in Germany, high unemployment, and cautious consumers, underscores the still fragile nature of the Eurozone's economy. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that the Bank of Japan will end its zero interest-rate policy fairly soon. From a sector perspective, materials, industrials, financials, and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive. Regionally, Japan was the top-performing country, while the United Kingdom lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns.

Stock selection in technology benefited the portfolio, as the shares of a Japanese manufacturer of motors for IT products (Nidec) rose after the company announced solid second-quarter results. We believe that the company should continue to benefit from the strength of its HDD (hard disk drive) motors business, as demand for digital music players continues to be positive. Stock selection in consumer discretionary also helped performance, as the shares of a large U.K. clothing retailer (Marks and Spencer) rose sharply, due to the company reporting better-than-expected earnings. The shares had traded sideways for the past year, but the CEO's restructuring efforts have begun to bear fruit, and the company is benefiting from a rebound in U.K. consumer confidence. Shares of a luxury goods holding also rose, as the company benefits from robust demand by affluent consumers. Stock selection in telecom services detracted from performance, as this group has been weak

--------------------------------------------------------------------------------

due to an increasingly competitive landscape in European wireless services and continued declines in wire-line telephony. However, we believe that the portfolio's holdings in this sector are undervalued, particularly in relation to their robust free-cash generation, and that investors' outlook for the group is overly pessimistic. An underweight position in Japan also hurt returns, as this was the top-performing country.
WHAT IS THE OUTLOOK?

The international economy demonstrated tremendous resiliency in 2005, as growth remained robust even as energy prices soared, and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain robust, and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, we would expect a market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate earnings growth slows from its current robust rate.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               1.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.1
-------------------------------------------------------------------
Consumer Staples                                            8.0
-------------------------------------------------------------------
Energy                                                     11.2
-------------------------------------------------------------------
Finance                                                    31.3
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    5.6
-------------------------------------------------------------------
Technology                                                 17.5
-------------------------------------------------------------------
Transportation                                              1.5
-------------------------------------------------------------------
Utilities                                                   2.3
-------------------------------------------------------------------
Short-Term Investments                                     22.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.9%
-------------------------------------------------------------------
France                                                     15.6
-------------------------------------------------------------------
Germany                                                     5.4
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Italy                                                       8.9
-------------------------------------------------------------------
Japan                                                      26.2
-------------------------------------------------------------------
Netherlands                                                 3.4
-------------------------------------------------------------------
Norway                                                      2.7
-------------------------------------------------------------------
Singapore                                                   1.3
-------------------------------------------------------------------
Switzerland                                                10.7
-------------------------------------------------------------------
United Kingdom                                             21.0
-------------------------------------------------------------------
Short-Term Investments                                     22.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford LargeCap Growth HLS Fund  inception 5/1/1998
(subadvised by Holland Capital Management, L.P.)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/05
Growth of a $10,000 investment

(LINE GRAPH)

                                                                     LARGECAP GROWTH IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/98                                                                      10000.00                           10000.00
                                                                           9798.00                            9828.00
                                                                          10439.00                           10227.00
                                                                          10592.00                           10118.00
                                                                           8773.00                            8655.00
                                                                           9185.00                            9210.00
                                                                          10084.00                            9959.00
                                                                          10647.00                           10562.00
12/98                                                                     11861.00                           11171.00
                                                                          12972.00                           11638.00
                                                                          12448.00                           11276.00
                                                                          13036.00                           11727.00
                                                                          12900.00                           12181.00
                                                                          12470.00                           11894.00
                                                                          13572.00                           12554.00
                                                                          13207.00                           12162.00
                                                                          13046.00                           12102.00
                                                                          12853.00                           11770.00
                                                                          13798.00                           12514.00
                                                                          14100.00                           12769.00
12/99                                                                     15090.00                           13521.00
                                                                          14349.00                           12842.00
                                                                          14210.00                           12599.00
                                                                          15981.00                           13830.00
                                                                          15473.00                           13414.00
                                                                          14903.00                           13139.00
                                                                          15355.00                           13463.00
                                                                          15248.00                           13253.00
                                                                          16022.00                           14075.00
                                                                          14392.00                           13333.00
                                                                          14033.00                           13276.00
                                                                          12480.00                           12230.00
12/00                                                                     12382.00                           12290.00
                                                                          13413.00                           12726.00
                                                                          11352.00                           11566.00
                                                                          10459.00                           10834.00
                                                                          11687.00                           11675.00
                                                                          11645.00                           11753.00
                                                                          11048.00                           11467.00
                                                                          10800.00                           11354.00
                                                                           9877.00                           10644.00
                                                                           9048.00                            9785.00
                                                                           9466.00                            9972.00
                                                                          10417.00                           10737.00
12/01                                                                     10538.00                           10831.00
                                                                           9995.00                           10673.00
                                                                           9523.00                           10467.00
                                                                           9946.00                           10861.00
                                                                           9139.00                           10203.00
                                                                           8956.00                           10128.00
                                                                           8298.00                            9407.00
                                                                           7703.00                            8674.00
                                                                           7860.00                            8730.00
                                                                           7089.00                            7782.00
                                                                           7685.00                            8466.00
                                                                           7884.00                            8964.00
12/02                                                                      7267.00                            8438.00
                                                                           7020.00                            8218.00
                                                                           6905.00                            8095.00
                                                                           7148.00                            8173.00
                                                                           7810.00                            8846.00
                                                                           8049.00                            9311.00
                                                                           8020.00                            9430.00
                                                                           8308.00                            9597.00
                                                                           8442.00                            9783.00
                                                                           8273.00                            9680.00
                                                                           8742.00                           10227.00
                                                                           8710.00                           10317.00
12/03                                                                      8969.00                           10857.00
                                                                           9210.00                           11056.00
                                                                           9432.00                           11210.00
                                                                           9377.00                           11041.00
                                                                           9161.00                           10868.00
                                                                           9308.00                           11017.00
                                                                           9415.00                           11231.00
                                                                           9124.00                           10859.00
                                                                           9080.00                           10903.00
                                                                           9241.00                           11021.00
                                                                           9348.00                           11189.00
                                                                           9702.00                           11642.00
12/04                                                                     10004.00                           12038.00
                                                                           9723.00                           11744.00
                                                                           9865.00                           11991.00
                                                                           9594.00                           11779.00
                                                                           9370.00                           11556.00
                                                                           9660.00                           11923.00
                                                                           9641.00                           11940.00
                                                                           9993.00                           12384.00
                                                                           9974.00                           12271.00
                                                                          10038.00                           12371.00
                                                                           9929.00                           12164.00
                                                                          10124.00                           12624.00
12/05                                                                     10103.00                           12628.00

    --- LARGECAP GROWTH IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $10,103 ending value                       $12,628 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/05)

                                        SINCE
                    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------
LargeCap Growth IA  0.99%    -3.99%     0.13%
----------------------------------------------------
S&P 500 Index       4.91%     0.54%     3.09%*
----------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford LargeCap Growth HLS Fund, Class IA returned 0.99% for the year ended December 31, 2005. The Fund under-performed the S&P 500 Index, which returned 4.91% and the Lipper LargeCap Growth Average which returned 7.33%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, energy and utilities were the best performing market sectors while consumer discretionary, telecommunication services, and information technology were the worst. The fund's under-performance during the year was principally due to disappointing performance in financials, information technology, and health care holdings. Doral Financial was the main detractor among financial holdings as the stock suffered considerably due to regulatory and accounting issues. After a number of disappointments we lost confidence in the company and sold the stock. Fannie Mae has been hurt by similar concerns, but we continue to own the name based upon its reasonable valuation. Motorola was the top performer in the information technology sector. In contrast, Lexmark International and Symantec Corp were the weakest within the group. Lexmark, a manufacturer and supplier of laser inkjet printers and supplies, languished throughout the year in the face of competitive pressures, market share losses, and lowered earnings. In our view, the stock was no longer appealing and was sold. Symantec, a provider of internet security software, was also down significantly due to lingering concerns about Microsoft entering the anti-virus software space in which they operate and investor cautiousness about the recent Veritas acquisition. We believe the commitment of additional resources to research and development combined with the acquisition provides an opportunity for Symantec to emerge as a single source for corporate security needs and that the worst is likely over for the stock. Among health care holdings, Teva Pharmaceuticals was a strong contributor with above average gains, while Boston Scientific and Biogen Idec experienced meaningful declines. Despite the short-term issues affecting these companies, we continue to hold the shares. We believe that health care offers attractive opportunities over the next several years due to the demographic shift in the U.S. caused by the large group of baby boomers entering retirement.

Our decision to overweight energy-related stocks added value since energy was one of the best performing market sectors. A number of energy holdings experienced big gains including XTO Energy and BJ Services which were among the top contributors to fund performance.

Despite the unfavorable stock selection experienced during 2005, we remain dedicated to our bottom-up fundamental investment philosophy and process of purchasing high quality, reasonably priced growth companies with a leadership position in their industries, strong managements, and strong competitive positioning.

WHAT IS THE OUTLOOK?

Stocks bounced around within a narrow trading range through most of 2005 as investors took on increased levels of risk in an attempt to earn returns similar to the double-digit index returns

--------------------------------------------------------------------------------

achieved by stocks in 2003 and 2004. The major large cap U.S. stock market indexes were lackluster with performance in the low single-digit range due to the numerous issues of concern to investors regarding the economy, interest rates, energy prices, and corporate profit growth. We are uncertain how long these concerns will linger or when they may be allayed. However, until clarity is attained, stock market returns will likely remain choppy. Investors who have been cautious remain anxious to put idle cash to work.

After the 15-16% compound annual rates of return experienced by stocks during the 20 years that ended in 2000, we expect real stock returns to go back to their historical norm of 7% for large cap stocks and 9% for mid and smaller cap stocks. We continue to believe that returns will be negatively affected by expected earnings per share growth rates in the single-digit range for S&P 500 stocks. We would expect gross domestic product growth of approximately 2-3% in the foreseeable future primarily because of the aging population and high energy prices, which also have an impact on discretionary spending, which is 70% of economic activity. Additionally, growth may be affected by the historically high level of total credit market debt, high energy prices, rising interest rates, and a possible housing bubble. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. Inflationary pressures have been evident in the energy segment, as well as in other commodity prices, and are producing modest increases in other areas. The Federal Reserve, however, remains committed to raising interest rates at a measured pace to keep inflation in check, although longer term inflation expectations remain contained. Should the Fed announce a halt to its rate increases, stocks will likely react favorably.

Our investment philosophy is grounded in bottom-up fundamental research. So therefore, despite any top-down views, we believe that in this environment of lower expectations our extensive investment experience and conservative investment philosophy of purchasing high quality, reasonably priced growth companies with a leadership position in their industries, strong managements, and strong competitive positioning, will produce superior results for long-term investors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Consumer Cyclical                                           5.4%
-------------------------------------------------------------------
Consumer Staples                                            2.7
-------------------------------------------------------------------
Energy                                                     13.7
-------------------------------------------------------------------
Finance                                                    15.2
-------------------------------------------------------------------
Health Care                                                21.2
-------------------------------------------------------------------
Services                                                    9.2
-------------------------------------------------------------------
Technology                                                 28.0
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   3.0
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Stock HLS Fund  inception 5/1/1998
(subadvised by Northern Capital Management LLC)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/05
Growth of a $10,000 investment

(LINE GRAPH)

                                                                      MIDCAP STOCK IA                  S&P MIDCAP 400 INDEX
                                                                      ---------------                  --------------------
5/98                                                                      10000.00                           10000.00
                                                                           9541.00                            9550.00
                                                                           9490.00                            9611.00
                                                                           9144.00                            9238.00
                                                                           7428.00                            7519.00
                                                                           7916.00                            8220.00
                                                                           8298.00                            8955.00
                                                                           8779.00                            9402.00
12/98                                                                      9711.00                           10537.00
                                                                           9426.00                           10128.00
                                                                           8904.00                            9597.00
                                                                           9091.00                            9866.00
                                                                           9510.00                           10643.00
                                                                           9531.00                           10690.00
                                                                          10111.00                           11261.00
                                                                           9902.00                           11022.00
                                                                           9703.00                           10645.00
                                                                           9390.00                           10316.00
                                                                           9796.00                           10842.00
                                                                          10140.00                           11411.00
12/99                                                                     10776.00                           12089.00
                                                                          10322.00                           11748.00
                                                                          11146.00                           12571.00
                                                                          11915.00                           13623.00
                                                                          11515.00                           13147.00
                                                                          11299.00                           12983.00
                                                                          11542.00                           13174.00
                                                                          11563.00                           13382.00
                                                                          12725.00                           14877.00
                                                                          12375.00                           14776.00
                                                                          11994.00                           14275.00
                                                                          10767.00                           13197.00
12/00                                                                     11715.00                           14207.00
                                                                          11824.00                           14523.00
                                                                          10988.00                           13694.00
                                                                          10303.00                           12677.00
                                                                          11525.00                           14075.00
                                                                          11688.00                           14403.00
                                                                          11473.00                           14345.00
                                                                          11276.00                           14132.00
                                                                          10926.00                           13669.00
                                                                           9621.00                           11969.00
                                                                          10076.00                           12498.00
                                                                          10726.00                           13428.00
12/01                                                                     11227.00                           14121.00
                                                                          11192.00                           14046.00
                                                                          11266.00                           14064.00
                                                                          11966.00                           15068.00
                                                                          12033.00                           15002.00
                                                                          11861.00                           14751.00
                                                                          11097.00                           13672.00
                                                                          10030.00                           12346.00
                                                                          10104.00                           12408.00
                                                                           9380.00                           11408.00
                                                                           9677.00                           11902.00
                                                                          10009.00                           12591.00
12/02                                                                      9761.00                           12074.00
                                                                           9543.00                           11721.00
                                                                           9304.00                           11442.00
                                                                           9432.00                           11539.00
                                                                          10079.00                           12377.00
                                                                          10829.00                           13402.00
                                                                          10861.00                           13573.00
                                                                          11213.00                           14055.00
                                                                          11592.00                           14692.00
                                                                          11426.00                           14467.00
                                                                          12284.00                           15561.00
                                                                          12721.00                           16103.00
12/03                                                                     12791.00                           16375.00
                                                                          13002.00                           16730.00
                                                                          13199.00                           17132.00
                                                                          13210.00                           17205.00
                                                                          12682.00                           16640.00
                                                                          12936.00                           16985.00
                                                                          13225.00                           17372.00
                                                                          12668.00                           16561.00
                                                                          12555.00                           16518.00
                                                                          13102.00                           17007.00
                                                                          13303.00                           17279.00
                                                                          13838.00                           18308.00
12/04                                                                     14433.00                           19074.00
                                                                          13941.00                           18588.00
                                                                          14080.00                           19211.00
                                                                          13943.00                           18998.00
                                                                          13254.00                           18260.00
                                                                          13955.00                           19360.00
                                                                          14079.00                           19809.00
                                                                          14679.00                           20849.00
                                                                          14546.00                           20617.00
                                                                          14639.00                           20775.00
                                                                          14150.00                           20329.00
                                                                          15029.00                           21322.00
12/05                                                                     15105.00                           21469.00

    --- MIDCAP STOCK IA                        --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $15,105 ending value                       $21,469 ending value

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/05)

                                          SINCE
                      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------
MidCap Stock IA        4.65%   5.21%      5.52%
------------------------------------------------------
S&P MidCap 400 Index  12.56%   8.61%    10.47%*
------------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DANIEL T. MURPHY, CFA
President and Chief Investment Officer

BRIAN A. HELLMER, CFA
Senior Vice President and Director of Research

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap Stock HLS Fund, Class IA returned 4.65% for the year ended December 31, 2005. The Fund underperformed the S&P MidCap 400 Index, which returned 12.56% and the Lipper MidCap Growth Average which returned 9.79%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The portfolio underperformed during the year for two main reasons -- (a) our underweight position to the strong-performing energy sector; and (b) stocks that experienced company-specific problems that lead to disappointing performance.

Our biggest disappointment and nearly half of the under-performance was in the healthcare sector where our med-tech, pharma and generic companies significantly underperformed the health services and biotechnology industries. A common theme among the under-performing companies was modest disappointments in near-term earnings revisions despite very compelling valuations. Underperformance also stemmed from our under-weighting to the energy sector, which was the best performing area in the index (+56%). This unexpected strong performance was a result of high prices and supply disruptions caused by two very large hurricanes in the Gulf Region during the second half of the year. We continue to see declining growth in demand and rising inventory positions in oil and other energy-related resources, and believe that the outlook for energy prices (and energy stocks) is poor as we head into 2006. Obviously, a natural disaster can delay these trends, but only temporarily. In general, the portfolio was under-exposed to companies with positive relative strength as we anticipated a change in leadership away from energy-related companies that did not occur.

From a stock selection standpoint, strength in names such as Cameco (+82%), Panera Bread (+62%), and Nextel Partners (+43%) was more than offset by disappointments in several of our healthcare holdings. In addition we had two of our holdings experience accounting and/or earnings related problems in the period -- Impax Labs (-33%) and Mercury Interactive (-39%). In both cases, negative news flow created large price drops on a single day that didn't allow us to avoid significant losses. The total negative impact of these two stocks was 150 basis points, which combined with the effect of the hurricanes on energy prices explains nearly half of our relative performance shortfall.

WHAT IS THE OUTLOOK?

We expect a slowing GDP environment and steady-to-falling energy prices in 2006, an environment that should lead investors to become more cautious on the outlook for cyclically sensitive companies. We also believe that consumer spending growth in the U.S. is likely to decelerate, hurt by modestly higher interest rates and the inability to leverage ever-higher real estate prices. Corporate profit growth is likely to moderate as well, but should still grow in the 8-10% range, allowing for continued acceleration in capital spending -- helped by record cash balances on corporate balance sheets.

For the bulk of the last 18 months, the best performing areas were those that benefited from higher commodity prices and consumer spending. We think that a rotation towards more traditional

--------------------------------------------------------------------------------

growth sectors is likely to occur -- particularly towards companies benefiting from accelerating capital spending and modestly lower oil prices. Our internal models suggest that there are numerous attractive stocks in these areas, and we are overweighted towards areas like technology, media and internet stocks. We believe that we are positioned to outperform a market that undergoes this rotation, and remain committed to owning high quality growth stocks.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.8%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                          10.8
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                     5.1
-------------------------------------------------------------------
Health Care                                                15.8
-------------------------------------------------------------------
Services                                                   20.4
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              2.0
-------------------------------------------------------------------
Short-Term Investments                                      5.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -4.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                LEHMAN MORTGAGE BACKED SECURITIES
                                                                  MORTGAGE SECURITIES IA                      INDEX
                                                                  ----------------------        ---------------------------------
12/95                                                                     10000                               10000
                                                                          10071                               10075
                                                                           9987                                9992
                                                                           9942                                9956
                                                                           9913                                9928
                                                                           9881                                9898
                                                                          10001                               10035
                                                                          10034                               10072
                                                                          10048                               10072
                                                                          10206                               10240
                                                                          10404                               10441
                                                                          10559                               10590
12/96                                                                     10507                               10535
                                                                          10573                               10613
                                                                          10600                               10649
                                                                          10509                               10548
                                                                          10672                               10716
                                                                          10766                               10821
                                                                          10884                               10948
                                                                          11092                               11154
                                                                          11067                               11128
                                                                          11203                               11269
                                                                          11324                               11394
                                                                          11353                               11431
12/97                                                                     11454                               11535
                                                                          11568                               11650
                                                                          11584                               11674
                                                                          11628                               11724
                                                                          11693                               11790
                                                                          11783                               11869
                                                                          11838                               11925
                                                                          11900                               11986
                                                                          12021                               12094
                                                                          12150                               12240
                                                                          12122                               12225
                                                                          12179                               12285
12/98                                                                     12223                               12338
                                                                          12299                               12426
                                                                          12260                               12376
                                                                          12336                               12459
                                                                          12389                               12517
                                                                          12305                               12447
                                                                          12251                               12403
                                                                          12188                               12319
                                                                          12200                               12319
                                                                          12379                               12519
                                                                          12426                               12591
                                                                          12439                               12597
12/99                                                                     12409                               12567
                                                                          12327                               12458
                                                                          12449                               12602
                                                                          12570                               12740
                                                                          12575                               12749
                                                                          12595                               12755
                                                                          12825                               13027
                                                                          12902                               13111
                                                                          13078                               13310
                                                                          13201                               13448
                                                                          13278                               13544
                                                                          13495                               13748
12/00                                                                     13685                               13969
                                                                          13877                               14187
                                                                          13960                               14268
                                                                          14043                               14351
                                                                          14038                               14371
                                                                          14103                               14466
                                                                          14127                               14497
                                                                          14375                               14754
                                                                          14482                               14885
                                                                          14668                               15108
                                                                          14861                               15316
                                                                          14758                               15175
12/01                                                                     14711                               15118
                                                                          14833                               15258
                                                                          14968                               15431
                                                                          14824                               15268
                                                                          15087                               15557
                                                                          15185                               15670
                                                                          15287                               15799
                                                                          15474                               15980
                                                                          15608                               16106
                                                                          15744                               16220
                                                                          15763                               16282
                                                                          15764                               16270
12/02                                                                     15911                               16440
                                                                          15971                               16480
                                                                          16059                               16590
                                                                          16049                               16592
                                                                          16110                               16661
                                                                          16145                               16674
                                                                          16149                               16701
                                                                          15820                               16389
                                                                          15927                               16505
                                                                          16155                               16786
                                                                          16112                               16727
                                                                          16157                               16762
12/03                                                                     16275                               16942
                                                                          16392                               17048
                                                                          16521                               17191
                                                                          16591                               17267
                                                                          16313                               16960
                                                                          16267                               16922
                                                                          16372                               17071
                                                                          16521                               17225
                                                                          16760                               17490
                                                                          16796                               17516
                                                                          16921                               17658
                                                                          16842                               17614
12/04                                                                     16945                               17738
                                                                          17038                               17832
                                                                          16951                               17749
                                                                          16917                               17716
                                                                          17106                               17912
                                                                          17224                               18054
                                                                          17287                               18119
                                                                          17206                               18028
                                                                          17355                               18189
                                                                          17259                               18092
                                                                          17163                               17966
                                                                          17214                               18024
12/05                                                                     17346                               18201

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,346 ending value                   $10,000 starting value
                                               $18,201 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                        1 YEAR  5 YEAR  10 YEAR
----------------------------------------------------
Mortgage Securities IA   2.36%   4.85%    5.66%
----------------------------------------------------
Mortgage Securities
  IB(3)                  2.11%   4.61%    5.41%
----------------------------------------------------
Lehman Mortgage Backed
  Securities Index       2.61%   5.43%    6.17%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund, Class IA returned 2.36% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index, which returned 2.61% and the Fund outperformed the Lipper U.S. Mortgage Average, which returned 2.03%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year, while long-term rates stayed relatively constant. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. However, a flat or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with longer bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. The result was that, despite concerns about record high fuel prices, rising commodity costs, and continued economic expansion, the markets remained confident in the Fed's ability to keep inflation in check. These benign long-term inflation expectations, coupled with what soon to be Federal Reserve Chairman Ben Bernanke termed the global savings glut were the impetus for long rates not rising.

The major fixed income sectors finished 2005 with positive gains. However, the returns for most of those sectors were below their long-term averages. After performing strongly in 2004, Mortgage-Backed Securities (MBS) underperformed in 2005 relative to U.S. Treasuries. Low volatility in long-term interest rates (relative to the rising short-term rates), such as we experienced in 2005, is generally a positive environment for mortgages. Unfortunately, the massive curve flattening outweighed this positive benefit. The two year Treasury rate ended the year 125 basis points higher, while the 10 year rate was only up 15 basis points. This flattening of the curve reduced the carry incentive (higher yields of longer maturities relative to shorter ones), and thus the attractiveness of MBS, to banks and other investors. Banks were the biggest purchasers of mortgages starting the year. However, their reduced purchasing, especially in the latter half of the year, coupled with higher net supply of fixed mortgages and Fannie Mae's selling of almost $200 billion mortgage securities, resulted in the under

--------------------------------------------------------------------------------

performance of the sector relative to duration matched Treasury securities.

The Fund's duration, or sensitivity to interest rate movements, may be tactically managed in a limited range around the duration of the benchmark. In general for the first 10 months of the year, the Fund was defensively positioned with a duration that was short of the Index. Towards the end of the year, the duration was then raised to be approximately in-line with the benchmark. This duration management was effective and added positively to relative performance. Similarly, the Fund's yield curve positioning contributed to excess return, since throughout the year the Fund had been proactively positioned for the flattening yield curve. Due to regulatory diversification requirements the Fund will maintain more than a 20% exposure to sectors other than Agency MBS. Moving through 2005, the out-of-index sector allocations and individual security selection had mixed results. As such, the sector and issue selection had less meaningful impact upon performance than the positive contributions from the duration and yield curve strategies.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. With a new Fed Chairman in 2006 and a likely change to Federal Open Market Committee (FOMC) policy direction, we believe that interest rate volatility and risk premiums could rise, which would adversely impact the returns of spread product relative to U.S. Treasuries. Technical factors remain negative, with little buying by banks, government sponsored entities, and foreigners. Fundamental factors are neutral on an aggregate price basis, as well as on an option-adjusted spread basis. The average mortgage in the Lehman Brothers Mortgage Index is below par. This is a positive situation because it means the securities are less refinancable. Overall, we maintain our neutral view on the MBS market, and will look to position the Fund defensively within the mortgage sector to limit exposure to a rise in both interest rate volatility and spreads.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              29.8%
-------------------------------------------------------------------
U.S. Government Agencies                                   74.6
-------------------------------------------------------------------
U.S. Government Securities                                  1.8
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        94.4%
-------------------------------------------------------------------
AA                                                          2.8
-------------------------------------------------------------------
A                                                           1.8
-------------------------------------------------------------------
BBB                                                         0.1
-------------------------------------------------------------------
NR                                                          0.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
12/95                                                                      10000                              10000
                                                                            9876                               9917
                                                                           10438                              10369
                                                                           10740                              10574
                                                                           11669                              11386
                                                                           12229                              11970
                                                                           11552                              11192
                                                                           10508                               9826
                                                                           11284                              10553
                                                                           12085                              11097
                                                                           11173                              10618
                                                                           11158                              10913
12/96                                                                      10764                              11126
                                                                           10645                              11404
                                                                            9442                              10715
                                                                            8704                               9959
                                                                            8451                               9844
                                                                            9879                              11324
                                                                           10170                              11708
                                                                           10728                              12308
                                                                           10477                              12677
                                                                           11173                              13688
                                                                           10686                              12866
                                                                           10663                              12560
12/97                                                                      10918                              12567
                                                                           10702                              12399
                                                                           11861                              13494
                                                                           12624                              14060
                                                                           12593                              14146
                                                                           11941                              13118
                                                                           12410                              13252
                                                                           11496                              12146
                                                                            9127                               9342
                                                                            9699                              10289
                                                                           10368                              10826
                                                                           11647                              11665
12/98                                                                      13229                              12721
                                                                           14190                              13293
                                                                           12415                              12077
                                                                           13365                              12507
                                                                           13867                              13612
                                                                           13996                              13634
                                                                           15849                              14352
                                                                           16140                              13908
                                                                           16504                              13388
                                                                           17223                              13646
                                                                           19685                              13996
                                                                           22054                              15475
12/99                                                                      27682                              18203
                                                                           28107                              18033
                                                                           38882                              22229
                                                                           35091                              19893
                                                                           29381                              17884
                                                                           25203                              16318
                                                                           31014                              18426
                                                                           28730                              16847
                                                                           34391                              18619
                                                                           32444                              17694
                                                                           29504                              16258
                                                                           21242                              13306
12/00                                                                      23508                              14120
                                                                           23877                              15263
                                                                           19570                              13171
                                                                           17603                              11973
                                                                           19315                              13439
                                                                           19314                              13750
                                                                           20053                              14125
                                                                           18613                              12920
                                                                           17408                              12114
                                                                           14204                              10159
                                                                           15643                              11136
                                                                           17401                              12066
12/01                                                                      18765                              12817
                                                                           18169                              12361
                                                                           17167                              11561
                                                                           18941                              12566
                                                                           18146                              12294
                                                                           16876                              11575
                                                                           15307                              10594
                                                                           13237                               8965
                                                                           13203                               8961
                                                                           12113                               8314
                                                                           13060                               8735
                                                                           14486                               9600
12/02                                                                      13354                               8938
                                                                           12922                               8695
                                                                           12345                               8463
                                                                           12506                               8591
                                                                           13664                               9404
                                                                           15266                              10463
                                                                           15665                              10665
                                                                           16732                              11471
                                                                           17889                              12087
                                                                           17905                              11781
                                                                           19260                              12799
                                                                           19754                              13217
12/03                                                                      20039                              13276
                                                                           21240                              13973
                                                                           21210                              13952
                                                                           21047                              14017
                                                                           20119                              13313
                                                                           20343                              13578
                                                                           21026                              14030
                                                                           19340                              12770
                                                                           19071                              12496
                                                                           20109                              13186
                                                                           20755                              13507
                                                                           22190                              14649
12/04                                                                      23131                              15175
                                                                           22112                              14491
                                                                           22736                              14690
                                                                           22461                              14139
                                                                           21449                              13239
                                                                           23029                              14173
                                                                           23713                              14631
                                                                           25337                              15654
                                                                           24903                              15433
                                                                           24885                              15556
                                                                           24056                              14981
                                                                           25502                              15829
12/05                                                                      25681                              15805

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,681 ending value                       $15,805 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
SmallCap Growth IA         11.02%(3)  1.78%   9.89%
-------------------------------------------------------
SmallCap Growth IB(2)      10.78%(3)  1.54%   9.62%
-------------------------------------------------------
Russell 2000 Growth Index   4.15%     2.28%   4.68%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for class IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

DORIS T. DWYER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 11.02% for the year ended December 31, 2005. The Fund outperformed the Russell 2000 Growth Index, which gained 4.15% and the Lipper Small-Cap Growth VP UF average, which returned 7.50%.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets posted modest gains during the period, although small cap growth stocks slightly trailed the broad market when measured using the Russell 2000 Growth and S&P 500 indexes, which returned 4.15% and 4.91%, respectively.

Superior stock selection drove the Fund's outperformance relative to the benchmark. Health Care, Information Technology and Industrials were the areas of greatest strength relative to the benchmark. United Defense Industries (Capital Goods), Frontier Oil Corp (Energy) and Abgenix (Pharma & Biotech) were top contributors to both relative and absolute returns. United Defense Industries benefited from a $75 per share buyout offer by BAE Systems, the largest UK defense company. The buyout (all cash offer) was at more than a 40% premium to the prior night's close. We sold United Defense during the annual period. Frontier Oil benefited from higher oil prices, while Abgenix shares were up on news that it would be acquired by biotechnology giant Amgen, in a $2.2 billion deal.

Stock selection within Telecommunication Services and Consumer Staples detracted from overall performance relative to the benchmark. In terms of individual names, R&G Financials (Banks) and NPS Pharmaceuticals (Pharmaceuticals & Biotechnology) were the largest detractors from relative and absolute performance. R&G Financial (Banks) declined as a result of earnings restatements and an SEC investigation. We no longer held the stock as of the end of the period. NPS Pharmaceuticals (Pharmaceuticals & Biotechnology) was negatively impacted by concerns over its osteoporosis drug, Preoss. The Fund did not own strong performer Intuitive Surgical (Health Care Equipment) which was a main detractor from relative performance.

WHAT IS THE OUTLOOK?

We believe that continued, albeit decelerating, earnings growth will support stocks in the near term. However, aggressive pro-growth policies are being offset by structural imbalances and slower consumption growth as the housing boom deflates and oil prices remain high. While the Federal Reserve Board increased rates as expected, the minutes reveal some support for a move toward a more dovish stance in 2006.

As a result of the Fund's investment approach, sector positioning at the end of the period was in-line with the Russell 2000 Growth Index, resulting in the greatest exposure to Information Technology, Health Care and Consumer Discretionary sectors.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               4.1
-------------------------------------------------------------------
Consumer Cyclical                                          10.7
-------------------------------------------------------------------
Energy                                                      5.9
-------------------------------------------------------------------
Finance                                                    10.5
-------------------------------------------------------------------
Health Care                                                20.9
-------------------------------------------------------------------
Services                                                   13.0
-------------------------------------------------------------------
Technology                                                 23.3
-------------------------------------------------------------------
Transportation                                              4.8
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     28.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (27.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Value HLS Fund  inception 5/1/1998
(subadvised by Janus Capital Management LLC with Perkins, Wolf, McDonnell & Company, LLC)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/98                                                                      10000.00                           10000.00
                                                                           9579.00                            9646.00
                                                                           9640.00                            9591.00
                                                                           9231.00                            8840.00
                                                                           7641.00                            7456.00
                                                                           8136.00                            7877.00
                                                                           9042.00                            8111.00
                                                                           9179.00                            8330.00
12/98                                                                      9452.00                            8591.00
                                                                           9451.00                            8396.00
                                                                           8755.00                            7823.00
                                                                           8851.00                            7759.00
                                                                          10051.00                            8467.00
                                                                          10481.00                            8727.00
                                                                          10993.00                            9043.00
                                                                          10735.00                            8829.00
                                                                          10351.00                            8506.00
                                                                          10298.00                            8336.00
                                                                          10172.00                            8169.00
                                                                          10497.00                            8211.00
12/99                                                                     10901.00                            8464.00
                                                                          10464.00                            8242.00
                                                                          10391.00                            8746.00
                                                                          11268.00                            8787.00
                                                                          11273.00                            8839.00
                                                                          11640.00                            8704.00
                                                                          11271.00                            8959.00
                                                                          11687.00                            9257.00
                                                                          12659.00                            9671.00
                                                                          12472.00                            9616.00
                                                                          12663.00                            9582.00
                                                                          12448.00                            9387.00
12/00                                                                     13844.00                           10395.00
                                                                          14669.00                           10682.00
                                                                          14436.00                           10668.00
                                                                          14125.00                           10497.00
                                                                          15107.00                           10982.00
                                                                          15506.00                           11265.00
                                                                          16109.00                           11718.00
                                                                          15838.00                           11455.00
                                                                          15572.00                           11416.00
                                                                          13412.00                           10155.00
                                                                          14384.00                           10421.00
                                                                          15633.00                           11169.00
12/01                                                                     16753.00                           11853.00
                                                                          16975.00                           12011.00
                                                                          16888.00                           12084.00
                                                                          18013.00                           12989.00
                                                                          18229.00                           13446.00
                                                                          17426.00                           13001.00
                                                                          17032.00                           12713.00
                                                                          14634.00                           10824.00
                                                                          14629.00                           10777.00
                                                                          13061.00                           10007.00
                                                                          13409.00                           10157.00
                                                                          14787.00                           10968.00
12/02                                                                     14212.00                           10500.00
                                                                          13853.00                           10204.00
                                                                          13535.00                            9861.00
                                                                          13618.00                            9966.00
                                                                          14598.00                           10913.00
                                                                          15862.00                           12027.00
                                                                          15979.00                           12231.00
                                                                          16785.00                           12841.00
                                                                          17643.00                           13329.00
                                                                          17167.00                           13176.00
                                                                          18154.00                           14250.00
                                                                          18772.00                           14797.00
12/03                                                                     19677.00                           15332.00
                                                                          20076.00                           15862.00
                                                                          20382.00                           16169.00
                                                                          20641.00                           16393.00
                                                                          19965.00                           15545.00
                                                                          20100.00                           15732.00
                                                                          20907.00                           16531.00
                                                                          20071.00                           15771.00
                                                                          20261.00                           15926.00
                                                                          20792.00                           16556.00
                                                                          21057.00                           16813.00
                                                                          22146.00                           18305.00
12/04                                                                     22429.00                           18742.00
                                                                          21766.00                           18017.00
                                                                          22569.00                           18375.00
                                                                          22337.00                           17997.00
                                                                          21432.00                           17068.00
                                                                          22228.00                           18109.00
                                                                          22983.00                           18910.00
                                                                          24123.00                           19986.00
                                                                          23703.00                           19527.00
                                                                          23977.00                           19495.00
                                                                          23330.00                           19005.00
                                                                          24313.00                           19776.00
12/05                                                                     24249.00                           19625.00

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $24,249 ending value                       $19,625 ending value

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance may be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
SmallCap Value IA         8.11%    11.86%    12.24%
----------------------------------------------------------
SmallCap Value IB(3)      7.83%    11.64%    11.99%
----------------------------------------------------------
Russell 2000 Value Index  4.71%    13.55%     9.18%*
----------------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ROBERT H. PERKINS
President & Chief Investment Officer

THOMAS H. PERKINS
Investment Manager

TODD PERKINS
Investment Manager

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

During the 12-months ended December 31, 2005, Hartford SmallCap Value HLS Fund, Class IA returned 8.11% versus a return of 4.71% for its primary benchmark, the Russell 2000(R) Value Index and the Lipper SmallCap Value Average which returned 7.56%.

The primary reason for the Fund's out-performance was solid stock picking, specifically in the materials and health care areas, and our overweight energy position, which was more than double that of its benchmark. In contrast, gains were tempered by setbacks experienced by some auto related picks in the consumer group. We have been pleased to see relative performance improve, as we would expect, in a less momentum driven small-cap market compared to the last few years.

STRATEGY IN THIS ENVIRONMENT

The stock market was unable to mount a significant rally in the fourth quarter, and the major U.S. indexes finished an essentially flat year with little fanfare. The primary obstacle to bullish sentiment remained uncertainty over how the Federal Reserve Board might act in 2006. With the Fed continuing to raise interest rates to 4.25% during the fourth quarter, investors began to grow eager for an end to the tightening cycle. Meanwhile, an analysis of the relationship between short- and long-term yields in the bond market sparked debate over whether an economic slowdown could lie ahead. On the positive side, consumer confidence rebounded during the quarter, the unemployment rate remained low, and Americans continued to spend despite relatively high energy prices.

We've mentioned in past commentaries that the historically high valuations we have been finding in our small-cap universe didn't jive with the headwinds we were seeing, such as a steady tightening by the Federal Reserve, historically high operating margins and the increasing debt load of the average consumer. We have had trouble finding attractive longer-term risk/reward relationships to replace those holdings that have reached our price targets, and as a result our cash position has remained historically high. The Portfolio, however, has performed relatively well in a more difficult 2005. Our cash is the reciprocal of our bottom-up process, and we won't stretch that process in order to potentially capture short-term rewards.

ENERGY, MATERIALS AND HEALTHCARE CONTRIBUTED TO PERFORMANCE

We were rewarded for maintaining what has been a multi-year overweight position versus the benchmark in energy, as it was the best performing group during the past 12-months. While we pared back our weighting during the last few months of the period, as some of the stocks we owned achieved our objectives, we don't think the stocks we still own in the energy sector fully reflect fair value based on longer-term normalized commodity prices. The

--------------------------------------------------------------------------------

Fund has a focus on exploration and production companies, and all else being equal, we would likely look to add back to the group on any significant weakness.

Within the materials sector, our holding in Arch Coal led the entire Fund for the year. As energy prices surged, Arch did as well. The stock still trades at a discount to the value of its reserves, and we maintain a reduced position. Also, Lubrizol, has done a good job of integrating a recent acquisition, taking costs out and generating a fair amount of cash flow. It, too, was one of the Fund's top contributors.

Results in the healthcare sector were highly influenced by merger and acquisition activity. We have said in the past that while we don't count on buy-outs, it is a nice affirmation of our investment process. Over the last year, Accredo Health, Priority Healthcare and Province Healthcare were all acquired at substantial premiums to their stock prices. We maintained an overweight position in the sector; with investments in what we feel are quality equipment and service providers, with solid balance sheets and cash flows.

AUTO-RELATED STOCKS AND PERRIGO HINDERED PERFORMANCE

The woes of the automobile industry, which extended to the smallest suppliers as the ripple of slowing sales levels spread, tripped up equipment manufacturers such as Superior Industries. Superior struggled against pricing headwinds, and its seemingly weaker competitors' willingness to take those lower prices, for much of the year. The company has used its balance sheet strength to help improve its low cost position in the industry. In addition, there has been evidence that competitors are being forced out, and with the shares of Superior trading near tangible book value, we are optimistic about the stock's long-term prospects.

Another detractor was Cooper Tire & Rubber, which declined as a result of cost pressures. The company divested its auto parts business and began to ramp up its high performance tire division. Cooper Tire has ample cash on its balance sheet to pay down debt and/or buy back shares, and with the shares trading near tangible book value, we added to our position.

Also holding back our results was Perrigo, which declined due to new regulations on its pseudoephedrine products. This surprise had nothing to do with their product's efficacy, but rather an attempt to limit misuse. Taking the products behind the counter and dedicating resources toward developing substitutes caused some temporary shortfalls relative to expectations. We believe much of this is behind Perrigo, and with its generic prescription business growing, we feel comfortable with our current position in the stock.

INVESTMENT STRATEGY AND OUTLOOK

Heading into 2006, there are several macroeconomic elements at work that we will be tracking. We are particularly interested to see if and when the Federal Reserve Board opts to end its campaign to raise interest rates, which, if history is any guide, could benefit spread-based financial companies like thrifts and savings and loan firms. Another area to watch is the housing market, where many see the potential for deflation. Investors are concerned that the U.S. consumer has been propped up by a housing bubble. If housing prices retreat significantly, the economy could suffer, given that consumer spending accounts for two-thirds of the United States' gross domestic product.

In terms of the small-cap universe, we think it's important to point out that small-cap stocks have outperformed large-cap stocks for the last five years or so, and that value has outperformed growth. Valuation disparities between large caps and small caps have widened, while the valuation differential between traditional growth and value areas has increasingly blurred. As always, our focus will be on individual stock selection, and this approach could become even more critical should the environment turn less favorable for small caps. Maintaining our discipline, and putting cash to work only in attractive risk reward situations, should enable us to continue to add to what has been an outstanding long-term track record.

Thank you for your investment with Janus.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.5%
-------------------------------------------------------------------
Capital Goods                                               2.4
-------------------------------------------------------------------
Consumer Cyclical                                          12.4
-------------------------------------------------------------------
Consumer Staples                                            0.5
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                 7.5
-------------------------------------------------------------------
Services                                                    5.8
-------------------------------------------------------------------
Technology                                                  4.7
-------------------------------------------------------------------
Transportation                                              5.1
-------------------------------------------------------------------
Short-Term Investments                                     14.2
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                      10000                              10000
                                                                           10303                              10340
                                                                           10474                              10436
                                                                           10606                              10537
                                                                           10781                              10692
                                                                           11098                              10967
                                                                           11183                              11009
                                                                           10803                              10523
                                                                           10960                              10745
                                                                           11570                              11349
                                                                           11817                              11662
                                                                           12733                              12543
12/96                                                                      12437                              12295
                                                                           13219                              13062
                                                                           13285                              13165
                                                                           12830                              12625
                                                                           13574                              13378
                                                                           14389                              14192
                                                                           15180                              14827
                                                                           16282                              16006
                                                                           15248                              15110
                                                                           16053                              15937
                                                                           15529                              15406
                                                                           16203                              16118
12/97                                                                      16339                              16395
                                                                           16543                              16576
                                                                           17798                              17771
                                                                           18794                              18680
                                                                           19212                              18868
                                                                           18883                              18544
                                                                           19829                              19297
                                                                           20017                              19092
                                                                           17086                              16331
                                                                           17850                              17378
                                                                           19460                              18790
                                                                           20659                              19929
12/98                                                                      21808                              21077
                                                                           22477                              21958
                                                                           21973                              21275
                                                                           22967                              22126
                                                                           23921                              22983
                                                                           23176                              22441
                                                                           24656                              23687
                                                                           23952                              22947
                                                                           23661                              22833
                                                                           23064                              22207
                                                                           24321                              23612
                                                                           24671                              24092
12/99                                                                      26122                              25511
                                                                           24707                              24229
                                                                           24314                              23771
                                                                           26826                              26095
                                                                           26031                              25310
                                                                           25563                              24790
                                                                           25870                              25402
                                                                           25365                              25005
                                                                           26618                              26557
                                                                           25426                              25155
                                                                           25572                              25049
                                                                           24026                              23075
12/00                                                                      24282                              23189
                                                                           24931                              24011
                                                                           23185                              21823
                                                                           21598                              20441
                                                                           23188                              22027
                                                                           23381                              22175
                                                                           22378                              21636
                                                                           22122                              21423
                                                                           20592                              20083
                                                                           19158                              18462
                                                                           19624                              18815
                                                                           21156                              20258
12/01                                                                      21312                              20436
                                                                           20788                              20138
                                                                           20491                              19750
                                                                           21237                              20492
                                                                           19410                              19251
                                                                           19134                              19109
                                                                           17783                              17749
                                                                           16681                              16366
                                                                           16543                              16472
                                                                           14707                              14684
                                                                           16041                              15974
                                                                           17252                              16913
12/02                                                                      16145                              15921
                                                                           15723                              15505
                                                                           15413                              15273
                                                                           15477                              15421
                                                                           16663                              16690
                                                                           17481                              17568
                                                                           17742                              17793
                                                                           18189                              18107
                                                                           18429                              18459
                                                                           18133                              18264
                                                                           19094                              19296
                                                                           19272                              19466
12/03                                                                      20419                              20486
                                                                           20526                              20862
                                                                           20681                              21151
                                                                           20324                              20832
                                                                           20056                              20506
                                                                           20322                              20787
                                                                           20769                              21191
                                                                           20027                              20489
                                                                           20043                              20572
                                                                           19978                              20794
                                                                           19951                              21112
                                                                           20589                              21966
12/04                                                                      21270                              22713
                                                                           20896                              22160
                                                                           21338                              22626
                                                                           20730                              22226
                                                                           20540                              21804
                                                                           21246                              22497
                                                                           21205                              22530
                                                                           22164                              23367
                                                                           22227                              23154
                                                                           22471                              23341
                                                                           22197                              22952
                                                                           23116                              23819
12/05                                                                      23316                              23828

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $23,316 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IA        9.62%  -0.81%    8.83%
-------------------------------------------
Stock IB(3)     9.35%  -1.04%    8.59%
-------------------------------------------
S&P 500 Index   4.91%   0.55%    9.07%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 9.62% for the year ended December 31, 2005, outperforming the average return of 5.77% by its Lipper Large Cap Core peer group, and the 4.91% return of its benchmark, the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Markets were subject to significant volatility during this period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp rise in November. Overall, the large cap indices outperformed small caps for the year, though both significantly lagged mid caps.

The Fund outperformed during the quarter due to strong stock selection in eight of ten economic sectors, most notably in Financials, Health Care, and Technology. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

The Fund had broad outperformance during the year, but among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Apple (Technology). Fannie Mae declined due to regulatory scrutiny of their accounting practices. Apple was a detractor on a relative basis as the Fund did not hold this strong performing stock.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of The Hartford Stock HLS Fund when Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with The Hartford funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for

--------------------------------------------------------------------------------

The Hartford Capital Appreciation Fund. On November 1, 2005, Peter I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team.

The team will continue to manage the fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. Their bottom-up investment approach resulted in the Fund being overweight Consumer Discretionary and Information Technology, and Telecommunications and underweight Consumer Staples and Energy at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.5
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                13.0
-------------------------------------------------------------------
Services                                                    5.7
-------------------------------------------------------------------
Technology                                                 26.3
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.3
-------------------------------------------------------------------
Short-Term Investments                                      5.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(formerly Hartford Bond HLS Fund)
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
12/95                                                                    10000                                10000
                                                                         10051                                10066
                                                                          9852                                 9891
                                                                          9786                                 9822
                                                                          9702                                 9767
                                                                          9699                                 9747
                                                                          9819                                 9878
                                                                          9840                                 9904
                                                                          9823                                 9888
                                                                          9995                                10060
                                                                         10217                                10283
                                                                         10433                                10459
12/96                                                                    10352                                10361
                                                                         10396                                10394
                                                                         10442                                10420
                                                                         10333                                10304
                                                                         10468                                10458
                                                                         10584                                10558
                                                                         10737                                10683
                                                                         11100                                10972
                                                                         10984                                10879
                                                                         11158                                11040
                                                                         11300                                11200
                                                                         11372                                11251
12/97                                                                    11527                                11365
                                                                         11686                                11510
                                                                         11676                                11501
                                                                         11732                                11540
                                                                         11783                                11600
                                                                         11908                                11710
                                                                         12021                                11810
                                                                         12017                                11835
                                                                         12123                                12028
                                                                         12444                                12309
                                                                         12311                                12244
                                                                         12436                                12314
12/98                                                                    12467                                12351
                                                                         12565                                12438
                                                                         12245                                12221
                                                                         12319                                12288
                                                                         12383                                12327
                                                                         12219                                12219
                                                                         12147                                12180
                                                                         12120                                12128
                                                                         12098                                12122
                                                                         12216                                12263
                                                                         12263                                12308
                                                                         12271                                12307
12/99                                                                    12215                                12248
                                                                         12192                                12208
                                                                         12340                                12355
                                                                         12530                                12518
                                                                         12509                                12482
                                                                         12517                                12476
                                                                         12804                                12735
                                                                         12884                                12851
                                                                         13047                                13038
                                                                         13129                                13120
                                                                         13164                                13206
                                                                         13362                                13423
12/00                                                                    13680                                13673
                                                                         13997                                13896
                                                                         14075                                14016
                                                                         14112                                14086
                                                                         14086                                14027
                                                                         14169                                14111
                                                                         14152                                14165
                                                                         14488                                14482
                                                                         14670                                14649
                                                                         14707                                14819
                                                                         14971                                15129
                                                                         14914                                14920
12/01                                                                    14867                                14824
                                                                         14923                                14944
                                                                         14986                                15089
                                                                         14776                                14839
                                                                         15083                                15127
                                                                         15244                                15255
                                                                         15241                                15386
                                                                         15274                                15573
                                                                         15568                                15836
                                                                         15704                                16092
                                                                         15781                                16018
                                                                         15958                                16013
12/02                                                                    16366                                16345
                                                                         16504                                16360
                                                                         16765                                16585
                                                                         16787                                16573
                                                                         17004                                16709
                                                                         17395                                17021
                                                                         17386                                16987
                                                                         16870                                16416
                                                                         17003                                16525
                                                                         17454                                16962
                                                                         17341                                16804
                                                                         17421                                16845
12/03                                                                    17650                                17016
                                                                         17806                                17153
                                                                         17951                                17339
                                                                         18057                                17469
                                                                         17631                                17014
                                                                         17569                                16946
                                                                         17655                                17042
                                                                         17807                                17211
                                                                         18116                                17539
                                                                         18194                                17586
                                                                         18374                                17734
                                                                         18305                                17592
12/04                                                                    18466                                17754
                                                                         18560                                17866
                                                                         18503                                17760
                                                                         18395                                17669
                                                                         18637                                17908
                                                                         18792                                18102
                                                                         18929                                18201
                                                                         18812                                18035
                                                                         19025                                18266
                                                                         18840                                18078
                                                                         18684                                17935
                                                                         18756                                18014
12/05                                                                    18918                                18186

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,918 ending value                  $18,186 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IA             2.45%   6.70%    6.58%
------------------------------------------------------------
Total Return Bond IB(3)          2.19%   6.45%    6.35%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                     2.43%   5.87%    6.16%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Total Return Bond HLS Fund, Class IA returned 2.45% for the year ended December 31, 2005. The Fund outperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 2.43% and the Lipper Intermediate Investment Grade Average, which returned 1.99%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005 was an interesting one for the bond market because short-term interest rates rose throughout the year. In contrast, for much of the year, long-term rates declined due to strong demand from overseas. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. However, a flat or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with long bonds. The flat or inverted yield curve generally signals that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. Therefore, despite concerns that record high fuel prices, rising commodity costs and continued economic expansion could lead to higher inflation, the Fed's "hawkish" stance against inflation helped to give the markets confidence that the Federal Reserve would continue to keep inflation in check. Although low long-term inflation expectations contributed to lower yields at the "long-end" of the yield curve, strong foreign demand for long-term bonds may have been the most significant source of downward pressure on long-term bonds.

Through the volatile year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages. Inflation, interest rates and credit risks are among the most important factors in determining the price of bonds. As such, rising short- and intermediate-term interest rates adversely impacted fixed income securities with those maturities. However, due to the flattening yield curve, many long-term bonds outperformed their intermediate-term counterparts, even though long-term bonds are typically more sensitive to changes in interest rates. Early in the year, concerns about inflation, rising commodity costs and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow.

--------------------------------------------------------------------------------

Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. treasuries in the first quarter. Among the major events, the downgrading of Ford Motor Corp. and General Motors Corp to below investment grade agitated the credit markets. By midyear, the credit markets rebounded substantially, only to be shaken again by the devastating hurricanes that pummeled New Orleans and the Gulf Coast in the third quarter. While the corporate bond sector struggled in the third quarter and recovered only partially in the fourth, the below investment-grade high yield sector performed solidly as investors accepted higher levels of risk in exchange for higher yields. Due to the challenge of finding suitable yield in 2005, several other fixed income sectors outperformed the overall investment-grade U.S. bond market, as measured by the Lehman Aggregate Bond Index. The Mortgage-Backed Securities, U.S. Inflation-Protected Treasuries, Non-Dollar Bonds and Emerging Markets Debt were each sectors that outperformed. For the fiscal year 2005, the Fund outperformed its benchmark, returning 2.96% before expenses versus 2.43% for the Lehman Brothers U.S. Aggregate Bond Index.

Although the Fund's benchmark is the investment grade Lehman Brothers U.S. Aggregate Bond Index, as part of its investment strategy, the Total Return Bond Fund typically makes allocations to out-of-index sectors, including sectors that are considered below investment grade quality During the overall period, emerging market bonds were the strongest sector and high yield securities slightly outperformed investment grade corporate bonds. Accordingly, the Fund's exposure to emerging markets contributed to performance relative to the benchmark. Although the out-of-index high yield sector outperformed the Fund's benchmark, the Fund's allocation to high yield detracted slightly from relative performance due to challenged issue selection. The Fund also had exposure to Non-Dollar Government Bonds, and at various times throughout the year, exposure to foreign currency. As U.S. rates rose more than European rates, the Non-Dollar Government Bonds outperformed comparable duration U.S. Treasury bonds. However, the exposure to foreign currency had detracted slightly (18-19 basis points) to the return of the Fund. It should be noted that the Fund does not use derivatives, such as options, future and forward agreements, for speculative purposes. In order to make allocations to out-of-benchmark sectors, other sectors must be underweighted. This year U.S. Treasuries and Agencies were underweighted, resulting in a negative contribution to relative performance. During the year, the small allocation to Treasury Inflation Protection Securities (which were removed from the portfolio in the fourth quarter) also detracted from return. This year, the security selection within the Investment Grade Corporate sector was strong, resulting in substantial contributions to the Fund's excess return. Regarding the Fund's interest rate sensitivity, throughout most of the year, the portfolio was positioned for rising rates and a flatter yield curve. This defensive positioning was the largest contributor to performance relative to the benchmark, and the combination of these decisions led to the Fund's outperformance of the Index on a gross return basis.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. Given our outlook, we have begun to collapse the barbell maturity distribution in the portfolios in favor of a bulleted maturity strategy. With a new Fed Chairman in 2006 and a likely change to FOMC policy direction, we also expect volatility in the market to increase.

We have become more defensive in the mortgage backed pass-through portion of the portfolio by swapping out of 30-year mortgages into 15-year mortgages. These shorter dated mortgages typically outperform their 30-year counterparts when the curve steepens and volatility increases. While we believe the housing market will begin to moderate and not be the catalyst for consumer spending as it has been over the last few years, we are not predicting a sharp decline in real estate values or a severe decline in economic growth. Although corporate cash flows are healthy, event risk and shareholder friendly activity has caused us to further diversify our credit holdings, and to underweight those companies and industries that may increase leverage in order to improve equity returns. With respect to the below investment-grade component of the portfolio, we have added to the higher quality issuers in the high yield market as they typically benefit from event risk.

Inflation appears to be well contained, and we therefore currently do not own Treasury Inflation Protected Securities (TIPS) in the portfolios. The energy spike post hurricanes did not last, and the first quarter typically is a weak seasonal period for TIPS returns. However, if oil and gas prices begin to climb, we will reassess our exposure to this out-of-index sector. The Federal Reserve has indicated that after 13 rate increases their future policy actions will be very data dependent, and the direction of rates and spreads will be dependent upon emerging trends of weakness and strength in the economy. As such, we are close to neutral duration and more neutral to sector risks for the first time in this market cycle.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.4%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           1.4
-------------------------------------------------------------------
Consumer Staples                                            0.4
-------------------------------------------------------------------
Energy                                                      2.3
-------------------------------------------------------------------
Foreign Governments                                         9.2
-------------------------------------------------------------------
Finance                                                    18.7
-------------------------------------------------------------------
General Obligations                                         0.6
-------------------------------------------------------------------
Health Care                                                 1.0
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                  4.6
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                   36.7
-------------------------------------------------------------------
U.S. Government Securities                                 10.7
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                     32.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (28.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        64.9%
-------------------------------------------------------------------
AA                                                          4.0
-------------------------------------------------------------------
A                                                          11.5
-------------------------------------------------------------------
BBB                                                        13.3
-------------------------------------------------------------------
BB                                                          4.1
-------------------------------------------------------------------
B                                                           2.1
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
12/95                                                                      10000                              10000
                                                                           10054                              10084
                                                                            9802                               9977
                                                                            9729                               9931
                                                                            9656                               9902
                                                                            9642                               9897
                                                                            9775                               9998
                                                                            9797                              10029
                                                                            9763                              10040
                                                                            9938                              10170
                                                                           10145                              10337
                                                                           10323                              10462
12/96                                                                      10221                              10405
                                                                           10255                              10445
                                                                           10273                              10462
                                                                           10154                              10402
                                                                           10311                              10519
                                                                           10397                              10602
                                                                           10518                              10693
                                                                           10784                              10889
                                                                           10695                              10848
                                                                           10855                              10966
                                                                           10997                              11095
                                                                           11029                              11119
12/97                                                                      11149                              11209
                                                                           11305                              11355
                                                                           11284                              11342
                                                                           11325                              11378
                                                                           11370                              11432
                                                                           11488                              11511
                                                                           11598                              11588
                                                                           11609                              11632
                                                                           11855                              11852
                                                                           12131                              12128
                                                                           12067                              12149
                                                                           12111                              12111
12/98                                                                      12138                              12158
                                                                           12190                              12213
                                                                           11945                              12046
                                                                           12009                              12125
                                                                           12048                              12158
                                                                           11924                              12084
                                                                           11877                              12102
                                                                           11835                              12103
                                                                           11822                              12120
                                                                           11967                              12224
                                                                           11983                              12249
                                                                           11971                              12257
12/99                                                                      11903                              12219
                                                                           11852                              12178
                                                                           11976                              12279
                                                                           12123                              12419
                                                                           12101                              12414
                                                                           12106                              12447
                                                                           12331                              12645
                                                                           12428                              12729
                                                                           12616                              12871
                                                                           12723                              12983
                                                                           12818                              13073
                                                                           13048                              13265
12/00                                                                      13309                              13499
                                                                           13464                              13678
                                                                           13599                              13804
                                                                           13662                              13903
                                                                           13587                              13859
                                                                           13638                              13916
                                                                           13664                              13960
                                                                           13949                              14221
                                                                           14094                              14348
                                                                           14353                              14655
                                                                           14589                              14883
                                                                           14383                              14706
12/01                                                                      14308                              14636
                                                                           14403                              14699
                                                                           14565                              14821
                                                                           14380                              14597
                                                                           14652                              14870
                                                                           14777                              14974
                                                                           14908                              15161
                                                                           15192                              15446
                                                                           15409                              15622
                                                                           15688                              15891
                                                                           15649                              15880
                                                                           15550                              15754
12/02                                                                      15843                              16046
                                                                           15856                              16011
                                                                           16054                              16191
                                                                           16040                              16195
                                                                           16114                              16240
                                                                           16346                              16495
                                                                           16326                              16468
                                                                           15783                              16068
                                                                           15846                              16097
                                                                           16144                              16446
                                                                           16038                              16285
                                                                           16060                              16286
12/03                                                                      16183                              16413
                                                                           16270                              16502
                                                                           16412                              16660
                                                                           16503                              16776
                                                                           16138                              16401
                                                                           16081                              16348
                                                                           16141                              16390
                                                                           16249                              16508
                                                                           16466                              16753
                                                                           16470                              16760
                                                                           16566                              16862
                                                                           16428                              16706
12/04                                                                      16518                              16796
                                                                           16557                              16818
                                                                           16475                              16724
                                                                           16441                              16683
                                                                           16605                              16878
                                                                           16711                              17012
                                                                           16759                              17068
                                                                           16640                              16922
                                                                           16821                              17110
                                                                           16701                              16979
                                                                           16615                              16907
                                                                           16675                              16976
12/05                                                                      16774                              17079

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $16,774 ending value                       $10,000 starting value
                                                   $17,079 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                                      1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------------
U.S. Government Securities IA          1.55%   4.74%    5.31%
------------------------------------------------------------------
U.S. Government Securities IB(2)       1.30%   4.48%    5.05%
------------------------------------------------------------------
Lehman Intermediate Gov't Bond Index   1.68%   4.82%    5.50%
------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund, Class IA returned 1.55% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers Intermediate Government Bond Index, which returned 1.68% and the Lipper General U.S. Government Average which returned 2.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005, was an interesting one for the bond market because short-term interest rates rose throughout the year, while long-term rates stayed relatively constant. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. A flat, or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with longer bonds. The flat or inverted yield curve generally indicates that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. The result was that, despite concerns about record high fuel prices, rising commodity costs, and continued economic expansion, the markets remained confident in the Fed's ability to keep inflation in check. These benign long-term inflation expectations, coupled with what soon to be Federal Reserve Chairman Ben Bernanke termed the global savings glut were the impetus for long rates not rising.

Through the year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages. Inflation, interest rates, and credit risks are among the most important factors in determining the price of bonds. As such, rising short- and intermediate-term interest rates adversely impacted fixed income securities with shorter maturities. Even though they are more sensitive to changes in interest rates, many long-term bonds outperformed their intermediate-term counterparts due to the flattening of the yield curve. Early in the year, concerns about inflation, rising commodity costs, and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow. Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. Treasuries in the first quarter. In the second quarter Treasuries outperformed corporate bonds again as Ford and GM's credit problems took center stage. As interest rates rallied in the second quarter, one of the weaker sectors of that quarter was Mortgage-Backed Securities (MBS). Later in the third quarter, New Orleans and the Gulf Coast were devastated by a pair of hurricanes. Due to the uncertainties about the storms' impact upon the economy, most domestic bond sectors declined.

--------------------------------------------------------------------------------

While bonds generally demonstrated positive performance for the fourth quarter, most sectors did not perform strongly enough to offset their third quarter declines. Overall for the year, U.S. Treasuries outperformed corporate bonds. TIPS performed slightly better than nominal Treasuries, primarily due to their strong performance in the first half of 2005 when investors had greater concerns about inflation. The Mortgage-Backed Securities sector slightly trailed U.S. Treasuries, with their weakest relative performance coming in the second quarter.

The Fund's duration, or sensitivity to interest rate movements, may be tactically managed in a limited range around the duration of the benchmark. In general, though, for most of the year ended December 31, 2005, the Fund was defensively positioned with a duration that was short of the Index. This positioning had minimal impact upon the portfolio, detracting nominally from excess return. The Fund was also, however, positioned for a flattening yield curve. This yield curve positioning was timely and the greatest overall contributor to the Fund's relative outperformance. To help increase the yield of the Fund relative to Treasuries and meet diversification requirements, a large allocation to MBS was maintained. This strategy had little overall impact upon relative performance as the MBS sector outperformed the Lehman Intermediate Government Index, but trailed the Lehman U.S. Treasuries Index for the year. Similarly, the allocation to Commercial Mortgage-Back Securities detracted from performance. During the year, the Fund was underweight to the Agency sector, in part due to the disclosure of improper accounting practices at FNMA. This underweight contributed positively to relative performance. Small allocations to Treasury Inflation-Protected Securities (TIPS) were made to the portfolio during the year. These allocations detracted modestly as investor concerns about inflation eased later in the year.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. With a new Fed Chairman in 2006 and a likely end to the Fed's tightening cycle in sight, we believe that interest rate volatility and risk premiums could rise. This is because the Federal Reserve, like the markets, will become more reactionary in its response to economic data. This should adversely impact the returns of spread product relative to U.S. Treasuries as less certainty over the direction of interest rates translates into higher volatility and higher overall risk premiums. As such, we have reduced holdings in the Mortgage and Agency sectors in favor of safer Treasury securities. We will continue to actively trade these sectors. In order to further augment the yield of the Fund, Asset-Backed Securities have been purchased. Since inflation appears to be well contained, we reduced our exposure to TIPS as the positive inflation accrual reversed, and performance was expected to decline ahead of the new issuance (greater supply) coming in January. As such, we will be diligent in monitoring interest rates and inflation.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Finance                                                     9.7%
-------------------------------------------------------------------
U.S. Government Agencies                                   40.5
-------------------------------------------------------------------
U.S. Government Securities                                 46.9
-------------------------------------------------------------------
Short-Term Investments                                     27.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of December 31, 2005

                                                      PERCENTAGE OF
                                                        LONG TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                       100.0%
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
                                                                           10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
12/01                                                                      10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
                                                                            9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
12/02                                                                       7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
                                                                            8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
12/03                                                                       9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
                                                                           10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
12/04                                                                      11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
                                                                           11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
12/05                                                                      11917                              13096

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $11,917 ending value                       $13,096 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
Value IA                  8.13%         3.82%
-------------------------------------------------------
Value IB                  7.86%         3.58%
-------------------------------------------------------
Russell 1000 Value Index  7.05%         5.94%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Value HLS Fund, Class IA returned 8.13%, outperforming both the Russell 1000 Value Index return of 7.05% and the Lipper Large Cap Value VA-UF peer group average return of 4.82%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted positive returns supporting the Fund's positive absolute return for the period. Value stocks continued to outperform growth stocks during the period, driven by the relative strength in the more defensive sectors like Energy and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after five years of underperformance, with the S&P 500 posting a 4.9% annual return to outperform the 4.6% return of the small cap Russell 2000 Index.

While the Fund's investment strategy is based on bottom-up fundamental research, the major driver of the Fund's benchmark relative out-performance was the combination of strong stock selection and sector allocation within Industrials, Health Care, Telecommunication Services, and Utilities. The top three contributors on a relative basis were Global Santa Fe (Energy), Wellpoint Health (Health Care) and Cameco (Energy). Global Santa Fe and Cameco continued to benefit from rising energy prices due to a strong supply/demand imbalance. Wellpoint Health shares rose as a result of better-than-expected enrollment and declining costs. All three stocks were held in the Fund at the end of the period.

The top three detractors on a relative basis were Teradyne (Information Technology), Comcast (Consumer Discretionary) and our not owning Altria (Consumer Staples), which was a strong performer. As of the end of the period, we held Comcast in the Fund.

WHAT IS THE OUTLOOK?

Global economic growth should continue to exceed 3% in 2006, while the US appears poised to lag somewhat with growth in the 3% or less range. Core inflation should remain low, driven by the continued shift of manufacturing to low cost countries. We remain concerned about global trade imbalances, which worsened during 2005. The day of reckoning likely will be put off for at least another year, however, as exporting nations remain content to finance our trade deficit and accept more and more dollars into their portfolios. In 2006, we expect US corporate profits to grow by mid-single digits, and PE multiples to contract slightly. We maintain our expectation for the yield curve to rise slightly but remain flattish as short and long rates move in tandem. Also in the US, consumer indebtedness is offset by record high asset levels, with household net worth reaching new heights.

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net

--------------------------------------------------------------------------------

outflow of foreign investment in US equities, the largest most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Health Care, Utilities, Energy, and Consumer Staples.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.4%
-------------------------------------------------------------------
Capital Goods                                               7.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.3
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                     13.1
-------------------------------------------------------------------
Finance                                                    30.1
-------------------------------------------------------------------
Health Care                                                 7.7
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                  8.7
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   8.6
-------------------------------------------------------------------
Short-Term Investments                                      2.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (2.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
5/96                                                                       10000                              10000
                                                                           10129                              10137
                                                                           10153                              10133
                                                                            9670                               9734
                                                                           10014                              10027
                                                                           10479                              10412
                                                                           10544                              10785
                                                                           11114                              11547
12/96                                                                      11149                              11452
                                                                           11532                              11968
                                                                           11682                              12137
                                                                           11265                              11712
                                                                           11663                              12172
                                                                           12334                              12880
                                                                           12654                              13443
                                                                           13334                              14410
                                                                           12878                              13968
                                                                           13492                              14820
                                                                           13122                              14407
                                                                           13693                              14996
12/97                                                                      13962                              15441
                                                                           14062                              15217
                                                                           14889                              16231
                                                                           15484                              17191
                                                                           15544                              17303
                                                                           15213                              17013
                                                                           15407                              17201
                                                                           14860                              16804
                                                                           12673                              14292
                                                                           13196                              15112
                                                                           14025                              16222
                                                                           14832                              16952
12/98                                                                      15309                              17526
                                                                           15533                              17623
                                                                           15131                              17302
                                                                           15553                              17623
                                                                           16660                              19267
                                                                           16265                              19111
                                                                           16918                              19676
                                                                           16403                              19107
                                                                           15898                              18400
                                                                           15219                              17777
                                                                           15850                              18700
                                                                           15904                              18570
12/99                                                                      16680                              18691
                                                                           16009                              18090
                                                                           15064                              16911
                                                                           17405                              18824
                                                                           17527                              18627
                                                                           17776                              18790
                                                                           16677                              18026
                                                                           17072                              18277
                                                                           18357                              19281
                                                                           17909                              19438
                                                                           19251                              19881
                                                                           18618                              19164
12/00                                                                      19764                              20194
                                                                           20669                              20303
                                                                           20122                              19775
                                                                           19137                              19102
                                                                           20568                              20035
                                                                           20579                              20490
                                                                           20432                              20125
                                                                           19883                              20053
                                                                           18839                              19300
                                                                           16742                              17887
                                                                           16981                              17775
                                                                           18264                              18825
12/01                                                                      19261                              19319
                                                                           18754                              19199
                                                                           18588                              19237
                                                                           19212                              20186
                                                                           17980                              19601
                                                                           17556                              19638
                                                                           15963                              18566
                                                                           14586                              16763
                                                                           14820                              16875
                                                                           13039                              15046
                                                                           14207                              16096
                                                                           15360                              17128
12/02                                                                      14455                              16385
                                                                           14126                              15983
                                                                           13680                              15550
                                                                           13697                              15585
                                                                           15291                              16965
                                                                           16498                              18104
                                                                           16717                              18337
                                                                           16939                              18656
                                                                           17669                              18977
                                                                           17651                              18790
                                                                           18776                              19968
                                                                           19401                              20277
12/03                                                                      20508                              21486
                                                                           21172                              21892
                                                                           21509                              22358
                                                                           21273                              22201
                                                                           20749                              21611
                                                                           20954                              21834
                                                                           21568                              22396
                                                                           20807                              22020
                                                                           20896                              22325
                                                                           21301                              22715
                                                                           21912                              23091
                                                                           23150                              24332
12/04                                                                      24379                              25127
                                                                           23657                              24635
                                                                           24487                              25424
                                                                           24114                              25060
                                                                           23260                              24540
                                                                           24272                              25205
                                                                           24777                              25552
                                                                           25524                              26354
                                                                           25478                              26195
                                                                           25203                              26526
                                                                           24449                              25853
                                                                           25848                              26721
12/05                                                                      26408                              26848

    --- VALUE OPPORTUNITIES IA                 -- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $26,408 ending value                       $26,848 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/05)

                          1 YEAR   5 YEAR   SINCE INCEPTION
----------------------------------------------------------------
Value Opportunities IA    8.32%    5.97%        10.56%
----------------------------------------------------------------
Value Opportunities
  IB(2)                   8.05%    5.70%        10.28%
----------------------------------------------------------------
Russell 3000 Value Index  6.85%    5.86%       10.75%*
----------------------------------------------------------------

* Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended December 31, 2005, Hartford Value Opportunities HLS Fund, Class IA returned 8.32%, outperforming both the Russell 3000 Value Index return of 6.85% and the Lipper Multi Cap Value VA-UF average return of 6.30%.

WHY DID THE FUND PERFORM THIS WAY?

Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, the equity markets posted higher returns during the period. Value-oriented stocks outperformed growth-oriented stocks by 1.79%, measured by the Russell 1000 Value index 7.05% versus the Russell 1000 Growth index 5.26%. Eight of the ten broad sectors of the benchmark posted positive returns, with Energy and Utilities leading the way. After seven years of small cap dominance, 2005 marked a shift, with mid and large cap stocks outperforming small cap stocks. The S&P 400 MidCap benchmark returned 12.55%, compared to the S&P 500 benchmark's return of 4.91% and the Russell 2000 small cap index return of 4.55%. The Fund's continued bias toward large and mid caps relative to small caps, versus the benchmark, served us well during the period.

The Fund's out performance relative to the benchmark was due to strong stock selection within six of the ten broad sectors of the market. The Fund's holdings within Health Care, Energy, Industrials, Utilities and Consumer Discretionary were the strongest contributors. Within Health Care, Coventry Healthcare and Pfizer were among the top three contributors on a relative basis. Coventry Healthcare (Health Care) continued its strong performance as a member of the exuberant HMO group. Pfizer's stock price rallied on news that the patent on their cholesterol-lowering drug Lipitor was upheld. Both stocks were sold on strength during the period. Within Industrials, US Airways was also a top contributor on a relative basis. US Airways stock benefited from the merger with America West, which will create synergies and benefit from cost cutting. We held the stock at the end of the period. While the Fund's underweight position in Energy detracted, fortunately the performance of the energy stocks we did own, most notably Marathon Oil and Talisman Energy, compensated for the underweight.

The three biggest detractors from performance, on a relative basis, were Fannie Mae (Financials), YRC Worldwide (Industrials) and American Axle (Consumer Discretionary). We eliminated Fannie Mae given that the management and accounting are in disarray and it is unclear what the business will look like going forward. YRC Worldwide declined on concerns over the risks associated with The Roadway and US Freightway mergers. American Axle, a large supplier of parts to General Motors, declined on weakness in auto sales. Both stocks were held in the portfolio at the end of the period.

WHAT IS THE OUTLOOK?

The housing slowdown in the US has begun. This is not a one or two quarter phenomenon, but a multi-year process. As housing begins to unwind, consumption will be adversely affected as well.

--------------------------------------------------------------------------------

In recent years, home equity extraction has been an important factor stimulating consumption, most importantly in home improvement categories, furniture sales and other areas of retail spending. In 2004, home equity extraction amounted to close to 7% of disposable income. Higher short term rates and tougher lending guidelines have brought an end to the home equity boom, clouding the consumption outlook with it. Alan Greenspan, chairman of Board of Governors of the Federal Reserve Bank, will retire on January 31, 2006, after serving for over 18 years. His successor, Ben Bernanke, is a leading expert on monetary policy. Professor Bernanke is likely to be more theoretical and model-reliant in his approach than Alan Greenspan has been. We think he will also be more of a consensus builder at the Federal Reserve, and expect him to propose inflation targeting as a new policy guiding principle. Consequently, faced with a slowing US economy and core inflation well under control, he is likely to advocate leaving policy rates on hold when he takes over.
With traditional value stocks seemingly overvalued, we have been moving into "growthier" areas, most notably pharmaceuticals and selected technology names. As of the end of the period, the Fund was overweight Consumer Discretionary, Health Care, Industrials, Information Technology, and Materials. Underweights were in Telecommunication Services, Energy, Utilities, Financials, and Consumer Staples, groups which we see as expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.9%
-------------------------------------------------------------------
Capital Goods                                               5.2
-------------------------------------------------------------------
Consumer Cyclical                                          10.3
-------------------------------------------------------------------
Energy                                                     10.0
-------------------------------------------------------------------
Finance                                                    27.8
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 16.4
-------------------------------------------------------------------
Transportation                                              5.5
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD BLUE CHIP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 0.9%
     28     BHP Billiton Ltd. I...............................  $    458
      3     Fortune Brands, Inc. .............................       250
      9     Nucor Corp. ......................................       627
                                                                --------
                                                                   1,335
                                                                --------
            CAPITAL GOODS -- 4.4%
     27     Baker Hughes, Inc. ...............................     1,611
     10     Deere & Co. ......................................       688
      7     General Dynamics Corp. ...........................       798
     30     Honeywell International, Inc. ....................     1,132
      7     Illinois Tool Works, Inc. ........................       616
     31     International Game Technology.....................       954
     36     Tyco International Ltd. ..........................     1,053
                                                                --------
                                                                   6,852
                                                                --------
            CONSUMER CYCLICAL -- 7.5%
     12     Amazon.com, Inc. B................................       580
     14     Best Buy Co., Inc. ...............................       588
     25     eBay, Inc. B......................................     1,060
     53     Home Depot, Inc. .................................     2,129
     37     Kohl's Corp. B....................................     1,774
     14     McDonald's Corp. .................................       486
      4     Starbucks Corp B..................................       117
     18     SYSCO Corp. ......................................       571
     37     Target Corp. .....................................     2,012
     51     Wal-Mart Stores, Inc. ............................     2,387
                                                                --------
                                                                  11,704
                                                                --------
            CONSUMER STAPLES -- 3.1%
      8     Altria Group, Inc. ...............................       583
      7     Coca-Cola Co. ....................................       282
     26     PepsiCo, Inc. ....................................     1,543
     42     Procter & Gamble Co. .............................     2,447
                                                                --------
                                                                   4,855
                                                                --------
            ENERGY -- 5.7%
     11     BJ Services Co. ..................................       411
     29     Exxon Mobil Corp. ................................     1,623
      8     Murphy Oil Corp. .................................       437
     29     Schlumberger Ltd. ................................     2,798
     50     Smith International, Inc. ........................     1,848
      6     Total S.A. ADR....................................       771
      9     Transocean, Inc. B................................       641
      6     XTO Energy, Inc. .................................       242
                                                                --------
                                                                   8,771
                                                                --------
            FINANCE -- 25.5%
      2     Aetna, Inc. ......................................       226
      5     Aflac, Inc. ......................................       251
     39     American Express Co. .............................     2,002
     48     American International Group, Inc. ...............     3,302
      9     Ameriprise Financial, Inc. B......................       380
     51     Ameritrade Holding Corp. B........................     1,234
     79     Charles Schwab Corp. .............................     1,152
     85     Citigroup, Inc. ..................................     4,128
     37     E*Trade Financial Corp. B.........................       770

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     24     Franklin Resources, Inc. .........................  $  2,228
     13     Goldman Sachs Group, Inc. ........................     1,635
     18     Legg Mason, Inc. .................................     2,184
     35     Marsh & McLennan Cos., Inc. ......................     1,112
     18     Mellon Financial Corp. ...........................       627
     27     Merrill Lynch & Co., Inc. ........................     1,835
     29     Northern Trust Corp. .............................     1,508
     28     SLM Corp. ........................................     1,542
     52     State Street Corp. ...............................     2,883
     12     UBS AG I..........................................     1,122
     93     UnitedHealth Group, Inc. .........................     5,798
     27     Wellpoint, Inc. B.................................     2,154
     22     Wells Fargo & Co. ................................     1,401
     --     Willis Group Holdings Ltd. .......................         4
                                                                --------
                                                                  39,478
                                                                --------
            HEALTH CARE -- 13.3%
     36     Amgen, Inc. B.....................................     2,831
      7     Cardinal Health, Inc. ............................       502
     25     Caremark Rx, Inc. B...............................     1,300
     21     CVS Corp. ........................................       565
     21     Genentech, Inc. B.................................     1,905
     34     Gilead Sciences, Inc. B...........................     1,779
     25     Johnson & Johnson.................................     1,472
     39     Medtronic, Inc. ..................................     2,234
     21     Monsanto Co. .....................................     1,644
     11     Novartis AG I.....................................       566
     38     Pfizer, Inc. .....................................       892
     15     Quest Diagnostics, Inc. ..........................       746
      3     Roche Holding AG I................................       435
      5     Schering-Plough Corp. ............................       110
     10     Sepracor, Inc. B..................................       511
     24     St. Jude Medical, Inc. B..........................     1,215
     18     Stryker Corp. B...................................       778
      9     Teva Pharmaceutical Industries Ltd. ADR...........       370
     17     Wyeth.............................................       779
                                                                --------
                                                                  20,634
                                                                --------
            SERVICES -- 7.3%
     32     Accenture Ltd. Class A............................       927
     16     Apollo Group, Inc. Class A B......................       949
     34     Automatic Data Processing, Inc. ..................     1,565
      5     Cintas Corp. .....................................       189
     10     Fiserv, Inc. B....................................       446
      9     Harrah's Entertainment, Inc. .....................       656
     12     Marriott International, Inc. Class A..............       777
     13     McGraw-Hill Cos., Inc. ...........................       666
      7     Omnicom Group, Inc. ..............................       630
     12     Paychex, Inc. ....................................       446
     15     Scripps (E.W.) Co. Class A........................       706
     68     Time Warner, Inc. ................................     1,191
      7     United Parcel Service, Inc. Class B...............       526
     13     Viacom, Inc. Class B B............................       527
     21     Wynn Resorts Ltd. B...............................     1,130
                                                                --------
                                                                  11,331
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- 30.2%
     21     Adobe Systems, Inc. ..............................  $    791
     31     America Movil S.A. de C.V. ADR....................       904
     23     American Tower Corp. Class A B....................       618
     36     Analog Devices, Inc. .............................     1,302
      1     Apple Computer, Inc. B............................        36
      6     ChoicePoint, Inc. B...............................       285
     92     Cisco Systems, Inc. B.............................     1,572
     55     Corning, Inc. B...................................     1,071
     60     Danaher Corp. ....................................     3,324
     80     Dell, Inc. B......................................     2,390
      4     Electronic Arts, Inc. B...........................       225
     85     EMC Corp./Massachusetts B.........................     1,159
     27     First Data Corp. .................................     1,140
      7     Garmin Ltd. ......................................       491
    154     General Electric Co. .............................     5,394
      6     Google, Inc. B....................................     2,489
      6     Harman International Industries, Inc. ............       587
     14     IAC/Interactive Corp. B...........................       408
     86     Intel Corp. ......................................     2,157
      9     Intuit, Inc. B....................................       453
     40     Juniper Networks, Inc. B..........................       894
     20     Linear Technology Corp. ..........................       729
      2     Lockheed Martin Corp. ............................       153
     17     Marvell Technology Group Ltd. B...................       959
     49     Maxim Integrated Products, Inc. ..................     1,758
    189     Microsoft Corp. ..................................     4,929
     59     Nokia Oyj ADR.....................................     1,074
    103     Oracle Corp. B....................................     1,256
     29     Qualcomm, Inc. ...................................     1,232
      3     Rockwell Collins, Inc. ...........................       153
     20     Rogers Communications, Inc. Class B...............       828
      1     Samsung Electronics Co., Ltd. GDR.................       198
     21     Sprint Nextel Corp. ..............................       495
     22     Telus Corp. ......................................       874
     34     Texas Instruments, Inc. ..........................     1,081
     51     Xilinx, Inc. .....................................     1,296
     52     Yahoo!, Inc. B....................................     2,033
                                                                --------
                                                                  46,738
                                                                --------
            TRANSPORTATION -- 1.2%
     35     Carnival Corp. ...................................     1,861
      1     Union Pacific Corp. ..............................        40
                                                                --------
                                                                   1,901
                                                                --------
            Total common stock
              (cost $124,870).................................  $153,599
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
                                SHORT-TERM INVESTMENTS -- 1.1%
            FINANCE -- 1.1%
 $  260     State Street Bank Money Market
              Variable Rate, current rate -- 3.52% K..........  $    260

SHARES
---------
      ]
  1,504     T Rowe Price Reserve Fund, current
              rate -- 6.20% K.................................     1,504
                                                                --------
            Total short-term investments
              (cost $1,764)...................................  $  1,764
                                                                --------
            Total investments in securities
              (cost $126,634) O...............................  $155,363
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.31% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $127,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $33,031
      Unrealized depreciation.........................   (5,609)
                                                        -------
      Net unrealized appreciation.....................  $27,422
                                                        =======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $2,581, which represents 1.66% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 10.5%
  45,994    Aluminum Corp. of China Ltd. IH...................  $    34,987
   1,019    Arch Coal, Inc. H.................................       80,995
   4,172    BHP Billiton Ltd. ADR H...........................      139,421
   2,894    Cameco Corp. H....................................      183,432
   3,624    Companhia Vale do Rio Doce ADR H..................      149,073
   4,990    Dow Chemical Co. .................................      218,666
   2,250    Freeport-McMoRan Copper & Gold, Inc. Class B H....      121,050
     885    Holcim Ltd. I.....................................       60,253
   1,768    Huntsman Corp. BH.................................       30,447
   1,557    Inco Ltd. B.......................................       67,821
   3,500    Lyondell Chemical Co. ............................       83,370
     867    OfficeMax, Inc. H.................................       21,980
   3,368    Rio Tinto plc I...................................      153,936
   2,521    Tek Cominco Ltd. Class B..........................      134,583
                                                                -----------
                                                                  1,480,014
                                                                -----------
            CAPITAL GOODS -- 6.5%
   1,806    3M Co. ...........................................      139,996
   4,118    Boeing Co. H......................................      289,227
   2,444    Caterpillar, Inc. ................................      141,184
   2,950    Ingersoll-Rand Co. Class A........................      119,100
   2,000    National Oilwell Varco, Inc. BH...................      125,400
   7,044    Xerox Corp. BH....................................      103,195
                                                                -----------
                                                                    918,102
                                                                -----------
            CONSUMER CYCLICAL -- 5.0%
     787    Centex Corp. .....................................       56,241
   4,475    Dollar General Corp. H............................       85,346
     643    eBay, Inc. B......................................       27,810
   3,739    Federated Department Stores, Inc. ................      247,975
     410    Newell Rubbermaid, Inc. H.........................        9,759
   5,348    Toyota Motor Corp. I..............................      279,385
                                                                -----------
                                                                    706,516
                                                                -----------
            CONSUMER STAPLES -- 2.3%
   2,666    Archer Daniels Midland Co. .......................       65,751
   3,650    Bunge Ltd. H......................................      206,604
   1,007    Procter & Gamble Co. .............................       58,261
                                                                -----------
                                                                    330,616
                                                                -----------
            ENERGY -- 8.5%
   3,103    Canadian Natural Resources........................      153,966
   3,121    ConocoPhillips....................................      181,592
   2,268    Halliburton Co. ..................................      140,494
   1,395    Nabors Industries Ltd. B..........................      105,675
   1,250    Occidental Petroleum Corp. .......................       99,850
   1,367    Valero Energy Corp. ..............................       70,527
   4,193    Weatherford International Ltd. B..................      151,779
   6,629    XTO Energy, Inc. H................................      291,296
                                                                -----------
                                                                  1,195,179
                                                                -----------
            FINANCE -- 26.8%
   4,597    ACE Ltd. .........................................      245,680
  10,119    Akbank T.A.S I....................................       81,941

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
     895    American Capital Strategies Ltd. H................  $    32,401
   4,345    American International Group, Inc. ...............      296,433
      70    Archstone-Smith Trust H...........................        2,916
   1,900    Assurant, Inc. ...................................       82,631
   2,500    Capital One Financial Corp. H.....................      216,000
 139,575    China Life Insurance Co., Ltd. B IH...............      123,044
   3,464    Citigroup, Inc. ..................................      168,084
   2,467    Countrywide Financial Corp. ......................       84,343
   1,085    European Capital Limited Private Placement VIW....       12,851
     554    Federal Home Loan Mortgage Corp. .................       36,184
   1,100    General Growth Properties, Inc. ..................       51,689
   2,670    Genworth Financial, Inc. .........................       92,341
   1,806    Goldman Sachs Group, Inc. H.......................      230,606
  10,284    ICICI Bank Ltd. B M...............................      132,666
     609    iStar Financial, Inc. H...........................       21,725
   5,773    MBNA Corp. .......................................      156,787
      11    Mitsubishi UFJ Financial Group, Inc. I............      143,831
   1,866    Muenchener Rueckversicherungs-Gesellschaft AG
              IH..............................................      252,902
     419    ORIX Corp. IH.....................................      106,673
   5,741    Reliance Zero B MI................................      113,506
     497    Shinsei Bank Ltd. I...............................        2,881
   1,050    State Street Corp. H..............................       58,212
     973    UBS AG H..........................................       92,619
   3,000    Uniao de Bancos Brasileiros S.A. GDR H............      190,710
  37,363    UniCredito Italiano S.p.A. IH.....................      257,576
   4,742    Washington Mutual, Inc. ..........................      206,290
   3,603    Wellpoint, Inc. B.................................      287,514
                                                                -----------
                                                                  3,781,036
                                                                -----------
            HEALTH CARE -- 6.4%
     835    Amgen, Inc. B.....................................       65,848
   4,000    AstraZeneca plc ADR H.............................      194,400
   4,289    Lilly (Eli) & Co. ................................      242,709
   1,233    McKesson Corp. ...................................       63,595
   1,348    Omnicare, Inc. H..................................       77,133
   1,000    Sanofi-Aventis S.A. IH............................       87,547
   3,968    Teva Pharmaceutical Industries Ltd. ADR H.........      170,646
                                                                -----------
                                                                    901,878
                                                                -----------
            SERVICES -- 8.4%
      30    Harvey Weinstein Master L.P. VI...................       29,800
   6,667    Hilton Hotels Corp. H.............................      160,749
   1,355    Lamar Advertising Co. BH..........................       62,529
   5,524    News Corp. Class A................................       85,900
     997    Opap S.A. I.......................................       34,358
     860    Opap S.A. B I.....................................       29,645
     459    Pixar Animation Studios B.........................       24,188
   3,202    Starwood Hotels & Resorts Worldwide, Inc. B.......      204,505
   9,737    Time Warner, Inc. ................................      169,806
   3,097    US Airways Group, Inc. BV.........................      103,523
   6,276    Walt Disney Co. H.................................      150,429

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
   8,496    WPP Group plc I...................................  $    91,915
   1,541    XM Satellite Radio Holdings, Inc. Class A BH......       42,028
                                                                -----------
                                                                  1,189,375
                                                                -----------
            TECHNOLOGY -- 20.4%
   1,679    Adobe Systems, Inc. ..............................       62,052
   4,789    America Movil S.A. de C.V. ADR H..................      140,123
     814    Analog Devices, Inc. H............................       29,213
   8,242    AT&T, Inc. .......................................      201,839
   7,500    Cisco Systems, Inc. B.............................      128,400
  17,107    Citigroup Global Certificate -- Bharti
              Televentures B M I..............................      131,360
   2,473    Cognex Corp. H....................................       74,419
   8,261    Corning, Inc. B...................................      162,417
     792    First Data Corp. .................................       34,060
  10,686    General Electric Co. .............................      374,527
      71    Google, Inc. B....................................       29,538
   4,109    Hewlett-Packard Co. ..............................      117,635
  14,161    Hon Hai Precision Industry Co., Ltd. I............       77,811
   1,462    International Business Machines Corp. ............      120,176
     139    Lockheed Martin Corp. ............................        8,864
   1,863    Mercury Interactive Corp. BH......................       51,784
   8,084    Microsoft Corp. ..................................      211,394
     391    Mobile Telesystems OJSC ADR.......................       13,671
     617    Samsung Electronics Co., Ltd. IH..................      396,898
  13,844    Sprint Nextel Corp. ..............................      323,405
   3,623    Turkcell Iletisim Hizmet ADR H....................       55,654
   3,400    Yahoo!, Inc. B....................................      133,228
                                                                -----------
                                                                  2,878,468
                                                                -----------
            TRANSPORTATION -- 2.6%
   1,486    ACE Aviation Holdings, Inc. B.....................       48,587
 106,729    Air China Ltd. BI.................................       34,012
     814    Carnival Corp. ...................................       43,530
   4,283    Royal Caribbean Cruises Ltd. H....................      192,969
   4,529    Ryanair Holdings M I..............................       44,506
                                                                -----------
                                                                    363,604
                                                                -----------
            UTILITIES -- 1.2%
     903    E.On AG I.........................................       93,320
   1,350    Exelon Corp. .....................................       71,755
                                                                -----------
                                                                    165,075
                                                                -----------
            Total common stock
              (cost $11,715,119)..............................  $13,909,863
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.7%
            REPURCHASE AGREEMENTS -- 0.9%
 $58,347    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    58,347

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 1,759    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................  $     1,759
   3,597    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        3,597
  17,984    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       17,983
  41,962    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       41,962
                                                                -----------
                                                                    123,648
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.8%
 817,701    Navigator Prime Portfolio.........................      817,701
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 $ 1,012    U.S. Treasury Bonds,
              5.50%, 08/15/2028...............................        1,161
                                                                -----------
                                                                    818,862
                                                                -----------
            Total short-term investments
              (cost $942,510).................................  $   942,510
                                                                -----------
            Total investments in securities
              (cost $12,657,629) O............................  $14,852,373
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 31.98% of total net assets at December 31, 2005.

O At December 31, 2005, the cost of securities for federal income tax purposes was $12,662,591 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $2,323,321
      Unrealized depreciation.......................    (133,539)
                                                      ----------
      Net unrealized appreciation...................  $2,189,782
                                                      ==========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $2,674,938, which represents 18.96% of total net assets.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      10/2005 --   1,085      European Capital Limited
      12/2005                 Private Placement -- Reg
                              D                          $13,096
      10/2005         30      Harvey Weinstein Master
                              L.P. -- Reg D               29,800
      5/2005 --    3,097      US Airways Group,
      10/2005                 Inc. -- Reg D               50,264

     The aggregate value of these securities at December 31, 2005 was $146,174, which represents 1.04% of total net assets.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $422,038, which represents 2.99% of total net assets.
  W As of December 31, 2005 the Fund has future commitments to purchase an additional 3,315 shares in the amount of $33,150 EURO.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                    COUNTRY                        NET ASSETS
---------------------------------------------------------------
Australia                                               1.0%
---------------------------------------------------------------
Brazil                                                  2.4
---------------------------------------------------------------
Canada                                                  4.2
---------------------------------------------------------------
China                                                   1.4
---------------------------------------------------------------
France                                                  0.6
---------------------------------------------------------------
Germany                                                 2.5
---------------------------------------------------------------
Greece                                                  0.6
---------------------------------------------------------------
India                                                   1.7
---------------------------------------------------------------
Ireland                                                 0.3
---------------------------------------------------------------
Israel                                                  1.2
---------------------------------------------------------------
Italy                                                   1.8
---------------------------------------------------------------
Japan                                                   3.8
---------------------------------------------------------------
Luxembourg                                              0.9
---------------------------------------------------------------
Mexico                                                  1.0
---------------------------------------------------------------
Russia                                                  0.1
---------------------------------------------------------------
South Korea                                             2.8
---------------------------------------------------------------
Switzerland                                             1.1
---------------------------------------------------------------
Taiwan                                                  0.6
---------------------------------------------------------------
Turkey                                                  1.0
---------------------------------------------------------------
United Kingdom                                          3.1
---------------------------------------------------------------
United States                                          66.5
---------------------------------------------------------------
Short-Term Investments                                  6.7
---------------------------------------------------------------
Other Assets & Liabilities                             (5.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------          --------          --------------
Hong Kong Dollar                                Buy             $3,764          $3,764            01/03/06              $--
Hong Kong Dollar                                Buy               653              653            01/04/06               --
Japanese Yen                                    Buy               492              495            01/04/06               (3)
Japanese Yen                                    Buy             1,275            1,278            01/04/06               (3)
Japanese Yen                                    Buy               435              435            01/06/06               --
                                                                                                                        ---
                                                                                                                        $(6)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
   COMMON STOCK -- 99.5%
            CAPITAL GOODS -- 1.0%
    3       Manitowoc Co. ....................................  $   131
                                                                -------
            CONSUMER CYCLICAL -- 7.3%
    6       CDW Corp. ........................................      329
    5       Cheesecake Factory, Inc. B........................      202
    4       Copart, Inc. B....................................      103
    4       Kohl's Corp. B....................................      199
    3       Wal-Mart Stores, Inc. ............................      150
                                                                -------
                                                                    983
                                                                -------
            CONSUMER STAPLES -- 2.3%
    5       PepsiCo, Inc. ....................................      313
                                                                -------
            ENERGY -- 13.7%
    2       Apache Corp. .....................................      151
    6       BJ Services Co. ..................................      227
    3       BP plc ADR........................................      215
    4       Chevron Corp. ....................................      240
    5       Exxon Mobil Corp. ................................      258
    2       Halliburton Co. ..................................      129
    2       Noble Corp. ......................................      139
   11       XTO Energy, Inc. .................................      486
                                                                -------
                                                                  1,845
                                                                -------
            FINANCE -- 14.7%
    1       Aetna, Inc. ......................................      118
    6       American International Group, Inc. ...............      396
    6       Citigroup, Inc. ..................................      289
    4       Commerce Bancorp, Inc. ...........................      148
    7       Countrywide Financial Corp. ......................      244
    4       Federal National Mortgage Association.............      195
    3       Fifth Third Bancorp...............................      107
    4       First Marblehead Corp. ...........................      127
    1       Goldman Sachs Group, Inc. ........................      121
    5       MBNA Corp. .......................................      122
    6       UCBH Holdings, Inc. ..............................      102
                                                                -------
                                                                  1,969
                                                                -------
            HEALTH CARE -- 17.8%
    6       Baxter International, Inc. .......................      240
    3       Biogen Idec, Inc. B...............................      113
    5       Boston Scientific Corp. B.........................      126
    3       Genzyme Corp. B...................................      186
    2       Invitrogen Corp. B................................      110
    2       Johnson & Johnson.................................      141
    3       Lincare Holdings, Inc. B..........................      130
    3       Medtronic, Inc. ..................................      164
    6       Novartis AG ADR...................................      289
   19       Schering-Plough Corp. ............................      391
    6       Teva Pharmaceutical Industries Ltd. ADR...........      252
    6       Walgreen Co. .....................................      248
                                                                -------
                                                                  2,390
                                                                -------
            SERVICES -- 10.6%
    2       Automatic Data Processing, Inc. ..................       76
    3       CBS Corp. Class B.................................       70

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SERVICES -- (CONTINUED)
    2       Cintas Corp. .....................................  $    82
    1       FedEx Corp. ......................................      121
    6       H & R Block, Inc. ................................      135
    6       IMS Health, Inc. .................................      142
    2       Jacobs Engineering Group, Inc. B..................      149
    2       Omnicom Group, Inc. ..............................      149
    8       Time Warner, Inc. ................................      147
    3       Viacom, Inc. Class B B............................      113
    3       Weight Watchers International, Inc. B.............      124
    7       Westwood One, Inc. ...............................      111
                                                                -------
                                                                  1,419
                                                                -------
            TECHNOLOGY -- 27.0%
    6       Adobe Systems, Inc. ..............................      237
    6       Affiliated Computer Services, Inc. Class A B......      346
   14       Citrix Systems, Inc. B............................      412
    4       Cognos, Inc. B....................................      153
    2       Fisher Scientific International, Inc. B...........      152
   11       General Electric Co. .............................      373
   13       Intel Corp. ......................................      333
    3       International Business Machines Corp. ............      267
    8       Linear Technology Corp. ..........................      283
   16       Microsoft Corp. ..................................      426
   11       Motorola, Inc. ...................................      244
   15       Symantec Corp. B..................................      266
    3       Zebra Technologies Corp. Class A B................      129
                                                                -------
                                                                  3,621
                                                                -------
            TRANSPORTATION -- 1.6%
    2       Carnival Corp. ...................................       94
    6       Gentex Corp. .....................................      119
                                                                -------
                                                                    213
                                                                -------
            UTILITIES -- 3.5%
    3       Kinder Morgan, Inc. ..............................      257
    3       Questar Corp. ....................................      206
                                                                -------
                                                                    463
                                                                -------
            Total common stock
              (cost $12,015)..................................  $13,347
                                                                -------

PRINCIPAL
 AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.1%
            FINANCE -- 0.1%
   $17      State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................  $    17
                                                                -------
            Total short-term investments
              (cost $17)......................................  $    17
                                                                -------
            Total investments in securities
              (cost $12,032) O................................  $13,364
                                                                =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.78% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $12,137 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $1,768
      Unrealized depreciation..........................    (541)
                                                         ------
      Net unrealized appreciation......................  $1,227
                                                         ======

B    Currently non-income producing.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 95.9%
            BASIC MATERIALS -- 1.9%
     431    Kimberly-Clark Corp. .............................  $   25,721
                                                                ----------
            CAPITAL GOODS -- 6.7%
     167    3M Co. ...........................................      12,950
     224    Caterpillar, Inc. ................................      12,940
     129    General Dynamics Corp. ...........................      14,701
     655    Ingersoll-Rand Co. Class A........................      26,458
     250    Parker-Hannifin Corp. ............................      16,477
     189    Pitney Bowes, Inc. ...............................       7,965
                                                                ----------
                                                                    91,491
                                                                ----------
            CONSUMER CYCLICAL -- 7.9%
     204    Abercrombie & Fitch Co. Class A...................      13,290
     137    Centex Corp. H....................................       9,784
     640    D.R. Horton, Inc. H...............................      22,853
     241    Federated Department Stores, Inc. ................      15,966
     480    Michaels Stores, Inc. ............................      16,981
     428    Office Depot, Inc. B..............................      13,436
     484    Supervalu, Inc. ..................................      15,724
                                                                ----------
                                                                   108,034
                                                                ----------
            CONSUMER STAPLES -- 8.4%
     598    Altria Group, Inc. ...............................      44,681
     372    Archer Daniels Midland Co. .......................       9,166
     571    General Mills, Inc. ..............................      28,137
     165    Procter & Gamble Co. .............................       9,544
     350    Weyerhaeuser Co. .................................      23,212
                                                                ----------
                                                                   114,740
                                                                ----------
            ENERGY -- 7.9%
     358    Chevron Corp. ....................................      20,346
     520    ConocoPhillips....................................      30,225
     196    Devon Energy Corp. ...............................      12,227
     402    Exxon Mobil Corp. ................................      22,569
      87    Sunoco, Inc. .....................................       6,843
     291    Valero Energy Corp. ..............................      14,994
                                                                ----------
                                                                   107,204
                                                                ----------
            FINANCE -- 22.3%
     430    ACE Ltd. .........................................      22,990
     103    Aetna, Inc. H.....................................       9,714
   1,088    Bank of America Corp. H...........................      50,197
     340    Capital One Financial Corp. ......................      29,359
   1,216    Citigroup, Inc. ..................................      59,001
     282    Countrywide Financial Corp. ......................       9,652
     104    Everest Re Group Ltd. ............................      10,477
     136    Federal Home Loan Mortgage Corp. .................       8,881
     109    Goldman Sachs Group, Inc. ........................      13,959
     195    Lehman Brothers Holdings, Inc. H..................      25,032
     263    MBIA, Inc. H......................................      15,828
     650    St. Paul Travelers Cos., Inc. H...................      29,026
     288    UnitedHealth Group, Inc. .........................      17,877
                                                                ----------
                                                                   301,993
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- 11.8%
     541    Abbott Laboratories...............................  $   21,320
     298    Amgen, Inc. B.....................................      23,485
       5    Amylin Pharmaceuticals, Inc. B....................         192
     218    Cardinal Health, Inc. ............................      14,981
      65    Cephalon, Inc. BH.................................       4,221
     158    Forest Laboratories, Inc. B.......................       6,440
     246    Genzyme Corp. BH..................................      17,405
     247    Gilead Sciences, Inc. B...........................      13,015
     638    King Pharmaceuticals, Inc. B......................      10,793
     538    McKesson Corp. ...................................      27,740
     441    Pfizer, Inc. .....................................      10,283
     228    Wyeth.............................................      10,490
                                                                ----------
                                                                   160,365
                                                                ----------
            SERVICES -- 8.3%
     518    Accenture Ltd. Class A............................      14,946
     276    CBS Corp. Class B.................................       7,030
     322    Cendant Corp. ....................................       5,548
     176    Comcast Corp. Class A B...........................       4,576
     442    IMS Health, Inc. .................................      11,015
     148    Omnicom Group, Inc. H.............................      12,586
   1,445    Time Warner, Inc. ................................      25,197
     276    Viacom, Inc. Class B B............................      11,345
     531    Waste Management, Inc. ...........................      16,119
     160    XM Satellite Radio Holdings, Inc. Class A B.......       4,354
                                                                ----------
                                                                   112,716
                                                                ----------
            TECHNOLOGY -- 18.5%
     254    Alltel Corp. .....................................      16,002
     130    CenturyTel, Inc. H................................       4,311
   1,480    Cisco Systems, Inc. B.............................      25,335
     818    Corning, Inc. B...................................      16,074
     502    Dell, Inc. B......................................      15,043
     523    First Data Corp. .................................      22,480
     491    General Electric Co. .............................      17,224
   1,469    Intel Corp. ......................................      36,669
     271    International Business Machines Corp. H...........      22,284
     136    Lockheed Martin Corp. ............................       8,673
   2,083    Microsoft Corp. ..................................      54,476
     313    Qualcomm, Inc. ...................................      13,492
                                                                ----------
                                                                   252,063
                                                                ----------
            UTILITIES -- 2.2%
     217    Exelon Corp. .....................................      11,557
     139    FirstEnergy Corp. ................................       6,819
     295    PG&E Corp. .......................................      10,936
                                                                ----------
                                                                    29,312
                                                                ----------
            Total common stock
              (cost $1,194,276)...............................  $1,303,639
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 12.8%
            REPURCHASE AGREEMENTS -- 3.8%
$ 24,709    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   24,709
     745    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         745
   1,523    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       1,523
   7,616    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       7,616
  17,771    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................      17,771
                                                                ----------
                                                                    52,364
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.0%
 118,675    BNY Institutional Cash Reserve Fund...............     118,675
       1    Evergreen Institutional Money Market Fund.........           1
                                                                ----------
                                                                   118,676
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS
$  3,202    Lehman Brothers Repurchase Agreement, 4.15%,
              01/03/2006......................................       3,202
                                                                ----------
                                                                   121,878
                                                                ----------
            Total short-term investments
              (cost $174,242).................................  $  174,242
                                                                ----------
            Total investments in securities (cost $1,368,518)
              O...............................................  $1,477,881
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,371,214 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $131,788
      Unrealized depreciation........................   (25,121)
                                                       --------
      Net unrealized appreciation....................  $106,667
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                           UNREALIZED
                                                          APPRECIATION
                       NUMBER OF                         (DEPRECIATION)
     DESCRIPTION       CONTRACTS   POSITION  EXPIRATION  AT 12/31/2005
---------------------  ---------   --------  ----------  --------------
Emini Standard &
Poor's 500 contracts    516          Long    March 2006      $(486)
                                                             =====

As of December 31, 2005, these contracts had a market value of $32,374 and were collateralized by $3,232 of cash.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 8.5%
   3,517    Alcoa, Inc. H.....................................  $  104,004
     454    Bowater, Inc. H...................................      13,938
   1,170    Companhia Vale do Rio Doce ADR....................      48,120
   3,120    DuPont (E.I.) de Nemours & Co. H..................     132,601
   2,101    International Paper Co. H.........................      70,615
   1,203    Kimberly-Clark Corp. H............................      71,777
     373    Rio Tinto plc ADR.................................      68,108
     932    Rohm & Haas Co. ..................................      45,113
                                                                ----------
                                                                   554,276
                                                                ----------
            CAPITAL GOODS -- 6.7%
     593    Caterpillar, Inc. H...............................      34,269
   1,102    Deere & Co. ......................................      75,044
     778    General Dynamics Corp. ...........................      88,674
   1,136    Parker-Hannifin Corp. H...........................      74,957
   1,174    Pitney Bowes, Inc. ...............................      49,618
     826    United Technologies Corp. ........................      46,154
   4,247    Xerox Corp. B.....................................      62,211
                                                                ----------
                                                                   430,927
                                                                ----------
            CONSUMER CYCLICAL -- 4.2%
     758    Avery Dennison Corp. .............................      41,906
   1,790    Family Dollar Stores, Inc. H......................      44,374
     495    Genuine Parts Co. ................................      21,718
   1,453    Ltd. Brands, Inc. ................................      32,472
   2,766    McDonald's Corp. .................................      93,280
     812    Wal-Mart Stores, Inc. ............................      37,988
                                                                ----------
                                                                   271,738
                                                                ----------
            CONSUMER STAPLES -- 7.4%
   1,649    Altria Group, Inc. ...............................     123,198
     235    Bunge Ltd. H......................................      13,309
   1,792    Coca-Cola Co. ....................................      72,219
     262    Colgate-Palmolive Co. ............................      14,371
     827    General Mills, Inc. ..............................      40,763
   1,575    Procter & Gamble Co. .............................      91,185
   1,424    Tyson Foods, Inc. Class A H.......................      24,347
   1,474    Weyerhaeuser Co. H................................      97,785
                                                                ----------
                                                                   477,177
                                                                ----------
            ENERGY -- 15.9%
     639    Anadarko Petroleum Corp. .........................      60,536
   1,520    BP plc ADR H......................................      97,589
   2,936    Chevron Corp. H...................................     166,688
   1,075    ConocoPhillips....................................      62,520
   2,106    EnCana Corp. H....................................      95,096
   3,888    Exxon Mobil Corp. ................................     218,393
     181    Occidental Petroleum Corp. H......................      14,482
   1,558    Royal Dutch Shell plc.............................      95,808
     612    Schlumberger Ltd. H...............................      59,407
   1,264    Total S.A. ADR H..................................     159,744
                                                                ----------
                                                                 1,030,263
                                                                ----------
            FINANCE -- 17.9%
     972    ACE Ltd. .........................................      51,949
   1,406    American International Group, Inc. ...............      95,918

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
   3,566    Bank of America Corp. H...........................  $  164,589
   3,762    Citigroup, Inc. ..................................     182,583
   1,057    Federal Home Loan Mortgage Corp. .................      69,049
   1,344    JP Morgan Chase & Co. ............................      53,361
   1,204    Marsh & McLennan Cos., Inc. ......................      38,236
     916    MBIA, Inc. H......................................      55,119
   2,309    MBNA Corp. .......................................      62,718
   1,266    Merrill Lynch & Co., Inc. ........................      85,719
     989    Metlife, Inc. ....................................      48,481
     597    PNC Financial Services Group, Inc. ...............      36,894
   1,350    State Street Corp. H..............................      74,866
     318    Swiss Reinsurance ADR.............................      23,233
   1,577    Synovus Financial Corp. ..........................      42,584
     826    UBS AG H..........................................      78,622
                                                                ----------
                                                                 1,163,921
                                                                ----------
            HEALTH CARE -- 8.6%
   3,024    Abbott Laboratories...............................     119,224
   1,114    AstraZeneca plc ADR...............................      54,144
     706    Baxter International, Inc. .......................      26,592
   1,696    Bristol-Myers Squibb Co. H........................      38,965
   2,189    Lilly (Eli) & Co. H...............................     123,876
     299    Novartis AG ADR...................................      15,676
     784    Pfizer, Inc. .....................................      18,286
   4,776    Schering-Plough Corp. H...........................      99,571
   1,354    Wyeth.............................................      62,379
                                                                ----------
                                                                   558,713
                                                                ----------
            SERVICES -- 5.6%
   1,000    Accenture Ltd. Class A............................      28,879
     589    CBS Corp. Class B.................................      15,023
   1,747    Comcast Corp. Class A BH..........................      45,359
   1,124    Comcast Corp. Special Class A BH..................      28,863
     239    Harrah's Entertainment, Inc. .....................      17,067
   1,207    New York Times Co. Class A H......................      31,920
   4,306    Time Warner, Inc. ................................      75,095
     589    Viacom, Inc. Class B B............................      24,244
     805    Warner Music Group Corp. .........................      15,508
   2,735    Waste Management, Inc. ...........................      82,992
                                                                ----------
                                                                   364,950
                                                                ----------
            TECHNOLOGY -- 14.3%
   5,290    AT&T, Inc. H......................................     129,547
     897    BellSouth Corp. H.................................      24,306
   1,692    EMC Corp./Massachusetts B.........................      23,046
     452    Emerson Electric Co. .............................      33,772
   1,018    First Data Corp. .................................      43,763
   4,838    General Electric Co. .............................     169,582
   1,534    International Business Machines Corp. ............     126,062
      77    Lockheed Martin Corp. ............................       4,919
   4,385    Microsoft Corp. ..................................     114,665
   3,799    Motorola, Inc. ...................................      85,817
   2,739    Sprint Nextel Corp. H.............................      63,974
   1,875    Verizon Communications, Inc. H....................      56,482
     589    Whirlpool Corp. H.................................      49,301
                                                                ----------
                                                                   925,236
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 3.5%
   1,734    CSX Corp. H.......................................  $   88,045
   2,936    Southwest Airlines Co. ...........................      48,232
   1,091    Union Pacific Corp. ..............................      87,820
                                                                ----------
                                                                   224,097
                                                                ----------
            UTILITIES -- 5.2%
     849    Dominion Resources, Inc. H........................      65,535
   2,208    Exelon Corp. H....................................     117,345
   1,739    FPL Group, Inc. ..................................      72,289
     865    Pinnacle West Capital Corp. ......................      35,772
   1,081    Progress Energy, Inc. H...........................      47,482
                                                                ----------
                                                                   338,423
                                                                ----------
            Total common stock
              (cost $5,416,941)...............................  $6,339,721
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.5%
            REPURCHASE AGREEMENT -- 2.4%
$ 72,449    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   72,449
   2,184    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       2,184
   4,466    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       4,466
  22,330    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      22,330
  52,104    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      52,104
                                                                ----------
                                                                   153,533
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 15.1%
 978,911    BNY Institutional Cash Reserve Fund...............  $  978,911
                                                                ----------
            Total short-term investments (cost $1,132,444)....  $1,132,444
                                                                ----------
            Total investments in securities (cost $6,549,385)
              O...............................................  $7,472,165
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $6,558,550 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $1,039,479
      Unrealized depreciation.......................    (125,864)
                                                      ----------
      Net unrealized appreciation...................  $  913,615
                                                      ==========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 9.8%
     50     Air Products and Chemicals, Inc. .................  $  2,942
    190     Alcoa, Inc. ......................................     5,617
    188     Dow Chemical Co. .................................     8,240
    104     DuPont (E.I.) de Nemours & Co. ...................     4,399
     48     International Paper Co. ..........................     1,600
     73     Kimberly-Clark Corp. .............................     4,325
     57     PPG Industries, Inc. .............................     3,272
                                                                --------
                                                                  30,395
                                                                --------
            CAPITAL GOODS -- 6.6%
     24     3M Co. ...........................................     1,852
    267     Caterpillar, Inc. ................................    15,402
     18     Pitney Bowes, Inc. ...............................       739
     36     Rockwell Automation, Inc. ........................     2,105
                                                                --------
                                                                  20,098
                                                                --------
            CONSUMER STAPLES -- 10.0%
    112     Altria Group, Inc. ...............................     8,371
    101     Campbell Soup Co. ................................     3,007
     57     Colgate-Palmolive Co. ............................     3,148
     41     Diageo plc ADR....................................     2,414
     63     General Mills, Inc. ..............................     3,119
     40     Heinz (H.J.) Co. .................................     1,349
    105     Kellogg Co. ......................................     4,558
     53     PepsiCo, Inc. ....................................     3,113
     32     Weyerhaeuser Co. .................................     2,118
                                                                --------
                                                                  31,197
                                                                --------
            ENERGY -- 11.2%
     90     BP plc ADR........................................     5,782
    224     ConocoPhillips....................................    13,039
    235     Exxon Mobil Corp. ................................    13,193
     43     Royal Dutch Shell plc ADR.........................     2,765
                                                                --------
                                                                  34,779
                                                                --------
            FINANCE -- 32.1%
     87     ACE Ltd. .........................................     4,644
     56     Allstate Corp. ...................................     3,033
    306     Bank of America Corp. ............................    14,140
     63     Chubb Corp. ......................................     6,117
    284     Citigroup, Inc. ..................................    13,806
     44     Comerica, Inc. ...................................     2,514
     22     General Growth Properties, Inc. ..................     1,015
    173     J.P. Morgan Chase & Co. ..........................     6,878
     72     MBNA Corp. .......................................     1,958
    108     Merrill Lynch & Co., Inc. ........................     7,281
    107     National City Corp. ..............................     3,597
    117     PNC Financial Services Group, Inc. ...............     7,258
    126     SunTrust Banks, Inc. .............................     9,149
    134     U.S. Bancorp......................................     3,999
     34     UBS AG............................................     3,188
     56     Wachovia Corp. ...................................     2,958
     42     Washington Mutual, Inc. ..........................     1,809
    102     Wells Fargo & Co. ................................     6,418
                                                                --------
                                                                  99,762
                                                                --------
            HEALTH CARE -- 7.6%
    105     Abbott Laboratories...............................     4,152
     64     AstraZeneca plc ADR...............................     3,086

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- (CONTINUED)
    126     Baxter International, Inc. .......................  $  4,727
    139     Pfizer, Inc. .....................................     3,236
    185     Wyeth.............................................     8,543
                                                                --------
                                                                  23,744
                                                                --------
            SERVICES -- 0.8%
     42     Gannett Co., Inc. ................................     2,558
                                                                --------
            TECHNOLOGY -- 8.1%
    385     AT&T, Inc. .......................................     9,438
    137     BellSouth Corp. ..................................     3,714
    186     General Electric Co. .............................     6,523
    146     Sprint Nextel Corp. ..............................     3,408
     71     Verizon Communications, Inc. .....................     2,134
                                                                --------
                                                                  25,217
                                                                --------
            UTILITIES -- 11.9%
     84     Consolidated Edison, Inc. ........................     3,882
     28     Constellation Energy Group, Inc. .................     1,630
    109     Dominion Resources, Inc. .........................     8,418
     19     Entergy Corp. ....................................     1,332
     83     Exelon Corp. .....................................     4,412
    182     FPL Group, Inc. ..................................     7,549
     65     PPL Corp. ........................................     1,911
     72     SCANA Corp. ......................................     2,852
     84     Southern Co. .....................................     2,911
     42     TXU Corp. ........................................     2,128
                                                                --------
                                                                  37,025
                                                                --------
            Total common stock
              (cost $289,692).................................  $304,775
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.8%
            REPURCHASE AGREEMENTS -- 1.8%
 $2,567     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  2,567
     77     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        77
    158     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       158
    791     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       791
  1,846     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     1,846
                                                                --------
            Total short-term investments
              (cost $5,439)...................................  $  5,439
                                                                --------
            Total investments in securities
              (cost $295,131) O...............................  $310,214
                                                                ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.55% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $295,232 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $20,047
      Unrealized depreciation.........................   (5,065)
                                                        -------
      Net unrealized appreciation.....................  $14,982
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 1.6%
     35     Dow Chemical Co. .................................  $ 1,547
                                                                -------
            CAPITAL GOODS -- 3.5%
     25     Boeing Co. .......................................    1,784
     27     Caterpillar, Inc. ................................    1,571
                                                                -------
                                                                  3,355
                                                                -------
            CONSUMER CYCLICAL -- 8.8%
    109     Dollar General Corp. .............................    2,071
     27     Federated Department Stores, Inc. ................    1,758
    111     Gap, Inc. ........................................    1,960
     25     Pulte Homes, Inc. ................................      988
     29     Toyota Motor Corp. I..............................    1,520
                                                                -------
                                                                  8,297
                                                                -------
            CONSUMER STAPLES -- 4.5%
     31     PepsiCo, Inc. ....................................    1,826
     42     Procter & Gamble Co. .............................    2,442
                                                                -------
                                                                  4,268
                                                                -------
            ENERGY -- 7.4%
     63     Exxon Mobil Corp. ................................    3,511
    149     Williams Cos., Inc. ..............................    3,459
                                                                -------
                                                                  6,970
                                                                -------
            FINANCE -- 21.0%
     45     American International Group, Inc. ...............    3,071
     48     Citigroup, Inc. ..................................    2,315
     11     Goldman Sachs Group, Inc. ........................    1,379
    183     MBNA Corp. .......................................    4,962
     --     Mitsubishi UFJ Financial Group, Inc. I............      817
     18     Muenchener Rueckversicherungs-Gesellschaft AG I...    2,486
     24     State Street Corp. ...............................    1,347
     37     UBS AG............................................    3,492
                                                                -------
                                                                 19,869
                                                                -------
            HEALTH CARE -- 11.4%
     19     Amgen, Inc. B.....................................    1,491
     76     Lilly (Eli) & Co. ................................    4,307
     45     Medtronic, Inc. ..................................    2,596
     56     Sanofi-Aventis S.A. ADR...........................    2,436
                                                                -------
                                                                 10,830
                                                                -------
            SERVICES -- 8.2%
     72     Accenture Ltd. Class A............................    2,073
     --     CBS Corp. Class B.................................        8
     82     Comcast Corp. Class A B...........................    2,139

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SERVICES -- (CONTINUED)
     45     Viacom, Inc. Class B B............................  $ 1,839
     61     XM Satellite Radio Holdings, Inc. Class A B.......    1,670
                                                                -------
                                                                  7,729
                                                                -------
            TECHNOLOGY -- 26.2%
    110     Applied Materials, Inc. ..........................    1,966
    158     Cisco Systems, Inc. B.............................    2,703
     42     First Data Corp. .................................    1,798
    129     General Electric Co. .............................    4,532
     43     Lexmark International, Inc. ADR B.................    1,914
    133     Microsoft Corp. ..................................    3,470
      3     Samsung Electronics Co., Ltd. I...................    1,985
     37     Sony Corp. ADR....................................    1,489
    129     Sprint Nextel Corp. ..............................    3,002
     50     Yahoo!, Inc. B....................................    1,944
                                                                -------
                                                                 24,803
                                                                -------
            TRANSPORTATION -- 3.4%
     42     Carnival Corp. ...................................    2,240
     58     Southwest Airlines Co. ...........................      946
                                                                -------
                                                                  3,186
                                                                -------
            Total common stock
              (cost $86,611)..................................  $90,854
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.7%
            REPURCHASE AGREEMENTS -- 2.7%
 $1,202     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $ 1,202
     36     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       36
     74     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       74
    370     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      370
    864     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      864
                                                                -------
            Total short-term investments
              (cost $2,546)...................................  $ 2,546
                                                                -------
            Total investments in securities
              (cost $89,157) O................................  $93,400
                                                                =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.03% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $89,307 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $4,973
      Unrealized depreciation..........................    (880)
                                                         ------
      Net unrealized appreciation......................  $4,093
                                                         ======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $6,808, which represents 7.19% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
COMMON STOCK -- 60.5%
              BASIC MATERIALS -- 4.7%
         81   Anglo American plc I..............................  $  2,771
         50   Cameco Corp. H....................................     3,176
         61   Companhia Vale do Rio Doce ADR....................     2,510
         51   Freeport-McMoRan Copper & Gold, Inc. Class B......     2,733
         59   Inco Ltd. B.......................................     2,579
        102   JSR Corp. I.......................................     2,684
         50   Rio Tinto plc I...................................     2,299
          9   Xstrata plc IH....................................       221
                                                                  --------
                                                                    18,973
                                                                  --------
              CAPITAL GOODS -- 0.5%
         30   Boeing Co.........................................     2,093
                                                                  --------
              CONSUMER CYCLICAL -- 4.7%
         33   Abercrombie & Fitch Co. Class A...................     2,144
         18   Adidas-Salomon AG IH..............................     3,435
         42   Best Buy Co., Inc.................................     1,841
        979   Carphone Warehouse Group plc I....................     4,668
         20   Hyundai Motor Co. Ltd. BI.........................     1,909
         61   Seven & I Holdings Co., Ltd.......................     2,633
         41   Toyota Motor Corp. I..............................     2,158
                                                                  --------
                                                                    18,788
                                                                  --------
              CONSUMER STAPLES -- 4.2%
         20   Altria Group, Inc.................................     1,517
         12   Nestle S.A. I.....................................     3,580
        107   Procter & Gamble Co...............................     6,170
        175   Reckitt Benckiser plc I...........................     5,781
                                                                  --------
                                                                    17,048
                                                                  --------
              ENERGY -- 2.1%
         20   Schlumberger Ltd..................................     1,914
         45   Suncor Energy, Inc................................     2,826
         39   Valero Energy Corp................................     1,992
         42   XTO Energy, Inc...................................     1,841
                                                                  --------
                                                                     8,573
                                                                  --------
              FINANCE -- 14.9%
         67   ACE Ltd...........................................     3,597
         35   Allianz AG I......................................     5,349
         95   Commerzbank AG I..................................     2,919
        140   Credit Suisse Group I.............................     7,145
         58   E*Trade Financial Corp. B.........................     1,204
         39   Goldman Sachs Group, Inc..........................     4,981
         47   Hana Financial Holdings...........................     2,140
         15   KBC Group N.V. I..................................     1,386
         46   LVMH Moet Hennessy Louis Vuitton S.A. IH..........     4,058
         --   Mitsubishi UFJ Financial Group, Inc. I............     3,336
         26   Muenchener Rueckversicherungs-Gesellschaft AG I...     3,470
        226   Shinsei Bank Ltd. I...............................     1,310

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
         46   SLM Corp..........................................  $  2,518
        239   Standard Chartered plc I..........................     5,316
         41   UBS AG I..........................................     3,932
        598   UniCredito Italiano S.p.A. I......................     4,122
         59   UnitedHealth Group, Inc...........................     3,648
                                                                  --------
                                                                    60,431
                                                                  --------
              HEALTH CARE -- 6.4%
         16   Amgen, Inc. B.....................................     1,254
         76   Cardinal Health, Inc..............................     5,239
         92   Eisai Co., Ltd. IH................................     3,871
         55   Medtronic, Inc....................................     3,189
         46   Merck KGaA........................................     3,813
         33   Monsanto Co.......................................     2,590
         17   Roche Holding AG I................................     2,582
         72   Teva Pharmaceutical Industries Ltd. ADR H.........     3,110
                                                                  --------
                                                                    25,648
                                                                  --------
              SERVICES -- 5.3%
         --   Dentsu, Inc. I....................................       849
      1,311   EMI Group plc I...................................     5,466
         48   Grupo Televisa S.A. ADR...........................     3,888
         10   Harrah's Entertainment, Inc.......................       734
         36   Las Vegas Sands Corp. BH..........................     1,421
         21   Monster Worldwide, Inc. B.........................       837
         44   Pixar Animation Studios B.........................     2,304
        444   Sirius Satellite Radio, Inc. BH...................     2,971
        145   Warner Music Group Corp. H........................     2,796
                                                                  --------
                                                                    21,266
                                                                  --------
              TECHNOLOGY -- 16.5%
        125   America Movil S.A. de C.V. ADR....................     3,666
        143   American Tower Corp. Class A B....................     3,864
        132   ASML Holding N.V. BI..............................     2,640
        339   Corning, Inc. B...................................     6,661
         23   Electronic Arts, Inc. B...........................     1,193
         13   Google, Inc. B....................................     5,393
         41   Matsushita Electric Industrial Co., Ltd. I........       790
        168   Microsoft Corp....................................     4,398
        173   Motorola, Inc.....................................     3,901
        100   Network Appliance, Inc. B.........................     2,687
        243   Nokia Oyj I.......................................     4,457
         66   Qualcomm, Inc.....................................     2,856
          5   Samsung Electronics Co., Ltd. I...................     3,423
        210   SES Global S.A. IH................................     3,680
        172   Sharp Corp. I.....................................     2,617
         52   Softbank Corp. IH.................................     2,179
        128   Sprint Nextel Corp................................     2,992
      1,208   Telefonaktiebolaget LM Ericsson I.................     4,162
        125   Yahoo!, Inc. B....................................     4,905
                                                                  --------
                                                                    66,464
                                                                  --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
-----------                                                       --------
COMMON STOCK -- (CONTINUED)
              TRANSPORTATION -- 1.2%
         --   East Japan Railway Co. I..........................  $  1,366
         32   Ryanair Holdings plc ADR BH.......................     1,786
        100   Yamato Holdings Co., Ltd. I.......................     1,663
                                                                  --------
                                                                     4,815
                                                                  --------
............   Total common stock
                (cost $218,149).................................  $244,099
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 7.6%
              FINANCE -- 7.6%
$       521   American Express Credit Account Master Trust,
                4.37%, 01/18/2011 K.............................  $    521
         40   AmeriCredit Automobile Receivables Trust,
                2.39%, 11/06/2007...............................        40
        239   AmeriCredit Automobile Receivables Trust,
                2.53%, 03/06/2008...............................       238
         28   Ameriquest Mortgage Securities, Inc.,
                4.48%, 03/25/2035 K.............................        28
        188   ARMS II,
                4.71%, 09/10/2034 K.............................       188
        500   Bank One Issuance Trust,
                4.48%, 06/15/2011 K.............................       501
        595   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.68%, 08/13/2039...............................       579
        450   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.61%, 11/15/2033...............................       460
        906   BMW Vehicle Owner Trust,
                3.66%, 12/26/2007...............................       903
         90   Capital Auto Receivables Asset Trust,
                4.43%, 10/16/2006 K.............................        90
        620   Capital One Auto Finance Trust,
                4.39%, 07/15/2010 K.............................       620
        355   Carmax Auto Owner Trust CMO,
                3.78%, 02/15/2008...............................       354
        265   Chase Issuance Trust,
                4.39%, 07/15/2010 K.............................       265
        716   Collegiate Funding Services Education Loan Trust
                I,
                4.53%, 09/28/2017 K.............................       715
        350   Collegiate Funding Services Education Loan Trust
                I,
                4.54%, 09/29/2014 K.............................       349
        399   Credit-Based Asset Servicing and Securities,
                4.50%, 08/25/2035 K.............................       399
         91   Crusade Global Trust,
                4.30%, 01/16/2035...............................        91
        113   Crusade Global Trust,
                4.35%, 01/17/2034...............................       113
        293   Crusade Global Trust,
                4.56%, 06/17/2037 K.............................       292

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
$       208   Crusade Global Trust,
                4.69%, 09/18/2034 K.............................  $    209
        450   CS First Boston Mortgage Securities Corp.,
                3.936%, 05/15/2038..............................       418
        341   DaimlerChrysler Auto Trust,
                2.62%, 06/08/2007...............................       340
        670   DaimlerChrysler Master Owner Trust,
                4.38%, 08/17/2009 K.............................       670
        800   Discover Card Master Trust I,
                4.38%, 09/16/2010 K.............................       800
        400   Discover Card Master Trust I,
                4.39%, 05/15/2010 K.............................       400
        285   Discover Card Master Trust I,
                4.40%, 04/16/2010 K.............................       285
GBP     210   European Loan Conduit,
                5.17%, 11/01/2029 M.............................       361
        850   Fleet Credit Card Master Trust II,
                2.40%, 07/15/2008 [ ]...........................       849
      1,135   GE Capital Credit Card Master Note Trust,
                4.42%, 06/15/2010 K.............................     1,136
        292   GE Commercial Equipment Financing LLC,
                3.03%, 01/22/2007 M.............................       291
        295   GE Commercial Equipment Financing LLC,
                4.38%, 01/20/2007 K.............................       295
        379   GE Corporate Aircraft Financing LLC,
                4.55%, 09/25/2013 MK............................       379
        465   Gracechurch Card Funding plc,
                4.39%, 11/16/2009 K.............................       465
        202   Granite Mortgages plc,
                4.33%, 07/20/2019...............................       202
        175   Greenwich Capital Commercial Funding Corp.,
                5.214%, 09/10/2015..............................       176
      1,045   Honda Auto Receivables Owner Trust,
                2.91%, 10/20/2008 [ ]...........................     1,025
        118   Household Automotive Trust,
                1.73%, 12/17/2007...............................       118
        923   Household Automotive Trust,
                4.16%, 09/17/2008...............................       919
        913   Ixis Real Estate Capital Trust,
                4.49%, 12/25/2035 K.............................       913
        480   MBNA Credit Card Master Note Trust,
                6.55%, 12/15/2008...............................       484
        546   Medallion Trust,
                4.39%, 05/10/2036 K.............................       546
        200   Medallion Trust,
                4.52%, 05/25/2035 K.............................       201
        206   Medallion Trust,
                4.69%, 12/21/2033 K.............................       206
        375   Morgan Stanley Capital I,
                5.23%, 09/15/2042...............................       376
        600   Morgan Stanley Capital I,
                6.20%, 07/15/2033...............................       615
      1,097   Morgan Stanley Home Equity Loans,
                4.49%, 08/25/2035 K.............................     1,098

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       699   National RMBS Trust,
                4.61%, 03/20/2034 K.............................  $    699
        232   Navistar Financial Corp. Owner Trust,
                2.72%, 12/15/2007...............................       231
        220   New Century Home Equity Loan Trust,
                4.67%, 03/25/2035 K.............................       221
        480   Nissan Auto Lease Trust,
                2.90%, 08/15/2007...............................       476
        272   Nissan Auto Receivables Owner Trust,
                3.22%, 07/16/2007...............................       270
        445   Nissan Auto Receivables Owner Trust,
                3.75%, 09/17/2007...............................       443
        500   Nomura Asset Securities Corp.,
                6.59%, 03/15/2030...............................       517
        491   Onyx Acceptance Grantor Trust,
                4.03%, 04/15/2008...............................       489
        391   Option One Mortgage Loan Trust,
                4.48%, 08/25/2035 K.............................       391
        597   Option One Mortgage Loan Trust,
                4.54%, 08/25/2035 K.............................       597
        570   Prudential Commercial Mortgage Trust,
                4.49%, 02/11/2036...............................       549
        523   Residential Asset Securities Corp.,
                4.48%, 08/25/2035 K.............................       523
        275   RMAC plc,
                4.54%, 12/12/2018 ZK............................       275
GBP       8   RMAC plc,
                4.75%, 12/12/2020 MK............................        14
        103   USAA Auto Owner Trust,
                1.58%, 06/15/2007...............................       103
         10   USAA Auto Owner Trust,
                2.41%, 02/15/2007...............................        10
        229   USAA Auto Owner Trust,
                2.79%, 06/15/2007...............................       228
      1,090   USAA Auto Owner Trust,
                3.80%, 12/17/2007...............................     1,086
        263   USAA Auto Owner Trust,
                3.55%, 09/17/2007...............................       262
        895   Volkswagen Credit Auto Master Trust,
                4.39%, 07/20/2010 K.............................       895
        500   Wachovia Bank Commercial Mortgage Trust,
                5.12%, 07/15/2042...............................       498
        502   Westpac Securitisation Trust,
                4.57%, 03/23/2036 K.............................       502
         35   WFS Financial Owner Trust CMO,
                2.03%, 10/22/2007...............................        35
         56   WFS Financial Owner Trust CMO,
                2.50%, 12/17/2007...............................        56

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
$       891   WFS Financial Owner Trust,
                4.00%, 06/17/2008...............................  $    888
         64   Whole Auto Loan Trust CMO,
                2.59%, 05/15/2007...............................        63
                                                                  --------
............   Total asset and commercial mortgage backed
                securities
                (cost $30,916)..................................  $ 30,844
                                                                  --------
CORPORATE BONDS: INVESTMENT GRADE -- 24.3%
              BASIC MATERIALS -- 0.1%
EUR     325   Int'l Paper Co.,
                5.375%, 08/11/2006..............................  $    390
                                                                  --------
              CAPITAL GOODS -- 0.3%
      1,050   Boeing Co,
                8.10%, 11/15/2006...............................     1,078
                                                                  --------
              CONSUMER CYCLICAL -- 0.5%
        485   DaimlerChrysler N.A. Holding Corp.,
                4.875%, 06/15/2010..............................       474
        350   Staples, Inc.,
                7.125%, 08/15/2007..............................       362
      1,350   Wal-Mart Stores, Inc.
                5.25%, 09/01/2035...............................     1,310
                                                                  --------
                                                                     2,146
                                                                  --------
              CONSUMER STAPLES -- 0.1%
        300   ConAgra Foods, Inc.,
                6.00%, 09/15/2006...............................       302
                                                                  --------
              ENERGY -- 0.2%
        735   Burlington Resources Finance Co.,
                5.60%, 12/01/2006...............................       739
                                                                  --------
              FOREIGN GOVERNMENTS -- 13.4%
AUD     415   Australian Government Bond,
                6.00%, 02/15/2017 +.............................       324
CAD     740   Canadian Government,
                5.50%, 06/01/2010...............................       677
CAD     855   Canadian Government,
                5.75%, 06/01/2029...............................       919
EUR   4,035   Denmark Government,
                4.875%, 04/18/2007..............................     4,899
DKK   3,676   Denmark Government,
                6.00%, 11/15/2009...............................       647
EUR   1,700   Deutschland Bundesrepublik,
                3.75%, 01/04/2015...............................     2,085
EUR   3,440   Deutschland Bundesrepublik,
                4.00%, 01/04/2037 +.............................     4,402
EUR   4,110   Deutschland Rep DBR,
                5.25%, 07/04/2010 +.............................     5,309
      1,050   Finland (Republic of),
                4.75%, 03/06/2007 H.............................     1,049
EUR     400   French Government,
                4.00%, 04/25/2013...............................       498
ILS   5,120   Israel Government Bond -- Shahar,
                7.50%, 03/31/2014...............................     1,204

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
JPY$757,150   Japanese Government,
                1.40%, 06/22/2009...............................  $  6,602
JPY 461,500   Japanese Government,
                1.40%, 09/20/2011 +.............................     4,424
JPY 322,600   Japanese Government,
                1.50%, 09/20/2014 +.............................     2,763
JPY 162,900   Japanese Government,
                2.10%, 09/20/2025 +.............................     1,407
        430   Korea Development Bank,
                4.625%, 09/16/2010 H............................       421
MXP   7,525   Mexican Bonos,
                10.00%, 12/05/2024..............................       800
SGD   1,430   Singapore Government,
                4.00%, 03/01/2007...............................       875
SGD   1,350   Singapore Government,
                4.375%, 01/15/2009..............................       846
GBP     845   UK Treasury,
                4.25%, 03/07/2036 +.............................     1,522
GBP   1,931   UK Treasury,
                4.75%, 06/07/2010 +.............................     3,400
GBP   2,295   UK Treasury,
                4.75%, 09/07/2015...............................     4,151
GBP   3,000   UK Treasury,
                5.00%, 03/07/2008...............................     5,249
                                                                  --------
                                                                    54,473
                                                                  --------
              FINANCE -- 7.1%
        300   Aiful Corp.,
                4.45%, 02/16/2010 M.............................       291
        725   Aiful Corporation,
                5.0%, 08/10/2010 M..............................       716
        670   American General Financial,
                5.40%, 12/01/2015...............................       668
      1,130   American Honda Finance Corp.,
                4.22%, 07/23/2007 MK............................     1,130
EUR     650   ASIF III (Jersey) Ltd.,
                2.34%, 07/17/2006...............................       769
        310   Axa,
                8.60%, 12/15/2030...............................       414
        905   BAE Systems Holdings, Inc.,
                4.74%, 08/15/2008 MK............................       906
EUR     430   BAT International Finance plc,
                3.02%, 04/03/2006...............................       510
        500   Berkshire Hathaway Finance Corp.,
                4.17%, 01/11/2008...............................       501
        450   Boeing Capital Corp.,
                4.75%, 08/25/2008 H.............................       449
      1,300   Caterpillar Financial Services Corp.,
                4.34%, 02/12/2007 K.............................     1,301
        990   Credit Suisse First Boston USA, Inc.,
                5.125%, 08/15/2015..............................       980
      1,020   First Union-Chase Commercial Mortgage,
                6.65%, 06/15/2031...............................     1,062
      1,150   HBOS Treasury Services plc,
                4.00%, 09/15/2009 M.............................     1,120

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
              FINANCE -- (CONTINUED)
EUR    $540   International Lease Finance Corp.,
                3.39%, 06/26/2006 K.............................  $    642
      1,240   Lasalle Bank,
                4.09%, 05/17/2006...............................     1,238
EUR     800   Lloyds TSB Bank plc,
                5.25%, 07/14/2008...............................       992
        904   MBNA Credit Card Master Note Trust,
                4.37%, 12/15/2010 K.............................       904
GBP     560   Metlife, Inc.,
                5.25%, 06/29/2020...............................       983
        525   Mizuho Financial Group, Inc.,
                5.79%, 04/15/2014 M.............................       542
EUR     225   Nordea Bank Finland plc,
                5.75%, 03/26/2014...............................       286
EUR   1,100   Nordea Bank Norge,
                2.45%, 12/13/2006 K.............................     1,302
GBP     620   Northern Rock plc,
                4.67%, 01/31/2006 K.............................     1,066
EUR     425   Oversea-Chinese Banking Corp., Ltd.,
                7.25%, 09/06/2011 Z.............................       596
EUR     480   Pemex Project Funding Master Trust,
                6.375%, 08/05/2016 M............................       646
EUR     400   Rci Banque S.A.,
                2.34%, 01/04/2006...............................       474
      1,325   Royal Bank Of Scotland plc,
                4.40%, 11/24/2006 MK............................     1,326
      1,350   Royal Bank Of Scotland plc,
                4.79%, 12/18/2006...............................     1,350
      1,350   Societe Generale,
                4.78%, 12/18/2006...............................     1,350
        144   Southern Capital Corp.,
                5.70%, 06/30/2023 M.............................       145
        250   St. Paul Travelers Cos., Inc.,
                5.75%, 03/15/2007 H.............................       251
      1,145   Temasek Financial I Ltd.,
                4.50%, 09/21/2015 M.............................     1,102
EUR     550   Unicredito Italiano Bank,
                2.18%, 10/11/2006...............................       651
      1,200   US Bank NA,
                4.23%, 07/28/2006 K.............................     1,200
EUR     550   Volkswagen Bank GmbH,
                2.59%, 12/27/2006 K.............................       651
                                                                  --------
                                                                    28,514
                                                                  --------
              SERVICES -- 0.5%
        691   Harrahs Operating Income Co., Inc.,
                5.625%, 06/01/2015..............................       679
      1,350   News America, Inc.,
                6.40%, 12/15/2035 M.............................     1,361
                                                                  --------
                                                                     2,040
                                                                  --------
              TECHNOLOGY -- 1.5%
      1,940   AT&T, Inc.,
                5.30%, 11/15/2010 H.............................     1,946
        475   Cingular Wireless Services, Inc.
                7.875%, 03/01/2011..............................       533

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT Y                                                         VALUE U
-----------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              TECHNOLOGY -- (CONTINUED)
v$      530   Comcast Corp.,
                5.45%, 11/15/2010...............................  $    533
EUR     150   France Telecom,
                8.00%, 12/20/2017...............................       322
        630   General Electric Co.,
                5.00%, 02/01/2013...............................       630
        405   Sprint Capital Corp.,
                4.78%, 08/17/2006...............................       405
        440   Sprint Capital Corp.,
                7.125%, 01/30/2006..............................       441
        305   Sprint Capital Corp.,
                7.625%, 01/30/2011..............................       336
        405   Telecom Italia Capital,
                6.375%, 11/15/2033..............................       410
        375   Verizon New England, Inc.,
                6.50%, 09/15/2011...............................       384
                                                                  --------
                                                                     5,940
                                                                  --------
              TRANSPORTATION -- 0.1%
        320   Union Pacific Corp.,
                6.40%, 02/01/2006...............................       320
                                                                  --------
              UTILITIES -- 0.5%
        350   FPL Group Capital, Inc.,
                6.125%, 05/15/2007..............................       355
GBP     160   Northumbrian Water,
                6.00%, 10/11/2017...............................       300
        300   Nstar,
                8.00%, 02/15/2010...............................       332
        195   Virginia Electric & Power Co.,
                5.375%, 02/01/2007 H............................       196
        800   Virginia Electric & Power,
                5.75%, 03/31/2006...............................       801
                                                                  --------
                                                                     1,984
                                                                  --------
              Total corporate bonds: investment grade
                (cost $96,252)..................................  $ 97,926
                                                                  --------
 CONTRACTS
-----------
          V
PUT OPTIONS PURCHASED -- 0.0%
              ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
      3,180   Canadian Dollar vs. Japanese Yen, February 2006,
                95.70...........................................  $      3
                                                                  --------
              Total put options purchased
                (cost $33)......................................  $      3
                                                                  --------
 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE U
-----------                                                       --------
          v
U.S. GOVERNMENT SECURITIES -- 18.0%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
$     1,200   Federal Home Loan Bank
                5.75% 2012......................................  $  1,264
                                                                  --------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE U
-----------                                                       --------
              U.S. TREASURY SECURITIES -- 17.7%
$    13,250   2.875% 2006.......................................  $ 13,066
     16,070   3.00% 2009........................................    15,423
     13,802   3.375% 2007 J+....................................    17,462
      2,795   4.00% 2015 +......................................     2,710
     13,200   4.128% 2010 +.....................................    13,070
        540   5.375% 2031.......................................       607
                                                                  --------
                                                                    62,338
                                                                  --------
              Total U.S. government securities
                (cost $63,555)..................................  $ 63,602
                                                                  --------
U.S. GOVERNMENT AGENCIES -- 4.3%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%
$     1,430   4.50% 2020........................................  $  1,391
        564   5.03% 2029........................................       577
        391   5.50% 2019........................................       394
                                                                  --------
                                                                     2,362
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.3%
      1,320   3.25% 2006........................................     1,309
      4,357   4.50% 2020........................................     4,247
      1,422   4.759% 2014.......................................     1,402
      1,643   4.974% 2013.......................................     1,639
      3,923   5.00% 2019........................................     3,885
        145   5.50% 2020........................................       146
        285   5.50% 2034........................................       283
        169   6.50% 2010 -- 2013................................       173
          9   7.00% 2029........................................         9
                                                                  --------
                                                                    13,093
                                                                  --------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
        524   6.00% 2028 -- 2035................................       536
        123   6.50% 2028........................................       129
        656   7.50% 2035........................................       692
         69   8.00% 2029 -- 2030................................        75
                                                                  --------
                                                                     1,432
                                                                  --------
              Total U.S. government agencies
                (cost $16,969)..................................  $ 16,887
                                                                  --------
              Total long-term investments
                (cost $425,874).................................  $453,361
                                                                  --------
SHORT-TERM INVESTMENTS -- 16.5%
              FINANCE -- 2.5%
$     1,350   HBOS Treasury Services plc,
                4.79%, 12/18/2006...............................  $  1,350
      1,380   KFW International Finance,
                3.98%, 03/10/2006 Z.............................     1,368
      1,160   Rabobank Nederland
                4.19%, 08/28/2006...............................     1,160
      1,350   Rabobank Nederland,
                4.75%, 12/18/2006...............................     1,350
      1,240   Wells Fargo Bank NA,
                4.00%, 07/24/2006...............................     1,240

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE U
-----------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
              FINANCE -- (CONTINUED)
v$    1,240   Wells Fargo Bank NA,
                4.32%, 07/24/2006 K.............................  $  1,240
      2,370   Westdeutsche Landesbank,
                3.97%, 07/17/2006...............................     2,370
                                                                  --------
                                                                    10,078
                                                                  --------
              REPURCHASE AGREEMENTS -- 6.5%
     12,344   Banc of America Securities TriParty Joint
                Repurchase Agreement,
                4.30%, 01/03/2006...............................    12,344
        372   Deutsche Bank Securities Joint Repurchase
                Agreement,
                4.29%, 01/03/2006...............................       372
        761   Deutsche Bank Securities TriParty Joint Repurchase
                Agreement,
                4.27%, 01/03/2006...............................       761
      3,805   Morgan Stanley & Co., Inc. TriParty Joint
                Repurchase Agreement,
                4.27%, 01/03/2006...............................     3,805
      8,878   UBS Securities Joint Repurchase Agreement,
                4.33%, 01/03/2006...............................     8,878
                                                                  --------
                                                                    26,160
                                                                  --------
  SHARES
-----------
          V   SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 7.5%
     30,232   Navigator Prime Portfolio.........................    30,232
                                                                  --------
              Total short-term investments
                (cost $66,453)..................................  $ 66,470
                                                                  --------
              Total investments in securities
                (cost $492,327) O...............................  $519,831
                                                                  ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.17% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $493,112 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $30,881
      Unrealized depreciation.........................   (4,162)
                                                        -------
      Net unrealized appreciation.....................  $26,719
                                                        =======

 Y   All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      DKK  -- Denmark Krone
      EUR  -- EURO
      GBP  -- British Pound
      ILS  -- Israeli Shekel
      JPY  -- Japanese Yen
      MXP  -- Mexican Peso
      SGD  -- Singapore Dollar

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $11,594, which represents 2.87% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $10,330, which represents 2.56% of total net assets.

  Z Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2005, the market value of these securities amounted to $871 or 0.22% of net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $104,745.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Australia                                               0.9%
---------------------------------------------------------------
Belgium                                                 0.3
---------------------------------------------------------------
Brazil                                                  0.6
---------------------------------------------------------------
Canada                                                  2.7
---------------------------------------------------------------
Cayman Islands                                          0.1
---------------------------------------------------------------
Denmark                                                 1.4
---------------------------------------------------------------
Finland                                                 1.4
---------------------------------------------------------------
France                                                  1.5
---------------------------------------------------------------
Germany                                                10.7
---------------------------------------------------------------
Hong Kong                                               0.0
---------------------------------------------------------------
Ireland                                                 0.6
---------------------------------------------------------------
Israel                                                  1.1
---------------------------------------------------------------
Italy                                                   1.0
---------------------------------------------------------------
Japan                                                  11.8
---------------------------------------------------------------
Jersey Channel Isle                                     0.2
---------------------------------------------------------------
Luxembourg                                              1.0
---------------------------------------------------------------
Mexico                                                  2.1
---------------------------------------------------------------
Netherlands                                             1.3
---------------------------------------------------------------
Norway                                                  0.3
---------------------------------------------------------------
Singapore                                               0.8
---------------------------------------------------------------
South Korea                                             2.0
---------------------------------------------------------------
Sweden                                                  1.0
---------------------------------------------------------------
Switzerland                                             4.3
---------------------------------------------------------------
United Kingdom                                         14.5
---------------------------------------------------------------
United States                                          56.5
---------------------------------------------------------------
Short-Term Investments                                 16.5
---------------------------------------------------------------
Other Assets & Liabilities                            (34.6)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                           NUMBER OF                                               (DEPRECIATION)
DESCRIPTION                                                CONTRACTS         POSITION          EXPIRATION          AT 12/31/2005
-----------                                                ---------         --------         ------------         --------------
10 Year Japanese Bond futures contracts                         5              Long             March 2006              $(58)
10 Year U.S. Treasury Note futures contracts                    4              Long             March 2006                 3
5 Year U.S. Treasury Note futures contracts                    67              Long             March 2006                 7
CAC 40 Index futures contracts                                  2              Long             March 2006                --
Eurex DAX Index futures contract                                1              Long             March 2006                 1
Eurex EURO-BOBL futures contracts                               3              Long             March 2006                 4
Eurex EURO-BUND futures contracts                              48              Long             March 2006                75
Eurex EURO-SCHATZ futures contracts                            44              Long             March 2006                11
FTSE 100 Index futures contracts                                2              Long             March 2006                (3)
Hang Seng Index futures contract                                1              Long           January 2006                (3)
Russell Mini futures contracts                                185             Short             March 2006               259
S&P 500 Index futures contracts                                84              Long             March 2006               (82)
SPE SPI 200 Index futures contracts                             1              Long             March 2006                --
                                                                                                                        ----
                                                                                                                        $214
                                                                                                                        ====

These contracts had a market value of $19,565 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                 FORWARD BONDS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
                      DESCRIPTION                                VALUE            AMOUNT            DATE           (DEPRECIATION)
                      -----------                               --------         --------         --------         --------------
Canadian Government                                             $(10,586)        $(10,672)        01/19/2006           $  86
Canadian Government                                               (3,527)          (3,510)        01/18/2006             (17)
Canadian Government                                               (3,621)          (3,567)        01/23/2006             (54)
Deutschland Republik DBR                                            (226)            (229)        01/13/2006               3
Japanese Government                                               (4,392)          (4,259)        01/27/2006            (133)
Swedish Government                                                (8,974)          (8,933)        01/26/2006             (41)
                                                                                                                       -----
                                                                                                                       $(156)
                                                                                                                       =====

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
            DESCRIPTION                     TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
            -----------                     -----------         --------         --------         --------         --------------
Australian Dollar                               Buy             $  4,413         $  4,437         02/01/06             $ (24)
Australian Dollar                              Sell                1,802            1,806         02/01/06                 4
British Pound                                   Buy                1,513            1,516         02/01/06                (3)
British Pound                                   Buy                  187              192         03/17/06                (5)
British Pound                                  Sell                   51               51         01/03/06                --
British Pound                                  Sell                  173              174         01/04/06                 1
British Pound                                  Sell                   86               86         01/05/06                --
British Pound                                  Sell                2,513            2,505         02/01/06                (8)
Canadian Dollar                                 Buy                2,354            2,369         03/15/06               (15)
Canadian Dollar                                Sell                5,551            5,602         03/15/06                51
Chilian Peso                                    Buy                1,749            1,748         03/15/06                 1
Chilian Peso                                   Sell                1,474            1,469         03/15/06                (5)
Chinese Yuan Renminbi                           Buy                  678              681         05/25/06                (3)
Chinese Yuan Renminbi                           Buy                  387              387         05/25/06                --
Chinese Yuan Renminbi                           Buy                2,359            2,324         08/14/06                35
Chinese Yuan Renminbi                          Sell                  678              684         05/25/06                 6
Chinese Yuan Renminbi                          Sell                2,359            2,342         08/14/06               (17)
Danish Krone                                   Sell                  677              672         03/15/06                (5)
Euro                                            Buy               19,127           19,000         02/01/06               127
Euro                                            Buy                  271              276         03/17/06                (5)
Euro                                           Sell                  474              472         01/04/06                (2)
Euro                                           Sell               37,095           36,895         02/01/06              (200)
Hong Kong Dollar                                Buy                6,514            6,507         01/18/06                 7
Hong Kong Dollar                               Sell                6,514            6,572         01/18/06                58
Hungarian Forint                                Buy                  679              686         03/16/06                (7)
Hungarian Forint                               Sell                  818              800         03/16/06               (18)
Iceland Krona                                   Buy                  222              222         03/15/06                --
Iceland Krona                                  Sell                   65               65         03/15/06                --
Israeli Shekel                                  Buy                  954              949         03/15/06                 5
Israeli Shekel                                 Sell                2,225            2,223         03/15/06                (2)
Japanese Yen                                    Buy                3,933            3,919         02/01/06                14
Japanese Yen                                   Sell               10,618           10,549         02/01/06               (69)
Mexican Peso                                    Buy                6,434            6,420         03/15/06                14
Mexican Peso                                    Buy                  658              607         05/25/06                51
Mexican Peso                                   Sell                  400              400         03/15/06                --
Mexican Peso                                   Sell                  658              617         05/25/06               (41)
New Zealand Dollar                              Buy                3,765            3,879         03/15/06              (114)

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
            DESCRIPTION                     TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
            -----------                     -----------         --------         --------         --------         --------------
New Zealand Dollar                             Sell             $  2,971         $  3,052         03/15/06             $  81
Norwegian Krone                                 Buy                2,022            2,058         03/15/06               (36)
Norwegian Krone                                Sell                  831              833         03/15/06                 2
Singapore Dollar                                Buy                  495              491         03/15/06                 4
Singapore Dollar                               Sell                3,175            3,148         03/15/06               (27)
Slovakian Koruna                                Buy                  576              579         03/15/06                (3)
Slovakian Koruna                               Sell                   22               22         03/15/06                --
South Africa Rand                               Buy                1,133            1,125         08/14/06                 8
South Africa Rand                              Sell                5,331            5,273         03/15/06               (58)
South Korean Won                                Buy                2,466            2,429         03/15/06                37
South Korean Won                               Sell                  274              272         03/15/06                (2)
Swedish Krona                                  Sell                3,200            3,233         03/15/06                33
Swiss Francs                                    Buy                4,770            4,853         03/15/06               (83)
Swiss Francs                                   Sell                7,176            7,241         03/15/06                65
Taiwan Dollar                                   Buy                  409              404         03/15/06                 5
Taiwan Dollar                                  Sell                  131              129         03/15/06                (2)
Thailand Baht                                   Buy                2,435            2,429         03/15/06                 6
Thailand Baht                                  Sell                4,606            4,546         03/15/06               (60)
                                                                                                                       -----
                                                                                                                       $(199)
                                                                                                                       =====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.6%
      74    KBC Bankverzekeringsholdings Hi...................  $    6,902
                                                                ----------
            BRAZIL -- 1.0%
     288    Companhia Vale do Rio Doce ADR....................      11,828
                                                                ----------
            CANADA -- 3.4%
     238    Cameco Corp. H....................................      15,061
     282    Inco Ltd. BH......................................      12,269
     223    Suncor Energy, Inc. ..............................      14,091
                                                                ----------
                                                                    41,421
                                                                ----------
            FINLAND -- 1.8%
   1,207    Nokia Oyj I.......................................      22,131
                                                                ----------
            FRANCE -- 1.6%
     216    LVMH Moet Hennessy Louis Vuitton S.A. Hi..........      19,202
                                                                ----------
            GERMANY -- 7.6%
      92    Adidas-Salomon AG IH..............................      17,333
     167    Allianz AG I......................................      25,302
     454    Commerzbank AG I..................................      13,938
     236    Merck KGaA........................................      19,553
     121    Muenchener Rueckversicherungs-Gesellschaft
              AG IH...........................................      16,419
                                                                ----------
                                                                    92,545
                                                                ----------
            IRELAND -- 0.7%
     157    Ryanair Holdings plc ADR BH.......................       8,813
                                                                ----------
            ISRAEL -- 1.3%
     372    Teva Pharmaceutical Industries Ltd. ADR H.........      15,987
                                                                ----------
            ITALY -- 1.7%
   2,984    UniCredito Italiano S.p.A. I......................      20,573
                                                                ----------
            JAPAN -- 10.7%
       2    Dentsu, Inc. I....................................       6,166
       1    East Japan Railway Co. I..........................       6,508
     440    Eisai Co., Ltd. IH................................      18,520
     488    JSR Corp. I.......................................      12,815
     325    Matsushita Electric Industrial Co., Ltd. I........       6,264
       1    Mitsubishi UFJ Financial Group, Inc. I............      16,668
     296    Seven & I Holdings Co., Ltd. .....................      12,667
     825    Sharp Corp. I.....................................      12,553
   1,552    Shinsei Bank Ltd. I...............................       8,998
     258    Softbank Corp. IH.................................      10,884
     197    Toyota Motor Corp. I..............................      10,276
     482    Yamato Holdings Co., Ltd. I.......................       8,014
                                                                ----------
                                                                   130,333
                                                                ----------
            LUXEMBOURG -- 1.4%
   1,005    SES Global S.A. IH................................      17,606
                                                                ----------
            MEXICO -- 3.0%
     603    America Movil S.A. de C.V. ADR....................      17,644
     231    Grupo Televisa S.A. ADR H.........................      18,604
                                                                ----------
                                                                    36,248
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            NETHERLANDS -- 1.0%
     629    ASML Holding N.V. BI..............................  $   12,604
                                                                ----------
            SOUTH KOREA -- 3.0%
     223    Hana Financial Holdings...........................      10,204
     100    Hyundai Motor Co. Ltd. BI.........................       9,510
      27    Samsung Electronics Co., Ltd. I...................      17,081
                                                                ----------
                                                                    36,795
                                                                ----------
            SWEDEN -- 1.6%
   5,715    Telefonaktiebolaget LM Ericsson I.................      19,691
                                                                ----------
            SWITZERLAND -- 7.1%
     665    Credit Suisse Group I.............................      33,875
      57    Nestle S.A. I.....................................      16,898
      84    Roche Holding AG I................................      12,608
     243    UBS AG I..........................................      23,087
                                                                ----------
                                                                    86,468
                                                                ----------
            UNITED KINGDOM -- 10.7%
     383    Anglo American plc I..............................      13,078
   5,134    Carphone Warehouse Group plc I....................      24,473
   5,926    EMI Group plc IH..................................      24,701
     830    Reckitt Benckiser plc I...........................      27,357
     265    Rio Tinto plc I...................................      12,125
   1,205    Standard Chartered plc I..........................      26,821
      45    Xstrata plc IH....................................       1,059
                                                                ----------
                                                                   129,614
                                                                ----------
            UNITED STATES -- 40.3%
     155    Abercrombie & Fitch Co. Class A...................      10,083
     317    ACE Ltd. .........................................      16,957
      98    Altria Group, Inc. ...............................       7,308
     694    American Tower Corp. Class A B....................      18,816
      77    Amgen, Inc. B.....................................       6,055
     211    Best Buy Co., Inc. ...............................       9,176
     141    Boeing Co. .......................................       9,897
     358    Cardinal Health, Inc. ............................      24,592
   1,688    Corning, Inc. B...................................      33,194
     288    E*Trade Financial Corp. B.........................       6,004
     114    Electronic Arts, Inc. B...........................       5,969
     240    Freeport-McMoRan Copper & Gold, Inc. Class B......      12,934
     184    Goldman Sachs Group, Inc. ........................      23,511
      65    Google, Inc. B....................................      26,758
      78    Harrah's Entertainment, Inc. .....................       5,582
     234    Las Vegas Sands Corp. BH..........................       9,224
     264    Medtronic, Inc. ..................................      15,210
     813    Microsoft Corp. ..................................      21,252
     160    Monsanto Co. .....................................      12,428
      97    Monster Worldwide, Inc. B.........................       3,976
     814    Motorola, Inc. ...................................      18,384
     497    Network Appliance, Inc. B.........................      13,414
     210    Pixar Animation Studios B.........................      11,066
     508    Procter & Gamble Co. .............................      29,409
     320    Qualcomm, Inc. ...................................      13,777
      98    Schlumberger Ltd. ................................       9,550
   2,101    Sirius Satellite Radio, Inc. BH...................      14,076

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     227    SLM Corp. ........................................  $   12,505
     636    Sprint Nextel Corp. ..............................      14,859
     277    UnitedHealth Group, Inc. .........................      17,188
     193    Valero Energy Corp. ..............................       9,938
     688    Warner Music Group Corp. H........................      13,256
     209    XTO Energy, Inc. .................................       9,192
     593    Yahoo!, Inc. B....................................      23,226
                                                                ----------
                                                                   488,766
                                                                ----------
            Total common stock
              (cost $1,066,621)...............................  $1,197,527
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.7%
            REPURCHASE AGREEMENTS -- 1.7%
 $ 9,590    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    9,590
     289    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         289
     591    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         591
   2,956    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,956
   6,897    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       6,897
                                                                ----------
                                                                    20,323
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.0%
 145,805    Navigator Prime Portfolio.........................     145,805
                                                                ----------
            Total short-term investments
              (cost $166,128).................................  $  166,128
                                                                ----------
            Total investments in securities
              (cost $1,232,749) O.............................  $1,363,655
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,236,416 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $136,681
      Unrealized depreciation........................    (9,442)
                                                       --------
      Net unrealized appreciation....................  $127,239
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $552,040, which represents 45.41% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                              AT DECEMBER 31, 2005

                                                              UNREALIZED
                             MARKET   CONTRACT   DELIVERY    APPRECIATION
 DESCRIPTION   TRANSACTION   VALUE     AMOUNT      DATE     (DEPRECIATION)
-------------  -----------   ------   --------   --------   --------------
British Pound   Sell          $245      $245     01/03/06        $--
British Pound   Sell           831       832     01/04/06          1
British Pound   Sell           412       412     01/05/06         --
                                                                 ---
                                                                 $ 1
                                                                 ===

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         7.5%
---------------------------------------------------------------
Capital Goods                                           0.8
---------------------------------------------------------------
Consumer Cyclical                                       7.7
---------------------------------------------------------------
Consumer Staples                                        6.7
---------------------------------------------------------------
Energy                                                  3.5
---------------------------------------------------------------
Finance                                                24.5
---------------------------------------------------------------
Health Care                                            10.3
---------------------------------------------------------------
Services                                                8.8
---------------------------------------------------------------
Technology                                             26.8
---------------------------------------------------------------
Transportation                                          1.9
---------------------------------------------------------------
Short-Term Investments                                 13.7
---------------------------------------------------------------
Other Assets & Liabilities                            (12.2)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 2.1%
    184     Cameco Corp. .....................................  $ 11,642
            CAPITAL GOODS -- 5.8%
    255     Boeing Co. .......................................    17,933
    126     General Dynamics Corp. ...........................    14,332
                                                                --------
                                                                  32,265
                                                                --------
            CONSUMER CYCLICAL -- 1.2%
    103     Abercrombie & Fitch Co. Class A...................     6,727
                                                                --------
            CONSUMER STAPLES -- 2.0%
    194     Procter & Gamble Co. .............................    11,247
                                                                --------
            ENERGY -- 2.6%
     74     Halliburton Co. ..................................     4,597
    241     Petro-Canada......................................     9,664
                                                                --------
                                                                  14,261
                                                                --------
            FINANCE -- 26.8%
     54     Chicago Mercantile Exchange Holdings, Inc. .......    19,889
    384     Commerce Bancorp, Inc. ...........................    13,207
    693     Countrywide Financial Corp. ......................    23,709
    174     Franklin Resources, Inc. .........................    16,364
     98     Legg Mason, Inc. .................................    11,731
    193     Nasdaq Stock Market, Inc. B.......................     6,806
     46     Progressive Corp. ................................     5,325
    144     UBS AG............................................    13,733
    404     UnitedHealth Group, Inc. .........................    25,082
    144     Wellpoint, Inc. B.................................    11,480
                                                                --------
                                                                 147,326
                                                                --------
            HEALTH CARE -- 20.2%
    180     Amgen, Inc. B.....................................    14,214
    519     AstraZeneca plc ADR...............................    25,220
    127     Coventry Health Care, Inc. B......................     7,228
     67     Genzyme Corp. B...................................     4,777
    173     Gilead Sciences, Inc. B...........................     9,082
    420     Medtronic, Inc. ..................................    24,199
    322     Sanofi-Aventis S.A. ADR...........................    14,153
    593     Schering-Plough Corp. ............................    12,357
                                                                --------
                                                                 111,230
                                                                --------
            SERVICES -- 5.5%
     88     Moody's Corp. ....................................     5,407
     55     Pixar Animation Studios B.........................     2,887
    180     Starwood Hotels & Resorts Worldwide, Inc. B.......    11,465
    387     XM Satellite Radio Holdings, Inc. Class A B.......    10,544
                                                                --------
                                                                  30,303
                                                                --------
            TECHNOLOGY -- 32.6%
    323     Adobe Systems, Inc. ..............................    11,935
    196     America Movil S.A. de C.V. ADR....................     5,736
    192     Apple Computer, Inc. B............................    13,776
    247     Danaher Corp. ....................................    13,759

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
    394     Electronic Arts, Inc. B...........................  $ 20,614
    328     General Electric Co. .............................    11,479
     40     Google, Inc. B....................................    16,574
    507     Microsoft Corp. ..................................    13,249
    722     Network Appliance, Inc. B.........................    19,490
    443     Qualcomm, Inc. ...................................    19,081
    114     SanDisk Corp. B...................................     7,150
    689     Yahoo!, Inc. B....................................    26,988
                                                                --------
                                                                 179,831
                                                                --------
            Total common stock
              (cost $480,311).................................  $544,832
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 0.7%
            REPURCHASE AGREEMENTS -- 0.7%
 $1,839     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  1,839
     55     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        55
    113     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       113
    567     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       567
  1,323     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     1,323
                                                                --------
            Total short-term investments
              (cost $3,897)...................................  $  3,897
                                                                --------
            Total investments in securities
              (cost $484,208) O...............................  $548,729
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.49% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $484,260 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $68,021
      Unrealized depreciation.........................   (3,552)
                                                        -------
      Net unrealized appreciation.....................  $64,469
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 3.7%
     268    Cameco Corp. H....................................  $   16,988
     533    Jarden Corp. BH...................................      16,071
     208    Precision Castparts Corp. ........................      10,761
                                                                ----------
                                                                    43,820
                                                                ----------
            CONSUMER CYCLICAL -- 14.4%
     312    Abercrombie & Fitch Co. Class A...................      20,323
     237    Advance Auto Parts, Inc. B........................      10,309
     330    California Pizza Kitchen, Inc. B..................      10,560
     168    Centex Corp. .....................................      12,017
     319    D.R. Horton, Inc. ................................      11,408
     267    GameStop Corp. Class A BH.........................       8,494
     179    GameStop Corp. Class B B..........................       5,182
   1,005    Geox S.p.A. I.....................................      11,062
     335    Kohl's Corp. B....................................      16,281
      22    Pulte Homes, Inc. ................................         866
     299    Standard-Pacific Corp. ...........................      11,011
     251    Target Corp. .....................................      13,803
     382    Tiffany & Co. ....................................      14,615
     291    Wal-Mart Stores, Inc. ............................      13,619
     280    Williams-Sonoma, Inc. B...........................      12,065
                                                                ----------
                                                                   171,615
                                                                ----------
            CONSUMER STAPLES -- 2.1%
     180    Altria Group, Inc. ...............................      13,472
     206    Procter & Gamble Co. .............................      11,946
                                                                ----------
                                                                    25,418
                                                                ----------
            ENERGY -- 2.7%
     196    BJ Services Co. ..................................       7,187
     255    Chesapeake Energy Corp. H.........................       8,075
     154    EOG Resources, Inc. ..............................      11,277
      83    Noble Corp. ......................................       5,848
                                                                ----------
                                                                    32,387
                                                                ----------
            FINANCE -- 3.3%
     183    Comverse Technology, Inc. B.......................       4,858
   8,450    Melco International Development Ltd. I............      10,080
     229    State Street Corp. ...............................      12,685
     118    UBS AG............................................      11,189
                                                                ----------
                                                                    38,812
                                                                ----------
            HEALTH CARE -- 22.2%
     367    Alkermes, Inc. B..................................       7,007
     142    Amgen, Inc. B.....................................      11,230
     339    Amylin Pharmaceuticals, Inc. BH...................      13,521
     368    AstraZeneca plc ADR...............................      17,880
     150    AtheroGenics, Inc. BH.............................       3,003
     230    Auxilium Pharmaceuticals, Inc. B..................       1,277
     215    Cardinal Health, Inc. ............................      14,781
     285    Cephalon, Inc. BH.................................      18,464
     321    Covance, Inc. B...................................      15,589
     514    Digene Corp. B....................................      15,007
     298    Eisai Co., Ltd. I.................................      12,539
     195    Encysive Pharmaceuticals, Inc. B..................       1,540
     218    Forest Laboratories, Inc. B.......................       8,885

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     213    ICOS Corp. BH.....................................  $    5,877
     217    Kissei Pharmaceutical Co., Ltd. IH................       3,897
     262    Medicines Co. B...................................       4,572
     285    Medtronic, Inc. ..................................      16,407
     182    Mentor Corp. .....................................       8,400
     484    Millennium Pharmaceuticals, Inc. B................       4,698
     263    Pharmaceutical Product Development, Inc. .........      16,287
     302    Sanofi-Aventis S.A. ADR...........................      13,245
     980    Schering-Plough Corp. ............................      20,425
   1,094    Shionogi & Co., Ltd. I............................      15,380
     166    St. Jude Medical, Inc. B..........................       8,353
     220    Vertex Pharmaceuticals, Inc. B....................       6,079
                                                                ----------
                                                                   264,343
                                                                ----------
            SERVICES -- 7.9%
     426    Bankrate, Inc. BH.................................      12,587
     288    DreamWorks Animation SKG, Inc. B..................       7,064
     248    Las Vegas Sands Corp. BH..........................       9,789
     485    LECG Corp. B......................................       8,426
   1,452    Sirius Satellite Radio, Inc. BH...................       9,727
     321    Starwood Hotels & Resorts Worldwide, Inc. B.......      20,525
     159    Stericycle, Inc. B................................       9,338
     427    Tetra Tech, Inc. B................................       6,697
     358    XM Satellite Radio Holdings, Inc. Class A BH......       9,769
                                                                ----------
                                                                    93,922
                                                                ----------
            TECHNOLOGY -- 33.8%
     726    Activision, Inc. B................................       9,975
     333    Adobe Systems, Inc. ..............................      12,297
     474    American Tower Corp. Class A B....................      12,843
     409    Applera Corp. -- Applied Biosystems Group.........      10,866
      61    Canadian Satellite Radio Holdings, Inc. ..........         774
     317    Cognos, Inc. B....................................      10,996
     964    Corning, Inc. B...................................      18,950
     325    Crown Castle International Corp. B................       8,746
     245    Electronic Arts, Inc. B...........................      12,795
     751    Evergreen Solar, Inc. H...........................       7,999
     286    F5 Networks, Inc. B...............................      16,339
     449    General Electric Co. .............................      15,741
      47    Google, Inc. B....................................      19,332
     931    Microsoft Corp. ..................................      24,353
     609    Network Appliance, Inc. B.........................      16,443
     626    Nokia Oyj ADR.....................................      11,458
     248    Qualcomm, Inc. ...................................      10,684
     899    Red Hat, Inc. BH..................................      24,500
     828    Redback Networks, Inc. B..........................      11,647
     288    Rockwell Collins, Inc. ...........................      13,397
     348    Salesforce.com, Inc. BH...........................      11,137
      29    Samsung Electronics Co., Ltd. I...................      18,611
     230    SanDisk Corp. B...................................      14,430
     795    Smiths Group plc I................................      14,304
     433    Sprint Nextel Corp. ..............................      10,103
     662    THQ, Inc. B.......................................      15,794
     749    Verifone Holdings, Inc. B.........................      18,955

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     328    Verint Systems, Inc. B............................  $   11,306
     488    Yahoo!, Inc. B....................................      19,108
                                                                ----------
                                                                   403,883
                                                                ----------
            TRANSPORTATION -- 5.6%
     902    GOL Linhas Aereas Inteligentes S.A. ADR H.........      25,443
   1,090    JetBlue Airways Corp. BH..........................      16,758
     248    Royal Caribbean Cruises Ltd. .....................      11,170
     233    Ryanair Holdings plc ADR BH.......................      13,046
                                                                ----------
                                                                    66,417
                                                                ----------
            UTILITIES -- 1.6%
      95    Q-Cells AG BH.....................................       5,525
      26    Q-Cells AG M......................................       1,510
     431    Suntech Power Holdings ADR BH.....................      11,756
                                                                ----------
                                                                    18,791
                                                                ----------
            Total common stock
              (cost $976,054).................................  $1,159,408
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.7%
            REPURCHASE AGREEMENTS -- 3.1%
 $17,714    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   17,714
     534    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         534
   1,092    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       1,092
   5,460    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       5,460
  12,740    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      12,740
                                                                ----------
                                                                    37,540
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 17.6%
 209,774    BNY Institutional Cash Reserve Fund...............  $  209,774
                                                                ----------
            Total short-term investments
              (cost $247,314).................................  $  247,314
                                                                ----------
            Total investments in securities
              (cost $1,223,368) O.............................  $1,406,722
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.93% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $85,872, which represents 7.20% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,224,150 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $194,859
      Unrealized depreciation........................   (12,287)
                                                       --------
      Net unrealized appreciation....................  $182,572
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $1,510, which represents 0.13% of total net assets.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
             DESCRIPTION                      TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
             -----------                      -----------         ------         --------         --------         --------------
Euro.................................            Sell              $268            $268           01/03/06             $  --
Euro.................................            Sell               200             200           01/03/06                --
Japanese Yen.........................            Sell               602             606           01/04/06                 4
                                                                                                                       -----
                                                                                                                       $   4
                                                                                                                       =====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.0%
            TRANSPORTATION -- 1.0%
$   4,550   Continental Airlines, Inc.,
              8.05%, 05/01/2022...............................  $  4,651
    2,610   Delta Air Lines,
              7.38%, 05/18/2010...............................     2,590
                                                                --------
            Total asset and commercial mortgage backed
              securities
              (cost $7,173)...................................  $  7,241
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 2.6%
            BASIC MATERIALS -- 0.4%
$   2,480   Vale Overseas Ltd.,
              8.25%, 01/17/2034...............................  $  2,855
                                                                --------
            SERVICES -- 0.6%
    3,710   Hilton Hotels Corp.,
              7.625%, 12/01/2012 H............................     4,001
                                                                --------
            TRANSPORTATION -- 1.6%
    7,200   American Airlines, Inc.,
              7.86%, 10/01/2011...............................     7,591
    1,997   Continental Airlines, Inc.,
              6.70%, 06/15/2021...............................     1,947
    2,400   Continental Airlines, Inc.,
              7.45%, 10/02/2010...............................     2,422
                                                                --------
                                                                  11,960
                                                                --------
            Total corporate bonds: investment grade
              (cost $18,389)..................................  $ 18,816
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 93.1%
            BASIC MATERIALS -- 12.0%
$   1,061   Abitibi-Consolidated Finance L.P.,
              7.875%, 08/01/2009..............................  $  1,050
    3,460   AEP Industries, Inc.,
              7.875%, 03/15/2013 H............................     3,381
    2,930   AK Steel Corp.,
              7.75%, 06/15/2012 H.............................     2,642
    1,834   Asia Aluminum Holdings Ltd.,
              8.00%, 12/23/2011 M.............................     1,788
    1,050   Boise Cascade LLC,
              7.125%, 10/15/2014 H............................       979
    2,205   California Steel Industries, Inc.,
              6.125%, 03/15/2014..............................     2,062
    3,030   Cascades, Inc.,
              7.25%, 02/15/2013...............................     2,757
    2,000   Century Aluminum Co.,
              7.50%, 08/15/2014...............................     1,970
    2,995   Clarke American Corp.,
              11.75%, 12/15/2013 M............................     2,995
    3,165   Crown Americas, Inc.,
              7.75%, 11/15/2015 M.............................     3,276
      650   Domtar, Inc.,
              7.875%, 10/15/2011 H............................       598
    3,550   Foundation PA Coal Co.,
              7.25%, 08/01/2014...............................     3,670

PRINCIPAL                                                        Market
 AMOUNTY                                                        Value U
---------                                                       --------
            BASIC MATERIALS -- (CONTINUED)
$   5,875   Goodyear Tire & Rubber Co.,
              9.00%, 07/01/2015 M.............................  $  5,787
    2,870   Graham Packaging Co.,
              9.875%, 10/15/2014 H............................     2,798
    3,565   Huntsman International LLC,
              9.875%, 03/01/2009..............................     3,761
 EUR  127   Huntsman International LLC,
              10.125%, 07/01/2009.............................       156
    3,425   Jacuzzi Brands, Inc.,
              9.625%, 07/01/2010..............................     3,639
    4,285   Koppers, Inc.,
              9.875%, 10/15/2013..............................     4,649
      755   Methanex Corp.,
              8.75%, 08/15/2012 H.............................       840
EUR 3,250   Nalco Co.,
              7.75%, 11/15/2011...............................     4,136
    2,860   Nalco Co.,
              8.875%, 11/15/2013 H............................     2,996
    1,365   Nova Chemicals Corp.,
              7.56%, 11/15/2013  KMH..........................     1,394
    5,715   Novelis, Inc.,
              7.25%, 02/15/2015 M.............................     5,329
    1,245   Oregon Steel Mills, Inc.,
              10.00%, 07/15/2009..............................     1,332
    3,055   Owens-Brockway Glass Container, Inc.,
              8.75%, 11/15/2012...............................     3,284
    2,415   Owens-Brockway Glass Container, Inc.,
              8.875%, 02/15/2009..............................     2,521
    1,275   Plastipak Holdings, Inc.,
              8.50%, 12/15/2015 M.............................     1,288
    3,600   PolyOne Corp.,
              8.875%, 05/01/2012..............................     3,528
    1,350   Potlatch Corp.,
              12.50%, 12/01/2009..............................     1,612
    2,135   Rockwood Specialties Group,
              7.50%, 11/15/2014 H.............................     2,127
    1,052   Rockwood Specialties Group,
              10.625%, 05/15/2011.............................     1,153
    1,600   Russel Metals, Inc.,
              6.375%, 03/01/2014 H............................     1,552
      985   Steel Dynamics, Inc.,
              9.50%, 03/15/2009...............................     1,037
    2,480   United States Steel Corp.,
              9.75%, 05/15/2010...............................     2,697
      741   United States Steel Corp.,
              10.75%, 08/01/2008..............................       819
                                                                --------
                                                                  85,603
                                                                --------
            CAPITAL GOODS -- 3.4%
    5,845   Bombardier, Inc.,
              6.30%, 05/01/2014  Hm...........................     5,114
    2,000   Bombardier, Inc.,
              6.75%, 05/01/2012  Hm...........................     1,850
    1,920   Cummins, Inc.,
              6.75%, 02/15/2027...............................     1,939

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
$     375   Jorgensen (Earle M.) Co.,
              9.75%, 06/01/2012...............................  $    401
    3,225   K2, Inc.,
              7.375%, 07/01/2014 H............................     3,209
      770   L-3 Communications Corp.,
              3.00%, 08/01/2035 M.............................       761
    3,405   L-3 Communications Corp.,
              6.125%, 07/15/2013..............................     3,379
    2,555   Scientific Games Corp.,
              6.25%, 12/15/2012...............................     2,513
    1,800   Xerox Capital Trust I,
              8.00%, 02/01/2027...............................     1,854
    1,910   Xerox Corp.,
              7.625%, 06/15/2013..............................     2,015
    1,445   Xerox Corp.,
              9.75%, 01/15/2009...............................     1,599
                                                                --------
                                                                  24,634
                                                                --------
            CONSUMER CYCLICAL -- 11.8%
    2,155   Amerigas Partners L.P.,
              7.25%, 05/20/2015...............................     2,198
    2,000   Arvinmeritor, Inc.,
              8.75%, 03/01/2012 H.............................     1,915
    3,600   Asbury Automotive Group,
              9.00%, 06/15/2012 H.............................     3,600
    2,840   Bombardier Recreational Products, Inc.,
              8.375%, 12/15/2013..............................     2,844
    2,810   Brown Shoe Co., Inc.,
              8.75%, 05/01/2012...............................     2,936
    4,425   D.R. Horton, Inc.,
              5.625%, 09/15/2014 H............................     4,262
    3,615   Delhaize America, Inc.,
              8.125%, 04/15/2011 H............................     3,941
    1,640   Desarrolladora Homes S.A.,
              7.50%, 09/28/2015 M.............................     1,611
   19,740   Ford Motor Co.,
              7.45%, 07/16/2031 H.............................    13,423
    2,295   GSC Holdings Corp.,
              8.00%, 10/01/2012 M H...........................     2,157
    3,545   Ingles Markets, Inc.,
              8.875%, 12/01/2011..............................     3,669
    5,285   Invista,
              9.25%, 05/01/2012 M.............................     5,642
    1,875   K. Hovnanian Enterprises, Inc.,
              6.125%, 01/15/2015..............................     1,765
    1,875   KB Home,
              6.25%, 06/15/2015 H.............................     1,815
    3,775   Neiman Marcus Group, Inc.,
              10.375%, 10/15/2015  Hm.........................     3,836
    2,000   Penney (J.C.) Co., Inc.,
              8.125%, 04/01/2027 H............................     2,095
    1,880   Perry Ellis International, Inc.,
              8.875%, 09/15/2013..............................     1,852

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CONSUMER CYCLICAL -- (CONTINUED)
$   2,295   Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................  $  2,387
    2,380   Rexnord Corp.,
              10.125%, 12/15/2012.............................     2,559
    3,640   SQS International, Inc.,
              12.00%, 12/15/2013 M............................     3,646
    2,435   Stater Brothers Holdings, Inc.,
              8.125%, 06/15/2012 H............................     2,411
    3,971   TRW Automotive, Inc.,
              9.375%, 02/15/2013..............................     4,299
    5,545   United Auto Group, Inc.,
              9.625%, 03/15/2012..............................     5,836
    3,140   Warnaco, Inc.,
              8.875%, 06/15/2013..............................     3,383
                                                                --------
                                                                  84,082
                                                                --------
            CONSUMER STAPLES -- 3.3%
    1,700   Del Laboratories, Inc.,
              9.23%, 11/01/2011 KMH...........................     1,726
    1,970   Doane Pet Care Co.,
              10.625%, 11/15/2015 M...........................     2,054
    1,100   Dole Food Co., Inc.,
              7.25%, 06/15/2010...............................     1,067
    2,700   Dole Food Co., Inc.,
              8.625%, 05/01/2009..............................     2,768
       11   Dole Food Co., Inc.,
              8.875%, 03/15/2011..............................        11
    3,190   Johnsondiversey, Inc.,
              9.625%, 05/15/2012 H............................     3,206
    1,915   Pierre Foods, Inc.,
              9.875%, 07/15/2012..............................     1,944
    3,395   Pilgrim's Pride Corp.,
              9.25%, 11/15/2013...............................     3,624
    2,110   Pilgrim's Pride Corp.,
              9.625%, 09/15/2011..............................     2,247
    9,925   Tembec Industries, Inc.,
              7.75%, 03/15/2012 H.............................     5,310
                                                                --------
                                                                  23,957
                                                                --------
            ENERGY -- 4.5%
    2,740   Chaparral Energy, Inc.,
              8.50%, 12/01/2015 M.............................     2,836
    1,735   Chesapeake Energy Corp.,
              6.63%, 01/15/2016...............................     1,757
    1,340   Chesapeake Energy Corp.,
              6.875%, 01/15/2016 H............................     1,374
      720   Chesapeake Energy Corp.,
              7.75%, 01/15/2015...............................       763
    3,625   Colorado Interstate Gas,
              6.80%, 11/15/2015 M.............................     3,704
    5,420   Comstock Resources, Inc.,
              6.875%, 03/01/2012..............................     5,305
    3,570   Encore Acquisition Co.,
              7.25%, 12/01/2017...............................     3,534
    1,187   Ferrell Gas Partners L.P.,
              8.75%, 06/15/2012...............................     1,175

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            ENERGY -- (CONTINUED)
$   7,615   Giant Industries, Inc.,
              8.00%, 05/15/2014 H.............................  $  7,862
    1,537   Magnum Hunter Resources, Inc.,
              9.60%, 03/15/2012...............................     1,668
    2,390   Whiting Petroleum Corp.,
              7.00%, 02/01/2014 M.............................     2,396
                                                                --------
                                                                  32,374
                                                                --------
            FINANCE -- 10.9%
    6,150   American Real Estate Partners L.P.,
              7.125%, 02/15/2013 M............................     6,150
    3,857   BCP Crystal Holdings Corp.,
              9.625%, 06/15/2014..............................     4,291
    1,635   Crescent Real Estate Equities L.P.,
              9.25%, 04/15/2009...............................     1,721
    3,900   Dow Jones CDX HY,
              8.25%, 06/29/2010 M.............................     3,943
    1,000   Felcor Lodging LP,
              9.00%, 06/01/2011 H.............................     1,095
   23,590   General Motors Acceptance Corp.,
              6.875%, 09/15/2011 H............................    21,513
    1,950   Host Marriott L.P.,
              7.00%, 08/15/2012 H.............................     1,999
    1,780   Kazkommerts International B.V.,
              7.875%, 04/07/2014 M............................     1,869
    1,430   Kazkommerts International B.V.,
              8.00%, 11/03/2015  Hm...........................     1,513
    1,365   La Quinta Properties, Inc.,
              7.00%, 08/15/2012...............................     1,478
    2,100   La Quinta Properties, Inc.,
              8.875%, 03/15/2011..............................     2,281
    2,090   Nell Af Sarl,
              8.375%, 08/15/2015  Hm..........................     2,069
    3,500   Rainbow National Services LLC,
              10.375%, 09/01/2014 M...........................     3,920
    2,755   Sensus Metering Systems, Inc.,
              8.625%, 12/15/2013..............................     2,438
    1,935   Southern Star Central Corp.,
              8.50%, 08/01/2010...............................     2,051
    3,400   Trustreet Properties, Inc.,
              7.50%, 04/01/2015...............................     3,400
    4,150   TuranAlem Finance B.V.,
              8.00%, 03/24/2014...............................     4,306
    1,650   UGS Corp,
              10.00%, 06/01/2012..............................     1,799
    1,975   United Rentals North America, Inc.,
              6.50%, 02/15/2012...............................     1,923
    3,290   Universal City Florida,
              9.00%, 05/01/2010 K.............................     3,306
      570   Ventas Realty L.P. Capital Corp.,
              8.75%, 05/01/2009...............................       616
    3,480   Ventas Realty L.P. Capital Corp.,
              9.00%, 05/01/2012...............................     3,967
                                                                --------
                                                                  77,648
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FOREIGN GOVERNMENTS -- 0.3%
$   2,285   Republic Of Peru,
              7.35%, 07/21/2025...............................  $  2,251
                                                                --------
            HEALTH CARE -- 3.0%
    2,690   HCA, Inc.,
              5.50%, 12/01/2009...............................     2,657
    2,545   HCA, Inc.,
              6.375%, 01/15/2015 H............................     2,573
    1,425   LifeCare Holdings, Inc.,
              9.25%, 08/15/2013 M.............................     1,126
    1,040   Omnicare, Inc.,
              6.875%, 12/15/2015 H............................     1,056
    5,330   Select Medical Corp.,
              7.625%, 02/01/2015..............................     5,130
    1,850   Tenet Healthcare Corp.,
              9.25%, 02/01/2015 M.............................     1,836
    3,660   Tenet Healthcare Corp.,
              9.875%, 07/01/2014 H............................     3,706
      720   United Surgical Partners International, Inc.,
              10.00%, 12/15/2011..............................       776
    2,900   Warner Chilcott Corp.,
              8.75%, 02/01/2015 M.............................     2,668
                                                                --------
                                                                  21,528
                                                                --------
            SERVICES -- 16.3%
    3,760   Allbritton Communications Co.,
              7.75%, 12/15/2012...............................     3,779
    1,655   Allied Waste North America, Inc.,
              5.75%, 02/15/2011 H.............................     1,568
    1,100   Allied Waste North America, Inc.,
              7.875%, 04/15/2013 H............................     1,136
    2,800   Allied Waste North America, Inc.,
              8.875%, 04/01/2008..............................     2,954
      233   Allied Waste North America, Inc.,
              9.25%, 09/01/2012...............................       252
    1,785   Boyd Gaming Corp.,
              6.75%, 04/15/2014 H.............................     1,772
    3,185   Boyd Gaming Corp.,
              7.75%, 12/15/2012 H.............................     3,336
    3,570   Cablevision Systems Corp,
              8.00%, 04/15/2012 H.............................     3,338
    2,760   Cenveo Corp.,
              7.875%, 12/01/2013 H............................     2,663
    2,470   Cenveo Corp.,
              9.625%, 03/15/2012..............................     2,668
      870   CSC Holdings, Inc.,
              7.25%, 07/15/2008...............................       868
    3,615   CSC Holdings, Inc.,
              8.125%, 07/15/2009..............................     3,651
    3,650   Dex Media, Inc.,
              8.00%, 11/15/2013...............................     3,723
    3,810   EchoStar Communications Corp.,
              5.75%, 05/15/2008 H.............................     3,715
    1,850   Houghton Mifflin Co.,
              8.25%, 02/01/2011...............................     1,910
    2,855   Intrawest Corp.,
              7.50%, 10/15/2013...............................     2,891

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$   3,250   Kerzner International Ltd.,
              6.75%, 10/01/2015 M.............................  $  3,161
    3,475   Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 M.............................     3,301
    1,755   Lamar Media Corp.,
              7.25%, 01/01/2013...............................     1,821
    2,250   Liberty Media Corp.,
              8.25%, 02/01/2030 H.............................     2,205
    4,160   Lin Television Corp.,
              6.50%, 05/15/2013...............................     3,988
    2,955   Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................     3,214
    2,315   Majestic Star Casino LLC,
              9.75%, 01/15/2011 M H...........................     2,332
    2,450   Medianews Group, Inc.,
              6.875%, 10/01/2013..............................     2,343
    5,290   MGM Mirage, Inc.,
              6.75%, 09/01/2012...............................     5,363
    2,580   Mohegan Tribal Gaming Authority,
              6.125%, 02/15/2013..............................     2,535
    1,300   Mohegan Tribal Gaming Authority,
              6.375%, 07/15/2009 H............................     1,308
    2,445   Mohegan Tribal Gaming Authority,
              7.125%, 08/15/2014..............................     2,503
    1,815   Network Communications,
              10.75%, 12/01/2013 M H..........................     1,815
    1,225   Penn National Gaming, Inc.,
              6.75%, 03/01/2015 H.............................     1,204
    1,445   Quebecor Media, Inc.,
              11.125%, 07/15/2011.............................     1,564
    1,205   Service Corp. International,
              6.75%, 04/01/2016...............................     1,175
      400   Service Corp. International,
              7.875%, 02/01/2013..............................       419
    3,295   Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................     3,390
    4,645   Sirius Satellite Radio, Inc.,
              9.625%, 08/01/2013 M............................     4,575
    4,095   Starwood Hotels & Resorts Worldwide, Inc.,
              7.875%, 05/01/2012..............................     4,515
    4,000   Station Casinos, Inc.,
              6.50%, 02/01/2014 H.............................     4,040
    1,320   Station Casinos, Inc.,
              6.875%, 03/01/2016..............................     1,350
    3,740   Stewart Enterprises, Inc.,
              7.25%, 02/15/2013 M.............................     3,590
    1,800   Stratus Technologies, Inc.,
              10.375%, 12/01/2008.............................     1,818
    1,955   Sungard Data Systems, Inc.,
              3.75%, 01/15/2009...............................     1,779
    1,805   Sungard Data Systems, Inc.,
              10.25%, 08/15/2015 M............................     1,805
    2,840   Town Sports International, Inc.,
              9.625%, 04/15/2011..............................     2,975

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
$   1,800   Unisys Corp.,
              7.875%, 04/01/2008 H............................  $  1,769
    4,690   Wynn Las Vegas LLC Corp.,
              6.625%, 12/01/2014 H............................     4,561
                                                                --------
                                                                 116,642
                                                                --------
            TECHNOLOGY -- 15.3%
    2,700   Advanced Micro Devices, Inc.,
              7.75%, 11/01/2012...............................     2,727
    5,925   American Cellular Corp.,
              10.00%, 08/01/2011..............................     6,429
    1,960   Atlantic Broadband Finance LLC,
              9.375%, 01/15/2014 H............................     1,749
    3,160   CCH I Holdings LLC,
              10.00%, 05/15/2014 M............................     1,793
    2,810   Celestica, Inc.,
              7.625%, 07/01/2013..............................     2,771
    1,370   Centennial Communications Corp.,
              10.00%, 01/01/2013 M H..........................     1,384
    2,230   Centennial Communications Corp.,
              10.25%, 01/01/2013 M K H........................     2,236
      400   Century Communications Corp.,
              8.875%, 01/15/2007 Z X..........................       382
    3,600   Charter Communications Operating LLC,
              8.00%, 04/30/2012 M.............................     3,582
    2,710   Charter Communications Operating LLC,
              8.375%, 04/30/2014 M............................     2,696
    3,160   Charter Communications Holdings LLC,
              9.92%, 04/01/2011...............................     1,675
    1,700   Cincinnati Bell, Inc.,
              7.25%, 07/15/2013 H.............................     1,768
    3,300   Citizens Communications Co.,
              9.25%, 05/15/2011...............................     3,638
    2,285   DaVita, Inc.,
              6.625%, 03/15/2013..............................     2,325
    1,815   Hawaiian Telecom Communications, Inc.,
              12.50%, 05/01/2015 M H..........................     1,697
    2,805   Inmarsat Finance plc,
              7.625%, 06/30/2012..............................     2,893
    4,700   Intelsat Bermuda Ltd.,
              8.25%, 01/15/2013 M.............................     4,747
    3,615   Itron, Inc.,
              7.75%, 05/15/2012...............................     3,687
    3,480   Legrand Holding S.A.,
              10.50%, 02/15/2013..............................     3,932
    2,000   Level 3 Communications, Inc.,
              9.125%, 05/01/2008 V............................     1,820
    4,149   Lucent Technologies, Inc.,
              6.45%, 03/15/2029 H.............................     3,558
    1,010   MCI, Inc.,
              7.69%, 05/01/2009...............................     1,043
    1,485   MCI, Inc.,
              8.74%, 05/01/2014...............................     1,643
    5,550   Mediacom LLC,
              9.50%, 01/15/2013 H.............................     5,418

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$   1,710   Ntelos Holdings Corp.,
              12.90%, 10/15/2013  KMH.........................  $  1,706
    3,540   Qwest Capital Funding, Inc.,
              7.25%, 02/15/2011 H.............................     3,584
    5,530   Qwest Communications International,
              7.50%, 02/15/2014 H.............................     5,682
    3,340   Qwest Corp.,
              6.875%, 09/15/2033..............................     3,140
    2,300   Qwest Corp.,
              7.50%, 06/15/2023 H.............................     2,286
    1,650   Qwest Corp.,
              8.875%, 03/15/2012..............................     1,860
    5,360   Rogers Cable, Inc.,
              6.25%, 06/15/2013 H.............................     5,286
      575   Rogers Wireless, Inc.,
              9.75%, 06/01/2016...............................       694
    1,800   Sanmina-SCI Corp.,
              6.75%, 03/01/2013 H.............................     1,712
    3,500   Spectrum Brands, Inc.,
              7.375%, 02/01/2015 H............................     2,923
    2,725   States Chippac Ltd.,
              7.50%, 07/19/2010...............................     2,739
    4,970   Suncom Wireless, Inc.,
              8.75%, 11/15/2011 H.............................     3,616
    6,645   Time Warner Telecommunications, Inc.,
              10.125%, 02/01/2011 H...........................     6,961
    1,955   Valor Telecom Enterprise,
              7.75%, 02/15/2015...............................     2,043
                                                                --------
                                                                 109,825
                                                                --------
            TRANSPORTATION -- 1.1%
    2,000   Greenbrier Co.,
              8.375%, 05/15/2015 M............................     2,040
    6,060   Trinity Industries, Inc.,
              6.50%, 03/15/2014...............................     5,969
                                                                --------
                                                                   8,009
                                                                --------
            UTILITIES -- 11.2%
    3,675   AES China Generating Co., Ltd.,
              8.25%, 06/26/2010...............................     3,720
    2,280   AES Corp.,
              8.75%, 05/15/2013 M.............................     2,482
    4,840   Aquila, Inc.,
              7.625%, 11/15/2009 H............................     4,937
    3,110   Atlas Pipeline Partners,
              8.125%, 12/15/2015 M............................     3,137
    4,000   Chivor S.S. E.S.P.,
              9.75%, 12/30/2014...............................     4,320
    2,905   CMS Energy Corp.,
              6.30%, 02/01/2012...............................     2,872
    3,375   CMS Energy Corp.,
              8.50%, 04/15/2011 H.............................     3,675
    2,960   Dynegy Holdings, Inc.,
              10.125%, 07/15/2013 M...........................     3,345

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            UTILITIES -- (CONTINUED)
$     940   Edison Mission Energy Corp.,
              7.73%, 06/15/2009...............................  $    971
    4,390   Edison Mission Energy Corp.,
              9.875%, 04/15/2011..............................     5,120
    3,400   Mirant Americas Generation LLC,
              9.125%, 05/01/2031 B............................     4,446
    1,100   Nevada Power Co.,
              8.50%, 01/01/2023...............................     1,128
      286   Nevada Power Co.,
              9.00%, 08/15/2013...............................       315
    3,842   NRG Energy, Inc.,
              8.00%, 12/15/2013...............................     4,284
    2,900   Reliant Energy, Inc.,
              6.75%, 12/15/2014 H.............................     2,530
    3,900   Semgroup L.P.,
              8.75%, 11/15/2015 M.............................     3,988
    1,925   Sierra Pacific Resources,
              6.75%, 08/15/2017 M.............................     1,915
    1,930   Sierra Pacific Resources,
              8.625%, 03/15/2014..............................     2,088
    2,000   Teco Energy, Inc.,
              6.25%, 05/01/2010  HK...........................     2,040
    2,766   Tenaska Alabama Partners L.P.,
              7.00%, 06/30/2021 M.............................     2,782
    9,640   Tennessee Gas Pipeline Co.,
              7.50%, 04/01/2017...............................    10,323
    7,694   Texas Genco LLC,
              6.875%, 12/15/2014 M............................     8,329
    1,870   TXU Corp.,
              5.55%, 11/15/2014 H.............................     1,776
                                                                --------
                                                                  80,523
                                                                --------
            Total corporate bonds: non-investment grade
              (cost $676,415).................................  $667,076
                                                                --------
 SHARES
---------
COMMON STOCK -- 0.0%
            BASIC MATERIALS -- 0.0%
       --   Pliant Corp.  B...................................  $     --
                                                                --------
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A  BI........        --
                                                                --------
            Total common stock
              (cost $4).......................................  $     --
                                                                --------
PREFERRED STOCK
            TECHNOLOGY -- 0.0%
       21   Adelphia Communications Corp.  B..................  $     --
                                                                --------
            Total preferred stock
              (cost $513).....................................  $     --
                                                                --------
            Total long-term investments
              (cost $702,494).................................  $693,133
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 21.8%
            REPURCHASE AGREEMENTS -- 1.2%
$   2,838   BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $  2,838
    2,838   RBS Greenwich Repurchase Agreement,
              3.40%, 01/03/2006...............................     2,838
    2,803   UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................     2,803
                                                                --------
                                                                   8,479
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.6%
  147,854   Navigator Prime Portfolio.........................   147,854
                                                                --------
            Total short-term investments
              (cost $156,333).................................  $156,333
                                                                --------
            Total investments in securities
              (cost $858,827) O...............................  $849,466
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.76% of total net assets at December 31, 2005.

 Y  All principal amounts are in U.S. dollars unless otherwise indicated:

    EUR-- EURO

  O At December 31, 2005, the cost of securities for federal income tax purposes was $859,800 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $  7,222
      Unrealized depreciation........................   (17,556)
                                                       --------
      Net unrealized depreciation....................  $(10,334)
                                                       ========

  B Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $--, which represents --% of total net assets.

  X  Debt security in default due to bankruptcy.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                COST
      ACQUIRED  SHARES/PAR             SECURITY            BASIS
      --------  ----------             --------            ------
      10/1994        --      Hosiery Corp. of America,
                             Inc. Class A -- 144A          $    4
      12/2005     2,000      Level 3 Communications,
                             Inc. -- Restricted             1,842

     The aggregate value of these securities at December 31, 2005 was $1,820, which represents 0.25% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $152,722, which represents 21.32% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
      39    Air Products and Chemicals, Inc. .................  $    2,279
     151    Alcoa, Inc. ......................................       4,465
      15    Allegheny Technologies, Inc. H....................         534
      13    Ashland, Inc. H...................................         724
      18    Ball Corp. .......................................         715
      18    Bemis Co. ........................................         510
      11    Cooper Tire & Rubber Co. .........................         162
     167    Dow Chemical Co. .................................       7,336
     160    DuPont (E.I.) de Nemours & Co. H..................       6,779
      14    Eastman Chemical Co. .............................         727
      50    Eastman Kodak Co. H...............................       1,165
      21    Engelhard Corp. ..................................         627
      25    Fortune Brands, Inc. .............................       1,974
      32    Freeport-McMoRan Copper & Gold, Inc. Class B H....       1,716
      31    Goodyear Tire & Rubber Co. BH.....................         532
      20    Hercules, Inc. B..................................         221
      14    International Flavors & Fragrances, Inc. .........         469
      85    International Paper Co. H.........................       2,860
      81    Kimberly-Clark Corp. .............................       4,838
      18    Louisiana-Pacific Corp. ..........................         505
      32    MeadWestvaco Corp. ...............................         883
      78    Newmont Mining Corp. H............................       4,139
      27    Nucor Corp. H.....................................       1,801
      12    OfficeMax, Inc. ..................................         312
      25    Pactiv Corp. BH...................................         548
      18    Phelps Dodge Corp. ...............................       2,532
      29    PPG Industries, Inc. .............................       1,679
      56    Praxair, Inc. ....................................       2,960
      25    Rohm & Haas Co. ..................................       1,211
      14    Sealed Air Corp. BH...............................         792
      10    Snap-On, Inc. ....................................         376
      13    Stanley Works.....................................         605
      20    Temple-Inland, Inc. H.............................         875
      20    United States Steel Corp. H.......................         947
      18    Vulcan Materials Co. .............................       1,199
                                                                ----------
                                                                    59,997
                                                                ----------
            CAPITAL GOODS -- 4.8%
     132    3M Co. ...........................................      10,214
      32    American Standard Cos., Inc. .....................       1,266
      59    Baker Hughes, Inc. ...............................       3,604
      14    Black & Decker Corp. H............................       1,183
     140    Boeing Co. .......................................       9,834
     118    Caterpillar, Inc. ................................       6,817
       8    Cummins, Inc. H...................................         727
      42    Deere & Co. ......................................       2,847
      26    Eaton Corp. ......................................       1,724
      35    General Dynamics Corp. ...........................       3,980
      21    Goodrich Corp. ...................................         875
     146    Honeywell International, Inc. ....................       5,446
      36    Illinois Tool Works, Inc. ........................       3,124
      57    Ingersoll-Rand Co. Class A........................       2,317
      59    International Game Technology H...................       1,801
      16    ITT Industries, Inc. .............................       1,645

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      30    National Oilwell Varco, Inc. B....................  $    1,894
      62    Northrop Grumman Corp. H..........................       3,703
      23    Novellus Systems, Inc. B..........................         557
      22    Pall Corp. .......................................         580
      21    Parker-Hannifin Corp. ............................       1,372
      40    Pitney Bowes, Inc. ...............................       1,673
      31    Rockwell Automation, Inc. ........................       1,840
      34    Teradyne, Inc. BH.................................         498
      23    Textron, Inc. ....................................       1,771
     349    Tyco International Ltd. H.........................      10,078
     177    United Technologies Corp. ........................       9,879
     167    Xerox Corp. BH....................................       2,441
                                                                ----------
                                                                    93,690
                                                                ----------
            CONSUMER CYCLICAL -- 8.3%
      64    Albertson's, Inc. H...............................       1,366
      53    Amazon.com, Inc. BH...............................       2,508
      31    AutoNation, Inc. BH...............................         682
      10    AutoZone, Inc. B..................................         881
      19    Avery Dennison Corp. H............................       1,061
      52    Bed Bath & Beyond, Inc. B.........................       1,862
      71    Best Buy Co., Inc. H..............................       3,083
      20    Big Lots, Inc. BH.................................         238
      14    Brown-Forman Corp. H..............................         998
      17    Brunswick Corp. H.................................         679
      22    Centex Corp. H....................................       1,587
      27    Circuit City Stores, Inc. ........................         614
      66    Coach, Inc. B.....................................       2,197
      82    Costco Wholesale Corp. ...........................       4,052
      47    D.R. Horton, Inc. ................................       1,686
      26    Dana Corp. .......................................         187
      23    Darden Restaurants, Inc. H........................         883
      11    Dillard's, Inc. H.................................         266
      55    Dollar General Corp. H............................       1,047
     198    eBay, Inc. B......................................       8,576
      27    Family Dollar Stores, Inc. .......................         667
      47    Federated Department Stores, Inc. ................       3,131
     322    Ford Motor Co. H..................................       2,488
     100    Gap, Inc. ........................................       1,757
      98    General Motors Corp. H............................       1,905
      30    Genuine Parts Co. ................................       1,322
      13    Grainger (W.W.), Inc. ............................         939
      31    Hasbro, Inc. .....................................         624
     369    Home Depot, Inc. .................................      14,917
      34    Johnson Controls, Inc. ...........................       2,442
      20    Jones Apparel Group, Inc. H.......................         624
      14    KB Home H.........................................         988
      60    Kohl's Corp. B....................................       2,906
     126    Kroger Co. B......................................       2,375
      32    Leggett & Platt, Inc. ............................         732
      24    Lennar Corp. Class A H............................       1,452
      19    Liz Claiborne, Inc. ..............................         663
     136    Lowe's Companies, Inc. H..........................       9,046
      60    Ltd. Brands, Inc. H...............................       1,350
      74    Masco Corp. H.....................................       2,219
      70    Mattel, Inc. H....................................       1,109

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     218    McDonald's Corp. .................................  $    7,361
      11    Navistar International Corp. B....................         306
      48    Newell Rubbermaid, Inc. H.........................       1,137
      33    NIKE, Inc. Class B H..............................       2,864
      38    Nordstrom, Inc. ..................................       1,417
      54    Office Depot, Inc. B..............................       1,683
      29    PACCAR, Inc. .....................................       2,035
      24    Patterson Cos., Inc. BH...........................         802
      40    Penney J. C. Co., Inc. ...........................       2,241
      37    Pulte Homes, Inc. ................................       1,464
      23    RadioShack Corp. H................................         492
       9    Reebok International Ltd. ........................         530
      78    Safeway, Inc. H...................................       1,843
      17    Sears Holdings Corp. BH...........................       1,999
      20    Sherwin-Williams Co. .............................         886
     127    Staples, Inc. ....................................       2,882
     133    Starbucks Corp. BH................................       4,000
      24    Supervalu, Inc. ..................................         767
     108    SYSCO Corp. H.....................................       3,341
     153    Target Corp. .....................................       8,383
      25    Tiffany & Co. H...................................         946
      80    TJX Cos., Inc. ...................................       1,856
      15    V.F. Corp. .......................................         852
     433    Wal-Mart Stores, Inc. ............................      20,283
      20    Wendy's International, Inc. ......................       1,116
      24    Whole Foods Market, Inc. B........................       1,850
      49    Yum! Brands, Inc. ................................       2,302
                                                                ----------
                                                                   163,747
                                                                ----------
            CONSUMER STAPLES -- 6.9%
      13    Alberto-Culver Co. ...............................         599
     361    Altria Group, Inc. ...............................      26,996
     135    Anheuser-Busch Cos., Inc. ........................       5,787
     113    Archer Daniels Midland Co. H......................       2,794
      80    Avon Products, Inc. H.............................       2,270
      32    Campbell Soup Co. ................................         962
      26    Clorox Co. H......................................       1,485
     359    Coca-Cola Co. ....................................      14,475
      53    Coca-Cola Enterprises, Inc. ......................       1,008
      90    Colgate-Palmolive Co. ............................       4,931
      90    ConAgra Foods, Inc. H.............................       1,825
      34    Constellation Brands, Inc. Class A B..............         894
      62    General Mills, Inc. ..............................       3,038
      58    Heinz (H.J.) Co. .................................       1,959
      31    Hershey Co. ......................................       1,735
      45    Kellogg Co. ......................................       1,928
      23    McCormick & Co., Inc. ............................         717
      10    Molson Coors Brewing Co. H........................         657
      24    Pepsi Bottling Group, Inc. .......................         681
     288    PepsiCo, Inc. ....................................      17,003
     582    Procter & Gamble Co. .............................      33,657
      15    Reynolds American, Inc. H.........................       1,411
     132    Sara Lee Corp. ...................................       2,491
      44    Tyson Foods, Inc. Class A H.......................         747
      28    UST, Inc. H.......................................       1,160

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      42    Weyerhaeuser Co. H................................  $    2,800
      31    Wrigley (Wm.) Jr. Co. H...........................       2,068
                                                                ----------
                                                                   136,078
                                                                ----------
            ENERGY -- 9.0%
      14    Amerada Hess Corp. H..............................       1,763
      41    Anadarko Petroleum Corp. .........................       3,904
      57    Apache Corp. H....................................       3,912
      56    BJ Services Co. H.................................       2,050
      66    Burlington Resources, Inc. .......................       5,655
     390    Chevron Corp. ....................................      22,112
     241    ConocoPhillips....................................      14,004
      77    Devon Energy Corp. H..............................       4,822
      42    EOG Resources, Inc. H.............................       3,074
   1,080    Exxon Mobil Corp. ................................      60,636
      89    Halliburton Co. H.................................       5,514
      20    Kerr-McGee Corp. .................................       1,826
      30    KeySpan Corp. H...................................       1,078
      64    Marathon Oil Corp. ...............................       3,878
      29    Murphy Oil Corp. H................................       1,544
      27    Nabors Industries Ltd. B..........................       2,075
       8    Nicor, Inc. H.....................................         303
      24    Noble Corp. H.....................................       1,679
      70    Occidental Petroleum Corp. .......................       5,568
       7    Peoples Energy Corp. H............................         231
      19    Rowan Companies, Inc. ............................         677
     102    Schlumberger Ltd. H...............................       9,929
      45    Sempra Energy.....................................       2,000
      24    Sunoco, Inc. .....................................       1,850
      57    Transocean, Inc. B................................       3,993
     107    Valero Energy Corp. ..............................       5,521
      60    Weatherford International Ltd. B..................       2,183
      99    Williams Cos., Inc. ..............................       2,303
      63    XTO Energy, Inc. .................................       2,768
                                                                ----------
                                                                   176,852
                                                                ----------
            FINANCE -- 22.9%
      58    ACE Ltd. .........................................       3,110
      50    Aetna, Inc. ......................................       4,678
      93    Aflac, Inc. ......................................       4,317
     117    Allstate Corp. ...................................       6,326
      19    AMBAC Financial Group, Inc. ......................       1,464
     215    American Express Co. .............................      11,084
     468    American International Group, Inc. ...............      31,959
      43    Ameriprise Financial, Inc. B......................       1,751
      61    AmSouth Bancorp H.................................       1,586
      56    AON Corp. ........................................       1,995
      17    Apartment Investment & Management Co. H...........         629
      37    Archstone-Smith Trust.............................       1,542
     697    Bank of America Corp. ............................      32,153
     134    Bank of New York Co., Inc. .......................       4,255
      94    BB&T Corp. H......................................       3,944
      20    Bear Stearns Cos., Inc. ..........................       2,276
      52    Capital One Financial Corp. ......................       4,493
     179    Charles Schwab Corp. .............................       2,626
      36    Chubb Corp. H.....................................       3,525

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      22    CIGNA Corp. ......................................  $    2,435
      32    Cincinnati Financial Corp. .......................       1,407
      35    CIT Group, Inc. ..................................       1,797
     878    Citigroup, Inc. ..................................      42,595
      29    Comerica, Inc. ...................................       1,629
      22    Compass Bancshares, Inc. .........................       1,043
      35    Comverse Technology, Inc. B.......................         931
     104    Countrywide Financial Corp. ......................       3,542
      71    E*Trade Financial Corp. B.........................       1,481
      23    Equifax, Inc. ....................................         855
      71    Equity Office Properties Trust H..................       2,138
      50    Equity Residential Properties Trust H.............       1,956
     120    Federal Home Loan Mortgage Corp. .................       7,835
     168    Federal National Mortgage Association.............       8,195
      15    Federated Investors, Inc. ........................         544
      96    Fifth Third Bancorp H.............................       3,632
      22    First Horizon National Corp. H....................         842
      26    Franklin Resources, Inc. .........................       2,425
      70    Genworth Financial, Inc. .........................       2,421
      44    Golden West Financial Corp. H.....................       2,917
      78    Goldman Sachs Group, Inc. ........................       9,987
      28    Humana, Inc. BH...................................       1,532
      40    Huntington Bancshares, Inc. H.....................         941
     607    JP Morgan Chase & Co. ............................      24,092
      37    Janus Capital Group, Inc. ........................         697
      25    Jefferson-Pilot Corp. ............................       1,418
      71    KeyCorp H.........................................       2,328
      47    Lehman Brothers Holdings, Inc. H..................       5,960
      32    Lincoln National Corp. ...........................       1,708
      25    Loews Corp. ......................................       2,324
      14    M&T Bank Corp. H..................................       1,505
      95    Marsh & McLennan Cos., Inc. ......................       3,001
      36    Marshall & Ilsley Corp. H.........................       1,562
      24    MBIA, Inc. H......................................       1,456
     218    MBNA Corp. .......................................       5,913
      53    Medco Health Solutions, Inc. B....................       2,980
      73    Mellon Financial Corp. ...........................       2,483
     159    Merrill Lynch & Co., Inc. ........................      10,796
     141    Metlife, Inc. H...................................       6,899
      16    MGIC Investment Corp. H...........................       1,079
     187    Morgan Stanley....................................      10,610
      96    National City Corp. ..............................       3,209
      83    North Fork Bancorporation, Inc. H.................       2,257
      32    Northern Trust Corp. .............................       1,669
      32    Plum Creek Timber Co., Inc. ......................       1,150
      51    PNC Financial Services Group, Inc. ...............       3,135
      52    Principal Financial Group, Inc. H.................       2,471
      36    Progressive Corp. H...............................       4,157
      42    ProLogis..........................................       1,972
      94    Prudential Financial, Inc. .......................       6,873
      14    Public Storage, Inc. H............................         968
      79    Regions Financial Corp. H.........................       2,712
      11    Ryder System, Inc. ...............................         455
      22    SAFECO Corp. .....................................       1,260
      32    Simon Property Group, Inc. H......................       2,475

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      72    SLM Corp. H.......................................  $    3,989
      62    Sovereign Bancorp, Inc. ..........................       1,341
     125    St. Paul Travelers Cos., Inc. H...................       5,579
      57    State Street Corp. ...............................       3,155
      63    SunTrust Banks, Inc. .............................       4,562
      54    Synovus Financial Corp. ..........................       1,464
      23    T. Rowe Price Group, Inc. ........................       1,635
      19    Torchmark Corp. H.................................       1,073
     315    U.S. Bancorp......................................       9,418
     237    UnitedHealth Group, Inc. .........................      14,702
      55    UnumProvident Corp. H.............................       1,260
      21    Vornado Realty Trust H............................       1,711
     270    Wachovia Corp. ...................................      14,246
     171    Washington Mutual, Inc. ..........................       7,447
     115    Wellpoint, Inc. B.................................       9,136
     290    Wells Fargo & Co. ................................      18,227
      32    XL Capital Ltd. Class A H.........................       2,123
      18    Zions Bancorp.....................................       1,368
                                                                ----------
                                                                   450,803
                                                                ----------
            HEALTH CARE -- 11.6%
     269    Abbott Laboratories...............................      10,611
      23    Allergan, Inc. H..................................       2,461
      36    AmerisourceBergen Corp. ..........................       1,499
     214    Amgen, Inc. B.....................................      16,884
      18    Bard (C.R.), Inc. ................................       1,200
       9    Bausch & Lomb, Inc. ..............................         631
     108    Baxter International, Inc. .......................       4,074
      44    Becton, Dickinson & Co. ..........................       2,625
      59    Biogen Idec, Inc. B...............................       2,670
      43    Biomet, Inc. .....................................       1,580
     102    Boston Scientific Corp. B.........................       2,508
     339    Bristol-Myers Squibb Co. H........................       7,799
      74    Cardinal Health, Inc. H...........................       5,108
      78    Caremark Rx, Inc. B...............................       4,040
      19    Chiron Corp. B....................................         845
      28    Coventry Health Care, Inc. B......................       1,606
     141    CVS Corp. ........................................       3,733
      59    Forest Laboratories, Inc. B.......................       2,384
      45    Genzyme Corp. B...................................       3,171
      79    Gilead Sciences, Inc. B...........................       4,179
      74    HCA, Inc. ........................................       3,712
      43    Health Management Associates, Inc. Class A H......         942
      28    Hospira, Inc. B...................................       1,194
     516    Johnson & Johnson.................................      31,018
      42    King Pharmaceuticals, Inc. B......................         709
      23    Laboratory Corp. of America Holdings B............       1,244
     197    Lilly (Eli) & Co. ................................      11,159
      14    Manor Care, Inc. .................................         545
      53    McKesson Corp. ...................................       2,755
      43    MedImmune, Inc. B.................................       1,495
     210    Medtronic, Inc. ..................................      12,078
     379    Merck & Co., Inc. ................................      12,069
      47    Monsanto Co. .....................................       3,613
      38    Mylan Laboratories, Inc. .........................         756

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,279    Pfizer, Inc. .....................................  $   29,822
      29    Quest Diagnostics, Inc. ..........................       1,477
     256    Schering-Plough Corp. H...........................       5,346
      12    Sigma-Aldrich Corp. H.............................         740
      64    St. Jude Medical, Inc. B..........................       3,193
      51    Stryker Corp. B...................................       2,248
      81    Tenet Healthcare Corp. B..........................         623
     176    Walgreen Co. H....................................       7,772
      18    Watson Pharmaceuticals, Inc. BH...................         572
     233    Wyeth.............................................      10,730
      43    Zimmer Holdings, Inc. B...........................       2,900
                                                                ----------
                                                                   228,320
                                                                ----------
            SERVICES -- 6.8%
      38    Allied Waste Industries, Inc. BH..................         331
      25    Apollo Group, Inc. Class A BH.....................       1,523
      40    Autodesk, Inc. ...................................       1,718
     100    Automatic Data Processing, Inc. ..................       4,589
      73    Avaya, Inc. B.....................................         775
     178    Cendant Corp. ....................................       3,065
      24    Cintas Corp. .....................................         984
      94    Clear Channel Communications, Inc. H..............       2,950
     377    Comcast Corp. Class A BH..........................       9,779
      32    Computer Sciences Corp. BH........................       1,626
      24    Convergys Corp. B.................................         385
      38    Donnelley (R.R.) & Sons Co. ......................       1,290
      10    Dow Jones & Co., Inc. H...........................         362
      32    Ecolab, Inc. .....................................       1,161
      91    Electronic Data Systems Corp. H...................       2,176
      25    Express Scripts, Inc. B...........................       2,120
      53    FedEx Corp. H.....................................       5,438
      32    Fiserv, Inc. B....................................       1,385
      15    Fluor Corp. ......................................       1,167
      42    Gannett Co., Inc. H...............................       2,520
      57    H & R Block, Inc. ................................       1,394
      32    Harrah's Entertainment, Inc. .....................       2,274
      57    Hilton Hotels Corp. H.............................       1,372
      40    IMS Health, Inc. .................................       1,002
      75    Interpublic Group of Cos., Inc. BH................         721
      12    Knight-Ridder, Inc. ..............................         760
      29    Marriott International, Inc. Class A..............       1,915
      65    McGraw-Hill Cos., Inc. ...........................       3,356
       7    Meredith Corp. ...................................         382
      21    Monster Worldwide, Inc. BH........................         874
      43    Moody's Corp. ....................................       2,641
      25    New York Times Co. Class A H......................         666
     422    News Corp. Class A H..............................       6,564
      66    Novell, Inc. B....................................         585
      31    Omnicom Group, Inc. ..............................       2,664
      47    Parametric Technology Corp. B.....................         288
      58    Paychex, Inc. ....................................       2,207
      30    Robert Half International, Inc. H.................       1,118
      23    Sabre Holdings Corp. H............................         550
      15    Scripps (E.W.) Co. Class A H......................         706

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
      38    Starwood Hotels & Resorts Worldwide, Inc. BH......  $    2,427
     592    Sun Microsystems, Inc. B..........................       2,482
     809    Time Warner, Inc. ................................      14,107
      45    Tribune Co. H.....................................       1,374
      59    Unisys Corp. BH...................................         345
     192    United Parcel Service, Inc. Class B...............      14,391
      39    Univision Communications, Inc. Class A BH.........       1,140
     268    Viacom, Inc. Class B..............................       8,740
     334    Walt Disney Co. ..................................       7,999
      96    Waste Management, Inc. ...........................       2,904
                                                                ----------
                                                                   133,292
                                                                ----------
            TECHNOLOGY -- 21.6%
      20    ADC Telecommunications, Inc. BH...................         451
     104    Adobe Systems, Inc. ..............................       3,855
      70    Advanced Micro Devices, Inc. BH...................       2,145
      22    Affiliated Computer Services, Inc. Class A B......       1,278
      71    Agilent Technologies, Inc. B......................       2,374
      66    Alltel Corp. .....................................       4,190
      63    Altera Corp. BH...................................       1,166
      30    American Power Conversion Corp. H.................         656
      64    Analog Devices, Inc. .............................       2,281
      28    Andrew Corp. BH...................................         303
     146    Apple Computer, Inc. B............................      10,510
      33    Applera Corp. -- Applied Biosystems Group.........         866
     282    Applied Materials, Inc. ..........................       5,050
      52    Applied Micro Circuits Corp. B....................         133
     678    AT&T, Inc. H......................................      16,597
     317    BellSouth Corp. H.................................       8,596
      38    BMC Software, Inc. B..............................         768
      50    Broadcom Corp. Class A B..........................       2,367
      23    CenturyTel, Inc. H................................         753
     100    Ciena Corp. B.....................................         298
   1,066    Cisco Systems, Inc. B.............................      18,243
      58    Citizens Communications Co. H.....................         708
      31    Citrix Systems, Inc. BH...........................         881
      80    Computer Associates International, Inc. H.........       2,244
      67    Compuware Corp. B.................................         603
      16    Cooper Industries Ltd. ...........................       1,161
     264    Corning, Inc. B...................................       5,198
      41    Danaher Corp. H...................................       2,298
     408    Dell, Inc. B......................................      12,245
      35    Dover Corp. ......................................       1,425
      52    Electronic Arts, Inc. BH..........................       2,725
     415    EMC Corp./Massachusetts B.........................       5,650
      71    Emerson Electric Co. .............................       5,326
     133    First Data Corp. .................................       5,703
      21    Fisher Scientific International, Inc. BH..........       1,318
      71    Freescale Semiconductor, Inc. Class B B...........       1,792
      46    Gateway, Inc. BH..................................         115
   1,833    General Electric Co. .............................      64,250
      58    Guidant Corp. ....................................       3,730
     497    Hewlett-Packard Co. ..............................      14,229
   1,046    Intel Corp. ......................................      26,106
     274    International Business Machines Corp. ............      22,523

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    Intuit, Inc. BH...................................  $    1,636
      30    Jabil Circuit, Inc. B.............................       1,120
     287    JDS Uniphase Corp. BH.............................         677
      34    KLA-Tencor Corp. H................................       1,687
      21    L-3 Communications Holdings, Inc. ................       1,546
      20    Lexmark International, Inc. ADR B.................         901
      53    Linear Technology Corp. ..........................       1,908
      62    Lockheed Martin Corp. H...........................       3,945
      68    LSI Logic Corp. BH................................         544
     771    Lucent Technologies, Inc. BH......................       2,051
      57    Maxim Integrated Products, Inc. ..................       2,062
      14    Maytag Corp. .....................................         262
      15    Mercury Interactive Corp. BH......................         417
     107    Micron Technology, Inc. BH........................       1,427
   1,588    Microsoft Corp. ..................................      41,531
       9    Millipore Corp. B.................................         594
      25    Molex, Inc. ......................................         646
     432    Motorola, Inc. ...................................       9,761
      60    National Semiconductor Corp. .....................       1,548
      32    NCR Corp. B.......................................       1,083
      65    Network Appliance, Inc. B.........................       1,744
      30    NVIDIA Corp. B....................................       1,086
     653    Oracle Corp. B....................................       7,967
      23    PerkinElmer, Inc. ................................         535
      32    PMC -- Sierra, Inc. BH............................         245
      14    QLogic Corp. B....................................         455
     285    Qualcomm, Inc. ...................................      12,286
     268    Qwest Communications International, Inc. BH.......       1,513
      78    Raytheon Co. .....................................       3,112
      30    Rockwell Collins, Inc. ...........................       1,394
      91    Sanmina-SCI Corp. B...............................         389
      27    Scientific-Atlanta, Inc. .........................       1,146
      92    Siebel Systems, Inc. .............................         971
     159    Solectron Corp. B.................................         580
     513    Sprint Nextel Corp. H.............................      11,974
     188    Symantec Corp. B..................................       3,283
      44    Symbol Technologies, Inc. ........................         558
      15    Tektronix, Inc. ..................................         409
      78    Tellabs, Inc. B...................................         848
     281    Texas Instruments, Inc. ..........................       9,002
      28    Thermo Electron Corp. B...........................         847
     480    Verizon Communications, Inc. .....................      14,449
      19    Waters Corp. B....................................         726
      12    Whirlpool Corp. H.................................         980
      61    Xilinx, Inc. H....................................       1,525
     219    Yahoo!, Inc. BH...................................       8,584
                                                                ----------
                                                                   425,064
                                                                ----------
            TRANSPORTATION -- 1.1%
      65    Burlington Northern Santa Fe Corp. H..............       4,589
      75    Carnival Corp. H..................................       4,021
      38    CSX Corp. ........................................       1,914
      48    Harley-Davidson, Inc. H...........................       2,451

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
      71    Norfolk Southern Corp. ...........................  $    3,161
     121    Southwest Airlines Co. ...........................       1,988
      46    Union Pacific Corp. H.............................       3,703
                                                                ----------
                                                                    21,827
                                                                ----------
            UTILITIES -- 3.3%
     113    AES Corp. B.......................................       1,794
      28    Allegheny Energy, Inc. BH.........................         896
      35    Ameren Corp. H....................................       1,814
      68    American Electric Power Co., Inc. H...............       2,533
      54    CenterPoint Energy, Inc. H........................         691
      35    Cinergy Corp. ....................................       1,469
      38    CMS Energy Corp. BH...............................         554
      43    Consolidated Edison, Inc. ........................       1,969
      31    Constellation Energy Group, Inc. .................       1,786
      60    Dominion Resources, Inc. H........................       4,647
      31    DTE Energy Co. ...................................       1,330
     161    Duke Energy Corp. H...............................       4,417
      52    Dynegy, Inc. B....................................         253
      57    Edison International..............................       2,464
     114    El Paso Corp. H...................................       1,391
      36    Entergy Corp. ....................................       2,471
     116    Exelon Corp. .....................................       6,154
      57    FirstEnergy Corp. ................................       2,802
      69    FPL Group, Inc. ..................................       2,847
      18    Kinder Morgan, Inc. H.............................       1,683
      47    NiSource, Inc. ...................................         987
      60    PG&E Corp. H......................................       2,209
      17    Pinnacle West Capital Corp. ......................         711
      66    PPL Corp. ........................................       1,938
      44    Progress Energy, Inc. H...........................       1,919
      44    Public Service Enterprise Group, Inc. H...........       2,826
     129    Southern Co. H....................................       4,441
      36    TECO Energy, Inc. H...............................         620
      84    TXU Corp. ........................................       4,206
      70    Xcel Energy, Inc. H...............................       1,290
                                                                ----------
                                                                    65,112
                                                                ----------
            Total common stock
              (cost $1,728,656)...............................  $1,954,782
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.7%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 1,233    BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $    1,233
   1,233    RBS Greenwich Repurchase Agreement,
              3.40%, 01/03/2006...............................       1,233
   1,218    UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................       1,218
                                                                ----------
                                                                     3,684
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.4%
 283,177    BNY Institutional Cash Reserve Fund...............  $  283,177
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
 $ 2,000    US Treasury,
              3.89%, 03/16/2006 Z[ ]..........................       1,985
                                                                ----------
            Total short-term investments
              (cost $288,846).................................  $  288,846
                                                                ----------
            Total investments in securities
              (cost $2,017,502) O.............................  $2,243,628
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $2,037,798 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $ 464,328
      Unrealized depreciation.......................   (258,498)
                                                      ---------
      Net unrealized appreciation...................  $ 205,830
                                                      =========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 12/31/2005
-----------                                                  ---------         --------         ----------         --------------
Standard & Poor's 500 Long Futures contracts                    54               Long           March 2006             $(161)
                                                                                                                       =====

These contracts had a market value of $16,940 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.1%
            AUSTRALIA -- 0.5%
     299    Toll Holdings Ltd. IH.............................  $  3,251
                                                                --------
            BELGIUM -- 1.0%
      66    KBC Group N.V. I..................................     6,112
                                                                --------
            BRAZIL -- 0.9%
     129    Companhia Vale do Rio Doce ADR....................     5,299
                                                                --------
            CANADA -- 5.4%
     106    Cameco Corp. H....................................     6,688
      32    Canadian Pacific Railway Ltd. ....................     1,332
     128    Inco Ltd. B.......................................     5,560
      86    Research In Motion Ltd. B.........................     5,657
      86    SNC-Lavalin Group, Inc. ..........................     5,631
     137    Suncor Energy, Inc. ..............................     8,647
                                                                --------
                                                                  33,515
                                                                --------
            FINLAND -- 1.9%
     651    Nokia Oyj I.......................................    11,947
                                                                --------
            FRANCE -- 12.2%
     107    Alstom RGPT BI....................................     6,152
     382    Altran Technologies S.A. BI.......................     4,301
     131    Cie Generale d'Optique Essilor International S.A.
              IH..............................................    10,606
     218    Dassault Systemes S.A. IH.........................    12,292
     104    Eutelsat Communications B.........................     1,495
     124    LVMH Moet Hennessy Louis Vuitton S.A. IH..........    10,973
      51    Pinault-Printemps-Redoute S.A. IH.................     5,747
     266    Publicis Groupe IH................................     9,266
      47    Unibail IH........................................     6,244
     190    Veolia Environenment S.A. IH......................     8,601
                                                                --------
                                                                  75,677
                                                                --------
            GERMANY -- 9.0%
      48    Adidas-Salomon AG IH..............................     9,084
      78    Allianz AG IH.....................................    11,723
     297    Commerzbank AG I..................................     9,129
     143    Merck KGaA........................................    11,860
      68    Muenchener Rueckversicherungs-Gesellschaft AG I...     9,185
      54    Siemens AG IH.....................................     4,586
                                                                --------
                                                                  55,567
                                                                --------
            HONG KONG -- 0.4%
   2,508    Shun Tak Holdings Ltd IH..........................     2,304
                                                                --------
            IRELAND -- 0.8%
      86    Ryanair Holdings plc ADR BH.......................     4,838
                                                                --------
            ISRAEL -- 1.5%
     209    Teva Pharmaceutical Industries Ltd. ADR H.........     9,006
                                                                --------
            ITALY -- 2.3%
     169    Ente Nazionale Idrocarburi S.p.A. I...............     4,718
   1,376    UniCredito Italiano S.p.A. I......................     9,487
                                                                --------
                                                                  14,205
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- 21.5%
       1    Dentsu, Inc. I....................................  $  3,415
      --    East Japan Railway Co. I..........................     3,041
     201    Eisai Co., Ltd. IH................................     8,449
     110    Fanuc Ltd. I......................................     9,335
     364    JSR Corp. I.......................................     9,555
     287    Jteckt Corp. IH...................................     5,349
      31    Keyence Corp. IH..................................     8,844
     406    Komatsu Ltd. I....................................     6,711
     286    Matsushita Electric Industrial Co., Ltd. I........     5,512
       1    Mitsubishi UFJ Financial Group, Inc. I............     8,484
     607    Nippon Electric Glass Co., Ltd. IH................    13,315
     215    Seven & I Holdings Co., Ltd. .....................     9,226
     540    Sharp Corp. I.....................................     8,216
     810    Shinsei Bank Ltd. I...............................     4,696
      86    Shionogi & Co., Ltd. I............................     1,209
     188    Softbank Corp. IH.................................     7,932
     240    Toyota Motor Corp. I..............................    12,528
     395    Yamato Holdings Co., Ltd. I.......................     6,568
                                                                --------
                                                                 132,385
                                                                --------
            LUXEMBOURG -- 2.3%
     530    Citigroup Global Certificate -- Bharti
              Televentures BMI................................     4,070
     566    SES Global S.A. I.................................     9,917
                                                                --------
                                                                  13,987
                                                                --------
            MEXICO -- 3.7%
     358    America Movil S.A. de C.V. ADR....................    10,472
     150    Grupo Televisa S.A. ADR...........................    12,059
                                                                --------
                                                                  22,531
                                                                --------
            NETHERLANDS -- 2.9%
     302    ASML Holding N.V. BI..............................     6,052
     216    Koninklijke (Royal) Philips Electronics N.V. I....     6,718
     120    Royal Numico N.V. BI..............................     4,986
                                                                --------
                                                                  17,756
                                                                --------
            SOUTH KOREA -- 3.2%
     137    Hana Financial Holdings...........................     6,277
      35    LG Electronics, Inc. BI...........................     3,057
      16    Samsung Electronics Co., Ltd. I...................    10,043
                                                                --------
                                                                  19,377
                                                                --------
            SPAIN -- 1.0%
     331    Banco Bilbao Vizcaya Argentaria S.A. IH...........     5,917
                                                                --------
            SWEDEN -- 2.3%
     142    Atlas Copco AB IH.................................     3,159
   3,126    Telefonaktiebolaget LM Ericsson I.................    10,771
                                                                --------
                                                                  13,930
                                                                --------
            SWITZERLAND -- 12.4%
     295    Credit Suisse Group I.............................    15,044
      23    Kuehne & Nagel International AG I.................     6,348
     139    Logitech International S.A. I.....................     6,561
      31    Nestle S.A. I.....................................     9,332
      76    Roche Holding AG I................................    11,452

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SWITZERLAND -- (CONTINUED)
      15    Serono S.A. Class B I.............................  $ 12,211
     125    Swatch Group AG I.................................     3,794
     123    UBS AG I..........................................    11,679
                                                                --------
                                                                  76,421
                                                                --------
            TAIWAN -- 1.7%
     226    AU Optronics Corp. ADR H..........................     3,388
   4,846    Chi Mei Optoelectronics Corp. I...................     7,151
                                                                --------
                                                                  10,539
                                                                --------
            UNITED KINGDOM -- 11.2%
     180    Anglo American plc I..............................     6,132
   2,611    Carphone Warehouse Group plc I....................    12,445
   3,010    EMI Group plc I...................................    12,544
   1,478    Kingfisher plc I..................................     6,028
     329    Reckitt Benckiser plc I...........................    10,851
     124    Rio Tinto plc I...................................     5,658
     655    Standard Chartered plc I..........................    14,571
      22    Xstrata plc IH....................................       510
                                                                --------
                                                                  68,739
                                                                --------
            Total common stock
              (cost $528,524).................................  $603,303
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.6%
            REPURCHASE AGREEMENTS -- 1.7%
 $ 4,865    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  4,865
     147    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       147
     300    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       300
   1,499    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................     1,499
   3,498    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     3,498
                                                                --------
                                                                  10,309
                                                                --------
 SHARES
---------
            SECURITIES PURCHASES WITH PROCEEDS FROM SECURITY
            LENDING -- 15.9%
  98,015    Navigator Prime Portfolio.........................    98,015
                                                                --------
            Total short-term investments
              (cost $108,324).................................  $108,324
                                                                --------
            Total investments in securities
              (cost $636,848) O...............................  $711,627
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.08% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $638,798 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................   75,794
      Unrealized depreciation.........................   (2,965)
                                                        -------
      Net unrealized appreciation.....................  $72,829
                                                        =======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $495,868, which represents 80.61% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $4,070, which represents 0.66% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         8.6%
---------------------------------------------------------------
Capital Goods                                           2.6
---------------------------------------------------------------
Consumer Cyclical                                      10.9
---------------------------------------------------------------
Consumer Staples                                        4.1
---------------------------------------------------------------
Energy                                                  2.2
---------------------------------------------------------------
Finance                                                21.4
---------------------------------------------------------------
Health Care                                            10.5
---------------------------------------------------------------
Services                                                7.7
---------------------------------------------------------------
Technology                                             24.5
---------------------------------------------------------------
Transportation                                          4.2
---------------------------------------------------------------
Utilities                                               1.4
---------------------------------------------------------------
Short-Term Investments                                 17.6
---------------------------------------------------------------
Other Assets & Liabilities                            (15.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Canadian Dollar                                  Sell             $ 228           $  228          01/03/06              $--
Canadian Dollar                                  Sell               395              394          01/04/06               (1)
Canadian Dollar                                  Sell               206              206          01/05/06               --
Swiss Francs                                     Sell             2,080            2,076          01/03/06               (4)
British Pound                                    Sell               118              118          01/03/06               --
British Pound                                    Sell               400              401          01/04/06                1
British Pound                                    Sell               199              198          01/05/06               (1)
Hong Kong Dollars                                 Buy               154              154          01/03/06               --
Hong Kong Dollars                                 Buy                31               31          01/04/06               --
                                                                                                                        ---
                                                                                                                        $(5)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 1.5%
  2,700     Santos Ltd. I.....................................  $   24,228
                                                                ----------
            AUSTRIA -- 1.1%
    426     Wienerberger AG IH................................      16,982
                                                                ----------
            BRAZIL -- 1.4%
    537     Companhia Vale do Rio Doce ADR....................      22,100
                                                                ----------
            CANADA -- 2.7%
    598     Alcan, Inc. ......................................      24,561
    176     Cameco Corp. H....................................      11,125
    170     Canadian Pacific Railway Ltd. H...................       7,107
                                                                ----------
                                                                    42,793
                                                                ----------
            CHINA -- 0.7%
 21,176     China Petroleum & Chemical Corp. Class H I........      10,552
                                                                ----------
            DENMARK -- 0.7%
    210     Carlsberg A/S Class B IH..........................      11,261
                                                                ----------
            FRANCE -- 13.8%
    274     Cie Generale d'Optique Essilor International S.A.
              IH..............................................      22,134
    223     CNP Assurances I..................................      17,567
    671     Credit Agricole S.A. I............................      21,103
    347     Electricite De France BH..........................      13,144
    251     LVMH Moet Hennessy Louis Vuitton S.A. IH..........      22,280
    388     PSA Peugeot Citroen IH............................      22,314
    334     Sanofi-Aventis S.A. IH............................      29,241
    236     Total S.A. IH.....................................      59,597
     76     Unibail I.........................................      10,152
                                                                ----------
                                                                   217,532
                                                                ----------
            GERMANY -- 1.9%
    289     E.On AG I.........................................      29,820
                                                                ----------
            GREECE -- 0.8%
    300     Opap S.A. I.......................................      10,352
     46     Opap S.A. BI......................................       1,572
                                                                ----------
                                                                    11,924
                                                                ----------
            HONG KONG -- 2.8%
  2,023     Esprit Holdings Ltd. I............................      14,350
  4,614     Hong Kong Exchanges & Clearing Ltd. I.............      19,131
  1,126     Sun Hung Kai Properties Ltd. I....................      10,936
                                                                ----------
                                                                    44,417
                                                                ----------
            HUNGARY -- 0.2%
     29     Mol Magyr Olaj-Es Gazipari I......................       2,729
                                                                ----------
            INDIA -- 1.0%
    233     Infosys Technologies Ltd. I.......................      15,492
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            IRELAND -- 1.1%
    513     Ryanair Holdings plc BI...........................  $    4,989
    212     Ryanair Holdings plc ADR BH.......................      11,853
                                                                ----------
                                                                    16,842
                                                                ----------
            ITALY -- 5.4%
  5,889     Banca Intesa S.p.A. I.............................      31,226
  1,032     Geox S.p.A. I.....................................      11,354
    144     Tod's S.p.A. I....................................       9,694
  4,817     UniCredito Italiano S.p.A. I......................      33,210
                                                                ----------
                                                                    85,484
                                                                ----------
            JAPAN -- 21.8%
    304     Astellas Pharma, Inc. I...........................      11,865
    209     Canon, Inc. I.....................................      12,263
    462     Daiichi Sankyo Co., Ltd. B........................       8,910
      3     East Japan Railway Co. I..........................      23,806
    412     Eisai Co., Ltd. I.................................      17,370
    414     Electric Power Development Co. Ltd. IH............      14,187
    301     Japan Petroleum Exploration Co., Ltd. I...........      18,963
      1     Japan Tobacco, Inc. IH............................      18,218
  3,141     Mitsubishi Heavy Industries I.....................      13,878
      2     Mitsubishi UFJ Financial Group, Inc. I............      29,905
      4     Nippon Telegraph & Telephone Corp. I..............      19,047
  2,798     Obayashi Corp. I..................................      20,552
    287     Promise Co., Ltd. I...............................      19,134
    440     Seven & I Holdings Co., Ltd. .....................      18,850
    636     Shinsei Bank Ltd. I...............................       3,687
    767     Shionogi & Co., Ltd. I............................      10,783
    500     Sony Corp. I......................................      20,402
    214     Takeda Pharmaceutical Co., Ltd. I.................      11,579
    355     Takefuji Corp. I..................................      24,130
    247     Terumo Corp. I....................................       7,308
    323     Toyota Motor Corp. I..............................      16,875
                                                                ----------
                                                                   341,712
                                                                ----------
            MEXICO -- 1.8%
    300     America Movil S.A. de C.V. ADR....................       8,781
  2,051     Grupo Televisa S.A. ..............................       8,199
  1,921     Walmart De Mexico.................................      10,660
                                                                ----------
                                                                    27,640
                                                                ----------
            NETHERLANDS -- 3.0%
  1,034     Koninklijke (Royal) Philips Electronics N.V. I....      32,128
  2,070     Koninklijke Ahold N.V. BI.........................      15,536
                                                                ----------
                                                                    47,664
                                                                ----------
            RUSSIA -- 0.5%
    246     Mobile Telesystems OJSC ADR.......................       8,617
                                                                ----------
            SINGAPORE -- 0.8%
  1,746     Singapore Airlines Ltd. I.........................      12,985
                                                                ----------
            SOUTH KOREA -- 1.2%
     30     Samsung Electronics Co., Ltd. I...................      19,183
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 3.7%
  2,320     Banco Bilbao Vizcaya Argentaria S.A. I............  $   41,422
  5,931     Iberia Lineas Aer De Espana I.....................      16,060
                                                                ----------
                                                                    57,482
                                                                ----------
            SWEDEN -- 1.3%
  6,050     Telefonaktiebolaget LM Ericsson I.................      20,847
                                                                ----------
            SWITZERLAND -- 10.9%
    538     Credit Suisse Group I.............................      27,408
    224     Nestle S.A. I.....................................      66,792
    147     Roche Holding AG I................................      22,059
    392     UBS AG I..........................................      37,225
     84     Zurich Financial Services AG I....................      17,929
                                                                ----------
                                                                   171,413
                                                                ----------
            TAIWAN -- 4.2%
    724     AU Optronics Corp. ADR............................      10,872
 10,766     Chi Mei Optoelectronics Corp. I...................      15,888
  1,341     Chunghwa Telecom Co., Ltd. ADR....................      24,604
 20,189     Yuanta Core Pacific Securities Co. I..............      14,042
                                                                ----------
                                                                    65,406
                                                                ----------
            UNITED KINGDOM -- 14.3%
    681     AstraZeneca plc I.................................      33,080
    823     Aviva plc I.......................................       9,975
  2,778     EMI Group plc I...................................      11,578
    882     Imperial Tobacco Group plc I......................      26,299
    926     Reckitt Benckiser plc I...........................      30,531
    590     Rio Tinto plc I...................................      26,957
    632     Royal Bank of Scotland Group plc I................      19,068
  1,744     Smiths Group plc I................................      31,395
  8,030     Vodafone Group plc I..............................      17,279
  1,645     WPP Group plc I...................................      17,800
                                                                ----------
                                                                   223,962
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            UNITED STATES -- 0.7%
    121     Schlumberger Ltd. ................................  $   11,765
                                                                ----------
            Total common stock
              (cost $1,384,585)...............................  $1,560,832
                                                                ----------
SHORT-TERM INVESTMENTS -- 5.4%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.4%
 85,429     BNY Institutional Cash Reserve Fund...............  $   85,429
                                                                ----------
            Total short-term investments
              (cost $85,429)..................................  $   85,429
                                                                ----------
            Total investments in securities
              (cost $1,470,014) O.............................  $1,646,261
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.60% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $1,359,684, which represents 98.60% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,470,675 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $190,929
      Unrealized depreciation........................   (15,343)
                                                       --------
      Net unrealized appreciation....................  $175,586
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                  DELIVERY          APPRECIATION
DESCRIPTION                      TRANSACTION         MARKET VALUE         CONTRACT AMOUNT           DATE           (DEPRECIATION)
-----------                      -----------         ------------         ---------------         --------         --------------
Canadian Dollar                     Sell                $1,209                $1,206              01/03/06              $ (3)
Canadian Dollar                     Sell                 2,127                 2,123              01/04/06                (4)
Canadian Dollar                     Sell                 1,084                 1,084              01/05/06                --
Swiss Francs                        Sell                 3,274                 3,267              01/03/06                (7)
Danish Krone                        Sell                 2,333                 2,333              01/03/06                --
Danish Krone                        Sell                   217                   217              01/04/06                --
Euro                                 Buy                 1,619                 1,618              01/04/06                 1
British Pound                       Sell                 1,293                 1,290              01/03/06                (3)
British Pound                       Sell                 1,146                 1,149              01/04/06                 3
Japanese Yen                         Buy                   191                   192              01/04/06                (1)
Japanese Yen                         Buy                 1,599                 1,602              01/05/06                (3)
Japanese Yen                         Buy                   174                   174              01/06/06                --
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         6.5%
---------------------------------------------------------------
Capital Goods                                           0.9
---------------------------------------------------------------
Consumer Cyclical                                       8.9
---------------------------------------------------------------
Consumer Staples                                        9.7
---------------------------------------------------------------
Energy                                                  6.6
---------------------------------------------------------------
Finance                                                26.1
---------------------------------------------------------------
Health Care                                            11.1
---------------------------------------------------------------
Services                                                3.2
---------------------------------------------------------------
Technology                                             16.3
---------------------------------------------------------------
Transportation                                          4.9
---------------------------------------------------------------
Utilities                                               5.1
---------------------------------------------------------------
Short-Term Investments                                  5.4
---------------------------------------------------------------
Other Assets & Liabilities                             (4.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.8%
            AUSTRALIA -- 4.4%
  1,490     Adsteam Marine Ltd. IH............................  $  2,028
    529     AWB Ltd. I........................................     2,372
    512     Harvey Norman Holdings Ltd. IH....................     1,093
     69     Leighton Holdings Ltd. IH.........................       906
    763     Mirvac Group IH...................................     2,300
    417     Multiplex Group IH................................       957
  1,077     PaperlinX Ltd. IH.................................     3,023
                                                                --------
                                                                  12,679
                                                                --------
            BRAZIL -- 0.4%
     91     Brasil Telecom S.A. ADR H.........................     1,177
                                                                --------
            CHINA -- 2.0%
  5,290     Beijing Capital International Airport Co., Ltd.
              IH..............................................     2,419
  5,647     China Oilfield Services Ltd. IH...................     2,271
  1,798     Yanzhou Coal Mining Co., Ltd. IH..................     1,148
                                                                --------
                                                                   5,838
                                                                --------
            DENMARK -- 1.4%
     38     Carlsberg A/S Class B I...........................     2,019
     42     Trygvesta A.S. B..................................     2,116
                                                                --------
                                                                   4,135
                                                                --------
            FINLAND -- 0.9%
    507     M-real Oyj I......................................     2,536
                                                                --------
            FRANCE -- 7.2%
     23     Bacou-Dalloz I....................................     2,025
     44     bioMerieux S.A. I.................................     2,319
     22     Cegedim S.A. I....................................     1,874
     80     Dassault Systemes S.A. IH.........................     4,522
    134     M6-Metropole Television IH........................     3,717
  1,782     Rhodia S.A. IH....................................     3,810
     56     Sodexho Alliance S.A. IH..........................     2,299
                                                                --------
                                                                  20,566
                                                                --------
            GERMANY -- 7.1%
     34     Altana AG BI......................................     1,849
    130     ELMOS Semiconductor AG IH.........................     1,380
    352     GEA Group AG IH...................................     4,370
     83     KarstadtQuelle AG H...............................     1,254
    183     Kontron AG BIH....................................     1,618
     99     MLP AG BIH........................................     2,047
    141     MTU Aero Engines Holdings AG BIH..................     4,363
     70     Praktiker Bau- und Heimwerkermaerkte Holding AG
              B...............................................     1,283
    133     SGL Carbon AG BIH.................................     2,199
                                                                --------
                                                                  20,363
                                                                --------
            GREECE -- 1.0%
    448     Hellenic Technodomiki Tev S.A. I..................     2,887
                                                                --------
            HONG KONG -- 0.0%
  3,088     Far East Pharmaceutical Technology
              Co., Ltd. BHVI..................................        --
                                                                --------
            INDIA -- 0.8%
    105     Dr. Reddy's Laboratories Ltd. ADR.................     2,272
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ITALY -- 3.3%
  1,382     AEM S.p.A. IH.....................................  $  2,636
    285     Brembo S.p.A. IH..................................     2,157
  1,731     Sorin S.p.A. BIH..................................     3,491
     16     Tod's S.p.A. IH...................................     1,064
                                                                --------
                                                                   9,348
                                                                --------
            JAPAN -- 28.1%
    258     77 Bank Ltd. I....................................     1,970
     95     Coca-Cola West Japan Co., Ltd. IH.................     2,210
     93     Disco Corp. IH....................................     4,963
     50     Enplas Corp. I....................................     1,377
     96     FamilyMart Co., Ltd. IH...........................     3,254
    517     Fuji Fire & Marine Insurance Co., Ltd. IH.........     1,972
    341     Gunma Bank Ltd. I.................................     2,515
     31     Hakuhodo DY Holdings, Inc. IH.....................     2,215
     67     Hamamatsu Photonics KK IH.........................     1,973
     50     Hogy Medical Co., Ltd. IH.........................     2,677
     97     Japan Petroleum Exploration Co., Ltd. I...........     6,119
      3     Jupiter Telecommunications Co., Ltd. BI...........     2,735
    171     Kobayashi Pharmaceutical Co., Ltd. I..............     5,108
     75     Milbon Co. Ltd. I.................................     2,421
    292     Minebea Co., Ltd. IH..............................     1,561
    380     Mochida Pharmaceutical Co., Ltd. IH...............     3,125
    373     Morinaga & Co., Ltd. I............................     1,165
     59     OBIC Business Consultants Ltd. IH.................     3,216
     18     OBIC Co., Ltd. IH.................................     4,008
    151     Shionogi & Co., Ltd. IH...........................     2,120
    970     Sumitomo Osaka Cement Co., Ltd. I.................     2,837
     90     Taiyo Ink Manufacturing Co., Ltd. I...............     4,355
    209     Toppan Forms Co., Ltd. I..........................     3,001
     60     Uni-Charm Corp. I.................................     2,705
    145     Union Tool Co. IH.................................     6,853
    252     Uny Co., Ltd. I...................................     3,970
                                                                --------
                                                                  80,425
                                                                --------
            LIECHTENSTEIN -- 0.6%
     10     Verwalt & Privat-Bank AG I........................     1,727
                                                                --------
            MALAYSIA -- 1.8%
  1,063     Resorts World Berhad..............................     3,149
  1,386     YTL Corp. Berhad..................................     1,962
                                                                --------
                                                                   5,111
                                                                --------
            NETHERLANDS -- 4.2%
    893     Hagemeyer N.V. BIH................................     2,900
    244     Qiagen N.V. BIH...................................     2,858
     61     Unit 4 Agresso N.V. BI............................       880
    259     Wolters Kluwer N.V. I.............................     5,247
                                                                --------
                                                                  11,885
                                                                --------
            SOUTH AFRICA -- 0.7%
     85     Harmony Gold Mining Co., Ltd. BI..................     1,131
      6     Impala Platinum Holdings Ltd. I...................       856
                                                                --------
                                                                   1,987
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SOUTH KOREA -- 1.1%
     59     GS Holdings Corp. BI..............................  $  1,366
     74     KT Freetel Co., Ltd. BI...........................     1,782
                                                                --------
                                                                   3,148
                                                                --------
            SPAIN -- 0.5%
    530     Iberia Lineas Aer De Espana I.....................     1,435
                                                                --------
            SWEDEN -- 2.5%
     84     D. Carnegie & Co. AB I............................     1,235
    148     Munters AB IH.....................................     4,071
    406     Teleca AB Class B BIH.............................     1,828
                                                                --------
                                                                   7,134
                                                                --------
            SWITZERLAND -- 3.9%
     31     Bachem Holding AG Class B I.......................     1,775
     51     Baloise Holding AG I..............................     2,956
     57     Ciba Specialty Chemicals AG I.....................     3,695
     30     Ems-Chemie Holding AG I...........................     2,697
                                                                --------
                                                                  11,123
                                                                --------
            THAILAND -- 1.6%
  8,590     Krung Thai Bank plc...............................     2,303
 20,671     TMB Bank plc BI...................................     2,167
                                                                --------
                                                                   4,470
                                                                --------
            UNITED KINGDOM -- 23.3%
    310     Amvescap plc I....................................     2,355
    428     Benfield Group plc I..............................     2,641
    191     Cambridge Antibody Technology Group plc BI........     2,306
    706     Cattles plc I.....................................     3,997
  1,925     Dimension Data Holdings plc BI....................     1,325
    266     EMAP plc I........................................     3,954
    542     EMI Group plc I...................................     2,260
    333     F&C Asset Management plc I........................     1,013
    675     FirstGroup plc I..................................     4,659
  1,474     FKI plc I.........................................     2,946
    926     GCAP Media plc I..................................     4,625
    431     Jardine Lloyd Thompson Group plc I................     3,686
    339     Kesa Electricals plc I............................     1,521
     28     Lonmin plc I......................................       769
    193     Luminar plc I.....................................     1,614
    584     Misys plc I.......................................     2,397
  1,052     Northern Foods plc I..............................     2,737
    807     Rentokil Initial plc I............................     2,275
  2,179     Royal & Sun Alliance Insurance Group plc I........     4,714
    545     SSL International plc I...........................     2,863
    144     SurfControl plc B.................................     1,304
    128     Travis Perkins plc I..............................     3,082
     80     Ultra Electronics Holdings plc I..................     1,370
    196     WH Smith plc I....................................     1,469
     35     Willis Group Holdings Ltd. H......................     1,293
    751     Yule Catto & Co. plc I............................     3,421
                                                                --------
                                                                  66,596
                                                                --------
            Total common stock
              (cost $253,844).................................  $276,842
                                                                --------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 26.2%
            REPURCHASE AGREEMENTS -- 2.7%
 $3,591     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  3,591
    108     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       108
    221     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       221
  1,107     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................     1,107
  2,582     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................     2,582
                                                                --------
                                                                   7,609
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM
            SECURITY LENDING -- 23.5%
 67,369     Navigator Prime Portfolio.........................    67,369
                                                                --------
            Total short-term investments
              (cost $74,978)..................................  $ 74,978
                                                                --------
            Total investments in securities
              (cost $328,822) O...............................  $351,820
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.84% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $329,287 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $28,522
      Unrealized depreciation.........................   (5,989)
                                                        -------
      Net unrealized appreciation.....................  $22,533
                                                        =======

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $258,729 which represents 90.51% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     if it lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED   SHARES/PAR          SECURITY         COST BASIS
      --------   ----------          --------         ----------
      03/2004 --
      5/2004       3,088      Far East
                              Pharmaceutical
                              Technology Co., Ltd       $  --

     The aggregate value of these securities at December 31, 2005 was $--, which represents 0.00% of total net assets.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                        12.9%
---------------------------------------------------------------
Capital Goods                                           8.1
---------------------------------------------------------------
Consumer Cyclical                                      11.8
---------------------------------------------------------------
Consumer Staples                                        3.7
---------------------------------------------------------------
Energy                                                  2.9
---------------------------------------------------------------
Finance                                                17.1
---------------------------------------------------------------
Health Care                                            12.4
---------------------------------------------------------------
Services                                               14.4
---------------------------------------------------------------
Technology                                              9.8
---------------------------------------------------------------
Transportation                                          2.8
---------------------------------------------------------------
Utilities                                               0.9
---------------------------------------------------------------
Short-Term Investments                                 26.2
---------------------------------------------------------------
Other Assets & Liabilities                            (23.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Australian Dollar                                Sell             $ 151           $  151          01/05/06             $  --
Australian Dollar                                Sell             4,583            4,745          03/28/06               162
British Pound                                    Sell             1,338            1,448          03/31/06               110
British Pound                                    Sell             6,109            6,468          06/12/06               359
British Pound                                     Buy             1,338            1,378          03/31/06               (40)
British Pound                                     Buy                31               32          06/12/06                (1)
British Pound                                     Buy             6,078            6,239          06/12/06              (161)
Euro                                             Sell                95               95          01/03/06                --
New Zealand Dollar                               Sell             6,783            7,007          10/31/06               224
South Africa Rand                                Sell             1,818            1,840          03/17/06                22
South Africa Rand                                 Buy               909              894          03/17/06                15
                                                                                                                       -----
                                                                                                                       $ 690
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.0%
            BELGIUM -- 1.9%
     27     Belgacom S.A. I...................................  $    881
     21     InBev N.V. I......................................       900
                                                                --------
                                                                   1,781
                                                                --------
            FRANCE -- 15.6%
     36     Axa S.A. I H......................................     1,166
     24     BNP Paribas I H...................................     1,915
     62     France Telecom S.A. I H...........................     1,528
     16     Lafarge S.A. I H..................................     1,403
     19     Lagardere S.C.A. I H..............................     1,484
     14     Sanofi-Aventis S.A. I H...........................     1,182
     14     Schneider Electric S.A. I H.......................     1,248
     13     Total S.A.  Hi....................................     3,323
     56     Vivendi Universal S.A. I H........................     1,767
                                                                --------
                                                                  15,016
                                                                --------
            GERMANY -- 5.4%
     10     Deutsche Bank AG I................................       996
     28     Siemens AG I H....................................     2,388
     34     Volkswagen AG I H.................................     1,785
                                                                --------
                                                                   5,169
                                                                --------
            IRELAND -- 1.9%
     51     Bank of Ireland I.................................       797
     35     CRH plc I.........................................     1,037
                                                                --------
                                                                   1,834
                                                                --------
            ITALY -- 8.9%
     30     Assicurazioni Generali I..........................     1,031
     51     Banco Popolare di Verona e Novara Scrl I H........     1,036
    121     Enel S.p.A. I.....................................       949
     72     Ente Nazionale Idrocarburi S.p.A. I H.............     2,020
     18     Mediolanum S.p.A. I...............................       118
    605     Telecom Italia S.p.A. I H.........................     1,764
    240     UniCredito Italiano S.p.A. I......................     1,657
                                                                --------
                                                                   8,575
                                                                --------
            JAPAN -- 26.2%
     --     East Japan Railway Co. I..........................     1,455
    176     Fujitsu Ltd. I H..................................     1,338
     51     Hoya Corp. I H....................................     1,840
     --     Mitsubishi UFJ Financial Group, Inc. I............     3,268
     24     Murata Manufacturing Co., Ltd. I..................     1,541
     17     NIDEC Corp. I H...................................     1,412
    100     Nomura Holdings, Inc. I...........................     1,933
      1     NTT DoCoMo, Inc. I................................       857
     11     Shin-Etsu Chemical Co., Ltd. I....................       607
    148     Shinsei Bank Ltd. I...............................       858
     35     Sony Corp. I H....................................     1,416
    120     Sumitomo Trust & Banking Co., Ltd. I..............     1,224
     30     Takeda Pharmaceutical Co., Ltd. I.................     1,642
    303     Tokyo Gas Co., Ltd. I H...........................     1,349
     55     Toyota Motor Corp. I..............................     2,884
     90     Yokogawa Electric Corp. I H.......................     1,536
                                                                --------
                                                                  25,160
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            NETHERLANDS -- 3.4%
     38     Royal Dutch Shell plc Class A I...................  $  1,159
     67     TNT N.V. I........................................     2,105
                                                                --------
                                                                   3,264
                                                                --------
            NORWAY -- 2.7%
    131     DNB Nor ASA I.....................................     1,393
     53     Statoil ASA I H...................................     1,206
                                                                --------
                                                                   2,599
                                                                --------
            SINGAPORE -- 1.3%
    322     Oversea-Chinese Banking Corp., Ltd. I.............     1,297
                                                                --------
            SWITZERLAND -- 10.7%
     28     Compagnie Financiere Richemont AG I...............     1,210
     54     Credit Suisse Group I.............................     2,775
      7     Nestle S.A. I.....................................     2,141
     49     Novartis AG I.....................................     2,575
      8     Zurich Financial Services AG I....................     1,617
                                                                --------
                                                                  10,318
                                                                --------
            UNITED KINGDOM -- 21.0%
    226     Barclays plc I....................................     2,371
    162     BP plc I..........................................     1,730
    123     Cadbury Schweppes plc I...........................     1,161
    154     Diageo plc I......................................     2,232
     47     GlaxoSmithKline plc I.............................     1,192
     42     Imperial Tobacco Group plc I......................     1,256
    197     Marks & Spencer Group plc I.......................     1,713
    129     National Grid plc I...............................     1,264
    100     Prudential plc I..................................       946
     84     Royal Bank of Scotland Group plc I................     2,535
    251     Tesco plc I.......................................     1,428
  1,077     Vodafone Group plc I..............................     2,318
                                                                --------
                                                                  20,146
                                                                --------
            Total common stock
              (cost $77,756)..................................  $ 95,159
                                                                --------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 22.4%
            FINANCE -- 1.2%
 $1,170     State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................  $  1,170
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.2%
 20,371     Navigator Prime Portfolio.........................  $ 20,371
                                                                --------
            Total short-term investments
              (cost $21,541)..................................  $ 21,541
                                                                --------
            Total investments in securities
              (cost $99,297) O................................  $116,700
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.99% of total net assets at December 31, 2005.
  O At December 31, 2005, the cost of securities for federal income tax purposes was $99,305 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $18,767
      Unrealized depreciation.........................   (1,372)
                                                        -------
      Net unrealized appreciation.....................  $17,395
                                                        =======

  I  The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $95,159, which represents 98.99% of total net assets.
 H   Security is partially on loan at December 31, 2005.
  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                  UNREALIZED
                                   MARKET   CONTRACT  DELIVERY   APPRECIATION
     DESCRIPTION      TRANSACTION  VALUE     AMOUNT     DATE    (DEPRECIATION)
     -----------      -----------  ------   --------  --------  --------------
Euro                      Buy       $17       $17     1/2/2006       $ --
                                                                     ====

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         3.2%
---------------------------------------------------------------
Capital Goods                                           1.5
---------------------------------------------------------------
Consumer Cyclical                                       8.1
---------------------------------------------------------------
Consumer Staples                                        8.0
---------------------------------------------------------------
Energy                                                 11.2
---------------------------------------------------------------
Finance                                                31.3
---------------------------------------------------------------
Health Care                                             8.8
---------------------------------------------------------------
Services                                                5.6
---------------------------------------------------------------
Technology                                             17.5
---------------------------------------------------------------
Transportation                                          1.5
---------------------------------------------------------------
Utilities                                               2.3
---------------------------------------------------------------
Short-Term Investments                                 22.4
---------------------------------------------------------------
Other Assets & Liabilities                            -21.4
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD LARGECAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.4%
            CONSUMER CYCLICAL -- 5.4%
     22     CDW Corp. ........................................  $ 1,252
     18     Cheesecake Factory, Inc. B........................      667
     21     Kohl's Corp. B....................................    1,030
     16     Wal-Mart Stores, Inc. ............................      758
                                                                -------
                                                                  3,707
                                                                -------
            CONSUMER STAPLES -- 2.7%
     31     PepsiCo, Inc. ....................................    1,858
                                                                -------
            ENERGY -- 13.7%
     11     Apache Corp. .....................................      764
     32     BJ Services Co. ..................................    1,188
     15     BP plc ADR........................................      944
     22     Chevron Corp. ....................................    1,221
     24     Exxon Mobil Corp. ................................    1,331
     10     Halliburton Co. ..................................      644
     14     Noble Corp. ......................................      956
     56     XTO Energy, Inc. .................................    2,449
                                                                -------
                                                                  9,497
                                                                -------
            FINANCE -- 15.2%
      9     Aetna, Inc. ......................................      832
     19     Aflac, Inc. ......................................      887
     46     American International Group, Inc. ...............    3,159
     34     Citigroup, Inc. ..................................    1,660
     35     Countrywide Financial Corp. ......................    1,210
     18     Federal National Mortgage Association.............      857
     14     Fifth Third Bancorp...............................      545
      5     Goldman Sachs Group, Inc. ........................      632
     28     MBNA Corp. .......................................      752
                                                                -------
                                                                 10,534
                                                                -------
            HEALTH CARE -- 21.2%
     29     Baxter International, Inc. .......................    1,092
     20     Biogen Idec, Inc. B...............................      911
     38     Boston Scientific Corp. B.........................      940
     14     Genzyme Corp. B...................................      970
     10     Invitrogen Corp. B................................      683
     32     Johnson & Johnson.................................    1,923
     14     Laboratory Corp. of America Holdings B............      749
     17     Medtronic, Inc. ..................................      961
     32     Novartis AG ADR...................................    1,658
     94     Schering-Plough Corp. ............................    1,949
     27     Teva Pharmaceutical Industries Ltd. ADR...........    1,161
     37     Walgreen Co. .....................................    1,618
                                                                -------
                                                                 14,615
                                                                -------
            SERVICES -- 9.2%
     13     Automatic Data Processing, Inc. ..................      611
     14     CBS Corp. Class B.................................      358

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
     23     Comcast Corp. Class A B...........................  $   585
      8     FedEx Corp. ......................................      868
     31     H&R Block, Inc. ..................................      761
     37     IMS Health, Inc. .................................      910
     10     Omnicom Group, Inc. ..............................      864
     47     Time Warner, Inc. ................................      827
     14     Viacom, Inc. Class B B............................      577
                                                                -------
                                                                  6,361
                                                                -------
            TECHNOLOGY -- 28.0%
     33     Adobe Systems, Inc. ..............................    1,205
     15     Affiliated Computer Services, Inc. Class A B......      870
     73     Citrix Systems, Inc. B............................    2,112
     24     Cognos, Inc. B....................................      826
     17     Electronic Arts, Inc. B...........................      863
     86     General Electric Co. .............................    3,004
     76     Intel Corp. ......................................    1,899
     11     International Business Machines Corp. ............      904
     40     Linear Technology Corp. ..........................    1,446
    121     Microsoft Corp. ..................................    3,172
     65     Motorola, Inc. ...................................    1,465
     63     Symantec Corp. B..................................    1,106
     11     Zebra Technologies Corp. Class A B................      458
                                                                -------
                                                                 19,330
                                                                -------
            TRANSPORTATION -- 1.0%
     14     Carnival Corp. ...................................      722
                                                                -------
            UTILITIES -- 3.0%
     11     Kinder Morgan, Inc. ..............................      998
     14     Questar Corp. ....................................    1,083
                                                                -------
                                                                  2,081
                                                                -------
            Total common stock
              (cost $62,667)..................................  $68,705
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 0.5%
            FINANCE -- 0.5%
 $  337     State Street Bank Money Market Variable Rate Time
              deposit, current rate -- 3.52% X................  $   337
                                                                -------
            Total short-term investments
              (cost $337).....................................  $   337
                                                                -------
            Total investments in securities
              (cost $63,004) O................................  $69,042
                                                                =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.64% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $63,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 7,865
      Unrealized depreciation.........................   (2,200)
                                                        -------
      Net unrealized appreciation.....................  $ 5,665
                                                        =======

  B  Currently non-income producing.

X Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 5.8%
     19     Airgas, Inc. .....................................  $   617
     24     Cameco Corp. H....................................    1,536
     14     Fortune Brands, Inc. .............................    1,065
                                                                -------
                                                                  3,218
                                                                -------
            CAPITAL GOODS -- 5.1%
     15     Cooper Cameron Corp. B............................      617
     26     Donaldson Co., Inc. ..............................      812
     24     Rockwell Automation, Inc. ........................    1,402
                                                                -------
                                                                  2,831
                                                                -------
            CONSUMER CYCLICAL -- 10.8%
     12     Bed Bath & Beyond, Inc. B.........................      432
     20     CDW Corp. ........................................    1,140
     16     Coach, Inc. B.....................................      530
     17     Fastenal Co. .....................................      654
     29     Outback Steakhouse, Inc. .........................    1,224
     15     Tiffany & Co. ....................................      555
     61     TJX Cos., Inc. ...................................    1,414
                                                                -------
                                                                  5,949
                                                                -------
            CONSUMER STAPLES -- 2.1%
     25     Alberto-Culver Co. ...............................    1,129
                                                                -------
            ENERGY -- 4.4%
     39     Weatherford International Ltd. B..................    1,414
     23     XTO Energy, Inc. .................................    1,023
                                                                -------
                                                                  2,437
                                                                -------
            FINANCE -- 5.1%
      5     Affiliated Managers Group, Inc. B.................      409
     21     Commerce Bancorp, Inc. H..........................      718
     24     Fidelity National Financial, Inc. ................      873
     16     Northern Trust Corp. .............................      816
                                                                -------
                                                                  2,816
                                                                -------
            HEALTH CARE -- 15.8%
     23     Biomet, Inc. .....................................      824
     14     Celgene Corp. B...................................      938
     28     Forest Laboratories, Inc. B.......................    1,121
     25     Health Management Associates, Inc. Class A........      542
     24     Kinetic Concepts, Inc. B..........................      964
     25     Laboratory Corp. of America Holdings B............    1,319
     14     Omnicare, Inc. ...................................      807
     60     Valeant Pharmaceuticals International.............    1,088
     22     Varian Medical Systems, Inc. B....................    1,128
                                                                -------
                                                                  8,731
                                                                -------
            SERVICES -- 20.4%
    127     Allied Waste Industries, Inc. B...................    1,112
     23     Cintas Corp. .....................................      944
     14     Dun & Bradstreet Corp. B..........................      959

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SERVICES -- (CONTINUED)
     25     Fiserv, Inc. B....................................  $ 1,096
      7     Getty Images, Inc. B..............................      663
     62     H & R Block, Inc. ................................    1,533
     62     Liberty Global, Inc. Class A B....................    1,385
     11     Paychex, Inc. ....................................      436
     32     Penn National Gaming, Inc. B......................    1,038
     38     Univision Communications, Inc. Class A B..........    1,120
     35     XM Satellite Radio Holdings, Inc. Class A B.......      964
                                                                -------
                                                                 11,250
                                                                -------
            TECHNOLOGY -- 28.3%
     52     Akamai Technologies, Inc. B.......................    1,038
     24     Amphenol Corp. Class A............................    1,077
     41     Analog Devices, Inc. .............................    1,469
     50     ATI Technologies, Inc. ADR B......................      845
     19     ChoicePoint, Inc. B...............................      845
     11     Harman International Industries, Inc. ............    1,045
     16     Intuit, Inc. B....................................      835
     35     Jabil Circuit, Inc. B.............................    1,281
     12     L-3 Communications Holdings, Inc. ................      916
     34     MEMC Electronic Materials, Inc. B.................      750
     28     Microchip Technology, Inc. .......................      889
      8     Millipore Corp. B.................................      551
     33     Network Appliance, Inc. B.........................      898
     40     Nextel Partners, Inc. Class A B...................    1,109
     66     Polycom, Inc. B...................................    1,014
     24     Varian Semiconductor Equipment Associates,
              Inc. B..........................................    1,065
                                                                -------
                                                                 15,627
                                                                -------
            TRANSPORTATION -- 2.0%
     24     Royal Caribbean Cruises Ltd. .....................    1,090
                                                                -------
            Total common stock (cost $49,420).................  $55,078
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.1%
            FINANCE -- 1.3%
 $  709     State Street Bank Money Market Variable Rate Time
              Deposit, Current rate -- 3.98% K................  $   709
                                                                -------
SHARES
---------
            SECURITY PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 3.8%
  2,091     BNY Institutional Cash Reserve Fund...............  $ 2,091
                                                                -------
            Total short-term investments
              (cost $2,800)...................................  $ 2,800
                                                                -------
            Total investments in securities
              (cost $52,220) O................................  $57,878
                                                                =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.32% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $52,690 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $6,094
      Unrealized depreciation..........................    (906)
                                                         ------
      Net unrealized appreciation......................  $5,188
                                                         ======

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

 W Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            CONSUMER STAPLES -- 2.7%
 $21,700    Anz, Inc..........................................  4.25%   02/08/2006   $   21,604
  23,000    Stadshypotek AB...................................  4.37%   02/27/2006       22,843
                                                                                     ----------
                                                                                         44,447
                                                                                     ----------
            FINANCE -- 95.3%
  23,000    AIG...............................................  4.17%   03/17/2006       22,794
  23,000    Alliance & Leicester..............................  4.09%   02/06/2006       22,979
  23,000    Alliance & Leicester..............................  4.17%   01/09/2006       22,905
  23,190    American Express Credit Corp. G...................  4.54%   05/16/2006       23,208
  23,000    American Express Credit Corp. G...................  4.46%   12/15/2006       23,026
  23,000    American General Finance Corp.....................  4.36%   01/25/2006       22,937
  46,000    American Honda Finance Corp. MG...................  4.51%   08/15/2006       46,058
  23,000    Amsterdam Funding Corp............................  4.23%   01/26/2006       22,933
  23,000    Amsterdam Funding Corp............................  4.28%   01/05/2006       22,989
  23,000    Bank of America Corp..............................  4.37%   03/01/2006       22,837
  23,000    Bank of America Corp..............................  4.33%   03/13/2006       22,807
  23,000    Bank One Corp. G..................................  4.45%   08/11/2006       23,022
  23,000    Bank One Corp. G..................................  4.59%   02/27/2006       23,008
  23,000    Barton Capital Corp...............................  4.10%   01/10/2006       22,977
  21,800    Bear Stearns Co., Inc.............................  4.13%   01/17/2006       21,760
  26,100    Bear Stearns Co., Inc. G..........................  4.75%   06/19/2006       26,133
  21,700    Britannia Building Society........................  4.38%   02/08/2006       21,600
  23,000    Britannia Building Society........................  4.33%   02/14/2006       22,879
  23,000    Cafco.............................................  4.21%   02/01/2006       22,955
  23,000    Cafco.............................................  4.22%   01/18/2006       22,917
   8,700    Caterpillar Financial Services Corp. G............  4.13%   04/07/2006        8,702
  30,400    Caterpillar Financial Services Corp. G............  4.47%   03/03/2006       30,402
  26,000    Citibank NA.......................................  4.30%   02/15/2006       26,146
  21,500    Citigroup, Inc. G.................................  4.49%   05/19/2006       21,514
  40,000    Countrywide Financial Corp........................  4.28%   01/03/2006       39,990
  23,000    General Electric Co...............................  4.36%   03/16/2006       22,797
  23,000    General Electric Co...............................  4.21%   02/02/2006       22,915
  46,000    Goldman Sachs Group, Inc. G.......................  4.33%   08/01/2006       46,019
  23,000    Greenwich Capital Holdings, Inc. G................  4.25%   02/01/2006       23,000
  23,000    HBOS..............................................  4.36%   03/17/2006       22,794
  23,000    HBOS..............................................  4.46%   03/20/2006       22,780
  21,800    Household Financial Corp..........................  6.49%   01/24/2006       21,829
  23,000    HSBC Finance Corp.................................  4.11%   01/13/2006       22,969
  43,000    Lehman Brothers Holdings, Inc. G..................  4.21%   06/02/2006       43,017
  46,000    Merrill Lynch & Co. G.............................  4.23%   10/19/2006       46,030
  21,700    Morgan Stanley Dean Witter, Inc...................  6.08%   04/15/2006       21,788
  23,000    Morgan Stanley Dean Witter, Inc...................  4.43%   01/04/2006       22,992

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    Nationwide Building Society M.....................  4.16%   01/20/2006   $   22,950
  23,000    Nationwide Building Society M.....................  4.43%   03/09/2006       22,813
  23,000    Nordea NA.........................................  4.38%   04/03/2006       22,747
  23,000    Nordea NA.........................................  4.09%   01/12/2006       22,972
  23,000    Northern Rock plc.................................  4.22%   02/03/2006       22,912
  23,000    Northern Rock plc.................................  4.36%   03/14/2006       22,802
  23,000    Old Line Funding..................................  4.19%   01/05/2006       22,989
  23,000    Old Line Funding..................................  4.31%   02/07/2006       22,899
  23,000    Preferred Funding Corp............................  4.24%   01/25/2006       22,935
  23,000    Sheffield Receivables.............................  4.18%   01/06/2006       22,987
  20,900    SLM Corp. G.......................................  4.37%   04/25/2006       20,911
  46,000    Spintab AB........................................  4.13%   01/20/2006       45,901
  23,000    Toyota Motor Credit Corp..........................  4.32%   02/06/2006       22,901
  23,000    Toyota Motor Credit Corp..........................  4.17%   01/25/2006       22,937
  18,230    Triple A-1 Funding................................  4.32%   01/25/2006       18,178
  23,000    Triple A-1 Funding................................  4.31%   01/09/2006       22,978
  49,220    UBS Finance LLC...................................  4.19%   01/03/2006       49,209
  23,000    Washington Mutual Bank FA G.......................  4.50%   07/26/2006       23,000
  46,000    Wells Fargo & Co. G...............................  4.54%   03/03/2006       46,010
  23,000    Westpac Banking Corp..............................  4.42%   03/06/2006       22,821
  23,000    Westpac Banking Corp..............................  4.20%   01/31/2006       22,920
  23,000    Yorktown Capital..................................  4.34%   01/20/2006       22,947
  23,000    Yorktown Capital..................................  4.31%   01/20/2006       22,948
                                                                                     ----------
                                                                                      1,541,075
                                                                                     ----------
            TECHNOLOGY -- 1.7%
  27,900    Oracle Corp.......................................  4.39%   01/30/2006       27,802
                                                                                     ----------
            Total investments in securities
              (cost $1,613,324) O.............................                       $1,613,324
                                                                                     ==========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O  Also represents cost for federal tax purposes.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $91,821, which represents 5.68% of total net assets.

    G Variable rate securities; the yield reported is the rate in effect at December 31, 2005.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 29.8%
             FINANCE -- 29.8%
 $  3,500    American Express Credit Account Master Trust,
               4.37%, 03/15/2011 K.............................  $  3,500
    4,891    Ameriquest Mortgage Securities, Inc.,
               5.09%, 09/25/2032 K.............................     4,892
    5,000    Ameriquest Mortgage Securities, Inc.,
               5.18%, 10/25/2033 K.............................     5,024
      183    Argent NIM Trust,
               4.21%, 11/25/2034 M.............................       183
   46,311    Banc of America Commercial Mortgage, Inc.,
               4.83%, 07/11/2043 MW............................     2,644
   15,000    Banc of America Commercial Mortgage, Inc.,
               4.76%, 07/10/2045...............................    14,797
    7,500    Bank One Issuance Trust,
               4.42%, 02/17/2009 K.............................     7,502
    8,000    Bear Stearns Commercial Mortgage Securities,
               5.464%, 12/11/2040..............................     8,139
   36,748    Bear Stearns Commercial Mortgage Securities, Inc.,
               4.85%, 08/15/2038 MW............................     2,801
    6,547    Countrywide Home Loan Mortgage Pass Through Trust,
               5.00%, 01/25/2019...............................     6,447
   56,184    Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.01%, 03/15/2035 MW............................     2,578
    9,000    CS First Boston Mortgage Securities Corp.,
               5.23%, 12/01/2040...............................     8,964
   10,000    Discover Card Master Trust I,
               4.59%, 01/15/2008 K.............................    10,042
       69    DLJ Mortgage Acceptance Corp. B1,
               7.25%, 09/25/2011 M.............................        69
       23    DLJ Mortgage Acceptance Corp. B2,
               7.25%, 09/25/2011 M.............................        23
    5,000    First Franklin Mortgage Loan Asset Backed
               Certificates,
               6.03%, 07/25/2033 K.............................     5,042
      407    Green Tree Financial Corp.,
               6.27%, 06/01/2030...............................       408
      462    Green Tree Financial Corp.,
               7.30%, 01/15/2026...............................       474
   10,000    Greenwich Capital Commercial Funding Corp.,
               4.53%, 01/5/2036................................     9,753
    6,000    Greenwich Capital Commercial Mortgage Trust,
               5.12%, 04/10/2037 K.............................     6,015
   51,232    LB-UBS Commercial Mortgage Trust,
               4.25%, 12/15/2036 MW............................     1,949
   10,000    Lehman Brothers Commercial Mortgage Trust,
               4.76%, 12/16/2014 MK............................    10,002
    5,000    Lehman Brothers Commercial Mortgage Trust,
               5.52%, 12/14/2014 MK............................     5,020
    1,162    Long Beach Asset Holdings Corp.,
               4.12%, 2/25/2035 M..............................     1,158

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             FINANCE -- (CONTINUED)
 $ 35,772    Mach One Trust,
               6.09%, 05/28/2040 MW............................  $  1,889
    3,000    Master Asset Backed Securities Trust,
               5.13%, 05/25/2033 K.............................     3,012
    2,000    Master Asset Backed Securities Trust,
               6.18%, 05/25/2033 K.............................     2,024
    5,290    Master Asset Backed Securities Trust,
               5.00%, 12/25/2018...............................     5,209
    6,800    MBNA Credit Card Master Note Trust,
               4.42%, 08/15/2008 K.............................     6,801
    4,800    MBNA Credit Card Master Note Trust,
               4.51%, 02/16/2010 K.............................     4,811
    4,000    Merrill Lynch Mortgage Investors, Inc.,
               5.48%, 05/25/2032 K.............................     4,027
    5,000    Merrill Lynch Mortgage Trust,
               5.236%, 11/12/2035..............................     5,016
   10,000    Morgan Stanley Capital I,
               4.74%, 12/15/2041...............................     9,789
    4,628    Morgan Stanley Capital I,
               5.38%, 11/25/2032 K.............................     4,668
      876    Novastar NIM Trust,
               3.97%, 3/25/2035 M..............................       872
    5,915    Providian Gateway Master Trust,
               4.56%, 07/15/2010 MK............................     5,920
    3,920    Residential Asset Mortgage Products, Inc.,
               5.70%, 10/25/2031...............................     3,908
    1,163    Soundview Home Equity Loan Trust, Inc.,
               8.64%, 05/25/2030...............................     1,179
    5,000    Structured Asset Securities Corp.,
               5.38%, 2/25/2033 K..............................     5,071
    3,608    Wachovia Bank Commercial Mortgage Trust,
               4.81%, 06/15/2013 MK............................     3,620
                                                                 --------
                                                                  185,242
                                                                 --------
             Total asset & commercial mortgage backed
               securities
               (cost $185,839).................................  $185,242
                                                                 --------
U.S. GOVERNMENT SECURITIES -- 1.8%
             U.S. TREASURY SECURITIES -- 1.8%
 $ 10,800    4.50% 2015........................................  $ 10,888
                                                                 --------
             Total U.S. government securities
               (cost $10,819)..................................  $ 10,888
                                                                 --------
U.S. GOVERNMENT AGENCIES -- 74.6%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 26.6%
 $  1,998    4.50% 2018........................................  $  1,948
   50,891    5.00% 2015 -- 2035................................    50,178
   76,328    5.50% 2034........................................    75,712
    1,668    6.00% 2022 -- 2034................................     1,691
    2,751    6.50% 2014 -- 2017................................     2,827
    3,529    7.00% 2026 -- 2032................................     3,676
       50    7.50% 2024 -- 2025................................        54
      172    8.00% 2013 -- 2024................................       185
       89    8.50% 2009 -- 2024................................        95
       --    9.00% 2006........................................        --
        8    9.50% 2008........................................         9

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
 $    106    10.00% 2020.......................................  $    118
                                                                 --------
                                                                  136,493
                                                                 --------
             REMIC -- IO & IO-ETTE:
    2,131    5.50% 2015 W......................................        75
             REMIC -- PAC'S:
   29,082    5.00% 2028........................................    28,713
                                                                 --------
                                                                  165,281
                                                                 --------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 37.2%
             MORTGAGE BACKED SECURITIES:
   17,604    4.50% 2034 -- 2035................................    16,614
    7,940    4.812% 2035 K.....................................     7,894
   76,882    5.00% 2018 -- 2035 +..............................    75,353
   36,459    5.50% 2019 -- 2036 +..............................    36,208
   54,678    6.00% 2023 -- 2035 +..............................    55,264
   31,517    6.50% 2028 -- 2034................................    32,414
    6,357    7.00% 2011 -- 2032................................     6,605
      436    8.00% 2029 -- 2031................................       466
       76    9.00% 2021........................................        83
       44    11.00% 2009.......................................        46
                                                                 --------
                                                                  230,947
                                                                 --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.8%
             MORTGAGE BACKED SECURITIES:
       81    2.50% 2015........................................         9
   52,223    6.00% 2033 -- 2035................................    53,389
    7,679    6.50% 2028 -- 2032................................     8,028
    3,668    7.00% 2032........................................     3,851
    1,129    7.50% 2022 -- 2030................................     1,189
      221    8.50% 2017 -- 2030................................       239
      204    9.50% 2009........................................       217
                                                                 --------
                                                                   66,922
                                                                 --------
             Total U.S. government agencies
               (cost $466,126).................................  $463,150
                                                                 --------
             Total long-term investments
               (cost $662,784).................................  $659,280
                                                                 --------
SHORT-TERM INVESTMENTS -- 0.6%
             REPURCHASE AGREEMENTS -- 0.5%
    1,077    BNP Paribas Repurchase Agreement,
               3.30%, 01/03/2006...............................  $  1,077
    1,077    RBS Greenwich Repurchase Agreement,
               3.40%, 01/03/2006...............................     1,077
    1,063    UBS Warburg Securities, Inc. Repurchase Agreement,
               3.45%, 01/03/2006...............................     1,063
                                                                 --------
                                                                    3,217
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             U.S. TREASURY BILLS -- 0.1%
 $    500    U.S. Treasury, 3.69%, 01/12/2006 Z................  $    500
                                                                 --------
             Total short-term investments
               (cost $3,717)...................................  $  3,717
                                                                 --------
             Total investments in securities
               (cost $666,501) O...............................  $662,997
                                                                 ========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.03% of total net assets at December 31, 2005.

    O At December 31, 2005, the cost of securities for federal income tax purposes was $666,831 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

         Unrealized appreciation.......................  $ 2,492
         Unrealized depreciation.......................   (6,326)
                                                         -------
         Net unrealized depreciation...................  $(3,834)
                                                         =======

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $38,728, which represents 6.24% of total net assets.

    K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

    Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

     W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

    + The cost of securities purchased on a when-issued basis at December 31, 2005 was $48,995.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 6.0%
     125    Carpenter Technology Corp. .......................  $    8,809
     605    Century Aluminum Co. B............................      15,865
      36    Cleveland-Cliffs, Inc. H..........................       3,197
      64    Eagle Materials, Inc. H...........................       7,868
     107    Mueller Industries, Inc. .........................       2,942
      59    NS Group, Inc. B..................................       2,458
     110    Sun Hydraulics Corp. H............................       2,128
     131    Timken Co. .......................................       4,185
     378    Titan International, Inc. H.......................       6,524
     223    UAP Holding Corp. ................................       4,562
                                                                ----------
                                                                    58,538
                                                                ----------
            CAPITAL GOODS -- 4.1%
      95    Albany International Corp. Class A................       3,439
      71    Briggs & Stratton Corp. ..........................       2,742
      44    Cascade Corp. ....................................       2,073
     192    Graco, Inc. ......................................       7,017
     101    Lennox International, Inc. .......................       2,854
     102    Lone Star Technologies, Inc. B....................       5,290
      78    Nordson Corp. ....................................       3,160
      87    Photronics, Inc. B................................       1,312
     281    Stewart and Stevenson Services, Inc. .............       5,938
      36    Tennant Co. ......................................       1,872
      93    Toro Co. .........................................       4,071
                                                                ----------
                                                                    39,768
                                                                ----------
            CONSUMER CYCLICAL -- 10.7%
     454    Arris Group, Inc. B...............................       4,303
      65    Beacon Roofing Supply, Inc. ......................       1,859
     137    CKE Restaurants, Inc. H...........................       1,851
     152    Click Commerce, Inc. BH...........................       3,195
     153    DSW, Inc. BH......................................       4,020
     315    Genesco, Inc. B...................................      12,199
      88    IKON Office Solutions, Inc. ......................         915
      54    Jack in the Box, Inc. B...........................       1,890
     129    Kenneth Cole Productions, Inc. Class A............       3,297
     123    K-Swiss, Inc. Class A.............................       3,993
      68    Mcgrath Rentcorp..................................       1,899
      98    Meritage Homes Corp. B............................       6,154
     165    Noble International Ltd. H........................       3,432
      89    Panera Bread Co. Class A BH.......................       5,813
     304    Skechers U.S.A., Inc. Class A B...................       4,657
     399    Standard-Pacific Corp. H..........................      14,676
      82    Stanley Furniture Co., Inc. ......................       1,898
     344    Stride Rite Corp. ................................       4,663
     435    Talbots, Inc. ....................................      12,088
     160    Timberland Co. Class A BH.........................       5,205
     120    WCI Communities, Inc. BH..........................       3,225
     113    WebMD Health Corp. BH.............................       3,283
                                                                ----------
                                                                   104,515
                                                                ----------
            ENERGY -- 5.9%
     142    Cabot Oil & Gas Corp. ............................       6,402
      52    Cheniere Energy, Inc. BH..........................       1,950
      69    Chesapeake Energy Corp. H.........................       2,180
     200    Energy Partners Ltd. B............................       4,349

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            ENERGY -- (CONTINUED)
     329    Frontier Oil Corp. ...............................  $   12,336
     163    Giant Industries, Inc.............................       8,454
     603    Grey Wolf, Inc. B.................................       4,661
      57    Houston Exploration Co. B.........................       2,988
     471    Meridian Resource Corp. B.........................       1,976
     499    PetroQuest Energy, Inc. B.........................       4,129
      99    St. Mary Land & Exploration Co. ..................       3,641
      94    Swift Energy Co. B................................       4,232
                                                                ----------
                                                                    57,298
                                                                ----------
            FINANCE -- 10.5%
      69    Aaron Rents, Inc. ................................       1,452
     176    Advanta Corp. Class B.............................       5,693
     110    Affiliated Managers Group, Inc. BH................       8,811
     325    American Capital Strategies Ltd. H................      11,775
      62    American Home Mortgage Investment Corp. H.........       2,013
     304    Apsen Insurance Holdings Ltd. ....................       7,186
     145    Arch Capital Group Ltd. B.........................       7,950
      59    City Holding Co. .................................       2,114
      72    CompuCredit Corp. BH..............................       2,771
      96    First Community Bancorp...........................       5,236
      49    Gold Banc Corporation, Inc. ......................         884
     421    IndyMac Bancorp, Inc. H...........................      16,412
      89    Irwin Financial Corp. ............................       1,906
      65    James River Group, Inc. B.........................       1,290
     146    Longview Fibre Co. ...............................       3,040
     354    Rent-Way, Inc. B..................................       2,260
     761    Scottish Re Group Ltd. H..........................      18,678
      97    Strategic Hotel Capital, Inc. ....................       1,988
      39    Taylor Capital Group, Inc. .......................       1,555
                                                                ----------
                                                                   103,014
                                                                ----------
            HEALTH CARE -- 20.9%
     855    Abgenix, Inc. BH..................................      18,398
     490    Alkermes, Inc. BH.................................       9,367
     100    Amedisys, Inc. BH.................................       4,211
      76    American Healthways, Inc. B.......................       3,453
     212    American Retirement Corp. B.......................       5,320
     400    Amylin Pharmaceuticals, Inc. BH...................      15,964
     659    Applera Corp. -- Celera Genomics Group BH.........       7,223
     121    Cantel Medical Corp. B............................       2,167
     350    Ciphergen Biosystems, Inc. BH.....................         413
     229    CNS, Inc. ........................................       5,006
     467    CV Therapeutics, Inc. BH..........................      11,559
     115    Diagnostic Products Corp. ........................       5,569
     175    Dov Pharmaceutical................................       2,575
     813    Encysive Pharmaceuticals, Inc. B..................       6,412
     989    Exelixis, Inc. B..................................       9,317
     200    Haemonetics Corp. B...............................       9,772
     267    Human Genome Sciences, Inc. BH....................       2,284
     301    Incyte Corp. B....................................       1,608
     116    Kos Pharmaceuticals, Inc. B.......................       6,001
     175    Kosan Biosciences, Inc. B.........................         777
      41    Longs Drug Stores Corp. ..........................       1,499
      93    Mentor Corp. H....................................       4,272

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     781    NPS Pharmaceuticals, Inc. BH......................  $    9,246
     446    Nu Skin Enterprises, Inc. Class A.................       7,834
     194    Onyx Pharmaceuticals, Inc. BH.....................       5,579
     148    OSI Pharmaceuticals, Inc. BH......................       4,136
     340    Panacos Pharmaceuticals, Inc. B...................       2,353
      88    Pharmion Corp. BH.................................       1,564
     740    Regeneron Pharmaceuticals, Inc. B.................      11,797
     212    Salix Pharmaceuticals Ltd. BH.....................       3,730
     109    Sierra Health Services, Inc. BH...................       8,724
     402    STERIS Corp. .....................................      10,061
     169    SurModics, Inc. BH................................       6,237
                                                                ----------
                                                                   204,428
                                                                ----------
            SERVICES -- 13.0%
     118    Adesa, Inc. ......................................       2,879
     213    Advisory Board Co. B..............................      10,130
     100    Advo, Inc. .......................................       2,817
     189    Ameristar Casinos, Inc. H.........................       4,293
     601    BISYS Group, Inc. B...............................       8,413
     169    Bluegreen Corp. B.................................       2,672
     233    Central European Media Enterprises Ltd. B.........      13,468
     109    Cerner Corp. BH...................................       9,882
      67    CPI Corp. ........................................       1,259
     585    Cumulus Media, Inc. Class A B.....................       7,254
   1,177    Digital Generation Systems, Inc. B................         636
     355    Digital River, Inc. BH............................      10,561
      93    eFunds Corp. B....................................       2,189
     221    Epicor Software Corp. B...........................       3,123
     128    Gevity HR, Inc. H.................................       3,279
      30    Global Imaging Systems, Inc. B....................       1,029
      96    Heidrick & Struggles International, Inc. B........       3,074
     243    Imergent, Inc. BH.................................       1,601
     103    ITT Educational Services, Inc. B..................       6,077
      43    John H. Harland Co. ..............................       1,628
     353    Journal Register Co. .............................       5,273
     313    Lin TV Corp. Class A B............................       3,482
      83    MAXIMUS, Inc. ....................................       3,049
      96    Movie Gallery, Inc. H.............................         540
     101    MTS Systems Corp. ................................       3,492
     155    Playboy Enterprises Class B B.....................       2,157
     926    Premiere Global Services, Inc. B..................       7,532
     163    Regent Communications, Inc. B.....................         758
     124    WorldSpace, Inc. BH...............................       1,804
     108    Wright Express Corp. B............................       2,367
                                                                ----------
                                                                   126,718
                                                                ----------
            TECHNOLOGY -- 23.3%
     416    Acxiom Corp. .....................................       9,575
     173    Blackbaud, Inc. ..................................       2,957
     187    Cabot Microelectronics Corp. B....................       5,470
   1,459    Charter Communications, Inc. Class A BH...........       1,780
      81    Comtech Telecommunications Corp. B................       2,475
     321    Corillian Corp. B.................................         873

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
     676    CSG Systems International, Inc. BH................  $   15,088
     299    Diodes, Inc. B....................................       9,278
     213    Emulex Corp. B....................................       4,215
     324    Fairchild Semiconductor International, Inc. BH....       5,472
     428    FuelCell Energy, Inc. BH..........................       3,627
     227    General Communication, Inc. Class A B.............       2,346
     239    Hutchinson Technology, Inc. BH....................       6,788
     473    Hyperion Solutions Corp. B........................      16,941
     119    Infospace, Inc. B.................................       3,070
     251    Innovative Solutions & Support, Inc. BH...........       3,213
     104    International Rectifier Corp. B...................       3,305
     763    Intervoice, Inc. B................................       6,071
     100    j2 Global Communications, Inc. BH.................       4,278
     158    Komag, Inc. BH....................................       5,490
      96    LoJack Corp. B....................................       2,312
     274    MEMC Electronic Materials, Inc. B.................       6,066
     559    Micrel, Inc. B....................................       6,479
      42    MicroStrategy, Inc. BH............................       3,492
      70    Multi-Fineline Electronix, Inc. B.................       3,377
     112    Novatel, Inc. B...................................       3,098
   1,650    ON Semiconductor Corp. BH.........................       9,125
     256    Perot Systems Corp. Class A B.....................       3,614
     170    Portalplayer, Inc. BH.............................       4,826
      82    QAD, Inc. ........................................         625
     348    Serena Software, Inc. BH..........................       8,166
     252    Sigmatel, Inc. B..................................       3,306
     136    Sybase, Inc. BH...................................       2,971
     346    Take-Two Interactive Software, Inc. BH............       6,119
     661    THQ, Inc. BH......................................      15,762
     143    Transaction Systems Architects, Inc. BH...........       4,128
     661    Trizetto Group, Inc. BH...........................      11,232
     446    UbiquiTel, Inc. B.................................       4,410
     592    United Online, Inc. H.............................       8,423
      91    Varian Semiconductor Equipment Associates, Inc.
              B...............................................       4,015
     142    WebEx Communications, Inc. B......................       3,079
                                                                ----------
                                                                   226,937
                                                                ----------
            TRANSPORTATION -- 4.8%
     326    Arkansas Best Corp. ..............................      14,253
     113    General Maritime Corp. H..........................       4,183
     303    Knight Transportation, Inc. ......................       6,275
     514    Werner Enterprises, Inc. .........................      10,130
     316    World Air Holdings, Inc. B........................       3,044
     206    Yellow Roadway Corp. B............................       9,203
                                                                ----------
                                                                    47,088
                                                                ----------
            UTILITIES -- 0.6%
     458    Sierra Pacific Resources B........................       5,978
                                                                ----------
            Total common stock
              (cost $871,558).................................     974,282
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 28.0%
            REPURCHASE AGREEMENTS -- 0.6%
 $ 2,745    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    2,745
      83    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................          83
     169    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         169
     846    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................         846
   1,974    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       1,974
                                                                ----------
                                                                     5,817
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 27.4%
 262,465    BNY Institutional Cash Reserve Fund...............     262,465
      66    Evergreen Institutional Money Market Fund.........          66

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- (CONTINUED)
     106    Evergreen Prime Cash Management Money Market
              Fund............................................  $      106
PRINCIPAL
 AMOUNT
---------
 $ 4,467    Lehman Brothers Repurchase Agreement,
              4.15%, 01/03/2006...............................  $    4,467
                                                                ----------
                                                                   267,104
                                                                ----------
            Total short-term investments
              (cost $272,921).................................  $  272,921
                                                                ----------
            Total investments in securities
              (cost $1,144,479) O.............................  $1,247,203
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.43% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,147,320 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $148,153
      Unrealized depreciation........................   (48,270)
                                                       --------
      Net unrealized appreciation....................  $ 99,883
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 84.7%
            BASIC MATERIALS -- 16.5%
     35     A. Schulman, Inc. ................................  $    753
     13     Arch Coal, Inc. ..................................     1,034
     85     Cooper Tire & Rubber Co. .........................     1,302
     70     Ferro Corp. ......................................     1,313
     78     Glatfelter........................................     1,107
     85     Global Power Equipment Group, Inc. B..............       384
      7     Harsco Corp. .....................................       473
     50     Kaydon Corp. .....................................     1,607
     50     Lubrizol Corp. ...................................     2,172
     33     MacDermid, Inc. ..................................       921
     40     Rayonier, Inc. ...................................     1,594
     23     Schweitzer-Mauduit International, Inc. ...........       570
     16     Serologicals Corp. B..............................       310
     32     Spartech Corp.....................................       702
     17     Trex Co., Inc. B..................................       482
     73     UAP Holding Corp. ................................     1,495
     68     Wausau Paper Corp. ...............................       806
                                                                --------
                                                                  17,025
                                                                --------
            CAPITAL GOODS -- 2.4%
     40     Albany International Corp. Class A................     1,446
     14     Lincoln Electric Holdings, Inc. ..................       555
     22     Orbotech Ltd. B...................................       527
                                                                --------
                                                                   2,528
                                                                --------
            CONSUMER CYCLICAL -- 12.4%
     32     Aeropostale, Inc. B...............................       842
     88     Big Lots, Inc. B..................................     1,057
     18     Bob Evans Farms, Inc. ............................       415
     16     Borders Group, Inc. B.............................       336
     47     Casey's General Stores, Inc. .....................     1,166
     55     Federal Signal Corp. .............................       826
     45     Fred's, Inc. .....................................       732
     30     Kellwood Co. .....................................       716
     12     Kenneth Cole Productions, Inc. Class A............       298
     30     Ruddick Corp......................................       638
     45     Superior Industries International.................     1,002
     48     Supervalu, Inc. ..................................     1,559
     12     Talbots, Inc. ....................................       331
     22     Tech Data Corp. B.................................       873
     92     Wolverine World Wide, Inc. .......................     2,055
                                                                --------
                                                                  12,846
                                                                --------
            CONSUMER STAPLES -- 0.5%
     23     Corn Products International, Inc. ................       538
                                                                --------
            ENERGY -- 6.6%
     30     Forest Oil Corp. B................................     1,367
     18     Houston Exploration Co. B.........................       924
     18     Newfield Exploration Co. B........................       901
     50     Petrohawk Energy Corp. B..........................       661
      8     Plains Exploration & Production Co. B.............       318
     --     Remington Oil & Gas Corp. B.......................        11

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ENERGY -- (CONTINUED)
     45     St. Mary Land & Exploration Co. ..................  $  1,656
     21     Stone Energy Corp. B..............................       956
                                                                --------
                                                                   6,794
                                                                --------
            FINANCE -- 23.2%
      7     Alexandria Real Estate Equities, Inc. ............       564
     40     Brandywine Realty Trust...........................     1,116
     90     Brookline Bancorp, Inc. ..........................     1,275
     60     Dime Community Bancshares.........................       877
     15     EastGroup Properties, Inc. .......................       677
     26     Equity Lifestyle Properties, Inc. ................     1,157
     20     First Charter Corp. ..............................       473
     60     First Financial Bancorp...........................     1,051
     81     First Niagara Financial Group, Inc. ..............     1,172
     77     FNB Corp. ........................................     1,337
     35     Harleysville Group, Inc. .........................       920
     45     Home Properties of New York, Inc. ................     1,836
     15     Hudson United Bancorp.............................       625
     30     IPC Holdings Ltd. ................................       832
     30     Molina Healthcare, Inc. B.........................       799
     22     Old National Bankcorp.............................       476
     75     Old Republic International Corp. .................     1,970
     15     Parkway Properties, Inc. .........................       602
     15     Potlatch Corp. ...................................       765
     80     Provident Financial Services, Inc. ...............     1,481
     40     Susquehanna Bancshares, Inc. .....................       947
      8     TNS, Inc. (a) B...................................       159
     62     Waddell and Reed Financial, Inc. Class A..........     1,292
     71     Washington Federal, Inc. .........................     1,639
                                                                --------
                                                                  24,042
                                                                --------
            HEALTH CARE -- 7.5%
     32     Invacare Corp. ...................................     1,008
     25     LifePoint Hospitals, Inc. B.......................       938
     48     Manor Care, Inc. .................................     1,909
    112     Perrigo Co. ......................................     1,670
     48     STERIS Corp. .....................................     1,201
     22     Symmetry Medical, Inc. B..........................       427
     28     Wright Medical Group, Inc. B......................       571
                                                                --------
                                                                   7,724
                                                                --------
            SERVICES -- 5.8%
     26     Covansys Corp. B..................................       354
     70     Cox Radio, Inc. Class A B.........................       986
     30     Dendrite International, Inc. B....................       432
     30     Entercom Communications Corp. B...................       890
     28     Foundry Networks, Inc. B..........................       387
     35     Inter-Tel, Inc. ..................................       685
     19     Manhattan Associates, Inc. B......................       395
     11     MAXIMUS, Inc. ....................................       407
     95     Reader's Digest Association, Inc. ................     1,446
                                                                --------
                                                                   5,982
                                                                --------
            TECHNOLOGY -- 4.7 %
     15     A.O. Smith Corp. .................................       527
     16     Avocent Corp. B...................................       433
     22     IDT Corp. Class B B...............................       260

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 1/8v70     NetIQ Corp. B.....................................  $    860
     65     Pixelworks, Inc. B................................       330
     59     SonicWALL, Inc. B.................................       467
    144     Stratex Networks, Inc. B..........................       516
     30     Technitrol, Inc. .................................       513
     55     TTM Technologies, Inc. B..........................       517
     95     Wireless Facilities, Inc. B.......................       485
                                                                --------
                                                                   4,908
                                                                --------
            TRANSPORTATION -- 5.1%
     20     J.B. Hunt Transport Services, Inc. ...............       453
     60     Kansas City Southern B............................     1,458
     88     Laidlaw International, Inc. ......................     2,044
     47     Monaco Coach Corp. ...............................       625
     35     Werner Enterprises, Inc. .........................       690
                                                                --------
                                                                   5,270
                                                                --------
            Total common stock
              (cost $75,082)..................................  $ 87,657
                                                                --------
PRINCIPAL
AMOUNT
 ------
   1/8V
 SHORT-TERM INVESTMENTS -- 14.2%
            FINANCE -- 14.2%
 $7,200     Federal Home Loan Bank Discount Note, 3.40%,
              1-3-2006........................................  $  7,198
  7,500     Federal Home Loan Mortgage Corp. Discount Note,
              4.05%, 1-3-2006 Z...............................     7,497
                                                                --------
            Total short-term investments
              (cost $14,695)..................................  $ 14,695
                                                                --------
            Total investments in securities
              (cost $89,777) O................................  $102,352
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.51% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $89,552 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $16,525
      Unrealized depreciation.........................   (3,725)
                                                        -------
      Net unrealized appreciation.....................  $12,800
                                                        =======

  B  Currently non-income producing.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
   1,084    Alcoa, Inc. ......................................  $   32,051
   1,470    Dow Chemical Co. .................................      64,429
     901    DuPont (E.I.) de Nemours & Co.H...................      38,292
     977    Rio Tinto plc I...................................      44,671
                                                                ----------
                                                                   179,443
                                                                ----------
            CAPITAL GOODS -- 4.7%
     434    3M Co. H..........................................      33,612
     527    Boeing Co. .......................................      37,002
   1,345    Caterpillar, Inc. H...............................      77,701
     750    Goodrich Corp. ...................................      30,825
     297    Illinois Tool Works, Inc. ........................      26,098
     671    Ingersoll-Rand Co. Class A........................      27,072
     996    Tyco International Ltd. H.........................      28,736
                                                                ----------
                                                                   261,046
                                                                ----------
            CONSUMER CYCLICAL -- 7.5%
   1,469    Best Buy Co., Inc. ...............................      63,863
   2,948    Dollar General Corp. .............................      56,218
   1,438    Federated Department Stores, Inc. ................      95,349
   4,843    Gap, Inc. ........................................      85,438
   1,490    Pulte Homes, Inc. ................................      58,639
   1,154    Toyota Motor Corp. I..............................      60,264
                                                                ----------
                                                                   419,771
                                                                ----------
            CONSUMER STAPLES -- 4.9%
     387    Altria Group, Inc. ...............................      28,917
   1,614    Archer Daniels Midland Co. .......................      39,809
   1,621    PepsiCo, Inc. ....................................      95,786
   1,870    Procter & Gamble Co. H............................     108,224
                                                                ----------
                                                                   272,736
                                                                ----------
            ENERGY -- 6.6%
   1,180    ConocoPhillips....................................      68,658
   2,102    Exxon Mobil Corp. H...............................     118,075
     463    Halliburton Co. H.................................      28,663
     342    Occidental Petroleum Corp. H......................      27,319
   2,690    Williams Cos., Inc. ..............................      62,337
   1,366    XTO Energy, Inc. H................................      60,026
                                                                ----------
                                                                   365,078
                                                                ----------
            FINANCE -- 23.2%
   2,326    American International Group, Inc. ...............     158,703
   2,180    Bank of America Corp. ............................     100,588
   2,884    Citigroup, Inc. H.................................     139,950
   1,965    E*Trade Financial Corp. B.........................      40,992
     851    Federal Home Loan Mortgage Corp. .................      55,619
   1,028    Federal National Mortgage Association.............      50,186
     406    General Growth Properties, Inc. ..................      19,063
     395    Goldman Sachs Group, Inc. ........................      50,382
   3,692    MBNA Corp. .......................................     100,275
     343    Medco Health Solutions, Inc. B....................      19,123
       4    Mitsubishi UFJ Financial Group, Inc. I............      48,302
     708    Muenchener Rueckversicherungs-Gesellschaft AG I...      95,943

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,019    St. Paul Travelers Cos., Inc. H...................  $   90,191
     999    State Street Corp. H..............................      55,385
   1,151    UBS AG............................................     109,508
  10,033    UniCredito Italiano S.p.A. I......................      69,162
     690    Washington Mutual, Inc. ..........................      30,024
     708    Wellpoint, Inc. B.................................      56,451
                                                                ----------
                                                                 1,289,847
                                                                ----------
            HEALTH CARE -- 13.0%
   2,276    Abbott Laboratories...............................      89,727
     854    Amgen, Inc. B.....................................      67,354
     530    AstraZeneca plc ADR...............................      25,772
   1,285    Cardinal Health, Inc. H...........................      88,323
   2,494    Lilly (Eli) & Co. ................................     141,147
   1,823    Medtronic, Inc. ..................................     104,962
   1,186    Quest Diagnostics, Inc. H.........................      61,045
   1,710    Sanofi-Aventis S.A. ADR H.........................      75,060
   3,338    Schering-Plough Corp. ............................      69,587
                                                                ----------
                                                                   722,977
                                                                ----------
            SERVICES -- 5.7%
   1,887    Accenture Ltd. Class A............................      54,469
     844    CBS Corp. Class B.................................      21,509
   2,381    Comcast Corp. Class A BH..........................      61,811
   1,942    News Corp. Class A................................      30,204
   1,296    Time Warner, Inc. ................................      22,597
     882    Viacom, Inc. Class B B............................      36,286
   1,443    Walt Disney Co. ..................................      34,596
   2,074    XM Satellite Radio Holdings, Inc.
              Class A BH......................................      56,565
                                                                ----------
                                                                   318,037
                                                                ----------
            TECHNOLOGY -- 26.3%
   1,087    American Tower Corp. Class A B....................      29,466
   3,685    Applied Materials, Inc. ..........................      66,111
   3,460    AT&T, Inc. H......................................      84,728
   6,008    Cisco Systems, Inc. B.............................     102,860
      --    Computer Associates International, Inc. ..........           1
   1,542    Corning, Inc. B...................................      30,322
     954    Dell, Inc. B......................................      28,598
     533    Electronic Arts, Inc. BH..........................      27,892
   1,723    EMC Corp./Massachusetts B.........................      23,467
   1,380    First Data Corp. H................................      59,362
   5,467    Flextronics International Ltd. BH.................      57,072
   6,634    General Electric Co. .............................     232,504
     472    International Business Machines Corp. ............      38,782
   1,649    Lexmark International, Inc. ADR B.................      73,929
     297    Mercury Interactive Corp. B.......................       8,248
   6,678    Microsoft Corp. ..................................     174,627
   3,262    Nokia Oyj ADR.....................................      59,700
     107    Samsung Electronics Co., Ltd. I...................      68,741
   1,215    Sony Corp. I......................................      49,603
      47    Sony Corp. ADR....................................       1,926
   5,819    Sprint Nextel Corp. ..............................     135,939

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   4,424    Taiwan Semiconductor Manufacturing Co., Ltd. ADR
              H...............................................  $   43,844
   1,502    Yahoo!, Inc. B....................................      58,841
                                                                ----------
                                                                 1,456,563
                                                                ----------
            TRANSPORTATION -- 2.1%
   1,659    Carnival Corp. H..................................      88,691
   1,805    Southwest Airlines Co.H...........................      29,651
                                                                ----------
                                                                   118,342
                                                                ----------
            UTILITIES -- 2.3%
     360    Dominion Resources, Inc. .........................      27,815
     420    E.On AG I.........................................      43,376
   1,023    Exelon Corp.H.....................................      54,362
                                                                ----------
                                                                   125,553
                                                                ----------
            Total common stock
              (cost $5,117,350)...............................  $5,529,393
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.9%
            REPURCHASE AGREEMENTS -- 0.3%
$  7,779    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    7,779
     234    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         234
     480    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         480
   2,398    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,398


PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
$  5,594    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................  $    5,594
                                                                ----------
                                                                    16,485
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.6%
 311,039    BNY Institutional Cash Reserve Fund...............     311,039
                                                                ----------
            Total short-term investments
              (cost $327,524).................................  $  327,524
                                                                ----------
            Total investments in securities
              (cost $5,444,874) O.............................  $5,856,917
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 14.32% of total net assets at December 31, 2005.

  O   At December 31, 2005, the cost of securities for federal income tax purposes was $5,485,344 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation........................  $437,527
     Unrealized depreciation........................   (65,954)
                                                      --------
     Net unrealized appreciation....................  $371,573
                                                      ========

  --  Currently non-income producing.

  I   The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December
      31, 2005, was $480,062, which represents 8.64% of total net assets.

 H    Security is partially on loan at December 31, 2005.

  U   See Note 2b of accompanying Notes to Financial Statements
     regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $6,804          $6,846          01/04/06              $(42)
                                                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005
(000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
----------                                                       ----------
COMMON STOCK -- 0.0%
             TECHNOLOGY -- 0.0%
        --   Ntelos, Inc. Warrants BV..........................  $       --
                                                                 ----------
             Total common stock
               (cost $1).......................................  $       --
                                                                 ----------
PREFERRED STOCKS -- 0.5%
             FINANCE -- 0.5%
       367   Goldman Sachs Group, Inc. B.......................  $    9,395
       384   HSBC USA, Inc.....................................       9,811
                                                                 ----------
             Total preferred stocks
               (cost $18,775)..................................  $   19,206
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.6%
             GENERAL OBLIGATIONS -- 0.6%
$    7,325   Oregon School Boards Association,
               4.76%, Taxable Pension, 06/30/2028..............  $    6,935
    15,200   State of Illinois,
               5.10%, Taxable Pension, 06/01/2033..............      15,013
                                                                 ----------
                                                                     21,948
                                                                 ----------
             HOUSING (HFA'S, ETC.) -- 0.0%
       275   Industry Urban Development Agency/CA, 6.10%, DA
               05/01/2024......................................         286
                                                                 ----------
             MISCELLANEOUS -- 0.1%
     4,709   Mashantucket Western Pequot Revenue Bond,
               5.91%, 09/01/2021 M.............................       4,705
                                                                 ----------
             Total municipal bonds
               (cost $27,515)..................................  $   26,939
                                                                 ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- 13.2%
             FINANCE -- 12.5%
$    8,000   ACT Depositor Corp.,
               5.52%, 09/22/2041 KMH...........................  $    7,794
    10,900   ACT Depositor Corp.,
               5.52%, 09/22/2041 KMH...........................      10,357
   279,839   Banc of America Commercial Mortgage, Inc.,
               4.08%, 12/10/2042 W.............................       6,539
     2,695   Banc of America Commercial Mortgage, Inc.,
               4.43%, 11/10/2039...............................       2,592
    32,877   Banc of America Commercial Mortgage, Inc.,
               4.52%, 09/11/2036 MW............................       4,505
     4,200   Bank One Issuance Trust,
               4.77%, 02/16/2016...............................       4,071
     2,322   Bear Stearns Commercial Mortgage Securities, Inc.,
               2.96%, 08/13/2039...............................       2,234

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$   80,982   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.07%, 07/11/2042 W.............................  $    3,107
    63,681   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.12%, 11/11/2041 W.............................       2,051
   146,441   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.50%, 02/11/2041 MW............................       3,437
     2,017   California Infrastructure & Economic Development,
               6.38%, 09/25/2008...............................       2,033
     4,000   California Infrastructure PG&E,
               6.48%, 12/26/2009...............................       4,099
     5,040   Capital One Multi-Asset Execution Trust,
               3.50%, 02/17/2009...............................       5,020
    17,100   Capital One Prime Auto Receivables Trust,
               4.24%, 11/15/2007...............................      17,051
    18,575   Capital One Prime Multi-Asset Execution Trust,
               4.40%, 08/15/2011...............................      18,391
     8,240   Chase Credit Card Master Trust,
               5.50%, 11/17/2008...............................       8,272
    12,560   Citibank Credit Card Issuance Trust,
               5.00%, 06/10/2015...............................      12,321
     8,050   Citigroup Commercial Mortgage Trust,
               5.25%, 04/15/2040...............................       8,094
     3,350   Connecticut RRB Special Purpose Trust CL&P,
               6.21%, 12/30/2011...............................       3,514
     3,060   Conseco Finance Securitizations Corp.,
               5.79%, 05/01/2033...............................       3,062
     1,753   Countrywide Asset-Backed Certificates,
               5.46%, 05/25/2035...............................       1,731
     3,238   Credit Suisse First Boston Mortgage Securities
               Corp.,
               2.08%, 05/15/2038...............................       3,110
   252,046   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.39%, 07/01/2037 MW............................       7,845
     1,835   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.51%, 07/15/2037...............................       1,793
    15,300   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 04/15/2037...............................      14,941
     1,834   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 07/15/2037...............................       1,770
    15,000   GE Capital Commercial Mortgage Corp.,
               4.12%, 03/10/2040...............................      14,492
    15,300   GE Capital Commercial Mortgage Corp.,
               4.71%, 05/10/2043...............................      15,082
    72,946   GMAC Commercial Mortgage Securities, Inc.,
               4.10%, 12/10/2041 W.............................       1,991

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$  183,000   Goldman Sachs Mortgage Securities Corp. II,
               4.38%, 08/10/2038 MW............................  $    2,387
     9,655   Goldman Sachs Mortgage Securities Corp. II,
               4.60%, 08/10/2038...............................       9,531
    18,290   Goldman Sachs Mortgage Securities Corp. II,
               4.841%, 07/10/2039..............................      17,609
     1,110   Green Tree Financial Corp.,
               6.27%, 06/01/2030...............................       1,115
     2,062   Green Tree Financial Corp.,
               7.24%, 06/15/2028...............................       2,159
    19,075   Greenwich Capital Commercial Mortgage Trust,
               5.12%, 04/10/2037 K.............................      19,121
     3,960   Herd Trust,
               7.00%, 09/27/2034 M.............................       3,960
     2,570   Honda Auto Receivables Owner Trust,
               2.14%, 04/23/2007...............................       2,560
    66,249   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               3.68%, 01/15/2038 MW............................       2,406
   328,480   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.07%, 01/15/2042 W.............................       6,149
   711,443   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.82%, 08/12/2037 W.............................       3,560
    10,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.87%, 03/15/2046...............................       9,865
    11,736   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.91%, 07/15/2042...............................      11,339
     6,546   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.94%, 07/15/2042...............................       6,325
     7,675   LB-UBS Commercial Mortgage Trust,
               2.72%, 03/15/2007...............................       7,430
     9,261   LB-UBS Commercial Mortgage Trust,
               3.34%, 09/15/2027...............................       8,988
    17,000   LB-UBS Commercial Mortgage Trust,
               4.80%, 12/15/2029...............................      16,600
     7,472   Lehman Brothers Small Balance Commercial,
               5.22%, 09/25/2030...............................       7,498
     2,257   Long Beach Asset Holdings Corp.,
               4.12%, 02/25/2035 M.............................       2,249
    13,950   MBNA Credit Card Master Note Trust,
               4.50%, 01/15/2013...............................      13,898
    70,101   Merrill Lynch Mortgage Trust,
               3.96%, 09/12/2041 MW............................       2,631

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    1,834   Merrill Lynch Mortgage Trust,
               4.56%, 05/01/2043...............................  $    1,795
   258,913   Merrill Lynch Mortgage Trust,
               4.57%, 05/01/2043 W.............................       7,934
     1,834   Merrill Lynch Mortgage Trust,
               4.75%, 05/01/2043...............................       1,778
     4,010   Morgan Stanley Auto Loan Trust,
               5.00%, 03/15/2012 M.............................       3,973
    16,190   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................      16,248
     6,835   Morgan Stanley Capital I,
               7.66%, 04/30/2039 M.............................       7,001
    73,119   Morgan Stanley Dean Witter Capital I,
               0.457%, 08/25/2032 VW...........................          --
    12,359   Morgan Stanley Dean Witter Capital I,
               8.05%, 08/25/2032 VW............................         217
     2,759   Park Place Securities, Inc.,
               4.76%, 09/25/2034 K.............................       2,763
     1,597   Peco Energy Transition Trust,
               6.05%, 03/01/2009...............................       1,610
     8,350   Peco Energy Transition Trust,
               6.13%, 03/01/2009...............................       8,557
     3,775   Popular ABS Mortgage Pass-Through Trust,
               4.75%, 12/25/2034...............................       3,631
     3,180   Popular ABS Mortgage Pass-Through Trust,
               5.42%, 04/25/2035...............................       3,128
     6,625   Providian Gateway Master Trust,
               3.35%, 09/15/2011 M.............................       6,457
     8,150   Providian Gateway Master Trust,
               3.80%, 11/15/2011 M.............................       7,987
     4,670   Renaissance Home Equity Loan Trust,
               5.36%, 05/25/2035...............................       4,578
     3,250   Residential Asset Mortgage Products, Inc.,
               4.98%, 08/25/2034...............................       3,221
       977   Soundview Home Equity Loan Trust, Inc.,
               8.64%, 05/25/2030...............................         991
     1,237   USAA Auto Owner Trust,
               2.79%, 06/15/2007...............................       1,234
    63,433   Wachovia Bank Commercial Mortgage Trust,
               3.65%, 02/15/2041 MW............................       2,212
   257,725   Wachovia Bank Commercial Mortgage Trust,
               4.48%, 05/15/2044 MW............................       7,858
     1,835   Wachovia Bank Commercial Mortgage Trust,
               4.515%, 05/15/2044..............................       1,790
     1,828   Wachovia Bank Commercial Mortgage Trust,
               4.698%, 05/15/2044..............................       1,762

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    8,050   Wachovia Bank Commercial Mortgage Trust,
               4.72%, 01/15/2041...............................  $    7,907
    21,460   Wachovia Bank Commercial Mortgage Trust,
               5.274%, 10/02/2044..............................      21,637
                                                                 ----------
                                                                    474,948
                                                                 ----------
             TRANSPORTATION -- 0.2%
     4,982   Continental Airlines, Inc.,
               8.05%, 05/01/2022...............................       5,092
                                                                 ----------
             UTILITIES -- 0.6%
     4,740   Pacific Gas & Electric Energy Recovery Funding
               LLC,
               3.87%, 06/25/2011...............................       4,653
    18,470   PG&E Energy Recovery Funding LLC,
               5.03%, 03/25/2014...............................      18,585
                                                                 ----------
                                                                     23,238
                                                                 ----------
             Total asset & commercial mortgage backed
               securities
               (cost $511,876).................................  $  503,278
                                                                 ----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.3%
             BASIC MATERIALS -- 1.3%
$   12,140   Falconbridge Ltd.,
               7.25%, 07/15/2012...............................  $   13,191
     7,800   ICI Wilmington, Inc.,
               4.375%, 12/01/2008..............................       7,601
     6,750   Lubrizol Corp.,
               5.50%, 10/01/2014 H.............................       6,768
     7,995   Teck Cominco Ltd.,
               5.375%, 10/01/2015 H............................       7,892
     7,425   Vale Overseas Ltd.,
               8.25%, 01/17/2034...............................       8,548
     4,975   Westvaco Corp.,
               7.95%, 02/15/2031...............................       5,725
                                                                 ----------
                                                                     49,725
                                                                 ----------
             CAPITAL GOODS -- 0.2%
     6,000   Rockwell Automation, Inc.,
               6.70%, 01/15/2028...............................       6,964
             CONSUMER CYCLICAL -- 0.6%
    10,625   DaimlerChrysler N.A. Holding Corp.,
               4.875%, 06/15/2010..............................      10,374
     4,150   Foster's Finance Corp.,
               4.875%, 10/01/2014 M............................       3,991
     6,780   Masco Corp,
               5.88%, 07/15/2012...............................       6,877
                                                                 ----------
                                                                     21,242
                                                                 ----------
             CONSUMER STAPLES -- 0.1%
     4,780   Weyerhaeuser Co.,
               7.375%, 03/15/2032..............................       5,314

PRINCIPAL                                                          MARKET
 AMOUNT Y                                                         VALUE U
----------                                                       ----------
             ENERGY -- 2.0%
$    8,225   Consolidated Natural Gas Co.,
               5.375%, 11/01/2006..............................  $    8,248
     3,470   EnCana Corp.,
               6.30%, 11/01/2011...............................       3,705
     6,935   Enterprise Products Operating L.P.,
               4.625%, 10/15/2009..............................       6,764
     5,000   Lasmo (USA), Inc.,
               7.50%, 06/30/2006...............................       5,067
     8,770   Pioneer Natural Resources Co.,
               5.875%, 07/15/2016..............................       8,685
     3,561   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               3.44%, 09/15/2009 M.............................       3,437
    11,695   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               5.30%, 09/30/2020 M.............................      11,599
     6,600   Schlumberger Ltd.,
               2.125%, 06/01/2023 H............................       8,547
     5,635   Transocean, Inc.,
               1.50%, 05/15/2021...............................       5,994
     3,635   Valero Energy Corp.,
               7.50%, 04/15/2032...............................       4,418
     2,160   Valero Energy Corp.,
               8.75%, 06/15/2030...............................       2,899
     3,120   XTO Energy, Inc.,
               5.00%, 01/31/2015 H.............................       3,053
     3,435   XTO Energy, Inc.,
               5.30%, 06/30/2015...............................       3,435
                                                                 ----------
                                                                     75,851
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.0%
CAD    200   Canadian Government Bond,
               7.25%, 06/01/2007...............................         180
CAD    200   Canadian Government Bond,
               9.00%, 03/01/2011...............................         213
EUR    250   Deutsche Bundesrepublik,
               4.50%, 07/04/2009...............................         311
     9,660   Fondo LatinoAmericano De Reservas,
               3.00%, 08/01/2006 M.............................       9,559
AUD    300   Italy,
               5.875%, 08/14/2008..............................         222
GBP 71,161   UK Treasury,
               4.75%, 09/07/2015...............................     128,698
     4,600   United Mexican States,
               4.625%, 10/08/2008..............................       4,543
     3,200   United Mexican States,
               5.875%, 01/15/2014..............................       3,312
       200   United Mexican States,
               7.50%, 04/08/2033...............................         237
     5,285   United Mexican States,
               8.125%, 12/30/2019..............................       6,487
        70   United Mexican States,
               9.875%, 01/15/2007..............................          74
     5,865   UnitedHealth Group, Inc.,
               4.125%, 08/15/2009 H............................       5,719
                                                                 ----------
                                                                    153,836
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- 9.1%
$      120   AB Spintab,
               7.50%, 08/14/2006 M.............................  $      122
     6,930   Aegon N.V.,
               5.75%, 12/15/2020...............................       7,035
       700   Aetna, Inc.,
               7.375%, 03/01/2006..............................         703
     6,350   Aetna, Inc.,
               7.875%, 03/01/2011..............................       7,121
     7,239   American Express Credit Corp.,
               5.30%, 12/02/2015...............................       7,274
     8,330   American General Finance Corp.,
               3.875%, 10/01/2009..............................       7,978
        75   Americo Life, Inc.,
               7.875%, 05/01/2013 M............................          78
     9,865   Ameriprise Financial, Inc.,
               5.65%, 11/15/2015...............................      10,025
    18,030   Amvescap plc,
               4.50%, 12/15/2009...............................      17,692
     9,035   AvalonBay Communities, Inc.,
               8.25%, 07/15/2008...............................       9,715
    11,160   BAE Systems Holdings, Inc.,
               5.20%, 08/15/2015 M.............................      10,936
       200   Bank of New York Institutional Capital,
               7.78%, 12/01/2026 M.............................         212
       125   Bank United,
               8.00%, 03/15/2009...............................         137
       150   Bankboston Capital Trust IV,
               5.06%, 06/08/2028 K.............................         145
     3,734   Bear Stearns & Co., Inc.,
               5.30%, 10/30/2015 H.............................       3,726
     5,800   Camden Property Trust,
               4.375%, 01/15/2010 H............................       5,610
       250   Centura Capital Trust I,
               8.845%, 06/01/2027 V............................         272
     6,500   CIT Group, Inc.,
               4.00%, 05/08/2008 H.............................       6,359
     5,740   CIT Group, Inc.,
               4.125%, 11/03/2009 H............................       5,549
     6,300   Credit Suisse First Boston USA, Inc.,
               6.50%, 01/15/2012...............................       6,740
     3,800   Duke Realty Corp.,
               5.25%, 01/15/2010...............................       3,807
     3,500   ERAC USA Finance Co.,
               5.60%, 05/01/2015 M.............................       3,485
     8,170   ERP Operating L.P.,
               6.58%, 04/13/2015...............................       8,876
       105   First Empire Capital Trust I,
               8.23%, 02/01/2027...............................         112
    16,705   Goldman Sachs Group, Inc.,
               5.25%, 04/01/2013...............................      16,729
     5,400   Humana, Inc.,
               7.25%, 08/01/2006...............................       5,452
     7,020   IIFC E-Capital Trust I,
               5.90%, 12/21/2065 ZMM...........................       7,048

PRINCIPAL                                                          MARKET
 AMOUNT Y                                                         VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    7,400   International Lease Finance Corp.,
               5.00%, 04/15/2010...............................  $    7,360
     9,500   J.P. Morgan Chase & Co.,
               5.125%, 09/15/2014 H............................       9,404
     8,450   J.P. Morgan Chase & Co.,
               5.25%, 05/01/2015 H.............................       8,404
     7,550   J.P. Morgan Chase & Co.,
               7.875%, 06/15/2010..............................       8,364
EUR    150   Landesbank Baden-Wurttemberg,
               3.25%, 05/08/2008...............................         179
     8,110   Liberty Mutual Group,
               6.50%, 03/15/2035 M.............................       7,912
        80   Lloyds TSB Bank plc,
               4.94%, 06/29/2049 K.............................          70
    12,375   Manufacturers and Traders Trust Co.,
               4.37%, 06/20/2006 K.............................      12,380
     9,540   Marsh & McLennan Co., Inc.,
               5.75%, 09/15/2015 H.............................       9,617
    13,920   MBNA Europe Funding plc,
               4.55%, 09/07/2005 KMH...........................      13,925
     6,575   Merrill Lynch & Co., Inc.,
               4.125%, 09/10/2009 H............................       6,380
     8,700   Mizuho Financial Group, Inc.,
               5.79%, 04/15/2014 M.............................       8,988
     7,380   Morgan Stanley,
               4.75%, 04/01/2014...............................       7,078
     6,391   National Rural Utilities Cooperative Finance
               Corp.,
               3.00%, 02/15/2006...............................       6,380
       100   National Westminster Bank,
               4.25%, 08/22/2049 K.............................          87
     7,100   Navistar Financial Corp. Owner Trust,
               3.53%, 10/15/2012...............................       6,858
     9,210   PHH Corp.,
               7.125%, 03/01/2013..............................       9,725
     4,200   PNC Funding Corp.,
               7.50%, 11/01/2009...............................       4,566
       200   Prudential Holdings, LLC,
               7.25%, 12/18/2023 M.............................         239
     4,798   Prudential Insurance Co. of America,
               6.375%, 07/23/2006 M............................       4,837
     8,300   Rabobank Capital Funding Trust III,
               5.25%, 12/29/2049 M.............................       8,138
        96   Regional Diversified Funding,
               9.25%, 03/15/2030 M.............................         114
     3,530   Resona Bank Ltd.,
               5.85%, 12/31/2049 M.............................       3,515
    10,700   Simon Property Group, Inc.,
               7.875%, 03/15/2016 M............................      12,515
       100   Southern Investments UK plc,
               6.80%, 12/01/2006...............................         101
     6,800   St. Paul Travelers Cos., Inc.,
               8.125%, 04/15/2010..............................       7,551
     7,340   Sumitomo Mitsui Banking,
               5.63%, 10/15/2015 M.............................       7,313

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    3,995   SunTrust Banks, Inc.,
               6.00%, 02/15/2026...............................  $    4,198
     6,773   Textron Financial Corp.,
               5.875%, 06/01/2007 H............................       6,855
     2,882   Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 H.............................       2,835
     4,700   WellPoint, Inc.,
               6.80%, 08/01/2012...............................       5,128
                                                                 ----------
                                                                    349,673
                                                                 ----------
             HEALTH CARE -- 0.7%
     9,475   Cardinal Health, Inc.,
               5.85%, 12/15/2017 H.............................       9,638
    14,210   Genentech, Inc.,
               4.75%, 07/15/2015...............................      13,828
     2,484   Manor Care, Inc.,
               6.25%, 05/01/2013...............................       2,581
                                                                 ----------
                                                                     26,047
                                                                 ----------
             SERVICES -- 2.8%
     8,180   American Greetings Corp.,
               6.10%, 08/01/2028...............................       8,303
     5,370   Army Hawaii Family Housing,
               5.52%, 06/15/2050 M.............................       5,516
       500   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................         613
       100   Comcast Corp.,
               10.625%, 07/15/2012.............................         124
     3,800   FedEx Corp.,
               3.50%, 04/01/2009...............................       3,638
     3,000   Fiserv, Inc.,
               3.00%, 06/27/2008...............................       2,838
     1,801   Hilton Hotels Corp.,
               7.625%, 12/01/2012 H............................       1,942
     7,970   Hilton Hotels Corp.,
               8.25%, 02/15/2011 H.............................       8,734
     5,820   Marriott International,
               5.81%, 11/10/2015 M.............................       5,898
    13,310   News America Holdings, Inc.,
               7.70%, 10/30/2025...............................      15,272
    27,000   News America, Inc.,
               6.40%, 12/15/2035 M.............................      27,214
     4,025   TCI Communications, Inc.,
               8.75%, 08/01/2015...............................       4,877
     7,975   Tele-Communications, Inc.,
               7.875%, 08/01/2013..............................       9,014
     3,315   Viacom Inc,
               7.88%, 07/30/2030...............................       3,785
     7,165   WMX Technologies, Inc.,
               7.00%, 10/15/2006...............................       7,263
                                                                 ----------
                                                                    105,031
                                                                 ----------
             TECHNOLOGY -- 3.3%
     9,400   AT&T, Inc.,
               6.15%, 09/15/2034 H.............................       9,442

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             TECHNOLOGY -- (CONTINUED)
$    3,125   BellSouth Corp.,
               6.00%, 11/15/2034 H.............................  $    3,122
     7,300   British Sky Broadcasting plc,
               7.30%, 10/15/2006...............................       7,418
    12,600   Cingular Wireless Services, Inc.,
               8.75%, 03/01/2031...............................      16,693
    22,725   Cox Communications, Inc.,
               5.50%, 10/01/2015...............................      22,057
     5,690   Deutsche Telekom International Finance B.V.,
               8.50%, 06/15/2010...............................       6,451
       165   GTE Corp.,
               8.75%, 11/01/2021...............................         206
    18,775   Nextel Communications,
               5.95%, 03/15/2014...............................      18,873
     4,457   Raytheon Co.,
               4.50%, 11/15/2007...............................       4,419
     3,825   Raytheon Co.,
               6.55%, 03/15/2010...............................       4,030
     3,655   Raytheon Co.,
               8.30%, 03/01/2010...............................       4,094
     5,955   Telus Corp.,
               8.00%, 06/01/2011 H.............................       6,676
     4,045   Thomas & Betts Corp.,
               7.25%, 06/01/2013...............................       4,304
    16,610   Verizon Global Funding Corp.,
               5.85%, 09/15/2035 H.............................      16,007
     1,960   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................       2,330
     1,500   Verizon Maryland, Inc.,
               8.30%, 08/01/2031...............................       1,761
       125   Verizon Virginia, Inc.,
               4.625%, 03/15/2013 H............................         116
                                                                 ----------
                                                                    127,999
                                                                 ----------
             TRANSPORTATION -- 0.3%
     4,028   American Airlines, Inc.,
               6.98%, 04/01/2011...............................       4,153
     5,306   Continental Airlines, Inc.,
               6.70%, 06/15/2021...............................       5,172
       325   Roadway Corp.,
               8.25%, 12/01/2008...............................         347
                                                                 ----------
                                                                      9,672
                                                                 ----------
             UTILITIES -- 2.8%
     2,940   Buckeye Partners, L.P.,
               5.30%, 10/15/2014...............................       2,913
     6,550   Carolina Power & Light,
               5.25%, 12/15/2015...............................       6,542
     1,750   Centerior Energy Corp.,
               7.13%, 07/01/2007...............................       1,805
     6,110   Centerpoint Energy Resources Corp.,
               7.875%, 04/01/2013..............................       6,987
     7,475   Centerpoint Energy, Inc.,
               6.85%, 06/01/2015 H.............................       8,107

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$      125   Consolidated Edison, Inc.,
               7.75%, 06/01/2026...............................  $      129
     4,000   Consumers Energy Co.,
               5.15%, 02/15/2017...............................       3,822
     5,190   Consumers Energy Co.,
               5.375%, 04/15/2013..............................       5,152
     3,875   Detroit Edison Co.,
               6.125%, 10/01/2010..............................       4,042
     8,774   Dominion Resources, Inc.,
               4.82%, 09/28/2007 HK............................       8,778
     6,080   Duke Energy Corp.,
               3.75%, 03/05/2008...............................       5,938
     5,685   Empresa Nacional de Electricidad S.A.,
               8.625%, 08/01/2015 H............................       6,657
     6,720   FirstEnergy Corp.,
               6.45%, 11/15/2011...............................       7,123
     8,600   FPL Group Capital, Inc.,
               3.25%, 04/11/2006...............................       8,566
     1,475   Kansas Gas & Electric Co.,
               6.20%, 01/15/2006...............................       1,476
    15,960   Kinder Morgan Energy Partners L.P.,
               5.80%, 03/15/2035...............................      15,267
     3,100   Pacificorp,
               6.12%, 01/15/2006...............................       3,101
     4,890   Panhandle Eastern Pipeline,
               2.75%, 03/15/2007 H.............................       4,755
     4,150   Texas-New Mexico Power Co.,
               6.125%, 06/01/2008..............................       4,192
     1,400   Westar Energy, Inc.,
               5.15%, 01/01/2017...............................       1,362
       200   Yorkshire Power Finance,
               6.50%, 02/25/2008...............................         205
                                                                 ----------
                                                                    106,919
                                                                 ----------
             Total corporate bonds: investment grade
               (cost $1,048,197)...............................  $1,038,273
                                                                 ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- 6.9%
             BASIC MATERIALS -- 1.1%
$    1,815   Domtar, Inc.,
               7.875%, 10/15/2011 H............................  $    1,670
    12,210   International Steel Group, Inc.,
               6.50%, 04/15/2014 H.............................      12,210
     4,028   Plastipak Holdings, Inc.,
               8.50%, 12/15/2015 M.............................       4,068
    12,100   Potlatch Corp.,
               12.50%, 12/01/2009..............................      14,449
     9,711   Vedanta Resources plc,
               6.625%, 02/22/2010 M............................       9,447
                                                                 ----------
                                                                     41,844
                                                                 ----------
             CAPITAL GOODS -- 0.6%
    12,155   Bombardier, Inc.,
               6.30%, 05/01/2014 Hm............................      10,636

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             CAPITAL GOODS -- (CONTINUED)
$   11,410   L-3 Communications Corp.,
               3.00%, 08/01/2035 M.............................  $   11,282
                                                                 ----------
                                                                     21,918
                                                                 ----------
             CONSUMER CYCLICAL -- 0.8%
     6,610   Desarrolladora Homes S.A.,
               7.50%, 09/28/2015 M.............................       6,494
    24,710   Ford Motor Co.,
               7.45%, 07/16/2031 H.............................      16,803
     8,125   K. Hovnanian Enterprises,
               6.375%, 12/15/2014..............................       7,685
                                                                 ----------
                                                                     30,982
                                                                 ----------
             CONSUMER STAPLES -- 0.3%
    19,555   Tembec Industries, Inc.,
               7.75%, 03/15/2012 H.............................      10,462
                                                                 ----------
             ENERGY -- 0.3%
     7,300   El Paso CGP Co.,
               6.50%, 06/01/2008 H.............................       7,227
       220   Husky Oil Co.,
               8.90%, 08/15/2028...............................         236
     3,485   Sibneft,
               11.50%, 02/13/2007..............................       3,693
                                                                 ----------
                                                                     11,156
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.1%
     4,210   Republic Of Peru,
               7.35%, 07/21/2025...............................       4,147
                                                                 ----------
             FINANCE -- 1.7%
       680   American Real Estate Partners L.P.,
               7.125%, 02/15/2013 M............................         680
    37,620   Dow Jones,
               8.75%, 12/29/2010 M.............................      37,761
    27,990   General Motors Acceptance Corp.,
               6.875%, 09/15/2011..............................      25,525
     5,620   General Motors Acceptance Corp.,
               8.60%, 12/01/2012 Z.............................       3,197
                                                                 ----------
                                                                     67,163
                                                                 ----------
             HEALTH CARE -- 0.3%
     6,240   HCA, Inc.,
               6.375%, 01/15/2015 H............................       6,308
     4,935   HCA, Inc.,
               6.95%, 05/01/2012...............................       5,119
                                                                 ----------
                                                                     11,427
                                                                 ----------
             SERVICES -- 0.1%
     4,780   Liberty Media Corp.,
               8.25%, 02/01/2030 Hv............................       4,684
                                                                 ----------
             TECHNOLOGY -- 1.3%
     7,672   AT&T Corp.,
               9.75%, 11/15/2031...............................       9,637
     7,475   Intelsat Bermuda Ltd.,
               8.70%, 01/15/2012 KMH...........................       7,596

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
$    3,185   Intelsat Ltd.,
               6.50%, 11/01/2013 H.............................  $    2,373
    14,437   MCI, Inc.,
               7.69%, 05/01/2009...............................      14,906
     5,100   Nextel Partners, Inc.,
               8.125%, 07/01/2011..............................       5,451
     5,845   Shaw Communications, Inc.,
               6.10%, 11/16/2012...............................       5,021
     3,660   Shaw Communications, Inc.,
               8.25%, 04/11/2010...............................       3,930
                                                                 ----------
                                                                     48,914
                                                                 ----------
             UTILITIES -- 0.3%
     4,150   NorthWestern Corp.,
               7.30%, 12/01/2006 M.............................       4,206
     5,095   Sierra Pacific Resources,
               6.75%, 08/15/2017 M.............................       5,070
       500   Tennessee Gas Pipeline Co.,
               7.50%, 04/01/2017...............................         535
                                                                 ----------
                                                                      9,811
                                                                 ----------
             Total corporate bonds: non-investment grade
               (cost $261,410).................................  $  262,508
                                                                 ----------
U.S. GOVERNMENT SECURITIES -- 10.7%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
$   11,465   Tennessee Valley Authority,
               4.25% 2025......................................  $   11,269
     2,350   Federal Home Loan Bank
               7.51% 2007 K....................................       2,369
                                                                 ----------
                                                                     13,638
                                                                 ----------
             U.S. TREASURY SECURITIES -- 10.3%
    29,230   2.25% 2007 H......................................      28,532
     7,300   3.625% 2007 H.....................................       7,217
     2,165   4.00% 2015 H......................................       2,099
    80,350   4.25% 2015 H......................................      79,311
    13,250   4.375% 2010.......................................      13,260
   164,739   4.50% 2010 -- 2015 H..............................     165,630
     2,410   5.375% 2031 H.....................................       2,707
    57,645   5.50% 2028 H......................................      64,817
       340   6.25% 2030 H......................................         422
    22,465   6.875% 2025 H.....................................      28,931
                                                                 ----------
                                                                    392,926
                                                                 ----------
             Total U.S. government securities
               (cost $404,318).................................  $  406,564
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- 36.7%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 16.3%
$   21,000   4.10% 2014........................................  $   20,484
    79,849   4.50% 2018........................................      77,879
    18,826   5.039% 2035.......................................      18,736
   355,234   5.50% 2018 -- 2036 +..............................     351,939
   150,441   6.00% 2017 -- 2036 +..............................     151,975
         8   6.50% 2031 -- 2032................................           9
        17   7.50% 2029 -- 2031................................          18
                                                                 ----------
                                                                    621,040
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
    54,590   4.50% 2035........................................      51,410
     5,070   4.701% 2034.......................................       5,000
     6,070   4.734% 2035.......................................       5,968
     4,078   4.757% 2035.......................................       4,022
    10,545   4.809% 2035.......................................      10,389
     7,890   4.881% 2035.......................................       7,792
     5,418   4.92% 2035........................................       5,327
    12,669   4.931% 2035.......................................      12,470
   200,779   5.00% 2018 -- 2036 +..............................     197,902
       250   5.488% 2009 K.....................................         243
   270,104   5.50% 2013 -- 2036 +..............................     269,929
    94,259   6.00% 2012 -- 2035 +..............................      95,290
    13,045   6.50% 2014 -- 2034................................      13,391
        56   7.00% 2016 -- 2032................................          57
     1,873   7.50% 2015 -- 2032................................       1,966
         9   8.00% 2032........................................          10
                                                                 ----------
                                                                    681,166
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 2.5%
    36,313   5.50% 2033 -- 2034................................      36,526
    27,135   6.00% 2031 -- 2034................................      27,795
    30,426   6.50% 2028 -- 2032................................      31,792
       133   7.00% 2030 -- 2031................................         139
         1   7.50% 2032........................................           1
        19   8.50% 2024........................................          21
                                                                 ----------
                                                                     96,274
                                                                 ----------
             Total U.S. government agencies
               (cost $1,406,852)...............................  $1,398,480
                                                                 ----------
             Total long-term investments
               (cost $3,678,944)...............................  $3,655,248
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
SHORT-TERM INVESTMENTS -- 32.9%
             REPURCHASE AGREEMENTS -- 20.9%
$  267,065   BNP Paribas Repurchase Agreement,
               3.30%, 01/03/2006...............................  $  267,065
   267,066   RBS Greenwich Repurchase Agreement,
               3.40%, 01/03/2006...............................     267,066
   263,758   UBS Warburg Securities, Inc. Repurchase Agreement,
               3.45%, 01/03/2006...............................     263,758
                                                                 ----------
                                                                    797,889
                                                                 ----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.0%
   457,908   Navigator Prime Portfolio.........................     457,908
                                                                 ----------
             Total short-term investments
               (cost $1,255,797)...............................  $1,255,797
                                                                 ----------
             Total investments in securities
               (cost $4,934,741) O.............................  $4,911,045
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.49% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $4,939,860 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 15,754
      Unrealized depreciation........................   (44,569)
                                                       --------
      Net unrealized depreciation....................  $(28,815)
                                                       ========

 Y   All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      EUR  -- EURO
      GBP  -- British Pound

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR             SECURITY             COST BASIS
      --------   ----------             --------             ----------
      5/2003          250      Centura Capital Trust 144A      $  298
      4/2005       73,119      Morgan Stanley Dean Witter          --
                                   Capital I, due 2032
      10/2005      12,359      Morgan Stanley Dean Witter         212
                                   Capital I, due 2032
      7/2000           --         Ntelos, Inc. Warrants             1

     The aggregate value of these securities at December 31, 2005 was $489, which represents 0.01% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $341,595, which represents 8.96% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $670,829.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                 -----------          ------          --------         --------         --------------
Canadian Dollar                                Sell             $  5,005         $  4,907         02/16/06             $  (98)
British Pound                                  Sell               90,071           92,318         01/06/06              2,247
British Pound                                  Sell               37,630           37,600         01/06/06                (30)
British Pound                                  Sell              127,687          127,625         04/06/06                (62)
British Pound                                   Buy              127,700          127,629         01/06/06                 71
                                                                                                                       ------
                                                                                                                       $2,128
                                                                                                                       ======

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- 9.7%
            FINANCE -- 9.7%
$  1,500    American Express Credit Account Master Trust,
              4.37%, 03/15/2011 K.............................  $    1,500
   9,433    Banc of America Commercial Mortgage, Inc.,
              5.00%, 10/10/2045...............................       9,387
   9,000    Banc of America Commercial Mortgage, Inc.,
              4.50%, 07/10/2043...............................       8,782
   3,750    Bank One Issuance Trust,
              4.42%, 02/17/2009 K.............................       3,751
 241,880    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.65%, 02/11/2041 WK............................       3,170
   9,000    Commercial Mortgage Pass Through Certificates,
              4.99%, 06/10/2044...............................       8,972
   2,900    Countrywide Alternative Loan Trust,
              4.63%, 10/25/2035 K.............................       2,900
   9,000    Credit Suisse First Boston Mortgage Securities
              Corp.,
              4.51%, 07/15/2037...............................       8,796
   8,000    CS First Boston Mortgage Securities Corp.,
              4.92%, 04/15/2037...............................       7,769
   5,000    Discover Card Master Trust I,
              4.59%, 01/15/2008 K.............................       5,021
   9,000    Greenwich Capital Commercial Mortgage Trust,
              5.12%, 04/10/2037 K.............................       9,022
   3,545    MBNA Credit Card Master Note Trust,
              4.42%, 08/15/2008 K.............................       3,545
   2,400    MBNA Credit Card Master Note Trust,
              4.51%, 02/16/2010 K.............................       2,405
 147,545    Merrill Lynch Mortgage Trust,
              4.57%, 05/01/2043 WK............................       4,521
   9,000    Wachovia Bank Commercial Mortgage Trust,
              4.515%, 05/15/2044..............................       8,778
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $89,726)..................................  $   88,319
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 46.9%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 13.1%
            FEDERAL HOME LOAN BANK
$ 29,600    3.00% 2008........................................  $   28,450
  29,800    3.375% 2008.......................................      28,842
   8,000    3.80% 2006........................................       7,927
  28,980    4.50% 2007 -- 2010................................      28,702
  14,000    4.625% 2008.......................................      13,966
                                                                ----------
                                                                   107,887
                                                                ----------
            TENNESSEE VALLEY AUTHORITY
  11,750    5.375% 2008.......................................      11,960
                                                                ----------
                                                                   119,847
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            U.S. TREASURY SECURITIES -- 33.8%
            U.S. TREASURY NOTES
$ 12,000    0.875% 2010 J.....................................  $   11,995
   3,135    3.125% 2008.......................................       3,033
  57,785    3.75% 2008 H......................................      56,963
  59,540    3.875% 2010 H.....................................      58,385
  32,180    4.00% 2009 -- 2015 H..............................      31,464
  12,820    4.125% 2008 H.....................................      12,749
  38,500    4.25% 2010 -- 2014 H..............................      38,193
  50,415    4.375% 2008 -- 2010 H.............................      50,446
  31,000    4.50% 2015 H......................................      31,254
   2,000    10.375% 2012......................................       2,210
                                                                ----------
                                                                   296,692
                                                                ----------
            U.S. TREASURY STRIPS
  18,000    3.85% 2013 BZ.....................................      12,701
                                                                ----------
                                                                   309,393
                                                                ----------
            Total U.S. government securities
              (cost $432,462).................................  $  429,240
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 40.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.1%
            MORTGAGE BACKED SECURITIES:
$ 24,400    5.50% 2036........................................  $   24,171
   3,530    6.00% 2021 -- 2033................................       3,584
   5,345    6.50% 2028 -- 2032................................       5,488
      27    7.00% 2029 -- 2031................................          29
                                                                ----------
                                                                    33,272
                                                                ----------
            NOTES:
  50,000    4.25% 2007........................................      49,706
  35,000    4.50% 2010........................................      34,574
  19,500    5.75% 2008 H......................................      19,920
                                                                ----------
                                                                   104,200
                                                                ----------
            REMIC -- PAC'S:
  12,085    5.50% 2016........................................      12,190
   9,143    6.00% 2031........................................       9,263
   4,354    6.50% 2028........................................       4,483
                                                                ----------
                                                                    25,936
                                                                ----------
            REMIC -- Z BONDS:
   2,550    6.50% 2032++......................................       2,641
                                                                ----------
                                                                   166,049
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.0%
            MORTGAGE BACKED SECURITIES:
   5,000    4.50% 2016........................................       4,938
   2,305    4.81% 2035........................................       2,270
  17,643    4.81% 2035 K......................................      17,540
  14,011    4.83% 2034........................................      13,969
   1,726    4.88% 2035........................................       1,705
   2,770    4.93% 2035........................................       2,727
  13,765    5.11% 2035........................................      13,729
   9,954    5.15% 2035........................................       9,923
  47,342    5.50% 2015 -- 2019................................      47,660
   1,550    5.89% 2008........................................       1,575

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            MORTGAGE BACKED SECURITIES: -- (CONTINUED)
$  6,360    5.95% 2009........................................  $    6,477
  31,246    6.00% 2013 -- 2034................................      31,550
     911    6.01% 2009........................................         929
     281    6.36% 2008........................................         286
   9,580    6.50% 2013 -- 2032................................       9,801
   2,331    6.52% 2008........................................       2,374
     126    7.50% 2023........................................         132
      14    8.50% 2017........................................          15
       8    9.00% 2020 -- 2021................................           9
      28    9.75% 2020........................................          31
                                                                ----------
                                                                   167,640
                                                                ----------
            NOTES:
  15,000    4.20% 2008........................................      14,784
                                                                ----------
                                                                   182,424
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.4%
            MORTGAGE BACKED SECURITIES:
  11,769    5.00% 2034........................................      11,581
   7,720    6.00% 2033 -- 2034................................       7,894
   2,459    7.00% 2030 -- 2032................................       2,578
     255    7.50% 2027........................................         269
       3    9.50% 2020........................................           4
                                                                ----------
                                                                    22,326
                                                                ----------
            Total U.S. government agencies
              (cost $374,790).................................  $  370,799
                                                                ----------
            Total long-term investments
              (cost $896,977).................................  $  888,358
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 27.9%
            REPURCHASE AGREEMENTS -- 4.8%
$ 14,701    BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $   14,701
  14,701    RBS Greenwich Repurchase Agreement, 3.40%,
              01/03/2006......................................      14,701
  14,520    UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................      14,520
                                                                ----------
                                                                    43,922
                                                                ----------
 SHARES
---------
            SECURITY PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 23.1%
 211,129    BNY Institutional Cash Reserve Fund...............     211,129
                                                                ----------
            Total short-term investments
              (cost $255,051).................................  $  255,051
                                                                ----------
            Total investments in securities
              (cost $1,152,029) O.............................  $1,143,409
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,153,139 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $   231
      Unrealized depreciation.........................   (9,961)
                                                        -------
      Net unrealized depreciation.....................  $(9,730)
                                                        =======

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

  ++ Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the coupon rate at which the additional principal is being accrued.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 9.4%
    208     Alcoa, Inc. ......................................  $  6,148
     91     Cameco Corp. U....................................     5,775
     88     Dow Chemical Co. .................................     3,874
    133     DuPont (E.I.) de Nemours & Co. ...................     5,652
     92     Huntsman Corp. B..................................     1,586
     48     Kimberly-Clark Corp. .............................     2,881
     88     Precision Castparts Corp. ........................     4,549
                                                                --------
                                                                  30,465
                                                                --------
            CAPITAL GOODS -- 7.7%
    227     Caterpillar, Inc. ................................    13,120
     63     General Dynamics Corp. ...........................     7,139
     18     Pitney Bowes, Inc. ...............................       777
     64     Rockwell Automation, Inc. ........................     3,810
                                                                --------
                                                                  24,846
                                                                --------
            CONSUMER CYCLICAL -- 4.3%
    167     Dollar General Corp. .............................     3,181
     96     McDonald's Corp. .................................     3,230
     48     NIKE, Inc. Class B................................     4,175
    136     Safeway, Inc. ....................................     3,206
                                                                --------
                                                                  13,792
                                                                --------
            CONSUMER STAPLES -- 4.9%
    112     Campbell Soup Co. ................................     3,328
    109     Kellogg Co. ......................................     4,715
    132     PepsiCo, Inc. ....................................     7,793
                                                                --------
                                                                  15,836
                                                                --------
            ENERGY -- 13.1%
    178     ConocoPhillips....................................    10,327
    268     Exxon Mobil Corp. ................................    15,059
    198     GlobalSantaFe Corp. ..............................     9,553
     92     Occidental Petroleum Corp. .......................     7,357
                                                                --------
                                                                  42,296
                                                                --------
            FINANCE -- 30.1%
     62     ACE Ltd. .........................................     3,319
     59     Allstate Corp. ...................................     3,206
    120     American International Group, Inc. ...............     8,160
    315     Bank of America Corp. ............................    14,528
     56     Chubb Corp. ......................................     5,498
    275     Citigroup, Inc. ..................................    13,341
    104     Golden West Financial Corp. ......................     6,838
     60     Goldman Sachs Group, Inc. ........................     7,688
    167     Host Marriott Corp. ..............................     3,161
    127     J.P. Morgan Chase & Co. ..........................     5,027
     67     National City Corp. ..............................     2,232
     41     PNC Financial Services Group, Inc. ...............     2,504
     44     SunTrust Banks, Inc. .............................     3,180
    108     U.S. Bancorp......................................     3,213
     45     Washington Mutual, Inc. ..........................     1,936
    114     Wellpoint, Inc. B.................................     9,096
     73     Wells Fargo & Co. ................................     4,605
                                                                --------
                                                                  97,532
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- 7.7%
    123     Baxter International, Inc. .......................  $  4,623
    369     CVS Corp. ........................................     9,749
    167     Pfizer, Inc. .....................................     3,899
    148     Wyeth.............................................     6,814
                                                                --------
                                                                  25,085
                                                                --------
            SERVICES -- 2.7%
    173     Comcast Corp. Class A B...........................     4,478
    245     Time Warner, Inc. ................................     4,268
                                                                --------
                                                                   8,746
                                                                --------
            TECHNOLOGY -- 8.7%
    190     Applied Materials, Inc. ..........................     3,412
    266     AT&T, Inc. .......................................     6,510
     29     Beckman Coulter, Inc. ............................     1,673
    228     BellSouth Corp. ..................................     6,168
    111     General Electric Co. .............................     3,884
    105     Motorola, Inc. ...................................     2,381
    176     Sprint Nextel Corp. ..............................     4,111
                                                                --------
                                                                  28,139
                                                                --------
            TRANSPORTATION -- 2.6%
     54     CSX Corp. ........................................     2,762
    338     Southwest Airlines Co. ...........................     5,553
                                                                --------
                                                                   8,315
                                                                --------
            UTILITIES -- 8.6%
     71     Consolidated Edison, Inc. ........................     3,303
     68     Dominion Resources, Inc. .........................     5,211
     21     Entergy Corp. ....................................     1,435
     88     Exelon Corp. .....................................     4,675
     70     FPL Group, Inc. ..................................     2,901
     94     PPL Corp. ........................................     2,755
     77     SCANA Corp. ......................................     3,013
     46     Southern Co. .....................................     1,592
     57     TXU Corp. ........................................     2,851
                                                                --------
                                                                  27,736
                                                                --------
            Total common stock
              (cost $271,533).................................  $322,788
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.4%
            REPURCHASE AGREEMENTS -- 0.6%
 $  899     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    899
     27     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        27
     55     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        55
    277     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       277

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  647     UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................  $    647
                                                                --------
                                                                   1,905
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 1.8%
  5,918     BNY Institutional Cash Reserve Fund...............     5,918
                                                                --------
            Total short-term investments
              (cost $7,823)...................................  $  7,823
                                                                --------
            Total investments in securities (cost $279,356)
              O...............................................  $330,611
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.79% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $280,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $54,226
      Unrealized depreciation.........................   (4,030)
                                                        -------
      Net unrealized appreciation.....................  $50,196
                                                        =======

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 8.9%
      27    Akzo Nobel N.V. I                                   $  1,243
      30    Albemarle Corp. ..................................     1,131
     503    Alcoa, Inc. ......................................    14,865
      71    Aracruz Celulose S.A. ADR H.......................     2,853
      80    Cytec Industries, Inc. ...........................     3,829
      52    DuPont (E.I.) de Nemours & Co. ...................     2,202
      22    Engelhard Corp. ..................................       657
       9    Huntsman Corp. B..................................       157
     240    Michelin (C.G.D.E.) Class B IH....................    13,454
     257    Smurfit-Stone Container Corp. B...................     3,645
      91    Temple-Inland, Inc. ..............................     4,099
                                                                --------
                                                                  48,135
                                                                --------
            CAPITAL GOODS -- 5.2%
       6    ACCO Brands Corp. B...............................       147
     277    Goodrich Corp. ...................................    11,389
      53    Parker-Hannifin Corp. ............................     3,489
     256    Teradyne, Inc. B..................................     3,727
     319    Tyco International Ltd. ..........................     9,218
                                                                --------
                                                                  27,970
                                                                --------
            CONSUMER CYCLICAL -- 10.3%
     227    American Axle & Manufacturing Holdings, Inc.......     4,159
     206    Arris Group, Inc. B...............................     1,953
     225    Blockbuster, Inc. Class A H.......................       843
     161    CBRL Group, Inc. .................................     5,673
     687    Foot Locker, Inc. ................................    16,199
     177    Lear Corp. .......................................     5,029
     167    Newell Rubbermaid, Inc. ..........................     3,981
     439    Ruby Tuesday, Inc. H..............................    11,371
     258    TRW Automotive Holdings Corp. B                        6,804
                                                                --------
                                                                  56,012
                                                                --------
            ENERGY -- 9.1%
      38    Devon Energy Corp. ...............................     2,389
     114    Exxon Mobil Corp. ................................     6,381
      74    GlobalSantaFe Corp. ..............................     3,573
      87    Marathon Oil Corp. ...............................     5,286
      97    Noble Corp. ......................................     6,871
     116    Talisman Energy, Inc. ADR.........................     6,145
     103    Total S.A. ADR H..................................    12,994
     267    UGI Corp..........................................     5,498
                                                                --------
                                                                  49,137
                                                                --------
            FINANCE -- 27.8%
     246    ACE Ltd. .........................................    13,168
      79    Allstate Corp. ...................................     4,255
      70    AMBAC Financial Group, Inc. ......................     5,386
     178    American International Group, Inc. ...............    12,124
     615    Apollo Investment Corp. ..........................    11,031
     376    Bank of America Corp. ............................    17,350
     194    Capital One Financial Corp. ......................    16,788
     116    CIT Group, Inc. ..................................     5,981
     426    Citigroup, Inc. ..................................    20,688

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
      72    Everest Re Group Ltd. ............................  $  7,235
      83    Federal Home Loan Mortgage Corp. .................     5,417
      55    Golden West Financial Corp. ......................     3,597
     477    MBNA Corp. .......................................    12,953
     213    Platinum Underwriters Holdings Ltd. ..............     6,609
     177    Royal Bank of Scotland Group plc I................     5,331
      31    UBS AG............................................     2,988
                                                                --------
                                                                 150,901
                                                                --------
            HEALTH CARE -- 8.7%
     229    Endo Pharmaceuticals Holdings, Inc. B.............     6,923
     145    GlaxoSmithKline plc I.............................     3,648
     119    GlaxoSmithKline plc ADR...........................     5,992
     286    Impax Laboratories, Inc. B........................     3,057
      29    Lilly (Eli) & Co. ................................     1,613
      31    Sanofi-Aventis S.A. I.............................     2,679
     285    Sanofi-Aventis S.A. ADR...........................    12,503
     235    Wyeth.............................................    10,808
                                                                --------
                                                                  47,223
                                                                --------
            SERVICES -- 6.5%
     154    Comcast Corp. Class A B...........................     4,000
     371    Comcast Corp. Special Class A B...................     9,518
     264    Dex Media, Inc. ..................................     7,160
      94    Liberty Global, Inc. Class A B....................     2,121
      94    Liberty Global, Inc. Class C B....................     1,998
     284    Time Warner, Inc. ................................     4,955
     912    Unisys Corp. B....................................     5,316
                                                                --------
                                                                  35,068
                                                                --------
            TECHNOLOGY -- 16.4%
     180    Arrow Electronics, Inc. B.........................     5,749
     597    Cinram International, Inc. .......................    14,065
   1,062    Cisco Systems, Inc. B.............................    18,173
     326    Fairchild Semiconductor International, Inc. B.....     5,508
     271    Flextronics International Ltd. B..................     2,833
      72    Lam Research Corp. B..............................     2,565
     237    Microsoft Corp. ..................................     6,190
      42    NCR Corp. B.......................................     1,439
      43    QLogic Corp. B....................................     1,382
     306    Seagate Technology H..............................     6,117
     259    Sprint Nextel Corp. ..............................     6,058
     183    Tektronix, Inc. ..................................     5,148
      66    Telefonaktiebolaget LM Ericsson ADR...............     2,270
      96    Varian Semiconductor Equipment Associates, Inc.
              B...............................................     4,213
     161    Verizon Communications, Inc. .....................     4,843
     158    Vishay Intertechnology, Inc. B....................     2,172
                                                                --------
                                                                  88,725
                                                                --------
            TRANSPORTATION -- 5.5%
      40    AirTran Holdings, Inc. B..........................       636
     155    AMR Corp. BH......................................     3,448
     184    Continental Airlines, Inc. BH.....................     3,921

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
      94    Pinnacle Airlines Corp. BH........................  $    629
     219    US Airways Group, Inc. BV.........................     7,316
     318    Yellow Roadway Corp. BH...........................    14,194
                                                                --------
                                                                  30,144
                                                                --------
            UTILITIES -- 0.4%
      40    Constellation Energy Group, Inc. .................     2,327
                                                                --------
            Total common stock
              (cost $486,474).................................  $535,642
                                                                --------
PREFERRED STOCKS -- 0.9%
            ENERGY -- 0.9%
      77    Petroleo Brasileiro S.A. ADR......................  $  4,950
                                                                --------
            Total preferred stocks
              (cost $2,334)...................................  $  4,950
                                                                --------
            Total long-term investments
              (cost $488,806).................................  $540,592
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.0%
            REPURCHASE AGREEMENTS 0.4%
$  1,078    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $  1,078
      33    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................        33
      67    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        67
     332    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       332
     775    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       775
                                                                --------
                                                                   2,285
                                                                --------


 SHARES
---------
            SECURITY PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 6.6%
  35,559    BNY Institutional Cash Reserve Fund...............  $ 35,559
                                                                --------
            Total short-term investments
              (cost $37,844)..................................  $ 37,844
                                                                --------
            Total investments in securities
              (cost $526,650) O...............................  $578,436
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.81% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $527,629 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 63,633
      Unrealized depreciation........................   (12,826)
                                                       --------
      Net unrealized appreciation....................  $ 50,807
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $26,355, which represents 4.86% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED  SHARES/PAR       SECURITY       COST BASIS
      --------  ----------       --------       ----------
      5/2005 --              US Airways Group,
      10/2005      219         Inc. -- Reg D      $3,552

     The aggregate value of these securities at December 31, 2005 was $7,316, which represents 1.35% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      HARTFORD                HARTFORD
                                                                HARTFORD             BLUE CHIP                CAPITAL
                                                                ADVISERS               STOCK                APPRECIATION
                                                                HLS FUND              HLS FUND                HLS FUND
                                                                --------             ---------              ------------
ASSETS
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................  $11,925,245             $155,363              $14,852,373
  Cash*.....................................................          703                  110                    5,168
  Foreign currency on deposit with custodian#...............           --                   --                   31,838
  Unrealized appreciation on forward foreign currency
    contracts...............................................           --                   --                       --
  Receivables:
    Investment securities sold..............................       24,920                  212                   52,464
    Fund shares sold........................................          457                    3                   17,809
    Dividends and interest..................................       43,904                  162                   17,004
    Variation margin........................................           --                   --                       --
  Other assets..............................................           43                   --                       14
                                                              -----------             --------              -----------
Total assets................................................   11,995,272              155,850               14,976,670
                                                              -----------             --------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           47                   --                        6
  Bank overdraft -- U.S. Dollars............................           --                   --                       --
  Payable upon return of securities loaned..................    2,390,917                   --                  818,862
  Payables:
    Investment securities purchased.........................       72,552                  678                   30,541
    Fund shares redeemed....................................        6,946                  127                   13,686
    Variation margin........................................          106                   --                       --
    Forward foreign bonds...................................           --                   --                       --
    Investment advisory and management fees.................          421                   13                      668
    Administrative fees.....................................          210                   --                      310
    Distribution fees.......................................           38                   --                       76
  Accrued expenses..........................................          465                   12                    1,348
                                                              -----------             --------              -----------
Total liabilities...........................................    2,471,702                  830                  865,497
                                                              -----------             --------              -----------
Net assets..................................................  $ 9,523,570             $155,020              $14,111,173
                                                              ===========             ========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $ 9,042,728             $145,373              $11,347,989
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................           --                   73                    2,079
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................      (40,356)             (19,155)                 566,018
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      521,198               28,729                2,195,087
                                                              -----------             --------              -----------
Net assets..................................................  $ 9,523,570             $155,020              $14,111,173
                                                              ===========             ========              ===========
Shares authorized...........................................    9,500,000              700,000                5,000,000
                                                              -----------             --------              -----------
Par value...................................................  $     0.001             $  0.001              $     0.001
                                                              -----------             --------              -----------
CLASS IA:  Net asset value per share........................  $     22.53             $  18.74              $     52.99
                                                              -----------             --------              -----------
           Shares outstanding...............................      362,078                8,274                  213,592
                                                              -----------             --------              -----------
           Net assets.......................................  $ 8,157,354             $155,020              $11,317,561
                                                              -----------             --------              -----------
CLASS IB:  Net asset value per share........................  $     22.70                                   $     52.75
                                                              -----------                                   -----------
           Shares outstanding...............................       60,198                                        52,962
                                                              -----------                                   -----------
           Net assets.......................................  $ 1,366,216                                   $ 2,793,612
                                                              -----------                                   -----------
@ Cost of securities........................................  $11,404,459             $126,634              $12,657,629
                                                              -----------             --------              -----------
@ Market value of securities on loan........................  $ 2,328,482             $     --              $   794,165
                                                              -----------             --------              -----------
* Cash held as collateral on loaned securities..............  $        --             $     --              $        --
                                                              -----------             --------              -----------
# Cost of foreign currency on deposit with custodian........  $        --             $     --              $    44,732
                                                              -----------             --------              -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD         HARTFORD       HARTFORD                                     HARTFORD      HARTFORD
         CAPITAL        DISCIPLINED   DIVIDEND AND      HARTFORD       HARTFORD       GLOBAL        GLOBAL
      OPPORTUNITIES       EQUITY       GROWTH HLS     EQUITY INCOME      FOCUS       ADVISERS       LEADERS
        HLS FUND         HLS FUND         FUND          HLS FUND       HLS FUND      HLS FUND      HLS FUND
      -------------     -----------   ------------    -------------    --------      --------      --------
         $13,364        $1,477,881     $7,472,165       $310,214       $ 93,400     $  519,831    $1,363,655
              --             3,235              1             --          1,987             --            87
              --                --             --             --             --          1,689         3,092
              --                --             --             --             --            726             1
              45                --         10,263             --            448         61,489         1,488
               9             1,987          1,848             94             86             52           161
              14             1,388          6,354            583             82          1,570           735
              --                --             --             --             --             59            --
               1                 9             29              2              3              4             7
         -------        ----------     ----------       --------       --------     ----------    ----------
          13,433         1,484,500      7,490,660        310,893         96,006        585,420     1,369,226
         -------        ----------     ----------       --------       --------     ----------    ----------
              --                --             --             --             --            925            --
              --                --             --             --             --            302            --
              --           121,882        978,911             --             --         30,232       145,805
              --             1,783         19,786            224          1,204        149,371         4,566
               6               736          5,981             63            132            707         3,014
              --               137             --             --             --             32            --
              --                --             --             --             --            245            --
               1                73            313             18              6             25            67
              --                30            143              7              2              9            27
              --                 9             41              2              1              2             8
              10                39            156             11             10             55           150
         -------        ----------     ----------       --------       --------     ----------    ----------
              17           124,689      1,005,331            325          1,355        181,905       153,637
         -------        ----------     ----------       --------       --------     ----------    ----------
         $13,416        $1,359,811     $6,485,329       $310,568       $ 94,651     $  403,515    $1,215,589
         =======        ==========     ==========       ========       ========     ==========    ==========
         $22,382        $1,317,058     $5,512,038       $294,560       $ 83,960     $  370,932    $1,078,572
              --               571          1,884            239             13          3,579           845
         (10,298)          (66,695)        48,627            686          6,435          1,288         5,262
           1,332           108,877        922,780         15,083          4,243         27,716       130,910
         -------        ----------     ----------       --------       --------     ----------    ----------
         $13,416        $1,359,811     $6,485,329       $310,568       $ 94,651     $  403,515    $1,215,589
         =======        ==========     ==========       ========       ========     ==========    ==========
         700,000         3,500,000      4,000,000        800,000        800,000      1,000,000     3,400,000
         -------        ----------     ----------       --------       --------     ----------    ----------
         $ 0.001        $    0.001     $    0.001       $  0.001       $  0.001     $    0.001    $    0.001
         -------        ----------     ----------       --------       --------     ----------    ----------
         $  7.03        $    12.66     $    20.74       $  12.01       $  10.56     $    12.48    $    18.74
         -------        ----------     ----------       --------       --------     ----------    ----------
           1,907            80,546        240,051         19,254          4,987         26,614        49,920
         -------        ----------     ----------       --------       --------     ----------    ----------
         $13,416        $1,019,703     $4,978,773       $231,151       $ 52,679     $  332,169    $  935,539
         -------        ----------     ----------       --------       --------     ----------    ----------
                        $    12.58     $    20.68       $  11.98       $  10.53     $    12.41    $    18.66
                        ----------     ----------       --------       --------     ----------    ----------
                            27,043         72,868          6,627          3,984          5,750        15,009
                        ----------     ----------       --------       --------     ----------    ----------
                        $  340,108     $1,506,556       $ 79,417       $ 41,972     $   71,346    $  280,050
                        ----------     ----------       --------       --------     ----------    ----------
         $12,032        $1,368,518     $6,549,385       $295,131       $ 89,157     $  492,327    $1,232,749
         -------        ----------     ----------       --------       --------     ----------    ----------
         $    --        $  117,772     $  943,881       $     --       $     --     $   29,119    $  140,237
         -------        ----------     ----------       --------       --------     ----------    ----------
         $    --        $        3     $       --       $     --       $     --     $       --    $       --
         -------        ----------     ----------       --------       --------     ----------    ----------
         $    --        $       --     $       --       $     --       $     --     $    1,688    $    3,083
         -------        ----------     ----------       --------       --------     ----------    ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      HARTFORD
                                                                HARTFORD               GROWTH                 HARTFORD
                                                                 GROWTH            OPPORTUNITIES             HIGH YIELD
                                                                HLS FUND              HLS FUND                HLS FUND
                                                                --------           -------------             ----------
ASSETS
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................    $548,729             $1,406,722              $  849,466
  Cash*.....................................................          --                     --                     829
  Foreign currency on deposit with custodian#...............          --                     --                     180
  Unrealized appreciation on forward foreign currency
    contracts...............................................          --                      4                      --
  Receivables:
    Investment securities sold..............................       2,229                 11,766                      --
    Fund shares sold........................................         436                    451                      90
    Dividends and interest..................................         534                  1,350                  15,102
    Variation margin........................................          --                     --                      --
  Other assets..............................................           7                     11                       8
                                                                --------             ----------              ----------
Total assets................................................     551,935              1,420,304                 865,675
                                                                --------             ----------              ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................          --                     --                      --
  Bank overdraft -- U.S. Dollars............................           4                  8,330                      --
  Payable upon return of securities loaned..................          --                209,774                 147,854
  Payables:
    Investment securities purchased.........................          --                  9,261                     628
    Fund shares redeemed....................................         194                    706                     689
    Variation margin........................................          --                     --                      --
    Forward foreign bonds...................................          --                     --                      --
    Investment advisory and management fees.................          36                     80                      38
    Administrative fees.....................................          12                     --                      16
    Distribution fees.......................................           6                      5                       7
  Accrued expenses..........................................          20                     66                      46
                                                                --------             ----------              ----------
Total liabilities...........................................         272                228,222                 149,278
                                                                --------             ----------              ----------
Net assets..................................................    $551,663             $1,192,082              $  716,397
                                                                ========             ==========              ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $484,355             $  979,911              $  714,705
Accumulated undistributed (distribution in excess of ) net
  investment income (loss)..................................          --                    717                  52,961
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................       2,787                 28,096                 (41,908)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      64,521                183,358                  (9,361)
                                                                --------             ----------              ----------
Net assets..................................................    $551,663             $1,192,082              $  716,397
                                                                ========             ==========              ==========
Shares authorized...........................................     800,000                700,000               2,800,000
                                                                --------             ----------              ----------
Par value...................................................    $  0.001             $    0.001              $    0.001
                                                                --------             ----------              ----------
CLASS IA:  Net asset value per share........................    $  12.54             $    30.07              $     9.80
                                                                --------             ----------              ----------
           Shares outstanding...............................      27,548                 33,675                  45,285
                                                                --------             ----------              ----------
           Net assets.......................................    $345,558             $1,012,774              $  443,859
                                                                --------             ----------              ----------
CLASS IB:  Net asset value per share........................    $  12.42             $    29.85              $     9.70
                                                                --------             ----------              ----------
           Shares outstanding...............................      16,589                  6,008                  28,087
                                                                --------             ----------              ----------
           Net assets.......................................    $206,105             $  179,308              $  272,538
                                                                --------             ----------              ----------
@ Cost of securities........................................    $484,208             $1,223,368              $  858,827
                                                                --------             ----------              ----------
@ Market value of securities on loan........................    $     --             $  202,685              $  144,775
                                                                --------             ----------              ----------
* Cash held as collateral on loaned securities..............    $     --             $       --              $       --
                                                                --------             ----------              ----------
# Cost of foreign currency on deposit with custodian........    $     --             $       --              $       --
                                                                --------             ----------              ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                          HARTFORD
                        INTERNATIONAL     HARTFORD         HARTFORD         HARTFORD        HARTFORD      HARTFORD
        HARTFORD           CAPITAL      INTERNATIONAL    INTERNATIONAL    INTERNATIONAL     LARGECAP       MIDCAP
          INDEX         APPRECIATION    OPPORTUNITIES    SMALL COMPANY        STOCK          GROWTH         STOCK
        HLS FUND          HLS FUND        HLS FUND         HLS FUND         HLS FUND        HLS FUND      HLS FUND
        --------        -------------   -------------    -------------    -------------     --------      --------
       $2,243,628         $711,627       $1,646,261        $351,820          $116,700       $ 69,042      $ 57,878
               --               --               --               1                17             --            --
               --              482            5,581              --                --             --            --
               --                1                4             892                --             --            --
           10,292            3,626           16,910             246                --             --           303
              369              556              901             312                 6             61            18
            2,590              387            1,157             316               116             79            17
                3               --               --              --                --             --            --
                9                4                3               5                 1              3             3
       ----------         --------       ----------        --------          --------       --------      --------
        2,256,891          716,683        1,670,817         353,592           116,840         69,185        58,219
       ----------         --------       ----------        --------          --------       --------      --------
               --                6               21             202                --             --            --
               98               11            5,501              --                --             --            --
          283,177           98,015           85,429          67,369            20,371             --         2,091
            2,458            3,181            7,873              --                64             --           817
            5,915              176              595              57               245             30            90
               82               --               --              --                --             --            --
               --               --               --              --                --             --            --
               22               41               83              20                 9              6             4
               43               14               34               6                --             --            --
                7                7                9               3                --             --            --
               86              105              220              66                22             13             8
       ----------         --------       ----------        --------          --------       --------      --------
          291,888          101,556           99,765          67,723            20,711             49         3,010
       ----------         --------       ----------        --------          --------       --------      --------
       $1,965,003         $615,127       $1,571,052        $285,869          $ 96,129       $ 69,136      $ 55,209
       ==========         ========       ==========        ========          ========       ========      ========
       $1,636,958         $532,483       $1,403,134        $258,571          $ 93,832       $103,832      $ 49,783
            1,153              310           16,708             189             1,457             30            --
          100,927            7,559          (25,025)          3,422           (16,562)       (40,764)         (232)
          225,965           74,775          176,235          23,687            17,402          6,038         5,658
       ----------         --------       ----------        --------          --------       --------      --------
       $1,965,003         $615,127       $1,571,052        $285,869          $ 96,129       $ 69,136      $ 55,209
       ==========         ========       ==========        ========          ========       ========      ========
        4,000,000          800,000        2,625,000         800,000           700,000        700,000       700,000
       ----------         --------       ----------        --------          --------       --------      --------
       $    0.001         $  0.001       $    0.001        $  0.001          $  0.001       $  0.001      $  0.001
       ----------         --------       ----------        --------          --------       --------      --------
       $    31.97         $  12.48       $    13.59        $  14.84          $  14.97       $   9.59      $  11.33
       ----------         --------       ----------        --------          --------       --------      --------
           53,214           29,702           92,083          13,057             6,420          7,207         4,866
       ----------         --------       ----------        --------          --------       --------      --------
       $1,701,424         $370,555       $1,251,426        $193,712          $ 96,129       $ 69,136      $ 55,209
       ----------         --------       ----------        --------          --------       --------      --------
       $    31.84         $  12.40       $    13.52        $  14.71
       ----------         --------       ----------        --------
            8,278           19,730           23,640           6,263
       ----------         --------       ----------        --------
       $  263,579         $244,572       $  319,626        $ 92,157
       ----------         --------       ----------        --------
       $2,017,502         $636,848       $1,470,014        $328,822          $ 99,297       $ 63,004      $ 52,220
       ----------         --------       ----------        --------          --------       --------      --------
       $  272,091         $ 93,862       $   81,062        $ 63,857          $ 19,387       $     --      $  2,042
       ----------         --------       ----------        --------          --------       --------      --------
       $       --         $     --       $       --        $     --          $     --       $     --      $     --
       ----------         --------       ----------        --------          --------       --------      --------
       $       --         $    478       $    5,583        $     --          $     --       $     --      $     --
       ----------         --------       ----------        --------          --------       --------      --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD              HARTFORD                HARTFORD
                                                                 MONEY                MORTGAGE                SMALLCAP
                                                                 MARKET              SECURITIES                GROWTH
                                                                HLS FUND              HLS FUND                HLS FUND
                                                                --------             ----------               --------
ASSETS
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,613,324            $  662,997              $1,247,203
  Cash*.....................................................           --                    --                      41
  Foreign currency on deposit with custodian#...............           --                    --                      --
  Unrealized appreciation on forward foreign currency
    contracts...............................................           --                    --                      --
  Receivables:
    Investment securities sold..............................           --                39,294                   5,743
    Fund shares sold........................................        6,521                    --                     401
    Dividends and interest..................................        3,589                 2,795                   1,012
    Variation margin........................................           --                    --                      --
  Other assets..............................................           --                     3                      12
                                                               ----------            ----------              ----------
Total assets................................................    1,623,434               705,089               1,254,412
                                                               ----------            ----------              ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                    --                      --
  Bank overdraft -- U.S. Dollars............................            4                    43                      --
  Payable upon return of securities loaned..................           --                    --                 267,228
  Payables:
    Investment securities purchased.........................           --                83,437                  10,336
    Fund shares redeemed....................................        5,407                   919                     716
    Variation margin........................................           --                    --                      --
    Forward foreign bonds...................................           --                    --                      --
    Investment advisory and management fees.................           44                    17                      66
    Administrative fees.....................................           35                    14                      --
    Distribution fees.......................................            7                     5                       7
  Accrued expenses..........................................           61                    23                      32
                                                               ----------            ----------              ----------
Total liabilities...........................................        5,558                84,458                 278,385
                                                               ----------            ----------              ----------
Net assets..................................................   $1,617,876            $  620,631              $  976,027
                                                               ==========            ==========              ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $1,617,876            $  610,718              $  876,144
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................           --                30,369                      --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................           --               (16,952)                 (2,841)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................           --                (3,504)                102,724
                                                               ----------            ----------              ----------
Net assets..................................................   $1,617,876            $  620,631              $  976,027
                                                               ==========            ==========              ==========
Shares authorized...........................................    7,000,000             1,200,000                 700,000
                                                               ----------            ----------              ----------
Par value...................................................   $    0.001            $    0.001              $    0.001
                                                               ----------            ----------              ----------
CLASS IA:  Net asset value per share........................   $     1.00            $    11.50              $    20.88
                                                               ----------            ----------              ----------
           Shares outstanding...............................    1,353,836                39,799                  33,731
                                                               ----------            ----------              ----------
           Net assets.......................................   $1,353,836            $  457,600              $  704,168
                                                               ----------            ----------              ----------
CLASS IB:  Net asset value per share........................   $     1.00            $    11.40              $    20.83
                                                               ----------            ----------              ----------
           Shares outstanding...............................      264,040                14,301                  13,053
                                                               ----------            ----------              ----------
           Net assets.......................................   $  264,040            $  163,031              $  271,859
                                                               ----------            ----------              ----------
@ Cost of securities........................................   $1,613,324            $  666,501              $1,144,479
                                                               ----------            ----------              ----------
@ Market value of securities on loan........................   $       --            $       --              $  254,241
                                                               ----------            ----------              ----------
* Cash held as collateral on loaned securities..............   $       --            $       --              $      124
                                                               ----------            ----------              ----------
# Cost of foreign currency on deposit with custodian........   $       --            $       --              $       --
                                                               ----------            ----------              ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                       HARTFORD      HARTFORD U.S.                     HARTFORD
        SMALLCAP         HARTFORD    TOTAL RETURN     GOVERNMENT        HARTFORD         VALUE
          VALUE           STOCK          BOND         SECURITIES         VALUE       OPPORTUNITIES
        HLS FUND         HLS FUND      HLS FUND        HLS FUND         HLS FUND       HLS FUND
        --------         --------    ------------    -------------      --------     -------------
        $102,352        $5,856,917    $4,911,045      $1,143,409        $330,611        $578,436
             489              446            609              70               1              34
              --               --             68              --              --               1
              --               --          2,318              --              --              --
             924           22,400            305          84,858              --           7,374
              57              441          2,345             651             132             548
              84            5,265         30,541           5,847             511             446
              --               --             --              --              --              --
               3                3             17               6               5               7
        --------        ----------    ----------      ----------        --------        --------
         103,909        5,885,472      4,947,248       1,234,841         331,260         586,846
        --------        ----------    ----------      ----------        --------        --------
              --               42            190              --              --              --
              --               --             --              --              --              --
              --          311,039        457,908         211,129           5,918          35,559
             354            9,445        670,829         108,563             966           8,691
              39            6,483          4,261             138             903             458
              --               --             --              --              --              --
              --               --             --              --              --              --
              10              158            109              45              22              37
              --              123             84              --               7              --
              --               21             29               9               4               4
              10              386            123              30              14              24
        --------        ----------    ----------      ----------        --------        --------
             413          327,697      1,133,533         319,914           7,834          44,773
        --------        ----------    ----------      ----------        --------        --------
        $103,496        $5,557,775    $3,813,715      $  914,927        $323,426        $542,073
        ========        ==========    ==========      ==========        ========        ========
        $ 88,549        $5,436,745    $3,841,214      $  912,842        $263,264        $455,749
              --              835         13,086          32,259             128             282
           2,372         (291,808)       (18,990)        (21,555)          8,779          34,257
          12,575          412,003        (21,595)         (8,619)         51,255          51,785
        --------        ----------    ----------      ----------        --------        --------
        $103,496        $5,557,775    $3,813,715      $  914,927        $323,426        $542,073
        ========        ==========    ==========      ==========        ========        ========
         700,000        4,000,000      5,000,000         700,000         800,000         700,000
        --------        ----------    ----------      ----------        --------        --------
        $  0.001        $   0.001     $    0.001      $    0.001        $  0.001        $  0.001
        --------        ----------    ----------      ----------        --------        --------
        $  13.77        $   49.21     $    11.27      $    11.09        $  11.18        $  18.93
        --------        ----------    ----------      ----------        --------        --------
           7,502           97,289        243,608          53,300          17,326          20,609
        --------        ----------    ----------      ----------        --------        --------
        $103,350        $4,787,612    $2,745,115      $  591,007        $193,655        $390,113
        --------        ----------    ----------      ----------        --------        --------
        $  13.74        $   49.10     $    11.20      $    11.03        $  11.14        $  18.83
        --------        ----------    ----------      ----------        --------        --------
              11           15,685         95,384          29,355          11,647           8,069
        --------        ----------    ----------      ----------        --------        --------
        $    146        $ 770,163     $1,068,600      $  323,920        $129,771        $151,960
        --------        ----------    ----------      ----------        --------        --------
        $ 89,777        $5,444,874    $4,934,741      $1,152,028        $279,356        $526,650
        --------        ----------    ----------      ----------        --------        --------
        $     --        $ 297,979     $  448,541      $  206,601        $  5,705        $ 34,447
        --------        ----------    ----------      ----------        --------        --------
        $     --        $      --     $       --      $       --        $     --        $     --
        --------        ----------    ----------      ----------        --------        --------
        $     --        $      --     $       --      $       --        $     --        $     --
        --------        ----------    ----------      ----------        --------        --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD             HARTFORD                   HARTFORD
                                                              ADVISERS          BLUE CHIP STOCK         CAPITAL APPRECIATION
                                                              HLS FUND             HLS FUND                   HLS FUND
                                                              ---------         ---------------         --------------------
INVESTMENT INCOME:
  Dividends.................................................  $115,138              $1,761                   $  187,083
  Interest..................................................   147,369                  31                        5,154
  Securities lending........................................     3,422                  --                        3,023
  Miscellaneous.............................................        80                   3                        2,281
  Less: Foreign tax withheld................................      (966)                 (2)                      (6,297)
                                                              ---------             ------                   ----------
    Total investment income, net............................   265,043               1,793                      191,244
                                                              ---------             ------                   ----------
EXPENSES:
  Investment management and advisory fees...................    43,688               1,400                       56,852
  Administrative services fees..............................    20,399                  --                       26,342
  Distribution fees -- Class B..............................     3,488                  --                        6,456
  Custodian fees............................................       387                  15                        4,011
  Accounting services.......................................     2,040                  --                        2,634
  Board of Directors' fees..................................       125                   1                          148
  Other expenses............................................     1,514                  21                        1,599
                                                              ---------             ------                   ----------
  Total expenses (before waivers and fees paid
    indirectly).............................................    71,641               1,437                       98,042
  Expense waivers...........................................    (1,663)               (159)                          --
  Fees paid indirectly......................................    (1,091)                 --                       (3,277)
                                                              ---------             ------                   ----------
  Total waivers and fees paid indirectly....................    (2,754)               (159)                      (3,277)
                                                              ---------             ------                   ----------
  Total expenses, net.......................................    68,887               1,278                       94,765
                                                              ---------             ------                   ----------
  Net investment income (loss)..............................   196,156                 515                       96,479
                                                              ---------             ------                   ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................   905,415               5,411                    2,127,676
  Net realized gain (loss) on futures and options
    contracts...............................................     1,383                  --                          673
  Net realized gain (loss) on foreign currency
    transactions............................................       (43)                 (9)                      (2,402)
                                                              ---------             ------                   ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............   906,755               5,402                    2,125,947
                                                              ---------             ------                   ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................  (420,842)              2,519                     (294,718)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................       158                  --                           --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       (45)                 --                           96
                                                              ---------             ------                   ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................  (420,729)              2,519                     (294,622)
                                                              ---------             ------                   ----------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES AND OPTIONS CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................   486,026               7,921                    1,831,325
                                                              ---------             ------                   ----------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................        --                  --                           --
                                                              ---------             ------                   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $682,182              $8,436                   $1,927,804
                                                              =========             ======                   ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          HARTFORD               HARTFORD             HARTFORD           HARTFORD      HARTFORD      HARTFORD          HARTFORD
    CAPITAL OPPORTUNITIES   DISCIPLINED EQUITY   DIVIDEND AND GROWTH   EQUITY INCOME    FOCUS     GLOBAL ADVISERS   GLOBAL LEADERS
          HLS FUND               HLS FUND             HLS FUND           HLS FUND      HLS FUND      HLS FUND          HLS FUND
    ---------------------   ------------------   -------------------   -------------   --------   ---------------   --------------
            $ 163                $ 19,424             $142,613            $ 6,847       $1,349       $  4,025          $ 17,537
                2                   1,369                6,494                179           83          6,097               406
               --                     102                  906                 --           --            156               883
                2                     179                  148                 --           --             14                --
               (1)                     --               (1,274)                (6)          (6)          (323)           (1,649)
            -----                --------             --------            -------       ------       --------          --------
              166                  21,074              148,887              7,020        1,426          9,969            17,177
            -----                --------             --------            -------       ------       --------          --------
              127                   5,868               27,663              1,440          560          2,344             6,029
               --                   2,350               12,606                464          173            846             2,426
               --                     789                3,666                149           97            196               682
                5                      15                    8                 13           14            180               463
               --                     235                1,261                 46           17             84               242
               --                      13                   75                  2            1              5                13
               18                     167                  730                 29           31             61               186
            -----                --------             --------            -------       ------       --------          --------
              150                   9,437               46,009              2,143          893          3,716            10,041
              (28)                     --                   --               (233)         (15)            --                --
               --                    (142)                (457)               (18)         (14)          (251)           (1,155)
            -----                --------             --------            -------       ------       --------          --------
              (28)                   (142)                (457)              (251)         (29)          (251)           (1,155)
            -----                --------             --------            -------       ------       --------          --------
              122                   9,295               45,552              1,892          864          3,465             8,886
            -----                --------             --------            -------       ------       --------          --------
               44                  11,779              103,335              5,128          562          6,504             8,291
            -----                --------             --------            -------       ------       --------          --------
               32                  77,576              247,983                909        7,374         16,278            77,795
               --                     726                   --                 --          105          1,304                --
               --                      --                  (39)                 6            6          2,666              (658)
            -----                --------             --------            -------       ------       --------          --------
               32                  78,302              247,944                915        7,485         20,248            77,137
            -----                --------             --------            -------       ------       --------          --------
             (147)                (11,639)              18,268              6,664         (247)       (19,325)          (57,421)
               --                    (624)                  --                 --           --            485                --
               --                      --                   --                 --           --          4,101               (50)
            -----                --------             --------            -------       ------       --------          --------
             (147)                (12,263)              18,268              6,664         (247)       (14,739)          (57,471)
            -----                --------             --------            -------       ------       --------          --------
             (115)                 66,039              266,212              7,579        7,238          5,509            19,666
            -----                --------             --------            -------       ------       --------          --------
               --                      --                   --                 --           --             --                --
            -----                --------             --------            -------       ------       --------          --------
            $ (71)               $ 77,818             $369,547            $12,707       $7,800       $ 12,013          $ 27,957
            =====                ========             ========            =======       ======       ========          ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD               HARTFORD                HARTFORD
                                                               GROWTH          GROWTH OPPORTUNITIES         HIGH YIELD
                                                              HLS FUND               HLS FUND                HLS FUND
                                                              --------         --------------------         ----------
INVESTMENT INCOME:
  Dividends.................................................  $ 3,641                $  6,800                $     21
  Interest..................................................      465                     570                  54,459
  Securities lending........................................       --                   1,137                     467
  Miscellaneous.............................................       --                     863                     500
  Less: Foreign tax withheld................................      (28)                   (109)                     --
                                                              -------                --------                --------
    Total investment income, net............................    4,078                   9,261                  55,447
                                                              -------                --------                --------
EXPENSES:
  Investment management and advisory fees...................    2,892                   6,186                   4,001
  Administrative services fees..............................      965                      --                   1,527
  Distribution fees -- Class B..............................      471                     348                     730
  Custodian fees............................................       10                     100                      58
  Accounting services.......................................       96                      --                     152
  Board of Directors' fees..................................        5                      12                       9
  Other expenses............................................       78                     166                     131
                                                              -------                --------                --------
  Total expenses (before waivers and fees paid
    indirectly).............................................    4,517                   6,812                   6,608
  Expense waivers...........................................       --                      --                     (61)
  Fees paid indirectly......................................      (75)                   (530)                    (16)
                                                              -------                --------                --------
  Total waivers and fees paid indirectly....................      (75)                   (530)                    (77)
                                                              -------                --------                --------
  Total expenses, net.......................................    4,442                   6,282                   6,531
                                                              -------                --------                --------
  Net investment income (loss)..............................     (364)                  2,979                  48,916
                                                              -------                --------                --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................    6,503                 131,573                   2,741
  Net realized gain (loss) on futures and options
    contracts...............................................       --                      --                    (168)
  Net realized gain (loss) on foreign currency
    transactions............................................       --                      (4)                     25
                                                              -------                --------                --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............    6,503                 131,569                   2,598
                                                              -------                --------                --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................   21,713                  28,112                 (39,710)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................       --                      --                     (58)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       --                       9                    (393)
                                                              -------                --------                --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   21,713                  28,121                 (40,161)
                                                              -------                --------                --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............   28,216                 159,690                 (37,563)
                                                              -------                --------                --------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................      440                   1,140                   4,027
                                                              -------                --------                --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $28,292                $163,809                $ 15,380
                                                              =======                ========                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     HARTFORD           HARTFORD        HARTFORD        HARTFORD
    HARTFORD      INTERNATIONAL       INTERNATIONAL   INTERNATIONAL   INTERNATIONAL      HARTFORD         HARTFORD
     INDEX     CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY       STOCK       LARGECAP GROWTH   MIDCAP STOCK
    HLS FUND         HLS FUND           HLS FUND        HLS FUND        HLS FUND         HLS FUND         HLS FUND
    --------   --------------------   -------------   -------------   -------------   ---------------   ------------
    $38,087          $ 9,658            $ 28,293         $ 4,533         $ 2,691           $813            $  203
        463              531               1,422             245              34             13                26
        213              483                 986             232              80             --                 9
          8               --                  --              --              --             --                --
         --           (1,283)             (3,385)           (482)           (331)            (6)               --
    --------         -------            --------         -------         -------           ----            ------
     38,771            9,389              27,316           4,528           2,474            820               238
    --------         -------            --------         -------         -------           ----            ------
      4,076            3,071               6,792           1,355             801            622               503
      4,136              987               2,784             417              --             --                --
        645              502                 700             184              --             --                --
         56              356                 737             229              67              6                 8
        414               99                 279              42              --             --                --
         25                5                  16               2               1             --                 1
        284               81                 259              49              13             37                54
    --------         -------            --------         -------         -------           ----            ------
      9,636            5,101              11,567           2,278             882            665               566
       (348)              --                  --              --              --            (70)             (112)
         (3)            (341)               (565)            (74)            (25)            (3)               --
    --------         -------            --------         -------         -------           ----            ------
       (351)            (341)               (565)            (74)            (25)           (73)             (112)
    --------         -------            --------         -------         -------           ----            ------
      9,285            4,760              11,002           2,204             857            592               454
    --------         -------            --------         -------         -------           ----            ------
     29,486            4,629              16,314           2,324           1,617            228              (216)
    --------         -------            --------         -------         -------           ----            ------
    112,687           15,382             195,560          20,323           9,046            (39)            2,108
        238               --                  --              --              --             --                --
         --             (424)              1,040           3,425            (135)             1                 4
    --------         -------            --------         -------         -------           ----            ------
    112,925           14,958             196,600          23,748           8,911            (38)            2,112
    --------         -------            --------         -------         -------           ----            ------
    (55,172)          27,809             (14,013)         11,098            (336)           474               491
       (580)              --                  --              --              --             --                --
         --              (26)               (181)          1,596              (8)            --                --
    --------         -------            --------         -------         -------           ----            ------
    (55,752)          27,783             (14,194)         12,694            (344)           474               491
    --------         -------            --------         -------         -------           ----            ------
     57,173           42,741             182,406          36,442           8,567            436             2,603
    --------         -------            --------         -------         -------           ----            ------
         --               --                  --              --              --             --                --
    --------         -------            --------         -------         -------           ----            ------
    $86,659          $47,370            $198,720         $38,766         $10,184           $664            $2,387
    ========         =======            ========         =======         =======           ====            ======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD                HARTFORD                  HARTFORD
                                                             MONEY MARKET         MORTGAGE SECURITIES         SMALLCAP GROWTH
                                                               HLS FUND                HLS FUND                  HLS FUND
                                                             ------------         -------------------         ---------------
INVESTMENT INCOME:
  Dividends................................................    $    --                 $     --                   $ 5,427
  Interest.................................................     53,750                   31,542                       635
  Securities lending.......................................         --                       --                       860
  Miscellaneous............................................         --                       --                         1
  Less: Foreign tax withheld...............................         --                       --                        (3)
                                                               -------                 --------                   -------
  Total investment income, net.............................     53,750                   31,542                     6,920
                                                               -------                 --------                   -------
EXPENSES:
  Investment management and advisory fees..................      4,092                    1,665                     5,136
  Administrative services fees.............................      3,273                    1,332                        --
  Distribution fees -- Class B.............................        660                      436                       594
  Custodian fees...........................................         14                       12                        19
  Accounting services......................................        328                      133                        --
  Board of Directors' fees.................................         19                        9                         9
  Other expenses...........................................        372                       86                       127
                                                               -------                 --------                   -------
  Total expenses (before waivers and fees paid
    indirectly)............................................      8,758                    3,673                     5,885
  Expense waivers..........................................         --                       --                        --
  Fees paid indirectly.....................................         (6)                      (6)                      (87)
                                                               -------                 --------                   -------
  Total waivers and fees paid indirectly...................         (6)                      (6)                      (87)
                                                               -------                 --------                   -------
  Total expenses, net......................................      8,752                    3,667                     5,798
                                                               -------                 --------                   -------
  Net investment income (loss).............................     44,998                   27,875                     1,122
                                                               -------                 --------                   -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments..................          3                   (5,097)                   78,274
  Net realized gain (loss) on futures and options
    contracts..............................................         --                     (115)                      658
  Net realized gain (loss) on foreign currency
    transactions...........................................         --                       --                        --
                                                               -------                 --------                   -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......          3                   (5,212)                   78,932
                                                               -------                 --------                   -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments............................................         --                   (7,517)                   13,632
  Net unrealized appreciation (depreciation) of futures and
    options contracts......................................         --                       --                       (57)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign
    currencies.............................................         --                       --                        --
                                                               -------                 --------                   -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS....................................         --                   (7,517)                   13,575
                                                               -------                 --------                   -------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS..............          3                  (12,729)                   92,507
                                                               -------                 --------                   -------
PAYMENT FROM AFFILIATE (SEE NOTE 3)........................         --                       --                     1,892
                                                               -------                 --------                   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $45,001                 $ 15,146                   $95,521
                                                               =======                 ========                   =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                       HARTFORD                    HARTFORD
       HARTFORD      HARTFORD       HARTFORD        U.S. GOVERNMENT   HARTFORD       VALUE
    SMALLCAP VALUE    STOCK     TOTAL RETURN BOND     SECURITIES       VALUE     OPPORTUNITIES
       HLS FUND      HLS FUND       HLS FUND           HLS FUND       HLS FUND     HLS FUND
    --------------   --------   -----------------   ---------------   --------   -------------
       $ 1,689       $97,729        $    732           $     --       $ 6,769       $ 7,649
           304         2,400         165,540             35,092           145           242
            --           218           1,314                326            14           130
             7             1             193                 34            15             6
            --          (714)             --                 --           (14)         (223)
       -------       --------       --------           --------       -------       -------
         2,000        99,634         167,779             35,452         6,929         7,804
       -------       --------       --------           --------       -------       -------
           939        15,189           9,582              3,874         1,883         2,876
            --        11,801           7,316                 --           612            --
            --         1,854           2,641                801           316           316
            16           289             117                 13             9            38
            --         1,180             731                 --            61            --
             1            70              42                  9             3             5
            36           912             476                112            54            72
       -------       --------       --------           --------       -------       -------
           992        31,295          20,905              4,809         2,938         3,307
            --            --              --                 --            --            --
            (2)         (913)            (72)                (7)          (34)          (42)
       -------       --------       --------           --------       -------       -------
            (2)         (913)            (72)                (7)          (34)          (42)
       -------       --------       --------           --------       -------       -------
           990        30,382          20,833              4,802         2,904         3,265
       -------       --------       --------           --------       -------       -------
         1,010        69,252         146,946             30,650         4,025         4,539
       -------       --------       --------           --------       -------       -------
        12,660       544,307             545            (10,913)       10,536        35,162
            --        (1,446)            408                 --            --            --
            --           (55)          7,865                 --             1           (12)
       -------       --------       --------           --------       -------       -------
        12,660       542,806           8,818            (10,913)       10,537        35,150
       -------       --------       --------           --------       -------       -------
        (5,275)      (91,521)        (86,163)            (7,426)        9,277         2,147
            --            --              --                 --            --            --
            --           (40)         15,864                 --            --             2
       -------       --------       --------           --------       -------       -------
        (5,275)      (91,561)        (70,299)            (7,426)        9,277         2,149
       -------       --------       --------           --------       -------       -------
         7,385       451,245         (61,220)           (18,339)       19,814        37,299
       -------       --------       --------           --------       -------       -------
            --            --              --                 --            --            --
       -------       --------       --------           --------       -------       -------
       $ 8,395       $520,497       $ 85,465           $ 12,311       $23,839       $41,838
       =======       ========       ========           ========       =======       =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD ADVISERS
                                                                        HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................  $   196,156     $   241,757
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      906,755         385,409
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................     (420,729)       (226,840)
  Payment from affiliate....................................           --              --
                                                              -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      682,182         400,326
                                                              -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (272,290)       (202,407)
    Class IB................................................      (39,286)        (26,369)
  From net realized gain on investments
    Class IA................................................     (351,514)             --
    Class IB................................................      (58,538)             --
  From tax-return of capital
    Class IA................................................     (118,875)             --
    Class IB................................................      (19,797)             --
                                                              -----------     -----------
    Total distributions.....................................     (860,300)       (228,776)
                                                              -----------     -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      187,216         684,089
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............      742,679         202,407
      Redeemed..............................................   (2,318,933)     (1,694,597)
                                                              -----------     -----------
    Total capital share transactions........................   (1,389,038)       (808,101)
                                                              -----------     -----------
    Class IB
      Sold..................................................       63,508         296,277
      Issued on reinvestment of distributions...............      117,621          26,369
      Redeemed..............................................     (252,096)       (146,492)
                                                              -----------     -----------
    Total capital share transactions........................      (70,967)        176,154
                                                              -----------     -----------
         Net increase (decrease) from capital share
         transactions.......................................   (1,460,005)       (631,947)
                                                              -----------     -----------
         Net increase (decrease) in net assets..............   (1,638,123)       (460,397)
NET ASSETS:
  Beginning of period.......................................   11,161,693      11,622,090
                                                              -----------     -----------
  End of period.............................................  $ 9,523,570     $11,161,693
                                                              ===========     ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --     $   119,439
                                                              ===========     ===========
SHARES:
    Class IA
      Sold..................................................        8,100          30,227
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............       32,735           8,863
      Redeemed..............................................      (99,678)        (75,051)
                                                              -----------     -----------
    Total share activity....................................      (58,843)        (35,961)
                                                              -----------     -----------
    Class IB
      Sold..................................................        2,719          13,009
      Issued on reinvestment of distributions...............        5,150           1,148
      Redeemed..............................................      (10,778)         (6,454)
                                                              -----------     -----------
    Total share activity....................................       (2,909)          7,703
                                                              -----------     -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD BLUE CHIP STOCK HLS    HARTFORD CAPITAL APPRECIATION   HARTFORD CAPITAL OPPORTUNITIES    HARTFORD DISCIPLINED EQUITY
                FUND                          HLS FUND                         HLS FUND                        HLS FUND
    -----------------------------   -----------------------------   -------------------------------   ---------------------------
    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
        ENDED           ENDED           ENDED           ENDED           ENDED            ENDED           ENDED          ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2005            2004            2005            2004             2005             2004            2005           2004
    -------------   -------------   -------------   -------------   --------------   --------------   ------------   ------------
      $    515        $    974       $    96,479     $    83,808        $    44          $    61       $   11,779     $   13,344
         5,402           6,797         2,125,947       1,594,708             32            2,155           78,302         45,382
         2,519           6,722          (294,622)        430,300           (147)            (747)         (12,263)        19,389
            --              --                --              --             --               --               --             --
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
         8,436          14,493         1,927,804       2,108,816            (71)           1,469           77,818         78,115
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
        (1,289)           (344)          (99,634)        (33,253)           (42)             (61)         (11,182)        (8,044)
            --              --           (15,790)         (4,962)            --               --           (2,973)        (2,377)
            --              --        (1,510,221)             --             --               --               --             --
            --              --          (373,818)             --             --               --               --             --
            --              --                --              --            (11)              --               --             --
            --              --                --              --             --               --               --             --
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
        (1,289)           (344)       (1,999,463)        (38,215)           (53)             (61)         (14,155)       (10,421)
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
         2,729           4,104           980,291       1,880,828            915            1,251          347,973        255,836
            --              --                --              --             --               --               --             --
         1,289             344         1,609,855          33,253             53               61           11,182          8,044
       (29,847)        (27,425)       (1,962,162)     (1,777,088)        (2,808)          (5,134)        (156,297)      (229,501)
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
       (25,829)        (22,977)          627,984         136,993         (1,840)          (3,822)         202,858         34,379
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
                                         325,619         708,826                                           80,477        118,213
                                         389,608           4,962                                            2,973          2,377
                                        (418,122)       (155,787)                                         (31,269)       (23,252)
                                     -----------     -----------                                       ----------     ----------
                                         297,105         558,001                                           52,181         97,338
                                     -----------     -----------                                       ----------     ----------
       (25,829)        (22,977)          925,089         694,994         (1,840)          (3,822)         255,039        131,717
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
       (18,682)         (8,828)          853,430       2,765,595         (1,964)          (2,414)         318,702        199,411
       173,702         182,530        13,257,743      10,492,148         15,380           17,794        1,041,109        841,698
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
      $155,020        $173,702       $14,111,173     $13,257,743        $13,416          $15,380       $1,359,811     $1,041,109
      ========        ========       ===========     ===========        =======          =======       ==========     ==========
      $     73        $    860       $     2,079     $    30,692        $    --          $    --       $      571     $    3,295
      ========        ========       ===========     ===========        =======          =======       ==========     ==========
           155             246            17,986          39,789            133              191           28,356         22,630
            --              --                --              --             --               --               --             --
            72              21            30,675             646              8                9              886            676
        (1,687)         (1,651)          (36,297)        (37,673)          (407)            (780)         (12,853)       (20,373)
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
        (1,460)         (1,384)           12,364           2,762           (266)            (580)          16,389          2,933
      --------        --------       -----------     -----------        -------          -------       ----------     ----------
                                           6,092          15,087                                            6,744         10,515
                                           7,457              97                                              237            201
                                          (7,702)         (3,353)                                          (2,575)        (2,068)
                                     -----------     -----------                                       ----------     ----------
                                           5,847          11,831                                            4,406          8,648
                                     -----------     -----------                                       ----------     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD
                                                                  DIVIDEND AND GROWTH
                                                                        HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................   $  103,335      $   89,028
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      247,944         207,825
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       18,268         362,363
  Payment from affiliate....................................           --              --
                                                               ----------      ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      369,547         659,216
                                                               ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (91,433)        (60,106)
    Class IB................................................      (23,657)        (15,428)
  From net realized gain on investments
    Class IA................................................     (211,926)             --
    Class IB................................................      (64,731)             --
  From tax-return of capital
    Class IA................................................           --              --
    Class IB................................................           --              --
                                                               ----------      ----------
    Total distributions.....................................     (391,747)        (75,534)
                                                               ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      702,681       1,178,378
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............      303,359          60,106
      Redeemed..............................................     (729,202)       (901,504)
                                                               ----------      ----------
    Total capital share transactions........................      276,838         336,980
                                                               ----------      ----------
    Class IB
      Sold..................................................      183,594         420,242
      Issued on reinvestment of distributions...............       88,388          15,428
      Redeemed..............................................     (154,365)        (73,452)
                                                               ----------      ----------
    Total capital share transactions........................      117,617         362,218
                                                               ----------      ----------
         Net increase (decrease) from capital share
         transactions.......................................      394,455         699,198
                                                               ----------      ----------
         Net increase (decrease) in net assets..............      372,255       1,282,880
NET ASSETS:
  Beginning of period.......................................    6,113,074       4,830,194
                                                               ----------      ----------
  End of period.............................................   $6,485,329      $6,113,074
                                                               ==========      ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $    1,884      $   14,303
                                                               ==========      ==========
SHARES:
    Class IA
      Sold..................................................       33,702          61,247
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............       14,549           2,922
      Redeemed..............................................      (34,828)        (46,811)
                                                               ----------      ----------
    Total share activity....................................       13,423          17,358
                                                               ----------      ----------
    Class IB
      Sold..................................................        8,897          21,987
      Issued on reinvestment of distributions...............        4,254             752
      Redeemed..............................................       (7,409)         (3,832)
                                                               ----------      ----------
    Total share activity....................................        5,742          18,907
                                                               ----------      ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD EQUITY INCOME HLS                                  HARTFORD GLOBAL ADVISERS HLS    HARTFORD GLOBAL LEADERS HLS
               FUND                 HARTFORD FOCUS HLS FUND                 FUND                           FUND
    ---------------------------   ---------------------------   -----------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004           2005            2004            2005           2004
    ------------   ------------   ------------   ------------   -------------   -------------   ------------   ------------
      $  5,128       $  1,061       $    562       $    853       $  6,504        $  4,780       $    8,291     $    8,163
           915           (260)         7,485          9,330         20,248          35,847           77,137        111,649
         6,664          7,866           (247)        (7,487)       (14,739)          4,912          (57,471)        68,530
            --             --             --             --             --              --               --             --
      --------       --------       --------       --------       --------        --------       ----------     ----------
        12,707          8,667          7,800          2,696         12,013          45,539           27,957        188,342
      --------       --------       --------       --------       --------        --------       ----------     ----------
        (3,760)          (842)          (860)          (148)       (12,430)            (62)          (7,384)        (4,835)
        (1,110)          (206)          (501)           (55)        (2,383)             --           (1,309)          (891)
            --             (2)        (1,785)            --             --              --               --             --
            --             (1)        (1,463)            --             --              --               --             --
            --             --             --             --             --              --               --             --
            --             --             --             --             --              --               --             --
      --------       --------       --------       --------       --------        --------       ----------     ----------
        (4,870)        (1,051)        (4,609)          (203)       (14,813)            (62)          (8,693)        (5,726)
      --------       --------       --------       --------       --------        --------       ----------     ----------
       161,388         81,317         12,484         12,917         30,360          61,283           75,573        262,835
            --             --             --             --             --              --               --             --
         3,761            844          2,645            148         12,430              62            7,384          4,835
       (29,739)        (6,423)       (13,662)       (14,800)       (71,319)        (49,908)        (165,723)      (138,832)
      --------       --------       --------       --------       --------        --------       ----------     ----------
       135,410         75,738          1,467         (1,735)       (28,529)         11,437          (82,766)       128,838
      --------       --------       --------       --------       --------        --------       ----------     ----------
        59,757         24,745          6,808         12,940         15,851          47,912           47,667        127,774
         1,110            207          1,964             55          2,383              --            1,309            891
        (8,618)        (3,354)        (9,886)       (12,211)       (33,084)         (9,218)         (47,937)       (19,431)
      --------       --------       --------       --------       --------        --------       ----------     ----------
        52,249         21,598         (1,114)           784        (14,850)         38,694            1,039        109,234
      --------       --------       --------       --------       --------        --------       ----------     ----------
       187,659         97,336            353           (951)       (43,379)         50,131          (81,727)       238,072
      --------       --------       --------       --------       --------        --------       ----------     ----------
       195,496        104,952          3,544          1,542        (46,179)         95,608          (62,463)       420,688
       115,072         10,120         91,107         89,565        449,694         354,086        1,278,052        857,364
      --------       --------       --------       --------       --------        --------       ----------     ----------
      $310,568       $115,072       $ 94,651       $ 91,107       $403,515        $449,694       $1,215,589     $1,278,052
      ========       ========       ========       ========       ========        ========       ==========     ==========
      $    239       $      2       $     13       $    818       $  3,579        $  9,260       $      845     $    3,256
      ========       ========       ========       ========       ========        ========       ==========     ==========
        13,691          7,477          1,217          1,318          2,493           5,163            4,330         15,751
            --             --             --             --             --              --               --             --
           310             73            267             15          1,014               5              404            271
        (2,494)          (595)        (1,360)        (1,509)        (5,848)         (4,251)          (9,391)        (8,335)
      --------       --------       --------       --------       --------        --------       ----------     ----------
        11,507          6,955            124           (176)        (2,341)            917           (4,657)         7,687
      --------       --------       --------       --------       --------        --------       ----------     ----------
         5,122          2,280            666          1,326          1,312           4,034            2,759          7,696
            92             18            200              6            196              --               72             50
          (727)          (308)          (987)        (1,251)        (2,749)           (794)          (2,736)        (1,194)
      --------       --------       --------       --------       --------        --------       ----------     ----------
         4,487          1,990           (121)            81         (1,241)          3,240               95          6,552
      --------       --------       --------       --------       --------        --------       ----------     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD GROWTH
                                                                        HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................    $   (364)       $    (38)
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....       6,503          16,387
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      21,713          22,696
  Payment from affiliate....................................         440              --
                                                                --------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      28,292          39,045
                                                                --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          --              --
    Class IB................................................          --              --
  From net realized gain on investments
    Class IA................................................     (12,015)         (1,476)
    Class IB................................................      (7,929)         (1,054)
  From tax-return of capital
    Class IA................................................          --              --
    Class IB................................................          --              --
                                                                --------        --------
    Total distributions.....................................     (19,944)         (2,530)
                                                                --------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     212,798         310,174
      Issued in merger......................................          --              --
      Issued on reinvestment of distributions...............      12,015           1,476
      Redeemed..............................................    (134,784)       (212,314)
                                                                --------        --------
    Total capital share transactions........................      90,029          99,336
                                                                --------        --------
    Class IB
      Sold..................................................      52,952          85,212
      Issued on reinvestment of distributions...............       7,929           1,054
      Redeemed..............................................     (27,963)        (19,881)
                                                                --------        --------
    Total capital share transactions........................      32,918          66,385
                                                                --------        --------
         Net increase (decrease) from capital share
         transactions.......................................     122,947         165,721
                                                                --------        --------
         Net increase (decrease) in net assets..............     131,295         202,236
NET ASSETS:
  Beginning of period.......................................     420,368         218,132
                                                                --------        --------
  End of period.............................................    $551,663        $420,368
                                                                ========        ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $     --        $     --
                                                                ========        ========
SHARES:
    Class IA
      Sold..................................................      17,662          26,856
      Issued in merger......................................          --              --
      Issued on reinvestment of distributions...............         992             123
      Redeemed..............................................     (11,119)        (18,429)
                                                                --------        --------
    Total share activity....................................       7,535           8,550
                                                                --------        --------
    Class IB
      Sold..................................................       4,471           7,332
      Issued on reinvestment of distributions...............         661              88
      Redeemed..............................................      (2,346)         (1,732)
                                                                --------        --------
    Total share activity....................................       2,786           5,688
                                                                --------        --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD GROWTH OPPORTUNITIES                                                                    HARTFORD INTERNATIONAL
              HLS FUND              HARTFORD HIGH YIELD HLS FUND      HARTFORD INDEX HLS FUND     CAPITAL APPRECIATION HLS FUND
    -----------------------------   -----------------------------   ---------------------------   -----------------------------
    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
        ENDED           ENDED           ENDED           ENDED          ENDED          ENDED           ENDED           ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005            2004            2005            2004            2005           2004           2005            2004
    -------------   -------------   -------------   -------------   ------------   ------------   -------------   -------------
     $    2,979       $  1,680       $    48,916     $    47,255     $   29,486     $   34,210      $  4,629        $  1,548
        131,569        106,241             2,598          17,662        112,925         62,083        14,958          17,685
         28,121         27,679           (40,161)         (8,944)       (55,752)       115,680        27,783          31,397
          1,140             --             4,027              --             --             --            --              --
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
        163,809        135,600            15,380          55,973         86,659        211,973        47,370          50,630
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
         (1,991)            --           (30,128)        (21,904)       (32,716)       (24,079)       (2,955)             --
             --             --           (18,501)        (13,421)        (4,176)        (2,641)       (1,223)             --
        (62,345)            --                --              --        (56,659)        (6,629)      (15,233)         (2,371)
        (11,118)            --                --              --         (8,074)          (777)      (10,934)         (1,778)
             --             --                --              --             --             --            --              --
             --             --                --              --             --             --            --              --
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
        (75,454)            --           (48,629)        (35,325)      (101,625)       (34,126)      (30,345)         (4,149)
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
        320,008        421,995         1,060,510       1,380,503        207,714        476,774       188,636         137,463
             --             --                --              --             --             --            --              --
         64,336             --            30,128          21,904         89,375         30,708        18,188           2,371
       (295,764)      (391,985)       (1,146,072)     (1,378,701)      (555,228)      (627,054)      (54,517)        (24,602)
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
         88,580         30,010           (55,434)         23,706       (258,139)      (119,572)      152,307         115,232
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
         67,825         54,517            59,094         121,952         57,766         82,627       114,389          85,762
         11,118             --            18,501          13,421         12,250          3,418        12,157           1,778
        (25,366)       (15,143)         (101,068)        (92,033)       (58,337)       (48,281)      (26,637)        (34,212)
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
         53,577         39,374           (23,473)         43,340         11,679         37,764        99,909          53,328
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
        142,157         69,384           (78,907)         67,046       (246,460)       (81,808)      252,216         168,560
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
        230,512        204,984          (112,156)         87,694       (261,426)        96,039       269,241         215,041
        961,570        756,586           828,553         740,859      2,226,429      2,130,390       345,886         130,845
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
     $1,192,082       $961,570       $   716,397     $   828,553     $1,965,003     $2,226,429      $615,127        $345,886
     ==========       ========       ===========     ===========     ==========     ==========      ========        ========
     $      717       $    (35)      $    52,961     $    48,629     $    1,153     $    8,842      $    310        $    659
     ==========       ========       ===========     ===========     ==========     ==========      ========        ========
         11,178         16,878           106,553         138,832          6,556         15,779        15,991          12,174
             --             --                --              --             --             --            --              --
          2,155             --             3,143           2,310          2,832            974         1,562             215
        (10,378)       (15,719)         (114,963)       (138,438)       (17,524)       (20,765)       (4,614)         (2,210)
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
          2,955          1,159            (5,267)          2,704         (8,136)        (4,012)       12,939          10,179
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
          2,434          2,196             5,980          12,288          1,840          2,756         9,852           7,668
            375             --             1,947           1,427            390            109         1,056             162
           (915)          (624)          (10,289)         (9,267)        (1,852)        (1,609)       (2,272)         (3,009)
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------
          1,894          1,572            (2,362)          4,448            378          1,256         8,636           4,821
     ----------       --------       -----------     -----------     ----------     ----------      --------        --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD INTERNATIONAL
                                                                 OPPORTUNITIES HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................   $   16,314      $   11,554
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      196,600         131,534
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (14,194)         47,864
  Payment from affiliate....................................           --              --
                                                               ----------      ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      198,720         190,952
                                                               ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --          (6,901)
    Class IB................................................           --          (1,242)
  From net realized gain on investments
    Class IA................................................           --              --
    Class IB................................................           --              --
  From tax-return of capital
    Class IA................................................           --              --
    Class IB................................................           --              --
                                                               ----------      ----------
    Total distributions.....................................           --          (8,143)
                                                               ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      228,878         284,129
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............           --           6,901
      Redeemed..............................................     (191,381)       (211,327)
                                                               ----------      ----------
    Total capital share transactions........................       37,497          79,703
                                                               ----------      ----------
    Class IB
      Sold..................................................       94,277         172,461
      Issued on reinvestment of distributions...............           --           1,242
      Redeemed..............................................      (62,078)        (33,585)
                                                               ----------      ----------
    Total capital share transactions........................       32,199         140,118
                                                               ----------      ----------
         Net increase (decrease) from capital share
         transactions.......................................       69,696         219,821
                                                               ----------      ----------
         Net increase (decrease) in net assets..............      268,416         402,630
NET ASSETS:
  Beginning of period.......................................    1,302,636         900,006
                                                               ----------      ----------
  End of period.............................................   $1,571,052      $1,302,636
                                                               ==========      ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $   16,708      $      (58)
                                                               ==========      ==========
SHARES:
    Class IA
      Sold..................................................       18,714          26,993
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............           --             605
      Redeemed..............................................      (15,599)        (20,108)
                                                               ----------      ----------
    Total share activity....................................        3,115           7,490
                                                               ----------      ----------
    Class IB
      Sold..................................................        7,839          16,398
      Issued on reinvestment of distributions...............           --             109
      Redeemed..............................................       (5,150)         (3,110)
                                                               ----------      ----------
    Total share activity....................................        2,689          13,397
                                                               ----------      ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD INTERNATIONAL        HARTFORD INTERNATIONAL       HARTFORD LARGECAP GROWTH      HARTFORD MIDCAP STOCK HLS
      SMALL COMPANY HLS FUND            STOCK HLS FUND                   HLS FUND                        FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004           2005           2004           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  2,324       $  1,476       $  1,617       $  1,369       $    228       $   413        $  (216)       $     7
        23,748         11,754          8,911         11,277            (38)        1,653          2,112         12,250
        12,694          2,991           (344)           547            474         4,354            491         (5,383)
            --             --             --             --             --            --             --             --
      --------       --------       --------       --------       --------       -------        -------        -------
        38,766         16,221         10,184         13,193            664         6,420          2,387          6,874
      --------       --------       --------       --------       --------       -------        -------        -------
        (4,436)            --         (1,248)          (281)          (595)          (27)            (7)           (75)
        (1,943)            --             --             --             --            --             --             --
       (19,153)        (1,091)            --             --             --            --         (8,156)            --
        (9,955)          (653)            --             --             --            --             --             --
            --             --             --             --             --            --             --             --
            --             --             --             --             --            --             --             --
      --------       --------       --------       --------       --------       -------        -------        -------
       (35,487)        (1,744)        (1,248)          (281)          (595)          (27)        (8,163)           (75)
      --------       --------       --------       --------       --------       -------        -------        -------
       115,303         46,933          3,710          2,211         25,291         4,337          2,896          5,054
            --             --             --             --             --            --             --             --
        23,589          1,091          1,248            281            595            27          8,163             75
       (30,886)       (17,177)       (14,347)       (13,717)       (16,585)       (9,661)        (9,804)        (8,483)
      --------       --------       --------       --------       --------       -------        -------        -------
       108,006         30,847         (9,389)       (11,225)         9,301        (5,297)         1,255         (3,354)
      --------       --------       --------       --------       --------       -------        -------        -------
        38,303         34,535
        11,898            653
       (14,379)        (8,542)
      --------       --------
        35,822         26,646
      --------       --------
       143,828         57,493         (9,389)       (11,225)         9,301        (5,297)         1,255         (3,354)
      --------       --------       --------       --------       --------       -------        -------        -------
       147,107         71,970           (453)         1,687          9,370         1,096         (4,521)         3,445
       138,762         66,792         96,582         94,895         59,766        58,670         59,730         56,285
      --------       --------       --------       --------       --------       -------        -------        -------
      $285,869       $138,762       $ 96,129       $ 96,582       $ 69,136       $59,766        $55,209        $59,730
      ========       ========       ========       ========       ========       =======        =======        =======
      $    189       $    892       $  1,457       $  1,248       $     30       $   396        $    --        $     7
      ========       ========       ========       ========       ========       =======        =======        =======
         7,743          3,518            273            183          2,672           487            245            439
            --             --             --             --             --            --             --             --
         1,634             82             94             23             63             3            729              7
        (2,106)        (1,309)        (1,035)        (1,124)        (1,767)       (1,080)          (838)          (738)
      --------       --------       --------       --------       --------       -------        -------        -------
         7,271          2,291           (668)          (918)           968          (590)           136           (292)
      --------       --------       --------       --------       --------       -------        -------        -------
         2,613          2,599
           833             49
          (980)          (658)
      --------       --------
         2,466          1,990
      --------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD MONEY MARKET
                                                                        HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................  $    44,998     $    15,755
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....            3              --
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................           --              --
  Payment from affiliate....................................           --              --
                                                              -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       45,001          15,755
                                                              -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (38,276)        (13,838)
    Class IB................................................       (6,722)         (1,917)
  From net realized gain on investments
    Class IA................................................           (2)             --
    Class IB................................................           (1)             --
  From tax-return of capital
    Class IA................................................           --              --
    Class IB................................................           --              --
                                                              -----------     -----------
    Total distributions.....................................      (45,001)        (15,755)
                                                              -----------     -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................    4,751,573       4,564,702
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............       41,530          13,838
      Redeemed..............................................   (4,733,793)     (4,893,454)
                                                              -----------     -----------
    Total capital share transactions........................       59,310        (314,914)
                                                              -----------     -----------
    Class IB
      Sold..................................................      237,251         323,333
      Issued on reinvestment of distributions...............        7,288           1,917
      Redeemed..............................................     (233,306)       (313,372)
                                                              -----------     -----------
    Total capital share transactions........................       11,233          11,878
                                                              -----------     -----------
         Net increase (decrease) from capital share
         transactions.......................................       70,543        (303,036)
                                                              -----------     -----------
         Net increase (decrease) in net assets..............       70,543        (303,036)
NET ASSETS:
  Beginning of period.......................................    1,547,333       1,850,369
                                                              -----------     -----------
  End of period.............................................  $ 1,617,876     $ 1,547,333
                                                              ===========     ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --     $        --
                                                              ===========     ===========
SHARES:
    Class IA
      Sold..................................................    4,751,573       4,564,702
      Issued in merger......................................           --              --
      Issued on reinvestment of distributions...............       41,530          13,838
      Redeemed..............................................   (4,733,793)     (4,893,454)
                                                              -----------     -----------
    Total share activity....................................       59,310        (314,914)
                                                              -----------     -----------
    Class IB
      Sold..................................................      237,251         323,333
      Issued on reinvestment of distributions...............        7,288           1,917
      Redeemed..............................................     (233,306)       (313,372)
                                                              -----------     -----------
    Total share activity....................................       11,233          11,878
                                                              -----------     -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD MORTGAGE SECURITIES     HARTFORD SMALLCAP GROWTH     HARTFORD SMALLCAP VALUE HLS
              HLS FUND                       HLS FUND                        FUND                 HARTFORD STOCK HLS FUND
    -----------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED           ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005            2004            2005           2004           2005           2004           2005           2004
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  27,875       $  23,522      $   1,122      $   1,133       $  1,010       $    864     $    69,252    $   101,547
         (5,212)         (4,665)        78,932         49,987         12,660         14,676         542,806        194,551
         (7,517)          9,808         13,575         35,190         (5,275)        (1,393)        (91,561)       (45,078)
             --              --          1,892             --             --             --              --             --
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
         15,146          28,665         95,521         86,310          8,395         14,147         520,497        251,020
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (20,104)        (25,954)        (2,640)            --         (1,554)          (702)        (91,246)       (60,715)
         (6,761)         (8,355)          (359)            --             (1)            --         (11,661)        (6,588)
             --            (956)       (38,240)            --        (25,314)        (1,027)             --             --
             --            (323)       (14,866)            --            (26)            --              --             --
             --              --         (9,243)            --             --             --              --             --
             --              --         (3,594)            --             --             --              --             --
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (26,865)        (35,588)       (68,942)            --        (26,895)        (1,729)       (102,907)       (67,303)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
         89,049         108,306        556,140        583,029          9,236         13,064         288,047        853,221
             --              --             --             --             --             --              --             --
         20,104          26,910         50,123             --         26,868          1,728          91,246         60,715
       (164,139)       (196,806)      (424,352)      (489,362)       (28,569)       (18,501)     (1,611,066)    (1,433,790)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (54,986)        (61,590)       181,911         93,667          7,535         (3,709)     (1,231,773)      (519,854)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
         16,701          46,829         77,064        128,230            120             69         103,222        210,310
          6,761           8,678         18,820             --             27             --          11,661          6,588
        (37,529)        (54,406)       (33,653)       (23,873)           (14)           (40)       (119,161)       (82,179)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (14,067)          1,101         62,231        104,357            133             29          (4,278)       134,719
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (69,053)        (60,489)       244,142        198,024          7,668         (3,680)     (1,236,051)      (385,135)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
        (80,772)        (67,412)       270,721        284,334        (10,832)         8,738        (818,461)      (201,418)
        701,403         768,815        705,306        420,972        114,328        105,590       6,376,236      6,577,654
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
      $ 620,631       $ 701,403      $ 976,027      $ 705,306       $103,496       $114,328     $ 5,557,775    $ 6,376,236
      =========       =========      =========      =========       ========       ========     ===========    ===========
      $  30,369       $  27,266      $      --      $      24       $     --       $    637     $       835    $    35,592
      =========       =========      =========      =========       ========       ========     ===========    ===========
          7,669           9,225         27,199         31,525            577            845           6,202         19,205
             --              --             --             --             --             --              --             --
          1,755           2,389          2,423             --          1,877            113           1,889          1,335
        (14,142)        (16,740)       (20,752)       (26,398)        (1,833)        (1,207)        (34,543)       (32,363)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
         (4,718)         (5,126)         8,870          5,127            621           (249)        (26,452)       (11,823)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
          1,449           4,009          3,811          7,046              7              5           2,244          4,764
            594             776            912             --              2             --             242            145
         (3,266)         (4,665)        (1,643)        (1,322)            --             (3)         (2,555)        (1,866)
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------
         (1,223)            120          3,080          5,724              9              2             (69)         3,043
      ---------       ---------      ---------      ---------       --------       --------     -----------    -----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD TOTAL RETURN BOND
                                                                        HLS FUND
                                                              ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................  $   146,946     $   118,740
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....        8,818          36,304
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (70,299)        (10,422)
  Payment from affiliate....................................           --              --
                                                              -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       85,465         144,622
                                                              -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................
    Class IA................................................     (197,249)       (110,882)
    Class IB................................................      (74,748)        (39,050)
  From net realized gain on investments.....................
    Class IA................................................      (19,030)        (61,135)
    Class IB................................................       (7,689)        (22,321)
  From tax-return of capital
    Class IA................................................           --              --
    Class IB................................................           --              --
                                                              -----------     -----------
    Total distributions.....................................     (298,716)       (233,388)
                                                              -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Class IA
    Sold....................................................    1,473,648       1,208,367
    Issued in merger........................................           --          24,948
    Issued on reinvestment of distributions.................      216,279         172,018
    Redeemed................................................   (1,298,118)     (1,165,854)
                                                              -----------     -----------
  Total capital share transactions..........................      391,809         239,479
                                                              -----------     -----------
  Class IB..................................................
    Sold....................................................      176,135         350,617
    Issued on reinvestment of distributions.................       82,437          61,371
    Redeemed................................................     (121,501)       (131,726)
                                                              -----------     -----------
  Total capital share transactions..........................      137,071         280,262
                                                              -----------     -----------
  Net increase (decrease) from capital share transactions...      528,880         519,741
                                                              -----------     -----------
  Net increase (decrease) in net assets.....................      315,629         430,975
NET ASSETS:
  Beginning of period.......................................    3,498,086       3,067,111
                                                              -----------     -----------
  End of period.............................................  $ 3,813,715     $ 3,498,086
                                                              ===========     ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $    13,086     $   126,556
                                                              ===========     ===========
SHARES:
  Class IA..................................................
    Sold....................................................      124,101          99,739
    Issued in merger........................................           --           2,028
    Issued on reinvestment of distributions.................       18,858          15,120
    Redeemed................................................     (109,269)        (96,269)
                                                              -----------     -----------
  Total share activity......................................       33,690          20,618
                                                              -----------     -----------
  Class IB..................................................
    Sold....................................................       14,913          29,155
    Issued on reinvestment of distributions.................        7,228           5,427
    Redeemed................................................      (10,349)        (10,988)
                                                              -----------     -----------
  Total share activity......................................       11,792          23,594
                                                              -----------     -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD U.S. GOVERNMENT                                   HARTFORD VALUE OPPORTUNITIES
        SECURITIES HLS FUND         HARTFORD VALUE HLS FUND               HLS FUND
    ---------------------------   ---------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004           2005           2004           2005            2004
    ------------   ------------   ------------   ------------   -------------   -------------
     $  30,650      $  22,825      $   4,025      $   3,256       $   4,539       $  2,619
       (10,913)        (1,447)        10,537         13,092          35,150         27,376
        (7,426)        (6,344)         9,277         10,497           2,149         17,945
            --             --             --             --              --             --
     ---------      ---------      ---------      ---------       ---------       --------
        12,311         15,034         23,839         26,845          41,838         47,940
     ---------      ---------      ---------      ---------       ---------       --------
       (15,790)       (17,810)        (4,525)          (444)         (5,185)          (634)
        (8,805)        (9,028)        (2,537)          (281)         (1,585)          (100)
            --             --         (2,309)            --          (8,272)            --
            --             --         (1,626)            --          (3,381)            --
            --             --             --             --
            --             --             --             --
     ---------      ---------      ---------      ---------       ---------       --------
       (24,595)       (26,838)       (10,997)          (725)        (18,423)          (734)
     ---------      ---------      ---------      ---------       ---------       --------
       755,831        747,117        155,582        248,660         290,951        159,887
            --             --             --             --              --             --
        15,790         17,810          6,834            444          13,458            634
      (696,805)      (747,802)      (138,656)      (256,745)       (190,552)       (94,563)
     ---------      ---------      ---------      ---------       ---------       --------
        74,816         17,125         23,760         (7,641)        113,857         65,958
     ---------      ---------      ---------      ---------       ---------       --------
        67,804        117,121         22,364         31,253          90,102         50,224
         8,805          9,028          4,163            281           4,966            100
       (42,744)       (66,206)       (22,574)       (22,052)        (31,632)       (11,574)
     ---------      ---------      ---------      ---------       ---------       --------
        33,865         59,943          3,953          9,482          63,436         38,750
     ---------      ---------      ---------      ---------       ---------       --------
       108,681         77,068         27,713          1,841         177,293        104,708
     ---------      ---------      ---------      ---------       ---------       --------
        96,397         65,264         40,555         27,961         200,708        151,914
       818,530        753,266        282,871        254,910         341,365        189,451
     ---------      ---------      ---------      ---------       ---------       --------
     $ 914,927      $ 818,530      $ 323,426      $ 282,871       $ 542,073       $341,365
     =========      =========      =========      =========       =========       ========
     $  32,259      $  24,593      $     128      $   3,214       $     282       $  2,566
     =========      =========      =========      =========       =========       ========
        67,835         65,709         14,333         25,068          16,008          9,779
            --             --             --             --              --             --
         1,426          1,627            622             45             738             40
       (62,553)       (65,736)       (12,792)       (25,908)        (10,428)        (5,763)
     ---------      ---------      ---------      ---------       ---------       --------
         6,708          1,600          2,163           (795)          6,318          4,056
     ---------      ---------      ---------      ---------       ---------       --------
         6,089         10,379          2,074          3,178           5,028          3,112
           798            827            381             28             274              6
        (3,858)        (5,867)        (2,073)        (2,243)         (1,761)          (724)
     ---------      ---------      ---------      ---------       ---------       --------
         3,029          5,339            382            963           3,541          2,394
     ---------      ---------      ---------      ---------       ---------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios, nineteen are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford Series Fund II, Inc. (comprised of ten funds; they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund.). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, ("1940 Act"), as amended, as diversified open-end management investment companies, except for Hartford Focus HLS Fund which is non-diversified.

    Effective March 15, 2005, the name of Hartford Bond HLS Fund was changed to Hartford Total Return Bond HLS Fund.

    Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund, offer both Class IA and IB shares. The remainder of the Funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except as noted below, equity securities are valued at the last sales price or official closing price reported on the principal securities exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

        Except Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Funds' Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined

--------------------------------------------------------------------------------

       only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments will approximate market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other management investment companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,547,003) dated 12/30/05 with Bank of America, Deutsche Bank, Morgan Stanley and UBS Securities due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                                COLLATERAL        COLLATERAL
        BROKER                            RATE    PRINCIPAL       VALUE         SECURITY TYPE        COUPON RATE       MATURITY
        ------                            ----    ----------    ----------    ------------------    --------------    -----------
        Bank America..................    4.30%   $  730,000    $  744,600    FHLMC                  4.50% - 5.50%    2020 - 2035
                                                                              FNMA                   4.50% - 5.00%           2035
        Deutsche Bank.................    4.27%       45,000        45,900    FHLMC                          5.00%           2035
                                                                              FNMA                   4.50% - 7.50%    2017 - 2035
        Deutsche Bank.................    3.40%       22,003        22,441    U.S. Treasury Bond            9.125%           2018
        Morgan Stanley................    4.27%      225,000       232,752    FHLMC                  4.50% - 7.00%    2032 - 2035
                                                                              FNMA                   5.00% - 5.50%    2033 - 2035
        UBS Securities................    4.33%      525,000       535,503    FHLMC                 3.50% - 12.00%    2006 - 2036
                                                                              FNMA                  4.00% - 13.25%    2006 - 2035
                                                  ----------    ----------
                                                  $1,547,003    $1,581,196
                                                  ==========    ==========

        The maturity amounts are as follows:

        FUND                                                          MATURITY AMOUNT
        ----                                                          ---------------
        Hartford Advisers HLS Fund..................................     $212,757
        Hartford Capital Appreciation HLS Fund......................      123,707
        Hartford Disciplined Equity HLS Fund........................       52,389
        Hartford Dividend and Growth HLS Fund.......................      153,606

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        FUND                                                          MATURITY AMOUNT
        ----                                                          ---------------
        Hartford Equity Income HLS Fund.............................     $  5,442
        Hartford Focus HLS Fund.....................................        2,547
        Hartford Global Advisers HLS Fund...........................       26,172
        Hartford Global Leaders HLS Fund............................       20,333
        Hartford Growth HLS Fund....................................        3,899
        Hartford Growth Opportunities HLS Fund......................       37,558
        Hartford International Capital Appreciation HLS Fund........       10,314
        Hartford International Small Company HLS Fund...............        7,613
        Hartford SmallCap Growth HLS Fund...........................        5,820
        Hartford Stock HLS Fund.....................................       16,493
        Hartford Value HLS Fund.....................................        1,906
        Hartford Value Opportunities HLS Fund.......................        2,286

        Certain Funds, together with other management investment companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in joint repurchase agreements (totaling $1,045,665) dated 12/30/05 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Warburg Securities, Inc. due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                             COLLATERAL        COLLATERAL
        BROKER                         RATE    PRINCIPAL       VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                         ----    ----------    ----------    -------------------    ----------------    -----------
        BNP Paribas................    3.30%   $  350,000    $  357,003    U.S. Treasury Bonds       5.25% - 9.00%    2016 - 2028
                                                                           U.S. Treasury Notes    3.125% - 10.625%    2007 - 2015
                                                                           U.S. Treasury Bills      2.25% - 2.375%           2006
        RBS Greenwich..............    3.40%      350,000       356,923    U.S. Treasury Bond               8.125%           2021
        UBS Warburg Securities,
          Inc. ....................    3.45%      345,665       352,351    U.S. Treasury Notes      3.00% - 11.25%      2007-2015
                                               ----------    ----------
                                               $1,045,665    $1,066,277
                                               ==========    ==========

        The maturity amounts are as follows:

        FUND                                                          MATURITY AMOUNT
        ----                                                          ---------------
        Hartford High Yield HLS Fund................................     $  8,482
        Hartford Index HLS Fund.....................................        3,686
        Hartford Mortgage Securities HLS Fund.......................        3,218
        Hartford Total Return Bond HLS Fund.........................      798,189
        Hartford U.S. Government Securities HLS Fund................       43,939

        In addition, Hartford Disciplined Equity HLS Fund and Hartford SmallCap Growth HLS Fund held collateral for securities out on loan in repurchase agreements.

        The Hartford Disciplined Equity HLS Fund had as collateral a $3,202 repurchase agreement dated 12/30/2005 with Lehman Brothers, Inc., 4.15% due 01/03/2006. This repurchase agreement is collateralized by FHLB 4.50% due 2007, with a market value of $3,266.

        The Hartford SmallCap Growth HLS Fund had as collateral a $4,467 repurchase agreement dated 12/30/2005 with Lehman Brothers, Inc., 4.15% due 01/03/2006. This repurchase agreement is collateralized by FHLB 4.50% due 2007, with a market value of $4,557.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005 there are no joint trading accounts.

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

--------------------------------------------------------------------------------

        The use of futures contracts involves elements of market and counterparty risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of investment securities purchased on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. As listed below, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund and Hartford SmallCap Growth HLS Fund had written option activity for the year ended December 31, 2005.

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                            OPTION CONTRACTS ACTIVITY
                                                                              DURING THE YEAR ENDED
                                                                                DECEMBER 31, 2005
                                                                      --------------------------------------
                                                                      NUMBER OF     PREMIUM       REALIZED
                                                                      CONTRACTS     AMOUNTS     GAIN/(LOSS)
                                                                      ----------    --------    ------------
        CALLS WRITTEN
        -------------
        Beginning of the period.....................................      --        $    --        $   --
        Written.....................................................       5          2,948            --
        Expired.....................................................      (1)            --         1,310
        Closed......................................................      (2)        (1,456)         (637)
        Exercised...................................................      --             --            --
                                                                          --        -------        ------
        End of the period...........................................       2        $ 1,492        $  673
                                                                          ==        =======        ======

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                             DURING THE YEAR ENDED
                                                                               DECEMBER 31, 2005
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        PUTS WRITTEN                                                  CONTRACTS    AMOUNTS    GAIN/(LOSS)
        ------------                                                  ---------    -------    -----------
        Beginning of the period.....................................       1        $  22         $--
        Written.....................................................      17          371          --
        Expired.....................................................      (1)          --          --
        Closed......................................................     (16)        (364)         (1)
        Exercised...................................................      --           --          --
                                                                         ---        -----         ---
        End of the period...........................................       1        $  29         $(1)
                                                                         ===        =====         ===
        CALLS WRITTEN
        -------------
        Beginning of the period.....................................       2        $  22         $--
        Written.....................................................       2           54          --
        Expired.....................................................      (1)          --          (5)
        Closed......................................................      (2)         (66)          2
        Exercised...................................................      --           --          --
                                                                         ---        -----         ---
        End of the period...........................................       1        $  10         $(3)
                                                                         ===        =====         ===

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD SMALLCAP GROWTH HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                             DURING THE YEAR ENDED
                                                                               DECEMBER 31, 2005
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        CALLS WRITTEN                                                 CONTRACTS    AMOUNTS    GAIN/(LOSS)
        -------------                                                 ---------    -------    -----------
        Beginning of the period.....................................      --        $  --        $ --
        Written.....................................................       4          159          --
        Expired.....................................................      --           --          --
        Closed......................................................      (4)        (159)        138
        Exercised...................................................      --           --          --
                                                                         ---        -----        ----
        End of the period...........................................      --        $  --        $138
                                                                         ===        =====        ====

    g) Forward Contracts -- For the year ended December 31, 2005, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value Opportunities HLS Fund entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Global Advisers enters into forward bond contracts to hedge against adverse fluctuations in exchange between currencies or as an alternative to futures in a foreign market.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments.

    i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j)(1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    j)(2) The tax character of distributions paid for the periods indicated is as follows:

                                                                          FOR THE PERIOD ENDED             FOR THE PERIOD ENDED
                                                                           DECEMBER 31, 2005                DECEMBER 31, 2004
                                                                  ------------------------------------   ------------------------
                                                                  ORDINARY     LONG-TERM     RETURN OF   ORDINARY     LONG-TERM
        FUND                                                       INCOME    CAPITAL GAINS    CAPITAL     INCOME    CAPITAL GAINS
        ----                                                      --------   -------------   ---------   --------   -------------
        Hartford Advisers HLS Fund..............................  $471,157    $  250,471     $138,672    $228,776      $    --
        Hartford Blue Chip Stock HLS Fund.......................     1,289            --           --         344           --
        Hartford Capital Appreciation HLS Fund..................   340,357     1,659,106           --      38,215           --
        Hartford Capital Opportunities HLS Fund.................        42            --           11          61           --
        Hartford Disciplined Equity HLS Fund....................    14,155            --           --      10,421           --
        Hartford Dividend and Growth HLS Fund...................   149,221       242,526           --      75,534           --
        Hartford Equity Income HLS Fund.........................     4,870            --           --       1,051           --
        Hartford Focus HLS Fund.................................     2,083         2,526           --         203           --
        Hartford Global Advisers HLS Fund.......................    14,813            --           --          62           --
        Hartford Global Leaders HLS Fund........................     8,693            --           --       5,726           --
        Hartford Growth HLS Fund................................     4,299        15,645           --       2,090          440
        Hartford Growth Opportunities HLS Fund..................     1,991        73,463           --          --           --
        Hartford High Yield HLS Fund............................    48,629            --           --      35,325           --
        Hartford Index HLS Fund.................................    37,778        63,847           --      28,096        6,030
        Hartford International Capital Appreciation HLS Fund....    23,969         6,376           --       4,091           58
        Hartford International Opportunities HLS Fund...........        --            --           --       8,143           --
        Hartford International Small Company HLS Fund...........    27,176         8,311           --       1,200          544
        Hartford International Stock HLS Fund...................     1,248            --           --         281           --

--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD ENDED             FOR THE PERIOD ENDED
                                                                           DECEMBER 31, 2005                DECEMBER 31, 2004
                                                                  ------------------------------------   ------------------------
                                                                  ORDINARY     LONG-TERM     RETURN OF   ORDINARY     LONG-TERM
        FUND                                                       INCOME    CAPITAL GAINS    CAPITAL     INCOME    CAPITAL GAINS
        ----                                                      --------   -------------   ---------   --------   -------------
        Hartford LargeCap Growth HLS Fund.......................  $    595    $       --     $     --    $     27      $    --
        Hartford MidCap Stock HLS Fund..........................     1,853         6,310           --          75           --
        Hartford Money Market HLS Fund..........................    45,001            --           --      15,755           --
        Hartford Mortgage Securities HLS Fund...................    26,865            --           --      35,588           --
        Hartford SmallCap Growth HLS Fund.......................    12,859        43,245       12,838          --           --
        Hartford SmallCap Value HLS Fund........................     7,799        19,096           --          --           --
        Hartford Stock HLS Fund.................................   102,907            --           --      67,303           --
        Hartford Total Return Bond HLS Fund.....................   286,964        11,752           --     228,190        5,198
        Hartford U.S. Government Securities HLS Fund............    24,595            --           --      26,838           --
        Hartford Value HLS Fund.................................     7,062         3,935           --         725           --
        Hartford Value Opportunities HLS Fund...................    12,269         6,154           --         734           --

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                        TOTAL
                                                 UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      DISTRIBUTABLE
                                                   ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                        INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**     (DEFICIT)
        ----                                     -------------   -------------   -------------   ----------------   -------------
        Hartford Advisers HLS Fund.............    $     --        $     --        $      --        $  480,842       $  480,842
        Hartford Blue Chip Stock HLS Fund......          72              --          (17,847)           27,422            9,647
        Hartford Capital Appreciation HLS
          Fund.................................     167,025         406,031               --         2,190,128        2,763,184
        Hartford Capital Opportunities HLS
          Fund.................................          --              --          (10,193)            1,227           (8,966)
        Hartford Disciplined Equity HLS Fund...         571              --          (64,485)          106,667           42,753
        Hartford Dividend and Growth HLS
          Fund.................................       8,204          51,472               --           913,615          973,291
        Hartford Equity Income HLS Fund........         239             787               --            14,982           16,008
        Hartford Focus HLS Fund................       3,375           3,223               --             4,093           10,691
        Hartford Global Advisers HLS Fund......       3,380           2,301               --            26,902           32,583
        Hartford Global Leaders HLS Fund.......         845           9,831             (902)          127,243          137,017
        Hartford Growth HLS Fund...............       1,868             971               --            64,469           67,308
        Hartford Growth Opportunities HLS
          Fund.................................      20,148           9,448               --           182,575          212,171
        Hartford High Yield HLS Fund...........      52,961              --          (40,935)          (10,334)           1,692
        Hartford Index HLS Fund................       1,340         120,876               --           205,829          328,045
        Hartford International Capital
          Appreciation HLS Fund................       6,391           3,427               --            72,826           82,644
        Hartford International Opportunities
          HLS Fund.............................      16,705              --          (24,364)          175,577          167,918
        Hartford International Small Company
          HLS Fund.............................       3,833             932               --            22,533           27,298
        Hartford International Stock HLS
          Fund.................................       1,456              --          (16,554)           17,395            2,297
        Hartford LargeCap Growth HLS Fund......          31              --          (40,392)            5,665          (34,696)
        Hartford MidCap Stock HLS Fund.........         480              17             (259)            5,188            5,426
        Hartford Mortgage Securities HLS
          Fund.................................      29,968              --          (16,220)           (3,835)           9,913
        Hartford SmallCap Growth HLS Fund......          --              --               --            99,883           99,883
        Hartford SmallCap Value HLS Fund.......         425           1,722               --            12,800           14,947
        Hartford Stock HLS Fund................         835              --         (251,338)          371,532          121,030
        Hartford Total Return Bond HLS Fund....      15,213             549          (14,419)          (28,842)         (27,499)
        Hartford U.S. Government Securities HLS
          Fund.................................      32,259              --          (20,444)           (9,730)           2,085
        Hartford Value HLS Fund................         974           8,992               --            50,196           60,162
        Hartford Value Opportunities HLS
          Fund.................................      20,838          14,679               --            50,807           86,324

    * Certain Funds had capital loss carryforwards that are identified in Note 2 (j) (4).

    ** The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

    j)(3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and accumulated net realized gains (losses) on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received and net operating losses that reduce capital gain

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                         ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID IN
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    -------
        Hartford Advisers HLS Fund..................................     $(4,019)          $  4,027        $  (8)
        Hartford Blue Chip Stock HLS Fund...........................         (13)                13           --
        Hartford Capital Appreciation HLS Fund......................      (9,668)             9,724          (56)
        Hartford Capital Opportunities HLS Fund.....................          (2)                 2           --
        Hartford Disciplined Equity HLS Fund........................        (348)               349           (1)
        Hartford Dividend and Growth HLS Fund.......................        (664)               664           --
        Hartford Equity Income HLS Fund.............................         (21)                21           --
        Hartford Focus HLS Fund.....................................          (6)                 6           --
        Hartford Global Advisers HLS Fund...........................       2,628             (2,821)         193
        Hartford Global Leaders HLS Fund............................      (2,009)             2,004            5
        Hartford Growth HLS Fund....................................         (76)                76           --
        Hartford Growth Opportunities HLS Fund......................      (1,376)             1,424          (48)
        Hartford High Yield HLS Fund................................          18                 31          (49)
        Hartford Index HLS Fund.....................................        (283)               283           --
        Hartford International Capital Appreciation HLS Fund........        (800)               816          (16)
        Hartford International Opportunities HLS Fund...............         452               (336)        (116)
        Hartford International Small Company HLS Fund...............       3,352             (3,354)           2
        Hartford International Stock HLS Fund.......................        (160)               160           --
        Hartford LargeCap Growth HLS Fund...........................           1                 (1)          --
        Hartford MidCap Stock HLS Fund..............................         216               (217)           1
        Hartford Mortgage Securities HLS Fund.......................       2,093             (2,093)          --
        Hartford SmallCap Growth HLS Fund...........................         (39)                40           (1)
        Hartford SmallCap Value HLS Fund............................         (92)                92           --
        Hartford Stock HLS Fund.....................................      (1,102)             1,106           (4)
        Hartford Total Return Bond HLS Fund.........................      11,581            (11,581)          --
        Hartford U.S. Government Securities HLS Fund................       1,611             (1,609)          (2)
        Hartford Value HLS Fund.....................................         (49)                49           --
        Hartford Value Opportunities HLS Fund.......................         (53)                54           (1)

    j)(4) Capital Loss Carryforward:

        At December 31, 2005, the following Funds had capital loss carryforwards for U.S. federal tax purposes of approximately:

                                                                              YEAR OF EXPIRATION
                                             ------------------------------------------------------------------------------------
        FUND                                  2006     2007     2008     2009      2010       2011      2012     2013     TOTAL
        ----                                 ------   ------   ------   -------   -------   --------   ------   ------   --------
        Hartford Blue Chip Stock HLS
          Fund.............................  $   --   $   --   $   --   $ 1,092   $ 8,951   $  7,804   $   --   $   --   $ 17,847
        Hartford Capital Opportunities HLS
          Fund.............................      --       --       --     2,983     7,123         79       --        8     10,193
        Hartford Disciplined Equity HLS
          Fund.............................      --       --    7,330     8,430    27,548     21,177       --       --     64,485
        Hartford Global Leaders HLS Fund...      --       --       --       532       370         --       --       --        902
        Hartford High Yield HLS Fund.......   9,320    5,209    3,479       875        --     20,078       --       --     38,961
        Hartford International
          Opportunities HLS Fund...........      --       --    1,870     3,847    18,647         --       --       --     24,364
        Hartford International Stock HLS
          Fund.............................      --       --       --        --    13,005      3,549       --       --     16,554
        Hartford LargeCap Growth HLS
          Fund.............................      --       --       --    21,078    17,450      1,527       --      337     40,392
        Hartford Mortgage Securities HLS
          Fund.............................      --       --       --        --        --         --    8,993    2,408     11,401
        Hartford Stock HLS Fund............      --       --       --       363       525    250,450       --       --    251,338
        Hartford U. S. Government
          Securities HLS Fund..............      --    2,513    1,399        --        --         --    3,025   10,631     17,568

--------------------------------------------------------------------------------

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, carryforwards may apply.

        For the fiscal year ended December 31, 2005 the following Funds have elected to defer losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                                                      CAPITAL LOSS
        FUND                                                            DEFERRED
        ----                                                          ------------
        Hartford High Yield.........................................    $ 1,974
        Hartford MidCap Stock HLS Fund..............................        259
        Hartford Mortgage Securities HLS Fund.......................      4,819
        Hartford Total Return Bond..................................     14,419
        Hartford U.S. Government Securities HLS Fund................      2,876

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2006.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the value of each Fund's shares is determined as of where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gains and losses, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 j)(3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments and investment in them may have an adverse impact on a Fund's net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2005, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    n)  Securities Purchased on a When-Issued or Delayed -- Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed -- delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds indemnify securities as segregated in their records with at least an amount equal to the amount of the commitment. As of December 31, 2005 the Funds entered into outstanding when-issued or delayed-delivery securities as follows:

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Advisers HLS Fund...........................  $104,745
        Hartford Mortgage Securities HLS Fund.......................    48,995
        Hartford Total Return Bond HLS Fund.........................   670,829

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    p) Prepayment Risks -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. Debt securities purchased to replace a debt security may have lower yields than the yield on the debt security.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

       The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the subadvisers:
                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................     0.200%
On next $3 billion.................................................     0.100%
On next $5 billion.................................................     0.080%
Over $10 billion...................................................     0.070%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a 0.10% of the management fees until October 31, 2006.
                       HARTFORD MONEY MARKET HLS FUND AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................     0.250%
On next $3 billion.................................................     0.200%
On next $5 billion.................................................     0.180%
Over $10 billion...................................................     0.170%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300%
On next $500 million...............................................     0.275%
On next $4 billion.................................................     0.250%
On next $5 billion.................................................     0.230%
Over $10 billion...................................................     0.220%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
On next $4.95 billion..............................................     0.450%
On next $5 billion.................................................     0.430%
Over $10 billion...................................................     0.420%

--------------------------------------------------------------------------------

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                           HARTFORD GLOBAL ADVISERS,
                      HARTFORD GLOBAL LEADERS HLS FUND AND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525%
On next $500 million...............................................     0.475%
Over $1 billion....................................................     0.425%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600%

                         HARTFORD ADVISERS HLS FUND(2)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.480%
On next $250 million...............................................     0.455%
On next $500 million...............................................     0.445%
Over $1 billion....................................................     0.395%

(2) Effective May 1, 2005, HL Advisors has reduced its management fee from 0.43% to 0.40%.
                        HARTFORD HIGH YIELD HLS FUND(3)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250......................................................     0.575%
On next $250.......................................................     0.525%
On next $500.......................................................     0.475%
On next $4 billion.................................................     0.425%
On next $5 billion.................................................     0.405%
Over $10 billion...................................................     0.395%

(3) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of the management fees until October 31, 2006.

                      HARTFORD BLUE CHIP STOCK HLS FUND(4)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
Over $100 million..................................................     0.850%

(4) HL Advisors has voluntarily agreed to waive 0.10% of the management fees until December 31, 2006.
                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.850%
Over $100 million..................................................     0.800%

                   HARTFORD CAPITAL OPPORTUNITIES HLS FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     0.900%
On next $300 million...............................................     0.850%
Over $500 million..................................................     0.800%

(5) HL Advisors has voluntarily agreed to waive 0.20% of the management fees until December 31, 2006.
                      HARTFORD LARGECAP GROWTH HLS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $100 million...............................................     0.850%
Over $200 million..................................................     0.800%

(6) HL Advisors has voluntarily agreed to waive 0.10% of the management fees until December 31, 2006.

                       HARTFORD MIDCAP STOCK HLS FUND(7)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $150 million...............................................     0.850
Over $250 million..................................................     0.800

(7) HL Advisors has voluntarily agreed to waive 0.20% of the management fees until December 31, 2006.
                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................     0.900%
Over $50 million...................................................     0.850%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300%
On next $500 million...............................................     0.275%
Over $1 billion....................................................     0.250%

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                      HARTFORD EQUITY INCOME HLS FUND(8),
                          HARTFORD GROWTH HLS FUND AND
                            HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.625%
On next $250 million...............................................     0.575%
On next $500 million...............................................     0.525%
Over $1 billion....................................................     0.475%

(8) HL Advisors has voluntarily agreed to waive 0.10% of the management fees until December 31, 2006.
                          HARTFORD FOCUS HLS FUND(9),
                         HARTFORD INTERNATIONAL CAPITAL
                           APPRECIATION HLS FUND AND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.650%
On next $250 million...............................................     0.600%
Over $500 million..................................................     0.550%

(9) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of management fees until October 31, 2006.

        A portion of the compensation above is used to compensate the Funds' respective sub-advisers. Pursuant to sub-advisory agreements between HL Advisers and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Funds. In the case of Hartford SmallCap Value HLS Fund, Janus Capital Management LLC has entered into an agreement with Perkins, Wolf, McDonnell and Company to provide the day-to-day investment management services for the SmallCap Value HLS Fund. In conjunction with their respective activities, the sub-advisers regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

        The Funds and their respective sub-adviser are listed below:

        FUND                                                                                 SUB-ADVISER
        ----                                                          ----------------------------------------------------------
        Hartford Advisers HLS Fund................................                            Wellington
        Hartford Blue Chip Stock HLS Fund.........................                  T. Rowe Price Associates, Inc.
        Hartford Capital Appreciation HLS Fund....................                            Wellington
        Hartford Capital Opportunities HLS Fund...................                 Holland Capital Management, L.P.
        Hartford Disciplined Equity...............................                            Wellington
        Hartford Dividend and Growth HLS Fund.....................                            Wellington
        Hartford Equity Income HLS Fund...........................                            Wellington
        Hartford Focus HLS Fund...................................                            Wellington
        Hartford Global Advisers HLS Fund.........................                            Wellington
        Hartford Global Leaders HLS Fund..........................                            Wellington
        Hartford Growth HLS Fund..................................                            Wellington
        Hartford Growth Opportunities HLS Fund....................                            Wellington
        Hartford High Yield HLS Fund..............................                  Hartford Investment Management
        Hartford Index HLS Fund...................................                  Hartford Investment Management
        Hartford International Capital Appreciation HLS Fund......                            Wellington
        Hartford International Opportunities HLS Fund.............                            Wellington
        Hartford International Small Company HLS Fund.............                            Wellington
        Hartford International Stock HLS Fund.....................                   Lazard Asset Management, LLC
        Hartford LargeCap Growth HLS Fund.........................                 Holland Capital Management, L.P.
        Hartford MidCap Stock HLS Fund............................                 Northern Capital Management LLC
        Hartford Money Market HLS Fund............................                  Hartford Investment Management
        Hartford Mortgage Securities HLS Fund.....................                  Hartford Investment Management
        Hartford SmallCap Growth HLS Fund.........................                            Wellington
        Hartford SmallCap Value HLS Fund..........................                   Janus Capital Management LLC
        Hartford Stock HLS Fund...................................                            Wellington
        Hartford Total Return Bond HLS Fund.......................                  Hartford Investment Management
        Hartford U.S. Government Securities HLS Fund..............                  Hartford Investment Management
        Hartford Value HLS Fund...................................                            Wellington
        Hartford Value Opportunities HLS Fund.....................                            Wellington

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, legal and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

--------------------------------------------------------------------------------

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets for the year ended December 31, 2005. Effective January 1, 2006, the annual rate was reduced to 0.015% of average daily net assets.

        Under the Fund Accounting Agreement between HLIC, HL Investment Advisors, LLC ("HLIA") and Hartford HLS Series Fund II, Inc., HLIC provides accounting to the Funds and HLIA pays HLIC monthly compensation based on cost reimbursement.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

       The Funds are available for purchase by the separate accounts of different variable universal policies, variable annuity products and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuer of such variable annuity products, the Funds ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement the following amounts have been recorded, as Payment from Affiliate in the Statements of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth HLS Fund....................................  $  440
        Hartford Growth Opportunities HLS Fund......................   1,140
        Hartford High Yield HLS Fund................................   4,027
        Hartford SmallCap Growth HLS Fund...........................   1,892

       These payments relate to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation. The reimbursements relate to transactions that occurred prior of December 31, 2005.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements such rebates are used to pay a portion of the Funds' expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expenses paid indirectly in the financial highlights. Had the expenses paid indirectly been included, the annualized expense ratio for the year ended December 31, 2005, would have been as follows:

                                                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                                      --------------------    --------------------
                                                                       RATIO OF EXPENSES       RATIO OF EXPENSES
                                                                           TO AVERAGE              TO AVERAGE
                                                                        NET ASSETS AFTER        NET ASSETS AFTER
                                                                          WAIVERS AND             WAIVERS AND
                                                                         EXPENSES PAID           EXPENSES PAID
                                                                           INDIRECTLY              INDIRECTLY
                                                                      --------------------    --------------------
        FUND                                                          CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                          --------    --------    --------    --------
        Hartford Advisers HLS Fund..................................    0.64%       0.89%       0.66%       0.91%
        Hartford Blue Chip Stock HLS Fund...........................    0.81          NA        0.90          NA
        Hartford Capital Appreciation HLS Fund......................    0.67        0.92        0.67        0.92
        Hartford Capital Opportunities HLS Fund.....................    0.86          NA        1.05          NA
        Hartford Disciplined Equity HLS Fund........................    0.72        0.97        0.74        0.99
        Hartford Dividend and Growth HLS Fund.......................    0.66        0.91        0.67        0.92
        Hartford Equity Income HLS Fund.............................    0.75        1.00        0.88        1.13
        Hartford Focus HLS Fund.....................................    0.89        1.14        0.86        1.11
        Hartford Global Advisers HLS Fund...........................    0.77        1.03        0.78        1.03
        Hartford Global Leaders HLS Fund............................    0.68        0.93        0.68        0.93
        Hartford Growth HLS Fund....................................    0.82        1.07        0.83        1.08
        Hartford Growth Opportunities HLS Fund......................    0.58        0.84        0.57        0.82
        Hartford High Yield HLS Fund................................    0.76        1.01        0.77        1.02
        Hartford Index HLS Fund.....................................    0.42        0.67        0.44        0.69
        Hartford International Capital Appreciation HLS Fund........    0.86        1.11        0.89        1.14
        Hartford International Opportunities HLS Fund...............    0.74        0.99        0.74        0.99
        Hartford International Small Company HLS Fund...............    0.97        1.22        1.01        1.26
        Hartford International Stock HLS Fund.......................    0.91          NA        0.96          NA
        Hartford LargeCap Growth HLS Fund...........................    0.86          NA        0.96          NA
        Hartford MidCap Stock HLS Fund..............................    0.81          NA        0.94          NA
        Hartford Money Market HLS Fund..............................    0.49        0.74        0.48        0.73

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                                      --------------------    --------------------
                                                                       RATIO OF EXPENSES       RATIO OF EXPENSES
                                                                           TO AVERAGE              TO AVERAGE
                                                                        NET ASSETS AFTER        NET ASSETS AFTER
                                                                          WAIVERS AND             WAIVERS AND
                                                                         EXPENSES PAID           EXPENSES PAID
                                                                           INDIRECTLY              INDIRECTLY
                                                                      --------------------    --------------------
        FUND                                                          CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                          --------    --------    --------    --------
        Hartford Mortgage Securities HLS Fund.......................    0.49        0.74        0.49        0.74
        Hartford SmallCap Growth HLS Fund...........................    0.62        0.87        0.63        0.88
        Hartford SmallCap Value HLS Fund............................    0.92        1.17        0.92        1.17
        Hartford Stock HLS Fund.....................................    0.48        0.73        0.48        0.73
        Hartford Total Return Bond HLS Fund.........................    0.50        0.75        0.50        0.75
        Hartford U.S. Government Securities HLS Fund................    0.47        0.72        0.47        0.72
        Hartford Value HLS Fund.....................................    0.85        1.10        0.85        1.10
        Hartford Value Opportunities HLS Fund.......................    0.64        0.89        0.66        0.91

    f) Distribution Plan for Class IB shares -- The following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2005, aggregate purchases and sales of investment securities (excludes short-term investments and U.S. government obligations) were as follows:

                                                             COST OF             SALES             COST OF             SALES
                                                            PURCHASES          PROCEEDS           PURCHASES          PROCEEDS
                                                            EXCLUDING          EXCLUDING             FOR                FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $ 8,339,555        $10,235,490         $532,299           $732,657
    Hartford Blue Chip Stock HLS Fund..................         42,721             69,152               --                 --
    Hartford Capital Appreciation HLS Fund.............     12,680,337         13,610,808               --                 --
    Hartford Capital Opportunities HLS Fund............          3,373              5,208               --                 --
    Hartford Disciplined Equity HLS Fund...............        912,430            653,968               --                 --
    Hartford Dividend And Growth HLS Fund..............      1,752,658          1,558,709               --                 --
    Hartford Equity Income HLS Fund....................        231,774             48,033               --                 --
    Hartford Focus HLS Fund............................        113,778            118,481               --                 --
    Hartford Global Advisers HLS Fund..................      1,801,947          1,826,852          389,631            322,678
    Hartford Global Leaders HLS Fund...................      3,136,641          3,190,834               --                 --
    Hartford Growth HLS Fund...........................        460,252            358,194               --                 --
    Hartford Growth Opportunities HLS Fund.............      1,474,934          1,395,013               --                 --
    Hartford High Yield HLS Fund.......................      1,005,394          1,050,800               --                 --
    Hartford Index HLS Fund............................         95,257            404,616               --                 --
    Hartford International Capital Appreciation HLS
      Fund.............................................      1,081,582            852,733               --                 --
    Hartford International Opportunities HLS Fund......      1,703,200          1,603,583               --                 --
    Hartford International Small Company HLS Fund......        300,662            191,585               --                 --
    Hartford International Stock HLS Fund..............         52,447             61,306               --                 --
    Hartford LargeCap Growth HLS Fund..................         32,455             23,151               --                 --

--------------------------------------------------------------------------------

                                                             COST OF             SALES             COST OF             SALES
                                                            PURCHASES          PROCEEDS           PURCHASES          PROCEEDS
                                                            EXCLUDING          EXCLUDING             FOR                FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford MidCap Stock HLS Fund.....................         61,894             69,317               --                 --
    Hartford Mortgage Securities HLS Fund..............        558,537            544,129          792,906            832,451
    Hartford SmallCap Growth HLS Fund..................        830,339            633,952               --                 --
    Hartford SmallCap Value HLS Fund...................         43,420             56,319               --                 --
    Hartford Stock HLS Fund............................      5,256,260          6,439,886               --                 --
    Hartford Total Return Bond HLS Fund................      6,947,713          6,499,887        5,658,418          5,600,462
    Hartford U.S. Government Securities HLS Fund.......      1,380,949          1,213,475        1,600,728          1,638,312
    Hartford Value HLS Fund............................        112,953             91,336               --                 --
    Hartford Value Opportunities HLS Fund..............        404,428            239,076               --                 --

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2005, the Funds did not have any borrowings under this facility.

6.  FUND MERGER:

    REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders of the Hartford Multisector Bond HLS Fund approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

    Hartford Multisector Bond HLS Fund merged into Hartford Total Return Bond HLS Fund.

    The merger was accomplished by tax free exchanges as detailed below:

    HARTFORD TOTAL RETURN BOND HLS FUND                            CLASS IA     CLASS IB
    -----------------------------------                           ----------    --------
    Net assets of Hartford Multisector Bond HLS Fund on April
      30, 2004..................................................  $   24,948    $     --
    Hartford Multisector Bond HLS Fund shares exchanged.........       2,422          --
    Hartford Total Return Bond shares issued....................       2,028          --
    Net assets of Hartford Total Return Bond HLS Fund
      immediately before the merger.............................  $2,339,844    $825,823
    Net assets of Hartford Total Return Bond HLS Fund
      immediately after the merger..............................  $2,364,792    $825,823

    The Hartford Multisector Bond HLS Fund had unrealized depreciation of $(49), accumulated net realized losses of $(1,170) and capital stock of $26,167 as of April 30, 2004:

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $23.04       $ 0.54        $ 1.12        $(0.77)       $ (1.04)
 Class IB.....................    23.17         0.47          1.15         (0.69)         (1.04)
 For the Year Ended December
   31, 2004
 Class IA.....................    22.67         0.51          0.33         (0.47)            --
 Class IB.....................    22.81         0.48          0.30         (0.42)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    19.59         0.42          3.18         (0.52)            --
 Class IB.....................    19.72         0.41          3.16         (0.48)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    23.44(5)      0.51(5)      (4.10)(5)     (0.26)(5)         --(5)
 Class IB.....................    23.60(5)      0.46(5)      (4.10)(5)     (0.24)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    26.65(5)      0.64(5)      (1.85)(5)     (0.73)(5)      (1.27)(5)
 Class IB.....................    26.63(5)      0.50(5)      (1.77)(5)     (0.49)(5)      (1.27)(5)
HARTFORD BLUE CHIP STOCK HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    17.84         0.07          0.98         (0.15)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    16.42         0.10          1.35         (0.03)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    12.70         0.03          3.69            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................    16.80         0.01         (4.11)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    19.63           --         (2.83)           --             --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    53.43         0.45          7.57         (0.52)         (7.94)
 Class IB.....................    53.18         0.25          7.59         (0.33)         (7.94)
 For the Year Ended December
   31, 2004
 Class IA.....................    44.91         0.35          8.34         (0.17)            --
 Class IB.....................    44.76         0.27          8.26         (0.11)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    31.70         0.26         13.17         (0.22)            --
 Class IB.....................    31.63         0.19         13.10         (0.16)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    39.75(5)      0.15(5)      (8.01)(5)     (0.19)(5)         --(5)
 Class IB.....................    39.68(5)      0.12(5)      (8.03)(5)     (0.14)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    59.26(5)      0.21(5)      (3.36)(5)     (0.27)(5)     (16.09)(5)
 Class IB.....................    59.23(5)      0.06(5)      (3.29)(5)     (0.23)(5)     (16.09)(5)

                                -- SELECTED PER-SHARE DATA(4) -- IOS AND SUPPLEMENTAL DATA --
                                -------   ------------------------------------------------------------------------------------------
                                                                                   RATIO OF      RATIO OF      RATIO OF
                                                                                   EXPENSES      EXPENSES        NET
                                  TAX     NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                RETURN     VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                  OF         END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                CAPITAL   OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                -------   ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................  $(0.36)     $22.53        7.24%     $ 8,157,354      0.66%         0.65%          1.96%        89%
 Class IB.....................   (0.36)      22.70        6.97        1,366,216      0.91          0.90           1.72         89
 For the Year Ended December
   31, 2004
 Class IA.....................      --       23.04        3.74        9,699,374      0.67          0.67           2.16         36
 Class IB.....................      --       23.17        3.48        1,462,319      0.92          0.92           1.91         36
 For the Year Ended December
   31, 2003
 Class IA.....................      --       22.67       18.49       10,358,449      0.67          0.67           2.03         48
 Class IB.....................      --       22.81       18.20        1,263,641      0.92          0.92           1.78         48
 For the Year Ended December
   31, 2002
 Class IA.....................      --       19.59(5)   (13.79)       9,249,397      0.67          0.67           2.29         47
 Class IB.....................      --       19.72(5)   (13.99)         672,078      0.92          0.90           2.07         47
 For the Year Ended December
   31, 2001
 Class IA.....................      --       23.44(5)    (4.64)      11,836,564      0.66          0.66           2.51         34
 Class IB.....................      --       23.60(5)    (4.81)         521,205      0.91          0.84           2.33         34
HARTFORD BLUE CHIP STOCK HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      --       18.74        5.85          155,020      0.91          0.81           0.32         27
 For the Year Ended December
   31, 2004
 Class IA.....................      --       17.84        8.90          173,702      0.90          0.90           0.56         26
 For the Year Ended December
   31, 2003
 Class IA.....................      --       16.42       29.30          182,530      0.90          0.90           0.22         28
 For the Year Ended December
   31, 2002
 Class IA.....................      --       12.70      (24.40)         155,333      0.92          0.92           0.04         37
 For the Year Ended December
   31, 2001
 Class IA.....................      --       16.80      (14.41)         239,597      0.92          0.92          (0.01)        47
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      --       52.99       15.55       11,317,561      0.70          0.70           0.78         97
 Class IB.....................      --       52.75       15.26        2,793,612      0.95          0.95           0.53         97
 For the Year Ended December
   31, 2004
 Class IA.....................      --       53.43       19.36       10,751,945      0.70          0.70           0.77         89
 Class IB.....................      --       53.18       19.07        2,505,798      0.95          0.95           0.52         89
 For the Year Ended December
   31, 2003
 Class IA.....................      --       44.91       42.38        8,912,749      0.69          0.69           0.77         94
 Class IB.....................      --       44.76       42.02        1,579,399      0.94          0.94           0.52         94
 For the Year Ended December
   31, 2002
 Class IA.....................      --       31.70(5)   (19.70)       6,240,859      0.69          0.69           0.64         94
 Class IB.....................      --       31.63(5)   (19.88)         588,013      0.94          0.92           0.41         94
 For the Year Ended December
   31, 2001
 Class IA.....................      --       39.75(5)    (6.94)       8,734,600      0.68          0.68           0.57         92
 Class IB.....................      --       39.68(5)    (7.10)         393,241      0.93          0.86           0.39         92

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD CAPITAL OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $ 7.08       $ 0.02        $(0.04)       $(0.02)       $    --
 For the Year Ended December
   31, 2004
 Class IA.....................     6.46         0.03          0.62         (0.03)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     5.09         0.02          1.37         (0.02)            --
 For the Year Ended December
   31, 2002
 Class IA.....................     7.15           --         (2.06)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................     9.37        (0.01)        (2.21)           --             --
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    12.02         0.12          0.67         (0.15)            --
 Class IB.....................    11.93         0.08          0.68         (0.11)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.20         0.16          0.79         (0.13)            --
 Class IB.....................    11.14         0.14          0.76         (0.11)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.80         0.07          2.45         (0.12)            --
 Class IB.....................     8.75         0.05          2.43         (0.09)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    11.72(5)      0.05(5)      (2.97)(5)        --(5)          --(5)
 Class IB.....................    11.67(5)      0.04(5)      (2.96)(5)        --(5)          --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    13.26(5)      0.06(5)      (1.10)(5)        --(5)       (0.50)(5)
 Class IB.....................    13.23(5)      0.05(5)      (1.11)(5)        --(5)       (0.50)(5)
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    20.83         0.36          0.87         (0.40)         (0.92)
 Class IB.....................    20.76         0.29          0.89         (0.34)         (0.92)
 For the Year Ended December
   31, 2004
 Class IA.....................    18.77         0.32          2.01         (0.27)            --
 Class IB.....................    18.72         0.27          2.00         (0.23)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    15.09         0.24          3.79         (0.25)         (0.10)
 Class IB.....................    15.07         0.21          3.76         (0.22)         (0.10)
 For the Year Ended December
   31, 2002
 Class IA.....................    18.80(5)      0.25(5)      (3.64)(5)     (0.23)(5)      (0.09)(5)
 Class IB.....................    18.79(5)      0.24(5)      (3.66)(5)     (0.21)(5)      (0.09)(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    21.24(5)      0.31(5)      (1.14)(5)     (0.30)(5)      (1.31)(5)
 Class IB.....................    21.24(5)      0.39(5)      (1.25)(5)     (0.28)(5)      (1.31)(5)

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                -------   ------------------------------------------------------------------------------------------
                                                                                   RATIO OF      RATIO OF      RATIO OF
                                                                                   EXPENSES      EXPENSES        NET
                                  TAX     NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                RETURN     VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                  OF         END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                CAPITAL   OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                -------   ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD CAPITAL OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................  $(0.01)     $ 7.03       (0.22)%    $    13,416      1.06%         0.86%          0.31%        24%
 For the Year Ended December
   31, 2004
 Class IA.....................      --        7.08        9.93           15,380      1.05          1.05           0.38        119
 For the Year Ended December
   31, 2003
 Class IA.....................      --        6.46       27.38           17,794      1.06          1.06           0.28         68
 For the Year Ended December
   31, 2002
 Class IA.....................      --        5.09      (28.85)          16,387      1.05          1.05           0.04        109
 For the Year Ended December
   31, 2001
 Class IA.....................      --        7.15      (23.63)          23,514      1.16          1.16          (0.19)       102
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      --       12.66        6.58        1,019,703      0.74          0.74           1.07         58
 Class IB.....................      --       12.58        6.31          340,108      0.99          0.99           0.82         58
 For the Year Ended December
   31, 2004
 Class IA.....................      --       12.02        8.41          770,938      0.75          0.75           1.53         62
 Class IB.....................      --       11.93        8.14          270,171      1.00          1.00           1.28         62
 For the Year Ended December
   31, 2003
 Class IA.....................      --       11.20       28.82          685,888      0.78          0.78           0.89         73
 Class IB.....................      --       11.14       28.50          155,810      1.03          1.03           0.64         73
 For the Year Ended December
   31, 2002
 Class IA.....................      --        8.80(5)   (24.65)         460,807      0.79          0.79           0.65         92
 Class IB.....................      --        8.75(5)   (24.85)          58,930      1.04          1.02           0.42         92
 For the Year Ended December
   31, 2001
 Class IA.....................      --       11.72(5)    (8.02)         416,013      0.79          0.79           0.54         85
 Class IB.....................      --       11.67(5)    (8.18)          46,599      1.04          0.97           0.36         85
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      --       20.74        5.96        4,978,773      0.67          0.67           1.70         26
 Class IB.....................      --       20.68        5.70        1,506,556      0.92          0.92           1.45         26
 For the Year Ended December
   31, 2004
 Class IA.....................      --       20.83       12.42        4,719,663      0.68          0.68           1.73         27
 Class IB.....................      --       20.76       12.14        1,393,412      0.93          0.93           1.48         27
 For the Year Ended December
   31, 2003
 Class IA.....................      --       18.77       26.80        3,927,415      0.69          0.69           1.61         31
 Class IB.....................      --       18.72       26.48          902,779      0.94          0.94           1.36         31
 For the Year Ended December
   31, 2002
 Class IA.....................      --       15.09(5)   (14.23)       2,810,625      0.69          0.69           1.56         43
 Class IB.....................      --       15.07(5)   (14.42)         327,617      0.94          0.92           1.33         43
 For the Year Ended December
   31, 2001
 Class IA.....................      --       18.80(5)    (4.04)       3,190,773      0.68          0.68           1.66         61
 Class IB.....................      --       18.79(5)    (4.21)         153,848      0.93          0.86           1.48         61

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD EQUITY INCOME FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $11.64       $ 0.21        $ 0.36        $(0.20)       $    --
 Class IB.....................    11.62         0.17          0.36         (0.17)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.75         0.12          0.89         (0.12)            --
 Class IB.....................    10.74         0.10          0.88         (0.10)            --
 From inception October 31,
   2003 through December 31,
   2003
 Class IA.....................    10.00         0.02          0.75         (0.02)            --
 Class IB.....................    10.00         0.02          0.74         (0.02)            --
HARTFORD FOCUS HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    10.18         0.10          0.87         (0.19)         (0.40)
 Class IB.....................    10.13         0.04          0.89         (0.13)         (0.40)
 For the Year Ended December
   31, 2004
 Class IA.....................     9.90         0.10          0.21         (0.03)            --
 Class IB.....................     9.86         0.08          0.20         (0.01)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.74         0.03          2.16         (0.03)            --
 Class IB.....................     7.71         0.02          2.15         (0.02)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.38(5)    0.03(5)        (2.66)(5)        --(5)       (0.01)(5)
 Class IB.....................    10.37(5)    0.02(5)        (2.67)(5)        --(5)       (0.01)(5)
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)    0.02(5)         0.38(5)      (0.02)(5)         --(5)
 Class IB.....................    10.00(5)    0.01(5)         0.37(5)      (0.01)(5)         --(5)
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    12.53         0.21          0.20         (0.46)            --
 Class IB.....................    12.44         0.23          0.14         (0.40)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.15         0.19          1.19            --             --
 Class IB.....................    11.09         0.14          1.21            --             --
 For the Year Ended December
   31, 2003
 Class IA.....................     9.16         0.12          1.95         (0.08)            --
 Class IB.....................     9.12         0.11          1.93         (0.07)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.07(5)     (0.50)(5)     (0.41)(5)        --(5)          --(5)
 Class IB.....................    10.05(5)     (0.41)(5)     (0.52)(5)        --(5)          --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    11.49(5)      0.23(5)      (0.94)(5)     (0.08)(5)      (0.63)(5)
 Class IB.....................    11.47(5)      0.44(5)      (1.16)(5)     (0.07)(5)      (0.63)(5)

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD EQUITY INCOME FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $12.01        4.81%     $   231,151      0.86%         0.76%          2.27%        21%
 Class IB.....................     11.98        4.56           79,417      1.11          1.01           2.03         21
 For the Year Ended December
   31, 2004
 Class IA.....................     11.64        9.43           90,197      0.90          0.90           1.99         18
 Class IB.....................     11.62        9.16           24,876      1.15          1.15           1.74         18
 From inception October 31,
   2003 through December 31,
   2003
 Class IA.....................     10.75        7.65(2)         8,511      1.13(1)       1.13(1)        1.50(1)       2
 Class IB.....................     10.74        7.59(2)         1,609      1.38(1)       1.38(1)        1.25(1)       2
HARTFORD FOCUS HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     10.56        9.88           52,679      0.92          0.91           0.77        136
 Class IB.....................     10.53        9.60           41,972      1.17          1.16           0.52        136
 For the Year Ended December
   31, 2004
 Class IA.....................     10.18        3.16           49,519      0.90          0.90           1.06        111
 Class IB.....................     10.13        2.90           41,587      1.15          1.15           0.81        111
 For the Year Ended December
   31, 2003
 Class IA.....................      9.90       28.37           49,891      0.90          0.90           0.40        129
 Class IB.....................      9.86       28.05           39,674      1.15          1.15           0.15        129
 For the Year Ended December
   31, 2002
 Class IA.....................      7.74(5)   (24.59)          35,237      0.88          0.88           0.40        212
 Class IB.....................      7.71(5)   (24.76)          18,361      1.13          1.11           0.17        212
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................     10.38(5)     3.94(2)        32,968   0.95(1)          0.95(1)        0.47(1)     113
 Class IB.....................     10.37(5)     3.83(2)         8,803   1.20(1)          1.13(1)        0.29(1)     113
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     12.48        3.37          332,169      0.83          0.83           1.59        502
 Class IB.....................     12.41        3.11           71,346      1.09          1.09           1.33        502
 For the Year Ended December
   31, 2004
 Class IA.....................     12.53       12.38          362,757      0.84          0.84           1.27        511
 Class IB.....................     12.44       12.13           86,937      1.09          1.09           1.02        511
 For the Year Ended December
   31, 2003
 Class IA.....................     11.15       22.26          312,492      0.84          0.84           1.26        452
 Class IB.....................     11.09       21.97           41,594      1.09          1.09           1.01        452
 For the Year Ended December
   31, 2002
 Class IA.....................      9.16(5)    (8.95)         269,329      0.83          0.83           2.05        288
 Class IB.....................      9.12(5)    (9.15)          16,078      1.08          1.06           1.82        288
 For the Year Ended December
   31, 2001
 Class IA.....................     10.07(5)    (6.25)         331,784      0.86          0.86           2.21        346
 Class IB.....................     10.05(5)    (6.42)          11,965      1.11          1.04           2.03        346

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $18.41       $ 0.14        $ 0.33        $(0.14)       $    --
 Class IB.....................    18.32         0.07          0.35         (0.08)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    15.53         0.12          2.85         (0.09)            --
 Class IB.....................    15.47         0.10          2.82         (0.07)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.50         0.07          4.02         (0.06)            --
 Class IB.....................    11.47         0.04          4.00         (0.04)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.43(5)    0.13(5)        (2.95)(5)     (0.11)(5)         --(5)
 Class IB.....................    14.40(5)    0.12(5)        (2.96)(5)     (0.09)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    17.59(5)    0.11(5)        (3.02)(5)     (0.08)(5)      (0.17)(5)
 Class IB.....................    17.57(5)    0.08(5)        (3.02)(5)     (0.06)(5)      (0.17)(5)
HARTFORD GROWTH HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    12.47         0.02          0.53            --          (0.48)
 Class IB.....................    12.38        (0.03)         0.55            --          (0.48)
 For the Year Ended December
   31, 2004
 Class IA.....................    11.16         0.01          1.39            --          (0.09)
 Class IB.....................    11.11         0.01          1.35            --          (0.09)
 For the Year Ended December
   31, 2003
 Class IA.....................     8.66         0.01          2.85            --          (0.34)
 Class IB.....................     8.64        (0.02)         2.83            --          (0.34)
 From inception April 30, 2002
   through December 31, 2002
 Class IA.....................    10.00           --         (1.34)           --             --
 Class IB.....................    10.00           --         (1.36)           --             --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    27.63         0.12          4.36         (0.06)         (1.98)
 Class IB.....................    27.44         0.04          4.35            --          (1.98)
 For the Year Ended December
   31, 2004
 Class IA.....................    23.57         0.05          4.01            --             --
 Class IB.....................    23.48         0.03          3.93            --             --
 For the Year Ended December
   31, 2003
 Class IA.....................    16.40         0.01          7.18            --             --
 Class IB.....................    16.37         0.01          7.12            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................    22.66        (0.03)        (6.23)           --             --
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    21.16        (0.01)        (4.78)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    40.66           --         (9.21)           --          (8.79)

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $18.74        2.59%     $   935,539      0.77%         0.77%          0.74%       262%
 Class IB.....................     18.66        2.33          280,050      1.02          1.02           0.48        262
 For the Year Ended December
   31, 2004
 Class IA.....................     18.41       19.19        1,004,850      0.78          0.78           0.83        255
 Class IB.....................     18.32       18.89          273,202      1.03          1.03           0.58        255
 For the Year Ended December
   31, 2003
 Class IA.....................     15.53       35.57          728,049      0.80          0.80           0.54        292
 Class IB.....................     15.47       35.24          129,315      1.05          1.05           0.29        292
 For the Year Ended December
   31, 2002
 Class IA.....................     11.50(5)   (19.51)         544,901      0.81          0.81           1.06        324
 Class IB.....................     11.47(5)   (19.70)          55,421      1.06          1.03           0.84        324
 For the Year Ended December
   31, 2001
 Class IA.....................     14.43(5)   (16.58)         484,661      0.81          0.81           0.71        363
 Class IB.....................     14.40(5)   (16.73)          49,356      1.06          0.99           0.53        363
HARTFORD GROWTH HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     12.54        4.67(7)       345,558      0.84          0.84           0.02         76
 Class IB.....................     12.42        4.42(7)       206,105      1.09          1.09          (0.23)        76
 For the Year Ended December
   31, 2004
 Class IA.....................     12.47       12.49          249,473      0.86          0.86           0.09         79
 Class IB.....................     12.38       12.21          170,895      1.11          1.11          (0.16)        79
 For the Year Ended December
   31, 2003
 Class IA.....................     11.16       32.81          127,944      0.88          0.88          (0.20)       111
 Class IB.....................     11.11       32.48           90,188      1.13          1.13          (0.45)       111
 From inception April 30, 2002
   through December 31, 2002
 Class IA.....................      8.66      (13.43)(2)       13,452      0.99(1)       0.99(1)        0.01(1)      76
 Class IB.....................      8.64      (13.57)(2)        7,937      1.24(1)       1.24(1)       (0.25)(1)     76
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     30.07       16.31(8)     1,012,774      0.64          0.64           0.33        140
 Class IB.....................     29.85       16.02(8)       179,308      0.89          0.89           0.06        140
 For the Year Ended December
   31, 2004
 Class IA.....................     27.63       17.18          848,674      0.63          0.63           0.23        137
 Class IB.....................     27.44       16.89          112,896      0.88          0.88          (0.03)       137
 For the Year Ended December
   31, 2003
 Class IA.....................     23.57       43.79          696,900      0.64          0.64          (0.05)       145
 Class IB.....................     23.48       43.43           59,686      0.89          0.89          (0.30)       145
 For the Year Ended December
   31, 2002
 Class IA.....................     16.40      (27.65)         478,045      0.66          0.66          (0.16)       189
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................     16.37      (22.65)(2)        5,287      0.84(1)       0.84(1)       (0.10)(1)    189
 For the Year Ended December
   31, 2001
 Class IA.....................     22.66      (22.85)         755,068      0.65          0.65          (0.01)       228

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.
(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $10.26       $ 0.79        $(0.58)       $(0.67)       $    --
 Class IB.....................    10.17         0.76         (0.59)        (0.64)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.06         0.58          0.12         (0.50)            --
 Class IB.....................     9.98         0.64          0.03         (0.48)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.49         0.19          1.75         (0.37)            --
 Class IB.....................     8.44         0.28          1.63         (0.37)            --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.64(5)      0.63(5)      (1.73)(5)     (0.05)(5)         --(5)
 Class IB.....................     9.61(5)      0.49(5)      (1.61)(5)     (0.05)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................     9.39(5)      0.78(5)      (0.52)(5)     (0.01)(5)         --(5)
 Class IB.....................     9.38(5)      0.84(5)      (0.60)(5)     (0.01)(5)         --(5)
HARTFORD INDEX HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    32.17         0.51          0.90         (0.61)         (1.00)
 Class IB.....................    32.02         0.40          0.93         (0.51)         (1.00)
 For the Year Ended December
   31, 2004
 Class IA.....................    29.60         0.50          2.56         (0.39)         (0.10)
 Class IB.....................    29.49         0.44          2.53         (0.34)         (0.10)
 For the Year Ended December
   31, 2003
 Class IA.....................    23.46         0.36          6.23         (0.37)         (0.08)
 Class IB.....................    23.39         0.31          6.19         (0.32)         (0.08)
 For the Year Ended December
   31, 2002
 Class IA.....................    31.81(5)      0.32(5)      (8.29)(5)     (0.28)(5)      (0.10)(5)
 Class IB.....................    31.75(5)      0.28(5)      (8.30)(5)     (0.24)(5)      (0.10)(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    37.25(5)      0.31(5)      (4.87)(5)     (0.29)(5)      (0.59)(5)
 Class IB.....................    37.20(5)      0.30(5)      (4.91)(5)     (0.25)(5)      (0.59)(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    12.45         0.11          0.60         (0.10)         (0.58)
 Class IB.....................    12.37         0.06          0.61         (0.06)         (0.58)
 For the Year Ended December
   31, 2004
 Class IA.....................    10.20         0.05          2.44            --          (0.24)
 Class IB.....................    10.16         0.06          2.39            --          (0.24)
 For the Year Ended December
   31, 2003
 Class IA.....................     7.09           --          3.61            --          (0.50)
 Class IB.....................     7.08           --          3.58            --          (0.50)
 For the Year Ended December
   31, 2002
 Class IA.....................     8.59(5)      0.03(5)      (1.51)(5)     (0.02)(5)         --(5)
 Class IB.....................     8.59(5)      0.01(5)      (1.51)(5)     (0.01)(5)         --(5)
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)         --(5)
 Class IB.....................    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)         --(5)

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $ 9.80        2.13(7)%  $   443,859      0.77%         0.76%          6.51%       138%
 Class IB.....................      9.70        1.85(7)       272,538      1.02          1.01           6.25        138
 For the Year Ended December
   31, 2004
 Class IA.....................     10.26        7.40          518,881      0.77          0.77           6.31         92
 Class IB.....................     10.17        7.14          309,672      1.02          1.02           6.06         92
 For the Year Ended December
   31, 2003
 Class IA.....................     10.06       23.18          481,315      0.78          0.78           7.00         44
 Class IB.....................      9.98       22.88          259,544      1.03          1.03           6.75         44
 For the Year Ended December
   31, 2002
 Class IA.....................      8.49(5)    (6.89)         200,017      0.82          0.82           9.33         60
 Class IB.....................      8.44(5)    (7.14)          57,084      1.07          1.05           9.10         60
 For the Year Ended December
   31, 2001
 Class IA.....................      9.64(5)     2.69          127,044      0.81          0.81           9.70         63
 Class IB.....................      9.61(5)     2.54           25,901      1.06          0.99           9.52         63
HARTFORD INDEX HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     31.97        4.50        1,701,424      0.42          0.42           1.46          5
 Class IB.....................     31.84        4.24          263,579      0.67          0.67           1.21          5
 For the Year Ended December
   31, 2004
 Class IA.....................     32.17       10.39        1,973,470      0.44          0.44           1.60          5
 Class IB.....................     32.02       10.12          252,959      0.69          0.69           1.35          5
 For the Year Ended December
   31, 2003
 Class IA.....................     29.60       28.13        1,934,490      0.44          0.44           1.40          3
 Class IB.....................     29.49       27.81          195,900      0.69          0.69           1.15          3
 For the Year Ended December
   31, 2002
 Class IA.....................     23.46(5)   (22.45)       1,553,260      0.44          0.44           1.18         15
 Class IB.....................     23.39(5)   (22.63)          68,832      0.69          0.67           0.95         15
 For the Year Ended December
   31, 2001
 Class IA.....................     31.81(5)   (12.31)       1,976,361      0.43          0.43           0.91          5
 Class IB.....................     31.75(5)   (12.47)          46,056      0.68          0.61           0.73          5
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     12.48        6.16          370,555      0.93          0.93           1.05        179
 Class IB.....................     12.40        5.89          244,572      1.18          1.18           0.78        179
 For the Year Ended December
   31, 2004
 Class IA.....................     12.45       24.72          208,703      0.97          0.97           0.86        215
 Class IB.....................     12.37       24.40          137,183      1.22          1.22           0.61        215
 For the Year Ended December
   31, 2003
 Class IA.....................     10.20       51.02           67,147      1.01          1.01           0.23        244
 Class IB.....................     10.16       50.65           63,698      1.26          1.26          (0.02)       244
 For the Year Ended December
   31, 2002
 Class IA.....................      7.09(5)   (17.21)          21,368      1.26          1.26           0.59        285
 Class IB.....................      7.08(5)   (17.40)          13,878      1.51          1.49           0.36        285
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      8.59(5)   (13.98)(2)        9,969      1.00(1)       1.00(1)        0.42(1)     191
 Class IB.....................      8.59(5)   (14.08)(2)        5,075      1.25(1)       1.18(1)        0.24(1)     191

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.05 and $0.05 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $11.86       $ 0.14        $ 1.59        $   --        $    --
 Class IB.....................    11.83         0.13          1.56            --             --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.11         0.10          1.73         (0.08)            --
 Class IB.....................    10.09         0.08          1.72         (0.06)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.66         0.09          2.44         (0.08)            --
 Class IB.....................     7.66         0.07          2.43         (0.07)            --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.53(5)      0.17(5)      (1.94)(5)     (0.10)(5)         --(5)
 Class IB.....................     9.51(5)      0.14(5)      (1.91)(5)     (0.08)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    13.64(5)      0.12(5)      (2.61)(5)     (0.01)(5)      (1.61)(5)
 Class IB.....................    13.65(5)      0.12(5)      (2.63)(5)     (0.02)(5)      (1.61)(5)
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    14.52         0.11          2.44         (0.38)         (1.85)
 Class IB.....................    14.42         0.08          2.40         (0.34)         (1.85)
 For the Year Ended December
   31, 2004
 Class IA.....................    12.62         0.16          1.96            --          (0.22)
 Class IB.....................    12.56         0.14          1.94            --          (0.22)
 For the Year Ended December
   31, 2003
 Class IA.....................     8.89         0.09          4.68         (0.11)         (0.93)
 Class IB.....................     8.86         0.08          4.64         (0.09)         (0.93)
 For the Year Ended December
   31, 2002
 Class IA.....................     9.39(5)      0.02(5)      (0.52)(5)        --(5)          --(5)
 Class IB.....................     9.38(5)      0.01(5)      (0.53)(5)        --(5)          --(5)
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.05(5)      (0.64)(5)     (0.02)(5)         --(5)
 Class IB.....................    10.00(5)      0.03(5)      (0.64)(5)     (0.01)(5)         --(5)
HARTFORD INTERNATIONAL STOCK
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    13.63         0.26          1.26         (0.18)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.85         0.21          1.61         (0.04)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     9.33         0.20          2.57         (0.25)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.43         0.17         (1.18)        (0.09)            --
 For the Year Ended December
   31, 2001
 Class IA.....................    15.07         0.11         (3.62)           --          (1.13)

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $13.59       14.62%     $ 1,251,426      0.78%         0.78%          1.22%       120%
 Class IB.....................     13.52       14.33          319,626      1.03          1.03           0.97        120
 For the Year Ended December
   31, 2004
 Class IA.....................     11.86       18.08        1,054,884      0.80          0.80           1.13        142
 Class IB.....................     11.83       17.79          247,752      1.05          1.05           0.88        142
 For the Year Ended December
   31, 2003
 Class IA.....................     10.11       33.10          823,760      0.83          0.83           1.08        144
 Class IB.....................     10.09       32.76           76,246      1.08          1.08           0.83        144
 For the Year Ended December
   31, 2002
 Class IA.....................      7.66(5)   (17.93)         646,903      0.81          0.81           1.23        161
 Class IB.....................      7.66(5)   (18.12)          26,641      1.06          1.04           1.00        161
 For the Year Ended December
   31, 2001
 Class IA.....................      9.53(5)   (18.73)         941,934      0.81          0.81           1.10        144
 Class IB.....................      9.51(5)   (18.88)          22,277      1.06          0.99           0.92        144
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     14.84       18.60          193,712      1.00          1.00           1.19         95
 Class IB.....................     14.71       18.30           92,157      1.25          1.25           0.97         95
 For the Year Ended December
   31, 2004
 Class IA.....................     14.52       16.96           84,012      1.08          1.08           1.53        119
 Class IB.....................     14.42       16.67           54,750      1.33          1.33           1.28        119
 For the Year Ended December
   31, 2003
 Class IA.....................     12.62       53.73           44,088      1.23          1.23           1.35        150
 Class IB.....................     12.56       53.35           22,704      1.48          1.48           1.10        150
 For the Year Ended December
   31, 2002
 Class IA.....................      8.89(5)    (5.08)          16,722      1.71          1.71           0.23        183
 Class IB.....................      8.86(5)    (5.30)           5,130      1.96          1.96          (0.01)       183
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      9.39(5)    (5.98)(2)        4,373      1.00(1)       1.00(1)        1.01(1)     168
 Class IB.....................      9.38(5)    (6.09)(2)          768      1.25(1)       1.18(1)        0.83(1)     168
HARTFORD INTERNATIONAL STOCK
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     14.97       11.40           96,129      0.94          0.94           1.72         57
 For the Year Ended December
   31, 2004
 Class IA.....................     13.63       15.31           96,582      0.96          0.96           1.49         58
 For the Year Ended December
   31, 2003
 Class IA.....................     11.85       30.01           94,895      0.96          0.96           1.83         43
 For the Year Ended December
   31, 2002
 Class IA.....................      9.33       (9.74)          81,352      0.97          0.97           1.53         53
 For the Year Ended December
   31, 2001
 Class IA.....................     10.43      (24.17)         105,313      0.94          0.94           0.89         58

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD LARGECAP GROWTH HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $ 9.58       $ 0.02        $ 0.07        $(0.08)       $    --
 For the Year Ended December
   31, 2004
 Class IA.....................     8.59         0.06          0.93            --             --
 For the Year Ended December
   31, 2003
 Class IA.....................     6.96           --          1.63            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.09        (0.02)        (3.11)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.86        (0.01)        (1.76)           --             --
HARTFORD MIDCAP STOCK HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    12.63        (0.04)         0.53            --          (1.79)
 For the Year Ended December
   31, 2004
 Class IA.....................    11.21         0.01          1.43         (0.02)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.57         0.02          2.64         (0.02)            --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.85         0.02         (1.30)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    10.31         0.01         (0.44)        (0.01)         (0.02)
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     1.00         0.03            --         (0.03)            --
 Class IB.....................     1.00         0.03            --         (0.03)            --
 For the Year Ended December
   31, 2004
 Class IA.....................     1.00           --            --            --             --
 Class IB.....................     1.00           --            --            --             --
 For the Year Ended December
   31, 2003
 Class IA.....................     1.00         0.01            --         (0.01)            --
 Class IB.....................     1.00           --            --            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................     1.00         0.01            --         (0.01)            --
 Class IB.....................     1.00         0.01            --         (0.01)            --
 For the Year Ended December
   31, 2001
 Class IA.....................     1.00         0.04            --         (0.04)            --
 Class IB.....................     1.00         0.04            --         (0.04)            --

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD LARGECAP GROWTH HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $ 9.59        0.99%     $    69,136      0.96%         0.86%          0.33%        34%
 For the Year Ended December
   31, 2004
 Class IA.....................      9.58       11.54           59,766      0.96          0.96           0.70         30
 For the Year Ended December
   31, 2003
 Class IA.....................      8.59       23.42           58,670      0.93          0.93           0.05        121
 For the Year Ended December
   31, 2002
 Class IA.....................      6.96      (31.04)          51,944      0.95          0.95          (0.19)        44
 For the Year Ended December
   31, 2001
 Class IA.....................     10.09      (14.89)          86,475      0.95          0.95          (0.11)        77
HARTFORD MIDCAP STOCK HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     11.33        4.55           55,209      1.01          0.81          (0.39)       112
 For the Year Ended December
   31, 2004
 Class IA.....................     12.63       12.83           59,730      0.94          0.94           0.02        179
 For the Year Ended December
   31, 2003
 Class IA.....................     11.21       31.05           56,285      0.95          0.95           0.16         76
 For the Year Ended December
   31, 2002
 Class IA.....................      8.57      (13.06)          43,251      0.97          0.97           0.16         77
 For the Year Ended December
   31, 2001
 Class IA.....................      9.85       (4.17)          46,758      1.02          1.02           0.07         79
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      1.00        2.84        1,353,836      0.49          0.49           2.79         --
 Class IB.....................      1.00        2.58          264,040      0.75          0.75           2.54         --
 For the Year Ended December
   31, 2004
 Class IA.....................      1.00        0.94        1,294,525      0.48          0.48           0.93         --
 Class IB.....................      1.00        0.69          252,808      0.73          0.73           0.68         --
 For the Year Ended December
   31, 2003
 Class IA.....................      1.00        0.75        1,609,439      0.49          0.49           0.75         --
 Class IB.....................      1.00        0.50          240,930      0.74          0.74           0.50         --
 For the Year Ended December
   31, 2002
 Class IA.....................      1.00        1.47        2,319,456      0.49          0.49           1.43         --
 Class IB.....................      1.00        1.24          261,914      0.74          0.72           1.20         --
 For the Year Ended December
   31, 2001
 Class IA.....................      1.00        3.87        1,867,520      0.48          0.48           3.58         --
 Class IB.....................      1.00        3.68          152,129      0.73          0.66           3.40         --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $11.71       $ 0.55        $(0.28)       $(0.48)       $    --
 Class IB.....................    11.61        (0.53)        (0.29)        (0.45)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.84         0.41          0.06         (0.58)         (0.02)
 Class IB.....................    11.75         0.45         (0.02)        (0.55)         (0.02)
 For the Year Ended December
   31, 2003
 Class IA.....................    12.01         0.35         (0.08)        (0.38)         (0.06)
 Class IB.....................    11.94         0.38         (0.14)        (0.37)         (0.06)
 For the Year Ended December
   31, 2002
 Class IA.....................    11.54(5)      0.37(5)       0.15(5)      (0.05)(5)         --(5)
 Class IB.....................    11.50(5)      0.31(5)       0.18(5)      (0.05)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    11.38(5)      0.49(5)       0.34(5)      (0.67)(5)         --(5)
 Class IB.....................    11.36(5)      0.50(5)       0.31(5)      (0.67)(5)         --(5)
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    20.26         0.09          2.13         (0.08)         (1.22)
 Class IB.....................    20.21         0.02          2.15         (0.03)         (1.22)
 For the Year Ended December
   31, 2004
 Class IA.....................    17.55         0.04          2.67            --             --
 Class IB.....................    17.55         0.03          2.63            --             --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.70           --          5.85            --             --
 Class IB.....................    11.73        (0.01)         5.83            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................    16.44        (0.02)        (4.72)           --             --
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    15.96        (0.01)        (4.22)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    23.73           --         (4.91)           --          (2.38)
HARTFORD SMALLCAP VALUE HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    16.61         0.15          1.08         (0.23)         (3.84)
 Class IB.....................    16.59         0.16          1.02         (0.19)         (3.84)
 For the Year Ended December
   31, 2004
 Class IA.....................    14.81         0.13          1.92         (0.10)         (0.15)
 Class IB.....................    14.78         0.15          1.91         (0.10)         (0.15)
 For the Year Ended December
   31, 2003
 Class IA.....................    10.88         0.13          4.01         (0.06)         (0.15)
 From inception July 1, 2003
   through December 31, 2003
 Class IB.....................    12.06           --          2.72            --             --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.20         0.07         (1.93)        (0.10)         (1.36)
 For the Year Ended December
   31, 2001
 Class IA.....................    11.74         0.13          2.33            --             --

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                -------   ------------------------------------------------------------------------------------------
                                                                                   RATIO OF      RATIO OF      RATIO OF
                                                                                   EXPENSES      EXPENSES        NET
                                  TAX     NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                RETURN     VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                  OF         END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                CAPITAL   OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                -------   ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $  --      $11.50        2.36%     $   457,600      0.49%         0.49%          4.25%       131%
 Class IB.....................      --       11.40        2.11          163,031      0.74          0.74           4.00        131
 For the Year Ended December
   31, 2004
 Class IA.....................      --       11.71        4.12          521,171      0.49          0.49           3.29        100
 Class IB.....................      --       11.61        3.86          180,232      0.74          0.74           3.04        100
 For the Year Ended December
   31, 2003
 Class IA.....................      --       11.84        2.29          587,833      0.49          0.49           2.84        111
 Class IB.....................      --       11.75        2.03          180,982      0.74          0.74           2.59        111
 For the Year Ended December
   31, 2002
 Class IA.....................      --       12.01(5)     8.15          727,323      0.49          0.49           3.86        339
 Class IB.....................      --       11.94(5)     7.89          116,549      0.74          0.73           3.62        339
 For the Year Ended December
   31, 2001
 Class IA.....................      --       11.54(5)     7.50          424,603      0.48          0.48           5.64        233
 Class IB.....................      --       11.50(5)     7.30           26,121      0.73          0.66           5.46        233
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   (0.30)      20.88       11.02(7)       704,168      0.63          0.63           0.20         77
 Class IB.....................   (0.30)      20.83       10.78(7)       271,859      0.88          0.88          (0.05)        77
 For the Year Ended December
   31, 2004
 Class IA.....................      --       20.26       15.43          503,717      0.64          0.64           0.27         88
 Class IB.....................      --       20.21       15.14          201,589      0.89          0.89           0.02         88
 For the Year Ended December
   31, 2003
 Class IA.....................      --       17.55       50.06          346,380      0.66          0.66          (0.01)       101
 Class IB.....................      --       17.55       49.70           74,592      0.91          0.91          (0.26)       101
 For the Year Ended December
   31, 2002
 Class IA.....................      --       11.70      (28.83)         184,062      0.69          0.69          (0.18)        99
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................      --       11.73      (26.51)(2)        7,150      0.89(1)       0.89(1)       (0.13)(1)     99
 For the Year Ended December
   31, 2001
 Class IA.....................      --       16.44      (20.18)         272,272      0.68          0.68          (0.02)       164
HARTFORD SMALLCAP VALUE HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................      --       13.77        8.11          103,350      0.92          0.92           0.94         49
 Class IB.....................      --       13.74        7.83              146      1.17          1.17           0.71         49
 For the Year Ended December
   31, 2004
 Class IA.....................      --       16.61       13.98          114,296      0.92          0.92           0.80         51
 Class IB.....................      --       16.59       14.06               32      1.17          1.17           0.55         51
 For the Year Ended December
   31, 2003
 Class IA.....................      --       14.81       38.46          105,589      0.92          0.92           0.99         57
 From inception July 1, 2003
   through December 31, 2003
 Class IB.....................      --       14.78       25.54(2)             1      1.17(1)       1.17(1)        0.74(1)      57
 For the Year Ended December
   31, 2002
 Class IA.....................      --       10.88      (15.17)          85,029      0.92          0.92           0.60         44
 For the Year Ended December
   31, 2001
 Class IA.....................      --       14.20       21.01          108,672      0.96          0.96           1.19         49

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.04 and $0.04 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD STOCK HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $45.72       $ 0.66        $ 3.72        $(0.89)       $    --
 Class IB.....................    45.59         0.51          3.74         (0.74)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    44.37         0.74          1.10         (0.49)            --
 Class IB.....................    44.29         0.64          1.08         (0.42)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    35.46         0.46          8.93         (0.48)            --
 Class IB.....................    35.42         0.38          8.88         (0.39)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    47.36(5)      0.43(5)     (11.94)(5)     (0.39)(5)         --(5)
 Class IB.....................    47.31(5)      0.38(5)     (11.95)(5)     (0.32)(5)         --(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    58.80(5)      0.41(5)      (7.42)(5)     (0.38)(5)      (4.05)(5)
 Class IB.....................    58.79(5)      0.46(5)      (7.57)(5)     (0.32)(5)      (4.05)(5)
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    11.94         0.44         (0.14)        (0.88)         (0.09)
 Class IB.....................    11.86         0.43         (0.17)        (0.83)         (0.09)
 For the Year Ended December
   31, 2004
 Class IA.....................    12.32         0.40          0.12         (0.58)         (0.32)
 Class IB.....................    12.25         0.45          0.04         (0.56)         (0.32)
 For the Year Ended December
   31, 2003
 Class IA.....................    11.95         0.36          0.57         (0.50)         (0.06)
 Class IB.....................    11.90         0.40          0.50         (0.49)         (0.06)
 For the Year Ended December
   31, 2002
 Class IA.....................    11.46(5)      0.56(5)      (0.01)(5)     (0.05)(5)      (0.01)(5)
 Class IB.....................    11.43(5)      0.46(5)       0.07(5)      (0.05)(5)      (0.01)(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    11.08(5)      0.46(5)       0.48(5)      (0.56)(5)         --(5)
 Class IB.....................    11.07(5)      0.41(5)       0.50(5)      (0.55)(5)         --(5)
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    11.24         0.35         (0.17)        (0.33)            --
 Class IB.....................    11.19         0.37         (0.22)        (0.31)            --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.43         0.29         (0.07)        (0.41)            --
 Class IB.....................    11.39         0.37         (0.18)        (0.39)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.36         0.31         (0.07)        (0.17)            --
 Class IB.....................    11.34         0.27         (0.05)        (0.17)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.79         0.22          0.89         (0.54)            --
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................    10.51         0.15          0.68            --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    10.59         0.50          0.28         (0.58)            --

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD STOCK HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $49.21        9.62%     $ 4,787,612      0.50%         0.50%          1.21%        91%
 Class IB.....................     49.10        9.35          770,163      0.75          0.75           0.96         91
 For the Year Ended December
   31, 2004
 Class IA.....................     45.72        4.17        5,657,942      0.49          0.49           1.61         30
 Class IB.....................     45.59        3.91          718,293      0.74          0.74           1.36         30
 For the Year Ended December
   31, 2003
 Class IA.....................     44.37       26.47        6,014,675      0.49          0.49           1.18         37
 Class IB.....................     44.29       26.16          562,979      0.74          0.74           0.93         37
 For the Year Ended December
   31, 2002
 Class IA.....................     35.46(5)   (24.25)       5,094,276      0.49          0.49           0.97         44
 Class IB.....................     35.42(5)   (24.42)         296,767      0.74          0.72           0.75         44
 For the Year Ended December
   31, 2001
 Class IA.....................     47.36(5)   (12.23)       7,834,643      0.49          0.49           0.80         39
 Class IB.....................     47.31(5)   (12.39)         271,475      0.74          0.67           0.62         39
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     11.27        2.45        2,745,115      0.50          0.50           4.09        339
 Class IB.....................     11.20        2.19        1,068,600      0.75          0.75           3.84        339
 For the Year Ended December
   31, 2004
 Class IA.....................     11.94        4.62        2,507,019      0.50          0.50           3.72        164
 Class IB.....................     11.86        4.33          991,065      0.75          0.75           3.47        164
 For the Year Ended December
   31, 2003
 Class IA.....................     12.32        7.85        2,332,343      0.50          0.50           3.74        215
 Class IB.....................     12.25        7.58          734,768      0.75          0.75           3.49        215
 For the Year Ended December
   31, 2002
 Class IA.....................     11.95(5)    10.08        2,145,266      0.51          0.51           5.58        108
 Class IB.....................     11.90(5)     9.83          382,864      0.76          0.75           5.34        108
 For the Year Ended December
   31, 2001
 Class IA.....................     11.46(5)     8.68        1,549,698      0.51          0.51           5.87        185
 Class IB.....................     11.43(5)     8.49          152,254      0.76          0.69           5.69        185
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     11.09        1.55          591,007      0.47          0.47           3.60        338
 Class IB.....................     11.03        1.30          323,920      0.72          0.72           3.34        338
 For the Year Ended December
   31, 2004
 Class IA.....................     11.24        2.07          523,819      0.47          0.47           3.08        247
 Class IB.....................     11.19        1.82          294,711      0.72          0.72           2.83        247
 For the Year Ended December
   31, 2003
 Class IA.....................     11.43        2.15          514,243      0.47          0.47           2.74        191
 Class IB.....................     11.39        1.89          239,023      0.72          0.72           2.49        191
 For the Year Ended December
   31, 2002
 Class IA.....................     11.36       10.73          590,626      0.49          0.49           3.47        283
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................     11.34        7.96(2)       100,867      0.74(1)       0.74(1)        5.13(1)     283
 For the Year Ended December
   31, 2001
 Class IA.....................     10.79        7.50          174,333      0.51          0.51           5.55        155

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD VALUE HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................   $10.73       $ 0.15        $ 0.71        $(0.27)       $ (0.14)
 Class IB.....................    10.67         0.10          0.73         (0.22)         (0.14)
 For the Year Ended December
   31, 2004
 Class IA.....................     9.72         0.13          0.91         (0.03)            --
 Class IB.....................     9.69         0.12          0.89         (0.03)            --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.61         0.10          2.08         (0.07)            --
 Class IB.....................     7.60         0.09          2.06         (0.06)            --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.94(5)      0.08(5)      (2.33)(5)     (0.08)(5)         --(5)
 Class IB.....................     9.93(5)      0.07(5)      (2.33)(5)     (0.07)(5)         --(5)
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.03(5)      (0.02)(5)     (0.03)(5)      (0.04)(5)
 Class IB.....................    10.00(5)      0.02(5)      (0.03)(5)     (0.02)(5)      (0.04)(5)
HARTFORD VALUE OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    18.16         0.14          1.34         (0.26)         (0.45)
 Class IB.....................    18.06         0.09          1.33         (0.20)         (0.45)
 For the Year Ended December
   31, 2004
 Class IA.....................    15.33         0.13          2.75         (0.05)            --
 Class IB.....................    15.27         0.11          2.72         (0.04)            --
 For the Year Ended December
   31, 2003
 Class IA.....................    10.86         0.06          4.48         (0.07)            --
 Class IB.....................    10.84         0.08          4.41         (0.06)            --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.83         0.07         (3.68)        (0.09)         (0.27)
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................    13.51         0.02         (2.69)           --             --
 For the Year Ended December
   31, 2001
 Class IA.....................    17.38         0.08         (0.48)        (0.11)         (2.04)

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------------------------------------------------
                                                                         RATIO OF      RATIO OF      RATIO OF
                                                                         EXPENSES      EXPENSES        NET
                                NET ASSET                               TO AVERAGE    TO AVERAGE    INVESTMENT
                                 VALUE AT                 NET ASSETS    NET ASSETS    NET ASSETS      INCOME     PORTFOLIO
                                   END        TOTAL        AT END OF      BEFORE         AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD    RETURN         PERIOD      WAIVERS(3)    WAIVERS(3)    NET ASSETS    RATE(6)
                                ----------   -------      -----------   -----------   -----------   ----------   ---------
HARTFORD VALUE HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................    $11.18        8.13%     $   193,655      0.86%         0.86%          1.42%        30%
 Class IB.....................     11.14        7.86          129,771      1.11          1.11           1.17         30
 For the Year Ended December
   31, 2004
 Class IA.....................     10.73       10.71          162,644      0.87          0.87           1.36         45
 Class IB.....................     10.67       10.43          120,227      1.12          1.12           1.11         45
 For the Year Ended December
   31, 2003
 Class IA.....................      9.72       28.60          155,085      0.87          0.87           1.53         40
 Class IB.....................      9.69       28.28           99,825      1.12          1.12           1.28         40
 For the Year Ended December
   31, 2002
 Class IA.....................      7.61(5)   (22.64)          69,388      0.89          0.89           1.30         37
 Class IB.....................      7.60(5)   (22.81)          34,006      1.14          1.12           1.07         37
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      9.94(5)     0.06(2)        40,759      0.90(1)       0.90(1)        1.02(1)      16
 Class IB.....................      9.93(5)    (0.06)(2)       11,952      1.15(1)       1.08(1)        0.84(1)      16
HARTFORD VALUE OPPORTUNITIES
 HLS FUND
 For the Year Ended December
   31, 2005
 Class IA.....................     18.93        8.32          390,113      0.65          0.65           1.05         52
 Class IB.....................     18.83        8.05          151,960      0.90          0.90           0.79         52
 For the Year Ended December
   31, 2004
 Class IA.....................     18.16       18.87          259,593      0.67          0.67           1.10         80
 Class IB.....................     18.06       18.58           81,772      0.92          0.92           0.85         80
 For the Year Ended December
   31, 2003
 Class IA.....................     15.33       41.87          156,879      0.71          0.71           0.62         48
 Class IB.....................     15.27       41.52           32,572      0.96          0.96           0.37         48
 For the Year Ended December
   31, 2002
 Class IA.....................     10.86      (24.95)          88,793      0.73          0.73           0.60         67
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................     10.84      (19.74)(2)        3,160      0.91(1)       0.91(1)        1.06(1)      67
 For the Year Ended December
   31, 2001
 Class IA.....................     14.83       (2.55)         130,567      0.73          0.73           0.68        147

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 HARTFORD SERIES FUND, INC. AND
 HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund (nineteen of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund (ten portfolios constituting the Hartford Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 10, 2006

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Senbet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2002(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,061.97             $3.33
  Class IB...........    $1,000.00         $1,059.41             $4.62
HARTFORD BLUE CHIP
  HLS FUND
  Class IA...........    $1,000.00         $1,071.87             $4.18
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,163.62             $3.76
  Class IB...........    $1,000.00         $1,160.86             $5.12
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,038.36             $5.04
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,049.72             $3.77
  Class IB...........    $1,000.00         $1,047.16             $5.06

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365
HARTFORD BLUE CHIP
  HLS FUND
  Class IA...........    $1,000.00         $1,021.17             $4.08            0.80%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.73             $3.52            0.69%       184         365
  Class IB...........    $1,000.00         $1,020.47             $4.79            0.94%       184         365
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,020.27             $4.99            0.98%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,064.12             $3.49
  Class IB...........    $1,000.00         $1,061.46             $4.78
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,039.87             $3.91
  Class IB...........    $1,000.00         $1,037.36             $5.14
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,098.26             $4.87
  Class IB...........    $1,000.00         $1,095.60             $6.18
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,057.47             $4.36
  Class IB...........    $1,000.00         $1,054.91             $5.65
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,099.52             $4.07
  Class IB...........    $1,000.00         $1,096.86             $5.39
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,059.17             $4.36
  Class IB...........    $1,000.00         $1,056.71             $5.65
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,145.42             $3.41
  Class IB...........    $1,000.00         $1,142.66             $4.75
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,014.57             $3.86
  Class IB...........    $1,000.00         $1,011.81             $5.12
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,053.68             $2.07
  Class IB...........    $1,000.00         $1,051.12             $3.36
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,140.91             $5.02
  Class IB...........    $1,000.00         $1,138.25             $6.36
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,148.37             $4.22
  Class IB...........    $1,000.00         $1,145.71             $5.57
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,152.31             $5.37
  Class IB...........    $1,000.00         $1,149.60             $6.77
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,141.11             $5.02
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,043.67             $4.33
HARTFORD MIDCAP STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,067.82             $4.01
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,014.38             $2.54
  Class IB...........    $1,000.00         $1,011.82             $3.80
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,000.98             $2.42
  Class IB...........    $1,000.00         $  998.42             $3.68
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,079.82             $3.30
  Class IB...........    $1,000.00         $1,077.16             $4.61
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,050.46             $4.75
  Class IB...........    $1,000.00         $1,047.85             $6.09
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,097.08             $2.64
  Class IB...........    $1,000.00         $1,094.42             $3.96

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%       184         365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,021.37             $3.87            0.76%       184         365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%       184         365
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
  Class IB...........    $1,000.00         $1,019.31             $5.96            1.17%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%       184         365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.32             $3.92            0.77%       184         365
  Class IB...........    $1,000.00         $1,020.06             $5.19            1.02%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,021.37             $3.87            0.76%       184         365
  Class IB...........    $1,000.00         $1,020.11             $5.14            1.01%       184         365
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,023.19             $2.04            0.40%       184         365
  Class IB...........    $1,000.00         $1,021.93             $3.31            0.65%       184         365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,020.52             $4.74            0.93%       184         365
  Class IB...........    $1,000.00         $1,019.26             $6.01            1.18%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.27             $3.97            0.78%       184         365
  Class IB...........    $1,000.00         $1,020.01             $5.24            1.03%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,020.21             $5.04            0.99%       184         365
  Class IB...........    $1,000.00         $1,018.90             $6.36            1.25%       184         365
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,020.52             $4.74            0.93%       184         365
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
HARTFORD MIDCAP STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,021.32             $3.92            0.77%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%       184         365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
  Class IB...........    $1,000.00         $1,019.26             $6.01            1.18%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $  996.93             $2.47
  Class IB...........    $1,000.00         $  994.47             $3.72
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $  998.58             $2.32
  Class IB...........    $1,000.00         $  996.02             $3.57
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,061.16             $4.47
  Class IB...........    $1,000.00         $1,058.50             $5.76
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,062.57             $3.33
  Class IB...........    $1,000.00         $1,060.01             $4.62

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING         DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%       184         365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.89             $2.35            0.46%       184         365
  Class IB...........    $1,000.00         $1,021.63             $3.62            0.71%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,020.87             $4.38            0.86%       184         365
  Class IB...........    $1,000.00         $1,019.61             $5.65            1.11%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365

 THE HARTFORD SERIES FUND, INC. AND THE HARTFORD HLS SERIES FUND II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to elect the following individuals as directors.

                                                             HARTFORD SERIES FUND, INC.        HARTFORD HLS SERIES FUND II, INC.
                                                         -----------------------------------   ----------------------------------
NOMINEE                                                         FOR             WITHHOLD             FOR             WITHHOLD
-------                                                  -----------------   ---------------   ----------------   ---------------
Lynn S. Birdsong.......................................  3,468,584,222.661   233,611,555.369   201,282,529.631    11,074,001.849
Robert M. Gavin, Jr. ..................................  3,463,012,357.243   239,183,420.787   201,153,852.994    11,202,678.486
Duane E. Hill..........................................  3,465,430,237.531   236,765,540.499   201,330,920.885    11,025,610.595
Sandra S. Jaffee.......................................  3,467,809,726.812   234,386,051.218   201,257,697.537    11,098,833.943
William P. Johnston....................................  3,467,974,649.135   234,221,128.895   201,224,056.100    11,132,475.380
Phillip O. Peterson....................................  3,466,304,390.370   235,891,387.660   201,363,823.041    10,992,708.439
Thomas M. Marra........................................  3,467,927,386.080   234,268,391.950   201,340,103.218    11,016,428.262
Lowndes A. Smith.......................................  3,472,200,144.990   229,995,633.040   201,394,516.040    10,962,015.440
David M. Znamierowski..................................  3,462,388,716.114   239,807,061.916   201,169,334.091    11,187,197.389

2. Proposal to Permit the Investment Adviser to Select and Contract with unaffiliated Sub-Advisers without Shareholder Approval.

FUND                                                                 FOR              AGAINST          ABSTAIN
----                                                          -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    371,545,541.234    29,621,399.199   21,219,890.724
Hartford Capital Appreciation HLS Fund......................    199,645,038.470    15,807,493.427   10,257,395.024
Hartford Disciplined Equity HLS Fund........................     84,480,618.135     5,146,257.268    4,628,066.190
Hartford Dividend and Growth HLS Fund.......................    260,709,366.819    18,447,688.684   14,033,998.863
Hartford Equity Income HLS Fund.............................     19,378,034.855     1,169,653.025    1,262,160.082
Hartford Focus HLS Fund.....................................      7,362,005.081       484,202.640      317,852.722
Hartford Global Advisers HLS Fund...........................     29,542,875.333     2,134,334.480    1,748,889.216
Hartford Global Leaders HLS Fund............................     58,238,734.130     4,497,327.732    2,910,296.802
Hartford Growth HLS Fund....................................     36,352,725.226     1,943,361.554    1,792,791.860
Hartford High Yield HLS Fund................................     62,766,955.742     3,950,913.964    3,835,296.804
Hartford Index HLS Fund.....................................     51,563,784.096     4,478,671.634    2,907,002.480
Hartford International Capital Appreciation HLS Fund........     38,800,255.091     2,658,990.075    2,232,309.257
Hartford International Opportunities HLS Fund...............     96,176,499.659     7,279,101.698    5,255,710.603
Hartford International Small Company HLS Fund...............     11,724,290.450       919,237.147      646,519.591
Hartford Money Market HLS Fund..............................  1,148,269,118.502   239,886,049.161   85,032,372.446
Hartford Mortgage Securities HLS Fund.......................     48,784,346.918     3,630,829.838    2,557,923.831
Hartford Stock HLS Fund.....................................    104,528,982.374     7,527,546.788    5,478,610.445
Hartford Total Return Bond HLS Fund.........................    248,368,027.776    24,138,663.956   13,721,002.505
Hartford Value HLS Fund.....................................     24,893,233.608     1,640,872.752    1,398,062.112

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry.

FUND                                                                 FOR              AGAINST          ABSTAIN
----                                                          -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    380,311,882.845    17,311,733.975   24,763,214.337
Hartford Blue Chip Stock HLS Fund...........................      8,124,242.939       363,729.281      512,043.153
Hartford Capital Appreciation HLS Fund......................    204,443,711.525     9,785,155.519   11,481,059.877
Hartford Capital Opportunities HLS Fund.....................      1,891,185.300       101,212.642       70,559.242
Hartford Disciplined Equity HLS Fund........................     85,956,014.547     3,182,103.422    5,116,823.624
Hartford Dividend and Growth HLS Fund.......................    265,979,555.422    11,127,001.711   16,084,497.233
Hartford Equity Income HLS Fund.............................     19,577,974.089       849,644.721    1,382,229.152

--------------------------------------------------------------------------------

FUND                                                                 FOR              AGAINST          ABSTAIN
----                                                          -----------------   ---------------   --------------
Hartford Focus HLS Fund.....................................      7,460,508.032       367,323.175      336,229.236
Hartford Global Advisers HLS Fund...........................     30,069.750.109     1,290,362.263    2,065,986.657
Hartford Global Leaders HLS Fund............................     59,479,943.242     2,721,073.470    3,445,341.952
Hartford Growth HLS Fund....................................     36,824,640.314     1,299,133.307    1,965,105.019
Hartford Growth Opportunities HLS Fund......................     32,486,845.893     1,399,286.309    1,739,167.851
Hartford High Yield HLS Fund................................     63,889,352.745     2,501,761.662    4,162,052.103
Hartford Index HLS Fund.....................................     53,064,110.874     2,704,806.944    3,180,540.392
Hartford International Capital Appreciation HLS Fund........     39,556,034.325     1,742,779.843    2,392,740.255
Hartford International Opportunities HLS Fund...............     98,793,634.905     4,123,330.349    5,794,346.706
Hartford International Small Company HLS Fund...............     11,959,685.396       631,921.154      698,440.638
Hartford International Stock HLS Fund.......................      6,243,703.142       243,566.679      397,610.599
Hartford LargeCap Growth HLS Fund...........................      7,261,786.885       220,996.517      236,978.017
Hartford MidCap Stock HLS Fund..............................      4,040,036.479       230,656.140      211,910.957
Hartford Money Market HLS Fund..............................  1,196,514,723.367   180,196,190.433   96,476,626.309
Hartford Mortgage Securities HLS Fund.......................     49,600,767.047     2,544,677.347    2,827,656.193
Hartford SmallCap Growth HLS Fund...........................     34,570,234.750     1,355,799.146    1,854,454.896
Hartford SmallCap Value HLS Fund............................      5,489,503.266       369,777.097      232,177.425
Hartford Stock HLS Fund.....................................    106,680,686.827     4,596,991.559    6,257,461.221
Hartford Total Return Bond HLS Fund.........................    253,722,574.627    17,435,929.755   15,069,189.855
Hartford U.S. Government Securities HLS Fund................     64,753,411.722     8,103,043.933    3,998,924.966
Hartford Value HLS Fund.....................................     25,467,744.377       887,152.233    1,577,271.862
Hartford Value Opportunities HLS Fund.......................     23,572,350.268     1,079,199.851    1,202,136.135

 THE HARTFORD SERIES FUND, INC. AND THE HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Funds' investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreements between HL Advisors and such Funds' sub-advisers ("sub-advisers") -- Wellington Management Company, LLP ("Wellington"), Hartford Investment Management Company ("Hartford Investment Management"), Holland Capital Management, L.P. ("Holland Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Lazard Asset Management LLC ("Lazard"), and Janus Capital Management LLC ("Janus"), and the investment sub-advisory agreement between Janus and Perkins, Wolf, McDonnell & Company, LLC ("Perkins Wolf") (collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and each sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each of the Funds and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by HL Advisors, the sub-advisers, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to each of the Funds. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Funds at the June and August meetings, and dealt with each Fund separately. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Funds, and Wellington, Hartford Investment Management, Holland Capital, T. Rowe Price, Lazard, Janus and Perkins Wolf as sub-advisers, was in the best interests of each Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and HL Advisors' and each sub-adviser's organizational structure, systems and

---------------

(1) Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and each sub-adviser, and the adequacy of the time and attention devoted by them to the Funds. The Board considered HL Advisors' and each sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and their investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and each sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and each sub-adviser's compliance policies and procedures, their compliance history, and reports from the Funds' Chief Compliance Officer on HL Advisors' and each sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-advisers' support of the Funds' compliance control structure, particularly the resources devoted by HL Advisors and the sub-advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of the services provided to the Funds, including HL Advisors' management and monitoring of the Funds' sub-advisers, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel (including each sub-adviser's ability to attract and retain qualified investment professionals), each sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of each sub-adviser's communications with the Board, and each sub-adviser's responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each of the Funds. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-advisers and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-advisers' analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors and the relevant sub-adviser had taken to address performance. As of May 1, 2005, Wellington had replaced the portfolio management team for the Advisers HLS Fund, the Focus HLS Fund, and the Stock HLS Fund. As of September 1, 2005, Hartford Investment Management would replace the portfolio management team for the High Yield HLS Fund. Information presented to the Board concerning these changes demonstrated the strong capabilities and track record of the new portfolio management team as well as Wellington's and Hartford Investment Management's commitment to dedicate attention and resources to the Funds. The Board also noted that Holland Capital had been retained to replace the previous sub-adviser to the Hartford Capital Opportunities HLS Fund effective April 30, 2004, and that Northern Capital had been retained to replace the previous sub-adviser to the Hartford MidCap Stock HLS Fund effective October 1, 2004.

Based on these considerations, the Board concluded with respect to each of the Funds that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors and the sub-advisers are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

The Funds disclose more information about their performance in the Manager Discussions and Financial Highlights sections of this Report and in the Funds' prospectus.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and as to profits expected from the management of each Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-advisers and their affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. With respect to those Funds which are sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates have subsidized certain of the Funds fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Funds on a pre-tax basis without regard to distribution expenses.

The Board also requested and received information relating to the operations and profitability of the sub-advisers. In evaluating each unaffiliated sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the unaffiliated sub-advisers' representations that HL Advisors had negotiated the unaffiliated sub-advisers' subadvisory fees at arm's length. The Board also considered each unaffiliated sub-adviser's use of "soft dollars" in connection with allocation of the Funds' brokerage commissions to obtain research that would benefit all of their clients and reduce amounts the unaffiliated sub-adviser might otherwise have to pay for such research.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from

--------------------------------------------------------------------------------

HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each of the Funds. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund's management and sub-advisory fees, administrative fees (for certain Funds), and total operating expenses. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of the Funds fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Funds' fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers, additional breakpoints and expense caps. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions.

Unless otherwise noted, the following fee reductions and fee waivers were agreed to at the meeting, each effective November 1, 2005:

     C The Hartford Advisers HLS Fund -- 3.3 basis point contractual fee reduction;

     C The Hartford Blue Chip HLS Fund -- 10 basis point fee waiver;

     C The Hartford Capital Opportunities HLS Fund -- 20 basis point fee waiver;

     C The Hartford Equity Income HLS Fund -- 10 basis point fee waiver;

     C The Hartford Focus HLS Fund -- 10 basis point fee waiver;

     C The Hartford High Yield HLS Fund -- 5 basis point fee waiver;

     C The Hartford Index HLS Fund -- 10 basis point fee wavier;

     C The Hartford LargeCap Growth HLS Fund -- 10 basis point fee waiver; and

     C The Hartford MidCap Stock HLS Fund -- 20 basis point fee waiver.

With respect to The Hartford Advisers HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.68% on assets up to $250 million; 0.655% on assets greater than $250 million up to $500 million; 0.645% on assets greater than $500 million up to $1 billion; and 0.595% on assets in excess of $1 billion. With respect to The Hartford Index HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.40% on assets up to $2 billion; 0.30% on assets greater than $2 billion up to $5 billion; 0.28% on assets greater than $5 billion up to $10 billion; and 0.27% on assets in excess of $10 billion. With respect to The Hartford Money Market HLS Fund and The Hartford Mortgage Securities HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.45% on assets up to $2 billion; 0.40% on assets greater than $2 billion up to $5 billion; 0.38% on assets greater than $5 billion up to $10 billion; and 0.37% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint of 2 basis points on assets in excess of $5 billion and 1 basis point on assets in excess of $10 billion; for each of the following funds:

The Hartford High Yield HLS Fund
The Hartford Index HLS Fund
The Hartford Money Market HLS Fund
The Hartford Mortgage Securities HLS Fund
The Hartford Total Return Bond HLS Fund

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

Also in addition to the contractual fee reductions and fee waivers noted above, HL Advisors agreed to an additional management fee breakpoint of 2 basis points on assets in excess of $5 billion up to $10 billion and 1 basis point on assets in excess of $10 billion for The Hartford U.S. Government Securities HLS Fund.

Furthermore, HL Advisors and Hartford Life have agreed to continue the expense caps previously implemented on certain of the Funds through October 31, 2006.

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that each Fund's management fee administrative fee (for certain Funds), sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors.

The Board reviewed the breakpoints in the management fee schedule (and administrative fee schedule for certain Funds), including the additional breakpoints agreed to in the schedule for each Fund sub-advised by Hartford Investment Management as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Funds and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-advisers' realization of economies of scale with respect to the Funds. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Funds' management fee (and administrative fee for certain Funds) and sub-advisory fee schedules as the Funds grow over time, including the impact of expense limitations placed on certain Funds. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to

--------------------------------------------------------------------------------

Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Funds over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Funds.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/98                                                                       10000                              10000
                                                                           11346                              10906
                                                                           12212                              11556
12/98                                                                      13188                              12122
                                                                           13799                              12389
                                                                           13410                              12062
                                                                           14140                              12566
                                                                           14488                              13063
                                                                           13962                              12587
                                                                           14974                              13176
                                                                           15199                              13138
                                                                           15118                              13117
                                                                           14930                              12991
                                                                           15905                              13668
                                                                           17087                              14055
12/99                                                                      19830                              15194
                                                                           19086                              14326
                                                                           21213                              14366
                                                                           21161                              15361
                                                                           20137                              14713
                                                                           19563                              14342
                                                                           20430                              14827
                                                                           19746                              14412
                                                                           20868                              14882
                                                                           19982                              14093
                                                                           18833                              13858
                                                                           17723                              13019
12/00                                                                      18429                              13231
                                                                           18436                              13488
                                                                           16744                              12350
                                                                           15624                              11541
                                                                           16849                              12397
                                                                           16516                              12243
                                                                           16215                              11861
                                                                           15819                              11705
                                                                           14951                              11145
                                                                           13654                              10165
                                                                           14039                              10361
                                                                           15284                              10975
12/01                                                                      15373                              11046
                                                                           14870                              10712
                                                                           14782                              10621
                                                                           15250                              11114
                                                                           14742                              10720
                                                                           15056                              10745
                                                                           14111                              10095
                                                                           12961                               9245
                                                                           12831                               9264
                                                                           11285                               8247
                                                                           12455                               8857
                                                                           13558                               9337
12/02                                                                      12375                               8886
                                                                           12089                               8617
                                                                           11818                               8470
                                                                           11656                               8447
                                                                           12962                               9201
                                                                           13754                               9731
                                                                           14076                               9904
                                                                           14418                              10106
                                                                           14833                              10327
                                                                           14454                              10392
                                                                           15595                              11011
                                                                           15972                              11181
12/03                                                                      16777                              11885
                                                                           17427                              12078
                                                                           18038                              12285
                                                                           18358                              12208
                                                                           17685                              11965
                                                                           17934                              12073
                                                                           18545                              12336
                                                                           17124                              11936
                                                                           17052                              11993
                                                                           17918                              12224
                                                                           18579                              12526
                                                                           19598                              13190
12/04                                                                      19995                              13697
                                                                           19263                              13391
                                                                           18844                              13822
                                                                           18183                              13560
                                                                           17962                              13273
                                                                           18405                              13519
                                                                           18592                              13642
                                                                           19236                              14122
                                                                           19617                              14235
                                                                           19735                              14609
                                                                           19064                              14257
                                                                           19923                              14740
12/05                                                                      20513                              15070

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $20,513 ending value                       $15,070 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower. AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                  1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------
Global Leaders
  IA               2.59%   2.17%        10.41%
--------------------------------------------------------
Global Leaders
  IB               2.33%   1.93%        10.17%
--------------------------------------------------------
MSCI World Index  10.02%   2.64%         5.81%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 2.59% for the year ended December 31, 2005. The Fund underperformed the MSCI World Index benchmark return of 10.02% and the Lipper Global Growth VA-UF Fund average return of 12.92%.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the annual period, led by strength of non-US markets, which outperformed U.S. markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains.

The Fund's underperformance during the period was driven by stock selection, primarily within the Health Care, Industrials and Consumer Discretionary sectors. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. The company's FDA-approved drug for multiple sclerosis, Tysabri, was withdrawn from the market early in 2005. Elan was our greatest contributor to performance in 2004 and it was one of our largest holdings entering 2005 as we felt strongly that there was more upside in 2005. The withdrawal of the drug was unexpected. As soon as Tysabri was withdrawn from the market we sold our position in Elan.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

Positive stock selection within Consumer Staples, Energy, Telecommunication Services and Financials added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ Financial (Financials). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight

--------------------------------------------------------------------------------

allocations to traditional growth sectors such as Consumer Discretionary, Health Care and Information Technology had a negative impact, as those areas underperformed, as did an underweight allocation to Energy stocks.
WHAT IS THE OUTLOOK?

As usual, the Fund is positioned for growth. A key tenet of our investment process is getting to know our companies' management teams, business models, and competitive landscapes inside and out in an effort to pick leading global companies that are poised to grow more rapidly than market expectations. The Fund is overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas of growth, as a result of our bottom-up research and stock analysis. While we remain underweight in the Financials sector, for the first time in a long while we are finding significant growth opportunities, particularly among some of the non-US investment banks. Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI World Index as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have strong confidence in the Fund's investment team, process and positioning. We thank you for your continued support of the Fund.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      1.0
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Canada                                                      3.4
-------------------------------------------------------------------
Finland                                                     1.8
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Ireland                                                     0.7
-------------------------------------------------------------------
Israel                                                      1.3
-------------------------------------------------------------------
Italy                                                       1.7
-------------------------------------------------------------------
Japan                                                      10.7
-------------------------------------------------------------------
Luxembourg                                                  1.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 1.0
-------------------------------------------------------------------
South Korea                                                 3.0
-------------------------------------------------------------------
Sweden                                                      1.6
-------------------------------------------------------------------
Switzerland                                                 7.1
-------------------------------------------------------------------
United Kingdom                                             10.7
-------------------------------------------------------------------
United States                                              40.3
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                      3.5
-------------------------------------------------------------------
Finance                                                    24.5
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    8.8
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Short-Term Investments                                     13.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (12.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/95                                                                      10000                              10000
                                                                           10150                              10292
                                                                           10553                              10508
                                                                           10543                              10541
                                                                           11027                              10872
                                                                           11288                              11271
                                                                           11122                              11205
                                                                           10217                              10475
                                                                           10575                              10795
                                                                           11495                              11557
                                                                           11563                              11570
                                                                           12108                              12385
12/96                                                                      11642                              12188
                                                                           12148                              12990
                                                                           11478                              12836
                                                                           10736                              12123
                                                                           10872                              12845
                                                                           11986                              13854
                                                                           12464                              14401
                                                                           13652                              15623
                                                                           13216                              14838
                                                                           13882                              15614
                                                                           13295                              14999
                                                                           13175                              15533
12/97                                                                      13088                              15691
                                                                           12915                              16095
                                                                           13991                              17325
                                                                           14678                              18019
                                                                           14752                              18255
                                                                           14402                              17662
                                                                           15158                              18663
                                                                           14420                              18412
                                                                           11800                              15527
                                                                           12728                              16748
                                                                           13338                              18058
                                                                           13840                              19433
12/98                                                                      15577                              21186
                                                                           16061                              22408
                                                                           14827                              21309
                                                                           15638                              22406
                                                                           15657                              22569
                                                                           15229                              21929
                                                                           16388                              23437
                                                                           16364                              22693
                                                                           16677                              22975
                                                                           16751                              22555
                                                                           17988                              24179
                                                                           20114                              25567
12/99                                                                      24170                              28352
                                                                           23854                              27099
                                                                           30856                              28792
                                                                           28002                              30420
                                                                           25628                              28855
                                                                           24073                              27329
                                                                           27745                              29497
                                                                           26886                              28177
                                                                           30553                              30755
                                                                           30590                              27939
                                                                           27947                              26550
                                                                           22643                              22576
12/00                                                                      25133                              21996
                                                                           24717                              23534
                                                                           21596                              19593
                                                                           19264                              17487
                                                                           21192                              19693
                                                                           21013                              19458
                                                                           20973                              19083
                                                                           20496                              18526
                                                                           19125                              17034
                                                                           16188                              15263
                                                                           17019                              16106
                                                                           18726                              17640
12/01                                                                      19389                              17679
                                                                           19204                              17346
                                                                           18070                              16599
                                                                           19021                              17230
                                                                           18107                              15895
                                                                           17880                              15470
                                                                           15899                              14047
                                                                           14350                              13179
                                                                           14018                              13216
                                                                           12910                              11870
                                                                           13830                              12928
                                                                           15093                              13666
12/02                                                                      14028                              12722
                                                                           13857                              12410
                                                                           13676                              12336
                                                                           14065                              12563
                                                                           15332                              13508
                                                                           16502                              14236
                                                                           16995                              14437
                                                                           17165                              14847
                                                                           17928                              15248
                                                                           17708                              15068
                                                                           19257                              15948
                                                                           19887                              16141
12/03                                                                      20171                              16662
                                                                           20798                              17042
                                                                           21109                              17140
                                                                           21293                              16853
                                                                           20668                              16606
                                                                           21457                              16917
                                                                           22122                              17155
                                                                           20297                              16138
                                                                           20029                              16037
                                                                           21103                              16247
                                                                           21456                              16512
                                                                           22494                              17149
12/04                                                                      23637                              17816
                                                                           22831                              17204
                                                                           22644                              17391
                                                                           22229                              17046
                                                                           21671                              16656
                                                                           23048                              17492
                                                                           23936                              17480
                                                                           25317                              18367
                                                                           25444                              18128
                                                                           26021                              18217
                                                                           25532                              17996
                                                                           26702                              18793
12/05                                                                      27492                              18737

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,492 ending value                       $18,737 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    16.31%(3)  1.81%  10.64%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    16.02%(3)  1.56%  10.37%
-------------------------------------------------------
Russell 3000 Growth Index   5.17%  -3.16%    6.48%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 16.31% for the year ended December 31, 2005, outperforming the benchmark Russell 3000 Growth Index, which rose 5.17%. The Fund also outperformed the Lipper Multi-Cap Growth Funds Average, which returned 10.80%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of underperformance for growth investing. The Russell 3000 Growth's 5.17% return was below the 6.85% return posted by the Russell 3000 Value, a bias that was repeated across the capitalization spectrum. Markets were also subject to significant volatility during the period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. For the year, the Fund had positive value-added in nine of ten economic sectors. Positions in Technology, Energy, and Consumer Discretionary stocks were most additive to returns on a relative basis. In Technology, software provider Red Hat rose on strong margins and growth in the firm's international business. Electronic payments provider VeriFone also benefited from growth abroad, which drove earnings and revenue higher in the most recent quarter. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. The Energy sector was the highest-returning group for the year, rising 53.81% in the benchmark and 77.85% in the Fund. Relative strength was boosted by positions in Canadian integrated energy company Petro-Canada and U.S.-based natural gas producer Chesapeake Energy. In Consumer Discretionary, video game retailer Gamestop rallied on robust business in its high-margin used game business.

The Fund's results in Utilities detracted from performance as the Fund did not have any positions in a sector that rose 32.51% for the year. Underperforming stocks during the year included relocation services company SIRVA, which missed earnings in two consecutive quarters and reduced guidance for the following fiscal year. The issues were principally related to a slowdown in the UK

--------------------------------------------------------------------------------

housing market as well as increased reserves taken against their insurance unit. Following the second miss we eliminated our position in the stock. Another weak performer was pharmaceutical company Elan, which tumbled 70% in one day. The voluntary removal of their key multiple sclerosis drug, Tysabri, from the market proved disastrous to the stock. We no longer hold our position in Elan. Another source of relative weakness in the Fund was not holding a position in Apple Computer, which was held in the benchmark and more than doubled during the year. Other underperforming stocks included enterprise storage company Network Appliance and post-secondary educator Education Management.

WHAT IS THE OUTLOOK?
The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We like to think in terms of absolute levels of sector weightings. As of year-end, our largest exposure was to Technology, followed by Health Care and Consumer Discretionary. We also have reduced our exposure to the Energy sector from higher levels earlier in the year, reflecting our recognition that our bullish energy view has become more consensus. Our lowest weights were in the Utilities, Financials, Consumer Staples, and Telecommunications Services sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.7%
-------------------------------------------------------------------
Consumer Cyclical                                          14.4
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      2.7
-------------------------------------------------------------------
Finance                                                     3.3
-------------------------------------------------------------------
Health Care                                                22.2
-------------------------------------------------------------------
Services                                                    7.9
-------------------------------------------------------------------
Technology                                                 33.8
-------------------------------------------------------------------
Transportation                                              5.6
-------------------------------------------------------------------
Utilities                                                   1.6
-------------------------------------------------------------------
Short-Term Investments                                     20.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.6%
      74    KBC Bankverzekeringsholdings IH...................  $    6,902
                                                                ----------

            BRAZIL -- 1.0%
     288    Companhia Vale do Rio Doce ADR....................      11,828
                                                                ----------

            CANADA -- 3.4%
     238    Cameco Corp. H....................................      15,061
     282    Inco Ltd. BH......................................      12,269
     223    Suncor Energy, Inc. ..............................      14,091
                                                                ----------
                                                                    41,421
                                                                ----------

            FINLAND -- 1.8%
   1,207    Nokia Oyj I.......................................      22,131
                                                                ----------

            FRANCE -- 1.6%
     216    LVMH Moet Hennessy Louis Vuitton S.A. IH..........      19,202
                                                                ----------
            GERMANY -- 7.6%
      92    Adidas-Salomon AG IH..............................      17,333
     167    Allianz AG I......................................      25,302
     454    Commerzbank AG I..................................      13,938
     236    Merck KGaA........................................      19,553
     121    Muenchener Rueckversicherungs-Gesellschaft
              AG IH...........................................      16,419
                                                                ----------
                                                                    92,545
                                                                ----------

            IRELAND -- 0.7%
     157    Ryanair Holdings plc ADR HB.......................       8,813
                                                                ----------

            ISRAEL -- 1.3%
     372    Teva Pharmaceutical Industries Ltd. ADR H.........      15,987
                                                                ----------

            ITALY -- 1.7%
   2,984    UniCredito Italiano S.p.A. I......................      20,573
                                                                ----------

            JAPAN -- 10.7%
       2    Dentsu, Inc. I....................................       6,166
       1    East Japan Railway Co. I..........................       6,508
     440    Eisai Co., Ltd. IH................................      18,520
     488    JSR Corp. I.......................................      12,815
     325    Matsushita Electric Industrial Co., Ltd. I........       6,264
       1    Mitsubishi UFJ Financial Group, Inc. I............      16,668
     296    Seven & I Holdings Co., Ltd. .....................      12,667
     825    Sharp Corp. I.....................................      12,553
   1,552    Shinsei Bank Ltd. I...............................       8,998
     258    Softbank Corp. IH.................................      10,884
     197    Toyota Motor Corp. I..............................      10,276
     482    Yamato Holdings Co., Ltd. I.......................       8,014
                                                                ----------
                                                                   130,333
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            LUXEMBOURG -- 1.4%
   1,005    SES Global S.A. IH................................  $   17,606
                                                                ----------

            MEXICO -- 3.0%
     603    America Movil S.A. de C.V. ADR....................      17,644
     231    Grupo Televisa S.A. ADR H.........................      18,604
                                                                ----------
                                                                    36,248
                                                                ----------

            NETHERLANDS -- 1.0%
     629    ASML Holding N.V. B...............................      12,604
                                                                ----------

            SOUTH KOREA -- 3.0%
     223    Hana Financial Holdings...........................      10,204
     100    Hyundai Motor Co. Ltd. B..........................       9,510
      27    Samsung Electronics Co., Ltd. I...................      17,081
                                                                ----------
                                                                    36,795
                                                                ----------

            SWEDEN -- 1.6%
   5,715    Telefonaktiebolaget LM Ericsson I.................      19,691
                                                                ----------

            SWITZERLAND -- 7.1%
     665    Credit Suisse Group I.............................      33,875
      57    Nestle S.A. I.....................................      16,898
      84    Roche Holding AG I................................      12,608
     243    UBS AG I..........................................      23,087
                                                                ----------
                                                                    86,468
                                                                ----------

            UNITED KINGDOM -- 10.7%
     383    Anglo American plc I..............................      13,078
   5,134    Carphone Warehouse Group plc I....................      24,473
   5,926    EMI Group plc IH..................................      24,701
     830    Reckitt Benckiser plc I...........................      27,357
     265    Rio Tinto plc I...................................      12,125
   1,205    Standard Chartered plc I..........................      26,821
      45    Xstrata plc IH....................................       1,059
                                                                ----------
                                                                   129,614
                                                                ----------

            UNITED STATES -- 40.3%
     155    Abercrombie & Fitch Co. Class A...................      10,083
     317    ACE Ltd. .........................................      16,957
      98    Altria Group, Inc. ...............................       7,308
     694    American Tower Corp. Class A B....................      18,816
      77    Amgen, Inc. B.....................................       6,055
     211    Best Buy Co., Inc. ...............................       9,176
     141    Boeing Co. .......................................       9,897
     358    Cardinal Health, Inc. ............................      24,592
   1,688    Corning, Inc. B...................................      33,194
     288    E*Trade Financial Corp. B.........................       6,004
     114    Electronic Arts, Inc. B...........................       5,969
     240    Freeport-McMoRan Copper & Gold, Inc. Class B......      12,934
     184    Goldman Sachs Group, Inc. ........................      23,511
      65    Google, Inc. B....................................      26,758
      78    Harrah's Entertainment, Inc. .....................       5,582
     234    Las Vegas Sands Corp. HB..........................       9,224
     264    Medtronic, Inc. ..................................      15,210
     813    Microsoft Corp. ..................................      21,252
     160    Monsanto Co. .....................................      12,428
      97    Monster Worldwide, Inc. B.........................       3,976
     814    Motorola, Inc. ...................................      18,384
     497    Network Appliance, Inc. B.........................      13,414
     210    Pixar Animation Studios B.........................      11,066
     508    Procter & Gamble Co. .............................      29,409
     320    Qualcomm, Inc. ...................................      13,777
      98    Schlumberger Ltd. ................................       9,550
   2,101    Sirius Satellite Radio, Inc. HB...................      14,076

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     227    SLM Corp. ........................................  $   12,505
     636    Sprint Nextel Corp. ..............................      14,859
     277    UnitedHealth Group, Inc. .........................      17,188
     193    Valero Energy Corp. ..............................       9,938
     688    Warner Music Group Corp. H........................      13,256
     209    XTO Energy, Inc. .................................       9,192
     593    Yahoo!, Inc. B....................................      23,226
                                                                ----------
                                                                   488,766
                                                                ----------
            Total common stock
              (cost $1,066,621)...............................  $1,197,527
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.7%
            REPURCHASE AGREEMENTS -- 1.7%
 $ 9,590    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    9,590
     289    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         289
     591    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         591
   2,956    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,956
   6,897    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       6,897
                                                                ----------
                                                                    20,323
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.0%
 145,805    Navigator Prime Portfolio.........................     145,805
                                                                ----------
            Total short-term investments
              (cost $166,128).................................  $  166,128
                                                                ----------
            Total investments in securities
              (cost $1,232,749) O.............................  $1,363,655
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,236,416 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $136,681
      Unrealized depreciation........................    (9,442)
                                                       --------
      Net unrealized appreciation....................  $127,239
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $552,040, which represents 45.41% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                              AT DECEMBER 31, 2005

                                                              UNREALIZED
                             MARKET   CONTRACT   DELIVERY    APPRECIATION
 DESCRIPTION   TRANSACTION   VALUE     AMOUNT      DATE     (DEPRECIATION)
-------------  -----------   ------   --------   --------   --------------
British Pound   Sell          $245      $245     01/03/06        $--
British Pound   Sell           831       832     01/04/06          1
British Pound   Sell           412       412     01/05/06         --
                                                                 ---
                                                                 $ 1
                                                                 ===

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         7.5%
---------------------------------------------------------------
Capital Goods                                           0.8
---------------------------------------------------------------
Consumer Cyclical                                       7.7
---------------------------------------------------------------
Consumer Staples                                        6.7
---------------------------------------------------------------
Energy                                                  3.5
---------------------------------------------------------------
Finance                                                24.5
---------------------------------------------------------------
Health Care                                            10.3
---------------------------------------------------------------
Services                                                8.8
---------------------------------------------------------------
Technology                                             26.8
---------------------------------------------------------------
Transportation                                          1.9
---------------------------------------------------------------
Short-Term Investments                                 13.7
---------------------------------------------------------------
Other Assets & Liabilities                            (12.2)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 3.7%
     268    Cameco Corp. H....................................  $   16,988
     533    Jarden Corp. BH...................................      16,071
     208    Precision Castparts Corp. ........................      10,761
                                                                ----------
                                                                    43,820
                                                                ----------
            CONSUMER CYCLICAL -- 14.4%
     312    Abercrombie & Fitch Co. Class A...................      20,323
     237    Advance Auto Parts, Inc. B........................      10,309
     330    California Pizza Kitchen, Inc. B..................      10,560
     168    Centex Corp. .....................................      12,017
     319    D.R. Horton, Inc. ................................      11,408
     267    GameStop Corp. Class A BH.........................       8,494
     179    GameStop Corp. Class B B..........................       5,182
   1,005    Geox S.p.A. I.....................................      11,062
     335    Kohl's Corp. B....................................      16,281
      22    Pulte Homes, Inc. ................................         866
     299    Standard-Pacific Corp. ...........................      11,011
     251    Target Corp. .....................................      13,803
     382    Tiffany & Co. ....................................      14,615
     291    Wal-Mart Stores, Inc. ............................      13,619
     280    Williams-Sonoma, Inc. B...........................      12,065
                                                                ----------
                                                                   171,615
                                                                ----------
            CONSUMER STAPLES -- 2.1%
     180    Altria Group, Inc. ...............................      13,472
     206    Procter & Gamble Co. .............................      11,946
                                                                ----------
                                                                    25,418
                                                                ----------
            ENERGY -- 2.7%
     196    BJ Services Co. ..................................       7,187
     255    Chesapeake Energy Corp. H.........................       8,075
     154    EOG Resources, Inc. ..............................      11,277
      83    Noble Corp. ......................................       5,848
                                                                ----------
                                                                    32,387
                                                                ----------
            FINANCE -- 3.3%
     183    Comverse Technology, Inc. B.......................       4,858
   8,450    Melco International Development Ltd. I............      10,080
     229    State Street Corp. ...............................      12,685
     118    UBS AG............................................      11,189
                                                                ----------
                                                                    38,812
                                                                ----------
            HEALTH CARE -- 22.2%
     367    Alkermes, Inc. B..................................       7,007
     142    Amgen, Inc. B.....................................      11,230
     339    Amylin Pharmaceuticals, Inc. BH...................      13,521
     368    AstraZeneca plc ADR...............................      17,880
     150    AtheroGenics, Inc. BH.............................       3,003
     230    Auxilium Pharmaceuticals, Inc. B..................       1,277
     215    Cardinal Health, Inc. ............................      14,781
     285    Cephalon, Inc. BH.................................      18,464
     321    Covance, Inc. B...................................      15,589
     514    Digene Corp. B....................................      15,007
     298    Eisai Co., Ltd. I.................................      12,539
     195    Encysive Pharmaceuticals, Inc. B..................       1,540
     218    Forest Laboratories, Inc. B.......................       8,885

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     213    ICOS Corp. BH.....................................  $    5,877
     217    Kissei Pharmaceutical Co., Ltd. IH................       3,897
     262    Medicines Co. B...................................       4,572
     285    Medtronic, Inc. ..................................      16,407
     182    Mentor Corp. .....................................       8,400
     484    Millennium Pharmaceuticals, Inc. B................       4,698
     263    Pharmaceutical Product Development, Inc. .........      16,287
     302    Sanofi-Aventis S.A. ADR...........................      13,245
     980    Schering-Plough Corp. ............................      20,425
   1,094    Shionogi & Co., Ltd. I............................      15,380
     166    St. Jude Medical, Inc. B..........................       8,353
     220    Vertex Pharmaceuticals, Inc. B....................       6,079
                                                                ----------
                                                                   264,343
                                                                ----------
            SERVICES -- 7.9%
     426    Bankrate, Inc. BH.................................      12,587
     288    DreamWorks Animation SKG, Inc. B..................       7,064
     248    Las Vegas Sands Corp. BH..........................       9,789
     485    LECG Corp. B......................................       8,426
   1,452    Sirius Satellite Radio, Inc. BH...................       9,727
     321    Starwood Hotels & Resorts Worldwide, Inc. B.......      20,525
     159    Stericycle, Inc. B................................       9,338
     427    Tetra Tech, Inc. B................................       6,697
     358    XM Satellite Radio Holdings, Inc. Class A BH......       9,769
                                                                ----------
                                                                    93,922
                                                                ----------
            TECHNOLOGY -- 33.8%
     726    Activision, Inc. B................................       9,975
     333    Adobe Systems, Inc. ..............................      12,297
     474    American Tower Corp. Class A B....................      12,843
     409    Applera Corp. -- Applied Biosystems Group.........      10,866
      61    Canadian Satellite Radio Holdings, Inc. M.........         774
     317    Cognos, Inc. B....................................      10,996
     964    Corning, Inc. B...................................      18,950
     325    Crown Castle International Corp. B................       8,746
     245    Electronic Arts, Inc. B...........................      12,795
     751    Evergreen Solar, Inc. H...........................       7,999
     286    F5 Networks, Inc. B...............................      16,339
     449    General Electric Co. .............................      15,741
      47    Google, Inc. B....................................      19,332
     931    Microsoft Corp. ..................................      24,353
     609    Network Appliance, Inc. B.........................      16,443
     626    Nokia Oyj ADR.....................................      11,458
     248    Qualcomm, Inc. ...................................      10,684
     899    Red Hat, Inc. BH..................................      24,500
     828    Redback Networks, Inc. B..........................      11,647
     288    Rockwell Collins, Inc. ...........................      13,397
     348    Salesforce.com, Inc. BH...........................      11,137
      29    Samsung Electronics Co., Ltd. I...................      18,611
     230    SanDisk Corp. B...................................      14,430
     795    Smiths Group plc I................................      14,304
     433    Sprint Nextel Corp. ..............................      10,103
     662    THQ, Inc. B.......................................      15,794
     749    Verifone Holdings, Inc. B.........................      18,955

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     328    Verint Systems, Inc. B............................  $   11,306
     488    Yahoo!, Inc. B....................................      19,108
                                                                ----------
                                                                   403,883
                                                                ----------
            TRANSPORTATION -- 5.6%
     902    GOL Linhas Aereas Inteligentes S.A. ADR H.........      25,443
   1,090    JetBlue Airways Corp. BH..........................      16,758
     248    Royal Caribbean Cruises Ltd. .....................      11,170
     233    Ryanair Holdings plc ADR BH.......................      13,046
                                                                ----------
                                                                    66,417
                                                                ----------
            UTILITIES -- 1.6%
      95    Q-Cells AG BH.....................................       5,525
      26    Q-Cells AG M......................................       1,510
     431    Suntech Power Holdings ADR BH.....................      11,756
                                                                ----------
                                                                    18,791
                                                                ----------
            Total common stock
              (cost $976,054).................................  $1,159,408
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.7%
            REPURCHASE AGREEMENTS -- 3.1%
 $17,714    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   17,714
     534    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         534
   1,092    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       1,092
   5,460    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       5,460
  12,740    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      12,740
                                                                ----------
                                                                    37,540
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 17.6%
 209,774    BNY Institutional Cash Reserve Fund...............  $  209,774
                                                                ----------
            Total short-term investments
              (cost $247,314).................................  $  247,314
                                                                ----------
            Total investments in securities
              (cost $1,223,368) O.............................  $1,406,722
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.93% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $85,872, which represents 7.20% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,224,150 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $194,859
      Unrealized depreciation........................   (12,287)
                                                       --------
      Net unrealized appreciation....................  $182,572
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $2,284, which represents 0.19% of total net assets.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
             DESCRIPTION                      TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
             -----------                      -----------         ------         --------         --------         --------------
Euro.................................            Sell              $268            $268           01/03/06             $  --
Euro.................................            Sell               200             200           01/03/06                --
Japanese Yen.........................            Sell               602             606           01/04/06                 4
                                                                                                                       -----
                                                                                                                       $   4
                                                                                                                       =====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            CONSUMER STAPLES -- 2.7%
 $21,700    Anz, Inc..........................................  4.25%   02/08/2006   $   21,604
  23,000    Stadshypotek AB...................................  4.37%   02/27/2006       22,843
                                                                                     ----------
                                                                                         44,447
                                                                                     ----------
            FINANCE -- 95.3%
  23,000    AIG...............................................  4.17%   03/17/2006       22,794
  23,000    Alliance & Leicester..............................  4.09%   02/06/2006       22,979
  23,000    Alliance & Leicester..............................  4.17%   01/09/2006       22,905
  23,190    American Express Credit Corp. G...................  4.54%   05/16/2006       23,208
  23,000    American Express Credit Corp. G...................  4.46%   12/15/2006       23,026
  23,000    American General Finance Corp.....................  4.36%   01/25/2006       22,937
  46,000    American Honda Finance Corp. MG...................  4.51%   08/15/2006       46,058
  23,000    Amsterdam Funding Corp............................  4.23%   01/26/2006       22,933
  23,000    Amsterdam Funding Corp............................  4.28%   01/05/2006       22,989
  23,000    Bank of America Corp..............................  4.37%   03/01/2006       22,837
  23,000    Bank of America Corp..............................  4.33%   03/13/2006       22,807
  23,000    Bank One Corp. G..................................  4.45%   08/11/2006       23,022
  23,000    Bank One Corp. G..................................  4.59%   02/27/2006       23,008
  23,000    Barton Capital Corp...............................  4.10%   01/10/2006       22,977
  21,800    Bear Stearns Co., Inc.............................  4.13%   01/17/2006       21,760
  26,100    Bear Stearns Co., Inc. G..........................  4.75%   06/19/2006       26,133
  21,700    Britannia Building Society........................  4.38%   02/08/2006       21,600
  23,000    Britannia Building Society........................  4.33%   02/14/2006       22,879
  23,000    Cafco.............................................  4.21%   02/01/2006       22,955
  23,000    Cafco.............................................  4.22%   01/18/2006       22,917
   8,700    Caterpillar Financial Services Corp. G............  4.13%   04/07/2006        8,702
  30,400    Caterpillar Financial Services Corp. G............  4.47%   03/03/2006       30,402
  26,000    Citibank NA.......................................  4.30%   02/15/2006       26,146
  21,500    Citigroup, Inc. G.................................  4.49%   05/19/2006       21,514
  40,000    Countrywide Financial Corp........................  4.28%   01/03/2006       39,990
  23,000    General Electric Co...............................  4.36%   03/16/2006       22,797
  23,000    General Electric Co...............................  4.21%   02/02/2006       22,915
  46,000    Goldman Sachs Group, Inc. G.......................  4.33%   08/01/2006       46,019
  23,000    Greenwich Capital Holdings, Inc. G................  4.25%   02/01/2006       23,000
  23,000    HBOS..............................................  4.36%   03/17/2006       22,794
  23,000    HBOS..............................................  4.46%   03/20/2006       22,780
  21,800    Household Financial Corp..........................  6.49%   01/24/2006       21,829
  23,000    HSBC Finance Corp.................................  4.11%   01/13/2006       22,969
  43,000    Lehman Brothers Holdings, Inc. G..................  4.21%   06/02/2006       43,017
  46,000    Merrill Lynch & Co. G.............................  4.23%   10/19/2006       46,030
  21,700    Morgan Stanley Dean Witter, Inc...................  6.08%   04/15/2006       21,788
  23,000    Morgan Stanley Dean Witter, Inc...................  4.43%   01/04/2006       22,992

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    Nationwide Building Society M.....................  4.16%   01/20/2006   $   22,950
  23,000    Nationwide Building Society M.....................  4.43%   03/09/2006       22,813
  23,000    Nordea NA.........................................  4.38%   04/03/2006       22,747
  23,000    Nordea NA.........................................  4.09%   01/12/2006       22,972
  23,000    Northern Rock plc.................................  4.22%   02/03/2006       22,912
  23,000    Northern Rock plc.................................  4.36%   03/14/2006       22,802
  23,000    Old Line Funding..................................  4.19%   01/05/2006       22,989
  23,000    Old Line Funding..................................  4.31%   02/07/2006       22,899
  23,000    Preferred Funding Corp............................  4.24%   01/25/2006       22,935
  23,000    Sheffield Receivables.............................  4.18%   01/06/2006       22,987
  20,900    SLM Corp. G.......................................  4.37%   04/25/2006       20,911
  46,000    Spintab AB........................................  4.13%   01/20/2006       45,901
  23,000    Toyota Motor Credit Corp..........................  4.32%   02/06/2006       22,901
  23,000    Toyota Motor Credit Corp..........................  4.17%   01/25/2006       22,937
  18,230    Triple A-1 Funding................................  4.32%   01/25/2006       18,178
  23,000    Triple A-1 Funding................................  4.31%   01/09/2006       22,978
  49,220    UBS Finance LLC...................................  4.19%   01/03/2006       49,209
  23,000    Washington Mutual Bank FA G.......................  4.50%   07/26/2006       23,000
  46,000    Wells Fargo & Co. G...............................  4.54%   03/03/2006       46,010
  23,000    Westpac Banking Corp..............................  4.42%   03/06/2006       22,821
  23,000    Westpac Banking Corp..............................  4.20%   01/31/2006       22,920
  23,000    Yorktown Capital..................................  4.34%   01/20/2006       22,947
  23,000    Yorktown Capital..................................  4.31%   01/20/2006       22,948
                                                                                     ----------
                                                                                      1,541,075
                                                                                     ----------
            TECHNOLOGY -- 1.7%
  27,900    Oracle Corp.......................................  4.39%   01/30/2006       27,802
                                                                                     ----------
            Total investments in securities
              (cost $1,613,324) O.............................                       $1,613,324
                                                                                     ==========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O  Also represents cost for federal tax purposes.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
       1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $91,821, which represents 5.68% of total net assets.

    G Variable rate securities; the yield reported is the rate in effect at December 31, 2005.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD            HARTFORD GROWTH     HARTFORD
                                                              GLOBAL LEADERS          OPPORTUNITIES    MONEY MARKET
                                                                 HLS FUND               HLS FUND         HLS FUND
                                                              --------------         ---------------   ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................    $1,363,655             $1,406,722       $1,613,324
  Cash......................................................            87                     --               --
  Foreign currency on deposit with custodian#...............         3,092                     --               --
  Unrealized appreciation on forward foreign currency
    contracts...............................................             1                      4               --
  Receivables:
    Investment securities sold..............................         1,488                 11,766               --
    Fund shares sold........................................           161                    451            6,521
    Dividends and interest..................................           735                  1,350            3,589
  Other assets..............................................             7                     11               --
                                                                ----------             ----------       ----------
Total assets................................................     1,369,226              1,420,304        1,623,434
                                                                ----------             ----------       ----------
LIABILITIES:
  Bank overdraft -- U.S. Dollars............................            --                  8,330                4
  Payable upon return of securities loaned..................       145,805                209,774               --
  Payables:
    Investment securities purchased.........................         4,566                  9,261               --
    Fund shares redeemed....................................         3,014                    706            5,407
    Investment advisory and management fees.................            67                     80               44
    Administrative fees.....................................            27                     --               35
    Distribution fees.......................................             8                      5                7
  Accrued expenses..........................................           150                     66               61
                                                                ----------             ----------       ----------
Total liabilities...........................................       153,637                228,222            5,558
                                                                ----------             ----------       ----------
Net assets..................................................    $1,215,589             $1,192,082       $1,617,876
                                                                ==========             ==========       ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $1,078,572             $  979,911       $1,617,876
Accumulated undistributed (distribution in excess of ) net
  investment income (loss)..................................           845                    717               --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         5,262                 28,096               --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................       130,910                183,358               --
                                                                ----------             ----------       ----------
Net assets..................................................    $1,215,589             $1,192,082       $1,617,876
                                                                ==========             ==========       ==========
Shares authorized...........................................     3,400,000                700,000        7,000,000
                                                                ----------             ----------       ----------
Par value...................................................    $    0.001             $    0.001       $    0.001
                                                                ----------             ----------       ----------
CLASS IA: Net asset value per share.........................    $    18.74             $    30.07       $     1.00
                                                                ----------             ----------       ----------
          Shares outstanding................................        49,920                 33,675        1,353,836
                                                                ----------             ----------       ----------
          Net assets........................................    $  935,539             $1,012,774       $1,353,836
                                                                ----------             ----------       ----------
CLASS IB: Net asset value per share.........................    $    18.66             $    29.85       $     1.00
                                                                ----------             ----------       ----------
          Shares outstanding................................        15,009                  6,008          264,040
                                                                ----------             ----------       ----------
          Net assets........................................    $  280,050             $  179,308       $  264,040
                                                                ----------             ----------       ----------
@ Cost of securities........................................    $1,232,749             $1,223,368       $1,613,324
                                                                ----------             ----------       ----------
@ Market value of securities on loan........................    $  140,237             $  202,685               --
                                                                ----------             ----------       ----------
# Cost of foreign currency on deposit with custodian........    $    3,083             $       --               --
                                                                ----------             ----------       ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD            HARTFORD GROWTH           HARTFORD
                                                              GLOBAL LEADERS          OPPORTUNITIES          MONEY MARKET
                                                                 HLS FUND               HLS FUND               HLS FUND
                                                              --------------         ---------------         ------------
INVESTMENT INCOME:
  Dividends.................................................     $ 17,537               $  6,800               $    --
  Interest..................................................          406                    570                53,750
  Securities lending........................................          883                  1,137                    --
  Miscellaneous.............................................           --                    863                    --
  Less: Foreign tax withheld................................       (1,649)                  (109)                   --
                                                                 --------               --------               -------
    Total investment income, net............................       17,177                  9,261                53,750
                                                                 --------               --------               -------
EXPENSES:
  Investment management and advisory fees...................        6,029                  6,186                 4,092
  Administrative services fees..............................        2,426                     --                 3,273
  Distribution fees -- Class B..............................          682                    348                   660
  Custodian fees............................................          463                    100                    14
  Accounting services.......................................          242                     --                   328
  Board of Directors' fees..................................           13                     12                    19
  Other expenses............................................          186                    166                   372
                                                                 --------               --------               -------
    Total expenses (before waivers and fees paid
      indirectly)...........................................       10,041                  6,812                 8,758
  Fees paid indirectly......................................       (1,155)                  (530)                   (6)
                                                                 --------               --------               -------
    Total expenses, net.....................................        8,886                  6,282                 8,752
                                                                 --------               --------               -------
  Net investment income (loss)..............................        8,291                  2,979                44,998
                                                                 --------               --------               -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       77,795                131,573                     3
  Net realized gain (loss) on foreign currency
    transactions............................................         (658)                    (4)                   --
                                                                 --------               --------               -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       77,137                131,569                     3
                                                                 --------               --------               -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      (57,421)                28,112                    --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (50)                    --                    --
                                                                 --------               --------               -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................      (57,471)                28,121                    --
                                                                 --------               --------               -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       19,666                159,690                     3
                                                                 --------               --------               -------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................           --                  1,140                    --
                                                                 --------               --------               -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 27,957               $163,809               $45,001
                                                                 ========               ========               =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD GLOBAL LEADERS HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $    8,291           $    8,163
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....       77,137              111,649
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (57,471)              68,530
  Payment from affiliate....................................           --                   --
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       27,957              188,342
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (7,384)              (4,835)
    Class IB................................................       (1,309)                (891)
  From net realized gain on investments
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                               ----------           ----------
    Total distributions.....................................       (8,693)              (5,726)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       75,573              262,835
      Issued on reinvestment of distributions...............        7,384                4,835
      Redeemed..............................................     (165,723)            (138,832)
                                                               ----------           ----------
    Total capital share transactions........................      (82,766)             128,838
                                                               ----------           ----------
    Class IB
      Sold..................................................       47,667              127,774
      Issued on reinvestment of distributions...............        1,309                  891
      Redeemed..............................................      (47,937)             (19,431)
                                                               ----------           ----------
    Total capital share transactions........................        1,039              109,234
                                                               ----------           ----------
         Net increase (decrease) from capital share
         transactions.......................................      (81,727)             238,072
                                                               ----------           ----------
         Net increase (decrease) in net assets..............      (62,463)             420,688
NET ASSETS:
  Beginning of period.......................................    1,278,052              857,364
                                                               ----------           ----------
  End of period.............................................   $1,215,589           $1,278,052
                                                               ==========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $      845           $    3,256
                                                               ==========           ==========
SHARES:
    Class IA
      Sold..................................................        4,330               15,751
      Issued on reinvestment of distributions...............          404                  271
      Redeemed..............................................       (9,391)              (8,335)
                                                               ----------           ----------
    Total share activity....................................       (4,657)               7,687
                                                               ----------           ----------
    Class IB
      Sold..................................................        2,759                7,696
      Issued on reinvestment of distributions...............           72                   50
      Redeemed..............................................       (2,736)              (1,194)
                                                               ----------           ----------
    Total share activity....................................           95                6,552
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          HARTFORD GROWTH            HARTFORD MONEY MARKET
      OPPORTUNITIES HLS FUND               HLS FUND
    ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004
    ------------   ------------   ------------   ------------
     $    2,979     $   1,680     $    44,998    $    15,755
        131,569       106,241               3             --
         28,121        27,679              --             --
          1,140            --              --             --
     ----------     ---------     -----------    -----------
        163,809       135,600          45,001         15,755
     ----------     ---------     -----------    -----------
         (1,991)           --         (38,276)       (13,838)
             --            --          (6,722)        (1,917)
        (62,345)           --              (2)
        (11,118)           --              (1)            --
     ----------     ---------     -----------    -----------
        (75,454)           --         (45,001)       (15,755)
     ----------     ---------     -----------    -----------
        320,008       421,995       4,751,573      4,564,702
         64,336            --          41,530         13,838
       (295,764)     (391,985)     (4,733,793)    (4,893,454)
     ----------     ---------     -----------    -----------
         88,580        30,010          59,310       (314,914)
     ----------     ---------     -----------    -----------
         67,825        54,517         237,251        323,333
         11,118            --           7,288          1,917
        (25,366)      (15,143)       (233,306)      (313,372)
     ----------     ---------     -----------    -----------
         53,577        39,374          11,233         11,878
     ----------     ---------     -----------    -----------
        142,157        69,384          70,543       (303,036)
     ----------     ---------     -----------    -----------
        230,512       204,984          70,543       (303,036)
        961,570       756,586       1,547,333      1,850,369
     ----------     ---------     -----------    -----------
     $1,192,082     $ 961,570     $ 1,617,876    $ 1,547,333
     ==========     =========     ===========    ===========
     $      717     $     (35)    $        --    $        --
     ==========     =========     ===========    ===========
         11,178        16,878       4,751,573      4,564,702
          2,155            --          41,530         13,838
        (10,378)      (15,719)     (4,733,793)    (4,893,454)
     ----------     ---------     -----------    -----------
          2,955         1,159          59,310       (314,914)
     ----------     ---------     -----------    -----------
          2,434         2,196         237,251        323,333
            375            --           7,288          1,917
           (915)         (624)       (233,306)      (313,372)
     ----------     ---------     -----------    -----------
          1,894         1,572          11,233         11,878
     ----------     ---------     -----------    -----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios, two are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of ten portfolios, one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 ("1940 Act"), as amended, as diversified open-end management investment companies.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

    Indemnifications -- Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

    a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except as noted below, equity securities are valued at the last sales price or official closing price reported on principal securities exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

        Except for Money Market Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Funds' Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

        Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. Hartford Money Market HLS Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

--------------------------------------------------------------------------------

        Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using prevailing exchange rates. Options are valued at the last sales price. If no sale took place on such a day, then options are valued at the mean between the bid and asked prices.

        Securities for which prices are not available from an independent pricing service, but where an active marker exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system in accordance with procedures established by the Funds' Board of Directors.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,547,003) dated 12/30/05 with Bank of America, Deutsche Bank, Morgan Stanley and UBS Securities due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL
        BROKER                          RATE    PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America...............  4.30%   $  730,000    $  744,600    FHLMC                  4.50% - 5.50%     2020 - 2035
                                                                            FNMA                   4.50% - 5.00%            2035
        Deutsche Bank.................  4.27%       45,000        45,900    FHLMC                          5.00%            2035
                                                                            FNMA                   4.50% - 7.50%     2017 - 2035
        Deutsche Bank.................  3.40%       22,003        22,441    U.S. Treasury Bond            9.125%            2018
        Morgan Stanley................  4.27%      225,000       232,752    FHLMC                  4.50% - 7.00%     2032 - 2035
                                                                            FNMA                   5.00% - 5.50%     2033 - 2035
        UBS Securities................  4.33%      525,000       535,503    FHLMC                 3.50% - 12.00%     2006 - 2036
                                                                            FNMA                  4.00% - 13.25%     2006 - 2035
                                                ----------    ----------
                                                $1,547,003    $1,581,196
                                                ==========    ==========

    The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Leaders HLS Fund............................  $20,333
        Hartford Growth Opportunities HLS Fund......................   37,558

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005 there are no joint trading accounts.

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. The Funds had no written option activity for the year ended December 31, 2005.

    g) Forward Contracts -- For the year ended December 31, 2005, Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund had entered into forward contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments.

    i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    j) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                        FOR THE PERIOD ENDED         FOR THE PERIOD ENDED
                                                                          DECEMBER 31, 2005            DECEMBER 31, 2004
                                                                      -------------------------    -------------------------
                                                                      ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
        FUND                                                           INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
        ----                                                          --------    -------------    --------    -------------
        Hartford Global Leaders HLS Fund............................   $8,693        $    --       $ 5,726        $   --
        Hartford Growth Opportunities HLS Fund......................    1,991         73,463            --            --
        Hartford Money Market HLS Fund..............................   45,001             --        15,755            --

--------------------------------------------------------------------------------

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                        TOTAL
                                                 UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      DISTRIBUTABLE
                                                   ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                        INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**     (DEFICIT)
        ----                                     -------------   -------------   -------------   ----------------   -------------
        Hartford Global Leaders HLS Fund.......     $   845         $9,831           $(902)          $127,243         $137,017
        Hartford Growth Opportunities
          HLS Fund.............................      20,148          9,448              --            182,575          212,171

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (j) (4).
        ** The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements required and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                        ACCUMULATED      ACCUMULATED
                                                                       ACCUMULATED      NET REALIZED     NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   GAIN (LOSS) ON
        FUND                                                          INCOME (LOSS)     INVESTMENTS      INVESTMENTS
        ----                                                          --------------   --------------   --------------
        Hartford Global Leaders HLS Fund............................     $(2,009)          $2,004            $  5
        Hartford Growth Opportunities HLS Fund......................      (1,376)           1,424             (48)

    j)  (4) Capital Loss Carryforward:

        At December 31, 2005, the following Fund had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF EXPIRATION
                                                                      ----------------------------------------------
        FUND                                                          2009   2010    2011     2012     2013    TOTAL
        ----                                                          ----   ----   ------   ------   ------   -----
        Hartford Global Leaders HLS Fund............................  $532   $370   $  --    $  --    $  --    $902

    k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the Value of each Fund's shares is determined as of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE the net asset value per share is determined separately for each class of each Fund by dividing Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds, except the Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 j (3)).

    i) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid Securities and Other Investments -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2005, The Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

    n)  Securities Purchased on a When-Issued or Delayed -- Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed -- delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds indemnify securities as segregated in their records with at least an amount equal to the amount of the commitment. As of December 31, 2005, the Funds had no outstanding when-issued or delayed-delivery securities.

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington and Hartford Investment Management:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $2 billion...............................     0.250%
On next $3 billion................................     0.200
On next $5 billion................................     0.180
Over $10 billion..................................     0.170

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $100 million.............................     0.700%
Over $100 million.................................     0.600

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.575%
On next $250 million..............................     0.525
On next $500 million..............................     0.475
Over $1 billion...................................     0.425

        A portion of the compensation above is used to compensate the Funds' respective sub-advisers. Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, legal and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

--------------------------------------------------------------------------------

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets plus expenses. Effective January 1, 2006, the annual rate was reduced to 0.015% of average daily net assets.

        Under the Fund Accounting Agreement between HLIC, HL Investment Advisors, LLC ("HLIA") and Hartford HLS Series Fund II, Inc., HLIC provides accounting to the Funds and HLIA pays HLIC monthly compensation based on cost reimbursement.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal policies, variable annuity products and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuer of such variable annuity products, the Funds ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement the following amounts have been recorded, as Payment from Affiliate in the Statement of Operations:

        FUND                                                AMOUNT
        ----                                                ------
        Hartford Growth Opportunities HLS Fund............  $1,140

    e) Fees Paid Indirectly -- The Funds have entered into an agreement with State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements such rebates are used to pay a portion of the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expense paid indirectly in the financial highlights. Had the expense offsets been included, the annualized ratio for the year ended December 31, 2005, would have been as follows:

                                                                             FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                          ------------------------      ------------------------
                                                                            RATIO OF EXPENSES TO          RATIO OF EXPENSES TO
                                                                          AVERAGE NET ASSETS AFTER      AVERAGE NET ASSETS AFTER
                                                                          EXPENSES PAID INDIRECTLY      EXPENSES PAID INDIRECTLY
                                                                          ------------------------      ------------------------
        FUND                                                              CLASS IA       CLASS IB       CLASS IA       CLASS IB
        ----                                                              ---------      ---------      ---------      ---------
        Hartford Global Leaders HLS Fund............................        0.68%          0.93%          0.68%          0.93%
        Hartford Growth Opportunities HLS Fund......................        0.58           0.84           0.57           0.82
        Hartford Money Market HLS Fund..............................        0.49           0.74           0.48           0.73

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2005, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government Obligations) were as follows:

                                                                COST OF            SALES
                                                               PURCHASES         PROCEEDS           COST OF            SALES
                                                               EXCLUDING         EXCLUDING       PURCHASES FOR     PROCEEDS FOR
                                                            U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
    FUND                                                      OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
    ----                                                    ---------------   ---------------   ---------------   ---------------
    Hartford Global Leaders HLS Fund......................    $3,136,641        $3,190,834           $  --             $  --
    Hartford Growth Opportunities HLS Fund................     1,474,934         1,395,013              --                --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the year ended December 31, 2005, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(4) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL
 LEADERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $18.41       $ 0.16       $  0.31        $(0.14)       $   --           --
 Class IB............    18.32         0.02          0.40         (0.08)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    15.53         0.12          2.85         (0.09)           --           --
 Class IB............    15.47         0.10          2.82         (0.07)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    11.50         0.07          4.02         (0.06)           --           --
 Class IB............    11.47         0.04          4.00         (0.04)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    14.43(5)      0.13(5)      (2.95)(5)     (0.11)(5)        --(5)        --
 Class IB............    14.40(5)      0.12(5)      (2.96)(5)     (0.09)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA............    17.59(5)      0.11(5)      (3.02)(5)     (0.08)(5)     (0.17)(5)       --
 Class IB............    17.57(5)      0.08(5)      (3.02)(5)     (0.06)(5)     (0.17)(5)       --
HARTFORD GROWTH
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    27.63         0.13          4.35         (0.06)        (1.98)          --
 Class IB............    27.44           --          4.39            --         (1.98)          --
 For the Year Ended
   December 31, 2004
 Class IA............    23.57         0.05          4.01            --            --           --
 Class IB............    23.48         0.03          3.93            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............    16.40        (0.01)         7.18            --            --           --
 Class IB............    16.37        (0.01)         7.12            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............    22.66        (0.03)        (6.23)           --            --           --
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    21.16        (0.01)        (4.78)           --            --           --
 For the Year Ended
   December 31, 2001
 Class IA............    40.66           --         (9.21)           --         (8.79)          --
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     1.00         0.03            --         (0.03)           --           --
 Class IB............     1.00         0.03            --         (0.03)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00           --            --            --            --           --
 Class IB............     1.00           --            --            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00         0.01            --         (0.01)           --           --
 Class IB............     1.00           --            --            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00         0.01            --         (0.01)           --           --
 Class IB............     1.00         0.01            --         (0.01)           --           --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00         0.04            --         (0.04)           --           --
 Class IB............     1.00         0.04            --         (0.04)           --           --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL
 LEADERS HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $18.74        2.59%    $   935,539      0.77%        0.77%        0.74%         262%
 Class IB............    18.66        2.33         280,050      1.02         1.02         0.48          262
 For the Year Ended
   December 31, 2004
 Class IA............    18.41       19.19       1,004,850      0.78         0.78         0.83          255
 Class IB............    18.32       18.89         273,202      1.03         1.03         0.58          255
 For the Year Ended
   December 31, 2003
 Class IA............    15.53       35.57         728,049      0.80         0.80         0.54          292
 Class IB............    15.47       35.24         129,315      1.05         1.05         0.29          292
 For the Year Ended
   December 31, 2002
 Class IA............    11.50(5)   (19.51)        544,901      0.81         0.81         1.06          324
 Class IB............    11.47(5)   (19.70)         55,421      1.06         1.03         0.84          324
 For the Year Ended
   December 31, 2001
 Class IA............    14.43(5)   (16.58)        484,661      0.81         0.81         0.71          363
 Class IB............    14.40(5)   (16.73)         49,356      1.06         0.99         0.53          363
HARTFORD GROWTH
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    30.07       16.31(7)    1,012,774      0.64         0.64         0.33          140
 Class IB............    29.85       16.02(7)      179,308      0.89         0.89         0.06          140
 For the Year Ended
   December 31, 2004
 Class IA............    27.63       17.18         848,674      0.63         0.63         0.23          137
 Class IB............    27.44       16.89         112,896      0.88         0.88        (0.03)         137
 For the Year Ended
   December 31, 2003
 Class IA............    23.57       43.79         696,900      0.64         0.64        (0.05)         145
 Class IB............    23.48       43.43          59,686      0.89         0.89        (0.30)         145
 For the Year Ended
   December 31, 2002
 Class IA............    16.40      (27.65)        478,045      0.66         0.66        (0.16)         189
 From inception
   April, 30 2002
   through December
   31, 2002
 Class IB............    16.37      (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)      189
 For the Year Ended
   December 31, 2001
 Class IA............    22.66      (22.85)        755,068      0.65         0.65        (0.01)         228
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     1.00        2.84       1,353,836      0.49         0.49         2.79           --
 Class IB............     1.00        2.58         264,040      0.75         0.75         2.54           --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00        0.94       1,294,525      0.48         0.48         0.93           --
 Class IB............     1.00        0.69         252,808      0.73         0.73         0.68           --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00        0.75       1,609,439      0.49         0.49         0.75           --
 Class IB............     1.00        0.50         240,930      0.74         0.74         0.50           --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00        1.47       2,319,456      0.49         0.49         1.43           --
 Class IB............     1.00        1.24         261,914      0.74         0.72         1.20           --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00        3.87       1,867,520      0.48         0.48         3.58           --
 Class IB............     1.00        3.68         152,129      0.73         0.66         3.40           --

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund (two of the portfolios comprising Hartford Series Fund, Inc.) and the Hartford Growth Opportunities HLS Fund (one of the portfolios comprising Hartford HLS Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       (ERNST & YOUNG LLP)

Minneapolis, Minnesota
February 10, 2006

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,099.52             $4.07
  Class IB...........    $1,000.00         $1,096.86             $5.39
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,145.42             $3.41
  Class IB...........    $1,000.00         $1,142.66             $4.75

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.32             $3.92            0.77%       184         365
  Class IB...........    $1,000.00         $1,020.06             $5.19            1.02%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to Elect the Following Individuals as Directors:

                                                             HARTFORD SERIES FUND, INC.        HARTFORD HLS SERIES FUND II, INC.
                                                         -----------------------------------   ----------------------------------
NOMINEE                                                         FOR             WITHHOLD             FOR             WITHHOLD
-------                                                  -----------------   ---------------   ----------------   ---------------
Lynn S. Birdsong.......................................  3,468,584,222.661   233,611,555.369   201,282,529.631    11,074,001.849
Robert M. Gavin, Jr. ..................................  3,463,012,357.243   239,183,420.787   201,153,852.994    11,202,678.486
Duane E. Hill..........................................  3,465,430,237.531   236,765,540.499   201,330,920.885    11,025,610.595
Sandra S. Jaffee.......................................  3,467,809,726.812   234,386,051.218   201,257,697.537    11,098,833.943
William P. Johnston....................................  3,467,974,649.135   234,221,128.895   201,224,056.100    11,132,475.380
Phillip O. Peterson....................................  3,466,304,390.370   235,891,387.660   201,363,823.041    10,992,708.439
Thomas M. Marra........................................  3,467,927,386.080   234,268,391.950   201,340,103.218    11,016,428.262
Lowndes A. Smith.......................................  3,472,200,144.990   229,995,633.040   201,394,516.040    10,962,015.440
David M. Znamierowski..................................  3,462,388,716.114   239,807,061.916   201,169,334.091    11,187,197.389

2. Proposal to Permit the Investment Adviser to Select and Contract with Unaffiliated Sub-Advisers without Shareholder Approval:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Global Leaders HLS Fund............................     58,238,734.130     4,497,327.732    2,910,296.802
Hartford Money Market HLS Fund..............................  1,148,269,118.502   239,886,049.161   85,032,372.446

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Global Leaders HLS Fund............................     59,479,943.242     2,721,073.470    3,445,341.952
Hartford Growth Opportunities HLS Fund......................     32,486,845.893     1,399,286.309    1,739,167.851
Hartford Money Market HLS Fund..............................  1,196,514,723.367   180,196,190.433   96,476,626.309

 HARTFORD GLOBAL LEADERS HLS FUND, HARTFORD GROWTH OPPORTUNITIES HLS FUND, HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Funds' investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreements between HL Advisors and such Funds' sub-advisers ("sub-advisers") -- Wellington Management Company, LLP ("Wellington") or Hartford Investment Management Company ("Hartford Investment Management") (collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and each sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each of the Funds and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by HL Advisors, the sub-advisers, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to each of the Funds. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund), sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Funds at the June and August meetings, and dealt with each Fund separately. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Funds, Wellington as sub-adviser for Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund, and Hartford Investment Management as sub-adviser for Hartford Money Market HLS Fund, was in the best interests of each Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers. The Board considered, among other things, the terms of the

---------------

1 Hartford Growth Opportunities HLS Fund has entered into an investment management agreement with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to Hartford Growth Opportunities HLS Fund. Both Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to these Funds. For Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, the Board considered the fees payable under both agreements in the aggregate.

 HARTFORD GLOBAL LEADERS HLS FUND, HARTFORD GROWTH OPPORTUNITIES HLS FUND, HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

agreements, the range of services provided, and HL Advisors' and each sub-adviser's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and each sub-adviser, and the adequacy of the time and attention devoted by them to the Funds. The Board considered HL Advisors' and each sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and their investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and each sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and each sub-adviser's compliance policies and procedures, their compliance history, and reports from the Funds' Chief Compliance Officer on HL Advisors' and each sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-advisers' support of the Funds' compliance control structure, particularly the resources devoted by HL Advisors and the sub-advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, providing administrative services to Hartford Growth Opportunities HLS Fund, and providing investment advisory services to each Fund in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, Hartford Life, with respect to each of the services provided to the Funds, including HL Advisors' management and monitoring of the Funds' sub-advisers, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel (including each sub-adviser's ability to attract and retain qualified investment professionals), each sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of each sub-adviser's communications with the Board, and each sub-adviser's responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

PERFORMANCE OF THE FUNDS, HL ADVISORS, AND THE SUB-ADVISERS

The Board considered the investment performance of each of the Funds. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term, long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-advisers and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-advisers' analysis of the Funds' performance

--------------------------------------------------------------------------------

for these time periods, with specific attention to information indicating any underperformance of the Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to each of the Funds that the Fund's performance over time has been satisfactory or that HL Advisors and the sub-advisers are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

The Funds disclose more information about their performance in the Manager Discussions and Financial Highlights sections of this Report and in the Funds' prospectus.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISERS

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and as to profits expected from the management of each Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-advisers and their affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. With respect to Hartford Money Market HLS Fund, sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates have subsidized certain of the Funds fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Funds on a pre-tax basis without regard to distribution expenses.

The Board also requested and received information relating to the operations and profitability of Wellington. In evaluating Wellington's profitability with respect to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund, the Board considered primarily HL Advisors' and Wellington's representations that HL Advisors had negotiated Wellington's subadvisory fees at arm's length. The Board also considered Wellington's use of "soft dollars" in connection with allocation of the Funds' brokerage commissions to obtain research that would benefit all of its clients and reduce amounts Wellington might otherwise have to pay for such research.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISERS

The Board considered comparative information with respect to the investment management fees (for all Funds) and administrative fees (for Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees, sub-advisory fees, and total operating expenses for each of the Funds. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees, sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund's management and sub-advisory fees, administrative fees, and total operating expenses. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper

 HARTFORD GLOBAL LEADERS HLS FUND, HARTFORD GROWTH OPPORTUNITIES HLS FUND, HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of the Funds fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Funds' fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers and additional breakpoints. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions.

With respect to Hartford Money Market HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.45% on assets up to $2 billion; 0.40% on assets greater than $2 billion up to $5 billion; 0.38% on assets greater than $5 billion up to $10 billion; and 0.37% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint for Hartford Money Market HLS Fund of 2 basis points on assets in excess of $5 billion but up to $10 billion and 1 basis point on assets in excess of $10 billion.

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that each Fund's management fee, administrative fee (for Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund), sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors.

The Board reviewed the breakpoints in the management fee schedule and administrative fee schedule, including the additional breakpoints agreed to in the schedule for Hartford Money Market HLS, as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Funds and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-advisers' realization of economies of scale with respect to the Funds. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Funds' management fee and administrative fee and sub-advisory fee schedules as the Funds grow over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board

--------------------------------------------------------------------------------

noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund for providing certain administrative services, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Funds over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Funds.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to Wellington from its proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IB                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
12/95                                                     10000                       10000                       10000
                                                          10217                       10340                       10062
                                                          10246                       10436                        9849
                                                          10296                       10536                        9766
                                                          10378                       10691                        9699
                                                          10561                       10966                        9683
                                                          10654                       11008                        9812
                                                          10409                       10521                        9835
                                                          10502                       10743                        9811
                                                          10957                       11347                        9985
                                                          11194                       11660                       10218
                                                          11866                       12540                       10406
12/96                                                     11630                       12292                       10290
                                                          12135                       13059                       10303
                                                          12181                       13162                       10324
                                                          11834                       12623                       10202
                                                          12366                       13375                       10351
                                                          12916                       14188                       10447
                                                          13474                       14824                       10573
                                                          14308                       16002                       10896
                                                          13598                       15106                       10774
                                                          14171                       15932                       10943
                                                          13911                       15400                       11119
                                                          14323                       16113                       11177
12/97                                                     14443                       16390                       11294
                                                          14650                       16571                       11454
                                                          15367                       17766                       11430
                                                          15947                       18675                       11466
                                                          16198                       18864                       11523
                                                          16056                       18539                       11647
                                                          16653                       19292                       11765
                                                          16769                       19087                       11775
                                                          15305                       16327                       12005
                                                          15929                       17374                       12348
                                                          16719                       18786                       12261
                                                          17354                       19924                       12334
12/98                                                     17966                       21072                       12364
                                                          18358                       21953                       12452
                                                          17930                       21271                       12156
                                                          18475                       22122                       12217
                                                          18962                       22978                       12247
                                                          18496                       22437                       12120
                                                          19190                       23682                       12083
                                                          18798                       22942                       12049
                                                          18626                       22828                       12040
                                                          18414                       22202                       12148
                                                          19040                       23607                       12180
                                                          19189                       24086                       12173
12/99                                                     19833                       25505                       12099
                                                          19140                       24224                       12095
                                                          19018                       23766                       12247
                                                          20303                       26089                       12424
                                                          19873                       25304                       12363
                                                          19629                       24785                       12352
                                                          19917                       25396                       12604
                                                          19728                       25000                       12738
                                                          20429                       26552                       12918
                                                          19893                       25150                       12966
                                                          20019                       25043                       13048
                                                          19369                       23070                       13271
12/00                                                     19649                       23184                       13533
                                                          20054                       24006                       13760
                                                          19288                       21818                       13902
                                                          18498                       20437                       13965
                                                          19265                       22023                       13861
                                                          19406                       22170                       13940
                                                          18910                       21631                       14007
                                                          18929                       21418                       14356
                                                          18208                       20079                       14541
                                                          17493                       18458                       14674
                                                          17899                       18811                       15047
                                                          18653                       20254                       14800
12/01                                                     18703                       20432                       14683
                                                          18453                       20134                       14791
                                                          18349                       19745                       14917
                                                          18676                       20488                       14614
                                                          17691                       19246                       14897
                                                          17574                       19105                       15035
                                                          16826                       17745                       15162
                                                          16252                       16363                       15345
                                                          16263                       16469                       15689
                                                          15191                       14680                       16027
                                                          15901                       15971                       15873
                                                          16655                       16910                       15883
12/02                                                     16087                       15917                       16304
                                                          15802                       15502                       16303
                                                          15690                       15269                       16593
                                                          15717                       15417                       16572
                                                          16518                       16686                       16749
                                                          17192                       17565                       17225
                                                          17325                       17789                       17156
                                                          17414                       18103                       16437
                                                          17601                       18456                       16545
                                                          17538                       18260                       17069
                                                          18102                       19292                       16852
                                                          18224                       19461                       16897
12/03                                                     19014                       20481                       17064
                                                          19118                       20857                       17219
                                                          19275                       21147                       17429
                                                          19088                       20828                       17589
                                                          18749                       20501                       17049
                                                          18901                       20782                       16962
                                                          19210                       21186                       17032
                                                          18759                       20485                       17212
                                                          18866                       20567                       17576
                                                          18834                       20790                       17638
                                                          18850                       21108                       17790
                                                          19198                       21961                       17592
12/04                                                     19677                       22708                       17779
                                                          19481                       22155                       17903
                                                          19732                       22621                       17785
                                                          19315                       22221                       17660
                                                          19266                       21800                       17925
                                                          19773                       22493                       18149
                                                          19784                       22525                       18268
                                                          20311                       23362                       18062
                                                          20421                       23149                       18332
                                                          20503                       23336                       18092
                                                          20276                       22947                       17937
                                                          20869                       23814                       18029
12/05                                                     21048                       23823                       18201

    --- ADVISERS IB               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $21,048 ending value          $23,823 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,201 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                     1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------------
Advisers IB(3)                       6.97%    1.39%     7.73%
-------------------------------------------------------------------
S&P 500 Index                        4.91%    0.55%     9.07%
-------------------------------------------------------------------
Lehman Brothers Government/Credit
  Bond Index                         2.37%    6.11%     6.17%
-------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers Fund, Class IB returned 6.97% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index return of 4.91% and the Lehman Brothers Government/ Credit Bond Index of 2.37%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. The large cap equity indices outperformed small caps for the year, though both significantly lagged mid caps. While the Federal Reserve raised short term interest rates to neutral from a very accommodative level, long term interest rates declined over the year as inflationary pressures remained benign. The Lehman Government/Credit Index rose 2.4% during the year.

The Fund outperformed its benchmark because it added value in three areas: the asset allocation decision to overweight stocks versus bonds, relative performance in its equity portion, and relative performance in its fixed income portion. The Fund maintained an equity weighting between 65% and 70% during the period, which helped performance as equities outperformed fixed income. Stock selection was strong across many industries. Within fixed income, the Fund made value-added decisions on yield curve positioning and sector allocations.

Consistent with the Fund's approach of selecting stocks from across the full spectrum of opportunities, the Fund had strong contributions from stocks in a variety of sectors, including Financials, Health Care, Information Technology, Industrials, Materials, and Consumer Discretionary. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

Among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Alcoa (Materials). Fannie Mae declined due to regulatory scrutiny of their accounting practices and Alcoa shares lagged because the company's profit margins were

--------------------------------------------------------------------------------

negatively affected by energy related cost increases. Not holding Apple Computer also hurt relative returns, as the stock had strong performance driven by the popularity of its iPod device.

Relative performance in fixed income was strong as well. For most of the year, the Fund's shorter-than-market duration and its barbelled cash flow structure drove favorable investment returns as yields rose and the yield curve flattened. A later move to a longer duration also enhanced returns. The Fund benefited by not owning any debt issues from Ford or General Motors when both had their credit ratings downgraded during the period. An early underweight to MBS and subsequent shift to an overweight position was additive as well. In addition, the Fund benefited by a tactical investment in 20 year Treasury Inflation Protected Securities (TIPS) as inflation concerns rose following the Gulf hurricanes.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of the equity portion of the Fund; Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with Hartford Funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for The Hartford Capital Appreciation Fund. On November 1, 2005, Peter
I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team. John C. Keogh will continue in his role as portfolio manager for the fixed income portion of the fund.

The team will continue to manage the stock portion of the Fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. The equity managers will continue to work collaboratively with Mr. Keogh to make decisions regarding portfolio weights in stocks, bonds, and cash.

At the end of the period the Fund held 65% in equities and was overweight Information Technology and Consumer Discretionary and underweight Consumer Staples and Energy.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.3%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                           5.7
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 9.2
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of December 31, 2005

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               64.9%
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.1
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          10.9
-------------------------------------------------------------------
U.S. Government Securities                                 16.3
-------------------------------------------------------------------
U.S. Government Agencies                                    2.5
-------------------------------------------------------------------
Short-Term Investments                                     27.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (25.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IB                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/95                                                                     10000.00                           10000.00
                                                                          10149.50                           10340.00
                                                                          10415.00                           10436.00
                                                                          10569.40                           10537.00
                                                                          11073.90                           10692.00
                                                                          11408.70                           10967.00
                                                                          11118.30                           11009.00
                                                                          10321.50                           10523.00
                                                                          10862.40                           10745.00
                                                                          11499.20                           11349.00
                                                                          11484.90                           11662.00
                                                                          12098.40                           12543.00
12/96                                                                     12039.60                           12295.00
                                                                          12499.50                           13062.00
                                                                          12257.70                           13165.00
                                                                          11564.90                           12625.00
                                                                          11857.80                           13378.00
                                                                          13207.10                           14192.00
                                                                          13776.10                           14827.00
                                                                          14912.90                           16006.00
                                                                          14733.00                           15110.00
                                                                          15708.50                           15937.00
                                                                          14764.80                           15406.00
                                                                          14645.40                           16118.00
12/97                                                                     14693.00                           16395.00
                                                                          14557.40                           16576.00
                                                                          15931.20                           17771.00
                                                                          16556.70                           18680.00
                                                                          16846.10                           18868.00
                                                                          16102.20                           18544.00
                                                                          16410.90                           19297.00
                                                                          15997.70                           19092.00
                                                                          12811.40                           16331.00
                                                                          13564.50                           17378.00
                                                                          14887.40                           18790.00
                                                                          15813.70                           19929.00
12/98                                                                     16932.10                           21077.00
                                                                          17665.20                           21958.00
                                                                          16883.00                           21275.00
                                                                          18186.70                           22126.00
                                                                          19041.00                           22983.00
                                                                          18768.80                           22441.00
                                                                          19809.40                           23687.00
                                                                          19594.50                           22947.00
                                                                          19353.50                           22833.00
                                                                          18695.20                           22207.00
                                                                          19950.70                           23612.00
                                                                          21018.50                           24092.00
12/99                                                                     23233.10                           25511.00
                                                                          22759.00                           24229.00
                                                                          26267.70                           23771.00
                                                                          26901.00                           26095.00
                                                                          25485.00                           25310.00
                                                                          24636.80                           24790.00
                                                                          26168.20                           25402.00
                                                                          26205.30                           25005.00
                                                                          28850.30                           26557.00
                                                                          27799.00                           25155.00
                                                                          27000.10                           25049.00
                                                                          24758.00                           23075.00
12/00                                                                     26258.30                           23189.00
                                                                          27822.80                           24011.00
                                                                          26567.00                           21823.00
                                                                          25122.30                           20441.00
                                                                          27065.50                           22027.00
                                                                          27431.20                           22175.00
                                                                          26624.70                           21636.00
                                                                          25638.80                           21423.00
                                                                          24352.70                           20083.00
                                                                          21546.30                           18462.00
                                                                          22167.70                           18815.00
                                                                          23763.00                           20258.00
12/01                                                                     24393.40                           20436.00
                                                                          23737.30                           20138.00
                                                                          23230.80                           19750.00
                                                                          24118.10                           20492.00
                                                                          22815.80                           19251.00
                                                                          22726.20                           19109.00
                                                                          20708.00                           17749.00
                                                                          19037.00                           16366.00
                                                                          19478.50                           16472.00
                                                                          18005.00                           14684.00
                                                                          19340.30                           15974.00
                                                                          20830.20                           16913.00
12/02                                                                     19543.60                           15921.00
                                                                          19142.50                           15505.00
                                                                          18929.20                           15273.00
                                                                          18707.30                           15421.00
                                                                          20108.00                           16690.00
                                                                          21697.90                           17568.00
                                                                          22266.10                           17793.00
                                                                          22667.70                           18107.00
                                                                          23514.00                           18459.00
                                                                          23419.50                           18264.00
                                                                          25251.10                           19296.00
                                                                          25879.90                           19466.00
12/03                                                                     27756.40                           20486.00
                                                                          28206.60                           20862.00
                                                                          29231.20                           21151.00
                                                                          29242.80                           20832.00
                                                                          28131.50                           20506.00
                                                                          28725.00                           20787.00
                                                                          29936.40                           21191.00
                                                                          28435.30                           20489.00
                                                                          28001.30                           20572.00
                                                                          28996.20                           20794.00
                                                                          29657.00                           21112.00
                                                                          31812.70                           21966.00
12/04                                                                     33048.60                           22713.00
                                                                          32251.60                           22160.00
                                                                          33461.80                           22626.00
                                                                          32155.40                           22226.00
                                                                          31161.60                           21804.00
                                                                          32072.50                           22497.00
                                                                          32678.60                           22530.00
                                                                          34400.70                           23367.00
                                                                          34712.00                           23154.00
                                                                          36002.30                           23341.00
                                                                          35332.30                           22952.00
                                                                          37282.80                           23819.00
12/05                                                                     38091.10                           23828.00

    --- CAPITAL APPRECIATION IB                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $38,091 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation
  IB(3)                   15.26%   7.72%   14.31%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IB returned 15.26% for the year ended December 31, 2005. The Fund outperformed the S&P 500 Index, which returned 4.91%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's strong results were achieved against a backdrop of significant volatility. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The trend favoring value over growth investing continued in 2005 as the Russell 3000 Value outpaced the Russell 3000 Growth by 1.68%.

Relative performance was strong across the board. Fund results exceeded those of the benchmark in seven of 10 economic sectors, and all but one sector, Consumer Staples, provided positive absolute returns. Performance was particularly positive in Financials, Energy and Technology stocks. Brazilian bank Unibanco (Financials) rose over 100% during the year, while positions in exploration and production firms Devon Energy and XTO Energy and nuclear power firm Cameco boosted results in the Energy sector. Value-added in the Technology sector was driven by positions in electronics giant Samsung and Taiwanese PC component maker Hon Hai precision. Other top relative and absolute contributors included Japanese financial services firm Orix, Mexican cell phone operator America Movil, and coal and metals producer Teck Cominco.

The Fund lagged the benchmark in the Utilities, Industrials, and Consumer Staples sectors. Relative results in Utilities were impacted by the Fund's underweight in the high-returning sector, while industrial conglomerate Tyco detracted from results in the Industrials sector. A position in Japanese tobacco firm Japan Tobacco hurt performance in the Consumer Staples sector as the firm posted somewhat weak domestic sales, although volumes were strong in international and emerging markets. Other negative relative and absolute contributors included Smurfit Stone, Elan, and OSI Pharmaceuticals. Packaging concern Smurfit-Stone traded lower due to weaker than anticipated containerboard markets and excess capacity in the industry. Biotechnology firm Elan suffered a steep decline after pulling its much-heralded multiple sclerosis drug Tysabri from the market, while OSI Pharmaceuticals fell on expense concerns regarding its launch of Tarceva, a drug that treats non-small cell lung cancer.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. Once this energy shock has been absorbed by the world economy, activity is expected to strengthen again. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflation is set to accelerate globally, driven by rising energy prices. We do not expect this to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the year we added to the Fund's Financial, Energy, and Consumer Discretionary holdings, and reduced our exposure in the Technology and Materials sectors. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Materials and Financials sectors, and less-than-benchmark weights in Consumer Staples and Health Care.
DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.0%
-------------------------------------------------------------------
Brazil                                                      2.4
-------------------------------------------------------------------
Canada                                                      4.2
-------------------------------------------------------------------
China                                                       1.4
-------------------------------------------------------------------
France                                                      0.6
-------------------------------------------------------------------
Germany                                                     2.5
-------------------------------------------------------------------
Greece                                                      0.5
-------------------------------------------------------------------
India                                                       1.7
-------------------------------------------------------------------
Ireland                                                     0.3
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Israel                                                      1.2%
-------------------------------------------------------------------
Italy                                                       1.8
-------------------------------------------------------------------
Japan                                                       3.8
-------------------------------------------------------------------
Luxembourg                                                  0.9
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Russia                                                      0.1
-------------------------------------------------------------------
South Korea                                                 2.8
-------------------------------------------------------------------
Switzerland                                                 1.1
-------------------------------------------------------------------
Taiwan                                                      0.6
-------------------------------------------------------------------
Turkey                                                      1.0
-------------------------------------------------------------------
United Kingdom                                              3.1
-------------------------------------------------------------------
United States                                              66.6
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.5%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           5.0
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      8.5
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    8.4
-------------------------------------------------------------------
Technology                                                 20.4
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IB                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/95                                                                     10000.00                           10000.00
                                                                          10258.10                           10340.00
                                                                          10350.40                           10436.00
                                                                          10633.00                           10537.00
                                                                          10679.70                           10692.00
                                                                          10902.90                           10967.00
                                                                          11058.30                           11009.00
                                                                          10717.40                           10523.00
                                                                          10874.00                           10745.00
                                                                          11391.00                           11349.00
                                                                          11718.50                           11662.00
                                                                          12371.10                           12543.00
12/96                                                                     12260.10                           12295.00
                                                                          12900.00                           13062.00
                                                                          13088.20                           13165.00
                                                                          12595.20                           12625.00
                                                                          13028.30                           13378.00
                                                                          13877.00                           14192.00
                                                                          14637.60                           14827.00
                                                                          15505.10                           16006.00
                                                                          14770.60                           15110.00
                                                                          15659.80                           15937.00
                                                                          15193.80                           15406.00
                                                                          15825.70                           16118.00
12/97                                                                     16128.90                           16395.00
                                                                          16359.70                           16576.00
                                                                          17083.30                           17771.00
                                                                          18010.00                           18680.00
                                                                          17921.20                           18868.00
                                                                          17621.80                           18544.00
                                                                          17871.30                           19297.00
                                                                          17744.90                           19092.00
                                                                          15494.00                           16331.00
                                                                          16523.90                           17378.00
                                                                          17672.40                           18790.00
                                                                          18203.50                           19929.00
12/98                                                                     18738.30                           21077.00
                                                                          18575.80                           21958.00
                                                                          18303.10                           21275.00
                                                                          18770.40                           22126.00
                                                                          19918.70                           22983.00
                                                                          19412.20                           22441.00
                                                                          20073.20                           23687.00
                                                                          19441.80                           22947.00
                                                                          18936.10                           22833.00
                                                                          18447.80                           22207.00
                                                                          19528.40                           23612.00
                                                                          19431.30                           24092.00
12/99                                                                     19698.10                           25511.00
                                                                          18903.20                           24229.00
                                                                          17860.30                           23771.00
                                                                          19831.40                           26095.00
                                                                          19589.40                           25310.00
                                                                          20001.10                           24790.00
                                                                          19383.60                           25402.00
                                                                          19379.10                           25005.00
                                                                          20501.00                           26557.00
                                                                          20689.80                           25155.00
                                                                          21121.00                           25049.00
                                                                          20694.80                           23075.00
12/00                                                                     21816.60                           23189.00
                                                                          21501.50                           24011.00
                                                                          21287.60                           21823.00
                                                                          20607.50                           20441.00
                                                                          21663.80                           22027.00
                                                                          22050.40                           22175.00
                                                                          21489.80                           21636.00
                                                                          21645.50                           21423.00
                                                                          20937.50                           20083.00
                                                                          19569.80                           18462.00
                                                                          19576.80                           18815.00
                                                                          20662.70                           20258.00
12/01                                                                     20898.20                           20436.00
                                                                          20944.10                           20138.00
                                                                          21285.10                           19750.00
                                                                          21874.90                           20492.00
                                                                          20954.30                           19251.00
                                                                          21148.40                           19109.00
                                                                          20015.80                           17749.00
                                                                          18403.00                           16366.00
                                                                          18273.10                           16472.00
                                                                          16253.80                           14684.00
                                                                          17485.00                           15974.00
                                                                          18685.50                           16913.00
12/02                                                                     17884.80                           15921.00
                                                                          17273.20                           15505.00
                                                                          16916.60                           15273.00
                                                                          16883.90                           15421.00
                                                                          18143.80                           16690.00
                                                                          19308.20                           17568.00
                                                                          19479.70                           17793.00
                                                                          19670.60                           18107.00
                                                                          20104.40                           18459.00
                                                                          19868.70                           18264.00
                                                                          20811.20                           19296.00
                                                                          21199.50                           19466.00
12/03                                                                     22620.80                           20486.00
                                                                          22684.50                           20862.00
                                                                          23111.10                           21151.00
                                                                          22815.10                           20832.00
                                                                          22600.10                           20506.00
                                                                          22616.20                           20787.00
                                                                          23202.70                           21191.00
                                                                          22686.90                           20489.00
                                                                          22864.40                           20572.00
                                                                          23261.30                           20794.00
                                                                          23515.20                           21112.00
                                                                          24507.60                           21966.00
12/04                                                                     25367.20                           22713.00
                                                                          24746.40                           22160.00
                                                                          25634.40                           22626.00
                                                                          25125.30                           22226.00
                                                                          24595.80                           21804.00
                                                                          25025.90                           22497.00
                                                                          25149.20                           22530.00
                                                                          26038.80                           23367.00
                                                                          26039.40                           23154.00
                                                                          26509.80                           23341.00
                                                                          25890.80                           22952.00
                                                                          26686.30                           23819.00
12/05                                                                     26812.10                           23828.00

    --- DIVIDEND AND GROWTH IB                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,812 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth
  IB(3)                  5.70%    4.21%    10.37%
-------------------------------------------------------
S&P 500 Index            4.91%    0.55%     9.07%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IB returned 5.70% for the year ended December 31, 2005. The Fund slightly underperformed the Lipper Equity Income Average, which returned 6.08%, but outperformed its benchmark, the S&P 500 Index, which returned 4.91% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last twelve months, the US equity market posted higher returns despite higher energy prices, interest rate tightening by the Federal Reserve and escalating tensions in Iraq. During this period, mid cap stocks outperformed larger and smaller cap stocks. Additionally, value-oriented stocks outperformed growth-oriented stocks. During this period, the top performing sectors within the broad market, represented by the S&P 500, were Energy (+31.36%), Utilities (+16.81%), Financials (+6.56%) and Health Care (6.49%).

The Fund's outperformance relative to the S&P 500 was attributable to a combination of positive stock selection and sector allocation. Within the Information Technology, Industrials and Consumer Staples sectors, stock selection was particularly strong. Additionally, the Fund's overweight position in Energy and underweight positions in Consumer Discretionary and Technology were additive to performance.

The top three contributors to performance, on an absolute basis, during the period were Encana (Energy), Rio Tinto (Materials)

and Motorola (Information Technology). Energy stocks continued to benefit from the rise in energy prices. Encana's stock price is benefiting from persistently high natural gas prices, which are due to supply/demand imbalances. Rio Tinto, the international metals producer, continued to benefit from high Chinese demand. Cellular handset manufacturer Motorola posted strong third quarter revenue and earnings per share results, and performed well on the sales strength of their new products. Strong performers relative to the benchmark include Encana and Rio Tinto as well as owning the French Energy company Total and avoiding US computer maker Dell.

The largest detractors from returns on an absolute basis, included: Verizon Communications, IBM and Comcast. During the period, Verizon continued to face increasing wireline competition. We held the stock on the belief that the MCI acquisition, which is expected to close in January 2006, and their aggressive deployment of fiber to consumer homes will be additive to their margins. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter. Comcast continued to decline in price despite decent results. Investors appear to be concerned about increased competition in broadband from the Telecommunication companies. Other weak performers included International Paper, which fell as weak demand has overwhelmed an improving supply scenario within the Paper/Forest products industry. The company reported third quarter earnings that exceeded Wall Street's

--------------------------------------------------------------------------------

expectations, but earnings were down versus last year. The company is restructuring and reducing debt. We held the position at the end of the period.

WHAT IS THE OUTLOOK?
The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2006. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer.

Going forward, we are a bit more cautious on the US economy. In this environment, we believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.5%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            7.4
-------------------------------------------------------------------
Energy                                                     15.9
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    5.6
-------------------------------------------------------------------
Technology                                                 14.3
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     17.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IB          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
12/95                                                                     10000.00                           10000.00
                                                                          10252.70                           10137.00
                                                                          10336.00                           10137.00
                                                                          10484.70                           10327.00
                                                                          10873.60                           10640.00
                                                                          10779.50                           10480.00
                                                                          10771.80                           10533.00
                                                                          10391.00                           10183.00
                                                                          10460.90                           10243.00
                                                                          10625.70                           10497.00
                                                                          10615.30                           10392.00
                                                                          11148.70                           10793.00
12/96                                                                     11264.70                           10668.00
                                                                          11149.10                           10472.00
                                                                          11194.70                           10664.00
                                                                          11203.00                           10641.00
                                                                          11130.60                           10731.00
                                                                          11858.00                           11394.00
                                                                          12406.30                           12023.00
                                                                          12770.40                           12266.00
                                                                          11829.30                           11301.00
                                                                          12471.00                           11912.00
                                                                          11525.10                           10898.00
                                                                          11340.80                           10762.00
12/97                                                                     11274.80                           10886.00
                                                                          11403.50                           11211.00
                                                                          12172.10                           11959.00
                                                                          12749.40                           12373.00
                                                                          13040.50                           12461.00
                                                                          13126.30                           12235.00
                                                                          13146.80                           12189.00
                                                                          13283.30                           12305.00
                                                                          11345.90                           10570.00
                                                                          10909.40                           10346.00
                                                                          11707.60                           11430.00
                                                                          12385.40                           12044.00
12/98                                                                     12733.40                           12459.00
                                                                          13098.60                           12446.00
                                                                          12782.00                           12167.00
                                                                          13509.20                           12755.00
                                                                          14022.50                           13393.00
                                                                          13440.10                           12764.00
                                                                          14096.20                           13350.00
                                                                          14455.30                           13663.00
                                                                          14474.10                           13711.00
                                                                          14558.20                           13804.00
                                                                          15043.40                           14318.00
                                                                          15902.70                           14890.00
12/99                                                                     17776.60                           16310.00
                                                                          16775.30                           15425.00
                                                                          17990.90                           15842.00
                                                                          17824.40                           16438.00
                                                                          16839.00                           15520.00
                                                                          16130.00                           15123.00
                                                                          16756.30                           15767.00
                                                                          16237.00                           15145.00
                                                                          16455.30                           15332.00
                                                                          15600.00                           14482.00
                                                                          14849.90                           14021.00
                                                                          14177.80                           13392.00
12/00                                                                     14710.00                           13850.00
                                                                          14796.00                           14057.00
                                                                          13608.50                           12944.00
                                                                          12639.70                           12029.00
                                                                          13583.60                           12848.00
                                                                          13054.90                           12493.00
                                                                          12637.50                           12014.00
                                                                          12359.50                           11746.00
                                                                          12014.20                           11455.00
                                                                          10745.50                           10239.00
                                                                          11029.60                           10526.00
                                                                          11683.80                           11008.00
12/01                                                                     11933.10                           11150.00
                                                                          11397.00                           10672.00
                                                                          11430.00                           10749.00
                                                                          12064.70                           11378.00
                                                                          12007.80                           11407.00
                                                                          12150.70                           11531.00
                                                                          11616.00                           11033.00
                                                                          10433.30                            9957.00
                                                                          10310.50                            9958.00
                                                                           9088.24                            8902.00
                                                                           9761.01                            9380.00
                                                                          10217.20                            9831.00
12/02                                                                      9771.28                            9513.00
                                                                           9339.86                            9179.00
                                                                           9068.21                            8993.00
                                                                           8881.72                            8818.00
                                                                           9695.60                            9669.00
                                                                          10251.50                           10285.00
                                                                          10416.40                           10569.00
                                                                          10717.20                           10850.00
                                                                          11109.30                           11174.00
                                                                          11200.50                           11487.00
                                                                          11867.10                           12231.00
                                                                          12110.10                           12498.00
12/03                                                                     12972.70                           13452.00
                                                                          13132.90                           13668.00
                                                                          13439.20                           14016.00
                                                                          13529.30                           14102.00
                                                                          13160.00                           13663.00
                                                                          13250.70                           13694.00
                                                                          13580.40                           14004.00
                                                                          12960.50                           13596.00
                                                                          12979.60                           13705.00
                                                                          13367.80                           14145.00
                                                                          13864.10                           14637.00
                                                                          14713.70                           15653.00
12/04                                                                     15280.30                           16325.00
                                                                          15010.40                           16044.00
                                                                          15446.70                           16835.00
                                                                          15084.00                           16379.00
                                                                          14813.50                           15975.00
                                                                          14887.30                           16075.00
                                                                          15180.20                           16377.00
                                                                          15925.70                           16982.00
                                                                          16353.50                           17416.00
                                                                          16933.80                           18315.00
                                                                          16261.30                           17648.00
                                                                          16605.30                           18241.00
12/05                                                                     17470.70                           19119.00

    --- INTERNATIONAL OPPORTUNITIES IB         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $17,471 ending value                       $19,119 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities
  IB(3)                          14.33%   3.50%    5.74%
-------------------------------------------------------------
MSCI AC World Free ex US Index   17.11%   6.66%    6.70%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TROND SKRAMSTAD
Senior Vice President, Partner

NICOLAS CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IB returned 14.33% for the year ended December 31, 2005. The Fund trailed the 17.11% return of the MSCI All-Country World Free ex-US Index and slightly trailed the Lipper International Core Funds VA-UF Average of 14.83%.

WHY DID THE FUND PERFORM THIS WAY?

Global equities markets moved higher during the period. Japan continued to outperform, helped by stable economic growth, improving consumer confidence, and strong corporate profits. Emerging Market equities continued to feed off of strong commodity prices and the Pacific Basin ex Japan benefited from strength in China. Europe also moved higher as corporate profits continued to grow despite the strengthening dollar.

During the period, the fund underperformed the broad market as represented by MSCI All-Country World Free ex-US by 250 basis points. Relative to the Fund's benchmark, regional overweight allocation in North America and underweight the UK were positive. Sector decisions detracted from performance, driven primarily by overweight positions in Health Care and Information Technology and being underweight in Materials and Financials. Strong stock selection in the Energy and Consumer Staples sectors was offset by poor stock selection in Health Care and Information Technology.

Despite underperforming the index, the Fund recorded strong absolute returns during the period. All sectors, with the exception of Telecom Services, delivered positive performance. Talisman Energy (Energy), Mitsubishi UFJ (Financials), and Orascom Telecom (Telecom) provided the greatest absolute and relative returns. Talisman and Orascom were not held in the Fund at the end of the period. Talisman benefited from a tight commodity price environment, and therefore higher earnings. Shares of Mitsubishi UFJ performed well as synergies of the merger between Mitsubishi and UFJ were recognized. Orascom continued to experience increases in wireless penetration rates in Northern Africa and the Middle East.

The three largest detractors from performance on an absolute basis were Elan (Pharmaceuticals), Vodafone (Telecom) and Deutsche Telekom (Telecom). Elan shares fell sharply on news that it would pull its promising new multiple sclerosis drug Tysabri from the market. Vodafone fell throughout the period as capacity utilization within the wireless market deteriorated. Deutsche Telekom suffered on declining margins and rising capex.

WHAT IS THE OUTLOOK?

The Fund will continue to apply a three-pronged strategy that considers fundamental company analysis as well as the attractiveness of countries and sectors. European equities represented the largest geographical position in the Fund at the end of the period.

--------------------------------------------------------------------------------

European companies have successfully restructured their businesses and balance sheets so that corporate profitability is back to the peak levels of 2000. The macro environment has some uncertainties such as slow growth, employment trends, political turmoil, and demographic pressures, but we believe the Fund can unlock relative value in European stocks, particularly in Media and Information Technology. The outlook for the Japanese market appears promising as economic, deregulation, and structural reform trends are all positive. From a sector standpoint, the Fund ended the period overweight Consumer Staples, Health Care and Consumer Discretionary and underweight Materials, Financials, and Information Technology.
DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            9.7
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    26.1
-------------------------------------------------------------------
Health Care                                                11.1
-------------------------------------------------------------------
Services                                                    3.2
-------------------------------------------------------------------
Technology                                                 16.3
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   5.1
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Austria                                                     1.1
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
Denmark                                                     0.7
-------------------------------------------------------------------
France                                                     13.8
-------------------------------------------------------------------
Germany                                                     1.9
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Hong Kong                                                   2.8
-------------------------------------------------------------------
Hungary                                                     0.2
-------------------------------------------------------------------
India                                                       1.0
-------------------------------------------------------------------
Ireland                                                     1.1
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      21.8
-------------------------------------------------------------------
Mexico                                                      1.8
-------------------------------------------------------------------
Netherlands                                                 3.0
-------------------------------------------------------------------
Russia                                                      0.5
-------------------------------------------------------------------
Singapore                                                   0.8
-------------------------------------------------------------------
South Korea                                                 1.2
-------------------------------------------------------------------
Spain                                                       3.7
-------------------------------------------------------------------
Sweden                                                      1.3
-------------------------------------------------------------------
Switzerland                                                10.9
-------------------------------------------------------------------
Taiwan                                                      4.2
-------------------------------------------------------------------
United Kingdom                                             14.3
-------------------------------------------------------------------
United States                                               0.7
-------------------------------------------------------------------
Short-Term Investments                                      5.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund** inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IB              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/96                                                                      10000.00                           10000.00
                                                                          10233.60                           10231.00
                                                                          10820.30                           10758.00
                                                                          10482.80                           10294.00
                                                                          10739.80                           10580.00
12/96                                                                     10704.70                           10786.00
                                                                          10733.30                           11056.00
                                                                          10536.60                           10388.00
                                                                           9978.69                            9655.00
                                                                          10069.70                            9543.00
                                                                          11157.50                           10978.00
                                                                          11810.40                           11350.00
                                                                          12313.60                           11931.00
                                                                          12584.50                           12290.00
                                                                          13809.80                           13270.00
                                                                          12960.30                           12473.00
                                                                          12734.00                           12176.00
12/97                                                                     12640.20                           12183.00
                                                                          12233.10                           12020.00
                                                                          13626.30                           13081.00
                                                                          14193.60                           13630.00
                                                                          14331.00                           13714.00
                                                                          13583.00                           12717.00
                                                                          13749.10                           12847.00
                                                                          13257.40                           11774.00
                                                                          10092.10                            9056.00
                                                                          11033.60                            9975.00
                                                                          11842.30                           10495.00
                                                                          12619.90                           11309.00
12/98                                                                     14081.90                           12332.00
                                                                          14773.00                           12887.00
                                                                          13187.30                           11708.00
                                                                          14334.80                           12125.00
                                                                          15525.80                           13196.00
                                                                          15842.10                           13217.00
                                                                          17170.50                           13913.00
                                                                          17141.80                           13483.00
                                                                          16778.20                           12979.00
                                                                          17157.30                           13229.00
                                                                          17733.10                           13568.00
                                                                          19661.30                           15002.00
12/99                                                                     23311.50                           17647.00
                                                                          22552.70                           17482.00
                                                                          26559.30                           21550.00
                                                                          26081.40                           19285.00
                                                                          23769.60                           17338.00
                                                                          21114.60                           15820.00
                                                                          24137.10                           17863.00
                                                                          22128.90                           16332.00
                                                                          23900.80                           18050.00
                                                                          22861.70                           17153.00
                                                                          21458.40                           15761.00
                                                                          18822.30                           12899.00
12/00                                                                     20216.50                           13689.00
                                                                          19367.80                           14797.00
                                                                          17244.30                           12768.00
                                                                          15770.10                           11608.00
                                                                          17929.40                           13029.00
                                                                          17707.90                           13330.00
                                                                          17989.90                           13694.00
                                                                          17032.50                           12526.00
                                                                          16320.60                           11743.00
                                                                          13740.00                            9849.00
                                                                          14862.70                           10796.00
                                                                          16292.80                           11697.00
12/01                                                                     17169.70                           12425.00
                                                                          16890.80                           11983.00
                                                                          16110.70                           11208.00
                                                                          17315.20                           12182.00
                                                                          16887.80                           11918.00
                                                                          16227.10                           11222.00
                                                                          15122.70                           10270.00
                                                                          12668.20                            8691.00
                                                                          12414.70                            8687.00
                                                                          11905.40                            8060.00
                                                                          12336.00                            8468.00
                                                                          13098.20                            9307.00
12/02                                                                     11951.00                            8665.00
                                                                          11639.00                            8429.00
                                                                          11424.90                            8204.00
                                                                          11822.10                            8328.00
                                                                          13067.40                            9116.00
                                                                          14504.90                           10143.00
                                                                          14962.70                           10339.00
                                                                          16019.60                           11120.00
                                                                          16810.90                           11718.00
                                                                          16221.30                           11421.00
                                                                          17732.60                           12408.00
                                                                          18233.80                           12812.00
12/03                                                                     18581.60                           12870.00
                                                                          19340.50                           13546.00
                                                                          19372.60                           13525.00
                                                                          19752.40                           13588.00
                                                                          18731.60                           12906.00
                                                                          19073.60                           13163.00
                                                                          19499.50                           13601.00
                                                                          17893.60                           12380.00
                                                                          17144.40                           12113.00
                                                                          18474.60                           12783.00
                                                                          18821.60                           13094.00
                                                                          19911.90                           14200.00
12/04                                                                     20793.10                           14711.00
                                                                          19628.50                           14048.00
                                                                          20308.00                           14241.00
                                                                          20040.50                           13707.00
                                                                          19158.00                           12834.00
                                                                          20478.30                           13739.00
                                                                          21634.80                           14184.00
                                                                          22948.00                           15175.00
                                                                          23030.00                           14961.00
                                                                          23667.60                           15080.00
                                                                          23077.00                           14522.00
                                                                          24496.30                           15345.00
12/05                                                                     25098.40                           15322.00

    --- SMALL COMPANY IB                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,098 ending value                       $15,322 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Small Company IB(3)        20.71%(4) 4.42%       10.28%
-----------------------------------------------------------------
Russell 2000 Growth Index   4.15%   2.28%         4.64%*
-----------------------------------------------------------------

* Return is from 7/31/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 20.91% and 20.61% for classes IA and IB, respectively.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

** The Fund has restrictions on the purchase of shares, a description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IB returned 20.71% for the year ended December 31, 2005. The Fund outperformed the 4.15% return of the Russell 2000 Growth Index and the 7.50% return of the Lipper Small Cap Growth VA-UF peer group average.

WHY DID THE FUND PERFORM THIS WAY?

Consensus forecasts for the demise of small cap stocks were unproven during the annual period, as the Russell 2000 Index advanced in the face of rising interest rates, a fragile housing market, and inflationary pressures. Within the small cap growth universe, the best performing sectors were Energy, Utilities and Materials, while Information Technology, Financials and Consumer Discretionary declined.

Favorable stock selection within many sectors drove the Fund's outperformance during the period, as we remained steadfast in our focus on individual stock selection as opposed to macro or sector allocation decisions. Information Technology, Financials, Consumer Discretionary and Health Care were areas of particular strength relative to the benchmark.

The leading contributors to both absolute and relative performance were Red Hat (Software & Services), Arch Coal (Energy) and ERG Spa (Energy). Red Hat, the leading provider of the Linux operating system, extended its gains after another record quarter in subscriptions and cash flow. A strong pricing environment and favorable demand for the coal industry benefited Arch Coal. Italy's largest independent oil refiner, ERG, benefited from higher margins.

Stocks that detracted from performance during the annual period included Graftech International (Capital Goods), Navigant Consulting (Commercial Services & Supplies) and DiamondCluster (Commercial Services & Supplies). Graftech International reported disappointing earnings and DiamondCluster was weighed down by pipeline management issues and soft demand for technology consulting in the US. As of the end of the annual period, the Fund did not hold Graftech, DiamondCluster or Navigant Consulting. Strong performance of a stock not held in the Fund, Intuitive Surgical, also detracted from benchmark-relative performance.

Although the Fund's sector allocations are a fallout of our bottom-up investment approach, our positioning during the period

--------------------------------------------------------------------------------

was additive to benchmark-relative returns. For example, we benefited from our underweight allocation to the Information Technology sector and our overweight allocation to the strong performing Energy sector.

WHAT IS THE OUTLOOK?

We are sanguine about the economy for next year. While growth has certainly slowed a bit from relatively strong levels, we expect most sectors of the economy will progress without hesitation. In addition, although consumer spending remains fragile in the face of a slowing housing market, we still see strength in industrial demand and general business investment. Regardless of how the economy performs in 2006, the Fund is built with quality growth companies that should shine in almost any environment. As of the end of the period, the Fund was overweight Financials, Telecommunication Services and Industrials and underweight Health Care, Consumer Staples and Information Technology.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Consumer Staples                                            0.5
-------------------------------------------------------------------
Energy                                                      4.9
-------------------------------------------------------------------
Finance                                                    18.3
-------------------------------------------------------------------
Health Care                                                13.5
-------------------------------------------------------------------
Services                                                   11.8
-------------------------------------------------------------------
Technology                                                 25.5
-------------------------------------------------------------------
Transportation                                              5.7
-------------------------------------------------------------------
Utilities                                                   2.1
-------------------------------------------------------------------
Short-Term Investments                                     14.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IB                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                     10000.00                           10000.00
                                                                          10300.40                           10340.00
                                                                          10469.30                           10436.00
                                                                          10599.80                           10537.00
                                                                          10772.20                           10692.00
                                                                          11086.10                           10967.00
                                                                          11168.80                           11009.00
                                                                          10787.40                           10523.00
                                                                          10941.80                           10745.00
                                                                          11548.00                           11349.00
                                                                          11792.40                           11662.00
                                                                          12704.30                           12543.00
12/96                                                                     12405.60                           12295.00
                                                                          13183.30                           13062.00
                                                                          13246.20                           13165.00
                                                                          12789.80                           12625.00
                                                                          13528.90                           13378.00
                                                                          14338.30                           14192.00
                                                                          15123.10                           14827.00
                                                                          16217.20                           16006.00
                                                                          15184.00                           15110.00
                                                                          15982.80                           15937.00
                                                                          15458.30                           15406.00
                                                                          16126.10                           16118.00
12/97                                                                     16257.30                           16395.00
                                                                          16456.70                           16576.00
                                                                          17701.80                           17771.00
                                                                          18688.90                           18680.00
                                                                          19100.10                           18868.00
                                                                          18769.20                           18544.00
                                                                          19706.20                           19297.00
                                                                          19889.80                           19092.00
                                                                          16975.90                           16331.00
                                                                          17731.80                           17378.00
                                                                          19327.70                           18790.00
                                                                          20515.80                           19929.00
12/98                                                                     21654.10                           21077.00
                                                                          22315.20                           21958.00
                                                                          21811.60                           21275.00
                                                                          22795.00                           22126.00
                                                                          23737.80                           22983.00
                                                                          22995.40                           22441.00
                                                                          24459.80                           23687.00
                                                                          23757.90                           22947.00
                                                                          23465.80                           22833.00
                                                                          22870.80                           22207.00
                                                                          24113.60                           23612.00
                                                                          24457.00                           24092.00
12/99                                                                     25891.60                           25511.00
                                                                          24485.00                           24229.00
                                                                          24091.90                           23771.00
                                                                          26577.30                           26095.00
                                                                          25785.80                           25310.00
                                                                          25317.80                           24790.00
                                                                          25618.20                           25402.00
                                                                          25114.40                           25005.00
                                                                          26350.90                           26557.00
                                                                          25167.80                           25155.00
                                                                          25308.60                           25049.00
                                                                          23774.20                           23075.00
12/00                                                                     24024.50                           23189.00
                                                                          24663.00                           24011.00
                                                                          22932.10                           21823.00
                                                                          21359.00                           20441.00
                                                                          22928.30                           22027.00
                                                                          23115.60                           22175.00
                                                                          22120.60                           21636.00
                                                                          21864.80                           21423.00
                                                                          20349.30                           20083.00
                                                                          18929.60                           18462.00
                                                                          19387.20                           18815.00
                                                                          20897.10                           20258.00
12/01                                                                     21048.30                           20436.00
                                                                          20527.60                           20138.00
                                                                          20231.60                           19750.00
                                                                          20964.20                           20492.00
                                                                          19158.20                           19251.00
                                                                          18881.80                           19109.00
                                                                          17545.20                           17749.00
                                                                          16454.60                           16366.00
                                                                          16314.30                           16472.00
                                                                          14500.80                           14684.00
                                                                          15813.40                           15974.00
                                                                          17002.70                           16913.00
12/02                                                                     15908.50                           15921.00
                                                                          15489.70                           15505.00
                                                                          15181.30                           15273.00
                                                                          15241.50                           15421.00
                                                                          16405.70                           16690.00
                                                                          17207.40                           17568.00
                                                                          17460.70                           17793.00
                                                                          17897.20                           18107.00
                                                                          18128.90                           18459.00
                                                                          17834.40                           18264.00
                                                                          18775.40                           19296.00
                                                                          18947.10                           19466.00
12/03                                                                     20069.90                           20486.00
                                                                          20171.30                           20862.00
                                                                          20319.30                           21151.00
                                                                          19964.10                           20832.00
                                                                          19697.20                           20506.00
                                                                          19953.70                           20787.00
                                                                          20388.70                           21191.00
                                                                          19655.90                           20489.00
                                                                          19668.20                           20572.00
                                                                          19599.90                           20794.00
                                                                          19569.50                           21112.00
                                                                          20191.40                           21966.00
12/04                                                                     20854.40                           22713.00
                                                                          20483.30                           22160.00
                                                                          20913.20                           22626.00
                                                                          20313.00                           22226.00
                                                                          20122.60                           21804.00
                                                                          20809.60                           22497.00
                                                                          20764.90                           22530.00
                                                                          21699.80                           23367.00
                                                                          21756.90                           23154.00
                                                                          21990.80                           23341.00
                                                                          21718.30                           22952.00
                                                                          22612.50                           23819.00
12/05                                                                     22803.70                           23828.00

    --- STOCK IB                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $22,804 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IB(3)     9.35%  -1.04%    8.59%
-------------------------------------------
S&P 500 Index   4.91%   0.55%    9.07%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IB returned 9.35% for the year ended December 31, 2005, outperforming the average return of 5.77% by its Lipper Large Cap Core peer group, and the 4.91% return of its benchmark, the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices pushed higher throughout the year, albeit with a large contribution from the Energy sector. Energy prices continue to dominate the investment landscape as oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. Markets were subject to significant volatility during this period. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of 2005, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp rise in November. Overall, the large cap indices outperformed small caps for the year, though both significantly lagged mid caps.

The Fund outperformed during the quarter due to strong stock selection in eight of ten economic sectors, most notably in Financials, Health Care, and Technology. Among the top absolute and relative contributors was Mitsubishi UFJ Financial, the world's largest bank, which benefited from an improving Japanese economy and prospects for reinflation in Japan. Shares of the biotechnology firm Amgen were up sharply after posting very strong earnings, driven by sales of Aranesp, which treats anemia in cancer patients. The company also offered an improved view of the product pipeline which helped the shares. In Materials, mining company Rio Tinto rose sharply during the period based on the strength of copper, iron ore, and coal prices.

The Fund had broad outperformance during the year, but among the few areas of weakness was an underweight to the strong performing Utilities sector. The Fund has been underweight Utilities because we believe the stocks offer limited prospects for growth. Individual stocks that detracted from results included Fannie Mae (Financials) and Apple (Technology). Fannie Mae declined due to regulatory scrutiny of their accounting practices. Apple was a detractor on a relative basis as the Fund did not hold this strong performing stock.

WHAT IS THE OUTLOOK?

On May 1, 2005, Steven T. Irons and Saul J. Pannell replaced Rand L. Alexander as managers of The Hartford Stock HLS Fund when Mr. Alexander retired from Wellington Management Company, LLP. Mr. Irons and Mr. Pannell are both experienced investment professionals who have successful track records with The Hartford funds. Mr. Irons has been involved with The Hartford Value Fund and The Hartford Equity Income Fund investment team and Mr. Pannell has been portfolio manager for

--------------------------------------------------------------------------------

The Hartford Capital Appreciation Fund. On November 1, 2005, Peter I. Higgins joined the equity portfolio management team for the Fund. Mr. Higgins was previously a portfolio manager at The Boston Company with responsibility for mid and small cap portfolios and was a member of the large value team.

The team will continue to manage the fund with a large cap, core approach. They apply a bottom-up investment process in constructing a diversified portfolio and draw from a broad spectrum of opportunities. This breadth of opportunity set is evident in equity holdings ranging from emerging businesses such as XM Satellite Radio to value homebuilder Pulte to international semiconductor firm Taiwan Semiconductor. Their bottom-up investment approach resulted in the Fund being overweight Consumer Discretionary and Information Technology, and Telecommunications and underweight Consumer Staples and Energy at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.5
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                13.0
-------------------------------------------------------------------
Services                                                    5.7
-------------------------------------------------------------------
Technology                                                 26.3
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.3
-------------------------------------------------------------------
Short-Term Investments                                      5.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (5.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(formerly Hartford Bond HLS Fund)
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IB                       INDEX
                                                                  --------------------         ----------------------------------
12/95                                                                   10000.00                            10000.00
                                                                        10049.30                            10066.00
                                                                         9848.01                             9891.00
                                                                         9779.50                             9822.00
                                                                         9694.37                             9767.00
                                                                         9688.70                             9747.00
                                                                         9806.97                             9878.00
                                                                         9825.75                             9904.00
                                                                         9806.36                             9888.00
                                                                         9976.36                            10060.00
                                                                        10195.20                            10283.00
                                                                        10409.50                            10459.00
12/96                                                                   10326.60                            10361.00
                                                                        10367.90                            10394.00
                                                                        10411.80                            10420.00
                                                                        10300.70                            10304.00
                                                                        10433.30                            10458.00
                                                                        10546.60                            10558.00
                                                                        10696.50                            10683.00
                                                                        11056.00                            10972.00
                                                                        10938.50                            10879.00
                                                                        11109.00                            11040.00
                                                                        11248.20                            11200.00
                                                                        11317.70                            11251.00
12/97                                                                   11469.90                            11365.00
                                                                        11625.10                            11510.00
                                                                        11612.90                            11501.00
                                                                        11666.60                            11540.00
                                                                        11714.30                            11600.00
                                                                        11836.70                            11710.00
                                                                        11947.30                            11810.00
                                                                        11941.40                            11835.00
                                                                        12045.70                            12028.00
                                                                        12362.50                            12309.00
                                                                        12228.50                            12244.00
                                                                        12350.50                            12314.00
12/98                                                                   12379.50                            12351.00
                                                                        12474.80                            12438.00
                                                                        12155.60                            12221.00
                                                                        12227.60                            12288.00
                                                                        12289.10                            12327.00
                                                                        12124.10                            12219.00
                                                                        12051.20                            12180.00
                                                                        12023.00                            12128.00
                                                                        11999.30                            12122.00
                                                                        12114.50                            12263.00
                                                                        12159.10                            12308.00
                                                                        12165.50                            12307.00
12/99                                                                   12108.20                            12248.00
                                                                        12083.50                            12208.00
                                                                        12228.00                            12355.00
                                                                        12414.20                            12518.00
                                                                        12391.90                            12482.00
                                                                        12397.70                            12476.00
                                                                        12679.80                            12735.00
                                                                        12758.00                            12851.00
                                                                        12917.20                            13038.00
                                                                        12996.80                            13120.00
                                                                        13029.00                            13206.00
                                                                        13223.30                            13423.00
12/00                                                                   13535.20                            13673.00
                                                                        13847.30                            13896.00
                                                                        13922.60                            14016.00
                                                                        13956.60                            14086.00
                                                                        13929.60                            14027.00
                                                                        14008.70                            14111.00
                                                                        13989.80                            14165.00
                                                                        14320.30                            14482.00
                                                                        14498.10                            14649.00
                                                                        14532.30                            14819.00
                                                                        14790.50                            15129.00
                                                                        14732.30                            14920.00
12/01                                                                   14683.80                            14824.00
                                                                        14736.90                            14944.00
                                                                        14797.20                            15089.00
                                                                        14587.90                            14839.00
                                                                        14888.30                            15127.00
                                                                        15043.40                            15255.00
                                                                        15037.40                            15386.00
                                                                        15066.60                            15573.00
                                                                        15353.70                            15836.00
                                                                        15484.40                            16092.00
                                                                        15557.60                            16018.00
                                                                        15728.90                            16013.00
12/02                                                                   16127.30                            16345.00
                                                                        16259.90                            16360.00
                                                                        16513.90                            16585.00
                                                                        16532.10                            16573.00
                                                                        16742.50                            16709.00
                                                                        17123.30                            17021.00
                                                                        17111.30                            16987.00
                                                                        16599.50                            16416.00
                                                                        16726.80                            16525.00
                                                                        17167.60                            16962.00
                                                                        17052.30                            16804.00
                                                                        17127.80                            16845.00
12/03                                                                   17349.20                            17016.00
                                                                        17498.80                            17153.00
                                                                        17638.20                            17339.00
                                                                        17738.30                            17469.00
                                                                        17316.60                            17014.00
                                                                        17251.50                            16946.00
                                                                        17332.30                            17042.00
                                                                        17477.50                            17211.00
                                                                        17777.70                            17539.00
                                                                        17850.10                            17586.00
                                                                        18023.70                            17734.00
                                                                        17952.30                            17592.00
12/04                                                                   18106.20                            17754.00
                                                                        18194.10                            17866.00
                                                                        18135.10                            17760.00
                                                                        18025.50                            17669.00
                                                                        18258.60                            17908.00
                                                                        18406.30                            18102.00
                                                                        18537.20                            18201.00
                                                                        18418.20                            18035.00
                                                                        18622.10                            18266.00
                                                                        18437.40                            18078.00
                                                                        18280.80                            17935.00
                                                                        18348.30                            18014.00
12/05                                                                   18503.00                            18186.00

    --- TOTAL RETURN BOND IB              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,503 ending value                  $18,186 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IB(3)          2.19%   6.45%    6.35%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                     2.43%   5.87%    6.16%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Total Return Bond HLS Fund, Class IB returned 2.19% for the year ended December 31, 2005. The Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 2.43% and outperformed the Lipper Intermediate Investment Grade Average, which returned 1.99%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year ended December 31, 2005 was an interesting one for the bond market because short-term interest rates rose throughout the year. In contrast, for much of the year, long-term rates declined due to strong demand from overseas. The result was a yield curve that flattened throughout the year. By year-end, the yield curve was actually inverted in that two-year treasuries were yielding slightly more than 10-year treasuries. Typically, the yield curve slopes upward, because investors expect to receive higher yields to compensate them for the greater risk of longer maturity securities. However, a flat or inverted yield curve is significant because it implies that the market is not paying a greater premium for the uncertainties associated with long bonds. The flat or inverted yield curve generally signals that investors believe that inflation will be lower in the future. This year (2005) short-term rates were driven upwards as the Federal Reserve (the Fed) raised the Federal Funds Target Rate eight times, resulting in 13 consecutive upward adjustments since mid 2004. Therefore, despite concerns that record high fuel prices, rising commodity costs and continued economic expansion could lead to higher inflation, the Fed's "hawkish" stance against inflation helped to give the markets confidence that the Federal Reserve would continue to keep inflation in check. Although low long-term inflation expectations contributed to lower yields at the "long-end" of the yield curve, strong foreign demand for long-term bonds may have been the most significant source of downward pressure on long-term bonds.

Through the volatile year 2005, the major fixed income sectors finished the year with positive gains. However, the returns for most of those sectors were below their long-term averages. Inflation, interest rates and credit risks are among the most important factors in determining the price of bonds. As such, rising short- and intermediate-term interest rates adversely impacted fixed income securities with those maturities. However, due to the flattening yield curve, many long-term bonds outperformed their intermediate-term counterparts, even though long-term bonds are typically more sensitive to changes in interest rates. Early in the year, concerns about inflation, rising commodity costs and historically high energy prices led many investors to believe that the growth of the U.S. economy would slow.

--------------------------------------------------------------------------------

Accordingly, fears of credit quality downgrades and even defaults caused corporate and high yield bonds to underperform safer U.S. treasuries in the first quarter. Among the major events, the downgrading of Ford Motor Corp. and General Motors Corp to below investment grade agitated the credit markets. By midyear, the credit markets rebounded substantially, only to be shaken again by the devastating hurricanes that pummeled New Orleans and the Gulf Coast in the third quarter. While the corporate bond sector struggled in the third quarter and recovered only partially in the fourth, the below investment-grade high yield sector performed solidly as investors accepted higher levels of risk in exchange for higher yields. Due to the challenge of finding suitable yield in 2005, several other fixed income sectors outperformed the overall investment-grade U.S. bond market, as measured by the Lehman Aggregate Bond Index. The Mortgage-Backed Securities, U.S. Inflation-Protected Treasuries, Non-Dollar Bonds and Emerging Markets Debt were each sectors that outperformed. For the fiscal year 2005, the Fund outperformed its benchmark, returning 2.96% before expenses versus 2.43% for the Lehman Brothers U.S. Aggregate Bond Index.

Although the Fund's benchmark is the investment grade Lehman Brothers U.S. Aggregate Bond Index, as part of its investment strategy, the Total Return Bond Fund typically makes allocations to out-of-index sectors, including sectors that are considered below investment grade quality During the overall period, emerging market bonds were the strongest sector and high yield securities slightly outperformed investment grade corporate bonds. Accordingly, the Fund's exposure to emerging markets contributed to performance relative to the benchmark. Although the out-of-index high yield sector outperformed the Fund's benchmark, the Fund's allocation to high yield detracted slightly from relative performance due to challenged issue selection. The Fund also had exposure to Non-Dollar Government Bonds, and at various times throughout the year, exposure to foreign currency. As U.S. rates rose more than European rates, the Non-Dollar Government Bonds outperformed comparable duration U.S. Treasury bonds. However, the exposure to foreign currency had detracted slightly (18-19 basis points) to the return of the Fund. It should be noted that the Fund does not use derivatives, such as options, future and forward agreements, for speculative purposes. In order to make allocations to out-of-benchmark sectors, other sectors must be underweighted. This year U.S. Treasuries and Agencies were underweighted, resulting in a negative contribution to relative performance. During the year, the small allocation to Treasury Inflation Protection Securities (which were removed from the portfolio in the fourth quarter) also detracted from return. This year, the security selection within the Investment Grade Corporate sector was strong, resulting in substantial contributions to the Fund's excess return. Regarding the Fund's interest rate sensitivity, throughout most of the year, the portfolio was positioned for rising rates and a flatter yield curve. This defensive positioning was the largest contributor to performance relative to the benchmark, and the combination of these decisions led to the Fund's outperformance of the Index on a gross return basis.

WHAT IS THE OUTLOOK?

We believe the Federal Reserve is nearing an end to the tightening cycle and will stop at a 4.50% or 4.75% Fed Funds rate. Given our outlook, we have begun to collapse the barbell maturity distribution in the portfolios in favor of a bulleted maturity strategy. With a new Fed Chairman in 2006 and a likely change to FOMC policy direction, we also expect volatility in the market to increase.

We have become more defensive in the mortgage backed pass-through portion of the portfolio by swapping out of 30-year mortgages into 15-year mortgages. These shorter dated mortgages typically outperform their 30-year counterparts when the curve steepens and volatility increases. While we believe the housing market will begin to moderate and not be the catalyst for consumer spending as it has been over the last few years, we are not predicting a sharp decline in real estate values or a severe decline in economic growth. Although corporate cash flows are healthy, event risk and shareholder friendly activity has caused us to further diversify our credit holdings, and to underweight those companies and industries that may increase leverage in order to improve equity returns. With respect to the below investment-grade component of the portfolio, we have added to the higher quality issuers in the high yield market as they typically benefit from event risk.

Inflation appears to be well contained, and we therefore currently do not own Treasury Inflation Protected Securities (TIPS) in the portfolios. The energy spike post hurricanes did not last, and the first quarter typically is a weak seasonal period for TIPS returns. However, if oil and gas prices begin to climb, we will reassess our exposure to this out-of-index sector. The Federal Reserve has indicated that after 13 rate increases their future policy actions will be very data dependent, and the direction of rates and spreads will be dependent upon emerging trends of weakness and strength in the economy. As such, we are close to neutral duration and more neutral to sector risks for the first time in this market cycle.

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- 64.9%
            BASIC MATERIALS -- 2.1%
    1,254   Alcoa, Inc. ......................................  $    37,072
    1,604   Dow Chemical Co. .................................       70,270
      999   DuPont (E.I.) de Nemours & Co. H..................       42,466
    1,066   Rio Tinto plc I...................................       48,716
                                                                -----------
                                                                    198,524
                                                                -----------
            CAPITAL GOODS -- 3.2%
      505   3M Co. ...........................................       39,130
      591   Boeing Co. .......................................       41,540
    1,588   Caterpillar, Inc. H...............................       91,750
      839   Goodrich Corp. ...................................       34,475
      471   Illinois Tool Works, Inc. H.......................       41,470
      720   Ingersoll-Rand Co. Class A........................       29,058
    1,101   Tyco International Ltd. H.........................       31,786
                                                                -----------
                                                                    309,209
                                                                -----------
            CONSUMER CYCLICAL -- 4.8%
    1,642   Best Buy Co., Inc. H..............................       71,412
    3,155   Dollar General Corp. H............................       60,166
    1,547   Federated Department Stores, Inc. ................      102,606
    5,366   Gap, Inc. H.......................................       94,649
    1,673   Pulte Homes, Inc. ................................       65,834
    1,248   Toyota Motor Corp. I..............................       65,190
                                                                -----------
                                                                    459,857
                                                                -----------
            CONSUMER STAPLES -- 3.2%
      447   Altria Group, Inc. H..............................       33,370
    1,833   Archer Daniels Midland Co. H......................       45,204
    1,735   PepsiCo, Inc. ....................................      102,492
    2,076   Procter & Gamble Co. .............................      120,130
                                                                -----------
                                                                    301,196
                                                                -----------
            ENERGY -- 4.4%
    1,300   ConocoPhillips....................................       75,628
    2,289   Exxon Mobil Corp. ................................      128,573
      533   Halliburton Co. H.................................       33,018
      474   Occidental Petroleum Corp. H......................       37,879
    3,100   Williams Cos., Inc. H.............................       71,815
    1,597   XTO Energy, Inc. H................................       70,172
                                                                -----------
                                                                    417,085
                                                                -----------
            FINANCE -- 15.0%
    2,505   American International Group, Inc. ...............      170,916
    2,507   Bank of America Corp. H...........................      115,717
    3,288   Citigroup, Inc. ..................................      159,579
    2,237   E*Trade Financial Corp. B.........................       46,660
      947   Federal Home Loan Mortgage Corp. H................       61,880
    1,124   Federal National Mortgage Association.............       54,877
      467   General Growth Properties, Inc. H.................       21,927
      428   Goldman Sachs Group, Inc. H.......................       54,647
    3,828   MBNA Corp. .......................................      103,977
      374   Medco Health Solutions, Inc. B....................       20,875
        4   Mitsubishi UFJ Financial Group, Inc. I............       54,239
      818   Muenchener Rueckversicherungs-Gesellschaft AG I...      110,934
    2,300   St. Paul Travelers Cos., Inc. H...................      102,719

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE  -- (CONTINUED)
    1,105   State Street Corp. H..............................  $    61,239
    1,292   UBS AG H..........................................      122,905
   11,264   UniCredito Italiano S.p.A. I......................       77,654
      774   Washington Mutual, Inc. H.........................       33,669
      811   Wellpoint, Inc. B.................................       64,670
                                                                -----------
                                                                  1,439,084
                                                                -----------
            HEALTH CARE -- 8.5%
    2,654   Abbott Laboratories H.............................      104,659
      952   Amgen, Inc. BH....................................       75,059
      728   AstraZeneca plc ADR H.............................       35,381
    1,399   Cardinal Health, Inc. H...........................       96,174
    2,716   Lilly (Eli) & Co. H...............................      153,721
    1,979   Medtronic, Inc. H.................................      113,914
    1,271   Quest Diagnostics, Inc. H.........................       65,405
    1,921   Sanofi-Aventis S.A. ADR...........................       84,332
    3,817   Schering-Plough Corp. H...........................       79,578
                                                                -----------
                                                                    808,223
                                                                -----------
            SERVICES -- 3.8%
    1,910   Accenture Ltd. Class A............................       55,153
      993   CBS Corp. Class B.................................       25,322
    2,661   Comcast Corp. Class A BH..........................       69,082
    2,192   News Corp. Class A................................       34,079
    1,575   Time Warner, Inc. ................................       27,470
    1,037   Viacom, Inc. Class B B............................       42,664
    1,668   Walt Disney Co. H.................................       39,992
    2,481   XM Satellite Radio Holdings, Inc. Class A BH......       67,668
                                                                -----------
                                                                    361,430
                                                                -----------
            TECHNOLOGY -- 17.0%
    1,218   American Tower Corp. Class A B....................       32,994
    4,092   Applied Materials, Inc. H.........................       73,402
    3,730   AT&T, Inc. H......................................       91,353
    6,842   Cisco Systems, Inc. B.............................      117,133
    1,715   Corning, Inc. B...................................       33,723
    1,068   Dell, Inc. BH.....................................       32,026
      594   Electronic Arts, Inc. BH..........................       31,062
    1,969   EMC Corp. B.......................................       26,818
    1,602   First Data Corp. .................................       68,889
    6,371   Flextronics International Ltd. BH.................       66,509
    7,261   General Electric Co. .............................      254,502
      550   International Business Machines Corp. ............       45,202
    1,929   Lexmark International, Inc. ADR BH................       86,477
      344   Mercury Interactive Corp. BH......................        9,546
    7,145   Microsoft Corp. H.................................      186,844
    3,731   Nokia Oyj ADR H...................................       68,277
      117   Samsung Electronics Co., Ltd. I...................       75,341
    1,350   Sony Corp. I......................................       55,080
       53   Sony Corp. ADR....................................        2,142
    6,250   Sprint Nextel Corp. H.............................      145,988
    5,010   Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR.............................................       49,644
    1,627   Yahoo!, Inc. BH...................................       63,742
                                                                -----------
                                                                  1,616,694
                                                                -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK  -- (CONTINUED)
            TRANSPORTATION -- 1.4%
    1,794   Carnival Corp. H..................................  $    95,936
    2,024   Southwest Airlines Co. H..........................       33,256
                                                                -----------
                                                                    129,192
                                                                -----------
            UTILITIES -- 1.5%
      402   Dominion Resources, Inc. H........................       31,004
      467   E.On AG I.........................................       48,235
    1,113   Exelon Corp. H....................................       59,131
                                                                -----------
                                                                    138,370
                                                                -----------
            Total common stock
              (cost $5,702,518)...............................  $ 6,178,864
                                                                -----------
PRINCIPAL
 AMOUNT
---------
MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$  10,000   Oregon School Boards Association,
              4.76%, Taxable Pension, 06/30/2028..............  $     9,468
   10,000   State of Illinois,
              5.10%, Taxable Pension, 06/01/2033..............        9,877
                                                                -----------
            Total municipal bonds
              (cost $19,888)..................................  $    19,345
                                                                -----------
ASSET AND COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.1%
            FINANCE -- 3.1%
$  17,200   Asset Securitization Corp.
              6.93%, 02/14/2043...............................  $    18,785
   15,583   Asset Securitization Corp.
              7.49%, 04/14/2029...............................       15,988
    4,590   Banc of America Commercial Mortgage, Inc.
              5.18%, 09/10/2047...............................        4,624
    3,276   Bank One Auto Securitization Trust
              1.82%, 09/20/2007...............................        3,256
    9,575   Bear Stearns & Co., Inc.
              5.16%, 10/12/2042...............................        9,621
   13,596   Capital Auto Receivables Asset Trust
              2.00%, 11/15/2007...............................       13,425
   20,000   Capital One Multi-Asset Execution Trust
              2.95%, 08/17/2009...............................       19,711
    1,433   Capital One Prime Auto Receivables Trust
              2.02%, 11/15/2007...............................        1,424
    7,242   Capital One Prime Auto Receivables Trust
              2.59%, 09/15/2009...............................        7,187
    9,306   Carmax Auto Owner Trust
              2.36%, 10/15/2007...............................        9,255
    9,483   Chase Commercial Mortgage Securities Corp.
              7.37%, 06/19/2029...............................        9,615
   16,000   Citibank Credit Card Issuance Trust,
              2.55%, 01/20/2009...............................       15,627
   15,000   Citigroup/Deutsche Bank Commercial Mortgage,
              5.22%, 09/15/2020 H.............................       15,156

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            FINANCE  -- (CONTINUED)
$  15,316   Connecticut RRB Special Purpose Trust CL&P
              5.73%, 03/30/2009...............................  $    15,413
    7,673   First Union Commercial Mortgage Securities, Inc.
              7.38%, 04/18/2029...............................        7,796
   10,385   Greenwich Capital Commercial Funding Corp.
              5.21%, 09/10/2015...............................       10,431
   11,470   Harley-Davidson Motorcycle Trust
              2.53%, 11/15/2011...............................       11,079
    8,853   Household Automotive Trust
              2.31%, 04/17/2008...............................        8,803
    6,305   JPMorgan Chase Commercial Mortgage Securities Co.
              5.33%, 12/15/2044...............................        6,336
    9,580   Morgan Stanley Capital I
              5.23%, 09/15/2042...............................        9,614
    9,346   Nissan Auto Receivables Owner Trust
              2.01%, 11/15/2007...............................        9,244
    1,412   Nissan Auto Receivables Owner Trust
              2.23%, 03/15/2007...............................        1,409
    2,157   Onyx Acceptance Grantor Trust
              2.19%, 03/17/2008...............................        2,144
    6,023   Onyx Acceptance Grantor Trust
              4.07%, 04/15/2009...............................        6,016
      895   Residential Asset Securities Corp.
              2.46%, 11/25/2025...............................          892
   12,609   USAA Auto Owner Trust
              2.06%, 04/15/2008...............................       12,464
   10,000   Wachovia Bank Commercial Mortgage Trust
              5.12%, 07/15/2042...............................        9,959
    9,718   Wells Fargo Mortgage Backed Securities Trust
              4.53%, 04/25/2035 K.............................        9,525
    9,374   Wells Fargo Mortgage Backed Securities Trust
              4.56%, 03/25/2035 K.............................        9,207
   15,628   WFS Financial Owner Trust CMO
              2.19%, 06/20/2008...............................       15,528
    4,588   World Omni Auto Receivables Trust
              4.05%, 07/15/2009...............................        4,585
                                                                -----------
            Total asset and commercial mortgage backed
              securities
              (cost $294,871).................................  $   294,119
                                                                -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.9%
            BASIC MATERIALS -- 0.2%
$  15,000   Alcan, Inc.
              7.25%, 11/01/2028...............................  $    17,436
    4,000   Rohm & Haas Co.
              7.40%, 07/15/2009...............................        4,315
                                                                -----------
                                                                     21,751
                                                                -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE  -- (CONTINUED)
            CAPITAL GOODS -- 0.2%
$  14,950   Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................  $    17,351
                                                                -----------
            CONSUMER CYCLICAL -- 0.9%
    9,550   DaimlerChrysler N.A. Holdings Corp.
              6.50%, 11/15/2013 H.............................        9,999
    9,825   Diageo Capital plc
              4.375%, 05/03/2010..............................        9,583
   14,347   SCL Term Aereo Santiago S.A.
              6.95%, 07/01/2012 M.............................       14,773
   20,200   Target Corp.
              5.875%, 11/01/2008..............................       20,795
   30,000   Wal-Mart Stores, Inc.
              6.875%, 08/10/2009..............................       31,928
                                                                -----------
                                                                     87,078
                                                                -----------
            CONSUMER STAPLES -- 1.2%
      750   Anheuser-Busch Cos., Inc.
              7.55%, 10/01/2030...............................          950
    6,500   Coca-Cola Enterprises, Inc.
              6.75%, 09/15/2028...............................        7,389
      500   Coca-Cola Enterprises, Inc.
              8.50%, 02/01/2022...............................          657
   13,140   Colgate-Palmolive Co.
              5.58%, 11/06/2008...............................       13,481
   19,555   ConAgra Foods, Inc.
              7.875%, 09/15/2010..............................       21,545
   26,400   PepsiAmericas, Inc.
              6.375%, 05/01/2009..............................       27,616
   21,100   Procter & Gamble Co.
              9.36%, 01/01/2021...............................       27,351
   10,225   Weyerhaeuser Co.
              7.375%, 03/15/2032..............................       11,367
                                                                -----------
                                                                    110,356
                                                                -----------
            ENERGY -- 0.1%
   12,250   BP Amoco plc
              6.50%, 08/01/2007...............................       12,555
    1,000   ConocoPhillips Holding Co.
              6.95%, 04/15/2029...............................        1,207
                                                                -----------
                                                                     13,762
                                                                -----------
            FINANCE -- 5.2%
   16,800   ACE INA Holdings, Inc.
              5.875%, 06/15/2014..............................       17,379
   12,225   All State Corp.
              5.00%, 08/15/2014 H.............................       12,099
   10,500   Ambac Financial Group, Inc.
              5.95%, 12/05/2035...............................       10,752
      500   American General Corp.
              6.625%, 02/15/2029 H............................          563
   30,000   AXA Financial, Inc.
              7.00%, 04/01/2028...............................       35,078
   20,000   Bank of America Corp.
              5.875%, 02/15/2009..............................       20,541

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            FINANCE  -- (CONTINUED)
$  25,000   Bayerische Landesbank NY
              5.65%, 02/01/2009...............................  $    25,642
    4,830   BB&T Corp.
              4.90% 06/30/2017................................        4,688
   17,000   Berkshire Hathaway Finance Corp.
              4.85%, 01/15/2015 H.............................       16,706
    1,250   BSCH Issuance Ltd.
              7.625%, 11/03/2009..............................        1,367
    3,255   Centex Home Equity
              4.72%, 10/25/2031...............................        3,204
   10,000   Cincinnati Financial Corp.
              6.92%, 05/15/2028...............................       11,260
    6,500   Citigroup, Inc.
              3.625%, 02/09/2009..............................        6,258
    8,800   Citigroup, Inc.
              6.00%, 10/31/2033...............................        9,203
    1,000   Citigroup, Inc.
              6.50%, 01/18/2011...............................        1,066
   15,000   Commercial Mortgage Pass Through
              5.12%, 06/10/2044...............................       14,952
    8,920   Credit Suisse First Boston USA, Inc.
              4.875%, 01/15/2015 H............................        8,680
   16,355   ERAC USA Finance Co.
              7.35%, 06/15/2008 M.............................       17,162
    4,525   Everest Re Holdings
              5.40%, 10/15/2014...............................        4,463
   13,685   First Union National Bank
              5.80%, 12/01/2008...............................       14,046
   11,550   HSBC Bank USA, Inc.
              3.875%, 09/15/2009 H............................       11,136
   10,500   International Lease Finance Corp.
              5.00%, 09/15/2012...............................       10,331
   27,025   JPMorgan Chase & Co.
              5.125%, 09/15/2014 H............................       26,752
   12,650   Jackson National Life Insurance Co.
              8.15%, 03/15/2027 M.............................       15,983
    8,320   John Deere Capital Corp.
              4.875%, 10/15/2010 H............................        8,279
      750   KeyCorp Capital II
              6.875%, 03/17/2029..............................          827
    8,750   Liberty Mutual Group, Inc.
              5.75%, 03/15/2014 M.............................        8,637
   20,000   Liberty Property L.P.
              7.25%, 08/15/2007...............................       20,581
   15,000   Merrill Lynch Mortgage Trust
              5.05%, 07/12/2038...............................       14,865
      750   National City Corp.
              6.875%, 05/15/2019..............................          851
   30,000   New England Mutual Life Insurance Co.
              7.875%, 02/15/2024 M............................       37,679
    1,250   Prudential Insurance Co. of America
              6.375%, 07/23/2006 M............................        1,260
    1,000   Reliastar Financial Corp.
              8.00%, 10/30/2006...............................        1,022
      500   Republic New York Capital I
              7.75%, 11/15/2026...............................          527

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE  -- (CONTINUED)
            FINANCE  -- (CONTINUED)
$     500   State Street Corp.
              7.65%, 06/15/2010...............................  $       559
    1,000   Texaco Capital, Inc.
              8.625%, 06/30/2010..............................        1,155
   14,600   Torchmark Corp.
              8.25%, 08/15/2009...............................       16,100
   30,000   Toyota Motor Credit Corp.
              5.50%, 12/15/2008...............................       30,556
   15,000   UnitedHealth Group Inc.
              4.75%, 02/10/2010...............................       14,674
   15,000   UnitedHealth Group, Inc.
              5.00%, 08/15/2014...............................       14,927
   13,400   US Bank NA
              4.95%, 10/30/2014...............................       13,259
    1,000   Wells Fargo Bank NA
              6.45%, 02/01/2011...............................        1,066
    2,760   Willis Group North America
              5.63%, 07/15/2015...............................        2,759
                                                                -----------
                                                                    488,894
                                                                -----------
            HEALTH CARE -- 0.7%
   22,000   Becton, Dickinson & Co.
              6.70%, 08/01/2028...............................       25,388
    3,205   CVS Corp.
              4.875%, 09/15/2014 H............................        3,094
    8,575   Pharmacia Corp.
              6.60%, 12/01/2028...............................        9,918
   26,000   Wyeth
              7.25%, 03/01/2023...............................       30,278
                                                                -----------
                                                                     68,678
                                                                -----------
            SERVICES -- 1.1%
   15,000   Comcast Cable Communications, Inc.
              6.875%, 06/15/2009..............................       15,755
    1,000   Comcast Cable Communications, Inc.
              8.50%, 05/01/2027...............................        1,227
   16,800   Comcast Corp.
              5.65%, 06/15/2035 H.............................       15,458
   15,000   FedEx Corp.
              3.50%, 04/01/2009...............................       14,362
   10,900   Harvard University
              8.125%, 04/15/2007..............................       11,369
   10,800   News America, Inc.
              6.40%, 12/15/2035 M.............................       10,886
   10,400   Times Mirror Co.
              7.50%, 07/01/2023...............................       11,652
   20,000   Walt Disney Co.
              6.375%, 03/01/2012 H............................       21,154
                                                                -----------
                                                                    101,863
                                                                -----------
            TECHNOLOGY -- 1.0%
   10,000   BellSouth Telecommunications, Inc.
              6.375%, 06/01/2028..............................       10,313
   13,500   Cox Communications, Inc.
              5.45%, 12/15/2014...............................       13,173

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            TECHNOLOGY  -- (CONTINUED)
$  10,000   Danaher Corp.
              6.00%, 10/15/2008...............................  $    10,297
    8,500   Deutsche Telekom International Finance B.V.
              8.75%, 06/15/2030...............................       10,811
   34,425   General Electric Co.
              5.00%, 02/01/2013...............................       34,407
   15,000   Telecom Italia Capital
              5.25%, 10/01/2015 H.............................       14,569
      750   Telecomunicaciones de Puerto Rico, Inc.
              6.65%, 05/15/2006...............................          754
      500   Verizon Global Funding Corp.
              7.25%, 12/01/2010...............................          543
      500   Verizon Global Funding Corp.
              7.75%, 12/01/2030 H.............................          594
    1,250   Vodafone Group plc
              7.875%, 02/15/2030..............................        1,560
                                                                -----------
                                                                     97,021
                                                                -----------
            UTILITIES -- 0.3%
    1,000   Alabama Power Co.
              7.125%, 10/01/2007..............................        1,037
   17,285   Northern Border Pipeline Co.
              7.75%, 09/01/2009...............................       18,746
      750   TransCanada Pipelines Ltd.
              6.49%, 01/21/2009...............................          780
                                                                -----------
                                                                     20,563
                                                                -----------
            Total corporate bonds: investment grade
              (cost $985,165).................................  $ 1,080,968
                                                                -----------
U.S. GOVERNMENT SECURITIES -- 16.3%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 1.3%
$  17,617   Financing Corp. Zero Coupon Strip
              4.40%, 2013 Z...................................  $    12,043
   64,300   Tennessee Valley Authority
              4.375%, 06/15/2015..............................       62,309
   50,000   Tennessee Valley Authority
              6.00%, 03/15/2013...............................       53,651
                                                                -----------
                                                                    127,960
                                                                -----------
            U.S. TREASURY SECURITIES -- 15.0%
  207,175   3.50% 2010 H......................................      200,393
  604,075   3.875% 2007 -- 2010 H[ ]..........................      596,793
   96,850   4.125% 2015 H.....................................       94,728
  124,500   4.25% 2010 -- 2015 H..............................      123,464
  236,825   4.375% 2010 H.....................................      237,010
  151,900   6.25% 2023 H......................................      181,390
                                                                -----------
                                                                  1,433,778
                                                                -----------
            Total U.S. government securities
              (cost $1,561,644)...............................  $ 1,561,738
                                                                -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
U.S. GOVERNMENT AGENCIES -- 2.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$  13,250   2.50% 2013........................................  $    12,799
   62,700   5.50% 2036 +......................................       62,112
                                                                -----------
                                                                     74,911
                                                                -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
   20,472   5.00% 2019........................................       20,262
        1   9.00% 2021........................................            2
                                                                -----------
                                                                     20,264
                                                                -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.5%
   10,694   5.00% 2033 -- 2034................................       10,565
   12,640   6.00% 2024 -- 2035................................       12,957
    5,058   6.50% 2026 -- 2035................................        5,297
   19,164   7.00% 2026 -- 2032................................       20,122
      168   7.50% 2021........................................          177
    3,265   8.00% 2026 -- 2031................................        3,497
      202   9.00% 2016 -- 2023................................          218
                                                                -----------
                                                                     52,833
                                                                -----------
            OTHER GOVERNMENT AGENCIES -- 1.0%
   67,200   Residential Funding Corp.
              4.25%, 04/15/2014 Z.............................       46,092
   36,046   Postal Square LP
              8.95%, 06/15/2022...............................       46,146
                                                                -----------
                                                                     92,238
                                                                -----------
            Total U.S. government agencies
              (cost $236,800).................................  $   240,246
                                                                -----------
            Total long-term investments
              (cost $8,800,886)...............................  $ 9,321,672
                                                                -----------
SHORT-TERM INVESTMENTS -- 27.3%
            REPURCHASE AGREEMENTS -- 2.2%
$ 100,348   Banc of America Securities TriParty Joint
              Repurchase Agreement
              4.30%, 01/03/2006...............................  $   100,348
    3,025   Deutsche Bank Securities Joint Repurchase
              Agreement
              4.29%, 01/03/2006...............................        3,025
    6,186   Deutsche Bank Securities TriParty Joint Repurchase
              Agreement
              4.27%, 01/03/2006...............................        6,186
   30,929   Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement
              4.27%, 01/03/2006...............................       30,929
   72,168   UBS Securities Joint Repurchase Agreement
              4.33%, 01/03/2006...............................       72,168
                                                                -----------
                                                                    212,656
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.1%
2,390,917   BNY Institutional Cash Reserve Fund...............  $ 2,390,917
                                                                -----------
            Total short-term investments
              (cost $2,603,573)...............................  $ 2,603,573
                                                                -----------
            Total investments in securities
              (cost $11,404,459) O............................  $11,925,245
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.18% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $11,444,357 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $574,203
      Unrealized depreciation........................   (93,315)
                                                       --------
      Net unrealized appreciation....................  $480,888
                                                       ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $535,389, which represents 5.62% of total net assets.

 H   Security is partially on loan at December 31, 2005.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $106,380, which represents 1.12% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z   The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $61,990.

  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 12/31/2005
-----------                                                  ---------         --------         ----------         --------------
CBT 10 Year U.S. Treasury Note futures contracts                618              Long           March 2006              $457
                                                                                                                        ====

These contracts had a market value of $67,613 as of December 31, 2005.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $7,570          $7,617          01/04/06              $(47)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 10.5%
  45,994    Aluminum Corp. of China Ltd. IH...................  $    34,987
   1,019    Arch Coal, Inc. H.................................       80,995
   4,172    BHP Billiton Ltd. ADR H...........................      139,421
   2,894    Cameco Corp. H....................................      183,432
   3,624    Companhia Vale do Rio Doce ADR H..................      149,073
   4,990    Dow Chemical Co. .................................      218,666
   2,250    Freeport-McMoRan Copper & Gold, Inc. Class B H....      121,050
     885    Holcim Ltd. I.....................................       60,253
   1,768    Huntsman Corp. BH.................................       30,447
   1,557    Inco Ltd. B.......................................       67,821
   3,500    Lyondell Chemical Co. ............................       83,370
     867    OfficeMax, Inc. H.................................       21,980
   3,368    Rio Tinto plc I...................................      153,936
   2,521    Tek Cominco Ltd. Class B..........................      134,583
                                                                -----------
                                                                  1,480,014
                                                                -----------
            CAPITAL GOODS -- 6.5%
   1,806    3M Co. ...........................................      139,996
   4,118    Boeing Co. H......................................      289,227
   2,444    Caterpillar, Inc. ................................      141,184
   2,950    Ingersoll-Rand Co. Class A........................      119,100
   2,000    National Oilwell Varco, Inc. BH...................      125,400
   7,044    Xerox Corp. BH....................................      103,195
                                                                -----------
                                                                    918,102
                                                                -----------
            CONSUMER CYCLICAL -- 5.0%
     787    Centex Corp. .....................................       56,241
   4,475    Dollar General Corp. H............................       85,346
     643    eBay, Inc. B......................................       27,810
   3,739    Federated Department Stores, Inc. ................      247,975
     410    Newell Rubbermaid, Inc. H.........................        9,759
   5,348    Toyota Motor Corp. I..............................      279,385
                                                                -----------
                                                                    706,516
                                                                -----------
            CONSUMER STAPLES -- 2.3%
   2,666    Archer Daniels Midland Co. .......................       65,751
   3,650    Bunge Ltd. H......................................      206,604
   1,007    Procter & Gamble Co. .............................       58,261
                                                                -----------
                                                                    330,616
                                                                -----------
            ENERGY -- 8.5%
   3,103    Canadian Natural Resources........................      153,966
   3,121    ConocoPhillips....................................      181,592
   2,268    Halliburton Co. ..................................      140,494
   1,395    Nabors Industries Ltd. B..........................      105,675
   1,250    Occidental Petroleum Corp. .......................       99,850
   1,367    Valero Energy Corp. ..............................       70,527
   4,193    Weatherford International Ltd. B..................      151,779
   6,629    XTO Energy, Inc. H................................      291,296
                                                                -----------
                                                                  1,195,179
                                                                -----------
            FINANCE -- 26.8%
   4,597    ACE Ltd. .........................................      245,680
  10,119    Akbank T.A.S I....................................       81,941

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE  -- (CONTINUED)
     895    American Capital Strategies Ltd. H................  $    32,401
   4,345    American International Group, Inc. ...............      296,433
      70    Archstone-Smith Trust H...........................        2,916
   1,900    Assurant, Inc. ...................................       82,631
   2,500    Capital One Financial Corp. H.....................      216,000
 139,575    China Life Insurance Co., Ltd. B IH...............      123,044
   3,464    Citigroup, Inc. ..................................      168,084
   2,467    Countrywide Financial Corp. ......................       84,343
   1,085    European Capital Limited Private Placement VIW....       12,851
     554    Federal Home Loan Mortgage Corp. .................       36,184
   1,100    General Growth Properties, Inc. ..................       51,689
   2,670    Genworth Financial, Inc. .........................       92,341
   1,806    Goldman Sachs Group, Inc. H.......................      230,606
  10,284    ICICI Bank Ltd. B M...............................      132,666
     609    iStar Financial, Inc. H...........................       21,725
   5,773    MBNA Corp. .......................................      156,787
      11    Mitsubishi UFJ Financial Group, Inc. I............      143,831
   1,866    Muenchener Rueckversicherungs-Gesellschaft AG
              IH..............................................      252,902
     419    ORIX Corp. IH.....................................      106,673
   5,741    Reliance Zero B MI................................      113,506
     497    Shinsei Bank Ltd. I...............................        2,881
   1,050    State Street Corp. H..............................       58,212
     973    UBS AG H..........................................       92,619
   3,000    Uniao de Bancos Brasileiros S.A. GDR H............      190,710
  37,363    UniCredito Italiano S.p.A. IH.....................      257,576
   4,742    Washington Mutual, Inc. ..........................      206,290
   3,603    Wellpoint, Inc. B.................................      287,514
                                                                -----------
                                                                  3,781,036
                                                                -----------
            HEALTH CARE -- 6.4%
     835    Amgen, Inc. B.....................................       65,848
   4,000    AstraZeneca plc ADR H.............................      194,400
   4,289    Lilly (Eli) & Co. ................................      242,709
   1,233    McKesson Corp. ...................................       63,595
   1,348    Omnicare, Inc. H..................................       77,133
   1,000    Sanofi-Aventis S.A. IH............................       87,547
   3,968    Teva Pharmaceutical Industries Ltd. ADR H.........      170,646
                                                                -----------
                                                                    901,878
                                                                -----------
            SERVICES -- 8.4%
      30    Harvey Weinstein Master L.P. VI...................       29,800
   6,667    Hilton Hotels Corp. H.............................      160,749
   1,355    Lamar Advertising Co. BH..........................       62,529
   5,524    News Corp. Class A................................       85,900
     997    Opap S.A. I.......................................       34,358
     860    Opap S.A. B I.....................................       29,645
     459    Pixar Animation Studios B.........................       24,188
   3,202    Starwood Hotels & Resorts Worldwide, Inc. B.......      204,505
   9,737    Time Warner, Inc. ................................      169,806
   3,097    US Airways Group, Inc. BV.........................      103,523
   6,276    Walt Disney Co. H.................................      150,429

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK  -- (CONTINUED)
            SERVICES  -- (CONTINUED)
   8,496    WPP Group plc I...................................  $    91,915
   1,541    XM Satellite Radio Holdings, Inc. Class A BH......       42,028
                                                                -----------
                                                                  1,189,375
                                                                -----------
            TECHNOLOGY -- 20.4%
   1,679    Adobe Systems, Inc. ..............................       62,052
   4,789    America Movil S.A. de C.V. ADR H..................      140,123
     814    Analog Devices, Inc. H............................       29,213
   8,242    AT&T, Inc. .......................................      201,839
   7,500    Cisco Systems, Inc. B.............................      128,400
  17,107    Citigroup Global Certificate -- Bharti
              Televentures B M I..............................      131,360
   2,473    Cognex Corp. H....................................       74,419
   8,261    Corning, Inc. B...................................      162,417
     792    First Data Corp. .................................       34,060
  10,686    General Electric Co. .............................      374,527
      71    Google, Inc. B....................................       29,538
   4,109    Hewlett-Packard Co. ..............................      117,635
  14,161    Hon Hai Precision Industry Co., Ltd. I............       77,811
   1,462    International Business Machines Corp. ............      120,176
     139    Lockheed Martin Corp. ............................        8,864
   1,863    Mercury Interactive Corp. BH......................       51,784
   8,084    Microsoft Corp. ..................................      211,394
     391    Mobile Telesystems OJSC ADR.......................       13,671
     617    Samsung Electronics Co., Ltd. IH..................      396,898
  13,844    Sprint Nextel Corp. ..............................      323,405
   3,623    Turkcell Iletisim Hizmet ADR H....................       55,654
   3,400    Yahoo!, Inc. B....................................      133,228
                                                                -----------
                                                                  2,878,468
                                                                -----------
            TRANSPORTATION -- 2.6%
   1,486    ACE Aviation Holdings, Inc. B.....................       48,587
 106,729    Air China Ltd. BI.................................       34,012
     814    Carnival Corp. ...................................       43,530
   4,283    Royal Caribbean Cruises Ltd. H....................      192,969
   4,529    Ryanair Holdings M I..............................       44,506
                                                                -----------
                                                                    363,604
                                                                -----------
            UTILITIES -- 1.2%
     903    E.On AG I.........................................       93,320
   1,350    Exelon Corp. .....................................       71,755
                                                                -----------
                                                                    165,075
                                                                -----------
            Total common stock
              (cost $11,715,119)..............................  $13,909,863
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.7%
            REPURCHASE AGREEMENTS -- 0.9%
 $58,347    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    58,347

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            REPURCHASE AGREEMENTS  -- (CONTINUED)
 $ 1,759    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................  $     1,759
   3,597    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................        3,597
  17,984    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       17,983
  41,962    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................       41,962
                                                                -----------
                                                                    123,648
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.8%
 817,701    Navigator Prime Portfolio.........................      817,701
                                                                -----------
PRINCIPAL
 AMOUNT
---------
 $ 1,012    U.S. Treasury Bonds,
              5.50%, 08/15/2028...............................        1,161
                                                                -----------
                                                                    818,862
                                                                -----------
            Total short-term investments
              (cost $942,510).................................  $   942,510
                                                                -----------
            Total investments in securities
              (cost $12,657,629) O............................  $14,852,373
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 31.98% of total net assets at December 31, 2005.

O At December 31, 2005, the cost of securities for federal income tax purposes was $12,662,591 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $2,323,321
      Unrealized depreciation.......................    (133,539)
                                                      ----------
      Net unrealized appreciation...................  $2,189,782
                                                      ==========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $2,674,938, which represents 18.96% of total net assets.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      10/2005 --   1,085      European Capital Limited
      12/2005                 Private Placement -- Reg
                              D                          $13,096
      10/2005         30      Harvey Weinstein Master
                              L.P. -- Reg D               29,800
      5/2005 --    3,097      US Airways Group,
      10/2005                 Inc. -- Reg D               50,264

     The aggregate value of these securities at December 31, 2005 was $146,174, which represents 1.04% of total net assets.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $422,038, which represents 2.99% of total net assets.
  W As of December 31, 2005 the Fund has future commitments to purchase an additional 3,315 shares in the amount of $33,150 EURO.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                    COUNTRY                        NET ASSETS
---------------------------------------------------------------
Australia                                               1.0%
---------------------------------------------------------------
Brazil                                                  2.4
---------------------------------------------------------------
Canada                                                  4.2
---------------------------------------------------------------
China                                                   1.4
---------------------------------------------------------------
France                                                  0.6
---------------------------------------------------------------
Germany                                                 2.5
---------------------------------------------------------------
Greece                                                  0.6
---------------------------------------------------------------
India                                                   1.7
---------------------------------------------------------------
Ireland                                                 0.3
---------------------------------------------------------------
Israel                                                  1.2
---------------------------------------------------------------
Italy                                                   1.8
---------------------------------------------------------------
Japan                                                   3.8
---------------------------------------------------------------
Luxembourg                                              0.9
---------------------------------------------------------------
Mexico                                                  1.0
---------------------------------------------------------------
Russia                                                  0.1
---------------------------------------------------------------
South Korea                                             2.8
---------------------------------------------------------------
Switzerland                                             1.1
---------------------------------------------------------------
Taiwan                                                  0.6
---------------------------------------------------------------
Turkey                                                  1.0
---------------------------------------------------------------
United Kingdom                                          3.1
---------------------------------------------------------------
United States                                          66.5
---------------------------------------------------------------
Short-Term Investments                                  6.7
---------------------------------------------------------------
Other Assets & Liabilities                             (5.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------          --------          --------------
Hong Kong Dollar                                Buy             $3,764          $3,764            01/03/06              $--
Hong Kong Dollar                                Buy               653              653            01/04/06               --
Japanese Yen                                    Buy               492              495            01/04/06               (3)
Japanese Yen                                    Buy             1,275            1,278            01/04/06               (3)
Japanese Yen                                    Buy               435              435            01/06/06               --
                                                                                                                        ---
                                                                                                                        $(6)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 8.5%
   3,517    Alcoa, Inc. H.....................................  $  104,004
     454    Bowater, Inc. H...................................      13,938
   1,170    Companhia Vale do Rio Doce ADR....................      48,120
   3,120    DuPont (E.I.) de Nemours & Co. H..................     132,601
   2,101    International Paper Co. H.........................      70,615
   1,203    Kimberly-Clark Corp. H............................      71,777
     373    Rio Tinto plc ADR.................................      68,108
     932    Rohm & Haas Co. ..................................      45,113
                                                                ----------
                                                                   554,276
                                                                ----------
            CAPITAL GOODS -- 6.7%
     593    Caterpillar, Inc. H...............................      34,269
   1,102    Deere & Co. ......................................      75,044
     778    General Dynamics Corp. ...........................      88,674
   1,136    Parker-Hannifin Corp. H...........................      74,957
   1,174    Pitney Bowes, Inc. ...............................      49,618
     826    United Technologies Corp. ........................      46,154
   4,247    Xerox Corp. B.....................................      62,211
                                                                ----------
                                                                   430,927
                                                                ----------
            CONSUMER CYCLICAL -- 4.2%
     758    Avery Dennison Corp. .............................      41,906
   1,790    Family Dollar Stores, Inc. H......................      44,374
     495    Genuine Parts Co. ................................      21,718
   1,453    Ltd. Brands, Inc. ................................      32,472
   2,766    McDonald's Corp. .................................      93,280
     812    Wal-Mart Stores, Inc. ............................      37,988
                                                                ----------
                                                                   271,738
                                                                ----------
            CONSUMER STAPLES -- 7.4%
   1,649    Altria Group, Inc. ...............................     123,198
     235    Bunge Ltd. H......................................      13,309
   1,792    Coca-Cola Co. ....................................      72,219
     262    Colgate-Palmolive Co. ............................      14,371
     827    General Mills, Inc. ..............................      40,763
   1,575    Procter & Gamble Co. .............................      91,185
   1,424    Tyson Foods, Inc. Class A H.......................      24,347
   1,474    Weyerhaeuser Co. H................................      97,785
                                                                ----------
                                                                   477,177
                                                                ----------
            ENERGY -- 15.9%
     639    Anadarko Petroleum Corp. .........................      60,536
   1,520    BP plc ADR H......................................      97,589
   2,936    Chevron Corp. H...................................     166,688
   1,075    ConocoPhillips....................................      62,520
   2,106    EnCana Corp. H....................................      95,096
   3,888    Exxon Mobil Corp. ................................     218,393
     181    Occidental Petroleum Corp. H......................      14,482
   1,558    Royal Dutch Shell plc.............................      95,808
     612    Schlumberger Ltd. H...............................      59,407
   1,264    Total S.A. ADR H..................................     159,744
                                                                ----------
                                                                 1,030,263
                                                                ----------
            FINANCE -- 17.9%
     972    ACE Ltd. .........................................      51,949
   1,406    American International Group, Inc. ...............      95,918

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE  -- (CONTINUED)
   3,566    Bank of America Corp. H...........................  $  164,589
   3,762    Citigroup, Inc. ..................................     182,583
   1,057    Federal Home Loan Mortgage Corp. .................      69,049
   1,344    JP Morgan Chase & Co. ............................      53,361
   1,204    Marsh & McLennan Cos., Inc. ......................      38,236
     916    MBIA, Inc. H......................................      55,119
   2,309    MBNA Corp. .......................................      62,718
   1,266    Merrill Lynch & Co., Inc. ........................      85,719
     989    Metlife, Inc. ....................................      48,481
     597    PNC Financial Services Group, Inc. ...............      36,894
   1,350    State Street Corp. H..............................      74,866
     318    Swiss Reinsurance ADR.............................      23,233
   1,577    Synovus Financial Corp. ..........................      42,584
     826    UBS AG H..........................................      78,622
                                                                ----------
                                                                 1,163,921
                                                                ----------
            HEALTH CARE -- 8.6%
   3,024    Abbott Laboratories...............................     119,224
   1,114    AstraZeneca plc ADR...............................      54,144
     706    Baxter International, Inc. .......................      26,592
   1,696    Bristol-Myers Squibb Co. H........................      38,965
   2,189    Lilly (Eli) & Co. H...............................     123,876
     299    Novartis AG ADR...................................      15,676
     784    Pfizer, Inc. .....................................      18,286
   4,776    Schering-Plough Corp. H...........................      99,571
   1,354    Wyeth.............................................      62,379
                                                                ----------
                                                                   558,713
                                                                ----------
            SERVICES -- 5.6%
   1,000    Accenture Ltd. Class A............................      28,879
     589    CBS Corp. Class B.................................      15,023
   1,747    Comcast Corp. Class A BH..........................      45,359
   1,124    Comcast Corp. Special Class A BH..................      28,863
     239    Harrah's Entertainment, Inc. .....................      17,067
   1,207    New York Times Co. Class A H......................      31,920
   4,306    Time Warner, Inc. ................................      75,095
     589    Viacom, Inc. Class B B............................      24,244
     805    Warner Music Group Corp. .........................      15,508
   2,735    Waste Management, Inc. ...........................      82,992
                                                                ----------
                                                                   364,950
                                                                ----------
            TECHNOLOGY -- 14.3%
   5,290    AT&T, Inc. H......................................     129,547
     897    BellSouth Corp. H.................................      24,306
   1,692    EMC Corp./Massachusetts B.........................      23,046
     452    Emerson Electric Co. .............................      33,772
   1,018    First Data Corp. .................................      43,763
   4,838    General Electric Co. .............................     169,582
   1,534    International Business Machines Corp. ............     126,062
      77    Lockheed Martin Corp. ............................       4,919
   4,385    Microsoft Corp. ..................................     114,665
   3,799    Motorola, Inc. ...................................      85,817
   2,739    Sprint Nextel Corp. H.............................      63,974
   1,875    Verizon Communications, Inc. H....................      56,482
     589    Whirlpool Corp. H.................................      49,301
                                                                ----------
                                                                   925,236
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 3.5%
   1,734    CSX Corp. H.......................................  $   88,045
   2,936    Southwest Airlines Co. ...........................      48,232
   1,091    Union Pacific Corp. ..............................      87,820
                                                                ----------
                                                                   224,097
                                                                ----------
            UTILITIES -- 5.2%
     849    Dominion Resources, Inc. H........................      65,535
   2,208    Exelon Corp. H....................................     117,345
   1,739    FPL Group, Inc. ..................................      72,289
     865    Pinnacle West Capital Corp. ......................      35,772
   1,081    Progress Energy, Inc. H...........................      47,482
                                                                ----------
                                                                   338,423
                                                                ----------
            Total common stock
              (cost $5,416,941)...............................  $6,339,721
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 17.5%
            REPURCHASE AGREEMENT -- 2.4%
$ 72,449    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $   72,449
   2,184    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................       2,184
   4,466    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................       4,466
  22,330    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................      22,330
  52,104    UBS Securities Joint Repurchase Agreement,
              4.33%, 01/03/2006...............................      52,104
                                                                ----------
                                                                   153,533
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 15.1%
 978,911    BNY Institutional Cash Reserve Fund...............  $  978,911
                                                                ----------
            Total short-term investments (cost $1,132,444)....  $1,132,444
                                                                ----------
            Total investments in securities (cost $6,549,385)
              O...............................................  $7,472,165
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.35% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $6,558,550 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $1,039,479
      Unrealized depreciation.......................    (125,864)
                                                      ----------
      Net unrealized appreciation...................  $  913,615
                                                      ==========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 1.5%
  2,700     Santos Ltd. I.....................................  $   24,228
                                                                ----------
            AUSTRIA -- 1.1%
    426     Wienerberger AG IH................................      16,982
                                                                ----------
            BRAZIL -- 1.4%
    537     Companhia Vale do Rio Doce ADR....................      22,100
                                                                ----------
            CANADA -- 2.7%
    598     Alcan, Inc. ......................................      24,561
    176     Cameco Corp. H....................................      11,125
    170     Canadian Pacific Railway Ltd. H...................       7,107
                                                                ----------
                                                                    42,793
                                                                ----------
            CHINA -- 0.7%
 21,176     China Petroleum & Chemical Corp. Class H I........      10,552
                                                                ----------
            DENMARK -- 0.7%
    210     Carlsberg A/S Class B IH..........................      11,261
                                                                ----------
            FRANCE -- 13.8%
    274     Cie Generale d'Optique Essilor International S.A.
              IH..............................................      22,134
    223     CNP Assurances I..................................      17,567
    671     Credit Agricole S.A. I............................      21,103
     98     Electricite De France BH..........................       3,753
    249     Electricite De France BH..........................       9,391
    251     LVMH Moet Hennessy Louis Vuitton S.A. IH..........      22,280
    388     PSA Peugeot Citroen IH............................      22,314
    334     Sanofi-Aventis S.A. IH............................      29,241
    236     Total S.A. IH.....................................      59,597
     76     Unibail I.........................................      10,152
                                                                ----------
                                                                   217,532
                                                                ----------
            GERMANY -- 1.9%
    289     E.On AG I.........................................      29,820
                                                                ----------
            GREECE -- 0.8%
    300     Opap S.A. I.......................................      10,352
     46     Opap S.A. BI......................................       1,572
                                                                ----------
                                                                    11,924
                                                                ----------
            HONG KONG -- 2.8%
  2,023     Esprit Holdings Ltd. I............................      14,350
  4,614     Hong Kong Exchanges & Clearing Ltd. I.............      19,131
  1,126     Sun Hung Kai Properties Ltd. I....................      10,936
                                                                ----------
                                                                    44,417
                                                                ----------
            HUNGARY -- 0.2%
     29     Mol Magyr Olaj-Es Gazipari I......................       2,729
                                                                ----------
            INDIA -- 1.0%
    233     Infosys Technologies Ltd. I.......................      15,492
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            IRELAND -- 1.1%
    513     Ryanair Holdings plc BI...........................  $    4,989
    212     Ryanair Holdings plc ADR BH.......................      11,853
                                                                ----------
                                                                    16,842
                                                                ----------
            ITALY -- 5.4%
  5,889     Banca Intesa S.p.A. I.............................      31,226
  1,032     Geox S.p.A. I.....................................      11,354
    144     Tod's S.p.A. I....................................       9,694
  4,817     UniCredito Italiano S.p.A. I......................      33,210
                                                                ----------
                                                                    85,484
                                                                ----------
            JAPAN -- 21.8%
    304     Astellas Pharma, Inc. I...........................      11,865
    209     Canon, Inc. I.....................................      12,263
    462     Daiichi Sankyo Co., Ltd. B........................       8,910
      3     East Japan Railway Co. I..........................      23,806
    412     Eisai Co., Ltd. I.................................      17,370
    414     Electric Power Development Co. Ltd. IH............      14,187
    301     Japan Petroleum Exploration Co., Ltd. I...........      18,963
      1     Japan Tobacco, Inc. IH............................      18,218
  3,141     Mitsubishi Heavy Industries I.....................      13,878
      2     Mitsubishi UFJ Financial Group, Inc. I............      29,905
      4     Nippon Telegraph & Telephone Corp. I..............      19,047
  2,798     Obayashi Corp. I..................................      20,552
    287     Promise Co., Ltd. I...............................      19,134
    440     Seven & I Holdings Co., Ltd. .....................      18,850
    636     Shinsei Bank Ltd. I...............................       3,687
    767     Shionogi & Co., Ltd. I............................      10,783
    500     Sony Corp. I......................................      20,402
    214     Takeda Pharmaceutical Co., Ltd. I.................      11,579
    355     Takefuji Corp. I..................................      24,130
    247     Terumo Corp. I....................................       7,308
    323     Toyota Motor Corp. I..............................      16,875
                                                                ----------
                                                                   341,712
                                                                ----------
            MEXICO -- 1.8%
    300     America Movil S.A. de C.V. ADR....................       8,781
  2,051     Grupo Televisa S.A. ..............................       8,199
  1,921     Walmart De Mexico.................................      10,660
                                                                ----------
                                                                    27,640
                                                                ----------
            NETHERLANDS -- 3.0%
  1,034     Koninklijke (Royal) Philips Electronics N.V. I....      32,128
  2,070     Koninklijke Ahold N.V. BI.........................      15,536
                                                                ----------
                                                                    47,664
                                                                ----------
            RUSSIA -- 0.5%
    246     Mobile Telesystems OJSC ADR.......................       8,617
                                                                ----------
            SINGAPORE -- 0.8%
  1,746     Singapore Airlines Ltd. I.........................      12,985
                                                                ----------
            SOUTH KOREA -- 1.2%
     30     Samsung Electronics Co., Ltd. I...................      19,183
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 3.7%
  2,320     Banco Bilbao Vizcaya Argentaria S.A. I............  $   41,422
  5,931     Iberia Lineas Aer De Espana I.....................      16,060
                                                                ----------
                                                                    57,482
                                                                ----------
            SWEDEN -- 1.3%
  6,050     Telefonaktiebolaget LM Ericsson I.................      20,847
                                                                ----------
            SWITZERLAND -- 10.9%
    538     Credit Suisse Group I.............................      27,408
    224     Nestle S.A. I.....................................      66,792
    147     Roche Holding AG I................................      22,059
    392     UBS AG I..........................................      37,225
     84     Zurich Financial Services AG I....................      17,929
                                                                ----------
                                                                   171,413
                                                                ----------
            TAIWAN -- 4.2%
    724     AU Optronics Corp. ADR............................      10,872
 10,766     Chi Mei Optoelectronics Corp. I...................      15,888
  1,341     Chunghwa Telecom Co., Ltd. ADR....................      24,604
 20,189     Yuanta Core Pacific Securities Co. I..............      14,042
                                                                ----------
                                                                    65,406
                                                                ----------
            UNITED KINGDOM -- 14.3%
    681     AstraZeneca plc I.................................      33,080
    823     Aviva plc I.......................................       9,975
  2,778     EMI Group plc I...................................      11,578
    882     Imperial Tobacco Group plc I......................      26,299
    926     Reckitt Benckiser plc I...........................      30,531
    590     Rio Tinto plc I...................................      26,957
    632     Royal Bank of Scotland Group plc I................      19,068
  1,744     Smiths Group plc I................................      31,395
  8,030     Vodafone Group plc I..............................      17,279
  1,645     WPP Group plc I...................................      17,800
                                                                ----------
                                                                   223,962
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            UNITED STATES -- 0.7%
    121     Schlumberger Ltd. ................................  $   11,765
                                                                ----------
            Total common stock
              (cost $1,384,585)...............................  $1,560,832
                                                                ----------
SHORT-TERM INVESTMENTS -- 5.4%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.4%
 85,429     BNY Institutional Cash Reserve Fund...............  $   85,429
                                                                ----------
            Total short-term investments
              (cost $85,429)..................................  $   85,429
                                                                ----------
            Total investments in securities
              (cost $1,470,014) O.............................  $1,646,261
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.60% of total net assets at December 31, 2005.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $1,359,684, which represents 86.55% of total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,470,675 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $190,929
      Unrealized depreciation........................   (15,343)
                                                       --------
      Net unrealized appreciation....................  $175,586
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                  DELIVERY          APPRECIATION
DESCRIPTION                      TRANSACTION         MARKET VALUE         CONTRACT AMOUNT           DATE           (DEPRECIATION)
-----------                      -----------         ------------         ---------------         --------         --------------
Canadian Dollar                     Sell                $1,209                $1,206              01/03/06              $ (3)
Canadian Dollar                     Sell                 2,127                 2,123              01/04/06                (4)
Canadian Dollar                     Sell                 1,084                 1,084              01/05/06                --
Swiss Francs                        Sell                 3,274                 3,267              01/03/06                (7)
Danish Krone                        Sell                 2,333                 2,333              01/03/06                --
Danish Krone                        Sell                   217                   217              01/04/06                --
Euro                                 Buy                 1,619                 1,618              01/04/06                 1
British Pound                       Sell                 1,293                 1,290              01/03/06                (3)
British Pound                       Sell                 1,146                 1,149              01/04/06                 3
Japanese Yen                         Buy                   191                   192              01/04/06                (1)
Japanese Yen                         Buy                 1,599                 1,602              01/05/06                (3)
Japanese Yen                         Buy                   174                   174              01/06/06                --
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Basic Materials                                         6.5%
---------------------------------------------------------------
Capital Goods                                           0.9
---------------------------------------------------------------
Consumer Cyclical                                       8.9
---------------------------------------------------------------
Consumer Staples                                        9.7
---------------------------------------------------------------
Energy                                                  6.6
---------------------------------------------------------------
Finance                                                26.1
---------------------------------------------------------------
Health Care                                            11.1
---------------------------------------------------------------
Services                                                3.2
---------------------------------------------------------------
Technology                                             16.3
---------------------------------------------------------------
Transportation                                          4.9
---------------------------------------------------------------
Utilities                                               5.1
---------------------------------------------------------------
Short-Term Investments                                  5.4
---------------------------------------------------------------
Other Assets & Liabilities                             (4.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            CONSUMER STAPLES -- 2.7%
 $21,700    Anz, Inc..........................................  4.25%   02/08/2006   $   21,604
  23,000    Stadshypotek AB...................................  4.37%   02/27/2006       22,843
                                                                                     ----------
                                                                                         44,447
                                                                                     ----------
            FINANCE -- 95.3%
  23,000    AIG...............................................  4.17%   03/17/2006       22,794
  23,000    Alliance & Leicester..............................  4.09%   02/06/2006       22,979
  23,000    Alliance & Leicester..............................  4.17%   01/09/2006       22,905
  23,190    American Express Credit Corp. G...................  4.54%   05/16/2006       23,208
  23,000    American Express Credit Corp. G...................  4.46%   12/15/2006       23,026
  23,000    American General Finance Corp.....................  4.36%   01/25/2006       22,937
  46,000    American Honda Finance Corp. MG...................  4.51%   08/15/2006       46,058
  23,000    Amsterdam Funding Corp............................  4.23%   01/26/2006       22,933
  23,000    Amsterdam Funding Corp............................  4.28%   01/05/2006       22,989
  23,000    Bank of America Corp..............................  4.37%   03/01/2006       22,837
  23,000    Bank of America Corp..............................  4.33%   03/13/2006       22,807
  23,000    Bank One Corp. G..................................  4.45%   08/11/2006       23,022
  23,000    Bank One Corp. G..................................  4.59%   02/27/2006       23,008
  23,000    Barton Capital Corp...............................  4.10%   01/10/2006       22,977
  21,800    Bear Stearns Co., Inc.............................  4.13%   01/17/2006       21,760
  26,100    Bear Stearns Co., Inc. G..........................  4.75%   06/19/2006       26,133
  21,700    Britannia Building Society........................  4.38%   02/08/2006       21,600
  23,000    Britannia Building Society........................  4.33%   02/14/2006       22,879
  23,000    Cafco.............................................  4.21%   02/01/2006       22,955
  23,000    Cafco.............................................  4.22%   01/18/2006       22,917
   8,700    Caterpillar Financial Services Corp. G............  4.13%   04/07/2006        8,702
  30,400    Caterpillar Financial Services Corp. G............  4.47%   03/03/2006       30,402
  26,000    Citibank NA.......................................  4.30%   02/15/2006       26,146
  21,500    Citigroup, Inc. G.................................  4.49%   05/19/2006       21,514
  40,000    Countrywide Financial Corp........................  4.28%   01/03/2006       39,990
  23,000    General Electric Co...............................  4.36%   03/16/2006       22,797
  23,000    General Electric Co...............................  4.21%   02/02/2006       22,915
  46,000    Goldman Sachs Group, Inc. G.......................  4.33%   08/01/2006       46,019
  23,000    Greenwich Capital Holdings, Inc. G................  4.25%   02/01/2006       23,000
  23,000    HBOS..............................................  4.36%   03/17/2006       22,794
  23,000    HBOS..............................................  4.46%   03/20/2006       22,780
  21,800    Household Financial Corp..........................  6.49%   01/24/2006       21,829
  23,000    HSBC Finance Corp.................................  4.11%   01/13/2006       22,969
  43,000    Lehman Brothers Holdings, Inc. G..................  4.21%   06/02/2006       43,017
  46,000    Merrill Lynch & Co. G.............................  4.23%   10/19/2006       46,030
  21,700    Morgan Stanley Dean Witter, Inc...................  6.08%   04/15/2006       21,788
  23,000    Morgan Stanley Dean Witter, Inc...................  4.43%   01/04/2006       22,992

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    Nationwide Building Society M.....................  4.16%   01/20/2006   $   22,950
  23,000    Nationwide Building Society M.....................  4.43%   03/09/2006       22,813
  23,000    Nordea NA.........................................  4.38%   04/03/2006       22,747
  23,000    Nordea NA.........................................  4.09%   01/12/2006       22,972
  23,000    Northern Rock plc.................................  4.22%   02/03/2006       22,912
  23,000    Northern Rock plc.................................  4.36%   03/14/2006       22,802
  23,000    Old Line Funding..................................  4.19%   01/05/2006       22,989
  23,000    Old Line Funding..................................  4.31%   02/07/2006       22,899
  23,000    Preferred Funding Corp............................  4.24%   01/25/2006       22,935
  23,000    Sheffield Receivables.............................  4.18%   01/06/2006       22,987
  20,900    SLM Corp. G.......................................  4.37%   04/25/2006       20,911
  46,000    Spintab AB........................................  4.13%   01/20/2006       45,901
  23,000    Toyota Motor Credit Corp..........................  4.32%   02/06/2006       22,901
  23,000    Toyota Motor Credit Corp..........................  4.17%   01/25/2006       22,937
  18,230    Triple A-1 Funding................................  4.32%   01/25/2006       18,178
  23,000    Triple A-1 Funding................................  4.31%   01/09/2006       22,978
  49,220    UBS Finance LLC...................................  4.19%   01/03/2006       49,209
  23,000    Washington Mutual Bank FA G.......................  4.50%   07/26/2006       23,000
  46,000    Wells Fargo & Co. G...............................  4.54%   03/03/2006       46,010
  23,000    Westpac Banking Corp..............................  4.42%   03/06/2006       22,821
  23,000    Westpac Banking Corp..............................  4.20%   01/31/2006       22,920
  23,000    Yorktown Capital..................................  4.34%   01/20/2006       22,947
  23,000    Yorktown Capital..................................  4.31%   01/20/2006       22,948
                                                                                     ----------
                                                                                      1,541,075
                                                                                     ----------
            TECHNOLOGY -- 1.7%
  27,900    Oracle Corp.......................................  4.39%   01/30/2006       27,802
                                                                                     ----------
            Total investments in securities
              (cost $1,613,324) O.............................                       $1,613,324
                                                                                     ==========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O  Also represents cost for federal tax purposes.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
       1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $91,821, which represents 5.68% of total net assets.

    G Variable rate securities; the yield reported is the rate in effect at December 31, 2005.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 6.0%
     148    Alliant Techsystems, Inc. B.......................  $   11,270
     168    Arch Coal, Inc. H.................................      13,390
      91    Eagle Materials, Inc. H...........................      11,157
     321    Intermagnetics General Corp. B....................      10,245
     510    Jarden Corp. BH...................................      15,368
     162    Martin Marietta Materials, Inc. ..................      12,403
                                                                ----------
                                                                    73,833
                                                                ----------
            CAPITAL GOODS -- 0.8%
     335    Moog, Inc. Class A B..............................       9,509
                                                                ----------
            CONSUMER CYCLICAL -- 9.6%
     211    Advance Auto Parts, Inc. B........................       9,149
   2,328    Corporacion GEO S.A. de C.V. B....................       8,210
     397    DSW, Inc. BH......................................      10,400
     330    GameStop Corp. Class A BH.........................      10,495
   1,141    Geox S.p.A. I.....................................      12,556
   2,901    Grupo Aeroportuario del Sureste S.A. de C.V. .....       9,338
     139    Panera Bread Co. Class A B........................       9,149
     324    Phillips-Van Heusen Corp. ........................      10,501
     183    Red Robin Gourmet Burgers, Inc. BH................       9,340
     302    Ross Stores, Inc. ................................       8,732
     248    Texas Roadhouse, Inc. B...........................       3,853
     376    Too, Inc. B.......................................      10,614
   3,001    Toyo Construction Co., Ltd. I.....................       5,632
                                                                ----------
                                                                   117,969
                                                                ----------
            CONSUMER STAPLES 0.5 %
     197    Peet's Coffee & Tea, Inc. BH......................       5,971
                                                                ----------
            ENERGY -- 4.9%
     328    Cabot Oil & Gas Corp. ............................      14,793
     186    Cheniere Energy, Inc. BH..........................       6,920
     390    Pride International, Inc. B.......................      12,006
     572    Range Resources Corp. ............................      15,068
     707    Singapore Petroleum Co., Ltd. I...................       2,022
     872    Stolt Offshore S.A. BI............................      10,192
                                                                ----------
                                                                    61,001
                                                                ----------
            FINANCE -- 18.3%
     945    Admiral Group plc I...............................       7,402
     175    Affiliated Managers Group, Inc. B.................      14,021
     358    Arch Capital Group Ltd. B.........................      19,576
     251    CB Richard Ellis Group, Inc. Class A B............      14,781
     236    Federated Investors, Inc. ........................       8,738
   2,321    Hong Kong Exchanges & Clearing Ltd. I.............       9,623
     157    IndyMac Bancorp, Inc. H...........................       6,136
     233    Intercontinentalexchange, Inc. B..................       8,481
     253    iShares Russell 2000 Growth Index Fund H..........      17,636
     362    LaSalle Hotel Properties..........................      13,281
   3,670    Link B............................................       6,958
   8,352    Melco International Development Ltd. I............       9,963
     598    Nasdaq Stock Market, Inc. BH......................      21,051
     120    National Financial Partners Corp. B...............       6,298
     542    Nuveen Investments, Inc. Class A..................      23,090

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      52    Oil Service HOLDRs Trust H........................  $    6,700
     237    Pirelli & C. Real Estate S.p.A. I.................      12,939
     270    ProAssurance Corp. B..............................      13,151
     261    Signature Bank B..................................       7,322
                                                                ----------
                                                                   227,147
                                                                ----------
            HEALTH CARE -- 13.5%
     457    Abgenix, Inc. B...................................       9,820
     462    Alkermes, Inc. BH.................................       8,828
     371    Amylin Pharmaceuticals, Inc. BH...................      14,817
     413    AtheroGenics, Inc. BH.............................       8,267
     323    Covance, Inc. B...................................      15,683
     412    Endo Pharmaceuticals Holdings, Inc. B.............      12,474
     568    eResearch Technology, Inc. B......................       8,581
     663    Exelixis, Inc. B..................................       6,249
     756    Human Genome Sciences, Inc. BH....................       6,467
     209    ICOS Corp. BH.....................................       5,771
     239    Kyphon, Inc. B....................................       9,743
     334    Medicines Co. B...................................       5,829
     254    Pharmaceutical Product Development, Inc. .........      15,745
     367    Salix Pharmaceuticals Ltd. B......................       6,454
     188    Schwarz Pharma AG IH..............................      11,956
     587    Symbion, Inc. B...................................      13,500
     271    Vertex Pharmaceuticals, Inc. B....................       7,493
                                                                ----------
                                                                   167,677
                                                                ----------
            SERVICES -- 11.8%
     257    Advisory Board Co. B..............................      12,269
   3,094    APN News & Media Ltd. IH..........................      10,863
     173    Bankrate, Inc. BH.................................       5,111
     146    Central European Media Enterprises Ltd. B.........       8,456
     163    CheckFree Corp. B.................................       7,473
     204    Corporate Executive Board Co. ....................      18,328
     286    Corrections Corp. of America B....................      12,872
     275    DreamWorks Animation SKG, Inc. B..................       6,746
   1,027    Foundry Networks, Inc. B..........................      14,183
     152    Jacobs Engineering Group, Inc. B..................      10,313
     289    Lamar Advertising Co. B...........................      13,312
     267    Stericycle, Inc. B................................      15,741
     190    Washington Group International, Inc. .............      10,078
                                                                ----------
                                                                   145,745
                                                                ----------
            TECHNOLOGY -- 25.5%
     324    Activision, Inc. B................................       4,451
     496    American Tower Corp. Class A B....................      13,428
     146    Canadian Satellite Radio Holdings, Inc. Class A...       1,850
     248    Cognos, Inc. B....................................       8,603
     670    Crown Castle International Corp. B................      18,019
   1,268    CSR plc BI........................................      20,421
   1,117    Entrust, Inc. B...................................       5,406
     384    Equinix, Inc. B...................................      15,656
     669    Evergreen Solar, Inc. H...........................       7,126
     277    F5 Networks, Inc. B...............................      15,854
     289    Hologic, Inc. B...................................      10,949
      48    IHS, Inc. Class A B...............................         991
     132    Itron, Inc. B.....................................       5,268

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     294    Logitech International S.A. B I...................  $   13,834
     291    Microsemi Corp. B.................................       8,044
     240    Millicom International Cellular S.A. .............       6,433
     234    NetFlix, Inc. B...................................       6,325
   1,568    Opsware, Inc. BH..................................      10,644
     807    Red Hat, Inc. B...................................      21,975
     957    Redback Networks, Inc. B..........................      13,461
     309    Salesforce.com, Inc. B............................       9,907
     295    SiRF Technology Holdings, Inc. B..................       8,779
       8    SKY Perfect Communications, Inc. I................       6,032
     270    SRA International, Inc. B.........................       8,239
     528    THQ, Inc. B.......................................      12,603
   1,148    UbiquiTel, Inc. B.................................      11,354
     960    Verifone Holdings, Inc. B.........................      24,288
     347    Verint Systems, Inc. B............................      11,959
     214    Websense, Inc. B..................................      14,015
                                                                ----------
                                                                   315,914
                                                                ----------
            TRANSPORTATION -- 5.7%
     237    Forward Air Corp. ................................       8,688
     771    GOL Linhas Aereas Inteligentes S.A. ADR H.........      21,761
     822    JetBlue Airways Corp. BH..........................      12,645
     755    Knight Transportation, Inc. ......................      15,656
     616    Werner Enterprises, Inc. .........................      12,139
                                                                ----------
                                                                    70,889
                                                                ----------
            UTILITIES -- 1.5%
     105    Q-Cells AG BH.....................................       6,127
     461    Suntech Power Holdings ADR BH.....................      12,570
                                                                ----------
                                                                    18,697
                                                                ----------
            Total common stock
              (cost $964,857).................................  $1,214,352
                                                                ----------
PREFERRED STOCKS -- 0.6%
            UTILITIES -- 0.6%
     164    NRG Energy, Inc. B................................  $    7,739
                                                                ----------
            Total preferred stocks
              (cost $7,727)...................................  $    7,739
                                                                ----------
            Total long-term investments
              (cost $972, 584)................................  $1,222,091
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 14.6%
            REPURCHASE AGREEMENTS -- 1.7%
 $10,166    Banc of America Securities TriParty Joint
              Repurchase Agreement, 4.30%, 01/03/2006.........  $   10,166
     306    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         306
     627    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         627
   3,133    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       3,133
   7,311    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................       7,311
                                                                ----------
                                                                    21,543
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.9%
 159,297    BNY Institutional Cash Reserve Fund...............     159,297
                                                                ----------
            Total short-term investments
              (cost $180,840).................................  $  180,840
                                                                ----------
            Total investments in securities
              (cost $1,153,424) O.............................  $1,402,931
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.08% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $1,155,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation...............................  $263,849
      Unrealized depreciation...............................   (16,015)
                                                              --------
      Net unrealized appreciation...........................  $247,834
                                                              ========

  B  Currently non-income producing.

  I The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2005, was $133,435, which represents 10.78% of total net assets.

  H  Security is partially on loan at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy              $321            $323           01/04/06              $(2)
Japanese Yen                                      Buy               303             304           01/05/06               (1)
Japanese Yen                                      Buy               105             105           01/06/06               --
                                                                                                                        ---
                                                                                                                        $(3)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
   1,084    Alcoa, Inc. ......................................  $   32,051
   1,470    Dow Chemical Co. .................................      64,429
     901    DuPont (E.I.) de Nemours & Co.H...................      38,292
     977    Rio Tinto plc I...................................      44,671
                                                                ----------
                                                                   179,443
                                                                ----------
            CAPITAL GOODS -- 4.7%
     434    3M Co. H..........................................      33,612
     527    Boeing Co. .......................................      37,002
   1,345    Caterpillar, Inc. H...............................      77,701
     750    Goodrich Corp. ...................................      30,825
     297    Illinois Tool Works, Inc. ........................      26,098
     671    Ingersoll-Rand Co. Class A........................      27,072
     996    Tyco International Ltd. H.........................      28,736
                                                                ----------
                                                                   261,046
                                                                ----------
            CONSUMER CYCLICAL -- 7.5%
   1,469    Best Buy Co., Inc. ...............................      63,863
   2,948    Dollar General Corp. .............................      56,218
   1,438    Federated Department Stores, Inc. ................      95,349
   4,843    Gap, Inc. ........................................      85,438
   1,490    Pulte Homes, Inc. ................................      58,639
   1,154    Toyota Motor Corp. I..............................      60,264
                                                                ----------
                                                                   419,771
                                                                ----------
            CONSUMER STAPLES -- 4.9%
     387    Altria Group, Inc. ...............................      28,917
   1,614    Archer Daniels Midland Co. .......................      39,809
   1,621    PepsiCo, Inc. ....................................      95,786
   1,870    Procter & Gamble Co. H............................     108,224
                                                                ----------
                                                                   272,736
                                                                ----------
            ENERGY -- 6.6%
   1,180    ConocoPhillips....................................      68,658
   2,102    Exxon Mobil Corp. H...............................     118,075
     463    Halliburton Co. H.................................      28,663
     342    Occidental Petroleum Corp. H......................      27,319
   2,690    Williams Cos., Inc. ..............................      62,337
   1,366    XTO Energy, Inc. H................................      60,026
                                                                ----------
                                                                   365,078
                                                                ----------
            FINANCE -- 23.2%
   2,326    American International Group, Inc. ...............     158,703
   2,180    Bank of America Corp. ............................     100,588
   2,884    Citigroup, Inc. H.................................     139,950
   1,965    E*Trade Financial Corp. B.........................      40,992
     851    Federal Home Loan Mortgage Corp. .................      55,619
   1,028    Federal National Mortgage Association.............      50,186
     406    General Growth Properties, Inc. ..................      19,063
     395    Goldman Sachs Group, Inc. ........................      50,382
   3,692    MBNA Corp. .......................................     100,275
     343    Medco Health Solutions, Inc. B....................      19,123
       4    Mitsubishi UFJ Financial Group, Inc. I............      48,302
     708    Muenchener Rueckversicherungs-Gesellschaft AG I...      95,943

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,019    St. Paul Travelers Cos., Inc. H...................  $   90,191
     999    State Street Corp. H..............................      55,385
   1,151    UBS AG............................................     109,508
  10,033    UniCredito Italiano S.p.A. I......................      69,162
     690    Washington Mutual, Inc. ..........................      30,024
     708    Wellpoint, Inc. B.................................      56,451
                                                                ----------
                                                                 1,289,847
                                                                ----------
            HEALTH CARE -- 13.0%
   2,276    Abbott Laboratories...............................      89,727
     854    Amgen, Inc. B.....................................      67,354
     530    AstraZeneca plc ADR...............................      25,772
   1,285    Cardinal Health, Inc. H...........................      88,323
   2,494    Lilly (Eli) & Co. ................................     141,147
   1,823    Medtronic, Inc. ..................................     104,962
   1,186    Quest Diagnostics, Inc. H.........................      61,045
   1,710    Sanofi-Aventis S.A. ADR H.........................      75,060
   3,338    Schering-Plough Corp. ............................      69,587
                                                                ----------
                                                                   722,977
                                                                ----------
            SERVICES -- 5.7%
   1,887    Accenture Ltd. Class A............................      54,469
     844    CBS Corp. Class B.................................      21,509
   2,381    Comcast Corp. Class A BH..........................      61,811
   1,942    News Corp. Class A................................      30,204
   1,296    Time Warner, Inc. ................................      22,597
     882    Viacom, Inc. Class B B............................      36,286
   1,443    Walt Disney Co. ..................................      34,596
   2,074    XM Satellite Radio Holdings, Inc.
              Class A BH......................................      56,565
                                                                ----------
                                                                   318,037
                                                                ----------
            TECHNOLOGY -- 26.3%
   1,087    American Tower Corp. Class A B....................      29,466
   3,685    Applied Materials, Inc. ..........................      66,111
   3,460    AT&T, Inc. H......................................      84,728
   6,008    Cisco Systems, Inc. B.............................     102,860
      --    Computer Associates International, Inc. ..........           1
   1,542    Corning, Inc. B...................................      30,322
     954    Dell, Inc. B......................................      28,598
     533    Electronic Arts, Inc. BH..........................      27,892
   1,723    EMC Corp./Massachusetts B.........................      23,467
   1,380    First Data Corp. H................................      59,362
   5,467    Flextronics International Ltd. BH.................      57,072
   6,634    General Electric Co. .............................     232,504
     472    International Business Machines Corp. ............      38,782
   1,649    Lexmark International, Inc. ADR B.................      73,929
     297    Mercury Interactive Corp. B.......................       8,248
   6,678    Microsoft Corp. ..................................     174,627
   3,262    Nokia Oyj ADR.....................................      59,700
     107    Samsung Electronics Co., Ltd. I...................      68,741
   1,215    Sony Corp. I......................................      49,603
      47    Sony Corp. ADR....................................       1,926
   5,819    Sprint Nextel Corp. ..............................     135,939

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   4,424    Taiwan Semiconductor Manufacturing Co., Ltd. ADR
              H...............................................  $   43,844
   1,502    Yahoo!, Inc. B....................................      58,841
                                                                ----------
                                                                 1,456,563
                                                                ----------
            TRANSPORTATION -- 2.1%
   1,659    Carnival Corp. H..................................      88,691
   1,805    Southwest Airlines Co.H...........................      29,651
                                                                ----------
                                                                   118,342
                                                                ----------
            UTILITIES -- 2.3%
     360    Dominion Resources, Inc. .........................      27,815
     420    E.On AG I.........................................      43,376
   1,023    Exelon Corp.H.....................................      54,362
                                                                ----------
                                                                   125,553
                                                                ----------
            Total common stock
              (cost $5,117,350)...............................  $5,529,393
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.9%
            REPURCHASE AGREEMENTS -- 0.3%
$  7,779    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              4.30%, 01/03/2006...............................  $    7,779
     234    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.29%, 01/03/2006...............................         234
     480    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              4.27%, 01/03/2006...............................         480
   2,398    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.27%, 01/03/2006...............................       2,398


PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
$  5,594    UBS Securities Joint Repurchase Agreement, 4.33%,
              01/03/2006......................................  $    5,594
                                                                ----------
                                                                    16,485
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.6%
 311,039    BNY Institutional Cash Reserve Fund...............     311,039
                                                                ----------
            Total short-term investments
              (cost $327,524).................................  $  327,524
                                                                ----------
            Total investments in securities
              (cost $5,444,874) O.............................  $5,856,917
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 14.32% of total net assets at December 31, 2005.

  O   At December 31, 2005, the cost of securities for federal income tax purposes was $5,485,344 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation........................  $437,527
     Unrealized depreciation........................   (65,954)
                                                      --------
     Net unrealized appreciation....................  $371,573
                                                      ========

  --  Currently non-income producing.

  I   The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December
      31, 2005, was $480,062, which represents 8.64% of total net assets.

 H    Security is partially on loan at December 31, 2005.

  U   See Note 2b of accompanying Notes to Financial Statements
     regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $6,804          $6,846          01/04/06              $(42)
                                                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005
(000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE U
----------                                                       ----------
COMMON STOCK -- 0.0%
             TECHNOLOGY -- 0.0%
        --   Ntelos, Inc. Warrants BV..........................  $       --
                                                                 ----------
             Total common stock
               (cost $1).......................................  $       --
                                                                 ----------
PREFERRED STOCKS -- 0.5%
             FINANCE -- 0.5%
       367   Goldman Sachs Group, Inc. B.......................  $    9,395
       384   HSBC USA, Inc.....................................       9,811
                                                                 ----------
             Total preferred stocks
               (cost $18,775)..................................  $   19,206
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.6%
             GENERAL OBLIGATIONS -- 0.6%
$    7,325   Oregon School Boards Association,
               4.76%, TaxablePension, 06/30/2028...............  $    6,935
    15,200   State of Illinois,
               5.10%, Taxable Pension, 06/01/2033..............      15,013
                                                                 ----------
                                                                     21,948
                                                                 ----------
             HOUSING (HFA'S, ETC.) -- 0.0%
       275   Industry Urban Development Agency/CA, 6.10%, DA
               05/01/2024......................................         286
                                                                 ----------
             MISCELLANEOUS -- 0.1%
     4,709   Mashantucket Western Pequot Revenue Bond,
               5.91%, 09/01/2021 M.............................       4,705
                                                                 ----------
             Total municipal bonds
               (cost $27,515)..................................  $   26,939
                                                                 ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- 13.2%
             FINANCE -- 12.5%
$    8,000   ACT Depositor Corp.,
               5.52%, 09/22/2041 MK............................  $    7,794
    10,900   ACT Depositor Corp.,
               5.52%, 09/22/2041 MK............................      10,357
   279,839   Banc of America Commercial Mortgage, Inc.,
               4.08%, 12/10/2042 W.............................       6,539
     2,695   Banc of America Commercial Mortgage, Inc.,
               4.43%, 11/10/2039...............................       2,592
    32,877   Banc of America Commercial Mortgage, Inc.,
               4.52%, 09/11/2036 MW............................       4,505
     4,200   Bank One Issuance Trust,
               4.77%, 02/16/2016...............................       4,071
     2,322   Bear Stearns Commercial Mortgage Securities, Inc.,
               2.96%, 08/13/2039...............................       2,234

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$   80,982   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.07%, 07/11/2042 W.............................  $    3,107
    63,681   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.12%, 11/11/2041 W.............................       2,051
   146,441   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.50%, 02/11/2041 MW............................       3,437
     2,017   California Infrastructure & Economic Development,
               6.38%, 09/25/2008...............................       2,033
     4,000   California Infrastructure PG&E,
               6.48%, 12/26/2009...............................       4,099
     5,040   Capital One Multi-Asset Execution Trust,
               3.50%, 02/17/2009...............................       5,020
    17,100   Capital One Prime Auto Receivables Trust,
               4.24%, 11/15/2007...............................      17,051
    18,575   Capital One Prime Multi-Asset Execution Trust,
               4.40%, 08/15/2011...............................      18,391
     8,240   Chase Credit Card Master Trust,
               5.50%, 11/17/2008...............................       8,272
    12,560   Citibank Credit Card Issuance Trust,
               5.00%, 06/10/2015...............................      12,321
     8,050   Citigroup Commercial Mortgage Trust,
               5.25%, 04/15/2040...............................       8,094
     3,350   Connecticut RRB Special Purpose Trust CL&P,
               6.21%, 12/30/2011...............................       3,514
     3,060   Conseco Finance Securitizations Corp.,
               5.79%, 05/01/2033...............................       3,062
     1,753   Countrywide Asset-Backed Certificates,
               5.46%, 05/25/2035...............................       1,731
     3,238   Credit Suisse First Boston Mortgage Securities
               Corp.,
               2.08%, 05/15/2038...............................       3,110
   252,046   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.39%, 07/01/2037 MW............................       7,845
     1,835   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.51%, 07/15/2037...............................       1,793
    15,300   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 04/15/2037...............................      14,941
     1,834   Credit Suisse First Boston Mortgage Securities
               Corp.,
               4.69%, 07/15/2037...............................       1,770
    15,000   GE Capital Commercial Mortgage Corp.,
               4.12%, 03/10/2040...............................      14,492
    15,300   GE Capital Commercial Mortgage Corp.,
               4.71%, 05/10/2043...............................      15,082
    72,946   GMAC Commercial Mortgage Securities, Inc.,
               4.10%, 12/10/2041 W.............................       1,991

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$  183,000   Goldman Sachs Mortgage Securities Corp. II,
               4.38%, 08/10/2038 MW............................  $    2,387
     9,655   Goldman Sachs Mortgage Securities Corp. II,
               4.60%, 08/10/2038...............................       9,531
    18,290   Goldman Sachs Mortgage Securities Corp. II,
               4.841%, 07/10/2039..............................      17,609
     1,110   Green Tree Financial Corp.,
               6.27%, 06/01/2030...............................       1,115
     2,062   Green Tree Financial Corp.,
               7.24%, 06/15/2028...............................       2,159
    19,075   Greenwich Capital Commercial Mortgage Trust,
               5.12%, 04/10/2037 K.............................      19,121
     3,960   Herd Trust,
               7.00%, 09/27/2034 M.............................       3,960
     2,570   Honda Auto Receivables Owner Trust,
               2.14%, 04/23/2007...............................       2,560
    66,249   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               3.68%, 01/15/2038 MW............................       2,406
   328,480   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.07%, 01/15/2042 W.............................       6,149
   711,443   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.82%, 08/12/2037 W.............................       3,560
    10,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.87%, 03/15/2046...............................       9,865
    11,736   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.91%, 07/15/2042...............................      11,339
     6,546   J.P. Morgan Chase Commercial Mortgage Securities
               Corp.,
               4.94%, 07/15/2042...............................       6,325
     7,675   LB-UBS Commercial Mortgage Trust,
               2.72%, 03/15/2007...............................       7,430
     9,261   LB-UBS Commercial Mortgage Trust,
               3.34%, 09/15/2027...............................       8,988
    17,000   LB-UBS Commercial Mortgage Trust,
               4.80%, 12/15/2029...............................      16,600
     7,472   Lehman Brothers Small Balance Commercial,
               5.22%, 09/25/2030...............................       7,498
     2,257   Long Beach Asset Holdings Corp.,
               4.12%, 02/25/2035 M.............................       2,249
    13,950   MBNA Credit Card Master Note Trust,
               4.50%, 01/15/2013...............................      13,898
    70,101   Merrill Lynch Mortgage Trust,
               3.96%, 09/12/2041 MW............................       2,631

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    1,834   Merrill Lynch Mortgage Trust,
               4.56%, 05/01/2043...............................  $    1,795
   258,913   Merrill Lynch Mortgage Trust,
               4.57%, 05/01/2043 W.............................       7,934
     1,834   Merrill Lynch Mortgage Trust,
               4.75%, 05/01/2043...............................       1,778
     4,010   Morgan Stanley Auto Loan Trust,
               5.00%, 03/15/2012 M.............................       3,973
    16,190   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................      16,248
     6,835   Morgan Stanley Capital I,
               7.66%, 04/30/2039 M.............................       7,001
    73,119   Morgan Stanley Dean Witter Capital I,
               0.457%, 08/25/2032 VW...........................          --
    12,359   Morgan Stanley Dean Witter Capital I,
               8.05%, 08/25/2032 VW............................         217
     2,759   Park Place Securities, Inc.,
               4.76%, 09/25/2034 K.............................       2,763
     1,597   Peco Energy Transition Trust,
               6.05%, 03/01/2009...............................       1,610
     8,350   Peco Energy Transition Trust,
               6.13%, 03/01/2009...............................       8,557
     3,775   Popular ABS Mortgage Pass-Through Trust,
               4.75%, 12/25/2034...............................       3,631
     3,180   Popular ABS Mortgage Pass-Through Trust,
               5.42%, 04/25/2035...............................       3,128
     6,625   Providian Gateway Master Trust,
               3.35%, 09/15/2011 M.............................       6,457
     8,150   Providian Gateway Master Trust,
               3.80%, 11/15/2011 M.............................       7,987
     4,670   Renaissance Home Equity Loan Trust,
               5.36%, 05/25/2035...............................       4,578
     3,250   Residential Asset Mortgage Products, Inc.,
               4.98%, 08/25/2034...............................       3,221
       977   Soundview Home Equity Loan Trust, Inc.,
               8.64%, 05/25/2030...............................         991
     1,237   USAA Auto Owner Trust,
               2.79%, 06/15/2007...............................       1,234
    63,433   Wachovia Bank Commercial Mortgage Trust,
               3.65%, 02/15/2041 MW............................       2,212
   257,725   Wachovia Bank Commercial Mortgage Trust,
               4.48%, 05/15/2044 MW............................       7,858
     1,835   Wachovia Bank Commercial Mortgage Trust,
               4.515%, 05/15/2044..............................       1,790
     1,828   Wachovia Bank Commercial Mortgage Trust,
               4.698%, 05/15/2044..............................       1,762

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE
BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    8,050   Wachovia Bank Commercial Mortgage Trust,
               4.72%, 01/15/2041...............................  $    7,907
    21,460   Wachovia Bank Commercial Mortgage Trust,
               5.274%, 10/02/2044..............................      21,637
                                                                 ----------
                                                                    474,948
                                                                 ----------
             TRANSPORTATION -- 0.2%
     4,982   Continental Airlines, Inc.,
               8.05%, 05/01/2022...............................       5,092
                                                                 ----------
             UTILITIES -- 0.6%
     4,740   Pacific Gas & Electric Energy Recovery Funding
               LLC,
               3.87%, 06/25/2011...............................       4,653
    18,470   PG&E Energy Recovery Funding LLC,
               5.03%, 03/25/2014...............................      18,585
                                                                 ----------
                                                                     23,238
                                                                 ----------
             Total asset & commercial mortgage backed
               securities
               (cost $511,876).................................  $  503,278
                                                                 ----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.3%
             BASIC MATERIALS -- 1.3%
$   12,140   Falconbridge Ltd.,
               7.25%, 07/15/2012...............................  $   13,191
     7,800   ICI Wilmington, Inc.,
               4.375%, 12/01/2008..............................       7,601
     6,750   Lubrizol Corp.,
               5.50%, 10/01/2014 H.............................       6,768
     7,995   Teck Cominco Ltd.,
               5.375%, 10/01/2015 H............................       7,892
     7,425   Vale Overseas Ltd.,
               8.25%, 01/17/2034...............................       8,548
     4,975   Westvaco Corp.,
               7.95%, 02/15/2031...............................       5,725
                                                                 ----------
                                                                     49,725
                                                                 ----------
             CAPITAL GOODS -- 0.2%
     6,000   Rockwell Automation, Inc.,
               6.70%, 01/15/2028...............................       6,964
             CONSUMER CYCLICAL -- 0.6%
    10,625   DaimlerChrysler N.A. Holding Corp.,
               4.875%, 06/15/2010..............................      10,374
     4,150   Foster's Finance Corp.,
               4.875%, 10/01/2014 M............................       3,991
     6,780   Masco Corp,
               5.88%, 07/15/2012...............................       6,877
                                                                 ----------
                                                                     21,242
                                                                 ----------
             CONSUMER STAPLES -- 0.1%
     4,780   Weyerhaeuser Co.,
               7.375%, 03/15/2032..............................       5,314

PRINCIPAL                                                          Market
 AMOUNT Y                                                         Value U
----------                                                       ----------
             ENERGY -- 2.0%
$    8,225   Consolidated Natural Gas Co.,
               5.375%, 11/01/2006..............................  $    8,248
     3,470   EnCana Corp.,
               6.30%, 11/01/2011...............................       3,705
     6,935   Enterprise Products Operating L.P.,
               4.625%, 10/15/2009..............................       6,764
     5,000   Lasmo (USA), Inc.,
               7.50%, 06/30/2006...............................       5,067
     8,770   Pioneer Natural Resources Co.,
               5.875%, 07/15/2016..............................       8,685
     3,561   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               3.44%, 09/15/2009 M.............................       3,437
    11,695   Ras Laffan Liquefied Natural Gas Co., Ltd.,
               5.30%, 09/30/2020 M.............................      11,599
     6,600   Schlumberger Ltd.,
               2.125%, 06/01/2023 H............................       8,547
     5,635   Transocean, Inc.,
               1.50%, 05/15/2021...............................       5,994
     3,635   Valero Energy Corp.,
               7.50%, 04/15/2032...............................       4,418
     2,160   Valero Energy Corp.,
               8.75%, 06/15/2030...............................       2,899
     3,120   XTO Energy, Inc.,
               5.00%, 01/31/2015 H.............................       3,053
     3,435   XTO Energy, Inc.,
               5.30%, 06/30/2015...............................       3,435
                                                                 ----------
                                                                     75,851
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.0%
CAD    200   Canadian Government Bond,
               7.25%, 06/01/2007...............................         180
CAD    200   Canadian Government Bond,
               9.00%, 03/01/2011...............................         213
EUR    250   Deutsche Bundesrepublik,
               4.50%, 07/04/2009...............................         311
     9,660   Fondo LatinoAmericano De Reservas,
               3.00%, 08/01/2006 M.............................       9,559
AUD    300   Italy,
               5.875%, 08/14/2008..............................         222
GBP 71,161   UK Treasury,
               4.75%, 09/07/2015...............................     128,698
     4,600   United Mexican States,
               4.625%, 10/08/2008..............................       4,543
     3,200   United Mexican States,
               5.875%, 01/15/2014..............................       3,312
       200   United Mexican States,
               7.50%, 04/08/2033...............................         237
     5,285   United Mexican States,
               8.125%, 12/30/2019..............................       6,487
        70   United Mexican States,
               9.875%, 01/15/2007..............................          74
     5,865   UnitedHealth Group, Inc.,
               4.125%, 08/15/2009 H............................       5,719
                                                                 ----------
                                                                    153,836
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- 9.1%
$      120   AB Spintab,
               7.50%, 08/14/2006 M.............................  $      122
     6,930   Aegon N.V.,
               5.75%, 12/15/2020...............................       7,035
       700   Aetna, Inc.,
               7.375%, 03/01/2006..............................         703
     6,350   Aetna, Inc.,
               7.875%, 03/01/2011..............................       7,121
     7,239   American Express Credit Corp.,
               5.30%, 12/02/2015...............................       7,274
     8,330   American General Finance Corp.,
               3.875%, 10/01/2009..............................       7,978
        75   Americo Life, Inc.,
               7.875%, 05/01/2013 M............................          78
     9,865   Ameriprise Financial, Inc.,
               5.65%, 11/15/2015...............................      10,025
    18,030   Amvescap plc,
               4.50%, 12/15/2009...............................      17,692
     9,035   AvalonBay Communities, Inc.,
               8.25%, 07/15/2008...............................       9,715
    11,160   BAE Systems Holdings, Inc.,
               5.20%, 08/15/2015 M.............................      10,936
       200   Bank of New York Institutional Capital,
               7.78%, 12/01/2026 M.............................         212
       125   Bank United,
               8.00%, 03/15/2009...............................         137
       150   Bankboston Capital Trust IV,
               5.06%, 06/08/2028 K.............................         145
     3,734   Bear Stearns & Co., Inc.,
               5.30%, 10/30/2015 H.............................       3,726
     5,800   Camden Property Trust,
               4.375%, 01/15/2010 H............................       5,610
       250   Centura Capital Trust I,
               8.845%, 06/01/2027 V............................         272
     6,500   CIT Group, Inc.,
               4.00%, 05/08/2008 H.............................       6,359
     5,740   CIT Group, Inc.,
               4.125%, 11/03/2009 H............................       5,549
     6,300   Credit Suisse First Boston USA, Inc.,
               6.50%, 01/15/2012...............................       6,740
     3,800   Duke Realty Corp.,
               5.25%, 01/15/2010...............................       3,807
     3,500   ERAC USA Finance Co.,
               5.60%, 05/01/2015 M.............................       3,485
     8,170   ERP Operating L.P.,
               6.58%, 04/13/2015...............................       8,876
       105   First Empire Capital Trust I,
               8.23%, 02/01/2027...............................         112
    16,705   Goldman Sachs Group, Inc.,
               5.25%, 04/01/2013...............................      16,729
     5,400   Humana, Inc.,
               7.25%, 08/01/2006...............................       5,452
     7,020   IIFC E-Capital Trust I,
               5.90%, 12/21/2065 MZ............................       7,048

PRINCIPAL                                                          Market
 AMOUNT Y                                                         Value U
----------                                                       ----------
             FINANCE -- (CONTINUED)
$    7,400   International Lease Finance Corp.,
               5.00%, 04/15/2010...............................  $    7,360
     9,500   J.P. Morgan Chase & Co.,
               5.125%, 09/15/2014 H............................       9,404
     8,450   J.P. Morgan Chase & Co.,
               5.25%, 05/01/2015 H.............................       8,404
     7,550   J.P. Morgan Chase & Co.,
               7.875%, 06/15/2010..............................       8,364
EUR    150   Landesbank Baden-Wurttemberg,
               3.25%, 05/08/2008...............................         179
     8,110   Liberty Mutual Group,
               6.50%, 03/15/2035 M.............................       7,912
        80   Lloyds TSB Bank plc,
               4.94%, 06/29/2049 K.............................          70
    12,375   Manufacturers and Traders Trust Co.,
               4.37%, 06/20/2006 K.............................      12,380
     9,540   Marsh & McLennan Co., Inc.,
               5.75%, 09/15/2015 H.............................       9,617
    13,920   MBNA Europe Funding plc,
               4.55%, 09/07/2005 MK............................      13,925
     6,575   Merrill Lynch & Co., Inc.,
               4.125%, 09/10/2009 H............................       6,380
     8,700   Mizuho Financial Group, Inc.,
               5.79%, 04/15/2014 M.............................       8,988
     7,380   Morgan Stanley,
               4.75%, 04/01/2014...............................       7,078
     6,391   National Rural Utilities Cooperative Finance
               Corp.,
               3.00%, 02/15/2006...............................       6,380
       100   National Westminster Bank,
               4.25%, 08/22/2049 K.............................          87
     7,100   Navistar Financial Corp. Owner Trust,
               3.53%, 10/15/2012...............................       6,858
     9,210   PHH Corp.,
               7.125%, 03/01/2013..............................       9,725
     4,200   PNC Funding Corp.,
               7.50%, 11/01/2009...............................       4,566
       200   Prudential Holdings, LLC,
               7.25%, 12/18/2023 M.............................         239
     4,798   Prudential Insurance Co. of America,
               6.375%, 07/23/2006 M............................       4,837
     8,300   Rabobank Capital Funding Trust III,
               5.25%, 12/29/2049 M.............................       8,138
        96   Regional Diversified Funding,
               9.25%, 03/15/2030 M.............................         114
     3,530   Resona Bank Ltd.,
               5.85%, 12/31/2049 M.............................       3,515
    10,700   Simon Property Group, Inc.,
               7.875%, 03/15/2016 M............................      12,515
       100   Southern Investments UK plc,
               6.80%, 12/01/2006...............................         101
     6,800   St. Paul Travelers Cos., Inc.,
               8.125%, 04/15/2010..............................       7,551
     7,340   Sumitomo Mitsui Banking,
               5.63%, 10/15/2015 M.............................       7,313

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$    3,995   SunTrust Banks, Inc.,
               6.00%, 02/15/2026...............................  $    4,198
     6,773   Textron Financial Corp.,
               5.875%, 06/01/2007 H............................       6,855
     2,882   Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 H.............................       2,835
     4,700   WellPoint, Inc.,
               6.80%, 08/01/2012...............................       5,128
                                                                 ----------
                                                                    349,673
                                                                 ----------
             HEALTH CARE -- 0.7%
     9,475   Cardinal Health, Inc.,
               5.85%, 12/15/2017 H.............................       9,638
    14,210   Genentech, Inc.,
               4.75%, 07/15/2015...............................      13,828
     2,484   Manor Care, Inc.,
               6.25%, 05/01/2013...............................       2,581
                                                                 ----------
                                                                     26,047
                                                                 ----------
             SERVICES -- 2.8%
     8,180   American Greetings Corp.,
               6.10%, 08/01/2028...............................       8,303
     5,370   Army Hawaii Family Housing,
               5.52%, 06/15/2050 M.............................       5,516
       500   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................         613
       100   Comcast Corp.,
               10.625%, 07/15/2012.............................         124
     3,800   FedEx Corp.,
               3.50%, 04/01/2009...............................       3,638
     3,000   Fiserv, Inc.,
               3.00%, 06/27/2008...............................       2,838
     1,801   Hilton Hotels Corp.,
               7.625%, 12/01/2012 H............................       1,942
     7,970   Hilton Hotels Corp.,
               8.25%, 02/15/2011 H.............................       8,734
     5,820   Marriott International,
               5.81%, 11/10/2015 M.............................       5,898
    13,310   News America Holdings, Inc.,
               7.70%, 10/30/2025...............................      15,272
    27,000   News America, Inc.,
               6.40%, 12/15/2035 M.............................      27,214
     4,025   TCI Communications, Inc.,
               8.75%, 08/01/2015...............................       4,877
     7,975   Tele-Communications, Inc.,
               7.875%, 08/01/2013..............................       9,014
     3,315   Viacom Inc,
               7.88%, 07/30/2030...............................       3,785
     7,165   WMX Technologies, Inc.,
               7.00%, 10/15/2006...............................       7,263
                                                                 ----------
                                                                    105,031
                                                                 ----------
             TECHNOLOGY -- 3.3%
     9,400   AT&T, Inc.,
               6.15%, 09/15/2034 H.............................       9,442

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             TECHNOLOGY -- (CONTINUED)
$    3,125   BellSouth Corp.,
               6.00%, 11/15/2034 H.............................  $    3,122
     7,300   British Sky Broadcasting plc,
               7.30%, 10/15/2006...............................       7,418
    12,600   Cingular Wireless Services, Inc.,
               8.75%, 03/01/2031...............................      16,693
    22,725   Cox Communications, Inc.,
               5.50%, 10/01/2015...............................      22,057
     5,690   Deutsche Telekom International Finance B.V.,
               8.50%, 06/15/2010...............................       6,451
       165   GTE Corp.,
               8.75%, 11/01/2021...............................         206
    18,775   Nextel Communications,
               5.95%, 03/15/2014...............................      18,873
     4,457   Raytheon Co.,
               4.50%, 11/15/2007...............................       4,419
     3,825   Raytheon Co.,
               6.55%, 03/15/2010...............................       4,030
     3,655   Raytheon Co.,
               8.30%, 03/01/2010...............................       4,094
     5,955   Telus Corp.,
               8.00%, 06/01/2011 H.............................       6,676
     4,045   Thomas & Betts Corp.,
               7.25%, 06/01/2013...............................       4,304
    16,610   Verizon Global Funding Corp.,
               5.85%, 09/15/2035 H.............................      16,007
     1,960   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................       2,330
     1,500   Verizon Maryland, Inc.,
               8.30%, 08/01/2031...............................       1,761
       125   Verizon Virginia, Inc.,
               4.625%, 03/15/2013 H............................         116
                                                                 ----------
                                                                    127,999
                                                                 ----------
             TRANSPORTATION -- 0.3%
     4,028   American Airlines, Inc.,
               6.98%, 04/01/2011...............................       4,153
     5,306   Continental Airlines, Inc.,
               6.70%, 06/15/2021...............................       5,172
       325   Roadway Corp.,
               8.25%, 12/01/2008...............................         347
                                                                 ----------
                                                                      9,672
                                                                 ----------
             UTILITIES -- 2.8%
     2,940   Buckeye Partners, L.P.,
               5.30%, 10/15/2014...............................       2,913
     6,550   Carolina Power & Light,
               5.25%, 12/15/2015...............................       6,542
     1,750   Centerior Energy Corp.,
               7.13%, 07/01/2007...............................       1,805
     6,110   Centerpoint Energy Resources Corp.,
               7.875%, 04/01/2013..............................       6,987
     7,475   Centerpoint Energy, Inc.,
               6.85%, 06/01/2015 H.............................       8,107

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$      125   Consolidated Edison, Inc.,
               7.75%, 06/01/2026...............................  $      129
     4,000   Consumers Energy Co.,
               5.15%, 02/15/2017...............................       3,822
     5,190   Consumers Energy Co.,
               5.375%, 04/15/2013..............................       5,152
     3,875   Detroit Edison Co.,
               6.125%, 10/01/2010..............................       4,042
     8,774   Dominion Resources, Inc.,
               4.82%, 09/28/2007 KH............................       8,778
     6,080   Duke Energy Corp.,
               3.75%, 03/05/2008...............................       5,938
     5,685   Empresa Nacional de Electricidad S.A.,
               8.625%, 08/01/2015 H............................       6,657
     6,720   FirstEnergy Corp.,
               6.45%, 11/15/2011...............................       7,123
     8,600   FPL Group Capital, Inc.,
               3.25%, 04/11/2006...............................       8,566
     1,475   Kansas Gas & Electric Co.,
               6.20%, 01/15/2006...............................       1,476
    15,960   Kinder Morgan Energy Partners L.P.,
               5.80%, 03/15/2035...............................      15,267
     3,100   Pacificorp,
               6.12%, 01/15/2006...............................       3,101
     4,890   Panhandle Eastern Pipeline,
               2.75%, 03/15/2007 H.............................       4,755
     4,150   Texas-New Mexico Power Co.,
               6.125%, 06/01/2008..............................       4,192
     1,400   Westar Energy, Inc.,
               5.15%, 01/01/2017...............................       1,362
       200   Yorkshire Power Finance,
               6.50%, 02/25/2008...............................         205
                                                                 ----------
                                                                    106,919
                                                                 ----------
             Total corporate bonds: investment grade
               (cost $1,048,197)...............................  $1,038,273
                                                                 ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- 6.9%
             BASIC MATERIALS -- 1.1%
$    1,815   Domtar, Inc.,
               7.875%, 10/15/2011 H............................  $    1,670
    12,210   International Steel Group, Inc.,
               6.50%, 04/15/2014 H.............................      12,210
     4,028   Plastipak Holdings, Inc.,
               8.50%, 12/15/2015 M.............................       4,068
    12,100   Potlatch Corp.,
               12.50%, 12/01/2009..............................      14,449
     9,711   Vedanta Resources plc,
               6.625%, 02/22/2010 M............................       9,447
                                                                 ----------
                                                                     41,844
                                                                 ----------
             CAPITAL GOODS -- 0.6%
    12,155   Bombardier, Inc.,
               6.30%, 05/01/2014 MH............................      10,636

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
             CAPITAL GOODS -- (CONTINUED)
$   11,410   L-3 Communications Corp.,
               3.00%, 08/01/2035 M.............................  $   11,282
                                                                 ----------
                                                                     21,918
                                                                 ----------
             CONSUMER CYCLICAL -- 0.8%
     6,610   Desarrolladora Homes S.A.,
               7.50%, 09/28/2015 M.............................       6,494
    24,710   Ford Motor Co.,
               7.45%, 07/16/2031 H.............................      16,803
     8,125   K. Hovnanian Enterprises,
               6.375%, 12/15/2014..............................       7,685
                                                                 ----------
                                                                     30,982
                                                                 ----------
             CONSUMER STAPLES -- 0.3%
    19,555   Tembec Industries, Inc.,
               7.75%, 03/15/2012 H.............................      10,462
                                                                 ----------
             ENERGY -- 0.3%
     7,300   El Paso CGP Co.,
               6.50%, 06/01/2008 H.............................       7,227
       220   Husky Oil Co.,
               8.90%, 08/15/2028...............................         236
     3,485   Sibneft,
               11.50%, 02/13/2007..............................       3,693
                                                                 ----------
                                                                     11,156
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.1%
     4,210   Republic Of Peru,
               7.35%, 07/21/2025...............................       4,147
                                                                 ----------
             FINANCE -- 1.7%
       680   American Real Estate Partners L.P.,
               7.125%, 02/15/2013 M............................         680
    37,620   Dow Jones,
               8.75%, 12/29/2010 M.............................      37,761
    27,990   General Motors Acceptance Corp.,
               6.875%, 09/15/2011..............................      25,525
     5,620   General Motors Acceptance Corp.,
               8.60%, 12/01/2012 Z.............................       3,197
                                                                 ----------
                                                                     67,163
                                                                 ----------
             HEALTH CARE -- 0.3%
     6,240   HCA, Inc.,
               6.375%, 01/15/2015 H............................       6,308
     4,935   HCA, Inc.,
               6.95%, 05/01/2012...............................       5,119
                                                                 ----------
                                                                     11,427
                                                                 ----------
             SERVICES -- 0.1%
     4,780   Liberty Media Corp.,
               8.25%, 02/01/2030 VH............................       4,684
                                                                 ----------
             TECHNOLOGY -- 1.3%
     7,672   AT&T Corp.,
               9.75%, 11/15/2031...............................       9,637
     7,475   Intelsat Bermuda Ltd.,
               8.70%, 01/15/2012 KMH...........................       7,596

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
$    3,185   Intelsat Ltd.,
               6.50%, 11/01/2013 H.............................  $    2,373
    14,437   MCI, Inc.,
               7.69%, 05/01/2009...............................      14,906
     5,100   Nextel Partners, Inc.,
               8.125%, 07/01/2011..............................       5,451
     5,845   Shaw Communications, Inc.,
               6.10%, 11/16/2012...............................       5,021
     3,660   Shaw Communications, Inc.,
               8.25%, 04/11/2010...............................       3,930
                                                                 ----------
                                                                     48,914
                                                                 ----------
             UTILITIES -- 0.3%
     4,150   NorthWestern Corp.,
               7.30%, 12/01/2006 M.............................       4,206
     5,095   Sierra Pacific Resources,
               6.75%, 08/15/2017 M.............................       5,070
       500   Tennessee Gas Pipeline Co.,
               7.50%, 04/01/2017...............................         535
                                                                 ----------
                                                                      9,811
                                                                 ----------
             Total corporate bonds: non-investment grade
               (cost $261,410).................................  $  262,508
                                                                 ----------
U.S. GOVERNMENT SECURITIES -- 10.7%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
$   11,465   Tennessee Valley Authority,
               4.25% 2025......................................  $   11,269
     2,350   Federal Home Loan Bank
               7.51% 2007 K....................................       2,369
                                                                 ----------
                                                                     13,638
                                                                 ----------
             U.S. TREASURY SECURITIES -- 10.3%
    29,230   2.25% 2007 H......................................      28,532
     7,300   3.625% 2007 H.....................................       7,217
     2,165   4.00% 2015 H......................................       2,099
    80,350   4.25% 2015 H......................................      79,311
    13,250   4.375% 2010.......................................      13,260
   164,739   4.50% 2010 -- 2015 H..............................     165,630
     2,410   5.375% 2031 H.....................................       2,707
    57,645   5.50% 2028 H......................................      64,817
       340   6.25% 2030 H......................................         422
    22,465   6.875% 2025 H.....................................      28,931
                                                                 ----------
                                                                    392,926
                                                                 ----------
             Total U.S. government securities
               (cost $404,318).................................  $  406,564
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- 36.7%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 16.3%
$   21,000   4.10% 2014........................................  $   20,484
    79,849   4.50% 2018........................................      77,879
    18,826   5.039% 2035.......................................      18,736
   355,234   5.50% 2018 -- 2036 +..............................     351,939
   150,441   6.00% 2017 -- 2036 +..............................     151,975
         8   6.50% 2031 -- 2032................................           9
        17   7.50% 2029 -- 2031................................          18
                                                                 ----------
                                                                    621,040
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
    54,590   4.50% 2035........................................      51,410
     5,070   4.701% 2034.......................................       5,000
     6,070   4.734% 2035.......................................       5,968
     4,078   4.757% 2035.......................................       4,022
    10,545   4.809% 2035.......................................      10,389
     7,890   4.881% 2035.......................................       7,792
     5,418   4.92% 2035........................................       5,327
    12,669   4.931% 2035.......................................      12,470
   200,779   5.00% 2018 -- 2036 +..............................     197,902
       250   5.488% 2009 K.....................................         243
   270,104   5.50% 2013 -- 2036 +..............................     269,929
    94,259   6.00% 2012 -- 2035 +..............................      95,290
    13,045   6.50% 2014 -- 2034................................      13,391
        56   7.00% 2016 -- 2032................................          57
     1,873   7.50% 2015 -- 2032................................       1,966
         9   8.00% 2032........................................          10
                                                                 ----------
                                                                    681,166
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 2.5%
    36,313   5.50% 2033 -- 2034................................      36,526
    27,135   6.00% 2031 -- 2034................................      27,795
    30,426   6.50% 2028 -- 2032................................      31,792
       133   7.00% 2030 -- 2031................................         139
         1   7.50% 2032........................................           1
        19   8.50% 2024........................................          21
                                                                 ----------
                                                                     96,274
                                                                 ----------
             Total U.S. government agencies
               (cost $1,406,852)...............................  $1,398,480
                                                                 ----------
             Total long-term investments
               (cost $3,678,944)...............................  $3,655,248
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE U
----------                                                       ----------
SHORT-TERM INVESTMENTS -- 32.9%
             REPURCHASE AGREEMENTS -- 20.9%
$  267,065   BNP Paribas Repurchase Agreement,
               3.30%, 01/03/2006...............................  $  267,065
   267,066   RBS Greenwich Repurchase Agreement,
               3.40%, 01/03/2006...............................     267,066
   263,758   UBS Warburg Securities, Inc. Repurchase Agreement,
               3.45%, 01/03/2006...............................     263,758
                                                                 ----------
                                                                    797,889
                                                                 ----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.0%
   457,908   Navigator Prime Portfolio.........................     457,908
                                                                 ----------
             Total short-term investments
               (cost $1,255,797)...............................  $1,255,797
                                                                 ----------
             Total investments in securities
               (cost $4,934,741) O.............................  $4,911,045
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.49% of total net assets at December 31, 2005.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $4,939,860 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 15,754
      Unrealized depreciation........................   (44,569)
                                                       --------
      Net unrealized depreciation....................  $(28,815)
                                                       ========

 Y   All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      EUR  -- EURO
      GBP  -- British Pound

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR             SECURITY             COST BASIS
      --------   ----------             --------             ----------
      5/2003          250      Centura Capital Trust 144A      $  298
      4/2005       73,119      Morgan Stanley Dean Witter          --
                                   Capital I, due 2032
      10/2005      12,359      Morgan Stanley Dean Witter         212
                                   Capital I, due 2032
      7/2000           --         Ntelos, Inc. Warrants             1

     The aggregate value of these securities at December 31, 2005 was $5,173, which represents 0.01% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $341,595, which represents 8.96% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2005.

 Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2005.

  + The cost of securities purchased on a when-issued basis at December 31, 2005 was $670,829.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                 -----------          ------          --------         --------         --------------
Canadian Dollar                                Sell             $  5,005         $  4,907         02/16/06             $  (98)
British Pound                                  Sell               90,071           92,318         01/06/06              2,247
British Pound                                  Sell               37,630           37,600         01/06/06                (30)
British Pound                                  Sell              127,687          127,625         04/06/06                (62)
British Pound                                   Buy              127,700          127,629         01/06/06                 71
                                                                                                                       ------
                                                                                                                       $2,128
                                                                                                                       ======

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        HARTFORD CAPITAL
                                                              HARTFORD ADVISERS           APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $11,925,245              $14,852,373
  Cash(+)...................................................             703                    5,168
  Foreign currency on deposit with custodian#...............              --                   31,838
  Unrealized appreciation on forward foreign currency
    contracts...............................................              --                       --
  Receivables:
    Investment securities sold..............................          24,920                   52,464
    Fund shares sold........................................             457                   17,809
    Dividends and interest..................................          43,904                   17,004
    Variation margin........................................              --                       --
  Other assets..............................................              43                       14
                                                                 -----------              -----------
Total assets................................................      11,995,272               14,976,670
                                                                 -----------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              47                        6
  Bank overdraft -- U.S. Dollars............................              --                       --
  Bank overdraft -- foreign cash#...........................              --                       --
  Payable upon return of securities loaned..................       2,390,917                  818,862
  Payables:
    Investment securities purchased.........................          72,552                   30,541
    Fund shares redeemed....................................           6,946                   13,686
    Variation margin........................................             106                       --
    Forward foreign bonds...................................              --                       --
    Investment advisory and management fees.................             421                      668
    Administrative fees.....................................             210                      310
    Distribution fees.......................................              38                       76
  Accrued expenses..........................................             465                    1,348
                                                                 -----------              -----------
Total liabilities...........................................       2,471,702                  865,497
                                                                 -----------              -----------
Net assets..................................................     $ 9,523,570              $14,111,173
                                                                 ===========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $ 9,042,728              $11,347,989
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................              --                    2,079
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         (40,356)                 566,018
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................         521,198                2,195,087
                                                                 -----------              -----------
Net assets..................................................     $ 9,523,570              $14,111,173
                                                                 ===========              ===========
Shares authorized...........................................       9,500,000                5,000,000
                                                                 -----------              -----------
Par value...................................................     $     0.001              $     0.001
                                                                 -----------              -----------
CLASS IA: Net asset value per share.........................     $     22.53              $     52.99
                                                                 -----------              -----------
          Shares outstanding................................         362,078                  213,592
                                                                 -----------              -----------
          Net assets........................................     $ 8,157,354              $11,317,561
                                                                 -----------              -----------
CLASS IB: Net asset value per share.........................     $     22.70              $     52.75
                                                                 -----------              -----------
          Shares outstanding................................          60,198                   52,962
                                                                 -----------              -----------
          Net assets........................................     $ 1,366,216              $ 2,793,612
                                                                 -----------              -----------
@ Cost of securities........................................     $11,404,459              $12,657,629
                                                                 -----------              -----------
@ Market value of securities on loan........................     $ 2,328,842              $   794,165
                                                                 -----------              -----------
 (+)  Cash held as collateral on loaned securities..........     $        --              $        --
                                                                 -----------              -----------
# Cost of foreign currency on deposit with custodian........     $        --              $    44,732
                                                                 -----------              -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD         HARTFORD INTERNATIONAL     HARTFORD       HARTFORD       HARTFORD    HARTFORD TOTAL
    DIVIDEND AND GROWTH       OPPORTUNITIES        MONEY MARKET   SMALL COMPANY     STOCK       RETURN BOND
         HLS FUND                HLS FUND            HLS FUND       HLS FUND       HLS FUND       HLS FUND
    -------------------   ----------------------   ------------   -------------   ----------   --------------
        $7,472,165              $1,646,261          $1,613,324     $1,402,931     $5,856,917     $4,911,045
                 1                      --                  --          4,020            446            609
                --                   5,581                  --             --             --             68
                --                       4                  --             --             --          2,318
            10,263                  16,910                  --          3,641         22,400            305
             1,848                     901               6,521            564            441          2,345
             6,354                   1,157               3,589            125          5,265         30,541
                --                      --                  --             --             --             --
                29                       3                  --             12              3             17
        ----------              ----------          ----------     ----------     ----------     ----------
         7,490,660               1,670,817           1,623,434      1,411,293      5,885,472      4,947,248
        ----------              ----------          ----------     ----------     ----------     ----------
                --                      21                  --              3             42            190
                --                   5,501                   4             --             --             --
                --                      --                  --              1             --             --
           978,911                  85,429                  --        159,297        311,039        457,908
            19,786                   7,873                  --         12,639          9,445        670,829
             5,981                     595               5,407          1,605          6,483          4,261
                --                      --                  --             --             --             --
                --                      --                  --             --             --             --
               313                      83                  44             68            158            109
               143                      34                  35             27            123             84
                41                       9                   7              6             21             29
               156                     220                  61             66            386            123
        ----------              ----------          ----------     ----------     ----------     ----------
         1,005,331                  99,765               5,558        173,712        327,697      1,133,533
        ----------              ----------          ----------     ----------     ----------     ----------
        $6,485,329              $1,571,052          $1,617,876     $1,237,581     $5,557,775     $3,813,715
        ==========              ==========          ==========     ==========     ==========     ==========
        $5,512,038              $1,403,134          $1,617,876     $1,000,127     $5,436,745     $3,841,214
             1,884                  16,708                  --              1            835         13,086
            48,627                 (25,025)                 --        (12,051)      (291,808)       (18,990)
           922,780                 176,235                  --        249,504        412,003        (21,595)
        ----------              ----------          ----------     ----------     ----------     ----------
        $6,485,329              $1,571,052          $1,617,876     $1,237,581     $5,557,775     $3,813,715
        ==========              ==========          ==========     ==========     ==========     ==========
         4,000,000               2,625,000           7,000,000      1,500,000      4,000,000      5,000,000
        ----------              ----------          ----------     ----------     ----------     ----------
        $    0.001              $    0.001          $    0.001     $    0.001     $    0.001     $    0.001
        ----------              ----------          ----------     ----------     ----------     ----------
        $    20.74              $    13.59          $     1.00     $    19.66     $    49.21     $    11.27
        ----------              ----------          ----------     ----------     ----------     ----------
           240,051                  92,083           1,353,836         51,730         97,289        243,608
        ----------              ----------          ----------     ----------     ----------     ----------
        $4,978,773              $1,251,426          $1,353,836     $1,017,271     $4,787,612     $2,745,115
        ----------              ----------          ----------     ----------     ----------     ----------
        $    20.68              $    13.52          $     1.00     $    19.38     $    49.10     $    11.20
        ----------              ----------          ----------     ----------     ----------     ----------
            72,868                  23,640             264,040         11,366         15,685         95,384
        ----------              ----------          ----------     ----------     ----------     ----------
        $1,506,556              $  319,626          $  264,040     $  220,310     $  770,163     $1,068,600
        ----------              ----------          ----------     ----------     ----------     ----------
        $6,549,385              $1,470,014          $1,613,324     $1,153,424     $5,444,874     $4,934,741
        ----------              ----------          ----------     ----------     ----------     ----------
        $  943,881              $   81,062          $       --     $  154,015     $  297,979     $  448,541
        ----------              ----------          ----------     ----------     ----------     ----------
        $       --              $       --          $       --     $       --     $       --     $       --
        ----------              ----------          ----------     ----------     ----------     ----------
        $       --              $    5,583          $       --     $       --     $       --     $       --
        ----------              ----------          ----------     ----------     ----------     ----------

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        HARTFORD CAPITAL
                                                              HARTFORD ADVISERS           APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 115,138                $  187,083
  Interest..................................................        147,369                     5,154
  Securities lending........................................          3,422                     3,023
  Miscellaneous.............................................             80                     2,281
  Less: Foreign tax withheld................................           (966)                   (6,297)
                                                                  ---------                ----------
    Total investment income, net............................        265,043                   191,244
                                                                  ---------                ----------
EXPENSES:
  Investment management and advisory fees...................         43,688                    56,852
  Administrative services fees..............................         20,399                    26,342
  Distribution fees -- Class B..............................          3,488                     6,456
  Custodian fees............................................            387                     4,011
  Accounting services.......................................          2,040                     2,634
  Board of Directors' fees..................................            125                       148
  Other expenses............................................          1,514                     1,599
                                                                  ---------                ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................         71,641                    98,042
  Expense waivers...........................................         (1,663)                       --
  Fees paid indirectly......................................         (1,091)                   (3,277)
                                                                  ---------                ----------
    Total waivers and fees paid indirectly..................         (2,754)                   (3,277)
                                                                  ---------                ----------
    Total expenses, net.....................................         68,887                    94,765
                                                                  ---------                ----------
  Net investment income (loss)..............................        196,156                    96,479
                                                                  ---------                ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        905,415                 2,127,676
  Net realized gain (loss) on futures and options
    contracts...............................................          1,383                       673
  Net realized gain (loss) on foreign currency
    transactions............................................            (43)                   (2,402)
                                                                  ---------                ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        906,755                 2,125,947
                                                                  ---------                ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (420,842)                 (294,718)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................            158                        --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            (45)                       96
                                                                  ---------                ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................       (420,729)                 (294,622)
                                                                  ---------                ----------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        486,026                 1,831,325
                                                                  ---------                ----------
PAYMENT FROM AFFILIATE (SEE NOTE 3).........................             --                        --
                                                                  ---------                ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 682,182                $1,927,804
                                                                  =========                ==========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD         HARTFORD INTERNATIONAL     HARTFORD       HARTFORD      HARTFORD   HARTFORD TOTAL
    DIVIDEND AND GROWTH       OPPORTUNITIES        MONEY MARKET   SMALL COMPANY    STOCK      RETURN BOND
         HLS FUND                HLS FUND            HLS FUND       HLS FUND      HLS FUND      HLS FUND
    -------------------   ----------------------   ------------   -------------   --------   --------------
         $142,613                $ 28,293            $    --        $  4,025      $97,729       $    732
            6,494                   1,422             53,750           1,020        2,400        165,540
              906                     986                 --             975          218          1,314
              148                      --                 --             170            1            193
           (1,274)                 (3,385)                --            (211)        (714)            --
         --------                --------            -------        --------      --------      --------
          148,887                  27,316             53,750           5,979       99,634        167,779
         --------                --------            -------        --------      --------      --------
           27,663                   6,792              4,092           5,598       15,189          9,582
           12,606                   2,784              3,273           2,222       11,801          7,316
            3,666                     700                660             527        1,854          2,641
                8                     737                 14             106          289            117
            1,261                     279                328             222        1,180            731
               75                      16                 19              13           70             42
              730                     259                372             155          912            476
         --------                --------            -------        --------      --------      --------
           46,009                  11,567              8,758           8,843       31,295         20,905
               --                      --                 --              --           --             --
             (457)                   (565)                (6)           (417)        (913)           (72)
         --------                --------            -------        --------      --------      --------
             (457)                   (565)                (6)           (417)        (913)           (72)
         --------                --------            -------        --------      --------      --------
           45,552                  11,002              8,752           8,426       30,382         20,833
         --------                --------            -------        --------      --------      --------
          103,335                  16,314             44,998          (2,447)      69,252        146,946
         --------                --------            -------        --------      --------      --------
          247,983                 195,560                  3         161,881      544,307            545
               --                      --                 --              --       (1,446)           408
              (39)                  1,040                 --             212          (55)         7,865
         --------                --------            -------        --------      --------      --------
          247,944                 196,600                  3         162,093      542,806          8,818
         --------                --------            -------        --------      --------      --------
           18,268                 (14,013)                --          52,585      (91,521)       (86,163)
               --                      --                 --              --           --             --
               --                    (181)                --              (4)         (40)        15,864
         --------                --------            -------        --------      --------      --------
           18,268                 (14,194)                --          52,581      (91,561)       (70,299)
         --------                --------            -------        --------      --------      --------
          266,212                 182,406                  3         214,674      451,245        (61,220)
         --------                --------            -------        --------      --------      --------
               --                      --                 --             972           --             --
         --------                --------            -------        --------      --------      --------
         $369,547                $198,720            $45,001        $213,199      $520,497      $ 85,465
         ========                ========            =======        ========      ========      ========

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD ADVISERS HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $   196,156          $   241,757
  Net realized gain (loss) on investments, futures and
    options contracts and foreign currency transactions.....      906,755              385,409
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................     (420,729)            (226,840)
  Payment from affiliate....................................           --                   --
                                                              -----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      682,182              400,326
                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (272,290)            (202,407)
    Class IB................................................      (39,286)             (26,369)
  From net realized gain on investments
    Class IA................................................     (351,514)                  --
    Class IB................................................      (58,538)                  --
  From tax return of capital
    Class IA................................................     (118,875)                  --
    Class IB................................................      (19,797)                  --
                                                              -----------          -----------
    Total distributions.....................................     (860,300)            (228,776)
                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      187,216              684,089
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............      742,679              202,407
      Redeemed..............................................   (2,318,933)          (1,694,597)
                                                              -----------          -----------
    Total capital share transactions........................   (1,389,038)            (808,101)
                                                              -----------          -----------
    Class IB
      Sold..................................................       63,508              296,277
      Issued on reinvestment of distributions...............      117,621               26,369
      Redeemed..............................................     (252,096)            (146,492)
                                                              -----------          -----------
    Total capital share transactions........................      (70,967)             176,154
                                                              -----------          -----------
         Net increase (decrease) from capital share
         transactions.......................................   (1,460,005)            (631,947)
                                                              -----------          -----------
         Net increase (decrease) in net assets..............   (1,638,123)            (460,397)
NET ASSETS:
  Beginning of period.......................................   11,161,693           11,622,090
                                                              -----------          -----------
  End of period.............................................  $ 9,523,570          $11,161,693
                                                              ===========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --          $   119,439
                                                              ===========          ===========
SHARES:
    Class IA
      Sold..................................................        8,100               30,227
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       32,735                8,863
      Redeemed..............................................      (99,678)             (75,051)
                                                              -----------          -----------
    Total share activity....................................      (58,843)             (35,961)
                                                              -----------          -----------
    Class IB
      Sold..................................................        2,719               13,009
      Issued on reinvestment of distributions...............        5,150                1,148
      Redeemed..............................................      (10,778)              (6,454)
                                                              -----------          -----------
    Total share activity....................................       (2,909)               7,703
                                                              -----------          -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD CAPITAL APPRECIATION   HARTFORD DIVIDEND AND GROWTH    HARTFORD INTERNATIONAL OPPORTUNITIES
              HLS FUND                        HLS FUND                            HLS FUND
    -----------------------------   -----------------------------   -------------------------------------
    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      FOR THE YEAR        FOR THE YEAR
        ENDED           ENDED           ENDED           ENDED             ENDED               ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
        2005            2004            2005            2004              2005                2004
    -------------   -------------   -------------   -------------   -----------------   -----------------
     $    96,479     $    83,808     $  103,335      $   89,028        $   16,314          $   11,554
       2,125,947       1,594,708        247,944         207,825           196,600             131,534
        (294,622)        430,300         18,268         362,363           (14,194)             47,864
              --              --             --              --                --                  --
     -----------     -----------     ----------      ----------        ----------          ----------
       1,927,804       2,108,816        369,547         659,216           198,720             190,952
     -----------     -----------     ----------      ----------        ----------          ----------
         (99,634)        (33,253)       (91,433)        (60,106)               --              (6,901)
         (15,790)         (4,962)       (23,657)        (15,428)               --              (1,242)
      (1,510,221)             --       (211,926)             --                --                  --
        (373,818)             --        (64,731)             --                --                  --
              --              --             --              --                --                  --
              --              --             --              --                --                  --
     -----------     -----------     ----------      ----------        ----------          ----------
      (1,999,463)        (38,215)      (391,747)        (75,534)               --              (8,143)
     -----------     -----------     ----------      ----------        ----------          ----------
         980,291       1,880,828        702,681       1,178,378           228,878             284,129
              --              --             --              --                --                  --
       1,609,855          33,253        303,359          60,106                --               6,901
      (1,962,162)     (1,777,088)      (729,202)       (901,504)         (191,381)           (211,327)
     -----------     -----------     ----------      ----------        ----------          ----------
         627,984         136,993        276,838         336,980            37,497              79,703
     -----------     -----------     ----------      ----------        ----------          ----------
         325,619         708,826        183,594         420,242            94,277             172,461
         389,608           4,962         88,388          15,428                --               1,242
        (418,122)       (155,787)      (154,365)        (73,452)          (62,078)            (33,585)
     -----------     -----------     ----------      ----------        ----------          ----------
         297,105         558,001        117,617         362,218            32,199             140,118
     -----------     -----------     ----------      ----------        ----------          ----------
         925,089         694,994        394,455         699,198            69,696             219,821
     -----------     -----------     ----------      ----------        ----------          ----------
         853,430       2,765,595        372,255       1,282,880           268,416             402,630
      13,257,743      10,492,148      6,113,074       4,830,194         1,302,636             900,006
     -----------     -----------     ----------      ----------        ----------          ----------
     $14,111,173     $13,257,743     $6,485,329      $6,113,074        $1,571,052          $1,302,636
     ===========     ===========     ==========      ==========        ==========          ==========
     $     2,079     $    30,692     $    1,884      $   14,303        $   16,708          $      (58)
     ===========     ===========     ==========      ==========        ==========          ==========
          17,986          39,789         33,702          61,247            18,714              26,993
              --              --             --              --                --                  --
          30,675             646         14,549           2,922                --                 605
         (36,297)        (37,673)       (34,828)        (46,811)          (15,599)            (20,108)
     -----------     -----------     ----------      ----------        ----------          ----------
          12,364           2,762         13,423          17,358             3,115               7,490
     -----------     -----------     ----------      ----------        ----------          ----------
           6,092          15,087          8,897          21,987             7,839              16,398
           7,457              97          4,254             752                --                 109
          (7,702)         (3,353)        (7,409)         (3,832)           (5,150)             (3,110)
     -----------     -----------     ----------      ----------        ----------          ----------
           5,847          11,831          5,742          18,907             2,689              13,397
     -----------     -----------     ----------      ----------        ----------          ----------

 HARTFORD SERIES FUND, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MONEY MARKET
                                                                          HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $    44,498          $    15,755
  Net realized gain (loss) on investments, futures contracts
    and options and foreign currency transactions...........            3                   --
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................           --                   --
  Payment from affiliate....................................           --                   --
                                                              -----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       45,001               15,755
                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (38,276)             (13,838)
    Class IB................................................       (6,722)              (1,917)
  From net realized gain on investments
    Class IA................................................           (2)                  --
    Class IB................................................           (1)                  --
  From tax return of capital
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                              -----------          -----------
    Total distributions.....................................      (45,001)             (15,755)
                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................    4,751,573            4,564,702
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       41,530               13,838
      Redeemed..............................................   (4,733,793)          (4,893,454)
                                                              -----------          -----------
    Total capital share transactions........................       59,310             (314,914)
                                                              -----------          -----------
    Class IB
      Sold..................................................      237,251              323,333
      Issued on reinvestment of distributions...............        7,288                1,917
      Redeemed..............................................     (233,306)            (313,372)
                                                              -----------          -----------
    Total capital share transactions........................       11,233               11,878
                                                              -----------          -----------
         Net increase (decrease) from capital share
         transactions.......................................       70,543             (303,036)
                                                              -----------          -----------
         Net increase (decrease) in net assets..............       70,543             (303,036)
NET ASSETS:
  Beginning of period.......................................    1,547,333            1,850,369
                                                              -----------          -----------
  End of period.............................................  $ 1,617,876          $ 1,547,333
                                                              ===========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --          $        --
                                                              ===========          ===========
SHARES:
    Class IA
      Sold..................................................    4,751,574            4,564,702
      Issued in merger......................................           --                   --
      Issued on reinvestment of distributions...............       41,530               13,838
      Redeemed..............................................   (4,733,793)          (4,893,454)
                                                              -----------          -----------
    Total share activity....................................       59,311             (314,914)
                                                              -----------          -----------
    Class IB
      Sold..................................................      237,250              323,333
      Issued on reinvestment of distributions...............        7,288                1,917
      Redeemed..............................................     (233,306)            (313,372)
                                                              -----------          -----------
    Total share activity....................................       11,232               11,878
                                                              -----------          -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD SMALL COMPANY            HARTFORD STOCK          HARTFORD TOTAL RETURN BOND
             HLS FUND                      HLS FUND                      HLS FUND
    ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------
     $   (2,447)    $   (4,945)   $    69,252    $   101,547    $   146,946    $   118,740
        162,093         98,611        542,806        194,551          8,818         36,304
         52,581         27,044        (91,561)       (45,078)       (70,299)       (10,422)
            972             --             --             --             --             --
     ----------     ----------    -----------    -----------    -----------    -----------
        213,199        120,710        520,497        251,020         85,465        144,622
     ----------     ----------    -----------    -----------    -----------    -----------
             --             --        (91,246)       (60,715)      (197,249)      (110,882)
             --             --        (11,661)        (6,588)       (74,748)       (39,050)
             --             --             --             --        (19,030)       (61,135)
             --             --             --             --         (7,689)       (22,321)
             --             --             --             --             --             --
             --             --             --             --             --             --
     ----------     ----------    -----------    -----------    -----------    -----------
             --             --       (102,907)       (67,303)      (298,716)      (233,388)
     ----------     ----------    -----------    -----------    -----------    -----------
        472,718        685,603        288,047        853,221      1,473,648      1,208,367
             --             --             --             --             --         24,948
             --             --         91,246         60,715        216,279        172,018
       (535,159)      (728,836)    (1,611,066)    (1,433,790)    (1,298,118)    (1,165,854)
     ----------     ----------    -----------    -----------    -----------    -----------
        (62,441)       (43,233)    (1,231,773)      (519,854)       391,809        239,479
     ----------     ----------    -----------    -----------    -----------    -----------
         16,785         65,830        103,222        210,310        176,135        350,617
             --             --         11,661          6,588         82,437         61,371
        (65,326)       (49,682)      (119,161)       (82,179)      (121,501)      (131,726)
     ----------     ----------    -----------    -----------    -----------    -----------
        (48,541)        16,148         (4,278)       134,719        137,071        280,262
     ----------     ----------    -----------    -----------    -----------    -----------
       (110,982)       (27,085)    (1,236,051)      (385,135)       528,880        519,741
     ----------     ----------    -----------    -----------    -----------    -----------
        102,217         93,625       (818,461)      (201,418)       315,629        430,975
      1,135,364      1,041,739      6,376,236      6,577,654      3,498,086      3,067,111
     ----------     ----------    -----------    -----------    -----------    -----------
     $1,237,581     $1,135,364    $ 5,557,775    $ 6,376,236    $ 3,813,715    $ 3,498,086
     ==========     ==========    ===========    ===========    ===========    ===========
     $        1     $      913    $       835    $    35,592    $    13,086    $   126,556
     ==========     ==========    ===========    ===========    ===========    ===========
         27,806         45,207          6,202         19,205        124,101         99,739
             --             --             --             --             --          2,028
             --             --          1,889          1,335         18,858         15,120
        (31,760)       (48,288)       (34,543)       (32,363)      (109,269)       (96,269)
     ----------     ----------    -----------    -----------    -----------    -----------
         (3,954)        (3,081)       (26,452)       (11,823)        33,690         20,618
     ----------     ----------    -----------    -----------    -----------    -----------
            961          4,474          2,244          4,764         14,913         29,155
             --             --            242            145          7,228          5,427
         (3,946)        (3,395)        (2,555)        (1,866)       (10,349)       (10,988)
     ----------     ----------    -----------    -----------    -----------    -----------
         (2,985)         1,079            (69)         3,043         11,792         23,594
     ----------     ----------    -----------    -----------    -----------    -----------

 HARTFORD SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, (eight are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 ("1940 Act"), as amended, as diversified open-end management investment companies.

    Effective March 15, 2005, the name of Hartford Bond HLS Fund was changed to Hartford Total Return Bond HLS Fund.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except as noted below, equity securities are valued at the last sales price or official closing price reported on principal securities exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

        Except for the Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations) held by a Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. Hartford Money Market HLS Fund's investments will approximate market value.

--------------------------------------------------------------------------------

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such a day, then options are valued at the mean between the bid and asked prices.

        Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system in accordance with procedures established by the Funds' Board of Directors.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,547,003) dated 12/30/05 with Bank of America, Deutsche Bank, Morgan Stanley and UBS Securities due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL        COLLATERAL
        BROKER                          RATE    PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America...............  4.30%   $  730,000    $  744,600    FHLMC                  4.50% - 5.50%     2020 - 2035
                                                                            FNMA                   4.50% - 5.00%            2035
        Deutsche Bank.................  4.27%       45,000        45,900    FHLMC                          5.00%            2035
                                                                            FNMA                   4.50% - 7.50%     2017 - 2035
        Deutsche Bank.................  3.40%       22,003        22,441    U.S. Treasury Bond            9.125%            2018
        Morgan Stanley................  4.27%      225,000       232,752    FHLMC                  4.50% - 7.00%     2032 - 2035
                                                                            FNMA                   5.00% - 5.50%     2033 - 2035
        UBS Securities................  4.33%      525,000       535,503    FHLMC                 3.50% - 12.00%     2006 - 2036
                                                                            FNMA                  4.00% - 13.25%     2006 - 2035
                                                ----------    ----------
                                                $1,547,003    $1,581,196
                                                ==========    ==========

    The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $212,757
        Hartford Capital Appreciation HLS Fund......................   123,707
        Hartford Dividend and Growth HLS Fund.......................   153,606
        Hartford Small Company HLS Fund.............................    21,553
        Hartford Stock HLS Fund.....................................    16,493

    Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (The

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

    Hartford), have an interest in joint repurchase agreements (totaling $1,045,665) dated 12/30/05 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Warburg Securities, Inc. due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                             COLLATERAL        COLLATERAL
        BROKER                         RATE    PRINCIPAL       VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                         ----    ----------    ----------    -------------------    ---------------    ------------
        BNP Paribas..................  3.30%   $  350,000    $  357,003    U.S. Treasury Bonds      5.25% - 9.00%    2016 - 2028
                                                                           U.S. Treasury Notes    3.125% - 10.625%   2007 - 2015
                                                                           U.S. Treasury Bills     2.25% - 2.375%           2006
        RBS Greenwich................  3.40%      350,000       356,923    U.S. Treasury Bond              8.125%           2021
        UBS Warburg Securities,
          Inc. ......................  3.45%      345,665       352,351    U.S. Treasury Notes     3.00% - 11.25%    2007 - 2015
                                               ----------    ----------
                                               $1,045,665    $1,066,277
                                               ==========    ==========

    The maturity amount is as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Total Return Bond HLS Fund.........................  $798,189

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005 there are no joint trading accounts.

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. As listed below Hartford Capital Appreciation HLS Fund had written options activity for the year ended December 31, 2005.

--------------------------------------------------------------------------------

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                            OPTION CONTRACTS ACTIVITY
                                                                              DURING THE YEAR ENDED
                                                                                DECEMBER 31, 2005
                                                                      --------------------------------------
                                                                      NUMBER OF     PREMIUM       REALIZED
        CALLS WRITTEN                                                 CONTRACTS     AMOUNTS     GAIN/(LOSS)
        -------------                                                 ----------    --------    ------------
        Beginning of the period.....................................      --        $    --        $   --
        Written.....................................................       5          2,948            --
        Expired.....................................................      (1)            --         1,310
        Closed......................................................      (2)        (1,456)         (637)
        Exercised...................................................      --             --            --
                                                                          --        -------        ------
        End of the period...........................................       2        $ 1,492        $  673
                                                                          ==        =======        ======

    g) Forward Contracts -- For the year ended December 31, 2005, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund entered into forward contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments.

    i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments, or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    j) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                        FOR THE PERIOD ENDED               FOR THE PERIOD ENDED
                                                                          DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                                -------------------------------------    ------------------------
                                                                ORDINARY     LONG-TERM      RETURN OF    ORDINARY     LONG-TERM
        FUND                                                     INCOME     CAPITAL GAIN     CAPITAL      INCOME     CAPITAL GAIN
        ----                                                    --------    ------------    ---------    --------    ------------
        Hartford Advisers HLS Fund............................  $471,157     $  250,471     $138,672     $228,776       $   --
        Hartford Capital Appreciation HLS Fund................   340,357      1,659,106           --       38,215           --
        Hartford Dividend and Growth HLS Fund.................   149,221        242,256           --       75,534           --
        Hartford International Opportunities HLS Fund.........        --             --           --        8,143           --
        Hartford Money Market HLS Fund........................    45,001             --           --       15,755           --
        Hartford Stock HLS Fund...............................   102,907             --           --       67,303           --
        Hartford Total Return Bond HLS Fund...................   286,964         11,752           --      228,190        5,198

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                 TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       DISTRIBUTABLE
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION        EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**      (DEFICIT)
        ----                          -------------    -------------    -------------    ----------------    -------------
        Hartford Advisers HLS
          Fund......................    $     --         $     --         $      --         $  480,842        $  480,842
        Hartford Capital
          Appreciation HLS Fund.....     167,025          406,031                --          2,190,128         2,763,184
        Hartford Dividend and Growth
          HLS Fund..................       8,204           51,472                --            913,615           973,291
        Hartford International
          Opportunities HLS Fund....      16,705               --           (24,364)           175,577           167,918
        Hartford Small Company HLS
          Fund......................          --               --           (10,377)           247,831           237,454
        Hartford Stock HLS Fund.....         835               --          (251,338)           371,532           121,030
        Hartford Total Return Bond
          HLS Fund..................      15,213              549           (14,419)           (28,842)          (27,499)

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (j) (4).
        ** The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                         ACCUMULATED       ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    GAIN (LOSS) ON
        FUND                                                          INCOME (LOSS)      INVESTMENTS       INVESTMENTS
        ----                                                          --------------    --------------    --------------
        Hartford Advisers HLS Fund..................................     $(4,019)          $  4,027          $    (8)
        Hartford Capital Appreciation HLS Fund......................      (9,668)             9,724              (56)
        Hartford Dividend and Growth HLS Fund.......................        (664)               664               --
        Hartford International Opportunities HLS Fund...............         452               (336)            (116)
        Hartford Small Company HLS Fund.............................       1,476                466           (1,942)
        Hartford Stock HLS Fund.....................................      (1,102)             1,106               (4)
        Hartford Total Return Bond HLS Fund.........................      11,581            (11,581)              --

    j)  (4) Capital Loss Carryforward:

        At December 31, 2005, the following Funds had capital loss carryforwards for U.S. federal tax purposes of approximately:

                                                                                        YEAR OF EXPIRATION
                                                                  ---------------------------------------------------------------
        FUND                                                       2008     2009     2010       2011     2012    2013     TOTAL
        ----                                                      ------   ------   -------   --------   -----   -----   --------
        Hartford International Opportunities HLS Fund...........  $1,870   $3,847   $18,647   $     --   $ --    $ --    $ 24,364
        Hartford Small Company HLS Fund.........................      --       --    10,377         --     --      --      10,377
        Hartford Stock HLS Fund.................................      --      363       525    250,450     --      --     251,338

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, carryforwards may apply.

        For the fiscal year ended December 31, 2005, Hartford Total Return Bond HLS Fund elected to defer capital losses occurring between November 1, 2005 and December 31, 2005, in the amount of $14,419.

    k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each Fund by dividing Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds, except the Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, and losses

--------------------------------------------------------------------------------

       deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 j (3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on a Fund's net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2005, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed-delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2005, the Funds entered into outstanding when-issued or delayed-delivery securities as follows:

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Total Return Bond HLS Fund.........................  $670,829

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    p) Prepayment Risks -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. Debt securities purchased to replace a debt security may have lower yields than the debt security replaced.

3.   EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or Hartford Investment Management:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $2 billion...............................     0.250%
On next $3 billion................................     0.200%
On next $5 billion................................     0.180%
Over $10 billion..................................     0.170%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.325%
On next $250 million..............................     0.300%
On next $500 million..............................     0.275%
Over $1 billion...................................     0.250%

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                      AND HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.575%
On next $250 million..............................     0.525%
On next $500 million..............................     0.475%
Over $1 billion...................................     0.425%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.325%
On next $250 million..............................     0.300%
On next $500 million..............................     0.275%
On next $4 billion................................     0.250%
On next $5 billion................................     0.230%
Over $10 billion..................................     0.220%

                         HARTFORD ADVISERS HLS FUND(1)

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million.............................     0.480%
On next $250 million..............................     0.455%
On next $500 million..............................     0.445%
Over $1 billion...................................     0.395%

(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.43% to 0.40%.

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Money Market HLS Fund and Hartford Total Return Bond HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, legal and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets plus expenses. Effective January 1, 2006, the rate was reduced to 0.015% of average daily net assets.

        Under the Fund Accounting Agreement between HLIC, HL Investment Advisors, LLC ("HLIA") and Hartford HLS Series Fund II, Inc., HLIC provides accounting to the Funds and HLIA pays HLIC monthly compensation based on cost reimbursement.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal policies, variable annuity products and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuer of such variable annuity products, the Funds ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds

--------------------------------------------------------------------------------

       to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement the following amounts have been recorded, as Payment from Affiliate in the Statement of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Small Company HLS Fund.............................   $972

        This payment relates to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation. The reimbursement relates to transactions that occurred prior to December 31, 2005.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements, such rebates are used to pay a portion of the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expense paid indirectly in the financial highlights. Had the expense offsets been included, the annualized ratio for the years ended December 31, 2005 and 2004, would have been as follows:

                                                                             FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                          ------------------------      ------------------------
                                                                            RATIO OF EXPENSES TO          RATIO OF EXPENSES TO
                                                                          AVERAGE NET ASSETS AFTER      AVERAGE NET ASSETS AFTER
                                                                           WAIVERS AND FEES PAID         WAIVERS AND FEES PAID
                                                                                 INDIRECTLY                    INDIRECTLY
                                                                          ------------------------      ------------------------
        FUND                                                              CLASS IA       CLASS IB       CLASS IA       CLASS IB
        ----                                                              ---------      ---------      ---------      ---------
        Hartford Advisers HLS Fund..................................        0.64%          0.89%          0.66%          0.91%
        Hartford Capital Appreciation HLS Fund......................        0.67           0.92           0.67           0.92
        Hartford Dividend and Growth HLS Fund.......................        0.66           0.91           0.67           0.92
        Hartford International Opportunities HLS Fund...............        0.74           0.99           0.74           0.99
        Hartford Money Market HLS Fund..............................        0.49           0.74           0.48           0.73
        Hartford Small Company HLS Fund.............................        0.71           0.96           0.70           0.95
        Hartford Stock HLS Fund.....................................        0.48           0.73           0.48           0.73
        Hartford Total Return Bond HLS Fund.........................        0.50           0.75           0.50           0.75

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2005, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                             COST OF             SALES
                                                            PURCHASES          PROCEEDS            COST OF             SALES
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR      PROCEEDS FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $ 8,339,555        $10,235,490        $  532,299         $  732,657
    Hartford Capital Appreciation HLS Fund.............     12,680,337         13,610,808                --                 --
    Hartford Dividend and Growth HLS Fund..............      1,752,658          1,558,709                --                 --
    Hartford International Opportunities HLS Fund......      1,703,200          1,603,583                --                 --
    Hartford Small Company HLS Fund....................      1,157,279          1,297,953                --                 --
    Hartford Stock HLS Fund............................      5,256,260          6,439,886                --                 --
    Hartford Total Return Bond HLS Fund................      6,947,713          6,499,887         5,658,418          5,600,462

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

    300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2005, the Funds did not have any borrowings under this facility.

6.  FUND MERGER:

    REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders of Hartford Multisector Bond HLS Fund approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Series Fund, Inc. (the "Plan").

    Hartford Multisector Bond HLS Fund merged into Hartford Total Return Bond HLS Fund.

    The merger was accomplished by a tax free exchange as detailed below:

    HARTFORD TOTAL RETURN BOND HLS FUND                            CLASS IA     CLASS IB
    -----------------------------------                           ----------    --------
    Net assets of Hartford Multisector Bond HLS Fund on April
      30, 2004..................................................  $   24,948    $     --
    Hartford Multisector Bond HLS Fund shares exchanged.........       2,422          --
    Hartford Total Return Bond HLS Fund shares issued...........       2,088          --
    Net assets of Hartford Total Return Bond HLS Fund
      immediately before the merger.............................  $2,339,844    $825,823
    Net assets of Hartford Total Return Bond HLS Fund
      immediately after the merger..............................  $2,364,792    $825,823

    The Hartford Multisector Total Return Bond HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2004:

                                                                    UNREALIZED      ACCUMULATED
                                                                   APPRECIATION     NET REALIZED
    FUND                                                          (DEPRECIATION)      (LOSSES)      CAPITAL STOCK
    ----                                                          --------------    ------------    -------------
    Hartford Multisector Bond HLS Fund..........................       $(49)          $(1,170)         $26,167

 HARTFORD SERIES FUND, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(2) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD ADVISERS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $23.04       $ 0.54       $  1.12        $(0.77)       $ (1.04)     $(0.36)
 Class IB............    23.17         0.47          1.15         (0.69)         (1.04)      (0.36)
 For the Year Ended
   December 31, 2004
 Class IA............    22.67         0.51          0.33         (0.47)            --          --
 Class IB............    22.81         0.48          0.30         (0.42)            --          --
 For the Year Ended
   December 31, 2003
 Class IA............    19.59         0.42          3.18         (0.52)            --          --
 Class IB............    19.72         0.41          3.16         (0.48)            --          --
 For the Year Ended
   December 31, 2002
 Class IA............    23.44(3)      0.51(3)      (4.10)(3)     (0.26)(3)         --(2)       --
 Class IB............    23.60(3)      0.46(3)      (4.10)(3)     (0.24)(3)         --(2)       --
 For the Year Ended
   December 31, 2001
 Class IA............    26.65(3)      0.64(3)      (1.85)(3)     (0.73)(3)      (1.27)(3)      --
 Class IB............    26.63(3)      0.50(3)      (1.77)(3)     (0.49)(3)      (1.27)(3)      --
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    53.43         0.45          7.57         (0.52)         (7.94)         --
 Class IB............    53.18         0.25          7.59         (0.33)         (7.94)         --
 For the Year Ended
   December 31, 2004
 Class IA............    44.91         0.35          8.34         (0.17)            --          --
 Class IB............    44.76         0.27          8.26         (0.11)            --          --
 For the Year Ended
   December 31, 2003
 Class IA............    31.70         0.26         13.17         (0.22)            --          --
 Class IB............    31.63         0.19         13.10         (0.16)            --          --
 For the Year Ended
   December 31, 2002
 Class IA............    39.75(3)      0.15(3)      (8.01)(3)     (0.19)(3)         --(3)       --
 Class IB............    39.68(3)      0.12(3)      (8.03)(3)     (0.14)(3)         --(3)       --
 For the Year Ended
   December 31, 2001
 Class IA............    59.26(3)      0.21(3)      (3.36)(3)     (0.27)(3)     (16.09)(3)      --
 Class IB............    59.23(3)      0.06(3)      (3.29)(3)     (0.23)(3)     (16.09)(3)      --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    20.83         0.36          0.87         (0.40)         (0.92)         --
 Class IB............    20.76         0.29          0.89         (0.34)         (0.92)         --
 For the Year Ended
   December 31, 2004
 Class IA............    18.77         0.32          2.01         (0.27)            --          --
 Class IB............    18.72         0.27          2.00         (0.23)            --          --
 For the Year Ended
   December 31, 2003
 Class IA............    15.09         0.24          3.79         (0.25)         (0.10)         --
 Class IB............    15.07         0.21          3.76         (0.22)         (0.10)         --
 For the Year Ended
   December 31, 2002
 Class IA............    18.80(3)      0.25(3)      (3.64)(3)     (0.23)(3)      (0.09)(3)      --
 Class IB............    18.79(3)      0.24(3)      (3.66)(3)     (0.21)(3)      (0.09)(3)      --
 For the Year Ended
   December 31, 2001
 Class IA............    21.24(3)      0.31(3)      (1.14)(3)     (0.30)(3)      (1.31)(3)      --
 Class IB............    21.24(3)      0.39(3)      (1.25)(3)     (0.28)(3)      (1.31)(3)      --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(1)   WAIVERS(1)   NET ASSETS    RATE(4)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $22.53        7.24%    $ 8,157,354      0.66%        0.65%        1.96%          89%
 Class IB............    22.70        6.97       1,366,216      0.91         0.90         1.72           89
 For the Year Ended
   December 31, 2004
 Class IA............    23.04        3.74       9,699,374      0.67         0.67         2.16           36
 Class IB............    23.17        3.48       1,462,319      0.92         0.92         1.91           36
 For the Year Ended
   December 31, 2003
 Class IA............    22.67       18.49      10,358,449      0.67         0.67         2.03           48
 Class IB............    22.81       18.20       1,263,641      0.92         0.92         1.78           48
 For the Year Ended
   December 31, 2002
 Class IA............    19.59(3)   (13.79)      9,249,397      0.67         0.67         2.29           47
 Class IB............    19.72(3)   (13.99)        672,078      0.92         0.90         2.07           47
 For the Year Ended
   December 31, 2001
 Class IA............    23.44(3)    (4.64)     11,836,564      0.66         0.66         2.51           34
 Class IB............    23.60(3)    (4.81)        521,205      0.91         0.84         2.33           34
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............    52.99       15.55      11,317,561      0.70         0.70         0.78           97
 Class IB............    52.75       15.26       2,793,612      0.95         0.95         0.53           97
 For the Year Ended
   December 31, 2004
 Class IA............    53.43       19.36      10,751,945      0.70         0.70         0.77           89
 Class IB............    53.18       19.07       2,505,798      0.95         0.95         0.52           89
 For the Year Ended
   December 31, 2003
 Class IA............    44.91       42.38       8,912,749      0.69         0.69         0.77           94
 Class IB............    44.76       42.02       1,579,399      0.94         0.94         0.52           94
 For the Year Ended
   December 31, 2002
 Class IA............    31.70(3)   (19.70)      6,240,859      0.69         0.69         0.64           94
 Class IB............    31.63(3)   (19.88)        588,013      0.94         0.92         0.41           94
 For the Year Ended
   December 31, 2001
 Class IA............    39.75(3)    (6.94)      8,734,600      0.68         0.68         0.57           92
 Class IB............    39.68(3)    (7.10)        393,241      0.93         0.86         0.39           92
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    20.74        5.96       4,978,773      0.67         0.67         1.70           26
 Class IB............    20.68        5.70       1,506,556      0.92         0.92         1.45           26
 For the Year Ended
   December 31, 2004
 Class IA............    20.83       12.42       4,719,663      0.68         0.68         1.73           27
 Class IB............    20.76       12.14       1,393,412      0.93         0.93         1.48           27
 For the Year Ended
   December 31, 2003
 Class IA............    18.77       26.80       3,927,415      0.69         0.69         1.61           31
 Class IB............    18.72       26.48         902,779      0.94         0.94         1.36           31
 For the Year Ended
   December 31, 2002
 Class IA............    15.09(3)   (14.23)      2,810,625      0.69         0.69         1.56           43
 Class IB............    15.07(3)   (14.42)        327,617      0.94         0.92         1.33           43
 For the Year Ended
   December 31, 2001
 Class IA............    18.80(3)    (4.04)      3,190,773      0.68         0.68         1.66           61
 Class IB............    18.79(3)    (4.21)        153,848      0.93         0.86         1.48           61

---------------
(1)  Ratios do not reflect reductions for fees paid indirectly.
(2) Information presented relates to a share of capital stock outstanding for the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(2) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $11.86       $ 0.14       $  1.59        $   --        $    --          --
 Class IB............    11.83         0.13          1.56            --             --          --
 For the Year Ended
   December 31, 2004
 Class IA............    10.11         0.10          1.73         (0.08)            --          --
 Class IB............    10.09         0.08          1.72         (0.06)            --          --
 For the Year Ended
   December 31, 2003
 Class IA............     7.66         0.09          2.44         (0.08)            --          --
 Class IB............     7.66         0.07          2.43         (0.07)            --          --
 For the Year Ended
   December 31, 2002
 Class IA............     9.53(3)      0.17(3)      (1.94)(3)     (0.10)(3)         --(3)       --
 Class IB............     9.51(3)      0.14(3)      (1.91)(3)     (0.08)(3)         --(3)       --
 For the Year Ended
   December 31, 2001
 Class IA............    13.64(3)      0.12(3)      (2.61)(3)     (0.01)(3)      (1.61)(3)      --
 Class IB............    13.65(3)      0.12(3)      (2.63)(3)     (0.02)(3)      (1.61)(3)      --
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     1.00         0.03            --         (0.03)            --          --
 Class IB............     1.00         0.03            --         (0.03)            --          --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00           --            --            --             --          --
 Class IB............     1.00           --            --            --             --          --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00         0.01            --         (0.01)            --          --
 Class IB............     1.00           --            --            --             --          --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00         0.01            --         (0.01)            --          --
 Class IB............     1.00         0.01            --         (0.01)            --          --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00         0.04            --         (0.04)            --          --
 Class IB............     1.00         0.04            --         (0.04)            --          --
HARTFORD SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    16.25        (0.02)         3.43            --             --          --
 Class IB............    16.06        (0.03)         3.35            --             --          --
 For the Year Ended
   December 31, 2004
 Class IA............    14.49        (0.07)         1.83            --             --          --
 Class IB............    14.35        (0.09)         1.80            --             --          --
 For the Year Ended
   December 31, 2003
 Class IA............     9.29        (0.04)         5.24            --             --          --
 Class IB............     9.23        (0.04)         5.16            --             --          --
 For the Year Ended
   December 31, 2002
 Class IA............    13.32(3)     (0.08)(3)     (3.95)(3)        --(3)          --(3)       --
 Class IB............    13.26(3)     (0.06)(3)     (3.97)(3)        --(3)          --(3)       --
 For the Year Ended
   December 31, 2001
 Class IA............    16.87(3)      0.01(3)      (2.53)(3)        --(3)       (1.03)(3)      --
 Class IB............    16.83(3)     (0.01)(3)     (2.53)(3)        --(3)       (1.03)(3)      --

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       --------------------------------------------------------------------------------------
                                                              RATIO OF     RATIO OF     RATIO OF
                                                              EXPENSES     EXPENSES       NET
                       NET ASSET               NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                 AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF      TOTAL        PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN        (000'S)     WAIVERS(1)   WAIVERS(1)   NET ASSETS    RATE(4)
                       ---------   -------     -----------   ----------   ----------   ----------   ---------
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $13.59       14.62%    $ 1,251,426      0.78%        0.78%        1.22%         120%
 Class IB............    13.52       14.33         319,626      1.03         1.03         0.97          120
 For the Year Ended
   December 31, 2004
 Class IA............    11.86       18.08       1,054,884      0.80         0.80         1.13          142
 Class IB............    11.83       17.79         247,752      1.05         1.05         0.88          142
 For the Year Ended
   December 31, 2003
 Class IA............    10.11       33.10         823,760      0.83         0.83         1.08          144
 Class IB............    10.09       32.76          76,246      1.08         1.08         0.83          144
 For the Year Ended
   December 31, 2002
 Class IA............     7.66(3)   (17.93)        646,903      0.81         0.81         1.23          161
 Class IB............     7.66(3)   (18.12)         26,641      1.06         1.04         1.00          161
 For the Year Ended
   December 31, 2001
 Class IA............     9.53(3)   (18.73)        941,934      0.81         0.81         1.10          144
 Class IB............     9.51(3)   (18.88)         22,277      1.06         0.99         0.92          144
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............     1.00        2.84       1,353,836      0.49         0.49         2.79           --
 Class IB............     1.00        2.58         264,040      0.75         0.75         2.54           --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00        0.94       1,294,525      0.48         0.48         0.93           --
 Class IB............     1.00        0.69         252,808      0.73         0.73         0.68           --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00        0.75       1,609,439      0.49         0.49         0.75           --
 Class IB............     1.00        0.50         240,930      0.74         0.74         0.50           --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00        1.47       2,319,456      0.49         0.49         1.43           --
 Class IB............     1.00        1.24         261,914      0.74         0.72         1.20           --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00        3.87       1,867,520      0.48         0.48         3.58           --
 Class IB............     1.00        3.68         152,129      0.73         0.66         3.40           --
HARTFORD SMALL
 COMPANY HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    19.66       21.01(5)    1,017,271      0.75         0.75        (0.08)         106
 Class IB............    19.38       20.71(5)      220,310      1.00         1.00        (0.34)         106
 For the Year Ended
   December 31, 2004
 Class IA............    16.25       12.18         904,912      0.75         0.75        (0.41)         141
 Class IB............    16.06       11.90         230,452      1.00         1.00        (0.66)         141
 For the Year Ended
   December 31, 2003
 Class IA............    14.49       55.87         851,283      0.76         0.76        (0.49)         171
 Class IB............    14.35       55.48         190,456      1.01         1.01        (0.74)         171
 For the Year Ended
   December 31, 2002
 Class IA............     9.29(3)   (30.23)        495,074      0.77         0.77        (0.30)         222
 Class IB............     9.23(3)   (30.39)         66,378      1.02         1.00        (0.53)         222
 For the Year Ended
   December 31, 2001
 Class IA............    13.32(3)   (14.92)        745,253      0.76         0.76         0.03          227
 Class IB............    13.26(3)   (15.07)         59,371      1.01         0.94        (0.15)         227

---------------
(1)  Ratios do not reflect reductions for fees paid indirectly.
(2) Information presented relates to a share of capital stock outstanding for the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 20.91% and 20.61% for classes IA and IB, respectively. The net asset value impact of the Payment from the Affiliate was $0.02 and $0.02 for classes IA and IB, respectively.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(2) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD STOCK HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $45.72       $ 0.66       $  3.72        $(0.89)       $   --       $   --
 Class IB............    45.59         0.51          3.74         (0.74)           --           --
 For the Year Ended
   December 31, 2004
 Class IA............    44.37         0.74          1.10         (0.49)           --           --
 Class IB............    44.29         0.64          1.08         (0.42)           --           --
 For the Year Ended
   December 31, 2003
 Class IA............    35.46         0.46          8.93         (0.48)           --           --
 Class IB............    35.42         0.38          8.88         (0.39)           --           --
 For the Year Ended
   December 31, 2002
 Class IA............    47.36(3)      0.43(3)     (11.94)(3)     (0.39)(3)        --(3)        --
 Class IB............    47.31(3)      0.38(3)     (11.95)(3)     (0.32)(3)        --(3)        --
 For the Year Ended
   December 31, 2001
 Class IA............    58.80(3)      0.41(3)      (7.42)(3)     (0.38)(3)     (4.05)(3)       --
 Class IB............    58.79(3)      0.46(3)      (7.57)(3)     (0.32)(3)     (4.05)(3)       --
HARTFORD TOTAL RETURN
 BOND HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.94         0.44         (0.14)        (0.88)        (0.09)          --
 Class IB............    11.86         0.43         (0.17)        (0.83)        (0.09)          --
 For the Year Ended
   December 31, 2004
 Class IA............    12.32         0.40          0.12         (0.58)        (0.32)          --
 Class IB............    12.25         0.45          0.04         (0.56)        (0.32)          --
 For the Year Ended
   December 31, 2003
 Class IA............    11.95         0.36          0.57         (0.50)        (0.06)          --
 Class IB............    11.90         0.40          0.50         (0.49)        (0.06)          --
 For the Year Ended
   December 31, 2002
 Class IA............    11.46(3)      0.56(3)      (0.01)(3)     (0.05)(3)     (0.01)(3)       --
 Class IB............    11.43(3)      0.46(3)       0.07(3)      (0.05)(3)     (0.01)(3)       --
 For the Year Ended
   December 31, 2001
 Class IA............    11.08(3)      0.46(3)       0.48(3)      (0.56)(3)        --(3)        --
 Class IB............    11.07(3)      0.41(3)       0.50(3)      (0.55)(3)        --(3)        --

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                       ------------------------------------------------------------------------------------------
                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                  EXPENSES     EXPENSES       NET
                       NET ASSET                   NET ASSETS    TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT                     AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF     TOTAL             PERIOD        BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN            (000'S)     WAIVERS(1)   WAIVERS(1)   NET ASSETS    RATE(4)
                       ---------   ------          -----------   ----------   ----------   ----------   ---------
HARTFORD STOCK HLS
 FUND
 For the Year Ended
   December 31, 2005
 Class IA............   $49.21       9.62%         $ 4,787,612      0.50%        0.50%        1.21%          91%
 Class IB............    49.10       9.35              770,163      0.75         0.75         0.96           91
 For the Year Ended
   December 31, 2004
 Class IA............    45.72       4.17            5,657,942      0.49         0.49         1.61           30
 Class IB............    45.59       3.91              718,293      0.74         0.74         1.36           30
 For the Year Ended
   December 31, 2003
 Class IA............    44.37      26.47            6,014,675      0.49         0.49         1.18           37
 Class IB............    44.29      26.16              562,979      0.74         0.74         0.93           37
 For the Year Ended
   December 31, 2002
 Class IA............    35.46(3)  (24.25)           5,094,276      0.49         0.49         0.97           44
 Class IB............    35.42(3)  (24.42)             296,767      0.74         0.72         0.75           44
 For the Year Ended
   December 31, 2001
 Class IA............    47.36(3)  (12.23)           7,834,643      0.49         0.49         0.80           39
 Class IB............    47.31(3)  (12.39)             271,475      0.74         0.67         0.62           39
HARTFORD TOTAL RETURN
 BOND HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    11.27       2.45            2,745,115      0.50         0.50         4.09          339
 Class IB............    11.20       2.19            1,068,600      0.75         0.75         3.84          339
 For the Year Ended
   December 31, 2004
 Class IA............    11.94       4.62            2,507,019      0.50         0.50         3.72          164
 Class IB............    11.86       4.33              991,065      0.75         0.75         3.47          164
 For the Year Ended
   December 31, 2003
 Class IA............    12.32       7.85            2,332,343      0.50         0.50         3.74          215
 Class IB............    12.25       7.58              734,768      0.75         0.75         3.49          215
 For the Year Ended
   December 31, 2002
 Class IA............    11.95(3)   10.08            2,145,266      0.51         0.51         5.58          108
 Class IB............    11.90(3)    9.83              382,864      0.76         0.75         5.34          108
 For the Year Ended
   December 31, 2001
 Class IA............    11.46(3)    8.68            1,549,698      0.51         0.51         5.87          185
 Class IB............    11.43(3)    8.49              152,254      0.76         0.69         5.69          185

---------------
(1)  Ratios do not reflect reductions for fees paid indirectly.
(2) Information presented relates to a share of capital stock outstanding for the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund (eight of the portfolios comprising Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ ERNST & YOUNG LLP
                                                 Minneapolis, Minnesota
February 10, 2006

 HARTFORD SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD SERIES FUND, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,061.97             $3.33
  Class IB...........    $1,000.00         $1,059.41             $4.62
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,163.62             $3.76
  Class IB...........    $1,000.00         $1,160.86             $5.12
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,064.12             $3.49
  Class IB...........    $1,000.00         $1,061.46             $4.78
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,148.37             $4.22
  Class IB...........    $1,000.00         $1,145.71             $5.57
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,014.38             $2.54
  Class IB...........    $1,000.00         $1,011.82             $3.80

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.73             $3.52            0.69%       184         365
  Class IB...........    $1,000.00         $1,020.47             $4.79            0.94%       184         365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%       184         365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.27             $3.97            0.78%       184         365
  Class IB...........    $1,000.00         $1,020.01             $5.24            1.03%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,157.87             $4.02
  Class IB...........    $1,000.00         $1,155.11             $5.38
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,097.08             $2.64
  Class IB...........    $1,000.00         $1,094.42             $3.96
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $  996.93             $2.47
  Class IB...........    $1,000.00         $  994.47             $3.72

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
  Class IB...........    $1,000.00         $1,020.21             $5.04            0.99%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%       184         365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365

 HARTFORD SERIES FUND, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to Elect the Following Individuals as Directors:

                                                                  HARTFORD SERIES FUND, INC.
                                                              -----------------------------------
NOMINEE                                                              FOR             WITHHOLD
-------                                                       -----------------   ---------------
Lynn S. Birdsong............................................  3,468,584,222.661   233,611,555.369
Robert M. Gavin, Jr. .......................................  3,463,012,357.243   239,183,420.787
Duane E. Hill...............................................  3,465,430,237.531   236,765,540.499
Sandra S. Jaffee............................................  3,467,809,726.812   234,386,051.218
William P. Johnston.........................................  3,467,974,649.135   234,221,128.895
Phillip O. Peterson.........................................  3,466,304,390.370   235,891,387.660
Thomas M. Marra.............................................  3,467,927,386.080   234,268,391.950
Lowndes A. Smith............................................  3,472,200,144.990   229,995,633.040
David M. Znamierowski.......................................  3,462,388,716.114   239,807,061.916

2. Proposal to Permit the Investment Adviser to Select and Contract with Unaffiliated Sub-Advisers without Shareholder Approval:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    371,545,541.234    29,621,399.199   21,219,890.724
Hartford Capital Appreciation HLS Fund......................    199,645,038.470    15,807,493.427   10,257,395.024
Hartford Dividend and Growth HLS Fund.......................    260,709,366.819    18,447,688.684   14,033,998.863
Hartford International Opportunities HLS Fund...............     96,176,499.659     7,279,101.698    5,255,710.603
Hartford Money Market HLS Fund..............................  1,148,269,118.502   239,886,049.161   85,032,372.446
Hartford Small Company HLS Fund.............................     49,078,660.916     6,337,150.986    2,479,074.496
Hartford Stock HLS Fund.....................................    104,528,982.374     7,527,546.788    5,478,610.445
Hartford Total Return Bond HLS Fund.........................    248,368,027.776    24,138,663.956   13,721,002.505

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Advisers HLS Fund..................................    380,311,882.845    17,311,733.975   24,763,214.337
Hartford Capital Appreciation HLS Fund......................    204,443,711.525     9,785,155.519   11,481,059.877
Hartford Dividend and Growth HLS Fund.......................    265,979,555.422    11,127,001.711   16,084,497.233
Hartford International Opportunities HLS Fund...............     98,793,634.905     4,123,330.349    5,794,346.706
Hartford Money Market HLS Fund..............................  1,196,514,723.367   180,196,190.433   96,476,626.309
Hartford Small Company HLS Fund.............................     52,609,303.183     2,378,695.877    2,906,887.338
Hartford Stock HLS Fund.....................................    106,680,686.827     4,596,991.559    6,257,461.221
Hartford Total Return Bond HLS Fund.........................    253,722,574.627    17,435,929.755   15,069,189.855

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

  HARTFORD ADVISERS HLS FUND, HARTFORD CAPITAL APPRECIATION HLS FUND, HARTFORD DIVIDEND AND GROWTH HLS FUND, HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                        HARTFORD MONEY MARKET HLS FUND,
HARTFORD SMALL COMPANY HLS FUND, HARTFORD STOCK HLS FUND, HARTFORD TOTAL RETURN
                                 BOND HLS FUND.

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Funds' investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreements between HL Advisors and such Funds' sub-advisers ("sub-advisers") -- Wellington Management Company, LLP ("Wellington") or Hartford Investment Management Company ("Hartford Investment Management") (collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and each sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each of the Funds and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by HL Advisors, the sub-advisers, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to each of the Funds. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees, sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees, sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Funds at the June and August meetings, and dealt with each Fund separately. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for The Hartford Advisers HLS Fund. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Funds, and Wellington and Hartford Investment Management as sub-advisers, was in the best interests of each Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and HL Advisors' and each sub-adviser's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and each sub-adviser, and the adequacy of the time and attention devoted by

---------------

1 The Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to the Funds. The Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

them to the Funds. The Board considered HL Advisors' and each sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and their investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and each sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and each sub-adviser's compliance policies and procedures, their compliance history, and reports from the Funds' Chief Compliance Officer on HL Advisors' and each sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-advisers' support of the Funds' compliance control structure, particularly the resources devoted by HL Advisors and the sub-advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers, while Hartford Life provides administrative services to the Funds. The Board considered its experiences with HL Advisors and Hartford Life with respect to each of the services provided to the Funds, including HL Advisors' management and monitoring of the Funds' sub-advisers, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel (including each sub-adviser's ability to attract and retain qualified investment professionals), each sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of each sub-adviser's communications with the Board, and each sub-adviser's responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

PERFORMANCE OF THE FUNDS, HL ADVISORS, AND THE SUB-ADVISERS

The Board considered the investment performance of each of the Funds. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term, long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-advisers and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-advisers' analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

With respect to certain specific Funds, the Board considered actions HL Advisors and the relevant sub-adviser had taken to address performance. As of May 1, 2005, Wellington had replaced the portfolio management team for the Advisers HLS Fund and the Stock HLS Fund. Information presented to the Board concerning these changes demonstrated the strong capabilities and track record of the new portfolio management team as well as Wellington's commitment to dedicate attention and resources to the Funds.

Based on these considerations, the Board concluded with respect to each of the Funds that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors and the sub-advisers are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

The Funds disclose more information about their performance in the Manager Discussions and Financial Highlights sections of this Report and in the Funds' prospectus.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISERS

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and as to profits expected from the management of each Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-advisers and their affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. With respect to those Funds sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates have subsidized certain of the Funds fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Funds on a pre-tax basis without regard to distribution expenses.

The Board also requested and received information relating to the operations and profitability of Wellington. In evaluating Wellington's profitability with respect to the Funds, the Board considered primarily HL Advisors' and Wellington's representations that HL Advisors had negotiated Wellington's subadvisory fees at arm's length. In addition, the Board considered representations from Wellington to the effect that the fees that HL Advisors would pay to it were comparable to fees charged by Wellington to similar clients. The Board also considered Wellington's use of "soft dollars" in connection with allocation of the Funds' brokerage commissions to obtain research that would benefit all of its clients and reduce amounts Wellington might otherwise have to pay for such research.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISERS

The Board considered comparative information with respect to the investment management fees and administrative fees to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees, sub-advisory fees, and total operating expenses for each of the Funds. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees, sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund's management and sub-advisory fees, administrative fees, and total operating expenses. While the

--------------------------------------------------------------------------------

Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of the Funds fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Funds' fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers, additional breakpoints and expense caps. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions.

Unless otherwise noted, the following fee reductions and fee waivers were agreed to at the meeting, each effective November 1, 2005:

- Hartford Advisers HLS Fund -- 3.3 basis point contractual fee reduction;

With respect to The Hartford Advisers HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.68% on assets up to $250 million; 0.655% on assets greater than $250 million up to $500 million; 0.645% on assets greater than $500 million up to $1 billion; and 0.595% on assets in excess of $1 billion. With respect to The Hartford Money Market HLS Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.45% on assets up to $2 billion; 0.40% on assets greater than $2 billion up to $5 billion; 0.38% on assets greater than $5 billion up to $10 billion; and 0.37% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint of 2 basis points on assets in excess of $5 billion but less than $10 billion and 1 basis point on assets in excess of $10 billion; for each of the following funds:

     Hartford Money Market HLS Fund
     Hartford Total Return Bond HLS Fund

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that each Fund's management fee administrative fee, sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors.

The Board reviewed the breakpoints in the management fee schedule and administrative fee schedule, including the additional breakpoints agreed to in the schedule for each Fund sub-advised by Hartford Investment Management as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Funds and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-advisers' realization of economies of scale with respect to the Funds. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Funds' management fee and administrative fee and sub-advisory fee schedules as the Funds grow over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the Funds for providing certain administrative services, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Funds over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Funds.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to Wellington from its proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Financials

                                                             (THE HARTFORD LOGO)

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            CONSUMER STAPLES -- 2.7%
 $21,700    Anz, Inc..........................................  4.25%   02/08/2006   $   21,604
  23,000    Stadshypotek AB...................................  4.37%   02/27/2006       22,843
                                                                                     ----------
                                                                                         44,447
                                                                                     ----------
            FINANCE -- 95.3%
  23,000    AIG...............................................  4.17%   03/17/2006       22,794
  23,000    Alliance & Leicester..............................  4.09%   02/06/2006       22,979
  23,000    Alliance & Leicester..............................  4.17%   01/09/2006       22,905
  23,190    American Express Credit Corp. G...................  4.54%   05/16/2006       23,208
  23,000    American Express Credit Corp. G...................  4.46%   12/15/2006       23,026
  23,000    American General Finance Corp.....................  4.36%   01/25/2006       22,937
  46,000    American Honda Finance Corp. MG...................  4.51%   08/15/2006       46,058
  23,000    Amsterdam Funding Corp............................  4.23%   01/26/2006       22,933
  23,000    Amsterdam Funding Corp............................  4.28%   01/05/2006       22,989
  23,000    Bank of America Corp..............................  4.37%   03/01/2006       22,837
  23,000    Bank of America Corp..............................  4.33%   03/13/2006       22,807
  23,000    Bank One Corp. G..................................  4.45%   08/11/2006       23,022
  23,000    Bank One Corp. G..................................  4.59%   02/27/2006       23,008
  23,000    Barton Capital Corp...............................  4.10%   01/10/2006       22,977
  21,800    Bear Stearns Co., Inc.............................  4.13%   01/17/2006       21,760
  26,100    Bear Stearns Co., Inc. G..........................  4.75%   06/19/2006       26,133
  21,700    Britannia Building Society........................  4.38%   02/08/2006       21,600
  23,000    Britannia Building Society........................  4.33%   02/14/2006       22,879
  23,000    Cafco.............................................  4.21%   02/01/2006       22,955
  23,000    Cafco.............................................  4.22%   01/18/2006       22,917
   8,700    Caterpillar Financial Services Corp. G............  4.13%   04/07/2006        8,702
  30,400    Caterpillar Financial Services Corp. G............  4.47%   03/03/2006       30,402
  26,000    Citibank NA.......................................  4.30%   02/15/2006       26,146
  21,500    Citigroup, Inc. G.................................  4.49%   05/19/2006       21,514
  40,000    Countrywide Financial Corp........................  4.28%   01/03/2006       39,990
  23,000    General Electric Co...............................  4.36%   03/16/2006       22,797
  23,000    General Electric Co...............................  4.21%   02/02/2006       22,915
  46,000    Goldman Sachs Group, Inc. G.......................  4.33%   08/01/2006       46,019
  23,000    Greenwich Capital Holdings, Inc. G................  4.25%   02/01/2006       23,000
  23,000    HBOS..............................................  4.36%   03/17/2006       22,794
  23,000    HBOS..............................................  4.46%   03/20/2006       22,780
  21,800    Household Financial Corp..........................  6.49%   01/24/2006       21,829
  23,000    HSBC Finance Corp.................................  4.11%   01/13/2006       22,969
  43,000    Lehman Brothers Holdings, Inc. G..................  4.21%   06/02/2006       43,017
  46,000    Merrill Lynch & Co. G.............................  4.23%   10/19/2006       46,030
  21,700    Morgan Stanley Dean Witter, Inc...................  6.08%   04/15/2006       21,788
  23,000    Morgan Stanley Dean Witter, Inc...................  4.43%   01/04/2006       22,992

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE       VALUE U
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    Nationwide Building Society M.....................  4.16%   01/20/2006   $   22,950
  23,000    Nationwide Building Society M.....................  4.43%   03/09/2006       22,813
  23,000    Nordea NA.........................................  4.38%   04/03/2006       22,747
  23,000    Nordea NA.........................................  4.09%   01/12/2006       22,972
  23,000    Northern Rock plc.................................  4.22%   02/03/2006       22,912
  23,000    Northern Rock plc.................................  4.36%   03/14/2006       22,802
  23,000    Old Line Funding..................................  4.19%   01/05/2006       22,989
  23,000    Old Line Funding..................................  4.31%   02/07/2006       22,899
  23,000    Preferred Funding Corp............................  4.24%   01/25/2006       22,935
  23,000    Sheffield Receivables.............................  4.18%   01/06/2006       22,987
  20,900    SLM Corp. G.......................................  4.37%   04/25/2006       20,911
  46,000    Spintab AB........................................  4.13%   01/20/2006       45,901
  23,000    Toyota Motor Credit Corp..........................  4.32%   02/06/2006       22,901
  23,000    Toyota Motor Credit Corp..........................  4.17%   01/25/2006       22,937
  18,230    Triple A-1 Funding................................  4.32%   01/25/2006       18,178
  23,000    Triple A-1 Funding................................  4.31%   01/09/2006       22,978
  49,220    UBS Finance LLC...................................  4.19%   01/03/2006       49,209
  23,000    Washington Mutual Bank FA G.......................  4.50%   07/26/2006       23,000
  46,000    Wells Fargo & Co. G...............................  4.54%   03/03/2006       46,010
  23,000    Westpac Banking Corp..............................  4.42%   03/06/2006       22,821
  23,000    Westpac Banking Corp..............................  4.20%   01/31/2006       22,920
  23,000    Yorktown Capital..................................  4.34%   01/20/2006       22,947
  23,000    Yorktown Capital..................................  4.31%   01/20/2006       22,948
                                                                                     ----------
                                                                                      1,541,075
                                                                                     ----------
            TECHNOLOGY -- 1.7%
  27,900    Oracle Corp.......................................  4.39%   01/30/2006       27,802
                                                                                     ----------
            Total investments in securities
              (cost $1,613,324) O.............................                       $1,613,324
                                                                                     ==========

 Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O  Also represents cost for federal tax purposes.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
       1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2005, was $91,821, which represents 5.68% of total net assets.

    G Variable rate securities; the yield reported is the rate in effect at December 31, 2005.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                              MONEY MARKET
                                                                HLS FUND
                                                              ------------
ASSETS:
  Investments in securities, at amortized cost, which
    approximates market value@..............................   $1,613,324
  Receivables:
    Fund shares sold........................................        6,521
    Dividends and interest..................................        3,589
                                                               ----------
Total assets................................................    1,623,434
                                                               ----------
LIABILITIES:
  Bank overdraft............................................            4
  Payables:
    Fund shares redeemed....................................        5,407
    Investment advisory and management fees.................           44
    Administrative fees.....................................           35
    Distribution fees.......................................            7
  Accrued expenses..........................................           61
                                                               ----------
Total liabilities...........................................        5,558
                                                               ----------
Net assets..................................................   $1,617,876
                                                               ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $1,617,876
                                                               ----------
Net assets..................................................   $1,617,876
                                                               ==========
Shares authorized...........................................    7,000,000
                                                               ----------
Par value...................................................   $    0.001
                                                               ----------
CLASS IA: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................    1,353,836
                                                               ----------
          Net assets........................................   $1,353,836
                                                               ----------
CLASS IB: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................      264,040
                                                               ----------
          Net assets........................................   $  264,040
                                                               ----------
@ Cost of securities........................................   $1,613,324
                                                               ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                              MONEY MARKET
                                                                HLS FUND
                                                              ------------
INVESTMENT INCOME:
  Interest..................................................    $53,750
                                                                -------
    Total investment income, net............................     53,750
                                                                -------
EXPENSES:
  Investment management and advisory fees...................      4,092
  Administrative services fees..............................      3,273
  Distribution fees -- Class B..............................        660
  Custodian fees............................................         14
  Accounting services.......................................        328
  Board of Directors' fees..................................         19
  Other expenses............................................        372
                                                                -------
    Total expenses (before fees paid indirectly)............      8,758
  Fees paid indirectly......................................         (6)
                                                                -------
    Total fees paid indirectly..............................         (6)
                                                                -------
    Total expenses, net.....................................      8,752
                                                                -------
  Net investment income.....................................     44,998
                                                                -------
NET REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................          3
                                                                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $45,001
                                                                =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MONEY MARKET
                                                                          HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income.....................................  $    44,998          $    15,755
  Net realized gain on investments..........................            3                   --
                                                              -----------          -----------
  Net increase in net assets resulting from operations......       45,001               15,755
                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (38,276)             (13,838)
    Class IB................................................       (6,722)              (1,917)
  From net realized gain on investments
    Class IA................................................           (2)                  --
    Class IB................................................           (1)                  --
                                                              -----------          -----------
    Total distributions.....................................      (45,001)             (15,755)
                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................    4,751,573            4,564,702
      Issued on reinvestment of distributions...............       41,530               13,838
      Redeemed..............................................   (4,733,793)          (4,893,454)
                                                              -----------          -----------
    Total capital share transactions........................       59,310             (314,914)
                                                              -----------          -----------
    Class IB
      Sold..................................................      237,251              323,333
      Issued on reinvestment of distributions...............        7,288                1,917
      Redeemed..............................................     (233,306)            (313,372)
                                                              -----------          -----------
    Total capital share transactions........................       11,233               11,878
                                                              -----------          -----------
         Net increase (decrease) from capital share
         transactions.......................................       70,543             (303,036)
                                                              -----------          -----------
         Net increase (decrease) in net assets..............       70,543             (303,036)
NET ASSETS:
  Beginning of period.......................................    1,547,333            1,850,369
                                                              -----------          -----------
  End of period.............................................  $ 1,617,876          $ 1,547,333
                                                              ===========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --          $        --
                                                              ===========          ===========
SHARES:
    Class IA
      Sold..................................................    4,751,573            4,564,702
      Issued on reinvestment of distributions...............       41,530               13,838
      Redeemed..............................................   (4,733,793)          (4,893,454)
                                                              -----------          -----------
    Total share activity....................................       59,310             (314,914)
                                                              -----------          -----------
    Class IB
      Sold..................................................      237,251              323,333
      Issued on reinvestment of distributions...............        7,288                1,917
      Redeemed..............................................     (233,306)            (313,372)
                                                              -----------          -----------
    Total share activity....................................       11,233               11,878
                                                              -----------          -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Money Market HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a series of Hartford Series Fund, Inc.

    The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class in the Fund based on the ratio of prior day's net assets.

    Indemnifications -- Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation -- The Hartford Money Market HLS Fund's assets are valued at amortized cost, which approximates market value.

    c) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. The Fund held no repurchase agreements at December 31, 2005.

    d) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005, there are no joint trading accounts.

    e) (1) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of a regulated investment company. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    e) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                         FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                          DECEMBER 31, 2005            DECEMBER 31, 2004
                                                                      -------------------------    -------------------------
                                                                      ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
        FUND                                                           INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
        ----                                                          --------    -------------    --------    -------------
        Hartford Money Market HLS Fund..............................  $45,001        $    --       $15,755        $    --

    f) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders or plan participants. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (NYSE). Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        The Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

    g) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    h) Illiquid Securities -- The Fund is permitted to invest up to 10% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments and investment in them may have an adverse impact on the Fund's net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors. For the year ended December 31, 2005, the Funds held illiquid securities as denoted in the Fund's Schedule of Investments.

    i) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Fund pursuant to an investment management agreements approved by the Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the subadviser:

                         HARTFORD MONEY MARKET HLS FUND

        AVERAGE DAILY NET ASSETS                               ANNUAL RATE
        ------------------------                               -----------
        On first $2 billion..................................    0.250%
        On next $3 billion...................................    0.200%
        On next $5 billion...................................    0.180%
        Over $10 billion.....................................    0.170%

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets for the year ended December 31, 2005. Effective January 1, 2006, the annual rate was reduced to 0.015% of daily net assets.

    d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    e) Fees Paid Indirectly -- The Fund has entered into agreements with the State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements such rebates are used to pay a portion of the Fund's expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statement of Operations.

--------------------------------------------------------------------------------

        The ratio of expenses to average net assets excludes expenses paid indirectly in the financial highlights. Had the expenses paid indirectly been included, the annualized ratio for the year ended December 31, 2005, would have been as follows:

                                                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                        DECEMBER 31, 2005       DECEMBER 31, 2004
                                                                      RATIO OF EXPENSES TO    RATIO OF EXPENSES TO
                                                                       AVERAGE NET ASSETS      AVERAGE NET ASSETS
                                                                          AFTER WAIVERS           AFTER WAIVERS
                                                                           AND OFFSETS             AND OFFSETS
                                                                      ---------------------   ---------------------
        FUND                                                           CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                          ----------   --------   ----------   --------
        Hartford Money Market HLS Fund..............................     0.49%       0.74%       0.48%       0.73%

    f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that the Fund pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 HARTFORD MONEY MARKET HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        -- SELECTED PER-SHARE DATA(2) --
                       ------------------------------------------------------------------
                                                NET REALIZED
                                                    AND                     DISTRIBUTIONS
                       NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                       VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                       BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                       OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                       ---------   ----------   ------------   ----------   -------------   -------
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    $1.00       $0.03          $--          $(0.03)       $   --         $--
 Class IB............     1.00        0.03           --           (0.03)           --          --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00          --           --              --            --          --
 Class IB............     1.00          --           --              --            --          --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00        0.01           --           (0.01)           --          --
 Class IB............     1.00          --           --              --            --          --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00        0.01           --           (0.01)           --          --
 Class IB............     1.00        0.01           --           (0.01)           --          --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00        0.04           --           (0.04)           --          --
 Class IB............     1.00        0.04           --           (0.04)           --          --

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                       ----------------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                       NET ASSET            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                       VALUE AT             AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                        END OF     TOTAL      PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                        PERIOD     RETURN    (000'S)     WAIVERS(1)   WAIVERS(1)   NET ASSETS     RATE
                       ---------   ------   ----------   ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET
 HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA............    $1.00      2.84%   $1,353,836      0.49%        0.49%        2.79%         --%
 Class IB............     1.00      2.58       264,040      0.75         0.75         2.54          --
 For the Year Ended
   December 31, 2004
 Class IA............     1.00      0.94     1,294,525      0.48         0.48         0.93          --
 Class IB............     1.00      0.69       252,808      0.73         0.73         0.68          --
 For the Year Ended
   December 31, 2003
 Class IA............     1.00      0.75     1,609,439      0.49         0.49         0.75          --
 Class IB............     1.00      0.50       240,930      0.74         0.74         0.50          --
 For the Year Ended
   December 31, 2002
 Class IA............     1.00      1.47     2,319,456      0.49         0.49         1.43          --
 Class IB............     1.00      1.24       261,914      0.74         0.72         1.20          --
 For the Year Ended
   December 31, 2001
 Class IA............     1.00      3.87     1,867,520      0.48         0.48         3.58          --
 Class IB............     1.00      3.68       152,129      0.73         0.66         3.40          --

---------------
(1) Ratios do not reflect reductions for fees paid indirectly.
(2) Information presented relates to a share of capital stock outstanding for the indicated period.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hartford Money Market HLS Fund (one of the portfolios comprising Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Hartford Money Market HLS Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 10, 2006

 HARTFORD MONEY MARKET HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee

     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004

     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee

     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005

     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee

     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee

     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005

     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD MONEY MARKET HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,014.38             $2.54
  Class IB...........    $1,000.00         $1,011.82             $3.80

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365

 HARTFORD MONEY MARKET HLS FUND

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to Elect the Following Individuals as Directors:

                                                                  HARTFORD SERIES FUND, INC.
                                                              -----------------------------------
NOMINEE                                                              FOR             WITHHOLD
-------                                                       -----------------   ---------------
Lynn S. Birdsong............................................  3,468,584,222.661   233,611,555.369
Robert M. Gavin, Jr. .......................................  3,463,012,357.243   239,183,420.787
Duane E. Hill...............................................  3,465,430,237.531   236,765,540.499
Sandra S. Jaffee............................................  3,467,809,726.812   234,386,051.218
William P. Johnston.........................................  3,467,974,649.135   234,221,128.895
Phillip O. Peterson.........................................  3,466,304,390.370   235,891,387.660
Thomas M. Marra.............................................  3,467,927,386.080   234,268,391.950
Lowndes A. Smith............................................  3,472,200,144.990   229,995,633.040
David M. Znamierowski.......................................  3,462,388,716.114   239,807,061.916

2. Proposal to Permit the Investment Adviser to Select and Contract with Unaffiliated Sub-Advisers without Shareholder Approval:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Money Market HLS Fund..............................  1,148,269,118.502   239,886,049.161   85,032,372.446

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry:

                                                                     FOR              AGAINST          ABSTAIN
                                                              -----------------   ---------------   --------------
Hartford Money Market HLS Fund..............................  1,196,514,723.367   180,196,190.433   96,476,626.309

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Fund, including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Fund with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreement between HL Advisors and Hartford Investment Management Company ("Hartford Investment Management"), the Fund's sub-adviser ("sub-adviser")(collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and the sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by HL Advisors, the sub-adviser, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to the Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund's management, administrative fees, sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating the Fund's management fees, administrative fees, sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Fund at the June and August meetings. In determining to continue the agreements for the Fund, the Board determined that the proposed management fee structure was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Fund, and Hartford Investment Management as sub-adviser, was in the best interests of the Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Fund by HL Advisors and the sub-adviser. The Board considered, among other things, the terms of the agreements, the range of services provided, and HL Advisors' and the sub-adviser's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and the sub-adviser, and the adequacy of the time and attention devoted by them to the Fund. The Board considered HL Advisors' and the sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Fund, and its investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and the sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and the sub-

---------------

1 The Hartford Money Market HLS Fund has entered into an investment management agreement with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to the Fund. The Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

adviser's compliance policies and procedures, their compliance history, and reports from the Fund's Chief Compliance Officer on HL Advisors' and the sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-adviser's support of the Fund's compliance control structure, particularly the resources devoted by HL Advisors and the sub-adviser in support of the Fund's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of the Fund and providing investment advisory services to the Fund in connection with selecting, monitoring and supervising the sub-adviser, while Hartford Life provides administrative services to the Fund. The Board considered its experiences with HL Advisors and Hartford Life with respect to each of the services provided to the Fund, including HL Advisors' management and monitoring of the Fund's sub-adviser, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Fund's officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and their shareholders by HL Advisors' affiliates.

With respect to the sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the sub-adviser's investment personnel (including the sub-adviser's ability to attract and retain qualified investment professionals), the sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of the sub-adviser's communications with the Board and responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE OF THE FUND, HL ADVISORS, AND THE SUB-ADVISER

The Board considered the investment performance of the Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing the Fund's short-term, long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors the sub-adviser) and discussions with portfolio managers and other representatives of the sub-adviser at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to the Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-adviser and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board reviewed the performance of the Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-adviser's analysis of the Fund's performance for these time periods, with specific attention to information indicating any underperformance of the Fund for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of the Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to the Fund that the Fund's performance over time has been satisfactory and that HL Advisors and the sub-adviser are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-adviser's overall capabilities to manage the Fund.

The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Report and in the Fund's prospectus.

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISER

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Fund and HL Advisors' profitability, both overall and as to profits expected from the management of the Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-adviser and their affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board considered the costs and profitability information for HL Advisors and the sub-adviser in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates may have subsidized certain of the Fund fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-adviser and their affiliates from their relationship with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISER

The Board considered comparative information with respect to the investment management fees and administrative fees to be paid by the Fund to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the sub-adviser relating to the management fees, administrative fees, sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund's management fees, administrative fees, sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund's management and sub-advisory fees, administrative fees, and total operating expenses. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of Fund fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Fund's fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers and additional breakpoints. In its deliberations, the Board gave significant weight to the Fund's overall expense ratio, net of these reductions.

With respect to the Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.45% on assets up to $2 billion; 0.40% on assets greater than $2 billion up to $5 billion; 0.38% on assets greater than $5 billion up to $10 billion; and 0.37% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint for the Fund of 2 basis points on assets in excess of $5 billion but less than $10 billion and 1 basis point on assets in excess of $10 billion.

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that the Fund's management fee administrative fee, sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of Fund investors.

The Board reviewed the breakpoints in the management fee schedule and administrative fee schedule. These breakpoints provide economies of scale to the Fund and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that if the Fund reaches assets beyond the last breakpoint level it will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-adviser's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Fund's management fee and administrative fee and sub-advisory fee schedules as the Fund grows over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of Fund investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-adviser and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the Fund for providing certain administrative services, and that Hartford Life also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Fund over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Fund.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Fund's transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund's transfer agency function to HISC.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered representations from HL Advisors and the sub-adviser that the sub-adviser would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Fund.

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Annual Report
         December 31, 2005                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/95 - 12/31/05
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/95                                                                      10000                              10000
                                                                           10333                              10340
                                                                           10422                              10436
                                                                           10526                              10537
                                                                           10670                              10692
                                                                           10941                              10967
                                                                           10972                              11009
                                                                           10479                              10523
                                                                           10695                              10745
                                                                           11287                              11349
                                                                           11592                              11662
                                                                           12463                              12543
12/96                                                                      12209                              12295
                                                                           12960                              13062
                                                                           13058                              13165
                                                                           12510                              12625
                                                                           13256                              13378
                                                                           14060                              14192
                                                                           14678                              14827
                                                                           15840                              16006
                                                                           14948                              15110
                                                                           15761                              15937
                                                                           15230                              15406
                                                                           15922                              16118
12/97                                                                      16191                              16395
                                                                           16366                              16576
                                                                           17538                              17771
                                                                           18428                              18680
                                                                           18608                              18868
                                                                           18278                              18544
                                                                           19018                              19297
                                                                           18809                              19092
                                                                           16082                              16331
                                                                           17111                              17378
                                                                           18495                              18790
                                                                           19604                              19929
12/98                                                                      20734                              21077
                                                                           21586                              21958
                                                                           20907                              21275
                                                                           21737                              22126
                                                                           22566                              22983
                                                                           22018                              22441
                                                                           23240                              23687
                                                                           22503                              22947
                                                                           22390                              22833
                                                                           21771                              22207
                                                                           23138                              23612
                                                                           23599                              24092
12/99                                                                      24982                              25511
                                                                           23719                              24229
                                                                           23262                              23771
                                                                           25521                              26095
                                                                           24745                              25310
                                                                           24227                              24790
                                                                           24816                              25402
                                                                           24420                              25005
                                                                           25927                              26557
                                                                           24550                              25155
                                                                           24438                              25049
                                                                           22505                              23075
12/00                                                                      22609                              23189
                                                                           23401                              24011
                                                                           21259                              21823
                                                                           19906                              20441
                                                                           21445                              22027
                                                                           21579                              22175
                                                                           21045                              21636
                                                                           20830                              21423
                                                                           19517                              20083
                                                                           17927                              18462
                                                                           18266                              18815
                                                                           19659                              20258
12/01                                                                      19825                              20436
                                                                           19525                              20138
                                                                           19142                              19750
                                                                           19856                              20492
                                                                           18645                              19251
                                                                           18497                              19109
                                                                           17177                              17749
                                                                           15832                              16366
                                                                           15929                              16472
                                                                           14193                              14684
                                                                           15440                              15974
                                                                           16340                              16913
12/02                                                                      15375                              15921
                                                                           14966                              15505
                                                                           14737                              15273
                                                                           14875                              15421
                                                                           16102                              16690
                                                                           16941                              17568
                                                                           17148                              17793
                                                                           17445                              18107
                                                                           17776                              18459
                                                                           17581                              18264
                                                                           18569                              19296
                                                                           18725                              19466
12/03                                                                      19700                              20486
                                                                           20051                              20862
                                                                           20324                              21151
                                                                           20012                              20832
                                                                           19691                              20506
                                                                           19952                              20787
                                                                           20327                              21191
                                                                           19652                              20489
                                                                           19727                              20572
                                                                           19933                              20794
                                                                           20231                              21112
                                                                           21041                              21966
12/04                                                                      21747                              22713
                                                                           21211                              22160
                                                                           21648                              22626
                                                                           21260                              22226
                                                                           20845                              21804
                                                                           21504                              22497
                                                                           21528                              22530
                                                                           22320                              23367
                                                                           22112                              23154
                                                                           22283                              23341
                                                                           21903                              22952
                                                                           22722                              23819
12/05                                                                      22727                              23828

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $22,727 ending value                       $23,828 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/05)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                   4.50%   0.10%    8.56%
------------------------------------------------------
Index IB(3)                4.24%  -0.13%    8.30%
------------------------------------------------------
S&P 500 Index              4.91%   0.55%    9.07%
------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD C. CAPUTO, CFA
Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 4.50% for the year ended December 31, 2005. The Fund underperformed the S&P 500 Index which returned 4.91% and the Lipper S&P 500 Average which returned 4.52%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After rallying in the latter half of 2004, the equity markets retreated early in 2005 amid concerns that the U.S. economy might be losing the momentum that it demonstrated in 2004. However, after experiencing a loss in the first quarter of 2005, the equity markets, as measured by the S&P 500 Index (a common representation for the broad equity markets), posted three consecutive quarters of positive performance, resulting in a gain of 4.91% for the year. However, that positive gain was below the market's long-term average. Although 2005's performance was disappointing to many investors, a year of underperformance should be expected after the spectacular returns in 2003 and the late 1990's. Early in the year, fears of rising inflation, historically high oil prices, and worries about a slowing economy tempered the markets. However, as the year progressed, the economy remained sound and the Federal Reserve raised interest rates eight times, giving investors confidence that it would keep inflation under control. Therefore, even devastating hurricanes, record high fuel prices and rising commodity prices did not prevent equities from posting a positive return for the year.

By design, the Fund is managed to mimic the performance of the S&P 500 Fund. Due this approach, the Fund is expected to perform in line with the Index. However, in accordance with SEC guidance, requirements, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to the HIG is reallocated across the Life/Health Insurance and Property/Casualty Insurance industries. At times during the year, the under exposure to the HIG both added and detracted from performance relative to the Index. This year, gains from trading stocks and futures, securities lending, and a few corporate action decisions offset brokerage commissions and contributed to the Funds performance. The largest corporate action contribution came from the Sprint/Nextel Communications deal. The S&P 500 Index reflected Sprint's acquisition of Nextel Communications by removing Nextel Communications from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS THE OUTLOOK?

Towards the end of 2005, many investors became concerned about the condition of the economy after a couple negative economic reports. However, in December the economic outlook improved as

--------------------------------------------------------------------------------

inflation was benign, consumer confidence rebounded, and the labor markets picked up. In this environment, we expect the Federal Reserve to raise rates again at the end of January. By their own admission, a significant amount of accommodation has been removed from the economy and hence policy is increasingly data dependent going forward. Thus, the market is keenly focused on the housing sector and consumer spending. While there is some indication that the housing market will slow in 2006, housing starts and sales remain "brisk" to use the Federal Reserve's terminology. Even if housing cools and consumer spending slows, business investment and export growth may offset any drag to the economy from housing and the consumer. We will continue to manage the Fund in a manner that closely matches the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2005

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      9.0
-------------------------------------------------------------------
Finance                                                    22.9
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                    6.8
-------------------------------------------------------------------
Technology                                                 21.6
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   3.3
-------------------------------------------------------------------
Short-Term Investments                                     14.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 3.2%
      39    Air Products and Chemicals, Inc. .................  $    2,279
     151    Alcoa, Inc. ......................................       4,465
      15    Allegheny Technologies, Inc. H....................         534
      13    Ashland, Inc. H...................................         724
      18    Ball Corp. .......................................         715
      18    Bemis Co. ........................................         510
      11    Cooper Tire & Rubber Co. .........................         162
     167    Dow Chemical Co. .................................       7,336
     160    DuPont (E.I.) de Nemours & Co. H..................       6,779
      14    Eastman Chemical Co. .............................         727
      50    Eastman Kodak Co. H...............................       1,165
      21    Engelhard Corp. ..................................         627
      25    Fortune Brands, Inc. .............................       1,974
      32    Freeport-McMoRan Copper & Gold, Inc. Class B H....       1,716
      31    Goodyear Tire & Rubber Co. BH.....................         532
      20    Hercules, Inc. B..................................         221
      14    International Flavors & Fragrances, Inc. .........         469
      85    International Paper Co. H.........................       2,860
      81    Kimberly-Clark Corp. .............................       4,838
      18    Louisiana-Pacific Corp. ..........................         505
      32    MeadWestvaco Corp. ...............................         883
      78    Newmont Mining Corp. H............................       4,139
      27    Nucor Corp. H.....................................       1,801
      12    OfficeMax, Inc. ..................................         312
      25    Pactiv Corp. BH...................................         548
      18    Phelps Dodge Corp. ...............................       2,532
      29    PPG Industries, Inc. .............................       1,679
      56    Praxair, Inc. ....................................       2,960
      25    Rohm & Haas Co. ..................................       1,211
      14    Sealed Air Corp. BH...............................         792
      10    Snap-On, Inc. ....................................         376
      13    Stanley Works.....................................         605
      20    Temple-Inland, Inc. H.............................         875
      20    United States Steel Corp. H.......................         947
      18    Vulcan Materials Co. .............................       1,199
                                                                ----------
                                                                    59,997
                                                                ----------
            CAPITAL GOODS -- 4.8%
     132    3M Co. ...........................................      10,214
      32    American Standard Cos., Inc. .....................       1,266
      59    Baker Hughes, Inc. ...............................       3,604
      14    Black & Decker Corp. H............................       1,183
     140    Boeing Co. .......................................       9,834
     118    Caterpillar, Inc. ................................       6,817
       8    Cummins, Inc. H...................................         727
      42    Deere & Co. ......................................       2,847
      26    Eaton Corp. ......................................       1,724
      35    General Dynamics Corp. ...........................       3,980
      21    Goodrich Corp. ...................................         875
     146    Honeywell International, Inc. ....................       5,446
      36    Illinois Tool Works, Inc. ........................       3,124
      57    Ingersoll-Rand Co. Class A........................       2,317
      59    International Game Technology H...................       1,801
      16    ITT Industries, Inc. .............................       1,645

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      30    National Oilwell Varco, Inc. B....................  $    1,894
      62    Northrop Grumman Corp. H..........................       3,703
      23    Novellus Systems, Inc. B..........................         557
      22    Pall Corp. .......................................         580
      21    Parker-Hannifin Corp. ............................       1,372
      40    Pitney Bowes, Inc. ...............................       1,673
      31    Rockwell Automation, Inc. ........................       1,840
      34    Teradyne, Inc. BH.................................         498
      23    Textron, Inc. ....................................       1,771
     349    Tyco International Ltd. H.........................      10,078
     177    United Technologies Corp. ........................       9,879
     167    Xerox Corp. BH....................................       2,441
                                                                ----------
                                                                    93,690
                                                                ----------
            CONSUMER CYCLICAL -- 8.3%
      64    Albertson's, Inc. H...............................       1,366
      53    Amazon.com, Inc. BH...............................       2,508
      31    AutoNation, Inc. BH...............................         682
      10    AutoZone, Inc. B..................................         881
      19    Avery Dennison Corp. H............................       1,061
      52    Bed Bath & Beyond, Inc. B.........................       1,862
      71    Best Buy Co., Inc. H..............................       3,083
      20    Big Lots, Inc. BH.................................         238
      14    Brown-Forman Corp. H..............................         998
      17    Brunswick Corp. H.................................         679
      22    Centex Corp. H....................................       1,587
      27    Circuit City Stores, Inc. ........................         614
      66    Coach, Inc. B.....................................       2,197
      82    Costco Wholesale Corp. ...........................       4,052
      47    D.R. Horton, Inc. ................................       1,686
      26    Dana Corp. .......................................         187
      23    Darden Restaurants, Inc. H........................         883
      11    Dillard's, Inc. H.................................         266
      55    Dollar General Corp. H............................       1,047
     198    eBay, Inc. B......................................       8,576
      27    Family Dollar Stores, Inc. .......................         667
      47    Federated Department Stores, Inc. ................       3,131
     322    Ford Motor Co. H..................................       2,488
     100    Gap, Inc. ........................................       1,757
      98    General Motors Corp. H............................       1,905
      30    Genuine Parts Co. ................................       1,322
      13    Grainger (W.W.), Inc. ............................         939
      31    Hasbro, Inc. .....................................         624
     369    Home Depot, Inc. .................................      14,917
      34    Johnson Controls, Inc. ...........................       2,442
      20    Jones Apparel Group, Inc. H.......................         624
      14    KB Home H.........................................         988
      60    Kohl's Corp. B....................................       2,906
     126    Kroger Co. B......................................       2,375
      32    Leggett & Platt, Inc. ............................         732
      24    Lennar Corp. Class A H............................       1,452
      19    Liz Claiborne, Inc. ..............................         663
     136    Lowe's Companies, Inc. H..........................       9,046
      60    Ltd. Brands, Inc. H...............................       1,350
      74    Masco Corp. H.....................................       2,219
      70    Mattel, Inc. H....................................       1,109

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     218    McDonald's Corp. .................................  $    7,361
      11    Navistar International Corp. B....................         306
      48    Newell Rubbermaid, Inc. H.........................       1,137
      33    NIKE, Inc. Class B H..............................       2,864
      38    Nordstrom, Inc. ..................................       1,417
      54    Office Depot, Inc. B..............................       1,683
      29    PACCAR, Inc. .....................................       2,035
      24    Patterson Cos., Inc. BH...........................         802
      40    Penney J. C. Co., Inc. ...........................       2,241
      37    Pulte Homes, Inc. ................................       1,464
      23    RadioShack Corp. H................................         492
       9    Reebok International Ltd. ........................         530
      78    Safeway, Inc. H...................................       1,843
      17    Sears Holdings Corp. BH...........................       1,999
      20    Sherwin-Williams Co. .............................         886
     127    Staples, Inc. ....................................       2,882
     133    Starbucks Corp. BH................................       4,000
      24    Supervalu, Inc. ..................................         767
     108    SYSCO Corp. H.....................................       3,341
     153    Target Corp. .....................................       8,383
      25    Tiffany & Co. H...................................         946
      80    TJX Cos., Inc. ...................................       1,856
      15    V.F. Corp. .......................................         852
     433    Wal-Mart Stores, Inc. ............................      20,283
      20    Wendy's International, Inc. ......................       1,116
      24    Whole Foods Market, Inc. B........................       1,850
      49    Yum! Brands, Inc. ................................       2,302
                                                                ----------
                                                                   163,747
                                                                ----------
            CONSUMER STAPLES -- 6.9%
      13    Alberto-Culver Co. ...............................         599
     361    Altria Group, Inc. ...............................      26,996
     135    Anheuser-Busch Cos., Inc. ........................       5,787
     113    Archer Daniels Midland Co. H......................       2,794
      80    Avon Products, Inc. H.............................       2,270
      32    Campbell Soup Co. ................................         962
      26    Clorox Co. H......................................       1,485
     359    Coca-Cola Co. ....................................      14,475
      53    Coca-Cola Enterprises, Inc. ......................       1,008
      90    Colgate-Palmolive Co. ............................       4,931
      90    ConAgra Foods, Inc. H.............................       1,825
      34    Constellation Brands, Inc. Class A B..............         894
      62    General Mills, Inc. ..............................       3,038
      58    Heinz (H.J.) Co. .................................       1,959
      31    Hershey Co. ......................................       1,735
      45    Kellogg Co. ......................................       1,928
      23    McCormick & Co., Inc. ............................         717
      10    Molson Coors Brewing Co. H........................         657
      24    Pepsi Bottling Group, Inc. .......................         681
     288    PepsiCo, Inc. ....................................      17,003
     582    Procter & Gamble Co. .............................      33,657
      15    Reynolds American, Inc. H.........................       1,411
     132    Sara Lee Corp. ...................................       2,491
      44    Tyson Foods, Inc. Class A H.......................         747
      28    UST, Inc. H.......................................       1,160

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      42    Weyerhaeuser Co. H................................  $    2,800
      31    Wrigley (Wm.) Jr. Co. H...........................       2,068
                                                                ----------
                                                                   136,078
                                                                ----------
            ENERGY -- 9.0%
      14    Amerada Hess Corp. H..............................       1,763
      41    Anadarko Petroleum Corp. .........................       3,904
      57    Apache Corp. H....................................       3,912
      56    BJ Services Co. H.................................       2,050
      66    Burlington Resources, Inc. .......................       5,655
     390    Chevron Corp. ....................................      22,112
     241    ConocoPhillips....................................      14,004
      77    Devon Energy Corp. H..............................       4,822
      42    EOG Resources, Inc. H.............................       3,074
   1,080    Exxon Mobil Corp. ................................      60,636
      89    Halliburton Co. H.................................       5,514
      20    Kerr-McGee Corp. .................................       1,826
      30    KeySpan Corp. H...................................       1,078
      64    Marathon Oil Corp. ...............................       3,878
      29    Murphy Oil Corp. H................................       1,544
      27    Nabors Industries Ltd. B..........................       2,075
       8    Nicor, Inc. H.....................................         303
      24    Noble Corp. H.....................................       1,679
      70    Occidental Petroleum Corp. .......................       5,568
       7    Peoples Energy Corp. H............................         231
      19    Rowan Companies, Inc. ............................         677
     102    Schlumberger Ltd. H...............................       9,929
      45    Sempra Energy.....................................       2,000
      24    Sunoco, Inc. .....................................       1,850
      57    Transocean, Inc. B................................       3,993
     107    Valero Energy Corp. ..............................       5,521
      60    Weatherford International Ltd. B..................       2,183
      99    Williams Cos., Inc. ..............................       2,303
      63    XTO Energy, Inc. .................................       2,768
                                                                ----------
                                                                   176,852
                                                                ----------
            FINANCE -- 22.9%
      58    ACE Ltd. .........................................       3,110
      50    Aetna, Inc. ......................................       4,678
      93    Aflac, Inc. ......................................       4,317
     117    Allstate Corp. ...................................       6,326
      19    AMBAC Financial Group, Inc. ......................       1,464
     215    American Express Co. .............................      11,084
     468    American International Group, Inc. ...............      31,959
      43    Ameriprise Financial, Inc. B......................       1,751
      61    AmSouth Bancorp H.................................       1,586
      56    AON Corp. ........................................       1,995
      17    Apartment Investment & Management Co. H...........         629
      37    Archstone-Smith Trust.............................       1,542
     697    Bank of America Corp. ............................      32,153
     134    Bank of New York Co., Inc. .......................       4,255
      94    BB&T Corp. H......................................       3,944
      20    Bear Stearns Cos., Inc. ..........................       2,276
      52    Capital One Financial Corp. ......................       4,493
     179    Charles Schwab Corp. .............................       2,626
      36    Chubb Corp. H.....................................       3,525

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      22    CIGNA Corp. ......................................  $    2,435
      32    Cincinnati Financial Corp. .......................       1,407
      35    CIT Group, Inc. ..................................       1,797
     878    Citigroup, Inc. ..................................      42,595
      29    Comerica, Inc. ...................................       1,629
      22    Compass Bancshares, Inc. .........................       1,043
      35    Comverse Technology, Inc. B.......................         931
     104    Countrywide Financial Corp. ......................       3,542
      71    E*Trade Financial Corp. B.........................       1,481
      23    Equifax, Inc. ....................................         855
      71    Equity Office Properties Trust H..................       2,138
      50    Equity Residential Properties Trust H.............       1,956
     120    Federal Home Loan Mortgage Corp. .................       7,835
     168    Federal National Mortgage Association.............       8,195
      15    Federated Investors, Inc. ........................         544
      96    Fifth Third Bancorp H.............................       3,632
      22    First Horizon National Corp. H....................         842
      26    Franklin Resources, Inc. .........................       2,425
      70    Genworth Financial, Inc. .........................       2,421
      44    Golden West Financial Corp. H.....................       2,917
      78    Goldman Sachs Group, Inc. ........................       9,987
      28    Humana, Inc. BH...................................       1,532
      40    Huntington Bancshares, Inc. H.....................         941
     607    JP Morgan Chase & Co. ............................      24,092
      37    Janus Capital Group, Inc. ........................         697
      25    Jefferson-Pilot Corp. ............................       1,418
      71    KeyCorp H.........................................       2,328
      47    Lehman Brothers Holdings, Inc. H..................       5,960
      32    Lincoln National Corp. ...........................       1,708
      25    Loews Corp. ......................................       2,324
      14    M&T Bank Corp. H..................................       1,505
      95    Marsh & McLennan Cos., Inc. ......................       3,001
      36    Marshall & Ilsley Corp. H.........................       1,562
      24    MBIA, Inc. H......................................       1,456
     218    MBNA Corp. .......................................       5,913
      53    Medco Health Solutions, Inc. B....................       2,980
      73    Mellon Financial Corp. ...........................       2,483
     159    Merrill Lynch & Co., Inc. ........................      10,796
     141    Metlife, Inc. H...................................       6,899
      16    MGIC Investment Corp. H...........................       1,079
     187    Morgan Stanley....................................      10,610
      96    National City Corp. ..............................       3,209
      83    North Fork Bancorporation, Inc. H.................       2,257
      32    Northern Trust Corp. .............................       1,669
      32    Plum Creek Timber Co., Inc. ......................       1,150
      51    PNC Financial Services Group, Inc. ...............       3,135
      52    Principal Financial Group, Inc. H.................       2,471
      36    Progressive Corp. H...............................       4,157
      42    ProLogis..........................................       1,972
      94    Prudential Financial, Inc. .......................       6,873
      14    Public Storage, Inc. H............................         968
      79    Regions Financial Corp. H.........................       2,712
      11    Ryder System, Inc. ...............................         455
      22    SAFECO Corp. .....................................       1,260
      32    Simon Property Group, Inc. H......................       2,475

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      72    SLM Corp. H.......................................  $    3,989
      62    Sovereign Bancorp, Inc. ..........................       1,341
     125    St. Paul Travelers Cos., Inc. H...................       5,579
      57    State Street Corp. ...............................       3,155
      63    SunTrust Banks, Inc. .............................       4,562
      54    Synovus Financial Corp. ..........................       1,464
      23    T. Rowe Price Group, Inc. ........................       1,635
      19    Torchmark Corp. H.................................       1,073
     315    U.S. Bancorp......................................       9,418
     237    UnitedHealth Group, Inc. .........................      14,702
      55    UnumProvident Corp. H.............................       1,260
      21    Vornado Realty Trust H............................       1,711
     270    Wachovia Corp. ...................................      14,246
     171    Washington Mutual, Inc. ..........................       7,447
     115    Wellpoint, Inc. B.................................       9,136
     290    Wells Fargo & Co. ................................      18,227
      32    XL Capital Ltd. Class A H.........................       2,123
      18    Zions Bancorp.....................................       1,368
                                                                ----------
                                                                   450,803
                                                                ----------
            HEALTH CARE -- 11.6%
     269    Abbott Laboratories...............................      10,611
      23    Allergan, Inc. H..................................       2,461
      36    AmerisourceBergen Corp. ..........................       1,499
     214    Amgen, Inc. B.....................................      16,884
      18    Bard (C.R.), Inc. ................................       1,200
       9    Bausch & Lomb, Inc. ..............................         631
     108    Baxter International, Inc. .......................       4,074
      44    Becton, Dickinson & Co. ..........................       2,625
      59    Biogen Idec, Inc. B...............................       2,670
      43    Biomet, Inc. .....................................       1,580
     102    Boston Scientific Corp. B.........................       2,508
     339    Bristol-Myers Squibb Co. H........................       7,799
      74    Cardinal Health, Inc. H...........................       5,108
      78    Caremark Rx, Inc. B...............................       4,040
      19    Chiron Corp. B....................................         845
      28    Coventry Health Care, Inc. B......................       1,606
     141    CVS Corp. ........................................       3,733
      59    Forest Laboratories, Inc. B.......................       2,384
      45    Genzyme Corp. B...................................       3,171
      79    Gilead Sciences, Inc. B...........................       4,179
      74    HCA, Inc. ........................................       3,712
      43    Health Management Associates, Inc. Class A H......         942
      28    Hospira, Inc. B...................................       1,194
     516    Johnson & Johnson.................................      31,018
      42    King Pharmaceuticals, Inc. B......................         709
      23    Laboratory Corp. of America Holdings B............       1,244
     197    Lilly (Eli) & Co. ................................      11,159
      14    Manor Care, Inc. .................................         545
      53    McKesson Corp. ...................................       2,755
      43    MedImmune, Inc. B.................................       1,495
     210    Medtronic, Inc. ..................................      12,078
     379    Merck & Co., Inc. ................................      12,069
      47    Monsanto Co. .....................................       3,613
      38    Mylan Laboratories, Inc. .........................         756

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,279    Pfizer, Inc. .....................................  $   29,822
      29    Quest Diagnostics, Inc. ..........................       1,477
     256    Schering-Plough Corp. H...........................       5,346
      12    Sigma-Aldrich Corp. H.............................         740
      64    St. Jude Medical, Inc. B..........................       3,193
      51    Stryker Corp. B...................................       2,248
      81    Tenet Healthcare Corp. B..........................         623
     176    Walgreen Co. H....................................       7,772
      18    Watson Pharmaceuticals, Inc. BH...................         572
     233    Wyeth.............................................      10,730
      43    Zimmer Holdings, Inc. B...........................       2,900
                                                                ----------
                                                                   228,320
                                                                ----------
            SERVICES -- 6.8%
      38    Allied Waste Industries, Inc. BH..................         331
      25    Apollo Group, Inc. Class A BH.....................       1,523
      40    Autodesk, Inc. ...................................       1,718
     100    Automatic Data Processing, Inc. ..................       4,589
      73    Avaya, Inc. B.....................................         775
     178    Cendant Corp. ....................................       3,065
      24    Cintas Corp. .....................................         984
      94    Clear Channel Communications, Inc. H..............       2,950
     377    Comcast Corp. Class A BH..........................       9,779
      32    Computer Sciences Corp. BH........................       1,626
      24    Convergys Corp. B.................................         385
      38    Donnelley (R.R.) & Sons Co. ......................       1,290
      10    Dow Jones & Co., Inc. H...........................         362
      32    Ecolab, Inc. .....................................       1,161
      91    Electronic Data Systems Corp. H...................       2,176
      25    Express Scripts, Inc. B...........................       2,120
      53    FedEx Corp. H.....................................       5,438
      32    Fiserv, Inc. B....................................       1,385
      15    Fluor Corp. ......................................       1,167
      42    Gannett Co., Inc. H...............................       2,520
      57    H & R Block, Inc. ................................       1,394
      32    Harrah's Entertainment, Inc. .....................       2,274
      57    Hilton Hotels Corp. H.............................       1,372
      40    IMS Health, Inc. .................................       1,002
      75    Interpublic Group of Cos., Inc. BH................         721
      12    Knight-Ridder, Inc. ..............................         760
      29    Marriott International, Inc. Class A..............       1,915
      65    McGraw-Hill Cos., Inc. ...........................       3,356
       7    Meredith Corp. ...................................         382
      21    Monster Worldwide, Inc. BH........................         874
      43    Moody's Corp. ....................................       2,641
      25    New York Times Co. Class A H......................         666
     422    News Corp. Class A H..............................       6,564
      66    Novell, Inc. B....................................         585
      31    Omnicom Group, Inc. ..............................       2,664
      47    Parametric Technology Corp. B.....................         288
      58    Paychex, Inc. ....................................       2,207
      30    Robert Half International, Inc. H.................       1,118
      23    Sabre Holdings Corp. H............................         550
      15    Scripps (E.W.) Co. Class A H......................         706

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
      38    Starwood Hotels & Resorts Worldwide, Inc. BH......  $    2,427
     592    Sun Microsystems, Inc. B..........................       2,482
     809    Time Warner, Inc. ................................      14,107
      45    Tribune Co. H.....................................       1,374
      59    Unisys Corp. BH...................................         345
     192    United Parcel Service, Inc. Class B...............      14,391
      39    Univision Communications, Inc. Class A BH.........       1,140
     268    Viacom, Inc. Class B..............................       8,740
     334    Walt Disney Co. ..................................       7,999
      96    Waste Management, Inc. ...........................       2,904
                                                                ----------
                                                                   133,292
                                                                ----------
            TECHNOLOGY -- 21.6%
      20    ADC Telecommunications, Inc. BH...................         451
     104    Adobe Systems, Inc. ..............................       3,855
      70    Advanced Micro Devices, Inc. BH...................       2,145
      22    Affiliated Computer Services, Inc. Class A B......       1,278
      71    Agilent Technologies, Inc. B......................       2,374
      66    Alltel Corp. .....................................       4,190
      63    Altera Corp. BH...................................       1,166
      30    American Power Conversion Corp. H.................         656
      64    Analog Devices, Inc. .............................       2,281
      28    Andrew Corp. BH...................................         303
     146    Apple Computer, Inc. B............................      10,510
      33    Applera Corp. -- Applied Biosystems Group.........         866
     282    Applied Materials, Inc. ..........................       5,050
      52    Applied Micro Circuits Corp. B....................         133
     678    AT&T, Inc. H......................................      16,597
     317    BellSouth Corp. H.................................       8,596
      38    BMC Software, Inc. B..............................         768
      50    Broadcom Corp. Class A B..........................       2,367
      23    CenturyTel, Inc. H................................         753
     100    Ciena Corp. B.....................................         298
   1,066    Cisco Systems, Inc. B.............................      18,243
      58    Citizens Communications Co. H.....................         708
      31    Citrix Systems, Inc. BH...........................         881
      80    Computer Associates International, Inc. H.........       2,244
      67    Compuware Corp. B.................................         603
      16    Cooper Industries Ltd. ...........................       1,161
     264    Corning, Inc. B...................................       5,198
      41    Danaher Corp. H...................................       2,298
     408    Dell, Inc. B......................................      12,245
      35    Dover Corp. ......................................       1,425
      52    Electronic Arts, Inc. BH..........................       2,725
     415    EMC Corp./Massachusetts B.........................       5,650
      71    Emerson Electric Co. .............................       5,326
     133    First Data Corp. .................................       5,703
      21    Fisher Scientific International, Inc. BH..........       1,318
      71    Freescale Semiconductor, Inc. Class B B...........       1,792
      46    Gateway, Inc. BH..................................         115
   1,833    General Electric Co. .............................      64,250
      58    Guidant Corp. ....................................       3,730
     497    Hewlett-Packard Co. ..............................      14,229
   1,046    Intel Corp. ......................................      26,106
     274    International Business Machines Corp. ............      22,523

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    Intuit, Inc. BH...................................  $    1,636
      30    Jabil Circuit, Inc. B.............................       1,120
     287    JDS Uniphase Corp. BH.............................         677
      34    KLA-Tencor Corp. H................................       1,687
      21    L-3 Communications Holdings, Inc. ................       1,546
      20    Lexmark International, Inc. ADR B.................         901
      53    Linear Technology Corp. ..........................       1,908
      62    Lockheed Martin Corp. H...........................       3,945
      68    LSI Logic Corp. BH................................         544
     771    Lucent Technologies, Inc. BH......................       2,051
      57    Maxim Integrated Products, Inc. ..................       2,062
      14    Maytag Corp. .....................................         262
      15    Mercury Interactive Corp. BH......................         417
     107    Micron Technology, Inc. BH........................       1,427
   1,588    Microsoft Corp. ..................................      41,531
       9    Millipore Corp. B.................................         594
      25    Molex, Inc. ......................................         646
     432    Motorola, Inc. ...................................       9,761
      60    National Semiconductor Corp. .....................       1,548
      32    NCR Corp. B.......................................       1,083
      65    Network Appliance, Inc. B.........................       1,744
      30    NVIDIA Corp. B....................................       1,086
     653    Oracle Corp. B....................................       7,967
      23    PerkinElmer, Inc. ................................         535
      32    PMC -- Sierra, Inc. BH............................         245
      14    QLogic Corp. B....................................         455
     285    Qualcomm, Inc. ...................................      12,286
     268    Qwest Communications International, Inc. BH.......       1,513
      78    Raytheon Co. .....................................       3,112
      30    Rockwell Collins, Inc. ...........................       1,394
      91    Sanmina-SCI Corp. B...............................         389
      27    Scientific-Atlanta, Inc. .........................       1,146
      92    Siebel Systems, Inc. .............................         971
     159    Solectron Corp. B.................................         580
     513    Sprint Nextel Corp. H.............................      11,974
     188    Symantec Corp. B..................................       3,283
      44    Symbol Technologies, Inc. ........................         558
      15    Tektronix, Inc. ..................................         409
      78    Tellabs, Inc. B...................................         848
     281    Texas Instruments, Inc. ..........................       9,002
      28    Thermo Electron Corp. B...........................         847
     480    Verizon Communications, Inc. .....................      14,449
      19    Waters Corp. B....................................         726
      12    Whirlpool Corp. H.................................         980
      61    Xilinx, Inc. H....................................       1,525
     219    Yahoo!, Inc. BH...................................       8,584
                                                                ----------
                                                                   425,064
                                                                ----------
            TRANSPORTATION -- 1.1%
      65    Burlington Northern Santa Fe Corp. H..............       4,589
      75    Carnival Corp. H..................................       4,021
      38    CSX Corp. ........................................       1,914
      48    Harley-Davidson, Inc. H...........................       2,451

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
      71    Norfolk Southern Corp. ...........................  $    3,161
     121    Southwest Airlines Co. ...........................       1,988
      46    Union Pacific Corp. H.............................       3,703
                                                                ----------
                                                                    21,827
                                                                ----------
            UTILITIES -- 3.3%
     113    AES Corp. B.......................................       1,794
      28    Allegheny Energy, Inc. BH.........................         896
      35    Ameren Corp. H....................................       1,814
      68    American Electric Power Co., Inc. H...............       2,533
      54    CenterPoint Energy, Inc. H........................         691
      35    Cinergy Corp. ....................................       1,469
      38    CMS Energy Corp. BH...............................         554
      43    Consolidated Edison, Inc. ........................       1,969
      31    Constellation Energy Group, Inc. .................       1,786
      60    Dominion Resources, Inc. H........................       4,647
      31    DTE Energy Co. ...................................       1,330
     161    Duke Energy Corp. H...............................       4,417
      52    Dynegy, Inc. B....................................         253
      57    Edison International..............................       2,464
     114    El Paso Corp. H...................................       1,391
      36    Entergy Corp. ....................................       2,471
     116    Exelon Corp. .....................................       6,154
      57    FirstEnergy Corp. ................................       2,802
      69    FPL Group, Inc. ..................................       2,847
      18    Kinder Morgan, Inc. H.............................       1,683
      47    NiSource, Inc. ...................................         987
      60    PG&E Corp. H......................................       2,209
      17    Pinnacle West Capital Corp. ......................         711
      66    PPL Corp. ........................................       1,938
      44    Progress Energy, Inc. H...........................       1,919
      44    Public Service Enterprise Group, Inc. H...........       2,826
     129    Southern Co. H....................................       4,441
      36    TECO Energy, Inc. H...............................         620
      84    TXU Corp. ........................................       4,206
      70    Xcel Energy, Inc. H...............................       1,290
                                                                ----------
                                                                    65,112
                                                                ----------
            Total common stock
              (cost $1,728,656)...............................  $1,954,782
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.7%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 1,233    BNP Paribas Repurchase Agreement,
              3.30%, 01/03/2006...............................  $    1,233
   1,233    RBS Greenwich Repurchase Agreement,
              3.40%, 01/03/2006...............................       1,233
   1,218    UBS Warburg Securities, Inc. Repurchase Agreement,
              3.45%, 01/03/2006...............................       1,218
                                                                ----------
                                                                     3,684
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.4%
 283,177    BNY Institutional Cash Reserve Fund...............  $  283,177
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
 $ 2,000    US Treasury,
              3.89%, 03/16/2006 Z[ ]..........................       1,985
                                                                ----------
            Total short-term investments
              (cost $288,846).................................  $  288,846
                                                                ----------
            Total investments in securities
              (cost $2,017,502) O.............................  $2,243,628
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At December 31, 2005, the cost of securities for federal income tax purposes was $2,037,798 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $ 464,328
      Unrealized depreciation.......................   (258,498)
                                                      ---------
      Net unrealized appreciation...................  $ 205,830
                                                      =========

  B  Currently non-income producing.

 H   Security is partially on loan at December 31, 2005.

 Z   The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  [ ]Security pledged as initial margin deposit for open futures contracts at December 31, 2005.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

               FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 12/31/2005
-----------                                                  ---------         --------         ----------         --------------
Standard & Poor's 500 Long Futures contracts                    54               Long           March 2006             $(161)
                                                                                                                       =====

These contracts had a market value of $16,940 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 2005 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD
                                                                  INDEX
                                                                 HLS FUND
                                                              --------------
ASSETS:
  Investments in securities, at value@......................    $2,243,628
  Receivables:
    Investment securities sold..............................        10,292
    Fund shares sold........................................           369
    Dividends and interest..................................         2,590
    Variation margin........................................             3
  Other assets..............................................             9
                                                                ----------
Total assets................................................     2,256,891
                                                                ----------
LIABILITIES:
  Bank overdraft............................................            98
  Payable upon return of securities loaned..................       283,177
  Payables:
    Investment securities purchased.........................         2,458
    Fund shares redeemed....................................         5,915
    Variation margin........................................            82
    Investment advisory and management fees.................            22
    Administrative fees.....................................            43
    Distribution fees.......................................             7
  Accrued expenses..........................................            86
                                                                ----------
Total liabilities...........................................       291,888
                                                                ----------
Net assets..................................................    $1,965,003
                                                                ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $1,636,958
Accumulated undistributed net investment income.............         1,153
Accumulated net realized gain on investments................       100,927
Unrealized appreciation of investments......................       225,965
                                                                ----------
Net assets..................................................    $1,965,003
                                                                ==========
Shares authorized...........................................     4,000,000
                                                                ----------
Par value...................................................    $    0.001
                                                                ----------
CLASS IA: Net asset value per share.........................    $    31.97
                                                                ----------
          Shares outstanding................................        53,214
                                                                ----------
          Net assets........................................    $1,701,424
                                                                ----------
CLASS IB: Net asset value per share.........................    $    31.84
                                                                ----------
          Shares outstanding................................         8,278
                                                                ----------
          Net assets........................................    $  263,579
                                                                ----------
@ Cost of securities........................................    $2,017,502
                                                                ----------
@ Market value of securities on loan........................    $  272,091
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD
                                                               INDEX
                                                              HLS FUND
                                                              --------
INVESTMENT INCOME:
  Dividends.................................................  $ 38,087
  Interest..................................................       463
  Securities lending........................................       213
  Miscellaneous.............................................         8
                                                              --------
    Total investment income, net............................    38,771
                                                              --------
EXPENSES:
  Investment management and advisory fees...................     4,076
  Administrative services fees..............................     4,136
  Distribution fees -- Class B..............................       645
  Custodian fees............................................        56
  Accounting services.......................................       414
  Board of Directors' fees..................................        25
  Other expenses............................................       284
                                                              --------
    Total expenses (before waivers and fees paid
     indirectly)............................................     9,636
  Expense waivers...........................................      (348)
  Fees paid indirectly......................................        (3)
                                                              --------
    Total waivers and fees paid indirectly..................      (351)
                                                              --------
    Total expenses, net.....................................     9,285
                                                              --------
  Net investment income.....................................    29,486
                                                              --------
NET REALIZED GAIN ON INVESTMENTS AND FUTURES:
  Net realized gain on investments..........................   112,687
  Net realized gain on futures..............................       238
                                                              --------
NET REALIZED GAIN ON INVESTMENTS AND FUTURES:...............   112,925
                                                              --------
NET CHANGES IN UNREALIZED DEPRECIATION OF INVESTMENTS AND
  FUTURES:
  Net unrealized depreciation of investments................   (55,172)
  Net unrealized depreciation of futures and options
    contracts...............................................      (580)
                                                              --------
NET CHANGES IN UNREALIZED DEPRECIATION OF INVESTMENTS AND
  FUTURES...................................................   (55,752)
                                                              --------
NET GAIN ON INVESTMENTS AND FUTURES:........................    57,173
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 86,659
                                                              ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD INDEX HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
                                                              ------------         ------------
OPERATIONS:
  Net investment income.....................................   $   29,486           $   34,210
  Net realized gain on investments, futures contracts and
    options and foreign currency transactions...............      112,925               62,083
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................      (55,752)             115,680
                                                               ----------           ----------
  Net increase in net assets resulting from operations......       86,659              211,973
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (32,716)             (24,079)
    Class IB................................................       (4,176)              (2,641)
  From net realized gain on investments
    Class IA................................................      (56,659)              (6,629)
    Class IB................................................       (8,074)                (777)
                                                               ----------           ----------
    Total distributions.....................................     (101,625)             (34,126)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      207,714              476,774
      Issued on reinvestment of distributions...............       89,375               30,708
      Redeemed..............................................     (555,228)            (627,054)
                                                               ----------           ----------
    Total capital share transactions........................     (258,139)            (119,572)
                                                               ----------           ----------
    Class IB
      Sold..................................................       57,766               82,627
      Issued on reinvestment of distributions...............       12,250                3,418
      Redeemed..............................................      (58,337)             (48,281)
                                                               ----------           ----------
    Total capital share transactions........................       11,679               37,764
                                                               ----------           ----------
         Net decrease from capital share transactions.......     (246,460)             (81,808)
                                                               ----------           ----------
         Net increase (decrease) in net assets..............     (261,426)              96,039
NET ASSETS:
  Beginning of period.......................................    2,226,429            2,130,390
                                                               ----------           ----------
  End of period.............................................   $1,965,003           $2,226,429
                                                               ==========           ==========
Accumulated undistributed net investment income.............   $    1,153           $    8,842
                                                               ==========           ==========
SHARES:
    Class IA
      Sold..................................................        6,556               15,779
      Issued on reinvestment of distributions...............        2,832                  974
      Redeemed..............................................      (17,524)             (20,765)
                                                               ----------           ----------
    Total share activity....................................       (8,136)              (4,012)
                                                               ----------           ----------
    Class IB
      Sold..................................................        1,840                2,756
      Issued on reinvestment of distributions...............          390                  109
      Redeemed..............................................       (1,852)              (1,609)
                                                               ----------           ----------
    Total share activity....................................          378                1,256
                                                               ----------           ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2005
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Index HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, ("1940 Act"), as amended, as a diversified open-end management investment company. The Fund is a series of Hartford Series Fund, Inc.

    The Fund offers both Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of the Fund based on the ratio of prior day's net assets.

    Indemnifications -- Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on principal securities exchanges on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

        Short-term securities held in the Fund that are purchased with a maturity of 60 days or less are valued at amortized cost.

        The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund, uses a fair value pricing service approved by that Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of the Fund's shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        The Fund, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The

--------------------------------------------------------------------------------

       Hartford), have an interest in joint repurchase agreements (totaling $1,045,665) dated 12/30/2005 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Warburg Securities, Inc. due 01/03/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL        COLLATERAL
BROKER                              RATE    PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
------                              ----    ----------    ----------    ------------------    ---------------    ------------
BNP Paribas.......................  3.30%   $  350,000    $  357,003    U.S. Treasury Bond      5.25% - 9.00%    2016 - 2028
                                                                        U.S. Treasury Note    3.125% - 10.625%   2007 - 2015
                                                                        U.S. Treasury
                                                                        Bills                  2.25% - 2.375%           2006
RBS Greenwich.....................  3.40%      350,000       356,923    U.S. Treasury Bond             8.125%           2021
UBS Warburg Securities, Inc. .....  3.45%      345,665       352,351    U.S. Treasury Note     3.00% - 11.25%    2007 - 2015
                                            ----------    ----------
                                            $1,045,665    $1,066,277
                                            ==========    ==========

        The maturity amount for the Fund was $3,686.

    d) Joint Trading Account -- Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2005 there are no joint trading accounts.

    e) Futures, Options on Futures and Options Transactions -- The Fund may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Fund's Board of Directors.

        At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involve elements of market and counterparty risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

    f) The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Fund may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. The Fund had no written option activity for the year ended December 31, 2005.

    g) Indexed Securities -- The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments.

    h) Securities Lending -- The Fund may lend their securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. For instances where the market value of the collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    i) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

        The tax character of distributions paid by the Fund from ordinary income were $37,778 and $28,096 for the years ended December 31, 2005 and December 31, 2004, respectively. The distributions from long-term capital gains were $63,847 and $6,030, for the years ended December 31, 2005 and December 31, 2004, respectively.

        As of December 31, 2005, the Fund's components of distributable earnings on a tax basis were undistributed ordinary income of $1,340, undistributed long-term capital gain of $120,876, and unrealized appreciation of $205,829.

        The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and market adjustment for certain derivatives in accordance with IRC Sec. 1256.

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded a reclassification in its capital accounts. This reclassification had no impact on the net asset value per share of the Fund and is designed generally to present undistributed income and realized gains on a tax basis, which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of December 31, 2005, the Fund recorded a reclassification of $(283) to accumulated net investment income and a reclassification of $283 to accumulated net realized gain on investments.

        The Fund had no capital loss carryforwards for U.S. Federal Tax purposes as of December 31, 2005.

    j) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the value of each Fund's shares is determined as of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of the Fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE, or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy by the Fund's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gains, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 2 (i)).

    k) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    l) Illiquid Securities -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund's net asset value per share. The Fund may not be able to sell illiquid securities or other investments when the sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors. As of December 31, 2005, the Fund held no illiquid securities.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an investment management agreements approved by the Fund's Board of Directors and shareholders.

--------------------------------------------------------------------------------

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the subadviser:

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $2 billion...............................     0.200%
On next $3 billion................................     0.100%
On next $5 billion................................     0.080%
Over $10 billion..................................     0.070%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of the management fees until October 31, 2006.

        Pursuant to a sub-advisory agreement between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes, legal and directors'
        fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Fund and received monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets for the year ended December 31, 2005. Effective January 1, 2006, the annual rate was reduced to 0.015% of average daily net assets.

    d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    e) Fees Paid Indirectly -- The Fund has entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements such rebates are used to pay a portion of the Fund's expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expenses paid indirectly been included, the annualized ratio for the years ended December 31, 2005 and 2004, would have been as follows:

                                                                             FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                          ------------------------      ------------------------
                                                                            RATIO OF EXPENSES TO          RATIO OF EXPENSES TO
                                                                          AVERAGE NET ASSETS AFTER      AVERAGE NET ASSETS AFTER
                                                                            WAIVERS AND EXPENSES          WAIVERS AND EXPENSES
                                                                              PAID INDIRECTLY               PAID INDIRECTLY
                                                                          ------------------------      ------------------------
        FUND                                                              CLASS IA       CLASS IB       CLASS IA       CLASS IB
        ----                                                              ---------      ---------      ---------      ---------
        Hartford Index HLS Fund.....................................        0.42%          0.67%          0.44%          0.69%

    f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2005, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) amounted to $95,257 and $404,616, respectively.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2005
 ($000'S OMITTED)
--------------------------------------------------------------------------------

5.  LINE OF CREDIT:

    The Fund participates in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. For the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

 HARTFORD INDEX HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(2) --                    -- RATIOS AND SUPPLEMENTAL DATA --
                          ------------------------------------------------------------------   -----------------------------------
                                                   NET REALIZED
                                                       AND                     DISTRIBUTIONS
                          NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM        NET ASSET               NET ASSETS
                          VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      VALUE AT                 AT END OF
                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL       END OF      TOTAL        PERIOD
                          OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS        PERIOD     RETURN        (000'S)
                          ---------   ----------   ------------   ----------   -------------   ---------   -------     -----------
HARTFORD INDEX HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA...............   $32.17       $ 0.51       $  0.90        $(0.61)       $(1.00)        31.97     $  4.50      1,701,424%
 Class IB...............    32.02         0.40          0.93         (0.51)        (1.00)        31.84        4.24         263,579
 For the Year Ended
   December 31, 2004
 Class IA...............    29.60         0.50          2.56         (0.39)        (0.10)        32.17       10.39       1,973,470
 Class IB...............    29.49         0.44          2.53         (0.34)        (0.10)        32.02       10.12         252,959
 For the Year Ended
   December 31, 2003
 Class IA...............    23.46         0.36          6.23         (0.37)        (0.08)        29.60       28.13       1,934,490
 Class IB...............    23.39         0.31          6.19         (0.32)        (0.08)        29.49       27.81         195,900
 For the Year Ended
   December 31, 2002
 Class IA...............    31.81(3)      0.32(3)      (8.29)(3)     (0.28)(3)     (0.10)(3)     23.46(3)   (22.45)      1,553,260
 Class IB...............    31.75(3)      0.28(3)      (8.30)(3)     (0.24)(3)     (0.10)(3)     23.39(3)   (22.63)         68,832
 For the Year Ended
   December 31, 2001
 Class IA...............    37.25(3)      0.31(3)      (4.87)(3)     (0.29)(3)     (0.59)(3)     31.81(3)   (12.31)      1,976,361
 Class IB...............    37.20(3)      0.30(3)      (4.91)(3)     (0.25)(3)     (0.59)(3)     31.75(3)   (12.47)         46,056

                                 -- RATIOS AND SUPPLEMENTAL DATA --
                          ------------------------------------------------
                           RATIO OF     RATIO OF     RATIO OF
                           EXPENSES     EXPENSES       NET
                          TO AVERAGE   TO AVERAGE   INVESTMENT
                          NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                            BEFORE       AFTER      TO AVERAGE   TURNOVER
                          WAIVERS(1)   WAIVERS(1)   NET ASSETS    RATE(4)
                          ----------   ----------   ----------   ---------
HARTFORD INDEX HLS FUND
 For the Year Ended
   December 31, 2005
 Class IA...............     $0.42        0.42%        1.46%           5%
 Class IB...............     0.67         0.67         1.21            5
 For the Year Ended
   December 31, 2004
 Class IA...............     0.44         0.44         1.60            5
 Class IB...............     0.69         0.69         1.35            5
 For the Year Ended
   December 31, 2003
 Class IA...............     0.44         0.44         1.40            3
 Class IB...............     0.69         0.69         1.15            3
 For the Year Ended
   December 31, 2002
 Class IA...............     0.44         0.44         1.18           15
 Class IB...............     0.69         0.67         0.95           15
 For the Year Ended
   December 31, 2001
 Class IA...............     0.43         0.43         0.91            5
 Class IB...............     0.68         0.61         0.73            5

---------------
(1)  Ratios do not reflect reductions for fees paid indirectly.
(2) Information presented relates to a share of capital stock outstanding for the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hartford Index HLS Fund (one of the portfolios comprising Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Hartford Index HLS Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 10, 2006

 INDEX HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 64) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD INDEX HLS FUND

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002(1)

     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment Management. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993

     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

MARY JANE FORTIN (age 41) Vice President since 2003

     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001(1)

     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Products Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

     (1) Resigned effective November 2, 2005

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 HARTFORD INDEX HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2005
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
                       -------------   -----------------   -----------------
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,053.68             $2.07
  Class IB...........    $1,000.00         $1,051.12             $3.36

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2005     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........    $1,000.00         $1,023.19             $2.04            0.40%       184         365
  Class IB...........    $1,000.00         $1,021.93             $3.31            0.65%       184         365

 HARTFORD INDEX HLS FUND

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on September 7, 2005.

1. Proposal to Elect the Following Individuals as Directors:

                                                                  HARTFORD SERIES FUND, INC.
                                                              -----------------------------------
NOMINEE                                                              FOR             WITHHOLD
-------                                                       -----------------   ---------------
Lynn S. Birdsong............................................  3,468,584,222.661   233,611,555.369
Robert M. Gavin, Jr. .......................................  3,463,012,357.243   239,183,420.787
Duane E. Hill...............................................  3,465,430,237.531   236,765,540.499
Sandra S. Jaffee............................................  3,467,809,726.812   234,386,051.218
William P. Johnston.........................................  3,467,974,649.135   234,221,128.895
Phillip O. Peterson.........................................  3,466,304,390.370   235,891,387.660
Thomas M. Marra.............................................  3,467,927,386.080   234,268,391.950
Lowndes A. Smith............................................  3,472,200,144.990   229,995,633.040
David M. Znamierowski.......................................  3,462,388,716.114   239,807,061.916

2. Proposal to Permit the Investment Adviser to Select and Contract with Unaffiliated Sub-Advisers without Shareholder Approval:

                                                                   FOR            AGAINST         ABSTAIN
                                                              --------------   -------------   -------------
Hartford Index HLS Fund.....................................  51,563,784.096   4,478,671.634   2,907,002.480

3. Proposal to Revise the Fundamental Policy Regarding Investment Concentrations within a Particular Industry:

                                                                   FOR            AGAINST         ABSTAIN
                                                              --------------   -------------   -------------
Hartford Index HLS Fund.....................................  53,064,110.874   2,704,806.944   3,180,540.392

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Fund, including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Fund with HL Investment Advisors, LLC ("HL Advisors")(1) and the investment sub-advisory agreement between HL Advisors and Hartford Investment Management Company ("Hartford Investment Management"), the Fund's sub-adviser ("sub-adviser")(collectively, the "agreements").

In the months preceding this meeting, the Board requested, received, and reviewed written responses from HL Advisors and the sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the related agreements by Fund officers and representatives from HL Advisors at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by HL Advisors, the sub-adviser, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to the Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund's management, administrative fees, sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating the Fund's management fees, administrative fees, sub-advisory fees and overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

The Board considered the agreements for the Fund at the June and August meetings. In determining to continue the agreements for the Fund, the Board determined that the proposed management fee structure was fair and reasonable and that continuation of the agreements, including the continued appointment of HL Advisors as investment manager to the Fund, and Hartford Investment Management as sub-adviser, was in the best interests of the Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Fund by HL Advisors and the sub-adviser. The Board considered, among other things, the terms of the agreements, the range of services provided, and HL Advisors' and the sub-adviser's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HL Advisors and the sub-adviser, and the adequacy of the time and attention devoted by them to the Fund. The Board considered HL Advisors' and the sub-adviser's reputation and overall financial strength, as well as their willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Fund, and its investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HL Advisors' and the sub-adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors' and the sub-

---------------

1 The Hartford Money Market HLS Fund has entered into an investment management agreement with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to the Fund. The Board considered the fees payable under both agreements in the aggregate.

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

adviser's compliance policies and procedures, their compliance history, and reports from the Fund's Chief Compliance Officer on HL Advisors' and the sub-adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and the sub-adviser's support of the Fund's compliance control structure, particularly the resources devoted by HL Advisors and the sub-adviser in support of the Fund's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of the Fund and providing investment advisory services to the Fund in connection with selecting, monitoring and supervising the sub-adviser, while Hartford Life provides administrative services to the Fund. The Board considered its experiences with HL Advisors and Hartford Life with respect to each of the services provided to the Fund, including HL Advisors' management and monitoring of the Fund's sub-adviser, and the supervision of fund operations and oversight of service providers, with attention to the quality of HL Advisors' communications with the Board, and HL Advisors' responsiveness to Board inquiries. The Board considered that HL Advisors or its affiliates is responsible for providing the Fund's officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and their shareholders by HL Advisors' affiliates.

With respect to the sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the sub-adviser's investment personnel (including the sub-adviser's ability to attract and retain qualified investment professionals), the sub-adviser's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of the sub-adviser's communications with the Board and responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HL Advisors and the sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE OF THE FUND, HL ADVISORS, AND THE SUB-ADVISER

The Board considered the investment performance of the Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing the Fund's short-term, long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors the sub-adviser) and discussions with portfolio managers and other representatives of the sub-adviser at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to the Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HL Advisors and its affiliates charged with overseeing and evaluating the sub-adviser and Fund performance, and HL Advisors' cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board reviewed the performance of the Fund over the different time periods presented in the materials and evaluated HL Advisors' and the sub-adviser's analysis of the Fund's performance for these time periods, with specific attention to information indicating any underperformance of the Fund for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of the Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to the Fund that the Fund's performance over time has been satisfactory and that HL Advisors and the sub-adviser are addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-adviser's overall capabilities to manage the Fund.

The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Report and in the Fund's prospectus.

--------------------------------------------------------------------------------

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISER

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Fund and HL Advisors' profitability, both overall and as to profits expected from the management of the Fund. The Board also requested and reviewed information about the profitability to HL Advisors, the sub-adviser and their affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board considered the costs and profitability information for HL Advisors and the sub-adviser in the aggregate. The Board reviewed with the Consultant the assumptions and allocation methods used by HL Advisors in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they may lead to different results. In evaluating HL Advisors' profitability, the Board considered the fact that HL Advisors and/or its affiliates may have subsidized certain of the Fund fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements, as described below. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the sub-adviser and their affiliates from their relationship with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISER

The Board considered comparative information with respect to the investment management fees and administrative fees to be paid by the Fund to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the sub-adviser relating to the management fees, administrative fees, sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund's management fees, administrative fees, sub-advisory fees, and total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to the management and sub-advisory fees, administrative fees, and total operating expenses. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund's management and sub-advisory fees and total expense ratios.

In considering the reasonableness of Fund fees and total expense ratios, the Board particularly considered the agreement of HL Advisors to downward adjustments in certain Fund's fees and expenses, in connection with the contract renewal process. These downward adjustments were a result of reductions of contractual fees, voluntary waivers and additional breakpoints. In its deliberations, the Board gave significant weight to the Fund's overall expense ratio, net of these reductions.

Unless otherwise noted, the following fee reduction and fee waiver were agreed to at the meeting, effective November 1, 2005:

- Hartford Index HLS Fund -- 10 basis point fee wavier.

With respect to the Fund, the Board and HL Advisors and Hartford Life agreed to a revised combined management fee and administrative fee breakpoint schedule as follows: 0.40% on assets up to $2 billion; 0.30% on assets greater than $2 billion up to $5 billion; 0.28% on assets greater than $5 billion up to $10 billion; and 0.27% on assets in excess of $10 billion.

In addition to the contractual fee reductions and fee waivers noted above, HL Advisors and Hartford Life agreed to an additional combined management fee and administrative fee breakpoint for the Fund of 2 basis points on assets in excess of $5 billion but less than $10 billion and 1 basis point on assets in excess of $10 billion.

Based on these considerations, and after taking into account the reductions described above, the Board believes that the comparative information reviewed indicates that the Fund's management fee administrative fee, sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services,

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of Fund investors.

The Board reviewed the breakpoints in the management fee schedule and administrative fee schedule. These breakpoints provide economies of scale to the Fund and their shareholders in that as the Fund grows in size, its effective management fee rate declines. The Board recognized that if the Fund reaches assets beyond the last breakpoint level it will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HL Advisors' and the sub-adviser's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that it was difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HL Advisors demonstrating the actual and hypothetical impact of breakpoints in the Fund's management fee and administrative fee and sub-advisory fee schedules as the Fund grows over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of Fund investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-adviser and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the Fund for providing certain administrative services, and that Hartford Life also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board noted, in this regard, that Hartford Life was in the process of completing a reorganization of the fund accounting function that is expected to result in cost savings to the Fund over time. The Board noted that it would continue to monitor potential cost savings in this area and would take action, as appropriate, so that cost savings are shared with the Fund.

The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Fund's transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund's transfer agency function to HISC.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

--------------------------------------------------------------------------------

The Board considered representations from HL Advisors and the sub-adviser that the sub-adviser would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Fund.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: $431,900 for the fiscal year ended December 31, 2005 and $359,900 for the fiscal year ended December 31, 2004, including fees associated with the annual audit and filings of the Fund's Form N-1A and Form N-SAR.

(b) Audit-Related Fees: $61,389 for the fiscal year ended December 31, 2005 and $7,500 for the fiscal year ended December 31, 2004. Audit-related services principally include accounting consultations in connection with new accounting standards and non-routine filings.

(c) Tax Fees: $107,467 for tax compliance services for the fiscal year ended December 31, 2005 and $98,300 for fiscal year ended December 31, 2004.

(d) All Other Fees: $0 for the fiscal year ended December 31, 2005 and $12,500 for the fiscal year ended 2004. The 2004 fee is for an additional consent for a registration statement.

(e) (1) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to certain entities* defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e) (2) The amount of such services that were subject to pre-approval and were pre-approved totaled $127,000 for the fiscal year ended December 31, 2005 and approximately $142,500 for the fiscal year ended December 31, 2004. The 2005 and 2004 amount for services classified as Audit Related, totaled $127,000 and $142,500, respectively, principally for attestation services provided in connection with a SAS 70 report and SEC Rule 17Ad-13 report.

----------
* These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant hereinafter referred to as "affiliates".

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2005 were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

(g) Non-Audit Fees: Approximately $1,078,545 for fiscal year ended December 31, 2005 and $1,027,000 for fiscal year ended December 31, 2004. The audit committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

(h) N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

     Robert M. Gavin
     Sandra J. Jaffee
     William P. Johnston
     Phillip O. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants' board of directors since the policy was last filed in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     11(a)(1) Code of Ethics

       (a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

       (b)    Section 906 certification.

       (c)    Audit Committee Pre-Approval Policies and Procedures

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HARTFORD SERIES FUND, INC.


Date: February 9, 2006                  By: /s/ David M. Znanmierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: February 9, 2006                  By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President


Date: February 9, 2006                  By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                            Its: Vice President, Controller and
                                                 Treasurer

                                  EXHIBIT LIST

             11(a)(1) Code of Ethics

99.CERT      11(a)(2) Certifications

                      (i) Section 302 certification of principal executive officer

                      (ii) Section 302 certification of principal financial
                           officer

99.906CERT   11(b)    Section 906 certification of principal executive officer
                      and principal financial officer

             11(c)    Audit Committee Pre-Approval Policies and Procedures